UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michele Abate, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ----------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5089

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A shares of the AB Global Dynamic Allocation Portfolio returned 6.09%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

U.S., international, and emerging-market equities recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record gross domestic product contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of COVID-19 vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested U.S. presidential election and lack of additional U.S. fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the U.S. elections, and passage of both a U.S. relief package and a post-Brexit (after Great Britain leaves the European Union) trade deal fueled a broad-based rally. For the 12-month period, large-cap stocks, led by U.S. Technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large and small cap categories.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, setting the stage for a rebound in risk assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets began to rally significantly in November when positive vaccine news extended the credit rally. Developed market and emerging market investment grade corporate bonds and commercial mortgage-backed securities (“MBS”) led gains as investors searched for higher yields in a period of falling interest rates. Global developed markets high yield corporate bonds also had strong returns, particularly in the U.S. Agency MBS, along with emerging market local currency debt and high yield hard currency sovereign bonds, which had positive returns but trailed global treasuries. The U.S. dollar declined against all major developed-market currencies and was mixed against emerging market currencies. Brent crude oil prices were volatile and fell about 21% due to an uncertain oil industry outlook. Copper prices advanced more than 25%, and gold rose 24% as a perceived inflation hedge.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we seek to capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and approximately 40% invested in a mix of global sovereign and high-quality corporate bonds.

The Portfolio produced a positive return but underperformed its benchmark for the 12-month period ended December 31, 2020. During this period, the Portfolio’s overweight to international equities, U.S. bonds, international bonds, and real estate securities along with underweights to U.S. small, mid, and large-cap stocks detracted from performance. The Portfolio’s currency management and high yield bond position also detracted from performance over the period. Our relative overweight to commodities and emerging market equities contributed to performance. The Portfolio’s interest rate swap overlay was also a contributor to performance over the period.

The Portfolio began the year modestly overweight equity, encouraged by signs of stabilization in global growth. Over the first quarter, the overweight position was reduced to a neutral in February, as COVID-19 risks started to emerge globally, and then to a significant underweight in March, influenced by a meaningful spike in risk as economic closures and quarantines caused by the pandemic became extreme. The position represented the largest underweight and the fastest five-day reduction since inception. This defensive position cushioned the Portfolio against the extreme selloff in February and March and reduced volatility meaningfully during the period.

The Portfolio’s underweight was maintained through the third quarter. Over the course of the third quarter, the underweight position was reduced as positive signs around economic conditions and medical advancements to combat COVID-19 emerged. However, the Portfolio maintained an underweight to equities in September as a resurgence of COVID-19 in major economies, receding hopes of additional U.S. fiscal stimulus, and amplified uncertainty as surrounding U.S. presidential election drove renewed volatility in markets.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, equity options, interest rate swaps, and total return swaps for both hedging and investment purposes. The Portfolio utilized a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

The Portfolio ended the period with an overweight to risk assets. Within equities, the Portfolio moved to a modest overweight to developed markets relative to emerging markets. In developed markets, the Portfolio held an overweight to U.S. and Japan. Within fixed income, the Portfolio had an overweight to duration, as the

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

steepened curve (longer-term interest rates were higher than the shorter-term ones) offered rolldown and hedging benefits. The Portfolio eliminated its overweight to cash at the end of the period. The Portfolio held an overweight to Canadian dollar and underweight positions to U.S. dollar, Swiss franc, Australian dollar, and the euro.

Daniel Loewy

Brian Brugman

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
AB Global Dynamic Allocation Portfolio
Class B	6.09	6.52	6.15
Dow Jones Moderate Index	12.24	9.36	7.21

1 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Equity Sectors

% of Net Assets
Information Technology	9.0
Financials	7.4
Real Estate	6.5
Health Care	6.4
Consumer Discretionary	6.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	28.6
Foreign Government	11.3

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.88%	$1,000.00	$1,106.50	$4.66
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—52.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Airbus SE (a)	36,092	$3,964,685
BAE Systems plc	197,428	1,320,446
Boeing Co. (The)	17,225	3,687,183
Dassault Aviation S.A. (a)	158	173,327
Elbit Systems, Ltd.	1,660	218,700
General Dynamics Corp.	7,530	1,120,615
Howmet Aerospace, Inc.	12,650	361,031
Huntington Ingalls Industries, Inc.	1,342	228,784
L3Harris Technologies, Inc.	6,810	1,287,226
Lockheed Martin Corp.	8,045	2,855,814
MTU Aero Engines AG	3,266	850,958
Northrop Grumman Corp.	5,025	1,531,218
Raytheon Technologies Corp.	49,235	3,520,795
Rolls-Royce Holdings plc (a)	513,572	781,911
Safran S.A. (a)	19,668	2,789,324
Singapore Technologies Engineering, Ltd.	95,425	275,516
Teledyne Technologies, Inc. (a)	1,216	476,648
Textron, Inc.	7,380	356,675
Thales S.A.	6,512	596,517
TransDigm Group, Inc. (a)	1,802	1,115,168

		27,512,541

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	4,360	409,273
Deutsche Post AG	60,714	3,004,597
DSV Panalpina A/S	12,705	2,126,248
Expeditors International of Washington, Inc.	5,405	514,070
FedEx Corp.	7,810	2,027,632
SG Holdings Co., Ltd.	19,745	539,001
United Parcel Service, Inc. - Class B	23,200	3,906,880
Yamato Holdings Co., Ltd.	18,856	481,653

		13,009,354

Airlines—0.1%
Alaska Air Group, Inc.	4,003	208,156
American Airlines Group, Inc. (b)	19,721	311,000
ANA Holdings, Inc. (a)	7,029	155,405
Delta Air Lines, Inc.	20,651	830,377
Deutsche Lufthansa AG (a) (b)	18,267	241,426
Japan Airlines Co., Ltd. (a)	8,669	167,953
Qantas Airways, Ltd. (a)	55,810	208,960
Singapore Airlines, Ltd. (a)	81,018	261,869
Southwest Airlines Co.	19,085	889,552
United Airlines Holdings, Inc. (a) (b)	9,391	406,161

		3,680,859

Auto Components—0.2%
Aisin Seiki Co., Ltd.	9,905	297,672
Aptiv plc	8,721	1,136,259
BorgWarner, Inc.	7,840	302,937
Bridgestone Corp.	32,854	1,079,222
Cie Generale des Etablissements Michelin	10,416	1,336,777
Continental AG	6,759	1,001,542
Denso Corp.	26,599	1,583,684
Faurecia SE (a)	5,062	259,510

Auto Components—(Continued)
Koito Manufacturing Co., Ltd.	6,467	439,843
NGK Spark Plug Co., Ltd.	9,359	160,234
Stanley Electric Co., Ltd.	7,962	256,935
Sumitomo Electric Industries, Ltd.	46,100	611,547
Toyoda Gosei Co., Ltd.	3,973	115,492
Toyota Industries Corp.	9,030	717,747
Valeo S.A.	14,124	557,811

		9,857,212

Automobiles—1.1%
Bayerische Motoren Werke AG	20,322	1,793,743
Daimler AG	52,530	3,709,241
Ferrari NV	7,737	1,789,126
Fiat Chrysler Automobiles NV (a)	67,630	1,209,355
Ford Motor Co.	126,595	1,112,770
General Motors Co.	40,813	1,699,453
Honda Motor Co., Ltd.	100,060	2,794,499
Isuzu Motors, Ltd.	33,706	320,899
Mazda Motor Corp.	34,755	233,779
Nissan Motor Co., Ltd. (a)	141,886	771,896
Peugeot S.A. (a)	36,160	989,596
Renault S.A. (a)	11,873	519,517
Subaru Corp.	37,852	758,462
Suzuki Motor Corp.	22,606	1,049,525
Tesla, Inc. (a)	24,600	17,359,482
Toyota Motor Corp.	130,176	9,981,760
Volkswagen AG	2,009	417,594
Yamaha Motor Co., Ltd.	17,119	350,049

		46,860,746

Banks—2.8%
ABN AMRO Bank NV (144A) (a)	25,854	253,617
Australia & New Zealand Banking Group, Ltd.	174,073	3,050,318
Banco Bilbao Vizcaya Argentaria S.A.	409,247	2,006,165
Banco Espirito Santo S.A. (a) (c) (d)	169,954	0
Banco Santander S.A. (a)	1,059,880	3,290,799
Bank Hapoalim B.M. (a)	69,403	476,282
Bank Leumi Le-Israel B.M.	88,802	524,151
Bank of America Corp.	246,738	7,478,629
Bank of East Asia, Ltd. (The)	80,169	171,834
Bank of Kyoto, Ltd. (The)	3,476	181,990
Banque Cantonale Vaudoise	1,889	205,413
Barclays plc (a)	1,064,713	2,136,887
BNP Paribas S.A. (a)	69,037	3,641,303
BOC Hong Kong Holdings, Ltd.	226,177	687,355
CaixaBank S.A.	219,355	563,693
Chiba Bank, Ltd. (The)	32,399	178,679
Citigroup, Inc.	67,471	4,160,262
Citizens Financial Group, Inc.	13,754	491,843
Comerica, Inc.	4,455	248,856
Commerzbank AG (a)	61,236	394,048
Commonwealth Bank of Australia	108,650	6,885,060
Concordia Financial Group, Ltd.	62,843	222,900
Credit Agricole S.A. (a)	70,526	890,557
Danske Bank A/S (a)	42,158	699,126
DBS Group Holdings, Ltd.	110,155	2,083,569

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
DNB ASA (a)	58,227	$1,146,422
Erste Group Bank AG (a)	17,075	515,498
Fifth Third Bancorp	23,035	635,075
FinecoBank Banca Fineco S.p.A. (a)	37,255	607,988
First Republic Bank	5,601	822,955
Fukuoka Financial Group, Inc.	10,514	188,454
Hang Seng Bank, Ltd.	46,741	807,652
HSBC Holdings plc (a)	1,250,045	6,522,385
Huntington Bancshares, Inc.	32,955	416,222
ING Groep NV (a)	239,404	2,267,962
Intesa Sanpaolo S.p.A. (a)	1,014,959	2,367,936
Israel Discount Bank, Ltd. - Class A	71,146	274,477
Japan Post Bank Co., Ltd.	24,754	204,494
JPMorgan Chase & Co.	98,800	12,554,516
KBC Group NV (a)	15,342	1,075,279
KeyCorp	31,620	518,884
Lloyds Banking Group plc (a)	4,344,677	2,190,076
M&T Bank Corp.	4,095	521,294
Mediobanca Banca di Credito Finanziario S.p.A. (a)	37,960	346,936
Mitsubishi UFJ Financial Group, Inc.	750,247	3,322,566
Mizrahi Tefahot Bank, Ltd.	8,570	198,633
Mizuho Financial Group, Inc.	148,056	1,887,284
National Australia Bank, Ltd.	195,356	3,408,238
Natwest Group plc (a)	295,700	683,889
Nordea Bank Abp (a)	198,855	1,623,774
Oversea-Chinese Banking Corp., Ltd.	202,936	1,542,864
People’s United Financial, Inc. (b)	13,695	177,076
PNC Financial Services Group, Inc. (The)	13,735	2,046,515
Raiffeisen Bank International AG (a)	9,047	182,720
Regions Financial Corp.	31,115	501,574
Resona Holdings, Inc.	126,500	445,446
Shinsei Bank, Ltd.	9,499	117,880
Shizuoka Bank, Ltd. (The)	25,462	187,559
Skandinaviska Enskilda Banken AB - Class A (a)	99,475	1,021,154
Societe Generale S.A. (a)	49,796	1,037,362
Standard Chartered plc (a)	163,973	1,051,449
Sumitomo Mitsui Financial Group, Inc.	80,116	2,479,037
Sumitomo Mitsui Trust Holdings, Inc.	20,805	645,112
SVB Financial Group (a)	1,725	669,007
Svenska Handelsbanken AB - A Shares (a)	95,093	954,132
Swedbank AB - A Shares (a)	55,624	977,982
Truist Financial Corp.	43,617	2,090,563
U.S. Bancorp	44,435	2,070,227
UniCredit S.p.A. (a)	130,448	1,207,145
United Overseas Bank, Ltd.	72,201	1,232,610
Wells Fargo & Co. (e)	134,007	4,044,331
Westpac Banking Corp.	221,670	3,307,411
Zions Bancorp N.A.	5,260	228,494

		114,249,875

Beverages—0.9%
Anheuser-Busch InBev S.A.	46,766	3,268,125
Asahi Group Holdings, Ltd.	27,874	1,148,922
Brown-Forman Corp. - Class B (b)	5,917	469,987
Budweiser Brewing Co. APAC, Ltd. (144A)	105,228	347,861
Carlsberg A/S - Class B	6,330	1,014,814

Beverages—(Continued)
Coca-Cola Amatil, Ltd.	30,976	308,927
Coca-Cola Bottlers Japan Holdings, Inc.	7,564	118,181
Coca-Cola Co. (The) (e)	125,310	6,872,000
Coca-Cola European Partners plc	12,604	628,057
Coca-Cola HBC AG	12,238	398,032
Constellation Brands, Inc. - Class A	5,475	1,199,299
Davide Campari-Milano NV	35,499	406,050
Diageo plc	143,464	5,669,856
Heineken Holding NV	7,096	668,405
Heineken NV	15,909	1,774,169
Ito En, Ltd.	3,334	210,962
Kirin Holdings Co., Ltd.	50,507	1,192,494
Molson Coors Beverage Co. - Class B	6,005	271,366
Monster Beverage Corp. (a)	11,940	1,104,211
PepsiCo, Inc.	44,825	6,647,547
Pernod-Ricard S.A.	12,859	2,464,919
Remy Cointreau S.A.	1,408	261,693
Suntory Beverage & Food, Ltd.	8,498	300,775
Treasury Wine Estates, Ltd.	44,056	319,581

		37,066,233

Biotechnology—0.7%
AbbVie, Inc.	57,214	6,130,480
Alexion Pharmaceuticals, Inc. (a)	7,100	1,109,304
Amgen, Inc.	18,869	4,338,361
Argenx SE (a)	2,748	810,045
Biogen, Inc. (a)	5,030	1,231,646
CSL, Ltd.	27,889	6,093,957
Galapagos NV (a) (b)	2,632	258,774
Genmab A/S (a)	4,015	1,623,994
Gilead Sciences, Inc.	40,543	2,362,035
Grifols S.A.	18,231	532,224
Incyte Corp. (a)	6,033	524,750
PeptiDream, Inc. (a)	5,771	293,302
Regeneron Pharmaceuticals, Inc. (a)	3,464	1,673,493
Vertex Pharmaceuticals, Inc. (a)	8,467	2,001,091

		28,983,456

Building Products—0.4%
A.O. Smith Corp.	4,360	239,015
AGC, Inc.	11,816	412,659
Allegion plc (b)	2,901	337,618
Assa Abloy AB - Class B	61,517	1,513,099
Carrier Global Corp.	26,652	1,005,313
Cie de Saint-Gobain (a)	31,759	1,456,247
Daikin Industries, Ltd.	15,292	3,405,785
Fortune Brands Home & Security, Inc.	4,427	379,482
Geberit AG	2,274	1,422,785
Johnson Controls International plc	23,384	1,089,461
Kingspan Group plc (a)	9,468	664,658
Lixil Corp.	16,277	353,526
Masco Corp.	8,475	465,532
Nibe Industrier AB - B Shares	19,059	625,844
Rockwool International A/S - B Shares	495	185,355
TOTO, Ltd.	8,744	526,205
Trane Technologies plc	7,765	1,127,167

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Xinyi Glass Holdings, Ltd.	111,497	$312,020

		15,521,771

Capital Markets—1.3%
3i Group plc	59,476	950,216
Ameriprise Financial, Inc.	3,815	741,369
Amundi S.A. (144A) (a)	3,769	307,757
ASX, Ltd.	11,920	662,140
Bank of New York Mellon Corp. (The)	26,385	1,119,779
BlackRock, Inc.	4,640	3,347,946
Cboe Global Markets, Inc.	3,417	318,191
Charles Schwab Corp. (The)	48,296	2,561,620
CME Group, Inc.	11,585	2,109,049
Credit Suisse Group AG	150,232	1,932,677
Daiwa Securities Group, Inc.	88,287	402,668
Deutsche Bank AG (a)	120,507	1,311,961
Deutsche Boerse AG	11,662	1,979,861
EQT AB (b)	14,561	372,133
Franklin Resources, Inc. (b)	8,741	218,438
Goldman Sachs Group, Inc. (The)	11,150	2,940,367
Hargreaves Lansdown plc	20,293	423,650
Hong Kong Exchanges and Clearing, Ltd.	73,924	4,065,847
Intercontinental Exchange, Inc.	18,180	2,095,972
Invesco, Ltd.	12,120	211,252
Japan Exchange Group, Inc.	31,346	801,493
Julius Baer Group, Ltd.	13,767	797,446
London Stock Exchange Group plc	19,414	2,393,065
Macquarie Group, Ltd.	21,079	2,252,347
Magellan Financial Group, Ltd.	7,910	329,301
MarketAxess Holdings, Inc.	1,254	715,482
Moody’s Corp.	5,225	1,516,504
Morgan Stanley	46,312	3,173,761
MSCI, Inc.	2,690	1,201,166
Nasdaq, Inc.	3,670	487,156
Natixis S.A. (a)	57,866	199,172
Nomura Holdings, Inc.	192,177	1,017,329
Northern Trust Corp.	6,690	623,107
Partners Group Holding AG	1,148	1,340,969
Raymond James Financial, Inc.	3,949	377,801
S&P Global, Inc.	7,815	2,569,025
SBI Holdings, Inc.	14,458	343,475
Schroders plc	7,598	347,044
Singapore Exchange, Ltd.	49,125	345,750
St. James’s Place plc	32,799	508,861
Standard Life Aberdeen plc	137,634	533,516
State Street Corp.	11,390	828,964
T. Rowe Price Group, Inc.	7,290	1,103,633
UBS Group AG	225,010	3,147,087

		55,026,347

Chemicals—1.3%
Air Liquide S.A.	29,063	4,770,073
Air Products & Chemicals, Inc.	7,145	1,952,157
Air Water, Inc.	11,234	200,436
Akzo Nobel NV	11,844	1,272,274
Albemarle Corp.	3,388	499,798

Chemicals—(Continued)
Arkema S.A.	4,265	487,502
Asahi Kasei Corp.	76,678	788,682
BASF SE	56,373	4,451,491
Celanese Corp.	3,795	493,122
CF Industries Holdings, Inc.	6,900	267,099
Chr Hansen Holding A/S (a)	6,499	668,674
Clariant AG	12,173	258,633
Corteva, Inc.	24,074	932,145
Covestro AG (144A)	11,309	697,570
Croda International plc	8,563	773,633
Dow, Inc.	23,974	1,330,557
DuPont de Nemours, Inc.	23,774	1,690,569
Eastman Chemical Co.	4,380	439,226
Ecolab, Inc.	8,045	1,740,616
EMS-Chemie Holding AG	506	488,121
Evonik Industries AG	12,817	417,571
FMC Corp.	4,140	475,810
Givaudan S.A.	567	2,388,362
ICL Group, Ltd.	43,047	219,712
International Flavors & Fragrances, Inc. (b)	3,385	368,430
Johnson Matthey plc	11,828	392,680
JSR Corp.	12,438	347,411
Kansai Paint Co., Ltd.	10,830	333,698
Koninklijke DSM NV	10,579	1,822,402
Kuraray Co., Ltd.	19,520	208,482
LANXESS AG	5,150	394,919
Linde plc	17,037	4,489,420
LyondellBasell Industries NV - Class A	8,271	758,120
Mitsubishi Chemical Holdings Corp.	78,256	476,052
Mitsubishi Gas Chemical Co., Inc.	9,658	222,371
Mitsui Chemicals, Inc.	11,253	330,592
Mosaic Co. (The)	11,180	257,252
Nippon Paint Holdings Co., Ltd.	8,988	988,046
Nippon Sanso Holdings Corp.	9,264	172,356
Nissan Chemical Corp.	7,585	475,396
Nitto Denko Corp.	9,765	876,830
Novozymes A/S - B Shares	12,809	735,119
Orica, Ltd.	24,792	289,939
PPG Industries, Inc.	7,590	1,094,630
Sherwin-Williams Co. (The)	2,660	1,954,861
Shin-Etsu Chemical Co., Ltd.	21,738	3,805,532
Sika AG	8,702	2,375,664
Solvay S.A.	4,574	542,062
Sumitomo Chemical Co., Ltd.	91,064	366,871
Symrise AG	7,904	1,045,405
Teijin, Ltd.	10,889	205,322
Toray Industries, Inc.	84,760	502,950
Tosoh Corp.	15,895	249,051
Umicore S.A.	12,159	584,109
Yara International ASA	10,697	444,089

		54,813,894

Commercial Services & Supplies—0.2%
Brambles, Ltd.	92,146	754,932
Cintas Corp.	2,830	1,000,292

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Copart, Inc. (a)	6,665	$848,121
Dai Nippon Printing Co., Ltd.	14,863	268,095
Rentokil Initial plc (a)	113,339	790,389
Republic Services, Inc.	6,785	653,396
Rollins, Inc.	7,168	280,054
Secom Co., Ltd.	12,887	1,189,830
Securitas AB - B Shares	19,138	308,605
Sohgo Security Services Co., Ltd.	4,365	226,549
Toppan Printing Co., Ltd.	16,030	226,341
Waste Management, Inc.	12,535	1,478,253

		8,024,857

Communications Equipment—0.3%
Arista Networks, Inc. (a)	1,756	510,241
Cisco Systems, Inc.	136,900	6,126,275
F5 Networks, Inc. (a)	1,985	349,241
Juniper Networks, Inc.	10,620	239,056
Motorola Solutions, Inc.	5,500	935,330
Nokia Oyj (a)	347,012	1,323,426
Telefonaktiebolaget LM Ericsson - B Shares	179,142	2,124,472

		11,608,041

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	16,503	547,914
Bouygues S.A.	14,058	578,368
CIMIC Group, Ltd. (a)	5,849	110,018
Eiffage S.A. (a)	5,225	505,068
Ferrovial S.A.	30,267	836,348
HOCHTIEF AG	1,511	146,886
Jacobs Engineering Group, Inc.	4,150	452,184
Kajima Corp.	27,465	368,574
Obayashi Corp.	39,689	343,817
Quanta Services, Inc.	4,485	323,010
Shimizu Corp.	33,736	246,393
Skanska AB - B Shares	20,791	529,466
Taisei Corp.	11,665	403,675
Vinci S.A.	31,949	3,178,970

		8,570,691

Construction Materials—0.2%
CRH plc (a)	48,178	2,036,597
HeidelbergCement AG	9,164	685,493
James Hardie Industries plc (a)	27,260	806,374
LafargeHolcim, Ltd. (a)	32,133	1,763,370
Martin Marietta Materials, Inc.	2,012	571,348
Taiheiyo Cement Corp.	7,023	176,689
Vulcan Materials Co.	4,250	630,317

		6,670,188

Consumer Finance—0.1%
Acom Co., Ltd.	24,391	104,369
American Express Co.	21,080	2,548,783
Capital One Financial Corp.	14,765	1,459,520
Discover Financial Services	9,885	894,890

Consumer Finance—(Continued)
Synchrony Financial	17,587	610,445

		5,618,007

Containers & Packaging—0.1%
AMCOR plc	50,751	597,339
Avery Dennison Corp.	2,700	418,797
Ball Corp.	10,540	982,117
International Paper Co.	12,735	633,184
Packaging Corp. of America	2,999	413,592
Sealed Air Corp.	4,995	228,721
Smurfit Kappa Group plc	15,042	699,597
WestRock Co.	8,495	369,788

		4,343,135

Distributors—0.0%
Genuine Parts Co.	4,615	463,484
LKQ Corp. (a)	9,032	318,288
Pool Corp.	1,328	494,680

		1,276,452

Diversified Financial Services—0.5%
AMP, Ltd.	210,049	252,807
Berkshire Hathaway, Inc. - Class B (a)	63,050	14,619,404
Eurazeo S.A. (a)	2,402	162,973
EXOR NV	6,701	537,872
Groupe Bruxelles Lambert S.A.	6,903	696,563
Industrivarden AB - A Shares (a)	6,558	219,289
Industrivarden AB - C Shares (a)	9,760	316,103
Investor AB - B Shares	27,956	2,043,227
Kinnevik AB - Class B	14,890	751,594
L E Lundbergforetagen AB - B Shares (a)	4,645	248,671
M&G plc	158,909	430,453
Mitsubishi UFJ Lease & Finance Co., Ltd.	24,639	118,901
ORIX Corp.	80,645	1,251,532
Sofina S.A.	959	324,728
Tokyo Century Corp.	2,631	208,994
Wendel S.A.	1,683	201,534

		22,384,645

Diversified Telecommunication Services—0.8%
Altice Europe NV (a)	38,083	247,942
AT&T, Inc. (e)	230,941	6,641,863
BT Group plc	547,799	991,549
Cellnex Telecom S.A. (144A) (b)	19,337	1,160,882
CenturyLink, Inc.	31,913	311,152
Deutsche Telekom AG	204,567	3,738,388
Elisa Oyj	8,787	479,671
HKT Trust & HKT, Ltd.	231,519	300,542
Iliad S.A.	929	190,847
Infrastrutture Wireless Italiane S.p.A. (144A)	20,626	250,030
Koninklijke KPN NV	218,350	661,990
Nippon Telegraph & Telephone Corp.	79,007	2,025,838
Orange S.A.	122,447	1,457,315
PCCW, Ltd.	259,844	156,488
Proximus SADP	9,297	184,396

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Singapore Telecommunications, Ltd.	499,028	$875,214
Spark New Zealand, Ltd.	112,282	379,630
Swisscom AG	1,593	858,129
Telecom Italia S.p.A.	511,078	235,365
Telecom Italia S.p.A. - Risparmio Shares	368,425	190,642
Telefonica Deutschland Holding AG	63,632	175,408
Telefonica S.A (Interim Shares) (a) .	16,352	65,377
Telefonica S.A.	294,334	1,176,789
Telenor ASA	42,946	727,320
Telia Co. AB	149,977	620,623
Telstra Corp., Ltd.	254,426	585,004
TPG Telecom, Ltd. (a)	22,683	126,379
United Internet AG	6,521	274,785
Verizon Communications, Inc. (f)	134,120	7,879,550

		32,969,108

Electric Utilities—1.0%
Alliant Energy Corp.	8,044	414,507
American Electric Power Co., Inc.	16,050	1,336,483
AusNet Services	113,894	154,824
Chubu Electric Power Co., Inc.	39,380	474,156
Chugoku Electric Power Co., Inc. (The)	17,747	209,082
CK Infrastructure Holdings, Ltd.	40,503	217,687
CLP Holdings, Ltd.	100,372	929,172
Duke Energy Corp.	23,815	2,180,501
Edison International	12,245	769,231
EDP - Energias de Portugal S.A.	169,747	1,069,655
Electricite de France S.A. (a)	38,097	603,417
Elia Group S.A.	1,933	230,350
Endesa S.A.	19,482	534,179
Enel S.p.A.	499,191	5,041,013
Entergy Corp.	6,425	641,472
Evergy, Inc.	7,286	404,446
Eversource Energy	11,065	957,233
Exelon Corp.	31,624	1,335,165
FirstEnergy Corp.	17,525	536,440
Fortum Oyj	27,146	653,029
HK Electric Investments & HK Electric Investments, Ltd.	162,023	159,466
Iberdrola S.A.	370,254	5,295,207
Kansai Electric Power Co., Inc. (The)	43,032	409,188
Kyushu Electric Power Co., Inc.	23,186	200,760
Mercury NZ, Ltd.	41,632	195,569
NextEra Energy, Inc.	63,480	4,897,482
NRG Energy, Inc.	7,905	296,833
Orsted A/S (144A)	11,611	2,374,737
Pinnacle West Capital Corp.	3,650	291,817
Power Assets Holdings, Ltd.	84,791	459,934
PPL Corp.	24,915	702,603
Red Electrica Corp. S.A.	26,457	543,985
Southern Co. (The)	34,195	2,100,599
SSE plc	63,811	1,315,215
Terna Rete Elettrica Nazionale S.p.A.	85,997	656,133
Tohoku Electric Power Co., Inc.	26,126	216,522
Tokyo Electric Power Co. Holdings, Inc. (a)	88,400	233,306
Verbund AG	4,236	362,434

Electric Utilities—(Continued)
Xcel Energy, Inc.	17,010	1,134,057

		40,537,889

Electrical Equipment—0.6%
ABB, Ltd.	113,111	3,163,866
AMETEK, Inc.	7,367	890,965
Eaton Corp. plc	12,838	1,542,357
Emerson Electric Co.	19,295	1,550,739
Fuji Electric Co., Ltd.	7,756	279,891
Legrand S.A.	16,388	1,462,680
Melrose Industries plc (a)	296,942	724,190
Mitsubishi Electric Corp.	112,018	1,695,764
Nidec Corp.	27,449	3,458,435
Prysmian S.p.A.	14,750	525,835
Rockwell Automation, Inc.	3,745	939,283
Schneider Electric SE	33,065	4,782,703
Siemens Energy AG (a)	27,295	1,001,751
Siemens Gamesa Renewable Energy S.A.	14,722	597,656
Vestas Wind Systems A/S	12,087	2,860,676

		25,476,791

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	9,670	1,264,546
Azbil Corp.	7,575	414,336
CDW Corp.	4,556	600,435
Corning, Inc.	24,740	890,640
FLIR Systems, Inc.	4,205	184,305
Halma plc	23,375	783,218
Hamamatsu Photonics KK	8,659	495,762
Hexagon AB - B Shares	17,274	1,573,031
Hirose Electric Co., Ltd.	1,994	302,308
Hitachi, Ltd.	59,405	2,344,087
Ibiden Co., Ltd.	6,484	301,366
IPG Photonics Corp. (a)	1,181	264,296
Keyence Corp.	11,196	6,300,910
Keysight Technologies, Inc. (a) (b)	5,930	783,294
Kyocera Corp.	19,704	1,209,368
Murata Manufacturing Co., Ltd.	35,257	3,175,286
Omron Corp.	11,402	1,017,598
Shimadzu Corp.	13,714	534,160
TDK Corp.	7,957	1,200,145
TE Connectivity, Ltd.	10,700	1,295,449
Venture Corp., Ltd.	16,834	248,367
Vontier Corp. (a)	4,272	142,685
Yokogawa Electric Corp.	13,955	278,513
Zebra Technologies Corp. - Class A (a)	1,703	654,514

		26,258,619

Energy Equipment & Services—0.1%
Baker Hughes Co.	22,225	463,391
Halliburton Co.	28,650	541,485
NOV, Inc.	12,505	171,694
Schlumberger NV	45,037	983,158
TechnipFMC plc	13,636	128,178

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Tenaris S.A.	28,862	$233,163

		2,521,069

Entertainment—0.8%
Activision Blizzard, Inc.	25,004	2,321,621
Bollore S.A.	53,936	223,039
Capcom Co., Ltd.	5,404	351,345
Electronic Arts, Inc.	9,380	1,346,968
Koei Tecmo Holdings Co., Ltd.	2,777	169,765
Konami Holdings Corp.	5,701	320,888
Live Nation Entertainment, Inc. (a) (b)	4,542	333,746
Netflix, Inc. (a)	14,381	7,776,238
Nexon Co., Ltd.	29,866	919,811
Nintendo Co., Ltd.	6,870	4,384,360
Square Enix Holdings Co., Ltd.	5,703	346,071
Take-Two Interactive Software, Inc. (a)	3,727	774,433
Toho Co., Ltd.	6,839	288,458
UBISOFT Entertainment S.A. (a)	5,620	541,528
Vivendi S.A.	50,933	1,642,517
Walt Disney Co. (The) (a)	58,671	10,630,012

		32,370,800

Equity Real Estate Investment Trusts—4.3%
Aberdeen Standard European Logistics Income plc (144A)	26,100	38,788
Acadia Realty Trust	9,405	133,457
Activia Properties, Inc.	78	329,264
Advance Residence Investment Corp.	145	434,659
Aedifica S.A.	3,742	449,628
AEON REIT Investment Corp.	174	222,551
Agree Realty Corp. (b)	6,100	406,138
Alexander’s, Inc. (b)	234	64,900
Alexandria Real Estate Equities, Inc.	19,041	3,393,487
Allied Properties Real Estate Investment Trust	13,670	406,266
Alstria Office REIT-AG	19,950	360,248
American Assets Trust, Inc.	5,600	161,728
American Campus Communities, Inc. (b)	15,327	655,536
American Finance Trust, Inc.	12,150	90,275
American Homes 4 Rent - Class A	30,574	917,220
American Tower Corp.	14,445	3,242,325
Americold Realty Trust (b)	22,808	851,423
Apartment Income REIT Corp. (a)	16,516	634,380
Apartment Investment & Management Co.	16,516	87,204
Apple Hospitality REIT, Inc.	23,450	302,740
Armada Hoffler Properties, Inc.	6,400	71,808
Artis Real Estate Investment Trust	13,150	110,126
Ascencio	550	32,221
Ascendas Real Estate Investment Trust	594,377	1,338,408
Ascott Residence Trust	199,900	163,602
Assura plc	293,795	308,692
AvalonBay Communities, Inc.	20,338	3,262,825
Befimmo S.A.	2,400	106,699
Big Yellow Group plc	18,150	272,372
BMO Commercial Property Trust, Ltd.	59,169	64,964
BMO Real Estate Investment, Ltd.	26,942	22,428
Boardwalk Real Estate Investment Trust	4,250	112,652
Boston Properties, Inc.	21,962	2,076,068

Equity Real Estate Investment Trusts—(Continued)
Brandywine Realty Trust (b)	18,876	224,813
British Land Co. plc (The)	157,762	1,055,759
Brixmor Property Group, Inc.	33,177	549,079
Brookfield Property REIT, Inc. - Class A	4,324	64,601
BWP Trust	54,718	186,548
Camden Property Trust	10,566	1,055,755
Canadian Apartment Properties	19,050	748,142
Capital & Counties Properties plc	82,353	164,405
CapitaLand Integrated Commercial Trust	767,056	1,251,838
CareTrust REIT, Inc.	10,600	235,108
Carmila S.A.	4,350	62,659
CDL Hospitality Trusts	88,482	84,892
Centerspace	1,441	101,792
Champion REIT	221,556	129,523
Charter Hall Long Wale REIT	51,450	184,567
Charter Hall Retail REIT	54,173	153,402
Choice Properties Real Estate Investment Trust (b)	28,668	293,009
Civitas Social Housing plc	69,900	100,216
Cofinimmo S.A.	3,045	453,283
Colony Capital, Inc. (b)	53,500	257,335
Columbia Property Trust, Inc.	12,750	182,835
Comforia Residential REIT, Inc.	69	198,781
Cominar Real Estate Investment Trust	18,831	119,978
Community Healthcare Trust, Inc.	2,500	117,775
Corporate Office Properties Trust	12,550	327,304
Cousins Properties, Inc. (b)	16,559	554,726
Covivio	8,864	816,609
Crombie Real Estate Investment Trust	10,350	116,680
Cromwell Property Group	159,057	106,789
Crown Castle International Corp.	14,010	2,230,252
CubeSmart	21,627	726,883
Custodian REIT plc	43,563	52,288
CyrusOne, Inc.	13,500	987,525
Daiwa House REIT Investment Corp.	349	863,246
Daiwa Office Investment Corp.	31	196,981
Daiwa Securities Living Investments Corp.	211	195,553
Derwent London plc	11,300	478,872
Dexus	189,502	1,380,662
DiamondRock Hospitality Co.	22,250	183,563
Digital Realty Trust, Inc.	40,389	5,634,669
Diversified Healthcare Trust	26,400	108,768
Douglas Emmett, Inc. (b)	18,640	543,915
Dream Industrial Real Estate Investment Trust	17,050	176,139
Dream Office Real Estate Investment Trust	4,800	74,664
Duke Realty Corp.	53,326	2,131,440
Easterly Government Properties, Inc.	9,075	205,549
EastGroup Properties, Inc.	4,379	604,565
Empire State Realty Trust, Inc. - Class A (b)	16,129	150,322
Empiric Student Property plc	65,903	67,053
EPR Properties	8,297	269,653
Equinix, Inc.	2,917	2,083,263
Equity Commonwealth	13,050	356,004
Equity LifeStyle Properties, Inc.	19,516	1,236,534
Equity Residential	52,333	3,102,300
Essential Properties Realty Trust, Inc.	11,550	244,860
Essex Property Trust, Inc.	9,449	2,243,382
Eurocommercial Properties NV (a)	5,400	101,547

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Extra Space Storage, Inc.	18,294	$2,119,543
Federal Realty Investment Trust	10,641	905,762
First Capital Real Estate Investment Trust (b)	24,200	257,609
First Industrial Realty Trust, Inc.	14,350	604,565
Fortune Real Estate Investment Trust	151,330	144,180
Four Corners Property Trust, Inc.	8,150	242,626
Franklin Street Properties Corp.	11,550	50,474
Frasers Centrepoint Trust	120,200	223,547
Frasers Logistics & Industrial Trust	292,700	311,991
Frontier Real Estate Investment Corp.	51	197,312
Fukuoka REIT Corp.	81	120,111
Gaming and Leisure Properties, Inc.	24,610	1,043,464
GCP Student Living plc	51,154	99,551
Gecina S.A.	8,660	1,337,259
Getty Realty Corp.	3,865	106,442
Global Net Lease, Inc.	10,000	171,400
Global One Real Estate Investment Corp.	108	109,599
GLP J-REIT	692	1,091,167
Goodman Group	101,851	1,485,729
Goodman Property Trust	122,300	205,251
GPT Group (The)	338,239	1,174,486
Granite Real Estate Investment Trust	6,500	397,792
Great Portland Estates plc	28,480	260,390
H&R Real Estate Investment Trust	31,515	329,039
Hamborner REIT AG	7,900	86,708
Hammerson plc	430,675	146,936
Healthcare Realty Trust, Inc.	15,060	445,776
Healthcare Trust of America, Inc. - Class A	24,325	669,910
Healthpeak Properties, Inc.	77,892	2,354,675
Hibernia REIT plc	74,566	105,495
Highwoods Properties, Inc.	11,500	455,745
Host Hotels & Resorts, Inc.	101,130	1,479,532
Hudson Pacific Properties, Inc.	16,813	403,848
Hulic REIT, Inc.	129	192,415
Icade	3,585	275,726
Ichigo Office REIT Investment Corp.	133	95,844
Immobiliare Grande Distribuzione SIIQ S.p.A.	7,359	32,462
Impact Healthcare Reit plc	26,450	39,433
Independence Realty Trust, Inc.	10,550	141,687
Industrial & Infrastructure Fund Investment Corp.	212	391,406
Industrial Logistics Properties Trust	7,200	167,688
Inmobiliaria Colonial Socimi S.A.	36,534	358,480
Innovative Industrial Properties, Inc. (b)	2,450	448,668
InterRent Real Estate Investment Trust	12,600	135,513
Intervest Offices & Warehouses NV	2,550	70,375
Invesco Office J-REIT, Inc.	976	143,495
Invincible Investment Corp.	548	176,415
Invitation Homes, Inc.	62,878	1,867,477
Irish Residential Properties REIT plc	49,197	90,001
Iron Mountain, Inc. (b)	9,249	272,661
Japan Excellent, Inc.	139	172,292
Japan Hotel REIT Investment Corp.	502	258,911
Japan Logistics Fund, Inc.	97	286,065
Japan Prime Realty Investment Corp.	99	328,734
Japan Real Estate Investment Corp.	227	1,310,925
Japan Retail Fund Investment Corp.	453	826,115
JBG SMITH Properties	13,625	426,054

Equity Real Estate Investment Trusts—(Continued)
Kenedix Office Investment Corp.	43	292,270
Kenedix Residential Next Investment Corp.	105	192,727
Kenedix Retail REIT Corp.	60	146,277
Keppel DC REIT	136,307	290,153
Keppel REIT	220,682	186,858
Killam Apartment Real Estate Investment Trust	10,850	145,843
Kilroy Realty Corp. (b)	12,863	738,336
Kimco Realty Corp.	60,242	904,232
Kite Realty Group Trust (b)	9,212	137,812
Kiwi Property Group, Ltd.	176,470	154,859
Klepierre	33,018	742,849
Land Securities Group plc	123,150	1,135,865
Lar Espana Real Estate Socimi S.A.	6,800	38,836
LaSalle Logiport REIT	182	293,262
Leasinvest Real Estate SCA	276	26,232
Lexington Realty Trust	30,450	323,379
Life Storage, Inc.	5,416	646,616
Link REIT	358,142	3,263,177
LondonMetric Property plc	98,776	309,506
LTC Properties, Inc.	4,300	167,313
LXI REIT plc	58,552	95,340
Macerich Co. (The) (b)	16,660	177,762
Mack-Cali Realty Corp. (b)	9,657	120,326
Manulife US Real Estate Investment Trust	160,050	119,341
Mapletree Commercial Trust	377,625	607,845
Mapletree Industrial Trust	183,857	402,307
Mapletree Logistics Trust	488,484	743,142
MCUBS MidCity Investment Corp.	186	169,353
Medical Properties Trust, Inc.	59,611	1,298,924
Mercialys S.A.	6,850	60,459
Merlin Properties Socimi S.A.	37,288	354,603
Mid-America Apartment Communities, Inc.	16,453	2,084,431
Mirvac Group	682,570	1,390,739
Mitsubishi Estate Logistics REIT Investment Corp.	38	158,256
Mitsui Fudosan Logistics Park, Inc.	56	283,678
Monmouth Real Estate Investment Corp.	10,550	182,726
Montea CVA	1,450	165,010
Mori Hills REIT Investment Corp.	173	238,644
Mori Trust Sogo REIT, Inc.	111	143,253
National Health Investors, Inc.	4,800	332,016
National Retail Properties, Inc.	19,366	792,457
National Storage Affiliates Trust	6,950	250,409
National Storage REIT	109,850	161,847
NewRiver REIT plc	33,961	38,902
NexPoint Residential Trust, Inc.	2,450	103,660
Nippon Accommodations Fund, Inc.	50	280,962
Nippon Building Fund, Inc.	257	1,488,500
Nippon Prologis REIT, Inc.	370	1,155,047
NIPPON REIT Investment Corp.	49	175,994
Nomura Real Estate Master Fund, Inc.	767	1,097,430
NorthWest Healthcare Properties Real Estate Investment Trust (b)	16,800	166,297
NSI NV	2,071	82,814
Office Properties Income Trust (b)	5,331	121,120
Omega Healthcare Investors, Inc. (b)	25,220	915,990
Orix JREIT, Inc.	459	758,877
Paramount Group, Inc.	21,174	191,413
Park Hotels & Resorts, Inc.	26,346	451,834

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Parkway Life Real Estate Investment Trust	43,450	$127,224
Pebblebrook Hotel Trust (b)	14,461	271,867
Physicians Realty Trust (b)	23,219	413,298
Picton Property Income, Ltd. (The)	61,256	62,662
Piedmont Office Realty Trust, Inc. - Class A	14,050	228,032
Precinct Properties New Zealand, Ltd.	118,700	150,291
Premier Investment Corp.	142	175,523
Primary Health Properties plc	145,863	304,958
ProLogis, Inc.	106,587	10,622,460
PS Business Parks, Inc.	2,250	298,958
Public Storage	21,897	5,056,674
QTS Realty Trust, Inc. - Class A (b)	7,100	439,348
RDI REIT plc	29,949	38,692
Realty Income Corp.	50,786	3,157,366
Regency Centers Corp.	23,941	1,091,470
Regional REIT, Ltd. (144A)	41,338	46,453
Retail Estates NV	1,127	81,522
Retail Opportunity Investments Corp.	12,885	172,530
Retail Properties of America, Inc. - Class A (b)	23,900	204,584
Rexford Industrial Realty, Inc.	13,850	680,173
RioCan Real Estate Investment Trust (b)	35,564	467,984
RLJ Lodging Trust	18,295	258,874
RPT Realty	8,978	77,660
Ryman Hospitality Properties, Inc.	5,636	381,895
Sabra Health Care REIT, Inc.	22,855	396,991
Safehold, Inc. (b)	2,000	144,980
Safestore Holdings plc	22,990	244,511
SBA Communications Corp.	3,572	1,007,768
Scentre Group	900,692	1,933,106
Schroder Real Estate Investment Trust, Ltd.	56,549	30,071
Segro plc	206,486	2,676,961
Sekisui House REIT, Inc.	451	328,041
Service Properties Trust	18,250	209,693
Shaftesbury plc	28,023	216,720
Shopping Centres Australasia Property Group	120,437	234,143
Simon Property Group, Inc. (b)	46,927	4,001,935
SITE Centers Corp.	17,025	172,293
SL Green Realty Corp. (b)	10,538	627,854
SmartCentres Real Estate Investment Trust (b)	14,600	264,725
Spirit Realty Capital, Inc.	12,161	488,507
STAG Industrial, Inc.	16,685	522,574
Standard Life Investment Property Income Trust, Ltd.	45,724	37,360
Stockland	413,752	1,334,628
STORE Capital Corp.	27,062	919,567
Summit Hotel Properties, Inc.	11,500	103,615
Summit Industrial Income REIT	13,950	149,593
Sun Communities, Inc.	11,871	1,803,798
Sunstone Hotel Investors, Inc.	23,956	271,421
Suntec Real Estate Investment Trust	352,224	396,622
Tanger Factory Outlet Centers, Inc. (b)	10,050	100,098
Target Healthcare REIT plc	51,411	79,999
Terreno Realty Corp.	7,450	435,900
Tokyu REIT, Inc.	98	155,331
Triple Point Social Housing REIT plc (144A)	41,003	62,473
Tritax Big Box REIT plc	191,785	440,487
Tritax EuroBox plc (144A)	47,500	64,255
UDR, Inc.	42,384	1,628,817

Equity Real Estate Investment Trusts—(Continued)
UK Commercial Property Trust, Ltd.	82,722	78,189
Unibail-Rodamco-Westfield	23,651	1,867,165
Unibail-Rodamco-Westfield (Interim Shares)	67	5,289
UNITE Group plc (The) (a)	35,800	511,959
United Urban Investment Corp.	519	642,244
Universal Health Realty Income Trust	1,426	91,649
Urban Edge Properties	12,900	166,926
Vastned Retail NV	1,907	54,057
Ventas, Inc.	53,972	2,646,787
VEREIT, Inc.	24,243	916,143
VICI Properties, Inc.	59,912	1,527,756
Vicinity Centres	657,022	814,187
Vornado Realty Trust (b)	24,745	923,978
Warehouses De Pauw CVA	15,019	519,766
Washington Real Estate Investment Trust	9,194	198,866
Waypoint REIT	87,800	184,895
Weingarten Realty Investors	13,358	289,468
Welltower, Inc.	60,446	3,906,021
Wereldhave NV	4,500	58,948
Weyerhaeuser Co.	24,192	811,158
Workspace Group plc	15,000	157,716
WP Carey, Inc.	19,501	1,376,381
WPT Industrial Real Estate Investment Trust	5,993	86,599
Xenia Hotels & Resorts, Inc.	12,600	191,520
Xior Student Housing NV	1,783	107,000

		177,228,605

Food & Staples Retailing—0.7%
Aeon Co., Ltd.	40,136	1,317,487
Carrefour S.A.	37,637	645,350
Coles Group, Ltd.	81,531	1,140,755
Cosmos Pharmaceutical Corp.	1,252	202,263
Costco Wholesale Corp.	14,295	5,386,070
Etablissements Franz Colruyt NV	3,384	200,502
ICA Gruppen AB	6,147	307,141
J Sainsbury plc	108,488	334,681
Jeronimo Martins SGPS S.A.	15,385	260,185
Kesko Oyj - B Shares	16,764	430,737
Kobe Bussan Co., Ltd.	7,525	232,270
Koninklijke Ahold Delhaize NV	67,558	1,907,850
Kroger Co. (The)	25,060	795,906
Lawson, Inc.	3,065	142,826
Seven & i Holdings Co., Ltd.	46,245	1,642,234
Sundrug Co., Ltd.	4,376	174,638
Sysco Corp.	16,445	1,221,206
Tesco plc	601,085	1,897,719
Tsuruha Holdings, Inc.	2,293	326,915
Walgreens Boots Alliance, Inc.	23,295	929,005
Walmart, Inc. (e)	44,874	6,468,587
Welcia Holdings Co., Ltd.	5,765	217,491
WM Morrison Supermarkets plc	146,998	356,568
Woolworths Group, Ltd.	77,524	2,351,177

		28,889,563

Food Products—1.1%
a2 Milk Co., Ltd. (a)	45,219	392,173

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Ajinomoto Co., Inc.	28,530	$646,536
Archer-Daniels-Midland Co.	17,955	905,112
Associated British Foods plc (a)	21,950	680,071
Barry Callebaut AG	187	444,190
Calbee, Inc.	5,320	160,239
Campbell Soup Co. (b)	6,490	313,792
Chocoladefabriken Lindt & Spruengli AG	7	699,514
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	63	614,020
Conagra Brands, Inc.	15,740	570,732
Danone S.A.	37,929	2,492,920
General Mills, Inc.	19,760	1,161,888
Hershey Co. (The)	4,765	725,852
Hormel Foods Corp. (b)	9,010	419,956
J.M. Smucker Co. (The) (b)	3,685	425,986
JDE Peet’s B.V. (a)	4,601	207,408
Kellogg Co.	8,155	507,486
Kerry Group plc - Class A	9,759	1,413,740
Kikkoman Corp.	8,965	622,667
Kraft Heinz Co. (The)	20,923	725,191
Lamb Weston Holdings, Inc.	4,648	365,984
McCormick & Co., Inc.	8,040	768,624
MEIJI Holdings Co., Ltd.	7,069	497,081
Mondelez International, Inc. - Class A	46,360	2,710,669
Mowi ASA	26,865	598,348
Nestle S.A.	176,825	20,817,411
NH Foods, Ltd.	5,034	221,585
Nisshin Seifun Group, Inc.	12,091	192,480
Nissin Foods Holdings Co., Ltd.	3,936	337,301
Orkla ASA	45,906	465,747
Toyo Suisan Kaisha, Ltd.	5,421	263,764
Tyson Foods, Inc. - Class A	9,450	608,958
WH Group, Ltd. (144A)	585,146	490,649
Wilmar International, Ltd.	117,415	413,437
Yakult Honsha Co., Ltd.	7,943	400,403
Yamazaki Baking Co., Ltd.	7,405	123,745

		43,405,659

Gas Utilities—0.1%
APA Group	72,116	536,947
Atmos Energy Corp.	4,065	387,923
Enagas S.A.	15,212	334,031
Hong Kong & China Gas Co., Ltd.	651,722	975,109
Naturgy Energy Group S.A.	18,045	421,108
Osaka Gas Co., Ltd.	22,921	469,535
Snam S.p.A.	123,603	694,104
Toho Gas Co., Ltd.	4,593	305,149
Tokyo Gas Co., Ltd.	22,985	534,320

		4,658,226

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	57,370	6,281,441
ABIOMED, Inc. (a)	1,472	477,222
Alcon, Inc. (a)	30,179	2,014,739
Align Technology, Inc. (a)	2,399	1,281,978
Ambu A/S - Class B	9,988	431,259
Asahi Intecc Co., Ltd.	11,942	435,952

Health Care Equipment & Supplies—(Continued)
Baxter International, Inc.	16,500	1,323,960
Becton Dickinson & Co.	9,457	2,366,331
BioMerieux	2,568	362,143
Boston Scientific Corp. (a)	46,380	1,667,361
Carl Zeiss Meditec AG	2,498	332,395
Cochlear, Ltd.	4,045	589,848
Coloplast A/S - Class B	7,296	1,114,551
Cooper Cos., Inc. (The)	1,576	572,592
Danaher Corp.	20,460	4,544,984
Demant A/S (a)	6,620	261,327
DENTSPLY SIRONA, Inc.	7,007	366,887
DexCom, Inc. (a)	3,098	1,145,393
DiaSorin S.p.A.	1,563	325,414
Edwards Lifesciences Corp. (a)	20,180	1,841,021
Fisher & Paykel Healthcare Corp., Ltd.	35,342	839,274
GN Store Nord A/S	7,891	627,152
Hologic, Inc. (a)	8,263	601,794
Hoya Corp.	23,070	3,188,944
IDEXX Laboratories, Inc. (a)	2,791	1,395,137
Intuitive Surgical, Inc. (a)	3,860	3,157,866
Koninklijke Philips NV (a)	55,933	2,993,330
Medtronic plc	43,579	5,104,844
Olympus Corp.	71,520	1,565,581
ResMed, Inc.	4,683	995,419
Siemens Healthineers AG (144A)	16,537	846,637
Smith & Nephew plc	53,740	1,122,199
Sonova Holding AG (a)	3,366	866,553
STERIS plc	2,736	518,581
Straumann Holding AG	636	740,703
Stryker Corp.	10,570	2,590,073
Sysmex Corp.	10,282	1,236,558
Teleflex, Inc.	1,545	635,876
Terumo Corp.	39,624	1,657,261
Varian Medical Systems, Inc. (a)	2,925	511,904
West Pharmaceutical Services, Inc.	2,436	690,143
Zimmer Biomet Holdings, Inc.	6,735	1,037,796

		60,660,423

Health Care Providers & Services—0.8%
Alfresa Holdings Corp.	11,491	210,702
AmerisourceBergen Corp.	4,685	458,006
Amplifon S.p.A. (a)	7,642	316,678
Anthem, Inc.	8,080	2,594,407
Cardinal Health, Inc.	9,430	505,071
Centene Corp. (a)	18,777	1,127,183
Chartwell Retirement Residences	24,100	211,862
Cigna Corp.	11,746	2,445,282
CVS Health Corp.	42,399	2,895,852
DaVita, Inc. (a)	2,330	273,542
Fresenius Medical Care AG & Co. KGaA	13,087	1,091,573
Fresenius SE & Co. KGaA	25,664	1,185,883
HCA Healthcare, Inc.	8,569	1,409,258
Henry Schein, Inc. (a)	4,606	307,957
Humana, Inc.	4,300	1,764,161
Laboratory Corp. of America Holdings (a)	3,125	636,094
McKesson Corp.	5,155	896,558

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Medipal Holdings Corp.	11,209	$210,703
NMC Health plc (a) (c) (d)	8,180	0
Orpea S.A. (a)	3,200	421,717
Quest Diagnostics, Inc.	4,305	513,027
Ramsay Health Care, Ltd.	11,298	542,004
Ryman Healthcare, Ltd.	24,448	267,621
Sonic Healthcare, Ltd.	27,797	690,502
Suzuken Co., Ltd.	4,105	148,483
UnitedHealth Group, Inc.	30,800	10,800,944
Universal Health Services, Inc. - Class B	2,500	343,750

		32,268,820

Health Care Technology—0.1%
Cerner Corp.	9,860	773,813
M3, Inc.	27,076	2,561,044

		3,334,857

Hotels, Restaurants & Leisure—0.8%
Accor S.A. (a)	11,225	408,940
Aristocrat Leisure, Ltd.	35,125	840,565
Carnival Corp.	24,020	520,273
Chipotle Mexican Grill, Inc. (a)	915	1,268,840
Compass Group plc	109,486	2,043,054
Crown Resorts, Ltd.	22,763	169,147
Darden Restaurants, Inc.	4,175	497,326
Domino’s Pizza, Inc.	1,283	491,979
Entain plc (a)	35,618	552,883
Evolution Gaming Group AB (144A)	9,072	919,776
Flutter Entertainment plc (a)	9,500	1,945,917
Galaxy Entertainment Group, Ltd.	132,494	1,030,551
Genting Singapore, Ltd.	369,600	237,323
Hilton Worldwide Holdings, Inc.	8,908	991,104
InterContinental Hotels Group plc (a)	10,684	694,059
La Francaise des Jeux SAEM (144A)	5,253	240,194
Las Vegas Sands Corp.	10,642	634,263
Marriott International, Inc. - Class A	8,607	1,135,435
McDonald’s Corp.	24,140	5,179,961
McDonald’s Holdings Co. Japan, Ltd. (b)	4,063	196,761
Melco Resorts & Entertainment, Ltd. (ADR)	13,114	243,265
MGM Resorts International	13,204	416,058
Norwegian Cruise Line Holdings, Ltd. (a)	10,227	260,073
Oriental Land Co., Ltd.	12,277	2,029,240
Pandox AB (a)	9,936	175,181
Royal Caribbean Cruises, Ltd.	6,014	449,186
Sands China, Ltd.	148,320	651,958
SJM Holdings, Ltd.	121,238	135,826
Sodexo S.A.	5,466	462,682
Starbucks Corp.	37,986	4,063,742
Tabcorp Holdings, Ltd.	131,730	396,454
Whitbread plc (a)	12,454	528,411
Wynn Macau, Ltd. (a)	95,297	160,229
Wynn Resorts, Ltd.	3,150	355,415
Yum! Brands, Inc.	9,740	1,057,374

		31,383,445

Household Durables—0.5%
Barratt Developments plc (a)	62,239	570,987
Berkeley Group Holdings plc	7,764	503,969
Casio Computer Co., Ltd.	11,873	217,495
DR Horton, Inc.	10,750	740,890
Electrolux AB - Series B	13,785	320,417
Garmin, Ltd.	4,770	570,778
Husqvarna AB - B Shares	25,548	330,499
Iida Group Holdings Co., Ltd.	8,998	181,915
Leggett & Platt, Inc. (b)	4,280	189,604
Lennar Corp. - Class A	8,895	678,066
Mohawk Industries, Inc. (a)	1,860	262,167
Newell Brands, Inc.	12,195	258,900
NVR, Inc. (a)	170	693,576
Panasonic Corp.	135,530	1,566,040
Persimmon plc	19,633	743,667
PulteGroup, Inc.	8,680	374,282
Rinnai Corp.	2,251	261,500
SEB S.A.	1,412	257,210
Sekisui Chemical Co., Ltd.	21,843	414,375
Sekisui House, Ltd.	37,663	767,330
Sharp Corp.	13,016	197,581
Sony Corp.	77,399	7,781,980
Taylor Wimpey plc (a)	222,738	506,396
Whirlpool Corp.	2,030	366,395

		18,756,019

Household Products—0.6%
Church & Dwight Co., Inc.	8,002	698,014
Clorox Co. (The) (b)	4,115	830,901
Colgate-Palmolive Co.	27,750	2,372,902
Essity AB - Class B	37,352	1,200,398
Henkel AG & Co. KGaA	6,404	616,464
Kimberly-Clark Corp.	11,035	1,487,849
Lion Corp.	13,711	332,227
Pigeon Corp.	7,063	291,928
Procter & Gamble Co. (The) (e)	80,406	11,187,691
Reckitt Benckiser Group plc	43,653	3,904,136
Unicharm Corp.	24,768	1,175,171

		24,097,681

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	21,485	504,897
Meridian Energy, Ltd.	78,314	418,024
Uniper SE	12,302	424,466

		1,347,387

Industrial Conglomerates—0.6%
3M Co.	18,645	3,258,960
CK Hutchison Holdings, Ltd.	165,676	1,156,952
DCC plc	6,084	432,452
General Electric Co.	287,072	3,100,378
Honeywell International, Inc.	22,760	4,841,052
Investment AB Latour - B Shares	9,048	220,347
Jardine Matheson Holdings, Ltd.	13,462	753,977
Jardine Strategic Holdings, Ltd.	13,548	337,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—(Continued)
Keihan Holdings Co., Ltd.	5,880	$282,198
Keppel Corp., Ltd.	89,019	361,884
Roper Technologies, Inc.	3,390	1,461,395
Siemens Energy AG	46,953	6,720,221
Smiths Group plc	24,216	501,196
Toshiba Corp.	23,821	667,078

		24,095,225

Insurance—1.7%
Admiral Group plc	11,814	469,650
Aegon NV	109,368	436,767
Aflac, Inc.	21,170	941,430
Ageas SA	10,803	575,771
AIA Group, Ltd.	742,101	9,140,953
Allianz SE	25,605	6,264,826
Allstate Corp. (The)	9,765	1,073,466
American International Group, Inc.	27,871	1,055,196
Aon plc - Class A (b)	7,380	1,559,173
Arthur J. Gallagher & Co.	6,242	772,198
Assicurazioni Generali S.p.A.	67,722	1,178,656
Assurant, Inc.	1,905	259,499
Aviva plc	240,063	1,076,726
AXA S.A.	118,712	2,848,004
Baloise Holding AG	2,862	511,146
Chubb, Ltd.	14,567	2,242,153
Cincinnati Financial Corp.	4,810	420,250
CNP Assurances (a)	10,491	169,112
Dai-ichi Life Holdings, Inc.	66,237	1,006,135
Direct Line Insurance Group plc	83,403	362,541
Everest Re Group, Ltd.	1,328	310,872
Gjensidige Forsikring ASA	12,224	272,854
Globe Life, Inc.	3,055	290,103
Hannover Rueck SE	3,715	590,309
Hartford Financial Services Group, Inc. (The)	11,540	565,229
Insurance Australia Group, Ltd.	141,253	512,484
Japan Post Holdings Co., Ltd.	96,265	749,966
Japan Post Insurance Co., Ltd.	13,754	281,937
Legal & General Group plc	366,216	1,346,085
Lincoln National Corp.	5,840	293,810
Loews Corp.	7,540	339,451
Marsh & McLennan Cos., Inc.	16,450	1,924,650
Medibank Private, Ltd.	168,327	390,835
MetLife, Inc. (g)	24,775	1,163,186
MS&AD Insurance Group Holdings, Inc.	27,364	834,384
Muenchener Rueckversicherungs-Gesellschaft AG	8,599	2,546,689
NN Group NV	17,739	776,040
Phoenix Group Holdings plc	33,727	323,333
Poste Italiane S.p.A. (144A)	31,932	324,199
Principal Financial Group, Inc.	8,275	410,523
Progressive Corp. (The)	18,905	1,869,326
Prudential Financial, Inc.	12,830	1,001,638
Prudential plc	160,121	2,955,551
QBE Insurance Group, Ltd.	89,800	591,181
RSA Insurance Group plc	63,231	588,968
Sampo Oyj - A Shares	28,910	1,226,056
SCOR SE (a)	9,691	313,134

Insurance—(Continued)
Sompo Holdings, Inc.	20,665	842,960
Suncorp Group, Ltd.	78,539	590,521
Swiss Life Holding AG	1,867	869,093
Swiss Re AG	17,538	1,649,951
T&D Holdings, Inc.	32,886	389,198
Tokio Marine Holdings, Inc.	38,778	2,008,819
Travelers Cos., Inc. (The)	8,180	1,148,227
Tryg A/S	9,272	292,444
Unum Group	6,595	151,289
W.R. Berkley Corp.	4,468	296,765
Willis Towers Watson plc	4,167	877,904
Zurich Insurance Group AG	9,235	3,914,170

		68,187,786

Interactive Media & Services—1.5%
Adevinta ASA (a)	14,652	246,005
Alphabet, Inc. - Class A (a) (e)	9,790	17,158,346
Alphabet, Inc. - Class C (a) (e)	9,416	16,495,702
Auto Trader Group plc	59,259	483,293
Facebook, Inc. - Class A (a)	77,996	21,305,387
Kakaku.com, Inc.	8,212	225,472
REA Group, Ltd.	3,268	375,384
Scout24 AG (144A)	6,644	544,283
Seek, Ltd.	20,453	450,304
Twitter, Inc. (a)	25,776	1,395,770
Z Holdings Corp.	162,116	983,257

		59,663,203

Internet & Direct Marketing Retail—1.5%
Amazon.com, Inc. (a)	13,871	45,176,876
Booking Holdings, Inc. (a)	1,395	3,107,042
Delivery Hero SE (144A) (a)	7,944	1,232,991
eBay, Inc.	21,175	1,064,044
Etsy, Inc. (a)	4,052	720,891
Expedia Group, Inc.	4,335	573,954
HelloFresh SE (a)	9,071	700,989
Just Eat Takeaway (144A) (a)	7,773	876,213
Mercari, Inc. (a)	5,241	232,940
Ocado Group plc (a)	29,838	934,957
Prosus NV (a)	29,915	3,218,057
Rakuten, Inc. (a)	52,609	505,271
Zalando SE (144A) (a)	9,389	1,046,117
ZOZO, Inc.	6,666	164,856

		59,555,198

IT Services—1.8%
Accenture plc - Class A	20,595	5,379,620
Adyen NV (144A) (a)	1,115	2,594,503
Afterpay, Ltd. (a)	13,073	1,198,476
Akamai Technologies, Inc. (a) (b)	5,260	552,247
Amadeus IT Group S.A.	27,650	2,001,798
Atos SE (a)	6,076	555,609
Automatic Data Processing, Inc.	13,895	2,448,299
Bechtle AG	1,676	365,504
Broadridge Financial Solutions, Inc.	3,758	575,726

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Capgemini SE	9,881	$1,532,258
Cognizant Technology Solutions Corp. - Class A	17,250	1,413,637
Computershare, Ltd.	29,753	335,013
DXC Technology Co.	8,228	211,871
Edenred	15,135	858,749
Fidelity National Information Services, Inc.	20,117	2,845,751
Fiserv, Inc. (a)	18,042	2,054,262
FleetCor Technologies, Inc. (a)	2,723	742,916
Fujitsu, Ltd.	12,070	1,747,292
Gartner, Inc. (a)	2,909	465,993
Global Payments, Inc.	9,713	2,092,374
GMO Payment Gateway, Inc.	2,534	338,514
International Business Machines Corp. (e)	28,894	3,637,177
Itochu Techno-Solutions Corp.	5,867	208,883
Jack Henry & Associates, Inc.	2,436	394,608
Leidos Holdings, Inc.	4,287	450,649
MasterCard, Inc. - Class A	28,500	10,172,790
NEC Corp.	15,909	851,811
Nexi S.p.A. (144A) (a)	26,971	535,779
Nomura Research Institute, Ltd.	19,708	704,188
NTT Data Corp.	38,575	528,612
Obic Co., Ltd.	4,284	861,578
Otsuka Corp.	6,387	336,550
Paychex, Inc.	10,365	965,811
PayPal Holdings, Inc. (a)	37,975	8,893,745
SCSK Corp.	3,183	182,202
TIS, Inc.	13,682	280,598
VeriSign, Inc. (a)	3,285	710,874
Visa, Inc. - A Shares	55,010	12,032,337
Western Union Co. (The)	13,320	292,241
Wix.com, Ltd. (a)	3,383	845,615
Worldline S.A. (144A) (a)	14,694	1,421,237

		74,617,697

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	12,267	1,061,714
Hasbro, Inc.	4,045	378,369
Sega Sammy Holdings, Inc.	10,576	166,899
Shimano, Inc.	4,555	1,063,764
Yamaha Corp.	8,285	488,374

		3,159,120

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	9,835	1,165,349
Bio-Rad Laboratories, Inc. - Class A (a)	725	422,631
Eurofins Scientific SE (a)	8,138	682,830
Illumina, Inc. (a)	4,719	1,746,030
IQVIA Holdings, Inc. (a)	6,221	1,114,617
Lonza Group AG	4,571	2,935,795
Mettler-Toledo International, Inc. (a)	789	899,208
PerkinElmer, Inc.	3,590	515,165
QIAGEN NV (a)	14,168	734,851
Sartorius Stedim Biotech	1,705	607,697
Thermo Fisher Scientific, Inc.	12,830	5,975,957
Waters Corp. (a)	1,990	492,366

		17,292,496

Machinery—1.2%
Alfa Laval AB (a)	19,228	528,444
Alstom S.A. (a)	15,318	868,667
Amada Co., Ltd.	19,754	218,185
Atlas Copco AB - A Shares	41,215	2,107,766
Atlas Copco AB - B Shares	23,962	1,076,543
Caterpillar, Inc.	17,585	3,200,822
CNH Industrial NV (a)	62,545	792,566
Cummins, Inc.	4,795	1,088,945
Daifuku Co., Ltd.	6,235	771,743
Deere & Co.	10,215	2,748,346
Dover Corp.	4,600	580,750
Epiroc AB - Class A	40,279	732,178
Epiroc AB - Class B	23,835	403,783
FANUC Corp.	11,774	2,898,963
Flowserve Corp.	4,180	154,033
Fortive Corp.	10,930	774,063
GEA Group AG	9,377	335,526
Harmonic Drive Systems, Inc.	2,365	211,581
Hino Motors, Ltd.	17,559	150,401
Hitachi Construction Machinery Co., Ltd.	6,574	187,456
Hoshizaki Corp.	3,147	289,180
IDEX Corp.	2,421	482,263
Illinois Tool Works, Inc.	9,300	1,896,084
Ingersoll Rand, Inc. (a)	12,051	549,044
KION Group AG	4,410	383,411
Knorr-Bremse AG	4,473	609,338
Komatsu, Ltd.	53,724	1,472,180
Kone Oyj - Class B	20,861	1,692,862
Kubota Corp.	63,677	1,391,138
Kurita Water Industries, Ltd.	6,036	231,043
Makita Corp.	13,788	692,133
Minebea Mitsumi, Inc.	22,188	441,433
MISUMI Group, Inc.	17,516	575,299
Mitsubishi Heavy Industries, Ltd.	19,589	600,361
Miura Co., Ltd.	5,360	299,402
Nabtesco Corp.	6,883	302,149
NGK Insulators, Ltd.	15,755	243,613
NSK, Ltd.	21,901	191,382
Otis Worldwide Corp.	13,176	890,039
PACCAR, Inc.	11,195	965,905
Parker-Hannifin Corp.	4,235	1,153,656
Pentair plc	5,373	285,253
Rational AG	315	293,095
Sandvik AB (a)	69,290	1,693,743
Schindler Holding AG	1,248	335,926
Schindler Holding AG (Participation Certificate)	2,507	676,937
SKF AB - B Shares	23,266	602,810
SMC Corp.	3,515	2,146,690
Snap-on, Inc.	1,710	292,649
Spirax-Sarco Engineering plc	4,541	701,840
Stanley Black & Decker, Inc.	5,140	917,798
Techtronic Industries Co., Ltd.	83,941	1,201,882
THK Co., Ltd.	7,363	238,165
Volvo AB - B Shares (a)	87,401	2,056,748
Wartsila Oyj Abp	27,125	269,873
Westinghouse Air Brake Technologies Corp.	5,777	422,876
Xylem, Inc.	5,840	594,454

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Yaskawa Electric Corp.	14,774	$736,033

		48,649,448

Marine—0.1%
AP Moller - Maersk A/S - Class A	197	408,799
AP Moller - Maersk A/S - Class B	377	840,685
Kuehne & Nagel International AG	3,323	753,293
Nippon Yusen KK	9,354	218,226

		2,221,003

Media—0.4%
Charter Communications, Inc. - Class A (a) (b)	4,757	3,146,993
Comcast Corp. - Class A	148,004	7,755,410
CyberAgent, Inc.	6,259	431,833
Dentsu Group, Inc.	13,220	393,388
Discovery, Inc. - Class A (a) (b)	5,150	154,964
Discovery, Inc. - Class C (a)	9,465	247,888
DISH Network Corp. - Class A (a)	7,989	258,364
Fox Corp. - Class A	10,919	317,961
Fox Corp. - Class B (a)	4,941	142,696
Hakuhodo DY Holdings, Inc.	14,271	196,164
Informa plc (a)	91,811	689,915
Interpublic Group of Cos., Inc. (The)	12,625	296,940
News Corp. - Class A	12,621	226,799
News Corp. - Class B	3,856	68,521
Omnicom Group, Inc.	6,885	429,418
Pearson plc	45,987	425,966
Publicis Groupe S.A.	13,350	665,275
Schibsted ASA - B Shares (a)	5,990	223,858
Schibsted ASA - Class A (a)	4,640	197,666
SES S.A.	23,437	221,692
ViacomCBS, Inc. - Class B (b)	18,268	680,666
WPP plc	74,893	813,715

		17,986,092

Metals & Mining—0.8%
Anglo American plc	75,294	2,507,840
Antofagasta plc	24,102	475,079
ArcelorMittal S.A. (a)	43,813	1,005,445
BHP Group plc	129,630	3,416,246
BHP Group, Ltd.	180,804	5,890,394
BlueScope Steel, Ltd.	30,721	415,110
Boliden AB	16,862	596,710
Evolution Mining, Ltd.	98,967	376,106
Evraz plc	31,166	201,119
Fortescue Metals Group, Ltd.	103,935	1,879,180
Freeport-McMoRan, Inc.	47,100	1,225,542
Fresnillo plc	11,306	174,900
Glencore plc (a)	613,344	1,956,506
Hitachi Metals, Ltd.	13,107	199,658
JFE Holdings, Inc. (a)	30,044	288,525
Newcrest Mining, Ltd.	50,087	997,782
Newmont Corp.	25,991	1,556,601
Nippon Steel Corp. (a)	49,372	640,344
Norsk Hydro ASA	82,198	379,248

Metals & Mining—(Continued)
Northern Star Resources, Ltd.	45,232	437,660
Nucor Corp.	9,740	518,071
Rio Tinto plc	68,866	5,152,824
Rio Tinto, Ltd.	22,784	2,001,228
South32, Ltd.	296,209	564,799
Sumitomo Metal Mining Co., Ltd.	14,351	638,010
voestalpine AG	7,093	255,126

		33,750,053

Multi-Utilities—0.4%
AGL Energy, Ltd.	37,811	348,636
Ameren Corp.	7,960	621,358
CenterPoint Energy, Inc.	17,600	380,864
CMS Energy Corp.	9,255	564,648
Consolidated Edison, Inc.	11,045	798,222
Dominion Energy, Inc.	26,401	1,985,355
DTE Energy Co.	6,230	756,384
E.ON SE	137,796	1,526,090
Engie S.A. (a)	112,101	1,716,405
National Grid plc	216,054	2,573,329
NiSource, Inc.	12,350	283,309
Public Service Enterprise Group, Inc.	16,370	954,371
RWE AG	39,429	1,665,313
Sempra Energy	9,320	1,187,461
Suez S.A.	21,123	418,701
Veolia Environnement S.A.	33,152	811,080
WEC Energy Group, Inc.	10,129	932,172

		17,523,698

Multiline Retail—0.2%
Dollar General Corp.	7,930	1,667,679
Dollar Tree, Inc. (a)	7,613	822,509
Marui Group Co., Ltd.	11,619	204,424
Next plc (a)	8,184	793,618
Pan Pacific International Holdings Corp.	25,182	581,676
Ryohin Keikaku Co., Ltd.	14,587	298,003
Target Corp.	16,190	2,858,021
Wesfarmers, Ltd.	69,591	2,706,066

		9,931,996

Oil, Gas & Consumable Fuels—1.2%
Ampol, Ltd.	15,262	334,721
Apache Corp.	12,195	173,047
BP plc	1,243,697	4,284,242
Cabot Oil & Gas Corp.	12,890	209,849
Chevron Corp. (e)	62,325	5,263,321
Concho Resources, Inc.	6,305	367,897
ConocoPhillips	34,620	1,384,454
Devon Energy Corp.	12,320	194,779
Diamondback Energy, Inc.	5,050	244,420
ENEOS Holdings, Inc.	187,566	674,324
Eni S.p.A.	156,136	1,616,211
EOG Resources, Inc.	18,890	942,044
Equinor ASA	59,983	995,275
Exxon Mobil Corp. (e)	137,048	5,649,119

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Galp Energia SGPS S.A.	30,637	$327,727
Hess Corp.	8,770	462,968
HollyFrontier Corp.	4,767	123,227
Idemitsu Kosan Co., Ltd.	11,833	260,548
Inpex Corp.	62,565	338,102
Kinder Morgan, Inc.	63,030	861,620
Koninklijke Vopak NV	4,297	225,327
Lundin Energy AB	11,359	306,730
Marathon Oil Corp.	25,580	170,619
Marathon Petroleum Corp.	21,077	871,745
Neste Oyj	25,966	1,875,769
Occidental Petroleum Corp.	27,155	470,053
Oil Search, Ltd.	120,650	345,259
OMV AG	9,001	363,382
ONEOK, Inc.	14,367	551,405
Origin Energy, Ltd.	107,647	395,629
Phillips 66	14,140	988,952
Pioneer Natural Resources Co.	5,265	599,631
Repsol S.A.	89,838	905,663
Royal Dutch Shell plc - A Shares	251,717	4,468,829
Royal Dutch Shell plc - B Shares	227,470	3,918,925
Santos, Ltd.	108,223	523,388
TOTAL SE	154,696	6,673,290
Valero Energy Corp.	13,215	747,573
Washington H Soul Pattinson & Co., Ltd.	6,584	152,887
Williams Cos., Inc. (The)	39,281	787,584
Woodside Petroleum, Ltd.	58,626	1,028,180

		51,078,715

Paper & Forest Products—0.1%
Mondi plc	29,677	700,432
OJI Holdings Corp.	52,700	300,192
Stora Enso Oyj - R Shares	35,556	679,068
Svenska Cellulosa AB SCA - Class B (a)	37,031	645,847
UPM-Kymmene Oyj	32,775	1,219,385

		3,544,924

Personal Products—0.6%
Beiersdorf AG	6,206	715,508
Estee Lauder Cos., Inc. (The) - Class A	7,320	1,948,511
Kao Corp.	29,584	2,287,284
Kobayashi Pharmaceutical Co., Ltd.	3,051	372,980
Kose Corp.	2,068	353,427
L’Oreal S.A.	15,447	5,869,188
Pola Orbis Holdings, Inc.	5,602	113,841
Shiseido Co., Ltd.	24,551	1,703,020
Unilever plc	71,421	4,299,358
Unilever plc (Amsterdam Traded Shares)	89,280	5,406,001

		23,069,118

Pharmaceuticals—2.9%
Astellas Pharma, Inc.	114,269	1,766,539
AstraZeneca plc	80,543	8,046,969
Bayer AG	60,297	3,544,121
Bristol-Myers Squibb Co.	73,175	4,539,045

Pharmaceuticals—(Continued)
Catalent, Inc. (a)	5,249	546,263
Chugai Pharmaceutical Co., Ltd.	41,222	2,200,796
Daiichi Sankyo Co., Ltd.	104,439	3,580,212
Eisai Co., Ltd.	15,474	1,107,154
Eli Lilly and Co.	25,710	4,340,876
GlaxoSmithKline plc	307,944	5,642,478
H Lundbeck A/S	4,260	145,928
Hikma Pharmaceuticals plc	10,564	363,892
Hisamitsu Pharmaceutical Co., Inc.	3,123	185,682
Ipsen S.A.	2,358	196,057
Johnson & Johnson (e)	85,320	13,427,662
Kyowa Kirin Co., Ltd.	16,502	451,016
Merck & Co., Inc. (e)	81,935	6,702,283
Merck KGaA	7,933	1,359,823
Nippon Shinyaku Co., Ltd.	2,859	187,767
Novartis AG	136,277	12,871,472
Novo Nordisk A/S - Class B	105,686	7,392,259
Ono Pharmaceutical Co., Ltd.	22,764	686,036
Orion Oyj - Class B	6,537	299,652
Otsuka Holdings Co., Ltd.	23,985	1,028,362
Perrigo Co. plc	4,353	194,666
Pfizer, Inc.	180,166	6,631,910
Recordati Industria Chimica e Farmaceutica S.p.A.	6,484	358,374
Roche Holding AG	43,121	15,045,257
Sanofi	69,542	6,719,186
Santen Pharmaceutical Co., Ltd.	22,005	357,460
Shionogi & Co., Ltd.	16,279	889,835
Sumitomo Dainippon Pharma Co., Ltd.	10,944	161,462
Taisho Pharmaceutical Holdings Co., Ltd.	2,081	140,303
Takeda Pharmaceutical Co., Ltd.	96,752	3,507,420
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	66,959	646,154
UCB S.A.	7,774	803,533
Viatris, Inc. (a)	39,087	732,490
Vifor Pharma AG	2,819	444,390
Zoetis, Inc.	15,440	2,555,320

		119,800,104

Professional Services—0.5%
Adecco Group AG	9,569	641,624
Bureau Veritas S.A. (a)	17,954	477,559
Equifax, Inc.	3,915	754,969
Experian plc	56,248	2,143,332
IHS Markit, Ltd.	12,060	1,083,350
Intertek Group plc	9,932	767,517
Nielsen Holdings plc (b)	11,533	240,694
Nihon M&A Center, Inc.	9,289	621,621
Persol Holdings Co., Ltd.	10,850	196,123
Randstad NV (a)	7,366	479,495
Recruit Holdings Co., Ltd.	78,069	3,274,488
RELX plc	118,562	2,916,260
Robert Half International, Inc.	3,620	226,178
SGS S.A.	372	1,121,449
Teleperformance SE	3,605	1,195,463
Verisk Analytics, Inc.	5,301	1,100,434
Wolters Kluwer NV	16,757	1,414,341

		18,654,897

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—1.3%
ADLER Group S.A. (144A) (a)	9,088	$321,964
Aeon Mall Co., Ltd.	19,570	324,125
Allreal Holding AG	1,532	352,075
Amot Investments, Ltd.	16,400	92,050
Aroundtown S.A.	198,041	1,480,946
Atrium Ljungberg AB - B Shares	5,150	108,450
Azrieli Group, Ltd.	6,693	425,976
CA Immobilien Anlagen AG	7,732	294,678
CapitaLand, Ltd.	451,100	1,118,138
Castellum AB	30,270	767,506
Catena AB	2,850	133,427
CBRE Group, Inc. - Class A (a)	10,815	678,317
City Developments, Ltd.	80,434	485,355
Citycon Oyj	8,610	83,541
CK Asset Holdings, Ltd.	424,808	2,185,038
CLS Holdings plc	17,500	53,586
Daito Trust Construction Co., Ltd.	4,052	378,977
Daiwa House Industry Co., Ltd.	34,764	1,037,694
Deutsche Euroshop AG (a)	5,700	128,500
Deutsche Wohnen SE	59,973	3,201,533
Dios Fastigheter AB	9,422	87,929
Entra ASA (144A)	18,768	425,660
ESR Cayman, Ltd. (144A) (a)	103,251	371,089
Fabege AB	29,650	465,893
Fastighets AB Balder - B Shares (a)	17,115	894,190
Grainger plc	74,393	288,734
Grand City Properties S.A.	12,750	326,503
Hang Lung Properties, Ltd.	351,462	930,215
Helical plc	11,304	57,462
Henderson Land Development Co., Ltd.	88,773	346,578
Hiag Immobilien Holding AG (a)	300	37,126
Hongkong Land Holdings, Ltd.	201,611	832,868
Hufvudstaden AB - A Shares	12,300	203,531
Hulic Co., Ltd.	59,324	652,399
Hysan Development Co., Ltd.	68,889	253,366
Intershop Holding AG	150	104,188
Kennedy-Wilson Holdings, Inc. (b)	13,427	240,209
Klovern AB - B Shares	71,251	134,604
Kojamo Oyj	21,955	484,459
Kungsleden AB	21,206	232,138
LEG Immobilien AG	12,531	1,942,789
Lend Lease Corp., Ltd.	42,243	427,066
Mitsubishi Estate Co., Ltd.	200,597	3,239,513
Mitsui Fudosan Co., Ltd.	160,278	3,378,320
Mobimo Holding AG (a)	726	234,807
New World Development Co., Ltd.	253,608	1,181,613
Nomura Real Estate Holdings, Inc.	19,760	439,532
Nyfosa AB (a)	19,724	196,389
Phoenix Spree Deutschland, Ltd.	9,277	40,119
PSP Swiss Property AG	4,809	643,064
Samhallsbyggnadsbolaget i Norden AB (b)	107,006	372,477
Shurgard Self Storage S.A.	2,800	121,465
Sino Land Co., Ltd.	565,209	736,641
Sirius Real Estate, Ltd.	107,252	136,481
Sumitomo Realty & Development Co., Ltd.	63,429	1,959,863
Sun Hung Kai Properties, Ltd.	239,464	3,091,544
Swire Pacific, Ltd. - Class A	30,430	169,205

Real Estate Management & Development—(Continued)
Swire Properties, Ltd.	189,970	553,600
Swiss Prime Site AG	13,114	1,289,270
TAG Immobilien AG (a)	14,150	447,320
TLG Immobilien AG	1,467	41,120
Tokyo Tatemono Co., Ltd.	22,257	307,288
Tokyu Fudosan Holdings Corp.	37,397	199,871
UOL Group, Ltd.	83,709	489,434
Vonovia SE	95,691	6,977,979
Wallenstam AB - B Shares	18,300	290,377
Wharf Real Estate Investment Co., Ltd.	286,493	1,493,807
Wihlborgs Fastigheter AB	14,900	336,442

		51,758,413

Road & Rail—0.4%
Aurizon Holdings, Ltd.	117,144	352,544
Central Japan Railway Co.	8,851	1,257,174
CSX Corp.	24,770	2,247,877
East Japan Railway Co.	18,557	1,242,195
Hankyu Hanshin Holdings, Inc.	14,129	471,093
J.B. Hunt Transport Services, Inc.	2,696	368,408
Kansas City Southern	2,990	610,349
Keikyu Corp.	13,483	231,893
Keio Corp.	6,353	493,252
Keisei Electric Railway Co., Ltd.	7,903	267,987
Kintetsu Group Holdings Co., Ltd.	10,595	464,954
Kyushu Railway Co.	9,133	197,304
MTR Corp., Ltd.	94,120	526,479
Nagoya Railroad Co., Ltd.	11,421	301,582
Nippon Express Co., Ltd.	4,474	301,003
Norfolk Southern Corp.	8,240	1,957,906
Odakyu Electric Railway Co., Ltd.	18,180	571,473
Old Dominion Freight Line, Inc.	3,103	605,644
Seibu Holdings, Inc.	12,850	126,200
Tobu Railway Co., Ltd.	11,541	345,207
Tokyu Corp.	30,554	380,120
Union Pacific Corp.	21,890	4,557,936
West Japan Railway Co.	10,042	527,918

		18,406,498

Semiconductors & Semiconductor Equipment—1.9%
Advanced Micro Devices, Inc. (a)	38,978	3,574,672
Advantest Corp.	12,269	921,119
Analog Devices, Inc.	12,002	1,773,055
Applied Materials, Inc.	29,560	2,551,028
ASM Pacific Technology, Ltd.	18,744	247,429
ASML Holding NV	26,126	12,625,702
Broadcom, Inc.	13,159	5,761,668
Disco Corp.	1,774	598,352
Infineon Technologies AG	80,152	3,075,966
Intel Corp. (e)	132,770	6,614,601
KLA Corp.	4,970	1,286,783
Lam Research Corp.	4,647	2,194,639
Lasertec Corp.	4,660	548,172
Maxim Integrated Products, Inc.	8,661	767,798
Microchip Technology, Inc.	8,430	1,164,267
Micron Technology, Inc. (a)	36,070	2,711,743

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp.	20,070	$10,480,554
Qorvo, Inc. (a)	3,723	619,023
QUALCOMM, Inc.	36,668	5,586,003
Renesas Electronics Corp. (a)	47,086	494,071
Rohm Co., Ltd.	5,378	521,645
Skyworks Solutions, Inc.	5,371	821,118
STMicroelectronics NV	39,121	1,449,441
SUMCO Corp.	16,017	351,665
Teradyne, Inc.	5,316	637,335
Texas Instruments, Inc.	29,730	4,879,585
Tokyo Electron, Ltd.	9,167	3,419,162
Xilinx, Inc.	7,880	1,117,148

		76,793,744

Software—2.6%
Adobe, Inc. (a)	15,620	7,811,874
ANSYS, Inc. (a)	2,787	1,013,911
Autodesk, Inc. (a)	7,165	2,187,761
AVEVA Group plc	8,195	357,765
Cadence Design Systems, Inc. (a)	9,036	1,232,782
Check Point Software Technologies, Ltd. (a) (b)	6,884	914,952
Citrix Systems, Inc.	3,920	509,992
CyberArk Software, Ltd. (a)	2,412	389,755
Dassault Systemes SE	8,110	1,647,491
Fortinet, Inc. (a)	4,382	650,858
Intuit, Inc.	8,495	3,226,826
Microsoft Corp. (e)	245,087	54,512,251
Nemetschek SE	3,595	265,332
Nice, Ltd. (a)	3,851	1,087,755
NortonLifeLock, Inc.	19,100	396,898
Oracle Corp. (e)	61,487	3,977,594
Oracle Corp. Japan	2,396	311,776
Paycom Software, Inc. (a)	1,580	714,555
Sage Group plc (The)	66,669	531,032
Salesforce.com, Inc. (a)	29,666	6,601,575
SAP SE	64,091	8,422,104
ServiceNow, Inc. (a)	6,384	3,513,945
Synopsys, Inc. (a)	4,972	1,288,941
TeamViewer AG (144A) (a)	9,270	496,458
Temenos AG	4,096	571,536
Trend Micro, Inc. (a)	8,251	475,022
Tyler Technologies, Inc. (a)	1,335	582,754
WiseTech Global, Ltd.	8,904	210,799
Xero, Ltd. (a)	7,453	848,504

		104,752,798

Specialty Retail—0.8%
ABC-Mart, Inc.	2,017	112,230
Advance Auto Parts, Inc.	2,170	341,797
AutoZone, Inc. (a)	785	930,570
Best Buy Co., Inc.	7,395	737,947
CarMax, Inc. (a) (b)	5,250	495,915
Fast Retailing Co., Ltd.	3,581	3,213,394
Gap, Inc. (The)	6,640	134,062
Hennes & Mauritz AB - B Shares (a)	49,333	1,030,485
Hikari Tsushin, Inc.	1,302	304,442

Specialty Retail—(Continued)
Home Depot, Inc. (The)	34,870	9,262,169
Industria de Diseno Textil S.A	66,951	2,131,849
JD Sports Fashion plc (a)	26,768	315,361
Kingfisher plc (a)	128,973	477,246
L Brands, Inc.	7,490	278,553
Lowe’s Cos., Inc.	23,770	3,815,323
Nitori Holdings Co., Ltd.	4,921	1,031,671
O’Reilly Automotive, Inc. (a)	2,365	1,070,328
Ross Stores, Inc.	11,480	1,409,859
Shimamura Co., Ltd.	1,401	146,971
Tiffany & Co.	3,470	456,131
TJX Cos., Inc. (The)	38,900	2,656,481
Tractor Supply Co.	3,785	532,095
Ulta Beauty, Inc. (a)	1,829	525,216
USS Co., Ltd.	13,402	271,112
Yamada Holdings Co., Ltd.	44,304	235,410

		31,916,617

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	518,139	68,751,864
Brother Industries, Ltd.	13,623	281,230
Canon, Inc. (b)	61,409	1,179,261
FUJIFILM Holdings Corp.	22,110	1,166,081
Hewlett Packard Enterprise Co.	41,710	494,263
HP, Inc.	44,510	1,094,501
Logitech International S.A.	10,110	980,556
NetApp, Inc.	7,170	474,941
Ricoh Co., Ltd.	40,976	269,033
Seagate Technology plc (b)	7,160	445,066
Seiko Epson Corp.	17,098	254,146
Western Digital Corp.	9,824	544,151
Xerox Holdings Corp.	5,315	123,255

		76,058,348

Textiles, Apparel & Luxury Goods—0.9%
Adidas AG (a)	11,686	4,254,059
Burberry Group plc (a)	24,736	605,896
Cie Financiere Richemont S.A.	31,905	2,883,010
EssilorLuxottica S.A.	17,457	2,722,526
Hanesbrands, Inc.	11,222	163,617
Hermes International	1,944	2,090,491
Kering S.A.	4,651	3,381,266
LVMH Moet Hennessy Louis Vuitton SE	16,977	10,607,751
Moncler S.p.A. (a)	11,943	730,508
NIKE, Inc. - Class B	40,680	5,755,000
Pandora A/S	6,161	688,297
Puma SE (a)	6,044	681,458
PVH Corp.	2,208	207,309
Ralph Lauren Corp.	1,495	155,091
Swatch Group AG (The)	3,215	169,703
Swatch Group AG (The) - Bearer Shares	1,788	487,319
Tapestry, Inc.	8,950	278,166
Under Armour, Inc. - Class A (a) (b)	6,072	104,256
Under Armour, Inc. - Class C (a)	6,256	93,089
VF Corp.	10,300	879,723

		36,938,535

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Tobacco—0.4%
Altria Group, Inc.	60,225	$2,469,225
British American Tobacco plc	140,811	5,237,456
Imperial Brands plc	58,110	1,220,971
Japan Tobacco, Inc.	73,651	1,500,900
Philip Morris International, Inc. (e)	50,405	4,173,030
Swedish Match AB	9,976	774,953

		15,376,535

Trading Companies & Distributors—0.4%
Ashtead Group plc	27,581	1,297,927
Brenntag AG	9,510	735,968
Bunzl plc	20,746	693,469
Fastenal Co.	18,600	908,238
Ferguson plc	13,803	1,678,596
ITOCHU Corp.	82,683	2,381,374
Marubeni Corp.	100,913	672,605
Mitsubishi Corp.	82,069	2,023,890
Mitsui & Co., Ltd.	100,119	1,836,813
MonotaRO Co., Ltd.	7,749	394,008
Sumitomo Corp.	72,638	962,846
Toyota Tsusho Corp.	13,127	531,116
United Rentals, Inc. (a)	2,300	533,393
WW Grainger, Inc.	1,520	620,677

		15,270,920

Transportation Infrastructure—0.1%
Aena SME S.A. (144A) (a)	4,155	725,534
Aeroports de Paris (a)	1,853	240,539
Atlantia S.p.A. (a)	30,283	543,677
Auckland International Airport, Ltd. (a)	76,503	418,107
Getlink SE (a)	26,893	466,161
Japan Airport Terminal Co., Ltd.	3,097	188,105
Sydney Airport (a)	80,822	399,700
Transurban Group	167,938	1,770,244

		4,752,067

Water Utilities—0.0%
American Water Works Co., Inc.	5,876	901,790
Severn Trent plc	14,698	460,338
United Utilities Group plc	41,677	512,614

		1,874,742

Wireless Telecommunication Services—0.4%
KDDI Corp.	98,995	2,939,894
SoftBank Corp.	176,289	2,210,073
SoftBank Group Corp.	96,199	7,533,882
T-Mobile U.S., Inc. (a)	18,890	2,547,316
Tele2 AB - B Shares	30,522	403,440
Vodafone Group plc	1,646,348	2,709,286

		18,343,891

Total Common Stocks (Cost $1,408,957,864)		2,166,267,146

U.S. Treasury & Government Agencies—28.6%
Security Description	Principal Amount*	Value

Federal Agencies—1.0%
Federal Home Loan Bank 2.500%, 02/13/24	2,345,000	2,513,285
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	8,925,000	9,130,980
2.750%, 06/19/23 (b)	9,954,000	10,582,132
6.250%, 07/15/32	2,480,000	3,829,351
Federal National Mortgage Association
2.875%, 09/12/23	9,034,000	9,679,296
6.625%, 11/15/30 (b)	1,650,000	2,496,993
7.250%, 05/15/30	1,941,000	3,005,592

		41,237,629

U.S. Treasury—27.6%
U.S. Treasury Bonds
1.250%, 05/15/50	3,695,000	3,344,552
1.375%, 08/15/50	4,745,000	4,433,609
1.625%, 11/15/50	6,776,900	6,736,662
2.000%, 02/15/50	3,995,000	4,329,737
2.250%, 08/15/46	21,188,000	24,137,767
2.250%, 08/15/49	4,420,000	5,047,778
2.375%, 11/15/49	4,905,000	5,750,155
2.500%, 02/15/45	5,830,000	6,939,522
2.750%, 08/15/42	5,415,000	6,702,120
2.750%, 08/15/47	2,445,700	3,060,182
2.875%, 05/15/43	5,779,000	7,293,279
2.875%, 08/15/45	31,698,000	40,255,222
2.875%, 05/15/49	3,925,000	5,057,424
3.000%, 05/15/45	1,395,000	1,806,634
3.000%, 02/15/47	3,410,000	4,450,316
3.000%, 05/15/47	3,783,000	4,944,647
3.000%, 02/15/48	2,120,000	2,777,614
3.000%, 08/15/48	9,960,600	13,077,567
3.000%, 02/15/49	2,920,500	3,844,793
3.125%, 11/15/41	7,070,000	9,231,873
3.125%, 02/15/42	5,645,000	7,390,099
3.125%, 02/15/43	8,504,100	11,135,388
3.625%, 08/15/43	26,548,000	37,430,606
3.750%, 08/15/41	8,025,000	11,386,096
3.750%, 11/15/43	519,000	745,779
4.375%, 05/15/41	7,495,000	11,472,913
4.500%, 08/15/39	318,000	485,919
5.250%, 11/15/28	4,209,000	5,672,285
5.500%, 08/15/28	5,990,000	8,128,617
6.000%, 02/15/26 (e)	33,774,000	43,436,530
6.125%, 11/15/27	7,239,000	9,938,921
6.250%, 08/15/23	4,620,000	5,358,478
6.250%, 05/15/30	885,000	1,318,373
6.375%, 08/15/27	2,790,000	3,845,514
6.875%, 08/15/25	2,640,000	3,433,031
U.S. Treasury Notes
0.125%, 11/30/22	8,229,200	8,229,843
0.250%, 06/30/25	16,917,000	16,870,742
0.250%, 08/31/25 (b)	36,380,000	36,254,944
0.250%, 09/30/25	12,283,000	12,234,060
0.250%, 12/31/25	11,832,500	11,838,971

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.375%, 04/30/25	11,960,000	$12,001,580
0.500%, 03/31/25	1,014,000	1,023,189
0.625%, 05/15/30 (b)	9,848,000	9,621,804
0.625%, 08/15/30	13,553,000	13,205,704
0.875%, 11/15/30 (b)	13,020,000	12,969,141
1.250%, 08/31/24 (b)	9,254,000	9,598,495
1.375%, 08/31/23 (b)	8,951,000	9,242,607
1.500%, 09/30/24 (b)	6,882,000	7,205,669
1.500%, 10/31/24 (b)	8,465,000	8,870,725
1.500%, 11/30/24 (b)	17,311,700	18,150,912
1.500%, 02/15/30 (b)	6,669,000	7,051,165
1.625%, 11/15/22 (e)	48,926,000	50,286,754
1.625%, 02/15/26	11,320,000	12,037,228
1.625%, 08/15/29 (b)	10,034,000	10,727,757
1.750%, 03/31/22	6,370,000	6,499,391
1.750%, 05/15/22	8,447,000	8,635,078
1.750%, 05/31/22	6,444,000	6,592,262
1.750%, 06/30/22	5,502,000	5,635,681
1.750%, 05/15/23	58,767,000	60,998,310
1.750%, 07/31/24	6,767,000	7,136,806
1.750%, 11/15/29 (b)	12,100,200	13,069,634
1.875%, 11/30/21 (b)	2,935,900	2,983,035
1.875%, 08/31/22	11,326,000	11,653,835
1.875%, 10/31/22	8,498,000	8,769,206
2.000%, 02/15/22 (f)	44,519,600	45,453,468
2.000%, 07/31/22	6,273,500	6,458,029
2.000%, 11/30/22	8,542,000	8,847,643
2.000%, 02/15/23	24,592,200	25,558,597
2.000%, 05/31/24 (b)	15,820,000	16,787,121
2.000%, 02/15/25 (b)	24,920,600	26,677,697
2.000%, 08/15/25	17,740,000	19,104,455
2.000%, 11/15/26	4,620,000	5,026,957
2.125%, 12/31/22 (b)	8,530,000	8,868,868
2.125%, 11/30/23	22,408,000	23,689,457
2.125%, 03/31/24	6,646,000	7,060,337
2.125%, 05/15/25 (b)	47,369,000	51,117,812
2.250%, 04/30/24	7,735,000	8,261,040
2.250%, 11/15/24	16,668,500	17,953,798
2.250%, 11/15/25	9,607,000	10,488,893
2.250%, 02/15/27	10,237,000	11,311,885
2.250%, 08/15/27	5,941,000	6,584,995
2.250%, 11/15/27	15,786,000	17,521,227
2.375%, 08/15/24	2,028,700	2,186,241
2.375%, 05/15/27	6,780,500	7,560,522
2.375%, 05/15/29 (b)	13,350,900	15,080,259
2.500%, 01/31/24	4,224,100	4,525,232
2.625%, 02/15/29	9,095,000	10,435,447
2.750%, 11/15/23	25,091,500	26,950,819
2.750%, 02/15/28	2,396,000	2,746,415
2.875%, 05/15/28	4,159,000	4,816,479
3.125%, 11/15/28	10,546,600	12,480,830

		1,127,349,053

Total U.S. Treasury & Government Agencies (Cost $1,065,133,687)		1,168,586,682

Foreign Government—11.3%
Security Description	Principal Amount*	Value

Sovereign—11.3%
Australia Government Bonds
1.750%, 06/21/51 (AUD)	593,000	435,029
2.500%, 05/21/30 (AUD)	4,482,000	3,948,053
3.000%, 03/21/47 (AUD)	305,000	289,599
3.250%, 04/21/29 (AUD)	1,346,000	1,242,722
3.750%, 04/21/37 (AUD)	1,486,000	1,527,310
4.750%, 04/21/27 (AUD)	7,847,000	7,631,021
5.750%, 05/15/21 (AUD)	2,345,000	1,845,046
Austria Government Bonds
0.750%, 10/20/26 (144A) (EUR)	3,060,000	4,044,113
3.150%, 06/20/44 (144A) (EUR)	1,960,000	4,191,380
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,290,756
4.150%, 03/15/37 (144A) (EUR)	267,000	557,882
Belgium Government Bonds
0.900%, 06/22/29 (144A) (EUR)	1,300,000	1,772,794
1.600%, 06/22/47 (144A) (EUR)	1,319,400	2,148,471
2.600%, 06/22/24 (144A) (EUR)	2,327,195	3,172,588
4.250%, 09/28/21 (144A) (EUR)	900,000	1,139,285
4.250%, 03/28/41 (144A) (EUR)	1,455,000	3,238,102
5.000%, 03/28/35 (144A) (EUR)	355,000	756,421
5.500%, 03/28/28 (EUR)	3,175,800	5,615,145
Bundesrepublik Deutschland
Zero Coupon, 08/15/50 (EUR)	485,000	621,647
0.500%, 02/15/26 (EUR)	10,332,518	13,443,577
1.250%, 08/15/48 (EUR)	1,298,000	2,233,464
1.500%, 05/15/24 (EUR)	1,965,000	2,585,807
2.000%, 01/04/22 (EUR)	1,505,000	1,889,571
2.000%, 08/15/23 (EUR)	681,529	893,366
2.500%, 07/04/44 (EUR)	2,224,600	4,564,112
3.250%, 07/04/42 (EUR)	387,500	851,770
4.250%, 07/04/39 (EUR)	1,677,500	3,868,559
5.500%, 01/04/31 (EUR)	5,479,600	10,914,148
Canadian Government Bonds
1.500%, 06/01/26 (CAD)	3,802,000	3,153,817
2.750%, 06/01/22 (CAD)	1,870,000	1,522,708
3.500%, 12/01/45 (CAD)	1,500,000	1,781,393
4.000%, 06/01/41 (CAD)	975,000	1,178,655
5.750%, 06/01/29 (CAD)	2,369,000	2,647,775
Denmark Government Bonds
0.500%, 11/15/29 (144A) (DKK)	4,004,000	713,121
1.500%, 11/15/23 (DKK)	13,692,600	2,385,147
4.500%, 11/15/39 (DKK)	4,060,000	1,275,591
Finland Government Bonds
0.500%, 04/15/26 (144A) (EUR)	2,841,000	3,693,076
1.375%, 04/15/47 (144A) (EUR)	234,000	391,607
French Republic Government Bond OAT
Zero Coupon, 05/25/22 (EUR)	6,587,000	8,125,628
0.500%, 05/25/26 (EUR)	5,972,399	7,747,903
1.000%, 11/25/25 (EUR)	7,994,406	10,571,799
1.250%, 05/25/36 (144A) (EUR)	2,719,800	3,996,709
2.250%, 05/25/24 (EUR)	2,032,800	2,736,158
2.500%, 05/25/30 (EUR)	10,559,800	16,478,219
3.250%, 05/25/45 (EUR)	6,947,900	14,663,599
4.000%, 04/25/60 (EUR)	156,000	437,777
1.500%, 05/25/50 (144A) (EUR)	199,000	323,819

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Ireland Government Bonds
0.200%, 10/18/30 (EUR)	784,000	$1,005,554
2.000%, 02/18/45 (EUR)	448,000	786,314
5.400%, 03/13/25 (EUR)	3,555,800	5,454,675
Italy Buoni Poliennali Del Tesoro
1.350%, 04/15/22 (EUR)	1,304,000	1,629,875
1.800%, 03/01/41 (144A) (EUR)	10,000	13,507
2.200%, 06/01/27 (EUR)	3,880,000	5,362,175
3.750%, 09/01/24 (EUR)	13,007,000	18,195,642
3.850%, 09/01/49 (144A) (EUR)	2,725,000	5,257,750
5.000%, 08/01/39 (144A) (EUR)	4,588,000	9,305,418
5.250%, 11/01/29 (EUR)	9,739,200	16,914,237
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	63,950,000	809,967
Japan Government Ten Year Bonds
0.100%, 09/20/26 (JPY)	1,875,600,000	18,368,909
0.100%, 12/20/29 (JPY)	767,550,000	7,510,029
0.500%, 12/20/24 (JPY)	380,650,000	3,776,934
0.800%, 09/20/22 (JPY)	657,700,000	6,469,607
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	492,850,000	4,483,262
0.500%, 09/20/46 (JPY)	1,511,600,000	14,490,601
1.800%, 09/20/43 (JPY)	796,250,000	9,917,517
1.900%, 09/20/42 (JPY)	394,900,000	4,970,298
2.300%, 03/20/40 (JPY)	554,550,000	7,266,965
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	1,082,900,000	10,862,456
1.500%, 03/20/33 (JPY)	230,600,000	2,603,700
1.700%, 12/20/31 (JPY)	739,950,000	8,435,595
1.700%, 09/20/32 (JPY)	182,400,000	2,093,356
1.700%, 09/20/33 (JPY)	418,500,000	4,841,963
2.100%, 06/20/29 (JPY)	555,050,000	6,352,206
2.100%, 12/20/29 (JPY)	555,900,000	6,405,165
Mexican Bonos
6.500%, 06/10/21 (MXN)	43,260,000	2,192,185
10.000%, 11/20/36 (MXN)	40,732,100	2,868,144
Netherlands Government Bonds
2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,720,685
2.750%, 01/15/47 (144A) (EUR)	174,000	379,977
3.750%, 01/15/42 (144A) (EUR)	1,396,600	3,188,636
5.500%, 01/15/28 (EUR)	4,131,500	7,268,834
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,306,988
Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	2,419,205
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	3,378,000	2,765,638
2.250%, 06/01/21 (SGD)	865,000	659,353
2.750%, 03/01/46 (SGD)	305,000	307,400
Spain Government Bonds
0.350%, 07/30/23 (EUR)	2,380,000	2,974,796
1.000%, 10/31/50 (144A) (EUR)	915,000	1,155,592
1.450%, 10/31/27 (144A) (EUR)	7,555,000	10,302,965
1.950%, 07/30/30 (144A) (EUR)	2,407,000	3,486,156
2.900%, 10/31/46 (144A) (EUR)	1,182,000	2,162,376
Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Spain Government Bonds
4.200%, 01/31/37 (144A) (EUR)	1,045,000	2,030,477
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,433,329
4.700%, 07/30/41 (144A) (EUR)	2,112,000	4,619,827
6.000%, 01/31/29 (EUR)	3,371,400	6,168,023
Sweden Government Bonds
1.000%, 11/12/26 (SEK)	15,990,000	2,083,077
1.500%, 11/13/23 (144A) (SEK)	3,330,000	426,581
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	516,432
United Kingdom Gilt
0.375%, 10/22/30 (GBP)	1,123,000	1,559,766
0.625%, 06/07/25 (GBP)	2,535,000	3,575,920
1.750%, 09/07/22 (GBP)	1,470,178	2,074,952
1.750%, 01/22/49 (GBP)	881,000	1,515,815
2.250%, 09/07/23 (GBP)	1,170,000	1,701,278
3.250%, 01/22/44 (GBP)	2,120,900	4,463,305
4.250%, 12/07/46 (GBP)	8,422,100	21,081,241
6.000%, 12/07/28 (GBP)	3,478,400	6,971,748

Total Foreign Government (Cost $408,612,606)		461,500,617

Mutual Funds—1.7%

Investment Company Securities—1.7%
iShares International Developed Real Estate ETF	8,327	226,244
iShares U.S. Real Estate ETF	2,475	211,984
Vanguard Global ex-U.S. Real Estate ETF (b)	653,501	35,491,639
Vanguard Real Estate ETF (b)	414,246	35,181,913

Total Mutual Funds (Cost $61,029,921)		71,111,780

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	3,551	239,477
Porsche Automobil Holding SE	9,435	650,351
Volkswagen AG	11,391	2,122,260

		3,012,088

Chemicals—0.0%
FUCHS Petrolub SE	4,247	241,083

Health Care Equipment & Supplies—0.0%
Sartorius AG	2,185	915,823

Household Products—0.0%
Henkel AG & Co. KGaA	10,936	1,232,314

Total Preferred Stocks (Cost $4,730,388)		5,401,308

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Oil & Gas—0.0%
Repsol S.A., Expires 01/26/21 (a)(b) (Cost $31,528)	89,838	$30,807

Short-Term Investment—3.7%

Repurchase Agreement—3.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $151,539,170; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $154,570,000.	151,539,170	151,539,170

Total Short-Term Investments (Cost $151,539,170)		151,539,170

Securities Lending Reinvestments (i)—6.8%

Certificates of Deposit—2.2%
Banco del Estado de Chile 0.250%, 01/04/21	2,000,000	2,000,020
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (h)	5,000,000	4,999,110
0.281%, 3M LIBOR + 0.060%, 08/10/21 (h)	2,000,000	2,000,222
Bank of Nova Scotia 0.282%, 3M LIBOR + 0.050%, 11/08/21 (h)	4,000,000	4,000,412
Canadian Imperial Bank of Commerce 0.250%, FEDEFF PRV + 0.160%, 02/26/21 (h)	2,000,000	2,000,254
Credit Industriel et Commercial 0.250%, 06/11/21	5,000,000	4,999,325
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	2,997,359	2,999,670
Mizuho Bank, Ltd. 0.250%, 03/22/21	10,000,000	10,000,220
MUFG Bank Ltd. Zero Coupon, 02/22/21	9,993,476	9,996,900
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (h)	2,000,000	2,000,440
Royal Bank of Canada New York
0.274%, 3M LIBOR + 0.040%, 10/05/21 (h)	2,000,000	1,999,740
0.318%, 3M LIBOR + 0.090%, 12/02/21 (h)	3,000,000	3,000,357
Skandinaviska Enskilda Banken AB 0.250%, 05/17/21	3,000,000	2,999,772
Standard Chartered Bank 0.311%, 3M LIBOR + 0.060%, 06/21/21 (h)	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (h)	10,000,000	9,999,910
0.270%, 05/04/21	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 05/18/21	4,992,470	4,994,800
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (h)	5,000,000	5,000,250
0.300%, 3M LIBOR + 0.070%, 10/08/21 (h)	3,000,000	3,000,060
0.364%, 3M LIBOR + 0.130%, 07/02/21 (h)	5,000,000	5,002,270

		90,993,732

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (h)	4,000,000	4,000,068

Repurchase Agreements—4.5%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $28,180,783; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $31,295,261.	28,180,000	28,180,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $7,002,862; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $7,779,282.	7,000,000	7,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $9,012,251; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $9,192,446.	9,012,201	9,012,201
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $8,002,800; collateralized by various Common Stock with an aggregate market value of $8,800,001.	8,000,000	8,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $14,005,852; collateralized by various Common Stock with an aggregate market value of $15,400,000.	14,000,000	14,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,300,044; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,366,001.	3,300,000	3,300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,900,042; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,938,001.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,300,048; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,444,499.	1,300,000	1,300,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,700,019; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500% maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,734,699.	1,700,000	$1,700,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $41,000,957; collateralized by various Common Stock with an aggregate market value of $45,556,087.	41,000,000	41,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $31,270,695; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $34,690,825.	31,270,000	31,270,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,300,110; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,551,612.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $6,200,313; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $6,877,178.	6,200,000	6,200,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $23,700,474; collateralized by various Common Stock with an aggregate market value of $26,337,805.	23,700,000	23,700,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,100,047; collateralized by various Common Stock with an aggregate market value of $2,333,730.	2,100,000	2,100,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,000,127; collateralized by various Common Stock with an aggregate market value of $3,333,899.	3,000,000	3,000,000

		183,962,201

Total Securities Lending Reinvestments (Cost $278,952,770)		278,956,001

Total Investments—105.1% (Cost $3,378,987,934)		4,303,393,511
Other assets and liabilities (net)—(5.1)%		(209,466,976)

Net Assets—100.0%		$4,093,926,535

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $263,116,654 and the collateral received consisted of cash in the amount of $278,945,506 and non-cash collateral with a value of $2,173,450. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $183,688,558.
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $15,332,569.
(g)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $99,238,094, which is 2.4% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	580,352	SSBT	01/12/21	USD	426,820	$20,649
CAD	5,993,000	BBP	03/15/21	USD	4,639,820	69,255
CAD	9,148,524	BBP	03/15/21	USD	7,034,690	153,878
CAD	18,644,000	BBP	03/15/21	USD	14,507,030	142,727
CAD	32,464,791	BBP	03/15/21	USD	24,963,561	546,057
EUR	37,368,000	BNP	03/15/21	USD	45,621,679	101,126
EUR	15,092,727	JPMC	03/15/21	USD	18,388,556	78,630
EUR	1,385,101	GSBU	03/17/21	USD	1,692,977	1,883
EUR	3,742,250	UBSA	03/17/21	USD	4,591,412	(12,259)
GBP	3,041,888	BNP	03/15/21	USD	4,104,231	57,372
GBP	9,340,909	MSIP	03/15/21	USD	12,555,091	224,197
JPY	755,632,394	SCB	02/26/21	USD	7,350,546	(28,085)
JPY	1,419,149,667	SSBT	02/26/21	USD	13,756,694	(4,415)
JPY	717,754,000	GSBU	03/15/21	USD	6,913,673	43,158
JPY	495,560,000	JPMC	03/15/21	USD	4,750,115	53,100
JPY	602,222,309	MSIP	03/15/21	USD	5,815,532	21,508
JPY	2,431,112,051	MSIP	03/15/21	USD	23,294,719	268,834
NOK	75,774,750	JPMC	03/15/21	USD	8,370,234	465,145
NZD	10,538,686	GSBU	03/15/21	USD	7,407,305	177,595
SEK	53,715,026	CSI	03/15/21	USD	6,243,492	290,082
SEK	110,013,737	JPMC	03/15/21	USD	12,758,537	622,876
SEK	178,385,886	JPMC	03/15/21	USD	20,948,076	749,715
SEK	164,240,161	MSIP	03/15/21	USD	19,020,108	957,082
ZAR	7,092,189	SSBT	02/04/21	USD	457,920	22,693

Contracts to Deliver
AUD	21,942,398	MSIP	01/12/21	USD	15,650,810	(1,267,437)
AUD	786,025	SSBT	01/12/21	USD	552,163	(53,886)
AUD	7,866,043	BNP	03/15/21	USD	5,951,231	(116,634)
AUD	3,037,548	BBP	03/15/21	USD	2,339,854	(3,311)
AUD	47,165,778	MSIP	03/15/21	USD	35,118,695	(1,264,985)
CAD	13,234,658	UBSA	02/18/21	USD	10,337,905	(60,896)
CAD	9,148,524	BOA	03/15/21	USD	7,012,733	(175,835)
CHF	462,190	MSIP	01/29/21	USD	509,368	(13,091)
CHF	5,934,623	BBP	03/15/21	USD	6,714,286	(3,011)
CHF	45,098,110	CBNA	03/15/21	USD	50,791,308	(254,464)
CHF	9,275,465	CSI	03/15/21	USD	10,172,251	(326,488)
DKK	21,151,729	NWM	01/15/21	USD	3,349,001	(123,735)
DKK	4,370,552	SSBT	01/15/21	USD	690,721	(26,846)
EUR	10,323,104	BBP	03/15/21	USD	12,629,698	(1,464)
EUR	73,477,110	GSBU	03/15/21	USD	88,849,696	(1,055,559)
EUR	20,512,101	JPMC	03/15/21	USD	24,452,844	(645,390)
EUR	28,329,000	MSIP	03/15/21	USD	34,556,428	(106,422)
EUR	16,237,000	MSIP	03/15/21	USD	19,771,535	(95,763)
EUR	12,340,984	MSIP	03/15/21	USD	14,562,504	(537,700)
EUR	511,057	SSBT	03/17/21	USD	629,076	3,728
EUR	212,022,748	UBSA	03/17/21	USD	258,998,720	(439,987)
GBP	31,217,874	MSIP	01/21/21	USD	41,397,616	(1,298,860)
GBP	21,563,000	BNP	03/15/21	USD	28,841,877	(658,439)
GBP	6,860,724	BBP	03/15/21	USD	9,096,977	(289,172)
GBP	4,343,590	BBP	03/15/21	USD	5,807,504	(134,957)
JPY	14,516,885,965	CBNA	02/26/21	USD	139,484,182	(1,191,803)
JPY	4,480,585,396	BNP	03/15/21	USD	43,223,285	(204,787)
JPY	1,052,204,806	BBP	03/15/21	USD	10,196,573	(1,921)
JPY	2,462,000,000	JPMC	03/15/21	USD	23,791,554	(71,380)
JPY	3,557,349,148	MSIP	03/15/21	USD	33,835,382	(644,222)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	1,324,667,900	NWM	03/15/21	USD	12,742,215	$(97,128)
MXN	101,196,301	CSI	02/25/21	USD	5,075,982	20,183
NOK	10,219,551	GSBU	01/15/21	USD	1,112,278	(79,624)
NZD	10,538,686	BNP	03/15/21	USD	7,477,136	(107,764)
PLN	7,189,934	MSIP	03/24/21	USD	1,952,142	26,811
SEK	18,964,440	JPMC	01/15/21	USD	2,154,504	(150,831)
SEK	145,012,396	BNP	03/15/21	USD	17,128,320	(510,120)
SEK	150,370,692	CBNA	03/15/21	USD	17,773,881	(516,311)
SEK	38,440,531	CBNA	03/15/21	USD	4,567,035	(108,641)
SEK	13,869,469	CBNA	03/15/21	USD	1,647,801	(39,198)
SEK	158,661,722	JPMC	03/15/21	USD	18,958,104	(340,558)
SGD	4,464,518	GSBU	01/07/21	USD	3,284,424	(93,699)

Net Unrealized Depreciation						$(8,038,794)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/21	738	AUD	108,655,799	$144,661
Canada Government Bond 10 Year Futures	03/22/21	177	CAD	26,390,700	37,070
MSCI EAFE Index Mini Futures	03/19/21	2,993	USD	318,874,220	3,496,030
MSCI Emerging Markets Index Mini Futures	03/19/21	128	USD	8,244,480	237,745
MSCI Singapore Index Futures	01/28/21	2,174	SGD	70,285,420	(322,379)
OMX Stockholm 30 Index Futures	01/15/21	271	SEK	50,900,575	(48,334)
Russell 2000 Index E-Mini Futures	03/19/21	1,424	USD	140,605,760	4,934,246
S&P 500 Index E-Mini Futures	03/19/21	103	USD	19,306,320	105,504
S&P Midcap 400 Index E-Mini Futures	03/19/21	612	USD	140,974,200	3,971,081
U.S. Treasury Note 10 Year Futures	03/22/21	3,892	USD	537,400,063	29,823

Futures Contracts—Short
Euro Stoxx 50 Index Futures	03/19/21	(3,776)	EUR	(134,048,000)	(2,090,922)
Euro-Bund Futures	03/08/21	(427)	EUR	(75,852,280)	(237,054)
FTSE 100 Index Futures	03/19/21	(563)	GBP	(36,144,600)	493,345
Hang Seng Index Futures	01/28/21	(219)	HKD	(298,048,050)	(1,199,247)
Japanese Government 10 Year Bond Futures	03/15/21	(26)	JPY	(3,949,920,000)	28,791
SPI 200 Index Futures	03/18/21	(393)	AUD	(64,226,025)	354,204
TOPIX Index Futures	03/11/21	(206)	JPY	(3,717,270,000)	(680,040)
United Kingdom Long Gilt Bond Futures	03/29/21	(460)	GBP	(62,348,400)	(650,494)

Net Unrealized Appreciation					$8,604,030

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	0.975%	Semi-Annually	12/29/30	USD	1,013,500,000	$4,323,692	$—	$4,323,692

(1)	There is no upfront payment premium paid or (received) therefore the market value equals unrealized appreciation.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(ADR)—	American Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$16,541,157	$10,971,384	$—	$27,512,541
Air Freight & Logistics	6,857,855	6,151,499	—	13,009,354
Airlines	2,645,246	1,035,613	—	3,680,859
Auto Components	1,439,196	8,418,016	—	9,857,212
Automobiles	20,171,705	26,689,041	—	46,860,746
Banks	39,676,323	74,573,552	0	114,249,875
Beverages	17,192,467	19,873,766	—	37,066,233
Biotechnology	19,629,934	9,353,522	—	28,983,456
Building Products	4,643,588	10,878,183	—	15,521,771
Capital Markets	28,260,582	26,765,765	—	55,026,347
Chemicals	18,743,805	36,070,089	—	54,813,894
Commercial Services & Supplies	4,260,116	3,764,741	—	8,024,857
Communications Equipment	8,160,143	3,447,898	—	11,608,041
Construction & Engineering	775,194	7,795,497	—	8,570,691
Construction Materials	1,201,665	5,468,523	—	6,670,188
Consumer Finance	5,513,638	104,369	—	5,618,007
Containers & Packaging	3,643,538	699,597	—	4,343,135
Distributors	1,276,452	—	—	1,276,452

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$14,619,404	$7,765,241	$—	$22,384,645
Diversified Telecommunication Services	14,832,565	18,136,543	—	32,969,108
Electric Utilities	17,998,869	22,539,020	—	40,537,889
Electrical Equipment	4,923,344	20,553,447	—	25,476,791
Electronic Equipment, Instruments & Components	6,080,164	20,178,455	—	26,258,619
Energy Equipment & Services	2,287,906	233,163	—	2,521,069
Entertainment	23,183,018	9,187,782	—	32,370,800
Equity Real Estate Investment Trusts	121,181,140	56,047,465	—	177,228,605
Food & Staples Retailing	14,800,774	14,088,789	—	28,889,563
Food Products	10,210,230	33,195,429	—	43,405,659
Gas Utilities	387,923	4,270,303	—	4,658,226
Health Care Equipment & Supplies	39,108,603	21,551,820	—	60,660,423
Health Care Providers & Services	27,182,954	5,085,866	0	32,268,820
Health Care Technology	773,813	2,561,044	—	3,334,857
Hotels, Restaurants & Leisure	17,564,294	13,819,151	—	31,383,445
Household Durables	4,134,658	14,621,361	—	18,756,019
Household Products	16,577,357	7,520,324	—	24,097,681
Independent Power and Renewable Electricity Producers	504,897	842,490	—	1,347,387
Industrial Conglomerates	12,661,785	11,433,440	—	24,095,225
Insurance	18,966,338	49,221,448	—	68,187,786
Interactive Media & Services	56,355,205	3,307,998	—	59,663,203
Internet & Direct Marketing Retail	50,642,807	8,912,391	—	59,555,198
IT Services	57,178,543	17,439,154	—	74,617,697
Leisure Products	378,369	2,780,751	—	3,159,120
Life Sciences Tools & Services	12,331,323	4,961,173	—	17,292,496
Machinery	16,996,980	31,652,468	—	48,649,448
Marine	—	2,221,003	—	2,221,003
Media	13,726,620	4,259,472	—	17,986,092
Metals & Mining	3,300,214	30,449,839	—	33,750,053
Multi-Utilities	8,464,144	9,059,554	—	17,523,698
Multiline Retail	5,348,209	4,583,787	—	9,931,996
Oil, Gas & Consumable Fuels	21,064,307	30,014,408	—	51,078,715
Paper & Forest Products	—	3,544,924	—	3,544,924
Personal Products	7,354,512	15,714,606	—	23,069,118
Pharmaceuticals	40,316,669	79,483,435	—	119,800,104
Professional Services	3,405,625	15,249,272	—	18,654,897
Real Estate Management & Development	918,526	50,839,887	—	51,758,413
Road & Rail	10,348,120	8,058,378	—	18,406,498
Semiconductors & Semiconductor Equipment	52,541,020	24,252,724	—	76,793,744
Software	89,527,224	15,225,574	—	104,752,798
Specialty Retail	22,646,446	9,270,171	—	31,916,617
Technology Hardware, Storage & Peripherals	71,928,041	4,130,307	—	76,058,348
Textiles, Apparel & Luxury Goods	7,636,251	29,302,284	—	36,938,535
Tobacco	6,642,255	8,734,280	—	15,376,535
Trading Companies & Distributors	2,062,308	13,208,612	—	15,270,920
Transportation Infrastructure	—	4,752,067	—	4,752,067
Water Utilities	901,790	972,952	—	1,874,742
Wireless Telecommunication Services	2,547,316	15,796,575	—	18,343,891
Total Common Stocks	1,133,175,464	1,033,091,682	0	2,166,267,146
Total U.S. Treasury & Government Agencies*	—	1,168,586,682	—	1,168,586,682
Total Foreign Government*	—	461,500,617	—	461,500,617
Total Mutual Funds*	71,111,780	—	—	71,111,780
Total Preferred Stocks*	—	5,401,308	—	5,401,308
Total Rights*	30,807	—	—	30,807
Total Short-Term Investment*	—	151,539,170	—	151,539,170
Total Securities Lending Reinvestments*	—	278,956,001	—	278,956,001
Total Investments	$1,204,318,051	$3,099,075,460	$0	$4,303,393,511

Collateral for Securities Loaned (Liability)	$—	$(278,945,506)	$—	$(278,945,506)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,118,284	$—	$5,118,284
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(13,157,078)	—	(13,157,078)
Total Forward Contracts	$—	$(8,038,794)	$—	$(8,038,794)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$13,832,500	$—	$—	$13,832,500
Futures Contracts (Unrealized Depreciation)	(5,228,470)	—	—	(5,228,470)
Total Futures Contracts	$8,604,030	$—	$—	$8,604,030
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,323,692	$—	$4,323,692

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

During the year ended December 31, 2020, a transfer from Level 2 to Level 3 in the amount of $192,028 was due to a trading halt on the security which resulted in the lack of observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$4,302,230,325
Affiliated investments at value (c)	1,163,186
Cash	7,450,132
Cash denominated in foreign currencies (d)	24,783,427
Cash collateral for centrally cleared swap contracts	39,291,523
Unrealized appreciation on forward foreign currency exchange contracts	5,118,284
Receivable for:
Investments sold	28,195,682
Fund shares sold	16,730
Dividends and interest	14,103,430
Variation margin on centrally cleared swap contracts	1,214,435
Prepaid expenses	12,650

Total Assets	4,423,579,804
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	13,157,078
Collateral for securities loaned	278,945,506
Payables for:
Investments purchased	31,810,709
Fund shares redeemed	920,684
Variation margin on futures contracts	1,250,703
Accrued Expenses:
Management fees	2,061,004
Distribution and service fees	862,157
Deferred trustees’ fees	159,087
Other expenses	486,341

Total Liabilities	329,653,269

Net Assets	$4,093,926,535

Net Assets Consist of:
Paid in surplus	$2,978,116,481
Distributable earnings (Accumulated losses)	1,115,810,054

Net Assets	$4,093,926,535

Net Assets
Class B	$4,093,926,535
Capital Shares Outstanding*
Class B	328,270,804
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,378,037,163.
(b)	Includes securities loaned at value of $263,116,654.
(c)	Identified cost of affiliated investments was $950,771.
(d)	Identified cost of cash denominated in foreign currencies was $24,694,115.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$54,478,400
Dividends from affiliated investments	54,053
Interest	25,866,100
Securities lending income	828,423

Total investment income	81,226,976
Expenses
Management fees	24,715,659
Administration fees	197,669
Custodian and accounting fees	703,949
Distribution and service fees—Class B	10,089,858
Audit and tax services	99,304
Legal	54,832
Trustees’ fees and expenses	54,229
Shareholder reporting	132,324
Insurance	31,098
Miscellaneous	56,637

Total expenses	36,135,559
Less management fee waiver	(585,783)

Net expenses	35,549,776

Net Investment Income	45,677,200

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	214,591,167
Affiliated investments	79,847
Futures contracts	(96,001,455)
Written options	1,722,513
Swap contracts	102,155,876
Foreign currency transactions	5,304,940
Forward foreign currency transactions	(46,233,381)

Net realized gain	181,619,507

Net change in unrealized appreciation (depreciation) on:
Investments	(8,885,681)
Affiliated investments	(302,009)
Futures contracts	548,325
Swap contracts	5,200,322
Foreign currency transactions	254,872
Forward foreign currency transactions	1,766,182

Net change in unrealized depreciation	(1,417,989)

Net realized and unrealized gain	180,201,518

Net Increase in Net Assets From Operations	$225,878,718

(a)	Net of foreign withholding taxes of $2,666,191.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,677,200	$69,072,118
Net realized gain	181,619,507	257,101,186
Net change in unrealized appreciation (depreciation)	(1,417,989)	396,026,744

Increase in net assets from operations	225,878,718	722,200,048

From Distributions to Shareholders
Class B	(318,533,966)	(236,651,705)

Total distributions	(318,533,966)	(236,651,705)

Decrease in net assets from capital share transactions	(184,062,685)	(324,213,447)

Total increase (decrease) in net assets	(276,717,933)	161,334,896

Net Assets
Beginning of period	4,370,644,468	4,209,309,572

End of period	$4,093,926,535	$4,370,644,468

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	652,483	$7,768,507	343,336	$4,250,546
Reinvestments	28,238,827	318,533,966	19,786,932	236,651,705
Redemptions	(42,601,133)	(510,365,158)	(45,964,874)	(565,115,698)

Net decrease	(13,709,823)	$(184,062,685)	(25,834,606)	$(324,213,447)

Decrease derived from capital shares transactions		$(184,062,685)		$(324,213,447)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.78	$11.44	$12.56	$11.21	$11.11

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.19	0.19	0.16	0.13
Net realized and unrealized gain (loss)	0.53	1.84	(1.06)	1.37	0.27

Total income (loss) from investment operations	0.67	2.03	(0.87)	1.53	0.40

Less Distributions
Distributions from net investment income	(0.22)	(0.44)	(0.20)	(0.18)	(0.18)
Distributions from net realized capital gains	(0.76)	(0.25)	(0.05)	0.00	(0.12)

Total distributions	(0.98)	(0.69)	(0.25)	(0.18)	(0.30)

Net Asset Value, End of Period	$12.47	$12.78	$11.44	$12.56	$11.21

Total Return (%) (b)	6.09	18.07	(6.97)	13.62	3.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.13	1.58	1.54	1.32	1.18
Portfolio turnover rate (%)	18	22	20	30	34
Net assets, end of period (in millions)	$4,093.9	$4,370.6	$4,209.3	$5,092.2	$4,923.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $7,449,313 in the Subsidiary, representing 0.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $151,539,170. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $183,962,201. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(25,805,799)	$—	$—	$—	$(25,805,799)
Mutual Funds	(46,869,336)	—	—	—	(46,869,336)
Rights	(27,998)	—	—	—	(27,998)
U.S. Treasury & Government Agencies	(206,242,373)	—	—	—	(206,242,373)
Total Borrowings	$(278,945,506)	$—	$—	$—	$(278,945,506)
Gross amount of recognized liabilities for securities lending transactions					$(278,945,506)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$4,323,692
	Unrealized appreciation on futures contracts (b) (c)	240,345	Unrealized depreciation on futures contracts (b) (c)	$887,548
Equity	Unrealized appreciation on futures contracts (b) (c)	13,592,155	Unrealized depreciation on futures contracts (b) (c)	4,340,922
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,118,284	Unrealized depreciation on forward foreign currency exchange contracts	13,157,078

Total		$23,274,476		$18,385,548

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$911,917	$(433,836)	$—	$478,081
BNP Paribas S.A.	158,498	(158,498)	—	—
Credit Suisse International	310,265	(310,265)	—	—
Goldman Sachs Bank USA	222,636	(222,636)	—	—
JPMorgan Chase Bank N.A.	1,969,466	(1,208,159)	—	761,307
Morgan Stanley & Co. International plc	1,498,432	(1,498,432)	—	—
State Street Bank and Trust Co.	47,070	(47,070)	—	—

	$5,118,284	$(3,878,896)	$—	$1,239,388

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$175,835	$—	$—	$175,835
Barclays Bank plc	433,836	(433,836)	—	—
BNP Paribas S.A.	1,597,744	(158,498)	—	1,439,246
Citibank N.A.	2,110,417	—	—	2,110,417
Credit Suisse International	326,488	(310,265)	—	16,223
Goldman Sachs Bank USA	1,228,882	(222,636)	—	1,006,246
JPMorgan Chase Bank N.A.	1,208,159	(1,208,159)	—	—
Morgan Stanley & Co. International plc	5,228,480	(1,498,432)	—	3,730,048
NatWest Markets plc	220,863	—	—	220,863
Standard Chartered Bank	28,085	—	—	28,085
State Street Bank and Trust Co.	85,147	(47,070)	—	38,077
UBS AG	513,142	—	—	513,142

	$13,157,078	$(3,878,896)	$—	$9,278,182

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$—	$(46,233,381)	$(46,233,381)
Futures contracts	9,232,846	—	(105,234,301)	—	—	(96,001,455)
Swap contracts	100,643,743	3,443,460	—	(1,931,327)	—	102,155,876
Written options	—	—	1,722,513	—	—	1,722,513

	$109,876,589	$3,443,460	$(103,511,788)	$(1,931,327)	$(46,233,381)	$(38,356,447)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$—	$1,766,182	$1,766,182
Futures contracts	2,184,033	—	(1,635,708)	—	—	548,325
Swap contracts	5,200,322	—	—	—	—	5,200,322

	$7,384,355	$—	$(1,635,708)	$—	$1,766,182	$7,514,829

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,571,408,181
Futures contracts long	845,874,187
Futures contracts short	(892,325,922)
Swap contracts	1,143,930,108
Written options	(58,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$258,462,077	$458,234,430	$234,007,746	$1,074,585,858

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$24,715,659	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Consolidated Statement of Operations.

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain	Change in Unrealized Depreciation	Ending Value as of December 31, 2020	Income earned from affiliates during the period	Number of shares held at December 31, 2020
MetLife, Inc.	$1,869,325	$—	$(483,977)	$79,847	$(302,009)	$1,163,186	$54,053	24,775

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,422,217,914

Gross unrealized appreciation	1,051,631,531
Gross unrealized depreciation	(168,066,180)

Net unrealized appreciation (depreciation)	$883,565,351

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$133,046,200	$151,165,186	$185,487,766	$85,486,519	$318,533,966	$236,651,705

BHFTI-46

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,700,061	$190,200,576	$884,068,506	$—	$1,115,969,143

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-47

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB Global Dynamic Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the AB Global Dynamic Allocation Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-51

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-52

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2020, but performed equally to the median of its Performance Universe for the five-year period ended June 30, 2020. The Board also noted that the Portfolio underperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2020 but outperformed the average of its Morningstar Category for the five-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also considered that the Portfolio underperformed its blended index for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the AB International Bond Portfolio returned 4.71% and 4.39%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index1, returned 3.94%. The Portfolio’s Custom Benchmark2 returned 4.77% over the same period.

MARKET ENVIRONMENT / CONDITIONS

December closed out a tumultuous year for fixed income markets after a historic sell-off in March and subsequent recovery advanced by unprecedented monetary and fiscal stimulus. Emerging markets (“EM”) were further supported by large-scale multilateral financing agreements. Returns were broadly positive by the fourth quarter and for the year, following the announcement of several highly effective vaccine treatments for COVID-19, along with significant macroeconomic developments, such as the passage of another fiscal stimulus program in the U.S. and a last-minute resolution of Brexit (the U.K. exit from the European Union) trade negotiations between the U.K. and the European Union. The initial rollout of vaccines boosted investor confidence, even as the number of COVID-19 cases accelerated, leading to renewed lockdowns and restrictions. Developed market (“DM”) short-term interest rates remained firmly anchored as central bankers reiterated that monetary policy would remain accommodative well into the future—supported by central bank bond buying programs—fueling investor demand for credit-risk assets. Most credit sectors outperformed for the year with U.S. high yield leading the charge, as spreads quickly compressed from recessionary levels to long-term average.

Both DM and EM government bonds posted strong returns for 2020, with Italy leading the charge, returning 9.4%. EM local-currency government bonds outperformed DM government bonds, largely driven by the currency component as the safe-haven U.S. dollar fell sharply against all major DM and the vast majority of EM currencies amid the risk-on tone. The U.S. dollar underperformed most DM and EM currencies for the year, with the exception of the Russian ruble and Brazilian real, which are more heavily influenced by oil prices. EM returns were buoyed by much higher commodity prices—Brent crude oil and copper prices recovered after falling in the early days of the crisis. Gold rose less than 1% after a sharp advance earlier in 2020. However, despite the strong rebound in the second half of the year, it was not enough to recapture all losses from the early days of the crisis and EM underperformed for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to maximize total return. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. Under normal market conditions, the Portfolio invests significantly in fixed income securities of non-U.S. issuers. The Portfolio may invest in a broad range of fixed income securities across all fixed income sectors in both developed and emerging markets and may invest significantly in emerging markets. The average duration of the Portfolio normally varies within 70% to 130% of the duration of the custom benchmark. The Portfolio may also use leverage.

The Portfolio posted positive absolute returns and underperformed its custom benchmark for the one-year period ending on December 31, 2020. During this period, sector allocation detracted from performance, while security selection and overall country and yield curve positing contributed positively. The Portfolio was overweight Canadian Federal securities which detracted as risk assets outperformed. Exposure to European high-yield corporates and Japanese and U.S. inflation linked securities further detracted. While exposure to U.S. securitized assets including credit risk transfer securities, asset-backed securities and commercial mortgage-backed securities (“CMBS”) helped to offset some of the losses. Security selection in European and U.S. high-yield corporates and hard currency sovereign bonds contributed positively while selections in CMBS, where we have taken exposure through the CMBX Index, detracted. Overall country and yield-curve positioning was positive, including underweights to China and Japan and overweights to Russia and the U.S. Active currency selection did not have a meaningful impact on returns.

At the end of the period, the Portfolio held a longer than benchmark duration position. Within the global DM allocation, the Portfolio was overweight duration in the U.K., Germany, Italy, and Australia. We were underweight duration in the U.S. Within sector, the global allocation was underweight governments with a tilt toward risk assets, with allocations to U.S. securitized positions including collateralized mortgage obligations, CMBS, and collateralized loan obligations. Within the Portfolio’s EM allocation, we were underweight duration in Latin America, primarily through Brazil and Chile. In Asia, we were overweight cash markets in Thailand, Malaysia, and Indonesia. Within the Portfolio’s currency positioning, we continued to maintain active positions in a basket of long/short positions in other currencies, favoring emerging market currencies over those from developed markets.

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

Although we use primarily cash bonds within the Portfolio, we employ derivatives at times because they provide us flexibility in implementing Portfolio strategies. The key strategies that can be implemented in either the cash bond markets or in the derivatives market and were implemented partially via derivatives during the period were duration/yield curve positioning, sector allocation, security selection, and currency. At times, it is more efficient and cost-effective to implement certain strategies in the derivatives market. The derivatives performed as expected throughout the year.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

2 The Custom Benchmark is a blended index comprised of the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD- denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS GLOBAL AGGREGATE EX-USD INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	Since Inception[1]
AB International Bond Portfolio
Class A	4.71	5.76
Class B	4.39	5.56
Bloomberg Barclays Global Aggregate ex-USD Index	3.94	5.01
Custom Benchmark	4.77	6.24

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Countries

% of Net Assets
United States	19.0
Japan	13.1
Canada	5.0
United Kingdom	4.3
Australia	3.4
France	2.7
Indonesia	2.7
Italy	2.4
Mexico	2.1
Chile	2.1

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.57%	$1,000.00	$1,063.90	$2.96
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class B (a)	Actual	0.82%	$1,000.00	$1,063.10	$4.25
	Hypothetical*	0.82%	$1,000.00	$1,021.01	$4.17

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—57.6% of Net Assets

Security Description	Principal Amount*	Value

Sovereign—57.6%
Abu Dhabi Government International Bonds
1.700%, 03/02/31 (144A)	962,000	$961,404
3.125%, 09/30/49 (144A)	2,538,000	2,715,660
Angolan Government International Bonds
9.125%, 11/26/49 (144A)	670,000	617,740
9.125%, 11/26/49	2,609,000	2,405,498
9.375%, 05/08/48	5,013,000	4,717,233
Argentine Republic Government International Bonds
0.125%, 07/09/30 (a)	10,840,888	4,390,560
0.125%, 07/09/35 (a)	18,436,703	6,729,397
0.125%, 01/09/38 (a)	3,956,074	1,617,045
1.000%, 07/09/29	1,532,610	662,854
Australia Government Bonds
0.250%, 11/21/24 (AUD)	11,500,000	8,888,854
1.000%, 12/21/30 (AUD)	4,725,000	3,651,358
2.750%, 06/21/35 (AUD)	5,614,000	5,140,965
3.000%, 03/21/47 (AUD)	9,990,000	9,485,568
3.750%, 04/21/37 (AUD)	4,775,000	4,907,743
Bahrain Government International Bonds
5.625%, 09/30/31	215,000	227,310
5.625%, 09/30/31 (144A)	2,374,000	2,509,925
6.000%, 09/19/44	3,946,000	4,079,933
7.000%, 10/12/28	1,187,000	1,373,130
7.375%, 05/14/30 (144A)	712,000	845,141
Bermuda Government International Bond 3.375%, 08/20/50 (144A)	1,778,000	1,915,795
Brazilian Government International Bond 2.875%, 06/06/25	2,694,000	2,805,154
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/50 (EUR)	4,945,000	6,338,231
4.250%, 07/04/39 (EUR)	1,115,000	2,571,352
4.750%, 07/04/34 (EUR)	1,775,000	3,762,875
Canada Housing Trust
1.800%, 12/15/24 (144A) (CAD)	7,965,000	6,577,805
1.950%, 12/15/25 (144A) (CAD)	1,370,000	1,144,605
Canadian Government Bonds
1.250%, 03/01/25 (CAD)	10,405,000	8,478,085
1.250%, 06/01/30 (CAD)	12,125,000	10,026,915
2.000%, 12/01/51 (CAD)	2,503,000	2,371,685
2.250%, 06/01/29 (CAD)	13,185,000	11,772,551
Chile Government International Bond 1.625%, 01/30/25 (EUR)	709,000	923,316
Colombia Government International Bonds
3.125%, 04/15/31	1,628,000	1,727,715
3.875%, 04/25/27	3,711,000	4,130,343
5.000%, 06/15/45	1,296,000	1,581,120
Colombian TES 5.750%, 11/03/27 (COP)	20,410,500,000	6,329,499
Costa Rica Government International Bond 7.000%, 04/04/44	872,000	800,060
Czech Republic Government Bond
1.250%, 02/14/25 (CZK)	59,900,000	2,843,926
Dominican Republic International Bonds
5.875%, 04/18/24	3,215,000	3,516,406
5.875%, 01/30/60	150,000	165,000

Sovereign—(Continued)
Dominican Republic International Bonds
5.875%, 01/30/60 (144A)	1,819,000	$2,000,900
5.950%, 01/25/27	2,751,000	3,228,986
6.400%, 06/05/49	255,000	298,988
6.500%, 02/15/48	3,974,000	4,689,320
6.850%, 01/27/45	829,000	1,010,344
Ecuador Government International Bonds
Zero Coupon, 07/31/30 (144A)	711,514	337,080
0.500%, 07/31/30 (144A) (a)	2,629,428	1,682,834
0.500%, 07/31/35 (144A) (a)	4,337,778	2,347,866
0.500%, 07/31/40 (144A) (a)	2,394,604	1,215,285
Egypt Government International Bonds
5.625%, 04/16/30 (EUR)	1,145,000	1,459,986
7.500%, 01/31/27	1,320,000	1,524,114
8.500%, 01/31/47	4,152,000	4,691,760
8.500%, 01/31/47 (144A)	402,000	454,260
8.875%, 05/29/50 (144A) (b)	670,000	785,093
El Salvador Government International Bonds
5.875%, 01/30/25	560,000	529,200
7.125%, 01/20/50	3,569,000	3,185,332
7.125%, 01/20/50 (144A)	552,000	492,660
7.650%, 06/15/35	364,000	344,890
7.750%, 01/24/23	3,015,000	2,977,312
Finance Department Government of Sharjah 4.000%, 07/28/50 (144A)	499,000	507,084
Finland Government Bond 0.500%, 09/15/27 (144A) (EUR)	1,949,000	2,563,290
French Republic Government Bonds OAT
1.000%, 05/25/27 (EUR)	8,195,000	11,042,339
1.250%, 05/25/34 (EUR)	1,681,900	2,446,975
1.500%, 05/25/50 (144A) (EUR)	2,215,000	3,604,321
Gabon Government International Bond 6.950%, 06/16/25	3,395,000	3,632,650
Ghana Government International Bonds
7.625%, 05/16/29	490,000	520,088
7.875%, 03/26/27	2,105,000	2,313,761
7.875%, 02/11/35 (144A)	1,374,000	1,411,785
8.125%, 03/26/32	650,000	686,642
8.627%, 06/16/49	1,295,000	1,325,899
8.750%, 03/11/61 (144A)	233,000	239,589
8.950%, 03/26/51	1,985,000	2,068,569
Guatemala Government Bonds
4.500%, 05/03/26	3,270,000	3,629,700
5.375%, 04/24/32 (144A) (b)	200,000	243,750
6.125%, 06/01/50 (144A)	355,000	468,600
6.125%, 06/01/50	1,657,000	2,187,240
Honduras Government International Bonds
5.625%, 06/24/30 (144A)	586,000	669,505
7.500%, 03/15/24	3,575,000	3,986,161
Indonesia Government International Bonds
2.850%, 02/14/30 (b)	1,163,000	1,254,749
4.125%, 01/15/25	5,170,000	5,779,750
Indonesia Treasury Bond 7.250%, 02/15/26 (IDR)	44,551,000,000	3,424,614

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Israel Government International Bonds
3.875%, 07/03/50	977,000	$1,172,591
4.500%, 04/03/20	1,021,000	1,350,150
Italy Buoni Poliennali Del Tesoro
1.800%, 03/01/41 (144A) (EUR)	11,443,000	15,456,343
3.350%, 03/01/35 (144A) (EUR)	1,529,000	2,487,486
Ivory Coast Government International Bonds
5.375%, 07/23/24	3,183,000	3,358,574
5.875%, 10/17/31 (144A) (EUR)	1,350,000	1,820,932
5.875%, 10/17/31 (EUR)	410,000	553,024
6.125%, 06/15/33	1,436,000	1,616,109
6.375%, 03/03/28	1,120,000	1,279,443
6.625%, 03/22/48 (EUR)	611,000	825,332
Jamaica Government International Bonds
7.625%, 07/09/25	3,530,000	4,147,750
7.875%, 07/28/45	2,278,000	3,263,235
Japan Government Ten Year Bonds
0.100%, 03/20/30 (JPY)	1,157,950,000	11,321,567
0.100%, 06/20/30 (JPY)	1,523,950,000	14,884,101
0.800%, 06/20/22 (JPY)	879,600,000	8,631,759
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	893,350,000	8,126,453
0.500%, 03/20/49 (JPY)	50,150,000	471,683
0.600%, 09/20/50 (JPY)	474,850,000	4,543,669
Japan Government Twenty Year Bond 0.500%, 09/20/36 (JPY)	3,975,800,000	39,880,830
Japan Government Two Year Bonds
0.100%, 09/01/22 (JPY)	1,180,550,000	11,478,506
0.100%, 12/01/22 (JPY)	1,175,050,000	11,429,240
Kazakhstan Government International Bond 5.125%, 07/21/25	2,039,000	2,409,352
Kenya Government International Bond 6.875%, 06/24/24	3,800,000	4,159,746
Kingdom of Belgium Government Bond 1.450%, 06/22/37 (144A) (EUR)	2,803,000	4,251,031
Korea Treasury Bonds
1.375%, 12/10/29 (KRW)	7,723,210,000	6,901,345
1.500%, 03/10/25 (KRW)	10,438,290,000	9,694,445
Lebanon Government International Bonds
6.000%, 01/27/23 (c)	6,653,000	889,639
6.200%, 02/26/25 (c)	461,000	62,194
6.650%, 11/03/28 (c)	2,006,000	268,684
Malaysia Government Bond 4.498%, 04/15/30 (MYR)	8,253,000	2,356,297
Mexican Bonos 8.000%, 11/07/47 (MXN)	23,110,000	1,370,574
Mexico Government International Bonds
4.750%, 04/27/32	1,230,000	1,480,305
5.000%, 04/27/51 (b)	1,334,000	1,660,830
Mongolia Government International Bond 5.625%, 05/01/23	1,921,000	2,017,050
Nigeria Government International Bonds
6.500%, 11/28/27	1,546,000	1,663,929
7.625%, 11/28/47	2,451,000	2,577,359
7.875%, 02/16/32	1,673,000	1,837,372

Sovereign—(Continued)
Oman Government International Bonds
5.625%, 01/17/28	340,000	346,471
6.500%, 03/08/47	1,170,000	1,147,480
6.750%, 01/17/48	3,965,000	3,922,495
Pakistan Government International Bond 6.875%, 12/05/27	1,144,000	1,192,620
Panama Government International Bonds
2.252%, 09/29/32 (b)	1,231,000	1,267,930
3.160%, 01/23/30	2,580,000	2,857,350
4.500%, 05/15/47	461,000	592,385
4.500%, 04/16/50	1,912,000	2,452,140
8.875%, 09/30/27	3,275,000	4,724,187
Paraguay Government International Bonds
4.950%, 04/28/31 (144A)	1,260,000	1,523,025
5.400%, 03/30/50 (144A)	359,000	454,135
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27	570,000	653,032
Peruvian Government International Bonds
2.392%, 01/23/26 (b)	1,362,000	1,452,587
2.780%, 12/01/60 (b)	1,535,000	1,548,815
2.783%, 01/23/31	3,457,000	3,790,635
3.230%, 07/28/21	810,000	807,975
Philippine Government International Bond 3.700%, 02/02/42	1,626,000	1,882,723
Qatar Government International Bonds
4.400%, 04/16/50 (144A)	4,678,000	6,094,264
4.500%, 04/23/28	3,018,000	3,655,552
4.817%, 03/14/49	980,000	1,337,092
5.103%, 04/23/48	2,151,000	3,023,768
Republic of Austria Government Bonds
0.500%, 04/20/27 (144A) (EUR)	3,515,000	4,603,516
0.750%, 02/20/28 (144A) (EUR)	3,865,000	5,173,060
Republic of Azerbaijan International Bond 4.750%, 03/18/24	1,847,000	2,020,588
Republic of South Africa Government International Bonds
4.300%, 10/12/28	860,000	895,518
5.000%, 10/12/46	316,000	296,421
5.650%, 09/27/47	3,454,000	3,443,224
5.750%, 09/30/49	4,869,000	4,877,569
8.000%, 01/31/30 (ZAR)	37,223,858	2,415,728
Russian Foreign Bond - Eurobonds
4.750%, 05/27/26	4,000,000	4,618,720
5.250%, 06/23/47	5,600,000	7,749,000
5.625%, 04/04/42	200,000	278,026
5.875%, 09/16/43	400,000	577,040
Saudi Government International Bonds
3.250%, 10/22/30 (144A)	1,469,000	1,620,043
5.250%, 01/16/50	2,472,000	3,366,839
Senegal Government International Bonds
6.250%, 07/30/24	1,202,000	1,321,123
6.750%, 03/13/48	2,204,000	2,425,211
Serbia International Bond 2.125%, 12/01/30 (144A)	385,000	380,496
Spain Government Bonds
1.200%, 10/31/40 (144A) (EUR)	2,920,000	3,949,650
2.350%, 07/30/33 (144A) (EUR)	4,445,000	6,848,950
4.200%, 01/31/37 (144A) (EUR)	905,000	1,758,452

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Sri Lanka Government International Bonds
6.850%, 11/03/25	1,370,000	$812,479
7.850%, 03/14/29	756,000	431,487
Thailand Government Bond 2.875%, 12/17/28 (THB)	92,220,000	3,502,747
Turkey Government International Bond 4.875%, 04/16/43	5,286,000	4,619,964
Ukraine Government International Bonds
Zero Coupon, 05/31/40 (d)	2,130,000	2,191,238
6.750%, 06/20/26 (144A) (EUR)	442,000	594,128
7.253%, 03/15/33	1,140,000	1,242,532
7.253%, 03/15/33 (144A)	407,000	443,606
7.375%, 09/25/32	2,830,000	3,109,462
7.750%, 09/01/24	5,093,000	5,659,749
7.750%, 09/01/26	1,945,000	2,192,987
9.750%, 11/01/28	320,000	393,696
United Kingdom Gilt
0.625%, 10/22/50 (GBP)	6,205,000	8,216,605
1.500%, 07/22/47 (GBP)	2,759,000	4,463,911
1.750%, 09/07/37 (GBP)	4,413,590	7,160,486
4.500%, 12/07/42 (GBP)	1,630,000	3,964,756
Uruguay Government International Bonds
4.375%, 01/23/31	676,097	829,064
4.975%, 04/20/55	1,232,005	1,709,407
5.100%, 06/18/50	755,000	1,057,000
Zambia Government International Bond 8.970%, 07/30/27	1,720,000	902,632

		581,515,727

Total Foreign Government (Cost $546,860,462)		581,515,727

Corporate Bonds & Notes—30.4%

Aerospace/Defense—0.5%
Embraer Netherlands Finance B.V.
5.400%, 02/01/27	1,289,000	1,369,575
6.950%, 01/17/28 (144A)	802,000	906,260
6.950%, 01/17/28	396,000	447,480
Rolls-Royce plc 0.875%, 05/09/24 (EUR)	1,145,000	1,314,862
TransDigm, Inc. 6.250%, 03/15/26 (144A)	570,000	607,050

		4,645,227

Agriculture—0.3%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	1,053,000	1,530,962
BAT International Finance plc 6.000%, 11/24/34 (GBP)	305,000	578,372
BAT Netherlands Finance B.V. 3.125%, 04/07/28 (EUR)	425,000	604,992

		2,714,326

Apparel—0.1%
Ralph Lauren Corp. 2.950%, 06/15/30	815,000	885,430

Auto Manufacturers—0.9%
BMW Finance NV 1.000%, 08/29/25 (EUR)	1,275,000	1,638,179
Daimler AG 2.625%, 04/07/25 (EUR)	1,230,000	1,664,084
Dongfeng Motor Hong Kong International Co., Ltd. 1.150%, 10/23/21 (EUR)	337,000	413,969
Ford Motor Credit Co. LLC 3.021%, 03/06/24 (EUR)	1,290,000	1,629,116
Harley-Davidson Financial Services, Inc.
0.900%, 11/19/24 (EUR)	1,070,000	1,325,074
3.350%, 06/08/25 (144A)	475,000	514,415
3.875%, 05/19/23 (EUR)	100,000	132,292
Nissan Motor Co., Ltd. 4.345%, 09/17/27 (144A)	1,139,000	1,257,556
Volkswagen Leasing GmbH 1.125%, 04/04/24 (EUR)	780,000	981,866

		9,556,551

Auto Parts & Equipment—0.1%
Clarios Global L.P. / Clarios U.S. Finance Co. 8.500%, 05/15/27 (144A)	450,000	488,884
Tenneco, Inc. 5.000%, 07/15/24 (EUR)	755,000	931,569

		1,420,453

Banks—6.8%
Australia & New Zealand Banking Group, Ltd. 1.125%, 5Y EUR Swap + 1.400%, 11/21/29 (EUR) (d)	1,190,000	1,480,513
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (d)	2,400,000	3,063,165
Banco de Credito del Peru 3.125%, 5Y H15 + 3.000%, 07/01/30 (144A) (b) (d)	522,000	534,403
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	852,000	852,000
Bangkok Bank PCL 3.733%, 5Y H15 + 1.900%, 09/25/34 (144A) (d)	955,000	993,815
Bankia S.A. 1.125%, 11/12/26 (EUR)	800,000	1,018,424
Barclays plc 7.875%, 5Y USD Swap + 6.772%, 03/15/22 (d)	379,000	397,002
BNP Paribas S.A. 3.375%, 01/23/26 (GBP)	1,110,000	1,708,844
CaixaBank S.A.
0.625%, 10/01/24 (EUR)	1,300,000	1,615,207
5.875%, 5Y EUR Swap + 6.346%, 10/09/27 (EUR) (d)	200,000	269,068
Citigroup, Inc.
1.500%, 3M EURIBOR + 1.074%, 07/24/26 (EUR) (d)	1,290,000	1,673,652
4.700%, SOFR + 3.234%, 01/30/25 (b) (d)	818,000	840,569

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Commonwealth Bank of Australia 1.936%, 5Y EUR Swap + 1.450%, 10/03/29 (EUR) (d)	1,145,000	$1,462,518
Cooperatieve Rabobank UA
3.250%, 5Y EUR Swap + 3.702%, 12/29/26 (EUR) (d)	1,000,000	1,230,812
4.625%, 05/23/29 (GBP)	625,000	1,057,822
Credit Suisse AG 0.750%, 09/17/21 (EUR)	2,595,000	3,197,642
Credit Suisse Group AG
1.250%, 1Y EUR Swap + 0.750%, 07/17/25 (EUR) (d)	1,265,000	1,607,725
7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (d)	1,703,000	1,893,310
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 08/08/25 (GBP)	535,000	798,162
Danske Bank A/S
0.125%, 02/14/22 (EUR)	2,635,000	3,241,504
2.250%, 1Y UKG + 1.650%, 01/14/28 (GBP) (d)	1,185,000	1,695,511
Deutsche Bank AG
2.625%, 02/12/26 (EUR)	100,000	133,846
3.875%, 02/12/24 (GBP)	1,000,000	1,479,498
Dexia Credit Local S.A. 0.625%, 02/03/24 (EUR)	3,000,000	3,787,286
DNB Boligkreditt 2.750%, 03/21/22 (EUR)	2,445,000	3,105,050
Goldman Sachs Group, Inc. (The)
1.250%, 05/01/25 (EUR)	900,000	1,142,528
3.375%, 03/27/25 (EUR)	400,000	556,315
5.300%, 3M LIBOR + 3.834%, 11/10/26 (d)	58,000	63,349
HSBC Holdings plc
6.000%, 5Y EUR Swap + 5.338%, 09/29/23 (EUR) (d)	1,414,000	1,891,445
6.375%, 5Y USD ICE Swap + 4.368%, 03/30/25 (d)	891,000	973,774
ING Groep NV
3.000%, 02/18/26 (GBP)	1,100,000	1,669,285
6.500%, 5Y USD Swap + 4.446%, 04/16/25 (d)	201,000	220,658
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (d)	2,500,000	2,725,000
Intesa Sanpaolo S.p.A. 6.625%, 09/13/23 (EUR)	1,035,000	1,441,041
JPMorgan Chase & Co. 1.090%, 3M EURIBOR + 0.760%, 03/11/27 (EUR) (d)	975,000	1,251,796
Morgan Stanley
1.750%, 03/11/24 (EUR)	1,270,000	1,640,660
1.875%, 03/30/23 (EUR)	1,255,000	1,603,651
National Bank of Canada 0.500%, 01/26/22 (EUR)	2,570,000	3,172,642
Natwest Group plc 2.000%, 3M EURIBOR + 1.737%, 03/04/25 (EUR) (d)	1,270,000	1,638,035
Santander Holdings USA, Inc. 4.400%, 07/13/27	1,703,000	1,945,553
Standard Chartered plc 1.724%, 3M LIBOR + 1.510%, 01/30/27 (144A) (d)	1,000,000	920,000
Truist Financial Corp. 5.100%, 10Y H15 + 4.349%, 03/01/30 (d)	1,408,000	1,608,654
Turkiye Vakiflar Bankasi TAO 6.500%, 01/08/26 (144A)	1,218,000	1,247,595

Banks—(Continued)
UniCredit S.p.A. 1.200%, 3M EURIBOR + 1.350%, 01/20/26 (EUR) (d)	1,205,000	1,494,305
Wells Fargo & Co.
1.338%, 3M EURIBOR + 1.670%, 05/04/25 (EUR) (d)	975,000	1,239,932
2.000%, 07/28/25 (GBP)	400,000	577,050

		68,160,616

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 5.550%, 01/23/49	1,057,000	1,500,202
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	826,000	876,592

		2,376,794

Building Materials—0.3%
Cemex S.A.B. de C.V. 7.375%, 06/05/27 (144A)	267,000	303,846
Johnson Controls International plc 1.375%, 02/25/25 (EUR)	2,345,000	3,021,129

		3,324,975

Chemicals—0.5%
Alpek S.A.B. de C.V. 4.250%, 09/18/29 (144A)	224,000	245,616
Braskem Netherlands Finance B.V. 4.500%, 01/10/28	949,000	999,012
CNAC HK Finbridge Co., Ltd. 3.875%, 06/19/29	790,000	799,006
OCI NV
3.625%, 10/15/25 (144A) (EUR)	483,000	612,184
OCP S.A. 5.625%, 04/25/24	834,000	921,400
Solvay S.A. 2.500%, 5Y EUR Swap + 2.977%, 12/02/25 (EUR) (d)	500,000	626,096
SPCM S.A. 2.000%, 02/01/26 (144A) (EUR)	521,000	644,436

		4,847,750

Coal—0.1%
Indika Energy Capital IV Pte, Ltd. 8.250%, 10/22/25 (144A)	1,039,000	1,123,648

Commercial Services—0.5%
Autopistas del Sol S.A. 7.375%, 12/30/30	882,484	829,535
DP World Crescent, Ltd.
3.750%, 01/30/30	318,000	345,520
3.875%, 07/18/29	289,000	316,455
4.848%, 09/26/28	576,000	668,880
DP World plc
4.700%, 09/30/49	302,000	348,140
5.625%, 09/25/48	665,000	846,678

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	925,000	$1,152,367
TransJamaican Highway, Ltd. 5.750%, 10/10/36 (144A)	772,000	793,230

		5,300,805

Computers—0.5%
Apple, Inc. 2.513%, 08/19/24 (CAD)	2,770,000	2,312,620
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (144A)	2,500,000	3,061,683

		5,374,303

Distribution/Wholesale—0.1%
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A)	823,000	829,197

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 04/03/26	165,000	185,229
4.500%, 09/15/23	341,000	369,695
6.500%, 07/15/25	187,000	223,507
Air Lease Corp.
2.875%, 01/15/26	465,000	491,923
3.625%, 04/01/27	72,000	77,149
Aircastle, Ltd.
4.125%, 05/01/24	190,000	200,923
4.250%, 06/15/26	34,000	35,799
4.400%, 09/25/23	477,000	505,424
5.000%, 04/01/23 (b)	39,000	41,568
5.250%, 08/11/25 (144A)	437,000	481,196
Aviation Capital Group LLC
3.500%, 11/01/27 (144A)	214,000	214,293
3.875%, 05/01/23 (144A)	174,000	181,293
4.375%, 01/30/24 (144A)	459,000	484,282
5.500%, 12/15/24 (144A)	1,286,000	1,423,448
BOC Aviation, Ltd. 3.875%, 04/27/26	695,000	759,156
Capital One Financial Corp. 1.650%, 06/12/29 (EUR)	1,549,000	2,025,954
Discover Financial Services 6.125%, 5Y H15 + 5.783%, 06/23/25 (d)	829,000	934,698
GE Capital European Funding Unlimited Co. 4.625%, 02/22/27 (EUR)	300,000	457,501
GE Capital Funding LLC 4.400%, 05/15/30 (144A)	1,297,000	1,528,161
Intercorp Financial Services, Inc. 4.125%, 10/19/27	745,000	789,700
Intercorp Peru, Ltd.
3.875%, 08/15/29 (144A)	303,000	314,438
3.875%, 08/15/29	200,000	207,550
Lincoln Financing Sarl
3.625%, 04/01/24 (EUR)	569,000	701,723
3.625%, 04/01/24 (144A) (EUR)	206,000	254,051

		12,888,661

Electric—3.7%
Abu Dhabi National Energy Co. PJSC 4.000%, 10/03/49 (144A)	1,200,000	1,439,256
AES Gener S.A. 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (d)	457,000	501,558
AES Panama Generation Holdings SRL 4.375%, 05/31/30 (144A)	817,000	883,912
Cemig Geracao e Transmissao S.A. 9.250%, 12/05/24	837,000	966,743
Colbun S.A.
3.950%, 10/11/27	200,000	225,002
4.500%, 07/10/24	722,000	796,904
Empresa de Transmision Electrica S.A. 5.125%, 05/02/49	454,000	564,735
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	897,000	964,096
Enel Americas S.A. 4.000%, 10/25/26 (b)	1,719,000	1,929,595
Enel Chile S.A. 4.875%, 06/12/28	1,025,000	1,206,938
Enel Finance International NV 5.750%, 09/14/40 (GBP)	740,000	1,650,157
Enel Generacion Chile S.A. 4.250%, 04/15/24 (b)	749,000	814,388
Enel S.p.A. 3.500%, 5Y EUR Swap + 3.564%, 05/24/80 (EUR) (d)	1,100,000	1,466,438
Engie Energia Chile S.A. 3.400%, 01/28/30 (144A) (b)	1,576,000	1,707,990
Eskom Holdings SOC, Ltd.
5.750%, 01/26/21	2,064,000	2,055,744
6.350%, 08/10/28	2,631,000	2,900,941
7.125%, 02/11/25	2,061,000	2,104,281
7.125%, 02/11/25 (144A)	286,000	292,006
Infraestructura Energetica Nova S.A.B. de C.V.
4.750%, 01/15/51	203,000	222,285
4.875%, 01/14/48	1,095,000	1,219,556
Light Servicos de Eletricidade S.A./Light Energia S.A. 7.250%, 05/03/23	897,000	939,617
Naturgy Finance BV 4.125%, 8Y EUR Swap + 3.353%, 11/18/22 (EUR) (d)	900,000	1,158,582
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.375%, 02/05/30	1,365,000	1,446,900
3.875%, 07/17/29 (144A)	988,000	1,084,330
4.875%, 07/17/49 (144A)	849,000	964,914
5.450%, 05/21/28	1,537,000	1,838,636
6.150%, 05/21/48	1,683,000	2,196,315
SSE plc 0.875%, 09/06/25 (EUR)	1,005,000	1,276,802
Trinidad Generation UnLtd 5.250%, 11/04/27	962,000	1,020,682
Vattenfall AB 3.000%, 5Y EUR Swap + 2.511%, 03/19/77 (EUR) (d)	1,115,000	1,466,003

		37,305,306

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Energy-Alternate Sources—0.1%
Empresa Electrica Cochrane S.p.A.
5.500%, 05/14/27	1,046,345	$1,103,894
5.500%, 05/14/27 (144A)	220,283	232,399

		1,336,293

Engineering & Construction—0.5%
Aeropuerto Internacional de Tocumen S.A. 6.000%, 11/18/48	1,882,946	2,247,767
Bioceanico Sovereign Certificate, Ltd. Zero Coupon, 06/05/34 (144A)	930,936	712,631
Heathrow Funding, Ltd. 6.750%, 12/03/28 (GBP)	601,000	1,057,313
Rutas 2 and 7 Finance, Ltd. Zero Coupon, 09/30/36 (144A) (b)	650,000	484,250
SPIE S.A. 3.125%, 03/22/24 (EUR)	600,000	772,388

		5,274,349

Food—0.3%
BRF GmbH 4.350%, 09/29/26	421,000	443,633
BRF S.A.
4.875%, 01/24/30	422,000	457,874
5.750%, 09/21/50 (144A)	523,000	581,837
Wm Morrison Supermarkets plc 3.500%, 07/27/26 (GBP)	795,000	1,240,421

		2,723,765

Forest Products & Paper—0.6%
Celulosa Arauco y Constitucion S.A.
4.200%, 01/29/30 (144A)	609,000	688,170
5.500%, 04/30/49 (144A) (b)	311,000	375,533
Inversiones CMPC S.A.
3.850%, 01/13/30 (144A)	2,121,000	2,375,520
4.375%, 05/15/23	301,000	320,059
4.375%, 04/04/27	662,000	752,204
Suzano Austria GmbH 3.750%, 01/15/31	464,000	492,304
WEPA Hygieneprodukte GmbH
2.875%, 12/15/27 (144A) (EUR)	197,000	243,364
2.875%, 12/15/27 (EUR)	570,000	704,149

		5,951,303

Gas—0.1%
Centrica plc 7.000%, 09/19/33 (GBP)	435,000	977,149
Grupo Energia Bogota S.A. ESP 4.875%, 05/15/30 (144A) (b)	501,000	589,301

		1,566,450

Healthcare-Products—0.3%
Avantor Funding, Inc. 2.625%, 11/01/25 (144A) (EUR)	524,000	654,548

Healthcare-Products—(Continued)
Baxter International, Inc. 1.300%, 05/30/25 (EUR)	345,000	445,156
DH Europe Finance II Sarl 0.450%, 03/18/28 (EUR)	747,000	929,127
Medtronic Global Holdings SCA 0.375%, 03/07/23 (EUR)	687,000	849,445

		2,878,276

Healthcare-Services—0.2%
Centene Corp.
4.250%, 12/15/27	186,000	197,160
4.625%, 12/15/29	243,000	269,781
IQVIA, Inc. 2.875%, 06/15/28 (144A) (EUR)	918,000	1,157,530
Tenet Healthcare Corp. 4.625%, 07/15/24	700,000	717,514

		2,341,985

Household Products/Wares—0.0%
Kimberly-Clark de Mexico S.A.B. de C.V. 2.431%, 07/01/31 (144A)	306,000	315,969

Insurance—1.0%
Aon plc 2.875%, 05/14/26 (EUR)	1,140,000	1,590,300
ASR Nederland NV 3.375%, 5Y EUR Swap + 4.000%, 05/02/49 (EUR) (d)	374,000	510,583
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (d)	866,000	1,301,542
Chubb INA Holdings, Inc.
0.300%, 12/15/24 (EUR)	704,000	872,521
0.875%, 06/15/27 (EUR)	452,000	579,803
CNP Assurances 4.500%, 3M EURIBOR + 4.600%, 06/10/47 (EUR) (d)	1,100,000	1,613,384
Credit Agricole Assurances S.A. 4.250%, 5Y EUR Swap + 4.500%, 01/13/25 (EUR) (d)	400,000	546,322
Nationwide Mutual Insurance Co. 9.375%, 08/15/39 (144A)	567,000	986,113
Principal Financial Group, Inc.
3.265%, 3M LIBOR + 3.044%, 05/15/55 (d)	300,000	288,000
Prudential Financial, Inc.
5.200%, 3M LIBOR + 3.040%, 03/15/44 (d)	642,000	681,872
5.375%, 3M LIBOR + 3.031%, 05/15/45 (d)	226,000	245,780
Voya Financial, Inc. 5.650%, 3M LIBOR + 3.580%, 05/15/53 (b) (d)	589,000	624,340

		9,840,560

Internet—0.4%
Baidu, Inc. 3.075%, 04/07/25	284,000	303,204
Prosus NV 3.680%, 01/21/30 (144A)	3,453,000	3,755,497

		4,058,701

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Investment Companies—0.2%
MDC-GMTN B.V. 4.500%, 11/07/28	1,356,000	$1,627,200

Iron/Steel—0.1%
CSN Resources S.A. 7.625%, 02/13/23	1,062,000	1,101,836

Leisure Time—0.1%
Carnival plc 1.000%, 10/28/29 (EUR)	798,000	697,037

Lodging—0.1%
Las Vegas Sands Corp. 3.200%, 08/08/24	560,000	593,042

Machinery-Diversified—0.4%
Colfax Corp. 3.250%, 05/15/25 (EUR)	770,000	953,464
Dover Corp. 0.750%, 11/04/27 (EUR)	1,516,000	1,914,983
Vertical Midco Gmbh 4.375%, 07/15/27 (144A) (EUR)	1,000,000	1,285,481

		4,153,928

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.800%, 03/01/50	107,000	127,671
5.125%, 07/01/49	598,000	728,725
Comcast Corp. 0.750%, 02/20/32 (EUR)	1,176,000	1,493,475
Globo Comunicacao e Participacoes S.A. 4.875%, 01/22/30 (144A)	421,000	449,422

		2,799,293

Mining—1.1%
Corp. Nacional del Cobre de Chile
3.000%, 09/30/29 (144A)	1,605,000	1,734,179
3.150%, 01/14/30	369,000	402,066
3.750%, 01/15/31 (144A)	403,000	455,205
3.750%, 01/15/31	650,000	734,201
Glencore Finance Europe, Ltd.
3.125%, 03/26/26 (GBP)	1,230,000	1,816,178
Gold Fields Orogen Holdings BVI, Ltd. 5.125%, 05/15/24 (144A)	407,000	450,244
Indonesia Asahan Aluminium Persero PT
5.450%, 05/15/30 (144A)	335,000	402,887
5.800%, 05/15/50 (144A) (b)	534,000	661,804
Industrias Penoles S.A.B. de C.V.
4.750%, 08/06/50 (144A)	269,000	311,959
5.650%, 09/12/49	410,000	532,487
Southern Copper Corp.
5.250%, 11/08/42	583,000	780,463
5.875%, 04/23/45	541,000	780,989

Mining—(Continued)
Vedanta Resources Finance II plc 13.875%, 01/21/24 (144A)	1,700,000	1,796,050

		10,858,712

Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	1,000,000	927,500
General Electric Co. 1.875%, 05/28/27 (EUR)	111,000	146,060

		1,073,560

Multi-National—0.1%
European Investment Bank 4.750%, 08/07/24 (AUD)	1,407,000	1,254,335

Oil & Gas—4.2%
Apache Corp. 4.375%, 10/15/28	1,000,000	1,040,980
BP Capital Markets plc
1.573%, 02/16/27 (EUR)	295,000	391,477
3.250%, 5Y EUR Swap + 3.880%, 03/22/26 (EUR) (d)	920,000	1,196,973
Ecopetrol S.A. 7.375%, 09/18/43	943,000	1,292,448
Geopark, Ltd. 5.500%, 01/17/27 (144A)	726,000	726,007
Gran Tierra Energy International Holdings, Ltd. 6.250%, 02/15/25	2,245,000	1,526,622
Gran Tierra Energy, Inc.
7.750%, 05/23/27 (144A)	355,000	242,291
7.750%, 05/23/27	209,000	142,645
Husky Energy, Inc. 4.400%, 04/15/29 (b)	1,425,000	1,584,789
KazMunayGas National Co. JSC 5.750%, 04/19/47	2,334,000	3,127,677
Leviathan Bond, Ltd.
6.125%, 06/30/25 (144A)	324,995	356,682
6.750%, 06/30/30 (144A)	531,793	603,585
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26 (144A) (b)	622,000	665,589
NAK Naftogaz Ukraine via Kondor Finance plc 7.625%, 11/08/26 (144A)	505,000	521,412
Oil and Gas Holding Co. BSCC (The)
7.500%, 10/25/27	1,830,000	2,086,273
7.625%, 11/07/24	1,079,000	1,208,480
Pertamina Persero PT
4.150%, 02/25/60 (144A)	700,000	741,661
5.625%, 05/20/43	607,000	746,653
6.000%, 05/03/42	1,299,000	1,659,556
6.450%, 05/30/44	684,000	926,877
6.500%, 05/27/41	744,000	1,002,585
Petroleos Mexicanos
5.950%, 01/28/31 (b)	1,336,000	1,332,660
6.500%, 03/13/27 (b)	2,524,000	2,658,252

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petroleos Mexicanos
6.750%, 09/21/47	2,372,000	$2,223,750
6.840%, 01/23/30	1,680,000	1,758,590
6.950%, 01/28/60	3,281,000	3,081,187
7.690%, 01/23/50	3,733,000	3,763,797
Petronas Capital, Ltd.
4.550%, 04/21/50 (144A)	595,000	794,152
4.800%, 04/21/60 (144A)	573,000	827,458
PTTEP Treasury Center Co., Ltd. 3.903%, 12/06/59 (144A) (b)	1,505,000	1,661,114
Saudi Arabian Oil Co.
1.625%, 11/24/25 (144A) (b)	388,000	397,505
2.250%, 11/24/30 (144A)	468,000	476,311
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	899,630
Tengizchevroil Finance Co. International, Ltd. 3.250%, 08/15/30 (144A)	552,000	583,897
UGI International LLC 3.250%, 11/01/25 (EUR)	510,000	640,051

		42,889,616

Packaging & Containers—0.1%
SIG Combibloc PurchaseCo., S.a.r.l. 1.875%, 06/18/23 (144A) (EUR)	420,000	529,476
Silgan Holdings, Inc. 2.250%, 06/01/28 (EUR)	174,000	215,743

		745,219

Pharmaceuticals—0.2%
AbbVie, Inc. 2.625%, 11/15/28 (EUR)	441,000	636,890
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (144A) (EUR)	153,000	187,380
Grifols S.A. 1.625%, 02/15/25 (144A) (EUR)	817,000	998,088
Takeda Pharmaceutical Co., Ltd. 0.750%, 07/09/27 (EUR)	283,000	358,942

		2,181,300

Pipelines—1.3%
Boardwalk Pipelines L.P. 4.800%, 05/03/29	1,095,000	1,254,181
Energy Transfer Operating L.P.
3.750%, 05/15/30	976,000	1,052,222
5.500%, 06/01/27	3,524,000	4,151,422
GNL Quintero S.A. 4.634%, 07/31/29	1,794,000	1,998,516
Oleoducto Central S.A. 4.000%, 07/14/27 (144A)	260,000	282,233
Peru LNG Srl 5.375%, 03/22/30	1,379,000	1,230,068
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29	81,000	84,725
4.500%, 12/15/26	143,000	160,121

Pipelines—(Continued)
Southern Gas Corridor CJSC 6.875%, 03/24/26	1,139,000	1,376,254
Transportadora de Gas Internacional S.A. ESP 5.550%, 11/01/28	854,000	1,007,728
Western Midstream Operating L.P. 5.050%, 02/01/30	860,000	956,750

		13,554,220

Real Estate Investment Trusts—0.7%
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	354,000	437,749
Digital Euro Finco LLC 2.500%, 01/16/26 (EUR)	1,420,000	1,931,151
Host Hotels & Resorts L.P. 3.500%, 09/15/30	1,130,000	1,189,866
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.625%, 06/15/25 (144A)	403,000	431,613
Trust Fibra Uno
4.869%, 01/15/30 (144A)	276,000	314,229
4.869%, 01/15/30	443,000	504,360
6.390%, 01/15/50	270,000	316,305
WPC Eurobond B.V. 2.125%, 04/15/27 (EUR)	1,300,000	1,728,727

		6,854,000

Retail—0.0%
Dufry One B.V. 2.500%, 10/15/24 (EUR)	403,000	471,352

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	2,516,000	2,827,051
Broadcom, Inc. 4.110%, 09/15/28	10,000	11,440

		2,838,491

Software—0.1%
Fidelity National Information Services, Inc.
0.625%, 12/03/25 (EUR)	141,000	177,108
1.000%, 12/03/28 (EUR)	149,000	190,918
Fiserv, Inc.
1.125%, 07/01/27 (EUR)	786,000	1,016,486

		1,384,512

Sovereign—0.1%
CBB International Sukuk Programme Co. SPC 4.500%, 03/30/27 (144A)	1,049,000	1,106,024

Telecommunications—0.7%
Altice France S.A. 7.375%, 05/01/26 (144A)	1,000,000	1,052,500

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc.
1.600%, 05/19/28 (EUR)	685,000	$912,462
2.875%, EURIBOR ICE Swap + 3.140%, 03/02/25 (EUR) (d)	400,000	490,859
3.500%, 09/15/53 (144A)	835,000	831,817
CK Hutchison Group Telecom Finance S.A.
0.750%, 04/17/26 (EUR)	1,035,000	1,302,087
Deutsche Telekom International Finance B.V. 8.875%, 11/27/28 (GBP)	530,000	1,161,122
Telefonica Europe B.V. 3.750%, 5Y EUR Swap + 3.858%, 03/15/22 (EUR) (d)	700,000	876,021

		6,626,868

Transportation—0.6%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 05/07/30 (144A)	400,000	449,000
4.700%, 05/07/50 (144A)	986,000	1,240,762
5.000%, 01/25/47	200,000	255,000
Lima Metro Line 2 Finance, Ltd.
4.350%, 04/05/36 (144A)	296,000	328,279
5.875%, 07/05/34	1,659,597	2,001,889
MV24 Capital B.V. 6.748%, 06/01/34 (144A)	366,226	401,479
Rumo Luxembourg Sarl 7.375%, 02/09/24	895,000	928,571

		5,604,980

Water—0.2%
Severn Trent Utilities Finance plc 3.625%, 01/16/26 (GBP)	1,010,000	1,587,570

Total Corporate Bonds & Notes (Cost $277,526,300)		307,044,788

U.S. Treasury & Government Agencies—5.7%

Agency Sponsored Mortgage-Backed—2.6%
Connecticut Avenue Securities Trust (CMO)
2.148%, 1M LIBOR + 2.000%, 07/25/39 (144A) (d)	277,234	276,988
2.248%, 1M LIBOR + 2.100%, 09/25/39 (144A) (d)	498,888	497,967
2.248%, 1M LIBOR + 2.100%, 10/25/39 (144A) (d)	381,093	379,837
2.298%, 1M LIBOR + 2.150%, 09/25/31 (144A) (d)	2,909,378	2,905,845
2.448%, 1M LIBOR + 2.300%, 08/25/31 (144A) (d)	2,683,898	2,680,483
2.548%, 1M LIBOR + 2.400%, 04/25/31 (144A) (d)	2,605,184	2,603,153
Fannie Mae Connecticut Avenue Securities (CMO)
2.248%, 1M LIBOR + 2.100%, 03/25/31 (d)	2,070,339	2,044,368
2.398%, 1M LIBOR + 2.250%, 07/25/30 (d)	2,186,936	2,175,962
2.548%, 1M LIBOR + 2.400%, 05/25/30 (d)	2,112,014	2,099,581
3.798%, 1M LIBOR + 3.650%, 09/25/29 (d)	614,181	615,555
Freddie Mac STACR Trust (CMO)
1.848%, 1M LIBOR + 1.700%, 01/25/50 (144A) (d)	306,654	304,347
2.098%, 1M LIBOR + 1.950%, 10/25/49 (144A) (d)	340,115	339,576
2.198%, 1M LIBOR + 2.050%, 07/25/49 (144A) (d)	107,824	107,222

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac STACR Trust (CMO)
2.448%, 1M LIBOR + 2.300%, 10/25/48 (144A) (d)	2,000,000	1,979,768
2.498%, 1M LIBOR + 2.350%, 02/25/49 (144A) (d)	304,770	303,994
2.798%, 1M LIBOR + 2.650%, 01/25/49 (144A) (d)	4,433,470	4,422,217
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.798%, 1M LIBOR + 2.650%, 12/25/29 (d)	556,795	547,575
5.298%, 1M LIBOR + 5.150%, 11/25/28 (d)	1,641,776	1,701,746

		25,986,184

U.S. Treasury—3.1%
U.S. Treasury Bonds
1.125%, 05/15/40	5,875,000	5,568,399
1.125%, 08/15/40	6,075,000	5,741,824
4.500%, 08/15/39 (e)	2,915,000	4,454,257
U.S. Treasury Notes 0.625%, 08/15/30 (e)	16,670,000	16,242,831

		32,007,311

Total U.S. Treasury & Government Agencies (Cost $58,542,978)		57,993,495

Mortgage-Backed Securities—2.7%

Collateralized Mortgage Obligations—2.2%
Bellemeade Re, Ltd.
1.748%, 1M LIBOR + 1.600%, 08/25/28 (144A) (d)	1,255,034	1,256,970
1.748%, 1M LIBOR + 1.600%, 07/25/29 (144A) (d)	766,877	767,486
2.648%, 1M LIBOR + 2.500%, 10/25/29 (144A) (d)	228,716	228,716
2.750%, 1M LIBOR + 2.600%, 06/25/30 (144A) (d)	289,370	289,444
2.998%, 1M LIBOR + 2.850%, 10/25/29 (144A) (d)	486,000	488,441
3.048%, 1M LIBOR + 2.900%, 04/25/28 (144A) (d)	3,100,000	3,101,877
3.248%, 1M LIBOR + 3.100%, 04/25/29 (144A) (d)	750,000	750,682
3.498%, 1M LIBOR + 3.350%, 10/25/27 (144A) (d)	1,233,769	1,237,792
Home Re, Ltd.
3.398%, 1M LIBOR + 3.250%, 05/25/29 (144A) (d)	1,600,000	1,540,152
5.398%, 1M LIBOR + 5.250%, 10/25/30 (144A) (d)	1,300,000	1,337,499
Mortgage Insurance-Linked Notes
2.048%, 1M LIBOR + 1.900%, 11/26/29 (144A) (d)	331,594	330,803
3.048%, 1M LIBOR + 2.900%, 11/26/29 (144A) (d)	2,701,000	2,573,772
Oaktown Re III, Ltd. 2.698%, 1M LIBOR + 2.550%, 07/25/29 (144A) (d)	1,500,000	1,497,584
PMT Credit Risk Transfer Trust
2.495%, 1M LIBOR + 2.350%, 02/27/23 (144A) † (d)	2,236,318	2,204,830
2.845%, 1M LIBOR + 2.700%, 10/27/22 (144A) † (d)	75,198	74,367
2.895%, 1M LIBOR + 2.750%, 05/27/23 (144A) † (d)	627,451	603,459
Radnor RE, Ltd.
2.848%, 1M LIBOR + 2.700%, 03/25/28 (144A) (d)	1,600,000	1,603,252
3.348%, 1M LIBOR + 3.200%, 02/25/29 (144A) (d)	2,751,041	2,706,211

		22,593,337

Commercial Mortgage-Backed Securities—0.5%
BFLD Trust 1.999%, 1M LIBOR + 1.840%, 10/15/34 (144A) (d)	328,000	312,804

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Trust 4.320%, 12/10/45 (144A) (d)	1,285,000	$904,231
Great Wolf Trust
2.092%, 1M LIBOR + 1.933%, 12/15/36 (144A) (d)	2,682,000	2,493,750
JPMorgan Chase Commercial Mortgage Securities Trust 4.419%, 12/15/47 (144A) (d)	1,500,000	1,031,841

		4,742,626

Total Mortgage-Backed Securities (Cost $26,828,720)		27,335,963

Asset-Backed Securities—1.4%

Asset-Backed - Other—1.4%
Ares XXXIV CLO, Ltd. 2.218%, 3M LIBOR + 2.000%, 04/17/33 (144A) (d)	1,960,584	1,939,051
Black Diamond CLO, Ltd. 1.639%, 3M LIBOR + 1.430%, 07/23/32 (144A) (d)	2,121,980	2,122,570
Dryden 78 CLO, Ltd.
2.168%, 3M LIBOR + 1.950%, 04/17/33 (144A) (d)	3,000,000	3,001,923
3.218%, 3M LIBOR + 3.000%, 04/17/33 (144A) (d)	272,928	269,257
Marlette Funding Trust 3.690%, 03/15/28 (144A)	223,720	224,148
Octagon Investment Partners, Ltd. 3.315%, 3M LIBOR + 3.100%, 01/24/33 (144A) (d)	1,509,124	1,503,836
OZLM, Ltd. 1.787%, 3M LIBOR + 1.550%, 04/15/31 (144A) (d)	3,000,000	2,945,415
Sofi Consumer Loan Program LLC 4.550%, 09/25/28 (144A) (d)	512,392	519,130
Vibrant CLO XI, Ltd. 1.588%, 3M LIBOR + 1.370%, 07/20/32 (144A) (d)	1,300,000	1,300,068

Total Asset-Backed Securities (Cost $13,862,697)		13,825,398

Short-Term Investments—2.6%

Foreign Government—2.0%
Japan Treasury Bill
Zero Coupon, 03/01/21 (JPY)	1,170,800,000	11,340,797
Zero Coupon, 03/15/21 (JPY)	885,450,000	8,577,099

		19,917,896

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $5,722,545, collateralized by U.S. Treasury Note at 0.125%, maturing 08/31/22, with a market value of $5,837,058.	5,722,545	5,722,545

Total Short-Term Investments (Cost $25,434,225)		25,640,441

Securities Lending Reinvestments (f)—0.9%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.3%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,000,056; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,221,097.	2,000,000	2,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $1,180,071; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $1,203,664.	1,180,063	1,180,063
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $102,000.	100,000	100,000

		3,280,063

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (g)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	2,000,000	2,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $9,280,063)		9,280,063

Total Investments—101.3% (Cost $958,335,445)		1,022,635,875
Other assets and liabilities (net)—(1.3)%		(13,305,351)

Net Assets—100.0%		$1,009,330,524

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $2,882,656, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $9,123,018 and the collateral received consisted of cash in the amount of $9,280,063 and non-cash collateral with a value of $105,825. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2020, the market value of securities pledged was $4,419,751.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $221,536,733, which is 21.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
PMT Credit Risk Transfer Trust, 2.895%, 05/27/23	06/07/19	$627,451	$627,451	$603,459
PMT Credit Risk Transfer Trust, 2.845%, 10/27/22	10/11/19	75,198	75,198	74,367
PMT Credit Risk Transfer Trust, 2.495%, 02/27/23	02/11/20	2,236,318	2,236,318	2,204,830

				$2,882,656

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	1,539,398	HSBCU	02/18/21	USD	1,210,424	$(881)
EUR	1,688,768	CBNA	03/17/21	USD	2,069,926	(3,488)
EUR	46,826	SSBT	03/17/21	USD	57,640	(341)
EUR	416,442	SSBT	03/17/21	USD	508,300	1,274
GBP	1,540,506	DBAG	01/21/21	USD	2,076,407	30,532
GBP	2,243,323	SCB	01/21/21	USD	3,000,320	67,858
GBP	2,224,705	SSBT	01/21/21	USD	2,976,498	66,217
GBP	2,269,134	SSBT	01/21/21	USD	3,036,371	67,108
JPY	97,397,434	CBNA	02/26/21	USD	935,834	7,996
RUB	137,362,032	HSBCU	01/22/21	USD	1,781,493	73,981
ZAR	28,424,632	BNP	02/04/21	USD	1,918,427	7,808

Contracts to Deliver
AUD	2,397,074	ANZ	01/12/21	USD	1,742,448	(105,769)
AUD	39,189,332	MSC	01/12/21	USD	27,952,496	(2,263,654)
AUD	2,387,179	UBSA	01/12/21	USD	1,743,794	(96,793)
CAD	1,384,968	CBNA	02/18/21	USD	1,087,203	(1,001)
CAD	53,065,464	UBSA	02/18/21	USD	41,450,691	(244,169)
CAD	4,593,961	UBSA	02/18/21	USD	3,588,452	(21,138)
CNY	9,954,119	CBNA	02/10/21	USD	1,518,785	538
COP	6,438,374,884	CBNA	01/14/21	USD	1,770,122	(114,936)
COP	15,658,246,652	UBSA	01/14/21	USD	4,179,991	(404,504)
CZK	61,957,152	GSI	03/24/21	USD	2,888,835	2,895
EUR	127,900,178	CBNA	03/17/21	USD	156,025,427	(477,859)
EUR	1,026,833	MSC	03/17/21	USD	1,254,356	(2,114)
EUR	104,115	SSBT	03/17/21	USD	126,922	(476)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	20,636,372	UBSA	03/17/21	USD	25,208,587	$(42,824)
EUR	4,746,700	UBSA	03/17/21	USD	5,798,384	(9,850)
EUR	2,309,207	UBSA	03/17/21	USD	2,820,837	(4,792)
GBP	34,772,393	MSC	01/21/21	USD	46,111,219	(1,446,750)
GBP	2,798,089	MSC	01/21/21	USD	3,710,509	(116,418)
GBP	856,021	MSC	01/21/21	USD	1,160,087	(10,688)
GBP	424,122	SSBT	01/21/21	USD	572,587	(7,481)
IDR	14,925,164,076	GSI	01/15/21	USD	995,741	(65,564)
JPY	12,066,181,322	CBNA	02/26/21	USD	115,936,809	(990,606)
JPY	147,697,763	GSI	02/26/21	USD	1,418,121	(13,145)
JPY	1,328,822,204	MSC	02/26/21	USD	12,755,231	(121,730)
JPY	120,132,332	SSBT	02/26/21	USD	1,164,075	(68)
KRW	18,161,500,000	CBNA	01/14/21	USD	15,965,733	(756,152)
KRW	8,858,330	CBNA	01/14/21	USD	7,787	(369)
MXN	21,797,003	CSI	02/25/21	USD	1,093,332	4,347
MXN	748,694	SSBT	02/25/21	USD	37,637	232
MYR	9,514,791	MSC	03/25/21	USD	2,283,093	(75,707)
PEN	3,492,735	CBNA	01/14/21	USD	971,986	7,142
RUB	182,494,177	UBSA	01/22/21	USD	2,366,043	(99,072)
SGD	37,824	SSBT	01/07/21	USD	27,855	(765)
THB	94,869,947	SSBT	01/07/21	USD	3,020,374	(146,159)
ZAR	47,119,000	SSBT	02/04/21	USD	3,042,322	(150,764)
ZAR	438,621	SSBT	02/04/21	USD	28,320	(1,403)

Net Unrealized Depreciation						$(7,459,502)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	03/08/21	116	EUR	15,680,880	$21,132
Euro-Bund Futures	03/08/21	13	EUR	2,309,320	8,244
Japanese Government 10 Year Bond Futures	03/15/21	4	JPY	607,680,000	(4,469)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/22/21	(114)	USD	(15,740,906)	(17,971)
U.S. Treasury Note 5 Year Futures	03/31/21	(329)	USD	(41,507,977)	(95,526)
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	(16)	USD	(2,501,750)	7,853
U.S. Treasury Ultra Long Bond Futures	03/22/21	(63)	USD	(13,454,438)	4,750

Net Unrealized Depreciation					$(75,987)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	6M EURIBOR	Semi-Annually	(0.016%)	Semi-Annually	09/30/50	MSC	EUR	3,800,000	$15,077	$—	$15,077
Pay	6M EURIBOR	Semi-Annually	(0.043%)	Semi-Annually	11/10/50	MSC	EUR	3,820,000	(21,354)	—	(21,354)

Totals									$(6,277)	$—	$(6,277)

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	3.975%	Maturity	01/02/23	BRL	19,791,000	$10,134	$—	$10,134
Pay	1 Day CDI	Maturity	4.053%	Maturity	01/02/23	BRL	18,109,000	14,796	—	14,796
Pay	1 Day CDI	Maturity	4.175%	Maturity	01/02/23	BRL	18,215,000	23,351	—	23,351
Pay	1 Day CDI	Maturity	4.590%	Maturity	01/02/23	BRL	19,785,000	53,996	—	53,996
Pay	3M CDOR	Semi-Annually	1.980%	Semi-Annually	05/22/24	CAD	17,359,000	616,142	8	616,134
Pay	7 Day CNRR	Quarterly	2.595%	Quarterly	11/02/25	CNY	40,400,000	(15,519)	—	(15,519)
Pay	7 Day CNRR	Quarterly	2.855%	Quarterly	11/22/24	CNY	216,130,000	248,243	—	248,243
Pay	7 Day CNRR	Quarterly	1.780%	Quarterly	05/06/25	CNY	40,620,000	(218,248)	—	(218,248)
Pay	7 Day CNRR	Quarterly	2.180%	Quarterly	04/02/25	CNY	54,680,000	(152,534)	—	(152,534)
Pay	7 Day CNRR	Quarterly	2.360%	Quarterly	07/01/25	CNY	50,360,000	(91,853)	—	(91,853)
Pay	7 Day CNRR	Quarterly	2.568%	Quarterly	07/20/25	CNY	79,220,000	(38,494)	—	(38,494)
Pay	7 Day CNRR	Quarterly	2.585%	Quarterly	08/03/25	CNY	41,560,000	(16,441)	—	(16,441)
Pay	7 Day CNRR	Quarterly	2.598%	Quarterly	07/16/25	CNY	79,300,000	(22,978)	—	(22,978)
Pay	7 Day CNRR	Quarterly	2.600%	Quarterly	09/29/25	CNY	40,730,000	(13,580)	—	(13,580)
Pay	7 Day CNRR	Quarterly	2.605%	Quarterly	02/04/25	CNY	25,990,000	(3,699)	—	(3,699)
Pay	7 Day CNRR	Quarterly	2.983%	Quarterly	01/06/25	CNY	69,210,000	144,736	—	144,736
Receive	3M LIBOR	Semi-Annually	0.329%	Quarterly	10/01/25	USD	33,890,000	115,406	—	115,406
Receive	6M EURIBOR	Annually	0.022%	Semi-Annually	11/10/50	EUR	3,820,000	(72,036)	29,648	(101,684)
Receive	6M EURIBOR	Annually	0.122%	Semi-Annually	09/30/50	EUR	3,800,000	(212,304)	—	(212,304)

Totals								$369,118	$29,656	$339,462

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
CDX.EM.34.V1	(1.000%)	Quarterly	12/20/25	1.505%	USD	1,584,000	$38,017	$81,923	$(43,906)
CDX.NA.HY.34.V9	(5.000%)	Quarterly	06/20/25	2.751%	USD	8,795,200	(816,171)	(347,672)	(468,499)

Totals							$(778,154)	$(265,749)	$(512,405)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Ukraine Government International Bond 7.750%, 09/01/23	1.000%	Quarterly	06/20/25	MSIP	3.706%	USD	473,000	$(52,130)	$(116,418)	$64,288

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Depreciation
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CGM	40.341%	USD	5,000,000	$(2,121,718)	$(972,553)	$(1,149,165)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	40.341%	USD	5,000,000	(2,121,718)	(1,011,986)	(1,109,732)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	JPMC	40.341%	USD	2,500,000	(1,060,859)	(494,808)	(566,051)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	JPMC	40.341%	USD	5,000,000	(2,121,718)	(1,007,537)	(1,114,181)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	22.313%	USD	947,000	(252,888)	(80,521)	(172,367)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	22.313%	USD	1,421,000	(379,466)	(120,218)	(259,248)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	22.313%	USD	11,500,000	(3,070,975)	(1,002,211)	(2,068,764)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	22.313%	USD	947,000	(252,888)	(80,137)	(172,751)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Depreciation
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	22.313%	USD	474,000	$(126,578)	$(40,101)	$(86,477)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	22.313%	USD	5,485,000	(1,464,721)	(569,581)	(895,140)

Totals								$(12,973,529)	$(5,379,653)	$(7,593,876)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(MSIP)—	Morgan Stanley & Co. International plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China 7 Day Reverse Repo Rates
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(UKG)—	United Kingdom Gilts

Other Abbreviations

(ICE)—	Intercontinental Exchange, Inc.
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(GMTN)—	Global Medium-Term Note

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$581,515,727	$—	$581,515,727
Total Corporate Bonds & Notes*	—	307,044,788	—	307,044,788
Total U.S. Treasury & Government Agencies*	—	57,993,495	—	57,993,495
Total Mortgage-Backed Securities*	—	27,335,963	—	27,335,963
Total Asset-Backed Securities*	—	13,825,398	—	13,825,398
Total Short-Term Investments*	—	25,640,441	—	25,640,441
Securities Lending Reinvestments
Repurchase Agreements	—	3,280,063	—	3,280,063
Mutual Funds	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	3,280,063	—	9,280,063
Total Investments	$6,000,000	$1,016,635,875	$—	$1,022,635,875

Collateral for Securities Loaned (Liability)	$—	$(9,280,063)	$—	$(9,280,063)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$337,928	$—	$337,928
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,797,430)	—	(7,797,430)
Total Forward Contracts	$—	$(7,459,502)	$—	$(7,459,502)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$41,979	$—	$—	$41,979
Futures Contracts (Unrealized Depreciation)	(117,966)	—	—	(117,966)
Total Futures Contracts	$(75,987)	$—	$—	$(75,987)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,226,796	$—	$1,226,796
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,399,739)	—	(1,399,739)
Total Centrally Cleared Swap Contracts	$—	$(172,943)	$—	$(172,943)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$15,077	$—	$15,077
OTC Swap Contracts at Value (Liabilities)	—	(13,047,013)	—	(13,047,013)
Total OTC Swap Contracts	$—	$(13,031,936)	$—	$(13,031,936)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,022,635,875
Cash denominated in foreign currencies (c)	246,390
Cash collateral (d)	14,859,710
OTC swap contracts at market value	15,077
Unrealized appreciation on forward foreign currency exchange contracts	337,928
Receivable for:
Investments sold	11,929,718
Fund shares sold	638
Principal paydowns	18,831
Interest	8,507,012
Interest on OTC swap contracts	29,452
Variation margin on centrally cleared swap contracts	19,494
Prepaid expenses	3,027

Total Assets	1,058,603,152
Liabilities
OTC swap contracts at market value (e)	13,047,013
Unrealized depreciation on forward foreign currency exchange contracts	7,797,430
Collateral for securities loaned	9,280,063
Payables for:
Investments purchased	18,301,996
Fund shares redeemed	215
Foreign taxes	4,114
Variation margin on futures contracts	77,298
Interest on OTC swap contracts	63,479
Accrued Expenses:
Management fees	433,131
Distribution and service fees	1,225
Deferred trustees’ fees	42,038
Other expenses	224,626

Total Liabilities	49,272,628

Net Assets	$1,009,330,524

Net Assets Consist of:
Paid in surplus	$945,689,574
Distributable earnings (Accumulated losses) (f)	63,640,950

Net Assets	$1,009,330,524

Net Assets
Class A	$1,003,265,424
Class B	6,065,100
Capital Shares Outstanding*
Class A	94,188,380
Class B	571,034
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.65
Class B	10.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $958,335,445.
(b)	Includes securities loaned at value of $9,123,018.
(c)	Identified cost of cash denominated in foreign currencies was $245,970.
(d)	Includes collateral of $1,137,113 for futures contracts, $3,501,597 for centrally cleared contracts and $10,221,000 for OTC swap contracts.
(e)	Net premium received on OTC swap contracts was $5,496,071.
(f)	Includes foreign capital gains tax of $4,114.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest (a)	$30,364,716
Securities lending income	29,632

Total investment income	30,394,348
Expenses
Management fees	4,953,414
Administration fees	55,097
Custodian and accounting fees	301,159
Distribution and service fees—Class B	9,468
Audit and tax services	94,695
Legal	45,519
Trustees’ fees and expenses	54,229
Shareholder reporting	5,051
Insurance	7,781
Miscellaneous	10,562

Total expenses	5,536,975
Less management fee waiver	(65)

Net expenses	5,536,910

Net Investment Income	24,857,438

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	9,583,533
Futures contracts	2,028,811
Written options	497,510
Swap contracts	751,177
Foreign currency transactions	2,810,202
Forward foreign currency transactions	(29,124,009)

Net realized loss	(13,452,776)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	40,634,126
Futures contracts	756,696
Swap contracts	(9,176,252)
Foreign currency transactions	(17,603)
Forward foreign currency transactions	507,283

Net change in unrealized appreciation	32,704,250

Net realized and unrealized gain	19,251,474

Net Increase in Net Assets From Operations	$44,108,912

(a)	Net of foreign withholding taxes of $105,240.
(b)	Net of foreign capital gains tax of $132,481.
(c)	Includes change in foreign capital gains tax of $66,170.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,857,438	$18,336,666
Net realized gain (loss)	(13,452,776)	13,831,798
Net change in unrealized appreciation	32,704,250	16,446,343

Increase in net assets from operations	44,108,912	48,614,807

From Distributions to Shareholders
Class A	(28,974,998)	0
Class B	(107,771)	0

Total distributions	(29,082,769)	0

Increase (decrease) in net assets from capital share transactions	(15,294,735)	960,984,309

Total increase (decrease) in net assets	(268,592)	1,009,599,116

Net Assets
Beginning of period	1,009,599,116	—

End of period	$1,009,330,524	$1,009,599,116

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019(a)
	Shares	Value	Shares	Value
Class A
Sales	136,344	$1,318,309	98,769,029	$987,717,046
Reinvestments	2,912,060	28,974,998	0	0
Redemptions	(4,904,039)	(49,806,170)	(2,725,014)	(28,402,821)

Net increase (decrease)	(1,855,635)	$(19,512,863)	96,044,015	$959,314,225

Class B
Sales	430,707	$4,426,223	170,865	$1,776,239
Reinvestments	10,842	107,771	0	0
Redemptions	(31,183)	(315,866)	(10,197)	(106,155)

Net increase	410,366	$4,218,128	160,668	$1,670,084

Increase (decrease) derived from capital shares transactions		$(15,294,735)		$960,984,309

(a)	Commencement of operations was April 29, 2019.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019(a)
Net Asset Value, Beginning of Period	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.26	0.19
Net realized and unrealized gain	0.21	0.30

Total income (loss) from investment operations	0.47	0.49

Less Distributions
Distributions from net investment income	(0.23)	0.00
Distributions from net realized capital gains	(0.08)	0.00

Total distributions	(0.31)	0.00

Net Asset Value, End of Period	$10.65	$10.49

Total Return (%) (c)	4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.57	0.59
Ratio of net investment income to average net assets (%)	2.56	2.69	(e)
Portfolio turnover rate (%)	106	68	(d)
Net assets, end of period (in millions)	$1,003.3	$1,007.9

	Class B
	Year Ended December 31,
	2020	2019(a)
Net Asset Value, Beginning of Period	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.23	0.18
Net realized and unrealized gain	0.21	0.31

Total income (loss) from investment operations	0.44	0.49

Less Distributions
Distributions from net investment income	(0.23)	0.00
Distributions from net realized capital gains	(0.08)	0.00

Total distributions	(0.31)	0.00

Net Asset Value, End of Period	$10.62	$10.49

Total Return (%) (c)	4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.82	0.84
Ratio of net investment income to average net assets (%)	2.29	2.55	(e)
Portfolio turnover rate (%)	106	68	(d)
Net assets, end of period (in millions)	$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-23

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-24

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTI-25

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $5,722,545. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,280,063. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-26

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(4,431,069)	$—	$—	$—	$(4,431,069)
Foreign Government	(4,848,994)	—	—	—	(4,848,994)
Total Borrowings	$(9,280,063)	$—	$—	$—	$(9,280,063)
Gross amount of recognized liabilities for securities lending transactions					$(9,280,063)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-28

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

BHFTI-29

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$15,077	OTC swap contracts at market value	$21,354
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	1,226,796	Unrealized depreciation on centrally cleared swap contracts (a) (b)	887,334
	Unrealized appreciation on futures contracts (b) (c)	41,979	Unrealized depreciation on futures contracts (b) (c)	117,966
Credit			OTC swap contracts at market value (d)	13,025,659
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	512,405
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	337,928	Unrealized depreciation on forward foreign currency exchange contracts	7,797,430

Total		$1,621,780		$22,362,148

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $29,452 and OTC swap interest payable of $63,479.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-30

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$7,808	$—	$—	$7,808
Citibank N.A.	15,676	(15,676)	—	—
Credit Suisse International	4,347	—	—	4,347
Deutsche Bank AG	30,532	—	—	30,532
Goldman Sachs International	2,895	(2,895)	—	—
HSBC Bank USA	73,981	(881)	—	73,100
Morgan Stanley & Co.	15,077	(15,077)	—	—
Standard Chartered Bank	67,858	—	—	67,858
State Street Bank and Trust Co.	134,831	(134,831)	—	—

	$353,005	$(169,360)	$—	$183,645

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$105,769	$—	$—	$105,769
Citibank N.A.	2,344,411	(15,676)	—	2,328,735
Citigroup Global Markets, Inc.	5,825,047	—	(5,825,047)	—
Goldman Sachs International	2,453,315	(2,895)	(2,450,420)	—
HSBC Bank USA	881	(881)	—	—
JPMorgan Chase Bank N.A.	4,773,876	—	(4,773,876)	—
Morgan Stanley & Co.	4,058,415	(15,077)	—	4,043,338
Morgan Stanley & Co. International plc	52,130	—	—	52,130
State Street Bank and Trust Co.	307,457	(134,831)	—	172,626
UBS AG	923,142	—	(437,300)	485,842

	$20,844,443	$(169,360)	$(13,486,643)	$7,188,440

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(29,124,009)	$(29,124,009)
Futures contracts	2,028,811	—	—	2,028,811
Swap contracts	(116,901)	868,078	—	751,177
Written options	497,510	—	—	497,510

	$2,409,420	$868,078	$(29,124,009)	$(25,846,511)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$507,283	$507,283
Futures contracts	756,696	—	—	756,696
Swap contracts	952,976	(10,129,228)	—	(9,176,252)

	$1,709,672	$(10,129,228)	$507,283	$(7,912,273)

BHFTI-31

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$563,418,322
Futures contracts long	93,257,656
Futures contracts short	(131,139,781)
Swap contracts	200,134,645
Written options	(18,998,188)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each

BHFTI-32

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-33

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$139,243,711	$860,520,853	$141,621,828	$886,166,031

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$4,953,414	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period November 1, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-34

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$948,167,768

Gross unrealized appreciation	119,044,926
Gross unrealized depreciation	(59,820,896)

Net unrealized appreciation (depreciation)	$59,224,030

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$29,082,769	$—	$—	$—	$29,082,769	$—

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$4,364,718	$—	$59,318,269	$—	$63,682,987

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-35

Brighthouse Funds Trust I

AB International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AB International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the AB International Bond Portfolio as of December 31, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-36

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-37

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-38

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-39

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-dviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-40

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

AB International Bond Portfolio: The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and since inception (beginning April 29, 2019) periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index, for the one-year and since-inception periods ended October 31, 2020. The Board also considered that the Portfolio underperformed its blended index, Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%), for the one-year and since-inception periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2020.

BHFTI-41

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 15.84% and 15.57%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (COVID-19) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, a support package overall that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count continues—additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Though spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio primarily outperformed due to an overweight to U.S. Large Cap equities and High Yield fixed income, and strong performance from the underlying fixed income, domestic equity, and non-U.S. equity funds.

Contributions from the domestic equity funds to relative performance were positive for the period. The strongest performer over the

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

period was the AFIS Growth Fund which boosted relative results as the Fund outperformed its benchmark by 34.1%. The Fund benefitted from strong security selection in the Consumer Discretionary sector and in particular, within the automobiles industry where an investment in Tesla was a top contributor. Security selection within the Communication Services sector also helped to drive positive relative results during the reporting period. On the other hand, the American Funds American Mutual Fund was the largest detractor from relative results underperforming its respective benchmark by 13.3% for the reporting period. Sector allocation to, and security selection within, the Consumer Discretionary and Information Technology sectors, along with an overweight to the Energy sector were the primary detractors from relative results. The AFIS Blue Chip Income and Growth Fund also detracted from results, underperforming its benchmark by 9.4%. An overweight to the Energy Sector and an underweight to the Information Technology sector weighed on results while an underweight to the Financial sector helped to offset some of the underperformance during the period.

Performance by the Non-U.S. Equity funds contributed positively to relative results for the period. The biggest contribution to relative returns was delivered by the AFIS Global Small Cap Fund, which outperformed its benchmark by 13.7% during the period. The main drivers of positive performance were an overweight position to, and security selection within, the Information Technology sector, as well as an overweight to Healthcare. Additionally, from a country perspective, security selection in the U.S. was a top contributor. Conversely, the AFIS International Growth and Income Fund detracted from relative results as it underperformed its benchmark by 4.4% for the period. The primary drivers of underperformance were security selection in the Industrials, Consumer Discretionary and Energy sectors along with an underweight to the Information Technology sector and a cash position. From a regional perspective, security selection in Emerging Markets and the U.K. weighed on relative results while selection in Japan helped to offset some of the underperformance.

Contributions from the underlying Fixed Income funds were positive as all funds outperformed their respective benchmarks. The American Funds U.S. Government Securities Fund was the strongest performer for the period. The Fund’s duration posture and issuer selection within the Securitized sector were the top contributors during the period. The AFIS Bond Fund also contributed meaningfully to relative results during the period as the Fund outperformed its benchmark by 2.5% during the period. Issuer selection, sector allocation, and duration posture all contributed positively to results while curve positioning was neutral and the currency decision detracted slightly during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	15.84	11.05	9.06
Class C	15.57	10.74	8.73
Dow Jones Moderate Index	12.24	9.36	7.59

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	11.0
American Funds U.S. Government Securities Fund (Class R-6)	9.8
American Funds Growth Fund (Class 1)	9.6
American Funds Growth-Income Fund (Class 1)	9.2
American Funds International Growth and Income Fund (Class 1)	8.5
American Funds Fundamental Investors Fund (Class R-6)	8.3
American Funds Blue Chip Income and Growth Fund (Class 1)	8.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds American Mutual Fund (Class R-6)	7.9
American Funds International Fund (Class 1)	6.4

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	51.5
Investment Grade Fixed Income	20.8
International Developed Market Equities	14.9
High Yield Fixed Income	3.9
Global Fixed Income	3.7
Global Equities	3.2
Emerging Market Equities	2.1

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.68%	$1,000.00	$1,172.30	$3.71
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class C (a)	Actual	0.98%	$1,000.00	$1,170.20	$5.35
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.98

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	10,198,365	$404,467,153
American Funds American Mutual Fund (Class R-6)	8,770,213	391,326,892
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	28,207,392	404,776,076
American Funds Bond Fund (Class 1) (a)	45,475,512	540,703,832
American Funds Fundamental Investors Fund (Class R-6)	5,883,986	406,818,807
American Funds Global Bond Fund (Class 1) (a)	14,007,355	181,255,169
American Funds Global Small Capitalization Fund (Class 1) (a)	4,883,767	159,406,170
American Funds Growth Fund (Class 1)	3,928,172	472,205,608
American Funds Growth-Income Fund (Class 1)	8,187,654	453,432,297
American Funds High-Income Trust Fund (Class R-6) (a)	18,914,884	191,796,919
American Funds International Fund (Class 1) (a)	13,275,916	313,842,662
American Funds International Growth and Income Fund (Class 1) (a)	21,981,485	417,868,028
American Funds New World Fund (Class 1)	3,285,625	103,792,884
American Funds U.S. Government Securities Fund (Class R-6)	33,607,327	483,609,428

Total Mutual Funds (Cost $3,956,825,454)		4,925,301,925

Total Investments—100.1% (Cost $3,956,825,454)		4,925,301,925
Other assets and liabilities (net)—(0.1)%		(2,715,503)

Net Assets—100.0%		$4,922,586,422

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,925,301,925	$—	$—	$4,925,301,925
Total Investments	$4,925,301,925	$—	$—	$4,925,301,925

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$2,715,653,069
Affiliated investments at value (b)	2,209,648,856
Receivable for:
Investments sold	303,373
Affiliated investments sold	326,372
Fund shares sold	510,071
Dividends from affiliated investments	1,738,941
Dividends	18,554,119
Prepaid expenses	14,320

Total Assets	4,946,749,121
Liabilities
Payables for:
Investments purchased	18,554,119
Affiliated investments purchased	1,738,941
Fund shares redeemed	1,139,816
Accrued Expenses:
Management fees	238,001
Distribution and service fees	2,265,387
Deferred trustees’ fees	173,762
Other expenses	52,673

Total Liabilities	24,162,699

Net Assets	$4,922,586,422

Net Assets Consist of:
Paid in surplus	$3,729,198,587
Distributable earnings (Accumulated losses)	1,193,387,835

Net Assets	$4,922,586,422

Net Assets
Class B	$12,986,146
Class C	4,909,600,276
Capital Shares Outstanding*
Class B	1,171,194
Class C	446,526,663
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.09
Class C	11.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,084,388,892.
(b)	Identified cost of affiliated investments was $1,872,436,562.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Underlying Portfolios	$29,738,564
Dividends from Affiliated Underlying Portfolios	38,646,864

Total investment income	68,385,428
Expenses
Management fees	2,611,135
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	27,510
Distribution and service fees—Class C	24,536,958
Audit and tax services	32,448
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	68,097
Insurance	32,657
Miscellaneous	30,897

Total expenses	27,497,745

Net Investment Income	40,887,683

Net Realized and Unrealized Gain
Net realized gain on :
Investments	87,551,752
Affiliated investments	20,343,536
Capital gain distributions from Underlying Portfolios	59,522,300
Capital gain distributions from affiliated investments	20,705,409

Net realized gain	188,122,997

Net change in unrealized appreciation on:
Investments	236,847,999
Affiliated investments	193,477,193

Net change in unrealized appreciation	430,325,192

Net realized and unrealized gain	618,448,189

Net Increase in Net Assets From Operations	$659,335,872

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$40,887,683	$67,344,935
Net realized gain	188,122,997	263,321,537
Net change in unrealized appreciation	430,325,192	474,923,666

Increase in net assets from operations	659,335,872	805,590,138

From Distributions to Shareholders
Class B	(846,857)	(910,094)
Class C	(329,856,998)	(402,386,185)

Total distributions	(330,703,855)	(403,296,279)

Decrease in net assets from capital share transactions	(62,500,059)	(33,887,078)

Total increase in net assets	266,131,958	368,406,781

Net Assets
Beginning of period	4,656,454,464	4,288,047,683

End of period	$4,922,586,422	$4,656,454,464

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	135,063	$1,354,832	111,978	$1,117,318
Reinvestments	90,476	846,857	95,498	910,094
Redemptions	(86,597)	(880,691)	(105,106)	(1,045,664)

Net increase	138,942	$1,320,998	102,370	$981,748

Class C
Sales	11,695,197	$115,676,533	9,762,264	$96,925,459
Reinvestments	35,468,494	329,856,998	42,490,621	402,386,185
Redemptions	(51,530,227)	(509,354,588)	(53,712,183)	(534,180,470)

Net decrease	(4,366,536)	$(63,821,057)	(1,459,298)	$(34,868,826)

Decrease derived from capital shares transactions		$(62,500,059)		$(33,887,078)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$9.54	$10.67	$9.76	$10.07

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.18	0.17	0.16	0.15
Net realized and unrealized gain (loss)	1.37	1.63	(0.54)	1.46	0.60

Total income (loss) from investment operations	1.50	1.81	(0.37)	1.62	0.75

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.19)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.59)	(0.74)	(0.57)	(0.52)	(0.86)

Total distributions	(0.80)	(0.96)	(0.76)	(0.71)	(1.06)

Net Asset Value, End of Period	$11.09	$10.39	$9.54	$10.67	$9.76

Total Return (%) (b)	15.84	19.88	(3.95)	17.19	8.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.26	1.84	1.64	1.55	1.55
Portfolio turnover rate (%)	20	6	7	6	8
Net assets, end of period (in millions)	$13.0	$10.7	$8.9	$9.7	$8.3

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.30	$9.46	$10.59	$9.69	$9.99

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.15	0.14	0.12	0.12
Net realized and unrealized gain (loss)	1.38	1.62	(0.54)	1.46	0.61

Total income (loss) from investment operations	1.47	1.77	(0.40)	1.58	0.73

Less Distributions
Distributions from net investment income	(0.18)	(0.19)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.59)	(0.74)	(0.57)	(0.52)	(0.86)

Total distributions	(0.77)	(0.93)	(0.73)	(0.68)	(1.03)

Net Asset Value, End of Period	$11.00	$10.30	$9.46	$10.59	$9.69

Total Return (%) (b)	15.57	19.53	(4.31)	16.86	7.81

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.61	0.61	0.61
Ratio of net investment income to average net assets (%) (d)	0.91	1.49	1.36	1.22	1.28
Portfolio turnover rate (%)	20	6	7	6	8
Net assets, end of period (in millions)	$4,909.6	$4,645.7	$4,279.2	$4,960.9	$4,605.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$902,371,757	$0	$1,174,367,975

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$2,611,135	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2020
American Funds Blue Chip Income and Growth Fund (Class 1)	$379,413,512	$18,385,190	$(16,594,813)	$3,623,829	$19,948,358	$404,776,076
American Funds Bond Fund (Class 1)	579,575,901	19,029,132	(92,810,375)	6,011,442	28,897,732	540,703,832
American Funds Global Bond Fund (Class 1)	134,161,156	40,608,425	(5,192,353)	77,809	11,600,132	181,255,169
American Funds Global Small Capitalization Fund (Class 1)	142,250,643	14,487,687	(27,931,574)	5,358,819	25,240,595	159,406,170
American Funds High-Income Bond Fund (Class 1)	183,671,613	71,767	(165,682,235)	(33,762,119)	15,700,974	—
American Funds High-Income Trust Fund (Class R-6)	—	169,143,421	(1,356,155)	109,582	23,900,071	191,796,919

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2020
American Funds International Fund (Class 1)	$284,149,708	$21,736,200	$(33,018,211)	$3,872,558	$37,102,407	$313,842,662
American Funds International Growth and Income Fund (Class 1)**	382,026,058	38,493,452	(29,210,551)	3,354,663	23,204,406	417,868,028
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	487,596,437	1,776,101	(528,952,009)	31,696,953	7,882,518	—

	$2,572,845,028	$323,731,375	$(900,748,276)	$20,343,536	$193,477,193	$2,209,648,856

	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
American Funds Blue Chip Income and Growth Fund (Class 1)	$4,308,023	$7,158,701	28,207,392
American Funds Bond Fund (Class 1)	4,959,531	12,075,029	45,475,512
American Funds Global Bond Fund (Class 1)	2,853,793	2,490,748	14,007,355
American Funds Global Small Capitalization Fund (Class 1)	8,584,062	288,056	4,883,767
American Funds High-Income Trust Fund (Class R-6)	—	7,760,869	18,914,884
American Funds International Fund (Class 1)	—	2,471,350	13,275,916
American Funds International Growth and Income Fund (Class 1)**	—	6,402,111	21,981,485

	$20,705,409	$38,646,864

**	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2020. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,958,531,691

Gross unrealized appreciation	983,209,080
Gross unrealized depreciation	(16,438,846)

Net unrealized appreciation (depreciation)	$966,770,234

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$76,643,668	$81,468,924	$254,060,187	$321,827,355	$330,703,855	$403,296,279

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$58,946,071	$167,845,292	$966,770,234	$—	$1,193,561,597

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Balanced Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-15

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.
Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board noted that the Portfolio outperformed the Brighthouse Balanced AA Narrow Index for the one-, three-, and five-year periods ended October 31, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index for the one, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board further considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 17.34% and 16.93%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 14.14%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (COVID-19) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, a support package overall that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count continues—additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Though spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. The Portfolio primarily outperformed due to an overweight to U.S. Large Cap equities and High Yield fixed income and strong performance from the domestic equity and international equity funds.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Contributions from the domestic equity funds to relative performance were positive for the period. The strongest performer over the period was the AFIS Growth Fund which boosted relative results as the Fund outperformed its benchmark by 34.1%. The Fund benefitted from strong security selection in the Consumer Discretionary sector and in particular, within the automobiles industry where an investment in Tesla was a top contributor. Security selection within the Communication Services sector also helped to drive positive relative results during the reporting period. On the other hand, the American Funds American Mutual Fund was the largest detractor from relative results underperforming its respective benchmark by 13.3% for the reporting period. Sector allocation to, and security selection within, the Consumer Discretionary and Information Technology sectors along with an overweight to the Energy sector were the primary detractors from relative results. The AFIS Blue Chip Income and Growth Fund also detracted from results, underperforming its benchmark by 9.4%. An overweight to the Energy Sector and an underweight to the Information Technology sector weighed on results while an underweight to the Financial sector helped to offset some of the underperformance during the period.

Performance by the Non-U.S. Equity funds contributed positively to relative results for the period. The biggest contribution to relative returns was delivered by the AFIS Global Small Cap Fund, which outperformed its benchmark by 13.7% during the period. The main drivers of positive performance were an overweight position to, and security selection within, the Information Technology sector, as well as an overweight to Healthcare. Additionally, from a country perspective, security selection in the U.S. was a top contributor. Conversely, the AFIS International Growth and Income Fund detracted from relative results as it underperformed its benchmark by 4.4% for the period. The primary drivers of underperformance were security selection in the Industrials, Consumer Discretionary, and Energy sectors along with an underweight to the Information Technology sector and a cash position. From a regional perspective, security selection in Emerging Markets and the U.K. weighted on relative results while selection in Japan helped to offset some of the underperformance.

Contributions from the underlying Fixed Income funds were positive as all funds outperformed their respective benchmarks. The American Funds U.S. Government Securities Fund was the strongest performer for the period. The Fund’s duration posture and issuer selection within the Securitized sector were the top contributors during the period. The AFIS Bond Fund also contributed meaningfully to relative results during the period as the Fund outperformed its benchmark by 2.5% during the period. Issuer selection, sector allocation, and duration posture all contributed positively to results while curve positioning was neutral and the currency decision detracted slightly during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	17.34	12.84	10.50
Class C	16.93	12.49	10.16
Dow Jones Moderately Aggressive Index	14.14	11.08	8.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.0
American Funds Growth Fund (Class 1)	11.3
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds International Growth and Income Fund (Class 1)	10.2
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds Growth-Income Fund (Class 1)	10.0
American Funds American Mutual Fund (Class R-6)	9.6
American Funds International Fund (Class 1)	8.3
American Funds Global Small Capitalization Fund (Class 1)	5.2
American Funds New World Fund (Class 1)	3.1

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	64.1
International Developed Market Equities	18.5
Global Equities	5.2
Investment Grade Fixed Income	3.6
Emerging Market Equities	3.1
Global Fixed Income	2.8
High Yield Fixed Income	2.8

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.73%	$1,000.00	$1,216.60	$4.07
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class C (a)	Actual	1.03%	$1,000.00	$1,214.20	$5.73
	Hypothetical*	1.03%	$1,000.00	$1,019.96	$5.23

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	10,079,451	$399,751,027
American Funds American Mutual Fund (Class R-6)	7,128,504	318,073,851
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	23,344,258	334,990,106
American Funds Bond Fund (Class 1)	7,563,330	89,927,998
American Funds Fundamental Investors Fund (Class R-6)	5,359,763	370,574,042
American Funds Global Bond Fund (Class 1) (a)	7,102,322	91,904,046
American Funds Global Small Capitalization Fund (Class 1) (a)	5,294,820	172,822,912
American Funds Growth Fund (Class 1)	3,139,133	377,355,180
American Funds Growth-Income Fund (Class 1)	6,016,737	333,206,890
American Funds High-Income Trust Fund (Class R-6)	9,325,803	94,563,645
American Funds International Fund (Class 1)	11,618,663	274,665,199
American Funds International Growth and Income Fund (Class 1) (a)	17,933,179	340,909,736
American Funds New World Fund (Class 1)	3,249,971	102,666,596
American Funds U.S. Government Securities Fund (Class R-6)	2,056,336	29,590,678

Total Mutual Funds (Cost $2,523,525,796)		3,331,001,906

Total Investments—100.1% (Cost $2,523,525,796)		3,331,001,906
Other assets and liabilities (net)—(0.1)%		(1,905,555)

Net Assets—100.0%		$3,329,096,351

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,331,001,906	$—	$—	$3,331,001,906
Total Investments	$3,331,001,906	$—	$—	$3,331,001,906

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$2,390,375,106
Affiliated investments at value (b)	940,626,800
Receivable for:
Investments sold	101,930
Affiliated investments sold	60,765
Fund shares sold	485,272
Dividends	1,992,265
Prepaid expenses	9,186

Total Assets	3,333,651,324

Liabilities
Payables for:
Investments purchased	2,035,095
Affiliated investments purchased	8,670
Fund shares redeemed	596,467
Accrued Expenses:
Management fees	170,695
Distribution and service fees	1,520,056
Deferred trustees’ fees	173,762
Other expenses	50,228

Total Liabilities	4,554,973

Net Assets	$3,329,096,351

Net Assets Consist of:
Paid in surplus	$2,387,971,993
Distributable earnings (Accumulated losses)	941,124,358

Net Assets	$3,329,096,351

Net Assets
Class B	$32,842,782
Class C	3,296,253,569
Capital Shares Outstanding*
Class B	3,061,524
Class C	310,896,287
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.73
Class C	10.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,748,144,828.
(b)	Identified cost of affiliated investments was $775,380,968.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Underlying Portfolios	$30,026,938
Dividends from Affiliated Underlying Portfolios	12,581,149

Total investment income	42,608,087
Expenses
Management fees	1,837,421
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	68,491
Distribution and service fees—Class C	15,935,954
Audit and tax services	32,448
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	48,770
Insurance	21,171
Miscellaneous	22,912

Total expenses	18,125,210

Net Investment Income	24,482,877

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	72,792,374
Affiliated investments	(6,683,128)
Capital gain distributions from Underlying Portfolios	37,070,499
Capital gain distributions from affiliated investments	13,932,125

Net realized gain	117,111,870

Net change in unrealized appreciation on:
Investments	261,594,749
Affiliated investments	72,508,336

Net change in unrealized appreciation	334,103,085

Net realized and unrealized gain	451,214,955

Net Increase in Net Assets From Operations	$475,697,832

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,482,877	$37,425,157
Net realized gain	117,111,870	232,257,112
Net change in unrealized appreciation	334,103,085	357,090,237

Increase in net assets from operations	475,697,832	626,772,506

From Distributions to Shareholders
Class B	(2,514,648)	(2,638,865)
Class C	(263,307,426)	(298,522,932)

Total distributions	(265,822,074)	(301,161,797)

Increase in net assets from capital share transactions	16,850,878	430,967

Total increase in net assets	226,726,636	326,041,676

Net Assets
Beginning of period	3,102,369,715	2,776,328,039

End of period	$3,329,096,351	$3,102,369,715

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	238,806	$2,212,594	194,195	$1,875,021
Reinvestments	288,708	2,514,648	289,349	2,638,865
Redemptions	(173,377)	(1,644,801)	(292,271)	(2,815,672)

Net increase	354,137	$3,082,441	191,273	$1,698,214

Class C
Sales	13,751,351	$128,139,133	7,769,752	$74,683,168
Reinvestments	30,546,105	263,307,426	33,059,018	298,522,932
Redemptions	(40,624,076)	(377,678,122)	(39,174,974)	(374,473,347)

Net increase (decrease)	3,673,380	$13,768,437	1,653,796	$(1,267,247)

Increase derived from capital shares transactions		$16,850,878		$430,967

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.12	$9.10	$10.36	$9.23	$9.57

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.15	0.15	0.14	0.13
Net realized and unrealized gain (loss)	1.43	1.92	(0.65)	1.78	0.68

Total income (loss) from investment operations	1.54	2.07	(0.50)	1.92	0.81

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.16)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.74)	(0.85)	(0.60)	(0.64)	(0.99)

Total distributions	(0.93)	(1.05)	(0.76)	(0.79)	(1.15)

Net Asset Value, End of Period	$10.73	$10.12	$9.10	$10.36	$9.23

Total Return (%) (b)	17.34	24.05	(5.52)	21.71	9.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.15	1.59	1.50	1.44	1.43
Portfolio turnover rate (%)	9	7	8	7	9
Net assets, end of period (in millions)	$32.8	$27.4	$22.9	$24.4	$20.1

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.01	$9.01	$10.26	$9.15	$9.49

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.12	0.12	0.11	0.11
Net realized and unrealized gain (loss)	1.40	1.90	(0.64)	1.77	0.67

Total income (loss) from investment operations	1.48	2.02	(0.52)	1.88	0.78

Less Distributions
Distributions from net investment income	(0.15)	(0.17)	(0.13)	(0.13)	(0.13)
Distributions from net realized capital gains	(0.74)	(0.85)	(0.60)	(0.64)	(0.99)

Total distributions	(0.89)	(1.02)	(0.73)	(0.77)	(1.12)

Net Asset Value, End of Period	$10.60	$10.01	$9.01	$10.26	$9.15

Total Return (%) (b)	16.93	23.64	(5.77)	21.34	8.96

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	0.83	1.25	1.14	1.10	1.19
Portfolio turnover rate (%)	9	7	8	7	9
Net assets, end of period (in millions)	$3,296.3	$3,075.0	$2,753.4	$3,215.6	$2,844.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$265,557,884	$0	$438,950,848

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$1,837,421	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2020
American Funds Blue Chip Income and Growth Fund (Class 1)	$312,898,466	$9,924,567	$(6,242,296)	$1,211,750	$17,197,619	$334,990,106
American Funds Global Bond Fund (Class 1)	58,105,537	35,225,916	(7,081,035)	(291,574)	5,945,202	91,904,046
American Funds Global Small Capitalization Fund (Class 1)	156,125,248	9,924,625	(25,612,631)	7,423,479	24,962,191	172,822,912
American Funds High-Income Bond Fund (Class 1)	89,655,137	215,894	(81,050,057)	(16,420,892)	7,599,918	—
American Funds International Growth and Income Fund (Class 1)**	313,515,736	19,222,922	(10,026,437)	1,394,109	16,803,406	340,909,736

	$930,300,124	$74,513,924	$(130,012,456)	$(6,683,128)	$72,508,336	$940,626,800

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
American Funds Blue Chip Income and Growth Fund (Class 1)	$3,492,601	$5,874,483	23,344,258
American Funds Global Bond Fund (Class 1)	1,330,550	1,247,349	7,102,322
American Funds Global Small Capitalization Fund (Class 1)	9,108,974	305,670	5,294,820
American Funds International Growth and Income Fund (Class 1)**	—	5,153,647	17,933,179

	$13,932,125	$12,581,149

**	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2020. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,528,026,665

Gross unrealized appreciation	803,990,453
Gross unrealized depreciation	(1,015,212)

Net unrealized appreciation (depreciation)	$802,975,241

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$45,655,935	$50,313,881	$220,166,139	$250,847,916	$265,822,074	$301,161,797

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$27,707,377	$110,615,505	$802,975,241	$—	$941,298,123

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board noted that the Portfolio outperformed the Brighthouse Growth AA Narrow Index for the one-, three- and five-year periods ended October 31, 2020. The Board further considered that the Portfolio outperformed the Dow Jones Moderately Aggressive Index for the one-, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 13.30% and 12.99%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (COVID-19) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, a support package overall that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count continues—additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Though spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio benefitted from underlying fixed income and non-U.S. equity fund performance while an overweight to Large Cap equity and an allocation to High Yield fixed income also contributed.

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Contributions from the domestic equity funds to relative performance were negative for the period. The American Funds American Mutual Fund was the largest detractor from relative results, underperforming its respective benchmark by 13.3% for the reporting period. Sector allocation to, and security selection within, the Consumer Discretionary and Information Technology sectors, along with an overweight to the Energy sector were the primary detractors from relative results. The AFIS Blue Chip Income and Growth Fund also detracted from results, underperforming its benchmark by 9.4%. An overweight to the Energy Sector and an underweight to the Information Technology sector weighed on results while an underweight to the Financial sector helped to offset some of the underperformance during the period. On the other hand, the AFIS Growth Fund boosted relative results as the Fund outperformed its benchmark by 34.1%. The Fund benefitted from strong security selection in the Consumer Discretionary sector and in particular, within the automobiles industry where an investment in Tesla was a top contributor. Security selection within the Communication Services sector also helped to drive positive relative results during the reporting period.

Performance by the Non-U.S. Equity funds contributed positively to relative results for the period. The biggest contribution to relative returns was delivered by the AFIS International Fund, which outperformed its benchmark by 3.6% during the period. The main drivers of positive performance were security selection within the Consumer Discretionary sector along with security selection in the Health Care sector. Additionally, from a country perspective the security selection in Japan aided results. Conversely, the AFIS International Growth and Income Fund detracted from relative results as it underperformed its benchmark by 4.4% for the period. The primary drivers of underperformance were security selection in the Industrials, Consumer Discretionary, and Energy sectors along with an underweight to the Information Technology sector and a cash position. From a regional perspective, security selection in Emerging Markets and the U.K. weighed on results while selection in Japan helped to offset some of the underperformance.

Contributions from the underlying Fixed Income funds were positive as all funds outperformed their respective benchmarks. The American Funds U.S. Government Securities Fund was the strongest performer for the period. The Fund’s duration posture and issuer selection within the Securitized sector were the top contributors during the period. The AFIS Bond Fund also contributed meaningfully to relative results during the period as the Fund outperformed its benchmark by 2.5% during the period. Issuer selection, sector allocation, and duration posture all contributed positively to results while curve positioning was neutral and the currency decision detracted slightly during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	13.30	9.24	7.69
Class C	12.99	8.91	7.36
Dow Jones Moderate Index	12.24	9.36	7.59

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
American Funds U.S. Government Securities Fund (Class R-6)	18.2
American Funds Bond Fund (Class 1)	17.2
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.4
American Funds Growth-Income Fund (Class 1)	8.3
American Funds International Growth and Income Fund (Class 1)	6.5
American Funds International Fund (Class 1)	5.4
American Funds Growth Fund (Class 1)	5.4
American Funds Fundamental Investors Fund (Class R-6)	5.2
American Funds AMCAP Fund (Class R-6)	5.2

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.7
Investment Grade Fixed Income	37.1
International Developed Market Equities	11.3
High Yield Fixed Income	5.0
Global Fixed Income	3.9
Emerging Market Equities	1.1
Global Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.64%	$1,000.00	$1,130.50	$3.43
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class C (a)	Actual	0.94%	$1,000.00	$1,128.90	$5.03
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	3,521,384	$139,658,095
American Funds American Mutual Fund (Class R-6)	5,498,253	245,332,047
American Funds Blue Chip Income and Growth Fund (Class 1)	15,638,592	224,413,797
American Funds Bond Fund (Class 1) (a)	38,755,218	460,799,540
American Funds Fundamental Investors Fund (Class R-6)	2,034,288	140,650,686
American Funds Global Bond Fund (Class 1) (a)	8,088,933	104,670,797
American Funds Global Small Capitalization Fund (Class 1)	903,817	29,500,579
American Funds Growth Fund (Class 1)	1,209,876	145,439,142
American Funds Growth-Income Fund (Class 1)	4,021,628	222,717,733
American Funds High-Income Trust Fund (Class R-6)	13,194,079	133,787,960
American Funds International Fund (Class 1)	6,155,146	145,507,663
American Funds International Growth and Income Fund (Class 1) (a)	9,184,686	174,600,886
American Funds New World Fund (Class 1)	912,073	28,812,375
American Funds U.S. Government Securities Fund (Class R-6)	33,864,782	487,314,207

Total Mutual Funds (Cost $2,291,337,445)		2,683,205,507

Total Investments—100.1% (Cost $2,291,337,445)		2,683,205,507
Other assets and liabilities (net)—(0.1)%		(1,594,914)

Net Assets—100.0%		$2,681,610,593

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,683,205,507	$—	$—	$2,683,205,507
Total Investments	$2,683,205,507	$—	$—	$2,683,205,507

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$1,943,134,284
Affiliated investments at value (b)	740,071,223
Receivable for:
Investments sold	27,336
Affiliated investments sold	7,353
Fund shares sold	732,677
Dividends	19,897,333
Prepaid expenses	8,091

Total Assets	2,703,878,297
Liabilities
Payables for:
Investments purchased	20,214,063
Affiliated investments purchased	78,636
Fund shares redeemed	371,999
Accrued Expenses:
Management fees	144,331
Distribution and service fees	1,234,359
Deferred trustees’ fees	173,762
Other expenses	50,554

Total Liabilities	22,267,704

Net Assets	$2,681,610,593

Net Assets Consist of:
Paid in surplus	$2,159,883,742
Distributable earnings (Accumulated losses)	521,726,851

Net Assets	$2,681,610,593

Net Assets
Class B	$15,463,320
Class C	2,666,147,273
Capital Shares Outstanding*
Class B	1,463,091
Class C	253,627,856
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.57
Class C	10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,624,696,012.
(b)	Identified cost of affiliated investments was $666,641,433.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Underlying Portfolios	$26,519,822
Dividends from affiliated investments	14,425,582

Total investment income	40,945,404
Expenses
Management fees	1,628,950
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	34,150
Distribution and service fees—Class C	13,718,317
Audit and tax services	32,448
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	51,638
Insurance	18,606
Miscellaneous	20,742

Total expenses	15,662,894

Net Investment Income	25,282,510

Net Realized and Unrealized Gain
Net realized gain on :
Investments	48,039,351
Affiliated investments	15,801,194
Capital gain distributions from Underlying Portfolios	38,072,932
Capital gain distributions from affiliated investments	5,895,940

Net realized gain	107,809,417

Net change in unrealized appreciation on:
Investments	114,947,140
Affiliated investments	60,853,526

Net change in unrealized appreciation	175,800,666

Net realized and unrealized gain	283,610,083

Net Increase in Net Assets From Operations	$308,892,593

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,282,510	$43,492,337
Net realized gain	107,809,417	119,111,888
Net change in unrealized appreciation	175,800,666	221,654,240

Increase in net assets from operations	308,892,593	384,258,465

From Distributions to Shareholders
Class B	(919,504)	(999,559)
Class C	(161,940,882)	(194,518,940)

Total distributions	(162,860,386)	(195,518,499)

Decrease in net assets from capital share transactions	(64,611,696)	(79,823,636)

Total increase in net assets	81,420,511	108,916,330

Net Assets
Beginning of period	2,600,190,082	2,491,273,752

End of period	$2,681,610,593	$2,600,190,082

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	95,680	$934,741	84,448	$820,830
Reinvestments	99,084	919,504	107,019	999,559
Redemptions	(49,920)	(491,733)	(139,817)	(1,351,784)

Net increase	144,844	$1,362,512	51,650	$468,605

Class C
Sales	7,299,547	$70,749,478	5,547,221	$53,619,462
Reinvestments	17,526,069	161,940,882	20,916,015	194,518,940
Redemptions	(30,851,450)	(298,664,568)	(33,940,358)	(328,430,643)

Net decrease	(6,025,834)	$(65,974,208)	(7,477,122)	$(80,292,241)

Decrease derived from capital shares transactions		$(64,611,696)		$(79,823,636)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.02	$9.33	$10.33	$9.73	$9.93

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.20	0.19	0.18	0.17
Net realized and unrealized gain (loss)	1.10	1.29	(0.49)	1.09	0.52

Total income (loss) from investment operations	1.23	1.49	(0.30)	1.27	0.69

Less Distributions
Distributions from net investment income	(0.22)	(0.23)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.46)	(0.57)	(0.49)	(0.45)	(0.66)

Total distributions	(0.68)	(0.80)	(0.70)	(0.67)	(0.89)

Net Asset Value, End of Period	$10.57	$10.02	$9.33	$10.33	$9.73

Total Return (%) (b)	13.30	16.59	(3.14)	13.37	7.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.36	2.04	1.93	1.74	1.78
Portfolio turnover rate (%)	31	5	5	5	8
Net assets, end of period (in millions)	$15.5	$13.2	$11.8	$12.0	$10.1
Please see following page for Financial Highlights footnote legend.

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.96	$9.28	$10.27	$9.68	$9.87

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.16	0.15	0.13	0.13
Net realized and unrealized gain (loss)	1.10	1.29	(0.47)	1.09	0.53

Total income (loss) from investment operations	1.20	1.45	(0.32)	1.22	0.66

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.18)	(0.18)	(0.19)
Distributions from net realized capital gains	(0.46)	(0.57)	(0.49)	(0.45)	(0.66)

Total distributions	(0.65)	(0.77)	(0.67)	(0.63)	(0.85)

Net Asset Value, End of Period	$10.51	$9.96	$9.28	$10.27	$9.68

Total Return (%) (b)	12.99	16.16	(3.41)	12.96	7.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.63	0.63	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.01	1.69	1.54	1.34	1.38
Portfolio turnover rate (%)	31	5	5	5	8
Net assets, end of period (in millions)	$2,666.1	$2,587.0	$2,479.5	$2,923.2	$2,875.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$773,868,228	$0	$932,072,288

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$1,628,950	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstandingshares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2020
American Funds Bond Fund (Class 1)	$483,543,870	$15,281,163	$(67,513,496)	$5,847,141	$23,640,862	$460,799,540
American Funds Global Bond Fund (Class 1)	76,415,974	23,612,776	(2,153,976)	(88,573)	6,884,596	104,670,797
American Funds High-Income Bond Fund (Class 1)	129,973,715	33,126	(117,224,752)	(23,257,278)	10,475,189	—
American Funds International Growth and Income Fund (Class 1)	160,177,058	21,725,790	(19,260,908)	1,493,940	10,465,006	174,600,886
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	506,131,568	154,777	(547,480,182)	31,805,964	9,387,873	—

	$1,356,242,185	$60,807,632	$(753,633,314)	$15,801,194	$60,853,526	$740,071,223

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
American Funds Bond Fund (Class 1)	$4,240,104	$10,299,619	38,755,218
American Funds Global Bond Fund (Class 1)	1,655,836	1,439,865	8,088,933
American Funds International Growth and Income Fund (Class 1)	—	2,686,098	9,184,686

	$5,895,940	$14,425,582

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,292,359,581

Gross unrealized appreciation	407,215,367
Gross unrealized depreciation	(16,369,440)

Net unrealized appreciation (depreciation)	$390,845,927

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$47,345,516	$50,892,723	$115,514,870	$144,625,776	$162,860,386	$195,518,499

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,592,571	$89,462,117	$390,845,927	$—	$521,900,615

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Moderate Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one, three- and five-year periods ended June 30, 2020. The Board noted that the Portfolio outperformed the Dow Jones Moderate Index for the one-, three-, and five-year periods ended October 31, 2020. The Board further noted that the Portfolio underperformed the Brighthouse Moderate AA Narrow Index for the three-year and five-year periods ended October 31, 2020, and outperformed the same benchmark for the one-year period ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board further considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and equal to the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the AQR Global Risk Balanced Portfolio returned 3.02%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

Concerns surrounding COVID-19 accelerated in early 2020 after its emergence in China and as Italy, shortly thereafter, experienced the first major COVID-19 outbreak outside of Asia, with increased case numbers and economic shutdowns in other countries emerging as the outbreak became a global pandemic. Equities and commodities sold off sharply as a result, while aggressive monetary stimulus supported global fixed income markets. Although stimulus measures generated a modest bounce in equities at the end of March, the MSCI World Index suffered its worst quarter since 2008 and economists were projecting unprecedented declines in gross domestic product in the near term.

As the year progressed, however, most developed countries aimed to bring COVID-19 case rates down meaningfully from the peaks reached in March and April. By early May, case counts and reported deaths were in decline and vaccine production on an accelerated timeline appeared to be proceeding without any major disappointments, prompting most European countries and some U.S. states to begin to gradually ease lockdown measures. Equity and commodity markets responded favorably to these signs of progress, while bonds held on to their gains and central banks maintained their accommodative stances.

However, positive economic news early in the third quarter was accompanied by increases in COVID-19 cases in a number of countries. A “second wave” began in Europe and steadily worsened throughout the third quarter, with diagnosed case rates in countries such as France and Spain eventually exceeding peaks from earlier in the year.

At the start of the fourth quarter, global COVID-19 cases were rising significantly, with case rates eventually reaching new highs in several countries. However, after market sentiment came under pressure in October, developments in November proved much more favorable for equities and other risky assets. Equities rallied as uncertainty surrounding the U.S. presidential election faded, and as the U.S. Congress agreed on a $900 billion fiscal stimulus plan. An even larger positive jolt to risk sentiment arrived the following week, when Pfizer published the results of its stage three COVID-19 vaccine trials showing high efficacy. Confirmation that an effective vaccine would be available sooner rather than later bolstered confidence that the global economy could make progress towards a more complete recovery in 2021. The combination of increased confidence in the global growth outlook and continued accommodative policy from the U.S. Federal Reserve, the European Central Bank, and other major central banks also created a particularly favorable environment for emerging market assets in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk from three primary sources: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount to portfolio returns and variability, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of up to 10%. The Portfolio management process adjusts exposures to each of the three risk categories using proprietary volatility forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 3.02% for the 12-month period ended December 31, 2020. Nominal bonds contributed (+6.9%), as continued global growth concerns and central bank easing caused yields to fall. Equities detracted (-0.8%), as the COVID-19 outbreak remained a global pandemic, triggering large-scale disruptions to economic activity early in the year. Inflation-sensitive assets detracted (-2.0%) from the Portfolio as commodities (-3.5%) sold of sharply in response to shelter-in-place orders, while inflation-linked bonds (+1.5%) gained, benefiting from lower real yields. Underperformance relative to the Portfolio’s benchmark can largely be attributed to the inclusion of commodities and the smaller allocation to equities. Commodities sold off sharply in the first quarter, particularly in Energy, as lockdowns drove fears of depressed demand, but recovered some of those losses over the remainder of the year. The Portfolio held less exposure to equities, on average, compared to the benchmark and these exposures were smaller than average due to elevated levels of forecasted volatility in equities throughout the year beginning in the second half of the first quarter.

AQR’s systematic portfolio management process dynamically adjusts position sizes in an attempt to counter changes in the volatility of the underlying assets. The Portfolio entered 2020 with a total market exposure of 240%. As of December 31, 2020, the Portfolio’s exposures were 34% equities, 118% nominal bonds, 36% inflation-linked bonds, and 26% commodities, for a total Portfolio exposure of 215%.

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equity indices, nominal bonds, and commodities. Index swaps are also used to gain exposure to commodity markets. Swaps on futures are used when holding limits, local regulations, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds, but instead holds those securities directly. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Yao Hua Ooi

John J. Huss

Ronen Israel

Michael A. Mendelson

Lars Nielsen

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
AQR Global Risk Balanced Portfolio
Class B	3.02	6.72	3.82
Dow Jones Moderate Index	12.24	9.36	7.21

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	118.4
Global Inflation-Linked Bonds	36.3
Global Developed Equities	26.3
Commodities	25.9
Global Emerging Equities	5.0
U.S. Mid Cap Equities	1.4
U.S. Small Cap Equities	1.2

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.89%	$1,000.00	$1,105.60	$4.71
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—21.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—21.0%
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/24 (a)	27,300,541	$29,266,873
0.125%, 04/15/25 (a)	11,088,770	11,926,981
0.125%, 07/15/26 (a)	40,382,831	44,398,910
0.125%, 01/15/30 (a)	99,889,335	111,387,114
0.250%, 07/15/29 (a)	69,525,985	78,673,387
0.375%, 07/15/25 (a)	33,489,001	36,774,363
0.375%, 01/15/27 (a)	49,153,608	54,835,808
0.375%, 07/15/27 (a)	51,274,557	57,669,282
0.500%, 01/15/28 (a)	58,470,792	66,277,495
0.750%, 07/15/28 (a)	54,314,075	63,146,884
0.875%, 01/15/29 (a)	57,480,203	67,526,525

Total U.S. Treasury & Government Agencies (Cost $576,186,660)		621,883,622

Foreign Government—12.2%

Sovereign—12.2%
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 04/15/30 (EUR) (a)	73,311,596	107,531,197
France Government Bond OAT
0.100%, 03/01/26 (144A) (EUR) (a)	3,685,718	4,860,961
0.100%, 03/01/29 (EUR) (a)	16,095,840	22,205,068
0.700%, 07/25/30 (144A) (EUR) (a)	32,701,656	48,486,652
1.850%, 07/25/27 (EUR) (a)	33,978,309	50,970,474
United Kingdom Gilt Inflation Linked Bonds
0.125%, 08/10/28 (GBP) (a)	13,559,195	23,423,859
0.125%, 03/22/29 (GBP) (a)	15,879,020	27,866,806
1.250%, 11/22/27 (GBP) (a)	14,590,150	26,444,349
1.250%, 11/22/32 (GBP) (a)	22,635,180	49,135,490

Total Foreign Government (Cost $324,328,143)		360,924,856

Short-Term Investments—61.8%

Mutual Funds—31.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.010% (b)	228,269,787	228,269,787
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.090% (b)	222,809,653	222,809,653
State Street Institutional Liquid Reserves Fund, Premier Class 0.100% (b) (c)	40,538,604	40,546,712
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 0.010% (b)	180,676,601	180,676,601
UBS Select Treasury Institutional Fund, Institutional Class 0.010% (b)	258,893,342	258,893,342

		931,196,095

U.S. Treasury—30.4%
U.S. Treasury Bills
0.085%, 06/17/21 (d)	8,637,000	8,633,754
0.090%, 05/27/21 (d)	9,781,000	9,777,989
0.090%, 06/03/21 (d) (e)	7,059,000	7,056,566
0.090%, 06/10/21 (d) (e)	3,570,000	3,568,712
0.090%, 06/24/21 (d) (e)	13,978,000	13,972,522
0.100%, 05/20/21 (d)	43,203,000	43,189,739
0.100%, 07/01/21 (d)	72,773,000	72,742,355
0.105%, 03/25/21 (d)	97,865,000	97,848,689
0.105%, 04/01/21 (d)	90,306,000	90,288,541
0.110%, 04/08/21 (d)	96,052,000	96,033,190
0.110%, 05/06/21 (d)	78,891,000	78,868,944
0.110%, 05/13/21 (d)	89,246,000	89,220,016
0.115%, 03/04/21 (d)	1,923,000	1,922,779
0.115%, 04/15/21 (d)	40,433,000	40,423,641
0.115%, 04/22/21 (d)	56,552,000	56,538,428
0.120%, 02/18/21 (d)	25,875,000	25,872,898
0.120%, 02/25/21 (d)	71,103,000	71,096,067
0.130%, 01/21/21 (d)	52,620,000	52,618,882
0.130%, 01/28/21 (d) (e)	1,496,000	1,495,943
0.145%, 01/14/21 (d) (e)	33,160,000	33,159,585
0.165%, 01/07/21 (d)	7,728,000	7,727,981

		902,057,221

Total Short-Term Investments (Cost $1,833,179,164)		1,833,253,316

Total Investments—95.0% (Cost $2,733,693,967)		2,816,061,794
Other assets and liabilities (net)—5.0%		148,152,002

Net Assets—100.0%		$2,964,213,796

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(c)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts and OTC swap contracts. As of December 31, 2020, the market value of securities pledged was $40,546,712.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $3,449,219.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $53,347,613, which is 1.8% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	7,174,000	CBNA	03/17/21	USD	9,551,299	$263,555
GBP	12,538,000	CBNA	03/17/21	USD	16,758,843	394,577

Contracts to Deliver
EUR	10,156,943	CBNA	03/17/21	USD	12,099,178	(329,225)
EUR	10,007,577	CBNA	03/17/21	USD	11,951,028	(294,606)
EUR	10,007,576	CBNA	03/17/21	USD	11,945,567	(300,065)
EUR	10,007,576	CBNA	03/17/21	USD	12,024,037	(221,595)
EUR	10,007,576	CBNA	03/17/21	USD	12,020,052	(225,580)
EUR	9,957,788	CBNA	03/17/21	USD	11,968,011	(216,698)
EUR	9,957,787	CBNA	03/17/21	USD	11,882,015	(302,693)
EUR	9,957,787	CBNA	03/17/21	USD	11,879,452	(305,257)
EUR	9,957,787	CBNA	03/17/21	USD	11,870,502	(314,207)
EUR	9,957,787	CBNA	03/17/21	USD	11,865,530	(319,178)
EUR	9,957,787	CBNA	03/17/21	USD	11,968,160	(216,549)
EUR	9,858,210	CBNA	03/17/21	USD	11,767,593	(295,270)
EUR	9,858,210	CBNA	03/17/21	USD	11,840,122	(222,740)
EUR	9,858,209	CBNA	03/17/21	USD	11,759,331	(303,530)
EUR	9,858,209	CBNA	03/17/21	USD	11,771,834	(291,028)
EUR	9,006,819	CBNA	03/17/21	USD	10,679,192	(341,878)
EUR	9,006,818	CBNA	03/17/21	USD	10,684,514	(336,554)
EUR	8,962,009	CBNA	03/17/21	USD	10,638,689	(327,549)
EUR	8,962,008	CBNA	03/17/21	USD	10,637,084	(329,153)
EUR	8,872,388	CBNA	03/17/21	USD	10,525,115	(331,460)
EUR	4,978,894	CBNA	03/17/21	USD	5,904,945	(187,410)
GBP	12,132,849	CBNA	03/17/21	USD	16,192,510	(406,617)
GBP	12,132,848	CBNA	03/17/21	USD	16,180,609	(418,517)
GBP	10,312,921	CBNA	03/17/21	USD	13,691,624	(417,633)
GBP	10,312,921	CBNA	03/17/21	USD	13,784,650	(324,607)
GBP	10,009,600	CBNA	03/17/21	USD	13,310,336	(383,943)
GBP	10,009,600	CBNA	03/17/21	USD	13,352,976	(341,304)
GBP	10,009,600	CBNA	03/17/21	USD	13,356,198	(338,082)
GBP	10,009,599	CBNA	03/17/21	USD	13,306,031	(388,247)
GBP	7,734,691	CBNA	03/17/21	USD	10,345,118	(236,825)
GBP	7,583,030	CBNA	03/17/21	USD	10,163,889	(210,565)
GBP	7,507,200	CBNA	03/17/21	USD	10,061,586	(209,123)
GBP	7,507,199	CBNA	03/17/21	USD	10,059,174	(211,534)
GBP	6,066,424	CBNA	03/17/21	USD	8,096,782	(202,781)

Net Unrealized Depreciation						$(9,443,871)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	01/15/21	32	EUR	3,996,992	$33,481
Australian 10 Year Treasury Bond Futures	03/15/21	955	AUD	140,604,726	225,207
CAC 40 Index Futures	01/15/21	205	EUR	11,361,100	24,899
Canada Government Bond 10 Year Futures	03/22/21	942	CAD	140,452,200	76,452
Copper Futures	03/29/21	173	USD	15,219,675	1,133,528
Cotton No. 2 Futures	03/09/21	74	USD	2,890,440	225,131
DAX Index Futures	03/19/21	28	EUR	9,622,200	414,994
Euro STOXX 50 Index Futures	03/19/21	843	EUR	29,926,500	390,972
Euro-Bund Futures	03/08/21	3,046	EUR	541,091,440	2,975,384

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	03/19/21	400	GBP	25,680,000	$(394,732)
FTSE JSE Top 40 Index Futures	03/18/21	166	ZAR	90,674,180	(20,735)
FTSE MIB Index Futures	03/19/21	22	EUR	2,434,190	39,383
FTSE Taiwan Index Futures	01/28/21	207	USD	10,563,210	149,475
Hang Seng China Enterprises Index Futures	01/28/21	367	HKD	196,363,350	694,963
Hang Seng Index Futures	01/28/21	33	HKD	44,911,350	160,502
IBEX 35 Index Futures	01/15/21	31	EUR	2,501,917	(9,468)
Japanese Government 10 Year Bond Futures	03/15/21	184	JPY	27,953,280,000	(183,508)
KOSPI 200 Index Futures	03/11/21	125	KRW	12,160,937,500	720,735
LME Aluminum Futures	03/15/21	166	USD	8,206,625	(276,672)
LME Aluminum Futures	01/22/21	2	USD	98,950	6,794
LME Aluminum Futures	03/04/21	1	USD	49,400	(1,642)
LME Aluminum Futures	03/09/21	3	USD	148,200	(4,121)
LME Nickel Futures	01/22/21	2	USD	198,807	8,661
LME Nickel Futures	03/04/21	1	USD	99,585	3,127
LME Nickel Futures	03/09/21	1	USD	99,610	18
LME Nickel Futures	03/15/21	57	USD	5,679,936	137,691
LME Zinc Futures	01/22/21	4	USD	273,333	15,521
LME Zinc Futures	03/04/21	2	USD	137,299	(1,582)
LME Zinc Futures	03/09/21	3	USD	206,072	(7,479)
LME Zinc Futures	03/15/21	101	USD	6,942,058	(89,253)
Lean Hogs Futures	02/12/21	111	USD	3,120,210	116,435
Live Cattle Futures	02/26/21	137	USD	6,303,370	144,937
Russell 2000 Index E-Mini Futures	03/19/21	369	USD	36,435,060	1,057,880
S&P 500 Index E-Mini Futures	03/19/21	2,877	USD	539,264,880	13,985,389
S&P Midcap 400 Index E-Mini Futures	03/19/21	180	USD	41,463,000	1,108,117
S&P TSX 60 Index Futures	03/18/21	156	CAD	32,101,680	(235,806)
SGX CNX Nifty Index Futures	01/28/21	571	USD	16,006,272	60,055
SPI 200 Index Futures	03/18/21	140	AUD	22,879,500	(62,655)
Soybean Futures	03/12/21	206	USD	13,503,300	1,545,278
Soybean Meal Futures	03/12/21	189	USD	8,115,660	900,762
Soybean Oil Futures	03/12/21	241	USD	6,131,040	688,419
Sugar No. 11 Futures	02/26/21	342	USD	5,933,290	755,566
TOPIX Index Futures	03/11/21	364	JPY	6,568,380,000	1,378,028
U.S. Treasury Note 10 Year Futures	03/22/21	7,902	USD	1,091,093,344	1,124,443
United Kingdom Long Gilt Bond Futures	03/29/21	845	GBP	114,531,300	1,627,772
Wheat Futures	03/12/21	191	USD	6,116,775	464,600

Futures Contracts—Short
LME Aluminum Futures	01/22/21	(2)	USD	(98,950)	(6,835)
LME Aluminum Futures	03/04/21	(1)	USD	(49,400)	1,572
LME Aluminum Futures	03/09/21	(3)	USD	(148,200)	3,141
LME Nickel Futures	01/22/21	(2)	USD	(198,807)	(9,573)
LME Nickel Futures	03/04/21	(1)	USD	(99,585)	(2,988)
LME Nickel Futures	03/09/21	(1)	USD	(99,610)	(613)
LME Zinc Futures	01/22/21	(4)	USD	(273,333)	(16,620)
LME Zinc Futures	03/04/21	(2)	USD	(137,299)	1,295
LME Zinc Futures	03/09/21	(3)	USD	(206,072)	7,746

Net Unrealized Appreciation					$31,084,071

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
02/17/21	GSI	Bovespa Index Futures	BRL	32,999,238	$188,924	$—	$188,924
02/17/21	MLI	Bovespa Index Futures	BRL	12,769,135	66,645	—	66,645
01/28/21	MLI	Brent Crude Oil Futures	USD	9,010,370	210,030	—	210,030
02/10/21	CBNA	Coffee “C” Futures	USD	4,040,752	672,435	—	672,435
02/10/21	MLI	Coffee “C” Futures	USD	177,975	14,400	—	14,400
01/06/21	MLI	Commodity Excess-Return Index (a)	USD	543,139,022	27,636,492	—	27,636,492
02/19/21	CBNA	Corn No. 2 Futures	USD	9,628,545	1,455,055	—	1,455,055
02/19/21	MLI	Corn No. 2 Futures	USD	1,410,338	211,063	—	211,063
03/08/21	BOA	Euro-Bund Futures	EUR	163,605,765	217,838	—	217,838
01/29/21	MLI	Gold 100 oz. Futures	USD	27,440,310	796,680	—	796,680
01/28/21	GSI	Hang Seng China Enterprises Index Futures	HKD	312,371,722	1,116,844	—	1,116,844
01/28/21	MLI	Hang Seng China Enterprises Index Futures	HKD	15,129,422	49,923	—	49,923
01/28/21	GSI	Hang Seng Index Futures	HKD	11,924,272	41,829	—	41,829
01/28/21	MLI	Hang Seng Index Futures	HKD	6,628,929	22,679	—	22,679
03/15/21	BOA	Japanese Government 10 Year Bond Futures	JPY	10,949,489,240	(164,730)	—	(164,730)
02/19/21	MLI	KC Hard Red Winter Wheat Futures	USD	3,025,938	232,963	—	232,963
03/11/21	MLI	KOSPI 200 Index Futures	KRW	12,986,040,425	852,501	—	852,501
02/10/21	CBNA	Low Sulphur Gas Oil Futures	USD	2,829,819	88,881	—	88,881
02/10/21	MLI	Low Sulphur Gas Oil Futures	USD	162,950	6,250	—	6,250
01/28/21	CBNA	NY Harbor ULSD Futures	USD	2,449,209	106,239	—	106,239
01/28/21	MLI	NY Harbor ULSD Futures	USD	118,709	5,947	—	5,947
01/27/21	CBNA	Natural Gas Futures	USD	15,325,140	213,540	—	213,540
01/27/21	MLI	Natural Gas Futures	USD	681,200	4,330	—	4,330
01/28/21	CBNA	RBOB Gasoline Futures	USD	2,716,656	303,778	—	303,778
01/28/21	MLI	RBOB Gasoline Futures	USD	107,096	11,353	—	11,353
02/26/21	MLI	Silver Futures	USD	8,635,360	740,900	—	740,900
03/19/21	MLI	Swiss Market Index Futures	CHF	20,534,894	850,679	—	850,679
01/20/21	GSI	Taiwan Stock Index Futures	TWD	303,693,485	475,170	—	475,170
01/20/21	MLI	Taiwan Stock Index Futures	TWD	16,848,070	27,245	—	27,245
03/22/21	BOA	U.S. Treasury Note 10 Year Futures	USD	563,421,107	489,956	—	489,956
03/29/21	BOA	United Kingdom Long Gilt Bond Futures	GBP	25,228,134	346,506	—	346,506
01/19/21	MLI	WTI Crude Oil Futures	USD	10,213,280	509,640	—	509,640

Totals					$37,801,985	$—	$37,801,985

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Merrill Lynch International, as of December 31, 2020:

Futures Contracts—Long	Notional Value	Component Weighting
Gold 100 oz.	$80,321,777	14.8%
Natural Gas	45,745,006	8.4%
Copper	42,948,706	7.9%
Soybeans	38,343,715	7.0%
Corn No. 2 Yellow	35,965,432	6.6%
WTI Crude Oil	30,448,825	5.6%
Silver	26,577,312	4.9%
Brent Crude Oil	26,050,248	4.8%
LME Primary Aluminum	23,125,129	4.3%
Soybean Meal	23,001,832	4.2%
Zinc	19,625,723	3.6%
Live Cattle	17,901,472	3.3%
Wheat	17,345,550	3.2%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

OTC Total Return Swaps—(Continued)

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Oil	$17,328,273	3.2%
Sugar No. 11	16,804,172	3.1%
LME Primary Nickel	16,069,948	3.0%
Coffee “C”	13,919,509	2.6%
KC Hard Red Winter Wheat	9,247,533	1.7%
RBOB Gasoline	9,033,004	1.7%
Lean Hogs	8,840,806	1.6%
Low Sulphur Gasoil	8,754,974	1.6%
Cotton No. 2	8,173,235	1.5%
Heating Oil	7,566,841	1.4%

	$543,139,022	100.0%

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(GSI)—	Goldman Sachs International
(MLI)—	Merrill Lynch International

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$621,883,622	$—	$621,883,622
Total Foreign Government*	—	360,924,856	—	360,924,856
Short-Term Investments
Mutual Funds	931,196,095	—	—	931,196,095
U.S. Treasury	—	902,057,221	—	902,057,221
Total Short-Term Investments	931,196,095	902,057,221	—	1,833,253,316
Total Investments	$931,196,095	$1,884,865,699	$—	$2,816,061,794

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$658,132	$—	$658,132
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(10,102,003)	—	(10,102,003)
Total Forward Contracts	$—	$(9,443,871)	$—	$(9,443,871)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$32,408,353	$—	$—	$32,408,353
Futures Contracts (Unrealized Depreciation)	(1,324,282)	—	—	(1,324,282)
Total Futures Contracts	$31,084,071	$—	$—	$31,084,071
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$37,966,715	$—	$37,966,715
OTC Swap Contracts at Value (Liabilities)	—	(164,730)	—	(164,730)
Total OTC Swap Contracts	$—	$37,801,985	$—	$37,801,985

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$2,816,061,794
Cash	10,221,500
Cash denominated in foreign currencies (b)	4,604,469
Cash collateral (c)	125,558,989
OTC swap contracts at market value	37,966,715
Unrealized appreciation on forward foreign currency exchange contracts	658,132
Receivable for:
OTC swap contracts	2,194,566
Fund shares sold	34,412
Dividends and interest	1,859,051
Variation margin on futures contracts	9,854,142
Prepaid expenses	8,914

Total Assets	3,009,022,684
Liabilities
OTC swap contracts at market value	164,730
Cash collateral for OTC swap contracts and forward foreign currency exchange contracts	30,843,437
Unrealized depreciation on forward foreign currency exchange contracts	10,102,003
Payables for:
OTC swap contracts	299,950
Investments purchased	2,533
Fund shares redeemed	777,514
Interest on OTC swap contracts	84,852
Accrued Expenses:
Management fees	1,516,798
Distribution and service fees	621,177
Deferred trustees’ fees	159,087
Other expenses	236,807

Total Liabilities	44,808,888

Net Assets	$2,964,213,796

Net Assets Consist of:
Paid in surplus	$2,729,677,322
Distributable earnings (Accumulated losses)	234,536,474

Net Assets	$2,964,213,796

Net Assets
Class B	$2,964,213,796
Capital Shares Outstanding*
Class B	358,369,296
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,733,693,967.
(b)	Identified cost of cash denominated in foreign currencies was $4,562,788.
(c)	Includes collateral of $95,958,989 for futures contracts, and $29,600,000 for OTC swap contracts and forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$3,884,620
Interest	7,947,792

Total investment income	11,832,412
Expenses
Management fees	18,136,226
Administration fees	162,944
Custodian and accounting fees	462,929
Distribution and service fees—Class B	7,348,428
Audit and tax services	100,320
Legal	54,589
Trustees’ fees and expenses	54,229
Shareholder reporting	108,889
Insurance	22,791
Miscellaneous	26,317

Total expenses	26,477,662
Less management fee waiver	(193,937)

Net expenses	26,283,725

Net Investment Loss	(14,451,313)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(8,360,695)
Futures contracts	70,850,298
Swap contracts	(74,968,570)
Foreign currency transactions	1,186,514
Forward foreign currency transactions	(9,469,282)

Net realized loss	(20,761,735)

Net change in unrealized appreciation (depreciation) on:
Investments	66,172,959
Futures contracts	41,968,851
Swap contracts	5,636,401
Foreign currency transactions	98,476
Forward foreign currency transactions	(2,478,841)

Net change in unrealized appreciation	111,397,846

Net realized and unrealized gain	90,636,111

Net Increase in Net Assets From Operations	$76,184,798

(a)	Net of foreign withholding taxes of $248,890.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(14,451,313)	$25,974,427
Net realized gain (loss)	(20,761,735)	455,359,124
Net change in unrealized appreciation	111,397,846	105,268,442

Increase in net assets from operations	76,184,798	586,601,993

From Distributions to Shareholders
Class B	(370,949,651)	(95,945,477)

Total distributions	(370,949,651)	(95,945,477)

Increase (decrease) in net assets from capital share transactions	22,929,271	(350,954,111)

Total increase (decrease) in net assets	(271,835,582)	139,702,405

Net Assets
Beginning of period	3,236,049,378	3,096,346,973

End of period	$2,964,213,796	$3,236,049,378

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	883,973	$7,281,304	594,709	$5,259,900
Reinvestments	50,264,180	370,949,651	11,195,505	95,945,477
Redemptions	(43,192,188)	(355,301,684)	(51,452,525)	(452,159,488)

Net increase (decrease)	7,955,965	$22,929,271	(39,662,311)	$(350,954,111)

Increase (decrease) derived from capital shares transactions		$22,929,271		$(350,954,111)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.23	$7.94	$9.36	$9.12	$8.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	0.07	0.09	0.03	(0.02)
Net realized and unrealized gain (loss)	0.20	1.48	(0.62)	0.82	0.77

Total income (loss) from investment operations	0.16	1.55	(0.53)	0.85	0.75

Less Distributions
Distributions from net investment income	(0.21)	(0.26)	(0.04)	(0.16)	0.00
Distributions from net realized capital gains	(0.91)	0.00	(0.85)	(0.45)	0.00

Total distributions	(1.12)	(0.26)	(0.89)	(0.61)	0.00

Net Asset Value, End of Period	$8.27	$9.23	$7.94	$9.36	$9.12

Total Return (%) (b)	3.14 (c)	19.79 (c)	(6.35)	9.80	8.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.89	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	0.90	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (d)	0.89	0.89	0.89	0.88	0.88
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.89	0.89	0.89	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.49)	0.80	1.08	0.29	(0.20)
Portfolio turnover rate (%)	74	101	26	32	54
Net assets, end of period (in millions)	$2,964.2	$3,236.0	$3,096.3	$3,754.9	$3,809.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $296,507,902 in the Subsidiary, representing 9.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

BHFTI-15

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA” ), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2020.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$1,054,300	OTC swap contracts at market value	$164,730
	Unrealized appreciation on futures contracts (a) (b)	6,029,258	Unrealized depreciation on futures contracts (a) (b)	183,508
Equity	OTC swap contracts at market value	3,692,439
	Unrealized appreciation on futures contracts (a) (b)	20,218,873	Unrealized depreciation on futures contracts (a) (b)	723,396
Commodity	OTC swap contracts at market value (c)	33,219,976
	Unrealized appreciation on futures contracts (a) (b)	6,160,222	Unrealized depreciation on futures contracts (a) (b)	417,378
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	658,132	Unrealized depreciation on forward foreign currency exchange contracts	10,102,003

		$71,033,200		$11,591,015

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest payable of $84,852.
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,054,300	$(164,730)	$(889,570)	$—
Citibank N.A.	3,498,060	(3,498,060)	—	—
Goldman Sachs International	1,822,767	—	(820,000)	1,002,767
Merrill Lynch International	32,249,720	—	(28,413,283)	3,836,437

	$38,624,847	$(3,662,790)	$(30,122,853)	$4,839,204

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$164,730	$(164,730)	$—	$—
Citibank N.A.	10,102,003	(3,498,060)	(6,603,943)	—

	$10,266,733	$(3,662,790)	$(6,603,943)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(9,469,282)	$(9,469,282)
Futures contracts	105,574,258	(37,343,244)	2,619,284	—	70,850,298
Swap contracts	63,778,518	(15,745,036)	(123,002,052)	—	(74,968,570)

	$169,352,776	$(53,088,280)	$(120,382,768)	$(9,469,282)	$(13,587,554)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(2,478,841)	$(2,478,841)
Futures contracts	34,960,984	4,230,800	2,777,067	—	41,968,851
Swap contracts	10,185,727	1,254,842	(5,804,168)	—	5,636,401

	$45,146,711	$5,485,642	$(3,027,101)	$(2,478,841)	$45,126,411

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$673,556,288
Futures contracts long	3,172,553,408
Futures contracts short	(17,915,660)
Swap contracts	1,539,204,906

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$382,454,832	$283,130,644	$467,623,279	$360,153,192

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$18,136,226	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,746,921,056

Gross unrealized appreciation	120,268,635
Gross unrealized depreciation	(4,532,065)

Net unrealized appreciation (depreciation)	$115,736,570

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$228,225,525	$95,945,477	$142,724,126	$—	$370,949,651	$95,945,477

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$69,181,017	$49,743,332	$115,771,212	$—	$234,695,561

BHFTI-23

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AQR Global Risk Balanced Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AQR Global Risk Balanced Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the AQR Global Risk Balanced Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-28

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-29

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

AQR Global Risk Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2020, and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned 27.68% and 27.30%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 18.31%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities ended 2020 on a high note despite the shock from the coronavirus (“COVID-19”) pandemic and other major challenges. Initial optimism from a U.S.-China trade agreement gave way to the emergence of the pandemic that sent equity markets worldwide into a tailspin. In the vacuum of information about the virus, governments imposed draconian lockdowns to contain its spread. This brought international travel and trade to a standstill, hampering economic activity. Commodity prices also plummeted as demand evaporated. Emerging markets were particularly hard hit as their currencies slumped against the U.S. dollar. All of this caused the asset class to sell off aggressively in the first quarter.

Markets rebounded subsequently, as many economies reopened for business over the summer. Generous pandemic-relief packages in China, Japan, the European Union, and the U.S., helped reignite trade and consumer activity, while unprecedented policy support by central banks worldwide also fueled the rally. The Technology sector was a key beneficiary, as the pandemic-induced lockdowns and work-from-home policies pushed consumers and businesses online. This led to a higher demand for e-commerce, while the surge in demand for data servers, smart phones, and memory chips supported resilient earnings and healthy margins for tech and semiconductor suppliers.

A growing divergence in fortunes soon became apparent in the latter half. Governments that had reopened their economies too eagerly found themselves inundated by a spike in infections, whereas those that had been more circumspect experienced a smoother recovery. Improving domestic consumption and economic data, as well as the stellar performances of the tech-heavy Northeast Asian markets led the recovery for the asset class, spearheading its outperformance against its developed market peers. Elsewhere, Indian stocks benefited from the ruling party’s key agricultural reforms, whereas Latin America was lifted by a recovery in commodity and energy prices, and a weakening U.S. dollar.

By the end of the period, the approval of several viable COVID-19 vaccines and the rollout of inoculations lifted hopes for a faster global economic recovery, shifting investors’ focus towards riskier assets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI Emerging Market Index (the “Index”), in 2020. The outperformance was predominantly driven by strong stock selection, especially in China, Korea, and Taiwan.

At the country level, while the underweight to China was negative, good stock selection more than made up for it over the reporting period. Mainland stocks dominated the top contributors across various sectors as Chinese companies led emerging market equities’ recovery from their March troughs when the COVID-19 pandemic was at its worst. The world’s largest mono-crystalline silicon wafer manufacturer Longi Green Energy was one of the best performers. The stock rose impressively since the beginning of the period, its healthy results attributable to the growing demand for its products. Among Consumer Discretionary holdings, China Tourism Group Duty Free stood out. It posted remarkable earnings growth in 2020 due to supportive government policies that helped the duty-free retail operator, especially in Hainan. Among healthcare holdings, Wuxi Biologics ended the year on a high, with its demand outlook looking robust entering 2021. The stock delivered good growth in new drug development projects and has fared well amid the COVID-19 pandemic, as investors looked to the company to help in developing new treatments for COVID-19. Additionally, the Portfolio’s exposure to Tencent supported relative performance as the entertainment and social-media giant proved defensive during the lockdowns; time spent on digital entertainment, including online games, surged in the period.

At the sector level, technology-related, growth-led stocks thrived over the period. Shares in South Korean electric-vehicle battery maker LG Chem rose on expectations that demand for electric vehicles would increase, led by supportive government policies and subsidies. Core semiconductor suppliers ASML Holdings (the Netherlands), Samsung Electronics (South Korea), and Taiwan Semiconductor Manufacturing Co. (Taiwan) also lifted the Portfolio’s relative performance over the reporting period. The improved outlook for memory prices amid tighter supply, lower inventory levels, and reduced investment in industry capacity supported these holdings.

Elsewhere, e-commerce volumes across the asset class also rose as widespread lockdowns and social-distancing measures forced more people to shop online; this trend benefited firms such as Meituan Dianping in China, Mercado Libre in Latin America, and Yandex in Russia.

On the flip side, the Portfolio’s lack of exposure to Alibaba (China) over most of the period proved costly as the e-commerce giant maintained impressive results despite challenging market conditions. We initiated a position in the stock during October after we had observed improvements on several fronts, including its corporate governance structure. However, towards the end of the period, an anti-trust probe into the company hampered its share price. We have been building our positon in the stock on weakness as we believe that ultimately, Alibaba should be better able to adapt to changes, relative to smaller players, due to its formidable economic moat. However, we remain cautious in the near term as the regulatory investigation is ongoing, and we will continue to monitor the risks.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

As bottom-up stock pickers, our country and sector allocations are driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the Index. At the country level, the Portfolio was overweight India, Hong Kong (which is not part of the benchmark), and Brazil at period-end. India is home to many high-quality companies, and we believed our holdings continued to have good long-term prospects, despite recent setbacks. Meanwhile, we liked Hong Kong as the territory offers listed companies that have diversified, regional business activities, as well as good standards of accounting and transparency. We believe Brazil offers a deep market of quality companies at attractive valuations, while corporate governance is also improving in Latin America’s largest economy.

In contrast, the Portfolio was underweight China, Taiwan, and Korea at period-end. While we were underweight China-listed companies, we had an overweight exposure via holdings listed outside the mainland that offered good exposure to the Chinese market. We were getting more comfortable with the investment landscape there as companies’ quality and corporate governance improved. The Taiwanese market in this export-oriented economy offers a relatively narrow selection of companies, the bulk of them in the technology sector. Most of these companies lack market leadership in terms of both technology and branding. Korea is a relatively mature economy with well-known brands such as Samsung and Hyundai. The domination of the chaebol (or huge conglomerates) can make the business landscape less competitive, while moves to prevent hostile domestic takeovers have also raised concerns.

In terms of sector positioning, at period-end, the Portfolio was overweight consumer-focused industries, such as Consumer Staples and Financials, and underweight Industrials because of cyclicality of commodity prices, and had less exposure to companies in industries where government regulation restricts profitability, such as Communication Services and Utilities.

Devan Kaloo

Joanne Irvine

Hugh Young

Flavia Cheong

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	27.68	13.84	3.66
Class B	27.30	13.55	3.40
MSCI Emerging Markets Index	18.31	12.80	3.63

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	9.2
Taiwan Semiconductor Manufacturing Co., Ltd.	9.0
Tencent Holdings, Ltd.	6.6
Alibaba Group Holding, Ltd.	3.3
Housing Development Finance Corp., Ltd.	2.9
Vale S.A.(ADR)	2.4
Midea Group Co., Ltd. - Class A	2.4
LONGi Green Energy Technology Co., Ltd. - Class A	2.4
Meituan - Class B	2.3
LG Chem, Ltd.	2.2

Top Countries

% of Net Assets
China	38.3
South Korea	12.8
India	10.9
Taiwan	9.0
Brazil	6.3
Russia	4.2
Hong Kong	3.4
Mexico	3.3
Indonesia	2.2
South Africa	2.0

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.92%	$1,000.00	$1,418.10	$5.59
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

Class B (a)	Actual	1.17%	$1,000.00	$1,416.40	$7.11
	Hypothetical*	1.17%	$1,000.00	$1,019.26	$5.94

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—89.2% of Net Assets

Security Description	Shares	Value

Argentina—1.6%
MercadoLibre, Inc. (a)	10,250	$17,171,005

Brazil—5.0%
Banco Bradesco S.A. (ADR)	3,626,853	19,077,247
Vale S.A. (ADR)	1,548,800	25,957,888
WEG S.A.	578,126	8,483,805

		53,518,940

China—38.3%
Alibaba Group Holding, Ltd. (a)	1,225,700	35,812,048
Autohome, Inc. (ADR) (b)	105,917	10,551,452
Budweiser Brewing Co. APAC, Ltd.	3,129,900	10,346,785
China Conch Venture Holdings, Ltd.	1,479,500	7,198,108
China Merchants Bank Co., Ltd. - Class H	1,801,000	11,437,816
China Resources Gas Group, Ltd.	2,150,000	11,435,390
China Resources Land, Ltd.	4,098,000	16,980,128
China Tourism Group Duty Free Corp., Ltd. - Class A	481,595	20,841,126
Hangzhou Tigermed Consulting Co., Ltd. - Class A	223,499	5,538,889
Hangzhou Tigermed Consulting Co., Ltd. - Class H (a)	103,100	2,389,091
Kweichow Moutai Co., Ltd. - Class A	59,767	18,264,143
Li Ning Co., Ltd.	898,000	6,186,331
LONGi Green Energy Technology Co., Ltd. - Class A	1,820,546	25,788,426
Meituan - Class B (a)	643,100	24,596,220
Midea Group Co., Ltd. - Class A	1,716,089	25,875,331
NARI Technology Co., Ltd. - Class A	2,933,700	11,942,478
New Oriental Education & Technology Group, Inc. (ADR) (a)	64,116	11,913,394
Ping An Insurance Group Co. of China, Ltd. - Class H	1,744,500	21,427,758
Prosus NV	177,610	19,106,102
Shanghai International Airport Co., Ltd. - Class A	1,043,522	12,078,240
Shenzhou International Group Holdings, Ltd.	698,900	13,708,004
Tencent Holdings, Ltd.	979,800	71,591,268
Wuxi Biologics Cayman, Inc. (a)	1,471,500	19,600,471

		414,608,999

Hong Kong—3.4%
AIA Group, Ltd.	1,413,200	17,407,328
Hong Kong Exchanges and Clearing, Ltd.	356,390	19,601,582

		37,008,910

India—10.9%
Hindustan Unilever, Ltd.	302,338	9,921,442
Housing Development Finance Corp., Ltd.	879,271	30,897,873
ITC, Ltd.	3,924,559	11,245,680
Kotak Mahindra Bank, Ltd. (a)	719,441	19,686,780
SBI Life Insurance Co., Ltd. (a)	1,051,177	13,045,478
Tata Consultancy Services, Ltd.	531,810	20,886,086
UltraTech Cement, Ltd.	173,077	12,515,192

		118,198,531

Indonesia—2.2%
Bank Central Asia Tbk PT	5,670,500	13,662,733
Bank Rakyat Indonesia Persero Tbk PT	34,842,200	10,342,358

		24,005,091

Macau—1.4%
Sands China, Ltd.	3,341,600	14,688,392

Mexico—3.3%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	170,077	12,886,734
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B (a) (b)	468,635	7,766,584
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	2,672,032	14,723,401

		35,376,719

Netherlands—1.2%
ASML Holding NV	27,479	13,279,556

Philippines—1.5%
Ayala Land, Inc.	14,562,640	12,402,821
Bank of the Philippine Islands	2,502,022	4,247,168

		16,649,989

Poland—0.6%
Allegro.eu S.A. (a)	266,192	6,048,743

Russia—4.2%
Lukoil PJSC (ADR)	150,933	10,317,780
Novatek PJSC	735,289	12,564,268
Sberbank of Russia PJSC	3,227,988	11,829,569
Yandex NV - Class A (a)	155,694	10,833,189

		45,544,806

South Africa—2.0%
Naspers, Ltd. - N Shares	106,304	21,757,416

South Korea—3.6%
LG Chem, Ltd.	30,986	23,586,868
Samsung SDI Co., Ltd. (a)	27,174	15,762,134

		39,349,002

Taiwan—9.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,173,000	97,156,602

United Kingdom—1.0%
Mondi plc	460,500	10,685,547

Total Common Stocks (Cost $615,988,559)		965,048,248

Preferred Stocks—10.5%

Brazil—1.3%
Petroleo Brasileiro S.A.	2,557,440	14,131,869

South Korea—9.2%
Samsung Electronics Co., Ltd.	1,464,230	99,394,849

Total Preferred Stocks (Cost $54,606,121)		113,526,718

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investment—0.4%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $4,182,093; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $4,265,800.	4,182,093	$4,182,093

Total Short-Term Investments (Cost $4,182,093)		4,182,093

Securities Lending Reinvestments (c)—1.1%

Repurchase Agreements—1.1%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,100,059; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,332,152.	2,100,000	2,100,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $811,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $827,257.	811,036	811,036
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,100,015; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $600,013; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $612,000.	600,000	600,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $500,018; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $555,577.	500,000	500,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $500,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $510,206.	500,000	500,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $750,018; collateralized by various Common Stock with an aggregate market value of $833,343.	750,000	750,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $600,013; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $665,638.	600,000	600,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $30,197; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $33,499.	30,196	30,196
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $36,117; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $40,060.	36,115	36,115
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,500,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $2,550,002.	2,500,000	2,500,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $800,016; collateralized by various Common Stock with an aggregate market value of $889,040.	800,000	800,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,100,046; collateralized by various Common Stock with an aggregate market value of $1,222,430.	1,100,000	1,100,000

		11,527,347

Mutual Funds—0.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (d)	300,000	300,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	200,000	200,000

		500,000

Total Securities Lending Reinvestments (Cost $12,027,347)		12,027,347

Total Investments—101.2% (Cost $686,804,120)		1,094,784,406
Other assets and liabilities (net)—(1.2)%		(12,570,499)

Net Assets—100.0%		$1,082,213,907

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $11,721,184 and the collateral received consisted of cash in the amount of $12,027,347. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Semiconductors & Semiconductor Equipment	12.6
Internet & Direct Marketing Retail	11.5
Banks	9.7
Technology Hardware, Storage & Peripherals	9.2
Interactive Media & Services	8.6
Insurance	4.8
Beverages	3.8
Oil, Gas & Consumable Fuels	3.4
Thrifts & Mortgage Finance	2.9
Real Estate Management & Development	2.7

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$17,171,005	$—	$—	$17,171,005
Brazil	45,035,135	8,483,805	—	53,518,940
China	22,464,846	392,144,153	—	414,608,999
Hong Kong	—	37,008,910	—	37,008,910
India	—	118,198,531	—	118,198,531
Indonesia	—	24,005,091	—	24,005,091
Macau	—	14,688,392	—	14,688,392
Mexico	35,376,719	—	—	35,376,719
Netherlands	—	13,279,556	—	13,279,556
Philippines	—	16,649,989	—	16,649,989
Poland	—	6,048,743	—	6,048,743
Russia	21,150,969	24,393,837	—	45,544,806
South Africa	—	21,757,416	—	21,757,416
South Korea	—	39,349,002	—	39,349,002
Taiwan	—	97,156,602	—	97,156,602
United Kingdom	—	10,685,547	—	10,685,547
Total Common Stocks	141,198,674	823,849,574	—	965,048,248
Total Preferred Stocks*	—	113,526,718	—	113,526,718
Total Short-Term Investment*	—	4,182,093	—	4,182,093
Securities Lending Reinvestments
Repurchase Agreements	—	11,527,347	—	11,527,347
Mutual Funds	500,000	—	—	500,000
Total Securities Lending Reinvestments	500,000	11,527,347	—	12,027,347
Total Investments	$141,698,674	$953,085,732	$—	$1,094,784,406

Collateral for Securities Loaned (Liability)	$—	$(12,027,347)	$—	$(12,027,347)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,094,784,406
Cash denominated in foreign currencies (c)	1,127,431
Receivable for:
Investments sold	4,403,377
Fund shares sold	36,207
Dividends	894,947
Prepaid expenses	2,607

Total Assets	1,101,248,975
Liabilities
Collateral for securities loaned	12,027,347
Payables for:
Investments purchased	425,567
Fund shares redeemed	988,354
Foreign taxes	4,220,741
Accrued Expenses:
Management fees	737,161
Distribution and service fees	119,464
Deferred trustees’ fees	173,762
Other expenses	342,672

Total Liabilities	19,035,068

Net Assets	$1,082,213,907

Net Assets Consist of:
Paid in surplus	$686,404,402
Distributable earnings (Accumulated losses) (d)	395,809,505

Net Assets	$1,082,213,907

Net Assets
Class A	$501,486,249
Class B	580,727,658
Capital Shares Outstanding*
Class A	35,552,454
Class B	41,554,075
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.11
Class B	13.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $686,804,120.
(b)	Includes securities loaned at value of $11,721,184.
(c)	Identified cost of cash denominated in foreign currencies was $1,123,634.
(d)	Includes foreign capital gains tax of $4,105,820.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$13,653,001
Interest	6,966
Securities lending income	19,004

Total investment income	13,678,971
Expenses
Management fees	8,616,918
Administration fees	47,045
Custodian and accounting fees	539,708
Distribution and service fees—Class B	1,215,345
Audit and tax services	55,340
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	63,017
Insurance	6,431
Miscellaneous	34,282

Total expenses	10,678,054
Less management fee waiver	(911,434)

Net expenses	9,766,620

Net Investment Income	3,912,351

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments (b)	52,828,007
Foreign currency transactions	(660,450)

Net realized gain	52,167,557

Net change in unrealized appreciation on:
Investments (c)	192,070,598
Foreign currency transactions	17,503

Net change in unrealized appreciation	192,088,101

Net realized and unrealized gain	244,255,658

Net Increase in Net Assets From Operations	$248,168,009

(a)	Net of foreign withholding taxes of $2,043,314.
(b)	Net of foreign capital gains tax of $458,760.
(c)	Includes change in foreign capital gains tax of $(875,418).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,912,351	$20,730,894
Net realized gain	52,167,557	119,267,245
Net change in unrealized appreciation	192,088,101	89,979,207

Increase in net assets from operations	248,168,009	229,977,346

From Distributions to Shareholders
Class A	(9,671,383)	(8,387,507)
Class B	(9,738,994)	(8,489,048)

Total distributions	(19,410,377)	(16,876,555)

Decrease in net assets from capital share transactions	(127,944,636)	(506,259,636)

Total increase (decrease) in net assets	100,812,996	(293,158,845)

Net Assets
Beginning of period	981,400,911	1,274,559,756

End of period	$1,082,213,907	$981,400,911

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,554,999	$23,824,023	657,211	$6,929,018
Reinvestments	1,004,297	9,671,383	808,824	8,387,507
Redemptions	(8,352,958)	(95,409,677)	(43,093,162)	(465,940,570)

Net decrease	(4,793,662)	$(61,914,271)	(41,627,127)	$(450,624,045)

Class B
Sales	3,235,898	$30,088,749	2,100,202	$21,750,810
Reinvestments	1,019,790	9,738,994	824,980	8,489,048
Redemptions	(9,464,394)	(105,858,108)	(8,277,050)	(85,875,449)

Net decrease	(5,208,706)	$(66,030,365)	(5,351,868)	$(55,635,591)

Decrease derived from capital shares transactions		$(127,944,636)		$(506,259,636)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.32	$9.54	$11.41	$8.99	$8.14

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.19	0.12	0.14	0.13	(b)
Net realized and unrealized gain (loss)	2.96	1.79	(1.68)	2.42	0.83

Total income (loss) from investment operations	3.02	1.98	(1.56)	2.56	0.96

Less Distributions
Distributions from net investment income	(0.23)	(0.20)	(0.31)	(0.14)	(0.11)

Total distributions	(0.23)	(0.20)	(0.31)	(0.14)	(0.11)

Net Asset Value, End of Period	$14.11	$11.32	$9.54	$11.41	$8.99

Total Return (%) (c)	27.68	20.98 (d)	(13.92)	28.59	11.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.01	0.99	0.99	1.00
Net ratio of expenses to average net assets (%) (e)	0.94	0.93	0.94	0.94	0.94
Ratio of net investment income to average net assets (%)	0.57	1.84	1.12	1.37	1.49	(b)
Portfolio turnover rate (%)	31	16	20	20	15
Net assets, end of period (in millions)	$501.5	$456.8	$782.0	$917.9	$801.5

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.22	$9.45	$11.30	$8.91	$8.07

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.21	0.09	0.11	0.11	(b)
Net realized and unrealized gain (loss)	2.94	1.74	(1.66)	2.39	0.82

Total income (loss) from investment operations	2.97	1.95	(1.57)	2.50	0.93

Less Distributions
Distributions from net investment income	(0.21)	(0.18)	(0.28)	(0.11)	(0.09)

Total distributions	(0.21)	(0.18)	(0.28)	(0.11)	(0.09)

Net Asset Value, End of Period	$13.98	$11.22	$9.45	$11.30	$8.91

Total Return (%) (c)	27.30	20.75 (d)	(14.18)	28.21 (f)	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.29	1.26	1.24	1.24	1.25
Net ratio of expenses to average net assets (%) (e)	1.19	1.18	1.19	1.19	1.19
Ratio of net investment income to average net assets (%)	0.31	2.05	0.88	1.11	1.23	(b)
Portfolio turnover rate (%)	31	16	20	20	15
Net assets, end of period (in millions)	$580.7	$524.6	$492.5	$594.9	$516.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $4,182,093. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,527,347. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR,

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$275,749,630	$0	$419,625,778

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$8,616,918	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

An identical agreement was in place for the period October 1, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$696,079,880

Gross unrealized appreciation	418,671,304
Gross unrealized depreciation	(19,966,778)

Net unrealized appreciation (depreciation)	$398,704,526

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$19,410,377	$16,876,555	$—	$—	$19,410,377	$16,876,555

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,347,597	$—	$394,622,349	$(1,986,678)	$395,983,268

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $1,986,678.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses $28,128,035 and accumulated long-term capital losses of $19,505,193.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Aberdeen Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen Asset Managers Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2020, and underperformed the median of the Performance Universe for the one-year and three-year periods ended June 30, 2020. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year and three-year periods ended October 31, 2020, and underperformed its benchmark for the five-year period ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 7.91% and 7.66%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 10.65%.

MARKET ENVIRONMENT / CONDITIONS

Following the historic, first quarter selloff when most broad-based indices declined 20% or more, markets staged a remarkable recovery through the rest of the year. In the third quarter of 2020, earnings results came in better than feared and asset prices were broadly supported by expectations that central banks and governments were standing by and ready to provide liquidity and fiscal support as needed. The equity markets recovery accelerated in the fourth quarter, fueled by positive news on coronavirus (“COVID-19”) vaccines and further aided by the removal of policy uncertainty related to the U.S. election. Indeed, the MSCI All Country World ex-U.S. Index’s 17% gain during the fourth quarter was its best quarterly return since 2009, and its 13% return in November—when the bulk of the fourth quarter’s gains were produced—was the index’s best month in over a decade. The shift in sentiment led to a huge pro-cyclical rotation, with the Energy and Financials sectors—the worst year to date performers through September—among the leaders in the final quarter of the year.

Regionally, all major markets participated in year’s gains; however, emerging markets edged developed markets. Among developed markets, the U.S. and Japan outperformed Europe. Currency movements continued to provide a tailwind for U.S. dollar-based returns as all the world’s major currencies appreciated versus the U.S. dollar (“USD”). Indeed, the MSCI All Country World ex-U.S. Index returned nearly 11% in USD versus 6% in local currency terms. Sector-wise, returns were led by the Information Technology, Consumer Discretionary, and Materials sectors. The Energy, Financials, and Real Estate sectors were laggards and finished with negative returns. Stylistically, growth stocks outperformed value by a historic margin.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI All Country World ex-U.S. Index over the trailing 12-month period. Relative returns were held back by sector allocation impacts owing to above-benchmark weightings in the Financials and Health Care sectors and below-benchmark weightings in the Information Technology, Communication Services, and Consumer Discretionary sectors. These sector allocation impacts more than offset positive stock selection across the Portfolio. The Portfolio’s Financials, Consumer Staples, and Consumer Discretionary holdings were sources of relative strength. Individual top performers came from a variety of industries, including biotechnology company Genmab (Denmark), e-commerce and cloud services company Amazon.com, China’s second-largest spirits maker Wuliangye Yibin, SaaS company NICE (Israel), and industrial gases supplier Linde (United Kingdom). A common thread among these companies is they went largely unscathed by the COVID-19 pandemic due to either a lack of cyclical exposure or because they, in fact, benefited from the pandemic’s role as an accelerant of secular trends, like e-commerce and remote working arrangements.

For example, NICE is an Israeli software company that provides software for call centers, which combines omnichannel routing of customer inquiries (e.g., voice, text, email, social media) with analytics/artificial intelligence (“AI”), workforce management, and robotic process automation. We believe NICE has best-in-class software across each of these software categories and has a strong value proposition of both improving the customer experience of call center interactions while simultaneously reducing operating costs through automation, intelligence, and flexibility. We believed the company should benefit from the ongoing transition to cloud computing, contributing to increased adoption of its analytics and AI solutions.

Wuliangye Yibin is China’s second-largest spirits maker by market value and one of only two truly national baijiu brands. Shares sold off in late January when news of COVID-19 broke, offering what we believed to be an attractive entry point, with the stock selling for an approximate 25% discount to key competitor Kweichow Moutai. Despite the February lockdown, we believed the company could grow sales mid- to high-single digits, driven by a recent price hike and resilient consumer demand given its premium brand power. Sales and earnings growth have exceeded our expectations, with first half of 2020 revenue and net profit growth in the mid-teens.

Conversely, our weakest full-year performers were companies in the hardest-hit areas of the economy, like Airbus (France), an aerospace manufacturer, and Petrobras (Brazil), an oil and gas company. Both Airbus and Petrobras were sold from the Portfolio in 2020. While we continued to like the duopoly structure of the civil aircraft market and viewed Airbus as the best-placed within it, the slump in air travel and our concerns about the timing and strength of a recovery caused us to exit the position. Our thesis on Petrobras held together at a wide range of oil prices, which was part of the appeal. However, the price of oil fell far out of that range in 2020, lowering cash flow and requiring the company to rethink both its investment plans and debt reduction schedule. With our original thesis undermined, we chose to dispose of the holding.

As of December 31, 2020, the Portfolio’s largest sector overweights relative to the benchmark were Health Care and Materials and largest underweights were Consumer Staples and Energy. Portfolio positioning remained focused on our themes and geared toward what we considered to be dominant, high-quality companies, led by strong management teams, exposed to positive secular trends. Notable long-term themes expressed in the Portfolio include energy efficiency and renewable power within our environmental theme; e-commerce, Internet platforms, next-generation semiconductors, and software-as-a-service (SaaS) within our technology theme; 5G and cloud infrastructure within our infrastructure theme; and advances in

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

biotechnology and life sciences tools within our health care theme. As always, we seek to invest in companies within our preferred themes with sustainable growth characteristics at attractive valuations that do not reflect their long-term potential.

The Portfolio utilized forward foreign currency transactions, which performed in line with the manager’s expectations over the period.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	7.91	8.47	5.78
Class B	7.66	8.22	5.83
MSCI All Country World (ex-U.S.) Index	10.65	8.92	4.92

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Linde plc	4.6
Deutsche Boerse AG	4.6
AIA Group, Ltd.	3.9
Nestle S.A.	3.7
Nice, Ltd.(ADR)	3.6
Air Liquide S.A.	3.6
Roche Holding AG	3.6
Aon plc - Class A	3.1
Alibaba Group Holding, Ltd.(ADR)	2.9
Genmab A/S	2.8

Top Countries

% of Net Assets
Germany	12.9
United States	11.6
Switzerland	11.4
United Kingdom	10.3
China	9.9
France	6.1
Denmark	5.2
Netherlands	4.4
Hong Kong	3.9
Israel	3.6

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.79%	$1,000.00	$1,171.80	$4.31
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class B (a)	Actual	1.04%	$1,000.00	$1,171.20	$5.68
	Hypothetical*	1.04%	$1,000.00	$1,019.91	$5.28

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—94.5% of Net Assets

Security Description	Shares	Value

Argentina—0.3%
MercadoLibre, Inc. (a)	2,028	$3,397,346

Belgium—1.7%
UCB S.A.	202,695	20,950,872

Canada—1.6%
Canadian Pacific Railway, Ltd. (b)	54,600	18,939,067

China—9.9%
Alibaba Group Holding, Ltd. (ADR) (a)	152,533	35,499,005
China International Capital Corp., Ltd. - Class H (a)	3,861,200	10,467,646
Midea Group Co., Ltd. - Class A	1,194,069	18,004,271
Prosus NV (a)	140,667	15,132,020
Tencent Holdings, Ltd.	356,400	26,041,159
Wuliangye Yibin Co., Ltd. - Class A	329,877	14,758,288

		119,902,389

Denmark—5.2%
Ascendis Pharma A/S (ADR) (a)	106,141	17,702,196
DSV Panalpina A/S	64,488	10,792,405
Genmab A/S (a)	85,261	34,486,503

		62,981,104

France—6.1%
Adevinta ASA (a)	63,270	1,062,294
Air Liquide S.A.	265,578	43,588,974
Amundi S.A. (a)	169,150	13,811,934
Eiffage S.A. (144A) (a)	45,624	4,410,185
Vinci S.A.	111,255	11,070,027

		73,943,414

Germany—12.9%
Brenntag AG	65,493	5,068,432
Delivery Hero SE (144A) (a)	39,881	6,189,945
Deutsche Boerse AG	325,595	55,276,358
Deutsche Telekom AG	1,855,352	33,905,884
MTU Aero Engines AG	22,667	5,905,898
Siemens Energy AG (a)	488,894	17,942,843
Siemens AG	158,144	22,634,606
Symrise AG	72,450	9,582,439

		156,506,405

Hong Kong—3.9%
AIA Group, Ltd.	3,871,972	47,693,663

India—1.2%
Reliance Industries, Ltd.	518,531	14,100,374

Ireland—1.4%
CRH plc (a)	387,550	16,382,646

Israel—3.6%
Nice, Ltd. (ADR) (a)	153,773	43,600,796

Japan—3.4%
Hoya Corp.	107,675	14,883,812
Nihon Unisys, Ltd.	61,600	2,417,576
Nippon Shinyaku Co., Ltd.	111,600	7,329,403
Sony Corp.	164,700	16,559,544

		41,190,335

Netherlands—4.4%
Argenx SE (ADR) (a)	31,281	9,199,429
Koninklijke DSM NV	186,307	32,094,362
NXP Semiconductors NV	76,651	12,188,275

		53,482,066

Portugal—1.2%
EDP - Energias de Portugal S.A.	2,285,634	14,402,846

Russia—0.7%
MMC Norilsk Nickel PJSC (ADR)	275,270	8,597,047

South Korea—2.2%
Samsung Electronics Co., Ltd.	354,931	26,526,631

Sweden—2.4%
Sandvik AB (a)	450,177	11,004,245
Telefonaktiebolaget LM Ericsson - B Shares	1,564,069	18,548,528

		29,552,773

Switzerland—11.4%
Adecco Group AG	75,192	5,041,805
Idorsia, Ltd. (144A) (a)	343,149	9,885,563
LafargeHolcim, Ltd. (a)	143,220	7,859,516
Lonza Group AG	23,133	14,857,524
Medacta Group S.A. (a)	66,919	6,579,058
Nestle S.A.	379,771	44,710,018
Roche Holding AG	123,796	43,193,399
Temenos AG	43,830	6,115,824

		138,242,707

Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,251,000	23,495,633

United Kingdom—7.5%
AVEVA Group plc	510,463	22,285,048
Compass Group plc	706,661	13,186,587
Linde plc (a)	214,002	55,577,131

		91,048,766

United States—11.6%
Accenture plc - Class A	101,253	26,448,296
Alphabet, Inc. - Class A (a)	10,700	18,753,248
Alphabet, Inc. - Class C (a)	4,298	7,529,580
Amazon.com, Inc. (a)	9,649	31,426,118
Aon plc - Class A	179,616	37,947,472
Willis Towers Watson plc	87,838	18,505,710

		140,610,424

Total Common Stocks (Cost $848,539,922)		1,145,547,304

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2020

Equity Linked Security—2.7%

Security Description	Shares/ Principal Amount*	Value

United Kingdom—2.7%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/29/21 (a) (c) (Cost $25,838,078)	1,668,145	$33,228,351

Preferred Stock—0.3%

Brazil—0.3%
Azul S.A. (a) (Cost $2,863,281)	400,600	3,046,672

Short-Term Investment—2.5%

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $30,688,751; collateralized by U.S. Treasury Note at 1.875%, maturing 08/31/22, with a market value of $31,302,572.	30,688,751	30,688,751

Total Short-Term Investments (Cost $30,688,751)		30,688,751

Securities Lending Reinvestments (d)—1.6%

Repurchase Agreements—1.1%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $3,000,083; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,331,646.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,681,789; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $1,715,416.	1,681,780	1,681,780
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $200,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $2,000,073; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $2,222,307.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $102,041.	100,000	100,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,500,082; collateralized by various Common Stock with an aggregate market value of $3,888,934.	3,500,000	3,500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $2,000,040; collateralized by various Common Stock with an aggregate market value of $2,222,600.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,000,042; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000

		13,581,780

Mutual Funds—0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	3,000,000	3,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	3,000,000	3,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $19,581,780)		19,581,780

Total Investments—101.6% (Cost $927,511,812)		1,232,092,858
Other assets and liabilities (net)—(1.6)%		(19,749,534)

Net Assets—100.0%		$1,212,343,324

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $18,522,824 and the collateral received consisted of cash in the amount of $19,581,780. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2020

(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $20,485,693, which is 1.7% of net assets.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Chemicals	11.6
Insurance	8.6
Internet & Direct Marketing Retail	7.6
Capital Markets	6.6
Software	5.9
Pharmaceuticals	5.9
Biotechnology	5.9
Interactive Media & Services	4.4
Food Products	3.7
Semiconductors & Semiconductor Equipment	2.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$3,397,346	$—	$—	$3,397,346
Belgium	—	20,950,872	—	20,950,872
Canada	18,939,067	—	—	18,939,067
China	35,499,005	84,403,384	—	119,902,389
Denmark	17,702,196	45,278,908	—	62,981,104
France	—	73,943,414	—	73,943,414
Germany	—	156,506,405	—	156,506,405
Hong Kong	—	47,693,663	—	47,693,663
India	—	14,100,374	—	14,100,374
Ireland	—	16,382,646	—	16,382,646
Israel	43,600,796	—	—	43,600,796
Japan	—	41,190,335	—	41,190,335
Netherlands	21,387,704	32,094,362	—	53,482,066
Portugal	—	14,402,846	—	14,402,846
Russia	—	8,597,047	—	8,597,047
South Korea	—	26,526,631	—	26,526,631
Sweden	—	29,552,773	—	29,552,773
Switzerland	—	138,242,707	—	138,242,707
Taiwan	—	23,495,633	—	23,495,633
United Kingdom	—	91,048,766	—	91,048,766
United States	140,610,424	—	—	140,610,424
Total Common Stocks	281,136,538	864,410,766	—	1,145,547,304
Total Equity Linked Security*	—	33,228,351	—	33,228,351
Total Preferred Stock*	—	3,046,672	—	3,046,672
Total Short-Term Investment*	—	30,688,751	—	30,688,751
Securities Lending Reinvestments
Repurchase Agreements	—	13,581,780	—	13,581,780
Mutual Funds	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	13,581,780	—	19,581,780
Total Investments	$287,136,538	$944,956,320	$—	$1,232,092,858

Collateral for Securities Loaned (Liability)	$—	$(19,581,780)	$—	$(19,581,780)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,232,092,858
Cash denominated in foreign currencies (c)	1,157,025
Receivable for:
Investments sold	1,119,185
Fund shares sold	472
Dividends	2,086,088
Prepaid expenses	3,363

Total Assets	1,236,458,991
Liabilities
Collateral for securities loaned	19,581,780
Payables for:
Investments purchased	3,342,538
Fund shares redeemed	123,251
Accrued Expenses:
Management fees	736,524
Distribution and service fees	68
Deferred trustees’ fees	128,120
Other expenses	203,386

Total Liabilities	24,115,667

Net Assets	$1,212,343,324

Net Assets Consist of:
Paid in surplus	$894,489,330
Distributable earnings (Accumulated losses)	317,853,994

Net Assets	$1,212,343,324

Net Assets
Class A	$1,212,017,394
Class B	325,930
Capital Shares Outstanding*
Class A	92,986,088
Class B	25,066
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.03
Class B	13.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $927,511,812.
(b)	Includes securities loaned at value of $18,522,824.
(c)	Identified cost of cash denominated in foreign currencies was $1,158,829.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$15,541,829
Interest	35,835
Securities lending income	183,724

Total investment income	15,761,388
Expenses
Management fees	8,307,150
Administration fees	53,614
Custodian and accounting fees	286,533
Distribution and service fees—Class B	718
Audit and tax services	55,890
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	32,166
Insurance	8,331
Miscellaneous	46,332

Total expenses	8,890,701
Less management fee waiver	(178,810)

Net expenses	8,711,891

Net Investment Income	7,049,497

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	7,718,138
Foreign currency transactions	(220,524)
Forward foreign currency transactions	1,716

Net realized gain	7,499,330

Net change in unrealized appreciation on:
Investments	75,783,256
Foreign currency transactions	123,770

Net change in unrealized appreciation	75,907,026

Net realized and unrealized gain	83,406,356

Net Increase in Net Assets From Operations	$90,455,853

(a)	Net of foreign withholding taxes of $1,352,293.
(b)	Net of foreign capital gains tax of $2,053.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,049,497	$15,304,333
Net realized gain	7,499,330	65,529,205
Net change in unrealized appreciation	75,907,026	227,717,603

Increase in net assets from operations	90,455,853	308,551,141

From Distributions to Shareholders
Class A	(53,178,802)	(16,830,298)
Class B	(12,024)	(3,943)

Total distributions	(53,190,826)	(16,834,241)

Decrease in net assets from capital share transactions	(29,073,090)	(170,204,272)

Total increase in net assets	8,191,937	121,512,628

Net Assets
Beginning of period	1,204,151,387	1,082,638,759

End of period	$1,212,343,324	$1,204,151,387

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,349,730	$14,328,395	44,851	$504,119
Reinvestments	4,914,862	53,178,802	1,467,332	16,830,298
Redemptions	(8,013,984)	(96,571,564)	(16,131,952)	(187,498,065)

Net decrease	(1,749,392)	$(29,064,367)	(14,619,769)	$(170,163,648)

Class B
Sales	2,969	$35,344	67	$729
Reinvestments	1,112	12,024	344	3,943
Redemptions	(5,311)	(56,091)	(3,935)	(45,296)

Net decrease	(1,230)	$(8,723)	(3,524)	$(40,624)

Decrease derived from capital shares transactions		$(29,073,090)		$(170,204,272)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.71	$9.90	$11.25	$8.66	$9.62

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.15	0.16	0.13	0.14
Net realized and unrealized gain (loss)	0.82	2.82	(1.34)	2.60	(1.01)

Total income (loss) from investment operations	0.89	2.97	(1.18)	2.73	(0.87)

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	(0.17)	(0.14)	(0.09)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.16)	(0.17)	(0.14)	(0.09)

Net Asset Value, End of Period	$13.03	$12.71	$9.90	$11.25	$8.66

Total Return (%) (b)	7.91	30.22	(10.68)	31.64	(9.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	0.64	1.30	1.48	1.32	1.52
Portfolio turnover rate (%)	67	42	65	46	80
Net assets, end of period (in millions)	$1,212.0	$1,203.8	$1,082.3	$1,115.1	$966.8

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.67	$9.87	$11.21	$8.64	$9.61

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.12	0.14	0.11	0.12
Net realized and unrealized gain (loss)	0.83	2.82	(1.34)	2.58	(1.01)

Total income (loss) from investment operations	0.87	2.94	(1.20)	2.69	(0.89)

Less Distributions
Distributions from net investment income	(0.13)	(0.14)	(0.14)	(0.12)	(0.08)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	0.00

Total distributions	(0.54)	(0.14)	(0.14)	(0.12)	(0.08)

Net Asset Value, End of Period	$13.00	$12.67	$9.87	$11.21	$8.64

Total Return (%) (b)	7.66	29.89	(10.91)	31.22 (d)	(9.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (c)	1.04	1.04	1.05	1.05	1.05
Ratio of net investment income to average net assets (%)	0.34	1.07	1.25	1.05	1.36
Portfolio turnover rate (%)	67	42	65	46	80
Net assets, end of period (in millions)	$0.3	$0.3	$0.3	$0.3	$0.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $30,688,751. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,581,780. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location-Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$1,716

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,092,471

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$713,244,336	$0	$787,822,285

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $8,307,150.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	750 million

An identical agreement was in place for the period October 1, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$927,836,094

Gross unrealized appreciation	307,179,863
Gross unrealized depreciation	(2,923,099)

Net unrealized appreciation (depreciation)	$304,256,764

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$15,143,380	$16,834,241	$38,047,446	$—	$53,190,826	$16,834,241

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,616,431	$6,949,051	$304,416,632	$—	$317,982,114

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Artisan International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan International Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2020. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were equal to the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 2.33% and 2.06%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 3.12%.

MARKET ENVIRONMENT / CONDITIONS

The calendar year performance experience was broken into three distinct periods, a relatively benign start to the year, followed by a sharp downturn in capital markets including the loan asset class in March at the height of the coronavirus (“COVID-19”) driven market volatility, and then nine straight months of positive returns for the asset class to end the period. The positive and nearly coupon-clipping return for the year was remarkable in light of all the asset class endured in 2020 including a health pandemic, the ensuing shutdown of the global economy, and a sharp technically-driven selloff in the secondary market.

The total par amount of the S&P/LSTA Leveraged Loan Index (the “Index”) loans outstanding ended the year at $1.19 trillion, close to where the Index began the year. From a technical perspective, total U.S. institutional leveraged loan issuance in 2020 was $288 billion, down modestly from the prior calendar year period. Looking at the demand picture for the asset class, Collateralized Loan Obligation (“CLO”) issuance came in at $92 billion for 2020, down from around $118 billion in 2019. Despite the pullback in CLO issuance over the period, it was more than enough to offset $19 billion in retail mutual fund outflows in 2020, which were negative throughout the period until registering positive inflows for the month of December.

Loan fundamentals generally remained resilient during the period. The trailing 12-month default rate by principal amount, which began the period at 1.39%, ended the period at 3.83%, less than a point above long-term averages as the default experience for the asset class has been materially more favorable than what many forecasters had projected back in March. Additionally, the percentage of loans trading below $80 fell to just 2.2% at the end of the period, its lowest reading in nearly two years, after rising to over 24% at the end of March.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index during 2020. From a loan quality perspective, the lower quality loan segments generally outpaced the higher quality segments over the period. CCC-rated loans, which were among the biggest laggards in March following the elevated market volatility, rebounded sharply over the final nine months of the year, delivering a 4.35% return for the period, besting the 3.12% return for the broader loan market. The Portfolio’s underweight to CCC-rated loans detracted from relative performance. Additionally, the Portfolio’s modest cash balance represented a headwind to relative performance.

Looking through the lens of industry exposures, there was a wide performance dispersion across loan industry groups during the period. Among the industries with the most challenged performance results included segments which were most directly impacted by the COVID-19 pandemic, including air transport, leisure goods, and oil & gas. Among the best-performing industry groups included the beverage & tobacco and drugs industries. The Portfolio’s underweight exposures to the health care and electronics/electrical industries modestly detracted, while underexposure to the air transport industry and overweight exposure to the drugs industry contributed to relative performance. From a loan selection perspective, selection results within the electronics/electrical and retailers industries detracted from relative performance, while favorable selection results within the leisure goods and business equipment & services industry aided relative results.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 434 issuer positions across 36 industries as of December 31, 2020. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments in what we view to be higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the period, the Portfolio maintained a meaningful overweight position in BB-rated loans (26.6% vs. 21.8%) and was underexposed to the distressed CCC-rated loan category (4.2% vs. 8.3%).

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 41 days on average as of December 31, 2020, resulting in a portfolio duration of approximately 0.11 years.

Craig P. Russ

Andrew N. Sveen

Michael Turgel

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s/Loan Syndications and Trading Association (“S&P/LSTA”) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	2.33	4.69	3.75
Class B	2.06	4.42	3.49
S&P/LSTA Leveraged Loan Index	3.12	5.23	4.32

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Industries

% of Net Assets
Software	13.6
Media	6.4
Commercial Services	6.2
Telecommunications	5.1
Diversified Financial Services	5.0
Healthcare-Services	4.9
Pharmaceuticals	4.6
Insurance	3.9
Chemicals	3.5
Retail	3.5

Top Sectors

% of Net Assets
Floating Rate Loans	92.6
Corporate Bonds & Notes	3.3
Common Stocks	0.7
Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A	Actual	0.69%	$1,000.00	$1,063.10	$3.58
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

Class B	Actual	0.94%	$1,000.00	$1,061.40	$4.87
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—92.6% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.5%
Outfront Media Capital LLC Term Loan B, 1.902%, 1M LIBOR + 1.750%, 11/18/26	925,000	$911,029
Red Ventures, LLC Term Loan B2, 2.647%, 1M LIBOR + 2.500%, 11/08/24	264,840	261,033
Terrier Media Buyer, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 12/17/26	1,584,000	1,586,420
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 5.000%, 1M LIBOR + 4.000%, 12/19/23	949,216	933,792

		3,692,274

Aerospace/Defense—1.6%
AI Convoy (Luxembourg) S.a.r.l. Term Loan B, 4.500%, 6M LIBOR + 3.500%, 01/17/27	620,313	620,894
Dynasty Acquisition Co., Inc. Term Loan B1, 3.754%, 3M LIBOR + 3.500%, 04/06/26	1,612,234	1,542,596
Term Loan B2, 3.754%, 3M LIBOR + 3.500%, 04/06/26	866,888	829,444
Spirit Aerosystems, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.250%, 01/30/25	400,000	405,250
TransDigm, Inc. Term Loan F, 2.397%, 1M LIBOR + 2.250%, 12/09/25	4,878,564	4,793,189
Term Loan G, 2.397%, 1M LIBOR + 2.250%, 08/22/24	1,654,801	1,627,157
WP CPP Holdings LLC Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	2,123,330	1,995,399

		11,813,929

Airlines—0.4%
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	415,625	428,688
Mileage Plus Holdings LLC Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/25/27	725,000	756,769
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	1,900,000	1,973,862

		3,159,319

Auto Parts & Equipment—2.5%
Adient U.S. LLC Term Loan B, 4.414%, 3M LIBOR + 4.250%, 05/06/24	615,625	616,702
American Axle & Manufacturing, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	2,009,131	1,985,272
Autokiniton U.S. Holdings, Inc. Term Loan B, 6.522%, 1M LIBOR + 6.375%, 05/22/25	731,250	727,594
Clarios Global L.P. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 04/30/26	4,048,259	4,038,138
CS Intermediate Holdco 2 LLC Term Loan B, 3.000%, 1M LIBOR + 2.000%, 11/02/23	1,257,791	1,193,854
Dayco Products LLC Term Loan B, 4.483%, 3M LIBOR + 4.250%, 05/19/23	965,000	746,266
Delachaux S.A. Term Loan B, 4.744%, 6M LIBOR + 4.500%, 04/16/26	396,000	388,080
DexKo Global, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 07/24/24	1,741,474	1,728,413
Garrett LX III S.a r.l. Term Loan B, 5.750%, PRIME + 2.500%, 09/27/25	245,625	242,248
Garrett Motion, Inc. DIP Delayed Draw Term Loan, 5.500%, 1M LIBOR + 4.500%, 03/15/21	51,785	52,044

Auto Parts & Equipment—(Continued)
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 2.150%, 1M LIBOR + 2.000%, 03/07/25	2,433,333	2,375,542
Tenneco, Inc. Term Loan B, 3.147%, 1M LIBOR + 3.000%, 10/01/25	3,258,500	3,191,971
TI Group Automotive Systems LLC Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/16/24	1,498,093	1,501,214

		18,787,338

Beverages—0.3%
Arterra Wines Canada, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 11/24/27	925,000	931,070
Jacobs Douwe Egberts International B.V. Term Loan B, 2.188%, 3M LIBOR + 2.000%, 11/01/25	1,353,959	1,351,844

		2,282,914

Building Materials—1.5%
ACProducts, Inc. Term Loan B, 7.500%, 3M LIBOR + 6.500%, 08/18/25	367,969	378,778
APi Group DE, Inc. Incremental Term Loan B, 2.897%, 1M LIBOR + 2.750%, 10/01/26	275,000	275,172
Term Loan B, 2.647%, 1M LIBOR + 2.500%, 10/01/26	1,287,000	1,284,587
Cornerstone Building Brands, Inc. Term Loan, 3.904%, 1M LIBOR + 3.750%, 04/12/25	684,210	684,210
CP Atlas Buyer, Inc. Incremental Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/23/27	268,750	269,590
Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/23/27	806,250	808,769
CPG International, Inc. Term Loan, 4.750%, 6M LIBOR + 3.750%, 05/05/24	1,091,837	1,094,567
MI Windows and Doors, LLC Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/15/27	425,000	426,594
Quikrete Holdings, Inc. 1st Lien Term Loan, 2.647%, 1M LIBOR + 2.500%, 02/01/27	4,267,933	4,253,115
Summit Materials Cos. I LLC Term Loan B, 2.145%, 1M LIBOR + 2.000%, 11/21/24	1,552,000	1,546,503

		11,021,885

Chemicals—3.5%
Alpha 3 B.V. Term Loan B1, 4.000%, 3M LIBOR + 3.000%, 01/31/24	1,580,194	1,576,367
Aruba Investments, Inc. USD Term Loan, 4.750%, 3M LIBOR + 4.000%, 11/24/27	675,000	675,000
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3, 2.001%, 3M LIBOR + 1.750%, 06/01/24	2,821,795	2,804,599
Element Solutions, Inc. Term Loan B1, 2.147%, 1M LIBOR + 2.000%, 01/31/26	588,056	583,401
Emerald Performance Materials LLC Term Loan B, 5.000%, 1M LIBOR + 4.000%, 08/12/25	342,287	344,640
Ferro Corp. Term Loan B1, 2.504%, 3M LIBOR + 2.250%, 02/14/24	385,110	382,875
Term Loan B2, 2.504%, 3M LIBOR + 2.250%, 02/14/24	307,174	305,391
Term Loan B3, 2.504%, 3M LIBOR + 2.250%, 02/14/24	300,638	298,893
Flint Group GmbH Term Loan C, 5.750%, 3M LIBOR + 4.250%, 09/21/23	133,401	125,841

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Flint Group U.S. LLC 1st Lien Term Loan B2, 5.250%, 3M LIBOR + 4.250%, 09/21/23	806,963	$761,235
HB Fuller Co. Term Loan B, 2.152%, 1M LIBOR + 2.000%, 10/20/24	667,509	664,821
Hexion, Inc. Exit Term Loan, 3.730%, 6M LIBOR + 3.500%, 07/01/26	1,649,875	1,646,781
Illuminate Buyer LLC Term Loan, 4.147%, 1M LIBOR + 4.000%, 06/30/27	748,125	749,528
INEOS Enterprises Holdings U.S. Finco LLC Term Loan B, 4.500%, 3M LIBOR + 3.500%, 08/28/26	182,593	182,479
INEOS U.S. Finance LLC Term Loan B, 2.147%, 1M LIBOR + 2.000%, 04/01/24	3,031,250	2,998,664
LSF11 Skyscraper Holdco S.a r.l. USD Term Loan B1C, 5.740%, 1M LIBOR + 5.500%, 09/29/27	763,064	764,972
Messer Industries GmbH Term Loan, 2.754%, 3M LIBOR + 2.500%, 03/01/26	1,892,544	1,881,011
Minerals Technologies, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/14/24	746,474	746,941
Orion Engineered Carbons GmbH Term Loan B, 2.254%, 3M LIBOR + 2.000%, 07/25/24	445,922	441,184
PQ Corp. Term Loan B, 2.464%, 3M LIBOR + 2.250%, 02/07/27	1,470,120	1,464,607
USD Incremental Term Loan B, 4.000%, 3M LIBOR + 3.000%, 02/07/27	1,390,923	1,393,010
Starfruit Finco B.V. Term Loan B, 3.153%, 1M LIBOR + 3.000%, 10/01/25	2,992,307	2,963,506
Tronox Finance LLC Term Loan B, 3.197%, 1M LIBOR + 3.000%, 09/23/24	2,419,371	2,411,433
Venator Materials Corp.
Term Loan B, 3.147%, 1M LIBOR + 3.000%, 08/08/24	822,375	812,095

		26,979,274

Coal—0.1%
American Consolidated Natural Resources, Inc. Exit Term Loan, 14.000%, 3M LIBOR + 13.000%, 09/16/25	608,334	587,042
Oxbow Carbon LLC Term Loan B, 5.000%, 1M LIBOR + 4.250%, 10/13/25	320,938	321,740

		908,782

Commercial Services—5.7%
Adtalem Global Education, Inc. Term Loan B, 3.147%, 1M LIBOR + 3.000%, 04/11/25	365,625	363,340
AlixPartners LLP Term Loan B, 2.647%, 1M LIBOR + 2.500%, 04/04/24	3,457,274	3,428,464
Allied Universal Holdco LLC Term Loan B, 4.397%, 1M LIBOR + 4.250%, 07/10/26	2,846,250	2,839,644
Amentum Government Services Holdings LLC Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/01/27	870,625	869,537
American Residential Services LLC Term Loan B, 4.250%, 3M LIBOR + 3.500%, 10/15/27	550,000	549,656
ASGN, Inc. Term Loan B3, 1.897%, 1M LIBOR + 1.750%, 04/02/25	708,613	708,909
BidFair MergerRight, Inc. Term Loan B, 6.500%, 1M LIBOR + 5.500%, 01/15/27	544,109	547,736

Commercial Services—(Continued)
Cambium Learning Group, Inc. Term Loan B, 4.754%, 3M LIBOR + 4.500%, 12/18/25	822,901	820,500
CHG Healthcare Services, Inc. 1st Lien Term Loan B, 4.000%, 3M LIBOR + 3.000%, 06/07/23	3,030,469	3,023,838
Coinamatic Canada, Inc. 1st Lien Term Loan, 4.250%, 1M LIBOR + 3.250%, 05/14/22	108,110	107,524
Electro Rent Corp. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 01/31/24	1,523,134	1,534,558
Ensemble RCM, LLC Term Loan, 3.964%, 3M LIBOR + 3.750%, 08/03/26	444,375	444,431
Garda World Security Corp. 1st Lien Term Loan B, 4.990%, 1M LIBOR + 4.750%, 10/30/26	2,053,894	2,060,313
Hertz Corp. (The) DIP Delayed Draw Term Loan, 8.250%, 1M LIBOR + 7.250%, 12/31/21 (b)	817,499	839,776
Term Loan B, 3.500%, 1M LIBOR + 2.750%, 06/30/23	960,938	947,897
IRI Holdings, Inc. 1st Lien Term Loan, 4.397%, 1M LIBOR + 4.250%, 12/01/25	3,983,924	3,954,044
KUEHG Corp.
Incremental Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/21/25	1,404,015	1,339,430
LSC Communications, Inc. Term Loan B, 09/30/22 (c)	658,134	94,332
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	2,092,535	2,087,521
Parexel International Corp. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 09/27/24	1,679,673	1,654,177
Prime Security Services Borrower LLC Term Loan B1, 4.250%, 12M LIBOR + 3.250%, 09/23/26	2,307,393	2,315,469
PSC Industrial Holdings Corp. 1st Lien Term Loan, 4.750%, 1M LIBOR + 3.750%, 10/11/24	1,624,750	1,580,069
RDV Resources Properties, LLC Exit Term Loan, 15.500%, 1M LIBOR + 14.500%, 03/29/24 (d) (e)	352,934	233,678
Refinitiv U.S. Holdings, Inc. Term Loan, 3.397%, 1M LIBOR + 3.250%, 10/01/25	1,029,000	1,028,759
Sabre GLBL, Inc. Term Loan B, 12/17/27 (f)	375,000	376,406
Term Loan B, 2.147%, 1M LIBOR + 2.000%, 02/22/24	903,274	884,160
Syniverse Holdings, Inc. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 03/09/23	923,875	841,015
Team Health Holdings, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 2.750%, 02/06/24	1,876,875	1,691,534
Trans Union LLC Term Loan B5, 1.897%, 1M LIBOR + 1.750%, 11/16/26	2,111,452	2,108,593
TruGreen Limited Partnership Term Loan, 4.147%, 1M LIBOR + 4.000%, 11/02/27	550,000	553,438
United Rentals, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 10/31/25	806,438	805,996
Verscend Holding Corp. Term Loan B, 4.647%, 1M LIBOR + 4.500%, 08/27/25	1,392,931	1,395,020

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Victory Capital Holdings, Inc. Term Loan B1, 2.734%, 3M LIBOR + 2.500%, 07/01/26	950,133	$948,154
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 4.250%, 1M LIBOR + 3.250%, 05/14/22	664,541	660,941

		43,638,859

Computers—1.9%
Avast Software B.V. Term Loan B, 3.250%, 3M LIBOR + 2.250%, 09/29/23	173,817	173,708
Cardtronics USA, Inc. Term Loan B, 5.000%, 1M LIBOR + 4.000%, 06/29/27	522,375	523,550
CDW LLC Term Loan B, 1.900%, 1M LIBOR + 1.750%, 10/13/26	1,110,465	1,113,588
Imprivata, Inc. Term Loan, 4.250%, 1M LIBOR + 3.750%, 12/01/27	1,075,000	1,076,792
Monitronics International, Inc. Term Loan, 7.750%, 1M LIBOR + 6.500%, 03/29/24	1,291,759	1,152,894
MTS Systems Corp. Term Loan B, 4.000%, 1M LIBOR + 3.250%, 07/05/23	474,626	475,665
NCR Corp. Term Loan, 2.650%, 1M LIBOR + 2.500%, 08/28/26	1,407,188	1,389,598
Redstone Buyer LLC Term Loan, 6.000%, 2M LIBOR + 5.000%, 09/01/27	1,975,000	1,987,344
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	1,567,914	1,560,564
Valkyr Purchaser LLC Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/29/27	675,000	668,250
Verifone Systems, Inc. 1st Lien Term Loan, 4.224%, 3M LIBOR + 4.000%, 08/20/25	2,798,406	2,714,454
Western Digital Corp. Term Loan B4, 1.897%, 1M LIBOR + 1.750%, 04/29/23	1,247,091	1,247,247

		14,083,654

Distribution/Wholesale—1.7%
American Builders & Contractors Supply Co., Inc. Term Loan, 2.147%, 1M LIBOR + 2.000%, 01/15/27	5,752,188	5,706,647
IAA, Inc. Term Loan B, 2.438%, 1M LIBOR + 2.250%, 06/28/26	507,938	507,303
KAR Auction Services, Inc. Term Loan B6, 2.438%, 1M LIBOR + 2.250%, 09/19/26	541,753	532,499
Resideo Funding, Inc. Term Loan B, 2.510%, 3M LIBOR + 2.250%, 10/24/25	343,000	340,427
Spin Holdco, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.250%, 11/14/22	3,227,769	3,215,952
Univar, Inc. Term Loan B3, 2.397%, 1M LIBOR + 2.250%, 07/01/24	2,319,386	2,314,168

		12,616,996

Diversified Financial Services—4.9%
Advisor Group, Inc.
Term Loan B, 5.147%, 1M LIBOR + 5.000%, 07/31/26	1,486,241	1,479,738

Diversified Financial Services—(Continued)
Aretec Group, Inc. Term Loan, 4.397%, 1M LIBOR + 4.250%, 10/01/25	3,663,180	3,596,023
Astra Acquisition Corp. 1st Lien Term Loan, 6.500%, 1M LIBOR + 5.500%, 03/01/27	769,188	776,879
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 2.500%, 1M LIBOR + 1.750%, 01/15/25	2,062,580	2,046,993
Avolon TLB Borrower 1 (US) LLC Term Loan B5, 3.250%, 1M LIBOR + 2.500%, 12/01/27	1,700,000	1,703,187
Camelot U.S. Acquisition 1 Co. Incremental Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/30/26	1,050,000	1,049,782
Citco Funding LLC Term Loan, 2.769%, 3M LIBOR + 2.500%, 09/28/23	2,956,034	2,946,797
Clipper Acquisitions Corp. Term Loan B, 1.902%, 1M LIBOR + 1.750%, 12/27/24	1,091,250	1,083,066
Deerfield Dakota Holding LLC Term Loan B, 4.750%, 3M LIBOR + 3.750%, 04/09/27	1,890,500	1,896,408
Delos Finance S.a.r.l. Term Loan B, 2.004%, 3M LIBOR + 1.750%, 10/06/23	1,872,500	1,872,500
Ditech Holding Corp. Term Loan, 06/30/22 (c)	2,210,540	701,847
Fiserv Investment Solutions, Inc. Term Loan B, 4.970%, 3M LIBOR + 4.750%, 02/18/27	497,500	502,372
Focus Financial Partners LLC Term Loan, 2.147%, 1M LIBOR + 2.000%, 07/03/24	2,592,860	2,580,220
Franklin Square Holdings L.P. Term Loan B, 2.438%, 1M LIBOR + 2.250%, 08/01/25	488,749	486,916
Greenhill & Co., Inc. Term Loan B, 3.398%, 1M LIBOR + 3.250%, 04/12/24	893,458	886,757
GreenSky Holdings LLC Term Loan B, 3.438%, 1M LIBOR + 3.250%, 03/31/25	1,288,563	1,269,234
Term Loan B2, 5.500%, 1M LIBOR + 4.500%, 03/29/25	447,750	443,273
Guggenheim Partners LLC Term Loan, 3.500%, 1M LIBOR + 2.750%, 07/21/23	5,117,543	5,125,859
Harbourvest Partners LLC Term Loan B, 2.403%, 1M LIBOR + 2.250%, 03/03/25	853,815	847,412
IG Investment Holdings LLC 1st Lien Term Loan, 5.000%, 3M LIBOR + 4.000%, 05/23/25	2,669,921	2,668,920
LPL Holdings, Inc. Term Loan B1, 1.898%, 1M LIBOR + 1.750%, 11/12/26	1,287,000	1,287,537
NFP Corp. Term Loan, 3.397%, 1M LIBOR + 3.250%, 02/15/27	722,192	707,898
PGX Holdings, Inc. 1st Lien Term Loan, 6.250%, 3M LIBOR + 5.250%, 09/29/23 (c)	1,034,980	988,406
Virtus Investment Partners, Inc. Term Loan, 3.000%, 3M LIBOR + 2.250%, 06/01/24	380,329	381,121

		37,329,145

Electric—0.8%
Calpine Construction Finance Co. L.P. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 01/15/25	1,223,966	1,211,726
Calpine Corp. Term Loan B5, 2.650%, 1M LIBOR + 2.500%, 12/16/27	2,645,348	2,634,105
Term Loan B9, 2.400%, 1M LIBOR + 2.250%, 04/05/26	788,000	783,568

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Longview Power LLC Exit Term Loan, 10.254%, 3M LIBOR + 10.000%, 07/30/25 (d) (e)	155,575	$124,460
Vistra Operations Company LLC 1st Lien Term Loan B3, 1.897%, 1M LIBOR + 1.750%, 12/31/25	1,189,325	1,187,591

		5,941,450

Electrical Components & Equipment—0.1%
Energizer Holdings, Inc. Term Loan, 2.750%, 3M LIBOR + 2.250%, 12/22/27	993,610	995,679

Electronics — 0.3%
Celestica, Inc. Term Loan B, 2.648%, 1M LIBOR + 2.500%, 06/27/25	210,000	208,688
Mirion Technologies, Inc. Term Loan B, 4.257%, 3M LIBOR + 4.000%, 03/06/26	1,091,532	1,091,987
Tech Data Corp. ABL Term Loan, 3.645%, 1M LIBOR + 3.500%, 06/30/25	1,072,313	1,081,695
TTM Technologies, Inc. Term Loan, 2.655%, 3M LIBOR + 2.500%, 09/28/24	139,110	138,936

		2,521,306

Engineering & Construction—0.3%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	1,222,919	1,196,252
FrontDoor, Inc. Term Loan B, 2.688%, 1M LIBOR + 2.500%, 08/16/25	415,438	414,399
Rockwood Service Corp. Term Loan, 4.397%, 1M LIBOR + 4.250%, 01/23/27	421,813	422,076
USIC Holdings, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.000%, 12/08/23	170,286	170,357

		2,203,084

Entertainment—2.5%
Alchemy Copyrights LLC Term Loan B, 4.000%, 3M LIBOR + 3.250%, 08/16/27	473,813	477,366
AMC Entertainment Holdings, Inc. Term Loan B, 3.230%, 3M LIBOR + 3.000%, 04/22/26	1,596,563	1,034,046
Aristocrat Technologies, Inc. 1st Lien Term Loan, 1.959%, 3M LIBOR + 1.750%, 10/19/24	938,307	930,292
Crown Finance U.S. Inc. Incremental Term Loan, 3.019%, 6M LIBOR + 2.750%, 09/30/26	1,286,968	866,129
Term Loan, 2.769%, 6M LIBOR + 2.500%, 02/28/25	1,577,765	1,077,483
Term Loan B1, 05/23/24 (f)	352,416	421,725
Delta 2 (LUX) S.a.r.l. Term Loan, 3.500%, 1M LIBOR + 2.500%, 02/01/24	2,243,230	2,226,173
GVC Holdings plc Term Loan B3, 3.250%, 3M LIBOR + 2.250%, 03/29/24	996,813	999,720
Live Nation Entertainment, Inc. Term Loan B4, 1.933%, 1M LIBOR + 1.750%, 10/17/26	1,558,410	1,520,562
NASCAR Holdings, Inc. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 10/19/26	607,703	606,130

Entertainment—(Continued)
Playtika Holding Corp. Term Loan B, 7.000%, 3M LIBOR + 6.000%, 12/10/24	2,873,750	2,897,459
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 3.750%, 1M LIBOR + 3.000%, 03/31/24	1,297,899	1,264,370
SMG U.S. Midco 2, Inc. Term Loan, 2.714%, 3M LIBOR + 2.500%, 01/23/25	218,852	206,815
Stars Group Holdings B.V. (The) Incremental Term Loan, 3.751%, 3M LIBOR + 3.500%, 07/10/25	2,370,015	2,381,043
UFC Holdings LLC Incremental Term Loan, 4.250%, 6M LIBOR + 3.250%, 04/29/26	199,000	199,000
Term Loan, 4.250%, 6M LIBOR + 3.250%, 04/29/26	2,086,543	2,085,239

		19,193,552

Environmental Control—1.3%
EnergySolutions LLC Term Loan B, 4.750%, 3M LIBOR + 3.750%, 05/09/25	1,096,875	1,084,535
EWT Holdings III Corp. Term Loan, 2.647%, 1M LIBOR + 2.500%, 12/20/24	3,380,189	3,375,964
Filtration Group Corp. 1st Lien Term Loan, 3.147%, 1M LIBOR + 3.000%, 03/29/25	1,426,329	1,414,740
Incremental Term Loan, 4.500%, 1M LIBOR + 3.750%, 03/29/25	324,188	325,268
GFL Environmental, Inc. Term Loan, 3.500%, 3M LIBOR + 3.000%, 05/30/25	1,353,040	1,356,610
Northstar Group Services, Inc. Term Loan B, 6.500%, 3M LIBOR + 5.500%, 11/09/26	1,175,000	1,166,188
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 02/28/25	1,073,424	1,009,019
U.S. Ecology Holdings, Inc. Term Loan B, 2.647%, 1M LIBOR + 2.500%, 11/01/26	222,750	223,028

		9,955,352

Food—1.9%
Atkins Nutritionals Holdings, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 07/07/24	310,488	311,992
B&G Foods, Inc. Term Loan B4, 2.647%, 1M LIBOR + 2.500%, 10/10/26	381,458	381,765
CHG PPC Parent LLC Term Loan B, 2.897%, 1M LIBOR + 2.750%, 03/31/25	438,750	433,814
CM Acquisition Co. Term Loan, 11.000%, 3M LIBOR + 10.000%, 07/26/23	184,790	170,931
Froneri International Ltd. Term Loan, 2.397%, 1M LIBOR + 2.250%, 01/31/27	1,865,625	1,850,700
H Food Holdings LLC Incremental Term Loan, 4.147%, 1M LIBOR + 4.000%, 05/23/25	392,000	387,555
Term Loan B, 3.834%, 1M LIBOR + 3.687%, 05/23/25	658,125	648,958
JBS USA Lux S.A. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 05/01/26	5,831,187	5,788,666
Nomad Foods Europe Midco, Ltd. Term Loan B4, 2.409%, 1M LIBOR + 2.250%, 05/15/24	1,715,114	1,699,572

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Shearer’s Foods, Inc. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 09/23/27	373,125	$373,858
U.S. Foods, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 06/27/23	753,308	744,127
Term Loan B, 2.147%, 1M LIBOR + 2.000%, 09/13/26	1,456,563	1,435,541

		14,227,479

Food Service—0.2%
Aramark Services, Inc. Term Loan B3, 1.895%, 1M LIBOR + 1.750%, 03/11/25	816,080	807,919
Term Loan B4, 1.895%, 1M LIBOR + 1.750%, 01/15/27	992,500	981,458

		1,789,377

Forest Products & Paper—0.2%
Asplundh Tree Expert LLC Term Loan B, 2.647%, 1M LIBOR + 2.500%, 09/07/27	1,097,250	1,101,953
Clearwater Paper Corp. Term Loan B, 3.250%, 3M LIBOR + 3.000%, 07/26/26	129,250	130,219

		1,232,172

Gas—0.1%
UGI Energy Services, LLC Term Loan B, 3.897%, 1M LIBOR + 3.750%, 08/13/26	911,125	914,542

Hand/Machine Tools—0.4%
Alliance Laundry Systems LLC Term Loan B, 4.250%, 3M LIBOR + 3.500%, 10/08/27	1,050,000	1,051,422
Apex Tool Group, LLC Term Loan B, 6.500%, 1M LIBOR + 5.250%, 08/01/24	2,177,055	2,156,795

		3,208,217

Healthcare-Products—1.1%
Albany Molecular Research, Inc. 1st Lien Term Loan, 4.250%, 3M LIBOR + 3.250%, 08/30/24	653,063	656,165
Incremental Term Loan, 4.500%, 3M LIBOR + 3.500%, 08/30/24	225,000	226,828
Avantor Funding, Inc. Incremental Term Loan B4, 3.500%, 1M LIBOR + 2.500%, 11/08/27	375,000	375,937
Term Loan B3, 3.250%, 1M LIBOR + 2.250%, 11/21/24	608,839	610,361
CryoLife, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.250%, 12/01/24	460,750	461,902
Greatbatch, Ltd. Term Loan B, 3.500%, 1M LIBOR + 2.500%, 10/27/22	2,195,119	2,198,319
Hanger, Inc. 1st Lien Term Loan, 3.647%, 1M LIBOR + 3.500%, 03/06/25	996,813	997,748
Ortho-Clinical Diagnostics S.A. Term Loan B, 3.398%, 1M LIBOR + 3.250%, 06/30/25	3,054,331	3,016,970

		8,544,230

Healthcare-Services—4.9%
Acadia Healthcare Co., Inc. Term Loan B4, 2.647%, 1M LIBOR + 2.500%, 02/16/23	1,384,848	1,382,252

Healthcare-Services—(Continued)
Accelerated Health Systems LLC Term Loan B, 3.652%, 1M LIBOR + 3.500%, 10/31/25	490,000	480,812
ADMI Corp. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 04/30/25	1,560,221	1,540,961
Alliance Healthcare Services, Inc. Term Loan B, 5.500%, 1M LIBOR + 4.500%, 10/24/23	693,751	629,471
BioClinica Holding I, L.P. 1st Lien Term Loan, 5.250%, 1M LIBOR + 4.250%, 10/20/23	1,366,268	1,356,591
BW NHHC Holdco, Inc. 1st Lien Term Loan, 5.220%, 3M LIBOR + 5.000%, 05/15/25	901,875	795,905
Cambrex Corp. Term Loan B, 5.500%, 1M LIBOR + 4.500%, 12/04/26	275,000	277,063
Cano Health LLC Delayed Draw Term Loan, 11/19/27 (b)	313,931	313,016
Term Loan, 6.000%, 3M LIBOR + 5.250%, 11/19/27	861,069	858,557
Catalent Pharma Solutions, Inc. Term Loan B2, 3.250%, 1M LIBOR + 2.250%, 05/18/26	712,313	714,093
Envision Healthcare Corp. 1st Lien Term Loan, 3.897%, 1M LIBOR + 3.750%, 10/10/25	4,165,000	3,496,863
Gentiva Health Services, Inc. Term Loan, 3.438%, 1M LIBOR + 3.250%, 07/02/25	2,020,803	2,017,434
GHX Ultimate Parent Corp. 1st Lien Term Loan, 4.250%, 3M LIBOR + 3.250%, 06/28/24	1,063,432	1,048,145
IQVIA, Inc. Term Loan B1, 1.897%, 1M LIBOR + 1.750%, 03/07/24	1,336,768	1,331,588
Term Loan B2, 1.897%, 1M LIBOR + 1.750%, 01/17/25	1,435,454	1,429,892
Jaguar Holding Co. II Term Loan, 3.500%, 1M LIBOR + 2.500%, 08/18/22	5,454,684	5,456,729
Loire Finco Luxembourg S.a.r.l. Term Loan, 3.647%, 1M LIBOR + 3.500%, 04/21/27	298,502	294,397
Medical Solutions LLC Term Loan, 5.500%, 3M LIBOR + 4.500%, 06/14/24	865,300	860,973
National Mentor Holdings, Inc. Incremental Term Loan B, 03/09/26 (f)	189,499	189,712
Incremental Term Loan C, 03/09/26 (f)	7,151	7,159
Term Loan B, 4.399%, 1M LIBOR + 4.250%, 03/09/26	545,266	545,879
Term Loan C, 4.510%, 3M LIBOR + 4.250%, 03/09/26	24,922	24,950
One Call Corp. Term Loan B, 6.250%, 3M LIBOR + 5.250%, 11/25/22	1,089,907	1,055,393
Phoenix Guarantor, Inc. Term Loan B, 3.402%, 1M LIBOR + 3.250%, 03/05/26	1,625,332	1,619,491
Term Loan B2, 4.250%, 1M LIBOR + 3.750%, 03/05/26	550,000	550,516
Radiology Partners, Inc. 1st Lien Term Loan B, 5.295%, 1M LIBOR + 4.250%, 07/09/25	453,497	447,262
RadNet, Inc. Term Loan, 4.750%, 3M LIBOR + 3.750%, 06/30/23	1,960,824	1,960,824
Select Medical Corp. Term Loan B, 2.530%, 3M LIBOR + 2.250%, 03/06/25	2,457,947	2,444,121
Sound Inpatient Physicians 1st Lien Term Loan, 2.897%, 1M LIBOR + 2.750%, 06/27/25	414,375	412,130

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Surgery Center Holdings, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.250%, 09/03/24	894,938	$882,073
Syneos Health, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 08/01/24	504,814	502,100
U.S. Anesthesia Partners, Inc. Term Loan, 4.000%, 6M LIBOR + 3.000%, 06/23/24	1,634,840	1,603,505
U.S. Radiology Specialists, Inc. Term Loan, 6.250%, 3M LIBOR + 5.500%, 12/10/27	750,000	748,125

		37,277,982

Holding Companies-Diversified—0.1%
Belfor Holdings Inc. Term Loan B, 4.147%, 1M LIBOR + 4.000%, 04/06/26	443,250	445,466

Home Builders—0.1%
Thor Industries, Inc. Term Loan B, 3.938%, 3M LIBOR + 3.750%, 02/01/26	927,840	928,613

Home Furnishings—0.1%
Mattress Firm, Inc. Term Loan B, 6.250%, 3M LIBOR + 5.250%, 11/26/27	775,000	782,750

Household Products/Wares—0.3%
Kronos Acquisition Holdings, Inc. Term Loan B, 12/17/26 (f)	1,175,000	1,177,937
Reynolds Consumer Products LLC Term Loan, 1.897%, 1M LIBOR + 1.750%, 02/04/27	940,080	935,673

		2,113,610

Housewares—0.1%
CFS Brands, LLC 1st Lien Term Loan, 4.000%, 6M LIBOR + 3.000%, 03/20/25	243,489	226,749
Libbey Glass, Inc. Exit Term Loan, 9.000%, 3M LIBOR + 8.000%, 11/12/25	279,654	268,468

		495,217

Insurance—3.9%
Alliant Holdings Intermediate, LLC 3.397%, 1M LIBOR + 3.250%, 05/09/25	2,674,515	2,632,686
Term Loan B3, 4.250%, 1M LIBOR + 3.750%, 10/08/27	274,101	274,786
AmWINS Group, Inc. Term Loan B, 3.750%, 1M LIBOR + 2.750%, 01/25/24	4,703,986	4,709,329
AssuredPartners, Inc. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/12/27	173,250	171,012
Asurion LLC 2nd Lien Term Loan, 6.647%, 1M LIBOR + 6.500%, 08/04/25	2,207,576	2,226,892
Extended Term Loan, 12/23/26 (f)	5,400,000	5,356,125
Term Loan B6, 3.147%, 1M LIBOR + 3.000%, 11/03/23	1,783,752	1,778,456
HUB International, Ltd. Incremental Term Loan B, 5.000%, 3M LIBOR + 4.000%, 04/25/25	1,584,000	1,590,702
Term Loan B, 2.965%, 3M LIBOR + 2.750%, 04/25/25	4,460,625	4,386,619
Ryan Specialty Group LLC Term Loan, 4.000%, 1M LIBOR + 3.250%, 09/01/27	1,670,813	1,670,813

Insurance—(Continued)
Sedgwick Claims Management Services, Inc. Term Loan B, 3.397%, 1M LIBOR + 3.250%, 12/31/25	1,078,000	1,062,953
USI, Inc. Incremental Term Loan B, 4.254%, 3M LIBOR + 4.000%, 12/02/26	1,212,750	1,213,356
Term Loan, 3.254%, 3M LIBOR + 3.000%, 05/16/24	2,612,250	2,579,325

		29,653,054

Internet—2.9%
Airbnb, Inc. Term Loan, 8.500%, 1M LIBOR + 7.500%, 04/17/25	771,125	836,671
Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 02/12/25	1,081,857	1,082,872
Buzz Merger Sub Ltd. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 01/29/27	496,250	496,560
Term Loan B, 3.750%, 1M LIBOR + 3.250%, 01/29/27	199,500	199,749
CNT Holdings I Corp.
Term Loan, 4.500%, 6M LIBOR + 3.750%, 11/08/27	650,000	651,102
EIG Investors Corp. 1st Lien Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/09/23	3,407,940	3,410,336
Getty Images, Inc.
Term Loan B, 4.647%, 1M LIBOR + 4.500%, 02/19/26	1,408,099	1,392,258
Go Daddy Operating Co. LLC
Term Loan B1, 1.897%, 1M LIBOR + 1.750%, 02/15/24	2,911,646	2,908,006
Term Loan B3, 2.647%, 1M LIBOR + 2.500%, 08/10/27	1,069,625	1,076,533
Hoya Midco LLC 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/30/24	940,737	895,268
Imperva, Inc. 1st Lien Term Loan, 5.000%, 3M LIBOR + 4.000%, 01/12/26	548,608	549,979
Match Group, Inc.
Term Loan B, 1.964%, 3M LIBOR + 1.750%, 02/13/27	675,000	669,937
ProQuest LLC
Term Loan, 3.647%, 1M LIBOR + 3.500%, 10/23/26	1,794,644	1,797,729
Uber Technologies
Incremental Term Loan, 3.647%, 1M LIBOR + 3.500%, 07/13/23	4,288,421	4,286,508
Term Loan, 5.000%, 1M LIBOR + 4.000%, 04/04/25	1,389,375	1,398,348
Vungle, Inc.
Term Loan B, 5.647%, 1M LIBOR + 5.500%, 09/30/26	592,500	595,092

		22,246,948

Investment Companies—0.4%
EIG Management Co. LLC
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/22/25	243,125	243,733
FinCo I LLC
Term Loan B, 2.647%, 1M LIBOR + 2.500%, 06/27/25	1,479,070	1,479,598
LSF9 Atlantis Holdings LLC
Term Loan, 7.000%, 1M LIBOR + 6.000%, 05/01/23	1,186,258	1,182,798

		2,906,129

Iron/Steel—0.2%
Phoenix Services International LLC
Term Loan, 4.750%, 1M LIBOR + 3.750%, 03/01/25 †	1,314,094	1,301,774

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—1.3%
Bombardier Recreational Products, Inc.
Incremental Term Loan B2, 6.000%, 3M LIBOR + 5.000%, 05/24/27	648,375	$662,896
Term Loan, 2.147%, 1M LIBOR + 2.000%, 05/24/27	4,188,852	4,148,710
Carnival Corp.
Term Loan B, 8.500%, 1M LIBOR + 7.500%, 06/30/25	1,243,750	1,288,525
ClubCorp Holdings, Inc.
Term Loan B, 3.004%, 3M LIBOR + 2.750%, 09/18/24	1,644,750	1,543,323
Hayward Industries, Inc. 1st Lien Term Loan, 3.647%, 1M LIBOR + 3.500%, 08/05/24	406,528	403,072
SRAM LLC
Term Loan B, 3.750%, 6M LIBOR + 2.750%, 03/15/24	756,124	757,069
Travel Leaders Group LLC
Term Loan B, 4.147%, 1M LIBOR + 4.000%, 01/25/24	853,125	757,149

		9,560,744

Lodging—1.2%
CityCenter Holdings LLC
Term Loan B, 2.397%, 1M LIBOR + 2.250%, 04/18/24	2,295,339	2,270,593
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 2.147%, 1M LIBOR + 2.000%, 11/30/23	864,000	858,938
Golden Nugget, Inc.
Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	3,999,471	3,876,156
Playa Resorts Holding B.V.
Term Loan B, 3.750%, 1M LIBOR + 2.750%, 04/29/24	1,255,860	1,166,380
Wyndham Hotels & Resorts, Inc.
Term Loan B, 1.897%, 1M LIBOR + 1.750%, 05/30/25	1,173,000	1,160,851

		9,332,918

Machinery-Construction & Mining—0.5%
Brookfield WEC Holdings, Inc.
Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/01/25	4,022,912	4,020,040

Machinery-Diversified—2.0%
AI Alpine AT Bidco GmbH
Term Loan B, 3.234%, 6M LIBOR + 3.000%, 10/31/25	196,000	187,425
Altra Industrial Motion Corp.
Term Loan B, 2.147%, 1M LIBOR + 2.000%, 10/01/25	538,060	538,732
Clark Equipment Co.
Term Loan B, 2.004%, 3M LIBOR + 1.750%, 05/18/24	1,016,781	1,010,709
CPM Holdings, Inc. 1st Lien Term Loan, 3.908%, 3M LIBOR + 3.750%, 11/17/25	294,000	286,420
DXP Enterprises, Inc.
Term Loan, 5.750%, 1M LIBOR + 4.750%, 12/16/27	550,000	548,625
Engineered Machinery Holdings, Inc. 1st Lien Term Loan, 4.000%, 3M LIBOR + 3.000%, 07/19/24	1,139,750	1,137,613
Incremental Term Loan, 4.490%, 3M LIBOR + 4.250%, 07/19/24	269,500	271,016
Gardner Denver, Inc.
Term Loan B, 2.897%, 1M LIBOR + 2.750%, 03/01/27	1,243,750	1,245,563
Term Loan B2, 1.897%, 1M LIBOR + 1.750%, 03/01/27	1,100,617	1,087,449

Machinery-Diversified—(Continued)
GrafTech Finance, Inc.
Term Loan B, 4.500%, 1M LIBOR + 3.500%, 02/12/25	1,173,975	1,175,442
Ingersoll-Rand Services Co.
Term Loan B, 1.897%, 1M LIBOR + 1.750%, 03/01/27	1,215,813	1,201,267
Rexnord LLC
Term Loan B, 1.897%, 1M LIBOR + 1.750%, 08/21/24	2,956,277	2,957,200
Thermon Industries, Inc.
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/30/24	236,775	236,775
Titan Acquisition, Ltd.
Term Loan B, 3.267%, 6M LIBOR + 3.000%, 03/28/25	2,698,680	2,640,659
Welbilt, Inc.
Term Loan B, 2.645%, 1M LIBOR + 2.500%, 10/23/25	794,103	755,721

		15,280,616

Media—5.8%
Adevinta ASA
Term Loan B, 10/13/27 (f)	275,000	275,516
Charter Communications Operating LLC
Term Loan B2, 1.900%, 1M LIBOR + 1.750%, 02/01/27	1,864,024	1,856,905
CSC Holdings LLC
Incremental Term Loan, 2.409%, 1M LIBOR + 2.250%, 01/15/26	933,375	920,374
Term Loan B1, 2.409%, 1M LIBOR + 2.250%, 07/17/25	2,374,805	2,348,582
Term Loan B5, 2.659%, 1M LIBOR + 2.500%, 04/15/27	1,176,113	1,169,056
Cumulus Media New Holdings, Inc.
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 03/31/26	424,705	418,760
Diamond Sports Group, LLC
Term Loan, 3.400%, 1M LIBOR + 3.250%, 08/24/26	2,641,563	2,364,198
Entercom Media Corp.
Term Loan, 2.648%, 1M LIBOR + 2.500%, 11/18/24	2,086,169	2,038,905
Entravision Communications Corp.
Term Loan B, 2.897%, 1M LIBOR + 2.750%, 11/29/24	735,438	720,729
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 01/06/23 † (c)	1,064,306	807,986
DIP Term Loan, 11.250%, 1M LIBOR + 10.000%, 01/22/21 †	158,328	156,349
Gray Television, Inc. Term Loan B, 2.405%, 3M LIBOR + 2.250%, 02/07/24	1,470,015	1,458,684
Term Loan C, 2.655%, 1M LIBOR + 2.500%, 01/02/26	552,268	549,276
Hubbard Radio LLC Term Loan B, 5.250%, 3M LIBOR + 4.250%, 03/28/25	554,227	540,833
iHeartCommunications, Inc. Incremental Term Loan, 4.750%, 1M LIBOR + 4.000%, 05/01/26	373,125	372,348
Term Loan, 3.147%, 1M LIBOR + 3.000%, 05/01/26	940,500	926,785
Midcontinent Communications Term Loan B, 1.897%, 1M LIBOR + 1.750%, 08/15/26	765,313	763,718
Nexstar Broadcasting, Inc. Term Loan B3, 2.395%, 1M LIBOR + 2.250%, 01/17/24	1,188,054	1,178,896
Term Loan B4, 2.905%, 1M LIBOR + 2.750%, 09/18/26	388,236	386,348
Nielsen Finance LLC Term Loan B5, 4.750%, 1M LIBOR + 3.750%, 06/04/25	771,125	778,836
Recorded Books, Inc. Term Loan B, 4.395%, 1M LIBOR + 4.250%, 08/29/25	235,231	235,084
Sinclair Television Group, Inc. Term Loan B2, 2.400%, 1M LIBOR + 2.250%, 01/03/24	1,743,146	1,728,620
Term Loan B2B, 2.650%, 1M LIBOR + 2.500%, 09/30/26	543,125	538,712

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Univision Communications, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 03/15/26	1,495,007	$1,498,211
Term Loan C5, 3.750%, 1M LIBOR + 2.750%, 03/15/24	1,923,934	1,914,314
UPC Broadband Holding B.V. Term Loan B, 2.409%, 1M LIBOR + 2.250%, 04/30/28	775,000	768,461
Term Loan B1, 3.673%, 1M LIBOR + 3.500%, 01/31/29	1,787,500	1,791,522
Term Loan B2, 3.677%, 1M LIBOR + 3.500%, 01/31/29	1,787,500	1,791,522
Virgin Media Bristol LLC Term Loan N, 2.659%, 1M LIBOR + 2.500%, 01/31/28	6,450,000	6,398,168
Term Loan Q, 01/31/29 (f)	1,125,000	1,125,351
Ziggo Financing Partnership Term Loan I, 2.659%, 1M LIBOR + 2.500%, 04/30/28	6,475,000	6,430,484

		44,253,533

Metal Fabricate/Hardware—1.4%
Advanced Drainage Systems, Inc. Term Loan B, 2.438%, 3M LIBOR + 2.250%, 07/31/26	189,857	190,094
Ameriforge Group, Inc. EXIT Term Loan, 9.000%, 3M LIBOR + 8.000%, 06/08/22	765,830	612,664
Atkore International, Inc. 1st Lien Term Loan, 3.750%, 3M LIBOR + 2.750%, 12/22/23	1,153,958	1,159,908
Dynacast International LLC Term Loan B2, 3.490%, 3M LIBOR + 3.250%, 01/28/22 †	1,165,375	1,112,642
Neenah Foundry Co. Term Loan, 10.000%, 2M LIBOR + 9.000%, 12/13/22	586,055	512,798
Penn Engineering & Manufacturing Corp. Term Loan B, 3.750%, 1M LIBOR + 2.750%, 06/27/24	168,830	168,408
Tecomet, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 05/01/24	1,284,156	1,264,894
Werner FinCo L.P. Term Loan, 5.000%, 1M LIBOR + 4.000%, 07/24/24	1,355,409	1,355,409
WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 09/30/23	546,706	524,325
Zekelman Industries, Inc. Term Loan, 2.143%, 1M LIBOR + 2.000%, 01/24/27	4,125,792	4,101,293

		11,002,435

Mining—0.0%
PMHC II, Inc. 1st Lien Term Loan, 4.500%, 12M LIBOR + 3.500%, 03/31/25	340,375	319,953

Miscellaneous Manufacturing—1.2%
CeramTec AcquiCo GmbH Term Loan B2, 2.897%, 1M LIBOR + 2.750%, 03/07/25	1,050,529	1,013,761
EXC Holdings III Corp. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.500%, 12/02/24	436,500	432,135
Gates Global LLC Term Loan B, 3.750%, 1M LIBOR + 2.750%, 04/01/24	3,064,080	3,060,249
Gemini HDPE LLC Term Loan B, 12/31/27 (f)	700,000	695,625
LTI Holdings, Inc. 1st Lien Term Loan, 3.647%, 1M LIBOR + 3.500%, 09/06/25	1,223,835	1,192,146
Term Loan, 4.897%, 1M LIBOR + 4.750%, 07/24/26	172,813	170,292

Miscellaneous Manufacturing—(Continued)
Momentive Performance Materials, Inc. Term Loan B, 3.400%, 1M LIBOR + 3.250%, 05/15/24	2,364,000	2,338,143
Rohm Holding GmbH Term Loan B, 5.316%, 6M LIBOR + 5.000%, 07/31/26	346,491	336,963

		9,239,314

Oil & Gas—1.0%
Apro LLC Term Loan B, 5.000%, 3M LIBOR + 4.000%, 11/14/26	784,125	786,086
CITGO Holding, Inc. Term Loan B, 8.000%, 3M LIBOR + 7.000%, 08/01/23	221,626	206,390
CITGO Petroleum Corp. Term Loan B, 7.250%, 3M LIBOR + 6.250%, 03/28/24	1,970,458	1,962,576
Delek U.S. Holdings, Inc. Incremental Term Loan B, 6.500%, 1M LIBOR + 5.500%, 03/31/25	545,875	541,098
Term Loan B, 2.398%, 1M LIBOR + 2.250%, 03/31/25	3,597,833	3,477,906
Fieldwood Energy LLC 1st Lien Term Loan, 04/11/22 † (c)	1,276,437	296,772
DIP Delayed Draw Term Loan, 9.750%, 1M LIBOR + 8.750%, 08/04/21 † (b)	188,572	188,100
Sunrise Oil & Gas Properties LLC First Out Term Loan, 8.000%, 1M LIBOR + 7.000%, 01/17/23	82,076	73,458
Term Loan 8.000%, 1M LIBOR + 7.000%, 01/17/23	183,312	96,905

		7,629,291

Oil & Gas Services—0.1%
Apergy Corp. 1st Lien Term Loan, 2.688%, 1M LIBOR + 2.500%, 05/09/25	109,639	108,405
Term Loan, 6.000%, 3M LIBOR + 5.000%, 05/28/27	195,000	197,925
Lealand Finance Company B.V. Take Back Term Loan, 1.147%, 1M LIBOR + 1.000%, 06/30/25	267,618	182,872
McDermott Technology Americas, Inc. Make Whole Term Loan, 3.147%, 1M LIBOR + 3.000%, 06/30/24	22,144	18,269

		507,471

Packaging & Containers—1.9%
Berry Global, Inc. Term Loan W, 2.149%, 1M LIBOR + 2.000%, 10/01/22	397,794	397,947
Term Loan Y, 2.149%, 1M LIBOR + 2.000%, 07/01/26	837,250	834,634
BWAY Holding Co. Term Loan B, 3.480%, 3M LIBOR + 3.250%, 04/03/24	1,881,750	1,825,298
Charter NEX U.S., Inc. 2nd Lien Term Loan, 5.000%, 1M LIBOR + 4.250%, 12/01/27	425,000	427,700
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 12/29/23	3,973,796	3,962,443
Incremental Term Loan, 3.225%, 3M LIBOR + 3.000%, 06/29/25	1,319,575	1,307,699
Patriot Container Corp. 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 03/20/25	121,563	119,739

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Pregis TopCo Corp. 1st Lien Term Loan, 3.897%, 1M LIBOR + 3.750%, 07/31/26	569,250	$567,589
Reynolds Group Holdings, Inc. Term Loan, 2.897%, 1M LIBOR + 2.750%, 02/05/23	1,474,857	1,469,879
Term Loan B2, 3.397%, 1M LIBOR + 3.250%, 02/05/26	1,325,000	1,318,788
Ring Container Technologies Group LLC 1st Lien Term Loan, 2.897%, 1M LIBOR + 2.750%, 10/31/24	728,049	720,769
Trident TPI Holdings, Inc. Term Loan B1, 4.000%, 3M LIBOR + 3.000%, 10/17/24	1,868,830	1,852,945

		14,805,430

Pharmaceuticals—4.6%
Akorn, Inc. Take Back Term Loan, 8.500%, 3M LIBOR + 7.500%, 10/01/25	660,360	664,212
Alkermes, Inc. Term Loan B, 2.410%, 1M LIBOR + 2.250%, 03/27/23	346,407	346,407
Alphabet Holding Co., Inc. 1st Lien Term Loan, 3.647%, 1M LIBOR + 3.500%, 09/26/24	2,176,875	2,162,135
Amneal Pharmaceuticals LLC Term Loan B, 3.647%, 1M LIBOR + 3.500%, 05/04/25	2,994,895	2,926,106
Arbor Pharmaceuticals, Inc. Term Loan B, 6.000%, 6M LIBOR + 5.000%, 07/05/23	1,055,633	1,023,964
Bausch Health Companies, Inc. Term Loan B, 3.148%, 1M LIBOR + 3.000%, 06/02/25	4,906,205	4,893,174
Change Healthcare Holdings LLC Term Loan B, 3.500%, 3M LIBOR + 2.500%, 03/01/24	3,378,321	3,367,294
Elanco Animal Health, Inc. Term Loan B, 1.905%, 3M LIBOR + 1.750%, 08/01/27	1,777,747	1,764,969
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/29/24	4,090,571	4,040,715
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.102%, 1W LIBOR + 2.000%, 11/15/27	3,904,312	3,868,756
HLF Financing S.a r.l. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 08/18/25	953,063	954,492
Horizon Therapeutics USA, Inc. Term Loan B, 2.188%, 1M LIBOR + 2.000%, 05/22/26	988,299	985,416
Mallinckrodt International Finance S.A. Term Loan B, 5.500%, 6M LIBOR + 4.750%, 09/24/24	3,774,268	3,566,684
Term Loan B, 5.750%, 3M LIBOR + 5.000%, 02/24/25	547,889	517,127
Milano Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	2,700,000	2,706,750
Packaging Coordinators Midco, Inc. Term Loan, 4.500%, 3M LIBOR + 3.750%, 09/25/27	1,075,000	1,077,687

		34,865,888

Pipelines—0.8%
Blackstone CQP Holdco L.P. Term Loan B, 3.736%, 3M LIBOR + 3.500%, 09/30/24	2,392,451	2,387,666
Buckeye Partners L.P. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 11/01/26	2,357,188	2,357,678
Centurion Pipeline Co., LLC Incremental Term Loan, 4.147%, 1M LIBOR + 4.000%, 09/28/25	200,000	199,500
Term Loan B, 3.397%, 1M LIBOR + 3.250%, 09/29/25	220,500	220,500

Pipelines—(Continued)
Prairie ECI Acquiror L.P. Term Loan B, 4.897%, 1M LIBOR + 4.750%, 03/11/26	1,136,315	1,111,316

		6,276,660

Real Estate—1.0%
Cushman & Wakefield U.S. Borrower, LLC Term Loan B, 2.897%, 1M LIBOR + 2.750%, 08/21/25	4,433,389	4,353,034
RE/MAX International, Inc. Term Loan B, 3.004%, 3M LIBOR + 2.750%, 12/15/23	1,842,758	1,842,758
Realogy Group LLC Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/08/25	1,745,562	1,722,105

		7,917,897

Real Estate Investment Trusts—0.9%
Apollo Commercial Real Estate Finance, Inc Term Loan B, 2.902%, 1M LIBOR + 2.750%, 05/15/26	394,000	380,210
Brookfield Property REIT, Inc. 1st Lien Term Loan B, 2.647%, 1M LIBOR + 2.500%, 08/27/25	879,750	837,522
Claros Mortgage Trust, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.000%, 08/09/26	492,004	495,695
ESH Hospitality, Inc. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 09/18/26	1,278,884	1,265,895
Iron Mountain, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 01/02/26	802,313	797,633
Starwood Property Trust, Inc.
Term Loan B, 2.647%, 1M LIBOR + 2.500%, 07/27/26	444,375	439,931
VICI Properties 1 LLC
Term Loan B, 1.894%, 1M LIBOR + 1.750%, 12/20/24	2,352,273	2,318,948

		6,535,834

Retail—3.5%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 1.897%, 1M LIBOR + 1.750%, 11/19/26	5,073,750	5,001,211
Ascena Retail Group, Inc. Term Loan B, 3M LIBOR, 08/21/22 (c)	1,512,796	306,341
Bass Pro Group LLC Term Loan B, 5.750%, 1M LIBOR + 5.000%, 09/25/24	1,682,617	1,690,110
Beacon Roofing Supply, Inc. Term Loan B, 2.397%, 1M LIBOR + 2.250%, 01/02/25	534,875	532,089
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 2.154%, 1M LIBOR + 2.000%, 02/03/24	2,652,489	2,654,478
BW Gas & Convenience Holdings LLC Term Loan, 6.400%, 1M LIBOR + 6.250%, 11/18/24	427,485	429,890
David’s Bridal, Inc. New Money Term Loan, 7.000%, 3M LIBOR + 6.000%, 06/30/23 (d) (e)	267,265	225,197
Priority Term Loan, 6.000%, PIK + 5.000%, 06/23/23 (d) (e)	227,471	214,482
Harbor Freight Tools USA, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.250%, 10/19/27	1,350,000	1,351,428
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	500,000	500,688
Term Loan B, 3.750%, 6M LIBOR + 2.750%, 02/05/25	2,895,498	2,876,315

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Les Schwab Tire Centers Term Loan B, 4.250%, 3M LIBOR + 3.500%, 11/02/27	2,425,000	$2,428,031
PetSmart, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/11/22	2,130,676	2,130,676
Phillips Feed Service, Inc. Term Loan, 8.000%, 3M LIBOR + 7.000%, 11/13/24 (d) (e)	11,578	9,263
Pier 1 Imports (U.S.), Inc. Term Loan B, 04/30/21 (c) (d) (e)	639,766	255,906
Serta Simmons Bedding LLC Super Priority First Out Term Loan, 8.500%, 1M LIBOR + 7.500%, 08/10/23	917,700	925,347
Super Priority Second Out Term Loan, 8.500%, 1M LIBOR + 7.500%, 08/10/23	3,035,181	2,743,044
Steinway Musical Instruments, Inc. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 02/14/25	273,727	266,199
White Cap Buyer LLC Term Loan B, 4.500%, 6M LIBOR + 4.000%, 10/19/27	2,025,000	2,027,531

		26,568,226

Semiconductors—0.6%
Allegro Microsystems, Inc. Term Loan, 4.500%, 1M LIBOR + 4.000%, 09/30/27	42,308	42,255
Bright Bidco B.V. Term Loan B, 4.500%, 6M LIBOR + 3.500%, 06/30/24	1,858,790	1,084,165
Cabot Microelectronics Corp. Term Loan B1, 2.188%, 1M LIBOR + 2.000%, 11/17/25	657,536	656,714
Cohu, Inc. Term Loan B, 3.148%, 1M LIBOR + 3.000%, 10/01/25	683,955	677,115
MACOM Technology Solutions Holdings, Inc. Term Loan, 2.397%, 1M LIBOR + 2.250%, 05/17/24	1,118,391	1,096,722
Ultra Clean Holdings, Inc. Term Loan B, 4.647%, 1M LIBOR + 4.500%, 08/27/25	642,994	640,583

		4,197,554

Software—13.3%
Applied Systems, Inc. 1st Lien Term Loan, 4.000%, 3M LIBOR + 3.000%, 09/19/24	4,640,211	4,646,011
AppLovin Corp. Incremental Term Loan B, 4.147%, 1M LIBOR + 4.000%, 08/15/25	645,125	645,024
Term Loan B, 3.647%, 1M LIBOR + 3.500%, 08/15/25	3,980,384	3,976,651
Aptean, Inc. Term Loan, 4.397%, 1M LIBOR + 4.250%, 04/23/26	2,679,108	2,645,619
AQA Acquisition Holding, Inc. Term Loan, 11/19/27 (f)	800,000	799,000
Ascend Learning LLC Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 07/12/24	349,125	350,725
Term Loan B, 4.000%, 1M LIBOR + 3.000%, 07/12/24	1,354,500	1,351,452
Athenahealth, Inc. Term Loan B, 4.648%, 1M LIBOR + 4.500%, 02/11/26	2,640,624	2,645,026
Banff Merger Sub, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 10/02/25	5,076,772	5,066,619

Software—(Continued)
Bracket Intermediate Holding Corp. 1st Lien Term Loan B, 4.484%, 3M LIBOR + 4.250%, 09/05/25	806,438	798,373
Camelot U.S. Acquisition 1 Co. Term Loan B, 3.147%, 1M LIBOR + 3.000%, 10/30/26	1,633,500	1,628,191
Castle U.S. Holding Corp. Term Loan B, 4.004%, 3M LIBOR + 3.750%, 01/29/27	911,991	896,260
CCC Information Services, Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 04/29/24	2,686,434	2,684,476
CentralSquare Technologies, LLC 1st Lien Term Loan, 4.004%, 3M LIBOR + 3.750%, 08/29/25	784,000	733,040
Ceridian HCM Holding, Inc. Term Loan B, 2.602%, 1W LIBOR + 2.500%, 04/30/25	1,344,063	1,329,221
Cloudera, Inc. Term Loan B, 3.250%, 3M LIBOR + 2.500%, 12/17/27	550,000	551,375
Cornerstone OnDemand, Inc. Term Loan B, 4.394%, 1M LIBOR + 4.250%, 04/22/27	3,435,535	3,462,735
E2open LLC Term Loan B, 10/29/27 (f)	825,000	824,484
ECI Macola Max Holdings LLC Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/09/27	1,050,000	1,048,688
Epicor Software Corp. Term Loan, 5.250%, 1M LIBOR + 4.250%, 07/30/27	6,315,718	6,361,116
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	3,361,132	3,300,019
Flexera Software LLC 1st Lien Term Loan, 4.250%, 3M LIBOR + 3.250%, 02/26/25	728,124	727,897
GlobalLogic Holdings, Inc. 1st Lien Term Loan, 2.897%, 1M LIBOR + 2.750%, 08/01/25	1,371,050	1,362,480
Incremental Term Loan B2, 4.500%, 1M LIBOR + 3.750%, 09/14/27	723,188	724,091
Greeneden U.S., Holdings II LLC USD Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/01/27	800,000	802,875
Hyland Software, Inc. Term Loan 3, 4.250%, 1M LIBOR + 3.500%, 07/01/24	8,751,192	8,778,470
Informatica LLC Term Loan B, 3.397%, 1M LIBOR + 3.250%, 02/25/27	5,533,188	5,505,522
Inovalon Holdings, Inc. Term Loan B1, 3.188%, 1M LIBOR + 3.000%, 04/02/25	1,065,452	1,063,232
Ivanti Software, Inc. Term Loan B, 5.750%, 1M LIBOR + 4.750%, 12/01/27	2,400,000	2,400,749
MA FinanceCo. LLC Term Loan B, 5.250%, 3M LIBOR + 4.250%, 06/05/25	1,689,375	1,706,973
Term Loan B3, 2.897%, 1M LIBOR + 2.750%, 06/21/24	437,788	432,589
Marcel LUX IV Sarl Term Loan B1, 3.395%, 1M LIBOR + 3.250%, 03/15/26	985,000	967,147
USD Term Loan B, 4.750%, 3M LIBOR + 4.000%, 09/22/27	425,000	426,594
Navicure, Inc. Incremental Term Loan B, 4.750%, 1M LIBOR + 4.000%, 10/22/26	473,813	474,109
Term Loan B, 4.147%, 1M LIBOR + 4.000%, 10/22/26	1,389,500	1,388,632

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
PointClickCare Corp. Term Loan B, 12/29/27 (f)	550,000	$550,000
Renaissance Holding Corp. 1st Lien Term Loan, 3.397%, 1M LIBOR + 3.250%, 05/30/25	604,451	595,510
Seattle Spinco, Inc. Term Loan B3, 2.897%, 1M LIBOR + 2.750%, 06/21/24	2,956,491	2,921,382
SkillSoft Corp. 1st Lien Term Loan, 8.500%, 1M LIBOR + 7.500%, 12/27/24	345,813	354,458
2nd Lien Term Loan, 8.500%, 1M LIBOR + 7.500%, 04/27/25	1,142,560	1,145,416
SolarWinds Holdings, Inc. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 02/05/24	3,557,616	3,413,088
Solera LLC Term Loan B, 2.897%, 1M LIBOR + 2.750%, 03/03/23	1,735,832	1,725,827
Sophia, L.P. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 10/07/27	400,000	401,250
SS&C Technologies, Inc. Term Loan B3, 1.897%, 1M LIBOR + 1.750%, 04/16/25	866,085	857,830
Term Loan B4, 1.897%, 1M LIBOR + 1.750%, 04/16/25	670,156	663,769
STG-Fairway Holdings, LLC Term Loan B, 3.397%, 1M LIBOR + 3.250%, 01/31/27	373,125	368,228
SurveyMonkey, Inc. Term Loan B, 3.860%, 1W LIBOR + 3.750%, 10/10/25	1,146,933	1,143,349
Symplr Software, Inc. Term Loan, 5.250%, 6M LIBOR + 4.500%, 12/22/27	725,000	718,656
Syncsort Inc. Term Loan B, 6.483%, 3M LIBOR + 6.250%, 08/16/24	1,354,815	1,354,815
Tibco Software, Inc. Term Loan B3, 3.900%, 1M LIBOR + 3.750%, 06/30/26	3,562,757	3,524,458
Ultimate Software Group, Inc. (The) Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 05/04/26	3,790,500	3,817,507
Term Loan B, 3.897%, 1M LIBOR + 3.750%, 05/04/26	1,456,563	1,458,019
Veritas U.S., Inc. Term Loan B, 6.500%, 3M LIBOR + 5.500%, 09/01/25	2,394,000	2,392,006
VS Buyer, LLC Term Loan B, 3.397%, 1M LIBOR + 3.250%, 02/28/27	1,066,938	1,063,825

		100,974,858

Telecommunications—4.5%
Altice France S.A. Term Loan B13, 4.237%, 3M LIBOR + 4.000%, 08/14/26	496,203	495,014
CCI Buyer, Inc. Term Loan, 12/17/27 (f)	575,000	576,527
CenturyLink, Inc. Term Loan B, 2.397%, 1M LIBOR + 2.250%, 03/15/27	6,336,000	6,271,322
Colorado Buyer, Inc. Term Loan B, 4.000%, 3M LIBOR + 3.000%, 05/01/24	1,471,625	1,382,063
CommScope, Inc. Term Loan B, 3.397%, 1M LIBOR + 3.250%, 04/06/26	1,530,625	1,523,792
CPI International, Inc. 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 07/26/24	568,850	561,562

Telecommunications—(Continued)
Delta TopCo, Inc. Term Loan B, 4.500%, 6M LIBOR + 3.750%, 12/01/27	1,350,000	1,352,531
Digicel International Finance, Ltd. Term Loan B, 3.510%, 6M LIBOR + 3.250%, 05/28/24	1,475,448	1,353,724
Intelsat Jackson Holdings S.A. Term Loan, 6.500%, 3M LIBOR + 5.500%, 07/13/22 †	474,019	485,277
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24 †	1,600,000	1,630,400
IPC Corp. Term Loan B, 5.500%, 3M LIBOR + 4.500%, 08/06/21 (e)	880,630	649,978
Level 3 Financing, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 03/01/27	1,720,372	1,697,025
LogMeIn, Inc. Term Loan B, 4.903%, 1M LIBOR + 4.750%, 08/31/27	1,425,000	1,422,328
Numericable Group S.A. Term Loan B11, 2.897%, 1M LIBOR + 2.750%, 07/31/25	1,737,000	1,704,973
Onvoy LLC 1st Lien Term Loan B, 5.500%, 1M LIBOR + 4.500%, 02/10/24	842,670	825,817
Plantronics, Inc. Term Loan B, 2.646%, 1M LIBOR + 2.500%, 07/02/25	1,646,813	1,614,649
SBA Senior Finance II LLC Term Loan B, 1.900%, 1M LIBOR + 1.750%, 04/11/25	1,853,414	1,836,038
Switch, Ltd. Term Loan B1, 2.398%, 1M LIBOR + 2.250%, 06/27/24	150,000	150,450
Telenet Financing USD LLC Term Loan AR, 2.159%, 1M LIBOR + 2.000%, 04/30/28	3,500,000	3,456,523
Telesat Canada Term Loan B5, 2.900%, 1M LIBOR + 2.750%, 12/07/26	996,698	989,191
West Corp. Term Loan, 5.000%, 3M LIBOR + 4.000%, 10/10/24	1,603,425	1,558,328
Term Loan B1, 4.500%, 3M LIBOR + 3.500%, 10/10/24	292,500	282,491
Zayo Group Holdings, Inc. Term Loan, 3.147%, 1M LIBOR + 3.000%, 03/09/27	2,026,546	2,016,873

		33,836,876

Transportation—0.2%
Kenan Advantage Group, Inc. Term Loan, 3.147%, 1M LIBOR + 3.000%, 07/31/22	556,431	548,085
Term Loan B, 4.000%, 1M LIBOR + 3.000%, 07/31/22	170,295	167,741
PODS LLC 1st Lien Term Loan, 3.750%, 1M LIBOR + 2.750%, 12/06/24	574,609	575,687
XPO Logistics, Inc. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 02/24/25	575,000	572,963

		1,864,476

Total Floating Rate Loans (Cost $715,970,853)		704,182,366

Corporate Bonds & Notes—3.3%

Aerospace/Defense—0.4%
TransDigm, Inc. 6.250%, 03/15/26 (144A)	3,000,000	3,195,000

Auto Parts & Equipment —0.2%
Clarios Global L.P. 6.750%, 05/15/25 (144A)	250,000	269,375

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes —(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment —(Continued)
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	1,350,000	$1,447,875

		1,717,250

Commercial Services—0.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	725,000	773,067
Garda World Security Corp. 4.625%, 02/15/27 (144A)	850,000	858,500
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.250%, 04/15/24 (144A)	625,000	667,188
Sabre GLBL, Inc. 9.250%, 04/15/25 (144A)	300,000	357,000

		2,655,755

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	275,000	284,625

Diversified Financial Services—0.1%
AG Issuer LLC 6.250%, 03/01/28 (144A)	425,000	429,781

Electric—0.3%
Calpine Corp. 4.500%, 02/15/28 (144A)	300,000	312,000
5.250%, 06/01/26 (144A)	2,000,000	2,069,000

		2,381,000

Entertainment—0.1%
SeaWorld Parks and Entertainment., Inc. 8.750%, 05/01/25 (144A)	250,000	270,000
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	250,000	270,000

		540,000

Environmental Control—0.1%
GFL Environmental, Inc. 4.250%, 06/01/25 (144A)	625,000	648,438

Food—0.1%
Del Monte Foods, Inc. 11.875%, 05/15/25 (144A)	975,000	1,106,625

Machinery-Diversified—0.1%
Clark Equipment Co. 5.875%, 06/01/25 (144A)	125,000	131,875
Vertical U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	500,000	530,000

		661,875

Media—0.5%
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	550,000	446,875

Media—(Continued)
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	250,000	257,500
5.250%, 08/15/27 (144A)	200,000	209,500
6.375%, 05/01/26	105,163	112,524
8.375%, 05/01/27	190,609	203,448
Virgin Media Secured Finance plc 4.500%, 08/15/30 (144A)	800,000	836,000
Ziggo B.V. 5.500%, 01/15/27 (144A)	1,798,000	1,876,663

		3,942,510

Oil & Gas—0.3%
CITGO Petroleum Corp. 6.250%, 08/15/22 (144A)	1,000,000	980,000
7.000%, 06/15/25 (144A)	1,275,000	1,271,812

		2,251,812

Real Estate—0.1%
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	375,000	413,438

Software—0.1%
Boxer Parent Co., Inc. 7.125%, 10/02/25 (144A)	500,000	542,724

Telecommunications—0.6%
Altice France S.A. 5.500%, 01/15/28 (144A)	475,000	496,617
7.375%, 05/01/26 (144A)	500,000	526,250
CenturyLink, Inc. 4.000%, 02/15/27 (144A)	1,500,000	1,548,750
CommScope, Inc. 6.000%, 03/01/26 (144A)	2,000,000	2,107,200

		4,678,817

Total Corporate Bonds & Notes (Cost $24,584,816)		25,449,650

Common Stocks—0.7%

Commercial Services—0.1%
IAP Worldwide Services LLC † (d) (e) (g) (h)	44	657,008

Diversified Consumer Services—0.0%
RDV Resources, Inc. - Class A (d) (e) (g) (h)	21,140	0

Electric Utilities—0.1%
Longview Intermediate Holdings Co. LLC (d) (e) (g) (h)	39,089	315,448

Energy Equipment & Services—0.0%
McDermott International, Inc. (g) (h)	117,431	95,119

Food Products—0.0%
CM Acquisition Co. (g) (h)	3,472	199,640

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—0.1%
Akorn Holding Co. LLC (g) (h)	56,220	$702,750

Household Products—0.0%
LG Parent Holding Co. (g) (h)	9,472	9,472

Internet Software & Services—0.0%
Answers Corp. (d) (e) (g) (h)	29,070	16,861

Media—0.1%
Clear Channel Outdoor Holdings, Inc. (g) (h)	43,727	72,149
Cumulus Media, Inc. - Class A (g) (h)	40,548	353,579
iHeartMedia, Inc. - Class A (g) (h)	18,596	241,376

		667,104

Metals & Mining—0.1%
ACNR Holdings, Inc. (g) (h)	3,147	20,456
AFG Holdings, Inc. (d) (e) (g) (h)	24,746	460,028

		480,484

Oil, Gas & Consumable Fuels—0.0%
Fieldwood Energy LLC (g) (h)	1,397	140
Fieldwood Energy LLC (Rights Offering Shares) (g) (h)	6,048	605
Paragon Offshore Finance Co. - Class A (g) (h)	1,527	458
Paragon Offshore Finance Co. - Class B (g) (h)	764	5,348
Samson Resources II LLC - Class A (g) (h)	19,666	127,829
Sunrise Oil & Gas, Inc. - Class A (g) (h)	12,446	1,244

		135,624

Retail—0.0%
David’s Bridal, Inc. (d) (e) (g) (h)	18,015	124,123
Philips Pet Holding Corp. (d) (e) (g) (h)	62	26,739

		150,862

Software—0.2%
SkillSoft Corp. - Class A (g) (h)	10,701	1,712,160

Total Common Stocks (Cost $6,424,689)		5,142,532

Preferred Stocks—0.1%

Household Products—0.0%
LG Parent Holding Co. (g) (h)	1,428	67,807

Metals & Mining—0.0%
ACNR Holdings, Inc. (h)	1,486	69,099

Retail—0.1%
David’s Bridal, Inc. Series A (d) (e) (g)	501	40,080
Series B (d) (e) (g)	2,042	165,320

Retail—(Continued)
DBI Investors, Inc. Series A (d) (e) (g)	852	68,441

		273,841

Total Preferred Stocks (Cost $240,264)		410,747

Warrants—0.0%

Healthcare-Services—0.0%
Alliance Healthcare Services, Inc. (1st Lien Post Capital), Expires 11/15/21 (d) (e)	1,162	0
Alliance Healthcare Services, Inc. (1st Lien Pre-Capital), Expires 11/15/21 (d) (e)	21	5,979

		5,979

Retail—0.0%
David’s Bridal, Inc. (d) (e) (g) (h)	3,478	0

Total Warrants (Cost $0)		5,979

Short-Term Investment—4.2%

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $31,846,224, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $32,483,213.	31,846,224	31,846,224

Total Short-Term Investments (Cost $31,846,224)		31,846,224

Total Investments—100.9% (Cost $779,066,846)		767,037,498

Unfunded Loan Commitments—(0.2)% (Cost $(1,177,282))		(1,177,282)
Net Investments—100.7%
(Cost $(777,889,564))		765,860,216
Other assets and liabilities (net)—0.7)%		(5,377,076)

Net Assets—100.0%		$760,483,140

†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $6,636,308 which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(b)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.5% of net assets.
(f)	This loan will settle after December 31, 2020, at which time the interest rate will be determined.
(g)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(h)	Non-income producing security.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $25,133,678, which is 3.3% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Dynacast International LLC, 3.490%, 01/28/22	03/17/17-03/31/17	1,165,375	$1,166,138	$1,112,642
Fieldwood Energy LLC 04/11/22	04/11/18	1,276,437	1,278,468	296,772
Fieldwood Energy LLC, 9.750%, 08/04/21	08/20/20	188,572	188,572	188,100
Global Eagle Entertainment, Inc. 01/06/23	10/06/17-07/09/20	1,064,306	1,055,559	807,986
Global Eagle Entertainment, Inc., 11.250%, 01/22/21	07/23/20	158,328	157,758	156,349
IAP Worldwide Services LLC	07/18/14-07/24/14	44	52,138	657,008
Intelsat Jackson Holdings S.A., 6.500%, 07/13/22	06/16/20-06/26/20	474,019	474,019	485,277
Intelsat Jackson Holdings S.A., 8.750%, 01/02/24	12/14/17	1,600,000	1,600,000	1,630,400
Phoenix Services International LLC, 4.750%, 03/01/25	01/30/18-07/13/18	1,314,094	1,320,450	1,301,774

				$6,636,308

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,692,274	$—	$3,692,274
Aerospace/Defense	—	11,813,929	—	11,813,929
Airlines	—	3,159,319	—	3,159,319
Auto Parts & Equipment	—	18,787,338	—	18,787,338
Beverages	—	2,282,914	—	2,282,914
Building Materials	—	11,021,885	—	11,021,885
Chemicals	—	26,979,274	—	26,979,274
Coal	—	908,782	—	908,782
Commercial Services (Less Unfunded Loan Commitments of $693,636)	—	42,711,545	233,678	42,945,223
Computers	—	14,083,654	—	14,083,654
Distribution/Wholesale	—	12,616,996	—	12,616,996
Diversified Financial Services	—	37,329,145	—	37,329,145
Electric	—	5,816,990	124,460	5,941,450
Electrical Components & Equipment	—	995,679	—	995,679
Electronics	—	2,521,306	—	2,521,306
Engineering & Construction	—	2,203,084	—	2,203,084
Entertainment	—	19,193,552	—	19,193,552
Environmental Control	—	9,955,352	—	9,955,352
Food	—	14,227,479	—	14,227,479
Food Service	—	1,789,377	—	1,789,377
Forest Products & Paper	—	1,232,172	—	1,232,172
Gas	—	914,542	—	914,542
Hand/Machine Tools	—	3,208,217	—	3,208,217
Healthcare-Products	—	8,544,230	—	8,544,230
Healthcare-Services (Less Unfunded Loan Commitments of $313,931)	—	36,964,051	—	36,964,051
Holding Companies-Diversified	—	445,466	—	445,466
Home Builders	—	928,613	—	928,613
Home Furnishings	—	782,750	—	782,750
Household Products/Wares	—	2,113,610	—	2,113,610
Housewares	—	495,217	—	495,217
Insurance	—	29,653,054	—	29,653,054
Internet	—	22,246,948	—	22,246,948
Investment Companies	—	2,906,129	—	2,906,129
Iron/Steel	—	1,301,774	—	1,301,774
Leisure Time	—	9,560,744	—	9,560,744
Lodging	—	9,332,918	—	9,332,918
Machinery-Construction & Mining	—	4,020,040	—	4,020,040
Machinery-Diversified	—	15,280,616	—	15,280,616
Media	—	44,253,533	—	44,253,533
Metal Fabricate/Hardware	—	11,002,435	—	11,002,435

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Mining	$—	$319,953	$—	$319,953
Miscellaneous Manufacturing	—	9,239,314	—	9,239,314
Oil & Gas (Less Unfunded Loan Commitments of $169,715)	—	7,459,576	—	7,459,576
Oil & Gas Services	—	507,471	—	507,471
Packaging & Containers	—	14,805,430	—	14,805,430
Pharmaceuticals	—	34,865,888	—	34,865,888
Pipelines	—	6,276,660	—	6,276,660
Real Estate	—	7,917,897	—	7,917,897
Real Estate Investment Trusts	—	6,535,834	—	6,535,834
Retail	—	25,863,378	704,848	26,568,226
Semiconductors	—	4,197,554	—	4,197,554
Software	—	100,974,858	—	100,974,858
Telecommunications	—	33,836,876	—	33,836,876
Transportation	—	1,864,476	—	1,864,476
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,177,282)	—	701,942,098	1,062,986	703,005,084
Total Corporate Bonds & Notes*	—	25,449,650	—	25,449,650
Common Stocks
Commercial Services	—	—	657,008	657,008
Diversified Consumer Services	—	—	0	0
Electric Utilities	—	—	315,448	315,448
Energy Equipment & Services	95,119	—	—	95,119
Food Products	—	199,640	—	199,640
Health Care Equipment & Supplies	—	702,750	—	702,750
Household Products	—	9,472	—	9,472
Internet Software & Services	—	—	16,861	16,861
Media	667,104	—	—	667,104
Metals & Mining	—	20,456	460,028	480,484
Oil, Gas & Consumable Fuels	—	135,624	—	135,624
Retail	—	—	150,862	150,862
Software	—	1,712,160	—	1,712,160
Total Common Stocks	762,223	2,780,102	1,600,207	5,142,532
Preferred Stocks
Household Products	67,807	—	—	67,807
Metals & Mining	69,099	—	—	69,099
Retail	—	—	273,841	273,841
Total Preferred Stocks	136,906	—	273,841	410,747
Total Warrants*	—	—	5,979	5,979
Total Short-Term Investment*	—	31,846,224	—	31,846,224
Total Net Investments	$899,129	$762,018,074	$2,943,013	$765,860,216

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

During the year ended December 31, 2020, a transfer from Level 2 to Level 3 in the amount of $391,681 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$765,860,216
Cash	6,158,129
Receivable for:
Investments sold	841,871
Fund shares sold	1,256
Interest	1,582,217
Prepaid expenses	2,316

Total Assets	774,446,005
Liabilities
Payables for:
Investments purchased	13,109,602
Fund shares redeemed	33,057
Accrued Expenses:
Management fees	386,702
Distribution and service fees	25,963
Deferred trustees’ fees	165,765
Other expenses	241,776

Total Liabilities	13,962,865

Net Assets	$760,483,140

Net Assets Consist of:
Paid in surplus	$776,958,192
Distributable earnings (Accumulated losses)	(16,475,052)

Net Assets	$760,483,140

Net Assets
Class A	$636,693,357
Class B	123,789,783
Capital Shares Outstanding*
Class A	64,057,378
Class B	12,550,662
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.94
Class B	9.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $777,889,564.
(b)	Investments at value is net of unfunded loan commitments of $1,177,282.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$3,470
Interest	31,423,086

Total investment income	31,426,556
Expenses
Management fees	4,467,149
Administration fees	43,675
Custodian and accounting fees	314,724
Distribution and service fees—Class B	300,727
Audit and tax services	124,890
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	34,899
Insurance	5,645
Miscellaneous	15,084

Total expenses	5,406,760

Net Investment Income	26,019,796

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(14,090,879)
Net change in unrealized appreciation on investments	2,984,133

Net realized and unrealized loss	(11,106,746)

Net Increase in Net Assets From Operations	$14,913,050

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,019,796	$36,357,642
Net realized loss	(14,090,879)	(4,949,155)
Net change in unrealized appreciation	2,984,133	22,954,416

Increase in net assets from operations	14,913,050	54,362,903

From Distributions to Shareholders
Class A	(30,816,047)	(30,403,750)
Class B	(5,641,180)	(5,776,634)

Total distributions	(36,457,227)	(36,180,384)

Increase (decrease) in net assets from capital share transactions	(877,141)	6,878,971

Total increase (decrease) in net assets	(22,421,318)	25,061,490

Net Assets
Beginning of period	782,904,458	757,842,968

End of period	$760,483,140	$782,904,458

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	489,547	$4,700,012	373,231	$3,776,629
Reinvestments	3,278,303	30,816,047	3,046,468	30,403,750
Redemptions	(3,558,160)	(34,157,834)	(3,510,211)	(35,797,716)

Net increase (decrease)	209,690	$1,358,225	(90,512)	$(1,617,337)

Class B
Sales	2,016,238	$19,235,389	2,256,163	$22,901,359
Reinvestments	603,981	5,641,180	582,322	5,776,634
Redemptions	(2,854,436)	(27,111,935)	(1,997,436)	(20,181,685)

Net increase (decrease)	(234,217)	$(2,235,366)	841,049	$8,496,308

Increase (decrease) derived from capital shares transactions		$(877,141)		$6,878,971

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.23	$10.00	$10.34	$10.35	$9.86

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.48	0.46	0.39	0.40
Net realized and unrealized gain (loss)	(0.14)	0.24	(0.39)	0.02	0.52

Total income (loss) from investment operations	0.21	0.72	0.07	0.41	0.92

Less Distributions
Distributions from net investment income	(0.50)	(0.49)	(0.41)	(0.42)	(0.43)

Total distributions	(0.50)	(0.49)	(0.41)	(0.42)	(0.43)

Net Asset Value, End of Period	$9.94	$10.23	$10.00	$10.34	$10.35

Total Return (%) (b)	2.33	7.32	0.56	4.00	9.50

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.69	0.68	0.68	0.67
Ratio of net investment income to average net assets (%)	3.55	4.73	4.45	3.80	4.01
Portfolio turnover rate (%)	26	27	25	41	40
Net assets, end of period (in millions)	$636.7	$653.1	$639.3	$731.6	$715.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.15	$9.93	$10.27	$10.29	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.45	0.43	0.36	0.38
Net realized and unrealized gain (loss)	(0.14)	0.24	(0.39)	0.01	0.51

Total income (loss) from investment operations	0.18	0.69	0.04	0.37	0.89

Less Distributions
Distributions from net investment income	(0.47)	(0.47)	(0.38)	(0.39)	(0.40)

Total distributions	(0.47)	(0.47)	(0.38)	(0.39)	(0.40)

Net Asset Value, End of Period	$9.86	$10.15	$9.93	$10.27	$10.29

Total Return (%) (b)	2.06	7.03	0.31	3.68	9.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.94	0.93	0.93	0.92
Ratio of net investment income to average net assets (%)	3.31	4.48	4.23	3.55	3.76
Portfolio turnover rate (%)	26	27	25	41	40
Net assets, end of period (in millions)	$123.8	$129.8	$118.6	$104.5	$104.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2020, the Portfolio had open unfunded loan commitments of $1,177,282. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had investments in repurchase agreements with a gross value of $31,846,224, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$187,043,570	$0	$188,652,044

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$4,467,149	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$778,001,717

Gross unrealized appreciation	5,221,195
Gross unrealized depreciation	(17,362,696)

Net unrealized appreciation (depreciation)	$(12,141,501)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$36,457,227	$36,180,384	$—	$—	$36,457,227	$36,180,384

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,802,210	$—	$(12,141,501)	$(29,969,995)	$(16,309,286)

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $2,624,582 and accumulated long-term capital losses of $27,345,413.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio (the "Fund") (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Eaton Vance Floating Rate Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-34

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Sub-advised Expense Universe median but equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2021.

BHFTI-35

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 2.40% and 2.12%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 3.33%.

MARKET ENVIRONMENT / CONDITIONS

The year 2020 will long be remembered for the COVID-19 pandemic and the resulting economic turmoil it created. To stem the global spreading of the disease, a large number of cities, states, and entire countries issued stay at home orders only allowing essential outings such as to buy food and attend medical appointments. In the U.S., gross domestic product (“GDP”) contracted by 5% in the first quarter before falling by another 31% in the second quarter; the largest single quarter drop in U.S. history. Twenty-one million individuals lost their jobs in April alone, pushing the unemployment rate to 14.7%, the highest level since World War II. Both global fixed income and equity markets reacted strongly to the COVID-19 news, causing massive disruptions as volatility increased to record levels. Even prices for many U.S. Treasury (“UST”) notes and bonds saw bid-ask spreads widen sharply. In most fixed income sectors, sellers significantly outnumbered buyers, causing spreads to gap out. UST rates fell in the first quarter as investors moved into safe-haven assets. 30-year and 10-year UST rates dropped to all-time lows. Global monetary and fiscal authorities moved quickly in an attempt to lessen the economic blow by providing trillions of dollars of stimulus. The U.S. Federal Reserve (the “Fed”) enacted a number of market support vehicles that made them essentially the “lender of last resort.”

Moving past the first wave of U.S. infections into the summer months, some cities and states slowly reopened their economies, relaxing some restrictions on social gatherings and close contact activities such as indoor dining. An upward trend in consumer spending led economic improvement that saw the unemployment rate fall and third quarter GDP rise at a rate of 33.4%. However, despite the impressive recovery, the U.S. economy still found itself 3.5% below pre-crisis peak GDP at the end of the third quarter. A second wave of the COVID-19 infections emerged in the fourth quarter, driving daily new case rates and hospitalizations to all-time highs and causing governments to slow reopening of their economies and, in some cases, reinstating social distancing precautions including stay-at-home orders and restricting travel. This was tempered by the emergency approval of COVID-19 vaccines from multiple pharmaceutical manufacturers by U.S. and European health agencies.

By the end of 2020, the first stage of the global economic recovery proved to be strong, with the rebound in spending and manufacturing and corresponding decline in unemployment exceeding most analysts’ expectations. Timely and monumental monetary and fiscal aid helped support the economy, particularly consumers.

Risk aversion drove investors away from fixed income spread markets in the first quarter, causing significant losses across most sectors. As the market turmoil began to subside, we saw significant improvement in spread levels and valuations across most asset classes including corporate bonds, securitized products, and municipal bonds supported by strong monetary support from the Fed. With global government interest rates remaining low, investors moved into spread sectors in search of positive yields. By the end of the year, most spreads reached levels seen at the beginning of 2020 as market sentiment remained high.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the course of the year, the Portfolio’s more credit sensitive allocation detracted from returns as did its active currency positioning. Security selection within bank loans as well as the Portfolio’s allocation to residential mortgage-backed securities (“RMBS”) curbed performance over the period since spreads had not made a full recovery. Non-dollar developed government debt also hindered returns as did the Portfolio’s hard currency emerging market debt (“EMD”) holdings. However, non-U.S. duration holdings boosted relative performance. Sector allocations contributed to results, led by holdings in investment grade (“IG”) corporate bonds and collateralized loan obligations (“CLOs”). The Portfolio also benefited from exposure to local currency EMD. Both taxable and tax-exempt municipal holdings boosted relative results. We saw modest returns from the Portfolio’s commercial mortgage-backed securities. In contrast, an overweight to treasury inflation-protected securities hindered performance as volatility in breakeven rates increased. High yield (“HY”) corporate debt exposures weighed on results over the period as end-of-year spreads had not fully recovered from their April levels.

In terms of positioning, we made several changes over the year to manage the risk of the Portfolio and take advantage of market conditions. Throughout the year, we maintained an underweight allocation to U.S. duration, preferring Asian and European positions. The Portfolio continued not to hold any Japanese debt, which is a small part of the benchmark index, preferring China duration exposure. Additionally, the Portfolio held a long European duration position in the first half of the year, favoring Irish and Italian debt. We made some allocation changes into French government bonds, but at the end of the year the Portfolio was underweight to European duration. For the Portfolio as a whole, we ended the year with a more neutral stance versus the benchmark.

As spreads widened starting in March, we took advantage of the market increasing the Portfolio’s holdings of IG corporate bonds. As conditions improved towards the latter half of the year, we reduced our exposure moving to a slight underweight versus the benchmark. Similarly, in HY corporate bonds, we reduced the Portfolio’s holdings in the second half of 2020 while maintaining our CLO positions. We continued to focus our efforts on strong fundamental credit research to identify issuers that had the financial stability to weather current economic conditions. The RMBS sector saw large

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

disruptions throughout the first and second quarters. As the market readjusted, we were able to cut the Portfolio’s overall exposure as valuations moved more towards what we assessed was fair value. The Portfolio’s municipal bond exposure was mostly unchanged for the year as we continued to see value versus IG corporate bonds on a risk-adjusted basis. At period-end, the Portfolio continued to have an overweight to credit sectors including CLOs, HY corporates, and bank loans.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage Portfolio duration, credit risk and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio. All derivatives performed as expected during the period.

Sonal Desai

David Yuen

Tina Chou

Kent Burns

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	2.40	2.56	1.91
Class B	2.12	2.32	1.66
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	3.33	2.21	1.58

1 Inception date of the Class A and B shares is 4/29/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	35.8
Corporate Bonds & Notes	25.9
Asset-Backed Securities	20.6
Floating Rate Loans	4.6
Mortgage-Backed Securities	4.2
Municipals	3.5
Foreign Government	2.4
Mutual Funds	0.6
Common Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.49%	$1,000.00	$1,031.70	$2.50
	Hypothetical*	0.49%	$1,000.00	$1,022.67	$2.49

Class B (a)	Actual	0.74%	$1,000.00	$1,030.70	$3.78
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—35.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—11.4%
Fannie Mae 15 Yr. Pool
4.500%, 09/01/24	189,479	$200,966
4.500%, 03/01/25	508,987	541,068
Fannie Mae ARM Pool
1.415%, 6M LIBOR + 1.165%, 03/01/28 (a)	3,867	3,880
1.441%, 6M LIBOR + 1.126%, 11/01/33 (a)	3,651	3,668
1.444%, 6M LIBOR + 1.039%, 11/01/33 (a)	757	751
1.800%, 1Y H15 + 1.675%, 11/01/32 (a)	8,737	8,721
1.840%, 6M LIBOR + 1.434%, 12/01/32 (a)	178,724	179,960
1.870%, 6M LIBOR + 1.620%, 11/01/32 (a)	20,991	21,052
1.906%, 6M LIBOR + 1.430%, 02/01/36 (a)	26,527	27,408
1.943%, 6M LIBOR + 1.657%, 04/01/36 (a)	28,601	29,786
2.052%, 6M LIBOR + 1.545%, 12/01/34 (a)	26,159	27,017
2.059%, 12M LIBOR + 1.684%, 12/01/32 (a)	4,939	4,942
2.062%, 6M LIBOR + 1.758%, 06/01/28 (a)	1,697	1,710
2.119%, 12M LIBOR + 1.494%, 07/01/33 (a)	22,693	22,750
2.119%, 6M LIBOR + 1.585%, 03/01/36 (a)	85,926	88,758
2.121%, 6M LIBOR + 1.413%, 11/01/34 (a)	4,097	4,139
2.123%, 1Y H15 + 1.998%, 10/01/32 (a)	10,744	10,728
2.155%, 12M LIBOR + 1.655%, 08/01/34 (a)	1,000	1,001
2.178%, 12M LIBOR + 1.770%, 11/01/36 (a)	749	785
2.199%, 12M LIBOR + 1.698%, 10/01/33 (a)	28,226	28,444
2.277%, 6M LIBOR + 1.402%, 03/01/35 (a)	14,788	15,205
2.279%, 12M LIBOR + 1.779%, 10/01/36 (a)	2,606	2,731
2.288%, 6M LIBOR + 1.538%, 09/01/35 (a)	7,168	7,259
2.290%, 6M LIBOR + 1.415%, 06/01/32 (a)	8,191	8,222
2.315%, 1Y H15 + 2.065%, 12/01/25 (a)	6,889	6,893
2.329%, 12M LIBOR + 1.710%, 09/01/37 (a)	1,010	1,028
2.351%, 6M LIBOR + 1.671%, 03/01/37 (a)	3,972	4,135
2.372%, 6M LIBOR + 1.570%, 11/01/35 (a)	39,358	40,748
2.395%, 12M LIBOR + 1.645%, 09/01/39 (a)	2,147	2,156
2.412%, 12M LIBOR + 1.503%, 07/01/33 (a)	29,310	29,466
2.419%, 1Y H15 + 2.119%, 09/01/37 (a)	9,945	9,993
2.439%, 12M LIBOR + 1.661%, 08/01/37 (a)	9,195	9,611
2.454%, 12M LIBOR + 1.690%, 11/01/35 (a)	15,347	15,578
2.470%, 12M LIBOR + 1.720%, 08/01/35 (a)	25,821	26,073
2.493%, 1Y H15 + 2.010%, 06/01/25 (a)	26,256	26,384
2.524%, 1Y H15 + 2.149%, 08/01/33 (a)	42,693	42,597
2.550%, 1Y H15 + 2.300%, 09/01/32 (a)	2,404	2,409
2.595%, 12M LIBOR + 1.641%, 05/01/33 (a)	9,300	9,370
2.598%, 1Y H15 + 2.223%, 07/01/35 (a)	11,330	11,792
2.625%, 6M LIBOR + 2.250%, 10/01/33 (a)	19,203	19,365
2.655%, 1Y H15 + 2.280%, 07/01/32 (a)	2,249	2,258
2.656%, 1Y H15 + 2.290%, 08/01/32 (a)	8,249	8,243
2.675%, 1Y H15 + 2.175%, 06/01/30 (a)	7,286	7,302
2.708%, 12M LIBOR + 1.833%, 08/01/32 (a)	46,642	46,828
2.768%, 1Y H15 + 2.094%, 07/01/33 (a)	20,069	20,192
2.844%, 12M LIBOR + 1.675%, 11/01/36 (a)	983,789	1,028,251
2.870%, 12M LIBOR + 1.905%, 11/01/35 (a)	371,390	390,732
2.880%, 1Y H15 + 2.360%, 11/01/34 (a)	1,374,310	1,446,169
2.889%, 1Y H15 + 1.881%, 08/01/29 (a)	1,827	1,827
2.981%, 6M LIBOR + 2.106%, 09/01/33 (a)	22,339	22,411
2.991%, 1Y H15 + 2.149%, 04/01/27 (a)	1,575	1,587
3.001%, 1Y H15 + 2.242%, 03/01/38 (a)	12,314	12,416
3.014%, 1Y H15 + 1.874%, 02/01/25 (a)	30,056	30,134
3.020%, 1Y H15 + 2.270%, 09/01/30 (a)	20,317	20,328

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
3.025%, 1Y H15 + 2.525%, 05/01/32 (a)	2,142	2,128
3.037%, 1Y H15 + 2.227%, 09/01/33 (a)	3,745	3,770
3.049%, 1Y H15 + 2.178%, 11/01/35 (a)	1,209,721	1,266,840
3.092%, 1Y H15 + 2.289%, 01/01/32 (a)	2,317	2,388
3.100%, 12M LIBOR + 1.612%, 01/01/36 (a)	30,346	31,662
3.119%, 1Y H15 + 2.475%, 07/01/28 (a)	2,478	2,483
3.150%, 6M LIBOR + 2.275%, 08/01/32 (a)	23,686	23,809
3.186%, 1Y H15 + 1.686%, 03/01/33 (a)	756	758
3.237%, 12M LIBOR + 1.712%, 09/01/35 (a)	1,481,319	1,550,993
3.267%, 1Y H15 + 2.152%, 12/01/33 (a)	44,729	44,918
3.285%, 1Y H15 + 2.239%, 09/01/36 (a)	368	369
3.383%, 12M LIBOR + 1.558%, 03/01/33 (a)	28,031	28,225
3.406%, 1Y H15 + 2.270%, 08/01/30 (a)	11,252	11,250
3.420%, 12M LIBOR + 1.420%, 03/01/36 (a)	4,948	4,959
3.500%, 12M LIBOR + 1.750%, 04/01/34 (a)	33,885	34,177
3.530%, 12M LIBOR + 1.530%, 02/01/33 (a)	31,052	31,112
3.550%, 12M LIBOR + 1.550%, 02/01/44 (a)	27,683	27,597
3.563%, 1Y H15 + 2.197%, 03/01/30 (a)	651	652
3.585%, 12M LIBOR + 1.585%, 02/01/36 (a)	10,657	10,765
3.587%, 1Y H15 + 2.393%, 09/01/33 (a)	837	841
3.662%, 1Y H15 + 2.162%, 07/01/33 (a)	21,071	21,101
3.667%, 12M LIBOR + 1.810%, 04/01/40 (a)	2,124	2,131
3.685%, 12M LIBOR + 1.810%, 04/01/35 (a)	196,446	204,603
3.713%, 12M LIBOR + 1.713%, 02/01/32 (a)	62,424	62,785
3.730%, 1Y H15 + 2.105%, 07/01/25 (a)	114	114
3.775%, 1Y H15 + 2.275%, 06/01/35 (a)	41,339	41,307
3.778%, 12M LIBOR + 1.778%, 12/01/35 (a)	116,774	116,526
3.815%, 12M LIBOR + 1.815%, 03/01/36 (a)	10,016	10,019
3.820%, 1Y H15 + 2.270%, 01/01/29 (a)	8,580	8,580
3.879%, 12M LIBOR + 1.879%, 03/01/36 (a)	23,915	23,968
3.895%, 1Y H15 + 2.270%, 01/01/32 (a)	7,602	7,581
3.910%, 1Y H15 + 2.285%, 02/01/35 (a)	30,442	30,355
3.980%, 1Y H15 + 2.408%, 04/01/36 (a)	2,594	2,640
Fannie Mae Connecticut Avenue Securities (CMO)
2.748%, 1M LIBOR + 2.600%, 05/25/24 (a)	3,334,723	3,248,063
3.048%, 1M LIBOR + 2.900%, 07/25/24 (a)	2,160,326	2,165,142
3.148%, 1M LIBOR + 3.000%, 07/25/24 (a)	3,434,231	3,333,063
3.148%, 1M LIBOR + 3.000%, 10/25/29 (a)	4,548,005	4,598,771
4.148%, 1M LIBOR + 4.000%, 05/25/25 (a)	3,139,223	3,193,089
4.398%, 1M LIBOR + 4.250%, 01/25/29 (a)	1,248,572	1,299,573
4.398%, 1M LIBOR + 4.250%, 04/25/29 (a)	989,846	1,036,318
4.448%, 1M LIBOR + 4.300%, 02/25/25 (a)	2,745,318	2,798,185
4.498%, 1M LIBOR + 4.350%, 05/25/29 (a)	2,145,058	2,234,844
4.598%, 1M LIBOR + 4.450%, 01/25/29 (a)	1,501,161	1,563,128
4.698%, 1M LIBOR + 4.550%, 02/25/25 (a)	759,357	771,307
5.048%, 1M LIBOR + 4.900%, 11/25/24 (a)	2,986,558	3,063,538
5.148%, 1M LIBOR + 5.000%, 11/25/24 (a)	1,218,746	1,249,053
5.148%, 1M LIBOR + 5.000%, 07/25/25 (a)	3,323,288	3,400,855
5.398%, 1M LIBOR + 5.250%, 10/25/23 (a)	2,549,550	2,608,957
7.098%, 1M LIBOR + 6.950%, 08/25/28 (a)	1,638,398	1,740,028
Freddie Mac REMICS (CMO) 3.500%, 03/15/43	221,450	227,011
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
1.498%, 1M LIBOR + 1.350%, 03/25/29 (a)	17,143	17,143
2.348%, 1M LIBOR + 2.200%, 02/25/24 (a)	13,151	13,153

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.498%, 1M LIBOR + 2.350%, 04/25/30 (a)	2,954,656	$2,996,959
3.398%, 1M LIBOR + 3.250%, 05/25/25 (a)	2,658,679	2,706,954
3.448%, 1M LIBOR + 3.300%, 10/25/27 (a)	2,829,594	2,901,805
3.698%, 1M LIBOR + 3.550%, 08/25/29 (a)	984,191	1,010,048
3.748%, 1M LIBOR + 3.600%, 04/25/24 (a)	1,157,087	1,149,062
3.898%, 1M LIBOR + 3.750%, 09/25/24 (a)	4,933,302	5,063,646
3.948%, 1M LIBOR + 3.800%, 03/25/25 (a)	257,210	257,549
4.048%, 1M LIBOR + 3.900%, 12/25/27 (a)	4,242,139	4,308,227
4.148%, 1M LIBOR + 4.000%, 08/25/24 (a)	185,122	188,846
4.248%, 1M LIBOR + 4.100%, 08/25/24 (a)	1,608,756	1,624,948
4.298%, 1M LIBOR + 4.150%, 01/25/25 (a)	1,171,596	1,183,145
4.698%, 1M LIBOR + 4.550%, 10/25/24 (a)	3,034,340	3,111,992
4.798%, 1M LIBOR + 4.650%, 10/25/28 (a)	3,206,924	3,336,773
4.848%, 1M LIBOR + 4.700%, 03/25/28 (a)	1,645,780	1,708,368
4.898%, 1M LIBOR + 4.750%, 10/25/24 (a)	522,528	527,789
5.298%, 1M LIBOR + 5.150%, 11/25/28 (a)	2,441,175	2,530,346
5.700%, 1M LIBOR + 5.550%, 07/25/28 (a)	6,163,500	6,431,646
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (b)	2,202,000	2,265,323
2.000%, TBA (b)	19,476,000	20,358,646

		110,371,926

U.S. Treasury—24.4%
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/26 (c) (d)	8,038,546	8,837,981
U.S. Treasury Notes 1.500%, 02/28/23	29,000,000	29,851,875
1.625%, 11/15/22	28,000,000	28,778,750
1.625%, 04/30/23	32,000,000	33,101,250
1.750%, 03/31/22	19,000,000	19,385,938
1.750%, 05/15/22	10,000,000	10,222,656
1.875%, 08/31/22	10,000,000	10,289,453
2.000%, 10/31/21	3,000,000	3,046,523
2.125%, 09/30/21	13,000,000	13,193,984
2.750%, 05/31/23	18,000,000	19,126,406
2.875%, 10/31/23	19,000,000	20,451,719
2.875%, 11/30/23	25,000,000	26,963,867
2.875%, 07/31/25	12,500,000	13,950,684

		237,201,086

Total U.S. Treasury & Government Agencies (Cost $353,836,646)		347,573,012

Corporate Bonds & Notes—25.9%

Agriculture—0.2%
Altria Group, Inc. 2.350%, 05/06/25	1,200,000	1,274,732
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	300,000	321,233

		1,595,965

Airlines—0.1%
Delta Air Lines, Inc. 2.900%, 10/28/24 (e)	585,000	577,080
United Airlines Holdings, Inc. 5.000%, 02/01/24 (e)	300,000	297,750

		874,830

Auto Manufacturers—0.0%
Navistar International Corp. 9.500%, 05/01/25 (144A) (e)	400,000	449,000

Auto Parts & Equipment—0.1%
Goodyear Tire & Rubber Co. (The) 5.125%, 11/15/23 (e)	1,200,000	1,201,500

Banks—6.1%
Akbank T.A.S. 5.125%, 03/31/25 (144A)	700,000	707,000
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,155,000	2,269,218
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	3,700,000	3,953,234
Bank of Montreal 1.850%, 05/01/25	1,900,000	1,994,270
Bank of New York Mellon Corp. (The) 1.600%, 04/24/25	2,000,000	2,090,537
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	700,000	732,493
BPCE S.A.
2.375%, 01/14/25 (144A)	3,000,000	3,169,973
2.650%, 02/03/21	1,200,000	1,202,204
Citigroup, Inc.
2.350%, 08/02/21	2,100,000	2,124,446
2.572%, SOFR + 2.107%, 06/03/31 (a)	2,000,000	2,130,532
2.900%, 12/08/21	1,000,000	1,021,596
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	2,068,800
Fifth Third Bancorp
1.625%, 05/05/23	1,200,000	1,237,633
2.550%, 05/05/27	1,100,000	1,196,664
Goldman Sachs Group, Inc. (The) 2.625%, 04/25/21	2,100,000	2,110,915
HSBC Holdings plc
1.645%, SOFR + 1.538%, 04/18/26 (a)	1,500,000	1,533,837
2.013%, SOFR + 1.732%, 09/22/28 (a)	2,300,000	2,353,546
2.848%, SOFR + 2.387%, 06/04/31 (a)	1,200,000	1,288,550
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	3,800,000	3,938,636
JPMorgan Chase & Co.
2.083%, SOFR + 1.850%, 04/22/26 (a)	5,400,000	5,701,950
3.875%, 09/10/24	2,500,000	2,798,858
Lloyds Banking Group plc 3.870%, 1Y H15 + 3.500%, 07/09/25 (a)	800,000	882,245
Morgan Stanley 2.188%, SOFR + 1.990%, 04/28/26 (a)	400,000	422,413
Regions Financial Corp. 2.250%, 05/18/25	1,000,000	1,060,268

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (a)	4,100,000	$4,360,903
SVB Financial Group 3.125%, 06/05/30 (e)	400,000	450,134
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/21 (EUR)	700,000	852,270
Wells Fargo & Co.
2.188%, SOFR + 2.000%, 04/30/26 (a)	2,500,000	2,631,694
2.393%, SOFR + 2.100%, 06/02/28 (a)	1,800,000	1,915,526
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	1,335,751

		59,536,096

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 06/01/30 (e)	1,800,000	2,083,951
Coca-Cola Co. (The) 1.450%, 06/01/27 (e)	550,000	567,873

		2,651,824

Biotechnology—0.1%
Royalty Pharma plc 1.750%, 09/02/27 (144A)	700,000	719,969

Chemicals—0.5%
Air Products and Chemicals, Inc. 1.500%, 10/15/25 (e)	600,000	625,260
Braskem Netherlands Finance B.V. 4.500%, 01/31/30 (144A)	2,300,000	2,360,375
EI du Pont de Nemours and Co. 1.700%, 07/15/25	800,000	833,513
TPC Group, Inc. 10.500%, 08/01/24 (144A)	1,200,000	990,000
Yara International ASA 3.148%, 06/04/30 (144A)	200,000	216,441

		5,025,589

Commercial Services—0.0%
RELX Capital, Inc. 3.000%, 05/22/30	400,000	443,932

Cosmetics/Personal Care—0.4%
Avon Products, Inc. 7.000%, 03/15/23 (e)	1,900,000	2,054,280
Procter & Gamble Co. (The) 1.700%, 11/03/21	1,500,000	1,519,114

		3,573,394

Diversified Financial Services—0.7%
Capital One Financial Corp. 3.050%, 03/09/22	5,400,000	5,563,586
OneMain Finance Corp. 6.125%, 03/15/24 (e)	1,200,000	1,311,000

		6,874,586

Electric—2.5%
Duke Energy Corp. 2.450%, 06/01/30 (e)	800,000	850,766
EDP Finance B.V. 1.710%, 01/24/28 (144A)	1,900,000	1,897,796
Exelon Corp. 4.050%, 04/15/30	2,400,000	2,838,425
InterGen NV 7.000%, 06/30/23 (144A) (e)	1,500,000	1,455,000
Korea East-West Power Co., Ltd.
1.750%, 05/06/25 (144A)	2,500,000	2,610,798
3.875%, 07/19/23 (144A)	1,300,000	1,409,759
PSEG Power LLC 3.000%, 06/15/21	3,300,000	3,331,262
Southern Co. (The)
2.350%, 07/01/21	2,800,000	2,821,999
3.700%, 04/30/30 (e)	3,600,000	4,166,504
State Grid Overseas Investment, Ltd. 2.750%, 05/04/22 (144A)	2,500,000	2,561,182

		23,943,491

Electrical Components & Equipment—0.1%
Emerson Electric Co. 1.800%, 10/15/27 (e)	1,200,000	1,267,524

Electronics—0.3%
Flex, Ltd. 3.750%, 02/01/26	1,400,000	1,565,636
FLIR Systems, Inc. 2.500%, 08/01/30	300,000	314,710
Honeywell International, Inc. 1.350%, 06/01/25	1,200,000	1,241,796

		3,122,142

Entertainment—0.2%
Banijay Entertainment SASU 5.375%, 03/01/25 (144A)	1,200,000	1,243,794
Caesars Resort Collection LLC / CRC Finco, Inc. 5.250%, 10/15/25 (144A)	200,000	202,118
Live Nation Entertainment, Inc. 3.750%, 01/15/28 (144A)	100,000	101,040

		1,546,952

Food—0.4%
Cencosud S.A. 4.375%, 07/17/27 (144A) (e)	1,000,000	1,120,517
Kroger Co. (The) 2.600%, 02/01/21	3,200,000	3,205,061

		4,325,578

Gas—0.3%
East Ohio Gas Co. (The) 2.000%, 06/15/30 (144A)	2,400,000	2,485,924

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.3%
Anthem, Inc. 2.375%, 01/15/25	700,000	$748,539
Centene Corp. 3.375%, 02/15/30	1,000,000	1,052,090
Providence Service Corp. (The) 5.875%, 11/15/25 (144A)	700,000	740,250
Quest Diagnostics, Inc. 2.800%, 06/30/31	400,000	438,280

		2,979,159

Insurance—1.1%
Aflac, Inc. 3.625%, 11/15/24	2,500,000	2,785,067
Athene Global Funding 2.800%, 05/26/23 (144A)	2,400,000	2,505,475
Jackson National Life Global Funding
3.300%, 02/01/22 (144A)	2,000,000	2,063,439
Manulife Financial Corp. 2.484%, 05/19/27	1,800,000	1,952,607
Radian Group, Inc. 6.625%, 03/15/25 (e)	500,000	566,250
Willis North America, Inc. 2.950%, 09/15/29	400,000	437,428

		10,310,266

Internet—1.7%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24	4,000,000	4,404,730
Amazon.com, Inc. 2.400%, 02/22/23	1,700,000	1,774,024
Baidu, Inc. 4.375%, 05/14/24	2,300,000	2,530,187
Netflix, Inc.
3.625%, 06/15/25 (144A)	800,000	856,592
4.375%, 11/15/26 (e)	700,000	776,125
5.750%, 03/01/24 (e)	1,200,000	1,344,000
Tencent Holdings, Ltd.
1.810%, 01/26/26 (144A) (e)	900,000	919,816
2.985%, 01/19/23 (144A)	3,300,000	3,434,211

		16,039,685

Leisure Time—0.0%
NCL Corp., Ltd. 5.875%, 03/15/26 (144A) (e)	300,000	316,125

Lodging—0.5%
Marriott International, Inc. 2.875%, 03/01/21 (e)	4,800,000	4,807,380
Wynn Macau, Ltd. 5.625%, 08/26/28 (144A)	200,000	209,611

		5,016,991

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 3.875%, 10/15/21	2,200,000	2,251,626

Media—0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A) (e)	800,000	805,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.800%, 04/01/31	1,100,000	1,162,008
CSC Holdings LLC 5.250%, 06/01/24	1,200,000	1,298,880
DISH DBS Corp.
5.875%, 07/15/22	700,000	731,500
5.875%, 11/15/24	900,000	943,681
Fox Corp. 3.050%, 04/07/25	1,700,000	1,859,546
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	900,000	906,750
Walt Disney Co. (The) 1.750%, 01/13/26	1,300,000	1,362,451

		9,069,816

Mining—0.4%
Glencore Funding LLC 3.000%, 10/27/22 (144A)	3,600,000	3,734,416

Miscellaneous Manufacturing—0.1%
Anagram International, Inc. / Anagram Holdings LLC 10.000%, 08/15/26 PIK, (144A) (f)	105,885	104,297
Bombardier, Inc. 7.500%, 03/15/25 (144A) (e)	585,000	542,587

		646,884

Multi-National—0.1%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,445,418

Oil & Gas—1.8%
Aker BP ASA 4.750%, 06/15/24 (144A) (e)	700,000	724,196
Equinor ASA
1.750%, 01/22/26	1,300,000	1,365,311
2.875%, 04/06/25	4,700,000	5,132,387
Exxon Mobil Corp. 1.571%, 04/15/23	6,000,000	6,170,024
Harvest Operations Corp. 4.200%, 06/01/23 (144A)	800,000	866,285
Masquite Energy Corp. 7.750%, 06/15/21	1,200,000	6,000
Occidental Petroleum Corp. 3.450%, 07/15/24	1,000,000	955,000
Total Capital International S.A. 2.750%, 06/19/21	2,000,000	2,023,310

		17,242,513

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.3%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
2.773%, 12/15/22	2,500,000	$2,610,887
4.486%, 05/01/30 (e)	200,000	240,210
Weatherford International, Ltd. 11.000%, 12/01/24 (144A)	199,000	155,220

		3,006,317

Packaging & Containers—0.3%
OI European Group B.V. 4.000%, 03/15/23 (144A) (e)	1,000,000	1,020,000
Owens-Brockway Glass Container, Inc.
5.375%, 01/15/25 (144A) (e)	1,200,000	1,293,000
5.875%, 08/15/23 (144A) (e)	700,000	749,875

		3,062,875

Pharmaceuticals—2.4%
AbbVie, Inc.
2.300%, 11/21/22	2,500,000	2,591,784
3.450%, 03/15/22	4,900,000	5,053,462
Bayer U.S. Finance LLC
3.875%, 12/15/23 (144A)	3,000,000	3,267,726
Bristol-Myers Squibb Co.
2.250%, 08/15/21	3,800,000	3,841,302
2.750%, 02/15/23	1,500,000	1,573,949
Cigna Corp.
3.750%, 07/15/23	399,000	431,320
4.125%, 11/15/25 (e)	4,000,000	4,606,606
CVS Health Corp.
2.125%, 06/01/21	1,600,000	1,609,473
3.700%, 03/09/23	368,000	393,934

		23,369,556

Pipelines—0.9%
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.250%, 04/01/23 (e)	1,400,000	1,403,500
Energy Transfer Operating L.P. 4.200%, 09/15/23	1,000,000	1,077,756
EnLink Midstream Partners L.P. 4.400%, 04/01/24	1,400,000	1,381,478
MPLX L.P. 4.875%, 12/01/24	2,500,000	2,868,496
Sabine Pass Liquefaction LLC 5.750%, 05/15/24 (e)	1,000,000	1,143,133
Williams Cos., Inc. (The) 3.500%, 11/15/30 (e)	400,000	452,787

		8,327,150

Real Estate Investment Trusts—0.6%
Simon Property Group L.P. 3.375%, 10/01/24 (e)	3,000,000	3,261,733
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A) (e)	2,200,000	2,250,105

		5,511,838

Retail—0.5%
Costco Wholesale Corp. 1.375%, 06/20/27	1,500,000	1,544,788
Dollar Tree, Inc. 3.700%, 05/15/23	3,200,000	3,425,255
KSouth Africa, Ltd.
3.000%, 12/31/22 PIK, (144A) † (f)	671,010	0
25.000%, 12/31/22 PIK, (144A) † (f)	195,854	979
Party City Holdings, Inc. 5.750%, 6M LIBOR + 5.000%, 07/15/25 (144A) (a) (e)	195,885	176,297

		5,147,319

Semiconductors—0.2%
Micron Technology, Inc. 2.497%, 04/24/23 (e)	1,400,000	1,458,738

Software—0.1%
Fiserv, Inc. 2.250%, 06/01/27	1,000,000	1,065,314

Telecommunications—0.1%
AT&T, Inc. 2.300%, 06/01/27	400,000	426,343
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	337,500	340,673

		767,016

Transportation—1.1%
FedEx Corp.
3.400%, 01/14/22	800,000	825,254
3.800%, 05/15/25	3,600,000	4,063,089
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/42 (144A)	1,000,000	1,477,000
United Parcel Service, Inc. 3.900%, 04/01/25	4,000,000	4,518,308

		10,883,651

Total Corporate Bonds & Notes (Cost $241,688,946)		251,290,969

Asset-Backed Securities—20.6%

Asset-Backed - Credit Card—1.4%
American Express Credit Account Master Trust 2.990%, 12/15/23	5,662,000	5,719,948
Capital One Multi-Asset Execution Trust 2.290%, 07/15/25	1,970,000	2,039,291
Citibank Credit Card Issuance Trust 2.490%, 01/20/23	5,500,000	5,506,758

		13,265,997

Asset-Backed - Home Equity—0.0%
RAAC Trust 0.848%, 1M LIBOR + 0.700%, 03/25/34 (a)	118,433	118,038

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—19.2%
Adagio CLO VIII DAC 1.650%, 3M EURIBOR + 1.650%, 04/15/32 (144A) (EUR) (a)	400,000	$488,784
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,270,067	2,436,732
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 0.973%, 1M LIBOR + 0.825%, 06/25/34 (a)	78,150	80,276
AMMC CLO, Ltd. 1.497%, 3M LIBOR + 1.260%, 01/15/32 (144A) (a)	1,995,129	1,992,627
Ares Euro CLO B.V.
0.920%, 3M EURIBOR + 0.920%, 04/17/32 (144A) (EUR) (a)	3,200,000	3,911,754
1.600%, 3M EURIBOR + 1.600%, 04/17/32 (144A) (EUR) (a)	500,000	609,634
Armada Euro CLO IV DAC 1.700%, 3M EURIBOR + 1.700%, 07/15/33 (144A) (EUR) (a)	500,000	611,043
Atrium XIII 2.009%, 3M LIBOR + 1.800%, 11/21/30 (144A) (a)	1,000,000	979,222
Atrium XIV LLC 1.930%, 3M LIBOR + 1.700%, 08/23/30 (144A) (a)	300,000	299,281
Atrium XV 1.959%, 3M LIBOR + 1.750%, 01/23/31 (144A) (a)	1,000,000	1,001,596
Bain Capital Credit CLO 1.169%, 3M LIBOR + 0.960%, 04/23/31 (144A) (a)	1,500,000	1,482,636
1.359%, 3M LIBOR + 1.150%, 04/23/31 (144A) (a)	1,000,000	989,136
BCC Middle Market CLO LLC 2.368%, 3M LIBOR + 2.150%, 10/20/30 (144A) (a)	1,600,000	1,564,429
Blackrock European CLO IX DAC 0.900%, 3M EURIBOR + 0.900%, 12/15/32 (144A) (EUR) (a)	2,600,000	3,178,784
1.550%, 3M EURIBOR + 1.550%, 12/15/32 (144A) (EUR) (a)	800,000	971,789
BlueMountain CLO, Ltd. 1.331%, 3M LIBOR + 1.100%, 08/15/31 (144A) (a)	2,467,643	2,460,655
1.918%, 3M LIBOR + 1.700%, 10/20/31 (144A) (a)	3,000,000	3,007,782
1.968%, 3M LIBOR + 1.750%, 10/20/30 (144A) (a)	3,000,000	2,992,614
1.985%, 3M LIBOR + 1.770%, 10/25/30 (144A) (a)	3,200,000	3,208,544
2.415%, 3M LIBOR + 2.200%, 10/25/30 (144A) (a)	714,285	691,054
2.418%, 3M LIBOR + 2.200%, 10/20/30 (144A) (a)	700,000	675,079
3.124%, 3M LIBOR + 2.900%, 11/20/28 (144A) (a)	250,000	241,403
BlueMountain Fuji EUR CLO 1.550%, 3M EURIBOR + 1.550%, 01/15/33 (144A) (EUR) (a)	1,400,000	1,705,862
BlueMountain Fuji U.S. CLO, Ltd. 1.937%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	2,000,000	1,896,854
Burnham Park CLO, Ltd. 1.718%, 3M LIBOR + 1.500%, 10/20/29 (144A) (a)	1,116,142	1,118,133
Carlyle Global Market Strategies CLO, Ltd. 1.837%, 3M LIBOR + 1.600%, 07/15/30 (144A) (a)	2,000,000	1,977,988
2.818%, 3M LIBOR + 2.600%, 04/17/31 (144A) (a)	292,000	256,034
Carlyle GMS Finance MM CLO LLC 2.437%, 3M LIBOR + 2.200%, 10/15/31 (144A) (a)	1,000,000	978,629
Carlyle U.S. CLO, Ltd. 1.618%, 3M LIBOR + 1.400%, 01/20/30 (144A) (a)	5,370,000	5,311,177
2.018%, 3M LIBOR + 1.800%, 01/20/30 (144A) (a)	1,000,000	943,893

Asset-Backed - Other—(Continued)
Cent CLO 21, Ltd. 3.417%, 3M LIBOR + 3.200%, 07/27/30 (144A) (a)	275,000	261,457
CF Hippolyta LLC 1.690%, 07/15/60 (144A)	1,212,061	1,234,631
Cole Park CLO, Ltd. 1.818%, 3M LIBOR + 1.600%, 10/20/28 (144A) (a)	857,143	859,133
Colombia Cent CLO, Ltd. 1.815%, 3M LIBOR + 1.600%, 10/25/28 (144A) (a)	769,231	764,442
Cook Park CLO Ltd. 1.338%, 3M LIBOR + 1.120%, 04/17/30 (144A) (a)	1,500,000	1,477,130
Countrywide Asset-Backed Certificates 0.898%, 1M LIBOR + 0.750%, 03/25/34 (a)	78,896	78,610
Dryden 41 Senior Loan Fund 1.207%, 3M LIBOR + 0.970%, 04/15/31 (144A) (a)	1,500,000	1,489,877
Dryden 45 Senior Loan Fund 1.637%, 3M LIBOR + 1.400%, 10/15/30 (144A) (a)	3,000,000	2,989,857
1.937%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	5,300,000	5,304,887
Dryden 58 CLO, Ltd. 1.718%, 3M LIBOR + 1.500%, 07/17/31 (144A) (a)	750,000	751,042
Dryden 70 CLO, Ltd. 1.930%, 3M LIBOR + 1.700%, 01/16/32 (144A) (a)	280,290	280,573
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	1,430,000	1,436,100
Galaxy CLO, Ltd. 1.913%, 3M LIBOR + 1.700%, 11/22/31 (144A) (a)	1,800,000	1,795,970
Halcyon Loan Advisors Funding, Ltd. 2.018%, 3M LIBOR + 1.800%, 07/21/31 (144A) (a)	1,500,000	1,503,846
Holland Park CLO DAC 0.920%, 3M EURIBOR + 0.920%, 11/14/32 (144A) (EUR) (a)	9,900,000	12,111,945
HPS Loan Management, Ltd. 1.937%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	3,000,000	2,992,668
Invitation Homes Trust 1.003%, 1M LIBOR + 0.850%, 12/17/36 (144A) (a)	5,253,438	5,240,624
1.153%, 1M LIBOR + 1.000%, 07/17/37 (144A) (a)	4,213,267	4,213,267
1.253%, 1M LIBOR + 1.100%, 01/17/38 (144A) (a)	1,459,847	1,470,720
LCM, Ltd. 1.288%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	3,000,000	2,986,974
1.668%, 3M LIBOR + 1.450%, 10/20/28 (144A) (a)	2,400,000	2,393,995
1.818%, 3M LIBOR + 1.600%, 10/20/30 (144A) (a)	500,000	501,255
1.818%, 3M LIBOR + 1.600%, 04/20/31 (144A) (a)	450,000	447,345
2.018%, 3M LIBOR + 1.800%, 01/20/31 (144A) (a)	1,000,000	971,419
Long Point Park CLO, Ltd. 1.918%, 3M LIBOR + 1.700%, 01/17/30 (144A) (a)	1,000,000	974,676
Madison Park Euro Funding VIII DAC 0.950%, 3M EURIBOR + 0.950%, 04/15/32 (144A) (EUR) (a)	8,000,000	9,776,299
1.700%, 3M EURIBOR + 1.700%, 04/15/32 (144A) (EUR) (a)	900,000	1,100,516
Madison Park Funding, Ltd. 1.916%, 3M LIBOR + 1.700%, 10/22/30 (144A) (a)	1,000,000	1,001,529
1.917%, 3M LIBOR + 1.700%, 07/27/30 (144A) (a)	1,600,000	1,604,022
1.968%, 3M LIBOR + 1.750%, 10/18/30 (144A) (a)	5,300,000	5,290,677
2.237%, 3M LIBOR + 2.000%, 01/15/33 (144A) (a)	250,000	243,488
Magnetite, Ltd. 1.818%, 3M LIBOR + 1.600%, 10/18/31 (144A) (a)	3,000,000	3,008,076

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Mill City Mortgage Loan Trust 2.500%, 04/25/57 (144A) (a)	959,220	$969,002
2.750%, 01/25/61 (144A) (a)	1,922,042	1,971,619
3.250%, 05/25/62 (144A) (a)	2,217,119	2,294,092
3.500%, 04/25/66 (144A) (a)	2,855,167	3,037,510
Neuberger Berman CLO XXII, Ltd. 1.868%, 3M LIBOR + 1.650%, 10/17/30 (144A) (a)	2,600,000	2,600,003
Neuberger Berman CLO, Ltd. 1.609%, 3M LIBOR + 1.400%, 10/21/30 (144A) (a)	1,700,000	1,699,057
Neuberger Berman Loan Advisers CLO 27, Ltd. 1.937%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	1,000,000	969,806
NZCG Funding, Ltd. 1.783%, 3M LIBOR + 1.550%, 02/26/31 (144A) (a)	490,000	484,855
Octagon Investment Partners 18-R, Ltd. 2.930%, 3M LIBOR + 2.700%, 04/16/31 (144A) (a)	400,000	384,380
Octagon Investment Partners LLC 2.618%, 3M LIBOR + 2.400%, 07/20/30 (144A) (a)	126,643	126,459
Octagon Investment Partners, Ltd. 1.215%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	1,200,000	1,192,272
1.318%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	600,000	599,249
1.615%, 3M LIBOR + 1.400%, 01/25/31 (144A) (a)	4,740,000	4,702,990
1.665%, 3M LIBOR + 1.450%, 10/24/30 (144A) (a)	2,000,000	1,959,142
1.818%, 3M LIBOR + 1.600%, 07/17/30 (144A) (a)	1,000,000	1,002,586
Progress Residential Trust 3.712%, 08/17/35 (144A)	1,210,000	1,229,482
Race Point X CLO, Ltd. 1.865%, 3M LIBOR + 1.650%, 07/25/31 (144A) (a)	250,000	247,576
Towd Point Mortgage Trust 0.748%, 1M LIBOR + 0.600%, 02/25/57 (144A) (a)	714,249	711,961
2.250%, 04/25/56 (144A) (a)	1,719,344	1,735,656
2.250%, 07/25/56 (144A) (a)	3,104,598	3,152,588
2.500%, 10/25/56 (144A) (a)	1,145,977	1,168,260
2.750%, 08/25/55 (144A) (a)	243,276	246,002
2.750%, 10/25/56 (144A) (a)	3,090,012	3,166,968
2.750%, 04/25/57 (144A) (a)	3,254,134	3,326,625
2.750%, 11/25/60 (144A) (a)	91,393	91,663
3.000%, 10/25/53 (144A)	429,843	434,602
3.000%, 03/25/54 (144A) (a)	86,224	86,522
3.000%, 01/25/58 (144A) (a)	798,737	830,101
3.000%, 06/25/58 (144A) (a)	2,632,449	2,793,718
3.500%, 03/25/54 (144A) (a)	175,463	176,269
3.500%, 02/25/55 (144A) (a)	2,075,124	2,090,257
3.750%, 11/25/57 (144A) (a)	19,092	19,114
3.750%, 03/25/58 (144A) (a)	2,419,377	2,564,741
3.750%, 05/25/58 (144A) (a)	4,316,787	4,594,127
Voya CLO, Ltd. 1.185%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	800,000	794,598
1.618%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	2,454,544	2,446,206
1.918%, 3M LIBOR + 1.700%, 10/18/31 (144A) (a)	410,000	410,137
2.568%, 3M LIBOR + 2.350%, 07/20/30 (144A) (a)	221,301	218,643
3.468%, 3M LIBOR + 3.250%, 10/18/31 (144A) (a)	849,057	800,682
Webster Park CLO, Ltd. 1.818%, 3M LIBOR + 1.600%, 07/20/30 (144A) (a)	2,000,000	1,995,780

Asset-Backed - Other—(Continued)
West CLO, Ltd. 2.068%, 3M LIBOR + 1.850%, 07/18/26 (144A) (a)	2,170,000	2,153,445

		186,099,219

Total Asset-Backed Securities (Cost $194,390,714)		199,483,254

Floating Rate Loans (g)—4.6%

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.714%, 3M LIBOR + 3.500%, 08/21/26	298,489	287,979

Aerospace/Defense—0.1%
Dynasty Acquisition Co., Inc. Term Loan B1, 3.754%, 3M LIBOR + 3.500%, 04/06/26	369,068	353,127
Term Loan B2, 3.754%, 3M LIBOR + 3.500%, 04/06/26	198,424	189,853

		542,980

Airlines—0.2%
Allegiant Travel Company Term Loan, 3.214%, 3M LIBOR + 3.000%, 02/05/24	628,868	614,719
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	80,872	83,414
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	1,098,900	1,057,888
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	157,270	163,384

		1,919,405

Auto Manufacturers—0.1%
Navistar International Corp. 1st Lien Term Loan B, 3.660%, 1M LIBOR + 3.500%, 11/06/24	823,621	824,135

Auto Parts & Equipment—0.2%
Adient U.S. LLC Term Loan B, 4.414%, 3M LIBOR + 4.250%, 05/06/24	948,075	949,734
Clarios Global L.P. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 04/30/26	252,739	252,107
Trico Group LLC Term Loan B, 8.500%, 3M LIBOR + 7.500%, 02/02/24	367,796	367,452

		1,569,293

Chemicals—0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B2, 2.004%, 3M LIBOR + 1.750%, 06/01/24	494,180	491,168
Cyanco Intermediate Corp. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 03/16/25	291,372	290,279
Illuminate Buyer LLC Term Loan, 4.147%, 1M LIBOR + 4.000%, 06/30/27	132,736	132,985

		914,432

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.4%
Amentum Government Services Holdings LLC Term Loan B, 5.500%, 3M LIBOR + 4.750%, 01/29/27	100,000	$100,875
Avis Budget Car Rental, LLC Term Loan B, 2.400%, 1M LIBOR + 2.250%, 08/06/27	760,680	739,762
LegalZoom.com, Inc. 1st Lien Term Loan, 4.647%, 1M LIBOR + 4.500%, 11/21/24	829,715	831,443
Prime Security Services Borrower LLC Term Loan B1, 4.250%, 12M LIBOR + 3.250%, 09/23/26	351,072	352,301
Verscend Holding Corp. Term Loan B, 4.647%, 1M LIBOR + 4.500%, 08/27/25	238,402	238,760
WEX, Inc. Term Loan B3, 2.397%, 1M LIBOR + 2.250%, 05/15/26	1,246,717	1,241,262

		3,504,403

Computers—0.1%
Cardtronics USA, Inc. Term Loan B, 5.000%, 1M LIBOR + 4.000%, 06/29/27	200,532	200,983
Perforce Software, Inc. Term Loan B, 3.897%, 1M LIBOR + 3.750%, 07/01/26	325,638	320,482
Surf Holdings LLC Term Loan, 3.726%, 3M LIBOR + 3.500%, 03/05/27	507,897	504,215

		1,025,680

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 2.402%, 1M LIBOR + 2.250%, 04/07/25	304,532	288,798
Knowlton Development Corp., Inc. Term Loan B, 3.897%, 1M LIBOR + 3.750%, 12/22/25	113,207	112,782

		401,580

Diversified Financial Services—0.0%
Jefferies Finance LLC 2020 Incremental Term Loan B, 4.500%, 1M LIBOR + 3.750%, 09/30/27	95,936	96,176

Electric—0.0%
Astoria Energy LLC 2020 Term Loan B, 4.500%, 3M LIBOR + 3.500%, 12/10/27	23,869	23,794

Engineering & Construction—0.0%
Ventia Deco LLC Term Loan B, 5.000%, 3M LIBOR + 4.000%, 05/21/26	363,473	362,564

Entertainment—0.1%
NASCAR Holdings, Inc. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 10/19/26	759,793	757,826
Playtika Holding Corp. Term Loan B, 7.000%, 3M LIBOR + 6.000%, 12/10/24	123,500	124,519

Entertainment—(Continued)
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan, 05/18/25 (h)	169,546	157,183

		1,039,528

Food—0.1%
JBS USA Lux S.A. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 05/01/26	665,915	661,059

Healthcare-Services—0.4%
ADMI Corp. Incremental Term Loan, 12/23/27 (h)	81,917	82,143
Catalent Pharma Solutions, Inc. Term Loan B2, 3.250%, 1M LIBOR + 2.250%, 05/18/26	651,646	653,275
DaVita, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 08/12/26	790,508	785,127
eResearchTechnology, Inc. 1st Lien Term Loan, 5.500%, 1M LIBOR + 4.500%, 02/04/27	217,091	215,517
IQVIA, Inc. Term Loan B2, 1.897%, 1M LIBOR + 1.750%, 01/17/25	1,172,606	1,168,062
National Mentor Holdings, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 03/09/26	275,460	275,770
Term Loan C, 4.510%, 3M LIBOR + 4.250%, 03/09/26	12,606	12,620
Phoenix Guarantor, Inc. Term Loan B, 3.402%, 1M LIBOR + 3.250%, 03/05/26	350,980	349,718
Term Loan B2, 4.250%, 1M LIBOR + 3.750%, 03/05/26	200,000	200,188
Pluto Acquisition I, Inc. 2020 Incremental Term Loan B, 06/22/26 (h)	53,079	53,278

		3,795,698

Holding Companies-Diversified—0.0%
First Eagle Holdings, Inc. Term Loan B, 2.754%, 3M LIBOR + 2.500%, 02/01/27	228,844	226,999

Home Builders—0.2%
Thor Industries, Inc. Term Loan B, 3.938%, 3M LIBOR + 3.750%, 02/01/26	1,680,323	1,681,723

Insurance—0.2%
Alliant Holdings Intermediate, LLC Term Loan B, 3.397%, 1M LIBOR + 3.250%, 05/09/25	486,320	478,653
Term Loan B3, 4.250%, 1M LIBOR + 3.750%, 10/08/27	12,780	12,812
AssuredPartners, Inc. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/12/27	604,447	596,640
Asurion LLC
Extended Term Loan, 12/23/26 (h)	165,073	163,732
Term Loan B6, 3.147%, 1M LIBOR + 3.000%, 11/03/23	275,902	275,083

		1,526,920

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
Arches Buyer, Inc. Term Loan, 4.500%, 1M LIBOR + 4.000%, 12/06/27	103,785	$104,016
Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 02/12/25	103,975	104,073
CNT Holdings I Corp. 2nd LienTerm Loan, 4.500%, 6M LIBOR + 3.750%, 11/08/27	32,353	32,408
Go Daddy Operating Co. LLC
Term Loan B1, 1.897%, 1M LIBOR + 1.750%, 02/15/24	737,382	736,460
MH Sub I LLC 2020 Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 09/13/24	48,439	48,479

		1,025,436

Leisure Time—0.0%
Varsity Brands, Inc. 2017 Term Loan B, 12/15/24 (h)	84,782	81,867

Lodging—0.1%
Caesars Resort Collection LLC
1st Lien Term Loan B, 2.897%, 1M LIBOR + 2.750%, 12/23/24	475,001	467,018
Term Loan B1, 4.647%, 1M LIBOR + 4.500%, 07/21/25	234,400	235,118

		702,136

Machinery-Diversified—0.1%
Altra Industrial Motion Corp. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 10/01/25	581,407	582,134
Vertical Midco GmbH Term Loan B, 4.569%, 6M LIBOR + 4.250%, 07/30/27	385,829	388,089

		970,223

Media—0.5%
Banijay Entertainment S.A.S USD Term Loan, 3.903%, 1M LIBOR + 3.750%, 03/01/25	544,158	538,717
Cengage Learning Acquisitions, Inc. Term Loan B, 06/07/23 (h)	170,000	164,050
CSC Holdings LLC Term Loan B1, 2.409%, 1M LIBOR + 2.250%, 07/17/25	873,379	863,735
Diamond Sports Group, LLC Term Loan, 3.400%, 1M LIBOR + 3.250%, 08/24/26	711,649	636,926
Gray Television, Inc.
Term Loan B, 2.405%, 3M LIBOR + 2.250%, 02/07/24	390,910	387,897
Term Loan C, 2.655%, 1M LIBOR + 2.500%, 01/02/26	321,812	320,069
Nexstar Broadcasting, Inc. Term Loan B3, 2.395%, 1M LIBOR + 2.250%, 01/17/24	961,782	954,368
Radiate Holdco LLC Term Loan, 4.250%, 1M LIBOR + 3.500%, 09/25/26	64,175	64,355

Media—(Continued)
Gray Television, Inc.
Univision Communications, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 03/15/26	431,687	432,612
Virgin Media Bristol LLC Term Loan Q, 01/31/29 (h)	30,422	30,431
WideOpenWest Finance LLC Term Loan B, 4.250%, 1M LIBOR + 3.250%, 08/18/23	213,181	213,086

		4,606,246

Office/Business Equipment—0.0%
Pitney Bowes Inc. Term Loan B, 5.650%, 1M LIBOR + 5.500%, 01/07/25	399,438	398,106

Oil & Gas—0.1%
Fieldwood Energy LLC
1st Lien Term Loan, 7.500%, 04/11/22	1,596,270	371,133
DIP Delayed Draw Term Loan, 3.675%, 1M LIBOR + 8.750%, 08/04/21 (i)	190,311	189,835

		560,968

Oil & Gas Services—0.1%
Onsite Rental Group Pty, Ltd.
Term Loan, 6.100%, 10/26/23 (j) (k)	882,507	630,110
Term Loan B, 5.500%, 1M LIBOR + 4.500%, 10/26/22 (j) (k)	645,477	599,533

		1,229,643

Packaging & Containers—0.1%
Berry Global, Inc. Term Loan Y, 2.149%, 1M LIBOR + 2.000%, 07/01/26	494,975	493,428
BWAY Holding Co. Term Loan B, 3.480%, 3M LIBOR + 3.250%, 04/03/24	555,809	539,135

		1,032,563

Pharmaceuticals—0.2%
Bausch Health Companies, Inc.
Term Loan B, 2.898%, 1M LIBOR + 2.750%, 11/27/25	750,000	744,422
Term Loan B, 3.148%, 1M LIBOR + 3.000%, 06/02/25	156,139	155,724
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.102%, 1W LIBOR + 2.000%, 11/15/27	257,400	255,056
Horizon Therapeutics USA, Inc. Term Loan B, 2.188%, 1M LIBOR + 2.000%, 05/22/26	406,960	405,772
Milano Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	251,632	252,261
Pathway Vet Alliance LLC
Delayed Draw Term Loan, 4.146%, 1M LIBOR + 4.000%, 03/31/27	38,754	38,812
Term Loan, 4.147%, 1M LIBOR + 4.000%, 03/31/27	474,453	475,164

		2,327,211

Pipelines—0.0%
Buckeye Partners L.P. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 11/01/26	382,019	382,098

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.0%
Cushman & Wakefield U.S. Borrower, LLC Term Loan B, 2.897%, 1M LIBOR + 2.750%, 08/21/25	198,500	$194,902

Retail—0.2%
Bass Pro Group LLC Term Loan B, 5.750%, 1M LIBOR + 5.000%, 09/25/24	424,464	426,354
General Nutrition Centers, Inc. 2nd Lien Term Loan, 6.244%, 1M LIBOR + 6.000%, 10/30/26	222,753	169,292
Harbor Freight Tools USA, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.250%, 10/19/27	405,593	406,022
Highline Aftermarket Acquisition LLC Term Loan B, 5.250%, 3M LIBOR + 4.500%, 10/30/27	62,300	62,767
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	59,597	59,679
Petco Animal Supplies, Inc. Term Loan B, 01/26/23 (h)	370,000	356,536
Staples, Inc. Term Loan, 5.214%, 3M LIBOR + 5.000%, 04/16/26	568,453	552,377
WOOF Holdings, Inc. 1st Lien Term Loan, 12/21/27 (h)	54,453	54,521

		2,087,548

Semiconductors—0.1%
ON Semiconductor Corp. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 09/19/26	604,604	606,619

Software—0.5%
Alloy Finco, Ltd. Holdco PIK Term Loan, 7.000%, 03/06/25 (f)	350,854	202,830
Athenahealth, Inc. Term Loan B, 4.648%, 1M LIBOR + 4.500%, 02/11/26	456,515	457,276
Blackboard, Inc. Term Loan B5, 7.000%, 3M LIBOR + 6.000%, 06/30/24	547,480	545,907
Ceridian HCM Holding, Inc. Term Loan B, 2.602%, 1W LIBOR + 2.500%, 04/30/25	247,941	245,203
DCert Buyer, Inc. Term Loan B, 4.147%, 1M LIBOR + 4.000%, 10/16/26	427,423	427,958
Dun & Bradstreet Corp. (The) Add-On Term Loan, 02/06/26 (h)	10,646	10,666
Epicor Software Corp. Term Loan, 5.250%, 1M LIBOR + 4.250%, 07/30/27	164,553	165,736
Greeneden U.S., Holdings II LLC USD Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/01/27	116,138	116,555
Hyland Software, Inc. Term Loan 3, 4.250%, 1M LIBOR + 3.500%, 07/01/24	96,758	97,059
Ivanti Software, Inc. Term Loan B, 5.750%, 1M LIBOR + 4.750%, 12/01/27	160,000	160,050
Mitchell International, Inc. Add-On Term Loan, 4.397%, 1M LIBOR + 4.250%, 11/29/24	249,375	250,154

Software—(Continued)
Navicure, Inc. Term Loan B, 4.147%, 1M LIBOR + 4.000%, 10/22/26	258,050	257,889
Quest Software U.S. Holdings, Inc. 1st Lien Term Loan, 4.464%, 3M LIBOR + 4.250%, 05/16/25	578,524	569,846
Solera LLC Term Loan B, 2.897%, 1M LIBOR + 2.750%, 03/03/23	138,906	138,106
Tibco Software, Inc. Term Loan B3, 3.900%, 1M LIBOR + 3.750%, 06/30/26	587,050	580,739
Ultimate Software Group, Inc. (The) Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 05/04/26	139,742	140,737
Veritas U.S., Inc. Term Loan B, 6.500%, 3M LIBOR + 5.500%, 09/01/25	428,925	428,568

		4,795,279

Telecommunications—0.3%
Altice France S.A. Term Loan B13, 4.237%, 3M LIBOR + 4.000%, 08/14/26	79,150	78,960
CCI Buyer, Inc. Term Loan, 12/17/27 (h)	35,240	35,333
CommScope, Inc. Term Loan B, 3.397%, 1M LIBOR + 3.250%, 04/06/26	544,486	542,056
Global Tel*Link Corp. 1st Lien Term Loan, 4.397%, 1M LIBOR + 4.250%, 11/29/25	847,071	786,717
LogMeIn, Inc. Term Loan B, 4.903%, 1M LIBOR + 4.750%, 08/31/27	317,579	316,984
Zayo Group Holdings, Inc. Term Loan, 3.147%, 1M LIBOR + 3.000%, 03/09/27	630,101	627,093

		2,387,143

Transportation—0.0%
Kenan Advantage Group, Inc.
Term Loan, 4.000%, 1M LIBOR + 3.000%, 07/31/22	263,372	259,422
Term Loan B, 4.000%, 1M LIBOR + 3.000%, 07/31/22	62,630	61,690

		321,112

Total Floating Rate Loans (Cost $45,484,255)		44,113,448

Mortgage-Backed Securities—4.2%

Collateralized Mortgage Obligations—1.7%
Adjustable Rate Mortgage Trust 2.980%, 02/25/35 (a)	1,199,131	1,223,561
Bellemeade Re, Ltd. 1.748%, 1M LIBOR + 1.600%, 04/25/28 (144A) (a)	918,476	917,051
BRAVO Residential Funding Trust
3.500%, 10/25/44 (144A) (a)	2,459,179	2,568,413
3.500%, 03/25/58 (144A)	1,371,572	1,413,422

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CHL Mortgage Pass-Through Trust 2.603%, 07/25/34 (a)	306,552	$309,326
CIM Trust
4.000%, 08/25/48 (144A) (a)	1,372,517	1,411,786
4.000%, 05/25/49 (144A) (a)	2,024,188	2,081,422
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	52,997	44,699
Flagstar Mortgage Trust 4.000%, 10/25/48 (144A) (a)	616,606	620,605
MASTR Alternative Loan Trust
5.000%, 02/25/18	9,884	10,384
5.000%, 08/25/18	9,883	9,866
Merrill Lynch Mortgage Investors Trust 0.888%, 1M LIBOR + 0.740%, 03/25/28 (a)	177,723	173,511
New York Mortgage Trust 0.823%, 1M LIBOR + 0.675%, 02/25/36 (a)	136,055	128,455
OBX Trust 0.798%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	735,068	733,185
Provident Funding Mortgage Trust 3.000%, 12/25/49 (144A) (a)	732,175	735,667
3.000%, 02/25/50 (144A) (a)	867,609	876,133
Radnor RE, Ltd. 1.548%, 1M LIBOR + 1.400%, 03/25/28 (144A) (a)	93,027	93,014
Sequoia Mortgage Trust
0.792%, 1M LIBOR + 0.640%, 11/20/34 (a)	204,480	197,547
3.500%, 08/25/46 (144A) (a)	1,048,734	1,052,111
Structured Asset Mortgage Investments Trust 0.852%, 1M LIBOR + 0.700%, 02/19/35 (a)	385,954	376,100
WaMu Mortgage Pass-Through Certificates Trust 0.608%, 1M LIBOR + 0.460%, 04/25/45 (a)	910,120	918,252
Wells Fargo Mortgage Backed Securities Trust 3.500%, 07/25/47 (144A) (a)	638,264	642,706

		16,537,216

Commercial Mortgage-Backed Securities—2.5%
BAMLL Commercial Mortgage Securities Trust 2.959%, 12/10/30 (144A)	1,940,000	2,023,467
BX Commercial Mortgage Trust
0.909%, 1M LIBOR + 0.750%, 11/15/35 (144A) (a)	1,021,616	1,021,296
0.959%, 1M LIBOR + 0.800%, 12/15/36 (144A) (a)	3,366,918	3,367,962
1.079%, 1M LIBOR + 0.920%, 10/15/36 (144A) (a)	9,027,822	9,044,655
1.159%, 1M LIBOR + 1.000%, 11/15/32 (144A) (a)	4,830,000	4,837,744
Commercial Mortgage Trust 3.611%, 08/10/49 (144A) (a)	1,220,000	1,315,687
Greenwich Capital Commercial Mortgage Trust 6.012%, 07/10/38 (a)	360,803	322,919
Wells Fargo Commercial Mortgage Trust 2.399%, 11/15/49	2,692,000	2,712,766

		24,646,496

Total Mortgage-Backed Securities (Cost $40,711,390)		41,183,712

Municipals—3.5%
Security Description	Principal Amount*	Value

City & County Honolulu HI Wastewater System Revenue 2.233%, 07/01/24	710,000	750,186
Curators of the University of Missouri (The) 2.012%, 11/01/27	2,000,000	2,117,580
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	805,045
Metropolitan Transportation Authority
4.000%, 11/15/45	680,000	753,583
5.000%, 09/01/22	3,510,000	3,677,989
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	6,261,066
San Jose Redevelopment Agency Successor Agency,
2.480%, 08/01/21	650,000	658,385
2.630%, 08/01/22	2,165,000	2,243,957
State of California 2.375%, 10/01/26	5,230,000	5,704,309
State of lllinois 5.100%, 06/01/33	865,000	930,922
State of New Jersey 3.000%, 06/01/32	500,000	565,770
State of New York 2.120%, 02/15/25	5,230,000	5,491,657
State of Oregon Department of Transportation 2.180%, 11/15/25	1,045,000	1,127,931
State of Texas 5.000%, 04/01/21	1,185,000	1,198,746
Texas State University System 2.351%, 03/15/26	1,385,000	1,478,861

Total Municipals (Cost $32,266,488)		33,765,987

Foreign Government—2.4%

Banks—0.3%
Korea Development Bank (The) 3.375%, 03/12/23	2,700,000	2,873,259

Sovereign—2.1%
Angolan Government International Bond 8.250%, 05/09/28 (144A)	400,000	382,900
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	2,800,000	539,063
Colombia Government International Bond 5.000%, 06/15/45	1,100,000	1,342,000
Dominican Republic International Bond 8.900%, 02/15/23 (144A) (DOP)	82,600,000	1,459,148
Gabon Government International Bond
6.625%, 02/06/31 (144A)	1,550,000	1,596,589
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	9,600,000,000	700,584
Iraq International Bond 5.800%, 01/15/28 (144A)	2,109,375	1,972,477
Kazakhstan Government International Bond 4.875%, 10/14/44 (144A)	1,100,000	1,490,104

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Mexico Government International Bond 4.150%, 03/28/27 (e)	2,200,000	$2,538,250
Peruvian Government International Bonds
2.783%, 01/23/31	600,000	657,906
6.550%, 03/14/37	700,000	1,062,250
Republic of Belarus International Bond 7.625%, 06/29/27 (144A)	1,400,000	1,540,000
Russian Foreign Bond - Eurobond 4.875%, 09/16/23 (144A)	1,500,000	1,647,813
Ukraine Government International Bond 7.375%, 09/25/32 (144A)	1,700,000	1,867,875
Uruguay Government International Bond 3.700%, 06/26/37 (UYU) (c)	58,792,129	1,553,718

		20,350,677

Total Foreign Government (Cost $22,977,285)		23,223,936

Mutual Funds—0.6%

Investment Company Securities—0.6%
Invesco Senior Loan ETF (e) (Cost $6,125,792)	270,000	6,015,600

Common Stocks—0.1%

Energy Equipment & Services—0.0%
Weatherford International plc (e) (l)	6,622	39,732

Leisure Products—0.0%
Remington Outdoor Co., Inc. (l)	72,031	0

Oil, Gas & Consumable Fuels—0.0%
Riviera Resources, Inc. (j) (k) (l)	2,835	732

Paper & Forest Products—0.1%
Appvion,Inc. (j) (k)	38,739	667,809
Verso Corp. - Class A (e)	1,665	20,014

		687,823

Retail—0.0%
KSouth Africa, Ltd. (j) (k) (l)	8,217,950	0
KSouth Africa, Ltd. (j) (k) (l)	817,800	0

		0

Specialty Retail—0.0%
Party City Holdco, Inc. (l)	19,933	122,588

Total Common Stocks (Cost $5,098,661)		850,875

Warrants—0.0%
Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Battalion Oil Corp., Series A, Expires 10/08/22 (j) (k) (l)	728	$42
Battalion Oil Corp., Series B, Expires 10/08/22 (e) (j) (k) (l)	911	27
Battalion Oil Corp., Series C, Expires 10/08/22 (j) (k) (l)	1,171	15

		84

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (l)	175	131

Total Warrants (Cost $0)		215

Short-Term Investment—5.4%

Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $52,090,708; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 1.500%, maturity dates ranging from 04/15/21 - 09/15/22, and an aggregate market value of $53,132,715.	52,090,708	52,090,708

Total Short-Term Investments (Cost $52,090,708)		52,090,708

Securities Lending Reinvestments (m)—2.6%

Repurchase Agreements—2.3%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,400,122; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,886,414.	4,400,000	4,400,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $4,805,529; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $4,901,613.	4,805,502	4,805,502
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $700,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $400,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $408,000.	400,000	400,000

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $300,011; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $333,346.	300,000	$300,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $4,000,094; collateralized by various Common Stock with an aggregate market value of $4,444,496.	4,000,000	4,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,200,072; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,550,068.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $700,033; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $776,577.	700,000	700,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $500,025; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $554,611.	500,000	500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $2,000,040; collateralized by various Common Stock with an aggregate market value of $2,222,600.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $600,013; collateralized by various Common Stock with an aggregate market value of $666,780.	600,000	600,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $600,025; collateralized by various Common Stock with an aggregate market value of $666,780.	600,000	600,000

		22,605,502

Mutual Funds—0.3%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (n)	3,000,000	3,000,000

Total Securities Lending Reinvestments (Cost $25,605,502)		25,605,502

Total Investments—105.7% (Cost $1,020,276,387)		1,025,197,218
Unfunded Loan Commitments—(0.0)% (Cost $(171,280))		(171,280)
Net Investments—105.7% (Cost $1,020,105,107)		1,025,025,938
Other assets and liabilities (net)—(5.7)%		(55,179,800)

Net Assets—100.0%		$969,846,138

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $979, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $5,732,744.
(e)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $29,470,012 and the collateral received consisted of cash in the amount of $25,605,502 and non-cash collateral with a value of $4,770,588. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

(g)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(h)	This loan will settle after December 31, 2020, at which time the interest rate will be determined.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.2% of net assets.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(n)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $296,078,774, which is 30.5% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/18	$195,854	$195,854	$979
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13-12/31/18	671,010	1,331,072	0

				$979

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	31,869,945	JPMC	01/28/21	USD	22,373,275	$2,203,445
CAD	2,510,000	JPMC	01/14/21	USD	1,963,320	8,667
EUR	2,602,253	JPMC	01/14/21	USD	3,073,774	106,062
EUR	6,617,689	JPMC	01/27/21	USD	7,897,583	191,301
EUR	4,640,000	JPMC	06/22/21	USD	5,705,664	(16,009)
JPY	794,000,000	JPMC	01/13/21	USD	7,445,709	244,826
JPY	293,747,125	JPMC	03/08/21	USD	2,773,554	73,322
MXN	15,690,000	JPMC	01/14/21	USD	679,540	108,068
TRY	3,235,000	JPMC	04/06/21	USD	392,740	26,758

Contracts to Deliver
AUD	1,250,000	JPMC	01/12/21	USD	875,612	(88,175)
AUD	18,890,885	JPMC	01/28/21	USD	13,503,677	(1,064,155)
AUD	12,589,060	JPMC	01/28/21	USD	9,244,336	(463,802)
AUD	390,000	JPMC	01/28/21	USD	278,795	(21,956)
AUD	3,680,000	JPMC	06/17/21	USD	2,777,646	(62,617)
CAD	6,450,000	JPMC	01/14/21	USD	4,751,941	(315,517)
EUR	2,602,253	JPMC	01/14/21	USD	2,988,534	(191,301)
EUR	6,617,689	JPMC	01/27/21	USD	7,832,961	(255,923)
EUR	253,765	BBP	03/09/21	USD	300,965	(9,496)
EUR	322,067	CBNA	03/09/21	USD	381,885	(12,138)
EUR	400,000	JPMC	03/09/21	USD	473,988	(15,380)
JPY	565,500,000	JPMC	01/13/21	USD	5,359,280	(118,047)
JPY	228,500,000	JPMC	01/13/21	USD	2,203,238	(9,970)
JPY	293,747,125	JPMC	03/08/21	USD	2,834,179	(12,697)
KRW	1,155,000,000	JPMC	03/10/21	USD	975,161	(88,457)

Cross Currency Contracts to Buy
JPY	507,672,000	JPMC	02/04/21	SGD	6,600,000	(75,606)

Net Unrealized Appreciation						$141,203

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 3 Year Treasury Bond Futures	03/15/21	155	AUD	18,202,907	$11,325
Canada Government Bond 10 Year Futures	03/22/21	98	CAD	14,611,800	31,421
U.S. Treasury Note 2 Year Futures	03/31/21	821	USD	181,421,757	148,882

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/22/21	(10)	USD	(1,731,875)	11,861
U.S. Treasury Note 10 Year Futures	03/22/21	(422)	USD	(58,268,969)	(40,607)
U.S. Treasury Note 5 Year Futures	03/31/21	(109)	USD	(13,751,883)	(27,641)
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	(72)	USD	(11,257,875)	28,682
U.S. Treasury Ultra Long Bond Futures	03/22/21	(10)	USD	(2,135,625)	12,798

Net Unrealized Appreciation					$176,721

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized (Depreciation)
Floating rate equal to 3M USD-LIBOR plus 1.174% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	12/10/21	CBNA	USD	9,879,000	EUR	8,900,000	$(1,000,973)	$—	$(1,000,973)
Floating rate equal to 3M USD-LIBOR plus 1.175% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	11/22/21	CBNA	USD	12,928,500	EUR	11,700,000	(1,366,282)	—	(1,366,282)
Floating rate equal to 3M USD-LIBOR plus 1.250% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.100% based on the notional amount of currency delivered	10/30/21	CBNA	USD	4,551,000	EUR	4,100,000	(459,690)	—	(459,690)
Floating rate equal to 3M USD-LIBOR plus 1.318% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.200% based on the notional amount of currency delivered	12/12/21	CBNA	USD	5,439,000	EUR	4,900,000	(552,263)	—	(552,263)
Floating rate equal to 3M USD-LIBOR plus 1.334% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.120% based on the notional amount of currency delivered	07/10/21	CBNA	USD	1,120,000	EUR	1,000,000	(102,748)	(1,000)	(101,748)
Floating rate equal to 3M USD-LIBOR plus 1.810% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.600% based the notional amount of currency delivered	08/12/21	CBNA	USD	1,120,000	EUR	1,000,000	(100,885)	1,250	(102,135)
Floating rate equal to 3M USD-LIBOR plus 2.870% based on the notional amount of currency received	Fixed rate equal to 2.500% based the notional amount of currency delivered	05/04/21	CBNA	USD	697,200	EUR	600,000	(36,768)	—	(36,768)

Totals								$(3,619,609)	$250	$(3,619,859)

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	3.000%	Semi-Annually	09/18/21	USD	67,050,000	$1,353,836	$190,181	$1,163,655
Receive	12M CPURNSA	Maturity	1.893%	Maturity	01/15/27	USD	21,850,000	133,749	—	133,749

Totals								$1,487,585	$190,181	$1,297,404

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.NA.HY.33.V2	5.000%	Quarterly	12/20/24	2.525%	USD	676,400	$62,426	$28,906	$33,520
CDX.NA.HY.33.V2	5.000%	Quarterly	12/20/24	2.525%	USD	623,000	57,498	(12,979)	70,477
CDX.NA.HY.33.V2	5.000%	Quarterly	12/20/24	2.525%	USD	5,785,000	533,906	(70,847)	604,753

Totals							$653,830	$(54,920)	$708,750

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc. 7.500%, due 09/15/20	(5.000%)	Quarterly	12/20/24	JPMC	0.719%	USD	3,600,000	$(606,125)	$(534,999)	$(71,126)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	2.525%	USD	950,000	(72,783)	(61,358)	(11,425)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	2.525%	USD	950,000	(72,783)	(61,290)	(11,493)
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	13.522%	USD	875,000	100,383	10,757	89,626
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	13.522%	USD	575,000	65,966	10,671	55,295
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	13.522%	USD	425,000	48,758	5,058	43,700

Totals								$(536,584)	$(631,161)	$94,577

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Group, Inc. 2.908%, due 06/05/23	1.000%	Quarterly	12/20/24	JPMC	0.486%	USD	3,600,000	$73,032	$49,305	$23,727
American Airlines Group, Inc. 5.000%, due 06/01/22	5.000%	Quarterly	12/20/21	CBNA	12.200%	USD	585,000	(38,658)	(38,343)	(315)
Royal Caribbean Cruises, Ltd. 5.250%, due 11/15/22	5.000%	Quarterly	12/20/25	BBP	6.805%	USD	585,000	(40,952)	(17,330)	(23,622)
Indonesia Government International Bond 3.700%, due 01/08/22	1.000%	Quarterly	12/20/25	CBNA	0.681%	USD	1,425,000	22,351	(7,138)	29,489
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	12/20/25	CBNA	5.034%	USD	585,000	(97,430)	(90,984)	(6,446)
United Airlines Holdings, Inc. 5.000%, due 02/01/24	5.000%	Quarterly	12/20/25	CSI	5.818%	USD	140,000	(4,564)	(1,037)	(3,527)
United Airlines Holdings, Inc. 5.000%, due 02/01/24	5.000%	Quarterly	12/20/25	CSI	2.525%	USD	57,000	(1,858)	—	(1,858)
United Airlines Holdings, Inc. 5.000%, due 02/01/24	5.000%	Quarterly	12/20/25	CSI	5.818%	USD	85,000	(2,771)	421	(3,192)
Air-France KLM S.A. 3.875%, due 06/18/21	5.000%	Quarterly	12/20/25	JPMC	5.417%	EUR	480,000	(9,999)	(3,159)	(6,840)
Macy’s Retail Holdings LLC 3.625%, due 06/01/24	1.000%	Quarterly	12/20/25	JPMC	5.443%	USD	585,000	(110,668)	(108,373)	(2,295)
Morgan Stanley 3.750%, due 02/25/23	1.000%	Quarterly	12/20/24	JPMC	0.433%	USD	3,600,000	80,685	54,115	26,570
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	17.812%	USD	425,000	(168,462)	(34,858)	(133,604)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	17.812%	USD	575,000	$(227,919)	$(58,581)	$(169,338)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	17.812%	USD	875,000	(346,833)	(73,393)	(273,440)

Totals								$(874,046)	$(329,355)	$(544,691)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation(e)	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation(1)
Bespoke Palma 5-7% CDX Tranche	2.300%	Quarterly	06/20/21	CBNA	0.780%	USD	1,380,000	$9,942	$—	$9,942
Bespoke Phoenix 5-7% CDX Tranche	0.000%	Quarterly	12/20/21	CBNA	2.348%	USD	900,000	5,640	—	5,640

Totals								$15,582	$—	$15,582

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Represents a custom index comprised of a basket of underlying issues.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DOP)—	Dominican Peso
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$347,573,012	$—	$347,573,012
Total Corporate Bonds & Notes*	—	251,290,969	—	251,290,969
Total Asset-Backed Securities*	—	199,483,254	—	199,483,254
Floating Rate Loans
Advertising	—	287,979	—	287,979
Aerospace/Defense	—	542,980	—	542,980
Airlines	—	1,919,405	—	1,919,405
Auto Manufacturers	—	824,135	—	824,135
Auto Parts & Equipment	—	1,569,293	—	1,569,293
Chemicals	—	914,432	—	914,432
Commercial Services	—	3,504,403	—	3,504,403
Computers	—	1,025,680	—	1,025,680
Cosmetics/Personal Care	—	401,580	—	401,580
Diversified Financial Services	—	96,176	—	96,176
Electric	—	23,794	—	23,794
Engineering & Construction	—	362,564	—	362,564
Entertainment	—	1,039,528	—	1,039,528
Food	—	661,059	—	661,059
Healthcare-Services	—	3,795,698	—	3,795,698
Holding Companies-Diversified	—	226,999	—	226,999
Home Builders	—	1,681,723	—	1,681,723
Insurance	—	1,526,920	—	1,526,920
Internet	—	1,025,436	—	1,025,436
Leisure Time	—	81,867	—	81,867
Lodging	—	702,136	—	702,136
Machinery-Diversified	—	970,223	—	970,223
Media	—	4,606,246	—	4,606,246
Office/Business Equipment	—	398,106	—	398,106
Oil & Gas (Less Unfunded Loan Commitments of $171,280)	—	389,688	—	389,688
Oil & Gas Services	—	—	1,229,643	1,229,643
Packaging & Containers	—	1,032,563	—	1,032,563
Pharmaceuticals	—	2,327,211	—	2,327,211
Pipelines	—	382,098	—	382,098
Real Estate	—	194,902	—	194,902
Retail	—	2,087,548	—	2,087,548
Semiconductors	—	606,619	—	606,619
Software	—	4,795,279	—	4,795,279
Telecommunications	—	2,387,143	—	2,387,143
Transportation	—	321,112	—	321,112
Total Floating Rate Loans (Less Unfunded Loan Commitments of $171,280)	—	42,712,525	1,229,643	43,942,168

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Mortgage-Backed Securities*	$—	$41,183,712	$—	$41,183,712
Total Municipals*	—	33,765,987	—	33,765,987
Total Foreign Government*	—	23,223,936	—	23,223,936
Total Mutual Funds*	6,015,600	—	—	6,015,600
Common Stocks
Energy Equipment & Services	39,732	—	—	39,732
Leisure Products	—	0	—	0
Oil, Gas & Consumable Fuels	—	—	732	732
Paper & Forest Products	20,014	—	667,809	687,823
Retail	—	—	0	0
Specialty Retail	122,588	—	—	122,588
Total Common Stocks	182,334	0	668,541	850,875
Warrant
Oil, Gas & Consumable Fuels	—	—	84	84
Paper & Forest Products	131	—	—	131
Total Warrants	131	—	84	215
Total Short-Term Investment*	—	52,090,708	—	52,090,708
Securities Lending Reinvestments
Repurchase Agreements	—	22,605,502	—	22,605,502
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	22,605,502	—	25,605,502
Total Net Investments	$9,198,065	$1,013,929,605	$1,898,268	$1,025,025,938

Collateral for Securities Loaned (Liability)	$—	$(25,605,502)	$—	$(25,605,502)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,962,449	$—	$2,962,449
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,821,246)	—	(2,821,246)
Total Forward Contracts	$—	$141,203	$—	$141,203
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$244,969	$—	$—	$244,969
Futures Contracts (Unrealized Depreciation)	(68,248)	—	—	(68,248)
Total Futures Contracts	$176,721	$—	$—	$176,721
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,006,154	$—	$2,006,154
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$406,757	$—	$406,757
OTC Swap Contracts at Value (Liabilities)	—	(5,421,414)	—	(5,421,414)
Total OTC Swap Contracts	$—	$(5,014,657)	$—	$(5,014,657)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

During the year ended December 31, 2020, transfers from Level 2 to Level 3 in the amount of $1,445,495 and a transfer from Level 1 to Level 3 in the amount of $22,623 were due to declines in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b) (c)	$1,025,025,938
Cash	278,767
Cash denominated in foreign currencies (d)	4,570,041
Cash collateral (e)	6,132,252
OTC swap contracts at market value (f)	406,757
Unrealized appreciation on forward foreign currency exchange contracts	2,962,449
Receivable for:
Investments sold	239,668
Fund shares sold	27,822
Interest	4,197,150
Variation margin on futures contracts	10,436
Interest on OTC swap contracts	63,483
Variation margin on centrally cleared swap contracts	89,919
Prepaid expenses	3,007

Total Assets	1,044,007,689
Liabilities
OTC swap contracts at market value (g)	5,421,414
Unrealized depreciation on forward foreign currency exchange contracts	2,821,246
Collateral for securities loaned	25,605,502
Payables for:
Investments purchased	16,919,162
TBA securities purchased	22,527,296
Fund shares redeemed	69,374
Foreign taxes	4,487
Interest on OTC swap contracts	44,580
Accrued Expenses:
Management fees	331,887
Distribution and service fees	54,823
Deferred trustees’ fees	159,087
Other expenses	202,693

Total Liabilities	74,161,551

Net Assets	$969,846,138

Net Assets Consist of:
Paid in surplus	$1,043,897,854
Distributable earnings (Accumulated losses) (h)	(74,051,716)

Net Assets	$969,846,138

Net Assets
Class A	$710,272,400
Class B	259,573,738
Capital Shares Outstanding*
Class A	75,162,433
Class B	27,623,401
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.45
Class B	9.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,020,105,107.
(b)	Includes securities loaned at value of $29,470,012.
(c)	Investments at value is net of unfunded loan commitments of $171,280.
(d)	Identified cost of cash denominated in foreign currencies was $4,555,211.
(e)	Includes collateral of $1,082,252 for futures contracts and $5,050,000 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $122,768.
(g)	Net premium received on OTC swap contracts was $1,083,034.
(h)	Includes foreign capital gains tax of $4,487.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$319,918
Interest (a)	22,093,785
Securities lending income	159,184

Total investment income	22,572,887
Expenses
Management fees	4,777,399
Administration fees	54,845
Custodian and accounting fees	244,795
Distribution and service fees—Class B	639,582
Audit and tax services	105,574
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	42,662
Insurance	7,301
Miscellaneous	14,697

Total expenses	5,986,823
Less management fee waiver	(662,544)

Net expenses	5,324,279

Net Investment Income	17,248,608

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	342,415
Purchased options	197,282
Futures contracts	(1,860,415)
Written options	(2,361,393)
Swap contracts	(2,321,181)
Foreign currency transactions	(209,787)
Forward foreign currency transactions	(3,531,784)

Net realized loss	(9,744,863)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	14,543,907
Futures contracts	10,496
Swap contracts	(2,659,124)
Foreign currency transactions	(7,804)
Forward foreign currency transactions	313,866

Net change in unrealized appreciation	12,201,341

Net realized and unrealized gain	2,456,478

Net Increase in Net Assets From Operations	$19,705,086

(a)	Net of foreign withholding taxes of $5,718.
(b)	Includes change in foreign capital gains tax of $1,643.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,248,608	$29,624,771
Net realized gain (loss)	(9,744,863)	3,875,789
Net change in unrealized appreciation	12,201,341	12,622,175

Increase in net assets from operations	19,705,086	46,122,735

From Distributions to Shareholders
Class A	(26,201,223)	(25,932,644)
Class B	(8,619,581)	(9,057,803)

Total distributions	(34,820,804)	(34,990,447)

Decrease in net assets from capital share transactions	(15,728,599)	(9,579,821)

Total increase (decrease) in net assets	(30,844,317)	1,552,467

Net Assets
Beginning of period	1,000,690,455	999,137,988

End of period	$969,846,138	$1,000,690,455

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	273,192	$2,499,019	185,564	$1,775,143
Reinvestments	2,863,522	26,201,223	2,750,015	25,932,644
Redemptions	(3,889,132)	(35,843,537)	(4,122,093)	(39,484,970)

Net decrease	(752,418)	$(7,143,295)	(1,186,514)	$(11,777,183)

Class B
Sales	5,077,326	$47,179,181	3,973,674	$37,885,265
Reinvestments	946,167	8,619,581	964,623	9,057,803
Redemptions	(6,995,043)	(64,384,066)	(4,702,571)	(44,745,706)

Net increase (decrease)	(971,550)	$(8,585,304)	235,726	$2,197,362

Decrease derived from capital shares transactions		$(15,728,599)		$(9,579,821)

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.59	$9.49	$9.62	$9.62	$9.62

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.29	0.29	0.20	0.19
Net realized and unrealized gain (loss)	0.05	0.16	(0.22)	(0.04)	0.12

Total income (loss) from investment operations	0.22	0.45	0.07	0.16	0.31

Less Distributions
Distributions from net investment income	(0.36)	(0.35)	(0.20)	(0.16)	(0.31)

Total distributions	(0.36)	(0.35)	(0.20)	(0.16)	(0.31)

Net Asset Value, End of Period	$9.45	$9.59	$9.49	$9.62	$9.62

Total Return (%) (b)	2.40	4.77	0.70	1.68	3.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.55	0.54	0.54
Net ratio of expenses to average net assets (%) (c)	0.49	0.48	0.48	0.52	0.52
Ratio of net investment income to average net assets (%)	1.87	3.03	3.00	2.10	2.01
Portfolio turnover rate (%)	103 (d)	49 (d)	48 (d)	69 (d)	35
Net assets, end of period (in millions)	$710.3	$728.0	$731.6	$805.1	$801.3

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.54	$9.44	$9.56	$9.57	$9.56

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.26	0.26	0.18	0.17
Net realized and unrealized gain (loss)	0.04	0.16	(0.21)	(0.05)	0.13

Total income (loss) from investment operations	0.19	0.42	0.05	0.13	0.30

Less Distributions
Distributions from net investment income	(0.33)	(0.32)	(0.17)	(0.14)	(0.29)

Total distributions	(0.33)	(0.32)	(0.17)	(0.14)	(0.29)

Net Asset Value, End of Period	$9.40	$9.54	$9.44	$9.56	$9.57

Total Return (%) (b)	2.12	4.52 (e)	0.54 (e)	1.33	3.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.80	0.79	0.79
Net ratio of expenses to average net assets (%) (c)	0.74	0.73	0.73	0.77	0.77
Ratio of net investment income to average net assets (%)	1.62	2.78	2.75	1.85	1.76
Portfolio turnover rate (%)	103 (d)	49 (d)	48 (d)	69 (d)	35
Net assets, end of period (in millions)	$259.6	$272.7	$267.6	$290.1	$285.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 71%, 45%, 42%, and 46% for the years ended December 31, 2020, 2019, 2018, and 2017, respectively.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balances adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2020, the Portfolio had open unfunded loan commitments of $171,280. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the

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value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $52,090,708. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,605,502. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(19,113)	$—	$—	$—	$(19,113)
Corporate Bonds & Notes	(19,192,756)	—	—	—	(19,192,756)
Foreign Government	(457,772)	—	—	—	(457,772)
Mutual Funds	(5,935,836)	—	—	—	(5,935,836)
Warrant	(25)	—	—	—	(25)
Total Borrowings	$(25,605,502)	$—	$—	$—	$(25,605,502)
Gross amount of recognized liabilities for securities lending transactions					$(25,605,502)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of

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Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,297,404
	Unrealized appreciation on futures contracts (b) (c)	244,969	Unrealized depreciation on futures contracts (b) (c)	$68,248
Credit	OTC swap contracts at market value (d)	406,757	OTC swap contracts at market value (d)	1,801,805
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	708,750
Foreign Exchange			OTC swap contracts at market value (d)	3,619,609
	Unrealized appreciation on forward foreign currency exchange contracts	2,962,449	Unrealized depreciation on forward foreign currency exchange contracts	2,821,246

Total		$5,620,329		$8,310,908

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $63,483 and OTC swap interest payable of $44,580.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$253,040	$(253,040)	$—	$—
JPMorgan Chase Bank N.A.	3,116,166	(3,116,166)	—	—

	$3,369,206	$(3,369,206)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$50,448	$—	$(20,000)	$30,448
Citibank N.A.	4,656,615	(253,040)	(4,403,575)	—
Credit Suisse International	9,193	—	(9,193)	—
JPMorgan Chase Bank N.A.	3,526,404	(3,116,166)	(360,000)	50,238

	$8,242,660	$(3,369,206)	$(4,792,768)	$80,686

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$—	$197,282	$197,282
Forward foreign currency transactions	—	—	(3,531,784)	(3,531,784)
Futures contracts	(1,860,415)	—	—	(1,860,415)
Swap contracts	766,314	(3,057,113)	(30,382)	(2,321,181)
Written options	(1,587,418)	(773,975)	—	(2,361,393)

	$(2,681,519)	$(3,831,088)	$(3,364,884)	$(9,877,491)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$313,866	$313,866
Futures contracts	10,496	—	—	10,496
Swap contracts	355,817	66,590	(3,081,531)	(2,659,124)

	$366,313	$66,590	$(2,767,665)	$(2,334,762)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$20,100,000
Forward foreign currency transactions	143,206,016
Futures contracts long	210,824,346
Futures contracts short	(81,267,157)
Written options	(125,666,667)
Swap contracts	251,740,603

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

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principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the

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Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$637,333,732	$338,372,389	$556,039,093	$439,472,580

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$325,712,323	$324,367,891

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$4,777,399	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

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Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 1, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	First $100 million
0.030%	$100 million to $150 million
0.060%	$150 million to $250 million
0.050%	$250 million to $500 million
0.090%	$500 million to $1.5 billion
0.070%	Over $1.5 billion

Prior to December 1, 2020, the Adviser had agreed, for the period April 30, 2020 to November 30, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$500 million to $1.5 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2020 to April 30, 2021, the Adviser has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust. An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-40

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,022,588,914

Gross unrealized appreciation	27,616,924
Gross unrealized depreciation	(23,919,845)

Net unrealized appreciation (depreciation)	$3,697,079

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$34,820,804	$34,990,447	$—	$—	$34,820,804	$34,990,447

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,277,539	$—	$3,697,483	$(97,867,648)	$(73,892,626)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $20,361,608 and accumulated long-term capital losses of $77,506,040.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-41

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Franklin Low Duration Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Franklin Low Duration Total Return Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-43

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-44

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-45

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-46

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index, for the five-year period ended October 31, 2020, and underperformed its benchmark for the one-year and three-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were equal to the Expense Group median and the Expense Universe median, but above their respective Sub-advised Expense Universe medians. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-47

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned -5.75% and -5.91%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.1, returned 10.78%.

MARKET ENVIRONMENT / CONDITIONS

The year 2020 started optimistically, as a phase one trade deal between the U.S. and China appeared to bolster market sentiment, driving risk asset valuations higher in several markets across the globe. However, conditions changed radically and rapidly by late February, as the COVID-19 pandemic upended economies and financial markets around the world. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) ultimately brought entire countries, regions, and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. The U.S. Federal Reserve (the “Fed”) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 basis points (“bps”) to the zero bound that was used during the 2008 global financial crisis. Further, the Fed cut reserve requirements and encouraged financial institutions to borrow directly from the discount window. The Fed also pledged to buy unlimited government bonds.

On the U.S. fiscal side, Congress passed the CARES Act (Coronavirus Aid, Relief, and Economic Security) on March 27th, a $2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history.

In Europe, the European Central Bank (the “ECB”) unveiled the €750 billion Pandemic Emergency Purchase Programme (“PEPP”) in an unscheduled mid-week announcement on March 18th. ECB President Christine Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets rebounded from the extreme lows in March, as extraordinary measures from central banks and governments appeared to improve market confidence. Additionally, regional economies began to incrementally reopen and the improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Risk assets rallied and credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February. Those trends largely extended through July and August as strengthening economic activity and profound policy interventions continued to fuel rallies across global financial markets through much of the summer. However, many risk assets appeared detached from underlying economic fundamentals due to extraordinary monetary policies.

Risk assets eventually pulled back from their summer high points in September, as rising cases of COVID-19 appeared to concern investors, particularly as areas of Europe and Asia returned to various mobility restrictions. Developed market sovereign bond yields fluctuated during the summer months, rising on reflation expectations but dropping in September as broad risk aversion returned to global financial markets.

In October, “risk-on” sentiment initially returned to global financial markets, with risk assets rallying during the half of the month before broad risk aversion sharply returned, leading to significant price adjustments in various credit sectors during the second half of the month. Investors appeared concerned over resurgent waves of COVID-19 cases around the world. Market sentiments ultimately improved in November on apparent optimism over promising vaccine trials and prospects for a potential global economic recovery in 2021. Risk assets finished the final months of the year on broad-based rallies as initial vaccine distributions commenced.

However, market optimism in the fourth quarter ran in stark contrast to the worsening pandemic, as COVID-19 infections surged to record levels in areas of Europe, the U.S., and Latin America in the waning months of the year, with a highly contagious variant of the virus surfacing in dozens of countries. The harsh realities of a worldwide health crisis and deepening economic hardship continued to have profound consequences for lives and livelihoods around the world.

Nearly every country in the world declared some form of fiscal response to the economic crisis in 2020, with most countries pursuing programs that went beyond the measures they deployed during the 2008 global financial crisis. Debt-to-GDP (gross domestic product) ratios have risen significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates, with several indicating they intend to respond to ongoing economic adversity with additional accommodation as needed, pledging unlimited support to financial markets. During the 12-month period

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Brazil cut rates by 250 bps to 2%, Colombia cut rates by 250 bps to 1.75%, Mexico cut rates by 300 bps to 4.25%, Indonesia cut rates by 125 bps to 3.75%, and India cut rates by 115 bps to 4%. The yield on the 10-year German bond finished the year 38 bps lower at -0.57%, ranging from a pre-pandemic high of -0.19% on January 13th to an all-time low of -0.86% on March 9th, during peak financial market shocks.

In the U.S., the yield on the 10-year U.S. Treasury (“UST”) note finished the period 100 bps lower, at 0.92%, ranging from a pre-pandemic high of 1.92% on January 1st to an all-time low of 0.51% on August 4th. The UST yield curve notably steepened from early August through the end of December, with the spread between the three-month UST bill and the 10-year UST note rising from 40 bps to 83 bps on mounting debt issuance and rising reflation expectations.

In currency markets, the U.S. dollar (“USD”) initially strengthened in March on tremendous demand during the financial market shocks, but then entered a broad-based weakening pattern in mid-May that largely persisted through the end December. Many developed market and emerging market currencies alike strengthened against the USD over the final seven months of the year. In credit markets, spreads widened substantially during peak financial market volatility in February and March, but progressively tightened from April through December, with several sovereign and corporate sectors finishing the year at pre-pandemic levels.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

On a relative basis, the Portfolio underperformed its benchmark over the reporting period due to currency positions, followed by interest-rate strategies. Sovereign credit exposures had a largely neutral effect on relative results. Among currencies, the Portfolio’s underweight positions in the euro and the Australian dollar detracted from relative performance, as did overweight currency positions in Latin America (the Brazilian real and Argentine peso). Tactical overweight positioning in the Mexican peso also detracted from relative results. However, overweighted positions in northern European currencies (the Swedish krona and Norwegian krone) contributed to relative performance. Select underweight duration exposures in Europe detracted from relative results, as did underweight duration exposure in the U.S. However, select overweight duration exposures in Latin America (Argentina and Mexico) and Asia ex-Japan (Indonesia and India) contributed positively to relative performance.

The Portfolio’s negative absolute performance over the reporting period was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) detracted from absolute performance. The Portfolio’s net-negative positions in the euro and the Australian dollar also detracted from absolute results, as did tactical positioning in the Mexican peso. The Portfolio maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to USTs during the first quarter detracted from absolute results, while select duration exposures in Asia ex-Japan and Latin America contributed.

During the reporting period, we continued to maintain low portfolio duration. We were significantly underweight developed market duration, preferring to hold short- to intermediate-term USTs, while holding no exposure to the long end of the curve. We held no duration exposure in the eurozone. Instead, we continued to emphasize select local-currency bonds outside of the major developed markets, in countries that we viewed as having resilient fundamentals and attractive risk-adjusted yields. We were holding various unhedged local-currency positions, notably in South Korea, Indonesia, India, Ghana, and Colombia. We also held fully hedged local-currency positions in Mexico and Brazil.

During the period, we were also focused on value opportunities in specific currencies, focusing on countries with surplus economies, notably in northern Europe, Japan, and other areas of Asia. We had notable long exposures in the Norwegian krone and Swedish krona against the euro, and in the Japanese yen and Chinese yuan against the U.S. dollar. We also continued to broadly avoid credit sectors, which remained overvalued and vulnerable to ongoing economic damage, in our view.

At period end, we were optimistic for the potential effectiveness of COVID-19 vaccine distributions in 2021, which we believe may incrementally support a rebound in economic activity midway through the year. We anticipate being constructive in a number of regions as the world transitions toward a post-COVID-19 era, with a particular focus on areas of Asia that have addressed the health crisis and economic crisis more effectively. However, it remains crucial to be highly selective as there is wide variance in how countries have contained COVID-19, handled fiscal and monetary policy, and supported their economies. We expect a wide variation in vaccine distribution efficiency in countries, with several emerging markets lagging the deployments of vaccines relative to advanced economies, creating staggered timelines for economic recoveries and specific investment opportunities.

At period end, we were focused on three core areas of the global fixed income markets for 2021: (1) weakness in the euro and the USD against currencies in surplus economies; (2) avoiding interest-rate risks in developed markets; and (3) pursuing investment opportunities in a select set of emerging markets. Overall, we continued to maintain a tactically opportunistic stance that focused on alpha opportunities in higher yielding local-currency emerging markets and fundamental value in specific currencies.

Early in the reporting period, derivatives were used for interest rate management, specifically interest rate swaps to obtain negative

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

duration exposure to USTs. These positions were unwound in March. UST yields declined sharply as the COVID-19 pandemic profoundly damaged economies around the world, leading to extraordinary policy responses from central banks. Derivatives were also used to gain long exposures to various safe-haven currencies (notably the Japanese yen), which contributed to absolute performance during the period. Derivatives were used to gain negative exposure to various currencies (notably the euro and Australian dollar), which detracted from absolute and relative performance during the reporting period. Derivatives were also used to directly hedge specific currency exposures from various local-currency bonds; at period-end those currencies included the Brazilian real and Mexican peso. All derivatives performed as expected during the period.

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE World Government Bond Index ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	-5.75	-0.34	1.06
Class B	-5.91	-0.58	0.81
FTSE World Government Bond Index ex-U.S.	10.78	5.17	1.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Countries

% of Net Assets
United States	19.3
Japan	16.1
Mexico	12.3
South Korea	10.5
Indonesia	7.8
Norway	4.4
India	4.0
Brazil	2.8
Argentina	1.9
Colombia	1.8

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.67%	$1,000.00	$1,002.40	$3.37
	Hypothetical*	0.67%	$1,000.00	$1,021.77	$3.40

Class B (a)	Actual	0.92%	$1,000.00	$1,002.50	$4.63
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—62.7% of Net Assets

Security Description	Principal Amount*	Value

Argentina—1.9%
Argentina Bonar Bond 36.174%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	20,147,000	$122,519
Argentina Treasury Bonds 1.000%, 08/05/21 (ARS) (b)	63,397,400	596,734
1.100%, 04/17/21 (ARS) (b)	118,953,630	1,039,493
1.200%, 03/18/22 (ARS) (b)	654,142,847	5,794,696
1.300%, 09/20/22 (ARS) (b)	5,948,000	48,304
1.400%, 03/25/23 (ARS) (b)	356,003,918	2,979,062
1.500%, 03/25/24 (ARS) (b)	356,003,920	2,730,501
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	693,671,000	1,638,543
16.000%, 10/17/23 (ARS)	370,242,000	1,193,672
18.200%, 10/03/21 (ARS)	329,017,000	1,965,293
Letras de la Nacion Argentina con Ajuste por CER Zero Coupon, 02/26/21 (ARS) (b) (c)	23,618,400	186,373
Zero Coupon, 05/21/21 (ARS) (b) (c)	80,457,245	591,329
Zero Coupon, 09/13/21 (ARS) (b) (c)	44,695,929	325,018
Letras Del Tesoro En Pesos A Descuento 35.058%, 03/31/21 (ARS) (c)	20,068,223	129,569

		19,341,106

Brazil—2.8%
Brazil Letras do Tesouro Nacional 2.549%, 10/01/21 (BRL) (c)	89,600,000	16,926,393
5.345%, 04/01/21 (BRL) (c)	2,910,000	557,507
8.935%, 07/01/21 (BRL) (c)	15,530,000	2,959,170
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	44,622,000	8,174,709

		28,617,779

Colombia—1.8%
Colombian TES 7.000%, 05/04/22 (COP)	653,000,000	203,069
7.000%, 06/30/32 (COP)	7,946,000,000	2,565,909
7.750%, 09/18/30 (COP)	35,498,100,000	12,196,777
10.000%, 07/24/24 (COP)	10,589,000,000	3,763,900

		18,729,655

Ghana—1.1%
Ghana Government Bonds 16.250%, 05/17/21 (GHS)	9,750,000	1,655,369
16.500%, 03/22/21 (GHS)	2,320,000	394,830
16.500%, 02/06/23 (GHS)	13,400,000	2,186,811
17.600%, 11/28/22 (GHS)	11,600,000	1,937,239
18.250%, 07/25/22 (GHS)	5,170,000	876,870
18.750%, 01/24/22 (GHS)	680,000	115,850
19.000%, 09/18/23 (GHS)	680,000	114,558
19.500%, 10/18/21 (GHS)	4,530,000	777,391
19.750%, 03/15/32 (GHS)	18,788,000	2,927,610
24.750%, 03/01/21 (GHS)	810,000	139,464
24.750%, 07/19/21 (GHS)	1,490,000	262,658

		11,388,650

India—4.0%
India Government Bonds
5.220%, 06/15/25 (INR)	137,000,000	$1,887,642
6.790%, 05/15/27 (INR)	1,478,610,000	21,571,039
6.840%, 12/19/22 (INR)	365,000,000	5,273,124
7.270%, 04/08/26 (INR)	94,000,000	1,404,323
7.590%, 01/11/26 (INR)	452,000,000	6,819,020
7.680%, 12/15/23 (INR)	311,000,000	4,637,167

		41,592,315

Indonesia—7.8%
Indonesia Treasury Bonds 5.625%, 05/15/23 (IDR)	112,587,000,000	8,272,578
7.000%, 05/15/22 (IDR)	450,607,000,000	33,389,819
8.375%, 03/15/24 (IDR)	17,893,000,000	1,400,505
10.000%, 09/15/24 (IDR)	122,770,000,000	10,131,951
12.900%, 06/15/22 (IDR)	341,823,000,000	27,506,945

		80,701,798

Japan—16.1%
Japan Treasury Bills
Zero Coupon, 02/10/21 (JPY) (c)	4,874,350,000	47,212,275
Zero Coupon, 02/25/21 (JPY) (c)	1,715,600,000	16,617,756
Zero Coupon, 03/10/21 (JPY) (c)	7,183,500,000	69,583,616
Zero Coupon, 03/22/21 (JPY) (c)	789,600,000	7,648,749
Zero Coupon, 04/12/21 (JPY) (c)	1,800,900,000	17,446,158
Zero Coupon, 06/16/21 (JPY) (c)	799,000,000	7,742,204

		166,250,758

Mexico—12.3%
Mexican Bonos 6.500%, 06/10/21 (MXN)	687,730,000	34,850,470
6.500%, 06/09/22 (MXN)	285,840,000	14,788,211
6.750%, 03/09/23 (MXN)	259,469,000	13,676,576
7.250%, 12/09/21 (MXN)	265,450,000	13,691,028
8.000%, 12/07/23 (MXN)	256,957,000	14,168,888
10.000%, 12/05/24 (MXN)	134,690,000	8,095,682
Mexico Cetes
Zero Coupon, 05/06/21 (MXN) (c)	16,729,000	82,819
4.150%, 10/21/21 (MXN) (c)	7,498,000	36,401
4.190%, 06/17/21 (MXN) (c)	770,818,000	3,799,570
4.209%, 04/08/21 (MXN) (c)	293,056,000	1,455,666
4.288%, 03/25/21 (MXN) (c)	112,052,000	557,515
4.452%, 02/25/21 (MXN) (c)	4,211,582,000	21,024,837
4.909%, 01/28/21 (MXN) (c)	16,729,000	83,791

		126,311,454

Norway—4.4%
Norway Government Bonds 1.500%, 02/19/26 (144A) (NOK)	20,165,000	2,448,617
1.750%, 03/13/25 (144A) (NOK)	33,998,000	4,155,454
2.000%, 05/24/23 (144A) (NOK)	119,955,000	14,533,103
3.000%, 03/14/24 (144A) (NOK)	100,903,000	12,717,361
3.750%, 05/25/21 (144A) (NOK)	100,823,000	11,920,920

		45,775,455

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—10.5%
Korea Treasury Bonds 1.375%, 09/10/21 (KRW)	26,881,400,000	$24,872,528
1.375%, 12/10/29 (KRW)	66,194,500,000	59,150,420
1.875%, 03/10/22 (KRW)	18,459,000,000	17,216,370
4.250%, 06/10/21 (KRW)	7,650,400,000	7,152,974

		108,392,292

Total Foreign Government (Cost $731,492,817)		647,101,262

U.S. Treasury & Government Agencies—18.5%

United States—18.5%
U.S. Treasury Notes
1.125%, 09/30/21	9,632,000	9,704,616
1.500%, 09/30/21	7,732,000	7,811,736
1.500%, 10/31/21	6,766,100	6,843,276
1.500%, 09/30/24 (d)	33,000,000	34,552,031
1.500%, 10/31/24 (d)	15,650,000	16,400,100
1.750%, 12/31/24	80,891,000	85,678,104
2.125%, 12/31/21 (d)	10,000,000	10,199,218
2.875%, 05/31/25	17,750,000	19,746,182

Total U.S. Treasury & Government Agencies (Cost $181,653,250)		190,935,263

Short-Term Investments—18.4%

Repurchase Agreement—17.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $181,403,536; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $185,031,700.	181,403,536	181,403,536

U.S. Treasury—0.8%
U.S. Treasury Bill 0.090%, 01/12/21 (c)	8,000,000	7,999,929

Total Short-Term Investments (Cost $189,403,316)		189,403,465

Securities Lending Reinvestments (e)—4.3%

Repurchase Agreements—3.2%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $1,000,028; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,110,549.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $8,890,711; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $9,068,476.	8,890,662	8,890,662
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,900,052; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,978,002.	3,900,000	3,900,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,200,049; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,244,001.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $100,004; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $111,115.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,900,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,938,781.	1,900,000	1,900,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,500,082; collateralized by various Common Stock with an aggregate market value of $3,888,934.	3,500,000	3,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $300,006; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $332,819.	300,000	300,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $600,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $665,638.	600,000	600,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,600,131; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $2,883,978.	2,600,000	$2,600,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $4,000,022; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $4,080,002.	4,000,000	4,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $500,010; collateralized by various Common Stock with an aggregate market value of $555,650.	500,000	500,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,500,148; collateralized by various Common Stock with an aggregate market value of $3,889,549.	3,500,000	3,500,000

		33,090,662

Mutual Funds—1.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (f)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	3,500,000	3,500,000

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (f)	5,000,000	$5,000,000

		11,500,000

Total Securities Lending Reinvestments (Cost $44,590,662)		44,590,662

Total Investments—103.9% (Cost $1,147,140,045)		1,072,030,652
Other assets and liabilities (net)—(3.9)%		(40,140,264)

Net Assets—100.0%		$1,031,890,388

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal amount of security is adjusted for inflation.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $43,592,688 and the collateral received consisted of cash in the amount of $44,590,662. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $45,775,455, which is 4.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	19,672,200	HSBC	01/05/21	USD	3,866,391	$(79,052)
CNH	55,783,810	CBNA	01/19/21	USD	8,534,554	35,852
CNH	60,400,810	HSBC	01/19/21	USD	9,238,847	40,897
CNH	41,966,000	JPMC	02/18/21	USD	6,407,140	27,590
CNH	84,053,150	JPMC	03/15/21	USD	12,812,741	53,564
CNH	30,309,880	HSBC	03/16/21	USD	4,619,423	19,916
CNH	30,486,350	HSBC	06/16/21	USD	4,619,424	20,706
EUR	2,098,000	CBNA	01/04/21	USD	2,553,266	9,756
EUR	2,602,000	CBNA	01/04/21	USD	3,189,096	(10,363)
INR	63,624,900	CBNA	02/08/21	USD	858,114	9,392
INR	87,293,700	JPMC	02/08/21	USD	1,177,309	12,915
INR	102,619,900	HSBC	02/09/21	USD	1,383,605	15,446
INR	85,052,900	CBNA	03/08/21	USD	1,144,153	12,167
INR	87,540,800	JPMC	03/08/21	USD	1,177,307	12,836

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	102,907,080	HSBC	03/09/21	USD	1,383,606	$15,273
INR	113,234,200	JPMC	03/09/21	USD	1,523,091	16,171
INR	64,525,900	CBNA	06/08/21	USD	858,114	8,405
INR	37,997,400	CBNA	06/09/21	USD	505,016	5,181
JPY	871,443,600	JPMC	02/26/21	USD	8,255,160	189,570
JPY	871,460,300	JPMC	02/26/21	USD	8,210,959	233,933
JPY	775,993,590	JPMC	04/30/21	USD	7,458,967	66,795
JPY	386,000,000	MSCS	05/06/21	USD	3,705,037	38,756
JPY	494,496,203	CBNA	05/17/21	USD	4,708,703	88,041
JPY	521,836,390	HSBC	06/08/21	USD	5,026,890	36,438
JPY	2,632,506,185	CBNA	06/15/21	USD	25,383,340	161,825
JPY	895,771,769	HSBC	06/15/21	USD	8,628,123	64,216
JPY	5,042,185,566	JPMC	06/15/21	USD	48,597,037	331,038
JPY	962,664,925	BNP	06/22/21	USD	9,342,860	(598)
KRW	7,689,000,000	DBAG	01/13/21	USD	7,107,270	(27,784)
KRW	3,898,000,000	HSBC	01/29/21	USD	3,535,793	53,429
KRW	1,963,209,300	DBAG	02/04/21	USD	1,809,144	(1,407)
KRW	5,726,790,700	DBAG	02/04/21	USD	5,294,006	(20,738)
KRW	17,622,000,000	GSBU	03/09/21	USD	16,231,969	(4,148)
KRW	11,175,000,000	HSBC	04/20/21	USD	10,186,502	102,781
KRW	63,806,244,600	DBAG	05/03/21	USD	58,989,733	(244,516)
KRW	6,091,000,000	CBNA	05/17/21	USD	5,550,594	56,883
MXN	100,250,000	HSBC	01/07/21	USD	5,046,158	(9,587)
MXN	350,700,000	HSBC	01/07/21	USD	17,513,109	106,099
NOK	50,224,500	JPMC	09/20/21	USD	5,776,915	74,261

Contracts to Deliver
BRL	19,672,200	HSBC	01/05/21	USD	3,397,030	(390,310)
BRL	63,075,935	CBNA	02/02/21	USD	11,684,191	(455,412)
BRL	27,149,409	HSBC	02/02/21	USD	5,029,438	(195,741)
BRL	19,672,200	HSBC	02/02/21	USD	3,864,189	78,075
BRL	39,923,100	JPMC	02/02/21	USD	7,384,551	(299,054)
EUR	4,700,000	CBNA	01/04/21	USD	5,298,028	(443,727)
EUR	4,839,649	DBAG	01/15/21	USD	5,715,141	(198,825)
EUR	2,341,000	BOA	02/22/21	USD	2,783,795	(79,283)
EUR	2,098,000	CBNA	03/29/21	USD	2,558,112	(9,761)
EUR	3,888,354	BOA	04/16/21	USD	4,594,129	(166,944)
EUR	3,821,000	HSBC	04/16/21	USD	4,508,264	(170,338)
EUR	3,566,100	DBAG	04/27/21	USD	4,244,800	(122,729)
EUR	10,168,225	DBAG	04/29/21	USD	12,078,326	(375,597)
EUR	1,320,800	GSBU	04/30/21	USD	1,557,778	(59,957)
EUR	1,367,827	GSBU	05/20/21	USD	1,630,039	(46,019)
EUR	815,500	GSBU	05/20/21	USD	971,962	(27,306)
EUR	9,262,000	MSCS	05/27/21	USD	11,040,860	(309,995)
KRW	7,689,000,000	DBAG	01/13/21	USD	6,413,379	(666,107)
KRW	3,898,000,000	HSBC	01/29/21	USD	3,437,541	(151,681)
KRW	7,690,000,000	DBAG	02/04/21	USD	6,420,640	(660,365)
KRW	17,622,000,000	GSBU	03/09/21	USD	14,855,216	(1,372,605)
KRW	11,175,000,000	HSBC	04/20/21	USD	9,755,565	(533,718)
KRW	63,806,244,600	DBAG	05/03/21	USD	56,192,201	(2,553,015)
KRW	6,091,000,000	CBNA	05/17/21	USD	5,460,576	(146,901)
MXN	450,950,000	HSBC	01/07/21	USD	20,761,015	(1,894,764)
MXN	114,072,000	CBNA	01/13/21	USD	5,277,935	(448,892)
MXN	167,908,000	CBNA	01/15/21	USD	7,754,849	(672,892)
MXN	122,995,000	CBNA	01/27/21	USD	5,828,954	(336,379)
MXN	205,704,000	CBNA	01/28/21	USD	9,718,927	(591,207)
MXN	370,448,600	HSBC	02/05/21	USD	16,026,676	(2,524,416)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	604,740,000	HSBC	02/10/21	USD	28,925,517	$(1,340,544)
MXN	124,164,000	CBNA	03/08/21	USD	5,677,496	(517,861)
MXN	152,232,000	CBNA	03/11/21	USD	6,759,918	(833,336)
MXN	153,745,000	CBNA	03/16/21	USD	7,074,656	(589,694)
MXN	350,700,000	HSBC	03/23/21	USD	17,365,685	(103,137)

Cross Currency Contracts to Buy
AUD	4,340,758	JPMC	01/13/21	JPY	340,983,164	44,190
AUD	34,856,513	JPMC	02/22/21	JPY	2,737,868,622	354,539
AUD	11,618,836	JPMC	02/25/21	JPY	912,564,679	118,634
AUD	8,392,923	CBNA	02/25/21	JPY	659,151,659	86,121
AUD	9,134,177	CBNA	02/26/21	JPY	717,364,442	93,725
AUD	15,980,000	CBNA	03/10/21	JPY	1,254,941,360	163,869
CHF	3,334,621	UBSA	01/11/21	EUR	3,112,309	(35,397)
CHF	2,084,108	UBSA	01/13/21	EUR	1,934,019	(8,476)
CHF	3,272,609	GSBU	01/14/21	EUR	3,047,604	(26,329)
CHF	8,400,000	CBNA	02/05/21	EUR	7,848,927	(98,464)
CHF	3,334,653	UBSA	02/09/21	EUR	3,112,992	(35,445)
CHF	8,336,723	UBSA	02/10/21	EUR	7,756,353	(56,499)
CHF	4,363,512	GSBU	02/12/21	EUR	4,052,221	(20,306)
CHF	4,168,217	UBSA	03/10/21	EUR	3,864,075	(10,239)
CHF	5,454,360	GSBU	03/11/21	EUR	5,070,003	(30,033)
CHF	4,363,481	GSBU	03/15/21	EUR	4,051,891	(18,871)
CHF	2,084,108	UBSA	04/13/21	EUR	1,935,402	(8,689)
CHF	3,272,629	GSBU	04/13/21	EUR	3,042,933	(18,315)
CHF	3,334,621	UBSA	06/09/21	EUR	3,094,632	(9,827)
EUR	3,093,814	UBSA	01/11/21	CHF	3,334,621	12,799
EUR	1,933,696	UBSA	01/13/21	CHF	2,084,108	8,081
EUR	3,035,027	GSBU	01/14/21	CHF	3,272,609	10,960
EUR	7,769,145	CBNA	02/05/21	CHF	8,400,000	927
EUR	3,094,217	UBSA	02/09/21	CHF	3,334,653	12,489
EUR	7,737,758	UBSA	02/10/21	CHF	8,336,723	33,763
EUR	4,045,046	GSBU	02/12/21	CHF	4,363,512	11,533
EUR	3,857,049	UBSA	03/10/21	CHF	4,168,217	1,643
EUR	5,057,311	GSBU	03/11/21	CHF	5,454,360	14,504
EUR	4,027,432	GSBU	03/15/21	CHF	4,363,481	(11,056)
EUR	1,927,374	UBSA	04/13/21	CHF	2,084,108	(1,140)
EUR	3,019,908	GSBU	04/13/21	CHF	3,272,629	(9,877)
EUR	3,082,275	UBSA	06/09/21	CHF	3,334,621	(5,321)
JPY	331,017,522	JPMC	01/13/21	AUD	4,340,758	(140,715)
JPY	1,072,927,100	HSBC	01/25/21	EUR	8,705,927	(247,248)
JPY	2,655,449,351	JPMC	02/22/21	AUD	34,856,513	(1,153,191)
JPY	1,092,877,368	HSBC	02/24/21	EUR	8,705,516	(57,126)
JPY	1,085,717,172	HSBC	02/25/21	EUR	8,705,796	(126,979)
JPY	1,073,238,357	HSBC	02/25/21	EUR	8,705,944	(248,086)
JPY	636,074,477	CBNA	02/25/21	AUD	8,392,923	(309,748)
JPY	880,638,092	JPMC	02/25/21	AUD	11,618,836	(428,015)
JPY	1,231,598,655	CBNA	02/26/21	EUR	9,791,549	(41,449)
JPY	692,167,815	CBNA	02/26/21	AUD	9,134,177	(337,893)
JPY	1,807,608,008	CBNA	03/10/21	AUD	23,630,500	(708,912)
JPY	667,650,706	HSBC	03/11/21	AUD	8,667,524	(215,098)
JPY	1,189,520,810	BNP	03/15/21	EUR	9,413,000	11,854
JPY	6,652,127,695	HSBC	03/16/21	AUD	86,543,000	(2,283,092)
JPY	445,387,800	HSBC	03/17/21	AUD	5,800,000	(157,141)
JPY	1,070,875,512	HSBC	03/25/21	EUR	8,706,022	(274,044)
JPY	968,459,305	CBNA	03/29/21	EUR	7,679,420	(10,767)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	946,265,782	CBNA	03/31/21	EUR	7,679,420	$(226,090)
JPY	330,671,996	JPMC	04/13/21	AUD	4,340,758	(142,807)
JPY	656,192,939	HSBC	04/13/21	AUD	8,667,476	(324,727)
JPY	1,003,130,517	JPMC	04/13/21	AUD	13,245,445	(492,837)
JPY	1,201,731,481	CBNA	04/30/21	EUR	9,791,589	(338,219)
JPY	946,872,822	CBNA	06/30/21	EUR	7,679,423	(228,366)
JPY	330,271,190	JPMC	07/13/21	AUD	4,340,762	(144,693)
NOK	77,945,750	JPMC	01/19/21	EUR	7,184,453	310,652
NOK	77,945,750	JPMC	03/16/21	EUR	7,339,041	108,356
NOK	28,100,000	JPMC	03/22/21	EUR	2,665,579	14,298
NOK	111,182,775	JPMC	03/31/21	EUR	10,021,206	696,792
NOK	38,374,300	DBAG	06/15/21	EUR	3,572,195	92,862
NOK	58,667,300	DBAG	06/16/21	EUR	5,515,295	75,509
NOK	55,781,000	DBAG	06/18/21	EUR	5,252,621	60,830
NOK	38,458,900	DBAG	09/15/21	EUR	3,572,189	92,108
NOK	79,604,000	JPMC	09/20/21	EUR	7,466,632	100,069
SEK	26,395,500	DBAG	01/19/21	EUR	2,546,587	96,633
SEK	197,100,000	DBAG	02/05/21	EUR	18,955,021	791,359
SEK	35,194,000	DBAG	02/16/21	EUR	3,453,812	56,109
SEK	35,193,997	DBAG	02/16/21	EUR	3,453,812	56,109
SEK	52,791,000	DBAG	03/15/21	EUR	5,076,985	209,075
SEK	35,194,001	DBAG	03/15/21	EUR	3,444,466	66,202
SEK	35,194,000	DBAG	04/15/21	EUR	3,399,697	119,515
SEK	26,395,500	DBAG	04/16/21	EUR	2,544,047	96,607
SEK	70,388,003	DBAG	06/11/21	EUR	6,841,904	180,807
SEK	30,676,200	DBAG	06/15/21	EUR	2,984,356	75,487
SEK	78,143,800	DBAG	06/16/21	EUR	7,648,260	135,795
SEK	14,250,000	JPMC	06/18/21	EUR	1,397,241	21,612
SEK	30,712,100	DBAG	09/15/21	EUR	2,984,365	75,516

Net Unrealized Depreciation						$(22,218,092)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$647,101,262	$—	$647,101,262
Total U.S. Treasury & Government Agencies*	—	190,935,263	—	190,935,263
Total Short-Term Investments*	—	189,403,465	—	189,403,465
Securities Lending Reinvestments
Repurchase Agreements	—	33,090,662	—	33,090,662
Mutual Funds	11,500,000	—	—	11,500,000
Total Securities Lending Reinvestments	11,500,000	33,090,662	—	44,590,662
Total Investments	$11,500,000	$1,060,530,652	$—	$1,072,030,652

Collateral for Securities Loaned (Liability)	$—	$(44,590,662)	$—	$(44,590,662)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,510,140	$—	$6,510,140
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(28,728,232)	—	(28,728,232)
Total Forward Contracts	$—	$(22,218,092)	$—	$(22,218,092)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$890,627,116
Repurchase Agreement at value which equals cost	181,403,536
Cash denominated in foreign currencies (c)	1,537,489
Cash collateral for forward foreign currency exchange contracts	22,052,180
Unrealized appreciation on forward foreign currency exchange contracts	6,510,140
Receivable for:
Cash collateral for forward foreign exchange contracts	440,000
Fund shares sold	96,792
Interest	5,408,462
Prepaid expenses	3,116

Total Assets	1,108,078,831
Liabilities
Due to custodian	440,000
Cash collateral for forward foreign currency exchange contracts	260,000
Unrealized depreciation on forward foreign currency exchange contracts	28,728,232
Collateral for securities loaned	44,590,662
Payables for:
Fund shares redeemed	5,843
Foreign taxes	1,156,180
Accrued Expenses:
Management fees	521,223
Distribution and service fees	9,077
Deferred trustees’ fees	173,762
Other expenses	303,464

Total Liabilities	76,188,443

Net Assets	$1,031,890,388

Net Assets Consist of:
Paid in surplus	$1,195,001,104
Distributable earnings (Accumulated losses) (d)	(163,110,716)

Net Assets	$1,031,890,388

Net Assets
Class A	$988,419,560
Class B	43,470,828
Capital Shares Outstanding*
Class A	118,877,684
Class B	5,314,084
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.31
Class B	8.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $965,736,509.
(b)	Includes securities loaned at value of $43,592,688.
(c)	Identified cost of cash denominated in foreign currencies was $1,538,357.
(d)	Includes foreign capital gains tax of $1,156,180.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest (a)	$41,069,397
Securities lending income	28,741

Total investment income	41,098,138
Expenses
Management fees	6,098,859
Administration fees	56,821
Custodian and accounting fees	489,876
Distribution and service fees—Class B	103,851
Audit and tax services	98,340
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	36,103
Insurance	7,787
Miscellaneous	17,718

Total expenses	7,009,323
Less management fee waiver	(4,308)

Net expenses	7,005,015

Net Investment Income	34,093,123

Net Realized and Unrealized Gain (Loss)
Net realized loss on :
Investments	(42,228,522)
Swap contracts	(58,622,588)
Foreign currency transactions	(886,063)
Forward foreign currency transactions	(18,866,086)

Net realized loss	(120,603,259)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	11,421,650
Swap contracts	17,013,085
Foreign currency transactions	1,042,528
Forward foreign currency transactions	(4,713,223)

Net change in unrealized appreciation	24,764,040

Net realized and unrealized loss	(95,839,219)

Net Decrease in Net Assets From Operations	$(61,746,096)

(a)	Net of foreign withholding taxes of $1,043,950.
(b)	Includes change in foreign capital gains tax of $(225,093).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,093,123	$48,646,166
Net realized gain (loss)	(120,603,259)	24,583,057
Net change in unrealized appreciation (depreciation)	24,764,040	(54,579,332)

Increase (decrease) in net assets from operations	(61,746,096)	18,649,891

From Distributions to Shareholders
Class A	(65,163,960)	(89,637,795)
Class B	(2,615,600)	(3,762,534)
From return of capital
Class A	(381,426)	—
Class B	(15,309)	—

Total distributions	(68,176,295)	(93,400,329)

Increase (decrease) in net assets from capital share transactions	79,747,351	(33,457,670)

Total decrease in net assets	(50,175,040)	(108,208,108)

Net Assets
Beginning of period	1,082,065,428	1,190,273,536

End of period	$1,031,890,388	$1,082,065,428

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	6,195,896	$52,199,740	315,640	$3,099,402
Reinvestments	7,935,277	65,545,386	9,308,182	89,637,795
Redemptions	(4,698,978)	(42,292,907)	(12,231,501)	(128,287,059)

Net increase (decrease)	9,432,195	$75,452,219	(2,607,679)	$(35,549,862)

Class B
Sales	885,130	$7,335,111	396,281	$3,819,904
Reinvestments	323,208	2,630,909	396,474	3,762,534
Redemptions	(651,198)	(5,670,888)	(556,559)	(5,490,246)

Net increase	557,140	$4,295,132	236,196	$2,092,192

Increase (decrease) derived from capital shares transactions		$79,747,351		$(33,457,670)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019	2018	2017		2016
Net Asset Value, Beginning of Period	$9.48		$10.22	$10.08	$10.04		$9.96

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.43	0.40	0.35		0.25
Net realized and unrealized loss	(0.84)		(0.28)	(0.26)	(0.31)		(0.14)

Total income (loss) from investment operations	(0.55)		0.15	0.14	0.04		0.11

Less Distributions
Distributions from net investment income	(0.62)		(0.87)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00	(0.00	)(b)	(0.03)
Distributions from return of capital	(0.00	)(c)	0.00	0.00	0.00		0.00

Total distributions	(0.62)		(0.89)	0.00	0.00		(0.03)

Net Asset Value, End of Period	$8.31		$9.48	$10.22	$10.08		$10.04

Total Return (%) (d)	(5.75)		1.44	1.29	0.44		1.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68		0.68	0.70	0.70		0.69
Net ratio of expenses to average net assets (%) (e)	0.68		0.68	0.70	0.69		0.69
Ratio of net investment income to average net assets (%)	3.36		4.35	3.95	3.39		2.57
Portfolio turnover rate (%)	37		31	34	68		15
Net assets, end of period (in millions)	$988.4		$1,037.7	$1,144.8	$1,245.4		$1,229.2

	Class B
	Year Ended December 31,
	2020		2019	2018	2017		2016
Net Asset Value, Beginning of Period	$9.33		$10.07	$9.96	$9.94		$9.89

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.40	0.37	0.32		0.22
Net realized and unrealized loss	(0.82)		(0.28)	(0.26)	(0.30)		(0.14)

Total income (loss) from investment operations	(0.55)		0.12	0.11	0.02		0.08

Less Distributions
Distributions from net investment income	(0.60)		(0.84)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00	(0.00	)(b)	(0.03)
Distributions from return of capital	(0.00	)(c)	0.00	0.00	0.00		0.00

Total distributions	(0.60)		(0.86)	0.00	0.00		(0.03)

Net Asset Value, End of Period	$8.18		$9.33	$10.07	$9.96		$9.94

Total Return (%) (d)	(5.91)		1.17	1.10 (f)	0.24	(f)	0.77 (f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		0.93	0.95	0.95		0.94
Net ratio of expenses to average net assets (%) (e)	0.93		0.93	0.95	0.94		0.94
Ratio of net investment income to average net assets (%)	3.12		4.11	3.69	3.13		2.32
Portfolio turnover rate (%)	37		31	34	68		15
Net assets, end of period (in millions)	$43.5		$44.4	$45.5	$52.5		$55.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to distributions from return of capital and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2020, the Portfolio had a payment of $440,000 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2020. The Portfolio’s average overdraft advances during the year ended December 31, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $181,403,536 which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $33,090,662, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agency in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$6,510,140	Unrealized depreciation on forward foreign currency exchange contracts	$28,728,232

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$11,854	$(598)	$—	$11,256
Citibank N.A.	732,144	(732,144)	—	—
Deutsche Bank AG	2,280,523	(2,280,523)	—	—
Goldman Sachs Bank USA	36,997	(36,997)	—	—
HSBC Bank plc	553,276	(553,276)	—	—
JPMorgan Chase Bank N.A.	2,787,815	(2,787,815)	—	—
Morgan Stanley Capital Services LLC	38,756	(38,756)	—	—
UBS AG	68,775	(68,775)	—	—

	$6,510,140	$(6,498,884)	$—	$11,256

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$246,227	$—	$—	$246,227
BNP Paribas S.A.	598	(598)	—	—
Citibank N.A.	7,356,333	(732,144)	(6,624,189)	—
Deutsche Bank AG	4,871,083	(2,280,523)	(2,590,560)	—
Goldman Sachs Bank USA	1,644,822	(36,997)	(1,607,825)	—
HSBC Bank plc	11,326,829	(553,276)	(10,302,180)	471,373
JPMorgan Chase Bank N.A.	2,801,312	(2,787,815)	(13,497)	—
Morgan Stanley Capital Services LLC	309,995	(38,756)	—	271,239
UBS AG	171,033	(68,775)	—	102,258

	$28,728,232	$(6,498,884)	$(21,138,251)	$1,091,097

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(18,866,086)	$(18,866,086)
Swap contracts	(58,622,588)	—	(58,622,588)

	$(58,622,588)	$(18,866,086)	$(77,488,674)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(4,713,223)	$(4,713,223)
Swap contracts	17,013,085	—	17,013,085

	$17,013,085	$(4,713,223)	$12,299,862

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,116,167,960
Swap contracts	113,374,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$116,786,230	$116,266,215	$109,795,838	$208,245,656

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $6,098,859.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,152,011,966

Gross unrealized appreciation	27,362,432
Gross unrealized depreciation	(108,499,926)

Net unrealized appreciation (depreciation)	$(81,137,494)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2020	2019	2020	2019	2020	2019	2020	2019
$67,779,560	$91,425,520	$—	$1,974,809	$396,735	$—	$68,176,295	$93,400,329

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(81,063,860)	$(81,873,093)	$(162,936,953)

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2020, the Portfolio had accumulated long-term capital losses of $81,873,093.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Templeton International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Templeton International Bond Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board also considered that the Portfolio underperformed its benchmark, the FTSE World Government Bond Index (WGBI) ex-US Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 22.27%, 22.03%, and 22.10%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 18.40%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index posted positive results over the trailing twelve-month period ended December 31, 2020. U.S. equities ended the first quarter sharply lower after achieving record highs in February, as the coronavirus (“COVID-19”) spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter higher after an extraordinary rally drove U.S. stocks to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (the “Fed”) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. Risk sentiment eased at the end of the quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious economic-outlook comments from the Fed.

In the third quarter, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. The U.S. economy gradually recovered during the quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled that it expects to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth quarter U.S. equities rallied, bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. A sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected U.S. president after a closely contested election, removing a key element of uncertainty for the market. Third quarter earnings results for companies in the S&P 500 Index were significantly better than expected.

Returns varied by market-cap during the period. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap stocks but underperformed small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2020. Strong stock selection within the Communication Services, Information Technology, and Financials sectors contributed the most to relative performance. This was slightly offset by weaker stock selection within the Consumer Discretionary, Utilities and Consumer Staples sectors.

Top contributors to relative performance during the period included an overweight position in Etsy (Consumer Discretionary), an out-of-benchmark position in Snap (Communication Services), and an underweight position in JPMorgan (Financials). The Portfolio’s overweight to Etsy, an e-commerce company focusing on handmade and craft supplies, was the largest contributor to relative performance. Shares rose over the period as the e-commerce platform’s sharp spike in customer acquisitions increased brand awareness and opportunities for customer retention. Shares climbed after strong second-quarter results that beat expectations and indicated growth in gross merchandise sales may be sustainable beyond COVID-19-related demand tailwinds. Additionally, shares rose on news of adoption into the S&P 500 index. The Portfolio’s out of benchmark position in Snap, a social media company, was a top contributor to relative results. Shares trended up over the period and surged in October after the company reported third-quarter results that far exceeded consensus estimates for revenue and user growth. Quarterly revenue rose 52% as many advertisers resumed or increased their marketing budgets during the quarter. The Portfolio continued to hold Snap but exited its position in Etsy during the period. The Portfolio’s positioning in JPMorgan, an investment bank and financial services company, contributed to relative returns. Shares were volatile but ended the period lower as interest rates fell earlier in the year amid concerns about COVID-19 and its impact on the global economy. The Portfolio’s position in JPMorgan has grown throughout the year and is now the largest active position in the Financials sector at period end.

Top detractors from relative returns during the period included an overweight position in Under Armour (Consumer Discretionary), not holding a position in benchmark constituent NVIDIA (Information Technology), and an overweight position in Bank of America (Financials). The Portfolio’s overweight to Under Armour, the U.S.-based athletic apparel retailer, was the top detractor during

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

the period. Shares declined after the company reported fourth quarter 2019 and first quarter 2020 results below expectations and disappointing forward guidance amplified by the COVID-19 pandemic. In addition to lower demand, the company saw pressure on gross margins as they entered a promotional environment to unload excess inventory. The position was eliminated during the period. Not owning a position in NVIDIA, a graphics-chip maker, detracted from relative results. Shares rose over the period following several quarters of strong earnings as the company benefited from much of the world working and learning from home. Booming sales of laptops and game consoles using NVIDIA chips lifted earnings for the company. The position in Bank of America, an investment bank and financial services company, detracted from relative performance during the period. Similar to JPMorgan, shares of Bank of America were weighed down by COVID-19 concerns and its impact on the economy, spurring fears of a global recession and liquidity crisis. Shares later rebounded in November after positive vaccine developments indicated a possible return to normalcy. The Portfolio eliminated the position in Bank of America in favor of JPMorgan during the period.

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance; however the Portfolio’s absolute exposure to the Communication Services sector increased over the period while its exposure to the Energy sector decreased. On an absolute basis, the Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Communication Services sectors.

The Portfolio utilized futures contracts, which performed in line with the manager’s expectations over the period.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	22.27	14.95	13.87
Class B	22.03	14.67	13.59
Class E	22.10	14.78	13.69
S&P 500 Index	18.40	15.21	13.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	5.1
Apple, Inc.	5.0
Microsoft Corp.	4.9
Alphabet, Inc. - Class A	4.1
JPMorgan Chase & Co.	2.4
Facebook, Inc. - Class A	2.3
Procter & Gamble Co. (The)	1.9
Charter Communications, Inc. - Class A	1.7
Global Payments, Inc.	1.5
Tesla, Inc.	1.4

Top Sectors

% of Net Assets
Information Technology	23.2
Health Care	13.9
Communication Services	13.0
Consumer Discretionary	11.7
Financials	11.4
Industrials	9.1
Consumer Staples	6.6
Utilities	3.0
Materials	2.7
Energy	2.3

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.51%	$1,000.00	$1,254.20	$2.89
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class B (a)	Actual	0.76%	$1,000.00	$1,252.40	$4.30
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class E (a)	Actual	0.66%	$1,000.00	$1,253.10	$3.74
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Boeing Co. (The)	62,059	$13,284,350
Curtiss-Wright Corp. (a)	50,320	5,854,732
Lockheed Martin Corp.	55,429	19,676,186
Raytheon Technologies Corp.	240,747	17,215,818

		56,031,086

Air Freight & Logistics—0.6%
FedEx Corp.	61,518	15,971,303

Airlines—0.2%
JetBlue Airways Corp. (b)	265,571	3,861,402

Automobiles—1.4%
Tesla, Inc. (a) (b)	50,534	35,660,328

Banks—2.4%
JPMorgan Chase & Co.	487,586	61,957,553

Beverages—1.0%
Constellation Brands, Inc. - Class A	89,740	19,657,547
Molson Coors Beverage Co. - Class B (a)	117,843	5,325,325
Monster Beverage Corp. (b)	9,400	869,312

		25,852,184

Biotechnology—2.1%
4D Molecular Therapeutics, Inc. (b)	21,800	903,610
Alnylam Pharmaceuticals, Inc. (b)	9,552	1,241,473
Apellis Pharmaceuticals, Inc. (a) (b)	27,159	1,553,495
Arena Pharmaceuticals, Inc. (a) (b)	14,271	1,096,441
Ascendis Pharma A/S (ADR) (b)	6,423	1,071,228
Avidity Biosciences, Inc. (a) (b)	14,318	365,395
BioAtla, Inc. (b)	30,900	1,050,909
Biogen, Inc. (a) (b)	6,775	1,658,927
Black Diamond Therapeutics, Inc. (b)	24,470	784,264
Constellation Pharmaceuticals, Inc. (a) (b)	27,867	802,570
Exact Sciences Corp. (b)	44,598	5,908,789
Five Prime Therapeutics, Inc. (a) (b)	30,126	512,443
Forma Therapeutics Holdings, Inc. (a) (b)	9,750	340,275
Gamida Cell, Ltd. (a) (b)	93,416	783,760
Global Blood Therapeutics, Inc. (a) (b)	18,995	822,673
Incyte Corp. (b)	20,284	1,764,302
Kodiak Sciences, Inc. (a) (b)	10,369	1,523,310
Madrigal Pharmaceuticals, Inc. (a) (b)	6,773	752,954
Mersana Therapeutics, Inc. (b)	49,699	1,322,490
Mirati Therapeutics, Inc. (b)	5,239	1,150,694
Myovant Sciences, Ltd. (a) (b)	304,698	8,415,759
Olema Pharmaceuticals, Inc. (b)	28,741	1,381,867
Oyster Point Pharma, Inc. (a) (b)	24,899	468,599
PTC Therapeutics, Inc. (a) (b)	16,838	1,027,623
Regeneron Pharmaceuticals, Inc. (b)	2,800	1,352,708
Rocket Pharmaceuticals, Inc. (a) (b)	16,568	908,589
Sage Therapeutics, Inc. (a) (b)	14,023	1,213,130
Sarepta Therapeutics, Inc. (a) (b)	5,634	960,541
Seagen, Inc. (a) (b)	7,701	1,348,753
Sigilon Therapeutics, Inc. (b)	28,325	1,360,450

Biotechnology—(Continued)
TCR2 Therapeutics, Inc. (a) (b)	43,475	1,344,682
TG Therapeutics, Inc. (a) (b)	8,200	426,564
Turning Point Therapeutics, Inc. (a) (b)	10,449	1,273,211
Vertex Pharmaceuticals, Inc. (b)	31,203	7,374,517

		54,266,995

Building Products—0.6%
Johnson Controls International plc	91,644	4,269,694
Trane Technologies plc	69,273	10,055,669

		14,325,363

Capital Markets—4.4%
Ares Management Corp. - Class A (a)	335,106	15,766,737
Blackstone Group, Inc. (The) - Class A (a)	180,055	11,669,364
Charles Schwab Corp. (The)	629,714	33,400,031
Hamilton Lane, Inc. - Class A (a)	115,582	9,021,175
LPL Financial Holdings, Inc. (a)	170,885	17,809,635
S&P Global, Inc.	52,409	17,228,411
StepStone Group, Inc. - Class A (a) (b)	216,300	8,608,740

		113,504,093

Chemicals—2.5%
Cabot Corp.	143,758	6,451,859
Celanese Corp.	75,474	9,807,092
FMC Corp.	87,426	10,047,870
Ingevity Corp. (a) (b)	53,539	4,054,509
Linde plc	69,502	18,314,472
Livent Corp. (a) (b)	80,592	1,518,353
PPG Industries, Inc.	95,843	13,822,477

		64,016,632

Construction & Engineering—0.2%
Dycom Industries, Inc. (a) (b)	73,906	5,581,381

Consumer Finance—0.5%
American Express Co.	69,000	8,342,790
OneMain Holdings, Inc. (a)	106,121	5,110,787

		13,453,577

Containers & Packaging—0.2%
Ball Corp.	53,796	5,012,711

Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co. (a) (b)	336,882	1,121,817

Diversified Financial Services—0.6%
Equitable Holdings, Inc.	362,167	9,267,853
Voya Financial, Inc. (a)	118,149	6,948,343

		16,216,196

Electric Utilities—3.0%
Duke Energy Corp.	251,171	22,997,217
Edison International	254,056	15,959,798

BHFTI-5

See accompanying notes to financial statements.

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Exelon Corp.	411,709	$17,382,354
FirstEnergy Corp.	598,414	18,317,452
Southern Co. (The)	48,256	2,964,366

		77,621,187

Electrical Equipment—0.2%
nVent Electric plc	185,417	4,318,362

Energy Equipment & Services—0.2%
Schlumberger NV	223,400	4,876,822

Entertainment—2.1%
Electronic Arts, Inc. (a)	115,831	16,633,331
Netflix, Inc. (b)	60,286	32,598,449
Walt Disney Co. (The) (b)	31,633	5,731,267

		54,963,047

Equity Real Estate Investment Trusts—2.3%
Alexandria Real Estate Equities, Inc.	73,793	13,151,388
American Tower Corp.	49,662	11,147,133
Douglas Emmett, Inc. (a)	218,367	6,371,949
Equinix, Inc.	23,480	16,768,946
Healthpeak Properties, Inc.	247,643	7,486,248
Sun Communities, Inc.	33,525	5,094,124

		60,019,788

Food & Staples Retailing—1.8%
Performance Food Group Co. (b)	459,619	21,882,461
Sysco Corp.	237,796	17,658,731
U.S. Foods Holding Corp. (b)	236,623	7,881,912

		47,423,104

Food Products—1.1%
Lamb Weston Holdings, Inc.	118,706	9,346,910
Mondelez International, Inc. - Class A	310,616	18,161,718

		27,508,628

Health Care Equipment & Supplies—3.3%
Baxter International, Inc.	212,499	17,050,920
Boston Scientific Corp. (b)	555,917	19,985,216
Danaher Corp.	100,618	22,351,283
Edwards Lifesciences Corp. (b)	126,110	11,505,015
Intuitive Surgical, Inc. (b)	17,729	14,504,095

		85,396,529

Health Care Providers & Services—2.8%
Anthem, Inc.	44,977	14,441,665
Centene Corp. (b)	82,380	4,945,271
HCA Healthcare, Inc.	42,892	7,054,018
Humana, Inc. (a)	12,781	5,243,661
Laboratory Corp. of America Holdings (b)	25,090	5,107,070
McKesson Corp.	21,547	3,747,454
Quest Diagnostics, Inc. (a)	36,044	4,295,364
UnitedHealth Group, Inc.	77,907	27,320,427

		72,154,930

Hotels, Restaurants & Leisure—1.8%
Airbnb, Inc. - Class A (b)	18,200	2,671,760
Carnival Corp.	169,169	3,664,200
Chipotle Mexican Grill, Inc. (b)	4,915	6,815,680
Darden Restaurants, Inc.	57,413	6,839,036
Hyatt Hotels Corp. - Class A (a)	188,396	13,988,403
Las Vegas Sands Corp.	230,936	13,763,786

		47,742,865

Household Durables—0.6%
DR Horton, Inc.	107,375	7,400,285
Lennar Corp. - Class A	120,878	9,214,530

		16,614,815

Household Products—1.9%
Procter & Gamble Co. (The)	352,929	49,106,541

Industrial Conglomerates—1.2%
3M Co.	11,678	2,041,198
General Electric Co.	663,066	7,161,113
Honeywell International, Inc.	96,958	20,622,966

		29,825,277

Insurance—3.3%
American International Group, Inc.	301,492	11,414,487
Assurant, Inc.	78,678	10,717,517
Assured Guaranty, Ltd.	235,649	7,420,587
Athene Holding, Ltd. - Class A (b)	191,436	8,258,549
Chubb, Ltd.	102,733	15,812,663
Hartford Financial Services Group, Inc. (The)	128,872	6,312,151
Marsh & McLennan Cos., Inc.	64,699	7,569,783
Progressive Corp. (The)	48,007	4,746,932
Trupanion, Inc. (a) (b)	105,063	12,577,092

		84,829,761

Interactive Media & Services—7.8%
Alphabet, Inc. - Class A (b)	60,341	105,756,050
Facebook, Inc. - Class A (b)	217,504	59,413,393
Match Group, Inc. (a) (b)	81,400	12,306,866
Snap, Inc. - Class A (a) (b)	296,753	14,858,423
Twitter, Inc. (b)	183,521	9,937,662

		202,272,394

Internet & Direct Marketing Retail—5.1%
Amazon.com, Inc. (b)	40,634	132,342,094

IT Services—5.6%
FleetCor Technologies, Inc. (b)	49,408	13,479,985
Genpact, Ltd.	191,188	7,907,536
Global Payments, Inc.	185,986	40,065,104
GoDaddy, Inc. - Class A (b)	144,772	12,008,837
PayPal Holdings, Inc. (b)	97,689	22,878,764
Science Applications International Corp. (a)	62,455	5,910,741
Shopify, Inc. - Class A (b)	9,836	11,133,860
Snowflake, Inc. - Class A (a) (b)	2,739	770,755

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Visa, Inc. - A Shares	106,093	$23,205,722
WEX, Inc. (a) (b)	32,487	6,612,079

		143,973,383

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	118,457	14,035,970
Illumina, Inc. (b)	22,467	8,312,790
PPD, Inc. (b)	164,760	5,638,087
Syneos Health, Inc. (a) (b)	95,219	6,487,271

		34,474,118

Machinery—2.0%
Fortive Corp.	213,118	15,093,017
Ingersoll Rand, Inc. (b)	331,995	15,125,692
Kennametal, Inc. (a)	129,068	4,677,424
Meritor, Inc. (a) (b)	78,292	2,185,130
Rexnord Corp.	164,227	6,485,324
Stanley Black & Decker, Inc.	8,105	1,447,229
Westinghouse Air Brake Technologies Corp. (a)	104,450	7,645,740

		52,659,556

Media—2.7%
Charter Communications, Inc. - Class A (a) (b)	65,139	43,092,705
New York Times Co. (The) - Class A (a)	81,202	4,203,828
Omnicom Group, Inc. (a)	359,040	22,393,325

		69,689,858

Oil, Gas & Consumable Fuels—2.2%
BP plc (ADR)	165,653	3,399,200
Chevron Corp.	88,419	7,466,985
Concho Resources, Inc.	45,790	2,671,846
ConocoPhillips	129,174	5,165,668
Diamondback Energy, Inc.	38,218	1,849,751
EOG Resources, Inc.	116,039	5,786,865
Exxon Mobil Corp.	180,348	7,433,945
Marathon Petroleum Corp.	184,024	7,611,233
Pioneer Natural Resources Co.	20,629	2,349,437
Royal Dutch Shell plc - Class A (ADR) (a)	222,566	7,820,969
Royal Dutch Shell plc - Class B (ADR)	127,199	4,275,158

		55,831,057

Personal Products—0.8%
Estee Lauder Cos., Inc. (The) - Class A	78,501	20,896,181

Pharmaceuticals—4.4%
AstraZeneca plc (ADR) (a)	438,691	21,930,163
Bristol-Myers Squibb Co.	297,203	18,435,502
Eli Lilly and Co.	155,624	26,275,556
Merck & Co., Inc.	105,012	8,589,982
Novartis AG (ADR)	65,833	6,216,610
Pfizer, Inc.	825,747	30,395,747
Reata Pharmaceuticals, Inc. - Class A (a) (b)	6,433	795,248
Royalty Pharma plc - Class A	22,906	1,146,445

		113,785,253

Professional Services—1.4%
Equifax, Inc.	11,715	2,259,121
IHS Markit, Ltd.	264,616	23,770,455
TransUnion	16,681	1,655,089
TriNet Group, Inc. (a) (b)	117,485	9,469,291

		37,153,956

Road & Rail—0.5%
J.B. Hunt Transport Services, Inc.	24,565	3,356,807
Knight-Swift Transportation Holdings, Inc. (a)	69,456	2,904,650
Uber Technologies, Inc. (b)	130,247	6,642,597

		12,904,054

Semiconductors & Semiconductor Equipment—5.2%
Advanced Micro Devices, Inc. (b)	256,208	23,496,836
KLA Corp.	37,255	9,645,692
Lattice Semiconductor Corp. (b)	338,405	15,505,717
Marvell Technology Group, Ltd. (a)	399,337	18,984,481
Micron Technology, Inc. (b)	305,355	22,956,589
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	110,333	12,030,710
Teradyne, Inc.	92,810	11,126,991
Texas Instruments, Inc.	119,038	19,537,707

		133,284,723

Software—7.5%
Adobe, Inc. (b)	22,569	11,287,208
Guidewire Software, Inc. (a) (b)	34,484	4,439,125
Microsoft Corp.	575,440	127,989,365
Q2 Holdings, Inc. (a) (b)	59,944	7,584,714
Salesforce.com, Inc. (b)	94,709	21,075,594
ServiceNow, Inc. (b)	18,385	10,119,656
Splunk, Inc. (a) (b)	22,775	3,869,245
Workday, Inc. - Class A (b)	36,986	8,862,215

		195,227,122

Special Purpose Acquisition Companies—0.1%
Reinvent Technology Partners (a) (b)	183,610	2,249,223
Therapeutics Acquisition Corp. - Class A (a) (b)	102,034	1,423,374

		3,672,597

Specialty Retail—2.2%
Lowe’s Cos., Inc.	129,278	20,750,412
Ross Stores, Inc.	89,473	10,988,179
TJX Cos., Inc. (The)	382,553	26,124,544

		57,863,135

Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	965,955	128,172,569

Textiles, Apparel & Luxury Goods—0.4%
PVH Corp.	69,315	6,507,985
Tapestry, Inc.	129,285	4,018,178

		10,526,163

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.1%
Triton International, Ltd.	79,438	$3,853,537

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc. (b)	69,194	9,330,811

Total Common Stocks (Cost $1,894,289,502)		2,567,146,838

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $25,390,479, collateralized by U.S. Treasury Note at 1.625%, maturing 08/31/22, with a market value of $25,898,290.	25,390,479	25,390,479

Total Short-Term Investments (Cost $25,390,479)		25,390,479

Securities Lending Reinvestments (c)—9.2%

Certificates of Deposit—2.4%
Banco del Estado de Chile 0.250%, 01/04/21	3,000,000	3,000,030
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (d)	5,000,000	5,000,220
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (d)	2,000,000	2,000,150
0.268%, 1M LIBOR + 0.120%, 02/11/21 (d)	2,000,000	2,000,166
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (d)	2,000,000	2,000,140
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	4,000,000	4,001,532
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	2,500,000	2,499,080
0.301%, SOFR + 0.210%, 02/22/21 (d)	2,500,000	2,499,080
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	2,997,359	2,999,670
MUFG Bank Ltd. Zero Coupon, 02/22/21	1,998,695	1,999,380
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (d)	5,000,000	5,001,340
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (d)	2,500,000	2,500,500
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	2,000,238
Skandinaviska Enskilda Banken AB
0.210%, 03/15/21	2,000,000	1,999,876
0.250%, 05/17/21	4,000,000	3,999,696
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	4,000,000	3,999,964
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	6,989,458	6,993,000

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (d)	4,000,000	3,999,180
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (d)	3,000,000	3,000,150

		61,493,392

Commercial Paper—0.4%
Societe Generale 0.280%, 06/07/21	2,995,637	2,996,829
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	8,000,000	8,001,544

		10,998,373

Master Demand Notes—0.2%
Natixis Financial Products LLC 0.330%, OBFR + 0.250%, 01/04/21 (d)	5,000,000	5,000,000

Repurchase Agreements—5.8%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $2,000,818; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,222,652.	2,000,000	2,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $16,478,238; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $16,807,711.	16,478,146	16,478,146
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $7,002,926; collateralized by various Common Stock with an aggregate market value of $7,700,000.	7,000,000	7,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $6,500,087; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $6,630,003.	6,500,000	6,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,700,082; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $3,774,002.	3,700,000	3,700,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $5,700,209; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $6,333,574.	5,700,000	$5,700,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $3,300,037; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $3,367,356.	3,300,000	3,300,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $40,500,946; collateralized by various Common Stock with an aggregate market value of $45,000,526.	40,500,000	40,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $25,000,555; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $27,734,910.	25,000,000	25,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $32,284; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $35,814.	32,282	32,282
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,000,101; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $2,218,444.	2,000,000	2,000,000
Royal Bank of Canada Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,333,367.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $24,000,480; collateralized by various Common Stock with an aggregate market value of $26,671,195.	24,000,000	24,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $6,400,270; collateralized by various Common Stock with an aggregate market value of $7,112,319.	6,400,000	6,400,000

		149,610,428

Mutual Funds — 0.4%
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (e)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	5,000,000	5,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $237,098,186)		237,102,193

Total Investments—109.4% (Cost $2,156,778,167)		2,829,639,510
Other assets and liabilities (net)—(9.4)%		(242,586,240)

Net Assets — 100.0%		$2,587,053,270

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $233,243,838 and the collateral received consisted of cash in the amount of $237,091,577 and non-cash collateral with a value of $1,095,509. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/19/21	57	USD	10,684,080	$138,276

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,567,146,838	$—	$—	$2,567,146,838
Total Short-Term Investment*	—	25,390,479	—	25,390,479
Securities Lending Reinvestments
Certificates of Deposit	—	61,493,392	—	61,493,392
Commercial Paper	—	10,998,373	—	10,998,373
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	149,610,428	—	149,610,428
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	227,102,193	—	237,102,193
Total Investments	$2,577,146,838	$252,492,672	$—	$2,829,639,510

Collateral for Securities Loaned (Liability)	$—	$(237,091,577)	$—	$(237,091,577)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$138,276	$—	$—	$138,276

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities December 31, 2020
Assets
Investments at value (a) (b)	$2,829,639,510
Cash collateral for futures contracts	759,800
Receivable for:
Investments sold	5,764,726
Fund shares sold	70,927
Dividends	1,475,861
Prepaid expenses	7,189

Total Assets	2,837,718,013
Liabilities
Collateral for securities loaned	237,091,577
Payables for:
Investments purchased	11,583,692
Fund shares redeemed	596,409
Accrued Expenses:
Management fees	1,046,225
Distribution and service fees	34,400
Deferred trustees’ fees	173,763
Other expenses	138,677

Total Liabilities	250,664,743

Net Assets	$2,587,053,270

Net Assets Consist of:
Paid in surplus	$1,635,724,737
Distributable earnings (Accumulated losses)	951,328,533

Net Assets	$2,587,053,270

Net Assets
Class A	$2,390,256,689
Class B	116,010,476
Class E	80,786,105
Capital Shares Outstanding*
Class A	139,593,403
Class B	6,961,251
Class E	4,770,409
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.12
Class B	16.67
Class E	16.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,156,778,167.
(b)	Includes securities loaned at value of $233,243,838.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$33,290,108
Interest	7,734
Securities lending income	1,209,035

Total investment income	34,506,877
Expenses
Management fees	12,815,743
Administration fees	91,644
Custodian and accounting fees	131,503
Distribution and service fees—Class B	261,767
Distribution and service fees—Class E	106,426
Audit and tax services	44,887
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	145,714
Insurance	16,294
Miscellaneous	20,667

Total expenses	13,734,613
Less management fee waiver	(1,695,192)
Less broker commission recapture	(23,262)

Net expenses	12,016,159

Net Investment Income	22,490,718

Net Realized and Unrealized Gain
Net realized gain on:
Investments	261,063,464
Futures contracts	310,569
Foreign currency transactions	757

Net realized gain	261,374,790

Net change in unrealized appreciation (depreciation) on:
Investments	198,144,111
Futures contracts	138,276
Foreign currency transactions	(581)

Net change in unrealized appreciation	198,281,806

Net realized and unrealized gain	459,656,596

Net Increase in Net Assets From Operations	$482,147,314

(a)	Net of foreign withholding taxes of $102,669.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,490,718	$25,766,097
Net realized gain	261,374,790	148,339,179
Net change in unrealized appreciation	198,281,806	453,878,889

Increase in net assets from operations	482,147,314	627,984,165

From Distributions to Shareholders
Class A	(160,416,251)	(267,197,122)
Class B	(8,014,611)	(13,832,552)
Class E	(5,290,910)	(9,193,173)

Total distributions	(173,721,772)	(290,222,847)

Decrease in net assets from capital share transactions	(106,368,207)	(14,462,387)

Total increase in net assets	202,057,335	323,298,931

Net Assets
Beginning of period	2,384,995,935	2,061,697,004

End of period	$2,587,053,270	$2,384,995,935

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	742,897	$10,046,530	430,331	$6,101,486
Reinvestments	11,900,315	160,416,251	19,763,101	267,197,122
Redemptions	(17,537,227)	(262,366,481)	(19,462,128)	(283,589,945)

Net increase (decrease)	(4,894,015)	$(91,903,700)	731,304	$(10,291,337)

Class B
Sales	676,766	$9,248,192	282,088	$4,003,965
Reinvestments	609,940	8,014,611	1,047,920	13,832,552
Redemptions	(1,904,878)	(27,456,245)	(1,568,098)	(22,260,985)

Net decrease	(618,172)	$(10,193,442)	(238,090)	$(4,424,468)

Class E
Sales	147,045	$1,978,790	106,143	$1,525,601
Reinvestments	396,620	5,290,910	686,570	9,193,173
Redemptions	(801,161)	(11,540,765)	(732,312)	(10,465,356)

Net increase (decrease)	(257,496)	$(4,271,065)	60,401	$253,418

Decrease derived from capital shares transactions		$(106,368,207)		$(14,462,387)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.21	$13.19	$16.02	$13.77	$13.96

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.17	0.17	0.16	0.17
Net realized and unrealized gain (loss)	2.92	3.82	(0.93)	2.82	0.91

Total income (loss) from investment operations	3.07	3.99	(0.76)	2.98	1.08

Less Distributions
Distributions from net investment income	(0.17)	(0.18)	(0.17)	(0.17)	(0.34)
Distributions from net realized capital gains	(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(1.16)	(1.97)	(2.07)	(0.73)	(1.27)

Net Asset Value, End of Period	$17.12	$15.21	$13.19	$16.02	$13.77

Total Return (%) (b)	22.27	32.07	(6.15)	22.08	8.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.00	1.14	1.12	1.08	1.23
Portfolio turnover rate (%)	76	55	64	63	62
Net assets, end of period (in millions)	$2,390.3	$2,197.0	$1,896.0	$2,293.5	$2,151.9

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.83	$12.90	$15.71	$13.51	$13.72

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.13	0.13	0.12	0.13
Net realized and unrealized gain (loss)	2.86	3.73	(0.91)	2.77	0.90

Total income (loss) from investment operations	2.97	3.86	(0.78)	2.89	1.03

Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.13)	(0.13)	(0.31)
Distributions from net realized capital gains	(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(1.13)	(1.93)	(2.03)	(0.69)	(1.24)

Net Asset Value, End of Period	$16.67	$14.83	$12.90	$15.71	$13.51

Total Return (%) (b)	22.03	31.70	(6.40)	21.84	8.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.83	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.75	0.89	0.87	0.83	0.97
Portfolio turnover rate (%)	76	55	64	63	62
Net assets, end of period (in millions)	$116.0	$112.4	$100.8	$129.7	$123.0
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.05	$13.07	$15.89	$13.66	$13.86

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.15	0.14	0.14
Net realized and unrealized gain (loss)	2.90	3.79	(0.92)	2.80	0.91

Total income (loss) from investment operations	3.02	3.93	(0.77)	2.94	1.05

Less Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.15)	(0.15)	(0.32)
Distributions from net realized capital gains	(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(1.14)	(1.95)	(2.05)	(0.71)	(1.25)

Net Asset Value, End of Period	$16.93	$15.05	$13.07	$15.89	$13.66

Total Return (%) (b)	22.10	31.83	(6.29)	21.93	8.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.66	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	0.85	0.99	0.97	0.93	1.07
Portfolio turnover rate (%)	76	55	64	63	62
Net assets, end of period (in millions)	$80.8	$75.7	$64.9	$78.6	$73.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2020 through 2016. (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $25,390,479. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $149,610,428. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$138,276

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$310,569

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$138,276

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$10,684,080

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,728,020,841	$0	$1,999,461,888

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $2,920,744 in purchases and $21,290,219 in sales of investments, which are included above, and resulted in net realized gains of $2,258,152.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$12,815,743	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $969,224 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $725,968 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,168,359,402

Gross unrealized appreciation	696,704,396
Gross unrealized depreciation	(35,424,287)

Net unrealized appreciation (depreciation)	$661,280,109

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$45,879,342	$43,091,036	$127,842,430	$247,131,811	$173,721,772	$290,222,847

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$62,047,759	$228,174,430	$661,280,108	$—	$951,502,297

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Wellington Large Cap Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Large Cap Research as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes for the one-, three- and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-year and five-year periods ended June 30, 2020 and underperformed the median of the same Performance Universe for the three-year period ended June 30, 2020. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Portfolio also outperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-year and three-year periods ended October 31, 2020, but underperformed its benchmark for the five-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 4.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITION

Financial markets both entered and ended the year at or near all-time highs, with 2020 performance defined by the outbreak of COVID-19. Initially, and through mid-February, markets enjoyed solid performance, supported by a favorable earnings outlook, improving survey data, and expectations that emerging disruptions due to COVID-19 would be transitory and localized. However, as the spread of the virus intensified, asset prices grew increasingly volatile, leading to the largest equity sell-off since the Global Financial Crisis and driving global sovereign yields to record lows.

Global policymakers reacted forcefully, with sweeping monetary and fiscal measures intended to support the global economy, particularly focusing on the most heavily impacted sectors. Through the middle of the year, COVID-19 case growth largely trended lower in most developed economies, facilitating an attempt towards normalization. Macro data and the outlook improved gradually, driven by resilience in manufacturing and housing even as the services PMI (Purchasing Manager Index) remained relatively sluggish. However, as winter approached, caseloads again ticked higher but announcements on the availability of multiple vaccines boosted sentiment. Emerging markets also performed well through notable tailwinds such as higher trade activity, hopes of a vaccine and recent weakness in the U.S. dollar. Chinese authorities provided broad level of fiscal support with a particular focus on boosting domestic consumption, seeking to renew hopes of a cyclical recovery.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility control mechanism was triggered at the beginning of March and remained active reducing the Portfolio’s equity exposure and risk until the Portfolio was fully re-risked towards the end of July. Following this event, the volatility control mechanism was triggered again during the fourth quarter on November 6th, causing the Portfolio to slightly de-risk (reduce equity) until the end of the month. These volatility control trades detracted 755 basis points from performance over the year, with most of the negative impact coming during the second quarter which saw a large equity rally while the Portfolio remained de-risked.

The Portfolio underperformed the benchmark over the 12-month period. Most of the underperformance was driven by the Portfolio’s volatility control mechanism. The Portfolio’s lower exposure to emerging market equities and its higher exposure to commodities relative to the benchmark also detracted. Meanwhile, our tactical underweight to the U.S. dollar vs a basket of developed market currencies and our overweight global equity positioning during the second half of the year added to returns.

The Portfolio entered the year with an overweight to U.S. equities and an underweight to U.S. duration, albeit at low active risk levels. In early February, as our conviction in the macro outlook improved, we increased our procyclical positioning by adding to our overweight equities and underweight duration positions. We believed that steady consumption and stronger than appreciated inflationary dynamics in the U.S. and Europe were likely to intersect with an increase in manufacturing activity. However, as the COVID-19 outbreak spread beyond China, our procyclical positioning broadly detracted. In particular, our underweight to U.S. duration (held through late March) detracted from returns as the U.S. Federal Reserve (the “Fed”) and other global central banks cut rates and took a series of measures to minimize the economic shock caused by the virus.

Subsequently, in April and May many countries started to see daily infection rates fall and began to gradually reopen their economies. Central banks continued to provide support and many governments introduced fiscal stimulus measures, restoring positive sentiment and leading to a rebound in equity markets. These positive developments on both the market and virus fronts, led us to make several changes to Portfolio positioning over the second half of the year, including the introduction of several new themes which added to performance.

Firstly, we introduced our Fed Dominance theme, which we expressed with an underweight to the U.S. dollar relative to the Australian dollar, Canadian dollar, Japanese yen, and euro. This theme was underpinned by our insight that the Fed would expand its balance sheet at a much faster pace than other developed economy central banks over the course of the year. This view broadly played out and the theme added to performance over the period.

Our overweight to the euro vs. the U.S. dollar held as part of our European Fiscal Emergence theme also added to returns. This theme was based on the view that after a slow initial response to the virus, European fiscal authorities were becoming more active in combating prolonged low inflation and a large output gap.

Additionally, our overweight to Spanish and Italian equities held as part of our European Central Bank (the “ECB”) Targeted Easing theme contributed to performance. This theme was based on the view that the ECB had refined its monetary stimulus packages to provide more support in impactful areas. In particular, we viewed the central bank focusing its easing measures on loosening peripheral financial conditions rather than reducing core sovereign yields which in our view was going to be supportive of peripheral risk assets.

Lastly, our overweights to U.S., emerging markets, and Japanese equities held as part of our Global Reflation theme contributed to performance. We re-introduced this theme in October given the

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

noticeable improvement in global growth and inflation data. In our view, this positive macro backdrop and the potential for additional fiscal stimulus was going to fare well for risk assets. This view also played out leading us to take profits and reduce some of our equity positioning towards the end of the year.

The Portfolio ended the period with an overweight to European and Japanese equities and a neutral position in global duration. We also held an overweight to the euro vs. the U.S. dollar and an underweight to the U.S. dollar vs. a basket of foreign currencies.

During the period, the Portfolio held derivatives, which had a slightly negative impact on performance. Equity futures used as part of the volatility control mechanism (for example, selling S&P 500 Index futures) drove most of the negative derivatives performance over the period. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total Portfolio net asset value in order to help dampen volatility. This position added to performance as yields fell. Over the period, the 10-year U.S. Treasury yield fell from 1.92% to 0.91%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the year, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. In terms of fixed income, the Portfolio used U.S. Treasury futures to help adjust Portfolio duration according to our views. All derivatives performed as expected during the period.

Philip Green

Michael Pensky

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
BlackRock Global Tactical Strategies Portfolio
Class B	4.31	6.68	5.64
Dow Jones Moderate Index	12.24	9.36	7.21

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	20.9
Vanguard Total Bond Market ETF	17.9
iShares Core U.S. Aggregate Bond ETF	17.7
iShares Core S&P 500 ETF	10.7
Technology Select Sector SPDR Fund	4.2
Health Care Select Sector SPDR Fund	2.0
iShares U.S. Real Estate ETF	2.0
Consumer Discretionary Select Sector SPDR Fund	1.9
Communication Services Select Sector SPDR Fund	1.6
Financial Select Sector SPDR Fund	1.6

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	35.4
International Developed Market Equities	31.1
U.S. Large Cap Equities	28.6
Real Estate Equities	2.6
U.S. Small Cap Equities	2.1
Commodities	0.2

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a) (b)	Actual	0.88%	$1,000.00	$1,128.50	$4.71
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Mutual Funds—84.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—84.3%
Communication Services Select Sector SPDR Fund (a)	1,479,099	$99,809,601
Consumer Discretionary Select Sector SPDR Fund (a)	734,859	118,150,630
Consumer Staples Select Sector SPDR Fund (a)	893,760	60,284,112
Energy Select Sector SPDR Fund	557,208	21,118,183
Financial Select Sector SPDR Fund (a)	3,282,029	96,754,215
Health Care Select Sector SPDR Fund (a)	1,099,398	124,715,709
Industrial Select Sector SPDR Fund (a)	878,119	77,757,438
iShares Core MSCI EAFE ETF (a) (b)	18,612,015	1,285,904,116
iShares Core S&P 500 ETF (a) (b)	1,748,679	656,436,610
iShares Core U.S. Aggregate Bond ETF (a) (b)	9,220,771	1,089,802,925
iShares U.S. Real Estate ETF (a) (b)	1,455,734	124,683,617
Materials Select Sector SPDR Fund (a)	336,496	24,358,945
Real Estate Select Sector SPDR Fund (a)	614,393	22,462,208
Technology Select Sector SPDR Fund (a)	1,965,151	255,508,933
Utilities Select Sector SPDR Fund (a)	408,032	25,583,606
Vanguard Total Bond Market ETF (a)	12,450,941	1,098,048,487

Total Mutual Funds (Cost $4,395,043,228)		5,181,379,335

Short-Term Investments—10.7%

Mutual Funds—4.3%
SSGA USD Liquidity Fund, D Shares, 0.000% (c)	263,600,269	263,600,269

Repurchase Agreement—6.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $393,785,096, collateralized by U.S. Treasury Note at 0.125%, maturity dates ranging from 04/15/21-12/31/22, and an aggregate market value of $401,660,983.	393,785,096	393,785,096

Total Short-Term Investments (Cost $657,385,365)		657,385,365

Securities Lending Reinvestments (d)—22.3%

Certificates of Deposit—5.7%
Banco del Estado de Chile
0.250%, 01/04/21	20,000,000	20,000,200
0.250%, 01/12/21	10,000,000	10,000,220
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (e)	7,000,000	7,000,308
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (e)	5,000,000	5,000,375
0.268%, 1M LIBOR + 0.120%, 02/11/21 (e)	5,000,000	5,000,415
Canadian Imperial Bank of Commerce 0.250%, FEDEFF PRV + 0.160%, 02/26/21 (e)	39,000,000	39,004,953
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (e)	5,000,000	5,000,350
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (e)	25,000,000	25,003,025

Certificates of Deposit—(Continued)
Credit Industriel et Commercial
0.250%, 06/11/21	21,000,000	20,997,165
0.260%, FEDEFF PRV + 0.170%, 02/12/21 (e)	25,000,000	25,001,050
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (e)	15,000,000	14,994,480
0.301%, SOFR + 0.210%, 02/22/21 (e)	15,000,000	14,994,480
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	14,986,795	14,998,350
Mizuho Bank, Ltd. 0.250%, 03/22/21	27,000,000	27,000,594
Royal Bank of Canada New York
0.270%, FEDEFF PRV + 0.180%, 02/12/21 (e)	4,000,000	4,000,476
0.274%, 3M LIBOR + 0.040%, 10/05/21 (e)	8,000,000	7,998,960
0.318%, 3M LIBOR + 0.090%, 12/02/21 (e)	4,000,000	4,000,476
Societe Generale 0.230%, 04/05/21	20,000,000	19,998,420
Sumitomo Mitsui Banking Corp. 0.270%, 05/04/21	10,000,000	10,000,000
Sumitomo Mitsui Trust Bank, Ltd. 0.260%, SOFR + 0.170%, 03/22/21 (e)	15,000,000	15,000,540
Sumitomo Mitsui Trust UK, Ltd. Zero Coupon, 01/15/21	22,984,996	22,998,390
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (e)	19,000,000	19,000,950
0.300%, 3M LIBOR + 0.070%, 10/08/21 (e)	13,500,000	13,500,271

		350,494,448

Commercial Paper—0.9%
Antalis S.A. 0.210%, 01/04/21	19,489,763	19,499,629
Versailles Commercial Paper LLC
0.230%, 03/01/21	19,981,217	19,990,560
0.230%, 03/24/21	15,982,929	15,989,168

		55,479,357

Master Demand Notes—0.1%
Natixis Financial Products LLC
0.310%, OBFR + 0.230%, 01/04/21 (e)	4,000,000	4,000,000
0.330%, OBFR + 0.250%, 01/04/21 (e)	3,000,000	3,000,000

		7,000,000

Repurchase Agreements—13.0%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $30,750,854; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $34,149,372.	30,750,000	30,750,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $63,025,760; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $70,013,540.	63,000,000	63,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $87,174,256; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $88,917,255.	87,173,772	$87,173,772
BMO Capital Markets Repurchase Agreement dated 12/31/20 at 0.280%, due on 01/04/21 with a maturity value of $16,000,498; collateralized by various Common Stock with an aggregate market value of $17,600,548.	16,000,000	16,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $30,010,500; collateralized by various Common Stock with an aggregate market value of $33,000,003.	30,000,000	30,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $40,016,722; collateralized by various Common Stock with an aggregate market value of $44,000,001.	40,000,000	40,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $20,000,267; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $20,400,009.	20,000,000	20,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $40,787,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $41,601,840.	40,786,098	40,786,098
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $29,901,096; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $33,223,487.	29,900,000	29,900,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $100,000,556; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 4.500%, maturity dates ranging from 05/20/30 - 12/20/50, and an aggregate market value of $102,000,000.	100,000,000	100,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $20,000,222; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $20,408,221.	20,000,000	20,000,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $66,251,546; collateralized by various Common Stock with an aggregate market value of $73,611,970.	66,250,000	66,250,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $84,301,873; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $93,522,117.	84,300,000	84,300,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $49,652,365; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $55,081,532.	49,650,000	49,650,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $23,265,061; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $25,804,819.	23,263,885	23,263,885
Royal Bank of Canada Repurchase Agreement dated 12/31/20 at 0.530%, due on 03/08/21 with a maturity value of $20,019,728; collateralized by various Common Stock with an aggregate market value of $22,222,550.	20,000,000	20,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $25,000,500; collateralized by various Common Stock with an aggregate market value of $27,782,495.	25,000,000	25,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $13,175,293; collateralized by various Common Stock with an aggregate market value of $14,641,375.	13,175,000	13,175,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $40,001,689; collateralized by various Common Stock with an aggregate market value of $44,451,992.	40,000,000	40,000,000

		799,248,755

Time Deposits—1.3%
ABN AMRO Bank NV 0.080%, 01/04/21	25,000,000	25,000,000
National Bank of Canada 0.150%, OBFR + 0.070%, 01/07/21 (e)	36,750,000	36,750,000
Royal Bank of Canada 0.150%, 01/04/21	20,000,000	20,000,000

		81,750,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—1.3%
Fidelity Government Portfolio, Institutional Class 0.010% (c)	40,000,000	$40,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (c)	40,000,000	40,000,000

		80,000,000

Total Securities Lending Reinvestments (Cost $1,373,979,494)		1,373,972,560

Total Investments—117.3% (Cost $6,426,408,087)		7,212,737,260
Other assets and liabilities (net)—(17.3)%		(1,061,194,489)

Net Assets—100.0%		$6,151,542,771

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $1,414,097,401 and the collateral received consisted of cash in the amount of $1,373,924,453 and non-cash collateral with a value of $78,707,883. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	86,794,100	GSI	03/17/21	USD	64,607,011	$2,346,824
CAD	79,539,559	JPMC	03/17/21	USD	62,109,711	389,774
EUR	215,053,446	UBSA	03/17/21	USD	262,136,172	1,011,007
JPY	6,220,782,159	JPMC	03/17/21	USD	59,965,623	330,923

Contracts to Deliver
EUR	16,587,310	GSI	03/17/21	USD	20,160,775	(136,058)
EUR	45,841,451	UBSA	03/17/21	USD	55,877,749	(215,509)
JPY	2,985,091,238	GSI	03/17/21	USD	28,727,910	(205,862)

Net Unrealized Appreciation						$3,521,099

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/21	1,730	AUD	254,708,038	$396,509
Canada Government Bond 10 Year Futures	03/22/21	1,631	CAD	243,182,100	255,208
Euro STOXX 50 Index Futures	03/19/21	548	EUR	19,454,000	324,010
Euro-Bund Futures	03/08/21	791	EUR	140,513,240	714,356
FTSE MIB Index Futures	03/19/21	654	EUR	72,361,830	1,229,584
IBEX 35 Index Futures	01/15/21	831	EUR	67,067,517	(810,308)
MSCI EAFE Index Mini Futures	03/19/21	2,307	USD	245,787,780	4,987,111
Russell 2000 Index E-Mini Futures	03/19/21	1,186	USD	117,105,640	3,252,005
S&P 500 Index E-Mini Futures	03/19/21	237	USD	44,423,280	1,040,836
TOPIX Index Futures	03/11/21	585	JPY	10,556,325,000	1,893,858

Futures Contracts—Short
FTSE 100 Index Futures	03/19/21	(226)	GBP	(14,509,200)	279,658
U.S. Treasury Note 10 Year Futures	03/22/21	(5,191)	USD	(716,763,547)	(704,663)

Net Unrealized Appreciation					$12,858,164

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Pay	3M UST	Quarterly	02/26/21	JPMC	S&P GSCI Commodity Index	USD	122,506,288	$6,490,026	$—	$6,490,026
Pay	3M UST	Quarterly	02/26/21	JPMC	S&P GSCI Commodity Index	USD	65,712,185	3,481,240	—	3,481,240
Pay	3M UST	Quarterly	02/26/21	JPMC	S&P GSCI Commodity Index	USD	39,427,311	2,088,744	—	2,088,744
Pay	3M UST	Quarterly	10/21/21	JPMC	S&P GSCI Commodity Index	USD	9,822,902	1,168,968	—	1,168,968

Totals								$13,228,978	$—	$13,228,978

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	0.696%	Semi-Annually	08/16/30	USD	50,000,000	$(960,860)	$(39,834)	$(921,026)
Pay	3M LIBOR	Quarterly	0.752%	Semi-Annually	06/05/30	USD	55,000,000	(669,930)	(142,653)	(527,277)
Pay	3M LIBOR	Quarterly	0.765%	Semi-Annually	10/16/30	USD	240,000,000	(3,387,408)	(42,026)	(3,345,382)
Pay	3M LIBOR	Quarterly	0.768%	Semi-Annually	10/19/30	USD	470,000,000	(6,574,355)	(63,443)	(6,510,912)
Pay	3M LIBOR	Quarterly	0.770%	Semi-Annually	10/20/30	USD	568,000,000	(7,809,671)	(68,385)	(7,741,286)
Pay	3M LIBOR	Quarterly	0.778%	Semi-Annually	10/08/30	USD	50,000,000	(636,119)	(14,943)	(621,176)
Pay	3M LIBOR	Quarterly	0.848%	Semi-Annually	11/10/30	USD	50,000,000	(337,161)	804	(337,965)
Pay	3M LIBOR	Quarterly	0.900%	Semi-Annually	12/16/30	USD	296,000,000	(704,350)	4,808	(709,158)
Pay	3M LIBOR	Quarterly	0.941%	Semi-Annually	12/09/30	USD	40,000,000	66,714	649	66,065
Pay	3M LIBOR	Quarterly	0.989%	Semi-Annually	11/13/30	USD	50,000,000	342,097	805	341,292
Pay	3M SOFR	Quarterly	0.049%	Semi-Annually	10/21/22	USD	711,031	(244)	—	(244)
Pay	3M SOFR	Quarterly	0.173%	Semi-Annually	10/21/25	USD	976,782	(2,411)	—	(2,411)
Pay	3M SOFR	Quarterly	0.534%	Semi-Annually	10/21/30	USD	511,963	(7,703)	—	(7,703)
Receive	12M FED	Quarterly	0.051%	Semi-Annually	10/21/22	USD	711,031	413	—	413
Receive	12M FED	Quarterly	0.184%	Semi-Annually	10/21/25	USD	976,782	2,946	—	2,946
Receive	12M FED	Quarterly	0.562%	Semi-Annually	10/21/30	USD	511,963	8,225	—	8,225

Totals								$(20,669,817)	$(364,218)	$(20,305,599)

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(FED)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,181,379,335	$—	$—	$5,181,379,335
Short-Term Investments
Mutual Funds	263,600,269	—	—	263,600,269
Repurchase Agreement	—	393,785,096	—	393,785,096
Total Short-Term Investments	263,600,269	393,785,096	—	657,385,365
Securities Lending Reinvestments
Certificates of Deposit	—	350,494,448	—	350,494,448
Commercial Paper	—	55,479,357	—	55,479,357
Master Demand Notes	—	7,000,000	—	7,000,000
Repurchase Agreements	—	799,248,755	—	799,248,755
Time Deposits	—	81,750,000	—	81,750,000
Mutual Funds	80,000,000	—	—	80,000,000
Total Securities Lending Reinvestments	80,000,000	1,293,972,560	—	1,373,972,560
Total Investments	$5,524,979,604	$1,687,757,656	$—	$7,212,737,260

Collateral for Securities Loaned (Liability)	$—	$(1,373,924,453)	$—	$(1,373,924,453)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,078,528	$—	$4,078,528
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(557,429)	—	(557,429)
Total Forward Contracts	$—	$3,521,099	$—	$3,521,099
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,373,135	$—	$—	$14,373,135
Futures Contracts (Unrealized Depreciation)	(1,514,971)	—	—	(1,514,971)
Total Futures Contracts	$12,858,164	$—	$—	$12,858,164
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$418,941	$—	$418,941
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(20,724,540)	—	(20,724,540)
Total Centrally Cleared Swap Contracts	$—	$(20,305,599)	$—	$(20,305,599)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$13,228,978	$—	$13,228,978

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$4,055,909,992
Affiliated investments at value (c) (d)	3,156,827,268
Cash	1,130,767
Cash denominated in foreign currencies (e)	145,912,092
Cash collateral (f)	182,680,501
OTC swap contracts at market value	13,228,978
Unrealized appreciation on forward foreign currency exchange contracts	4,078,528
Receivable for:
Investments sold	30,015,059
Fund shares sold	25,087
Interest	774
Variation margin on centrally cleared swap contracts	2,487,082
Prepaid expenses	18,342

Total Assets	7,592,314,470
Liabilities
Cash collateral for OTC swap contracts	12,820,000
Unrealized depreciation on forward foreign currency exchange contracts	557,429
Collateral for securities loaned	1,373,924,453
Payables for:
Investments purchased	43,666,658
Fund shares redeemed	2,379,552
Variation margin on futures contracts	2,431,092
Interest on OTC swap contracts	32,229
Accrued Expenses:
Management fees	3,174,645
Distribution and service fees	1,294,943
Deferred trustees’ fees	159,087
Other expenses	331,611

Total Liabilities	1,440,771,699

Net Assets	$6,151,542,771

Net Assets Consist of:
Paid in surplus	$5,308,226,891
Distributable earnings (Accumulated losses)	843,315,880

Net Assets	$6,151,542,771

Net Assets
Class B	$6,151,542,771
Capital Shares Outstanding*
Class B	593,667,436
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,697,466,074.
(b)	Includes securities loaned at value of $683,476,016.
(c)	Identified cost of affiliated investments was $2,728,942,013.
(d)	Includes securities loaned at value of $730,621,385.
(e)	Identified cost of cash denominated in foreign currencies was $145,418,353.
(f)	Includes collateral of $86,609,501 for futures contracts and $96,071,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Underlying ETFs	$43,908,407
Dividends from affiliated investments	58,085,119
Interest	579,524
Securities lending income	4,428,049

Total investment income	107,001,099
Expenses
Management fees	39,655,413
Administration fees	262,894
Custodian and accounting fees	309,780
Distribution and service fees—Class B	15,021,313
Audit and tax services	60,320
Legal	53,792
Trustees’ fees and expenses	54,229
Shareholder reporting	138,876
Insurance	46,296
Miscellaneous	43,688

Total expenses	55,646,601
Less management fee waiver	(2,823,266)

Net expenses	52,823,335

Net Investment Income	54,177,764

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	214,231,919
Affiliated investments	(137,126,351)
Futures contracts	(227,434,596)
Swap contracts	118,367,510
Foreign currency transactions	10,041,490
Forward foreign currency transactions	24,031,456

Net realized gain	2,111,428

Net change in unrealized appreciation (depreciation) on:
Investments	(47,563,014)
Affiliated investments	203,714,618
Futures contracts	(1,850,165)
Swap contracts	17,822,527
Foreign currency transactions	484,244
Forward foreign currency transactions	(652,756)

Net change in unrealized appreciation	171,955,454

Net realized and unrealized gain	174,066,882

Net Increase in Net Assets From Operations	$228,244,646

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,177,764	$112,491,999
Net realized gain	2,111,428	468,307,799
Net change in unrealized appreciation	171,955,454	641,244,842

Increase in net assets from operations	228,244,646	1,222,044,640

From Distributions to Shareholders
Class B	(612,507,801)	(12,843,944)

Total distributions	(612,507,801)	(12,843,944)

Decrease in net assets from capital share transactions	(111,193,750)	(818,281,170)

Total increase (decrease) in net assets	(495,456,905)	390,919,526

Net Assets
Beginning of period	6,646,999,676	6,256,080,150

End of period	$6,151,542,771	$6,646,999,676

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	1,376,430	$13,685,824	609,101	$6,257,180
Reinvestments	67,013,983	612,507,801	1,251,846	12,843,944
Redemptions	(73,721,618)	(737,387,375)	(81,073,531)	(837,382,294)

Net decrease	(5,331,205)	$(111,193,750)	(79,212,584)	$(818,281,170)

Decrease derived from capital shares transactions		$(111,193,750)		$(818,281,170)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.10	$9.22	$10.84	$9.75	$10.33

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.18	0.11	0.05	0.06
Net realized and unrealized gain (loss)	0.25	1.72	(0.82)	1.24	0.37

Total income (loss) from investment operations	0.34	1.90	(0.71)	1.29	0.43

Less Distributions
Distributions from net investment income	(0.17)	(0.02)	(0.15)	(0.07)	(0.15)
Distributions from net realized capital gains	(0.91)	0.00	(0.76)	(0.13)	(0.86)

Total distributions	(1.08)	(0.02)	(0.91)	(0.20)	(1.01)

Net Asset Value, End of Period	$10.36	$11.10	$9.22	$10.84	$9.75

Total Return (%) (b)	4.31	20.63	(7.18)	13.31	4.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.93	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (c)(d)	0.88	0.88	0.87	0.89	0.89
Ratio of net investment income to average net assets (%)	0.90	1.71	1.08	0.47	0.61
Portfolio turnover rate (%)	42	36	40	1	2
Net assets, end of period (in millions)	$6,151.5	$6,647.0	$6,256.1	$7,533.5	$7,327.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $264,771,047 in the Subsidiary, representing 3.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon an interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $393,785,096. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $799,248,755. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

equity futures, treasury and other interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$418,941	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$20,724,540
	Unrealized appreciation on futures contracts (b) (c)	1,366,073	Unrealized depreciation on futures contracts (b) (c)	704,663
Equity	Unrealized appreciation on futures contracts (b) (c)	13,007,062	Unrealized depreciation on futures contracts (b) (c)	810,308
Commodity	OTC swap contracts at market value (d)	13,228,978
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,078,528	Unrealized depreciation on forward foreign currency exchange contracts	557,429

Total		$32,099,582		$22,796,940

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $32,229.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$2,346,824	$(341,920)	$—	$2,004,904
JPMorgan Chase Bank N.A.	13,949,675	—	(12,820,000)	1,129,675
UBS AG	1,011,007	(215,509)	—	795,498

	$17,307,506	$(557,429)	$(12,820,000)	$3,930,077

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$341,920	$(341,920)	$—	$—
UBS AG	215,509	(215,509)	—	—

	$557,429	$(557,429)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$24,031,456	$24,031,456
Futures contracts	(42,468,540)	(184,966,056)	—	—	(227,434,596)
Swap contracts	168,249,316	—	(49,881,806)	—	118,367,510

	$125,780,776	$(184,966,056)	$(49,881,806)	$24,031,456	$(85,035,630)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(652,756)	$(652,756)
Futures contracts	(3,846,555)	1,996,390	—	—	(1,850,165)
Swap contracts	14,384,013	—	3,438,514	—	17,822,527

	$10,537,458	$1,996,390	$3,438,514	$(652,756)	$15,319,606

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$554,166,620
Futures contracts long	761,159,305
Futures contracts short	(748,879,530)
Swap contracts	2,147,670,909

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,073,476,462	$0	$3,022,648,269

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$39,655,413	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	First $100 million
0.100%	$100 million to $300 million
0.050%	$300 million to $600 million
0.025%	$600 million to $1 billion
0.020%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.060%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2020
iShares Core MSCI EAFE ETF	$1,452,972,501	$838,723,889	$(919,212,942)	$(205,011,183)	$118,431,851	$1,285,904,116
iShares Core S&P 500 ETF	455,209,518	297,327,330	(181,504,387)	20,719,819	64,684,330	656,436,610
iShares Core U.S. Aggregate Bond ETF	1,201,514,427	347,603,573	(517,184,039)	39,243,981	18,624,983	1,089,802,925
iShares 5-10 Year Investment Grade Corporate Bond ETF	132,842,326	39,429,274	(175,362,585)	7,934,195	(4,843,210)	—
iShares U.S. Real Estate ETF	—	121,451,055	(3,570,939)	(13,163)	6,816,664	124,683,617

	$3,242,538,772	$1,644,535,121	$(1,796,834,892)	$(137,126,351)	$203,714,618	$3,156,827,268

Security Description					Income earned from affiliates during the period	Number of shares held at December 31, 2020
iShares Core MSCI EAFE ETF					$22,154,055	18,612,015
iShares Core S&P 500 ETF					9,312,237	1,748,679
iShares Core U.S. Aggregate Bond ETF					21,874,319	9,220,771
iShares 5-10 Year Investment Grade Corporate Bond ETF					3,149,891	—
iShares U.S. Real Estate ETF					1,594,617	1,455,734

					$58,085,119

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$6,646,044,595

Gross unrealized appreciation	597,782,432
Gross unrealized depreciation	(35,201,537)

Net unrealized appreciation (depreciation)	$562,580,895

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$423,912,376	$12,843,944	$188,595,425	$—	$612,507,801	$12,843,944

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$251,811,159	$28,598,502	$563,065,308	$—	$843,474,969

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock Global Tactical Strategies Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the BlackRock High Yield Portfolio returned 7.76% and 7.51%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 7.05%.

MARKET ENVIRONMENT / CONDITIONS

2020 marked one of the most tumultuous years on record for the U.S. high yield market, as the asset class declined ~21% at the height of the sell-off between February and March, only to experience a rapid recovery in the following months as historic fiscal and monetary support afforded a backstop to the continued economic dislocation. Overall, high yield bonds provided returns of 7.05% for first-half 2020, with higher quality BB-rated bonds outperforming by 10.03% followed by single-B and CCC-rated bonds which returned 4.59% and 2.27%, respectively as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. Notably, high yield spreads (interest rate differential relative to the safer bonds) ended the year at 360 basis points (“bps”), which is 24 bps wider than the levels seen at the end of 2019, and notably tighter than the 1,100 bps level witnessed at the height of the market dislocation in March.

On the back of the biggest economic dislocation in a decade, 2020 defaults saw a material spike and reached a 10-year high of 6.17%. This was a significant increase of 331 bps from the default rate of 2.86% experienced at the end of 2019. However, defaults have been largely concentrated in the Energy sector or names that were already likely default candidates pre-COVID-19.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On a relative basis, the Portfolio’s underweight to oil field services and security selection in the technology and wirelines sectors were the largest contributors to performance. By contrast, the Portfolio’s underweight to the independent energy and automotive sectors detracted. On an absolute basis, positions within the technology, midstream, and wireless sectors were the largest performance contributors during 2020, while the Portfolio’s underweight to the independent energy and automotive sectors detracted. The Portfolio’s out-of-benchmark tactical positions in bank loans detracted, largely due to bank loans’ underperformance versus high yield, although positioning within investment grade bonds was a significant contributor. By credit rating, the Portfolio’s underweight to BB-rated bonds was a drag on performance for the year, as this high-quality segment has outperformed. In contrast, security selection within CCC-rated bonds was a positive contributor to performance, particularly in the second half of the year when CCC-rated bonds lead the rally.

The Portfolio’s broad themes remained generally consistent throughout the first half of the year, though asset allocation changes and sector-specific shifts reflected evolving market conditions as warranted. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits and CCC-rated credits. Importantly, our conviction for the Portfolio’s CCC-rated credits was based on at least one of the following: a potential for near-term upgrade to single B-rated bonds, a near-term catalyst for price appreciation, and/or it is short duration paper with substantial yield. From an asset allocation perspective, investment grade bonds remained our largest out-of-benchmark position, considering that we’ve reduced our exposure to bank loans throughout the year.

At the end of the period, the Portfolio continued to maintain a tactical position to liquid high yield index securities like the credit default swap index or exchange-traded funds as an efficient means of portfolio management. Usage of these products was low over the period, as were their impact on performance; they performed as expected.

Finally, from a sector standpoint, the Portfolio’s top sector overweights throughout the year were to the technology, banking, and aerospace & defense sectors. The Portfolio’s largest sector underweights throughout the year included the media & entertainment, food & beverage, and finance companies. By the end of the year the Portfolio’s largest overweights were in the technology, cable & satellite, and aerospace & defense sectors, and the largest underweights were in the media & entertainment, food & beverage, and finance companies.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	7.76	8.32	6.91
Class B	7.51	8.05	6.65
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	7.05	8.57	6.79

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
Corporate Bonds & Notes	86.7
Floating Rate Loans	8.7
Common Stocks	1.1
Convertible Bonds	0.8

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio			Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual		0.67%	$1,000.00	$1,111.40	$3.56
	Hypothetical*		0.67%	$1,000.00	$1,021.77	$3.40

Class B (a)	Actual		0.92%	$1,000.00	$1,110.20	$4.88
	Hypothetical	*	0.92%	$1,000.00	$1,020.51	$4.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—86.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.5%
Advantage Sales & Marketing, Inc. 6.500%, 11/15/28 (144A)	346,000	$365,895
Clear Channel International B.V. 6.625%, 08/01/25 (144A)	809,000	853,495
Lamar Media Corp. 4.000%, 02/15/30	132,000	136,950
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.000%, 08/15/27 (144A)	497,000	505,697
Summer BC Holdco A Sarl 5.750%, 10/31/26 (EUR)	200,000	257,341
9.250%, 10/31/27 (EUR)	90,105	116,109
Terrier Media Buyer, Inc. 8.875%, 12/15/27 (144A)	1,640,000	1,808,100

		4,043,587

Aerospace/Defense—3.5%
Boeing Co. (The) 5.150%, 05/01/30	1,700,000	2,057,289
5.805%, 05/01/50	2,480,000	3,420,545
5.930%, 05/01/60	2,480,000	3,511,779
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, 08/15/26 (144A)	664,000	644,080
Howmet Aerospace, Inc. 5.125%, 10/01/24	31,000	34,126
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25 (144A)	976,000	1,015,040
Rolls-Royce plc 5.750%, 10/15/27 (144A)	1,343,000	1,487,373
Signature Aviation U.S. Holdings, Inc.
4.000%, 03/01/28 (144A) (a)	560,000	563,679
5.375%, 05/01/26 (144A)	334,000	342,350
Spirit AeroSystems, Inc. 5.500%, 01/15/25 (144A)	387,000	408,246
SSL Robotics LLC 9.750%, 12/31/23 (144A)	218,000	246,340
TransDigm, Inc.
6.250%, 03/15/26 (144A)	10,377,000	11,051,505
6.375%, 06/15/26	467,000	483,345
8.000%, 12/15/25 (144A)	1,955,000	2,163,383
Triumph Group, Inc. 8.875%, 06/01/24 (144A)	1,899,000	2,084,153

		29,513,233

Agriculture—0.0%
Tereos Finance Groupe I S.A. 7.500%, 10/30/25 (EUR)	100,000	129,214

Airlines—1.1%
American Airlines, Inc. 11.750%, 07/15/25 (144A)	694,000	800,355
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.500%, 10/20/25 (144A)	415,000	443,509
4.750%, 10/20/28 (144A)	1,311,000	1,430,443
7.000%, 05/01/25 (144A)	847,000	977,727

Airlines—(Continued)
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	2,630,000	2,827,250
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A) †	149,002	166,882
United Airlines Pass-Through Trust 5.875%, 10/15/27	2,155,000	2,327,922

		8,974,088

Apparel—0.1%
Hanesbrands, Inc. 5.375%, 05/15/25 (144A)	66,000	69,829
Levi Strauss & Co. 5.000%, 05/01/25	87,000	89,175
William Carter Co. (The) 5.500%, 05/15/25 (144A)	95,000	100,889
Wolverine World Wide, Inc. 6.375%, 05/15/25 (144A)	161,000	171,465

		431,358

Auto Manufacturers—2.0%
Allison Transmission, Inc. 3.750%, 01/30/31 (144A)	677,000	692,656
5.875%, 06/01/29 (144A)	508,000	562,610
FCE Bank plc 1.615%, 05/11/23 (EUR)	100,000	122,228
Fiat Chrysler Automobiles NV 3.875%, 01/05/26 (EUR)	100,000	138,788
4.500%, 07/07/28 (EUR)	100,000	149,041
Ford Motor Co. 4.346%, 12/08/26	128,000	136,320
4.750%, 01/15/43	227,000	231,540
5.291%, 12/08/46	293,000	306,185
8.500%, 04/21/23	519,000	585,214
Ford Motor Credit Co. LLC 2.330%, 11/25/25 (EUR)	100,000	123,857
2.979%, 08/03/22	358,000	363,979
3.096%, 05/04/23	200,000	202,062
3.350%, 11/01/22	236,000	240,130
3.375%, 11/13/25	206,000	210,956
3.810%, 01/09/24	987,000	1,011,675
4.000%, 11/13/30	200,000	210,386
4.063%, 11/01/24	200,000	210,114
4.134%, 08/04/25	916,000	960,655
4.140%, 02/15/23	350,000	360,500
4.375%, 08/06/23	200,000	207,500
4.389%, 01/08/26	200,000	209,936
5.125%, 06/16/25	1,055,000	1,147,101
5.875%, 08/02/21	857,000	877,139
General Motors Co. 5.000%, 10/01/28	135,000	160,578
5.000%, 04/01/35	215,000	258,695
5.200%, 04/01/45	633,000	767,629
5.950%, 04/01/49	1,145,000	1,546,185
6.250%, 10/02/43	673,000	906,653
6.750%, 04/01/46	226,000	326,016

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 5.650%, 01/17/29	149,000	$184,989
5.700%, 5Y H15 + 4.997%, 09/30/30 (b)	270,000	297,675
Navistar International Corp. 6.625%, 11/01/25 (144A)	349,000	365,630
9.500%, 05/01/25 (144A)	156,000	175,110
Nissan Motor Co., Ltd. 4.810%, 09/17/30 (144A)	714,000	804,538
RCI Banque S.A. 2.625%, 5Y EUR Swap + 2.850%, 02/18/30 (EUR) (b)	100,000	123,142
Renault S.A. 2.375%, 05/25/26 (EUR)	100,000	123,539
Tesla, Inc. 5.300%, 08/15/25 (144A)	968,000	1,009,140
Wabash National Corp. 5.500%, 10/01/25 (144A) (a)	513,000	523,260

		16,833,351

Auto Parts & Equipment—1.4%
Adient U.S. LLC 9.000%, 04/15/25 (144A)	413,000	460,495
Clarios Global L.P. 6.750%, 05/15/25 (144A)	1,269,000	1,367,347
Clarios Global L.P. / Clarios U.S. Finance Co. 4.375%, 05/15/26 (EUR)	167,000	211,340
6.250%, 05/15/26 (144A) (a)	2,658,000	2,850,705
8.500%, 05/15/27 (144A)	3,932,000	4,271,762
Dealer Tire LLC / DT Issuer LLC 8.000%, 02/01/28 (144A)	755,000	795,449
Faurecia SE 3.750%, 06/15/28 (EUR)	100,000	128,121
Goodyear Tire & Rubber Co. (The) 9.500%, 05/31/25	444,000	501,853
IHO Verwaltungs GmbH 3.875%, 4.625% PIK, 05/15/27 (EUR) (c)	101,000	127,998
Meritor, Inc. 4.500%, 12/15/28 (144A)	164,000	168,100
Schaeffler AG 3.375%, 10/12/28 (EUR)	100,000	134,381
Tenneco, Inc. 7.875%, 01/15/29 (144A)	171,000	191,992
ZF Finance GmbH 3.000%, 09/21/25 (EUR)	100,000	126,135
3.750%, 09/21/28 (EUR)	100,000	131,022

		11,466,700

Banks—2.0%
Banca Monte dei Paschi di Siena S.p.A. 2.625%, 04/28/25 (EUR)	175,000	219,175
Banco de Sabadell S.A. 2.000%, 5Y EUR Swap + 2.200%, 01/17/30 (EUR) (b)	100,000	118,465
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (d)	400,000	63,526
4.750%, 01/15/18 (EUR) (d)	1,000,000	158,815

Banks—(Continued)
Bank of America Corp. 6.100%, 3M LIBOR + 3.898%, 03/17/25 (b)	1,479,000	1,675,781
6.250%, 3M LIBOR + 3.705%, 09/05/24 (b)	637,000	706,791
6.300%, 3M LIBOR + 4.553%, 03/10/26 (b)	640,000	747,200
6.500%, 3M LIBOR + 4.174%, 10/23/24 (b)	1,395,000	1,593,787
CIT Group, Inc. 5.800%, 3M LIBOR + 3.972%, 06/15/22 (b)	569,000	580,380
6.000%, 04/01/36	1,604,000	1,840,590
Citigroup, Inc. 4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	370,000	379,713
4.316%, 3M LIBOR + 4.095%, 02/15/21 (b)	521,000	518,395
Commerzbank AG 4.000%, 5Y EUR Swap + 4.350%, 12/05/30 (EUR) (b)	100,000	133,384
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	124,297
Freedom Mortgage Corp. 7.625%, 05/01/26 (144A)	167,000	176,636
Goldman Sachs Group, Inc. (The) 4.950%, 5Y H15 + 3.224%, 02/10/25 (b)	1,490,000	1,576,301
Intesa Sanpaolo S.p.A. 5.148%, 06/10/30 (GBP)	100,000	159,737
JPMorgan Chase & Co. 3.558%, 3M LIBOR + 3.320%, 04/01/21 (b)	350,000	343,854
3.684%, 3M LIBOR + 3.470%, 04/30/21 (b)	418,000	414,190
4.600%, SOFR + 3.125%, 02/01/25 (b)	539,000	556,517
5.000%, SOFR + 3.380%, 08/01/24 (b)	1,401,000	1,473,895
6.100%, 3M LIBOR + 3.330%, 10/01/24 (b)	324,000	355,351
6.125%, 3M LIBOR + 3.330%, 04/30/24 (b)	243,000	264,870
Morgan Stanley 3.847%, 3M LIBOR + 3.610%, 04/15/21 (b)	1,300,000	1,290,640
National Westminster Bank plc 0.500%, 3M LIBOR + 0.250%, 02/28/21 (b)	40,000	36,893
UniCredit S.p.A. 4.375%, 5Y EUR Swap + 4.316%, 01/03/27 (EUR) (b)	100,000	126,447
Unione di Banche Italiane S.p.A. 5.875%, 5Y EUR Swap + 5.751%, 03/04/29 (EUR) (b)	100,000	136,468
Wells Fargo & Co. 5.875%, 3M LIBOR + 3.990%, 06/15/25 (b)	846,000	959,152

		16,731,250

Biotechnology—0.0%
Emergent BioSolutions, Inc. 3.875%, 08/15/28 (144A)	160,000	165,680

Building Materials—1.0%
Boise Cascade Co. 4.875%, 07/01/30 (144A)	298,000	322,585
Builders FirstSource, Inc. 6.750%, 06/01/27 (144A)	257,000	278,770
Cemex S.A.B. de C.V. 3.125%, 03/19/26 (EUR)	100,000	125,429
Cornerstone Building Brands, Inc. 6.125%, 01/15/29 (144A)	853,000	906,312
CP Atlas Buyer, Inc. 7.000%, 12/01/28 (144A)	203,000	210,613

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Forterra Finance LLC / FRTA Finance Corp. 6.500%, 07/15/25 (144A)	875,000	$940,625
Griffon Corp. 5.750%, 03/01/28	186,000	196,777
HT Troplast GmbH 9.250%, 07/15/25 (EUR)	100,000	135,237
James Hardie International Finance DAC 4.750%, 01/15/25 (144A)	200,000	204,000
JELD-WEN, Inc. 4.625%, 12/15/25 (144A)	128,000	130,625
4.875%, 12/15/27 (144A)	40,000	42,300
6.250%, 05/15/25 (144A) (a)	326,000	352,080
Masonite International Corp.
5.375%, 02/01/28 (144A)	180,000	193,275
5.750%, 09/15/26 (144A)	64,000	66,880
Norbord, Inc. 6.250%, 04/15/23 (144A) (a)	486,000	527,310
SRM Escrow Issuer LLC 6.000%, 11/01/28 (144A)	1,006,000	1,053,116
Standard Industries, Inc. 2.250%, 11/21/26 (EUR)	100,000	123,226
3.375%, 01/15/31 (144A)	1,325,000	1,331,625
4.375%, 07/15/30 (144A) (a)	663,000	709,231
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	382,000	401,100

		8,251,116

Chemicals—1.7%
Ashland Services B.V. 2.000%, 01/30/28 (EUR)	100,000	121,707
Atotech Alpha 2 B.V. 8.750%, 9.500% PIK, 06/01/23 (144A) (c)	704,509	709,793
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, 02/01/25 (144A)	3,378,000	3,437,115
Axalta Coating Systems LLC 3.375%, 02/15/29 (144A)	646,000	646,000
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/27 (144A)	511,000	543,576
Blue Cube Spinco LLC 9.750%, 10/15/23 (a)	173,000	177,758
10.000%, 10/15/25	372,000	393,855
Chemours Co. (The) 5.750%, 11/15/28 (144A)	257,000	262,140
Element Solutions, Inc. 3.875%, 09/01/28 (144A)	2,566,000	2,639,772
GCP Applied Technologies, Inc. 5.500%, 04/15/26 (144A)	458,000	471,740
HB Fuller Co. 4.250%, 10/15/28	229,000	234,725
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/28 (144A)	627,000	689,700
INEOS Finance plc 3.375%, 03/31/26 (EUR)	100,000	125,860

Chemicals—(Continued)
Ingevity Corp. 3.875%, 11/01/28 (144A)	191,000	192,433
Kraton Polymers LLC / Kraton Polymers Capital Corp. 5.250%, 05/15/26 (EUR)	100,000	126,080
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	365,000	381,936
Monitchem HoldCo 3 S.A. 5.250%, 03/15/25 (EUR)	100,000	126,459
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	161,000	167,641
OCI NV 3.625%, 10/15/25 (EUR)	100,000	126,746
5.250%, 11/01/24 (144A)	368,000	382,260
PQ Corp. 5.750%, 12/15/25 (144A)	1,236,000	1,268,445
Rayonier AM Products, Inc. 7.625%, 01/15/26 (144A)	146,000	152,242
Valvoline, Inc. 3.625%, 06/15/31 (144A)	3,000	3,086
4.250%, 02/15/30 (144A)	254,000	269,240
WR Grace & Co. 4.875%, 06/15/27 (144A)	391,000	414,663

		14,064,972

Commercial Services—4.3%
ADT Security Corp. (The) 4.875%, 07/15/32 (144A)	753,000	813,240
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	4,194,000	4,472,062
9.750%, 07/15/27 (144A)	1,936,000	2,110,240
AMN Healthcare, Inc. 4.000%, 04/15/29 (144A)	212,000	216,770
APX Group, Inc. 6.750%, 02/15/27 (144A)	590,000	634,250
7.875%, 12/01/22	230,000	230,575
8.500%, 11/01/24	226,000	237,300
ASGN, Inc. 4.625%, 05/15/28 (144A)	148,000	153,920
Ashtead Capital, Inc. 4.000%, 05/01/28 (144A)	400,000	424,856
Autostrade per l’Italia S.p.A. 2.000%, 12/04/28 (EUR)	131,000	160,436
5.875%, 06/09/24 (EUR)	300,000	417,804
Brink’s Co. (The) 5.500%, 07/15/25 (144A)	100,000	106,750
Garda World Security Corp. 4.625%, 02/15/27 (144A)	649,000	655,490
9.500%, 11/01/27 (144A)	527,000	583,653
Gartner, Inc. 3.750%, 10/01/30 (144A)	841,000	883,050
4.500%, 07/01/28 (144A)	603,000	636,165
Graham Holdings Co. 5.750%, 06/01/26 (144A)	80,000	84,000
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	735,000	779,100

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	134,000	$166,937
IPD 3 B.V. 5.500%, 12/01/25 (EUR)	100,000	125,830
Jaguar Holding Co. II / PPD Development L.P. 4.625%, 06/15/25 (144A)	934,000	985,006
5.000%, 06/15/28 (144A)	1,173,000	1,252,178
Laureate Education, Inc. 8.250%, 05/01/25 (144A)	67,000	71,020
Loxam SAS 3.750%, 07/15/26 (EUR)	100,000	123,723
MPH Acquisition Holdings LLC 5.750%, 11/01/28 (144A) (a)	1,731,000	1,692,052
Nielsen Finance LLC / Nielsen Finance Co. 5.625%, 10/01/28 (144A)	1,402,000	1,523,343
5.875%, 10/01/30 (144A)	553,000	625,581
Prime Security Services Borrower LLC / Prime Finance, Inc. 3.375%, 08/31/27 (144A)	684,000	678,870
5.250%, 04/15/24 (144A)	242,000	258,335
5.750%, 04/15/26 (144A)	233,000	255,135
6.250%, 01/15/28 (144A)	295,000	316,709
Refinitiv U.S. Holdings, Inc. 4.500%, 05/15/26 (EUR)	188,000	241,441
4.500%, 05/15/26 (144A) (EUR)	895,000	1,149,412
6.250%, 05/15/26 (144A)	881,000	940,468
8.250%, 11/15/26 (144A)	1,849,000	2,017,721
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	97,000	98,213
7.375%, 09/01/25 (144A)	535,000	580,475
9.250%, 04/15/25 (144A)	1,096,000	1,304,240
Service Corp. International 5.125%, 06/01/29	52,000	57,590
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625%, 11/01/26 (144A)	670,000	696,800
Sotheby’s 7.375%, 10/15/27 (144A) (a)	1,626,000	1,741,852
Techem Verwaltungsgesellschaft 674 mbH 6.000%, 07/30/26 (EUR)	100,000	127,980
Techem Verwaltungsgesellschaft 675 mbH 2.000%, 07/15/25 (EUR)	100,000	121,334
United Rentals North America, Inc. 4.000%, 07/15/30	34,000	35,785
4.875%, 01/15/28	23,000	24,495
Verisure Holding AB 3.500%, 05/15/23 (EUR)	119,000	147,019
3.875%, 07/15/26 (EUR)	100,000	124,914
Verisure Midholding AB 5.750%, 12/01/23 (EUR)	100,000	123,448
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	3,813,000	4,132,339
WEX, Inc. 4.750%, 02/01/23 (144A) (a)	446,000	446,558

		35,786,464

Computers—1.2%
Austin BidCo, Inc. 7.125%, 12/15/28 (144A)	159,000	165,956
Banff Merger Sub, Inc. 8.375%, 09/01/26 (EUR)	100,000	127,296
9.750%, 09/01/26 (144A)	3,459,000	3,735,097
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	726,000	747,780
Centurion Bidco S.p.A. 5.875%, 09/30/26 (EUR)	100,000	125,678
Diebold Nixdorf, Inc. 9.375%, 07/15/25 (144A)	265,000	296,800
NCR Corp. 5.000%, 10/01/28 (144A)	233,000	245,815
5.250%, 10/01/30 (144A)	239,000	256,328
5.750%, 09/01/27 (144A)	160,000	170,000
6.125%, 09/01/29 (144A)	318,000	352,185
Presidio Holdings, Inc. 4.875%, 02/01/27 (144A)	662,000	702,236
Science Applications International Corp. 4.875%, 04/01/28 (144A)	559,000	592,540
Seagate HDD Cayman Co. 4.125%, 01/15/31 (144A)	155,000	165,683
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 5.750%, 06/01/25 (144A)	534,000	567,375
6.750%, 06/01/25 (144A)	1,820,000	1,881,061
Unisys Corp. 6.875%, 11/01/27 (144A)	249,000	272,032

		10,403,862

Cosmetics/Personal Care—0.1%
Coty, Inc. 4.000%, 04/15/23 (EUR)	200,000	234,558
Edgewell Personal Care Co. 5.500%, 06/01/28 (144A)	297,000	319,186

		553,744

Distribution/Wholesale—0.5%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	44,000	45,540
Core & Main L.P. 6.125%, 08/15/25 (144A)	3,081,000	3,184,984
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	282,000	284,123
IAA, Inc. 5.500%, 06/15/27 (144A)	104,000	110,240
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	57,000	58,655
Wolverine Escrow LLC
8.500%, 11/15/24 (144A)	122,000	116,392
9.000%, 11/15/26 (144A)	261,000	247,049

		4,046,983

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.8%
Ally Financial, Inc. 8.000%, 11/01/31	1,464,000	$2,147,822
Arrow Global Finance plc 5.125%, 09/15/24 (GBP)	100,000	136,187
Cabot Financial Luxembourg S.A. 7.500%, 10/01/23 (GBP)	42,451	59,021
Charles Schwab Corp. (The) 4.000%, 10Y H15 + 3.079%, 12/01/30 (b)	2,010,000	2,115,525
Encore Capital Group, Inc. 4.875%, 10/15/25 (EUR)	100,000	126,377
Fairstone Financial, Inc. 7.875%, 07/15/24 (144A)	315,000	333,900
Garfunkelux Holdco 3 S.A. 7.750%, 11/01/25 (GBP)	100,000	140,445
Genworth Mortgage Holdings, Inc. 6.500%, 08/15/25 (144A)	1,252,000	1,355,290
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (c)	709,831	633,524
Intrum AB 3.500%, 07/15/26 (EUR)	101,000	122,153
LD Holdings Group LLC 6.500%, 11/01/25 (144A)	121,000	127,353
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	63,220
4.750%, 01/16/14 (EUR) (d)	2,140,000	30,065
5.375%, 10/17/12 (EUR) (d)	350,000	4,917
LHC3 plc 4.125%, 4.875% PIK, 08/15/24 (EUR) (c)	200,000	248,606
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/30 (144A)	305,000	318,792
5.500%, 08/15/28 (144A)	536,000	564,140
6.000%, 01/15/27 (144A)	789,000	837,326
Navient Corp.
5.000%, 03/15/27	11,000	11,096
5.875%, 10/25/24	149,000	158,312
6.750%, 06/15/26	143,000	155,870
7.250%, 09/25/23	218,000	238,924
NFP Corp.
6.875%, 08/15/28 (144A)	2,093,000	2,234,654
7.000%, 05/15/25 (144A)	218,000	234,350
OneMain Finance Corp.
4.000%, 09/15/30	301,000	312,321
5.375%, 11/15/29	363,000	408,375
6.625%, 01/15/28	474,000	562,875
6.875%, 03/15/25	504,000	585,270
7.125%, 03/15/26	547,000	646,827
8.875%, 06/01/25	208,000	235,300

		15,148,837

Electric—1.6%
Calpine Corp.
3.750%, 03/01/31 (144A)	530,000	524,875
4.500%, 02/15/28 (144A)	619,000	643,760
4.625%, 02/01/29 (144A)	510,000	524,423
5.000%, 02/01/31 (144A)	612,000	639,540

Electric—(Continued)
Calpine Corp.
5.125%, 03/15/28 (144A)	2,558,000	2,690,939
5.250%, 06/01/26 (144A)	149,000	154,141
Clearway Energy Operating LLC 4.750%, 03/15/28 (144A)	445,000	477,262
ContourGlobal Power Holdings S.A. 4.125%, 08/01/25 (EUR)	100,000	124,928
Electricite de France S.A.
2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	256,547
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	259,881
FirstEnergy Corp.
2.250%, 09/01/30	51,000	49,304
2.650%, 03/01/30	62,000	62,164
3.400%, 03/01/50	456,000	436,001
3.900%, 07/15/27	228,000	251,230
4.850%, 07/15/47 (a)	1,121,000	1,392,912
FirstEnergy Transmission LLC
4.550%, 04/01/49 (144A)	346,000	403,415
5.450%, 07/15/44 (144A)	717,000	908,513
Naturgy Finance BV 3.375%, 9Y EUR Swap + 3.079%, 04/24/24 (EUR) (b)	100,000	129,495
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	12,000	12,840
NRG Energy, Inc. 3.625%, 02/15/31 (144A)	868,000	892,998
Orano S.A. 2.750%, 03/08/28 (EUR)	100,000	128,114
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.500%, 08/15/28 (144A)	1,052,000	1,109,860
PG&E Corp. 5.250%, 07/01/30	748,000	822,800
Pike Corp. 5.500%, 09/01/28 (144A)	362,000	382,363

		13,278,305

Electrical Components & Equipment—0.4%
Belden, Inc. 4.125%, 10/15/26 (EUR)	100,000	125,825
Energizer Holdings, Inc.
4.375%, 03/31/29 (144A)	40,000	41,421
4.750%, 06/15/28 (144A)	255,000	268,387
WESCO Distribution, Inc.
7.125%, 06/15/25 (144A) (a)	1,122,000	1,234,009
7.250%, 06/15/28 (144A)	1,354,000	1,539,891

		3,209,533

Electronics—0.2%
Brightstar Escrow Corp. 9.750%, 10/15/25 (144A)	201,000	214,819
Itron, Inc. 5.000%, 01/15/26 (144A)	55,000	56,169
Sensata Technologies B.V. 5.625%, 11/01/24 (144A)	161,000	179,924
Sensata Technologies, Inc.
3.750%, 02/15/31 (144A)	455,000	471,644

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Sensata Technologies, Inc.
4.375%, 02/15/30 (144A)	366,000	$393,907

		1,316,463

Energy-Alternate Sources—0.1%
TerraForm Power Operating LLC
4.250%, 01/31/23 (144A)	203,000	209,851
4.750%, 01/15/30 (144A)	195,000	208,650

		418,501

Engineering & Construction—0.4%
Abertis Infraestructuras Finance B.V. 3.248%, 5Y EUR Swap + 3.694%, 11/24/25 (EUR) (b)	100,000	126,593
Brand Industrial Services, Inc. 8.500%, 07/15/25 (144A) (a)	889,000	907,891
Ferrovial Netherlands B.V. 2.124%, 5Y EUR Swap + 2.127%, 02/14/23 (EUR) (b)	100,000	120,638
frontdoor, Inc. 6.750%, 08/15/26 (144A)	326,000	347,598
Heathrow Finance plc 4.625%, 09/01/29 (GBP)	100,000	135,895
KBR, Inc. 4.750%, 09/30/28 (144A)	397,000	413,873
MasTec, Inc. 4.500%, 08/15/28 (144A)	444,000	466,200
New Enterprise Stone & Lime Co., Inc.
6.250%, 03/15/26 (144A)	166,000	170,150
9.750%, 07/15/28 (144A)	181,000	198,195
SPIE S.A. 2.625%, 06/18/26 (EUR)	100,000	127,785
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	166,000	173,470

		3,188,288

Entertainment—3.0%
Affinity Gaming 6.875%, 12/15/27 (144A)	262,000	274,118
Boyne USA, Inc. 7.250%, 05/01/25 (144A)	504,000	528,570
Caesars Entertainment, Inc.
6.250%, 07/01/25 (144A)	3,155,000	3,360,075
8.125%, 07/01/27 (144A) (a)	2,506,000	2,774,198
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A)	588,000	623,032
CCM Merger, Inc. 6.375%, 05/01/26 (144A)	400,000	420,000
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.500%, 05/01/25 (144A)	1,430,000	1,490,775
6.500%, 10/01/28 (144A)	122,000	132,297
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	632,000	665,180
5.500%, 04/01/27 (144A) (a)	1,058,000	1,120,157

Entertainment—(Continued)
Cirsa Finance International Sarl
4.750%, 05/22/25 (EUR)	100,000	118,867
7.875%, 12/20/23 (144A)	200,000	200,500
CPUK Finance, Ltd. 4.875%, 02/28/47 (GBP)	100,000	136,050
Gamma Bidco S.p.A. 6.250%, 07/15/25 (EUR)	100,000	127,052
International Game Technology plc 3.500%, 06/15/26 (EUR)	100,000	126,135
Lions Gate Capital Holdings LLC
5.875%, 11/01/24 (144A)	367,000	372,505
6.375%, 02/01/24 (144A) (a)	54,000	55,350
Live Nation Entertainment, Inc.
3.750%, 01/15/28 (144A)	419,000	423,358
4.750%, 10/15/27 (144A)	216,000	221,738
4.875%, 11/01/24 (144A)	76,000	76,950
6.500%, 05/15/27 (144A) (a)	2,471,000	2,763,863
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In 8.500%, 11/15/27 (144A)	247,000	264,290
Pinewood Finance Co., Ltd. 3.250%, 09/30/25 (GBP)	100,000	139,212
Powdr Corp. 6.000%, 08/01/25 (144A)	476,000	500,990
Scientific Games International, Inc.
3.375%, 02/15/26 (EUR)	200,000	242,192
5.000%, 10/15/25 (144A)	617,000	636,676
7.000%, 05/15/28 (144A)	296,000	318,262
7.250%, 11/15/29 (144A)	290,000	318,275
8.250%, 03/15/26 (144A)	873,000	940,745
8.625%, 07/01/25 (144A)	435,000	476,325
SeaWorld Parks & Entertainment, Inc. 9.500%, 08/01/25 (144A)	340,000	369,112
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	1,938,000	2,093,040
Vail Resorts, Inc. 6.250%, 05/15/25 (144A)	333,000	355,477
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/14 (144A) † (d) (e) (f)	283,116	0
WMG Acquisition Corp.
3.000%, 02/15/31 (144A)	139,000	136,355
3.875%, 07/15/30 (144A)	347,000	368,781
5.500%, 04/15/26 (144A)	146,000	150,745
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	1,372,000	1,437,170
7.750%, 04/15/25 (144A)	452,000	489,855

		25,248,272

Environmental Control—0.8%
Clean Harbors, Inc. 5.125%, 07/15/29 (144A)	516,000	563,730
Covanta Holding Corp. 5.000%, 09/01/30	191,000	204,358
GFL Environmental, Inc.
3.500%, 09/01/28 (144A)	715,000	729,450

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
GFL Environmental, Inc.
3.750%, 08/01/25 (144A)	566,000	$577,320
4.000%, 08/01/28 (144A)	755,000	760,663
4.250%, 06/01/25 (144A)	233,000	241,738
5.125%, 12/15/26 (144A) (a)	1,125,000	1,196,719
8.500%, 05/01/27 (144A)	973,000	1,080,030
Stericycle, Inc. 3.875%, 01/15/29 (144A)	352,000	361,680
Tervita Corp. 11.000%, 12/01/25 (144A)	247,000	265,972
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	1,075,000	1,099,187

		7,080,847

Food—2.5%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
3.250%, 03/15/26 (144A)	769,000	780,535
4.625%, 01/15/27 (144A)	855,000	909,506
4.875%, 02/15/30 (144A)	461,000	507,967
5.875%, 02/15/28 (144A)	568,000	618,092
Chobani LLC / Chobani Finance Corp., Inc.
4.625%, 11/15/28 (144A)	646,000	655,690
7.500%, 04/15/25 (144A)	891,000	934,303
JBS USA LUX S.A. / JBS USA Finance, Inc.
6.500%, 04/15/29 (144A)	598,000	696,132
6.750%, 02/15/28 (144A)	226,000	253,911
Kraft Heinz Foods Co.
4.250%, 03/01/31 (144A)	1,944,000	2,166,493
4.375%, 06/01/46	817,000	882,615
4.625%, 10/01/39 (144A)	178,000	198,503
4.875%, 10/01/49 (144A)	2,435,000	2,836,233
5.000%, 07/15/35	257,000	311,329
5.000%, 06/04/42	314,000	367,914
5.200%, 07/15/45	765,000	908,337
5.500%, 06/01/50 (144A)	2,748,000	3,456,414
6.500%, 02/09/40	365,000	492,792
6.875%, 01/26/39	547,000	757,102
Lamb Weston Holdings, Inc. 4.875%, 05/15/28 (144A)	489,000	545,846
Picard Groupe SAS 3.000%, 3M EURIBOR + 3.000%, 11/30/23 (EUR) (b)	100,000	121,860
Post Holdings, Inc.
4.625%, 04/15/30 (144A)	158,000	166,210
5.500%, 12/15/29 (144A)	513,000	559,811
5.750%, 03/01/27 (144A)	2,000	2,117
Simmons Foods, Inc. 7.750%, 01/15/24 (144A)	590,000	614,337
Sysco Corp.
6.600%, 04/01/40	156,000	227,919
6.600%, 04/01/50	163,000	250,660
TreeHouse Foods, Inc.
4.000%, 09/01/28	257,000	265,834
U.S. Foods, Inc. 6.250%, 04/15/25 (144A)	309,000	330,244

Food—(Continued)
United Natural Foods, Inc. 6.750%, 10/15/28 (144A) (a)	294,000	307,592

		21,126,298

Food Service—0.2%
Aramark Services, Inc.
4.750%, 06/01/26	130,000	133,828
5.000%, 04/01/25 (144A)	579,000	596,370
5.000%, 02/01/28 (144A) (a)	125,000	131,719
6.375%, 05/01/25 (144A)	536,000	572,850

		1,434,767

Hand/Machine Tools—0.0%
Colfax Corp. 6.375%, 02/15/26 (144A)	344,000	367,220

Healthcare-Products—1.0%
Avantor Funding, Inc. 4.625%, 07/15/28 (144A)	2,015,000	2,130,862
Hologic, Inc.
3.250%, 02/15/29 (144A)	327,000	332,723
4.625%, 02/01/28 (144A)	445,000	472,256
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A.
7.250%, 02/01/28 (144A)	2,755,000	2,906,525
7.375%, 06/01/25 (144A)	1,300,000	1,384,500
Teleflex, Inc. 4.250%, 06/01/28 (144A)	690,000	731,400

		7,958,266

Healthcare-Services—4.4%
Acadia Healthcare Co., Inc.
5.000%, 04/15/29 (144A)	382,000	407,785
5.500%, 07/01/28 (144A)	436,000	468,286
AHP Health Partners, Inc. 9.750%, 07/15/26 (144A)	816,000	900,660
Akumin, Inc. 7.000%, 11/01/25 (144A)	127,000	133,350
Catalent Pharma Solutions, Inc.
2.375%, 03/01/28 (EUR)	186,000	228,254
4.875%, 01/15/26 (144A)	26,000	26,520
5.000%, 07/15/27 (144A)	82,000	86,603
Centene Corp.
3.000%, 10/15/30	756,000	801,284
4.250%, 12/15/27	801,000	849,060
4.625%, 12/15/29	2,539,000	2,818,823
Charles River Laboratories International, Inc.
4.250%, 05/01/28 (144A)	88,000	92,180
5.500%, 04/01/26 (144A)	113,000	118,356
CHS/Community Health Systems, Inc.
5.625%, 03/15/27 (144A)	1,861,000	2,001,040
6.000%, 01/15/29 (144A)	1,400,000	1,512,364
6.625%, 02/15/25 (144A)	1,650,000	1,736,592
8.000%, 03/15/26 (144A)	2,820,000	3,038,550
8.625%, 01/15/24 (144A)	1,595,000	1,662,787

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Encompass Health Corp.
4.500%, 02/01/28	40,000	$41,800
4.625%, 04/01/31	218,000	233,260
4.750%, 02/01/30	141,000	151,046
HCA, Inc.
3.500%, 09/01/30	2,157,000	2,290,780
5.375%, 02/01/25	76,000	85,464
5.625%, 09/01/28	1,252,000	1,478,925
5.875%, 02/15/26	65,000	74,750
5.875%, 02/01/29	153,000	184,365
IQVIA, Inc.
3.250%, 03/15/25 (EUR)	325,000	401,007
5.000%, 10/15/26 (144A)	299,000	313,203
Legacy LifePoint Health LLC
4.375%, 02/15/27 (144A)	161,000	163,415
6.750%, 04/15/25 (144A)	412,000	442,410
LifePoint Health, Inc. 5.375%, 01/15/29 (144A)	333,000	332,767
MEDNAX, Inc.
5.250%, 12/01/23 (144A)	358,000	362,403
6.250%, 01/15/27 (144A)	575,000	616,664
Molina Healthcare, Inc. 3.875%, 11/15/30 (144A)	551,000	590,948
Prime Healthcare Services, Inc. 7.250%, 11/01/25 (144A)	339,000	360,340
Providence Service Corp. (The) 5.875%, 11/15/25 (144A)	170,000	179,775
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/01/26 (144A)	235,000	259,088
RP Escrow Issuer LLC 5.250%, 12/15/25 (144A)	343,000	358,751
Surgery Center Holdings, Inc.
6.750%, 07/01/25 (144A) (a)	1,440,000	1,465,200
10.000%, 04/15/27 (144A) (a)	827,000	913,835
Syneos Health, Inc. 3.625%, 01/15/29 (144A)	1,063,000	1,065,939
Synlab Bondco plc 4.750%, 3M EURIBOR + 4.750%, 07/01/25 (EUR) (b)	138,000	171,917
Tenet Healthcare Corp.
4.625%, 09/01/24 (144A)	336,000	346,920
4.625%, 06/15/28 (144A)	152,000	159,220
4.875%, 01/01/26 (144A)	2,432,000	2,544,140
5.125%, 11/01/27 (144A)	1,368,000	1,448,370
6.125%, 10/01/28 (144A)	1,010,000	1,054,092
6.250%, 02/01/27 (144A)	195,000	206,700
7.500%, 04/01/25 (144A)	554,000	605,245
West Street Merger Sub, Inc. 6.375%, 09/01/25 (144A)	964,000	988,100

		36,773,333

Home Builders—1.0%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.625%, 01/15/28 (144A)	145,000	152,612

Home Builders—(Continued)
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
4.875%, 02/15/30 (144A)	816,000	843,540
6.250%, 09/15/27 (144A)	133,000	141,479
Installed Building Products, Inc. 5.750%, 02/01/28 (144A)	273,000	290,745
K Hovnanian Enterprises, Inc. 7.750%, 02/15/26 (144A) (a)	710,000	745,500
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	445,000	471,700
5.250%, 12/15/27 (144A)	310,000	327,825
MDC Holdings, Inc. 6.000%, 01/15/43	461,000	617,991
Meritage Homes Corp. 5.125%, 06/06/27	129,000	144,158
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A)	160,000	164,318
Picasso Finance Sub, Inc. 6.125%, 06/15/25 (144A)	1,080,000	1,155,600
PulteGroup, Inc.
5.000%, 01/15/27	54,000	63,720
6.000%, 02/15/35	583,000	792,705
6.375%, 05/15/33	424,000	580,922
7.875%, 06/15/32	47,000	70,324
Taylor Morrison Communities, Inc.
5.125%, 08/01/30 (144A)	315,000	352,800
5.875%, 06/15/27 (144A)	26,000	29,466
Toll Brothers Finance Corp. 4.350%, 02/15/28	29,000	32,190
TRI Pointe Group, Inc.
5.250%, 06/01/27	174,000	189,225
5.700%, 06/15/28	120,000	135,480
5.875%, 06/15/24	107,000	116,791
Williams Scotsman International, Inc. 4.625%, 08/15/28 (144A)	513,000	530,955
Winnebago Industries, Inc. 6.250%, 07/15/28 (144A)	294,000	316,050

		8,266,096

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26	14,000	14,570

Household Products/Wares—0.1%
Central Garden & Pet Co. 4.125%, 10/15/30	439,000	457,657
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.000%, 12/31/26 (144A)	160,000	166,800
Spectrum Brands, Inc.
5.000%, 10/01/29 (144A)	219,000	235,184
5.500%, 07/15/30 (144A)	113,000	121,758

		981,399

Housewares—0.1%
CD&R Smokey Buyer, Inc. 6.750%, 07/15/25 (144A)	498,000	532,237

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Housewares—(Continued)
Newell Brands, Inc. 4.875%, 06/01/25	166,000	$182,650

		714,887

Insurance—1.5%
Acrisure LLC / Acrisure Finance, Inc. 8.125%, 02/15/24 (144A)	167,000	176,805
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
4.250%, 10/15/27 (144A)	2,604,000	2,662,590
6.750%, 10/15/27 (144A)	4,285,000	4,584,950
AmWINS Group, Inc. 7.750%, PIK, 07/01/26 (144A)	262,000	281,362
Ardonagh Midco 2 plc 11.500%, 01/15/27 (144A)	200,000	213,500
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (b)	100,000	150,294
AssuredPartners, Inc. 5.625%, 01/15/29 (144A)	587,000	612,681
Galaxy Bidco, Ltd. 6.500%, 07/31/26 (GBP)	100,000	142,647
GTCR AP Finance, Inc. 8.000%, 05/15/27 (144A)	611,000	663,515
Highlands Holdings Bond Issuer, Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625%, PIK, 10/15/25 (144A) (c)	450,000	480,375
HUB International, Ltd. 7.000%, 05/01/26 (144A)	2,199,000	2,299,692
MGIC Investment Corp. 5.250%, 08/15/28	332,000	355,240
Unipol Gruppo S.p.A. 3.250%, 09/23/30 (EUR)	125,000	161,604
Willis North America, Inc. 2.950%, 09/15/29	40,000	43,743

		12,828,998

Internet—1.4%
Adevinta ASA 2.625%, 11/15/25 (EUR)	100,000	124,853
ANGI Group LLC 3.875%, 08/15/28 (144A)	555,000	564,846
Arches Buyer, Inc.
4.250%, 06/01/28 (144A)	241,000	244,061
6.125%, 12/01/28 (144A)	105,000	108,434
Cablevision Lightpath LLC
3.875%, 09/15/27 (144A)	359,000	361,244
5.625%, 09/15/28 (144A)	532,000	556,605
Expedia Group, Inc.
4.625%, 08/01/27 (144A)	500,000	558,288
6.250%, 05/01/25 (144A)	1,254,000	1,453,256
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/01/27 (144A)	172,000	181,030
Match Group Holdings II LLC
4.125%, 08/01/30 (144A)	182,000	188,825
4.625%, 06/01/28 (144A)	9,000	9,433

Internet—(Continued)
Netflix, Inc.
3.625%, 06/15/30 (EUR)	118,000	163,656
4.875%, 06/15/30 (144A)	612,000	703,800
5.375%, 11/15/29 (144A)	171,000	201,566
5.875%, 11/15/28	1,109,000	1,329,414
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. 10.750%, 06/01/28 (144A)	199,000	226,860
Uber Technologies, Inc.
6.250%, 01/15/28 (144A)	805,000	875,437
7.500%, 05/15/25 (144A)	1,578,000	1,704,587
7.500%, 09/15/27 (144A)	1,198,000	1,317,800
8.000%, 11/01/26 (144A)	547,000	595,546
United Group B.V.
4.000%, 11/15/27 (EUR)	150,000	182,837
4.875%, 07/01/24 (EUR)	100,000	124,608

		11,776,986

Investment Companies—0.5%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.750%, 09/15/24	301,000	312,664
5.250%, 05/15/27	860,000	921,920
6.250%, 05/15/26	124,000	131,304
6.375%, 12/15/25	215,000	222,418
Owl Rock Capital Corp.
3.400%, 07/15/26	215,000	217,918
3.750%, 07/22/25	1,425,000	1,478,437
4.000%, 03/30/25	265,000	276,650
4.250%, 01/15/26	415,000	437,037
5.250%, 04/15/24	196,000	212,094
Owl Rock Technology Finance Corp. 3.750%, 06/17/26 (144A)	305,000	306,584

		4,517,026

Iron/Steel—0.6%
Allegheny Technologies, Inc. 7.875%, 08/15/23	158,000	172,906
Big River Steel LLC / BRS Finance Corp. 6.625%, 01/31/29 (144A)	2,657,000	2,869,560
thyssenKrupp AG
1.875%, 03/06/23 (EUR)	43,000	52,430
2.875%, 02/22/24 (EUR)	181,000	222,279
United States Steel Corp. 12.000%, 06/01/25 (144A)	1,227,000	1,417,185

		4,734,360

Leisure Time—0.6%
Carnival Corp.
7.625%, 03/01/26 (144A) (a)	519,000	565,445
9.875%, 08/01/27 (144A)	432,000	496,800
10.125%, 02/01/26 (EUR)	134,000	189,018
10.500%, 02/01/26 (144A) (a)	265,000	308,725
11.500%, 04/01/23 (144A)	1,289,000	1,490,497
NCL Corp., Ltd.
5.875%, 03/15/26 (144A)	432,000	455,220
10.250%, 02/01/26 (144A)	263,000	307,710

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Royal Caribbean Cruises, Ltd.
9.125%, 06/15/23 (144A)	362,000	$392,770
10.875%, 06/01/23 (144A)	230,000	261,712
11.500%, 06/01/25 (144A)	480,000	561,144

		5,029,041

Lodging—0.9%
Boyd Gaming Corp.
4.750%, 12/01/27	386,000	400,957
6.375%, 04/01/26 (a)	239,000	248,276
8.625%, 06/01/25 (144A)	542,000	602,807
Hilton Domestic Operating Co., Inc.
4.000%, 05/01/31 (144A)	908,000	958,040
4.875%, 01/15/30	1,540,000	1,682,450
5.125%, 05/01/26	331,000	341,758
5.375%, 05/01/25 (144A)	386,000	410,125
5.750%, 05/01/28 (144A)	436,000	474,150
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	361,000	382,091
InterContinental Hotels Group plc 3.375%, 10/08/28 (GBP)	125,000	187,801
Las Vegas Sands Corp.
2.900%, 06/25/25	117,000	122,408
3.500%, 08/18/26	105,000	112,333
3.900%, 08/08/29	96,000	103,193
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26	86,000	89,870
MGM Resorts International 5.750%, 06/15/25	61,000	67,445
Station Casinos LLC 4.500%, 02/15/28 (144A)	422,000	425,165
Wyndham Destinations, Inc. 6.625%, 07/31/26 (144A)	360,000	412,200
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/28 (144A)	314,000	326,262
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A)	426,000	439,099

		7,786,430

Machinery-Construction & Mining—0.1%
BWX Technologies, Inc. 4.125%, 06/30/28 (144A)	549,000	571,646

Machinery-Diversified—0.9%
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/28 (144A)	237,000	241,148
Clark Equipment Co. 5.875%, 06/01/25 (144A)	561,000	591,855
GrafTech Finance, Inc. 4.625%, 12/15/28 (144A)	307,000	311,234
Husky III Holding, Ltd. 13.000%, PIK, 02/15/25 (144A) (a) (c)	661,000	718,837
Platin 1426 GmbH 5.375%, 06/15/23 (EUR)	100,000	121,360

Machinery-Diversified—(Continued)
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	271,000	276,420
Rebecca Bidco GmbH 5.750%, 07/15/25 (EUR)	100,000	128,579
Sofima Holding S.p.A. 3.750%, 01/15/28 (EUR)	100,000	123,863
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	365,000	394,200
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A)	1,420,000	1,469,700
Vertical Holdco GmbH 7.625%, 07/15/28 (144A) (a)	1,197,000	1,304,730
Vertical Midco GmbH 4.375%, 07/15/27 (EUR)	100,000	128,548
Vertical U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	1,540,000	1,632,400

		7,442,874

Media—6.5%
Altice Financing S.A.
2.250%, 01/15/25 (EUR)	100,000	117,767
3.000%, 01/15/28 (EUR)	148,000	173,831
5.000%, 01/15/28 (144A)	792,000	811,511
7.500%, 05/15/26 (144A)	2,585,000	2,727,950
AMC Networks, Inc. 4.750%, 08/01/25 (a)	595,000	614,457
Block Communications, Inc. 4.875%, 03/01/28 (144A)	285,000	293,550
Cable One, Inc. 4.000%, 11/15/30 (144A)	586,000	608,708
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A)	1,801,000	1,898,002
4.500%, 08/15/30 (144A)	1,629,000	1,728,776
4.500%, 05/01/32 (144A)	2,848,000	3,040,867
4.750%, 03/01/30 (144A)	655,000	706,745
5.000%, 02/01/28 (144A)	950,000	1,004,625
5.375%, 06/01/29 (144A)	557,000	610,611
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.850%, 04/01/61	1,545,000	1,553,834
Clear Channel Worldwide Holdings, Inc.
5.125%, 08/15/27 (144A)	3,498,000	3,532,980
9.250%, 02/15/24	924,000	935,550
CSC Holdings LLC
3.375%, 02/15/31 (144A)	983,000	964,569
4.125%, 12/01/30 (144A)	849,000	887,714
4.625%, 12/01/30 (144A)	3,691,000	3,852,481
5.375%, 02/01/28 (144A)	223,000	238,053
5.750%, 01/15/30 (144A)	1,007,000	1,103,924
6.500%, 02/01/29 (144A)	741,000	836,626
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	572,000	464,750
DISH DBS Corp.
5.000%, 03/15/23	1,800,000	1,858,500
5.875%, 07/15/22	2,201,000	2,300,045

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp.
6.750%, 06/01/21	640,000	$652,934
7.750%, 07/01/26 (a)	1,244,000	1,392,633
Entercom Media Corp. 6.500%, 05/01/27 (144A)	484,000	491,865
GCI LLC 4.750%, 10/15/28 (144A)	189,000	201,578
Informa plc 2.125%, 10/06/25 (EUR)	100,000	128,642
LCPR Senior Secured Financing DAC 6.750%, 10/15/27 (144A)	1,333,000	1,434,641
Meredith Corp. 6.875%, 02/01/26 (a)	128,000	124,800
Midcontinent Communications / Midcontinent Finance Corp. 5.375%, 08/15/27 (144A)	366,000	382,470
NBCUniversal Enterprise, Inc. 5.250%, 03/19/21 (144A)	255,000	260,100
Radiate Holdco LLC / Radiate Finance, Inc.
4.500%, 09/15/26 (144A)	1,333,000	1,374,656
6.500%, 09/15/28 (144A)	3,559,000	3,736,950
Scripps Escrow II, Inc.
3.875%, 01/15/29 (144A) (a)	209,000	217,881
5.375%, 01/15/31 (144A)	375,000	394,352
Sinclair Television Group, Inc. 4.125%, 12/01/30 (144A)	1,487,000	1,522,881
Sirius XM Radio, Inc.
4.125%, 07/01/30 (144A)	455,000	484,291
5.000%, 08/01/27 (144A)	779,000	827,695
Summer BidCo B.V. 9.000%, 9.75% PIK, 11/15/25 (EUR) (c)	104,875	132,092
TEGNA, Inc. 5.500%, 09/15/24 (144A) (a)	95,000	96,544
Tele Columbus AG 3.875%, 05/02/25 (EUR)	100,000	122,385
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	800,000	853,200
Townsquare Media, Inc. 6.875%, 02/01/26 (144A)	169,000	177,180
Univision Communications, Inc.
5.125%, 02/15/25 (144A) (a)	248,000	249,860
6.625%, 06/01/27 (144A)	709,000	761,395
UPCB Finance VII, Ltd. 3.625%, 06/15/29 (EUR)	100,000	126,502
Virgin Media Secured Finance plc
4.500%, 08/15/30 (144A)	742,000	775,390
5.500%, 05/15/29 (144A)	303,000	328,376
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/28 (144A)	1,803,000	1,875,120
Ziggo B.V.
4.250%, 01/15/27 (EUR)	80,000	102,071
4.875%, 01/15/30 (144A)	380,000	399,475
5.500%, 01/15/27 (144A)	708,000	738,975
Ziggo Bond Co. B.V.
5.125%, 02/28/30 (144A)	503,000	530,816

Media—(Continued)
Ziggo Bond Co. B.V.
6.000%, 01/15/27 (144A)	351,000	370,926

		54,135,102

Metal Fabricate/Hardware—0.2%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A)	561,000	589,263
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, 12/15/23 (144A)	730,000	740,950

		1,330,213

Mining—1.7%
Arconic Corp.
6.000%, 05/15/25 (144A)	294,000	313,845
6.125%, 02/15/28 (144A)	499,000	537,984
Constellium SE
5.625%, 06/15/28 (144A)	513,000	552,757
5.875%, 02/15/26 (144A)	1,187,000	1,222,610
Freeport-McMoRan, Inc.
4.375%, 08/01/28	910,000	966,875
4.625%, 08/01/30	1,068,000	1,172,130
5.450%, 03/15/43	3,283,000	4,087,335
Joseph T Ryerson & Son, Inc. 8.500%, 08/01/28 (144A)	375,000	424,687
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	131,000	135,913
New Gold, Inc.
6.375%, 05/15/25 (144A)	177,000	184,965
7.500%, 07/15/27 (144A)	974,000	1,076,270
Novelis Corp.
4.750%, 01/30/30 (144A)	1,849,000	1,992,048
5.875%, 09/30/26 (144A) (a)	967,000	1,010,515
Vedanta Resources Finance II PLC 13.875%, 01/21/24 (144A)	209,000	220,809

		13,898,743

Miscellaneous Manufacturing—0.7%
Amsted Industries, Inc. 5.625%, 07/01/27 (144A)	339,000	360,187
Bombardier, Inc.
5.750%, 03/15/22 (144A)	136,000	138,757
6.125%, 01/15/23 (144A)	760,000	742,900
7.500%, 12/01/24 (144A)	960,000	920,899
7.500%, 03/15/25 (144A)	69,000	63,998
7.875%, 04/15/27 (144A)	1,346,000	1,237,566
8.750%, 12/01/21 (144A)	1,236,000	1,285,440
EnPro Industries, Inc. 5.750%, 10/15/26	161,000	171,063
Gates Global LLC / Gates Corp. 6.250%, 01/15/26 (144A)	453,000	475,650
General Electric Co.
4.250%, 05/01/40	320,000	377,810
4.350%, 05/01/50	255,000	309,587

		6,083,857

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Office Furnishings—0.0%
Interface, Inc. 5.500%, 12/01/28 (144A)	257,000	$270,493

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	841,000	857,568
Xerox Corp. 4.800%, 03/01/35 (a)	435,000	438,262

		1,295,830

Oil & Gas—6.3%
Antero Resources Corp. 8.375%, 07/15/26 (144A)	119,000	121,462
Apache Corp.
4.250%, 01/15/44	170,000	167,727
4.750%, 04/15/43	737,000	764,170
4.875%, 11/15/27	446,000	472,760
5.100%, 09/01/40	219,000	234,878
5.250%, 02/01/42	70,000	75,449
5.350%, 07/01/49	164,000	168,269
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 9.000%, 11/01/27 (144A)	920,000	1,021,200
Baytex Energy Corp. 8.750%, 04/01/27 (144A)	625,000	396,875
BP Capital Markets plc 4.250%, 5Y UKG + 4.170%, 03/22/27 (GBP) (b)	100,000	146,664
Callon Petroleum Co. 9.000%, 04/01/25 (144A)	950,000	855,000
Cenovus Energy, Inc.
5.375%, 07/15/25	647,000	729,324
5.400%, 06/15/47	167,000	195,759
Centennial Resource Production LLC
6.875%, 04/01/27 (144A)	428,000	307,090
CITGO Petroleum Corp. 7.000%, 06/15/25 (144A)	600,000	598,500
CNX Resources Corp.
6.000%, 01/15/29 (144A)	574,000	588,054
7.250%, 03/14/27 (144A)	614,000	656,980
Comstock Resources, Inc.
7.500%, 05/15/25 (144A)	1,027,000	1,039,837
9.750%, 08/15/26	1,137,000	1,219,433
Continental Resources, Inc.
4.500%, 04/15/23	51,000	52,586
4.900%, 06/01/44 (a)	544,000	534,480
5.000%, 09/15/22	952,000	953,428
5.750%, 01/15/31 (144A)	537,000	596,059
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	2,623,000	2,675,460
CVR Energy, Inc.
5.250%, 02/15/25 (144A)	317,000	305,905
5.750%, 02/15/28 (144A)	165,000	156,338
Diamondback Energy, Inc. 3.500%, 12/01/29	1,202,000	1,283,476
Double Eagle III Midco 1 LLC / Double Eagle Finance Corp. 7.750%, 12/15/25 (144A)	535,000	567,303

Oil & Gas—(Continued)
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	1,469,000	1,507,414
5.750%, 01/30/28 (144A)	694,000	748,618
6.625%, 07/15/25 (144A)	397,000	424,790
EQT Corp.
3.900%, 10/01/27	759,000	754,029
5.000%, 01/15/29	332,000	350,034
8.750%, 02/01/30	365,000	446,213
Extraction Oil & Gas, Inc.
5.625%, 02/01/26 (144A) † (d)	1,071,000	192,780
7.375%, 05/15/24 (144A) † (d)	969,000	174,420
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A) †	842,000	488,360
Indigo Natural Resources LLC 6.875%, 02/15/26 (144A)	1,152,000	1,177,920
Ithaca Energy North Sea plc 9.375%, 07/15/24 (144A)	200,000	195,828
Matador Resources Co. 5.875%, 09/15/26	850,000	833,000
MEG Energy Corp.
6.500%, 01/15/25 (144A)	1,291,000	1,326,502
7.000%, 03/31/24 (144A)	974,000	983,740
7.125%, 02/01/27 (144A)	351,000	362,408
Murphy Oil Corp.
5.750%, 08/15/25	271,000	269,645
6.375%, 12/01/42	64,000	56,800
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A)	400,000	395,708
Occidental Petroleum Corp.
2.700%, 08/15/22	840,000	841,050
2.700%, 02/15/23	659,000	658,374
2.900%, 08/15/24	811,000	780,587
3.000%, 02/15/27	12,000	10,680
3.200%, 08/15/26	42,000	39,270
3.400%, 04/15/26	166,000	158,265
4.100%, 02/15/47	133,000	108,721
4.200%, 03/15/48	694,000	564,742
4.300%, 08/15/39	1,100,000	925,265
4.400%, 04/15/46	999,000	870,594
4.400%, 08/15/49	257,000	216,600
4.500%, 07/15/44	441,000	373,748
4.625%, 06/15/45	1,154,000	1,005,861
5.500%, 12/01/25	284,000	296,101
6.125%, 01/01/31	528,000	565,066
6.200%, 03/15/40	1,680,000	1,667,400
6.600%, 03/15/46	51,000	51,765
6.950%, 07/01/24	153,000	165,240
8.875%, 07/15/30	93,000	109,159
Ovintiv Exploration, Inc. 5.750%, 01/30/22	208,000	216,035
Parkland Corp. 5.875%, 07/15/27 (144A)	473,000	511,488
Parsley Energy LLC / Parsley Finance Corp.
4.125%, 02/15/28 (144A)	525,000	556,500
5.250%, 08/15/25 (144A)	43,000	44,785
5.375%, 01/15/25 (144A)	279,000	286,924

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Parsley Energy LLC / Parsley Finance Corp.
5.625%, 10/15/27 (144A)	477,000	$522,076
PBF Holding Co. LLC / PBF Finance Corp. 9.250%, 05/15/25 (144A)	2,045,000	2,005,531
PDC Energy, Inc.
5.750%, 05/15/26	576,000	594,720
6.125%, 09/15/24	384,000	394,602
6.250%, 12/01/25	246,000	242,925
QEP Resources, Inc.
5.250%, 05/01/23	446,000	469,415
5.375%, 10/01/22	1,031,000	1,073,745
5.625%, 03/01/26	240,000	263,172
Range Resources Corp.
4.875%, 05/15/25	210,000	198,364
5.000%, 08/15/22	579,000	573,210
5.000%, 03/15/23 (a)	239,000	233,025
5.875%, 07/01/22	176,000	176,000
Repsol International Finance B.V. 3.750%, 5Y EUR Swap + 4.000%, 03/11/26 (EUR) (b)	100,000	130,976
SM Energy Co.
6.125%, 11/15/22	81,000	78,570
10.000%, 01/15/25 (144A) (a)	1,198,000	1,287,850
Southwestern Energy Co.
4.100%, 03/15/22	525,000	527,625
7.500%, 04/01/26	122,000	127,978
8.375%, 09/15/28	207,000	224,595
Sunoco L.P. / Sunoco Finance Corp.
4.500%, 05/15/29 (144A)	382,000	397,280
4.875%, 01/15/23	435,000	440,481
5.500%, 02/15/26	73,000	74,825
5.875%, 03/15/28 (a)	282,000	304,560
6.000%, 04/15/27 (a)	131,000	139,256
Transocean, Inc. 11.500%, 01/30/27 (144A)	330,000	235,950
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	505,000	527,725
WPX Energy, Inc.
4.500%, 01/15/30	918,000	973,080
5.250%, 09/15/24	290,000	315,888
5.250%, 10/15/27	280,000	296,694
5.750%, 06/01/26	97,000	101,971
5.875%, 06/15/28	447,000	487,243
8.250%, 08/01/23	91,000	103,569

		52,119,796

Oil & Gas Services—0.4%
Archrock Partners L.P. / Archrock Partners Finance Corp.
6.250%, 04/01/28 (144A)	439,000	456,981
6.875%, 04/01/27 (144A)	604,000	650,055
ChampionX Corp. 6.375%, 05/01/26	518,000	523,180
Pioneer Energy Services Corp. 11.000%, PIK, 05/15/25 (144A) † (c) (e) (f)	716,451	573,161
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp.
6.875%, 04/01/26	556,000	581,020

Oil & Gas Services—(Continued)
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp.
6.875%, 09/01/27	465,000	496,425

		3,280,822

Packaging & Containers—1.9%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (c)	2,027,000	2,163,823
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A)	685,000	715,825
4.750%, 07/15/27 (144A) (GBP)	151,000	213,979
4.750%, 07/15/27 (GBP)	100,000	141,708
5.250%, 04/30/25 (144A)	497,000	524,335
5.250%, 08/15/27 (144A)	1,972,000	2,070,225
CANPACK S.A. / Eastern PA Land Investment Holding LLC 3.125%, 11/01/25 (144A)	249,000	250,245
Crown Americas LLC / Crown Americas Capital Corp. 4.750%, 02/01/26	71,000	73,663
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	79,000	96,183
Graham Packaging Co., Inc. 7.125%, 08/15/28 (144A)	228,000	251,940
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging, Ltd. Co-Issuer LLC 6.000%, 09/15/28 (144A) †	352,000	361,680
Intertape Polymer Group, Inc. 7.000%, 10/15/26 (144A)	273,000	289,519
LABL Escrow Issuer LLC
6.750%, 07/15/26 (144A)	339,000	367,127
10.500%, 07/15/27 (144A)	423,000	476,404
Mauser Packaging Solutions Holding Co. 5.500%, 04/15/24 (144A)	1,054,000	1,074,795
OI European Group B.V.
2.875%, 02/15/25 (EUR)	100,000	123,689
3.125%, 11/15/24 (EUR)	100,000	126,209
Silgan Holdings, Inc. 2.250%, 06/01/28 (EUR)	100,000	123,990
Trivium Packaging Finance B.V.
3.750%, 08/15/26 (EUR)	128,000	160,593
5.500%, 08/15/26 (144A)	2,285,000	2,416,387
8.500%, 08/15/27 (144A)	3,311,000	3,625,545

		15,647,864

Pharmaceuticals—1.6%
AdaptHealth LLC
4.625%, 08/01/29 (144A)	161,000	165,428
6.125%, 08/01/28 (144A)	308,000	330,715
Bausch Health Americas, Inc. 8.500%, 01/31/27 (144A)	643,000	715,125
Bausch Health Cos., Inc.
5.000%, 01/30/28 (144A)	49,000	50,496
5.000%, 02/15/29 (144A)	1,156,000	1,188,599
5.250%, 01/30/30 (144A) (a)	1,387,000	1,452,883
5.250%, 02/15/31 (144A)	638,000	666,531
5.750%, 08/15/27 (144A)	172,000	184,470
6.250%, 02/15/29 (144A)	1,164,000	1,264,395

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Bausch Health Cos., Inc.
7.000%, 01/15/28 (144A)	282,000	$309,974
7.250%, 05/30/29 (144A)	1,387,000	1,559,141
9.000%, 12/15/25 (144A)	483,000	534,237
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (EUR)	100,000	122,470
5.500%, 01/15/28 (144A)	588,000	614,460
Elanco Animal Health, Inc. 5.900%, 08/28/28	20,000	23,600
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 06/30/28 (144A)	285,000	242,250
9.500%, 07/31/27 (144A)	693,000	773,561
Nidda Healthcare Holding GmbH 3.500%, 09/30/24 (EUR)	100,000	121,970
P&L Development LLC / PLD Finance Corp. 7.750%, 11/15/25 (144A)	344,000	369,800
Par Pharmaceutical, Inc. 7.500%, 04/01/27 (144A)	2,341,000	2,539,985
Rossini Sarl 6.750%, 10/30/25 (EUR)	141,000	183,449

		13,413,539

Pipelines—5.4%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 7.875%, 05/15/26 (144A)	761,000	785,793
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A)	370,000	394,050
Buckeye Partners L.P. 3.950%, 12/01/26	110,000	111,430
4.125%, 03/01/25 (144A)	300,000	303,750
4.500%, 03/01/28 (144A)	373,000	384,190
5.600%, 10/15/44	415,000	400,475
5.850%, 11/15/43	318,000	312,435
Cheniere Energy Partners L.P. 4.500%, 10/01/29	1,031,000	1,090,571
5.250%, 10/01/25	11,000	11,289
5.625%, 10/01/26	406,000	423,255
Cheniere Energy, Inc. 4.625%, 10/15/28 (144A)	2,798,000	2,937,900
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 5.625%, 05/01/27 (144A)	572,000	566,280
DCP Midstream Operating L.P. 5.125%, 05/15/29	248,000	275,062
5.375%, 07/15/25	226,000	248,333
5.625%, 07/15/27	431,000	478,410
6.450%, 11/03/36 (144A)	620,000	663,400
6.750%, 09/15/37 (144A)	949,000	1,024,920
Energy Transfer Operating L.P. 5.000%, 05/15/50	1,656,000	1,790,525
5.150%, 03/15/45	200,000	216,443
5.800%, 06/15/38	100,000	114,755
6.000%, 06/15/48	535,000	635,853
6.125%, 12/15/45	250,000	296,169
6.250%, 04/15/49	211,000	254,859
6.500%, 02/01/42	723,000	881,039

Pipelines—(Continued)
EnLink Midstream LLC 5.625%, 01/15/28 (144A)	385,000	393,272
EnLink Midstream Partners L.P. 4.150%, 06/01/25	39,000	38,220
4.400%, 04/01/24	429,000	423,324
4.850%, 07/15/26	55,000	53,350
5.050%, 04/01/45	128,000	101,760
5.375%, 06/01/29	178,000	173,105
5.600%, 04/01/44	444,000	356,310
EQM Midstream Partners L.P. 4.125%, 12/01/26	103,000	103,773
6.000%, 07/01/25 (144A)	554,000	606,630
6.500%, 07/01/27 (144A)	783,000	881,685
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.000%, 02/01/28 (144A)	448,000	451,360
5.625%, 06/15/24	316,000	307,310
6.500%, 10/01/25	111,000	107,948
7.750%, 02/01/28 (a)	246,000	235,545
8.000%, 01/15/27	467,000	464,665
Harvest Midstream I L.P. 7.500%, 09/01/28 (144A)	625,000	664,844
Hess Midstream Operations L.P. 5.125%, 06/15/28 (144A)	325,000	339,726
5.625%, 02/15/26 (144A)	298,000	309,920
Kinder Morgan Energy Partners L.P. 4.700%, 11/01/42	640,000	730,957
Kinder Morgan, Inc. 5.050%, 02/15/46	202,000	247,207
5.550%, 06/01/45	220,000	282,329
MPLX L.P. 4.700%, 04/15/48	807,000	955,507
5.200%, 03/01/47	208,000	252,656
5.500%, 02/15/49	615,000	808,587
New Fortress Energy, Inc. 6.750%, 09/15/25 (144A) (a)	3,044,000	3,223,748
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	691,000	933,263
NuStar Logistics L.P. 5.750%, 10/01/25	302,000	321,630
6.000%, 06/01/26	239,000	258,481
6.375%, 10/01/30	53,000	60,038
Plains All American Pipeline L.P. / PAA Finance Corp. 3.550%, 12/15/29	221,000	231,162
3.800%, 09/15/30	171,000	183,736
4.300%, 01/31/43	285,000	280,030
4.700%, 06/15/44	210,000	217,457
4.900%, 02/15/45	438,000	464,204
5.150%, 06/01/42	115,000	123,292
6.650%, 01/15/37	285,000	347,547
Rattler Midstream L.P. 5.625%, 07/15/25 (144A)	501,000	529,181
Rubis Terminal Infra SAS 5.625%, 05/15/25 (EUR)	102,000	132,758
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (144A) (a)	794,000	940,643

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Sunoco Logistics Partners Operations L.P. 5.300%, 04/01/44	460,000	$496,574
5.350%, 05/15/45	380,000	420,669
5.400%, 10/01/47	922,000	1,038,482
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 09/15/24 (144A)	834,000	848,595
6.000%, 12/31/30 (144A)	338,000	348,667
7.500%, 10/01/25 (144A)	294,000	317,399
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31 (144A)	638,000	692,230
5.000%, 01/15/28	1,021,000	1,077,727
5.125%, 02/01/25	314,000	321,850
5.375%, 02/01/27	22,000	23,108
5.500%, 03/01/30	735,000	797,990
6.500%, 07/15/27	298,000	323,330
6.875%, 01/15/29	843,000	949,429
Western Midstream Operating L.P. 3.950%, 06/01/25	395,000	402,900
4.750%, 08/15/28	84,000	87,360
5.300%, 03/01/48	871,000	863,126
5.450%, 04/01/44	704,000	711,934
5.500%, 08/15/48	146,000	143,312
6.250%, 02/01/50	1,603,000	1,763,300
Williams Cos., Inc. (The) 5.800%, 11/15/43	640,000	834,005

		44,600,333

Real Estate—0.4%
ADLER Group S.A. 2.750%, 11/13/26 (EUR)	100,000	125,066
3.250%, 08/05/25 (EUR)	200,000	254,323
ADLER Real Estate AG 3.000%, 04/27/26 (EUR)	100,000	128,444
Citycon Oyj 4.496%, 5Y EUR Swap + 4.711%, 11/24/24 (EUR) (b)	100,000	121,524
Consus Real Estate AG 9.625%, 05/15/24 (EUR)	100,000	130,990
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	726,000	800,415
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	200,000	211,710
Greystar Real Estate Partners LLC 5.750%, 12/01/25 (144A)	175,000	178,938
Heimstaden Bostad AB 3.248%, 5Y EUR Swap + 3.667%, 11/19/24 (EUR) (b)	100,000	125,525
3.375%, 5Y EUR Swap + 3.914%, 01/15/26 (EUR) (b)	100,000	126,817
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A)	84,000	86,625
5.375%, 08/01/28 (144A)	351,000	377,500
Peach Property Finance GmbH 3.500%, 02/15/23 (EUR)	100,000	124,608
Realogy Group LLC 7.625%, 06/15/25 (144A)	279,000	302,916
Summit Properties, Ltd. 2.000%, 01/31/25 (EUR)	100,000	119,603

Real Estate—(Continued)
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (e) (f)	70,000	0
Unique Pub Finance Co. plc (The) 6.464%, 03/30/32 (GBP)	400,000	532,290

		3,747,294

Real Estate Investment Trusts—3.4%
Brookfield Property REIT, Inc. 5.750%, 05/15/26 (144A)	364,000	359,113
Diversified Healthcare Trust 9.750%, 06/15/25	474,000	537,990
Global Net Lease, Inc. / Global Net Lease Operating Partnership L.P. 3.750%, 12/15/27 (144A)	602,000	620,888
GLP Capital L.P. / GLP Financing II, Inc. 3.350%, 09/01/24	230,000	241,447
4.000%, 01/15/30	1,065,000	1,156,867
4.000%, 01/15/31	620,000	676,556
5.250%, 06/01/25	794,000	893,314
5.375%, 04/15/26	229,000	262,816
Host Hotels & Resorts L.P. 3.500%, 09/15/30	260,000	273,774
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	100,000	138,541
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	103,000	108,665
5.250%, 07/15/30 (144A)	1,159,000	1,251,720
5.625%, 07/15/32 (144A)	1,421,000	1,566,652
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A)	720,000	707,400
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 3.875%, 02/15/29 (144A)	936,000	957,060
4.500%, 09/01/26	803,000	863,948
4.500%, 01/15/28	1,264,000	1,344,744
4.625%, 06/15/25 (144A) (a)	768,000	822,528
5.625%, 05/01/24	170,000	184,645
5.750%, 02/01/27	405,000	454,357
MPT Operating Partnership L.P. / MPT Finance Corp. 3.500%, 03/15/31	1,015,000	1,047,987
4.625%, 08/01/29	950,000	1,021,250
5.000%, 10/15/27	209,000	222,324
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.875%, 10/01/28 (144A)	194,000	206,610
RHP Hotel Properties L.P. / RHP Finance Corp. 4.750%, 10/15/27	1,029,000	1,065,015
SBA Communications Corp. 3.875%, 02/15/27	1,815,000	1,901,757
Service Properties Trust 4.350%, 10/01/24	89,000	87,888
4.500%, 06/15/23	90,000	90,450
5.500%, 12/15/27	281,000	307,114
7.500%, 09/15/25	740,000	852,559

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Starwood Property Trust, Inc. 5.500%, 11/01/23 (144A)	68,000	$71,060
Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.875%, 02/15/25 (144A)	346,000	371,677
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 6.000%, 04/15/23 (144A) (a)	749,000	763,980
8.250%, 10/15/23 (a)	1,269,000	1,278,517
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A) (a)	211,000	215,806
3.750%, 02/15/27 (144A)	920,000	940,700
4.125%, 08/15/30 (144A)	1,941,000	2,048,978
4.250%, 12/01/26 (144A)	1,839,000	1,907,319
4.625%, 12/01/29 (144A)	847,000	906,290

		28,730,306

Retail—2.7%
1011778 BC ULC / New Red Finance, Inc. 3.500%, 02/15/29 (144A)	227,000	226,716
3.875%, 01/15/28 (144A)	216,000	219,406
4.000%, 10/15/30 (144A)	437,000	443,188
4.375%, 01/15/28 (144A)	683,000	703,490
5.750%, 04/15/25 (144A)	615,000	658,050
Asbury Automotive Group, Inc. 4.500%, 03/01/28	282,000	293,985
4.750%, 03/01/30	282,000	302,445
Dave & Buster’s, Inc. 7.625%, 11/01/25 (144A)	457,000	480,992
Dufry One B.V. 2.000%, 02/15/27 (EUR)	100,000	114,194
eG Global Finance plc 6.250%, 10/30/25 (EUR)	180,000	225,811
6.750%, 02/07/25 (144A)	758,000	780,740
8.500%, 10/30/25 (144A)	525,000	556,500
Ferrellgas L.P. / Ferrellgas Finance Corp. 10.000%, 04/15/25 (144A)	608,000	672,156
Gap, Inc. (The) 8.875%, 05/15/27 (144A)	357,000	414,120
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	2,381,000	2,363,904
Group 1 Automotive, Inc. 4.000%, 08/15/28 (144A)	342,000	352,527
IRB Holding Corp. 7.000%, 06/15/25 (144A)	315,000	344,138
Ken Garff Automotive LLC 4.875%, 09/15/28 (144A)	286,000	297,440
L Brands, Inc. 6.625%, 10/01/30 (144A)	307,000	341,538
6.750%, 07/01/36	153,000	170,461
6.875%, 07/01/25 (144A)	920,000	998,918
6.875%, 11/01/35	922,000	1,034,945
LBM Acquisition LLC 6.250%, 01/15/29 (144A)	454,000	472,310
Macy’s, Inc. 8.375%, 06/15/25 (144A) (a)	1,221,000	1,355,505
Marks & Spencer plc 4.500%, 07/10/27 (GBP)	100,000	141,798

Retail—(Continued)
Murphy Oil USA, Inc. 4.750%, 09/15/29	302,000	321,253
Nordstrom, Inc. 8.750%, 05/15/25 (144A)	1,121,000	1,255,499
Penske Automotive Group, Inc. 3.500%, 09/01/25	431,000	438,004
PetSmart, Inc. 5.875%, 06/01/25 (144A)	937,000	962,767
7.125%, 03/15/23 (144A)	538,000	537,812
Specialty Building Products Holdings LLC / SBP Finance Corp. 6.375%, 09/30/26 (144A)	844,000	894,421
SRS Distribution, Inc. 8.250%, 07/01/26 (144A)	985,000	1,046,562
Staples, Inc. 7.500%, 04/15/26 (144A) (a)	1,329,000	1,387,835
Stonegate Pub Co. Financing plc 8.250%, 07/31/25 (GBP)	100,000	$138,459
Tendam Brands S.A.U. 5.250%, 3M EURIBOR + 5.250%, 09/15/24 (EUR) (b)	100,000	112,697
White Cap Buyer LLC 6.875%, 10/15/28 (144A)	927,000	988,414
Yum! Brands, Inc. 3.625%, 03/15/31	301,000	304,260
4.750%, 01/15/30 (144A)	242,000	265,353
5.350%, 11/01/43	14,000	15,820

		22,634,433

Semiconductors—0.3%
AMS AG 6.000%, 07/31/25 (EUR)	251,000	324,588
Entegris, Inc. 4.375%, 04/15/28 (144A)	325,000	346,125
Infineon Technologies AG 2.875%, 5Y EUR Swap + 3.388%, 01/01/25 (EUR) (b)	100,000	126,567
Microchip Technology, Inc. 4.250%, 09/01/25 (144A)	1,151,000	1,217,599
ON Semiconductor Corp. 3.875%, 09/01/28 (144A)	703,000	725,847
Qorvo, Inc. 3.375%, 04/01/31 (144A)	9,000	9,292

		2,750,018

Software—3.2%
ACI Worldwide, Inc. 5.750%, 08/15/26 (144A)	1,549,000	1,638,067
Ascend Learning LLC 6.875%, 08/01/25 (144A) (a)	1,449,000	1,489,781
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	815,000	834,356
Boxer Parent Co., Inc. 6.500%, 10/02/25 (EUR)	200,000	257,954
7.125%, 10/02/25 (144A)	766,000	831,453
9.125%, 03/01/26 (144A)	1,771,000	1,903,825
BY Crown Parent LLC 7.375%, 10/15/24 (144A)	1,281,000	1,303,417

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
BY Crown Parent LLC / BY Bond Finance, Inc. 4.250%, 01/31/26 (144A)	1,251,000	$1,282,275
Camelot Finance S.A. 4.500%, 11/01/26 (144A)	500,000	521,875
Castle U.S. Holding Corp. 9.500%, 02/15/28 (144A)	686,000	686,000
CDK Global, Inc. 5.250%, 05/15/29 (144A)	62,000	68,691
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.750%, 03/01/25 (144A) (a)	2,151,000	2,194,020
Dun & Bradstreet Corp. (The) 6.875%, 08/15/26 (144A)	798,000	857,850
10.250%, 02/15/27 (144A)	557,000	628,018
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	187,000	196,818
MSCI, Inc. 3.875%, 02/15/31 (144A)	151,000	159,683
4.000%, 11/15/29 (144A)	68,000	72,420
Nuance Communications, Inc. 5.625%, 12/15/26	234,000	247,600
Open Text Corp. 3.875%, 02/15/28 (144A)	358,000	371,425
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A)	414,000	440,413
PTC, Inc. 4.000%, 02/15/28 (144A)	228,000	238,973
Rackspace Technology Global, Inc. 5.375%, 12/01/28 (144A)	954,000	999,506
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A)	4,352,000	4,509,760
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	2,444,000	2,610,241
Veritas U.S. Inc. / Veritas Bermuda, Ltd. 7.500%, 09/01/25 (144A)	2,190,000	2,247,487

		26,591,908

Telecommunications—8.0%
Altice France Holding S.A. 6.000%, 02/15/28 (144A) (a)	862,000	872,973
10.500%, 05/15/27 (144A)	3,936,000	4,418,160
Altice France S.A. 2.500%, 01/15/25 (EUR)	100,000	119,659
4.125%, 01/15/29 (EUR)	100,000	124,486
5.125%, 01/15/29 (144A)	331,000	342,585
5.500%, 01/15/28 (144A)	764,000	798,770
5.875%, 02/01/27 (EUR)	200,000	259,930
7.375%, 05/01/26 (144A)	3,270,000	3,441,675
8.125%, 02/01/27 (144A)	2,130,000	2,348,346
Avaya, Inc. 6.125%, 09/15/28 (144A)	1,793,000	1,915,390
CenturyLink, Inc.
4.500%, 01/15/29 (144A)	1,787,000	1,818,273
5.125%, 12/15/26 (144A) (a)	2,482,000	2,620,893
6.750%, 12/01/23	578,000	643,748
7.500%, 04/01/24 (a)	544,000	616,080

Telecommunications—(Continued)
CenturyLink, Inc.
7.600%, 09/15/39	856,000	1,040,040
7.650%, 03/15/42	1,391,000	1,683,110
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A)	1,046,000	1,087,840
8.000%, 10/15/25 (144A)	104,000	110,890
CommScope Technologies LLC 5.000%, 03/15/27 (144A)	578,000	572,220
6.000%, 06/15/25 (144A)	794,000	811,865
CommScope, Inc. 5.500%, 03/01/24 (144A)	236,000	243,316
6.000%, 03/01/26 (144A)	719,000	757,538
7.125%, 07/01/28 (144A)	83,000	88,427
8.250%, 03/01/27 (144A)	91,000	97,143
Connect Finco SARL / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	4,682,000	5,042,608
Consolidated Communications, Inc. 6.500%, 10/01/28 (144A)	1,133,000	1,212,310
Frontier Communications Corp. 5.000%, 05/01/28 (144A)	1,463,000	1,525,178
5.875%, 10/15/27 (144A)	1,081,000	1,168,831
6.750%, 05/01/29 (144A)	1,001,000	1,071,070
Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. 9.875%, 05/01/24 (144A)	450,000	481,833
Hughes Satellite Systems Corp. 5.250%, 08/01/26	61,000	67,329
Intelsat Jackson Holdings S.A. 8.000%, 02/15/24 (144A) † (d)	142,000	145,373
Koninklijke KPN NV 2.000%, 5Y EUR Swap + 2.344%, 11/08/24 (EUR) (b)	200,000	244,330
Level 3 Financing, Inc. 3.625%, 01/15/29 (144A)	437,000	435,908
4.250%, 07/01/28 (144A)	1,513,000	1,554,608
Ligado Networks LLC 15.500%, PIK, 11/01/23 (144A) (c)	3,275,000	3,176,750
Nokia Oyj 6.625%, 05/15/39	397,000	507,091
Oi S.A. 10.000%, PIK, 07/27/25 (c)	11,000	11,701
PPF Telecom Group B.V. 3.250%, 09/29/27 (EUR)	100,000	131,022
QualityTech L.P. / QTS Finance Corp. 3.875%, 10/01/28 (144A)	630,000	642,600
Sable International Finance, Ltd. 5.750%, 09/07/27 (144A)	300,000	319,125
SoftBank Group Corp. 4.000%, 04/20/23 (EUR)	194,000	247,025
4.500%, 04/20/25 (EUR)	200,000	261,433
4.750%, 07/30/25 (EUR)	100,000	132,952
5.000%, 04/15/28 (EUR)	100,000	136,031
Sprint Capital Corp. 6.875%, 11/15/28	1,850,000	2,439,188
8.750%, 03/15/32	1,930,000	3,055,914
Sprint Corp. 7.125%, 06/15/24	120,000	140,327
7.625%, 03/01/26	1,206,000	1,496,881
7.875%, 09/15/23	235,000	272,083

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Switch, Ltd. 3.750%, 09/15/28 (144A)	741,000	$752,115
T-Mobile USA, Inc. 4.750%, 02/01/28	242,000	260,123
Telecom Italia Capital S.A. 6.000%, 09/30/34	1,052,000	1,281,431
6.375%, 11/15/33	539,000	662,970
7.200%, 07/18/36	214,000	288,722
7.721%, 06/04/38	381,000	529,590
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	42,000	75,446
Telecom Italia S.p.A. 4.000%, 04/11/24 (EUR)	100,000	131,980
5.303%, 05/30/24 (144A)	526,000	572,025
Telefonica Europe B.V. 4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (b)	200,000	265,097
5.875%, 10Y EUR Swap + 4.301%, 03/31/24 (EUR) (b)	100,000	137,283
Telesat Canada / Telesat LLC 4.875%, 06/01/27 (144A)	521,000	539,235
ViaSat, Inc. 5.625%, 04/15/27 (144A) (a)	631,000	662,550
6.500%, 07/15/28 (144A) (a)	1,049,000	1,135,238
Vmed O2 UK Financing I plc 3.250%, 01/31/31 (EUR)	100,000	125,341
Vodafone Group Plc 3.100%, 5Y EUR Swap + 2.669%, 01/03/79 (EUR) (b)	300,000	379,862
VTR Comunicaciones S.p.A. 5.125%, 01/15/28 (144A)	442,000	470,730
Zayo Group Holdings, Inc.
4.000%, 03/01/27 (144A)	2,761,000	2,767,902
6.125%, 03/01/28 (144A)	2,826,000	2,988,495

		66,778,993

Toys/Games/Hobbies—0.3%
Mattel, Inc.
5.450%, 11/01/41	492,000	541,372
5.875%, 12/15/27 (144A)	213,000	236,696
6.200%, 10/01/40	159,000	185,633
6.750%, 12/31/25 (144A)	1,073,000	1,132,519

		2,096,220

Transportation—0.0%
CMA CGM S.A. 7.500%, 01/15/26 (EUR)	100,000	130,716
Getlink SE 3.500%, 10/30/25 (EUR)	100,000	125,933

		256,649

Trucking & Leasing—0.0%
Fortress Transportation and Infrastructure Investors LLC
6.500%, 10/01/25 (144A)	165,000	172,443
9.750%, 08/01/27 (144A)	107,000	122,649

		295,092

Total Corporate Bonds & Notes (Cost $681,026,060)		722,566,350

Floating Rate Loans (h)—8.7%
Security Description	Principal Amount*	Value

Advertising—0.2%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.714%, 3M LIBOR + 3.500%, 08/21/26	1,688,507	1,629,058
Terrier Media Buyer, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 12/17/26	346,306	346,835

		1,975,893

Aerospace/Defense—0.1%
Sequa Mezzanine Holdings LLC Extended Term Loan, 7.750%, 3M LIBOR + 6.750%, 11/28/23	388,300	391,213
Spirit Aerosystems, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.250%, 01/30/25	436,000	441,722

		832,935

Airlines—0.2%
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	121,875	125,706
Mileage Plus Holdings LLC Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/25/27	402,000	419,615
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	696,000	723,057

		1,268,378

Auto Parts & Equipment—0.1%
Clarios Global L.P. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 04/30/26	583,585	582,126

Building Materials—0.1%
CP Atlas Buyer, Inc. Incremental Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/23/27	56,000	56,175
Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/23/27	168,000	168,525
CPG International, Inc. Term Loan, 4.750%, 6M LIBOR + 3.750%, 05/05/24	214,724	215,261
Forterra Finance, LLC Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/25/23	205,935	206,353

		646,314

Chemicals—0.6%
Alpha 3 B.V. Term Loan B1, 4.000%, 3M LIBOR + 3.000%, 01/31/24	2,182,041	2,176,756
Ascend Performance Materials Operations LLC Term Loan B, 6.250%, 3M LIBOR + 5.250%, 08/27/26	896,650	900,012
Diamond (BC) B.V. Term Loan, 3.214%, 3M LIBOR + 3.000%, 09/06/24	1,109,600	1,095,557
Illuminate Buyer LLC Term Loan, 4.147%, 1M LIBOR + 4.000%, 06/30/27	629,423	630,603
Invictus U.S. LLC 2nd Lien Term Loan, 6.897%, 1M LIBOR + 6.750%, 03/30/26	103,713	99,738

		4,902,666

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.6%
Amentum Government Services Holdings LLC Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/01/27	143,280	$143,101
AVSC Holding Corp. 2nd Lien Term Loan, 8.250%, 3M LIBOR + 7.250%, 09/01/25	658,678	419,357
BidFair MergerRight, Inc. Term Loan B, 6.500%, 1M LIBOR + 5.500%, 01/15/27	285,383	287,285
Parexel International Corp. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 09/27/24	534,000	525,895
Refinitiv U.S. Holdings, Inc. Term Loan, 3.397%, 1M LIBOR + 3.250%, 10/01/25	430,394	430,293
Sabre GLBL, Inc. Term Loan B, 12/10/27 (g)	211,000	211,791
TruGreen Limited Partnership 2nd Lien Term Loan, 9.250%, 1M LIBOR + 8.500%, 11/02/28	378,000	381,780
Verscend Holding Corp. Term Loan B, 4.647%, 1M LIBOR + 4.500%, 08/27/25	2,367,964	2,371,516

		4,771,018

Computers—0.1%
Flexential Intermediate Corp. Term Loan, 7.482%, 3M LIBOR + 7.250%, 08/01/25	148,000	93,721
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	69,160	68,836
TierPoint LLC 1st Lien Term Loan, 4.750%, 1M LIBOR + 3.750%, 05/06/24	316,967	316,967

		479,524

Distribution/Wholesale—0.0%
Dealer Tire, LLC Term Loan B, 4.397%, 1M LIBOR + 4.250%, 12/12/25	166,320	165,627
KAR Auction Services, Inc. Term Loan B6, 2.438%, 1M LIBOR + 2.250%, 09/19/26	120,402	118,345

		283,972

Diversified Financial Services—0.0%
Jefferies Finance LLC Term Loan, 3.188%, 1M LIBOR + 3.000%, 06/03/26	246,812	245,424

Electric—0.0%
Calpine Corp. Term Loan B10, 2.147%, 1M LIBOR + 2.000%, 08/12/26	36,051	35,643

Engineering & Construction—0.5%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	3,880,803	3,796,179

Environmental Control—0.0%
GFL Environmental, Inc. Term Loan, 3.500%, 3M LIBOR + 3.000%, 05/30/25	204,170	204,708

Healthcare-Products—0.3%
Ortho-Clinical Diagnostics S.A.
Term Loan B, 3.398%, 1M LIBOR + 3.250%, 06/30/25	298,073	294,427
Term Loan B, 3.500%, 3M EURIBOR + 3.500%, 06/30/25 (EUR)	992,500	1,195,310
Sotera Health Holdings LLC Term Loan, 5.500%, 3M LIBOR + 4.500%, 12/11/26	908,158	912,813

		2,402,550

Healthcare-Services—0.4%
AHP Health Partners, Inc. Term Loan, 5.500%, 1M LIBOR + 4.500%, 06/30/25	315,098	316,920
Da Vinci Purchaser Corp. Term Loan, 5.000%, 3M LIBOR + 4.000%, 01/08/27	400,985	402,739
Envision Healthcare Corp. 1st Lien Term Loan, 3.897%, 1M LIBOR + 3.750%, 10/10/25	1,418,426	1,190,887
Gentiva Health Services, Inc. Term Loan, 3.438%, 1M LIBOR + 3.250%, 07/02/25	336,154	335,593
Jaguar Holding Co. II Term Loan, 3.500%, 1M LIBOR + 2.500%, 08/18/22	502,787	502,975
Quorum Health Corp. Term Loan, 9.250%, 3M LIBOR + 8.250%, 04/29/25	360,168	355,666
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3.897%, 1M LIBOR + 3.750%, 11/16/25	251,646	251,194
Surgery Center Holdings, Inc. Term Loan B, 9.000%, 1M LIBOR + 8.000%, 09/03/24	37,715	38,846

		3,394,820

Insurance—0.4%
Asurion LLC
2nd Lien Term Loan, 6.647%, 1M LIBOR + 6.500%, 08/04/25	917,788	925,818
Extended Term Loan, 3.397%, 1M LIBOR + 3.250%, 12/23/26	162,562	161,242
Ryan Specialty Group LLC Term Loan, 4.000%, 1M LIBOR + 3.250%, 09/01/27	427,927	427,927
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.397%, 1M LIBOR + 3.250%, 12/31/25	770,060	759,311
Term Loan B, 4.147%, 1M LIBOR + 4.000%, 09/03/26	508,260	508,366
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	363,175	366,353

		3,149,017

Internet—0.2%
Airbnb, Inc. Term Loan, 8.500%, 1M LIBOR + 7.500%, 04/17/25	160,195	173,812
Barracuda Networks, Inc. 2nd LienTerm Loan, 7.500%, 2M LIBOR + 6.750%, 10/30/28	306,867	310,703
CNT Holdings I Corp. 2nd LienTerm Loan, 4.500%, 6M LIBOR + 3.750%, 11/08/27	538,000	538,912
Northwest Fiber LLC Term Loan B, 5.653%, 1M LIBOR + 5.500%, 05/21/27	473,620	475,766
PUG LLC Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/12/27	380,123	363,968

		1,863,161

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.1%
Caesars Resort Collection LLC Term Loan B1, 4.647%, 1M LIBOR + 4.500%, 07/21/25	335,381	$336,409
Golden Nugget, Inc.
Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	873,821	846,878
Initial Term Loan, 13.000%, 3M LIBOR + 12.000%, 10/04/23	122,507	139,658

		1,322,945

Machinery-Diversified—0.2%
Titan Acquisition, Ltd. Term Loan B, 3.267%, 6M LIBOR + 3.000%, 03/28/25	1,993,815	1,950,948

Media—0.1%
A-L Parent LLC 1st Lien Term Loan, 4.250%, 1M LIBOR + 3.250%, 12/01/23	160,876	146,317
Altice Financing S.A. USD Term Loan B, 2.909%, 1M LIBOR + 2.750%, 07/15/25	80,908	79,332
MSG National Properties LLC Term Loan, 7.000%, 3M LIBOR + 6.250%, 11/12/25	914,000	923,140
Radiate Holdco LLC Term Loan, 4.250%, 1M LIBOR + 3.500%, 09/25/26	80,673	80,900

		1,229,689

Miscellaneous Manufacturing—0.0%
Momentive Performance Materials, Inc. Term Loan B, 3.400%, 1M LIBOR + 3.250%, 05/15/24	175,049	173,135

Oil & Gas—0.3%
Ascent Resources - Utica Fixed 2nd Lien Term Loan, 10.000%, 1M LIBOR + 9.000%, 11/01/25	2,637,543	2,885,912

Oil & Gas Services—0.0%
McDermott Technology Americas, Inc. Make Whole Term Loan, 3.147%, 1M LIBOR + 3.000%, 06/30/24	31,220	25,756

Packaging & Containers—0.1%
BWAY Holding Co. Term Loan B, 3.480%, 3M LIBOR + 3.250%, 04/03/24	406,259	394,071
Charter NEX U.S., Inc. 2nd Lien Term Loan, 5.000%, 1M LIBOR + 4.250%, 12/01/27	176,633	177,756

		571,827

Pharmaceuticals—0.3%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/29/24	1,093,511	1,080,183
Milano Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	1,061,000	1,063,652

		2,143,835

Retail—0.6%
IRB Holding Corp. Incremental Term Loan, 12/15/27 (g)	883,000	884,214
LBM Acquisition LLC 2nd Lien Term Loan, 12/09/27 (g)	20,862	20,893
Term Loan B, 12/09/27 (g)	93,878	94,019
PetSmart, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/11/22	1,507,143	1,507,143
SRS Distribution, Inc. 1st Lien Term Loan, 3.147%, 1M LIBOR + 3.000%, 05/23/25	656,726	647,520
Incremental Term Loan B, 4.396%, 1M LIBOR + 4.250%, 05/23/25	337,450	337,450
White Cap Buyer LLC Term Loan B, 4.500%, 6M LIBOR + 4.000%, 10/19/27	1,240,000	1,241,550

		4,732,789

Shipbuilding—0.1%
MHI Holdings LLC Term Loan B, 5.147%, 1M LIBOR + 5.000%, 09/21/26	958,085	956,887

Software—1.7%
Ascend Learning LLC Term Loan B, 4.000%, 1M LIBOR + 3.000%, 07/12/24	199,037	198,590
Banff Merger Sub, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 10/02/25	688,744	687,366
By Crown Parent LLC Term Loan B1, 4.000%, 1M LIBOR + 3.000%, 02/02/26	114,441	114,441
Camelot U.S. Acquisition 1 Co. Incremental Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/30/26	277,000	276,942
Castle U.S. Holding Corp. Term Loan B, 4.004%, 3M LIBOR + 3.750%, 01/29/27	463,088	455,099
CCC Information Services, Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 04/29/24	100,482	100,408
Dun & Bradstreet Corp. (The) Term Loan, 3.898%, 1M LIBOR + 3.750%, 02/06/26	973,047	974,507
Emerald TopCo., Inc. Term Loan, 3.714%, 3M LIBOR + 3.500%, 07/24/26	355,480	352,370
Epicor Software Corp. 2nd Lien Term Loan, 8.750%, 1M LIBOR + 7.750%, 07/31/28	210,000	219,450
Term Loan, 5.250%, 1M LIBOR + 4.250%, 07/30/27	582,262	586,448
Greeneden U.S., Holdings II LLC USD Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/01/27	620,418	622,648
Informatica LLC 2nd Lien Term Loan, 7.125%, 3M LIBOR + 7.155%, 02/25/25	956,000	976,315
Term Loan B, 3.397%, 1M LIBOR + 3.250%, 02/25/27	445,633	443,404
Mitchell International, Inc.
1st Lien Term Loan, 3.397%, 1M LIBOR + 3.250%, 11/29/24	324,483	319,261
2nd Lien Term Loan, 7.397%, 1M LIBOR + 7.250%, 12/01/25	214,667	208,394
Omnitracs, Inc. 2nd Lien Term Loan, 8.148%, 1M LIBOR + 8.000%, 09/29/28	120,000	119,100
Planview Parent, Inc. 2nd Lien Term Loan, 12/11/28 (g)	370,000	370,000

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Rackspace Hosting, Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 11/03/23	223,779	$223,872
Renaissance Holding Corp. 1st Lien Term Loan, 3.397%, 1M LIBOR + 3.250%, 05/30/25	12,475	12,291
Severin Acquisition LLC Term Loan B, 3.404%, 1M LIBOR + 3.250%, 08/01/25	203,840	201,462
Sophia, L.P. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 10/07/27	1,436,000	1,440,487
2nd Lien Term Loan, 5.000%, 3M LIBOR + 8.000%, 10/09/28	1,828,000	1,821,145
Tibco Software, Inc. 2nd Lien Term Loan, 7.400%, 1M LIBOR + 7.250%, 03/03/28	637,000	645,759
Ultimate Software Group, Inc. (The) Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 05/04/26	419,948	422,940
Term Loan B, 3.897%, 1M LIBOR + 3.750%, 05/04/26	234,415	234,649
Veritas U.S., Inc. Term Loan B, 6.500%, 3M LIBOR + 5.500%, 09/01/25	1,966,256	1,964,618

		13,991,966

Telecommunications—1.4%
Altice France S.A. Term Loan B13, 4.237%, 3M LIBOR + 4.000%, 08/14/26	366,998	366,118
Connect Finco Sarl Term Loan B, 5.500%, 3M LIBOR + 4.500%, 12/11/26	379,451	381,586
Delta TopCo, Inc. Term Loan B, 4.500%, 6M LIBOR + 3.750%, 12/01/27	981,385	983,225
Digicel International Finance, Ltd. Term Loan B, 3.510%, 6M LIBOR + 3.250%, 05/28/24	767,751	704,412
Frontier Communications Corp. DIP Exit Term Loan, 5.750%, 1M LIBOR + 4.750%, 10/08/21	704,000	711,040
Intelsat Jackson Holdings S.A. Term Loan, 6.500%, 3M LIBOR + 5.500%, 07/13/22 †	1,525,413	1,561,642
Term Loan B3, 8.000%, PRIME + 4.750%, 11/27/23 †	487,752	494,357
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24 †	553,575	564,093
Term Loan B5, 8.625%, 01/02/24 †	3,399,612	3,466,544
Xplornet Communications, Inc. Term Loan B, 4.897%, 1M LIBOR + 4.750%, 06/10/27	1,060,967	1,064,945
Zayo Group Holdings, Inc. Term Loan, 3.147%, 1M LIBOR + 3.000%, 03/09/27	1,315,696	1,309,416

		11,607,378

Total Floating Rate Loans (Cost $71,531,740)		72,427,395

Common Stocks—1.1%

Auto Components—0.0%
Lear Corp.	525	83,491

Building Products—0.0%
Azek Co., Inc. (The) (i)	452	17,379

Chemicals—0.2%
Element Solutions, Inc.	85,930	1,523,539

Consumer Finance—0.0%
Arrow Global Group plc (i)	8,581	24,001

Diversified Telecommunication Services—0.1%
CenturyLink, Inc.	34,942	340,684

Energy Equipment & Services—0.0%
Pioneer Energy Services Corp. † (e) (f) (i)	1,763	68,463

Entertainment—0.1%
Live Nation Entertainment, Inc. (a) (i)	7,585	557,346

Equity Real Estate Investment Trusts—0.4%
Gaming and Leisure Properties, Inc.	34,594	1,466,786
VICI Properties, Inc. (a)	78,068	1,990,734

		3,457,520

Life Sciences Tools & Services—0.0%
PPD, Inc. (i)	2,726	93,284

Media—0.0%
Clear Channel Outdoor Holdings, Inc. (i)	202,217	333,658

Metals & Mining—0.2%
Constellium SE (i)	113,844	1,592,677

Pharmaceuticals—0.1%
Bausch Health Cos., Inc. (i)	54,629	1,136,283

Total Common Stocks (Cost $8,214,506)		9,228,325

Convertible Bonds—0.8%

Engineering & Construction—0.0%
Cellnex Telecom S.A. 0.750%, 11/20/31 (EUR)	100,000	117,490

Entertainment—0.1%
Live Nation Entertainment, Inc. 2.000%, 02/15/25 (144A)	353,000	373,558
2.500%, 03/15/23 (a)	480,000	619,584

		993,142

Lodging—0.0%
Accor S.A. 0.700%, 12/07/27 (EUR)	112,800	71,261

Media—0.5%
DISH Network Corp. 2.375%, 03/15/24	699,000	651,419
3.375%, 08/15/26	989,000	942,746

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Media—(Continued)
Liberty Broadband Corp. 1.250%, 09/30/50 (144A)	615,000	$620,849
2.750%, 09/30/50 (144A)	1,934,000	2,068,920

		4,283,934

Oil & Gas—0.1%
PDC Energy, Inc. 1.125%, 09/15/21	459,000	445,955

Oil & Gas Services—0.1%
Pioneer Energy Services Corp. 5.000%, PIK, 11/15/25 † 144A (c) (e) (f)	504,365	272,582

Semiconductors—0.0%
ams AG 2.125%, 11/03/27 (EUR)	100,000	122,013

Telecommunications—0.0%
Telecom Italia S.p.A. 1.125%, 03/26/22 (EUR)	100,000	121,849

Total Convertible Bonds (Cost $6,127,627)		6,428,226

Asset-Backed Security—0.0%

Asset-Backed - Other—0.0%
CIFC Funding, Ltd. 2.418%, 3M LIBOR + 2.200%, 10/17/30 (144A) (b) (Cost $250,000)	250,000	247,518

Warrant—0.0%

Oil & Gas—0.0%
Callon Petroleum Co. (i)	8,326	62,944
SM Energy Co. (i)	16,807	102,691

Total Warrants (Cost $72,102)		165,635

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc.	489,000	5,477
Lehman Brothers Holdings, Inc.	1,740,000	19,488

Total Escrow Shares (Cost $0)		24,965

Short-Term Investment—1.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $11,211,392, collateralized by U.S. Treasury Note at 1.625%, maturing 08/31/22, with a market value of $11,435,713.	11,211,392	11,211,392

Total Short-Term Investments (Cost $11,211,392)		11,211,392

Securities Lending Reinvestments (j)—2.6%

Certificates of Deposit—0.5%
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (b)	1,000,000	1,000,121
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (b)	1,000,000	999,870
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (b)	1,000,000	999,991
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (b)	1,000,000	1,000,454

		4,000,436

Repurchase Agreements—1.9%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $500,014; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $555,274.	500,000	500,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,201,363; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $1,225,384.	1,201,357	1,201,357
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $102,000.	100,000	100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $100,004; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $111,115.	100,000	100,000

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (j)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $96,612; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $98,583.	96,611	$96,611
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $4,500,105; collateralized by various Common Stock with an aggregate market value of $5,000,058.	4,500,000	4,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,700,060; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,995,370.	2,700,000	2,700,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,442,215.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $700,035; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $776,456.	700,000	700,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $4,000,080; collateralized by various Common Stock with an aggregate market value of $4,445,199.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $300,007; collateralized by various Common Stock with an aggregate market value of $333,390.	300,000	300,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $100,004; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	100,000

		15,697,968

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (k)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $21,697,968)		21,698,404

Total Investments—101.2% (Cost $800,131,395)		843,998,210
Other assets and liabilities (net)—(1.2)%		(10,358,637)

Net Assets—100.0%		$833,639,573

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $8,530,337, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $28,378,261 and the collateral received consisted of cash in the amount of $21,697,968 and non-cash collateral with a value of $7,782,614. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.1% of net assets.
(g)	This loan will settle after December 31, 2020, at which time the interest rate will be determined.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	Non-income producing security.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $518,483,817, which is 62.2% of net assets.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Extraction Oil & Gas, Inc., 5.625%, 02/01/26	01/18/18-09/16/19	1,071,000	$1,025,217	$192,780
Extraction Oil & Gas, Inc., 7.375%, 05/15/24	07/18/17-09/11/19	969,000	932,506	174,420
Great Western Petroleum LLC / Great Western Finance Corp., 9.000%, 09/30/21	09/15/16-09/22/17	842,000	855,379	488,360
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging, Ltd. Co-Issuer LLC, 6.000%, 09/15/28	08/25/20-10/26/20	352,000	352,710	361,680
Intelsat Jackson Holdings S.A., 8.000%, 02/15/24	05/18/20	142,000	144,130	145,373
Intelsat Jackson Holdings S.A., 6.500%, 07/13/22	06/16/20-06/26/20	1,525,413	1,525,413	1,561,642
Intelsat Jackson Holdings S.A., 8.000%, 11/27/23	01/09/18-06/03/20	487,752	483,887	494,357
Intelsat Jackson Holdings S.A., 8.750%, 01/02/24	12/14/17	553,575	556,306	564,093
Intelsat Jackson Holdings S.A., 8.625%, 01/02/24	12/14/17-01/09/18	3,399,612	3,403,316	3,466,544
Pioneer Energy Services Corp., 11.000%, 05/15/25	05/29/20	716,451	588,214	573,161
Pioneer Energy Services Corp., 5.000%, 11/15/25	05/29/20	504,365	293,186	272,582
Pioneer Energy Services Corp.	05/29/20	1,763	23,514	68,463
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd., 8.000%, 09/20/25	09/02/20	149,002	147,550	166,882
Waterford Gaming LLC / Waterford Gaming Financial Corp., 8.625%, 09/15/14	09/24/07	283,116	283,116	0

				$8,530,337

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	8,859,000	UBSA	01/06/21	USD	10,841,644	$(18,730)

Contracts to Deliver
EUR	9,669,500	BNP	01/06/21	USD	11,528,413	(284,678)
EUR	131,000	BNP	01/06/21	USD	158,287	(1,754)
EUR	97,000	BNP	01/06/21	USD	117,449	(1,055)
EUR	91,000	BNP	01/06/21	USD	109,936	(1,237)
EUR	48,000	BNP	01/06/21	USD	57,874	(767)
EUR	9,669,500	UBSA	01/06/21	USD	11,580,154	(232,936)
EUR	8,859,000	UBSA	02/03/21	USD	10,848,962	18,789
GBP	1,909,000	BNP	01/06/21	USD	2,550,977	(59,611)

Net Unrealized Depreciation						$(581,979)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/21	(19)	USD	(3,290,563)	$13,391
U.S. Treasury Note 10 Year Futures	03/22/21	(72)	USD	(9,941,625)	(15,820)
U.S. Treasury Note 5 Year Futures	03/31/21	(61)	USD	(7,696,008)	(17,010)
U.S. Treasury Ultra Long Bond Futures	03/22/21	(66)	USD	(14,095,125)	50,390

Net Unrealized Appreciation					$30,951

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Swap Agreements

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Nordstrom, Inc. 6.950%, due 03/15/28	(1.000%)	Quarterly	06/20/25	BBP	2.473%	USD	124,093	$7,735	$26,467	$(18,732)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	12/20/23	BBP	1.838%	USD	348,000	$(8,444)	$(15,866)	$7,422
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	06/20/25	BBP	2.697%	USD	225,000	(16,002)	(41,969)	25,967
GKN Holdings, Ltd. 5.375%, due 09/19/22	1.000%	Quarterly	12/20/25	CBNA	1.878%	EUR	30,000	(1,544)	(1,565)	21
Rolls Royce plc 6.750%, due 4/30/19	1.000%	Quarterly	06/20/25	CBNA	2.915%	EUR	15,659	(1,531)	(2,530)	999
Rolls Royce plc 6.750%, due 4/30/19	1.000%	Quarterly	06/20/25	CBNA	2.915%	EUR	34,341	(3,357)	(5,548)	2,191

Totals								$(30,878)	$(67,478)	$36,600

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(UBSA)—	UBS AG

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(UKG)—	United Kingdom Gilts

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$4,043,587	$—	$4,043,587
Aerospace/Defense	—	29,513,233	—	29,513,233
Agriculture	—	129,214	—	129,214
Airlines	—	8,974,088	—	8,974,088
Apparel	—	431,358	—	431,358
Auto Manufacturers	—	16,833,351	—	16,833,351
Auto Parts & Equipment	—	11,466,700	—	11,466,700
Banks	—	16,731,250	—	16,731,250
Biotechnology	—	165,680	—	165,680
Building Materials	—	8,251,116	—	8,251,116
Chemicals	—	14,064,972	—	14,064,972
Commercial Services	—	35,786,464	—	35,786,464
Computers	—	10,403,862	—	10,403,862
Cosmetics/Personal Care	—	553,744	—	553,744
Distribution/Wholesale	—	4,046,983	—	4,046,983
Diversified Financial Services	—	15,148,837	—	15,148,837
Electric	—	13,278,305	—	13,278,305
Electrical Components & Equipment	—	3,209,533	—	3,209,533
Electronics	—	1,316,463	—	1,316,463
Energy-Alternate Sources	—	418,501	—	418,501
Engineering & Construction	—	3,188,288	—	3,188,288
Entertainment	—	25,248,272	0	25,248,272
Environmental Control	—	7,080,847	—	7,080,847
Food	—	21,126,298	—	21,126,298
Food Service	—	1,434,767	—	1,434,767
Hand/Machine Tools	—	367,220	—	367,220
Healthcare-Products	—	7,958,266	—	7,958,266
Healthcare-Services	—	36,773,333	—	36,773,333
Home Builders	—	8,266,096	—	8,266,096
Home Furnishings	—	14,570	—	14,570
Household Products/Wares	—	981,399	—	981,399
Housewares	—	714,887	—	714,887
Insurance	—	12,828,998	—	12,828,998
Internet	—	11,776,986	—	11,776,986
Investment Companies	—	4,517,026	—	4,517,026
Iron/Steel	—	4,734,360	—	4,734,360
Leisure Time	—	5,029,041	—	5,029,041
Lodging	—	7,786,430	—	7,786,430
Machinery-Construction & Mining	—	571,646	—	571,646
Machinery-Diversified	—	7,442,874	—	7,442,874
Media	—	54,135,102	—	54,135,102

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metal Fabricate/Hardware	$—	$1,330,213	$—	$1,330,213
Mining	—	13,898,743	—	13,898,743
Miscellaneous Manufacturing	—	6,083,857	—	6,083,857
Office Furnishings	—	270,493	—	270,493
Office/Business Equipment	—	1,295,830	—	1,295,830
Oil & Gas	—	52,119,796	—	52,119,796
Oil & Gas Services	—	2,707,661	573,161	3,280,822
Packaging & Containers	—	15,647,864	—	15,647,864
Pharmaceuticals	—	13,413,539	—	13,413,539
Pipelines	—	44,600,333	—	44,600,333
Real Estate	—	3,747,294	0	3,747,294
Real Estate Investment Trusts	—	28,730,306	—	28,730,306
Retail	—	22,634,433	—	22,634,433
Semiconductors	—	2,750,018	—	2,750,018
Software	—	26,591,908	—	26,591,908
Telecommunications	—	66,778,993	—	66,778,993
Toys/Games/Hobbies	—	2,096,220	—	2,096,220
Transportation	—	256,649	—	256,649
Trucking & Leasing	—	295,092	—	295,092
Total Corporate Bonds & Notes	—	721,993,189	573,161	722,566,350
Total Floating Rate Loans*	—	72,427,395	—	72,427,395
Common Stocks
Auto Components	83,491	—	—	83,491
Building Products	17,379	—	—	17,379
Chemicals	1,523,539	—	—	1,523,539
Consumer Finance	—	24,001	—	24,001
Diversified Telecommunication Services	340,684	—	—	340,684
Energy Equipment & Services	—	—	68,463	68,463
Entertainment	557,346	—	—	557,346
Equity Real Estate Investment Trusts	3,457,520	—	—	3,457,520
Life Sciences Tools & Services	93,284	—	—	93,284
Media	333,658	—	—	333,658
Metals & Mining	1,592,677	—	—	1,592,677
Pharmaceuticals	1,136,283	—	—	1,136,283
Total Common Stocks	9,135,861	24,001	68,463	9,228,325
Convertible Bonds
Engineering & Construction	—	117,490	—	117,490
Entertainment	—	993,142	—	993,142
Lodging	—	71,261	—	71,261
Media	—	4,283,934	—	4,283,934
Oil & Gas	—	445,955	—	445,955
Oil & Gas Services	—	—	272,582	272,582
Semiconductors	—	122,013	—	122,013
Telecommunications	—	121,849	—	121,849
Total Convertible Bonds	—	6,155,644	272,582	6,428,226
Total Asset-Backed Security*	—	247,518	—	247,518
Total Warrant*	165,635	—	—	165,635
Total Escrow Shares*	—	24,965	—	24,965
Total Short-Term Investment*	—	11,211,392	—	11,211,392
Securities Lending Reinvestments
Certificates of Deposit	—	4,000,436	—	4,000,436
Repurchase Agreements	—	15,697,968	—	15,697,968
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	19,698,404	—	21,698,404
Total Investments	$11,301,496	$831,782,508	$914,206	$843,998,210

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(21,697,968)	$—	$(21,697,968)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$18,789	$—	$18,789
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(600,768)	—	(600,768)
Total Forward Contracts	$—	$(581,979)	$—	$(581,979)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$63,781	$—	$—	$63,781
Futures Contracts (Unrealized Depreciation)	(32,830)	—	—	(32,830)
Total Futures Contracts	$30,951	$—	$—	$30,951
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$7,735	$—	$7,735
OTC Swap Contracts at Value (Liabilities)	—	(30,878)	—	(30,878)
Total OTC Swap Contracts	$—	$(23,143)	$—	$(23,143)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$843,998,210
Cash	400,665
Cash denominated in foreign currencies (c)	2,442,547
Cash collateral (d)	838,000
OTC swap contracts at market value (e)	7,735
Unrealized appreciation on forward foreign currency exchange contracts	18,789
Receivable for:
Investments sold	2,335,804
Fund shares sold	342,038
Dividends and interest	11,483,280
Interest on OTC swap contracts	216
Prepaid expenses	2,380

Total Assets	861,869,664

Liabilities
OTC swap contracts at market value (f)	30,878
Unrealized depreciation on forward foreign currency exchange contracts	600,768
Collateral for securities loaned	21,697,968
Payables for:
Investments purchased	4,916,675
Fund shares redeemed	46,922
Variation margin on futures contracts	61,322
Interest on OTC swap contracts	34
Accrued Expenses:
Management fees	404,335
Distribution and service fees	93,154
Deferred trustees’ fees	173,763
Other expenses	204,272

Total Liabilities	28,230,091

Net Assets	$833,639,573

Net Assets Consist of:
Paid in surplus	$790,971,238
Distributable earnings (Accumulated losses)	42,668,335

Net Assets	$833,639,573

Net Assets
Class A	$384,978,918
Class B	448,660,655
Capital Shares Outstanding*
Class A	48,252,439
Class B	57,104,640
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.98
Class B	7.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $800,131,395.
(b)	Includes securities loaned at value of $28,378,261.
(c)	Identified cost of cash denominated in foreign currencies was $2,447,396.
(d)	Includes collateral of $798,000 for futures contracts and $40,000 for OTC swap contracts.
(e)	Net premium paid on OTC swap contracts was $26,467.
(f)	Net premium received on OTC swap contracts was $67,478.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$197,239
Interest (a)	41,896,317
Securities lending income	105,447

Total investment income	42,199,003
Expenses
Management fees	4,403,841
Administration fees	47,330
Custodian and accounting fees	280,606
Distribution and service fees—Class B	917,868
Audit and tax services	82,476
Legal	46,194
Trustees’ fees and expenses	54,229
Shareholder reporting	49,565
Insurance	5,227
Miscellaneous	15,853

Total expenses	5,903,189
Less management fee waiver	(116,987)

Net expenses	5,786,202

Net Investment Income	36,412,801

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	1,233,829
Purchased options	218,261
Futures contracts	(1,308,618)
Written options	(179,280)
Swap contracts	(309,957)
Foreign currency transactions	42,307
Forward foreign currency transactions	(1,307,526)

Net realized loss	(1,610,984)

Net change in unrealized appreciation (depreciation) on:
Investments	21,806,585
Purchased options	5,267
Futures contracts	22,127
Written options	(2,671)
Swap contracts	123,168
Foreign currency transactions	(1,253)
Forward foreign currency transactions	(165,839)

Net change in unrealized appreciation	21,787,384

Net realized and unrealized gain	20,176,400

Net Increase in Net Assets From Operations	$56,589,201

(a)	Net of foreign withholding taxes of $453.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,412,801	$36,308,553
Net realized loss	(1,610,984)	(5,378,129)
Net change in unrealized appreciation	21,787,384	64,519,405

Increase in net assets from operations	56,589,201	95,449,829

From Distributions to Shareholders
Class A	(19,892,930)	(23,977,356)
Class B	(19,399,878)	(17,701,546)

Total distributions	(39,292,808)	(41,678,902)

Increase in net assets from capital share transactions	87,078,031	39,158,813

Total increase in net assets	104,374,424	92,929,740

Net Assets
Beginning of period	729,265,149	636,335,409

End of period	$833,639,573	$729,265,149

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,396,626	$17,848,150	2,198,385	$16,857,770
Reinvestments	2,747,642	19,892,930	3,231,450	23,977,356
Redemptions	(5,933,885)	(44,210,452)	(9,570,464)	(73,098,170)

Net decrease	(789,617)	$(6,469,372)	(4,140,629)	$(32,263,044)

Class B
Sales	19,430,364	$144,960,075	12,418,542	$93,714,131
Reinvestments	2,717,070	19,399,878	2,414,944	17,701,546
Redemptions	(9,633,528)	(70,812,550)	(5,312,219)	(39,993,820)

Net increase	12,513,906	$93,547,403	9,521,267	$71,421,857

Increase derived from capital shares transactions		$87,078,031		$39,158,813

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.84	$7.25	$7.84	$7.68	$7.21

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.41	0.42	0.43	0.41	(b)
Net realized and unrealized gain (loss)	0.19	0.65	(0.61)	0.18	0.58

Total income (loss) from investment operations	0.57	1.06	(0.19)	0.61	0.99

Less Distributions
Distributions from net investment income	(0.43)	(0.47)	(0.40)	(0.45)	(0.52)

Total distributions	(0.43)	(0.47)	(0.40)	(0.45)	(0.52)

Net Asset Value, End of Period	$7.98	$7.84	$7.25	$7.84	$7.68

Total Return (%) (c)	7.76	15.05	(2.58)	8.07	14.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.69	0.67	0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.68	0.68	0.67	0.67
Net ratio of expenses to average net assets (%) (d)	0.66	0.68	0.69	0.67	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.66	0.68	0.68	0.67	0.67
Ratio of net investment income to average net assets (%)	5.09	5.31	5.43	5.47	5.58	(b)
Portfolio turnover rate (%)	85	79	72	76	89
Net assets, end of period (in millions)	$385.0	$384.5	$385.5	$438.5	$436.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.73	$7.15	$7.74	$7.59	$7.13

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.38	0.39	0.40	0.39	(b)
Net realized and unrealized gain (loss)	0.18	0.66	(0.60)	0.18	0.57

Total income (loss) from investment operations	0.54	1.04	(0.21)	0.58	0.96

Less Distributions
Distributions from net investment income	(0.41)	(0.46)	(0.38)	(0.43)	(0.50)

Total distributions	(0.41)	(0.46)	(0.38)	(0.43)	(0.50)

Net Asset Value, End of Period	$7.86	$7.73	$7.15	$7.74	$7.59

Total Return (%) (c)	7.51	14.85	(2.87)	7.76	13.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.94	0.92	0.92
Gross ratio of expenses to average net assets excluding interest expense (%)	0.93	0.93	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (d)	0.91	0.93	0.94	0.92	0.92
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.91	0.93	0.93	0.92	0.92
Ratio of net investment income to average net assets (%)	4.83	5.06	5.19	5.22	5.33	(b)
Portfolio turnover rate (%)	85	79	72	76	89
Net assets, end of period (in millions)	$448.7	$344.7	$250.9	$260.2	$260.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2020, the Portfolio did not have any unfunded loan commitments.

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $11,211,392. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,697,968. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

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income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(933,583)	$—	$—	$—	$(933,583)
Convertible Bonds	(537,526)	—	—	—	(537,526)
Corporate Bonds & Notes	(20,226,859)	—	—	—	(20,226,859)
Total Borrowings	$(21,697,968)	$—	$—	$—	$(21,697,968)
Gross amount of recognized liabilities for securities lending transactions					$(21,697,968)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

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contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

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The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$63,781	Unrealized depreciation on futures contracts (a) (b)	$32,830
Credit	OTC swap contracts at market value (c)	7,735	OTC swap contracts at market value (c)	30,878
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	18,789	Unrealized depreciation on forward foreign currency exchange contracts	600,768

Total		$90,305		$664,476

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $216 and OTC swap interest payable of $34.

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The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$7,735	$(7,735)	$—	$—
UBS AG	18,789	(18,789)	—	—

	$26,524	$(26,524)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$24,446	$(7,735)	$(16,711)	$—
BNP Paribas S.A.	349,102	—	—	349,102
Citibank N.A.	6,432	—	(6,432)	—
UBS AG	251,666	(18,789)	—	232,877

	$631,646	$(26,524)	$(23,143)	$581,979

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(227,554)	$—	$445,815	$—	$218,261
Forward foreign currency transactions	—	—	—	(1,307,526)	(1,307,526)
Futures contracts	(245,906)	—	(1,062,712)	—	(1,308,618)
Swap contracts	—	(309,957)	—	—	(309,957)
Written options	25,710	—	(204,990)	—	(179,280)

	$(447,750)	$(309,957)	$(821,887)	$(1,307,526)	$(2,887,120)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$5,267	$—	$—	$—	$5,267
Forward foreign currency transactions	—	—	—	(165,839)	(165,839)
Futures contracts	21,852	—	275	—	22,127
Swap contracts	—	123,168	—	—	123,168
Written options	(2,671)	—	—	—	(2,671)

	$24,448	$123,168	$275	$(165,839)	$(17,948)

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For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$34,641,850
Forward foreign currency transactions	63,587,983
Futures contracts long	3,557,936
Futures contracts short	(31,991,672)
Swap contracts	6,504,529
Written options	(25,753,850)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

BHFTI-44

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-45

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$700,465,267	$0	$609,863,280

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, Inc., the subadviser to the Portfolio, that amounted to $13,825,488 in purchases and $7,532,067 in sales of investments, which are included above, and resulted in net realized losses of $133,098.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $4,403,841.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $500 Million

An identical agreement was in place for the period October 1, 2019 to April 29, 2020. Amounts waived year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the year ended December 31, 2020.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$802,628,950

Gross unrealized appreciation	49,967,003
Gross unrealized depreciation	(8,652,943)

Net unrealized appreciation (depreciation)	$41,314,060

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$39,292,808	$41,678,902	$—	$—	$39,292,808	$41,678,902

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$37,200,233	$—	$41,320,528	$(35,678,736)	$42,842,025

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $5,536,428 and accumulated long-term capital losses of $30,142,308.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-47

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-50

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-51

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-52

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the one- and three- year periods ended October 31, 2020 and underperformed its benchmark for the five-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Sub-advised Expense Universe median but equal to the Expense Universe median. The Board also considered noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 19.23% and 18.91%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 15.99%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (“COVID-19”) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, an overall support package that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count may continue—potential additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Aggressive Index. The outperformance was driven by strong performance within all the underlying equity asset classes including Large, Mid and Small Cap as well as International and Emerging Market equity portfolios. Overweights to U.S. Large Cap and U.S. Small Cap equity also contributed.

Portfolio selection within domestic equity contributed to the relative outperformance with strong performance by the Small, Mid and Large Cap equity portfolios. Within Large Cap, the Jennison Growth

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio was the bright spot, outperforming its benchmark by 18.3%. Security selection within the Consumer Discretionary, Information Technology, and Communication Services sectors, as well as an overweight to Consumer Discretionary and an underweight to Industrials, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, besting its benchmark by 3.9% for the year. The portfolio primarily outperformed as a result of security selection within the Communication Services, Information Technology, and Financials sectors. The biggest detractors from performance were security selection within the Consumer Discretionary and Utilities sectors and an underweight to the Information Technology sector. On the other hand, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 9.7% for the period. An underweight to and security selection within the Information Technology sector detracted from results. Security selection within Consumer Discretionary also weighed on relative results. The Invesco Comstock Portfolio also underperformed its benchmark for the period, primarily driven by an overweight to and security selection within the Energy sector. Within Mid Cap, the best performing portfolio was the Morgan Stanley Discovery Portfolio which outperformed its benchmark by a staggering 118.2%. The majority of the outperformance was due to stock selection, particularly in Information Technology and Consumer Discretionary. Sector allocation also contributed positively, led by an overweight to Information Technology and an underweight to Industrials. In addition, the Victory Sycamore Mid Cap Value Portfolio did modestly well, outperforming its benchmark by 2.9%. Sector allocation added most to performance led by an overweight to Information Technology and Materials and an underweight to Utilities and Real Estate. In terms of stock selection, selections in Consumer Staples added most. The worst performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 11.3%. A significant underweight to Technology (which was a top performing sector for the period), was a drag on performance, along with security selection within the Consumer Discretionary, Health Care, and Information Technology sectors. Within Small Cap equities, the Invesco Small Cap Growth Portfolio was the strongest performer, outperforming its benchmark by 22.6%. The outperformance was driven by strong stock selection within Health Care, Information Technology, and the Consumer Discretionary sectors. The Neuberger Berman Genesis Portfolio was another strong performer over the reporting period, outperforming its benchmark by 20.5%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Financials, Industrials, and Information Technology, and a substantial overweight to Technology and Health Care. On the other hand, the T. Rowe Price Small Cap Growth Portfolio underperformed its benchmark by 12.6%. The portfolio’s security selection, particularly within the Information Technology, Consumer Discretionary, and Industrials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 15.9% for the calendar year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, and Communication Services sectors, while an overweight to Information Technology and an underweight to Energy contributed as well. The Invesco Global Equity Portfolio also experienced strong results relative to its benchmark, outperforming by 11.7% for the reporting period. Both sector allocation and security selection contributed to results, in particular an overweight to Information Technology and underweight to the Energy sector along with security selection within Communication Services and Consumer Discretionary. The Brighthouse/Artisan International Portfolio was the weakest performer, lagging its benchmark by 2.7%. Sector selection detracted most due to an overweight to Financials and an underweight to Information Technology. Security selection added to performance, specifically within Financials, Consumer Staples, and Consumer Discretionary. The Brighthouse/Dimensional International Small Company Portfolio was also a detractor during the period, underperforming its benchmark by 3.7%. Security selection weighed on relative results while a lack of exposure in Real Estate Investment Trusts helped to offset some of the underperformance. The Van Eck Global Natural Resources Portfolio also delivered strong performance for the year, outperforming its benchmark by 40.6%. The portfolio benefited from overweight positions to renewable energy and precious metals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	19.23	13.08	10.62
Class B	18.91	12.80	10.36
Dow Jones Aggressive Index	15.99	12.79	10.31

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.2
Loomis Sayles Growth Portfolio (Class A)	6.1
Invesco Comstock Portfolio (Class A)	6.0
T. Rowe Price Large Cap Value Portfolio (Class A)	6.0
Jennison Growth Portfolio (Class A)	5.8
T. Rowe Price Large Cap Growth Portfolio (Class A)	5.7
Harris Oakmark International Portfolio (Class A)	5.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.3
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5.1
Baillie Gifford International Stock Portfolio (Class A)	4.3

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.6
International Developed Market Equities	21.9
U.S. Small Cap Equities	12.9
U.S. Mid Cap Equities	5.0
Global Equities	4.6
Emerging Market Equities	4.1
Real Estate Equities	2.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.74%	$1,000.00	$1,273.60	$4.23
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

Class B (a)	Actual	0.99%	$1,000.00	$1,270.80	$5.65
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.03

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,104,688	$80,551,975
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,309,332	69,905,259
Brighthouse Small Cap Value Portfolio (Class A) (b)	3,884,154	57,174,743
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	2,755,041	38,873,623
Brighthouse/Artisan International Portfolio (Class A) (b)	5,563,527	72,492,755
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	80,972	19,115,794
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	7,673,370	95,379,988
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	2,906,151	99,855,359
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,122,834	70,582,920
Clarion Global Real Estate Portfolio (Class A) (b)	4,725,795	54,346,642
Frontier Mid Cap Growth Portfolio (Class A) (a)	431,493	18,994,342
Harris Oakmark International Portfolio (Class A) (b)	7,842,633	105,483,415
Invesco Comstock Portfolio (Class A) (b)	8,775,509	112,677,534
Invesco Global Equity Portfolio (Class A) (b)	1,619,454	47,644,340
Invesco Small Cap Growth Portfolio (Class A) (b)	1,804,912	34,888,948
Jennison Growth Portfolio (Class A) (a)	4,774,455	108,045,907
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,514,642	39,228,420
Loomis Sayles Growth Portfolio (Class A) (b)	7,851,940	113,460,537
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	3,232,650	52,724,516
MFS Research International Portfolio (Class A) (b)	4,052,785	56,171,599
MFS Value Portfolio (Class A) (a)	7,466,923	116,708,009

Affiliated Investment Companies—(Continued)
Morgan Stanley Discovery Portfolio (Class A) (b)	199,133	9,403,071
Neuberger Berman Genesis Portfolio (Class A) (a)	911,204	21,877,998
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (b)	3,183,953	36,933,850
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	3,726,041	107,272,725
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,900,277	112,210,969
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	1,517,051	18,932,794
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,226,725	33,170,636
Van Eck Global Natural Resources Portfolio (Class A) (a)	3,776,574	38,860,942
Victory Sycamore Mid Cap Value Portfolio (Class A) (b)	495,502	9,414,546
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,530,588	18,856,848

Total Mutual Funds (Cost $1,605,094,616)		1,871,241,004

Total Investments—100.0% (Cost $1,605,094,616)		1,871,241,004
Other assets and liabilities (net)—0.0%		(597,529)

Net Assets—100.0%		$1,870,643,475

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,871,241,004	$—	$—	$1,871,241,004
Total Investments	$1,871,241,004	$—	$—	$1,871,241,004

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Affiliated investments at value (a)	$1,871,241,004
Receivable for:
Affiliated investments sold	601,654
Fund shares sold	77,673

Total Assets	1,871,920,331
Liabilities
Payables for:
Fund shares redeemed	679,326
Accrued Expenses:
Management fees	109,895
Distribution and service fees	235,564
Deferred trustees’ fees	209,774
Other expenses	42,297

Total Liabilities	1,276,856

Net Assets	$1,870,643,475

Net Assets Consist of:
Paid in surplus	$1,436,449,517
Distributable earnings (Accumulated losses)	434,193,958

Net Assets	$1,870,643,475

Net Assets
Class A	$743,860,849
Class B	1,126,782,626
Capital Shares Outstanding*
Class A	55,668,526
Class B	84,821,895
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.36
Class B	13.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,605,094,616.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Affiliated Investments	$24,759,358

Total investment income	24,759,358
Expenses
Management fees	1,177,035
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	2,434,252
Audit and tax services	32,448
Legal	45,739
Trustees’ fees and expenses	54,229
Miscellaneous	8,489

Total expenses	3,810,268

Net Investment Income	20,949,090

Net Realized and Unrealized Gain
Net realized gain on :
Affiliated investments	21,691,250
Capital gain distributions from affiliated investments	127,384,149

Net realized gain	149,075,399

Net change in unrealized appreciation on affiliated investments	130,502,569

Net realized and unrealized gain	279,577,968

Net Increase in Net Assets From Operations	$300,527,058

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,949,090	$17,158,143
Net realized gain	149,075,399	173,694,874
Net change in unrealized appreciation	130,502,569	201,049,596

Increase in net assets from operations	300,527,058	391,902,613

From Distributions to Shareholders
Class A	(75,329,100)	(77,263,645)
Class B	(116,313,447)	(120,954,219)

Total distributions	(191,642,547)	(198,217,864)

Increase in net assets from capital share transactions	48,624,734	40,750,377

Total increase in net assets	157,509,245	234,435,126

Net Assets
Beginning of period	1,713,134,230	1,478,699,104

End of period	$1,870,643,475	$1,713,134,230

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,078,005	$12,211,340	810,712	$10,026,764
Reinvestments	7,271,149	75,329,100	6,712,741	77,263,645
Redemptions	(4,738,290)	(55,311,610)	(4,634,894)	(57,052,540)

Net increase	3,610,864	$32,228,830	2,888,559	$30,237,869

Class B
Sales	4,097,603	$45,753,818	2,277,049	$27,711,199
Reinvestments	11,270,683	116,313,447	10,554,469	120,954,219
Redemptions	(12,545,034)	(145,671,361)	(11,223,653)	(138,152,910)

Net increase	2,823,252	$16,395,904	1,607,865	$10,512,508

Increase derived from capital shares transactions		$48,624,734		$40,750,377

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.82	$11.45	$13.32	$11.62	$12.60

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.15	0.17	0.15	0.15
Net realized and unrealized gain (loss)	1.86	2.85	(1.38)	2.45	0.83

Total income (loss) from investment operations	2.03	3.00	(1.21)	2.60	0.98

Less Distributions
Distributions from net investment income	(0.17)	(0.24)	(0.17)	(0.19)	(0.32)
Distributions from net realized capital gains	(1.32)	(1.39)	(0.49)	(0.71)	(1.64)

Total distributions	(1.49)	(1.63)	(0.66)	(0.90)	(1.96)

Net Asset Value, End of Period	$13.36	$12.82	$11.45	$13.32	$11.62

Total Return (%) (b)	19.23	27.79	(9.80)	23.21	9.19

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.09	0.09	0.08	0.08	0.08
Ratio of net investment income to average net assets (%) (d)	1.44	1.21	1.26	1.18	1.27
Portfolio turnover rate (%)	13	13	12	8	11
Net assets, end of period (in millions)	$743.9	$667.5	$563.0	$672.4	$590.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.75	$11.39	$13.26	$11.57	$12.54

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.13	0.11	0.12
Net realized and unrealized gain (loss)	1.85	2.83	(1.37)	2.45	0.84

Total income (loss) from investment operations	1.99	2.95	(1.24)	2.56	0.96

Less Distributions
Distributions from net investment income	(0.14)	(0.20)	(0.14)	(0.16)	(0.29)
Distributions from net realized capital gains	(1.32)	(1.39)	(0.49)	(0.71)	(1.64)

Total distributions	(1.46)	(1.59)	(0.63)	(0.87)	(1.93)

Net Asset Value, End of Period	$13.28	$12.75	$11.39	$13.26	$11.57

Total Return (%) (b)	18.91	27.48	(10.06)	22.93	8.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.34	0.33	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	1.22	0.96	1.01	0.93	1.03
Portfolio turnover rate (%)	13	13	12	8	11
Net assets, end of period (in millions)	$1,126.8	$1,045.6	$915.7	$1,136.1	$1,026.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$219,535,741	$0	$214,181,781

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$1,177,035	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
Baillie Gifford International Stock Portfolio (Class A)	$73,040,869	$5,578,379	$(9,791,154)	$3,548,577	$8,175,304	$80,551,975
BlackRock Capital Appreciation Portfolio (Class A)	68,814,531	7,759,114	(21,056,122)	4,708,222	9,679,514	69,905,259
Brighthouse Small Cap Value Portfolio (Class A)	38,694,110	18,044,556	(2,266,635)	(327,488)	3,030,200	57,174,743
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	30,049,014	2,421,862	(1,706,905)	335,568	7,774,084	38,873,623
Brighthouse/Artisan International Portfolio (Class A)	68,765,363	3,668,910	(2,105,360)	329,802	1,834,040	72,492,755

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	$17,075,638	$1,778,156	$(861,244)	$(39,808)	$1,163,052	$19,115,794
Brighthouse/Dimensional International Small Company Portfolio (Class A)	86,269,100	6,770,467	(1,175,725)	(90,975)	3,607,121	95,379,988
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	93,274,956	11,328,985	(3,610,098)	(793,448)	(345,036)	99,855,359
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	64,684,928	4,663,826	(6,995,193)	840,191	7,389,168	70,582,920
Clarion Global Real Estate Portfolio (Class A)	49,193,461	9,633,055	(342,210)	(1,481)	(4,136,183)	54,346,642
Frontier Mid Cap Growth Portfolio (Class A)	17,192,420	1,825,584	(3,034,101)	341,000	2,669,439	18,994,342
Harris Oakmark International Portfolio (Class A)	93,889,586	17,479,998	(11,331,092)	(2,084,929)	7,529,852	105,483,415
Invesco Comstock Portfolio (Class A)	107,702,818	13,221,832	(1,109,421)	210,148	(7,347,843)	112,677,534
Invesco Global Equity Portfolio (Class A)	42,863,910	483,331	(5,972,065)	1,135,142	9,134,022	47,644,340
Invesco Small Cap Growth Portfolio (Class A)	30,733,285	1,872,105	(10,398,470)	(1,409,058)	14,091,086	34,888,948
Jennison Growth Portfolio (Class A)	103,283,591	11,237,279	(40,027,398)	7,108,959	26,443,476	108,045,907
JPMorgan Small Cap Value Portfolio (Class A)	34,758,565	3,809,023	(2,614,154)	(181,051)	3,456,037	39,228,420
Loomis Sayles Growth Portfolio (Class A)	107,157,817	36,579,502	(22,838,891)	7,683,799	(15,121,690)	113,460,537
Loomis Sayles Small Cap Growth Portfolio (Class A)	38,517,978	8,904,834	(3,805,732)	689,167	8,418,269	52,724,516
MFS Research International Portfolio (Class A)	51,693,570	2,902,140	(2,017,449)	122,617	3,470,721	56,171,599
MFS Value Portfolio (Class A)	111,777,573	9,943,857	(1,069,823)	(92,542)	(3,851,056)	116,708,009
Morgan Stanley Discovery Portfolio (Class A)	8,357,896	1,361,982	(7,262,067)	3,722,674	3,222,586	9,403,071
Neuberger Berman Genesis Portfolio (Class A)	19,619,587	1,378,058	(2,227,355)	667,680	2,440,028	21,877,998
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	30,082,594	3,005,446	(300,533)	(15,529)	4,161,872	36,933,850
T. Rowe Price Large Cap Growth Portfolio (Class A)	103,255,188	8,043,071	(27,029,868)	1,474,948	21,529,386	107,272,725
T. Rowe Price Large Cap Value Portfolio (Class A)	103,137,570	14,312,125	(256,297)	49,077	(5,031,506)	112,210,969
T. Rowe Price Mid Cap Growth Portfolio (Class A)	17,119,574	1,703,809	(1,962,591)	(160,185)	2,232,187	18,932,794
T. Rowe Price Small Cap Growth Portfolio (Class A)	25,721,321	4,581,864	(1,162,008)	214,049	3,815,410	33,170,636
Van Eck Global Natural Resources Portfolio (Class A)	51,175,038	2,429,342	(19,758,075)	(6,281,369)	11,296,006	38,860,942
Victory Sycamore Mid Cap Value Portfolio (Class A)	8,578,963	722,279	(35,785)	(1,169)	150,258	9,414,546
Wells Capital Management Mid Cap Value Portfolio (Class A)	17,212,411	2,090,970	(57,960)	(11,338)	(377,235)	18,856,848

	$1,713,693,225	$219,535,741	$(214,181,781)	$21,691,250	$130,502,569	$1,871,241,004

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Baillie Gifford International Stock Portfolio (Class A)	$4,162,892	$1,415,487	5,104,688
BlackRock Capital Appreciation Portfolio (Class A)	7,591,745	—	1,309,332
Brighthouse Small Cap Value Portfolio (Class A)	1,585,724	581,051	3,884,154
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	625,636	2,755,041
Brighthouse/Artisan International Portfolio (Class A)	2,163,626	861,197	5,563,527
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	340,882	155,394	80,972
Brighthouse/Dimensional International Small Company Portfolio (Class A)	2,982,872	2,065,621	7,673,370
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,459,222	1,415,597	2,906,151
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,966,057	697,769	4,122,834
Clarion Global Real Estate Portfolio (Class A)	931,630	2,128,858	4,725,795
Frontier Mid Cap Growth Portfolio (Class A)	1,822,162	—	431,493
Harris Oakmark International Portfolio (Class A)	2,337,700	3,007,951	7,842,633
Invesco Comstock Portfolio (Class A)	6,043,033	2,344,348	8,775,509
Invesco Global Equity Portfolio (Class A)	103,827	379,504	1,619,454
Invesco Small Cap Growth Portfolio (Class A)	1,840,913	28,869	1,804,912
Jennison Growth Portfolio (Class A)	10,971,630	221,597	4,774,455
JPMorgan Small Cap Value Portfolio (Class A)	—	453,710	2,514,642
Loomis Sayles Growth Portfolio (Class A)	35,192,873	844,800	7,851,940
Loomis Sayles Small Cap Growth Portfolio (Class A)	4,870,200	—	3,232,650
MFS Research International Portfolio (Class A)	1,645,627	1,190,453	4,052,785
MFS Value Portfolio (Class A)	6,296,538	1,997,940	7,466,923
Morgan Stanley Discovery Portfolio (Class A)	1,353,098	—	199,133
Neuberger Berman Genesis Portfolio (Class A)	1,343,747	33,914	911,204
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	711,703	3,183,953
T. Rowe Price Large Cap Growth Portfolio (Class A)	7,693,460	230,999	3,726,041
T. Rowe Price Large Cap Value Portfolio (Class A)	6,989,835	2,375,544	3,900,277
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,662,576	41,233	1,517,051

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
T. Rowe Price Small Cap Growth Portfolio (Class A)	$2,563,414	$51,143	1,226,725
Van Eck Global Natural Resources Portfolio (Class A)	—	591,807	3,776,574
Victory Sycamore Mid Cap Value Portfolio (Class A)	450,628	127,381	495,502
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,018,238	179,852	1,530,588

	$127,384,149	$24,759,358

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,608,344,679

Gross unrealized appreciation	270,017,537
Gross unrealized depreciation	(7,121,212)

Net unrealized appreciation (depreciation)	$262,896,325

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$20,285,917	$26,288,557	$171,356,630	$171,929,307	$191,642,547	$198,217,864

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,648,271	$147,859,137	$262,896,325	$—	$434,403,733

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Asset Allocation 100 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 100 Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed the Brighthouse AA 100 Narrow Index for the three-year and five-year periods ended October 31, 2020, and outperformed that same benchmark for the one-year period ended October 31, 2020. The Board also noted that the Portfolio outperformed the Dow Jones Aggressive Index for the one-, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 12.52%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19 related fears, which sparked a severe sell-off across global markets—equity markets entered bear-territory in record setting pace, spreads widened drastically, sovereigns yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and business as COVID-19 took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery—supported by an easing in lockdown measures, fiscal and monetary policy support, and policymaker’s commitment to supportive policy stances. The U.S. Congress discussed a Phase 4 stimulus bill while the Federal Reserve (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. Global equities gained—with the S&P 500 Index posting its best quarter since 1998—oil prices rose, and credit spreads tightened while the dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid a rebound in economic data, ongoing global policy support, and heightened optimism around a potential COVID-19 vaccine. On the U.S. policy front, the Fed announced a shift in its inflation framework—which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter—with the S&P 500 Index reaching new highs—though concerns regarding the trajectory of COVID-19 and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, credit spreads tightened, and the dollar weakened relative to its peers.

The market rally continued into the fourth quarter, bolstered by optimism about the vaccine rollout, the finalization of a Brexit (the U.K. withdrawal from the European Union) deal, and the announcement of an investment agreement between China and the European Union. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow, Russell 2000, and S&P 500 Indices all reaching record highs over the month, supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tighter, and the dollar weaker while developed market rates remained generally range-bound.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period. The Portfolio ended the period with approximately 53% exposure to equities and 38% exposure to fixed income.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio returned 12.5% over the twelve-month period, outperforming its blended benchmark by 0.8%. The Base Sleeve benefitted from strong performance by the underlying equity managers, particularly Mid Cap, Non-U.S., and emerging market portfolios.

Contribution from the underlying fixed income portfolios to relative performance was modestly negative for 2020. The biggest positive contributor to performance was the TCW Core Fixed Income Portfolio which outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, driven largely by its allocation to and security selection within Corporate bonds. The BlackRock Bond Income Portfolio was another strong performer, outperforming its benchmark by 1.1%. The portfolio benefited from a combination of duration and curve positioning as well as sector allocation and security selection. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 16.5%. The portfolio underperformed its respective benchmark due to currency positions followed by interest-rate strategies. In particular, the portfolio’s underweighted position in the euro and the Australian dollar and an underweighted duration exposure in both Europe and the United States detracted from relative results. The Brighthouse/Franklin Low Duration Total Return Portfolio underperformed its benchmark by 1.0%. The portfolio’s underperformance stemmed from active currency positioning along with its U.S. duration posture.

Portfolio selection within domestic equity was a contributor to relative performance, as strong performance by the Mid Cap equity portfolios made up for the lackluster performance by the Large Cap

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

portfolios. Within Large Cap, the Jennison Growth Portfolio was the bright spot, outperforming its benchmark by 18.3%. Security selection within the Consumer Discretionary, Information Technology, and Communication Services sectors, as well as an overweight to Consumer Discretionary and an underweight to Industrials, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, besting its benchmark by 3.9% for the year. The portfolio primarily outperformed as a result of security selection within the Communication Services, Information Technology, and Financials sectors. The biggest detractors from performance were security selection within the Consumer Discretionary and Utilities sectors and an underweight to the Information Technology sector. On the other hand, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 9.7% for the period. An underweight to and security selection within the Information Technology sector detracted from results. Security selection within Consumer Discretionary also weighed on relative results. The Invesco Comstock Portfolio also underperformed its benchmark for the period, primarily driven by an overweight to and security selection within the Energy sector. Within Mid Cap, the best performing portfolio was the Morgan Stanley Discovery Portfolio which outperformed its benchmark by a staggering 118.2%. The majority of the outperformance was due to stock selection, particularly in Information Technology and Consumer Discretionary. Sector allocation also contributed positively, led by an overweight to Information Technology and an underweight to Industrials. The worst performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 11.3%. A significant underweight to Technology (which was a top performing sector for the period), was a drag on performance, along with security selection within the Consumer Discretionary, Health Care, and Information Technology sectors. Within Small Cap equities, the Invesco Small Cap Growth Portfolio was the strongest performer, outperforming its benchmark by 22.6%. The outperformance was driven by strong stock selection within Health Care, Information Technology, and the Consumer Discretionary sectors. The Neuberger Berman Genesis Portfolio was another strong performer over the reporting period, outperforming its benchmark by 20.5%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Financials, Industrials, and Information Technology, and a substantial overweight to Technology and Health Care. On the other hand, the T. Rowe Price Small Cap Growth Portfolio underperformed its benchmark by 12.6%. The portfolio’s security selection, particularly within the Information Technology, Consumer Discretionary, and Industrials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 15.9% for the calendar year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, and Communication Services sectors, while an overweight to Information Technology and an underweight to Energy contributed as well. The Invesco Global Equity Portfolio also experienced strong results relative to its benchmark, outperforming by 11.7% for the reporting period. Both sector allocation and security selection contributed to results, in particular an overweight to Information Technology and underweight to the Energy sector along with security selection within Communication Services and Consumer Discretionary. The Brighthouse/Artisan International Portfolio was the weakest performer, lagging its benchmark by 2.7%. Sector selection detracted most due to an overweight to Financials and an underweight to Information Technology. Security selection added to performance, specifically within Financials, Consumer Staples, and Consumer Discretionary. The Van Eck Global Natural Resources Portfolio also delivered strong performance for the year, outperforming its benchmark by 40.6%. The portfolio benefited from overweight positions to renewable energy and precious metals.

OVERLAY SLEEVE REVIEW

During the period’s volatile market environment, the Portfolio dynamically adjusted its equity exposure. Although the Portfolio entered the year near maximum equity exposure, in the first quarter the Portfolio quickly de-risked (reduced equity) in response to the uptick in volatility driven by threats to growth posed by the response to COVID-19. The Portfolio began to increase equity exposure in response to stabilizing sentiment in the second quarter, but overall remained underweight equity exposure for the remainder of the year as fears persisted about vulnerabilities related to the path of the virus and recovery, prompting the Chicago Board Options Exchange’s Volatility Index (VIX) to stay elevated. The dynamic underweight to equity exposure during the year detracted from relative performance. The Portfolio was successful in reducing its volatility and reducing the exposure to falling equities during the first quarter, however overall equity underweight for the reporting period detracted as equities broadly rallied after the first quarter.

The Portfolio’s fixed income allocations were positive relative to the benchmark. U.S. yield curve positioning, partially facilitated through the use of futures, detracted from performance, as yields broadly fell across developed markets. Within a diversified set of spread sectors, an allocation to investment-grade corporate credit, exposure to Agency mortgage-backed securities and treasury inflation-protected securities (“TIPS”) contributed to performance as spreads tightened and inflation expectations increased.

Equity exposure in the Overlay Sleeve of the Portfolio ended the period with a reduced exposure to U.S. equities as volatility remained elevated. The fixed income portion ended the period modestly underweight headline duration relative to the benchmark. The Portfolio held positions in Corporate, Agency, mortgages, TIPS, and municipal bonds to diversify and enhance the return potential.

Derivatives were used in the Portfolio and were instrumental in attaining specific exposures and to gain from anticipated market

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

developments. The Portfolio’s duration positioning was partly facilitated through the use of Eurodollar and U.S. Treasury futures. The Portfolio’s equity exposure was obtained via the use of E-mini S&P 500 Index futures contracts. Currency exposure was in part implemented through the use of currency forwards. The derivatives performed as expected over the period.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

David L. Braun

Yang Lu

Graham A. Rennison

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
Brighthouse Balanced Plus Portfolio
Class B	12.52	10.56	8.13
Dow Jones Moderate Index	12.24	9.36	7.21

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio(Class A)	6.5
U.S. Treasury Notes	5.5
PIMCO Total Return Portfolio(Class A)	5.3
TCW Core Fixed Income Portfolio(Class A)	5.2
Harris Oakmark International Portfolio(Class A)	4.1
JPMorgan Core Bond Portfolio(Class A)	4.1
Western Asset Management U.S. Government Portfolio(Class A)	3.3
Western Asset Management Strategic Bond Opportunities Portfolio(Class A)	3.3
U.S. Treasury Bonds	2.8
Baillie Gifford International Stock Portfolio(Class A)	2.8

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	32.2
U.S. Large Cap Equities	24.2
International Developed Market Equities	13.1
U.S. Mid Cap Equities	6.1
High Yield Fixed Income	5.7
U.S. Small Cap Equities	5.3
International Fixed Income	3.4
Global Equities	2.6
Emerging Market Equities	1.5
Real Estate Equities	0.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a) (b)	Actual	0.91%	$1,000.00	$1,127.60	$4.87
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—70.5% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—70.5%
AB International Bond Portfolio (Class A) (a)	19,617,659	$208,928,067
Baillie Gifford International Stock Portfolio (Class A) (b)	21,277,808	335,763,817
BlackRock Bond Income Portfolio (Class A) (b)	6,961,231	792,953,785
BlackRock Capital Appreciation Portfolio (Class A) (b)	759,332	40,540,735
BlackRock High Yield Portfolio (Class A) (a)	15,144,028	120,849,347
Brighthouse Small Cap Value Portfolio (Class A) (a)	10,970,780	161,489,879
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	6,567,341	92,665,179
Brighthouse/Artisan International Portfolio (Class A) (a)	19,530,558	254,483,176
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	828,321	195,550,083
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	14,681,484	182,490,843
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	17,784,007	176,773,026
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	30,790,251	290,967,868
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	24,469,953	203,345,310
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	1,778,010	61,092,423
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	3,686,336	63,110,068
Clarion Global Real Estate Portfolio (Class A) (a)	9,914,121	114,012,395
Frontier Mid Cap Growth Portfolio (Class A) (b)	3,807,436	167,603,327
Harris Oakmark International Portfolio (Class A) (a)	36,902,491	496,338,506
Invesco Comstock Portfolio (Class A) (a)	2,122,967	27,258,902
Invesco Global Equity Portfolio (Class A) (a)	4,456,071	131,097,599
Invesco Small Cap Growth Portfolio (Class A) (a)	6,082,476	117,574,261
Jennison Growth Portfolio (Class A) (b)	2,349,135	53,160,932
JPMorgan Core Bond Portfolio (Class A) (a)	45,971,535	496,032,866
JPMorgan Small Cap Value Portfolio (Class A) (a)	7,447,782	116,185,394
Loomis Sayles Growth Portfolio (Class A) (a)	3,002,257	43,382,616
MFS Research International Portfolio (Class A) (a)	22,975,291	318,437,537
MFS Value Portfolio (Class A) (b)	3,382,059	52,861,576
Morgan Stanley Discovery Portfolio (Class A) (a)	1,366,221	64,512,964
Neuberger Berman Genesis Portfolio (Class A) (b)	3,746,391	89,950,857
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	21,672,266	235,144,081
PIMCO Total Return Portfolio (Class A) (a)	51,069,405	639,899,651
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	7,708,620	89,419,998
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	1,570,211	45,174,979
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	10,235,816	127,742,983
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	5,872,129	158,782,367
TCW Core Fixed Income Portfolio (Class A) (a)	56,511,291	627,275,333
Van Eck Global Natural Resources Portfolio (Class A) (b)	18,182,164	187,094,466
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	15,618,293	192,417,364
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	28,643,252	397,281,906
Western Asset Management U.S. Government Portfolio (Class A) (b)	33,272,608	401,933,102

Total Mutual Funds (Cost $7,787,918,450)		8,571,579,568

U.S. Treasury & Government Agencies—28.5%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—4.5%
Fannie Mae 30 Yr. Pool
4.000%, 08/01/47	62,162	66,946
4.000%, 06/01/48	291,162	311,551
4.000%, 11/01/48	17,565	18,694
4.000%, 03/01/49	3,108,790	3,308,752
4.000%, 08/01/49	369,697	395,005
4.000%, 03/01/50	74,990,011	80,094,929
4.000%, 07/01/50	13,175,127	14,073,747
Fannie Mae Pool
2.920%, 03/01/35	2,950,000	3,189,015
3.180%, 07/01/35	2,651,581	2,887,168
Freddie Mac 30 Yr. Pool
4.000%, 05/01/48	15,539	16,612
4.000%, 03/01/50	224,451	239,620
4.000%, 05/01/50	315,041	337,345
Freddie Mac Multifamily Structured Pass-Through Certificates
3.176%, 11/25/28	6,253,036	6,915,808
Ginnie Mae II 30 Yr. Pool
4.000%, TBA (c)	110,000,000	117,291,878
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.500%, TBA (c)	68,600,000	72,177,294
3.500%, TBA (c)	215,000,000	227,364,813
4.000%, TBA (c)	16,000,000	17,109,972

		545,799,149

Federal Agencies—0.3%
Resolution Funding Corp. Principal Strip
Zero Coupon, 04/15/30	19,500,000	17,315,289
Tennessee Valley Authority
2.875%, 02/01/27	1,700,000	1,915,008
4.250%, 09/15/65	10,000,000	15,053,471

		34,283,768

U.S. Treasury—23.7%
U.S. Treasury Bonds
1.375%, 11/15/40	48,000,000	47,377,500
1.375%, 08/15/50	367,400,000	343,289,375
1.625%, 11/15/50	50,500,000	50,200,156
2.750%, 11/15/42	196,000,000	242,419,844
2.875%, 05/15/43	126,000,000	159,015,938
2.875%, 08/15/45	51,300,000	65,148,996
2.875%, 11/15/46	114,100,000	145,495,328
3.000%, 11/15/44	96,000,000	124,020,000
3.000%, 02/15/47	96,900,000	126,462,070
3.000%, 02/15/49	143,700,000	189,178,805
3.125%, 02/15/43	89,700,000	117,454,441
3.375%, 05/15/44	99,895,000	136,372,284
U.S. Treasury Inflation Indexed Notes
0.250%, 07/15/29 (d)	38,682,100	43,771,431
U.S. Treasury Notes
0.250%, 09/30/25 (e)	40,000,000	39,840,625
0.375%, 09/30/27	125,000,000	123,037,110
0.625%, 08/15/30	64,000,000	62,360,000
1.375%, 01/31/22 (e)	100,000,000	101,343,750
1.500%, 11/30/24 (e)	100,000,000	104,847,656
2.750%, 08/31/23	622,000,000	664,786,795

		2,886,422,104

Total U.S. Treasury & Government Agencies (Cost $3,109,513,410)		3,466,505,021

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—1.6%

Security Description	Principal Amount*	Value

Banks —1.5%
Bank of America Corp. 3.419%, 3M LIBOR + 1.040%, 12/20/28 (f)	20,000,000	$22,613,078
Bank of New York Mellon Corp. (The) 3.659%, 3M LIBOR + 3.420%, 03/20/21 (f)	6,800,000	6,807,004
Citigroup, Inc. 3.887%, 3M LIBOR + 1.563%, 01/10/28 (f)	20,000,000	22,972,246
Cooperative Rabobank UA 4.375%, 08/04/25	5,000,000	5,705,223
Goldman Sachs Group, Inc. (The) 3.691%, 3M LIBOR + 1.510%, 06/05/28 (f)	10,000,000	11,526,978
3.750%, 02/25/26	19,500,000	22,146,150
HSBC Holdings plc 4.300%, 03/08/26	20,000,000	23,039,626
5.250%, 03/14/44	3,000,000	4,186,003
JPMorgan Chase & Co. 3.540%, 3M LIBOR + 1.380%, 05/01/28 (f)	10,000,000	11,425,620
4.000%, SOFR + 2.745%, 04/01/25 (f)	8,000,000	8,130,000
6.125%, 3M LIBOR + 3.330%, 04/30/24 (f)	3,000,000	3,270,000
Mizuho Financial Group, Inc. 4.254%, 3M LIBOR + 1.270%, 09/11/29 (f)	5,000,000	5,947,869
Morgan Stanley 3.591%, 3M LIBOR + 1.340%, 07/22/28 (f)	20,000,000	22,824,929
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (f)	8,600,000	9,126,750

		179,721,476

Insurance—0.1%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	4,152,744

Telecommunications—0.0%
AT&T, Inc. 3.500%, 09/15/53 (144A)	2,045,000	2,037,205
3.800%, 12/01/57 (144A)	1,556,000	1,616,065

		3,653,270

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,607,000	2,890,345

Total Corporate Bonds & Notes (Cost $174,264,213)		190,417,835

Municipals—0.0%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	718,824
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,454,477

Total Municipals (Cost $2,512,921)		3,173,301

Short-Term Investments—4.9%
Security Description	Principal Amount*	Value

Repurchase Agreements—4.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $5,083,289, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $5,184,996.	5,083,289	5,083,289
JPMorgan Securities LLC Repurchase Agreement dated 12/31/20 at 0.110%, due on 01/04/21 with a maturity value of $80,300,981; collateralized by U.S. Treasury Bond at 3.375%, maturing 11/15/48, with a market value of $82,061,125.	80,300,000	80,300,000
Repurchase Agreement dated 12/31/20 at 0.110%, due on 01/05/21 with a maturity value of $265,800,812; collateralized by U.S. Treasury Bond at 3.000%, maturing 11/15/44, with a market value of $ 270,634,904.	265,800,000	265,800,000
Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21with a maturity value of $246,903,292; collateralized by U.S. Treasury Bond at 3.000%, maturing 11/15/44, with a market value of $251,391,113.	246,900,000	246,900,000

Total Short-Term Investments (Cost $598,083,289)		598,083,289

Total Investments—105.5% (Cost $11,672,292,283)		12,829,759,014
Other assets and liabilities (net)—(5.5)%		(667,174,351)

Net Assets—100.0%		$12,162,584,663

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $155,591,071.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $7,806,014, which is 0.1% of net assets.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	20,900,000	CBNA	01/08/21	USD	202,804	$(384)

Contracts to Deliver
JPY	12,492,305	BOA	01/08/21	USD	120,250	(740)
JPY	6,405,946	BOA	01/08/21	USD	61,491	(551)
JPY	2,001,749	CBNA	01/08/21	USD	19,218	(170)
JPY	20,900,000	CBNA	02/02/21	USD	202,867	386

Net Unrealized Depreciation						$(1,459)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/19/21	13,614	USD	2,551,808,160	$60,865,143
U.S. Treasury Note 2 Year Futures	03/31/21	844	USD	186,504,218	190,129
U.S. Treasury Note 5 Year Futures	03/31/21	1,610	USD	203,124,141	463,756
U.S. Treasury Ultra Long Bond Futures	03/22/21	217	USD	46,343,063	(529,261)

Net Unrealized Appreciation					$60,989,767

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,571,579,568	$—	$—	$8,571,579,568
Total U.S. Treasury & Government Agencies*	—	3,466,505,021	—	3,466,505,021
Total Corporate Bonds & Notes*	—	190,417,835	—	190,417,835
Total Municipals*	—	3,173,301	—	3,173,301
Total Short-Term Investments*	—	598,083,289	—	598,083,289
Total Investments	$8,571,579,568	$4,258,179,446	$—	$12,829,759,014

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$386	$—	$386
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,845)	—	(1,845)
Total Forward Contracts	$—	$(1,459)	$—	$(1,459)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$61,519,028	$—	$—	$61,519,028
Futures Contracts (Unrealized Depreciation)	(529,261)	—	—	(529,261)
Total Futures Contracts	$60,989,767	$—	$—	$60,989,767

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$4,258,179,446
Affiliated investments at value (b)	8,571,579,568
Cash denominated in foreign currencies (c)	413,755
Unrealized appreciation on forward foreign currency exchange contracts	386
Receivable for:
Affiliated investments sold	2,864,415
TBA securities sold	255,236,766
Fund shares sold	11,250
Interest	17,968,840
Variation margin on futures contracts	18,787,634
Prepaid expenses	11,000

Total Assets	13,125,053,060
Liabilities
Cash collateral for TBAs	579,000
Unrealized depreciation on forward foreign currency exchange contracts	1,845
Payables for:
Investments purchased	265,800,000
TBA securities purchased	687,990,305
Fund shares redeemed	2,875,665
Accrued Expenses:
Management fees	2,340,974
Distribution and service fees	2,555,585
Deferred trustees’ fees	159,085
Other expenses	165,938

Total Liabilities	962,468,397

Net Assets	$12,162,584,663

Net Assets Consist of:
Paid in surplus	$10,404,799,984
Distributable earnings (Accumulated losses)	1,757,784,679

Net Assets	$12,162,584,663

Net Assets
Class B	$12,162,584,663
Capital Shares Outstanding*
Class B	1,027,450,233
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,884,373,833.
(b)	Identified cost of affiliated investments was $7,787,918,450.
(c)	Identified cost of cash denominated in foreign currencies was $387,625.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$239,721,165
Interest	70,904,106

Total investment income	310,625,271
Expenses
Management fees	27,713,569
Administration fees	153,206
Custodian and accounting fees	178,912
Distribution and service fees—Class B	28,950,361
Interest expense	268,502
Audit and tax services	57,721
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	51,119
Insurance	25,264
Miscellaneous	35,381

Total expenses	57,534,002
Less management fee waiver	(502,021)

Net expenses	57,031,981

Net Investment Income	253,593,290

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	231,137,243
Affiliated investments	11,600,914
Futures contracts	22,999,217
Foreign currency transactions	(4,752)
Forward foreign currency transactions	(1,886)
Capital gain distributions from affiliated investments	189,724,713

Net realized gain	455,455,449

Net change in unrealized appreciation (depreciation) on:
Investments	154,034,619
Affiliated investments	538,684,328
Futures contracts	(36,568,747)
Foreign currency transactions	18,635
Forward foreign currency transactions	(1,575)

Net change in unrealized appreciation	656,167,260

Net realized and unrealized gain	1,111,622,709

Net Increase in Net Assets From Operations	$1,365,215,999

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$253,593,290	$254,772,936
Net realized gain	455,455,449	1,157,772,616
Net change in unrealized appreciation	656,167,260	1,036,094,238

Increase in net assets from operations	1,365,215,999	2,448,639,790

From Distributions to Shareholders
Class B	(1,398,596,814)	(236,378,234)

Total distributions	(1,398,596,814)	(236,378,234)

Increase (decrease) in net assets from capital share transactions	181,467,500	(984,807,939)

Total increase in net assets	148,086,685	1,227,453,617

Net Assets
Beginning of period	12,014,497,978	10,787,044,361

End of period	$12,162,584,663	$12,014,497,978

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	11,562,650	$129,699,622	6,263,750	$69,274,037
Reinvestments	134,222,343	1,398,596,814	21,567,357	236,378,234
Redemptions	(118,329,265)	(1,346,828,936)	(115,417,132)	(1,290,460,210)

Net increase (decrease)	27,455,728	$181,467,500	(87,586,025)	$(984,807,939)

Increase (decrease) derived from capital shares transactions		$181,467,500		$(984,807,939)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.01	$9.92	$11.91	$10.76	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.20	0.18	0.16
Net realized and unrealized gain (loss)	1.06	2.08	(0.98)	1.73	0.69

Total income (loss) from investment operations	1.31	2.32	(0.78)	1.91	0.85

Less Distributions
Distributions from net investment income	(0.29)	(0.23)	(0.20)	(0.18)	(0.31)
Distributions from net realized capital gains	(1.19)	0.00	(1.01)	(0.58)	(0.12)

Total distributions	(1.48)	(0.23)	(1.21)	(0.76)	(0.43)

Net Asset Value, End of Period	$11.84	$12.01	$9.92	$11.91	$10.76

Total Return (%) (b)	12.52	23.57	(7.36)	18.33	8.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.50	0.50	0.50	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.49	0.50	0.49	0.50	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (e)	2.19	2.18	1.79	1.54	1.51
Portfolio turnover rate (%)	76 (f)	76 (f)	54 (f)	32 (f)	17
Net assets, end of period (in millions)	$12,162.6	$12,014.5	$10,787.0	$12,467.1	$10,965.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 24%, 15%, 24% and 8% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $598,083,289, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the Portfolio had an outstanding reverse repurchase agreement balance for 93 days. The average amount of borrowings was $89,672,769 and the annualized weighted average interest rate was 0.695% during the 93 day period. There were no outstanding reverse repurchase agreements as of December 31, 2020.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2020, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the Portfolio had an outstanding secured borrowing transaction balance for 174 days. For the year ended December 31, 2020, the Portfolio’s average amount of borrowings was $83,460,002 and the weighted average interest rate was 0.254% during the 174 day period. There were no outstanding borrowings as of December 31, 2020.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall

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Notes to Financial Statements—December 31, 2020—(Continued)

equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$653,885	Unrealized depreciation on futures contracts (a) (b)	$529,261
Equity	Unrealized appreciation on futures contracts (a) (b)	60,865,143
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	386	Unrealized depreciation on forward foreign currency exchange contracts	1,845

Total		$61,519,414		$531,106

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$386	$(386)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,291	$—	$—	$1,291
Citibank N.A.	554	(386)	—	168

	$1,845	$(386)	$—	$1,459

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the period ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$(1,886)	$(1,886)
Futures contracts . . . . . . . . . . . . . . .	(15,273,711)	38,272,928	—	22,999,217

	$(15,273,711)	$38,272,928	$(1,886)	$22,997,331

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$(1,575)	$(1,575)
Futures contracts . . . . . . . . . . . . . . .	124,624	(36,693,371)	—	(36,568,747)

	$124,624	$(36,693,371)	$(1,575)	$(36,570,322)

For the period ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	433,320
Futures contracts long . . . . . . . . . . . . .	1,770,605,119
Futures contracts short . . . . . . . . . . . . .	(330,076,395)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant

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Notes to Financial Statements—December 31, 2020—(Continued)

volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2020—(Continued)

and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$8,207,851,539	$833,941,183	$8,487,522,136	$1,167,073,773

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$6,252,739,260	$6,284,411,933

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2020	% per annum	Average Daily Net Assets of the Overlay Portion
$23,302,538	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

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Notes to Financial Statements—December 31, 2020—(Continued)

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2020	% per annum	Average Daily Net Assets of the Base Portion
$4,411,031	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2020—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2020
AB International Bond Portfolio (Class A)	$205,122,422	$6,111,785	$(5,675,451)	$166,903	$3,202,408	$208,928,067
Baillie Gifford International Stock Portfolio (Class A)	321,197,280	31,712,297	(68,865,601)	24,851,695	26,868,146	335,763,817
BlackRock Bond Income Portfolio (Class A)	800,066,584	28,446,046	(72,090,452)	(465,442)	36,997,049	792,953,785
BlackRock Capital Appreciation Portfolio (Class A)	52,253,008	5,049,729	(26,132,648)	6,803,779	2,566,867	40,540,735
BlackRock High Yield Portfolio (Class A)	120,345,553	6,424,826	(8,273,303)	(1,057,558)	3,409,829	120,849,347
Brighthouse Small Cap Value Portfolio (Class A)	128,265,218	40,746,045	(11,347,984)	(2,203,943)	6,030,543	161,489,879
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	85,618,528	9,555,717	(23,408,800)	3,268,398	17,631,336	92,665,179
Brighthouse/Artisan International Portfolio	248,561,391	20,076,693	(23,004,529)	4,011,560	4,838,061	254,483,176
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	182,708,599	34,555,857	(35,320,309)	(3,337,116)	16,943,052	195,550,083
Brighthouse/Dimensional International Small Company Portfolio (Class A)	171,909,904	28,832,338	(26,444,670)	(4,105,568)	12,298,839	182,490,843
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	177,044,908	8,823,423	(4,452,781)	(277,965)	(4,364,559)	176,773,026
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	293,718,271	11,034,370	(9,646,520)	(619,253)	(3,519,000)	290,967,868
Brighthouse/Templeton International Bond Portfolio (Class A)	206,773,040	23,675,058	(1,449,239)	(425,500)	(25,228,049)	203,345,310
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	59,799,793	7,137,102	(5,058,682)	(1,026,239)	240,449	61,092,423
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	60,895,882	4,538,732	(10,037,845)	1,579,553	6,133,746	63,110,068
Clarion Global Real Estate Portfolio (Class A)	106,728,583	21,782,306	(5,494,642)	61,415	(9,065,267)	114,012,395
Frontier Mid Cap Growth Portfolio (Class A)	159,189,982	17,609,758	(36,103,692)	(1,710,694)	28,617,973	167,603,327
Harris Oakmark International Portfolio (Class A)	447,355,198	122,521,363	(103,285,924)	(37,894,965)	67,642,834	496,338,506
Invesco Comstock Portfolio (Class A)	42,809,492	7,867,283	(17,968,995)	(3,303,747)	(2,145,131)	27,258,902
Invesco Global Equity Portfolio (Class A)	123,708,283	3,944,599	(26,185,065)	4,654,401	24,975,381	131,097,599
Invesco Small Cap Growth Portfolio (Class A)	105,489,846	6,448,925	(37,239,877)	(6,075,614)	48,950,981	117,574,261
Jennison Growth Portfolio (Class A)	64,296,604	6,311,523	(36,102,885)	8,333,728	10,321,962	53,160,932
JPMorgan Core Bond Portfolio (Class A)	499,333,965	19,504,035	(43,791,328)	446,580	20,539,614	496,032,866
JPMorgan Small Cap Value Portfolio (Class A)	106,475,454	19,701,207	(20,728,008)	(6,457,063)	17,193,804	116,185,394
Loomis Sayles Growth Portfolio (Class A)	42,646,508	15,143,965	(11,163,812)	4,110,147	(7,354,192)	43,382,616
MFS Research International Portfolio (Class A)	305,749,244	25,123,794	(34,315,179)	9,940,314	11,939,364	318,437,537
MFS Value Portfolio (Class A)	51,283,244	5,581,832	(2,350,262)	(13,303)	(1,639,935)	52,861,576
Morgan Stanley Discovery Portfolio (Class A)	59,778,144	9,712,532	(54,086,659)	27,017,668	22,091,279	64,512,964
Neuberger Berman Genesis Portfolio (Class A)	85,049,900	7,918,442	(16,363,914)	6,501,866	6,844,563	89,950,857
PIMCO Inflation Protected Bond Portfolio (Class A)	236,588,136	7,206,863	(27,690,918)	(4,118,154)	23,158,154	235,144,081
PIMCO Total Return Portfolio (Class A)	643,335,571	25,949,729	(58,026,144)	(38,413)	28,678,908	639,899,651
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	85,844,987	7,601,364	(14,768,376)	149,117	10,592,906	89,419,998
T. Rowe Price Large Cap Value Portfolio (Class A)	42,741,187	8,294,659	(4,011,998)	(95,370)	(1,753,499)	45,174,979
T. Rowe Price Mid Cap Growth Portfolio (Class A)	122,252,652	13,052,897	(21,858,013)	(295,188)	14,590,635	127,742,983
T. Rowe Price Small Cap Growth Portfolio (Class A)	127,949,550	23,952,931	(13,063,469)	3,354,537	16,588,818	158,782,367
TCW Core Fixed Income Portfolio (Class A)	632,040,098	21,071,499	(63,370,124)	5,289,574	32,244,286	627,275,333
Van Eck Global Natural Resources Portfolio (Class A)	169,952,393	23,053,325	(43,717,632)	(18,633,989)	56,440,369	187,094,466
Wells Capital Management Mid Cap Value Portfolio (Class A)	183,079,640	36,034,007	(23,583,253)	(7,649,495)	4,536,465	192,417,364
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	395,522,917	22,965,511	(24,334,714)	979,479	2,148,713	397,281,906
Western Asset Management U.S. Government Portfolio (Class A)	411,835,959	15,396,811	(33,681,073)	(115,221)	8,496,626	401,933,102

	$8,365,317,918	$760,471,178	$(1,104,494,770)	$11,600,914	$538,684,328	$8,571,579,568

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
AB International Bond Portfolio (Class A)	$1,512,785	$4,538,353	19,617,659
Baillie Gifford International Stock Portfolio (Class A)	18,862,888	6,413,856	21,277,808
BlackRock Bond Income Portfolio (Class A)	—	28,140,530	6,961,231
BlackRock Capital Appreciation Portfolio (Class A)	5,049,729	—	759,332
BlackRock High Yield Portfolio (Class A)	—	6,424,826	15,144,028
Brighthouse Small Cap Value Portfolio (Class A)	5,683,296	2,082,507	10,970,780

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	$—	$1,938,952	6,567,341
Brighthouse/Artisan International Portfolio	8,213,478	3,269,247	19,530,558
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,911,378	1,783,032	828,321
Brighthouse/Dimensional International Small Company Portfolio (Class A)	6,501,783	4,502,446	14,681,484
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	8,604,573	17,784,007
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	10,779,506	30,790,251
Brighthouse/Templeton International Bond Portfolio (Class A)	—	13,640,173	24,469,953
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	6,200,291	927,890	1,778,010
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,850,643	677,464	3,686,336
Clarion Global Real Estate Portfolio (Class A)	2,197,582	5,021,666	9,914,121
Frontier Mid Cap Growth Portfolio (Class A)	17,172,154	—	3,807,436
Harris Oakmark International Portfolio (Class A)	12,021,942	15,468,793	36,902,491
Invesco Comstock Portfolio (Class A)	1,928,595	748,183	2,122,967
Invesco Global Equity Portfolio (Class A)	307,434	1,123,722	4,456,071
Invesco Small Cap Growth Portfolio (Class A)	6,321,171	99,126	6,082,476
Jennison Growth Portfolio (Class A)	6,162,933	124,475	2,349,135
JPMorgan Core Bond Portfolio (Class A)	—	17,871,284	45,971,535
JPMorgan Small Cap Value Portfolio (Class A)	—	1,501,038	7,447,782
Loomis Sayles Growth Portfolio (Class A)	14,788,958	355,007	3,002,257
MFS Research International Portfolio (Class A)	10,135,228	7,331,867	22,975,291
MFS Value Portfolio (Class A)	3,013,488	956,202	3,382,059
Morgan Stanley Discovery Portfolio (Class A)	9,613,546	—	1,366,221
Neuberger Berman Genesis Portfolio (Class A)	5,948,197	150,125	3,746,391
PIMCO Inflation Protected Bond Portfolio (Class A)	—	6,942,532	21,672,266
PIMCO Total Return Portfolio (Class A)	—	25,218,698	51,069,405
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,161,681	7,708,620
T. Rowe Price Large Cap Value Portfolio (Class A)	3,202,334	1,088,335	1,570,211
T. Rowe Price Mid Cap Growth Portfolio (Class A)	12,057,170	299,027	10,235,816
T. Rowe Price Small Cap Growth Portfolio (Class A)	13,194,910	263,254	5,872,129
TCW Core Fixed Income Portfolio (Class A)	—	19,602,208	56,511,291
Van Eck Global Natural Resources Portfolio (Class A)	—	2,340,746	18,182,164
Wells Capital Management Mid Cap Value Portfolio (Class A)	11,872,800	2,097,098	15,618,293
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	22,897,014	28,643,252
Western Asset Management U.S. Government Portfolio (Class A)	—	12,335,729	33,272,608

	$189,724,713	$239,721,165

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$11,749,662,325

Gross unrealized appreciation	1,176,503,624
Gross unrealized depreciation	(96,406,934)

Net unrealized appreciation (depreciation)	$1,080,096,690

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$574,440,647	$236,378,234	$824,156,167	$—	$1,398,596,814	$236,378,234

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$331,137,415	$346,683,531	$1,080,122,819	$—	$1,757,943,765

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Balanced Plus Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Balanced Plus Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-28

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-year, and five-year periods ended October 31, 2020. The Board also took into account that the Portfolio underperformed the Balanced Plus Narrow Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the

BHFTI-30

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned -0.32% and -0.57%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.63%.

MARKET ENVIRONMENT / CONDITIONS

During 2020, small-cap stocks lagged the returns of large-cap stocks. The small-cap Russell 2000 Index advanced 19.96%, while the large-cap Russell 1000 Index gained 20.96%. During the year, growth was preferred over quality in the U.S. equity markets. The gains for growth indices were much stronger than value indices. In small caps, the Russell 2000 Value Index appreciated 4.63% while the Russell 2000 Growth Index advanced 34.63%.

Within the Russell 2000 Value Index, performance was mixed during the year. Six of the eleven sectors in the benchmark appreciated while five declined. The strongest performing sectors in the Russell 2000 Value Index were the Consumer Staples, Consumer Discretionary, and Health Care sectors, each appreciating by over 30% for the 12-month period. The Energy sector in the benchmark declined by over 30% during the year, while the Real Estate, Financials, Communication Services, and Utilities sectors also declined by under 10% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The Portfolio sleeve underperformed the Russell 2000 Value Index during the 12-month period. Stock selection and sector positioning detracted during the year. The Portfolio’s positions in the Consumer Discretionary sector advanced during the year but lagged the stronger returns of those in the benchmark. Not owning companies in the casinos & gaming industry detracted as it was among the best performing industries in the benchmark during the year. Stock selection and relative underweight allocations in the Energy and Consumer Staples sectors detracted. On a relative basis, the Portfolio benefited from good stock selection in the Financials and Materials sectors; in addition, a relative overweight to companies in the Information Technology sector contributed.

Shares of movie theatre company Cinemark Holdings, Inc. detracted from relative performance during the review period. In February, Cinemark reported fiscal fourth-quarter results that missed consensus estimates for earnings before interest, taxes, depreciation, and amortization (EBITDA) due to cost pressures in the company’s Latin America business. In mid-March, Cinemark announced the temporary closure of all of its theaters in an effort to protect employees and moviegoers, resulting in a decline in the company’s stock price as its revenues are likely to be lower than expected. Prior to the end of the review period, we sold the Portfolio’s position in Cinemark as we believed the company would, for a period, not be able to generate free cash flow.

Stock selection detracted in the Industrials sector where the Portfolio’s position in furniture and textiles company Knoll, Inc. underperformed. Knoll shares declined sharply early in the year as the work-from-home environment reduced sales and demand for the company’s office furniture. Knoll’s management made cost reductions to improve liquidity as well as reduced the dividend and invested strategically in ecommerce and digital capabilities to drive sales from individuals working at home, which was expected to improve the company’s sales in its lifestyle business segment. We trimmed the Portfolio’s position in Knoll during the year and maintained a smaller position since Knoll has been able to improve its liquidity allowing the company to raise its dividend from the period’s lows and diversify business segments.

Stock selection in the Financials sector contributed during the year as not owning companies in the Mortgage Real Estate Investment Trust (“REITs”) industry contributed, as did stock selection in the capital markets industry; however, stock selection and a relative overweight to the regional banks industry detracted. Great Western Bancorp, Inc. is a bank holding company headquartered in South Dakota with branches in South Dakota, Iowa, Nebraska, Colorado, Arizona, Kansas, and Missouri. The company specializes in agribusiness banking. During the period, Great Western Bancorp detracted from performance as the company reported an increase in provision expenses related to loans made to hospitals and hotels. We maintained the Portfolio’s position in Great Western as the company cut its dividend to increase its capital levels and traded at near historically low valuation levels.

Within the capital markets industry of the Financials sector, Legg Mason, Inc., a global investment management firm with investment capabilities in equities, fixed income, alternatives, and multi-asset, contributed. During the year, Legg Mason outperformed as the company entered into a definitive agreement with Franklin Resources, Inc. to be acquired at a premium. The transaction closed prior to the end of the year and we invested the cash proceeds in other financials at that time.

In the Information Technology sector, semiconductor equipment company Teradyne, Inc. outperformed. Teradyne is a supplier of automation equipment for test and industrial applications and designs systems used to test semiconductors, wireless products, and electronic systems. Shares of Teradyne contributed during the year as the company reported multiple quarters of growing financial results driven by strong revenues and demand trends in 5G, industrial automation, and semiconductor test.

In the Materials sector, Altra Industrial Motion Corp., a premier global designer and producer of a wide range of motion control and power transmission solutions, contributed to the Portfolio’s performance for

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

the year. Altra made cost reductions early in the year to maintain financial flexibility. Likewise, by reducing its dividend early in the year, the company had additional cash available that it used to pay down debt. Having benefited from cost reductions that led to improved earnings, Altra was able to increase its dividend later in the year.

The Portfolio ended the review period with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. At period-end, the Portfolio’s relative overweights were in the Materials, Financials, and Information Technology sectors. The Portfolio was underweight the remainder of the sectors in the benchmark, with notable underweights to the Health Care, Consumer Staples, Consumer Discretionary, and Energy sectors.

Christopher S. Beck

Kelly McKee Carabasi

Steven G. Catricks

Michael Foley

Kent P. Madden

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management Incorporated.

The Portfolio sleeve underperformed the Russell 2000 Value Index over the trailing twelve-month period. Stock selection drove the Portfolio’s underperformance relative to the Index while sector allocation was beneficial. Stock selection in the Materials, Consumer Discretionary, Consumer Staples, and Health Care sectors as well as underweights in the Consumer Discretionary and Health Care sectors were the largest detractors from relative performance. On the positive side, the Portfolio benefitted from meaningful overweights in the strong-performing Consumer Staples and Materials sectors as well as underweights in the weak-performing Real Estate and Financials sectors.

Our process seeks to win over a market cycle. However, the early innings of the economic cycle, when companies that have greater financial and operating leverage to a rapidly improving economic backdrop outperform, are typically the most challenging for our process. This lack of deep cyclical exposure proved challenging for the Portfolio during the recent rally in November. This cyclical rotation favored the higher beta and the more volatile sectors and stocks within the Index. We typically expect to lag in the first couple innings of the economic cycle in which some of the “lower quality” factors like beta, leverage, or volatility outperform, but we seek to outperform as the cycle matures into the middle innings when macro influences are more muted, consistency of cash flows is appreciated, and our companies can utilize their financial flexibility to create increased shareholder value across various market environments.

Security selection in the Materials sector detracted from relative performance, although this was partially offset by an overweight to the sector that benefitted the Portfolio as investors showed a preference for the economic sensitivity that the Materials sector would provide to a potential recovery. Our exposure is primarily through specialty chemical, construction materials, and packaging companies, which lagged the higher-beta and more commoditized metals and mining stocks within the Index. Within the sector, Neenah, Inc. and Innospec, Inc. were the largest detractors from relative performance. Neenah manufactures technical specialty products in various filtration categories and specialty paper. Neenah has reinvented themselves from a sleepy traditional paper company to a specialty technical products manufacturer. They have a strong balance sheet, stable free cash flow, and a leading market share position in the niche segments such as aftermarket transportation filtration. The stock underperformed as the pandemic pressured volumes through most of 2020. We see an attractive reward/risk valuation and believe that the balance sheet is in good shape and the near-term challenges are not a factor in the long-term free cash flow power of the company. Specialty chemical manufacturer Innospec is a specialty chemical manufacturer with products across a diverse set of end-markets. The stock underperformed as the fuel additives business was under pressure from fewer miles driven related to the pandemic. However, we believe these headwinds should dissipate. The company has highly efficient research and development capabilities, which has driven solid organic growth, and has used its balance sheet to diversify its product mix to be increasingly resistant to sharp cyclical swings and macro uncertainty. We believe Innospec is well positioned to gain traction with new product development. Additionally, we believe the company’s strong financial position combined with its product portfolio should continue to drive long-term shareholder value.

Stock selection and an underweight to Consumer Discretionary detracted from performance. The sector rebounded during the period as restaurants and retail stores began to reopen. Our underweight is driven by the reward-to-risk valuations and the significant volatility to the cash flow streams of the Consumer Discretionary companies within the small cap universe. Within the sector, DINE Brands was the largest detractor over the period. DINE Brands franchises and operates full-service restaurants under the International House of Pancakes (IHOP) and Applebee’s brands. The stock declined during the coronavirus crisis as many restaurants were forced to shut down. DINE shares recovered substantially as restaurants began to reopen and we believe the refinancing of the company’s debt during 2019 should provide financial flexibility if the pandemic continues.

The Portfolio’s underweight and stock selection in Health Care detracted from relative performance as the sector was a top performer in the Index during the period. Our underweight is driven by our disciplined reward/risk process and the lack of opportunities we see within the small cap value universe that do not possess substantial pipeline risks. Rather than gambling on a biotech or pharmaceutical company’s ability to gain approval on a single product or therapy, we prefer to find companies that have established operating histories and the ability to, in our view, use their financial flexibility to control

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

their destiny. Natus Medical, Inc. was among the largest detractors in the sector for the period. Natus Medical is a medical device company specializing in screening products. The capital light business model with market leading products drives strong cash generation, and in combination with an under-utilized balance sheet, we really like the financial flexibility it possesses. The business suffered a COVID-19 related slowdown that caused weakness in the shares. While near term volume remains difficult to predict, we remain confident that activity should return to normal levels in time, and believe the shares are significantly undervalued in the long term.

While stock selection in Consumer Staples was a key detractor from relative performance, a meaningful overweight to the best-performing Consumer Staples sector benefited the Portfolio as investors preferred the more defensive cash flow streams the sector possesses during the volatile period. Within the sector, BJ’s Wholesale Club Holdings, Inc. contributed to relative performance. BJ’s is a leading operator of membership warehouse clubs in the U.S. The company benefited from an unprecedented surge in food and consumables demand during the pandemic as consumers moved toward living and working at home. Shares remain at a substantial discount to peers and, prior to the pandemic, the business model (in which 80% of earnings before interest and taxes come from membership fees) was highly underappreciated. While some of the surge in demand and stock-up should wane and at some point reverse, we do believe that some further multiple rerating is likely as investors come to appreciate the stability of the business model even under the most severe scenarios. This company appears to be one of the few with a business model that becomes stronger on the other side of this crisis as, in our view, it will likely keep some of the increase in members, have greater leverage with its suppliers than ever before, and have access to new suppliers with the potential to gain market share in general merchandise categories such as apparel where the competitive set is likely to be impaired.

Underweights relative to the Index in the weak-performing Real Estate and Financials sectors were contributors during the period. The defensive Real Estate sector was one of the worst-performing sectors as 10-year Treasury yields rose and investors sought the higher beta and more economically sensitive sectors. Our underweight was driven by the more attractive reward/risk opportunities we were seeing in other sectors. The underweight to the Financials sector benefited the Portfolio as the pandemic pressured interest rates and bank stocks within the Index. We continued to prefer other economically sensitive sectors like Materials and Industrials relative to the small cap regional banks whose fate, in our view, is driven by the yield curve rather than factors within their control.

During the period, the Portfolio made changes to positioning as we added opportunistically during the market drawdown. The Portfolio increased its overweight to the Consumer Staples and Materials sectors as well increased its exposure in the Industrials sector with purchases in new portfolio holdings while also adding to many existing holdings. In our opinion, several of these companies should also benefit from lower input costs to help offset some of the economic slowdown impact. We reduced our exposure, becoming more underweight, in the Information Technology and Consumer Discretionary sectors as well as reducing our overall exposure in the Financials sector as reward/risk ratios dictated.

As of December 31, 2020, the Portfolio was highly diversified across sectors and industries, with the goal to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time aiming to ensure relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Materials, Consumer Staples, and Industrials sectors. Within Industrials, the Portfolio owned an eclectic group of names that we believed to possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. In Materials, the overweight was primarily due to opportunities we had found in the containers and packaging industry as well as the specialty chemical industry. The Portfolio’s largest underweights were in the Real Estate and Financials sectors. In the Real Estate sector, we were not finding enough companies that present attractive valuations on a reward-to-risk basis, and as such the Portfolio remained largely underweight the sector at period-end. Within Financials, the underweight was primarily to banks, where many of the stocks do not meet our strict criteria of having to possess long-term competitive advantages.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management Incorporated

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	-0.32	10.01	8.37
Class B	-0.57	9.74	8.09
Russell 2000 Value Index	4.63	9.65	8.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
J & J Snack Foods Corp.	1.9
Innospec, Inc.	1.5
Eagle Materials, Inc.	1.5
First Citizens BancShares, Inc. - Class A	1.5
Atkore International Group, Inc.	1.5
East West Bancorp, Inc.	1.4
Hanover Insurance Group, Inc. (The)	1.4
Avient Corp.	1.4
Hancock Whitney Corp.	1.3
UMB Financial Corp.	1.3

Top Sectors

% of Net Assets
Financials	24.1
Industrials	21.1
Materials	12.8
Consumer Discretionary	9.6
Information Technology	8.7
Consumer Staples	7.7
Real Estate	4.6
Utilities	3.2
Health Care	2.8
Energy	2.8

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.77%	$1,000.00	$1,313.10	$4.48
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

Class B (a)	Actual	1.02%	$1,000.00	$1,310.80	$5.92
	Hypothetical*	1.02%	$1,000.00	$1,020.01	$5.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
PAE, Inc. (a) (b)	165,200	$1,516,536
Parsons Corp. (a) (b)	168,193	6,123,907

		7,640,443

Airlines—0.2%
SkyWest, Inc.	64,800	2,612,088

Auto Components—0.5%
Adient plc (a)	145,600	5,062,512
Standard Motor Products, Inc.	40,800	1,650,768

		6,713,280

Banks—15.5%
Associated Banc-Corp.	446,520	7,613,166
Bank of NT Butterfield & Son, Ltd. (The)	128,400	4,000,944
CVB Financial Corp. (b)	248,427	4,844,326
East West Bancorp, Inc.	346,200	17,555,802
First Citizens BancShares, Inc. - Class A (b)	31,865	18,299,114
First Financial Bancorp	296,600	5,199,398
First Hawaiian, Inc. (b)	218,811	5,159,563
First Interstate BancSystem, Inc. - Class A (b)	124,300	5,067,711
First Midwest Bancorp, Inc.	330,300	5,258,376
FNB Corp.	839,600	7,976,200
Great Western Bancorp, Inc.	239,900	5,013,910
Hancock Whitney Corp.	476,298	16,203,658
NBT Bancorp, Inc.	61,100	1,961,310
Prosperity Bancshares, Inc.	79,200	5,493,312
Renasant Corp. (b)	192,401	6,480,066
S&T Bancorp, Inc.	98,700	2,451,708
Sandy Spring Bancorp, Inc.	82,500	2,655,675
South State Corp. (b)	94,945	6,864,523
Synovus Financial Corp.	172,600	5,587,062
UMB Financial Corp.	227,436	15,690,810
Umpqua Holdings Corp.	564,950	8,553,343
Valley National Bancorp	691,400	6,741,150
Webster Financial Corp.	254,900	10,744,035
WesBanco, Inc.	129,100	3,867,836
Western Alliance Bancorp	172,400	10,335,380

		189,618,378

Beverages—0.5%
Primo Water Corp.	359,782	5,641,382

Building Products—2.3%
CSW Industrials, Inc.	113,784	12,733,567
Griffon Corp.	198,379	4,042,964
Quanex Building Products Corp.	316,946	7,026,693
Simpson Manufacturing Co., Inc. (b)	44,455	4,154,320

		27,957,544

Capital Markets—1.8%
Apollo Investment Corp. (b)	257,637	2,737,393
GlassBridge Enterprises, Inc. (a) (b)	572	28,606
New Mountain Finance Corp. (b)	385,146	4,375,259
Stifel Financial Corp. (b)	260,250	13,132,215

Capital Markets—(Continued)
Westwood Holdings Group, Inc.	79,627	1,154,591

		21,428,064

Chemicals—5.8%
Ashland Global Holdings, Inc.	47,400	3,754,080
Avient Corp. (b)	413,738	16,665,366
Element Solutions, Inc.	181,868	3,224,520
Ferro Corp. (a) (b)	145,175	2,123,910
HB Fuller Co.	97,700	5,068,676
Huntsman Corp. (b)	306,021	7,693,368
Innospec, Inc.	208,486	18,915,935
Minerals Technologies, Inc. (b)	20,384	1,266,254
NewMarket Corp.	13,977	5,566,899
PQ Group Holdings, Inc. (b)	193,299	2,756,444
Scotts Miracle-Gro Co. (The)	19,700	3,923,058

		70,958,510

Commercial Services & Supplies—3.2%
ACCO Brands Corp.	366,037	3,093,013
Deluxe Corp.	161,628	4,719,538
Ennis, Inc.	185,332	3,308,176
Harsco Corp. (a) (b)	215,574	3,876,021
Healthcare Services Group, Inc. (b)	281,905	7,921,530
Knoll, Inc.	152,452	2,237,995
Matthews International Corp. - Class A	42,934	1,262,260
UniFirst Corp.	33,600	7,112,784
Viad Corp. (b)	160,696	5,812,374

		39,343,691

Communications Equipment—1.0%
NETGEAR, Inc. (a)	79,686	3,237,642
NetScout Systems, Inc. (a) (b)	135,090	3,704,168
Viavi Solutions, Inc. (a)	363,600	5,444,910

		12,386,720

Construction & Engineering—1.8%
API Group Corp. (a) (b)	191,314	3,472,349
MasTec, Inc. (a) (b)	213,075	14,527,454
Primoris Services Corp.	146,300	4,039,343

		22,039,146

Construction Materials—1.7%
Eagle Materials, Inc.	184,188	18,667,454
Summit Materials, Inc. - Class A (a)	132,100	2,652,568

		21,320,022

Consumer Finance—0.3%
PROG Holdings, Inc.	76,300	4,110,281

Containers & Packaging—2.2%
Berry Global Group, Inc. (a)	201,003	11,294,358
Myers Industries, Inc.	247,892	5,151,196
Silgan Holdings, Inc. (b)	289,760	10,744,301

		27,189,855

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.3%
Core-Mark Holding Co., Inc.	109,399	$3,213,049

Diversified Consumer Services—0.6%
Franchise Group, Inc. (b)	97,179	2,959,101
Service Corp. International	83,650	4,107,215

		7,066,316

Electric Utilities—2.0%
ALLETE, Inc. (b)	169,271	10,484,646
Hawaiian Electric Industries, Inc.	243,103	8,603,415
IDACORP, Inc.	37,574	3,608,231
PNM Resources, Inc.	33,360	1,618,961

		24,315,253

Electrical Equipment—1.6%
Atkore International Group, Inc. (a)	442,717	18,200,096
nVent Electric plc	67,457	1,571,073

		19,771,169

Electronic Equipment, Instruments & Components—2.3%
Belden, Inc. (b)	83,281	3,489,474
Coherent, Inc. (a)	24,542	3,681,791
Flex, Ltd. (a)	580,737	10,441,651
SYNNEX Corp.	34,000	2,768,960
TTM Technologies, Inc. (a) (b)	388,376	5,357,647
Vishay Intertechnology, Inc.	94,200	1,950,882

		27,690,405

Energy Equipment & Services—0.7%
Dril-Quip, Inc. (a)	72,500	2,147,450
Forum Energy Technologies, Inc. (a) (b)	23,876	284,124
Helix Energy Solutions Group, Inc. (a) (b)	424,800	1,784,160
Patterson-UTI Energy, Inc. (b)	930,723	4,895,603

		9,111,337

Equity Real Estate Investment Trusts—4.6%
Acadia Realty Trust	126,323	1,792,523
Brandywine Realty Trust	489,200	5,826,372
Independence Realty Trust, Inc.	201,100	2,700,773
Kite Realty Group Trust (b)	151,963	2,273,367
Lexington Realty Trust	550,300	5,844,186
Life Storage, Inc.	56,500	6,745,535
National Health Investors, Inc.	60,500	4,184,785
Outfront Media, Inc.	347,150	6,790,254
RPT Realty	320,100	2,768,865
Spirit Realty Capital, Inc.	154,800	6,218,316
STAG Industrial, Inc.	93,224	2,919,776
Summit Hotel Properties, Inc.	368,100	3,316,581
Washington Real Estate Investment Trust (b)	244,726	5,293,423

		56,674,756

Food & Staples Retailing—0.9%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	186,298	6,945,189
Performance Food Group Co. (a)	86,086	4,098,555

		11,043,744

Food Products—4.2%
Hostess Brands, Inc. (a) (b)	469,742	6,877,023
J & J Snack Foods Corp. (b)	152,986	23,769,435
Nomad Foods, Ltd. (a)	524,370	13,329,485
Tootsie Roll Industries, Inc. (b)	82,181	2,440,776
TreeHouse Foods, Inc. (a) (b)	30,570	1,298,919
UTZ Brands, Inc. (b)	176,722	3,898,487

		51,614,125

Gas Utilities—0.7%
South Jersey Industries, Inc. (b)	160,081	3,449,745
Southwest Gas Holdings, Inc. (a)	85,200	5,175,900

		8,625,645

Health Care Equipment & Supplies—1.8%
Avanos Medical, Inc. (a) (b)	110,500	5,069,740
Integer Holdings Corp. (a)	71,100	5,772,609
Integra LifeSciences Holdings Corp. (a)	94,800	6,154,416
Natus Medical, Inc. (a)	114,608	2,296,744
Varex Imaging Corp. (a) (b)	168,931	2,817,769

		22,111,278

Health Care Providers & Services—0.7%
Owens & Minor, Inc.	79,513	2,150,827
Patterson Cos., Inc. (b)	149,193	4,420,588
Premier, Inc. - Class A (b)	54,829	1,924,498

		8,495,913

Hotels, Restaurants & Leisure—3.4%
Choice Hotels International, Inc.	62,700	6,691,971
Cracker Barrel Old Country Store, Inc.	42,900	5,659,368
Denny’s Corp. (a) (b)	769,878	11,301,809
Dine Brands Global, Inc. (b)	117,367	6,807,286
Jack in the Box, Inc. (b)	72,075	6,688,560
Texas Roadhouse, Inc. (b)	60,600	4,736,496

		41,885,490

Household Durables—2.2%
Helen of Troy, Ltd. (a) (b)	52,709	11,711,413
KB Home	147,300	4,937,496
Meritage Homes Corp. (a)	67,700	5,606,914
Tupperware Brands Corp. (a) (b)	153,159	4,960,820

		27,216,643

Household Products—2.0%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a) (b)	121,619	4,418,418
Central Garden and Pet Co. (Voting Shares) (a)	124,698	4,814,590
Spectrum Brands Holdings, Inc. (b)	187,466	14,806,065

		24,039,073

Insurance—5.0%
American Equity Investment Life Holding Co.	262,400	7,257,984
CNO Financial Group, Inc. (b)	112,907	2,509,923
Enstar Group, Ltd. (a)	35,002	7,171,560
Hanover Insurance Group, Inc. (The)	146,576	17,137,666

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Kemper Corp.	63,500	$4,878,705
National Western Life Group, Inc. - Class A (b)	8,735	1,803,253
ProAssurance Corp. (b)	180,802	3,216,468
Selective Insurance Group, Inc.	130,990	8,773,710
Stewart Information Services Corp.	170,128	8,227,390

		60,976,659

Internet & Direct Marketing Retail—0.1%
Groupon, Inc. (a) (b)	25,455	967,163

IT Services—1.5%
Concentrix Corp. (a)	72,033	7,109,657
KBR, Inc.	133,360	4,124,825
MAXIMUS, Inc.	64,659	4,732,392
Sykes Enterprises, Inc. (a)	73,488	2,768,293

		18,735,167

Leisure Products—0.3%
Acushnet Holdings Corp.	76,200	3,089,148

Machinery—7.7%
Alamo Group, Inc. (b)	33,145	4,572,353
Altra Industrial Motion Corp.	179,900	9,971,857
Barnes Group, Inc.	103,200	5,231,208
Crane Co.	28,154	2,186,439
Douglas Dynamics, Inc. (b)	190,861	8,163,125
Franklin Electric Co., Inc.	212,047	14,675,773
ITT, Inc.	146,600	11,291,132
Kadant, Inc. (b)	43,786	6,172,950
Mayville Engineering Co., Inc. (a)	106,693	1,431,820
Mueller Industries, Inc.	444,770	15,615,875
NN, Inc. (a) (b)	204,319	1,342,376
Rexnord Corp.	163,100	6,440,819
TriMas Corp. (a) (b)	225,782	7,150,516

		94,246,243

Marine—0.3%
Kirby Corp. (a)	79,500	4,120,485

Media—0.8%
AH Belo Corp. - Class A	269,293	406,632
Cable One, Inc.	2,100	4,678,212
Gannett Co., Inc. (b)	96,302	323,575
TEGNA, Inc.	329,800	4,600,710

		10,009,129

Metals & Mining—0.8%
Arconic Corp. (a)	147,300	4,389,540
Compass Minerals International, Inc. (b)	78,392	4,838,354

		9,227,894

Mortgage Real Estate Investment Trusts—0.9%
Apollo Commercial Real Estate Finance, Inc. (b)	279,234	3,119,044
New York Mortgage Trust, Inc. (b)	762,974	2,815,374

Mortgage Real Estate Investment Trusts—(Continued)
Two Harbors Investment Corp. (b)	860,857	5,483,659

		11,418,077

Multi-Utilities—0.5%
Black Hills Corp. (b)	94,000	5,776,300

Oil, Gas & Consumable Fuels—2.0%
Berry Corp.	277,074	1,019,632
CNX Resources Corp. (a)	478,400	5,166,720
Delek U.S. Holdings, Inc.	161,600	2,596,912
Denbury, Inc. (a)	91,280	2,344,983
Magnolia Oil & Gas Corp. - Class A (a) (b)	353,160	2,493,310
Nordic American Tankers, Ltd. (b)	367,470	1,084,036
Pacific Ethanol, Inc. (a) (b)	198,320	1,076,878
Southwestern Energy Co. (a) (b)	690,409	2,057,419
Whiting Petroleum Corp. (a)	84,399	2,109,975
WPX Energy, Inc. (a)	624,200	5,087,230

		25,037,095

Paper & Forest Products—2.3%
Louisiana-Pacific Corp.	254,900	9,474,633
Neenah, Inc.	209,531	11,591,255
Schweitzer-Mauduit International, Inc. (b)	179,646	7,223,566

		28,289,454

Personal Products—0.2%
Edgewell Personal Care Co. (b)	71,149	2,460,332

Pharmaceuticals—0.4%
Prestige Consumer Healthcare, Inc. (a) (b)	122,778	4,281,269

Professional Services—1.0%
CBIZ, Inc. (a)	182,997	4,869,550
Korn Ferry (b)	180,937	7,870,760

		12,740,310

Road & Rail—1.2%
Saia, Inc. (a)	26,200	4,736,960
Werner Enterprises, Inc.	249,583	9,788,645

		14,525,605

Semiconductors & Semiconductor Equipment—3.0%
Brooks Automation, Inc. (b)	58,238	3,951,448
Cirrus Logic, Inc. (a)	69,700	5,729,340
Diodes, Inc. (a)	52,900	3,729,450
DSP Group, Inc. (a) (b)	114,744	1,903,603
ON Semiconductor Corp. (a)	219,500	7,184,235
Teradyne, Inc.	71,000	8,512,190
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	238,300	6,152,906

		37,163,172

Software—0.7%
BlackBerry, Ltd. (U.S. Listed Shares) (a) (b)	809,700	5,368,311
Verint Systems, Inc. (a)	40,540	2,723,477

		8,091,788

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Companies—1.1%
Ajax I (a)	146,085	$1,812,915
Capitol Investment Corp. V (a)	93,000	957,900
Juniper Industrial Holdings, Inc. (a)	61,461	658,247
Nebula Caravel Acquisition Corp. (a)	90,357	975,856
Pershing Square Tontine Holdings, Ltd. - Class A (a)	267,794	7,423,250
Pine Island Acquisition Corp. (a)	143,671	1,481,248

		13,309,416

Specialty Retail—0.9%
Aaron’s, Inc. (The) (a)	38,150	723,324
American Eagle Outfitters, Inc. (b)	79,052	1,586,574
Asbury Automotive Group, Inc. (a) (b)	42,800	6,237,672
Leslie’s, Inc. (a) (b)	47,436	1,316,349
ODP Corp. (The)	36,268	1,062,652

		10,926,571

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	49,984	1,877,899

Textiles, Apparel & Luxury Goods—1.4%
Delta Apparel, Inc. (a)	86,502	1,736,095
Steven Madden, Ltd.	287,672	10,160,575
Wolverine World Wide, Inc.	164,588	5,143,375

		17,040,045

Trading Companies & Distributors—1.1%
Air Lease Corp. (b)	58,425	2,595,238
H&E Equipment Services, Inc.	94,900	2,828,969
WESCO International, Inc. (a)	108,000	8,478,000

		13,902,207

Total Common Stocks (Cost $997,240,531)		1,210,045,028

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $8,075,462; collateralized by U.S. Treasury Bills at 0.000%, maturing 12/30/21, with a market value of $8,237,109.	8,075,462	8,075,462

Total Short-Term Investments (Cost $8,075,462)		8,075,462

Securities Lending Reinvestments (c)—13.2%

Certificates of Deposit—3.1%
Banco del Estado de Chile
0.250%, 01/04/21	3,000,000	3,000,030
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (d)	4,000,000	3,999,288

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas S.A. New York 0.268%, 1M LIBOR + 0.120%, 02/11/21 (d)	1,000,000	1,000,083
Credit Industriel et Commercial 0.250%, 06/11/21	5,000,000	4,999,325
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	7,000,000	7,002,681
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	3,000,000	2,998,896
0.301%, SOFR + 0.210%, 02/22/21 (d)	3,000,000	2,998,896
MUFG Bank Ltd. Zero Coupon, 02/22/21	2,998,043	2,999,070
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (d)	2,000,000	2,000,536
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	2,000,238
Skandinaviska Enskilda Banken AB 0.250%, 05/17/21	1,000,000	999,924
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	2,000,000	1,999,982
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (d)	2,000,000	2,000,100

		37,999,049

Commercial Paper—0.9%
Antalis S.A. 0.210%, 01/04/21	2,998,443	2,999,943
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	8,000,000	8,001,544

		11,001,487

Repurchase Agreements—7.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $9,900,275; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $10,994,432.	9,900,000	9,900,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $13,072,657; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $13,334,037.	13,072,584	13,072,584
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $11,004,598; collateralized by various Common Stock with an aggregate market value of $12,100,000.	11,000,000	$11,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,200,043; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,264,001.	3,200,000	3,200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,800,040; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,836,001.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $800,029; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $888,923.	800,000	800,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,600,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,632,658.	1,600,000	1,600,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $22,000,514; collateralized by various Common Stock with an aggregate market value of $24,444,730.	22,000,000	22,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $8,500,189; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $9,429,870.	8,500,000	8,500,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,900,138; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,217,250.	2,900,000	2,900,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,885,678.	1,700,000	1,700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $8,900,178; collateralized by various Common Stock with an aggregate market value of $9,890,568.	8,900,000	8,900,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,600,036; collateralized by various Common Stock with an aggregate market value of $1,778,080.	1,600,000	1,600,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $2,900,122; collateralized by various Common Stock with an aggregate market value of $3,222,769.	2,900,000	2,900,000

		92,872,584

Mutual Funds—1.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (e)	10,000,000	10,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $161,871,564)		161,873,120

Total Investments—112.7% (Cost $1,167,187,557)		1,379,993,610
Other assets and liabilities (net)—(12.7)%		(155,687,033)

Net Assets—100.0%		$1,224,306,577

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $162,923,364 and the collateral received consisted of cash in the amount of $161,869,069 and non-cash collateral with a value of $4,882,666. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,210,045,028	$—	$—	$1,210,045,028
Total Short-Term Investment*	—	8,075,462	—	8,075,462
Securities Lending Reinvestments
Certificates of Deposit	—	37,999,049	—	37,999,049
Commercial Paper	—	11,001,487	—	11,001,487
Repurchase Agreements	—	92,872,584	—	92,872,584
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	141,873,120	—	161,873,120
Total Investments	$1,230,045,028	$149,948,582	$—	$1,379,993,610

Collateral for Securities Loaned (Liability)	$—	$(161,869,069)	$—	$(161,869,069)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,379,993,610
Receivable for:
Investments sold	8,251,954
Fund shares sold	4,504
Dividends	1,635,048
Prepaid expenses	2,653

Total Assets	1,389,887,769
Liabilities
Collateral for securities loaned	161,869,069
Payables for:
Investments purchased	1,827,896
Fund shares redeemed	774,364
Accrued Expenses:
Management fees	746,191
Distribution and service fees	83,426
Deferred trustees’ fees	173,763
Other expenses	106,483

Total Liabilities	165,581,192

Net Assets	$1,224,306,577

Net Assets Consist of:
Paid in surplus	$1,007,131,533
Distributable earnings (Accumulated losses)	217,175,044

Net Assets	$1,224,306,577

Net Assets
Class A	$828,695,637
Class B	395,610,940
Capital Shares Outstanding*
Class A	56,283,546
Class B	27,183,109
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.72
Class B	14.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,167,187,557.
(b)	Includes securities loaned at value of $162,923,364.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$19,231,142
Interest	23,675
Securities lending income	472,320

Total investment income	19,727,137
Expenses
Management fees	6,935,197
Administration fees	46,560
Custodian and accounting fees	110,669
Distribution and service fees—Class B	839,968
Audit and tax services	44,887
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	61,021
Insurance	6,390
Miscellaneous	13,511

Total expenses	8,158,170
Less management fee waiver	(116,598)
Less broker commission recapture	(67,442)

Net expenses	7,974,130

Net Investment Income	11,753,007

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,661,874)
Net change in unrealized appreciation on investments	67,107,641

Net realized and unrealized gain	63,445,767

Net Increase in Net Assets From Operations	$75,198,774

(a)	Net of foreign withholding taxes of $12,789.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,753,007	$13,417,317
Net realized gain (loss)	(3,661,874)	36,997,777
Net change in unrealized appreciation	67,107,641	183,873,438

Increase in net assets from operations	75,198,774	234,288,532

From Distributions to Shareholders
Class A	(32,616,048)	(52,810,319)
Class B	(19,544,098)	(37,200,543)

Total distributions	(52,160,146)	(90,010,862)

Increase (decrease) in net assets from capital share transactions	226,841,663	(6,341,467)

Total increase in net assets	249,880,291	137,936,203

Net Assets
Beginning of period	974,426,286	836,490,083

End of period	$1,224,306,577	$974,426,286

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	20,615,376	$234,332,085	446,296	$6,809,263
Reinvestments	2,896,630	32,616,048	3,791,121	52,810,319
Redemptions	(3,253,422)	(45,351,674)	(3,318,282)	(50,111,604)

Net increase	20,258,584	$221,596,459	919,135	$9,507,978

Class B
Sales	3,298,195	$36,423,173	1,016,692	$14,792,993
Reinvestments	1,752,834	19,544,098	2,697,647	37,200,543
Redemptions	(3,978,885)	(50,722,067)	(4,578,585)	(67,842,981)

Net increase (decrease)	1,072,144	$5,245,204	(864,246)	$(15,849,445)

Increase (decrease) derived from capital shares transactions		$226,841,663		$(6,341,467)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.76	$13.54	$17.01	$15.94	$12.62

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.23	0.20	0.23	0.18
Net realized and unrealized gain (loss)	(0.46)	3.50	(2.53)	1.61	3.69

Total income (loss) from investment operations	(0.29)	3.73	(2.33)	1.84	3.87

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.22)	(0.19)	(0.18)
Distributions from net realized capital gains	(0.55)	(1.33)	(0.92)	(0.58)	(0.37)

Total distributions	(0.75)	(1.51)	(1.14)	(0.77)	(0.55)

Net Asset Value, End of Period	$14.72	$15.76	$13.54	$17.01	$15.94

Total Return (%) (b)	(0.32)	29.06 (c)	(14.97)	11.98	31.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (d)	0.78	0.78	0.77	0.78	0.78
Ratio of net investment income to average net assets (%)	1.37	1.54	1.23	1.41	1.34
Portfolio turnover rate (%)	38	25	29	22	27
Net assets, end of period (in millions)	$828.7	$567.7	$475.3	$566.0	$565.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.58	$13.39	$16.84	$15.79	$12.50

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.19	0.16	0.18	0.15
Net realized and unrealized gain (loss)	(0.44)	3.47	(2.52)	1.60	3.65

Total income (loss) from investment operations	(0.31)	3.66	(2.36)	1.78	3.80

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.17)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.55)	(1.33)	(0.92)	(0.58)	(0.37)

Total distributions	(0.72)	(1.47)	(1.09)	(0.73)	(0.51)

Net Asset Value, End of Period	$14.55	$15.58	$13.39	$16.84	$15.79

Total Return (%) (b)	(0.57)	28.78 (c)	(15.23)	11.70	31.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04	1.03	1.03	1.04
Net ratio of expenses to average net assets (%) (d)	1.03	1.03	1.02	1.03	1.03
Ratio of net investment income to average net assets (%)	1.08	1.29	0.97	1.16	1.11
Portfolio turnover rate (%)	38	25	29	22	27
Net assets, end of period (in millions)	$395.6	$406.8	$361.2	$476.0	$490.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 28.49% and 28.20%, respectively for the year ended December 31,2019.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $8,075,462. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $92,872,584. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$530,108,283	$0	$344,234,073

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$6,935,197	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,174,436,763

Gross unrealized appreciation	263,457,766
Gross unrealized depreciation	(57,900,917)

Net unrealized appreciation (depreciation)	$205,556,849

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$16,566,949	$15,417,564	$35,593,197	$74,593,298	$52,160,146	$90,010,862

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,791,961	$—	$205,556,847	$—	$217,348,808

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Small Cap Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the three- and five-year periods ended October 31, 2020 and underperformed its benchmark for the one-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned -4.78%, -5.02%, and -4.96%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned -9.04%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate stocks rallied materially in the fourth quarter but were down for the year. Real estate stocks may have bounced back, but the stocks have not recovered. Global real estate stocks rebounded powerfully in the fourth quarter in response to positive developments concerning the availability of effective COVID-19 vaccines as well as the U.S. Presidential Election outcome. Despite rallying in the fourth quarter, global real estate stocks were down 9.0% for the year, materially underperforming many asset classes including the S&P 500 (+18.4%), Bloomberg Barclays U.S. Aggregate Bond (+7.5%), and MSCI World (+16.5%) indices. Global real estate stocks still have tremendous ground to make up versus broader market indices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as value was added in each of the three major geographic regions. Stock selection was the main driver of relative outperformance while sector allocation decisions also added value during the period. The Americas region was the top contributor to relative performance, followed closely by outperformance in the Asia-Pacific region. The European region was a modest contributor as stock selection was mostly offset by sector allocation decisions.

In the Americas, positioning in the U.S. and Canada was positive. Notable contributors included stock selection in the U.S. Health Care, Mall, and Industrial sectors. Sector allocation decisions in the U.S. Tower, Mall, and Hotel sectors also benefited relative performance over the period. Meanwhile, sector allocation in the U.S. Residential sector detracted from relative performance. In the Asia-Pacific region, stock selection was positive in all markets within the region and was led by strong stock selection in Japan and Hong Kong. Sector allocation was essentially flat during the period. In Europe, positive stock selection on the Continent was somewhat offset by sub-par stock selection in the U.K. Sector allocation was a modest detractor from relative performance for the year.

At period end, we owned a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We were positive on property types, regions, and stocks that offered these qualities at reasonable valuations. In the U.S., we favored the Towers, Net Lease, Industrial, Gaming, Retail, and Storage sectors. During the fourth quarter, we also added to the Portfolio over-sold stocks that represent great value in the Net Lease, Mall, and grocery-anchored Shopping Center sectors. We funded these purchases by selling year-to-date outperforming stocks, particularly in the Data Center sector.

In Japan, at period end, we preferred mid-cap office stocks that were providing earnings resiliency at a very attractive relative valuation, and we continued to overweight select larger diversified real estate companies that have committed to improving their corporate governance. In Hong Kong, the Portfolio was overweight Residential companies, diversified companies with a residential bias, non-discretionary Retail, and decentralized Office. In Australia, we preferred Residential and a few select diversified companies at period end.

In the U.K., at period end, we favored the Storage, Industrial, and Residential sectors, and companies with superior balance sheets and the management acumen to create value in times of uncertainty. In Continental Europe, we owned German Residential companies and we continued to prefer property companies in markets with a positive earnings growth profile, which favors mid to small cap stocks in Germany, the Nordics, and Switzerland.

T. Ritson Ferguson

Joseph P. Smith

Christopher S. Reich

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	-4.78	4.15	5.50
Class B	-5.02	3.88	5.23
Class E	-4.96	3.98	5.34
FTSE EPRA /NAREIT Developed Index	-9.04	3.74	5.44

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
ProLogis, Inc. (REIT)	5.5
Simon Property Group, Inc. (REIT)	4.6
Duke Realty Corp. (REIT)	2.8
Invitation Homes, Inc. (REIT)	2.7
Vonovia SE	2.7
VEREIT, Inc. (REIT)	2.5
Alexandria Real Estate Equities, Inc. (REIT)	2.4
Link REIT (The) (REIT)	2.2
Life Storage, Inc. (REIT)	2.1
STORE Capital Corp. (REIT)	2.0

Top Countries

% of Net Assets
United States	52.9
Japan	11.0
Germany	8.4
Hong Kong	6.7
Australia	3.8
United Kingdom	3.8
Singapore	3.5
Canada	2.8
Sweden	1.8
Belgium	1.3

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.63%	$1,000.00	$1,168.70	$3.43
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class B (a)	Actual	0.88%	$1,000.00	$1,167.30	$4.79
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

Class E (a)	Actual	0.78%	$1,000.00	$1,167.70	$4.25
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Australia—3.8%
Dexus (REIT)	2,038,387	$14,851,152
Ingenia Communities Group (REIT)	1,855,100	7,040,359
Lifestyle Communities, Ltd.	1,018,873	10,051,358
Stockland (REIT)	2,994,924	9,660,639
Vicinity Centres (REIT)	4,961,129	6,147,871

		47,751,379

Belgium—1.3%
Montea CVA (REIT)	44,228	5,033,151
Shurgard Self Storage S.A.	153,570	6,661,898
Warehouses De Pauw CVA (REIT)	144,602	5,004,276

		16,699,325

Canada—2.8%
Boardwalk Real Estate Investment Trust (REIT) (a)	182,543	4,838,559
Canadian Apartment Properties (REIT) (a)	531,169	20,860,349
H&R Real Estate Investment Trust (REIT) (a)	897,234	9,367,774

		35,066,682

Finland—0.9%
Kojamo Oyj	518,160	11,433,722

France—1.0%
Covivio (REIT)	63,092	5,812,442
Mercialys S.A. (REIT)	774,316	6,834,224

		12,646,666

Germany—8.4%
ADO Properties S.A. (b)	264,043	9,354,345
Aroundtown S.A.	1,460,493	10,921,534
Deutsche Euroshop AG (b)	320,085	7,215,959
Deutsche Wohnen SE	215,989	11,530,122
Grand City Properties S.A.	300,568	7,696,965
LEG Immobilien AG	89,688	13,905,103
TAG Immobilien AG	379,190	11,987,221
Vonovia SE	461,908	33,683,254

		106,294,503

Hong Kong—6.7%
Hongkong Land Holdings, Ltd.	1,753,400	7,243,409
Link REIT (The) (REIT)	3,044,064	27,735,704
Sino Land Co., Ltd.	9,464,344	12,334,952
Sun Hung Kai Properties, Ltd.	1,904,398	24,586,287
Swire Properties, Ltd.	4,150,200	12,094,272

		83,994,624

Ireland—0.3%
Hibernia REIT plc (REIT) (a)	2,396,683	3,390,810

Japan—11.0%
AEON REIT Investment Corp. (REIT)	5,267	6,736,639
Kenedix Office Investment Corp. (REIT)	1,514	10,290,627
Kenedix Retail REIT Corp. (REIT)	2,505	6,107,073
LaSalle Logiport (REIT)	10,882	17,534,509

Japan—(Continued)
MCUBS MidCity Investment Corp. (REIT)	11,055	10,065,571
Mitsui Fudosan Co., Ltd.	1,207,721	25,456,194
Nippon Building Fund, Inc. (REIT)	1,427	8,264,940
Nomura Real Estate Holdings, Inc.	557,200	12,394,104
Orix JREIT, Inc. (REIT)	12,518	20,696,352
Sankei Real Estate, Inc. (REIT) (a)	6,958	6,624,974
Tokyo Tatemono Co., Ltd.	1,048,689	14,478,592

		138,649,575

Singapore—3.5%
CapitaLand Mall Trust (REIT)	5,499,600	8,975,363
CapitaLand, Ltd.	8,048,829	19,950,572
Mapletree Commercial Trust (REIT)	5,526,000	8,894,945
Mapletree Logistics Trust (REIT)	4,064,600	6,183,568

		44,004,448

Sweden—1.8%
Castellum AB	723,609	18,347,352
Catena AB	102,631	4,804,835

		23,152,187

United Kingdom—3.8%
Big Yellow Group plc (REIT)	545,715	8,189,408
Derwent London plc (REIT)	269,199	11,408,128
Grainger plc	1,736,151	6,738,346
Land Securities Group plc (REIT)	836,160	7,712,259
Safestore Holdings plc (REIT)	655,783	6,974,614
Segro plc (REIT)	515,468	6,682,719

		47,705,474

United States—52.9%
Acadia Realty Trust (REIT)	331,851	4,708,966
Alexandria Real Estate Equities, Inc. (REIT)	170,058	30,307,737
American Campus Communities, Inc. (REIT) (a)	385,711	16,496,859
American Tower Corp. (REIT) (a)	71,041	15,945,863
Apartment Income REIT Corp. (a) (b)	615,303	23,633,788
Brandywine Realty Trust (REIT) (a)	563,688	6,713,524
Brixmor Property Group, Inc. (REIT) (a)	724,689	11,993,603
Camden Property Trust (REIT)	202,994	20,283,160
Columbia Property Trust, Inc. (REIT)	345,318	4,951,860
Cousins Properties, Inc. (REIT) (a)	451,807	15,135,534
Crown Castle International Corp. (REIT)	47,669	7,588,428
CubeSmart (REIT)	733,588	24,655,893
Duke Realty Corp. (REIT)	882,568	35,276,243
Extra Space Storage, Inc. (REIT)	213,502	24,736,342
Healthcare Trust of America, Inc. (REIT) - Class A (a)	728,218	20,055,124
Hudson Pacific Properties, Inc. (REIT) (a)	484,468	11,636,921
Invitation Homes, Inc. (REIT)	1,147,565	34,082,680
Kilroy Realty Corp. (REIT) (a)	149,367	8,573,666
Life Storage, Inc. (REIT) (a)	217,609	25,980,339
MGM Growth Properties LLC (REIT) - Class A (a)	412,320	12,905,616
Mid-America Apartment Communities, Inc. (REIT)	163,511	20,715,209
Piedmont Office Realty Trust, Inc. (REIT) - Class A (a)	445,015	7,222,593
ProLogis, Inc. (REIT)	689,458	68,711,384
Regency Centers Corp. (REIT) (a)	187,296	8,538,825

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Retail Properties of America, Inc. (REIT) - Class A (a)	756,080	$6,472,045
Simon Property Group, Inc. (REIT) (a)	676,795	57,717,078
SITE Centers Corp. (REIT) (a)	694,497	7,028,310
Spirit Realty Capital, Inc. (REIT) (a)	330,925	13,293,257
STORE Capital Corp. (REIT) (a)	759,680	25,813,926
Ventas, Inc. (REIT)	304,998	14,957,102
VEREIT, Inc. (REIT) (a)	826,149	31,220,186
VICI Properties, Inc. (REIT)	909,720	23,197,860
Welltower, Inc. (REIT)	398,825	25,772,071

		666,321,992

Total Common Stocks (Cost $1,123,407,467)		1,237,111,387

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $5,192,689, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $5,296,623.	5,192,689	5,192,689

Total Short-Term Investments (Cost $5,192,689)		5,192,689

Securities Lending Reinvestments (c)—11.0%

Certificates of Deposit—0.9%
Credit Industriel et Commercial 0.250%, 06/11/21	2,000,000	1,999,730
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (d)	500,000	499,816
0.301%, SOFR + 0.210%, 02/22/21 (d)	500,000	499,816
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	1,998,239	1,999,780
Sumitomo Mitsui Banking Corp. 0.270%, 05/04/21	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	1,996,988	1,998,000
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (d)	2,000,000	2,000,908

		10,998,050

Repurchase Agreements—8.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $17,100,475; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $18,990,382.	17,100,000	17,100,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $3,001,227; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,333,978.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $12,800,850; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $13,056,795.	12,800,779	12,800,779
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $2,000,836; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $4,200,056; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $4,284,002.	4,200,000	4,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,400,053; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,448,001.	2,400,000	2,400,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,000,037; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,111,153.	1,000,000	1,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,100,023; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,142,863.	2,100,000	2,100,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $26,000,607; collateralized by various Common Stock with an aggregate market value of $28,889,226.	26,000,000	26,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $12,000,267; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $13,312,757.	12,000,000	$12,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,400,114; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,662,551.	2,400,000	2,400,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,900,096; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $2,107,522.	1,900,000	1,900,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $15,000,300; collateralized by various Common Stock with an aggregate market value of $16,669,497.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,300,029; collateralized by various Common Stock with an aggregate market value of $1,444,690.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,800,160; collateralized by various Common Stock with an aggregate market value of $4,222,939.	3,800,000	3,800,000

		109,000,779

Mutual Funds—1.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Share 0.020% (e)	4,000,000	4,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (e)	5,000,000	5,000,000

		19,000,000

Total Securities Lending Reinvestments (Cost $138,998,329)		138,998,829

Total Investments—109.6% (Cost $1,267,598,485)		1,381,302,905
Other assets and liabilities (net)—(9.6)%		(121,254,816)

Net Assets—100.0%		$1,260,048,089

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $154,125,680 and the collateral received consisted of cash in the amount of $138,996,006 and non-cash collateral with a value of $25,154,525. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a thirdparty custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020	% of Net Assets
Retail REIT’s	14.4
Real Estate Operating Companies	13.8
Office REIT’s	13.1
Residential REIT’s	11.7
Industrial REIT’s	11.5
Specialized REIT’s	10.9
Diversified Real Estate Activities	7.7
Diversified REIT’s	7.5
Health Care REITs	4.8
Real Estate Development	1.8

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$47,751,379	$—	$47,751,379
Belgium	—	16,699,325	—	16,699,325
Canada	35,066,682	—	—	35,066,682
Finland	—	11,433,722	—	11,433,722
France	—	12,646,666	—	12,646,666
Germany	—	106,294,503	—	106,294,503
Hong Kong	—	83,994,624	—	83,994,624
Ireland	—	3,390,810	—	3,390,810
Japan	—	138,649,575	—	138,649,575
Singapore	—	44,004,448	—	44,004,448
Sweden	—	23,152,187	—	23,152,187
United Kingdom	—	47,705,474	—	47,705,474
United States	666,321,992	—	—	666,321,992
Total Common Stocks	701,388,674	535,722,713	—	1,237,111,387
Total Short-Term Investment*	—	5,192,689	—	5,192,689
Securities Lending Reinvestments
Certificates of Deposit	—	10,998,050	—	10,998,050
Repurchase Agreements	—	109,000,779	—	109,000,779
Mutual Funds	19,000,000	—	—	19,000,000
Total Securities Lending Reinvestments	19,000,000	119,998,829	—	138,998,829
Total Investments	$720,388,674	$660,914,231	$—	$1,381,302,905

Collateral for Securities Loaned (Liability)	$—	$(138,996,006)	$—	$(138,996,006)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,381,302,905
Receivable for:
Investments sold	29,751,558
Fund shares sold	448,328
Dividends	5,632,192
Prepaid expenses	3,181

Total Assets	1,417,138,164
Liabilities
Cash due to bank denominated in foreign currencies (c)	2,109,289
Collateral for securities loaned	138,996,006
Payables for:
Investments purchased	14,608,919
Fund shares redeemed	335,397
Accrued Expenses:
Management fees	609,537
Distribution and service fees	96,068
Deferred trustees’ fees	173,763
Other expenses	161,096

Total Liabilities	157,090,075

Net Assets	$1,260,048,089

Net Assets Consist of:
Paid in surplus	$1,201,985,927
Distributable earnings (Accumulated losses)	58,062,162

Net Assets	$1,260,048,089

Net Assets
Class A	$788,681,830
Class B	444,430,579
Class E	26,935,680
Capital Shares Outstanding*
Class A	68,424,376
Class B	38,755,999
Class E	2,338,728
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.53
Class B	11.47
Class E	11.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,267,598,485.
(b)	Includes securities loaned at value of $154,125,680.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $2,094,837.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$55,679,938
Interest	6,587
Securities lending income	243,024

Total investment income	55,929,549
Expenses
Management fees	7,064,419
Administration fees	54,328
Custodian and accounting fees	189,902
Distribution and service fees—Class B	1,019,810
Distribution and service fees—Class E	38,903
Audit and tax services	58,153
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	109,023
Insurance	8,926
Miscellaneous	19,839

Total expenses	8,663,270
Less management fee waiver	(421,353)
Less broker commission recapture	(107,834)

Net expenses	8,134,083

Net Investment Income	47,795,466

Net Realized and Unrealized Loss
Net realized gain (loss) on :
Investments	(71,435,906)
Foreign currency transactions	285,009

Net realized loss	(71,150,897)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,594,818)
Foreign currency transactions	34,885

Net change in unrealized depreciation	(16,559,933)

Net realized and unrealized loss	(87,710,830)

Net Decrease in Net Assets From Operations	$(39,915,364)

(a)	Net of foreign withholding taxes of $1,441,947.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$47,795,466	$30,558,966
Net realized gain (loss)	(71,150,897)	79,135,606
Net change in unrealized appreciation (depreciation)	(16,559,933)	177,563,570

Increase (decrease) in net assets from operations	(39,915,364)	287,258,142

From Distributions to Shareholders
Class A	(47,670,011)	(26,048,152)
Class B	(26,792,755)	(14,614,922)
Class E	(1,705,382)	(964,929)

Total distributions	(76,168,148)	(41,628,003)

Increase (decrease) in net assets from capital share transactions	107,453,416	(200,793,673)

Total increase (decrease) in net assets	(8,630,096)	44,836,466

Net Assets
Beginning of period	1,268,678,185	1,223,841,719

End of period	$1,260,048,089	$1,268,678,185

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	7,831,114	$78,078,303	1,265,009	$15,547,951
Reinvestments	4,705,825	47,670,011	2,147,416	26,048,152
Redemptions	(3,252,739)	(36,495,646)	(13,994,433)	(171,177,310)

Net increase (decrease)	9,284,200	$89,252,668	(10,582,008)	$(129,581,207)

Class B
Sales	4,033,494	$40,348,558	835,574	$10,230,024
Reinvestments	2,655,377	26,792,755	1,209,844	14,614,922
Redemptions	(4,391,455)	(48,106,828)	(7,687,059)	(93,673,357)

Net increase (decrease)	2,297,416	$19,034,485	(5,641,641)	$(68,828,411)

Class E
Sales	292,895	$3,124,252	130,047	$1,624,903
Reinvestments	168,350	1,705,382	79,549	964,929
Redemptions	(535,891)	(5,663,371)	(404,172)	(4,973,887)

Net decrease	(74,646)	$(833,737)	(194,576)	$(2,384,055)

Increase (decrease) derived from capital shares transactions		$107,453,416		$(200,793,673)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.97		$10.72	$12.45	$11.64	$11.78

Income (Loss) from Investment Operations
Net investment income (a)	0.47		0.30	0.30	0.25	0.30
Net realized and unrealized gain (loss)	(1.16)		2.36	(1.29)	1.01	(0.16)

Total income (loss) from investment operations	(0.69)		2.66	(0.99)	1.26	0.14

Less Distributions
Distributions from net investment income	(0.52)		(0.41)	(0.74)	(0.45)	(0.28)
Distributions from net realized capital gains	(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.75)		(0.41)	(0.74)	(0.45)	(0.28)

Net Asset Value, End of Period	$11.53		$12.97	$10.72	$12.45	$11.64

Total Return (%) (b)	(4.53	)(d)(e)	25.10	(8.36)	10.97	1.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67		0.67	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (c)	0.64		0.65	0.66	0.66	0.65
Ratio of net investment income to average net assets (%)	4.35		2.47	2.60	2.07	2.54
Portfolio turnover rate (%)	93		77	106	91	42
Net assets, end of period (in millions)	$788.7		$767.0	$747.2	$893.7	$813.3

	Class B
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.90		$10.66	$12.39	$11.58	$11.72

Income (Loss) from Investment Operations
Net investment income (a)	0.43		0.27	0.27	0.22	0.27
Net realized and unrealized gain (loss)	(1.14)		2.35	(1.30)	1.01	(0.16)

Total income (loss) from investment operations	(0.71)		2.62	(1.03)	1.23	0.11

Less Distributions
Distributions from net investment income	(0.49)		(0.38)	(0.70)	(0.42)	(0.25)
Distributions from net realized capital gains	(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.72)		(0.38)	(0.70)	(0.42)	(0.25)

Net Asset Value, End of Period	$11.47		$12.90	$10.66	$12.39	$11.58

Total Return (%) (b)	(4.77	)(d)(e)	24.81	(8.64)	10.74	0.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92		0.92	0.91	0.91	0.90
Net ratio of expenses to average net assets (%) (c)	0.89		0.90	0.91	0.91	0.90
Ratio of net investment income to average net assets (%)	4.03		2.22	2.34	1.81	2.29
Portfolio turnover rate (%)	93		77	106	91	42
Net assets, end of period (in millions)	$444.4		$470.4	$448.8	$561.1	$555.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.96		$10.70	$12.44	$11.62	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.44		0.29	0.28	0.23	0.28
Net realized and unrealized gain (loss)	(1.15)		2.36	(1.30)	1.02	(0.17)

Total income (loss) from investment operations	(0.71)		2.65	(1.02)	1.25	0.11

Less Distributions
Distributions from net investment income	(0.50)		(0.39)	(0.72)	(0.43)	(0.26)
Distributions from net realized capital gains	(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.73)		(0.39)	(0.72)	(0.43)	(0.26)

Net Asset Value, End of Period	$11.52		$12.96	$10.70	$12.44	$11.62

Total Return (%) (b)	(4.71	)(d)(e)	25.05	(8.60)	10.90	0.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82		0.82	0.81	0.81	0.80
Net ratio of expenses to average net assets (%) (c)	0.79		0.80	0.81	0.81	0.80
Ratio of net investment income to average net assets (%)	4.05		2.33	2.44	1.91	2.38
Portfolio turnover rate (%)	93		77	106	91	42
Net assets, end of period (in millions)	$26.9		$31.3	$27.9	$35.1	$36.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments. Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $5,192,689. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $109,000,779. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,120,306,747	$0	$1,044,357,041

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$7,064,419	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows.

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	$250 million to $750 million
0.050%	Over $1 billion

An identical agreement was in effect for the period January 1, 2020 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,301,685,593

Gross unrealized appreciation	107,193,912
Gross unrealized depreciation	(27,576,602)

Net unrealized appreciation (depreciation)	$79,617,310

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$52,759,259	$41,628,003	$23,408,889	$—	$76,168,148	$41,628,003

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$56,683,646	$—	$79,660,705	$(78,108,416)	$58,235,935

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $63,617,297 and accumulated long-term capital losses of $14,491,119.

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Clarion Global Real Estate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clarion Global Real Estate Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-22

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-23

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Clarion Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Clarion Securities LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2020. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020, and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2020.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 5.37%, 5.12%, and 5.24%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 7.82%.

MARKET ENVIRONMENT / CONDITIONS

At the start of 2020, it appeared market activity would continue in familiar fashion from the end of 2019 and largely support global benchmark levels achieved from prior bull market advances. However, by mid-January, developments concerning coronavirus (“COVID-19”) came to light. To stem the economic impact, policymakers around the world enacted significant economic stimulus measures and leaders of industrial nations vowed to work in tandem to support the global economy.

In April, futures contract pricing for crude oil fell below zero into negative territory for the first time in history. Additionally, statistics showed that first-quarter gross domestic product (“GDP”) in the eurozone fell more than 3%, while U.S. GDP contracted 5.0%, which was the fastest drop since the 2008 financial crisis. Japan’s first-quarter GDP shrank at an annualized rate of about 2% and was not as bad as analysts’ expectations for a 4.8% reduction. However, it built upon a roughly 7% contraction in the fourth quarter of 2019 after an increase in the consumption tax. Following its own 6.8% contraction in the first quarter, China opted to retract its annual growth target for the first time in more than 25 years. In June, the International Monetary Fund lowered its previous forecast for a 3.0% global economic contraction to a 4.9% global economic contraction for full year 2020.

At its September meeting, the U.S. Federal Reserve (the “Fed”) maintained near zero interest rates and publicized intentions to keep them at this level through 2023. In addition, the Fed raised its forecast for full year 2020 GDP from a 6.5% contraction to a 3.7% contraction. Similarly, both the European Central Bank and the Bank of Japan opted to keep interest rates steady in September. Meanwhile, the U.K. moved into a technical recession following a roughly 20% contraction in GDP in the second quarter, the largest on record, which followed an approximately 3% contraction in the first quarter.

In the fourth quarter, the U.K. and the European Union reached an agreement that eliminated the possibility of a hard Brexit (the U.K. proposal to leave the European Union) outcome. In the U.S., the four-year presidential election cycle produced a more balanced outcome than many had expected. The market proved relieved at both the elimination of uncertainty and the lower probability of big changes. Later, President Trump signed the country’s long-debated second economic relief bill into law, sending direct payments to some individuals and families, as well as further extending unemployment benefits. These events propelled equity prices higher across the globe for a strong finish to a year that had earlier experienced a bear market. Ultimately, the Nikkei 225 Index soared to a 30-year high in Japan, the German DAX Index surged to a record figure, and both the Dow Jones Industrial Average Index and Standard & Poor’s 500 Index closed out the year at record levels.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s country weightings detracted from performance and was major factor behind the underperformance versus its benchmark for the year, while stock selection provided a positive effect. Performance compared with the benchmark was hurt most by a less-than-benchmark weighting in Japan and holdings in Australia. Holdings in South Korea and Spain were the main contributors to relative performance for the year.

The Portfolio’s worst detractors for the year were Rolls-Royce Holdings (U.K.), Lloyds Banking Group (U.K.), and Bayer (Germany). Ahead of issuing full-year results in February, Rolls-Royce stated that design fixes for the Trent 1000 engine and higher costs associated with the Trent 1000 TEN engine would impact 2019 free cash flow and earnings. In May, management stated expectations for a significant net cash outflow during the second quarter. Rolls-Royce issued a trading update in July, which proved disappointing to investors. The company indicated it would experience a British Pound Sterling (“GBP”) 3 billion cash outflow in the first half and expects a GBP 4 billion outflow for the entire year, which was worse than we had expected. Rolls-Royce also anticipated a 55% decline in wide-body flight hours this year, which was also a larger decrease than we had anticipated. In December, the company downgraded its full-year free cash flow guidance from GBP -4 billion to GBP -4.2 billion. The company announced its first disposal of its civil nuclear instruments business earlier in December, and CEO Warren East noted further disposals would include ITP Aero and Bergen. While we still held a position in Rolls-Royce at the end of 2020, we were monitoring the situation closely.

Lloyds Banking Group’s fiscal full-year results were weaker than our estimates. Later, Lloyds’s first-quarter results included net income and underlying profit that declined 11% and 74%, respectively, from the prior year. Although quarterly underlying profit missed our estimates by roughly 7%, after adjusting for a number of one-time items, underlying profit was in line with our full-year expectations. We subsequently spoke with CEO António Horta-Osório who saw scope for material cost savings by redirecting resources and eliminating other expenses, such as travel. Lloyd’s results for the first half of 2020 were also disappointing. Lloyds released third-quarter earnings that we found to be reasonable considering present macroeconomic conditions. Results were significantly impacted by impairment charges that rose dramatically (+334%) for the full period. However, the vast majority of the impairment charge increase occurred in the first two quarters and eased in the third quarter, which helped drive strong sequential growth of underlying operating profit that totaled GBP 1.2 billion. Other important metrics showed evidence of improvement as well, including retail deposits that rose 7%, which resulted in a loan-to-deposit ratio of 98%, reflecting a healthy liquidity

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

position. Importantly, in our view, Lloyds’ balance sheet remained strong as its common equity Tier 1 ratio reached 15.2% in the third quarter (up from 14.6% in the second quarter), which exceeded both management’s target of 12.5% and regulatory requirements of roughly 11%.

Litigation issues pertaining to glyphosate carried forward from 2019 and COVID-19 pressured Bayer’s business beginning early in the year. However, the company’s first- and second-quarter results were satisfactory to us on a fundamental basis. First-quarter revenue adjusted earnings and core earnings per share exceeded consensus estimates. Second-quarter crop sciences revenue grew 3.2% and the consumer health segment benefited from nutritional products sales that advanced 14.4%. Notably, margins expanded across segments compared with the prior year and were better than our estimates in the crop sciences and pharmaceuticals segments. However, Bayer’s share price dropped significantly when management issued preliminary 2021 guidance. Management forecasted revenue at roughly the same level as 2020 and projected constant currency earnings per share that were roughly 10% lower than market forecasts, which upset investors. Furthermore, the company planned to write-down crop science intangible asset values by billions of euros, which negatively surprised investors. Even so, we liked that management introduced a new, incremental Euro (“EUR”) 1.5 billion annual savings program (as of 2024) to rightsize operational infrastructure. Later, Bayer’s third-quarter revenue, adjusted earnings and earnings per share all missed market expectations. However, we believed that management effectively controlled costs and we liked that the company confirmed full-year 2020 currency adjusted total revenue and earnings guidance.

The Portfolio’s top contributors to performance for the year were Daimler (Germany), NAVER (South Korea), and Amadeus IT Group (Spain). Daimler suspended the majority of its production in Europe in the first quarter due to COVID-19, weighing on its share price. The company’s fiscal full-year results showed that revenue rose across industrial business segments and produced total revenue growth of 1.2% from a year ago, while the operating margin largely met our expectations. Importantly, Daimler produced EUR 1.4 billion of free cash flow from industrial operations in 2019, which far exceeded our cash flow forecasts. Daimler’s first-quarter earnings report bested market expectations as exhibited by revenues (EUR 37.22 billion vs. EUR 34.18 billion) and adjusted earnings (EUR 719 million vs. EUR 648 million). Later, management committed to not postponing any projects that are important for the future of Daimler, including production of the new Mercedes-Benz S-Class vehicle (which accounts for 3-4% of volumes and 15% or more of profits) and electrification (Daimler’s battery plant in Germany is the only plant globally that has never shutdown). Daimler also announced that it reached an agreement in principle with various U.S. authorities to settle civil and environmental claims regarding emissions control systems. Importantly, the costs associated with the settlements are covered by existing provisions, which removes a material area of uncertainty for Daimler. The company’s third-quarter revenue largely met market expectations and earnings per share of EUR 1.92 were well ahead of market forecasts of EUR 1.66. Early in December, CEO Ola Källenius commented that the company saw a “remarkable” Mercedes-Benz sales recovery in China, its largest and most profitable market, as the segment reached the sixth consecutive month of double-digit sales growth in November.

NAVER’s full-year results met our estimates. Year-over-year total revenue advanced 18%, which led to operating profit of South Korean won (“KRW”) 1.2 trillion. Revenue in the core business platform segment grew 13% in the fourth quarter after the company realized 17% growth in the previous two quarters. In addition, NAVER indicated plans to prioritize shareholder returns and compensate for heightened spending that occurred in the past two years. To that end, management committed to distribute 30% of the company’s average two-year free cash flow to shareholders by way of dividend payments and share repurchases. Later, NAVER’s first-quarter results reflected year-over-year advances in revenues and operating profit of 15% and 7%, respectively. Elevated shopping-search advertisement activity drove revenue to increase 12% in the business platform unit, which we viewed as a key operating segment. Later, the company received regulatory approval to merge its Japanese subsidiary, Line Corp., with Yahoo Japan (Z Holdings). This combination will create one of the largest internet companies in Japan. NAVER also spun out its financial technology business, NAVER Financial, and received a sizable investment from an outside party. In our view, the company maintains a dominant market position owing to its high-quality search results that stem from its expertise in processing South Korean syntax. Compared with competitor Google, NAVER’s search capabilities tend to produce results that have more relevance for its users, in our view.

Amadeus IT Group was added to the Portfolio in the second quarter of 2020. For the remainder of the year, its results were pressured by COVID-19 impacts industry-wide on travel and hospitality. Fiscal first-half revenue was expectedly weak and declined 55% from the prior year driven by a second-quarter revenue drop of 82%. First-half earnings fell 84%, owing to the second-quarter decrease of 126%. Third-quarter results released in early November were similarly poor with revenue and earnings that fell by 70% and 100% from a year earlier, respectively, as air traffic volumes continued to weigh heavily on results. However, we found it encouraging that Amadeus continued to win new business and secure contract renewals across all of its exposures and that management noted the opportunity pipeline remained active. Although free cash flow generation for the reporting period was negative, the deceleration slowed in the third quarter, and we were pleased to see this positive development. Despite adverse conditions, the company’s share price jumped in the fourth quarter from news of COVID-19 vaccine approval and the subsequent inoculation rollout.

Currency hedging was actively utilized throughout the year, as we believed that some currencies were overvalued compared to the U.S.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

dollar. Approximately 14% of the Portfolio’s Swiss franc exposure was hedged at year-end. Currency hedges detracted six basis point from the Portfolio’s return for the year.

At period end, the Portfolio held 63 securities across a variety of countries and industries. During 2020, we initiated new positions in Alibaba Group (both local and ADR shares) (China), Amadeus IT Group (Spain), Anheuser-Busch InBev (Belgium), Compass Group (U.K.), Fresenius Medical Care (Germany), Novartis (Switzerland), Prudential (U.K.), Restaurant Brands International (Canada), and Roche Holding (Switzerland). In addition, we held both local and ADR shares of Ryanair Holdings (Ireland). We eliminated positions in ASML Holding (Netherlands), Baidu (China), Ferguson (U.K.), Kuehne + Nagel (Switzerland), Meggitt (U.K.), Nestlé (Switzerland), Olympus (Japan), OMRON (Japan), Prosus (Netherlands), Reckitt Benckiser Group (U.K.), Taiwan Semiconductor (Taiwan), and Willis Towers Watson (U.S.).

As of December 31, 2020, the Portfolio was most heavily weighted in the U.K. (22%), Germany (21%), and Switzerland (15%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 7%. Latin America (1%) and Japan (2%) accounted for the smallest Portfolio weightings as of the end of the year. The Portfolio no longer had exposure to the U.S.

As of December 31, 2020, the Portfolio was most heavily weighted in the Financials (29%) and Consumer Discretionary sectors (25%), followed by Industrials (15%). Energy (2%) had the smallest sector weight. The Portfolio had no exposure to Real Estate or Utilities shares at the end of the period.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	5.37	7.30	6.48
Class B	5.12	7.02	6.21
Class E	5.24	7.13	6.32
MSCI EAFE Index	7.82	7.45	5.51

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Glencore plc	5.0
Lloyds Banking Group plc	4.4
Intesa Sanpaolo S.p.A.	4.1
Credit Suisse Group AG	4.1
Daimler AG	4.0
BNP Paribas S.A.	3.8
CNH Industrial NV	3.6
Bayer AG	3.6
Bayerische Motoren Werke AG	3.3
Allianz SE	3.0

Top Countries

% of Net Assets
United Kingdom	22.1
Germany	20.8
Switzerland	14.5
France	10.1
Sweden	4.3
Italy	4.1
Australia	3.4
Canada	3.1
South Africa	2.5
Japan	2.4

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.76%	$1,000.00	$1,357.20	$4.50
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class B (a)	Actual	1.01%	$1,000.00	$1,356.10	$5.98
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

Class E (a)	Actual	0.91%	$1,000.00	$1,356.60	$5.39
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Australia—3.4%
AMP, Ltd.	27,240,822	$32,785,987
Brambles, Ltd.	3,651,600	29,916,747
Orica, Ltd.	3,830,767	44,800,305

		107,503,039

Belgium—1.1%
Anheuser-Busch InBev S.A.	489,800	34,228,454

Canada—3.1%
Cenovus Energy, Inc.	8,737,365	53,197,092
Open Text Corp.	737,000	33,488,947
Restaurant Brands International, Inc.	191,400	11,696,454

		98,382,493

China—1.2%
Alibaba Group Holding, Ltd. (a)	442,800	12,937,566
Alibaba Group Holding, Ltd. (ADR) (a)	62,500	14,545,625
Trip.com Group, Ltd. (ADR) (a)	362,635	12,231,679

		39,714,870

Finland—1.1%
UPM-Kymmene Oyj	939,600	34,957,565

France—10.1%
Accor S.A. (a)	1,926,426	70,181,973
BNP Paribas S.A. (a)	2,300,762	121,351,893
Bureau Veritas S.A. (a)	549,853	14,625,556
EssilorLuxottica S.A.	168,300	26,247,411
Publicis Groupe S.A. (b)	1,179,219	58,764,429
Valeo S.A.	813,200	32,116,405

		323,287,667

Germany—20.5%
Allianz SE	395,800	96,841,177
Bayer AG (London Traded Shares)	6,400	380,099
Bayer AG	1,976,560	116,177,713
Bayerische Motoren Werke AG	1,182,107	104,339,951
Continental AG	652,716	96,718,797
Daimler AG	1,808,793	127,722,249
Fresenius Medical Care AG & Co. KGaA (London Traded Shares)	6,400	532,604
Fresenius Medical Care AG & Co. KGaA	569,883	47,533,333
Henkel AG & Co. KGaA	119,709	11,523,473
ThyssenKrupp AG (a) (b)	5,218,000	51,802,334

		653,571,730

Indonesia—0.6%
Bank Mandiri Persero Tbk PT	40,105,800	18,098,547

Ireland—1.3%
Ryanair Holdings plc (a)	138,700	2,762,813
Ryanair Holdings plc (ADR) (a)	365,568	40,205,168

		42,967,981

Italy—4.1%
Intesa Sanpaolo S.p.A. (a)	56,169,900	131,046,425

Japan—2.4%
Komatsu, Ltd.	1,388,400	38,045,835
Toyota Motor Corp.	499,500	38,301,138

		76,346,973

Mexico—0.9%
Grupo Televisa S.A.B. (ADR) (a) (b)	3,356,608	27,658,450

Netherlands—2.2%
EXOR NV	875,652	70,286,304

South Africa—2.5%
Naspers, Ltd. - N Shares	387,808	79,373,306

South Korea—1.6%
NAVER Corp.	131,500	35,507,816
Samsung Electronics Co., Ltd.	202,550	15,138,067

		50,645,883

Spain—1.1%
Amadeus IT Group S.A.	497,300	36,003,398

Sweden—4.3%
Hennes & Mauritz AB - B Shares (a)	2,455,900	51,299,709
SKF AB - B Shares	1,630,690	42,250,308
Volvo AB - B Shares (a)	1,903,991	44,805,330

		138,355,347

Switzerland—14.5%
Cie Financiere Richemont S.A.	380,047	34,341,926
Credit Suisse Group AG	10,178,954	130,948,328
Glencore plc (a)	50,143,665	159,953,245
LafargeHolcim, Ltd. (a)	637,448	34,981,376
Novartis AG	424,500	40,094,364
Roche Holding AG	70,300	24,528,224
Swatch Group AG (The) - Bearer Shares	140,910	38,404,971

		463,252,434

United Kingdom—22.1%
Ashtead Group plc	705,441	33,197,158
Bunzl plc	430,300	14,383,474
CNH Industrial NV (a)	9,177,900	116,301,657
Compass Group plc	1,719,600	32,088,448
G4S plc (a)	8,893,700	30,868,404
Liberty Global plc - Class A (a)	1,776,500	43,026,830
Liberty Global plc - Class C (a)	755,756	17,873,630
Lloyds Banking Group plc (a)	278,409,300	140,341,304
Natwest Group plc (a)	23,281,601	53,845,227
Prudential plc	3,604,900	66,540,094
Rolls-Royce Holdings plc (a)	24,187,765	36,825,744
Schroders plc	1,036,884	47,360,462
Schroders plc (non-voting shares)	10,427	325,076
Smiths Group plc	1,093,207	22,625,969
WPP plc	4,401,655	47,824,134

		703,427,611

Total Common Stocks (Cost $2,774,307,471)		3,129,108,477

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2020

Preferred Stock—0.3%

Security Description	Shares/ Principal Amount*	Value

Germany—0.3%
Henkel AG & Co. KGaA (Cost $8,871,572)	85,300	$9,611,954

Warrant—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. (a) (Cost $0)	962,894	250,159

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $45,849,812, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $46,766,826.	45,849,812	45,849,812

Total Short-Term Investments (Cost $45,849,812)		45,849,812

Securities Lending Reinvestments (c)—1.1%

Repurchase Agreements—0.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $3,001,227; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,333,978.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $5,627,739; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $5,740,263.	5,627,708	5,627,708
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $500,007; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $300,007; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $306,000.	300,000	300,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $6,000,033; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 4.500%, maturity dates ranging from 05/20/30 - 12/20/50, and an aggregate market value of $6,120,000.	6,000,000	6,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $200,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $204,082.	200,000	200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,200,105; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,440,672.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $100,005; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $110,922.	100,000	100,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,000,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $1,020,001.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $700,030; collateralized by various Common Stock with an aggregate market value of $777,910.	700,000	700,000

		19,627,708

Mutual Funds—0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (d)	6,000,000	6,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (d)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (d)	3,000,000	3,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $33,627,708)		33,627,708

Total Investments—100.9% (Cost $2,862,656,563)		3,218,448,110
Other assets and liabilities (net)—(0.9)%		(28,495,308)

Net Assets—100.0%		$3,189,952,802

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $31,873,970 and the collateral received consisted of cash in the amount of $33,627,708. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Banks	14.6
Automobiles	8.5
Machinery	7.6
Metals & Mining	6.6
Pharmaceuticals	5.7
Capital Markets	5.6
Insurance	5.1
Media	4.2
Auto Components	4.0
Internet & Direct Marketing Retail	3.7

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
CHF	36,428,000	SSBT	06/16/21	USD	41,286,982	$(56,328)

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust Co.

Currencies

(CHF)—	Swiss Franc
(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$107,503,039	$—	$107,503,039
Belgium	—	34,228,454	—	34,228,454
Canada	98,382,493	—	—	98,382,493
China	26,777,304	12,937,566	—	39,714,870
Finland	—	34,957,565	—	34,957,565
France	—	323,287,667	—	323,287,667
Germany	85,080	653,486,650	—	653,571,730
Indonesia	—	18,098,547	—	18,098,547
Ireland	40,205,168	2,762,813	—	42,967,981
Italy	—	131,046,425	—	131,046,425
Japan	—	76,346,973	—	76,346,973
Mexico	27,658,450	—	—	27,658,450
Netherlands	—	70,286,304	—	70,286,304
South Africa	—	79,373,306	—	79,373,306
South Korea	—	50,645,883	—	50,645,883
Spain	—	36,003,398	—	36,003,398
Sweden	—	138,355,347	—	138,355,347
Switzerland	—	463,252,434	—	463,252,434
United Kingdom	60,900,460	642,527,151	—	703,427,611
Total Common Stocks	254,008,955	2,875,099,522	—	3,129,108,477
Total Preferred Stock*	—	9,611,954	—	9,611,954
Total Warrant*	250,159	—	—	250,159
Total Short-Term Investment*	—	45,849,812	—	45,849,812
Securities Lending Reinvestments
Repurchase Agreements	—	19,627,708	—	19,627,708
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	19,627,708	—	33,627,708
Total Investments	$268,259,114	$2,950,188,996	$—	$3,218,448,110

Collateral for Securities Loaned (Liability)	$—	$(33,627,708)	$—	$(33,627,708)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(56,328)	$—	$(56,328)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,218,448,110
Receivable for:
Investments sold	12,346,396
Fund shares sold	361,016
Dividends	3,339,342
Prepaid expenses	8,521

Total Assets	3,234,503,385
Liabilities
Cash due to bank denominated in foreign currencies (c)	681
Unrealized depreciation on forward foreign currency exchange contracts	56,328
Collateral for securities loaned	33,627,708
Payables for:
Investments purchased	1,793,359
Fund shares redeemed	6,303,836
Accrued Expenses:
Management fees	1,944,365
Distribution and service fees	229,719
Deferred trustees’ fees	173,763
Other expenses	420,824

Total Liabilities	44,550,583

Net Assets	$3,189,952,802

Net Assets Consist of:
Paid in surplus	$3,051,420,365
Distributable earnings (Accumulated losses)	138,532,437

Net Assets	$3,189,952,802

Net Assets
Class A	$2,075,723,861
Class B	1,028,763,409
Class E	85,465,532
Capital Shares Outstanding*
Class A	154,378,053
Class B	78,532,533
Class E	6,456,482
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.45
Class B	13.10
Class E	13.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,862,656,563.
(b)	Includes securities loaned at value of $31,873,970.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $679.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$36,529,524
Interest	71,541
Securities lending income	368,429

Total investment income	36,969,494
Expenses
Management fees	20,763,209
Administration fees	106,368
Custodian and accounting fees	654,008
Distribution and service fees—Class B	2,188,362
Distribution and service fees—Class E	109,768
Audit and tax services	55,340
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	127,157
Insurance	19,943
Miscellaneous	31,727

Total expenses	24,155,850
Less management fee waiver	(902,038)

Net expenses	23,253,812

Net Investment Income	13,715,682

Net Realized and Unrealized Gain (Loss)
Net realized loss on :
Investments	(181,842,869)
Foreign currency transactions	(320,223)
Forward foreign currency transactions	(2,068,149)

Net realized loss	(184,231,241)

Net change in unrealized appreciation on:
Investments	441,426,454
Foreign currency transactions	206,574
Forward foreign currency transactions	309,755

Net change in unrealized appreciation	441,942,783

Net realized and unrealized gain	257,711,542

Net Increase in Net Assets From Operations	$271,427,224

(a)	Net of foreign withholding taxes of $4,417,206.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,715,682	$93,143,931
Net realized gain (loss)	(184,231,241)	72,145,391
Net change in unrealized appreciation	441,942,783	486,068,746

Increase in net assets from operations	271,427,224	651,358,068

From Distributions to Shareholders
Class A	(110,746,247)	(183,385,006)
Class B	(53,971,041)	(101,126,965)
Class E	(4,272,885)	(9,021,382)

Total distributions	(168,990,173)	(293,533,353)

Increase in net assets from capital share transactions	10,426,628	21,435,347

Total increase in net assets	112,863,679	379,260,062

Net Assets
Beginning of period	3,077,089,123	2,697,829,061

End of period	$3,189,952,802	$3,077,089,123

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	33,467,449	$311,827,376	4,026,332	$49,766,964
Reinvestments	11,209,134	110,746,247	15,462,480	183,385,006
Redemptions	(33,356,327)	(380,159,209)	(13,841,671)	(183,198,982)

Net increase	11,320,256	$42,414,414	5,647,141	$49,952,988

Class B
Sales	12,614,339	$114,899,709	3,233,362	$39,466,112
Reinvestments	5,598,656	53,971,041	8,725,364	101,126,965
Redemptions	(17,987,702)	(195,655,221)	(12,916,973)	(164,298,120)

Net increase (decrease)	225,293	$(26,784,471)	(958,247)	$(23,705,043)

Class E
Sales	807,263	$8,230,989	300,831	$3,793,384
Reinvestments	439,145	4,272,885	771,718	9,021,382
Redemptions	(1,591,946)	(17,707,189)	(1,396,164)	(17,627,364)

Net decrease	(345,538)	$(5,203,315)	(323,615)	$(4,812,598)

Increase derived from capital shares transactions		$10,426,628		$21,435,347

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.61	$12.16	$16.92	$13.18	$13.43

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.42	0.33	0.30	0.24
Net realized and unrealized gain (loss)	0.43	2.40	(4.13)	3.72	0.68

Total income (loss) from investment operations	0.50	2.82	(3.80)	4.02	0.92

Less Distributions
Distributions from net investment income	(0.37)	(0.33)	(0.31)	(0.28)	(0.31)
Distributions from net realized capital gains	(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.66)	(1.37)	(0.96)	(0.28)	(1.17)

Net Asset Value, End of Period	$13.45	$13.61	$12.16	$16.92	$13.18

Total Return (%) (b)	5.37	24.83	(23.73)	30.78	8.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.78	0.80	0.79	0.79	0.79
Ratio of net investment income to average net assets (%)	0.60	3.26	2.14	1.93	1.95
Portfolio turnover rate (%)	48	35	43	36	50
Net assets, end of period (in millions)	$2,075.7	$1,946.6	$1,670.5	$2,009.0	$1,882.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.27	$11.88	$16.56	$12.91	$13.17

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.38	0.29	0.25	0.21
Net realized and unrealized gain (loss)	0.42	2.34	(4.05)	3.65	0.66

Total income (loss) from investment operations	0.46	2.72	(3.76)	3.90	0.87

Less Distributions
Distributions from net investment income	(0.34)	(0.29)	(0.27)	(0.25)	(0.27)
Distributions from net realized capital gains	(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.63)	(1.33)	(0.92)	(0.25)	(1.13)

Net Asset Value, End of Period	$13.10	$13.27	$11.88	$16.56	$12.91

Total Return (%) (b)	5.12	24.52	(23.97)	30.43	8.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.03	1.05	1.04	1.04	1.04
Ratio of net investment income to average net assets (%)	0.34	3.01	1.92	1.66	1.73
Portfolio turnover rate (%)	48	35	43	36	50
Net assets, end of period (in millions)	$1,028.8	$1,039.4	$941.9	$1,280.2	$1,136.3

Please see following page for Financial Highlights footnote legend.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.40	$11.99	$16.70	$13.02	$13.27

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.40	0.31	0.27	0.22
Net realized and unrealized gain (loss)	0.44	2.36	(4.09)	3.67	0.67

Total income (loss) from investment operations	0.48	2.76	(3.78)	3.94	0.89

Less Distributions
Distributions from net investment income	(0.35)	(0.31)	(0.28)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.64)	(1.35)	(0.93)	(0.26)	(1.14)

Net Asset Value, End of Period	$13.24	$13.40	$11.99	$16.70	$13.02

Total Return (%) (b)	5.24	24.60	(23.86)	30.52	8.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.93	0.95	0.94	0.94	0.94
Ratio of net investment income to average net assets (%)	0.42	3.12	2.05	1.75	1.83
Portfolio turnover rate (%)	48	35	43	36	50
Net assets, end of period (in millions)	$85.5	$91.2	$85.4	$125.7	$107.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2020, the Portfolio had a payment of $681 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2020. The Portfolio’s average overdraft advances during the year ended December 31, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $45,849,812. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $19,627,708. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Liability Derivative
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$56,328

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust Co.	$56,328	$—	$—	$56,328

**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(2,068,149)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$309,755

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$27,428,623

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,251,310,269	$0	$1,376,510,003

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$20,763,209	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period October 1, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	Over $	1 billion

Prior to October 1, 2020 the Adviser had agreed, for the period January 1, 2020 to September 30, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.075%	Over $2 billion

Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,013,619,755

Gross unrealized appreciation	353,624,872
Gross unrealized depreciation	(148,796,517)

Net unrealized appreciation (depreciation)	$204,828,355

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$127,515,849	$74,559,279	$41,474,324	$218,974,074	$168,990,173	$293,533,353

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,480,094	$—	$205,118,622	$(89,892,516)	$138,706,200

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $89,892,516.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-21

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Harris Oakmark International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-25

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-26

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board also considered that the Portfolio underperformed the median of its other Performance Universe and the average of a different, but still comparable, Morningstar Category for the one-year and three-year periods ended June 30, 2020, and outperformed the median of its other Performance Universe and the average of a different, but still comparable, Morningstar Category for the five-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Universe median, but above the Expense Group median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2020.

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 10.14%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

Global government bonds advanced and led results as the volatility brought on by the COVID-19 pandemic led investors to safety, causing yields to fall to historic lows during the year. Developed market equities also finished with positive results for the year following an impressive rally after the March drawdown, driven in large part by the extraordinarily level of fiscal and monetary stimulus. Commodities posted losses for the year despite consistently strong performance from precious metals and a strong rebound across agriculture and industrial metals.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

The Portfolio’s exposure to commodities detracted from relative performance. Energy was the Portfolio’s only commodities exposure to finish the year negative. The Portfolio’s diversification within commodities and lower Energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening U.S. dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August 2020 on a combination of a weakening U.S. dollar, central bank promises of “lower for longer” policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to Energy detracted from performance due to a combination of falling demand caused by COVID-19 containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia.

The largest contributor to performance came from developed government bond markets, with five of the six strategic bond exposures delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the Bank of Canada cut interest rates to 0.25% and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. U.S. Treasuries also contributed to performance as the Federal Reserve cut interest rates to zero and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders. U.K. government bonds also aided results as the Bank of England (the “BoE”) cut interest rates from 0.75% to 0.10% and provided loans directly to businesses. The U.K. was hit harder by the pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the Portfolio throughout the year due to the Portfolio’s yield skew adjustments.

The Portfolio’s exposure to developed equity markets also contributed to results over the period as five of the six underlying markets in which the Portfolio was invested posted gains. The magnitude of recovery varied across regions, largely depending on sector exposure. U.S. equities were the top contributor primarily due to the high allocation to Technology and low Energy exposure. U.S. small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation is a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing Shinzo Abe who retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restrictive while the scale of their fiscal and monetary response also lagged China and the U.S. Hong Kong equities posted minor gains for the year. Mainland China was able to open their economy much earlier than other countries since they were the first to contract the virus. The early recovery in China boosted Hong Kong performance in the second half of the year. U.K. equities were the sole market to deliver negative returns. The U.K. was slow to contain the first and second wave of the virus and implemented extensive lockdowns too late, causing the economy to suffer worse relative to other countries. The uncertainty around Brexit, the U.K. withdrawal from the European Union, further compounded losses.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The tactical allocation process provided meaningful gains due to overweights in equities and timely positioning in commodities and bonds during the period, but especially during second half of the year.

The Portfolio’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. All derivatives performed as expected during the period.

At period end, tactical positioning was overweight all six equity markets. Across government bond markets, the Portfolio was overweight Australia, while Canada, the U.S. and the U.K. were underweight. Japanese government bonds were underweight to a degree that the entire exposure in the Portfolio was negated. Germany remained absent from the Portfolio due to yield skew adjustments. The Portfolio was long all commodities except for live cattle, West Texas Intermediate (WTI) crude and heating oil, which were carried at neutral, and gas oil and natural gas, which were underweight.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
Invesco Balanced-Risk Allocation Portfolio
Class B	10.14	7.86	5.55
Dow Jones Moderate Index	12.24	9.36	7.99

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	55.9
Global Developed Equities	43.7
Commodities - Production Weighted	34.9

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.90%	$1,000.00	$1,148.30	$4.86
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—4.2% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.2%
U.S. Treasury Floating Rate Notes
0.150%, 3M USTBMM + 0.055%, 07/31/22 (a)	31,000,000	$30,998,773
0.209%, 3M USTBMM + 0.114%, 04/30/22 (a)	28,000,000	28,022,135

Total U.S. Treasury & Government Agencies (Cost $59,000,000)		59,020,908

Commodity-Linked Securities—3.2%
Canadian Imperial Bank of Commerce Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 10/22/21 (144A) (a)	6,930,000	10,294,143
Cargill, Inc.Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 04/21/21 (144A) (a)	12,000,000	21,280,002
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 10/28/21 (144A) (a)	9,500,000	13,701,808

Total Commodity-Linked Securities (Cost $28,430,000)		45,275,953

Municipals—1.8%
Maumelle Arkansas Industrial Development, Revenue Bond 0.110%, 08/01/45 (144A) (a)	20,000,000	20,000,000
Metropolitan Washington Airports Authority 0.110%, 10/01/40 (a)	5,000,000	5,000,000

Total Municipals (Cost $25,000,000)		25,000,000

Short-Term Investments—83.2%

Certificate of Deposit—3.5%
Bank of Montreal (Chicago) 0.346%, 3M LIBOR + 0.140%, 05/10/21 (a)	20,000,000	20,009,792
Mizuho Bank, Ltd. 0.266%, 3M LIBOR + 0.060%, 02/10/21 (a)	20,000,000	20,001,378
Svenska Handelsbanken 0.308%, 3M LIBOR + 0.090%, 07/20/21 (a)	9,000,000	9,003,409

		49,014,579

Commercial Paper—55.7%
Anglesea Funding plc 0.275%, 3M LIBOR + 0.050%, 06/04/21 (144A) (a)	25,000,000	24,994,375
ASB Finance, Ltd. 0.174%, 01/21/21 (144A) (b)	14,000,000	13,999,363
Bank of Nova Scotia (The) 0.263%, 3M LIBOR + 0.050%, 11/09/21 (a)	23,000,000	22,998,053
Barclays Bank plc 0.271%, 04/09/21 (144A) (b)	23,000,000	22,983,682
Bennington Stark Capital Co. LLC 0.250%, 03/08/21 (144A) (b)	10,600,000	10,595,068

Commercial Paper—(Continued)
BPCE S.A. 0.272%, 06/04/21 (144A) (b)	11,000,000	10,987,781
Caisse des Depots et Consignations 0.221%, 04/27/21 (b)	15,000,000	14,989,373
Chevron Corp.
0.089%, 02/02/21 (144A) (b)	15,000,000	14,998,336
0.129%, 02/22/21 (144A) (b)	25,000,000	24,995,289
Collateralized Commercial Paper FLEX Co. LLC 0.199%, 02/25/21 (144A) (b)	25,000,000	24,991,211
Concord Minutemen Capital Co. LLC 0.130%, 01/05/21 (144A) (b)	30,000,000	29,999,458
Crown Point Capital Co. LLC 0.320%, 02/01/21 (144A) (b)	30,000,000	30,003,139
DBS Bank Ltd. 0.183%, 01/19/21 (144A) (b)	17,000,000	16,999,058
Dexia Credit Local S.A. 0.219%, 02/22/21 (144A) (b)	20,000,000	19,995,436
Erste Abwicklungsanstalt 0.217%, 02/03/21 (144A) (b)	39,000,000	38,993,923
Exxon Mobil Corp.
0.118%, 01/06/21 (b)	15,000,000	14,999,757
0.139%, 02/17/21 (b)	11,500,000	11,498,068
0.197%, 02/04/21 (b)	10,000,000	9,998,882
FMS Wertmanagement
0.173%, 02/11/21 (144A) (b)	17,000,000	16,996,549
0.199%, 02/17/21 (144A) (b)	11,500,000	11,497,209
ING U.S. Funding LLC 0.388%, 3M LIBOR + 0.150%, 02/01/21 (a)	20,000,000	20,001,497
Lexington Parker Capital Co. LLC 0.211%, 01/19/21 (144A) (b)	10,000,000	9,999,119
LVMH Moet Hennessy Louis Vuitton SE
0.170%, 03/15/21 (144A) (b)	20,000,000	19,993,463
0.170%, 03/15/21 (b)	14,000,000	13,995,424
L’Oreal U.S.A., Inc. 0.073%, 01/05/21 (144A) (b)	16,000,000	15,999,791
Old Line Funding LLC 0.231%, 04/26/21 (144A) (b)	35,000,000	34,971,918
PACCAR Financial Corp. 0.098%, 01/08/21 (b)	23,000,000	22,999,489
Pacific Life Insurance Co. 0.151%, 01/08/21 (144A) (b)	34,400,000	34,399,144
Ridgefield Funding Co. 0.262%, 05/07/21 (144A) (b)	25,000,000	24,975,835
Shell International Finance B.V.
0.202%, 05/25/21 (144A) (b)	22,000,000	21,981,569
0.216%, 02/02/21 (144A) (b)	15,000,000	14,997,924
Sumitomo Mitsui Banking Corp. 0.264%, 1M LIBOR + 0.120%, 02/22/21 (a)	10,000,000	10,001,618
Toronto Dominion Bank (NY) 0.375%, 3M LIBOR + 0.150%, 05/05/21 (144A) (a)	15,000,000	15,008,564
Toronto-Dominion Bank (The) 0.300%, 3M LIBOR + 0.070%, 10/08/21 (a)	12,000,000	12,000,000
Total Capital Canada, Ltd.
0.115%, 01/08/21 (144A) (b)	16,500,000	16,499,611
0.179%, 02/19/21 (144A) (b)	19,000,000	18,995,699

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Short-Term Investments—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Paper—(Continued)
Toyota Credit Canada, Inc. 0.240%, 01/11/21 (b)	13,000,000	$12,999,364
Toyota Finance Australia, Ltd. 0.236%, 02/02/21 (b)	15,000,000	14,998,598
UBS AG
0.308%, 3M LIBOR + 0.070%, 10/04/21 (144A) (a)	10,000,000	10,000,000
0.399%, 3M LIBOR + 0.170%, 07/14/21 (144A) (a)	8,300,000	8,306,094
Unilever Capital Corp.
0.098%, 01/26/21 (b)	16,200,000	16,199,017
0.109%, 02/08/21 (144A) (b)	10,000,000	9,999,036
Victory Receivables Corp. 0.146%, 01/05/21 (144A) (b)	15,000,000	14,999,758

		781,836,542

Mutual Funds—15.6%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.070% (c) (d)	130,005,046	130,005,046
STIT-Government & Agency Portfolio, Institutional Class 0.030% (c) (d)	53,598,300	53,598,300
STIT-Treasury Portfolio, Institutional Class 0.010% (c) (d)	34,962,391	34,962,391

		218,565,737

U.S. Treasury—8.4%
U.S. Treasury Bills
0.084%, 06/10/21 (b)	32,800,000	32,788,163
0.113%, 02/25/21 (b)	58,800,000	58,794,267
0.156%, 01/07/21 (b)	26,600,000	26,599,934

		118,182,364

Total Short-Term Investments (Cost $1,167,560,166)		1,167,599,222

Total Investments—92.4% (Cost $1,279,990,166)		1,296,896,083
Other assets and liabilities (net)—7.6%		106,286,239

Net Assets—100.0%		$1,403,182,322

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $649,433,355, which is 46.3% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/21	2,827	AUD	416,219,436	$1,329,416
Brent Crude Oil Futures	06/30/21	639	USD	32,812,650	2,376,451
Canada Government Bond 10 Year Futures	03/22/21	2,475	CAD	369,022,500	1,038,076
Euro STOXX 50 Index Futures	03/19/21	2,135	EUR	75,792,500	1,221,592
FTSE 100 Index Futures	03/19/21	1,270	GBP	81,534,000	(1,047,321)
Hang Seng Index Futures	01/28/21	480	HKD	653,256,000	2,485,682
New York Harbor ULSD Futures	03/31/21	180	USD	11,227,356	826,099
RBOB Gasoline Futures	01/29/21	600	USD	35,534,520	1,669,090
Russell 2000 Index E-Mini Futures	03/19/21	805	USD	79,485,700	2,403,857
S&P 500 Index E-Mini Futures	03/19/21	413	USD	77,412,720	1,743,333
Silver Futures	03/29/21	357	USD	47,145,420	4,628,968

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
TOPIX Index Futures	03/11/21	813	JPY	14,670,585,000	$2,409,033
U.S. Treasury Long Bond Futures	03/22/21	661	USD	114,476,938	(675,701)
United Kingdom Long Gilt Bond Futures	03/29/21	326	GBP	44,186,040	699,555
WTI Light Sweet Crude Oil Futures	06/22/21	332	USD	16,108,640	1,124,821

Net Unrealized Appreciation					$22,232,951

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.450%	Monthly	11/23/21	BBP	Barclays Commodity Strategy 1745 Excess Return Index (a)	USD	14,909,792	$1,123,564	$—	$1,123,564
Pay	0.260%	Monthly	11/23/21	BBP	Barclays Copper Excess Return Index	USD	28,089,025	(56,526)	—	(56,526)
Pay	0.300%	Monthly	04/09/21	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	28,043,332	(19,159)	—	(19,159)
Pay	0.470%	Monthly	02/16/21	CG	Cargill Commodity Index (b)	USD	35,172,116	3,471,108	—	3,471,108
Pay	0.120%	Monthly	12/09/21	CG	Cargill Gold Excess Return Index	USD	23,347,237	718,768	—	718,768
Pay	0.400%	Monthly	12/22/21	GSI	Goldman Sachs Commodity i-Select Strategy 1121 (c)	USD	37,019,678	1,651,082	—	1,651,082
Pay	0.000%	Maturity	01/28/21	GSI	Hang Seng Index	HKD	201,676,864	844,699	—	844,699
Pay	0.250%	Monthly	04/27/21	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	10,780,759	49,912	—	49,912
Pay	0.300%	Monthly	12/08/21	MBL	Macquarie Aluminum Dynamic Roll Index	USD	17,454,263	(99,488)	—	(99,488)
Pay	0.250%	Monthly	09/14/21	MLI	Merrill Lynch Copper Excess Return Index	USD	2,429,144	—	—	—
Pay	0.140%	Monthly	06/21/21	MLI	Merrill Lynch Gold Excess Return Index	USD	25,736,947	—	—	—
Pay	0.250%	Monthly	11/12/21	MLI	MLCX Natural Gas Annual Excess Return Index	USD	5,619,816	—	—	—
Pay	0.300%	Monthly	07/19/21	MSCS	S&P GSCI Aluminum Dynamic Roll Index	USD	19,146,870	(503,736)	—	(503,736)
Pay	0.090%	Monthly	10/15/21	JPMC	S&P GSCI Gold Excess Return Index	USD	20,311,184	269,341	—	269,341

Totals								$7,449,565	$—	$7,449,565

Cash in the amount of $5,080,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Barclays Bank plc, as of December 31, 2020:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$3,229,461	21.7%
Soybean Meal	3,113,164	20.9%
Soybean	3,035,634	20.3%
Sugar No. 11	1,835,395	12.3%
Wheat	930,371	6.2%
Corn No. 2 Yellow	852,840	5.7%
Coffee “C”	814,075	5.5%
Soybean Oil	814,075	5.5%
Live Cattle	168,481	1.1%
Lean Hogs	116,296	0.8%

	$14,909,792	100.0%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Swap Agreements—(Continued)

(b) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of December 31, 2020:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	$8,138,828	23.1%
Cotton No. 2	8,043,863	22.9%
Soybean	7,822,279	22.3%
Sugar No. 11	2,564,047	7.3%
Wheat	2,367,083	6.7%
Coffee “C”	2,008,328	5.7%
Corn No. 2 Yellow	1,980,190	5.6%
Soybean Oil	1,867,639	5.3%
Lean Hogs	200,481	0.6%
Live Cattle	179,378	0.5%

	$35,172,116	100.0%

(c) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of December 31, 2020:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	$8,566,354	23.1%
Cotton No. 2	8,466,400	22.9%
Soybean	8,233,176	22.3%
Sugar No. 11	2,698,735	7.3%
Wheat	2,491,424	6.7%
Coffee “C”	2,113,824	5.7%
Corn No. 2 Yellow	2,084,208	5.6%
Soybean Oil	1,965,745	5.3%
Lean Hogs	211,012	0.6%
Live Cattle	188,800	0.5%

	$37,019,678	100.0%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merill Lynch International
(MSCS)—	Morgan Stanley Capital Services, LLC

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$59,020,908	$—	$59,020,908
Total Commodity-Linked Securities*	—	45,275,953	—	45,275,953
Total Municipals*	—	25,000,000	—	25,000,000
Short-Term Investments
Certificate of Deposit	—	49,014,579	—	49,014,579
Commercial Paper	—	781,836,542	—	781,836,542
Mutual Funds	218,565,737	—	—	218,565,737
U.S. Treasury	—	118,182,364	—	118,182,364
Total Short-Term Investments	218,565,737	949,033,485	—	1,167,599,222
Total Investments	$218,565,737	$1,078,330,346	$—	$1,296,896,083

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$23,955,973	$—	$—	$23,955,973
Futures Contracts (Unrealized Depreciation)	(1,723,022)	—	—	(1,723,022)
Total Futures Contracts	$22,232,951	$—	$—	$22,232,951
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$8,128,474	$—	$8,128,474
OTC Swap Contracts at Value (Liabilities)	—	(678,909)	—	(678,909)
Total OTC Swap Contracts	$—	$7,449,565	$—	$7,449,565

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$1,078,330,346
Affiliated investments at value (b)	218,565,737
Cash	1,931,206
Cash collateral (c)	97,828,000
OTC swap contracts at market value	8,128,474
Receivable for:
OTC swap contracts	1,351,101
Fund shares sold	2,781
Interest	141,896
Dividends on affiliated investments	8,395
Prepaid expenses	4,078

Total Assets	1,406,292,014
Liabilities
OTC swap contracts at market value	678,909
Payables for:
OTC swap contracts	186,330
Fund shares redeemed	686,130
Variation margin on futures contracts	146,584
Interest on OTC swap contracts	36,786
Accrued Expenses:
Management fees	712,938
Distribution and service fees	293,384
Deferred trustees’ fees	152,166
Other expenses	216,465

Total Liabilities	3,109,692

Net Assets	$1,403,182,322

Net Assets Consist of:
Paid in surplus	$1,277,225,489
Distributable earnings (Accumulated losses)	125,956,833

Net Assets	$1,403,182,322

Net Assets
Class B	$1,403,182,322
Capital Shares Outstanding*
Class B	141,601,713
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,061,424,429.
(b)	Identified cost of affiliated investments was $218,565,737.
(c)	Includes collateral of $90,586,000 for futures contracts and $7,242,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$1,024,840
Interest	7,986,483

Total investment income	9,011,323
Expenses
Management fees	8,505,109
Administration fees	109,918
Custodian and accounting fees	125,268
Distribution and service fees—Class B	3,335,462
Audit and tax services	95,829
Legal	56,442
Trustees’ fees and expenses	54,229
Shareholder reporting	59,328
Insurance	10,364
Miscellaneous	15,889

Total expenses	12,367,838
Less management fee waiver	(386,644)

Net expenses	11,981,194

Net Investment Loss	(2,969,871)

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	(1,599,091)
Futures contracts	49,280,126
Swap contracts	31,939,770
Foreign currency transactions	395,525

Net realized gain	80,016,330

Net change in unrealized appreciation (depreciation) on:
Investments	14,499,653
Futures contracts	29,103,613
Swap contracts	5,368,851
Foreign currency transactions	(139,030)

Net change in unrealized appreciation	48,833,087

Net realized and unrealized gain	128,849,417

Net Increase in Net Assets From Operations	$125,879,546

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,969,871)	$20,508,550
Net realized gain	80,016,330	180,861,256
Net change in unrealized appreciation	48,833,087	5,123,746

Increase in net assets from operations	125,879,546	206,493,552

From Distributions to Shareholders
Class B	(142,601,812)	0

Total distributions	(142,601,812)	0

Decrease in net assets from capital share transactions	(25,130,582)	(177,307,135)

Total increase (decrease) in net assets	(41,852,848)	29,186,417

Net Assets
Beginning of period	1,445,035,170	1,415,848,753

End of period	$1,403,182,322	$1,445,035,170

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	2,406,790	$22,225,831	1,374,404	$13,102,944
Reinvestments	16,816,251	142,601,812	0	0
Redemptions	(20,509,271)	(189,958,225)	(19,838,273)	(190,410,079)

Net decrease	(1,286,230)	$(25,130,582)	(18,463,869)	$(177,307,135)

Decrease derived from capital shares transactions		$(25,130,582)		$(177,307,135)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$10.11	$8.77	$10.27		$10.24	$9.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.13	0.10		0.02	(0.04)
Net realized and unrealized gain (loss)	0.87	1.21	(0.69)		0.94	1.12

Total income (loss) from investment operations	0.85	1.34	(0.59)		0.96	1.08

Less Distributions
Distributions from net investment income	(0.53)	0.00	(0.12)		(0.39)	(0.02)
Distributions from net realized capital gains	(0.52)	0.00	(0.79)		(0.54)	0.00
Distributions from return of capital	0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	(1.05)	0.00	(0.91)		(0.93)	(0.02)

Net Asset Value, End of Period	$9.91	$10.11	$8.77		$10.27	$10.24

Total Return (%) (c)	10.14	15.28	(6.43)		10.00	11.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.92	0.92		0.91	0.92
Net ratio of expenses to average net assets (%) (d)(e)	0.90	0.89	0.89		0.88	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.22)	1.40	1.04		0.15	(0.40)
Portfolio turnover rate (%)	147	44	103		81	137
Net assets, end of period (in millions)	$1,403.2	$1,445.0	$1,415.8		$1,671.5	$1,527.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary — Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $341,774,846 in the Subsidiary, representing 24.3% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA” ), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2020.

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$3,067,047	Unrealized depreciation on futures contracts (a) (b)	$675,701
Equity	OTC swap contracts at market value	844,699
	Unrealized appreciation on futures contracts (a) (b)	10,263,497	Unrealized depreciation on futures contracts (a) (b)	1,047,321
Commodity	OTC swap contracts at market value (c)	7,283,775	OTC swap contracts at market value (c)	678,909
	Unrealized appreciation on futures contracts (a) (b)	10,625,429

Total		$32,084,447		$2,401,931

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $36,786.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,123,564	$(56,526)	$(1,067,038)	$—
Cargill, Inc.	4,189,876	—	(3,930,000)	259,876
Goldman Sachs International	2,495,781	—	—	2,495,781
JPMorgan Chase Bank N.A.	319,253	—	—	319,253

	$8,128,474	$(56,526)	$(4,997,038)	$3,074,910

BHFTI-17

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$56,526	$(56,526)	$—	$—
Canadian Imperial Bank of Commerce	19,159	—	(19,159)	—
Macquarie Bank, Ltd.	99,488	—	(99,488)	—
Morgan Stanely Capital Services, LLC	503,736	—	(400,000)	103,736

	$678,909	$(56,526)	$(518,647)	103,736

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the period ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Swap contracts . . . . . . . . . . . . . . . .	$—	$7,249,323	$24,690,447	$31,939,770
Futures contracts . . . . . . . . . . . . . . .	47,518,625	13,637,902	(11,876,401)	49,280,126

	$47,518,625	$20,887,225	$12,814,046	$81,219,896

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Swap contracts . . . . . . . . . . . . . . . .	$—	$844,699	$4,524,152	$5,368,851
Futures contracts . . . . . . . . . . . . . . .	19,303,183	5,395,740	4,404,690	29,103,613

	$19,303,183	$6,240,439	$8,928,842	$34,472,464

For the period ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long . . . . . . . . . . . . .	$1,538,903,395
Swap contracts . . . . . . . . . . . . . . . . . .	269,339,006

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$70,000,000	$113,550,000	$80,204,961	$125,672,075

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$8,505,109	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. $268,391 was waived for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $118,253 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value as of December 31, 2020
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class	$153,071,003	$428,657,963	$(451,723,920)	$130,005,046
STIT-Government & Agency Portfolio, Institutional Class	48,785,757	535,939,147	(531,126,604)	53,598,300
STIT-Treasury Portfolio, Institutional Class	31,754,029	357,292,764	(354,084,402)	34,962,391

	$233,610,789	$1,321,889,874	$(1,336,934,926)	$218,565,737

Security Description			Income earned from affiliates during the period	Number of shares held December 31, 2020
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class			$734,080	130,005,046
STIT-Government & Agency Portfolio, Institutional Class			180,359	53,598,300
STIT-Treasury Portfolio, Institutional Class			110,401	34,962,391

			$1,024,840

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,285,180,184

Gross unrealized appreciation	43,985,630
Gross unrealized depreciation	(2,587,264)

Net unrealized appreciation (depreciation)	$41,398,366

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$99,739,626	$—	$42,862,186	$—	$142,601,812	$—

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$58,412,850	$26,342,392	$41,353,758	$—	$126,109,000

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Balanced-Risk Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-, three- and five year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Invesco Comstock Portfolio returned -0.27% and -0.51%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 2.80%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter of 2020, as the spread of COVID-19 disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. In April, U.S. unemployment numbers continued to climb, and the Gross Domestic Product (“GDP”) declined, as the U.S. moved into a recession. However, during the second and into the third quarter of 2020, U.S. stocks largely shrugged off economic uncertainty, social unrest, and a resurgence in COVID-19 infections to rally from the market bottom. In July, the U.S. Federal Reserve (the “Fed”) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Despite a September selloff, U.S. equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. October saw increased volatility as COVID-19 infection rates rose to record highs in the U.S. and in Europe. Investors also became concerned about delayed results from the U.S. presidential election and the real possibility of a contested election, further delaying a clear winner. U.S. equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the U.S. economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the U.S. and globally, the S&P 500 Index returned 18.40% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark over the reporting period. On the negative side, the stock selection and a material overweight in Energy detracted the most from relative performance for the period as the sector was the worst performing sector within the Russell 1000 Value Index. Oil prices experienced an unprecedented “double black swan event” due to Saudi Arabia and Russia increasing supply to gain market share and global demand shocks from the COVID-19 virus. We continue to focus on healthy balance sheets and debt levels for the Energy holdings.

Within Consumer Discretionary, Carnival was a notable detractor as the cruise industry was hit particularly hard by the COVID-19 outbreak, with cruises from the U.S. canceled through spring of 2021. In early April, we exited the position because we believe cruise demand might be slower to recover than other areas within the sector.

Stock selection in Communication Services also dampened relative performance. The Portfolio did not own Walt Disney, a large content provider and holding within the benchmark, and the stock rose over 25% for the period.

A material overweight to Financials as well as stock selection in the sector hindered relative performance. The precipitous decline in interest rates during the first quarter 2020, from already low levels, weighed heavily on the sector. Although Financials have recovered significantly from their lows earlier in the year, large banks are trading at what we believe are extremely attractive valuations. We have invested in large banks based on sweeping changes such as improved balance sheets, lower leverage, and solid capital positions.

On the positive side, stock selection and an overweight within Information Technology was the largest contributor to relative performance. QUALCOMM and Microsoft were the largest contributors within the sector. Large bellwether software and equipment technology companies benefited from increased demand as most service employees worked from home.

Strong security selection in the Industrials sector was a key contributor to the Portfolio’s relative return. FedEx, a relatively new holding (purchased in the first quarter), was the largest individual contributor. We invested in FedEx based on its ability to charge higher prices amid a reduction in international air capacity, its lower cost structures resulting from a more efficient fleet, and lower operating costs stemming from the integration of TNT Express, all of which we believed might contribute to an eventual recovery in profit margins.

A material underweight to Real Estate also benefited relative performance for the quarter. The Real Estate sector within the Russell 1000 Value Index declined more than 9% for the period.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging. The use of currency forward contracts had a slight positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period. Derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio had a cyclical bias with overweight exposures to Financial, Energy, Information Technology, and Health Care companies. Conversely, the Portfolio was underweight Real Estate, Utilities, Communication Services, Consumer Discretionary, and Consumer Staples.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	-0.27	8.89	9.68
Class B	-0.51	8.62	9.40
Russell 1000 Value Index	2.80	9.73	10.50
Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Citigroup, Inc.	4.1
Bank of America Corp.	3.7
Philip Morris International, Inc.	3.1
Anthem, Inc.	2.5
American International Group, Inc.	2.4
General Motors Co.	2.3
HCA Healthcare, Inc.	2.3
Morgan Stanley	2.3
Caterpillar, Inc.	2.1
QUALCOMM, Inc.	2.0

Top Sectors

% of Net Assets
Financials	24.0
Health Care	15.0
Industrials	13.3
Information Technology	11.6
Energy	9.4
Consumer Staples	6.7
Materials	5.6
Consumer Discretionary	4.7
Communication Services	3.2
Utilities	2.8

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.57%	$1,000.00	$1,249.00	$3.22
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class B (a)	Actual	0.82%	$1,000.00	$1,247.30	$4.63
	Hypothetical*	0.82%	$1,000.00	$1,021.01	$4.17

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Textron, Inc. (a)	789,333	$38,148,464

Air Freight & Logistics—1.7%
FedEx Corp. (a)	152,322	39,545,838

Automobiles—2.3%
General Motors Co.	1,324,753	55,162,715

Banks—13.5%
Bank of America Corp. (a)	2,886,440	87,487,997
Citigroup, Inc.	1,593,485	98,254,285
Citizens Financial Group, Inc.	916,883	32,787,736
Fifth Third Bancorp (a)	994,488	27,418,034
JPMorgan Chase & Co.	298,133	37,883,760
Wells Fargo & Co.	1,286,973	38,840,845

		322,672,657

Building Products—2.6%
Johnson Controls International plc	857,381	39,945,381
Trane Technologies plc	152,796	22,179,867

		62,125,248

Capital Markets—6.4%
Bank of New York Mellon Corp. (The) (a)	967,099	41,043,682
Goldman Sachs Group, Inc. (The)	148,926	39,273,275
Morgan Stanley (a)	787,779	53,986,495
State Street Corp.	270,184	19,663,991

		153,967,443

Chemicals—3.9%
CF Industries Holdings, Inc.	878,205	33,995,316
Corteva, Inc.	957,113	37,059,415
DuPont de Nemours, Inc.	299,759	21,315,862

		92,370,593

Communications Equipment—1.8%
Cisco Systems, Inc.	965,370	43,200,308

Consumer Finance—0.4%
Capital One Financial Corp.	87,476	8,647,003

Containers & Packaging—1.7%
International Paper Co. (a)	819,895	40,765,179

Diversified Telecommunication Services—1.2%
AT&T, Inc. (a)	1,017,815	29,272,359

Electric Utilities—1.6%
Exelon Corp.	893,519	37,724,372

Electrical Equipment—4.0%
Eaton Corp. plc	401,851	48,278,379
Emerson Electric Co.	585,875	47,086,774

		95,365,153

Equity Real Estate Investment Trusts—0.8%
Host Hotels & Resorts, Inc. (a)	1,362,541	19,933,975

Food Products—2.0%
Archer-Daniels-Midland Co.	248,320	12,517,811
Kraft Heinz Co. (The) (a)	544,034	18,856,219
Tyson Foods, Inc. - Class A	268,450	17,298,918

		48,672,948

Health Care Equipment & Supplies—0.8%
Dentsply Sirona Inc. (a)	347,658	18,203,373

Health Care Providers & Services—9.1%
Anthem, Inc.	185,232	59,476,143
CVS Health Corp.	447,594	30,570,670
HCA Healthcare, Inc.	333,716	54,882,933
Henry Schein, Inc. (a) (b)	303,701	20,305,449
McKesson Corp.	192,187	33,425,163
Universal Health Services, Inc. - Class B (a)	134,448	18,486,600

		217,146,958

Hotels, Restaurants & Leisure—0.7%
Las Vegas Sands Corp.	290,803	17,331,859

Independent Power and Renewable Electricity Producers—1.2%
Vistra Corp. (a)	1,470,986	28,919,585

Industrial Conglomerates—1.4%
General Electric Co.	3,080,734	33,271,927

Insurance—3.7%
Allstate Corp. (The) (a)	279,742	30,752,038
American International Group, Inc.	1,502,801	56,896,046

		87,648,084

Internet & Direct Marketing Retail—1.7%
Booking Holdings, Inc. (b)	11,932	26,575,786
eBay, Inc.	275,710	13,854,427

		40,430,213

IT Services—2.0%
Cognizant Technology Solutions Corp. - Class A	588,241	48,206,350

Machinery—2.1%
Caterpillar, Inc.	277,524	50,514,919

Media—1.6%
Comcast Corp. - Class A	727,055	38,097,682

Oil, Gas & Consumable Fuels—9.4%
Canadian Natural Resources, Ltd.	961,335	23,102,551
Chevron Corp.	527,890	44,580,310
ConocoPhillips (a)	380,446	15,214,035
Devon Energy Corp.	1,535,123	24,270,295
Hess Corp.	638,216	33,691,423
Marathon Oil Corp. (a)	3,789,871	25,278,439

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
Parsley Energy, Inc. - Class A (a)	1,360,133	$19,313,889
Pioneer Natural Resources Co. (a)	116,701	13,291,077
Suncor Energy, Inc.	1,603,611	26,908,593

		225,650,612

Pharmaceuticals—5.1%
Bristol-Myers Squibb Co.	576,451	35,757,256
Johnson & Johnson	279,490	43,986,136
Sanofi (ADR)	876,956	42,611,292

		122,354,684

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc. (b)	79,358	11,774,346

Semiconductors & Semiconductor Equipment—5.3%
Intel Corp.	757,785	37,752,849
NXP Semiconductors NV	253,051	40,237,639
QUALCOMM, Inc.	319,509	48,674,001

		126,664,489

Software—2.5%
CDK Global, Inc.	412,567	21,383,347
Microsoft Corp.	176,797	39,323,189

		60,706,536

Tobacco—4.6%
Altria Group, Inc.	889,016	36,449,656
Philip Morris International, Inc.	899,750	74,490,303

		110,939,959

Wireless Telecommunication Services—0.4%
Vodafone Group plc	5,664,232	9,321,253

Total Common Stocks (Cost $1,874,764,128)		2,334,757,084

Short-Term Investment—2.4%

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $55,971,061, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $57,090,564.	55,971,061	55,971,061

Total Short-Term Investments (Cost $55,971,061)		55,971,061

Securities Lending Reinvestments (c)—2.8%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.3%
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (d)	1,000,000	999,822
Bank of Nova Scotia 0.282%, 3M LIBOR + 0.050%, 11/08/21 (d)	2,000,000	2,000,206
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	999,870
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	1,000,000	999,991
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (d)	1,000,000	1,000,020

		5,999,909

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (d)	2,000,000	2,000,034
Versailles Commercial Paper LLC 0.230%, 03/31/21	998,869	999,146

		2,999,180

Repurchase Agreements—2.2%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $10,000,278; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $11,105,487.	10,000,000	10,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $10,801,674; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $11,017,647.	10,801,614	10,801,614
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $13,005,435; collateralized by various Common Stock with an aggregate market value of $14,300,000.	13,000,000	13,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $400,005; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $200,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $204,000.	200,000	200,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,300,048; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,444,499.	1,300,000	$1,300,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $200,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $204,082.	200,000	200,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $4,000,093; collateralized by various Common Stock with an aggregate market value of $4,444,496.	4,000,000	4,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $7,000,156; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $7,765,775.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,442,215.	1,300,000	1,300,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $3,000,060; collateralized by various Common Stock with an aggregate market value of $3,333,899.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,100,046; collateralized by various Common Stock with an aggregate market value of $1,222,430.	1,100,000	1,100,000

		53,301,614

Mutual Funds—0.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $67,301,065)		67,300,703

Total Investments—102.8% (Cost $1,998,036,254)		2,458,028,848
Other assets and liabilities (net)—(2.8)%		(66,555,576)

Net Assets—100.0%		$2,391,473,272

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $66,055,920 and the collateral received consisted of cash in the amount of $67,300,483. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	762,589	BBP	01/07/21	USD	598,954	$154
CAD	647,075	DBAG	01/07/21	USD	507,003	1,355
CAD	732,684	DBAG	01/07/21	USD	567,927	7,687
CAD	765,509	DBAG	01/07/21	USD	601,566	(165)
CAD	770,258	GSI	01/07/21	USD	599,156	5,977
CAD	1,078,177	RBC	01/07/21	USD	849,884	(2,843)
EUR	380,993	DBAG	01/07/21	USD	460,472	4,995
EUR	843,380	DBAG	01/07/21	USD	1,025,001	5,374
EUR	428,930	GSI	01/07/21	USD	521,785	2,248
GBP	231,734	DBAG	01/07/21	USD	313,087	3,817

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	116,288	GSI	01/07/21	USD	155,005	$4,023
GBP	567,553	GSI	01/07/21	USD	766,929	9,218
GBP	713,297	GSI	01/07/21	USD	953,823	21,633
GBP	890,415	GSI	01/07/21	USD	1,195,522	22,149
GBP	1,668,650	GSI	01/07/21	USD	2,231,022	50,911
GBP	515,749	RBC	01/07/21	USD	695,557	9,747

Contracts to Deliver
CAD	31,128,092	CIBC	01/07/21	USD	24,011,569	(443,392)
CAD	2,121,244	DBAG	01/07/21	USD	1,657,091	(9,408)
CAD	1,255,350	DBAG	01/07/21	USD	983,508	(2,725)
CAD	1,300,251	RBC	01/07/21	USD	1,013,968	(7,539)
CAD	841,919	RBC	01/07/21	USD	658,930	(2,501)
EUR	1,000,000	BBP	01/07/21	USD	1,200,056	(21,666)
EUR	15,493,427	CBNA	01/07/21	USD	18,586,203	(342,450)
EUR	1,000,000	DBAG	01/07/21	USD	1,200,021	(21,701)
EUR	412,880	DBAG	01/07/21	USD	505,724	1,300
EUR	1,000,000	RBC	01/07/21	USD	1,199,970	(21,751)
GBP	120,374	BBP	01/07/21	USD	159,221	(5,395)
GBP	7,873,636	DBAG	01/07/21	USD	10,504,294	(263,158)
GBP	199,975	GSI	01/07/21	USD	267,735	(5,737)

Net Unrealized Depreciation						$(999,843)

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$38,148,464	$—	$—	$38,148,464
Air Freight & Logistics	39,545,838	—	—	39,545,838
Automobiles	55,162,715	—	—	55,162,715
Banks	322,672,657	—	—	322,672,657
Building Products	62,125,248	—	—	62,125,248
Capital Markets	153,967,443	—	—	153,967,443
Chemicals	92,370,593	—	—	92,370,593
Communications Equipment	43,200,308	—	—	43,200,308
Consumer Finance	8,647,003	—	—	8,647,003
Containers & Packaging	40,765,179	—	—	40,765,179
Diversified Telecommunication Services	29,272,359	—	—	29,272,359
Electric Utilities	37,724,372	—	—	37,724,372
Electrical Equipment	95,365,153	—	—	95,365,153
Equity Real Estate Investment Trusts	19,933,975	—	—	19,933,975
Food Products	48,672,948	—	—	48,672,948
Health Care Equipment & Supplies	18,203,373	—	—	18,203,373
Health Care Providers & Services	217,146,958	—	—	217,146,958
Hotels, Restaurants & Leisure	17,331,859	—	—	17,331,859
Independent Power and Renewable Electricity Producers	28,919,585	—	—	28,919,585
Industrial Conglomerates	33,271,927	—	—	33,271,927
Insurance	87,648,084	—	—	87,648,084
Internet & Direct Marketing Retail	40,430,213	—	—	40,430,213
IT Services	48,206,350	—	—	48,206,350
Machinery	50,514,919	—	—	50,514,919
Media	38,097,682	—	—	38,097,682
Oil, Gas & Consumable Fuels	225,650,612	—	—	225,650,612
Pharmaceuticals	122,354,684	—	—	122,354,684
Real Estate Management & Development	11,774,346	—	—	11,774,346
Semiconductors & Semiconductor Equipment	126,664,489	—	—	126,664,489
Software	60,706,536	—	—	60,706,536
Tobacco	110,939,959	—	—	110,939,959
Wireless Telecommunication Services	—	9,321,253	—	9,321,253
Total Common Stocks	2,325,435,831	9,321,253	—	2,334,757,084
Total Short-Term Investment*	—	55,971,061	—	55,971,061
Securities Lending Reinvestments
Certificates of Deposit	—	5,999,909	—	5,999,909
Commercial Paper	—	2,999,180	—	2,999,180
Repurchase Agreements	—	53,301,614	—	53,301,614
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	62,300,703	—	67,300,703
Total Investments	$2,330,435,831	$127,593,017	$—	$2,458,028,848

Collateral for Securities Loaned (Liability)	$—	$(67,300,483)	$—	$(67,300,483)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$150,588	$—	$150,588
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,150,431)	—	(1,150,431)
Total Forward Contracts	$—	$(999,843)	$—	$(999,843)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,458,028,848
Cash denominated in foreign currencies (c)	478
Unrealized appreciation on forward foreign currency exchange contracts	150,588
Receivable for:
Fund shares sold	9,493
Dividends	4,341,114
Prepaid expenses	6,366

Total Assets	2,462,536,887
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,150,431
Collateral for securities loaned	67,300,483
Payables for:
Fund shares redeemed	1,024,756
Accrued Expenses:
Management fees	1,090,381
Distribution and service fees	197,406
Deferred trustees’ fees	173,762
Other expenses	126,396

Total Liabilities	71,063,615

Net Assets	$2,391,473,272

Net Assets Consist of:
Paid in surplus	$1,955,817,128
Distributable earnings (Accumulated losses)	435,656,144

Net Assets	$2,391,473,272

Net Assets
Class A	$1,456,124,108
Class B	935,349,164
Capital Shares Outstanding*
Class A	113,387,352
Class B	73,286,072
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.84
Class B	12.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,998,036,254.
(b)	Includes securities loaned at value of $66,055,920.
(c)	Identified cost of cash denominated in foreign currencies was $473.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$61,941,445
Interest	101,001
Securities lending income	279,614

Total investment income	62,322,060
Expenses
Management fees	11,987,168
Administration fees	85,448
Custodian and accounting fees	124,978
Distribution and service fees—Class B	2,036,579
Audit and tax services	44,887
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	84,686
Insurance	15,880
Miscellaneous	21,838

Total expenses	14,501,432
Less management fee waiver	(478,540)
Less broker commission recapture	(5,629)

Net expenses	14,017,263

Net Investment Income	48,304,797

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(64,625,048)
Foreign currency transactions	33,570
Forward foreign currency transactions	(1,742,831)

Net realized loss	(66,334,309)

Net change in unrealized appreciation on:
Investments	36,977,729
Foreign currency transactions	1,928
Forward foreign currency transactions	1,713,914

Net change in unrealized appreciation	38,693,571

Net realized and unrealized loss	(27,640,738)

Net Increase in Net Assets From Operations	$20,664,059

(a)	Net of foreign withholding taxes of $751,639.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$48,304,797	$51,115,304
Net realized gain (loss)	(66,334,309)	136,617,132
Net change in unrealized appreciation	38,693,571	332,910,504

Increase in net assets from operations	20,664,059	520,642,940

From Distributions to Shareholders
Class A	(115,777,540)	(204,567,354)
Class B	(70,994,130)	(131,381,622)

Total distributions	(186,771,670)	(335,948,976)

Increase in net assets from capital share transactions	140,877,098	92,762,944

Total increase (decrease) in net assets	(25,230,513)	277,456,908

Net Assets
Beginning of period	2,416,703,785	2,139,246,877

End of period	$2,391,473,272	$2,416,703,785

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	9,087,404	$94,859,092	206,753	$2,732,759
Reinvestments	11,079,190	115,777,540	16,222,629	204,567,354
Redemptions	(9,665,974)	(114,649,522)	(10,400,453)	(144,160,746)

Net increase	10,500,620	$95,987,110	6,028,929	$63,139,367

Class B
Sales	6,640,891	$69,679,243	1,965,615	$26,597,605
Reinvestments	6,826,358	70,994,130	10,468,655	131,381,622
Redemptions	(8,171,329)	(95,783,385)	(9,308,436)	(128,355,650)

Net increase	5,295,920	$44,889,988	3,125,834	$29,623,577

Increase derived from capital shares transactions		$140,877,098		$92,762,944

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.18	$13.26	$16.38	$14.66	$13.97

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.31	0.29	0.26	0.33
Net realized and unrealized gain (loss)	(0.55)	2.77	(2.05)	2.29	1.85

Total income (loss) from investment operations	(0.28)	3.08	(1.76)	2.55	2.18

Less Distributions
Distributions from net investment income	(0.30)	(0.36)	(0.14)	(0.38)	(0.40)
Distributions from net realized capital gains	(0.76)	(1.80)	(1.22)	(0.45)	(1.09)

Total distributions	(1.06)	(2.16)	(1.36)	(0.83)	(1.49)

Net Asset Value, End of Period	$12.84	$14.18	$13.26	$16.38	$14.66

Total Return (%) (b)	(0.27)	25.26	(11.91)	18.28	17.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.59	0.59	0.58	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.57	0.56	0.56	0.55	0.57
Ratio of net investment income to average net assets (%)	2.41	2.28	1.85	1.73	2.43
Portfolio turnover rate (%)	39	23	19	24	16
Net assets, end of period (in millions)	$1,456.1	$1,458.6	$1,284.2	$1,815.9	$1,401.0

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.09	$13.18	$16.29	$14.58	$13.90

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.28	0.25	0.22	0.29
Net realized and unrealized gain (loss)	(0.55)	2.75	(2.04)	2.29	1.84

Total income (loss) from investment operations	(0.31)	3.03	(1.79)	2.51	2.13

Less Distributions
Distributions from net investment income	(0.26)	(0.32)	(0.10)	(0.35)	(0.36)
Distributions from net realized capital gains	(0.76)	(1.80)	(1.22)	(0.45)	(1.09)

Total distributions	(1.02)	(2.12)	(1.32)	(0.80)	(1.45)

Net Asset Value, End of Period	$12.76	$14.09	$13.18	$16.29	$14.58

Total Return (%) (b)	(0.51)	24.95	(12.15)	18.02	17.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.82	0.81	0.81	0.80	0.82
Ratio of net investment income to average net assets (%)	2.16	2.03	1.61	1.48	2.18
Portfolio turnover rate (%)	39	23	19	24	16
Net assets, end of period (in millions)	$935.3	$958.1	$855.1	$1,112.2	$1,076.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020, 2019, 2018 and 2017, respectively (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $55,971,061. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $53,301,614. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$150,588	Unrealized depreciation on forward foreign currency exchange contracts	$1,150,431

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$154	$(154)	$—	$—
Deutsche Bank AG	24,528	(24,528)	—	—
Goldman Sachs International	116,159	(5,737)	—	110,422
Royal Bank of Canada	9,747	(9,747)	—	—

	$150,588	$(40,166)	$—	$110,422

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$27,061	$(154)	$—	$26,907
Canadian Imperial Bank of Commerce	443,392	—	—	443,392
Citibank N.A.	342,450	—	—	342,450
Deutsche Bank AG	297,157	(24,528)	—	272,629
Goldman Sachs International	5,737	(5,737)	—	—
Royal Bank of Canada	34,634	(9,747)	—	24,887

	$1,150,431	$(40,166)	$—	$1,110,265

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(1,742,831)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$1,713,914

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$94,631,737

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$815,088,503	$0	$777,702,336

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$11,987,168	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $310,343 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $168,197 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2020, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$10,024

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,015,929,894

Gross unrealized appreciation	521,343,369
Gross unrealized depreciation	(79,244,413)

Net unrealized appreciation (depreciation)	$442,098,956

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$50,764,643	$63,978,549	$136,007,027	$271,970,427	$186,771,670	$335,948,976

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$47,928,152	$—	$441,118,383	$(53,216,629)	$435,829,906

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $5,792,109 and accumulated long-term capital losses of $47,424,520.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-21

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Comstock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-26

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Invesco Global Equity Portfolio returned 27.92%, 27.58%, and 27.69%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 16.25%.

MARKET ENVIRONMENT / CONDITIONS

Equities ended 2020 by posting a surprisingly good year given the many headwinds presented by COVID-19, its economic impact, and the overhang that U.S. politics provided. It was a year, however, where a continuation of ongoing monetary stimulus and sizable fiscal stimulus averted the worst of possibilities. As the year progressed, it also became increasingly clear that there would be one or more effective COVID-19 vaccines that suggested that 2021 would likely unfold much differently than 2020.

Markets reacted as they typically do in a recessionary environment. After a steep decline, they began to rise following increased stimulus. Despite the unusual circumstances of this recession, the only real difference between this one and a “normal” one, in our view, has been the condensed time frame. All of the events which, in this case, happened in weeks, might normally take several quarters to play out. Equities often post high returns near the bottom of a recession when there are few signs of recovery other than policy responses.

The year closed with an upswing in cyclical stocks led by strong returns in Financials, Energy, and Materials.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed in nine of the eleven sectors of the benchmark Index in 2020, led by our holdings in the Communication Services, Consumer Discretionary, Energy, Information Technology, and Consumer Staples sectors.

Positions such as JD.com, Alphabet, PayPal Holdings, Adobe, and Facebook each contributed in excess of 200 basis points of relative performance over the course of 2020. Each is, in our view, deeply advantaged competitively, are involved in structurally expanding industries, and have been held in the Portfolio for years.

The Portfolio did not own positions in Energy, Materials, or Utilities during the year. This was beneficial for the Portfolio’s relative performance in Energy and Utilities. However, this was a detractor for the Portfolio within the Materials sector. Within Materials, the packaging companies did very well in tandem with e-commerce. Miners also had a strong recovery from the spring lows, which we believe was due in part to an anticipated economic recovery in 2021. Housing demand in the U.S. has been on an upswing, where demographic trends and a flight to the suburbs converged.

The three major positive equity contributors to absolute performance in 2020, in order of significance, were JD.com, PayPal Holdings, and Adobe.

JD.com is a Chinese e-commerce company. It is a distant number two in that market behind Alibaba. The company operates somewhat differently than most other e-commerce companies, in that it does all of its own deliveries, with its own drivers, and with its own trucks. During the pandemic that largely shut down China, JD.com’s ability to deliver proved vital. Its relevance in that market may be forever changed.

PayPal Holdings holds a dominant position globally in the digital payments ecosystem. The future is rapidly upon us and we believe that they are in the right place, with cash often viewed as bulky and subject to theft.

Adobe has made a near full transition to a subscription economic model. While this does not make it immune to cyclicality, we expect that it will temper it. The highest quality companies, like Adobe, rebounded quickly from the bottom. They hold massive dominance in the digital creative suite globally. There is no sign that their position is in any way threatened.

The three largest negative contributors to absolute performance in the 2020 were Airbus SE, Citigroup, and Allianz SE.

Airbus has been a casualty of COVID-19. Travel, a massive global industry, is unlikely to return with gusto until there is widespread vaccine availability or antibodies in use. The next year or two could be difficult but we believe that is reflected in the price. We continued to hold the stock.

Citigroup is a money center bank largely making loans to, and providing adjacent services to, corporate clients. The strengths of the company, however, can’t change the difficult economic environment. We believe low interest rates are likely with us for an extended period, perhaps years, which dampens margins. In addition, given the severity of the downturn, there are fears about problems with the existing loan book. Given this, we chose to sell this stock during the period.

Allianz is a Property and Casualty insurer that the Portfolio has owned for years. The interest rate environment, however, made continuing to hold it an unappealing prospect in our view and we eliminated it from the Portfolio.

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and advantaged position. We seek to buy these at prices that do not fully reflect their future value, typically because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can progress for decades. We think and invest with a long-term focus.

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the reporting period, the Portfolio was overweight the Information Technology, Communication Services, Industrials, and Consumer Discretionary sectors. The Portfolio was underweight the Financials, Consumer Staples, Materials, Energy, Utilities, Health Care, and Real Estate sectors. Over the course of the period, there were no wholesale shifts in our sector allocations. Our overweight allocation to Information Technology and our underweight allocation to Financials increased the most. Regarding individual names, Alphabet, LVMH, Adobe, Facebook, Intuit, and S&P Global have remained in the top 10 over the period.

John Delano

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 27 emerging market countries. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	27.92	15.13	11.83
Class B	27.58	14.84	11.55
Class E	27.69	14.96	11.66
MSCI ACWI (All Country World Index)	16.25	12.25	9.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	8.5
LVMH Moet Hennessy Louis Vuitton SE	5.1
Adobe, Inc.	4.5
Facebook, Inc. - Class A	4.4
JD.com, Inc.(ADR)	4.3
Intuit, Inc.	4.1
S&P Global, Inc.	3.9
Nidec Corp.	3.8
Murata Manufacturing Co., Ltd.	3.1
PayPal Holdings, Inc.	3.0

Top Countries

% of Net Assets
United States	52.9
Japan	16.6
France	10.7
China	4.3
India	3.1
Sweden	2.8
United Kingdom	2.7
Germany	2.5
Spain	1.2
Brazil	1.1

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.58%	$1,000.00	$1,302.30	$3.36
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B (a)	Actual	0.83%	$1,000.00	$1,300.80	$4.80
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class E (a)	Actual	0.73%	$1,000.00	$1,301.20	$4.22
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Brazil—1.1%
StoneCo, Ltd. - Class A (a)	200,028	$16,786,350

China—4.3%
JD.com, Inc. (ADR) (a)	719,446	63,239,303

Denmark—0.1%
Ascendis Pharma A/S (ADR) (a)	6,061	1,010,854

France—10.7%
Airbus SE (a)	365,368	40,135,462
Dassault Systemes SE	20,823	4,230,051
Kering S.A.	53,548	38,929,271
LVMH Moet Hennessy Louis Vuitton SE	121,451	75,886,314

		159,181,098

Germany—2.5%
SAP SE	280,805	36,900,173

India—3.1%
DLF, Ltd.	8,215,057	26,181,289
ICICI Bank, Ltd. (ADR) (a) (b)	1,390,034	20,655,905

		46,837,194

Italy—0.3%
Brunello Cucinelli S.p.A. (a) (b)	90,272	3,919,198

Japan—16.6%
Capcom Co., Ltd.	333,600	21,689,247
FANUC Corp.	69,900	17,210,592
Keyence Corp.	76,600	43,109,122
Minebea Mitsumi, Inc.	12,600	250,679
Murata Manufacturing Co., Ltd.	505,600	45,534,912
Nidec Corp.	446,000	56,193,743
Omron Corp.	262,300	23,409,580
Takeda Pharmaceutical Co., Ltd.	306,181	11,099,567
TDK Corp.	185,400	27,963,665

		246,461,107

Netherlands—0.8%
ASML Holding NV	14,839	7,171,124
uniQure NV (a)	120,489	4,353,268

		11,524,392

Spain—1.2%
Industria de Diseno Textil S.A	563,128	17,931,079

Sweden—2.8%
Assa Abloy AB - Class B	747,482	18,385,389
Atlas Copco AB - A Shares	466,936	23,879,458

		42,264,847

Switzerland—0.4%
Zur Rose Group AG (a)	20,181	6,446,857

United Kingdom—2.7%
Farfetch, Ltd. - Class A (a)	365,109	23,297,605
Prudential plc	902,174	16,652,541

		39,950,146

United States—52.9%
Adobe, Inc. (a)	135,064	67,548,208
Agilent Technologies, Inc. (b)	216,795	25,688,040
Alphabet, Inc. - Class A (a)	71,812	125,860,584
Amazon.com, Inc. (a)	6,222	20,264,618
Analog Devices, Inc.	20,136	2,974,691
Anthem, Inc.	17,241	5,535,913
Avantor, Inc. (a)	685,912	19,308,423
Blueprint Medicines Corp. (a) (b)	77,767	8,721,569
Boston Scientific Corp. (a)	195,638	7,033,186
Castle Biosciences, Inc. (a) (b)	47,710	3,203,727
Centene Corp. (a)	82,553	4,955,657
Charles River Laboratories International, Inc. (a)	8,525	2,130,057
Colgate-Palmolive Co.	85,467	7,308,283
Dun & Bradstreet Holdings, Inc. (a)(b)	82,009	2,042,024
Electronic Arts, Inc.	92,179	13,236,904
Equifax, Inc.	122,355	23,594,938
Facebook, Inc. - Class A (a)	239,407	65,396,416
Fidelity National Information Services, Inc.	120,451	17,038,998
Illumina, Inc. (a)	26,116	9,662,920
Intuit, Inc.	161,711	61,425,923
Ionis Pharmaceuticals, Inc. (a) (b)	144,837	8,189,084
IQVIA Holdings, Inc. (a)	30,230	5,416,309
MacroGenics, Inc. (a) (b)	191,973	4,388,503
Maxim Integrated Products, Inc.	454,474	40,289,120
Microsoft Corp.	66,784	14,854,097
Nuance Communications, Inc. (a) (b)	104,905	4,625,261
PayPal Holdings, Inc. (a)	187,232	43,849,734
Pegasystems, Inc. (b)	68,985	9,192,941
Phathom Pharmaceuticals, Inc. (a) (b)	131,175	4,357,634
S&P Global, Inc.	177,440	58,329,851
Sage Therapeutics, Inc. (a) (b)	52,637	4,553,627
Sarepta Therapeutics, Inc. (a) (b)	61,125	10,421,201
Twist Bioscience Corp. (a) (b)	6,791	959,500
United Parcel Service, Inc. - Class B	147,496	24,838,326
Veracyte, Inc. (a) (b)	173,655	8,498,676
Visa, Inc. - A Shares	71,831	15,711,595
Walt Disney Co. (The) (a)	169,012	30,621,594
Zimmer Biomet Holdings, Inc.	29,150	4,491,724

		786,519,856

Total Common Stocks (Cost $690,737,587)		1,478,972,454

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investment—0.6%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $8,361,801; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $8,529,100.	8,361,801	$8,361,801

Total Short-Term Investments (Cost $8,361,801)		8,361,801

Securities Lending Reinvestments (c)—3.2%

Certificates of Deposit—0.2%
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	999,870
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	1,996,988	1,998,000

		2,997,870

Commercial Paper—0.1%
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	2,000,000	2,000,386

Repurchase Agreements—2.7%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,000,111; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,442,195.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $4,579,247; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $4,670,806.	4,579,221	4,579,221
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $3,001,254; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,000,013; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $600,013; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $612,000.	600,000	600,000

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $500,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $510,206.	500,000	500,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $10,300,241; collateralized by various Common Stock with an aggregate market value of $11,444,577.	10,300,000	10,300,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,000,044; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,218,792.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,800,086; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,996,914.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,800,142; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,105,822.	2,800,000	2,800,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $7,000,140; collateralized by various Common Stock with an aggregate market value of $7,779,099.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $2,000,084; collateralized by various Common Stock with an aggregate market value of $2,222,600.	2,000,000	2,000,000

		39,579,221

Mutual Funds—0.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	3,000,000	3,000,000

Total Securities Lending Reinvestments (Cost $47,577,074)		47,577,477

Total Investments—103.3% (Cost $746,676,462)		1,534,911,732
Other assets and liabilities (net)—(3.3)%		(49,399,507)

Net Assets—100.0%		$1,485,512,225

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $46,133,969 and the collateral received consisted of cash in the amount of $47,576,209 and non-cash collateral with a value of $66,935. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Software	13.4
Interactive Media & Services	12.9
Electronic Equipment, Instruments & Components	9.4
Textiles, Apparel & Luxury Goods	8.0
Internet & Direct Marketing Retail	7.2
IT Services	6.3
Entertainment	4.4
Life Sciences Tools & Services	4.2
Capital Markets	3.9
Electrical Equipment	3.8

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$16,786,350	$—	$—	$16,786,350
China	63,239,303	—	—	63,239,303
Denmark	1,010,854	—	—	1,010,854
France	—	159,181,098	—	159,181,098
Germany	—	36,900,173	—	36,900,173
India	20,655,905	26,181,289	—	46,837,194
Italy	—	3,919,198	—	3,919,198
Japan	—	246,461,107	—	246,461,107
Netherlands	4,353,268	7,171,124	—	11,524,392
Spain	—	17,931,079	—	17,931,079
Sweden	—	42,264,847	—	42,264,847
Switzerland	—	6,446,857	—	6,446,857
United Kingdom	23,297,605	16,652,541	—	39,950,146
United States	786,519,856	—	—	786,519,856
Total Common Stocks	915,863,141	563,109,313	—	1,478,972,454
Total Short-Term Investment*	—	8,361,801	—	8,361,801
Securities Lending Reinvestments
Certificates of Deposit	—	2,997,870	—	2,997,870
Commercial Paper	—	2,000,386	—	2,000,386
Repurchase Agreements	—	39,579,221	—	39,579,221
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	44,577,477	—	47,577,477
Total Investments	$918,863,141	$616,048,591	$—	$1,534,911,732

Collateral for Securities Loaned (Liability)	$—	$(47,576,209)	$—	$(47,576,209)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,534,911,732
Receivable for:
Investments sold	1,415,701
Fund shares sold	73,359
Dividends	805,458
Prepaid expenses	4,137

Total Assets	1,537,210,387
Liabilities
Collateral for securities loaned	47,576,209
Payables for:
Fund shares redeemed	2,768,605
Foreign taxes	251,709
Accrued Expenses:
Management fees	668,291
Distribution and service fees	84,647
Deferred trustees’ fees	190,433
Other expenses	158,268

Total Liabilities	51,698,162

Net Assets	$1,485,512,225

Net Assets Consist of:
Paid in surplus	$635,867,431
Distributable earnings (Accumulated losses) (c)	849,644,794

Net Assets	$1,485,512,225

Net Assets
Class A	$1,071,368,043
Class B	392,072,651
Class E	22,071,531
Capital Shares Outstanding*
Class A	36,420,170
Class B	13,413,258
Class E	753,506
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$29.42
Class B	29.23
Class E	29.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $746,676,462.
(b)	Includes securities loaned at value of $46,133,969.
(c)	Includes foreign capital gains tax of $251,709.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$9,690,819
Interest	11,570
Securities lending income	129,440

Total investment income	9,831,829
Expenses
Management fees	8,558,123
Administration fees	59,685
Custodian and accounting fees	179,366
Distribution and service fees—Class B	854,709
Distribution and service fees—Class E	28,970
Audit and tax services	55,340
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	93,091
Insurance	9,245
Miscellaneous	20,259

Total expenses	9,958,756
Less management fee waiver	(1,555,863)

Net expenses	8,402,893

Net Investment Income	1,428,936

Net Realized and Unrealized Gain
Net realized gain on :
Investments	62,278,756
Foreign currency transactions	1,803

Net realized gain	62,280,559

Net change in unrealized appreciation on:
Investments (b)	271,578,456
Foreign currency transactions	53,548

Net change in unrealized appreciation	271,632,004

Net realized and unrealized gain	333,912,563

Net Increase in Net Assets From Operations	$335,341,499

(a)	Net of foreign withholding taxes of $888,770.
(b)	Includes change in foreign capital gains tax of $(4,240).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,428,936	$10,999,718
Net realized gain	62,280,559	4,414,225
Net change in unrealized appreciation	271,632,004	340,697,631

Increase in net assets from operations	335,341,499	356,111,574

From Distributions to Shareholders
Class A	(10,857,755)	(126,014,794)
Class B	(3,136,422)	(47,471,485)
Class E	(193,069)	(2,771,410)

Total distributions	(14,187,246)	(176,257,689)

Increase (decrease) in net assets from capital share transactions	(189,816,415)	2,536,483

Total increase in net assets	131,337,838	182,390,368

Net Assets
Beginning of period	1,354,174,387	1,171,784,019

End of period	$1,485,512,225	$1,354,174,387

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	600,341	$13,082,260	$437,713	$9,739,122
Reinvestments	490,635	10,857,755	6,120,194	126,014,794
Redemptions	(6,347,415)	(154,461,981)	(5,678,788)	(128,465,281)

Net increase (decrease)	(5,256,439)	$(130,521,966)	879,119	$7,288,635

Class B
Sales	672,658	$14,712,414	664,839	$14,734,776
Reinvestments	142,435	3,136,422	2,317,944	47,471,485
Redemptions	(3,101,247)	(73,730,074)	(2,998,482)	(66,919,404)

Net decrease	(2,286,154)	$(55,881,238)	(15,699)	$(4,713,143)

Class E
Sales	64,533	$1,494,959	54,709	$1,221,283
Reinvestments	8,756	193,069	135,125	2,771,410
Redemptions	(219,498)	(5,101,239)	(180,675)	(4,031,702)

Net increase (decrease)	(146,209)	$(3,413,211)	9,159	$(39,009)

Increase (decrease) derived from capital shares transactions		$(189,816,415)		$2,536,483

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.28	$20.45	$26.14	$19.28	$20.49

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.20	0.28	0.21	0.23 (b)
Net realized and unrealized gain (loss)	6.37	5.90	(3.18)	6.91	(0.24)

Total income (loss) from investment operations	6.41	6.10	(2.90)	7.12	(0.01)

Less Distributions
Distributions from net investment income	(0.21)	(0.26)	(0.33)	(0.26)	(0.23)
Distributions from net realized capital gains	(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(0.27)	(3.27)	(2.79)	(0.26)	(1.20)

Net Asset Value, End of Period	$29.42	$23.28	$20.45	$26.14	$19.28

Total Return (%) (c)	27.92	31.91	(12.96)	37.12	0.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70	0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (d)(e)	0.58	0.59	0.61	0.60	0.63
Ratio of net investment income to average net assets (%)	0.18	0.91	1.12	0.90	1.23 (b)
Portfolio turnover rate (%)	9	8	17	9	19
Net assets, end of period (in millions)	$1,071.4	$970.2	$834.2	$1,052.8	$925.5

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.13	$20.33	$25.99	$19.18	$20.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.15	0.22	0.15	0.19 (b)
Net realized and unrealized gain (loss)	6.33	5.85	(3.16)	6.86	(0.24)

Total income (loss) from investment operations	6.31	6.00	(2.94)	7.01	(0.05)

Less Distributions
Distributions from net investment income	(0.15)	(0.19)	(0.26)	(0.20)	(0.18)
Distributions from net realized capital gains	(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(0.21)	(3.20)	(2.72)	(0.20)	(1.15)

Net Asset Value, End of Period	$29.23	$23.13	$20.33	$25.99	$19.18

Total Return (%) (c)	27.58	31.57	(13.14)	36.73	0.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.95	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (d)(e)	0.83	0.84	0.86	0.85	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.07)	0.67	0.87	0.65	1.01 (b)
Portfolio turnover rate (%)	9	8	17	9	19
Net assets, end of period (in millions)	$392.1	$363.1	$319.4	$407.1	$354.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.18	$20.37	$26.04	$19.21	$20.41

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.17	0.24	0.17	0.21 (b)
Net realized and unrealized gain (loss)	6.34	5.87	(3.17)	6.89	(0.24)

Total income (loss) from investment operations	6.35	6.04	(2.93)	7.06	(0.03)

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	(0.28)	(0.23)	(0.20)
Distributions from net realized capital gains	(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(0.24)	(3.23)	(2.74)	(0.23)	(1.17)

Net Asset Value, End of Period	$29.29	$23.18	$20.37	$26.04	$19.21

Total Return (%) (c)	27.69	31.71	(13.07)	36.90	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.86	0.86	0.86
Net ratio of expenses to average net assets (%) (d)(e)	0.73	0.74	0.76	0.75	0.78
Ratio of net investment income to average net assets (%)	0.03	0.77	0.97	0.75	1.12 (b)
Portfolio turnover rate (%)	9	8	17	9	19
Net assets, end of period (in millions)	$22.1	$20.9	$18.1	$24.2	$20.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020 and 2019 (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $8,361,801. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,579,221. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$115,434,809	$0	$307,578,119

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Feesearned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$8,558,123	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.100%	$100 million to $250 million
0.090%	$250 million to $350 million
0.110%	$350 million to $500 million
0.100%	$500 million to $600 million
0.110%	$600 million to $750 million
0.100%	$750 million to $800 million
0.130%	Over $800 million

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $1,467,624 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $88,239 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$747,677,316

Gross unrealized appreciation	788,059,874
Gross unrealized depreciation	(1,077,167)

Net unrealized appreciation (depreciation)	$786,982,707

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$10,944,635	$14,732,606	$3,242,611	$161,525,083	$14,187,246	$176,257,689

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$1,294,857	$61,493,269	$787,047,101	$—	$849,835,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Global Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Global Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Global Equity Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-23

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-24

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-year and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 57.24%, 56.76%, and 57.08%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 34.63%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter of 2020, as the spread of COVID-19 disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the U.S. Federal Reserve (the “Fed”) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.

In April, U.S. unemployment numbers continued to climb and the initial gross domestic product (“GDP”) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis. However, during the second and into the third quarter of 2020, U.S. stocks largely shrugged off economic uncertainty, social unrest, and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many U.S. regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, U.S. equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than many anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the U.S. and in Europe. Investors also became concerned about delayed results from the U.S. presidential election and the real possibility of a contested election, further delaying a clear winner.

U.S. equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like Energy and Financials lead the way, while Real Estate and Consumer Staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the U.S. economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the U.S. and globally, the S&P 500 Index returned 18.4% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve months ending December 31, 2020, the Portfolio delivered a double-digit positive return and outperformed the Russell 2000 Growth Index. Relative outperformance can mostly be attributed to positive stock selection across nearly all sectors including Health Care, Information Technology (“IT”), Consumer Discretionary, Consumer Staples, Real Estate, Communication Services, and Financials. The investment team’s allocation relative to the benchmark in the IT, Consumer Discretionary, Consumer Staples, Real Estate, Communication Services, Financials, Utilities, Industrials, and Materials sectors also contributed to relative outperformance during the period. Conversely, the Portfolio’s ancillary cash position was the leading detractor from relative performance in a market where equities were generally positive. Energy sector stock selection and it’s underweight relative to the benchmark was also a headwind during the period.

The leading contributor to performance on a relative basis was Enphase Energy. The position was established at the beginning of the reporting period because the clean energy company was at the epicenter of two significant trends. First, with its new Ensemble energy management platform, Enphase was positioned to benefit from an increased emphasis on energy efficiency and the global decarbonization trend. Secondly, we anticipated a significant opportunity for multiple expansion from a growing investor appetite for E.S.G. (Environmental Social and Governance, refers to three factors when measuring the sustainability and ethical impact of a business) investments.

Another leading driver of positive relative performance was Dexcom. The diabetes Continuous Glucose Monitoring system manufacturer reported solid results with record new patients added and virtually no disruption tied to COVID-19. Dexcom’s products have long been viewed to be the most technologically advanced for tackling the Type 1 diabetes market and increasingly Type 2 intensively managed patients.

Repligen develops and produces the materials used in the manufacture of biological drugs and was among the top relative contributors during the period. The Massachusetts based company reported

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

strong revenue and margin results throughout the year as a result of COVID-19 tailwinds coupled with the growth in Cell and Gene Therapy for many of the biologics-based end markets Repligen supplies.

Another top contributor during the period was iRhythm Technologies, which is a digital health care company that has developed wearable biosensing technology to help physicians diagnose arrythmias more efficiently. Medical reimbursement codes for this device were recently revised, which helped to increase adoption by doctors.

The leading relative detractor during the period was Brink’s. The security company was initially added to the Portfolio a few years ago after a new CEO was hired to improve profitability. Following his successfully executed plan to improve margins and the implementation of an acquisition strategy to expand into various markets globally, we decided to exit the position during the second quarter and reallocated to other areas offering better growth opportunities.

Parsley Energy is a Permian-focused oil and natural gas company. The Energy company declined with oil & gas prices early in the year, and despite rebounding during the second quarter, was still among the notable detractors during the year. We exited our position as, in our view, the oil markets were likely to take longer than other areas of the economy to navigate the COVID driven lock-down.

Machine industrial company, Crane Co. was initially added to the Portfolio as a high-quality, less cyclical name late in 2019. The machine industrial company serves three segments including fluid handling for industrial valves, aerospace & defense with Boeing and Airbus as the main customers and a payment segment. As the pandemic began to spread globally each of these segments came under pressure. Due to the uncertainty around when these segments would recover, we exited our position early in 2020.

All positioning changes were based on bottom-up stock selection while disciplined Portfolio construction acted as a risk control and ensured alignment with small-cap market sector exposure with modest over- and under-weights. At the margin, we have shifted out of more defensive stocks and into stocks that we believe have more upside potential in a post-COVID economic and market recovery. The Portfolio continued to have higher quality and larger market cap biases relative to the Russell 2000 Growth Index.

At period end, structural underweights included real estate investment trusts (“REITs”), and pharma/biotech. To manage risk of binary events, companies with either Phase III clinical data showing proven efficacy, or an existing revenue stream are preferred.

Relative to the Russell 2000 Growth, the Portfolio’s largest overweights were in semiconductors & semiconductor equipment, software & services, capital goods, retailing, and consumer services industry groups. The largest underweights were in the consumer durables & apparel, pharmaceuticals, biotechnology & life sciences, REITs, utilities, and health care equipment & services industry groups.

Juan Hartsfield

Clay Manley

Justin Sander

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	57.24	20.20	16.02
Class B	56.76	19.89	15.72
Class E	57.08	20.02	15.85
Russell 2000 Growth Index	34.63	16.36	13.48

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Repligen Corp.	1.8
Twist Bioscience Corp.	1.7
CareDx, Inc.	1.6
Q2 Holdings, Inc.	1.6
Plug Power, Inc.	1.4
Caesars Entertainment, Inc.	1.4
Natera, Inc.	1.4
Blackline, Inc.	1.4
Lattice Semiconductor Corp.	1.3
Bio-Techne Corp.	1.3

Top Sectors

% of Net Assets
Health Care	31.0
Information Technology	28.0
Industrials	17.0
Consumer Discretionary	13.6
Financials	4.1
Consumer Staples	1.6
Materials	1.5
Real Estate	1.2
Communication Services	0.8

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.79%	$1,000.00	$1,493.80	$4.95
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class B (a)	Actual	1.04%	$1,000.00	$1,492.20	$6.52
	Hypothetical*	1.04%	$1,000.00	$1,019.91	$5.28

Class E (a)	Actual	0.94%	$1,000.00	$1,493.50	$5.89
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Aerojet Rocketdyne Holdings, Inc. (a)	17,519	$925,879
Mercury Systems, Inc. (a)	74,371	6,549,110

		7,474,989

Auto Components—1.5%
Fox Factory Holding Corp. (a) (b)	91,632	9,686,419
Visteon Corp. (a)	79,292	9,952,732

		19,639,151

Banks—1.0%
SVB Financial Group (a)	35,452	13,749,349

Beverages — 0.9%
Boston Beer Co., Inc. (The) - Class A (a)	11,589	11,522,827

Biotechnology—11.2%
Abcam plc	392,943	8,328,548
CareDx, Inc. (a)	284,754	20,630,427
ChemoCentryx, Inc. (a)	100,952	6,250,948
Halozyme Therapeutics, Inc. (a)	354,296	15,131,982
Heron Therapeutics, Inc. (a) (b)	252,377	5,341,559
Immunovant, Inc. (a)	133,081	6,147,012
Intellia Therapeutics, Inc. (a) (b)	158,883	8,643,235
Iovance Biotherapeutics, Inc. (a) (b)	145,165	6,735,656
Kodiak Sciences, Inc. (a)	57,936	8,511,378
Mirati Therapeutics, Inc. (a)	32,892	7,224,399
Natera, Inc. (a)	186,485	18,558,987
Sage Therapeutics, Inc. (a)	91,830	7,944,213
Translate Bio, Inc. (a) (b)	285,416	5,260,217
Twist Bioscience Corp. (a)	163,937	23,162,659

		147,871,220

Building Products—2.4%
Builders FirstSource, Inc. (a)	396,818	16,194,143
Simpson Manufacturing Co., Inc.	73,975	6,912,964
Trex Co., Inc. (a) (b)	110,534	9,253,906

		32,361,013

Capital Markets—1.7%
LPL Financial Holdings, Inc.	118,106	12,309,007
Morningstar, Inc.	44,782	10,370,168

		22,679,175

Chemicals—1.5%
Axalta Coating Systems, Ltd. (a)	286,478	8,178,947
Element Solutions, Inc.	631,949	11,204,456

		19,383,403

Commercial Services & Supplies—1.4%
Clean Harbors, Inc. (a)	123,222	9,377,194
IAA, Inc. (a)	142,240	9,242,755

		18,619,949

Construction & Engineering—0.7%
AECOM (a)	183,412	9,130,249

Consumer Finance—0.5%
LendingTree, Inc. (a)	26,278	7,194,654

Distributors—0.7%
Pool Corp.	25,100	9,349,750

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	61,497	10,638,366

Diversified Telecommunication Services—0.9%
Iridium Communications, Inc. (a) (b)	285,966	11,245,613

Electrical Equipment—3.4%
Array Technologies, Inc. (a)	186,812	8,059,070
Generac Holdings, Inc. (a)	41,292	9,390,214
Plug Power, Inc. (a) (b)	559,077	18,958,301
Vicor Corp. (a)	90,974	8,389,622

		44,797,207

Electronic Equipment, Instruments & Components—3.8%
Fabrinet (a)	102,323	7,939,241
II-VI, Inc. (a) (b)	150,820	11,456,287
IPG Photonics Corp. (a)	42,710	9,558,071
Littelfuse, Inc.	42,886	10,921,349
Trimble, Inc. (a)	155,001	10,349,417

		50,224,365

Equity Real Estate Investment Trusts—1.2%
EastGroup Properties, Inc.	54,376	7,507,150
Ryman Hospitality Properties, Inc.	124,143	8,411,930

		15,919,080

Food & Staples Retailing—0.7%
Performance Food Group Co. (a)	201,703	9,603,080

Health Care Equipment & Supplies—8.0%
AtriCure, Inc. (a)	183,239	10,200,915
CONMED Corp. (b)	84,366	9,448,992
CryoPort, Inc. (a) (b)	209,523	9,193,869
Inari Medical, Inc. (a)	135,562	11,833,207
Insulet Corp. (a)	38,982	9,964,969
iRhythm Technologies, Inc. (a) (b)	64,875	15,388,999
Masimo Corp. (a)	43,766	11,745,919
Mesa Laboratories, Inc. (b)	27,964	8,015,601
Nevro Corp. (a)	63,978	11,074,592
Tandem Diabetes Care, Inc. (a) (b)	99,540	9,523,987

		106,391,050

Health Care Providers & Services—1.4%
Chemed Corp.	14,879	7,924,704
LHC Group, Inc. (a)	51,019	10,883,373

		18,808,077

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.9%
Schrodinger, Inc. (a)	144,226	$11,419,815

Hotels, Restaurants & Leisure—5.4%
Caesars Entertainment, Inc. (a)	251,182	18,655,287
Marriott Vacations Worldwide Corp.	75,809	10,402,511
Penn National Gaming, Inc. (a)	168,935	14,590,916
Planet Fitness, Inc. - Class A (a)	101,635	7,889,925
Texas Roadhouse, Inc.	135,503	10,590,915
Wingstop, Inc.	71,899	9,530,212

		71,659,766

Household Durables—0.7%
Installed Building Products, Inc. (a) (b)	93,693	9,550,128

Insurance—0.8%
eHealth, Inc. (a)	85,604	6,044,498
Goosehead Insurance, Inc. - Class A (b)	32,622	4,069,921

		10,114,419

Internet & Direct Marketing Retail—0.8%
Etsy, Inc. (a)	59,494	10,584,578

IT Services—0.9%
BigCommerce Holdings, Inc. (a) (b)	90,883	5,830,144
Black Knight, Inc. (a)	75,357	6,657,791

		12,487,935

Life Sciences Tools & Services—8.7%
Adaptive Biotechnologies Corp. (a) (b)	145,029	8,575,565
Avantor, Inc. (a)	483,551	13,611,960
Bio-Techne Corp.	53,574	17,012,424
Bruker Corp.	139,447	7,548,266
Maravai LifeSciences Holdings, Inc. - Class A (a)	357,254	10,020,975
NeoGenomics, Inc. (a) (b)	250,439	13,483,636
PRA Health Sciences, Inc. (a)	73,483	9,217,707
Repligen Corp. (a)	125,253	24,002,232
Syneos Health, Inc. (a) (b)	180,798	12,317,768

		115,790,533

Machinery—4.4%
Evoqua Water Technologies Corp. (a)	355,855	9,600,968
Kennametal, Inc.	147,378	5,340,979
Kornit Digital, Ltd. (a)	133,145	11,867,214
Nordson Corp.	40,979	8,234,730
Timken Co. (The)	129,009	9,980,136
Welbilt, Inc. (a)	1,004,263	13,256,271

		58,280,298

Multiline Retail—0.5%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	83,895	6,860,094

Pharmaceuticals—0.8%
Catalent, Inc. (a)	104,782	10,904,663

Professional Services—1.3%
ASGN, Inc. (a)	104,233	8,706,583
Clarivate plc (a)	275,582	8,187,541

		16,894,124

Road & Rail—2.0%
Knight-Swift Transportation Holdings, Inc.	106,057	4,435,304
Lyft, Inc. - Class A (a)	231,444	11,370,844
Saia, Inc. (a)	59,210	10,705,168

		26,511,316

Semiconductors & Semiconductor Equipment—8.0%
Cree, Inc. (a) (b)	115,199	12,199,574
Enphase Energy, Inc. (a)	77,023	13,515,226
Lattice Semiconductor Corp. (a)	387,646	17,761,940
MACOM Technology Solutions Holdings, Inc. (a)	106,509	5,862,255
MKS Instruments, Inc.	63,034	9,483,465
Monolithic Power Systems, Inc.	29,665	10,864,213
Power Integrations, Inc. (b)	140,839	11,529,081
Semtech Corp. (a)	179,609	12,948,013
Silicon Laboratories, Inc. (a)	95,522	12,163,771

		106,327,538

Software—15.3%
Anaplan, Inc. (a)	144,413	10,376,074
Avalara, Inc. (a)	47,917	7,901,034
Bill.com Holdings, Inc. (a)	94,726	12,930,099
Blackline, Inc. (a) (b)	135,628	18,090,063
Everbridge, Inc. (a) (b)	58,194	8,674,980
Fair Isaac Corp. (a)	17,489	8,937,579
Five9, Inc. (a)	71,860	12,532,384
Guidewire Software, Inc. (a)	65,426	8,422,289
HubSpot, Inc. (a) (b)	41,578	16,483,182
LivePerson, Inc. (a)	187,037	11,639,312
Nuance Communications, Inc. (a) (b)	310,580	13,693,472
Pegasystems, Inc. (b)	96,254	12,826,808
Q2 Holdings, Inc. (a) (b)	162,964	20,619,835
Qualys, Inc. (a) (b)	75,754	9,232,140
RealPage, Inc. (a)	99,275	8,660,751
Smartsheet, Inc. - Class A (a)	122,020	8,454,766
Zendesk, Inc. (a) (b)	91,103	13,038,661

		202,513,429

Specialty Retail—3.2%
Five Below, Inc. (a)	63,763	11,157,250
Floor & Decor Holdings, Inc. - Class A (a)	143,117	13,288,413
RH (a) (b)	26,200	11,725,024
Vroom, Inc. (a)	135,158	5,537,423

		41,708,110

Trading Companies & Distributors—0.8%
SiteOne Landscape Supply, Inc. (a) (b)	69,580	11,037,475

Total Common Stocks (Cost $710,069,615)		1,309,246,788

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investment—0.5%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $6,698,391, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $6,832,366.	6,698,391	$6,698,391

Total Short-Term Investments (Cost $6,698,391)		6,698,391

Securities Lending Reinvestments (c)—13.8%

Certificates of Deposit—5.1%
Banco del Estado de Chile 0.250%, 01/04/21	4,000,000	4,000,040
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (d)	3,000,000	2,999,466
0.281%, 3M LIBOR + 0.060%, 08/10/21 (d)	2,000,000	2,000,222
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (d)	3,000,000	3,000,132
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (d)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (d)	1,000,000	1,000,083
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (d)	2,000,000	2,000,242
Credit Industriel et Commercial 0.250%, 06/11/21	3,000,000	2,999,595
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	7,000,000	7,002,681
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	3,500,000	3,498,712
0.301%, SOFR + 0.210%, 02/22/21 (d)	3,500,000	3,498,712
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	2,997,359	2,999,670
Mizuho Bank, Ltd. 0.250%, 03/22/21	5,000,000	5,000,110
MUFG Bank Ltd. Zero Coupon, 02/22/21	4,996,738	4,998,450
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (d)	3,000,000	3,000,804
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	2,000,238
Skandinaviska Enskilda Banken AB
0.210%, 03/15/21	5,000,000	4,999,690
0.250%, 05/17/21	1,000,000	999,924
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	3,000,000	2,999,973
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (d)	6,000,000	5,998,770
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (d)	2,000,000	2,000,100

		67,997,689

Commercial Paper—1.3%
Antalis S.A. 0.210%, 01/04/21	4,997,404	4,999,905

Commercial Paper—(Continued)
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	7,000,000	$7,001,351
Versailles Commercial Paper LLC 0.230%, 03/24/21	4,994,665	4,996,615

		16,997,871

Repurchase Agreements—7.0%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $7,500,209; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $8,329,115.	7,500,000	7,500,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $3,001,227; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,333,978.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $17,661,665; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $18,014,800.	17,661,567	17,661,567
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $8,002,800; collateralized by various Common Stock with an aggregate market value of $8,800,001.	8,000,000	8,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $10,004,180; collateralized by various Common Stock with an aggregate market value of $11,000,000.	10,000,000	10,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,600,075; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $5,712,002.	5,600,000	5,600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,100,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $3,162,002.	3,100,000	3,100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $600,022; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $666,692.	600,000	600,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestment (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,800,031; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,857,151.	2,800,000	$2,800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $16,000,373; collateralized by various Common Stock with an aggregate market value of $17,777,985.	16,000,000	16,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,000,066; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,328,189.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,200,057; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,331,276.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $3,500,177; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,882,278.	3,500,000	3,500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $4,000,080; collateralized by various Common Stock with an aggregate market value of $4,445,199.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $800,018; collateralized by various Common Stock with an aggregate market value of $889,040.	800,000	800,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $5,400,228; collateralized by various Common Stock with an aggregate market value of $6,001,019.	5,400,000	5,400,000

		92,161,567

Mutual Funds—0.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (e)	5,000,000	5,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $183,156,888)		183,157,127

Total Investments—113.1% (Cost $899,924,894)		1,499,102,306
Other assets and liabilities (net)—(13.1)%		(173,799,886)

Net Assets—100.0%		$1,325,302,420

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $178,936,050 and the collateral received consisted of cash in the amount of $183,147,734. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,474,989	$—	$—	$7,474,989
Auto Components	19,639,151	—	—	19,639,151
Banks	13,749,349	—	—	13,749,349
Beverages	11,522,827	—	—	11,522,827
Biotechnology	139,542,672	8,328,548	—	147,871,220
Building Products	32,361,013	—	—	32,361,013
Capital Markets	22,679,175	—	—	22,679,175
Chemicals	19,383,403	—	—	19,383,403
Commercial Services & Supplies	18,619,949	—	—	18,619,949
Construction & Engineering	9,130,249	—	—	9,130,249
Consumer Finance	7,194,654	—	—	7,194,654
Distributors	9,349,750	—	—	9,349,750
Diversified Consumer Services	10,638,366	—	—	10,638,366
Diversified Telecommunication Services	11,245,613	—	—	11,245,613
Electrical Equipment	44,797,207	—	—	44,797,207
Electronic Equipment, Instruments & Components	50,224,365	—	—	50,224,365
Equity Real Estate Investment Trusts	15,919,080	—	—	15,919,080
Food & Staples Retailing	9,603,080	—	—	9,603,080
Health Care Equipment & Supplies	106,391,050	—	—	106,391,050
Health Care Providers & Services	18,808,077	—	—	18,808,077
Health Care Technology	11,419,815	—	—	11,419,815
Hotels, Restaurants & Leisure	71,659,766	—	—	71,659,766
Household Durables	9,550,128	—	—	9,550,128
Insurance	10,114,419	—	—	10,114,419
Internet & Direct Marketing Retail	10,584,578	—	—	10,584,578
IT Services	12,487,935	—	—	12,487,935
Life Sciences Tools & Services	115,790,533	—	—	115,790,533
Machinery	58,280,298	—	—	58,280,298
Multiline Retail	6,860,094	—	—	6,860,094
Pharmaceuticals	10,904,663	—	—	10,904,663
Professional Services	16,894,124	—	—	16,894,124
Road & Rail	26,511,316	—	—	26,511,316
Semiconductors & Semiconductor Equipment	106,327,538	—	—	106,327,538
Software	202,513,429	—	—	202,513,429
Specialty Retail	41,708,110	—	—	41,708,110
Trading Companies & Distributors	11,037,475	—	—	11,037,475
Total Common Stocks	1,300,918,240	8,328,548	—	1,309,246,788
Total Short-Term Investment*	—	6,698,391	—	6,698,391

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$67,997,689	$—	$67,997,689
Commercial Paper	—	16,997,871	—	16,997,871
Repurchase Agreements	—	92,161,567	—	92,161,567
Mutual Funds	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	177,157,127	—	183,157,127
Total Investments	$1,306,918,240	$192,184,066	$—	$1,499,102,306

Collateral for Securities Loaned (Liability)	$—	$(183,147,734)	$—	$(183,147,734)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,499,102,306
Cash denominated in foreign currencies (c)	165
Receivable for:
Investments sold	13,394,936
Fund shares sold	238,711
Dividends	98,843
Prepaid expenses	3,651

Total Assets	1,512,838,612
Liabilities
Collateral for securities loaned	183,147,734
Payables for:
Investments purchased	1,348,587
Fund shares redeemed	1,819,732
Accrued Expenses:
Management fees	830,125
Distribution and service fees	121,694
Deferred trustees’ fees	173,240
Other expenses	95,080

Total Liabilities	187,536,192

Net Assets	$1,325,302,420

Net Assets Consist of:
Paid in surplus	$488,750,565
Distributable earnings (Accumulated losses)	836,551,855

Net Assets	$1,325,302,420

Net Assets
Class A	$727,370,379
Class B	576,448,824
Class E	21,483,217
Capital Shares Outstanding*
Class A	37,637,704
Class B	33,468,450
Class E	1,171,596
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.33
Class B	17.22
Class E	18.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $178,936,050.
(b)	Identified cost of investments was $899,924,894.
(c)	Identified cost of cash denominated in foreign currencies was $162.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$3,457,638
Interest	20,089
Securities lending income	655,427

Total investment income	4,133,154
Expenses
Management fees	9,153,171
Administration fees	51,469
Custodian and accounting fees	83,781
Distribution and service fees—Class B	1,102,984
Distribution and service fees—Class E	22,397
Audit and tax services	44,887
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	63,104
Insurance	7,525
Miscellaneous	14,871

Total expenses	10,644,157
Less management fee waiver	(976,127)
Less broker commission recapture	(662)

Net expenses	9,667,368

Net Investment Loss	(5,534,214)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	241,663,365
Foreign currency transactions	3,746

Net realized gain	241,667,111

Net change in unrealized appreciation on:
Investments	287,773,221
Foreign currency transactions	3

Net change in unrealized appreciation	287,773,224

Net realized and unrealized gain	529,440,335

Net Increase in Net Assets From Operations	$523,906,121

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(5,534,214)	$812,086
Net realized gain	241,667,111	67,254,505
Net change in unrealized appreciation	287,773,224	153,513,696

Increase in net assets from operations	523,906,121	221,580,287

From Distributions to Shareholders
Class A	(37,849,534)	(97,130,374)
Class B	(29,036,021)	(71,094,043)
Class E	(901,321)	(2,403,852)

Total distributions	(67,786,876)	(170,628,269)

Increase (decrease) in net assets from capital share transactions	(203,520,420)	108,082,553

Total increase in net assets	252,598,825	159,034,571

Net Assets
Beginning of period	1,072,703,595	913,669,024

End of period	$1,325,302,420	$1,072,703,595

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	938,591	$13,382,629	519,029	$6,854,326
Reinvestments	3,023,126	37,849,534	7,941,977	97,130,374
Redemptions	(14,594,560)	(215,121,368)	(3,102,573)	(41,914,980)

Net increase (decrease)	(10,632,843)	$(163,889,205)	5,358,433	$62,069,720

Class B
Sales	3,536,763	$42,917,544	2,570,451	$30,734,595
Reinvestments	2,599,465	29,036,021	6,457,224	71,094,043
Redemptions	(8,670,347)	(111,749,133)	(4,705,795)	(57,038,149)

Net increase (decrease)	(2,534,119)	$(39,795,568)	4,321,880	$44,790,489

Class E
Sales	432,865	$6,469,445	147,779	$1,866,603
Reinvestments	75,805	901,321	206,162	2,403,852
Redemptions	(518,566)	(7,206,413)	(242,898)	(3,048,111)

Net increase (decrease)	(9,896)	$164,353	111,043	$1,222,344

Increase (decrease) derived from capital shares transactions		$(203,520,420)		$108,082,553

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$13.12	$12.51	$15.51	$13.74		$14.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	0.02	(0.02)	(0.00	)(b)	0.06
Net realized and unrealized gain (loss)	7.11	2.91	(0.96)	3.30		1.44

Total income (loss) from investment operations	7.05	2.93	(0.98)	3.30		1.50

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Total distributions	(0.84)	(2.32)	(2.02)	(1.53)		(2.71)

Net Asset Value, End of Period	$19.33	$13.12	$12.51	$15.51		$13.74

Total Return (%) (c)	57.24	24.64	(8.77)	25.61		11.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.88	0.88		0.88
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.80	0.85	0.84		0.86
Ratio of net investment income (loss) to average net assets (%)	(0.41)	0.18	(0.10)	(0.01)		0.43
Portfolio turnover rate (%)	50	32	20	20		28
Net assets, end of period (in millions)	$727.4	$633.2	$537.0	$775.5		$766.8

	Class B
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$11.80	$11.48	$14.41	$12.90		$14.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.01)	(0.05)	(0.03)		0.02
Net realized and unrealized gain (loss)	6.33	2.65	(0.86)	3.07		1.37

Total income (loss) from investment operations	6.25	2.64	(0.91)	3.04		1.39

Less Distributions
Distributions from net realized capital gains	(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Total distributions	(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Net Asset Value, End of Period	$17.22	$11.80	$11.48	$14.41		$12.90

Total Return (%) (c)	56.76	24.41	(9.05)	25.33		11.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.14	1.13	1.13		1.13
Net ratio of expenses to average net assets (%) (d)(e)	1.05	1.05	1.10	1.09		1.11
Ratio of net investment income (loss) to average net assets (%)	(0.66)	(0.07)	(0.34)	(0.26)		0.16
Portfolio turnover rate (%)	50	32	20	20		28
Net assets, end of period (in millions)	$576.4	$424.7	$363.7	$435.3		$395.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.49	$12.03	$15.00	$13.35	$14.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	0.00 (b)	(0.04)	(0.02)	0.03
Net realized and unrealized gain (loss)	6.75	2.78	(0.91)	3.20	1.41

Total income (loss) from investment operations	6.68	2.78	(0.95)	3.18	1.44

Less Distributions
Distributions from net realized capital gains	(0.83)	(2.32)	(2.02)	(1.53)	(2.71)

Total distributions	(0.83)	(2.32)	(2.02)	(1.53)	(2.71)

Net Asset Value, End of Period	$18.34	$12.49	$12.03	$15.00	$13.35

Total Return (%) (c)	57.08	24.45	(8.95)	25.44	11.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (d)(e)	0.95	0.95	1.00	0.99	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.56)	0.03	(0.25)	(0.15)	0.25
Portfolio turnover rate (%)	50	32	20	20	28
Net assets, end of period (in millions)	$21.5	$14.8	$12.9	$15.6	$14.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01%, 0.01%, 0.01% and 0.02% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $6,698,391. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $92,161,567. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$529,825,461	$0	$805,370,978

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $3,319,965 in purchases, and $20,425,689 in sales of investments, which are included above, and resulted in net realized gains of $8,868,811.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$9,153,171	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100% 0.050%	First $ Next $	500 million 500 million
0.100%		Over $1 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $835,847 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $140,280 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

“Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2020, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc	$4,286

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$899,796,989

Gross unrealized appreciation	607,755,932
Gross unrealized depreciation	(8,450,615)

Net unrealized appreciation (depreciation)	$599,305,317

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$584,375	$—	$67,202,501	$170,628,269	$67,786,876	$170,628,269

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,274,649	$186,145,128	$599,305,315	$—	$836,725,092

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-21

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-26

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for one-year and five-year periods ended June 30, 2020, and underperformed the average of its Morningstar Category for the three-year period ended June 30, 2020. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 8.16% and 7.89%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.

MARKET ENVIRONMENT / CONDITIONS

There are no prizes for guessing what replaced the U.S.-China trade war as the dominant investment theme in 2020. As tensions thawed in January, an optimistic start to the year quickly gave way to COVID-19 and a year of lockdowns, job losses and recession. As growth contracted sharply and unemployment soared, risk markets reacted with severe losses. Despite this, a sharp and sustained bounce back meant that most markets posted a positive return for the full year. This ultimately came down to two things: first, the policy response, which dwarfed the response seen after the 2008 financial crisis as central banks conduced massive quantitative easing and governments provided emphatic stimulus support; and second, the progress toward a vaccine, which ultimately bore fruit in the fourth quarter as markets remained optimistic about the outlook for the global recovery in 2021. Over the year, Treasury yields plummeted and the U.S. Federal Reserve anchored rates to the zero-lower bound. The 2-year yield fell by 144 basis points (“bps”) to 0.12%, 10-year yield decreased 100 bps to 0.91%, and the 30-year yield decreased by 74 bps to 1.64%. The spread between the 2- and 10- year rose by 34 bps to finish the period at 34 bps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio held a longer duration posture during the period which was positive as rates rallied across the curve. In addition, the Portfolio’s curve positioning was a slight positive on performance over the year. The Portfolio had an overweight to the belly of the curve (5-10 year) and underweight the 20-year and 30-year key rates.

The Portfolio’s overweight to Corporates and security selection in the sector was positive for the year. Overall, Investment Grade Corporate Credit produced a total return of 9.89% and excess returns of 0.49% according to the Bloomberg Barclays Corporate Bond Index. The OAS (Option-Adjusted Spread, difference in interest rate between a fixed income security and a risk free rate) of the sector reached a peak level of 373 bps during the depths of the crisis and sharply recovered to finish the year at 96 bps. The best sub-sector within Corporates was Financials, followed by Utilities and Industrials. The sub-sectors produced excess returns of +151 bps, +22 bps, and -3 bps, respectively. The Non-Corporate Credit sectors underperformed duration-like Treasuries by 46 bps.

The Portfolio’s security selection within Mortgage-Backed Securities (“MBS”) was positive to performance as the Portfolio’s MBS allocation outperformed index Agency pass-throughs. The Portfolio’s bias for specified pools, Agency Collateralized Mortgage Obligations (“CMOs”), and Agency Commercial Mortgage-Backed Securities (“CMBS”) was the primary driver of returns during the year as specified collateral outpaced generic paper.

The Portfolio’s overweight allocation to Asset-Backed Securities (“ABS”) was a positive to performance. ABS had the strongest excess returns over the period, outperforming duration-like Treasuries by +106 bps.

Lastly, the Portfolio’s allocation to Non-Agency CMBS was a drag on performance as Non-Agency CMBS lagged other credit spread sectors over the year.

The Portfolio’s style of owning mortgage securities with less prepayment risk has been a benefit as rates have fallen and could offer protection in a subsequent rising rate environment in our opinion. We continued to be disciplined in the Corporate bond space by buying higher beta names in the front end and higher quality names further out the curve.

Relative to the benchmark, the Portfolio ended the period with an underweight position in U.S. Treasury securities and an overweight position in corporate credit and securitized debt sectors, including ABS, CMBS, and MBS, which include both Agency and Non-Agency debt. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve, and maintained a longer duration profile before finishing the year slightly shorter in duration.

Richard Figuly

Justin Rucker

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year	Since Inception[1]
JPMorgan Core Bond Portfolio
Class A	8.16	4.55	—	3.30
Class B	7.89	4.28	3.43	—
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84	—

1 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	48.8
Corporate Bonds & Notes	33.7
Asset-Backed Securities	8.5
Mortgage-Backed Securities	5.1
Foreign Government	0.7

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.44%	$1,000.00	$1,021.80	$2.24
	Hypothetical*	0.44%	$1,000.00	$1,022.93	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$1,019.90	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—48.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—28.3%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	18,905	$19,866
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	797,328	858,952
6.000%, 07/01/28	166,760	187,232
Fannie Mae 30 Yr. Pool
3.500%, 07/01/42	828,064	900,479
3.500%, 08/01/42	521,453	553,905
4.000%, 06/01/47	1,538,358	1,696,558
4.500%, 02/01/40	299,637	336,420
5.000%, 09/01/35	657,275	748,453
6.000%, 12/01/39	221,582	262,368
Fannie Mae ARM Pool 0.633%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,507,290	3,500,527
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	569,560	667,160
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,927,804	4,340,046
Fannie Mae Pool
2.420%, 05/01/23	5,185,927	5,362,731
2.450%, 11/01/22	2,936,705	3,012,574
2.480%, 10/01/28	8,858,370	9,694,766
2.640%, 04/01/23	1,747,240	1,811,360
2.640%, 05/01/23	2,083,686	2,163,396
2.690%, 10/01/23	2,000,000	2,110,463
2.700%, 05/01/23	5,000,000	5,202,161
2.720%, 03/01/23	2,842,076	2,945,385
2.730%, 07/01/28	2,978,504	3,319,801
2.810%, 09/01/31	1,480,552	1,641,008
2.890%, 05/01/27	1,841,215	2,037,909
2.920%, 12/01/24	983,096	1,061,052
2.970%, 06/01/30	2,750,000	3,087,421
2.980%, 09/01/36	1,405,365	1,574,612
3.000%, 01/01/43	2,787,997	3,022,988
3.110%, 12/01/24	1,474,886	1,602,408
3.235%, 10/01/26	1,332,517	1,490,642
3.260%, 12/01/26	930,771	1,041,355
3.290%, 08/01/26	1,988,819	2,218,799
3.320%, 03/01/29	2,404,659	2,743,021
3.340%, 02/01/27	1,500,000	1,686,482
3.380%, 12/01/23	1,901,590	2,049,502
3.450%, 01/01/24	937,932	1,007,564
3.490%, 09/01/23	3,676,855	3,935,361
3.500%, 08/01/26	143,155	150,310
3.500%, 02/01/33	2,527,821	2,718,747
3.500%, 05/01/33	2,654,933	2,860,914
3.500%, 07/01/43	2,010,252	2,195,592
3.500%, 03/01/60	3,464,096	3,825,644
3.550%, 02/01/30	1,500,000	1,750,327
3.560%, 03/01/24	6,733,477	7,278,093
3.570%, 07/01/26	3,980,071	4,473,422
3.630%, 10/01/29	1,356,879	1,578,181
3.660%, 10/01/28	4,546,676	5,247,733
3.670%, 07/01/23	2,500,000	2,681,046
3.760%, 11/01/23	1,051,217	1,125,604
3.772%, 07/01/22 (a)	4,181,094	4,204,242

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
3.821%, 05/01/22 (a)	6,051,600	6,078,902
3.970%, 07/01/21	4,271,949	4,282,535
3.970%, 08/01/33	5,082,934	6,104,616
3.990%, 01/01/21 (a)	17,583	17,580
3.990%, 02/01/28	1,655,000	1,926,083
4.000%, 10/01/32	815,205	881,704
4.000%, 12/01/40	177,993	193,458
4.000%, 07/01/42	1,273,088	1,385,507
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (b)	1,176,760	1,077,199
Zero Coupon, 10/25/43 (b)	632,549	573,732
Zero Coupon, 12/25/43 (b)	1,311,284	1,203,909
0.648%, 1M LIBOR + 0.500%, 05/25/35 (a)	721,270	722,282
0.648%, 1M LIBOR + 0.500%, 10/25/42 (a)	504,767	508,637
0.748%, 1M LIBOR + 0.600%, 10/25/43 (a)	1,496,883	1,516,082
0.748%, 1M LIBOR + 0.600%, 12/25/43 (a)	1,564,016	1,583,451
1.048%, 1M LIBOR + 0.900%, 03/25/38 (a)	167,465	171,175
1.148%, 1M LIBOR + 1.000%, 08/25/32 (a)	441,497	450,830
1.566%, 03/25/27 (a)	58,426	58,802
3.500%, 02/25/43	3,186,999	3,553,384
5.000%, 03/25/40	3,736,088	4,256,615
5.500%, 12/25/35	923,607	1,063,598
6.000%, 01/25/36	1,024,810	1,167,690
6.382%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (c)	2,938,432	690,231
6.500%, 07/18/28	83,654	94,798
Fannie Mae-ACES
0.670%, 10/25/30	3,956,131	3,923,881
1.200%, 10/25/30	995,000	1,009,104
1.942%, 10/25/30 (a) (c)	17,911,138	2,083,495
2.207%, 01/25/22	4,166,293	4,195,722
2.477%, 12/25/26 (a)	907,214	989,351
2.488%, 05/25/26	1,600,000	1,738,406
2.723%, 10/25/24	1,834,409	1,959,193
3.045%, 03/25/28 (a)	2,098,000	2,385,616
3.061%, 05/25/27 (a)	3,090,000	3,469,070
3.079%, 06/25/27 (a)	3,216,000	3,622,678
3.090%, 02/25/30 (a)	1,504,000	1,716,399
3.103%, 07/25/24 (a)	1,319,129	1,426,393
3.172%, 04/25/29 (a)	2,736,000	3,149,699
3.346%, 03/25/24 (a)	2,382,163	2,562,914
3.370%, 07/25/28 (a)	3,757,000	4,360,041
3.495%, 01/25/24 (a)	1,677,517	1,811,144
3.555%, 09/25/28 (a)	3,075,000	3,622,156
3.639%, 08/25/30 (a)	4,500,000	5,383,003
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	705,511	752,161
Freddie Mac 20 Yr. Pool 2.000%, 11/01/40	4,025,248	4,189,798
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	2,659,137	2,931,756
4.000%, 05/01/43	137,955	147,351
4.000%, 06/01/43	389,113	418,143
4.000%, 08/01/43	3,872,543	4,261,330
5.000%, 08/01/39	598,608	696,293

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.679%, 12M LIBOR + 1.849%, 07/01/40 (a)	580,106	$605,744
Freddie Mac Gold Pool
3.500%, 12/01/32	2,163,568	2,328,696
3.500%, 01/01/33	3,102,711	3,338,871
3.500%, 03/01/33	3,629,071	3,911,578
3.500%, 04/01/33	4,845,413	5,222,998
3.500%, 05/01/33	1,719,664	1,843,355
3.500%, 06/01/43	1,950,310	2,122,332
4.000%, 09/01/32	631,123	680,508
4.000%, 11/01/32	2,151,213	2,332,849
4.000%, 12/01/32	1,186,352	1,285,675
4.000%, 01/01/33	77,625	83,682
4.000%, 02/01/33	333,488	361,619
4.000%, 01/01/46	2,078,609	2,281,518
5.000%, 02/01/34	244,172	268,062
Freddie Mac Multifamily Structured Pass-Through Certificates
2.522%, 01/25/23	1,856,326	1,908,243
2.838%, 09/25/22	770,195	794,458
3.117%, 06/25/27	2,487,000	2,824,903
3.214%, 04/25/28 (a)	1,790,000	2,005,263
3.243%, 04/25/27	1,996,000	2,279,091
3.303%, 11/25/27 (a)	1,755,000	2,024,850
3.326%, 05/25/27	1,072,000	1,226,990
3.490%, 01/25/24	4,000,000	4,343,416
3.690%, 01/25/29	1,480,000	1,762,346
3.850%, 05/25/28 (a)	7,385,000	8,797,593
3.900%, 08/25/28 (a)	3,170,000	3,800,354
Freddie Mac REMICS (CMO)
0.609%, 1M LIBOR + 0.450%, 08/15/42 (a)	3,188,475	3,207,876
0.839%, 1M LIBOR + 0.680%, 11/15/37 (a)	521,147	530,218
0.859%, 1M LIBOR + 0.700%, 03/15/24 (a)	151,033	151,628
1.509%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	642,367
3.000%, 02/15/26	761,950	793,648
3.500%, 08/15/39	731,892	746,101
3.500%, 06/15/48	1,853,751	1,881,570
4.000%, 05/15/48	2,919,961	3,169,623
5.000%, 08/15/35	1,117,211	1,281,173
6.000%, 07/15/35	3,013,954	3,522,446
6.000%, 03/15/36	2,257,850	2,711,293
6.211%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (c)	2,588,357	594,932
6.241%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (c)	1,330,175	137,315
6.500%, 05/15/28	196,025	221,567
6.500%, 03/15/37	494,222	595,931
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (b)	655,561	587,519
3.000%, 01/15/43	2,734,895	2,877,623
FREMF Mortgage Trust
3.576%, 11/25/49 (144A) (a)	1,700,000	1,854,444
3.675%, 11/25/49 (144A) (a)	2,000,000	2,155,049
3.845%, 07/25/49 (144A) (a)	1,635,000	1,732,587
4.071%, 11/25/47 (144A) (a)	1,577,000	1,720,024
Ginnie Mae II 30 Yr. Pool
2.500%, 12/20/50	5,600,000	5,932,270
4.500%, 11/20/49	3,382,540	3,708,461

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II ARM Pool 2.875%, 1Y H15 + 1.500%, 04/20/41 (a)	215,515	224,501
Ginnie Mae II Pool 3.923%, 04/20/63 (a)	474,862	487,616
Government National Mortgage Association (CMO)
0.440%, 1M LIBOR + 0.300%, 08/20/60 (a)	1,096	1,093
0.440%, 1M LIBOR + 0.300%, 11/20/62 (a)	8,174	8,148
0.480%, 1M LIBOR + 0.340%, 12/20/62 (a)	1,380,415	1,377,896
0.540%, 1M LIBOR + 0.400%, 02/20/62 (a)	216,059	215,994
0.550%, 1M LIBOR + 0.410%, 03/20/63 (a)	464,566	464,549
0.560%, 1M LIBOR + 0.420%, 02/20/63 (a)	1,159,621	1,159,915
0.610%, 1M LIBOR + 0.470%, 03/20/63 (a)	2,152,412	2,155,012
0.610%, 1M LIBOR + 0.470%, 07/20/64 (a)	2,616,810	2,620,133
0.610%, 1M LIBOR + 0.470%, 09/20/64 (a)	1,336,981	1,339,491
0.620%, 1M LIBOR + 0.480%, 04/20/63 (a)	5,499,343	5,506,214
0.640%, 1M LIBOR + 0.500%, 01/20/63 (a)	28,894	28,950
0.640%, 1M LIBOR + 0.500%, 04/20/63 (a)	4,054,694	4,065,948
0.640%, 1M LIBOR + 0.500%, 06/20/64 (a)	3,969,866	3,982,623
0.640%, 1M LIBOR + 0.500%, 07/20/64 (a)	1,762,644	1,768,214
0.652%, 1M LIBOR + 0.500%, 09/20/37 (a)	149,972	150,783
0.690%, 1M LIBOR + 0.550%, 04/20/62 (a)	1,608	1,611
0.740%, 1M LIBOR + 0.600%, 04/20/64 (a)	9,518,543	9,572,916
0.790%, 1M LIBOR + 0.650%, 07/20/63 (a)	3,751,792	3,764,703
0.790%, 1M LIBOR + 0.650%, 01/20/64 (a)	1,020,260	1,025,711
0.790%, 1M LIBOR + 0.650%, 02/20/64 (a)	3,404,101	3,422,965
0.790%, 1M LIBOR + 0.650%, 03/20/64 (a)	965,367	970,519
0.830%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,477,599	1,492,254
0.840%, 1M LIBOR + 0.700%, 09/20/63 (a)	2,856,121	2,872,418
0.890%, 1M LIBOR + 0.750%, 09/20/63 (a)	3,183,110	3,202,123
1.140%, 1M LIBOR + 1.000%, 12/20/66 (a)	1,316,502	1,344,068
1.650%, 02/20/63	805,302	807,294
1.650%, 04/20/63	897,065	900,069
4.483%, 04/20/43 (a)	1,264,003	1,397,915
4.500%, 01/16/25	1,068,733	1,132,939
4.843%, 11/20/42 (a)	4,993,754	5,695,354
5.000%, 12/20/33	799,546	890,123
5.000%, 06/16/39	229,207	240,827
5.000%, 07/20/39	1,543,988	1,766,770
5.000%, 10/20/39	1,579,074	1,794,816
5.139%, 06/20/40 (a)	2,026,280	2,317,391
5.500%, 07/16/33 (c)	634,722	74,041
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (d)	50,260,000	52,201,620

		443,988,665

Federal Agencies—0.3%
Tennessee Valley Authority 5.880%, 04/01/36	1,600,000	2,461,947
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	829,218
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	966,772
Zero Coupon, 06/15/35	750,000	557,430

		4,815,367

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—20.2%
U.S. Treasury Bonds
1.125%, 05/15/40	1,210,000	$1,146,853
1.250%, 05/15/50	355,000	321,330
1.375%, 08/15/50	380,000	355,063
1.625%, 11/15/50	6,800,000	6,759,625
2.000%, 02/15/50	4,827,000	5,231,450
2.250%, 08/15/46	3,987,000	4,542,065
2.250%, 08/15/49	170,000	194,145
2.375%, 11/15/49	975,000	1,142,997
2.500%, 02/15/45	6,750,000	8,034,609
2.750%, 08/15/47	8,000,000	10,010,000
2.875%, 05/15/43	21,165,000	26,710,891
2.875%, 08/15/45	7,700,000	9,778,699
2.875%, 05/15/49	27,000	34,790
3.000%, 11/15/44	238,000	307,466
3.000%, 02/15/48	470,000	615,792
3.125%, 11/15/41	3,480,000	4,544,119
3.125%, 05/15/48	1,942,000	2,601,825
3.500%, 02/15/39	450,000	610,277
3.625%, 08/15/43	4,950,000	6,979,113
3.625%, 02/15/44	4,325,000	6,113,962
3.750%, 11/15/43	3,581,000	5,145,729
4.250%, 05/15/39	200,000	296,422
4.375%, 02/15/38	720,000	1,069,144
4.375%, 05/15/41	1,200,000	1,836,891
5.250%, 02/15/29 (e)	500,000	677,461
6.000%, 02/15/26	2,525,000	3,247,387
U.S. Treasury Coupon Strips
Zero Coupon, 05/15/22 (e)	4,560,000	4,554,033
Zero Coupon, 08/15/22 (e)	1,800,000	1,796,436
Zero Coupon, 11/15/22 (e)	1,250,000	1,246,964
Zero Coupon, 02/15/23 (e)	3,035,000	3,026,192
Zero Coupon, 05/15/23 (e)	47,445,000	47,278,699
Zero Coupon, 08/15/23 (e)	2,220,000	2,208,651
Zero Coupon, 11/15/23	796,000	791,835
Zero Coupon, 02/15/24	6,404,000	6,363,154
Zero Coupon, 08/15/24 (e)	2,500,000	2,474,940
Zero Coupon, 11/15/24 (e)	1,500,000	1,482,067
Zero Coupon, 02/15/25	2,000,000	1,971,082
Zero Coupon, 05/15/25	5,500,000	5,404,788
Zero Coupon, 11/15/26	1,014,129	978,595
Zero Coupon, 08/15/27	400,000	381,795
Zero Coupon, 11/15/27	570,000	539,764
Zero Coupon, 05/15/28	15,030,000	14,150,655
Zero Coupon, 08/15/28	250,000	234,203
Zero Coupon, 02/15/30	6,300,000	5,744,734
Zero Coupon, 05/15/30	700,000	634,616
Zero Coupon, 08/15/30	3,925,000	3,541,991
Zero Coupon, 11/15/30 (e)	5,425,000	4,865,312
Zero Coupon, 02/15/31 (e)	1,775,000	1,586,087
Zero Coupon, 11/15/31	3,000,000	2,641,413
Zero Coupon, 02/15/32 (e)	12,900,000	11,303,611
Zero Coupon, 05/15/32	800,000	698,123
Zero Coupon, 08/15/33	400,000	340,141
Zero Coupon, 11/15/33	1,000,000	846,562
Zero Coupon, 02/15/34	2,000,000	1,683,855

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 08/15/34	2,600,000	2,161,814
Zero Coupon, 05/15/35 (e)	4,000,000	3,282,739
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (f)	621,455	762,032
U.S. Treasury Inflation Indexed Note 0.125%, 01/15/22 (f)	1,725,660	1,756,437
U.S. Treasury Notes
0.375%, 09/30/27	3,560,000	3,504,097
0.625%, 08/15/30	835,000	813,603
1.125%, 09/30/21	4,640,000	4,674,981
1.500%, 02/15/30	530,000	560,372
1.625%, 02/15/26	782,300	831,866
1.625%, 08/15/29	1,080,000	1,154,672
1.750%, 02/28/22	9,300,000	9,475,828
1.750%, 12/31/24	14,695,900	15,565,599
1.750%, 12/31/26	2,164,500	2,325,316
1.750%, 11/15/29 (e)	1,540,000	1,663,380
2.000%, 06/30/24	2,308,000	2,452,070
2.000%, 11/15/26	910,000	990,158
2.125%, 02/29/24	663,000	703,583
2.250%, 04/15/22	9,000,000	9,245,391
2.750%, 05/31/23	663,000	704,489
2.750%, 02/15/24	2,300,000	2,484,180
2.875%, 04/30/25	450,000	499,887
2.875%, 05/31/25	4,920,000	5,473,308
2.875%, 05/15/28	6,936,100	8,032,600

		316,196,805

Total U.S. Treasury & Government Agencies (Cost $710,325,208)		765,000,837

Corporate Bonds & Notes—33.7%

Aerospace/Defense—0.8%
Airbus Finance B.V. 2.700%, 04/17/23 (144A)	35,000	36,739
BAE Systems plc
1.900%, 02/15/31 (144A)	720,000	727,452
3.000%, 09/15/50 (144A)	332,000	345,755
4.750%, 10/11/21 (144A)	1,000,000	1,032,099
Boeing Co. (The)
1.950%, 02/01/24	870,000	895,704
2.750%, 02/01/26	840,000	883,103
3.100%, 05/01/26	360,000	385,382
4.508%, 05/01/23	1,803,000	1,948,629
4.875%, 05/01/25	435,000	495,767
5.150%, 05/01/30	675,000	816,865
5.705%, 05/01/40	550,000	711,212
L3Harris Technologies, Inc.
1.800%, 01/15/31	640,000	650,679
3.832%, 04/27/25	600,000	673,319
Lockheed Martin Corp. 4.500%, 05/15/36	450,000	592,253

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Northrop Grumman Corp. 3.850%, 04/15/45	182,000	$221,550
Raytheon Technologies Corp.
3.200%, 03/15/24	251,000	271,068
3.750%, 11/01/46	550,000	651,597
4.350%, 04/15/47	133,000	174,385
4.500%, 06/01/42	550,000	716,175

		12,229,733

Agriculture—0.2%
BAT Capital Corp.
2.259%, 03/25/28	465,000	482,482
3.734%, 09/25/40	310,000	322,909
3.984%, 09/25/50	485,000	505,257
4.540%, 08/15/47	55,000	60,981
BAT International Finance plc 1.668%, 03/25/26	345,000	353,065
Cargill, Inc. 2.125%, 04/23/30 (144A)	1,049,000	1,103,020
Reynolds American, Inc. 7.000%, 08/04/41	570,000	764,734

		3,592,448

Airlines—0.5%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	459,571	449,606
3.550%, 01/15/30 (144A)	651,658	570,460
4.125%, 05/15/25 (144A)	791,374	762,464
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	557,873	556,382
3.800%, 09/20/31 (144A)	573,853	587,544
4.125%, 09/20/31 (144A)	767,598	711,039
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	130,715	132,238
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	265,457	256,241
United Airlines Pass-Through Trust
3.500%, 03/01/30	1,178,901	1,169,285
4.000%, 04/11/26	417,286	421,925
4.150%, 08/25/31	1,211,989	1,263,752
4.300%, 08/15/25	586,140	592,000
4.600%, 03/01/26	279,982	277,008

		7,749,944

Auto Manufacturers—0.3%
General Motors Co. 6.125%, 10/01/25	385,000	466,900
Hyundai Capital America
1.150%, 11/10/22 (144A)	1,183,000	1,184,268
1.800%, 10/15/25 (144A)	380,000	389,515
2.375%, 10/15/27 (144A)	400,000	419,212
Nissan Motor Co., Ltd.
4.345%, 09/17/27 (144A)	1,000,000	1,104,088
4.810%, 09/17/30 (144A)	868,000	978,065

Auto Manufacturers—(Continued)
Volkswagen Group of America Finance LLC 1.625%, 11/24/27 (144A)	560,000	564,595

		5,106,643

Banks—8.1%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	500,000	575,426
AIB Group plc
4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (a)	425,000	464,612
4.750%, 10/12/23 (144A)	1,340,000	1,473,757
ANZ New Zealand International, Ltd. 2.550%, 02/13/30 (144A)	970,000	1,058,406
ASB Bank, Ltd. 3.125%, 05/23/24 (144A)	685,000	738,520
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	230,000
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	950,000	950,000
Banco Santander S.A.
2.746%, 05/28/25	600,000	640,386
2.749%, 12/03/30	400,000	412,826
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (a)	445,000	449,341
2.496%, 3M LIBOR + 0.990%, 02/13/31 (a)	1,675,000	1,777,996
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,062,000	3,185,413
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a)	210,000	216,697
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,141,000	2,254,476
3.124%, 3M LIBOR + 1.160%, 01/20/23 (a)	2,043,000	2,101,608
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	660,419
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	2,562,000	2,737,347
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,845,070
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	1,400,000	1,630,981
4.000%, 01/22/25	1,071,000	1,203,439
4.250%, 10/22/26	520,000	609,814
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a)	433,000	490,600
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 4.100%, 09/09/23 (144A)	364,000	399,184
Banque Federative du Credit Mutuel S.A. 3.750%, 07/20/23 (144A)	1,070,000	1,156,294
Barclays plc
1.007%, 1Y H15 + 0.800%, 12/10/24 (a)	1,102,000	1,109,370
2.645%, 1Y H15 + 1.900%, 06/24/31 (a)	1,120,000	1,165,655
3.650%, 03/16/25	254,000	279,435
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	500,000	541,123
5.200%, 05/12/26	250,000	290,680
BBVA USA 2.500%, 08/27/24	580,000	615,792
BNP Paribas S.A.
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	720,000	753,421
3.052%, SOFR + 1.507%, 01/13/31 (144A) (a)	815,000	888,881
BNZ International Funding, Ltd.
2.650%, 11/03/22 (144A)	842,000	877,459
2.900%, 02/21/22 (144A)	300,000	308,825

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
BPCE S.A.
1.652%, SOFR + 1.520%, 10/06/26 (144A) (a)	534,000	$546,339
3.375%, 12/02/26	700,000	789,539
4.625%, 07/11/24 (144A)	400,000	447,086
Citigroup, Inc.
3.106%, SOFR + 2.750%, 04/08/26 (a)	1,400,000	1,529,291
3.142%, 3M LIBOR + 0.722%, 01/24/23 (a)	667,000	685,853
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	907,000	1,027,867
3.875%, 03/26/25	1,300,000	1,450,927
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	178,528
3.980%, 3M LIBOR + 1.338%, 03/20/30 (a)	1,700,000	1,998,262
4.300%, 11/20/26	750,000	874,460
4.400%, 06/10/25	566,000	647,173
4.450%, 09/29/27	117,000	137,943
Citizens Financial Group, Inc
2.375%, 07/28/21	110,000	111,059
2.638%, 09/30/32 (144A)	193,000	204,043
Commonwealth Bank of Australia
2.850%, 05/18/26 (144A)	720,000	796,174
4.500%, 12/09/25 (144A)	352,000	405,978
Cooperative Rabobank UA
3.750%, 07/21/26	513,000	579,631
4.375%, 08/04/25	424,000	483,803
4.625%, 12/01/23	872,000	971,818
Credit Agricole S.A.
1.907%, SOFR + 1.676%, 06/16/26 (144A) (a)	750,000	777,745
4.375%, 03/17/25 (144A)	295,000	331,098
Credit Suisse AG 2.950%, 04/09/25	510,000	559,357
Credit Suisse Group AG
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	360,000	376,142
4.282%, 01/09/28 (144A) (e)	783,000	904,523
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	970,000	1,076,698
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (a)	1,432,000	1,438,393
2.000%, 09/08/21 (144A)	366,000	370,109
2.700%, 03/02/22 (144A)	372,000	381,348
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	615,000	628,983
2.222%, SOFR + 2.159%, 09/18/24 (a)	1,145,000	1,177,824
4.250%, 10/14/21	900,000	922,875
Discover Bank 4.250%, 03/13/26	1,229,000	1,413,607
Fifth Third Bancorp 8.250%, 03/01/38	200,000	338,246
Goldman Sachs Group, Inc. (The)
2.876%, 3M LIBOR + 0.821%, 10/31/22 (a)	820,000	836,628
3.500%, 11/16/26	1,300,000	1,459,400
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	1,674,000	1,929,616
4.411%, 3M LIBOR + 1.430%, 04/23/39 (a)	445,000	568,177
HSBC Holdings plc
2.357%, SOFR + 1.947%, 08/18/31 (a)	890,000	918,683
3.033%, 3M LIBOR + 0.923%, 11/22/23 (a)	473,000	497,083
3.900%, 05/25/26	200,000	228,235
4.250%, 03/14/24	500,000	551,693

Banks—(Continued)
HSBC Holdings plc
4.250%, 08/18/25	300,000	340,817
4.375%, 11/23/26	1,006,000	1,160,517
6.100%, 01/14/42	370,000	562,879
6.500%, 09/15/37	930,000	1,359,400
Industrial & Commercial Bank of China, Ltd. 2.452%, 10/20/21	750,000	759,435
ING Groep NV 4.100%, 10/02/23	1,270,000	1,395,152
KeyCorp 4.150%, 10/29/25	275,000	319,118
Lloyds Banking Group plc
2.907%, 3M LIBOR + 0.810%, 11/07/23 (a)	300,000	313,440
4.375%, 03/22/28	633,000	753,059
4.450%, 05/08/25	540,000	619,043
4.500%, 11/04/24	685,000	766,235
4.582%, 12/10/25	400,000	457,383
Macquarie Bank, Ltd. 4.000%, 07/29/25 (144A) (e)	250,000	285,678
Macquarie Group, Ltd.
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (a)	1,015,000	1,126,143
5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a) (e)	1,820,000	2,198,084
Mitsubishi UFJ Financial Group, Inc.
2.048%, 07/17/30	1,020,000	1,066,110
2.527%, 09/13/23	250,000	263,781
3.407%, 03/07/24	1,510,000	1,640,686
3.751%, 07/18/39	615,000	748,085
Mizuho Financial Group, Inc.
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	795,000	836,206
2.869%, 3M LIBOR + 1.310%, 09/13/30 (a)	539,000	584,403
Morgan Stanley
2.188%, SOFR + 1.990%, 04/28/26 (a)	250,000	264,008
2.720%, SOFR + 1.152%, 07/22/25 (a)	251,000	268,420
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,217,710
3.625%, 01/20/27	1,157,000	1,327,507
3.700%, 10/23/24	749,000	833,845
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	278,000	322,147
3.875%, 04/29/24	700,000	774,901
4.300%, 01/27/45	400,000	533,597
4.457%, 3M LIBOR + 1.431%, 04/22/39 (a)	850,000	1,102,441
5.000%, 11/24/25	1,269,000	1,517,402
5.500%, 07/28/21	807,000	830,724
National Australia Bank, Ltd.
2.332%, 08/21/30 (144A)	470,000	477,542
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	897,977
Natwest Group plc
3.073%, 1Y H15 + 2.550%, 05/22/28 (a)	570,000	618,411
3.754%, 5Y H15 + 2.100%, 11/01/29 (a) (e)	700,000	744,927
4.269%, 3M LIBOR + 1.762%, 03/22/25 (a)	480,000	530,941
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a)	290,000	348,360
NatWest Markets plc 3.625%, 09/29/22 (144A) (e)	1,155,000	1,217,629
Northern Trust Corp. 1.950%, 05/01/30	1,355,000	1,411,584
Regions Financial Corp. 3.800%, 08/14/23	132,000	143,185

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Canada 4.650%, 01/27/26	495,000	$584,233
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	700,000	789,147
Societe Generale S.A.
1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (a)	780,000	786,196
2.625%, 10/16/24 (144A)	300,000	317,817
3.000%, 01/22/30 (144A)	1,322,000	1,409,680
3.875%, 03/28/24 (144A)	700,000	763,089
4.250%, 04/14/25 (144A)	500,000	550,695
Standard Chartered plc
2.819%, 3M LIBOR + 1.209%, 01/30/26 (144A) (a)	740,000	783,705
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	1,200,000	1,244,371
4.305%, 3M LIBOR + 1.910%, 05/21/30 (144A) (a) (e)	300,000	351,372
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a)	300,000	337,814
Sumitomo Mitsui Financial Group, Inc.
2.778%, 10/18/22	411,000	428,315
2.784%, 07/12/22	800,000	829,357
2.846%, 01/11/22	900,000	922,545
3.010%, 10/19/26	212,000	234,697
3.040%, 07/16/29	1,020,000	1,130,119
3.102%, 01/17/23	482,000	508,495
SunTrust Banks, Inc. 2.750%, 05/01/23	1,200,000	1,263,681
Truist Financial Corp. 1.950%, 06/05/30	420,000	435,404
UBS AG 1.750%, 04/21/22 (144A)	550,000	559,772
UBS Group AG
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	286,112
3.491%, 05/23/23 (144A)	762,000	792,933
4.125%, 09/24/25 (144A)	300,000	343,445
UniCredit S.p.A.
2.569%, 1Y H15 + 2.300%, 09/22/26 (144A) (a)	710,000	724,510
6.572%, 01/14/22 (144A)	850,000	895,726
Wells Fargo & Co.
2.393%, SOFR + 2.100%, 06/02/28 (a)	280,000	297,971
3.068%, SOFR + 2.530%, 04/30/41 (a)	750,000	815,874
3.069%, 01/24/23	2,470,000	2,540,427
3.196%, 3M LIBOR + 1.170%, 06/17/27 (a)	1,085,000	1,202,927
4.100%, 06/03/26	1,291,000	1,479,579
4.650%, 11/04/44	595,000	759,998
5.375%, 11/02/43	1,005,000	1,395,534
Westpac Banking Corp.
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,196,836
4.421%, 07/24/39	450,000	573,739

		127,120,517

Beverages—0.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	1,685,000	2,137,264
Anheuser-Busch InBev Finance, Inc. 4.625%, 02/01/44	185,000	229,162

Beverages—(Continued)
Anheuser-Busch InBev Worldwide, Inc.
4.350%, 06/01/40	5,000	6,127
4.375%, 04/15/38	1,300,000	1,607,708
4.439%, 10/06/48	950,000	1,180,524
4.500%, 06/01/50	890,000	1,119,866
4.600%, 06/01/60	315,000	402,181
4.750%, 04/15/58	775,000	1,012,230
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	782,864
Coca-Cola Femsa S.A.B. de C.V.
1.850%, 09/01/32	515,000	515,644
2.750%, 01/22/30	610,000	657,654
Constellation Brands, Inc.
4.400%, 11/15/25	300,000	348,269
5.250%, 11/15/48	180,000	252,857
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	790,000	877,217
Keurig Dr Pepper, Inc.
3.430%, 06/15/27 (e)	175,000	199,779
4.417%, 05/25/25	268,000	308,929
4.985%, 05/25/38	387,000	517,561

		12,155,836

Biotechnology—0.5%
Amgen, Inc. 2.200%, 02/21/27	430,000	460,820
Baxalta, Inc. 5.250%, 06/23/45	27,000	36,941
Biogen, Inc.
2.250%, 05/01/30	849,000	886,166
3.150%, 05/01/50	230,000	238,051
Gilead Sciences, Inc.
2.600%, 10/01/40	945,000	952,661
3.250%, 09/01/22	365,000	381,166
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	1,000,000	984,157
Royalty Pharma plc
0.750%, 09/02/23 (144A)	725,000	728,414
1.200%, 09/02/25 (144A)	720,000	730,854
1.750%, 09/02/27 (144A)	720,000	740,540
3.300%, 09/02/40 (144A)	595,000	624,749
3.550%, 09/02/50 (144A)	610,000	649,905

		7,414,424

Building Materials—0.2%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	238,469
Lennox International, Inc. 1.350%, 08/01/25	1,630,000	1,667,155
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	558,616
Masco Corp.
2.000%, 10/01/30	260,000	264,561
6.500%, 08/15/32	720,000	960,769

		3,689,570

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.3%
Albemarle Corp. 5.450%, 12/01/44	350,000	$418,512
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., L.P. 5.125%, 04/01/25 (144A)	630,000	739,667
Dow Chemical Co. (The) 8.850%, 09/15/21 (e)	640,000	673,905
DuPont de Nemours, Inc. 5.319%, 11/15/38	945,000	1,278,385
International Flavors & Fragrances, Inc. 5.000%, 09/26/48	404,000	542,961
Nutrien, Ltd.
3.000%, 04/01/25	200,000	215,991
3.375%, 03/15/25	87,000	95,625
4.125%, 03/15/35	620,000	737,807
Nutrition & Biosciences, Inc. 1.832%, 10/15/27 (144A)	330,000	339,972
Sherwin-Williams Co. (The) 3.125%, 06/01/24	247,000	267,881

		5,310,706

Commercial Services—0.4%
Emory University 2.143%, 09/01/30	790,000	830,002
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	1,028,341
7.000%, 10/15/37 (144A)	500,000	774,618
Ford Foundation (The) 2.815%, 06/01/70	275,000	293,666
Global Payments, Inc.
3.200%, 08/15/29	695,000	771,409
4.150%, 08/15/49	615,000	757,040
Pepperdine University 3.301%, 12/01/59	450,000	479,169
Quanta Services, Inc. 2.900%, 10/01/30	1,110,000	1,189,435
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A)	410,000	429,851
University of Southern California 3.226%, 10/01/2120	440,000	439,100

		6,992,631

Computers—0.8%
Apple, Inc.
2.900%, 09/12/27	836,000	934,629
3.000%, 06/20/27	675,000	755,844
3.200%, 05/11/27	514,000	580,156
3.750%, 09/12/47	1,200,000	1,501,634
3.750%, 11/13/47	200,000	251,833
3.850%, 08/04/46	362,000	464,738
Dell International LLC / EMC Corp.
5.450%, 06/15/23 (144A)	370,000	409,204
6.020%, 06/15/26 (144A)	1,217,000	1,485,621
DXC Technology Co.
4.250%, 04/15/24	310,000	338,192

Computers—(Continued)
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	815,000	837,303
HP, Inc. 3.000%, 06/17/27	490,000	540,453
International Business Machines Corp.
1.700%, 05/15/27	1,915,000	1,988,091
3.300%, 05/15/26	1,275,000	1,440,352
6.500%, 01/15/28	300,000	401,202
Leidos, Inc. 2.300%, 02/15/31 (144A)	365,000	371,643

		12,300,895

Cosmetics/Personal Care—0.1%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	1,470,000	1,613,678
Unilever Capital Corp. 3.375%, 03/22/25	310,000	342,817

		1,956,495

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	254,576

Diversified Financial Services—2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.875%, 08/14/24	770,000	800,571
3.150%, 02/15/24	855,000	895,997
3.300%, 01/23/23	468,000	488,271
4.125%, 07/03/23	375,000	401,604
4.450%, 12/16/21	450,000	463,439
4.450%, 04/03/26	478,000	536,602
4.500%, 09/15/23	1,830,000	1,983,996
Air Lease Corp.
2.875%, 01/15/26	600,000	634,739
3.250%, 03/01/25	484,000	518,090
3.250%, 10/01/29	1,065,000	1,124,659
3.375%, 07/01/25	1,266,000	1,361,184
American Express Co. 3.400%, 02/27/23	600,000	638,070
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	698,000	772,603
Avolon Holdings Funding, Ltd.
4.250%, 04/15/26 (144A)	885,000	953,256
4.375%, 05/01/26 (144A)	540,000	584,824
5.250%, 05/15/24 (144A)	805,000	875,412
5.500%, 01/15/23 (144A)	710,000	754,935
5.500%, 01/15/26 (144A)	1,000,000	1,132,672
Blackstone Secured Lending Fund 3.650%, 07/14/23 (144A)	610,000	634,278
BOC Aviation, Ltd.
2.750%, 09/18/22 (144A)	480,000	489,773
3.500%, 10/10/24 (144A) (e)	385,000	407,972
Brookfield Finance, Inc.
3.900%, 01/25/28	358,000	410,612
4.700%, 09/20/47	409,000	516,743

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Brookfield Finance, Inc.
4.850%, 03/29/29	485,000	$593,875
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	634,318
Capital One Financial Corp.
3.750%, 07/28/26	860,000	974,755
4.200%, 10/29/25	200,000	228,104
Charles Schwab Corp. (The)
0.900%, 03/11/26	590,000	597,747
4.000%, 10Y H15 + 3.079%, 12/01/30 (a)	770,000	810,425
CME Group, Inc. 3.000%, 03/15/25	440,000	482,304
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A) (e)	439,000	453,169
GE Capital Funding LLC 4.400%, 05/15/30 (144A)	375,000	441,835
GE Capital International Funding Co. 4.418%, 11/15/35	2,726,000	3,250,597
Invesco Finance plc 4.000%, 01/30/24	500,000	548,760
Jefferies Group LLC 5.125%, 01/20/23	300,000	327,713
Nomura Holdings, Inc.
2.648%, 01/16/25	845,000	902,267
2.679%, 07/16/30	540,000	571,358
ORIX Corp. 2.900%, 07/18/22	362,000	375,179
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	320,000	335,314
5.250%, 08/15/22 (144A)	3,335,000	3,500,009
5.500%, 02/15/24 (144A)	680,000	741,532
Private Export Funding Corp.
2.800%, 05/15/22	1,000,000	1,035,697
3.550%, 01/15/24	7,383,000	8,071,849

		42,257,109

Electric—2.9%
AEP Transmission Co. LLC 3.150%, 09/15/49	225,000	250,262
Alabama Power Co. 3.550%, 12/01/23	461,000	501,423
Alexander Funding Trust 1.841%, 11/15/23 (144A)	800,000	808,693
Baltimore Gas & Electric Co. 5.200%, 06/15/33 (e)	1,510,000	1,862,135
Berkshire Hathaway Energy Co. 6.125%, 04/01/36	325,000	480,512
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	1,056,513
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	250,000	288,073
Consumers Energy Co. 4.350%, 08/31/64	191,000	264,541
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	623,212

Electric—(Continued)
Dominion Energy, Inc. 2.850%, 08/15/26	183,000	201,593
DTE Electric Co. 5.700%, 10/01/37	300,000	420,238
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	418,954
Duke Energy Progress LLC
4.100%, 03/15/43	200,000	248,128
4.375%, 03/30/44	247,000	316,793
5.700%, 04/01/35	360,000	499,132
Duquesne Light Holdings, Inc.
2.532%, 10/01/30 (144A)	450,000	465,210
3.616%, 08/01/27 (144A)	1,050,000	1,161,058
Edison International
3.550%, 11/15/24	1,180,000	1,270,303
5.750%, 06/15/27 (e)	400,000	478,501
Emera U.S. Finance L.P. 4.750%, 06/15/46	500,000	638,414
Enel Finance International NV
3.500%, 04/06/28 (144A) (e)	465,000	529,359
3.625%, 05/25/27 (144A)	480,000	544,456
4.625%, 09/14/25 (144A)	265,000	308,554
Entergy Arkansas LLC 2.650%, 06/15/51	285,000	291,426
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	806,476
Entergy Corp. 2.950%, 09/01/26	194,000	213,777
Entergy Louisiana LLC
2.400%, 10/01/26	414,000	447,499
2.900%, 03/15/51	390,000	415,556
3.050%, 06/01/31	195,000	220,571
Evergy Metro, Inc. 5.300%, 10/01/41	315,000	429,677
Exelon Corp. 3.497%, 06/01/22	600,000	624,098
Exelon Generation Co. LLC
3.400%, 03/15/22	643,000	663,838
6.250%, 10/01/39	160,000	192,760
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,804,661
Fortis, Inc. 3.055%, 10/04/26	929,000	1,022,281
Indiana Michigan Power Co. 3.200%, 03/15/23 (e)	330,000	347,104
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	330,000	360,507
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	256,499
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	485,890
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	380,021
Nevada Power Co.
5.375%, 09/15/40	223,000	295,272
6.650%, 04/01/36	360,000	549,152

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	$329,972
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	485,767
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	437,766
Niagara Mohawk Power Corp.
1.960%, 06/27/30 (144A)	700,000	721,053
3.508%, 10/01/24 (144A)	305,000	334,866
Northern States Power Co. 6.500%, 03/01/28	628,000	826,810
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	560,000	580,418
2.450%, 12/02/27 (144A)	625,000	657,770
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	670,000	769,405
Pacific Gas and Electric Co.
1.600%, 3M LIBOR + 1.375%, 11/15/21 (a)	2,390,000	2,391,309
1.750%, 06/16/22	3,360,000	3,369,451
2.950%, 03/01/26	380,000	401,759
3.450%, 07/01/25	600,000	650,069
3.750%, 08/15/42	245,000	245,995
4.300%, 03/15/45	420,000	446,919
PacifiCorp 3.600%, 04/01/24	315,000	343,139
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	120,410
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	308,544
Progress Energy, Inc. 7.000%, 10/30/31	200,000	285,116
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	414,246
Public Service Co. of Oklahoma 6.625%, 11/15/37	600,000	881,407
Sempra Energy 4.050%, 12/01/23	1,054,000	1,154,776
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	594,051
Southern California Edison Co.
3.650%, 03/01/28	500,000	560,971
5.550%, 01/15/36	500,000	636,108
Southern Power Co. 5.150%, 09/15/41	400,000	492,140
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	323,285
Tampa Electric Co. 4.450%, 06/15/49	500,000	653,831
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	545,284
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	237,632
Virginia Electric & Power Co.
4.450%, 02/15/44	126,000	164,458

Electric—(Continued)
Virginia Electric & Power Co.
6.000%, 05/15/37	685,000	1,001,690

		44,809,539

Electronics—0.2%
Arrow Electronics, Inc.
3.250%, 09/08/24	439,000	475,011
3.875%, 01/12/28	376,000	423,822
Honeywell International, Inc. 1.350%, 06/01/25	1,095,000	1,133,139
Roper Technologies, Inc. 1.400%, 09/15/27	1,050,000	1,062,864

		3,094,836

Engineering & Construction—0.0%
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	200,000	210,700

Environmental Control—0.0%
Republic Services, Inc. 1.450%, 02/15/31	710,000	694,447

Food—0.5%
Campbell Soup Co. 3.125%, 04/24/50	287,000	302,559
Conagra Brands, Inc.
5.300%, 11/01/38	205,000	273,739
5.400%, 11/01/48	325,000	463,073
General Mills, Inc.
4.000%, 04/17/25	535,000	604,702
4.550%, 04/17/38	130,000	166,981
Kellogg Co. 2.100%, 06/01/30	460,000	482,924
Kroger Co. (The) 8.000%, 09/15/29	610,000	883,210
Mars, Inc. 1.625%, 07/16/32 (144A)	1,200,000	1,189,425
McCormick and Co., Inc. 2.500%, 04/15/30	1,239,000	1,326,068
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	1,160,000	1,227,369
5.200%, 04/01/29 (144A)	1,100,000	1,309,053
Tyson Foods, Inc. 5.150%, 08/15/44	100,000	137,797

		8,366,900

Forest Products & Paper—0.0%
International Paper Co. 8.700%, 06/15/38	250,000	422,622

Gas—0.5%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	700,000	772,034
4.250%, 07/15/27 (144A)	687,000	780,295

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
Atmos Energy Corp. 4.150%, 01/15/43	460,000	$574,695
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	635,042
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	378,803
NiSource, Inc.
1.700%, 02/15/31	570,000	566,799
2.950%, 09/01/29	465,000	511,280
Southern California Gas Co. 2.550%, 02/01/30	829,000	897,610
Southern Co. Gas Capital Corp.
3.500%, 09/15/21	1,000,000	1,014,008
3.950%, 10/01/46	212,000	249,189
4.400%, 06/01/43	375,000	459,780
6.000%, 10/01/34	1,000,000	1,374,355
Southwest Gas Corp. 3.800%, 09/29/46	332,000	383,554

		8,597,444

Healthcare-Products—0.2%
Abbott Laboratories 1.150%, 01/30/28	500,000	506,945
Boston Scientific Corp.
4.000%, 03/01/29	606,000	713,850
4.700%, 03/01/49	575,000	787,547
Thermo Fisher Scientific, Inc.
2.950%, 09/19/26	286,000	318,746
4.150%, 02/01/24	515,000	567,802

		2,894,890

Healthcare-Services—1.3%
Aetna, Inc. 6.625%, 06/15/36	297,000	436,269
Anthem, Inc.
3.500%, 08/15/24	1,035,000	1,135,458
4.101%, 03/01/28	460,000	543,582
4.650%, 08/15/44	324,000	425,523
Bon Secours Mercy Health, Inc.
3.205%, 06/01/50	625,000	667,027
3.464%, 06/01/30	820,000	933,794
Children S Hospital Corp. 2.585%, 02/01/50	430,000	429,058
Children’s Hospital 2.928%, 07/15/50	540,000	540,540
CommonSpirit Health
1.547%, 10/01/25	435,000	446,729
2.782%, 10/01/30	430,000	454,975
3.910%, 10/01/50	425,000	472,963
Cottage Health Obligated Group 3.304%, 11/01/49	500,000	562,284
Hackensack Meridian Health, Inc. 2.875%, 09/01/50	700,000	720,835
Hartford HealthCare Corp. 3.447%, 07/01/54	1,100,000	1,161,679

Healthcare-Services—(Continued)
HCA, Inc.
5.125%, 06/15/39	565,000	722,086
5.250%, 06/15/26	1,540,000	1,822,202
Laboratory Corp. of America Holdings 3.200%, 02/01/22	447,000	460,294
Memorial Health Services 3.447%, 11/01/49	995,000	1,062,347
MidMichigan Health 3.409%, 06/01/50	245,000	273,002
MultiCare Health System 2.803%, 08/15/50	365,000	378,415
NYU Langone Hospitals 3.380%, 07/01/55	410,000	428,162
Partners Healthcare System, Inc. 3.342%, 07/01/60	1,777,000	2,024,754
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	229,176
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	158,198
Rush Obligated Group 3.922%, 11/15/29	851,000	1,004,245
Texas Health Resources
2.328%, 11/15/50	340,000	319,739
4.330%, 11/15/55	250,000	338,268
UnitedHealth Group, Inc. 4.625%, 07/15/35	320,000	428,712
Universal Health Services, Inc. 2.650%, 10/15/30 (144A)	510,000	529,438
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	580,000	566,207

		19,675,961

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,142,769

Insurance—1.0%
AIA Group, Ltd.
3.600%, 04/09/29 (144A)	495,000	556,703
3.900%, 04/06/28 (144A) (e)	415,000	470,223
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	752,784
American Financial Group, Inc. 3.500%, 08/15/26	750,000	818,095
Aon plc 3.500%, 06/14/24	485,000	528,758
Assurant, Inc. 4.200%, 09/27/23	605,000	661,719
Athene Global Funding
2.750%, 06/25/24 (144A)	890,000	940,870
2.950%, 11/12/26 (144A)	1,825,000	1,956,908
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	1,099,315
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	837,746

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	$218,266
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	380,000	396,395
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	400,000	503,638
Intact U.S. Holdings, Inc. 4.600%, 11/09/22	750,000	798,109
Jackson National Life Global Funding
3.050%, 04/29/26 (144A)	300,000	333,083
3.250%, 01/30/24 (144A)	460,000	494,499
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	1,000,862
Lincoln National Corp. 4.200%, 03/15/22	350,000	365,138
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (a)	500,000	546,504
Massachusetts Mutual Life Insurance Co. 7.625%, 11/15/23 (144A)	550,000	623,074
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	541,084
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	625,000	837,918
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a)	200,000	227,000
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	265,717
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a)	430,000	448,275

		16,222,683

Iron/Steel—0.2%
Nucor Corp. 2.979%, 12/15/55 (144A)	250,000	259,559
Reliance Steel & Aluminum Co. 1.300%, 08/15/25	1,810,000	1,837,973
Steel Dynamics, Inc.
1.650%, 10/15/27	630,000	649,015
3.450%, 04/15/30	237,000	268,141
Vale Overseas, Ltd. 3.750%, 07/08/30	405,000	450,566

		3,465,254

Machinery-Diversified—0.2%
Deere & Co. 8.100%, 05/15/30	400,000	611,699
John Deere Capital Corp. 2.250%, 09/14/26	325,000	351,651
Nvent Finance Sarl 4.550%, 04/15/28	562,000	610,173
Otis Worldwide Corp. 2.565%, 02/15/30	1,110,000	1,191,320
Xylem, Inc. 3.250%, 11/01/26	118,000	132,621

		2,897,464

Media—1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	350,000	362,816
4.800%, 03/01/50	935,000	1,115,627
6.834%, 10/23/55	400,000	605,685
Comcast Corp.
1.500%, 02/15/31	950,000	943,342
2.650%, 08/15/62	705,000	704,062
3.250%, 11/01/39	545,000	617,695
3.900%, 03/01/38	591,000	722,299
4.200%, 08/15/34	556,000	696,343
4.250%, 01/15/33	1,880,000	2,358,491
4.600%, 10/15/38	880,000	1,158,127
4.950%, 10/15/58	540,000	818,212
COX Communications, Inc.
1.800%, 10/01/30 (144A)	870,000	868,583
2.950%, 10/01/50 (144A)	630,000	642,893
3.250%, 12/15/22 (144A)	1,010,000	1,063,801
Discovery Communications LLC 5.200%, 09/20/47	485,000	630,819
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	276,587
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,109,309
Time Warner Cable LLC 5.500%, 09/01/41	1,000,000	1,283,206
ViacomCBS, Inc.
3.700%, 08/15/24	474,000	519,648
4.850%, 07/01/42	255,000	314,240
5.900%, 10/15/40	125,000	166,830

		16,978,615

Mining—0.4%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	566,000	591,530
4.000%, 09/11/27 (144A)	300,000	344,354
Barrick Gold Corp. 6.450%, 10/15/35	300,000	417,015
Glencore Funding LLC
1.625%, 09/01/25 (144A)	2,140,000	2,201,130
2.500%, 09/01/30 (144A)	2,270,000	2,313,765
4.125%, 05/30/23 (144A)	346,000	374,182

		6,241,976

Miscellaneous Manufacturing—0.2%
General Electric Co.
3.625%, 05/01/30 (e)	580,000	662,529
5.550%, 01/05/26	393,000	476,050
Parker-Hannifin Corp.
4.100%, 03/01/47	250,000	309,514
4.450%, 11/21/44	333,000	425,812
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	540,235

		2,414,140

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.5%
BP Capital Markets America, Inc.
1.749%, 08/10/30	545,000	$546,770
2.939%, 06/04/51	1,260,000	1,284,093
3.017%, 01/16/27	655,000	722,419
BP Capital Markets plc 3.279%, 09/19/27	534,000	599,357
Chevron Corp. 2.236%, 05/11/30	460,000	492,003
Cimarex Energy Co. 3.900%, 05/15/27	710,000	782,233
Concho Resources, Inc. 2.400%, 02/15/31	390,000	407,944
Diamondback Energy, Inc.
3.250%, 12/01/26	440,000	469,664
4.750%, 05/31/25	900,000	1,013,017
Ecopetrol S.A. 4.125%, 01/16/25	433,000	470,892
Eni S.p.A. 4.000%, 09/12/23 (144A)	385,000	418,983
EQT Corp. 3.900%, 10/01/27	200,000	198,690
Exxon Mobil Corp.
2.610%, 10/15/30	940,000	1,026,166
2.992%, 03/19/25	1,060,000	1,159,956
2.995%, 08/16/39	690,000	745,982
3.095%, 08/16/49	860,000	926,596
Hess Corp. 6.000%, 01/15/40	245,000	302,315
HollyFrontier Corp. 2.625%, 10/01/23	775,000	791,999
Marathon Petroleum Corp.
3.625%, 09/15/24	371,000	404,805
4.500%, 05/01/23	232,000	251,897
4.700%, 05/01/25	138,000	158,057
Noble Energy, Inc.
5.050%, 11/15/44	450,000	631,643
6.000%, 03/01/41	360,000	546,847
Ovintiv, Inc 7.200%, 11/01/31	400,000	472,983
Pioneer Natural Resources Co. 1.900%, 08/15/30	800,000	792,010
Saudi Arabian Oil Co.
1.250%, 11/24/23 (144A)	200,000	202,559
1.625%, 11/24/25 (144A) (e)	220,000	225,389
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	870,505
5.950%, 05/15/35	210,000	271,740
7.875%, 06/15/26 (e)	544,000	702,817
9.250%, 10/15/21	243,000	259,208
Total Capital International S.A.
2.986%, 06/29/41	900,000	982,884
3.127%, 05/29/50	870,000	941,091
3.461%, 07/12/49 (e)	660,000	766,439
Valero Energy Corp.
1.200%, 03/15/24	710,000	716,452
2.150%, 09/15/27	640,000	653,653

Oil & Gas—(Continued)
Valero Energy Corp.
2.700%, 04/15/23	550,000	573,953
7.500%, 04/15/32	126,000	175,945

		22,959,956

Oil & Gas Services—0.1%
Baker Hughes Holdings LLC 5.125%, 09/15/40	360,000	475,274
Halliburton Co.
4.750%, 08/01/43	215,000	242,610
4.850%, 11/15/35	270,000	314,873
6.750%, 02/01/27	200,000	249,957
8.750%, 02/15/21 (e)	350,000	353,099
Schlumberger Investment S.A. 2.650%, 06/26/30	650,000	695,441

		2,331,254

Packaging & Containers—0.0%
WRKCo, Inc. 3.750%, 03/15/25	300,000	334,365

Pharmaceuticals—1.7%
AbbVie, Inc.
2.800%, 03/15/23	172,000	179,876
3.200%, 11/21/29	1,583,000	1,773,163
3.450%, 03/15/22	500,000	515,659
3.850%, 06/15/24	1,038,000	1,143,356
4.050%, 11/21/39	982,000	1,184,780
4.400%, 11/06/42	600,000	752,359
4.450%, 05/14/46	220,000	279,440
AstraZeneca plc
1.375%, 08/06/30	380,000	375,779
2.125%, 08/06/50	390,000	363,237
6.450%, 09/15/37	350,000	539,279
Becton Dickinson & Co. 3.734%, 12/15/24	85,000	94,222
Bristol-Myers Squibb Co.
1.125%, 11/13/27	940,000	949,057
3.200%, 06/15/26	784,000	881,865
4.125%, 06/15/39	527,000	671,207
4.550%, 02/20/48	550,000	767,067
5.000%, 08/15/45	200,000	289,211
5.700%, 10/15/40	165,000	240,719
Cigna Corp. 4.800%, 07/15/46	156,000	205,302
CVS Health Corp.
1.875%, 02/28/31	933,000	942,551
2.700%, 08/21/40	370,000	373,769
3.250%, 08/15/29	690,000	778,457
4.300%, 03/25/28	459,000	546,345
5.050%, 03/25/48	2,065,000	2,794,305
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	709,138	804,162
5.773%, 01/10/33 (144A)	686,438	806,156
6.204%, 10/10/25 (144A)	412,342	438,061

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
CVS Pass-Through Trust
8.353%, 07/10/31 (144A)	137,760	$182,127
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	102,668
Mylan, Inc.
4.550%, 04/15/28	350,000	415,911
5.400%, 11/29/43	400,000	527,779
Pfizer, Inc. 3.900%, 03/15/39	1,080,000	1,355,185
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	445,000	471,860
3.200%, 09/23/26	2,100,000	2,348,663
Takeda Pharmaceutical Co., Ltd. 3.025%, 07/09/40	460,000	484,597
3.175%, 07/09/50	440,000	468,090
3.375%, 07/09/60	310,000	342,827
Viatris, Inc. 3.850%, 06/22/40 (144A)	412,000	464,389
Zoetis, Inc. 2.000%, 05/15/30	590,000	610,521

		26,464,001

Pipelines—1.1%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	265,605
Boardwalk Pipelines L.P. 3.400%, 02/15/31	630,000	656,996
Buckeye Partners L.P. 5.850%, 11/15/43	575,000	564,937
Cameron LNG LLC 3.701%, 01/15/39 (144A)	769,000	866,019
Enable Midstream Partners L.P.
4.150%, 09/15/29	443,000	440,568
4.950%, 05/15/28	290,000	299,682
Enbridge, Inc.
3.700%, 07/15/27	200,000	227,859
4.500%, 06/10/44	350,000	408,553
5.750%, 5Y H15 + 5.314%, 07/15/80 (a)	385,000	433,230
6.250%, 3M LIBOR + 3.641%, 03/01/78 (a)	200,000	218,650
Energy Transfer Operating L.P. 6.050%, 06/01/41	270,000	315,850
EnLink Midstream Partners L.P.
4.150%, 06/01/25	200,000	196,000
5.600%, 04/01/44	201,000	161,302
Enterprise Products Operating LLC
3.900%, 02/15/24	470,000	513,739
4.950%, 10/15/54	179,000	227,292
5.100%, 02/15/45	200,000	259,498
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	415,000	421,429
2.600%, 10/15/25 (144A)	505,000	520,376
Kinder Morgan, Inc.
2.000%, 02/15/31 (e)	410,000	414,096
3.250%, 08/01/50	500,000	500,842
5.050%, 02/15/46	250,000	305,950

Pipelines—(Continued)
Magellan Midstream Partners L.P. 4.200%, 12/01/42	269,000	295,957
MPLX L.P. 2.650%, 08/15/30	630,000	659,884
4.125%, 03/01/27	373,000	430,042
4.500%, 04/15/38	814,000	929,968
5.250%, 01/15/25	375,000	384,844
5.500%, 02/15/49	165,000	216,938
ONEOK Partners L.P. 6.650%, 10/01/36	950,000	1,199,039
ONEOK, Inc.
3.400%, 09/01/29	245,000	262,074
5.200%, 07/15/48	70,000	81,582
Phillips 66 Partners L.P.
3.150%, 12/15/29	330,000	343,139
3.550%, 10/01/26	100,000	109,536
4.900%, 10/01/46	200,000	223,776
Plains All American Pipeline L.P. / PAA Finance Corp. 4.700%, 06/15/44	560,000	579,886
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	284,499
Sunoco Logistics Partners Operations L.P.
3.900%, 07/15/26	117,000	128,169
4.950%, 01/15/43	394,000	406,917
5.300%, 04/01/44	200,000	215,902
6.100%, 02/15/42	500,000	577,880
TC PipeLines L.P. 3.900%, 05/25/27	100,000	112,432
Tennessee Gas Pipeline Co. LLC 2.900%, 03/01/30 (144A)	425,000	454,232
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	400,000	432,129
4.750%, 05/15/38	300,000	374,917
Williams Cos., Inc. (The)
3.900%, 01/15/25	100,000	110,856
4.850%, 03/01/48	300,000	368,170

		17,401,241

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	677,175
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	603,000	665,620

		1,342,795

Real Estate Investment Trusts—1.6%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33	410,000	409,051
3.800%, 04/15/26	175,000	201,176
4.000%, 02/01/50	566,000	701,999
American Tower Corp.
1.500%, 01/31/28	965,000	970,588
1.875%, 10/15/30	845,000	851,876
2.100%, 06/15/30	470,000	482,127
2.250%, 01/15/22	500,000	509,589

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
American Tower Corp.
2.900%, 01/15/30	30,000	$32,684
2.950%, 01/15/51	645,000	645,304
3.375%, 10/15/26	287,000	322,391
3.700%, 10/15/49	665,000	754,275
Boston Properties L.P.
3.200%, 01/15/25	380,000	415,307
3.850%, 02/01/23	800,000	851,055
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	500,000	547,575
Crown Castle International Corp. 2.250%, 01/15/31	915,000	948,556
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	310,214
Equinix, Inc. 1.550%, 03/15/28	875,000	889,045
Essex Portfolio L.P. 2.650%, 03/15/32	565,000	605,855
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	421,768
Healthcare Trust of America Holdings L.P. 2.000%, 03/15/31	470,000	469,715
Healthpeak Properties, Inc.
3.500%, 07/15/29	600,000	680,274
3.875%, 08/15/24	1,136,000	1,256,560
Kimco Realty Corp. 2.700%, 10/01/30	960,000	1,033,603
LifeStorage L.P. 3.500%, 07/01/26	1,000,000	1,128,302
Mid-America Apartments L.P. 1.700%, 02/15/31	470,000	467,979
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	498,216
Office Properties Income Trust 4.000%, 07/15/22	627,000	640,862
Prologis L.P. 1.250%, 10/15/30	445,000	440,384
3.250%, 10/01/26	199,000	224,630
Realty Income Corp.
3.000%, 01/15/27	200,000	221,218
3.250%, 01/15/31	345,000	390,879
3.875%, 04/15/25	505,000	568,751
4.650%, 03/15/47	225,000	306,758
Regency Centers L.P. 2.950%, 09/15/29	560,000	598,256
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	769,578
Scentre Group Trust 2 4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (a)	635,000	661,917
SITE Centers Corp. 4.700%, 06/01/27	226,000	247,364
UDR, Inc.
2.100%, 08/01/32	470,000	478,742
2.950%, 09/01/26	233,000	255,679
3.000%, 08/15/31	95,000	105,039
3.200%, 01/15/30	625,000	694,453

Real Estate Investment Trusts—(Continued)
Ventas Realty L.P. 3.500%, 02/01/25	197,000	$216,916
3.850%, 04/01/27	369,000	412,832
Welltower, Inc. 3.100%, 01/15/30	445,000	486,731
6.500%, 03/15/41	225,000	314,195
WP Carey, Inc. 4.250%, 10/01/26	285,000	327,918

		24,768,186

Retail—0.4%
Alimentation Couche-Tard, Inc. 2.950%, 01/25/30 (144A)	360,000	393,211
3.800%, 01/25/50 (144A)	625,000	739,148
AutoZone, Inc. 1.650%, 01/15/31	530,000	526,288
Dollar General Corp. 4.125%, 05/01/28	485,000	571,761
Lowe’s Cos., Inc. 1.300%, 04/15/28	1,085,000	1,094,077
3.120%, 04/15/22	300,000	308,776
3.125%, 09/15/24	276,000	299,826
3.650%, 04/05/29	198,000	230,952
McDonald’s Corp. 4.450%, 03/01/47	180,000	233,502
4.700%, 12/09/35	84,000	108,562
6.300%, 10/15/37	152,000	228,675
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	562,241
Walmart, Inc. 3.300%, 04/22/24	575,000	626,604

		5,923,623

Savings & Loans—0.0%
Nationwide Building Society 1.000%, 08/28/25 (144A)	380,000	380,190

Semiconductors—0.4%
Analog Devices, Inc. 3.125%, 12/05/23	293,000	315,229
4.500%, 12/05/36	336,000	403,017
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	600,000	674,178
Broadcom, Inc.
4.110%, 09/15/28	1,268,000	1,450,581
4.250%, 04/15/26	800,000	916,393
4.750%, 04/15/29	680,000	812,814
Microchip Technology, Inc. 0.972%, 02/15/24 (144A)	970,000	972,231

		5,544,443

Software—0.3%
Fiserv, Inc.
3.200%, 07/01/26	305,000	341,574
4.400%, 07/01/49	295,000	394,463

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp.
2.400%, 08/08/26	400,000	$436,289
3.500%, 02/12/35	296,000	364,225
3.950%, 08/08/56	149,000	204,192
4.100%, 02/06/37	582,000	762,936
Oracle Corp.
3.800%, 11/15/37	900,000	1,085,729
3.850%, 07/15/36	124,000	149,566
3.900%, 05/15/35	106,000	130,011
4.300%, 07/08/34	103,000	130,268

		3,999,253

Telecommunications—1.5%
AT&T, Inc.
1.650%, 02/01/28	305,000	311,049
2.250%, 02/01/32	510,000	517,061
2.300%, 06/01/27	1,740,000	1,854,593
3.100%, 02/01/43	770,000	778,789
3.500%, 06/01/41	479,000	515,680
3.500%, 09/15/53 (144A)	2,795,000	2,784,345
4.500%, 05/15/35	1,000,000	1,212,573
Deutsche Telekom AG 3.625%, 01/21/50 (144A)	276,000	316,665
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	498,000	559,711
T-Mobile USA, Inc.
1.500%, 02/15/26 (144A)	1,570,000	1,607,476
2.050%, 02/15/28 (144A)	1,760,000	1,830,682
3.000%, 02/15/41 (144A)	975,000	1,010,802
3.750%, 04/15/27 (144A)	1,705,000	1,941,654
Verizon Communications, Inc.
2.650%, 11/20/40	779,000	786,678
2.987%, 10/30/56 (144A)	654,000	656,939
4.125%, 03/16/27	400,000	471,611
4.272%, 01/15/36	280,000	346,888
4.400%, 11/01/34	600,000	748,236
4.672%, 03/15/55	1,490,000	1,998,443
4.862%, 08/21/46	780,000	1,052,454
Vodafone Group plc
5.250%, 05/30/48	540,000	750,071
6.150%, 02/27/37	500,000	719,846

		22,772,246

Transportation—0.3%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	233,000	286,638
7.950%, 08/15/30	1,185,000	1,787,612
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	886,782
CSX Corp.
4.750%, 11/15/48	404,000	553,236
6.000%, 10/01/36	300,000	440,443
Norfolk Southern Corp.
3.850%, 01/15/24	679,000	740,687
3.942%, 11/01/47	219,000	266,897

Transportation—(Continued)
Union Pacific Corp. 4.100%, 09/15/67	200,000	250,887

		5,213,182

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 03/14/23 (144A)	948,000	991,122
4.125%, 08/01/23 (144A)	598,000	649,930

		1,641,052

Water—0.1%
American Water Capital Corp. 2.800%, 05/01/30	750,000	827,467

Total Corporate Bonds & Notes (Cost $479,366,949)		528,165,021

Asset-Backed Securities—8.5%

Asset-Backed - Automobile—2.2%
AmeriCredit Automobile Receivables Trust
2.690%, 06/19/23	409,000	414,619
2.710%, 08/18/22	264,360	265,906
3.130%, 01/18/23	945,000	968,174
Carvana Auto Receivables Trust 3.040%, 04/15/25 (144A)	3,815,000	3,943,940
CPS Auto Receivables Trust 3.790%, 06/15/23 (144A)	454,736	461,096
Drive Auto Receivables Trust
3.180%, 10/15/26	1,160,000	1,208,008
3.530%, 12/15/23 (144A)	2,448,136	2,484,936
3.660%, 11/15/24	1,558,618	1,570,624
3.720%, 09/16/24	773,449	777,115
3.840%, 03/15/23	915,266	926,212
4.090%, 06/15/26	1,225,000	1,283,102
4.160%, 05/15/24 (144A)	651,666	660,693
4.180%, 03/15/24 (144A)	1,003,348	1,013,170
DT Auto Owner Trust
3.550%, 11/15/22 (144A)	319	320
3.580%, 05/15/23 (144A)	277,557	279,386
3.810%, 12/15/23 (144A)	1,105,582	1,120,624
Exeter Automobile Receivables Trust 3.950%, 12/15/22 (144A)	158,369	159,524
Flagship Credit Auto Trust
2.180%, 02/16/27 (144A)	650,000	661,949
2.710%, 11/15/22 (144A)	192,357	192,756
3.790%, 12/16/24 (144A)	3,855,000	4,008,475
Hertz Vehicle Financing II L.P. 2.960%, 10/25/21 (144A)	131,135	131,267
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	1,990,129
Sonoran Auto Receivables Trust
4.750%, 07/15/24	2,766,643	2,794,310
4.750%, 06/15/25	3,007,136	3,059,761

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Tricolor Auto Securitization Trust 4.875%, 11/15/26 (144A)	3,242,914	$3,242,914
U.S. Auto Funding LLC 5.500%, 07/15/23 (144A)	716,247	734,922

		34,353,932

Asset-Backed - Credit Card—0.3%
Continental Finance Credit Card ABS Master Trust 2.240%, 12/15/28 (144A)	1,500,000	1,499,793
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	2,635,000	2,717,279

		4,217,072

Asset-Backed - Other—6.0%
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,120,689	1,202,968
3.678%, 12/17/36 (144A)	89,099	96,217
4.201%, 12/17/36 (144A)	400,000	429,416
4.290%, 10/17/36 (144A)	300,000	321,699
4.596%, 12/17/36 (144A)	250,000	271,101
5.036%, 10/17/52 (144A)	1,900,000	2,100,141
5.639%, 04/17/52 (144A)	500,000	556,338
6.231%, 10/17/36 (144A)	650,000	721,247
6.418%, 12/17/36 (144A)	300,000	336,181
American Tower Trust I 3.070%, 03/15/48 (144A)	920,000	938,057
Business Jet Securities LLC
2.981%, 11/15/35 (144A)	2,058,075	2,085,880
4.212%, 07/15/34 (144A)	2,827,021	2,886,746
4.447%, 06/15/33 (144A)	1,987,799	2,023,627
Camillo 5.000%, 12/05/23 (g) (h)	3,398,742	3,391,299
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	600,000	599,640
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	578,447	579,688
Commercial Mortgage Securities Association 3.500%, 07/25/23 (g) (h)	2,214,381	2,212,167
Conix Mortgage Asset Trust 4.704%, 12/25/47 † (144A) (g) (h)	1,078,519	17,041
COOF Securitization Trust, Ltd. 2.658%, 06/25/40 (144A) (a) (c)	621,993	52,066
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	1,786,149	1,882,435
3.880%, 03/15/52 (144A)	2,470,000	2,642,170
Diamond Resorts Owner Trust
3.270%, 10/22/29 (144A)	584,795	595,328
3.700%, 01/21/31 (144A)	1,196,627	1,249,713
FirstKey Homes Trust 2.668%, 10/19/37 (144A)	3,700,000	3,689,755
Fort Credit LLC 2.976%, 1M LIBOR + 2.830%, 11/16/35 (144A) † (a)	5,900,000	5,735,667
Foundation Finance Trust 3.860%, 11/15/34 (144A)	1,136,261	1,175,677

Asset-Backed - Other—(Continued)
Freedom Financial Network LLC
2.620%, 11/18/26 (144A)	507,783	510,549
3.990%, 10/20/25 (144A)	169,768	170,125
FTF Funding II LLC
3.100%, TBA (d)	1,139,105	852,050
3.220%, 03/17/31 (144A)	130,280	131,526
Goodgreen Trust
2.760%, 10/15/54 (144A)	1,647,101	1,702,404
3.260%, 10/15/53 (144A)	1,835,240	1,913,504
3.740%, 10/15/52 (144A)	383,017	403,808
5.000%, 10/20/51	2,555,287	2,483,739
HERO Funding Trust
3.080%, 09/20/42 (144A)	410,112	420,936
3.950%, 09/20/48 (144A)	1,457,660	1,526,210
4.460%, 09/20/47 (144A)	1,169,515	1,255,190
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	432,358	442,139
KGS-Alpha SBA COOF Trust
0.580%, 05/25/39 (144A) (a) (c)	2,812,444	40,536
0.821%, 08/25/38 (144A) (a) (c)	2,054,778	41,761
1.712%, 03/25/39 (144A) (a) (c)	2,198,663	89,057
2.777%, 04/25/40 (144A) (a) (c)	583,870	49,071
Lendingpoint Asset Securitization Trust 3.071%, 11/10/25 (144A)	267,198	267,431
LL ABS Trust 2.330%, 01/17/28 (144A)	2,111,534	2,124,476
LV Tower 52 Issuer LLC
5.750%, 07/15/49 (144A) † (g) (h)	1,123,661	1,133,314
7.750%, 02/15/23 (144A) † (g) (h)	479,377	483,495
Nationstar HECM Loan Trust 1.269%, 09/25/30 (144A) (a)	2,812,510	2,815,350
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	3,100,000	3,101,144
Oportun Funding IX LLC 3.910%, 07/08/24 (144A)	4,465,000	4,499,247
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	6,506,000	6,610,699
Pretium Mortgage Credit Partners I LLC 3.105%, 06/27/60 (144A) (i)	2,157,766	2,162,491
Progress Residential Trust 4.656%, 08/17/35 (144A)	2,568,000	2,611,304
Renew Financial 3.670%, 09/20/52 (144A)	495,584	510,629
Sierra Timeshare Receivables Funding LLC 1.330%, 07/20/37 (144A)	1,941,321	1,950,370
SOL S.p.A. 4.160%, 02/09/30	1,324,946	1,377,041
VM DEBT LLC 7.500%, 06/15/24 (j)	2,467,461	2,424,872
VOLT LLC 0.010%, 07/27/23 (g) (h)	2,823,552	2,768,492
2.981%, 02/25/50 (144A) (i)	1,649,976	1,652,580
3.278%, 11/25/49 (144A) (i)	1,396,304	1,396,934
VOLT LXXXV LLC 3.228%, 01/25/50 (144A) (i)	1,426,405	1,430,407

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT LXXXVII LLC 2.981%, 02/25/50 (144A) (i)	1,693,730	$1,696,021
VOLT LXXXVIII LLC 2.981%, 03/25/50 (144A) (i)	2,513,256	2,516,084
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	878,726	922,514

		94,279,764

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust 0.948%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	698,570	693,668

Total Asset-Backed Securities (Cost $133,315,007)		133,544,436

Mortgage-Backed Securities—5.1%

Collateralized Mortgage Obligations—2.9%
ACRE TL 6.400%, 12/15/21 (g) (h)	3,800,000	3,762,000
Banc of America Funding Trust 3.861%, 05/20/34 (a)	268,002	272,122
Bear Stearns ALT-A Trust 0.788%, 1M LIBOR + 0.640%, 07/25/34 (a)	61,465	61,611
BVRT Financing Trust 3.152%, 11/10/22 (144A) (g) (h)	3,880,000	3,880,000
FMC GMSR Issuer Trust 4.450%, 01/25/26 (144A) (a)	3,100,000	3,098,376
Global Mortgage Securitization, Ltd. 0.468%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	228,290	215,562
HarborView Mortgage Loan Trust 2.903%, 05/19/34 (a)	482,859	481,614
Headlands Residential LLC
3.875%, 08/25/24 (144A) (i)	4,450,000	4,479,494
3.875%, 11/25/24 (144A) (i)	3,600,000	3,624,070
3.967%, 06/25/24 (144A) (i)	3,100,000	3,115,497
Impac CMB Trust 0.888%, 1M LIBOR + 0.740%, 11/25/34 (a)	1,482,409	1,486,389
JPMorgan Mortgage Trust 3.074%, 08/25/34 (a)	73,295	75,450
MASTR Asset Securitization Trust 5.500%, 12/25/33	168,832	173,041
Merrill Lynch Mortgage Investors Trust
0.608%, 1M LIBOR + 0.460%, 04/25/29 (a)	235,835	230,616
0.648%, 1M LIBOR + 0.500%, 05/25/29 (a)	678,963	667,417
0.768%, 1M LIBOR + 0.620%, 10/25/28 (a)	274,466	273,545
0.788%, 1M LIBOR + 0.640%, 10/25/28 (a)	466,977	463,703
0.934%, 6M LIBOR + 0.680%, 01/25/29 (a)	378,622	382,613
RCO V Mortgage LLC 3.105%, 09/25/25 (144A) (i)	2,932,397	2,937,542
Seasoned Credit Risk Transfer Trust
3.500%, 07/25/58	4,350,220	4,746,627
3.500%, 10/25/58	1,343,830	1,565,478
Sequoia Mortgage Trust
0.752%, 1M LIBOR + 0.600%, 12/20/34 (a)	783,694	781,661
0.792%, 1M LIBOR + 0.640%, 01/20/34 (a)	399,744	398,959

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust
0.812%, 1M LIBOR + 0.660%, 07/20/33 (a)	454,197	450,126
0.832%, 1M LIBOR + 0.680%, 10/20/34 (a)	708,064	691,806
0.912%, 1M LIBOR + 0.760%, 04/20/33 (a)	366,549	366,017
Structured Asset Mortgage Investments Trust 1.052%, 1M LIBOR + 0.900%, 05/19/33 (a)	688,996	691,786
Structured Asset Mortgage Investments Trust II
0.852%, 1M LIBOR + 0.700%, 01/19/34 (a)	715,866	702,177
0.852%, 1M LIBOR + 0.700%, 03/19/34 (a)	685,698	673,875
Structured Asset Securities Corp. Mortgage Loan Trust 0.748%, 1M LIBOR + 0.600%, 10/25/27 (a)	6,879	6,875
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2.852%, 11/25/33 (a)	292,976	293,979
Thornburg Mortgage Securities Trust
0.788%, 1M LIBOR + 0.640%, 09/25/43 (a)	338,855	338,488
1.985%, 12/25/44 (a)	408,485	410,069
3.335%, 04/25/45 (a)	805,412	807,863
Toorak Mortgage Corp. 3.721%, 09/25/22 (i)	2,107,000	2,138,108

		44,744,556

Commercial Mortgage-Backed Securities—2.2%
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,287,532
BB-UBS Trust
2.892%, 06/05/30 (144A)	240,000	234,273
3.430%, 11/05/36 (144A)	2,950,000	3,073,557
BXMT, Ltd.
2.103%, 1M LIBOR + 1.950%, 06/15/35 (144A) (a)	2,200,000	2,187,541
2.853%, 1M LIBOR + 2.700%, 06/15/35 (144A) (a)	1,860,000	1,855,385
Citigroup Commercial Mortgage Trust 2.717%, 02/15/53	4,330,000	4,747,671
Commercial Mortgage Trust
0.216%, 07/10/45 (144A) (a) (c)	119,969,349	662,147
2.896%, 02/10/37 (144A)	3,050,000	3,041,634
3.815%, 04/10/33 (144A) (a)	1,450,000	1,614,440
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	825,537
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	3,133,536
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	864,716
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,997,000	1,992,071
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	528,995
RR Trust Zero Coupon, 04/26/48 (144A) † (b)	8,830,000	7,478,673
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,447,695
WF-RBS Commercial Mortgage Trust 4.256%, 03/15/45 (144A) (a)	300,000	277,495

		35,252,898

Total Mortgage-Backed Securities (Cost $79,315,859)		79,997,454

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—0.7%

Security Description	Principal Amount*	Value

Sovereign—0.7%
Colombia Government International Bonds
4.000%, 02/26/24	923,000	$997,994
5.000%, 06/15/45	749,000	913,780
5.625%, 02/26/44	200,000	259,000
7.375%, 09/18/37	200,000	291,750
Israel Government AID Bond Zero Coupon, 08/15/25	2,500,000	2,413,955
Mexico Government International Bonds
2.659%, 05/24/31	848,000	867,970
3.600%, 01/30/25	537,000	598,041
3.771%, 05/24/61	625,000	650,938
4.125%, 01/21/26 (e)	189,000	217,114
4.350%, 01/15/47	228,000	259,920
4.600%, 01/23/46	959,000	1,120,831
4.600%, 02/10/48	200,000	234,502
5.750%, 10/12/10	500,000	665,000
Panama Government International Bond 4.500%, 04/16/50	350,000	448,875
Republic of South Africa Government Bond 5.875%, 09/16/25	384,000	439,296

Total Foreign Government (Cost $9,300,038)		10,378,966

Short-Term Investment—6.1%

Repurchase Agreement—6.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $96,214,464; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $98,138,800.	96,214,464	96,214,464

Total Short-Term Investments (Cost $96,214,464)		96,214,464

Securities Lending Reinvestments (k)—2.3%

Certificates of Deposit—0.4%
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (a)	1,000,000	999,822
MUFG Bank Ltd. Zero Coupon, 02/22/21	1,998,695	1,999,380
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (a)	1,000,000	1,000,220
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (a)	1,000,000	999,870
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (a)	1,000,000	1,000,454

		5,999,746

Repurchase Agreements—1.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,500,069; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,776,372.	2,500,000	2,500,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $3,340,432; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $3,407,222.	3,340,414	3,340,414
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $800,011; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $816,000.	800,000	800,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $400,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,000,037; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,111,153.	1,000,000	1,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $6,500,152; collateralized by various Common Stock with an aggregate market value of $7,222,307.	6,500,000	6,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,800,040; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,996,914.	1,800,000	1,800,000

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (k)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,700,081; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,885,974.	1,700,000	$1,700,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $221,844.	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $3,000,060; collateralized by various Common Stock with an aggregate market value of $3,333,899.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,500,078; collateralized by various Common Stock with an aggregate market value of $3,889,549.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $600,025; collateralized by various Common Stock with an aggregate market value of $666,780.	600,000	600,000

		25,740,414

Mutual Funds—0.3%
Wells Fargo Government Money Market Fund, Select Class 0.030% (l)	4,000,000	4,000,000

Total Securities Lending Reinvestments (Cost $35,739,734)		35,740,160

Total Investments—105.2% (Cost $1,543,577,259)		1,649,041,338
Other assets and liabilities (net)—(5.2)%		(81,590,603)

Net Assets—100.0%		$1,567,450,735

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $14,848,190, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal only security.
(c)	Interest only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $38,596,815 and the collateral received consisted of cash in the amount of $35,739,109 and non-cash collateral with a value of $3,521,081. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 1.1% of net assets.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(l)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $289,155,588, which is 18.4% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	$1,078,519	$1,078,519	$17,041
Fort Credit LLC, 2.976%, 11/16/35	11/28/18	5,900,000	5,900,000	5,735,667
LV Tower 52 Issuer LLC, 5.750%, 07/15/49	08/03/15-02/10/17	1,123,661	1,122,398	1,133,314
LV Tower 52 Issuer LLC, 7.750%, 02/15/23	08/03/15	479,377	479,057	483,495
RR Trust, Zero Coupon, 04/26/48	05/24/18-05/29/18	8,830,000	5,926,793	7,478,673

				$14,848,190

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$765,000,837	$—	$765,000,837
Total Corporate Bonds & Notes*	—	528,165,021	—	528,165,021
Asset-Backed Securities
Asset-Backed - Automobile	—	34,353,932	—	34,353,932
Asset-Backed - Credit Card	—	4,217,072	—	4,217,072
Asset-Backed - Other	—	84,273,956	10,005,808	94,279,764
Asset-Backed - Student Loan	—	693,668	—	693,668
Total Asset-Backed Securities	—	123,538,628	10,005,808	133,544,436
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	37,102,556	7,642,000	44,744,556
Commercial Mortgage-Backed Securities	—	35,252,898	—	35,252,898
Total Mortgage-Backed Securities	—	72,355,454	7,642,000	79,997,454
Total Foreign Government*	—	10,378,966	—	10,378,966
Total Short-Term Investment*	—	96,214,464	—	96,214,464
Securities Lending Reinvestments
Certificates of Deposit	—	5,999,746	—	5,999,746
Repurchase Agreements	—	25,740,414	—	25,740,414
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	31,740,160	—	35,740,160
Total Investments	$4,000,000	$1,627,393,530	$17,647,808	$1,649,041,338

Collateral for Securities Loaned (Liability)	$—	$(35,739,109)	$—	$(35,739,109)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2020, transfers from Level 2 to Level 3 in the amount of $6,243,731 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2019	Realized Loss	Change in Unrealized Depreciation	Purchases	Sales	Transfer In	Amortization Premium/ Discount	Balance as of December 31, 2020	Change in Unrealized Depreciation from Investments Held at December 31, 2020
Asset-Backed Securities
Asset-Backed - Other	$5,708,773	$(90,656)	$(31,518)	$3,824,090	$(1,859,080)	$2,443,731	$10,468	$10,005,808	$(31,518)
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	—	(38,000)	3,880,000	—	3,800,000	—	7,642,000	(38,000)

Total	$5,708,773	$(90,656)	$(69,518)	$7,704,090	$(1,859,080)	$6,243,731	$10,468	$17,647,808	$(69,518)

	Fair Value at December 31, 2020	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Asset-Backed Securities
Asset-Backed - Other	$5,008,108	Market Transaction Method	Last Broker Indicated Price	$99.78	$100.86	$100.13	Increase
	4,980,659	Market Transaction Method	Precedent Transaction	$98.05	$99.90	$98.87	Increase
	17,041	Liquidation Value	Residual Litigation Payments Due	$1.58	$1.58	$1.58	Increase
Mortgage-Backed Securities
Collateralized Mortgage Obligations	3,762,000	Comparative Security Analysis	Issuance Price	$91.90	$100.00	$99.00	Increase
	3,880,000	Market Transaction Method	Precedent Transaction	$100.00	$100.00	$100.00	Increase

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,649,041,338
Cash	261,618
Receivable for:
Fund shares sold	91,707
Principal paydowns	38,894
Interest	6,797,424
Prepaid expenses	4,688

Total Assets	1,656,235,669
Liabilities
Collateral for securities loaned	35,739,109
Payables for:
TBA securities purchased	51,954,239
Fund shares redeemed	106,005
Accrued Expenses:
Management fees	540,931
Distribution and service fees	106,731
Deferred trustees’ fees	173,762
Other expenses	164,157

Total Liabilities	88,784,934

Net Assets	$1,567,450,735

Net Assets Consist of:
Paid in surplus	$1,491,751,469
Distributable earnings (Accumulated losses)	75,699,266

Net Assets	$1,567,450,735

Net Assets
Class A	$1,057,295,838
Class B	510,154,897
Capital Shares Outstanding*
Class A	98,058,106
Class B	47,402,719
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.78
Class B	10.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,543,577,259.
(b)	Includes securities loaned at value of $38,596,815.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest (a)	$42,419,985
Securities lending income	91,312

Total investment income	42,511,297
Expenses
Management fees	8,348,828
Administration fees	69,683
Custodian and accounting fees	173,760
Distribution and service fees—Class B	1,160,340
Audit and tax services	95,726
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	44,906
Insurance	10,938
Miscellaneous	18,775

Total expenses	10,022,924
Less management fee waiver	(2,125,156)

Net expenses	7,897,768

Net Investment Income	34,613,529

Net Realized and Unrealized Gain
Net realized gain on investments	26,103,787
Net change in unrealized appreciation on investments	55,928,227

Net realized and unrealized gain	82,032,014

Net Increase in Net Assets From Operations	$116,645,543

(a)	Net of foreign withholding taxes of $1,095.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,613,529	$45,692,887
Net realized gain	26,103,787	5,848,384
Net change in unrealized appreciation	55,928,227	91,800,955

Increase in net assets from operations	116,645,543	143,342,226

From Distributions to Shareholders
Class A	(37,878,748)	(51,907,154)
Class B	(14,921,675)	(19,719,147)

Total distributions	(52,800,423)	(71,626,301)

Decrease in net assets from capital share transactions	(28,376,824)	(745,460,799)

Total increase (decrease) in net assets	35,468,296	(673,744,874)

Net Assets
Beginning of period	1,531,982,439	2,205,727,313

End of period	$1,567,450,735	$1,531,982,439

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,008,201	$10,757,244	172,711	$1,767,692
Reinvestments	3,610,939	37,878,748	5,175,190	51,907,154
Redemptions	(11,058,464)	(118,407,653)	(77,621,253)	(799,244,494)

Net decrease	(6,439,324)	$(69,771,661)	(72,273,352)	$(745,569,648)

Class B
Sales	10,349,867	$110,142,102	4,578,083	$47,023,559
Reinvestments	1,422,467	14,921,675	1,966,017	19,719,147
Redemptions	(7,878,462)	(83,668,940)	(6,511,566)	(66,633,857)

Net increase	3,893,872	$41,394,837	32,534	$108,849

Decrease derived from capital shares transactions		$(28,376,824)		$(745,460,799)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.36	$10.02	$10.30	$10.22	$10.28

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.27	0.26	0.24	0.22
Net realized and unrealized gain (loss)	0.57	0.57	(0.24)	0.12	0.04

Total income (loss) from investment operations	0.82	0.84	0.02	0.36	0.26

Less Distributions
Distributions from net investment income	(0.40)	(0.50)	(0.30)	(0.28)	(0.32)

Total distributions	(0.40)	(0.50)	(0.30)	(0.28)	(0.32)

Net Asset Value, End of Period	$10.78	$10.36	$10.02	$10.30	$10.22

Total Return (%) (b)	8.16	8.50	0.28	3.56	2.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income to average net assets (%)	2.36	2.67	2.62	2.34	2.09
Portfolio turnover rate (%)	46 (d)	30	24	23	18
Net assets, end of period (in millions)	$1,057.3	$1,082.2	$1,771.1	$1,926.3	$1,905.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.34	$10.00	$10.28	$10.20	$10.26

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.25	0.24	0.21	0.19
Net realized and unrealized gain (loss)	0.58	0.56	(0.24)	0.13	0.05

Total income (loss) from investment operations	0.80	0.81	0.00	0.34	0.24

Less Distributions
Distributions from net investment income	(0.38)	(0.47)	(0.28)	(0.26)	(0.30)

Total distributions	(0.38)	(0.47)	(0.28)	(0.26)	(0.30)

Net Asset Value, End of Period	$10.76	$10.34	$10.00	$10.28	$10.20

Total Return (%) (b)	7.89	8.21	0.02	3.31	2.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	2.11	2.42	2.37	2.09	1.84
Portfolio turnover rate (%)	46 (d)	30	24	23	18
Net assets, end of period (in millions)	$510.2	$449.7	$434.7	$484.2	$478.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 25% for the year ended December 31, 2020.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $96,214,464. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,740,414. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(5,236,911)	$—	$—	$—	$(5,236,911)
U.S. Treasury & Government Agencies	(30,502,198)	—	—	—	(30,502,198)
Total Borrowings	$(35,739,109)	$—	$—	$—	$(35,739,109)
Gross amount of recognized liabilities for securities lending transactions					$(35,739,109)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$401,205,977	$276,941,698	$496,510,496	$224,627,923

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$305,945,144	$255,081,778

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $8,348,828.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,547,988,707

Gross unrealized appreciation	108,187,015
Gross unrealized depreciation	(7,134,383)

Net unrealized appreciation (depreciation)	$101,052,632

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$52,800,423	$71,626,301	$—	$—	$52,800,423	$71,626,301

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,564,888	$—	$101,052,631	$(64,744,489)	$75,873,030

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $64,744,489.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $889,134 and accumulated long-term capital losses of $18,237,566.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Core Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Core Bond Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-36

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-37

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2020, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2020. The Board also took into account that the Portfolio performed equally to the average of its Morningstar Category for the one-year period ended June 30, 2020 and outperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2020. The Board considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three -year period ended October 31, 2020, but underperformed its benchmark for the one-year and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the JP Morgan Global Active Allocation Portfolio returned 12.23%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

The year 2020 will forever be remembered as the year of the virus. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade, and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully, with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500 Index experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose in November on the back of a vaccine rollout led by Pfizer and Moderna, as well as tempered volatility after the U.S. election. Moving into year end, U.S. Congress approved in December an additional $900 billion stimulus package in the form of direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.5% for the year, as measured by the MSCI World Index. In the U.S., small cap equities returned 20% according to the Russell 2000 Index, outperforming large caps which were up 18.4% as measured by the S&P 500 Index. Growth stocks outperformed value as the Russell 3000 Growth Index rose by 38.3% and the Russell 3000 Value Index returned 2.9%. The best performing equity sectors were Information Technology and Consumer Discretionary, and the worst were Energy and Real Estate. Emerging market equities returned 18.7% as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.9% as measured by the MSCI Europe Index and Japanese equities were up 14.9% according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the Federal Reserve (the “Fed”) issued two separate out of meeting “emergency” cuts in March which led the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.5% in U.S. dollar terms as the 10-year U.S. Treasury yield fell 95 basis points throughout the year. The Bloomberg Barclays U.S. High Yield Index returned 7.1%, and the Bloomberg Barclays U.S. Investment Grade Corporate Bond Index returned 9.9%. The Bloomberg Barclays Emerging Markets Index returned 6.5% in U.S. dollar terms.

The Portfolio maintains a pro-risk tilt, spread across stocks and credit. We prefer cyclical equities including U.S. small cap and emerging markets. Spreads across the credit complex tightened sharply in the fourth quarter of 2020, but we still believe credit as a whole is well geared to the wider economic recovery.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the Portfolio is a diversified, growth-oriented asset allocation that seeks to reduce exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s current long-term strategic asset allocation has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging markets debt. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM framework output, but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the strategic asset allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year U.S. Treasury interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting full levels of risk in all asset classes. By March 31st, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio was fully de-risked in emerging markets debt, substantially de-risked in U.S. and Europe, Australasia, and the Far East (“EAFE”) equities, largely de-risked in emerging market equities, and moderately de-risked in convertibles, meaning those exposures were reduced. Given the rally in global equity and fixed income markets in the second and third quarters, the negative momentum signals subsided, and by August 31st, the Portfolio had re-risked across asset classes back to long-term levels.

In 2020, the Portfolio performed largely in line with the Dow Jones Moderate Index. The Portfolio underperformed the benchmark by one basis point for the period. The duration overlay and security selection decisions contributed positively to performance. Growth Advantage and Emerging Market Equity were the best performing active exposures within the Portfolio while Value Advantage and EAFE Research Enhanced Index were the poorest performing. SEM detracted over the period, as did asset allocation decisions.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During the twelve-month period, the Portfolio utilized equity futures, Treasury futures, foreign fixed income futures, interest rate swaps, and currency forwards for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

As of period-end, the Portfolio was overweight equities overall. The Portfolio was overweight U.S. equities, with a preference for small caps over large caps. The Portfolio was overweight Hong Kong, EAFE, and emerging markets equities. In fixed income, the Portfolio was overweight investment grade and high yield corporates. This was funded from an underweight to the U.S. Core Fixed Income active exposure and U.S. government bonds. The Portfolio was also underweight emerging market debt.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
JPMorgan Global Active Allocation Portfolio
Class B	12.23	7.89	7.38
Dow Jones Moderate Index	12.24	9.36	7.99

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Equity Sectors

% of Net Assets
Financials	8.9
Information Technology	6.2
Consumer Discretionary	4.9
Industrials	4.5
Health Care	4.0

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	19.2
Corporate Bonds & Notes	15.6
U.S. Treasury & Government Agencies	5.3
Asset-Backed Securities	1.6
Mortgage-Backed Securities	0.7

Top Equity Holdings

% of Net Assets
Bank of America Corp.	0.6
Apple, Inc.	0.6
Taiwan Semiconductor Manufacturing Co., Ltd.	0.6
Nestle S.A.	0.6
Microsoft Corp.	0.5

Top Fixed Income Issuers

% of Net Assets
Barclays Bank plc	1.5
Booking Holdings, Inc.	1.3
STMicroelectronics NV	1.1
Fannie Mae Pool	1.1
Sika AG	1.0

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.96%	$1,000.00	$1,152.60	$5.19
	Hypothetical*	0.96%	$1,000.00	$1,020.31	$4.88

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—36.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Airbus SE (a)	14,114	$1,550,415
Austal, Ltd.	114,914	236,790
General Dynamics Corp.	4,985	741,868
Northrop Grumman Corp.	2,350	716,092
Raytheon Technologies Corp.	20,289	1,450,866
Safran S.A. (a)	15,849	2,247,712
Thales S.A.	3,715	340,304
Ultra Electronics Holdings plc	19,029	539,497

		7,823,544

Air Freight & Logistics—0.2%
bpost S.A. (a)	38,438	398,914
Deutsche Post AG	56,666	2,804,271
FedEx Corp.	2,293	595,309
Kintetsu World Express, Inc.	9,100	215,793
PostNL NV (a)	230,292	785,557
Yamato Holdings Co., Ltd.	5,100	130,273

		4,930,117

Airlines—0.1%
Delta Air Lines, Inc.	3,300	132,693
Japan Airlines Co., Ltd. (a)	20,300	393,291
Qantas Airways, Ltd. (a)	131,822	493,559
Ryanair Holdings plc (ADR) (a)	3,623	398,457
Southwest Airlines Co.	4,280	199,491

		1,617,491

Auto Components—0.1%
Bridgestone Corp.	8,300	272,647
Denso Corp.	13,300	791,871
Magna International, Inc.	3,135	221,958
Sumitomo Electric Industries, Ltd.	27,900	370,112
TS Tech Co., Ltd.	13,500	417,975

		2,074,563

Automobiles—0.8%
Daimler AG	30,338	2,142,223
General Motors Co.	6,067	252,630
Honda Motor Co., Ltd.	14,300	399,374
Isuzu Motors, Ltd.	32,200	306,561
Peugeot S.A. (a)	83,112	2,274,538
Suzuki Motor Corp.	12,200	566,407
Tesla, Inc. (a)	5,926	4,181,800
Thor Industries, Inc. (b)	2,902	269,857
Toyota Motor Corp.	81,700	6,264,671

		16,658,061

Banks—3.1%
Australia & New Zealand Banking Group, Ltd.	43,006	753,603
Banco Bilbao Vizcaya Argentaria S.A.	126,555	620,384
Banco Santander S.A. (a)	193,192	599,838
Bank Central Asia Tbk PT	530,000	1,277,003
Bank of America Corp.	113,700	3,446,247
Bank Rakyat Indonesia Persero Tbk PT	4,980,700	1,478,442
BAWAG Group AG (a)	6,545	307,065

Banks—(Continued)
BNP Paribas S.A. (a)	62,521	$3,297,621
BOC Hong Kong Holdings, Ltd.	575,000	1,747,433
Capitec Bank Holdings, Ltd. (a)	11,969	1,166,353
Citigroup, Inc.	24,387	1,503,702
Citizens Financial Group, Inc.	25,683	918,424
Commonwealth Bank of Australia	11,616	736,096
Credicorp, Ltd.	5,444	892,925
DBS Group Holdings, Ltd.	181,400	3,431,159
DNB ASA (a)	77,456	1,525,018
Erste Group Bank AG (a)	31,533	951,989
Fifth Third Bancorp	6,995	192,852
FinecoBank Banca Fineco S.p.A. (a)	69,957	1,141,672
First Republic Bank	4,789	703,648
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	153,201	844,166
HDFC Bank, Ltd. (ADR) (a)(b)	77,649	5,610,917
HSBC Holdings plc (a)	157,798	823,346
ING Groep NV (a)	165,566	1,568,468
Intesa Sanpaolo S.p.A. (a)	184,313	430,009
Itau Unibanco Holding S.A. (ADR)	195,972	1,193,469
KBC Group NV (a)	14,694	1,029,863
KeyCorp	25,833	423,920
Kotak Mahindra Bank, Ltd. (a)	80,408	2,200,284
Lloyds Banking Group plc (a)	2,229,962	1,124,085
M&T Bank Corp.	7,469	950,804
Mitsubishi UFJ Financial Group, Inc.	445,700	1,973,840
National Australia Bank, Ltd.	21,328	372,095
Natwest Group plc (a)	467,827	1,081,981
Norwegian Finans Holding ASA (a)	61,519	521,104
Oversea-Chinese Banking Corp., Ltd.	70,200	533,710
PNC Financial Services Group, Inc. (The)	7,630	1,136,870
Regions Financial Corp.	19,908	320,917
Sberbank of Russia PJSC (ADR) (b)	76,198	1,104,871
Shinsei Bank, Ltd.	28,600	354,917
Skandinaviska Enskilda Banken AB - Class A (a)	99,993	1,026,471
Standard Chartered plc (a)	154,244	989,063
Sumitomo Mitsui Financial Group, Inc.	72,600	2,246,469
Sumitomo Mitsui Trust Holdings, Inc.	32,000	992,242
Svenska Handelsbanken AB - A Shares (a)	122,012	1,224,229
Truist Financial Corp.	25,434	1,219,052
U.S. Bancorp	24,508	1,141,828
United Overseas Bank, Ltd.	89,700	1,531,352
Wells Fargo & Co.	72,364	2,183,946
Westpac Banking Corp.	65,200	972,812

		63,818,574

Beverages—0.6%
Ambev S.A. (ADR) (b)	251,008	768,084
Anheuser-Busch InBev S.A.	3,591	250,948
Asahi Group Holdings, Ltd.	17,600	725,444
Budweiser Brewing Co. APAC, Ltd.	488,900	1,616,200
Carlsberg A/S - Class B	13,381	2,145,217
Coca-Cola Co. (The)	17,207	943,632
Constellation Brands, Inc. - Class A	3,132	686,065
Diageo plc	51,824	2,048,142
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	9,417	713,526
Heineken NV	3,348	373,368

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Keurig Dr Pepper, Inc.	13,556	$433,792
Kweichow Moutai Co., Ltd. - Class A	7,156	2,186,796
Pernod-Ricard S.A.	1,424	272,964

		13,164,178

Biotechnology—0.5%
AbbVie, Inc.	24,815	2,658,927
Alexion Pharmaceuticals, Inc. (a)	3,172	495,593
Alnylam Pharmaceuticals, Inc. (a)	1,902	247,203
Amgen, Inc.	5,077	1,167,304
Biogen, Inc. (a)	1,963	480,660
CSL, Ltd.	12,330	2,694,198
Exact Sciences Corp. (a)	4,035	534,597
Exelixis, Inc. (a)	15,011	301,271
Regeneron Pharmaceuticals, Inc. (a)	1,849	893,271
Vertex Pharmaceuticals, Inc. (a)	1,623	383,580

		9,856,604

Building Products—0.4%
Cie de Saint-Gobain (a)	24,044	1,102,491
Daikin Industries, Ltd.	10,000	2,227,168
Fortune Brands Home & Security, Inc.	5,743	492,290
Kingspan Group plc (a)	2,713	190,454
Masco Corp.	6,651	365,339
Trane Technologies plc	10,178	1,477,439
Uponor Oyj	12,906	286,255
Xinyi Glass Holdings, Ltd.	416,000	1,164,159

		7,305,595

Capital Markets—1.2%
3i Group plc	162,279	2,592,645
B3 S.A. - Brasil Bolsa Balcao	93,074	1,116,417
BlackRock, Inc.	686	494,976
Blackstone Group, Inc. (The) - Class A	6,828	442,523
Charles Schwab Corp. (The)	31,647	1,678,557
CMC Markets plc	33,231	177,756
Credit Suisse Group AG (a)	57,241	736,383
Deutsche Boerse AG	1,079	183,182
DWS Group GmbH & Co. KGaA	15,423	655,824
Euronext NV	7,882	868,462
Goldman Sachs Group, Inc. (The)	2,228	587,546
Hong Kong Exchanges and Clearing, Ltd.	52,400	2,882,019
Intercontinental Exchange, Inc.	4,845	558,580
Invesco, Ltd.	15,082	262,879
Julius Baer Group, Ltd.	19,209	1,112,670
London Stock Exchange Group plc	5,817	717,032
Macquarie Group, Ltd.	1,577	168,507
MarketAxess Holdings, Inc.	263	150,057
Morgan Stanley	28,749	1,970,169
MSCI, Inc.	158	70,552
Nomura Holdings, Inc.	239,500	1,267,843
Northern Trust Corp.	5,792	539,467
S&P Global, Inc.	3,961	1,302,100
State Street Corp.	5,425	394,832
Swissquote Group Holding S.A.	6,024	585,331

Capital Markets—(Continued)
T. Rowe Price Group, Inc.	4,308	652,188
UBS Group AG (a)	191,069	2,672,373

		24,840,870

Chemicals—0.6%
Air Liquide S.A.	10,549	1,731,394
Air Products & Chemicals, Inc.	753	205,735
Akzo Nobel NV	13,697	1,471,322
Asahi Kasei Corp.	63,900	657,252
BASF SE	5,393	425,858
Celanese Corp.	1,215	157,877
Dow, Inc.	2,650	147,075
DuPont de Nemours, Inc.	4,282	304,493
Eastman Chemical Co.	5,142	515,640
Givaudan S.A.	166	699,238
Koninklijke DSM NV	3,597	619,641
Linde plc	1,315	346,516
LyondellBasell Industries NV - Class A	1,740	159,488
PPG Industries, Inc.	1,499	216,186
Shin-Etsu Chemical Co., Ltd.	14,300	2,503,409
Teijin, Ltd.	20,800	392,202
Tokuyama Corp.	27,100	609,820
Toray Industries, Inc.	34,400	204,123
Toyobo Co., Ltd.	16,300	218,320

		11,585,589

Commercial Services & Supplies—0.1%
Cintas Corp.	366	129,366
Copart, Inc. (a)	3,702	471,079
SPIE S.A. (a)	40,914	891,288

		1,491,733

Communications Equipment—0.1%
Cisco Systems, Inc.	19,806	886,318
CommScope Holding Co., Inc. (a)	43,123	577,848
Motorola Solutions, Inc.	338	57,480
Nokia Oyj (a)	29,252	111,561
VTech Holdings, Ltd.	61,200	474,977

		2,108,184

Construction & Engineering—0.1%
Kinden Corp.	26,200	427,527
Kyudenko Corp.	9,800	316,486
Nippo Corp.	10,900	299,346
Obayashi Corp.	87,500	757,994
Vinci S.A.	10,682	1,062,874

		2,864,227

Construction Materials—0.3%
CRH plc (a)	20,446	864,300
CSR, Ltd.	236,821	955,739
LafargeHolcim, Ltd. (a)	28,494	1,563,671
Martin Marietta Materials, Inc.	3,365	955,559
Wienerberger AG	29,942	954,747

		5,294,016

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—0.1%
American Express Co.	5,953	$719,777
Capital One Financial Corp.	21,993	2,174,008

		2,893,785

Containers & Packaging—0.2%
Avery Dennison Corp.	906	140,530
Ball Corp.	4,763	443,816
Crown Holdings, Inc. (a)	1,955	195,891
Graphic Packaging Holding Co.	36,068	610,992
Packaging Corp. of America	5,779	796,982
Smurfit Kappa Group plc	6,236	290,033
WestRock Co.	17,349	755,202

		3,233,446

Distributors—0.0%
D’ieteren S.A.	9,935	824,100

Diversified Consumer Services—0.0%
H&R Block, Inc.	1,365	21,649

Diversified Financial Services—0.3%
Berkshire Hathaway, Inc. - Class B (a)	15,754	3,652,880
M&G plc	106,509	288,512
Mitsubishi UFJ Lease & Finance Co., Ltd.	119,300	575,711
ORIX Corp.	121,400	1,884,010
Voya Financial, Inc.	1,280	75,277

		6,476,390

Diversified Telecommunication Services—0.5%
Bezeq The Israeli Telecommunication Corp., Ltd. (a)	475,250	477,297
Deutsche Telekom AG	88,127	1,610,489
Internet Initiative Japan, Inc.	22,400	441,632
Koninklijke KPN NV	282,438	856,291
Nippon Telegraph & Telephone Corp.	99,700	2,556,433
Orange S.A.	65,234	776,389
Spark New Zealand, Ltd.	166,028	561,347
Telenor ASA	56,447	955,968
Verizon Communications, Inc.	39,095	2,296,831

		10,532,677

Electric Utilities—0.7%
American Electric Power Co., Inc.	10,647	886,576
CLP Holdings, Ltd.	24,000	222,175
Edison International	6,505	408,644
Endesa S.A.	64,283	1,762,582
Enel S.p.A.	238,549	2,408,955
Entergy Corp.	3,764	375,798
Exelon Corp.	4,519	190,792
Fjordkraft Holding ASA	25,783	250,260
Iberdrola S.A.	194,504	2,781,709
NextEra Energy, Inc.	27,540	2,124,711
Okinawa Electric Power Co., Inc. (The)	5,785	78,050
Orsted A/S	8,985	1,837,655
Xcel Energy, Inc.	16,233	1,082,254

		14,410,161

Electrical Equipment—0.6%
AMETEK, Inc.	3,751	453,646
Eaton Corp. plc	5,378	646,113
Generac Holdings, Inc. (a)	2,877	654,259
Mabuchi Motor Co., Ltd.	6,300	275,403
Mitsubishi Electric Corp.	27,800	420,845
Nidec Corp.	6,000	755,970
Prysmian S.p.A.	14,043	500,631
Schneider Electric SE	36,387	5,263,215
Siemens Energy AG (a)	8,249	302,746
Signify NV (a)	39,608	1,678,033
WEG S.A.	65,073	954,924

		11,905,785

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	2,562	335,033
Arrow Electronics, Inc. (a)	4,949	481,538
Delta Electronics, Inc.	192,867	1,799,091
Hitachi, Ltd.	74,500	2,939,726
Keyence Corp.	5,000	2,813,911
Keysight Technologies, Inc. (a)	4,200	554,778
Largan Precision Co., Ltd.	6,000	679,758
Murata Manufacturing Co., Ltd.	14,500	1,305,886
Shimadzu Corp.	18,800	732,260
Softwareone Holding AG	26,689	789,338
TE Connectivity, Ltd.	2,228	269,744
Zebra Technologies Corp. - Class A (a)	1,630	626,458

		13,327,521

Entertainment—0.7%
Capcom Co., Ltd.	16,000	1,040,251
Konami Holdings Corp.	13,200	742,978
NetEase, Inc. (ADR)	11,135	1,066,399
Netflix, Inc. (a)	3,552	1,920,673
Nexon Co., Ltd.	26,600	819,225
Nintendo Co., Ltd.	6,200	3,956,773
Sea, Ltd. (ADR) (a)	18,217	3,626,094
Spotify Technology S.A. (a)	1,441	453,425
Square Enix Holdings Co., Ltd.	2,300	139,569
Take-Two Interactive Software, Inc. (a)	2,768	575,163

		14,340,550

Equity Real Estate Investment Trusts—0.4%
American Homes 4 Rent - Class A	18,086	542,580
Brixmor Property Group, Inc.	29,592	489,748
Camden Property Trust	2,468	246,603
Dexus	78,693	573,336
EastGroup Properties, Inc.	2,442	337,143
Equinix, Inc.	692	494,213
Equity LifeStyle Properties, Inc.	1,433	90,795
Federal Realty Investment Trust	4,546	386,956
Goodman Group	78,010	1,137,954
GPT Group (The)	89,165	309,613
Kimco Realty Corp.	33,723	506,182
Lamar Advertising Co. - Class A	1,469	122,250
Mid-America Apartment Communities, Inc.	6,747	854,777
Outfront Media, Inc.	10,594	207,219

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Prologis, Inc.	5,193	$517,534
Public Storage	3,539	817,261
Rayonier, Inc.	19,435	571,000
Realty Income Corp.	735	45,695
Sun Communities, Inc.	470	71,416
UDR, Inc.	1,021	39,237
Ventas, Inc.	2,708	132,800
Weyerhaeuser Co.	14,521	486,889

		8,981,201

Food & Staples Retailing—0.5%
Bid Corp., Ltd.	58,031	1,042,183
Coles Group, Ltd.	68,489	958,276
Costco Wholesale Corp.	1,083	408,053
Jeronimo Martins SGPS S.A.	10,953	185,233
Kesko Oyj - B Shares	13,638	350,417
Koninklijke Ahold Delhaize NV	63,024	1,779,809
Kroger Co. (The)	4,856	154,227
President Chain Store Corp.	126,000	1,196,921
Raia Drogasil S.A.	124,739	603,342
Seven & i Holdings Co., Ltd.	8,200	291,195
Sugi Holdings Co., Ltd.	9,800	655,845
Sysco Corp.	5,718	424,619
Tesco plc	363,888	1,148,851
Valor Holdings Co., Ltd.	10,200	261,353
Wal-Mart de Mexico S.A.B. de C.V.	352,504	990,224
Woolworths Group, Ltd.	10,365	314,354

		10,764,902

Food Products—0.8%
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	39,445	1,213,205
Kraft Heinz Co. (The)	11,407	395,367
Mondelez International, Inc. - Class A	11,862	693,571
Nestle S.A.	96,775	11,393,213
Nichirei Corp.	8,700	244,573
Post Holdings, Inc. (a)	7,644	772,120
Tate & Lyle plc	58,637	541,276
WH Group, Ltd. (144A)	852,000	714,408

		15,967,733

Gas Utilities—0.1%
Osaka Gas Co., Ltd.	9,000	184,364
Snam S.p.A.	202,843	1,139,084
Tokyo Gas Co., Ltd.	10,100	234,790

		1,558,238

Health Care Equipment & Supplies—0.5%
Abbott Laboratories	1,352	148,031
ABIOMED, Inc. (a)	155	50,251
Ansell, Ltd.	56,752	1,524,563
Baxter International, Inc.	5,775	463,386
Becton Dickinson & Co.	997	249,469
Boston Scientific Corp. (a)	12,222	439,381
DexCom, Inc. (a)	1,662	614,475
Edwards Lifesciences Corp. (a)	1,271	115,953

Health Care Equipment & Supplies—(Continued)
GVS S.p.A. (a)	14,741	274,593
Hoya Corp.	12,300	1,700,217
Insulet Corp. (a)(b)	956	244,382
Intuitive Surgical, Inc. (a)	1,031	843,461
Koninklijke Philips NV (a)	6,290	336,618
Medtronic plc	15,008	1,758,037
Zimmer Biomet Holdings, Inc.	4,028	620,675

		9,383,492

Health Care Providers & Services—0.4%
AmerisourceBergen Corp.	5,004	489,191
Anthem, Inc.	894	287,054
Centene Corp. (a)	1,123	67,414
Cigna Corp.	4,227	879,977
CVS Health Corp.	5,413	369,708
Fresenius Medical Care AG & Co. KGaA	9,964	831,087
Galenica AG	9,595	639,199
HCA Healthcare, Inc.	2,159	355,069
McKesson Corp.	5,557	966,473
Ship Healthcare Holdings, Inc.	4,200	233,864
UnitedHealth Group, Inc.	10,444	3,662,502

		8,781,538

Health Care Technology—0.0%
Teladoc Health, Inc. (a)	1,669	333,733

Hotels, Restaurants & Leisure—0.3%
Accor S.A. (a)	13,329	485,591
Airbnb, Inc. - Class A (a)	1,929	283,177
Betsson AB (a)(b)	75,817	678,851
Hilton Worldwide Holdings, Inc.	2,635	293,170
Huazhu Group, Ltd. (ADR) (b)	12,866	579,356
InterContinental Hotels Group plc (a)	14,605	948,777
Las Vegas Sands Corp.	13,376	797,210
Sands China, Ltd.	211,200	928,354
Whitbread plc (a)	8,310	352,585
Yum China Holdings, Inc.	21,869	1,248,501
Yum! Brands, Inc.	3,560	386,474

		6,982,046

Household Durables—0.7%
Barratt Developments plc (a)	27,677	253,912
Berkeley Group Holdings plc	19,757	1,282,447
Garmin, Ltd.	4,647	556,060
Iida Group Holdings Co., Ltd.	34,500	697,494
Lennar Corp. - Class A	5,719	435,959
Midea Group Co., Ltd. - Class A	122,600	1,848,573
Mohawk Industries, Inc. (a)	4,757	670,499
Newell Brands, Inc. (b)	24,548	521,154
Persimmon plc	19,061	722,001
Sekisui House, Ltd.	54,400	1,108,322
Sony Corp.	48,300	4,856,260
Taylor Wimpey plc (a)	393,415	894,430

		13,847,111

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.3%
Energizer Holdings, Inc. (b)	13,729	$579,089
Kimberly-Clark Corp.	3,594	484,579
Procter & Gamble Co. (The)	16,881	2,348,822
Reckitt Benckiser Group plc	15,728	1,406,645
Unilever Indonesia Tbk PT	617,700	323,157

		5,142,292

Independent Power and Renewable Electricity Producers—0.1%
Encavis AG	32,947	857,064
Scatec ASA	34,318	1,348,724

		2,205,788

Industrial Conglomerates—0.4%
Bidvest Group, Ltd. (The)	34,924	375,251
Carlisle Cos., Inc.	3,262	509,459
CK Hutchison Holdings, Ltd.	34,000	237,429
DCC plc	5,406	384,259
Honeywell International, Inc.	9,931	2,112,324
Jardine Matheson Holdings, Ltd.	12,500	700,098
Siemens Energy AG	26,422	3,781,690

		8,100,510

Insurance—2.1%
Ageas SA	39,419	2,100,927
AIA Group, Ltd.	737,600	9,085,511
Alleghany Corp.	780	470,878
Allianz SE	22,452	5,493,376
Allstate Corp. (The)	5,306	583,289
American International Group, Inc.	13,926	527,238
AXA S.A.	22,621	542,697
Chubb, Ltd.	7,139	1,098,835
CNA Financial Corp.	5,473	213,228
Fairfax Financial Holdings, Ltd.	1,329	453,109
Hartford Financial Services Group, Inc. (The)	15,865	777,068
HDFC Life Insurance Co., Ltd. (a)	141,741	1,314,128
Legal & General Group plc	473,007	1,738,612
Loews Corp.	36,202	1,629,814
Marsh & McLennan Cos., Inc.	4,190	490,230
MS&AD Insurance Group Holdings, Inc.	26,700	814,138
Muenchener Rueckversicherungs-Gesellschaft AG	10,904	3,229,340
NN Group NV	22,533	985,767
Ping An Insurance Group Co. of China, Ltd. - Class H	339,500	4,170,091
Progressive Corp. (The)	11,734	1,160,258
Prudential plc	49,066	905,672
Swiss Re AG	8,849	832,502
T&D Holdings, Inc.	41,600	492,327
Tokio Marine Holdings, Inc.	26,000	1,346,880
Travelers Cos., Inc. (The)	9,548	1,340,253
Zurich Insurance Group AG	4,010	1,699,602

		43,495,770

Interactive Media & Services—0.9%
Alphabet, Inc. - Class A (a)	1,322	2,316,990
Alphabet, Inc. - Class C (a)	2,339	4,097,647
Facebook, Inc. - Class A (a)	10,961	2,994,107
NAVER Corp.	6,371	1,720,307

Interactive Media & Services—(Continued)
Tencent Holdings, Ltd.	111,100	8,117,769
Zillow Group, Inc. - Class C (a)(b)	2,188	284,002

		19,530,822

Internet & Direct Marketing Retail—1.3%
Alibaba Group Holding, Ltd. (ADR) (a)	22,852	5,318,346
Allegro.eu S.A. (a)	36,361	826,239
Amazon.com, Inc. (a)	2,819	9,181,286
Booking Holdings, Inc. (a)	710	1,581,362
JD.com, Inc. (ADR) (a)	30,897	2,715,846
MercadoLibre, Inc. (a)	3,253	5,449,491
Prosus NV (a)	10,098	1,086,275
Rakuten, Inc. (a)	28,400	272,761

		26,431,606

IT Services—1.5%
Accenture plc - Class A	4,698	1,227,165
Atos SE (a)	19,258	1,761,012
Booz Allen Hamilton Holding Corp.	8,189	713,917
Capgemini SE	16,035	2,486,566
Computacenter plc	21,538	721,890
EPAM Systems, Inc. (a)	4,186	1,500,053
FleetCor Technologies, Inc. (a)	300	81,849
Fujitsu, Ltd.	9,900	1,433,156
Global Payments, Inc.	3,614	778,528
Infosys, Ltd. (ADR) (b)	211,810	3,590,179
International Business Machines Corp.	3,311	416,789
Leidos Holdings, Inc.	4,005	421,006
MasterCard, Inc. - Class A	8,785	3,135,718
MongoDB, Inc. (a)(b)	1,222	438,747
NEC Corp.	11,900	637,158
Nihon Unisys, Ltd.	20,500	804,550
Nomura Research Institute, Ltd.	20,800	743,206
Otsuka Corp.	30,200	1,591,326
PayPal Holdings, Inc. (a)	12,062	2,824,920
Snowflake, Inc. - Class A (a) (b)	618	173,905
Sopra Steria Group (a)	4,780	772,523
Tata Consultancy Services, Ltd.	92,706	3,640,897
TIS, Inc.	38,700	793,682
Twilio, Inc. - Class A (a)	828	280,278
Visa, Inc. - A Shares	4,545	994,128

		31,963,148

Life Sciences Tools & Services—0.3%
Illumina, Inc. (a)	789	291,930
Lonza Group AG	2,701	1,734,759
Mettler-Toledo International, Inc. (a)	498	567,561
PerkinElmer, Inc.	384	55,104
Thermo Fisher Scientific, Inc.	3,993	1,859,859
Waters Corp. (a)	240	59,381
Wuxi Biologics Cayman, Inc. (a)	129,000	1,718,288

		6,286,882

Machinery—0.8%
Alstom S.A. (a)	17,311	981,688
Andritz AG	16,706	765,314

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Atlas Copco AB - A Shares	13,979	$714,896
Cummins, Inc.	1,526	346,555
Deere & Co.	2,082	560,162
Dover Corp.	8,275	1,044,719
Illinois Tool Works, Inc.	1,624	331,101
Ingersoll Rand, Inc. (a)	10,208	465,076
ITT, Inc.	6,915	532,593
Kubota Corp.	77,200	1,686,572
Middleby Corp. (The) (a)	2,544	327,972
Nabtesco Corp.	13,000	570,672
Otis Worldwide Corp.	2,933	198,124
Parker-Hannifin Corp.	1,978	538,827
SKF AB - B Shares	109,804	2,844,963
SMC Corp.	800	488,578
Snap-on, Inc.	1,005	171,996
Stanley Black & Decker, Inc.	8,478	1,513,832
Techtronic Industries Co., Ltd.	119,000	1,703,863
Valmet Oyj	20,545	587,357
Volvo AB - B Shares (a)	48,009	1,129,763

		17,504,623

Marine—0.2%
AP Moller - Maersk A/S - Class B	872	1,944,502
Kuehne & Nagel International AG	7,097	1,608,825
SITC International Holdings Co., Ltd.	231,000	500,111

		4,053,438

Media—0.3%
Altice USA, Inc. - Class A (a)(b)	3,635	137,657
Charter Communications, Inc. - Class A (a)	2,159	1,428,287
Comcast Corp. - Class A	21,420	1,122,408
Dentsu Group, Inc.	38,400	1,142,670
Discovery, Inc. - Class A (a) (b)	7,491	225,404
Discovery, Inc. - Class C (a)	27,575	722,189
DISH Network Corp. - Class A (a)	16,988	549,392
Liberty Media Corp-Liberty SiriusXM - Class C (a)	8,877	386,238
Nexstar Media Group, Inc. - Class A	6,061	661,801
ViacomCBS, Inc. - Class B (b)	4,226	157,461

		6,533,507

Metals & Mining—0.9%
Anglo American plc	74,718	2,488,655
ArcelorMittal S.A. (a)	9,524	218,562
BHP Group, Ltd.	180,513	5,880,914
Fortescue Metals Group, Ltd.	68,890	1,245,555
Freeport-McMoRan, Inc.	11,945	310,809
Newcrest Mining, Ltd.	9,974	198,692
Newmont Corp.	2,748	164,578
Nippon Steel Corp. (a)	35,100	455,239
Polymetal International plc	34,990	808,060
Rio Tinto plc	54,996	4,115,016
Rio Tinto, Ltd.	23,272	2,044,092
Silver Lake Resources, Ltd. (a)	472,507	644,574
Sumitomo Metal Mining Co., Ltd.	22,100	982,511

		19,557,257

Multi-Utilities—0.2%
AGL Energy, Ltd.	42,569	392,507
Ameren Corp.	3,813	297,643
CMS Energy Corp.	3,888	237,207
DTE Energy Co.	2,045	248,283
Public Service Enterprise Group, Inc.	4,569	266,373
RWE AG	68,199	2,880,435
Sempra Energy	3,124	398,029

		4,720,477

Multiline Retail—0.3%
Dollar Tree, Inc. (a)	2,431	262,645
Kohl’s Corp.	7,814	317,952
Lojas Renner S.A.	115,569	974,469
Marui Group Co., Ltd.	7,900	138,992
Next plc (a)	13,270	1,286,818
Nordstrom, Inc. (b)	6,397	199,650
Ryohin Keikaku Co., Ltd.	27,800	567,937
Target Corp.	3,646	643,628
Wesfarmers, Ltd.	33,606	1,306,779

		5,698,870

Oil, Gas & Consumable Fuels—0.9%
BP plc	489,315	1,685,574
Cabot Oil & Gas Corp.	16,380	266,666
Cheniere Energy, Inc. (a)(b)	2,097	125,883
Chevron Corp.	13,737	1,160,090
ConocoPhillips	26,960	1,078,130
Diamondback Energy, Inc.	8,050	389,620
ENEOS Holdings, Inc.	78,100	280,779
EOG Resources, Inc.	6,644	331,336
EQT Corp.	19,030	241,871
Equitrans Midstream Corp. (b)	41,345	332,414
Iwatani Corp.	14,000	863,456
Kinder Morgan, Inc.	54,752	748,460
Lundin Energy AB	26,283	709,727
Marathon Petroleum Corp.	16,071	664,697
Neste Oyj	11,457	827,647
Oasis Petroleum, Inc. (a)	3,838	142,236
Phillips 66	13,240	926,006
Pioneer Natural Resources Co.	3,757	427,885
Royal Dutch Shell plc - A Shares	52,786	937,130
Royal Dutch Shell plc - B Shares	100,649	1,734,013
TOTAL SE	82,255	3,548,324
Whiting Petroleum Corp. (a)	6,226	155,650
Williams Cos., Inc. (The)	31,064	622,833

		18,200,427

Paper & Forest Products—0.0%
UPM-Kymmene Oyj	16,164	601,377

Personal Products—0.6%
Coty, Inc. - Class A	33,585	235,767
Estee Lauder Cos., Inc. (The) - Class A	3,746	997,148
Kao Corp.	16,800	1,298,890
L’Oreal S.A.	6,338	2,408,164
LG Household & Health Care, Ltd.	832	1,240,807

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—(Continued)
Shiseido Co., Ltd.	7,100	$492,503
Unilever plc	37,704	2,269,683
Unilever plc (Amsterdam Traded Shares)	38,883	2,354,408

		11,297,370

Pharmaceuticals—2.2%
AstraZeneca plc	23,223	2,320,186
Bayer AG	10,418	612,346
Bristol-Myers Squibb Co.	37,592	2,331,832
Catalent, Inc. (a)	5,452	567,390
Daiichi Sankyo Co., Ltd.	8,100	277,671
Eli Lilly and Co.	5,993	1,011,858
GlaxoSmithKline plc	149,528	2,739,812
Horizon Therapeutics plc (a)	4,925	360,264
Jazz Pharmaceuticals plc (a)	2,389	394,304
Johnson & Johnson	14,115	2,221,419
Kyowa Kirin Co., Ltd.	22,200	606,748
Merck & Co., Inc.	16,773	1,372,031
Merck KGaA	3,364	576,635
Novartis AG	58,711	5,545,301
Novo Nordisk A/S - Class B	81,008	5,666,144
Ono Pharmaceutical Co., Ltd.	58,200	1,753,968
Otsuka Holdings Co., Ltd.	4,600	197,226
Pfizer, Inc.	17,658	649,991
Roche Holding AG	27,384	9,554,493
Royalty Pharma plc - Class A	9,215	461,211
Sanofi	47,149	4,555,562
Shionogi & Co., Ltd.	17,500	956,577
Takeda Pharmaceutical Co., Ltd.	18,700	677,906
Viatris, Inc. (a)	12,238	229,340

		45,640,215

Professional Services—0.4%
Adecco Group AG	32,753	2,196,167
DKSH Holding AG	7,299	545,778
FTI Consulting, Inc. (a) (b)	3,178	355,046
IHS Markit, Ltd.	4,370	392,557
Meitec Corp.	5,800	301,572
Randstad NV (a)	29,389	1,913,097
Recruit Holdings Co., Ltd.	14,100	591,404
RELX plc	55,584	1,367,195
SGS S.A.	140	422,051
Verisk Analytics, Inc.	565	117,288
Wolters Kluwer NV	6,841	577,401

		8,779,556

Real Estate Management & Development—0.3%
CBRE Group, Inc. - Class A (a)	11,006	690,296
CK Asset Holdings, Ltd.	43,500	223,746
Daiwa House Industry Co., Ltd.	17,100	510,429
Deutsche Wohnen SE	5,173	276,150
Mitsui Fudosan Co., Ltd.	18,500	389,941
Nomura Real Estate Holdings, Inc.	45,100	1,003,184
Open House Co., Ltd.	19,200	706,209
Sumitomo Realty & Development Co., Ltd.	11,000	339,884
Sun Hung Kai Properties, Ltd.	17,000	219,475

Real Estate Management & Development—(Continued)
Tokyo Tatemono Co., Ltd.	60,200	831,144
Tokyu Fudosan Holdings Corp.	151,100	807,564
Vonovia SE	10,628	775,015

		6,773,037

Road & Rail—0.3%
Central Japan Railway Co.	5,600	795,410
CSX Corp.	1,935	175,601
East Japan Railway Co.	16,000	1,071,031
Hitachi Transport System, Ltd.	7,800	232,277
Lyft, Inc. - Class A (a)	2,934	144,147
Nippon Express Co., Ltd.	9,200	618,961
Norfolk Southern Corp.	3,623	860,861
Old Dominion Freight Line, Inc.	2,147	419,052
Tokyu Corp.	35,900	446,629
Uber Technologies, Inc. (a)	5,785	295,035
Union Pacific Corp.	1,496	311,497
West Japan Railway Co.	2,600	136,685

		5,507,186

Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc. (a)	16,775	1,538,435
Advantest Corp.	1,900	142,646
Analog Devices, Inc.	11,614	1,715,736
Applied Materials, Inc.	9,232	796,722
ASM International NV	6,849	1,497,345
ASML Holding NV	12,540	6,060,105
BE Semiconductor Industries NV	8,763	527,900
Enphase Energy, Inc. (a)	3,967	696,089
Entegris, Inc.	5,781	555,554
Infineon Technologies AG	47,191	1,811,033
Intel Corp.	5,277	262,900
Lam Research Corp.	2,823	1,333,218
Microchip Technology, Inc.	4,715	651,189
Micron Technology, Inc. (a)	2,465	185,319
NVIDIA Corp.	4,143	2,163,475
NXP Semiconductors NV	3,451	548,744
Qorvo, Inc. (a)	1,998	332,207
QUALCOMM, Inc.	9,120	1,389,341
Renesas Electronics Corp. (a)	14,100	147,950
Rohm Co., Ltd.	5,900	572,277
SolarEdge Technologies, Inc. (a)	1,709	545,376
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	109,089	11,895,065
Teradyne, Inc.	2,802	335,932
Texas Instruments, Inc.	12,673	2,080,019
Tokyo Electron, Ltd.	8,000	2,983,888

		40,768,465

Software—1.1%
Avast plc	241,563	1,776,921
Cadence Design Systems, Inc. (a)	2,872	391,827
Crowdstrike Holdings, Inc. - Class A (a)	2,747	581,870
Five9, Inc. (a)	1,593	277,819
Fortinet, Inc. (a)	495	73,522
HubSpot, Inc. (a)	933	369,879
Intuit, Inc.	2,215	841,368

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Microsoft Corp.	49,498	$11,009,345
Salesforce.com, Inc. (a)	4,592	1,021,858
SAP SE	23,132	3,039,742
ServiceNow, Inc. (a)	1,022	562,539
Synopsys, Inc. (a)	1,960	508,110
Trade Desk, Inc. (The) - Class A (a)	1,019	816,219
Workday, Inc. - Class A (a)	1,056	253,028
Zscaler, Inc. (a)	1,948	389,035

		21,913,082

Specialty Retail—0.7%
AutoZone, Inc. (a)	1,376	1,631,165
Best Buy Co., Inc.	11,964	1,193,888
CarMax, Inc. (a)(b)	3,915	369,811
Chow Tai Fook Jewellery Group, Ltd.	214,400	270,661
Dunelm Group plc (a)	38,142	633,170
Fast Retailing Co., Ltd.	1,200	1,076,815
Gap, Inc. (The)	3,500	70,665
Home Depot, Inc. (The)	8,998	2,390,049
Industria de Diseno Textil S.A	36,008	1,146,564
JB Hi-Fi, Ltd.	21,152	793,146
K’s Holdings Corp.	22,900	318,517
Lowe’s Cos., Inc.	6,489	1,041,549
Murphy USA, Inc.	3,571	467,337
National Vision Holdings, Inc. (a)(b)	4,753	215,263
Nitori Holdings Co., Ltd.	4,800	1,006,304
O’Reilly Automotive, Inc. (a)	916	414,554
Pets at Home Group plc	50,425	286,919
Premier Investments, Ltd.	13,681	248,160
Super Retail Group, Ltd.	71,340	579,568
TJX Cos., Inc. (The)	7,410	506,029
Tractor Supply Co.	4,376	615,178

		15,275,312

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	90,290	11,980,580
Samsung Electronics Co., Ltd. (GDR)	3,330	6,077,250
Seagate Technology plc	5,909	367,304
Wacom Co., Ltd.	76,300	640,116

		19,065,250

Textiles, Apparel & Luxury Goods—0.6%
Adidas AG (a)	5,186	1,887,861
Carter’s, Inc.	2,596	244,206
Cie Financiere Richemont S.A.	3,378	305,244
Columbia Sportswear Co.	5,245	458,308
Kering S.A.	1,435	1,043,242
LVMH Moet Hennessy Louis Vuitton SE	8,872	5,543,498
NIKE, Inc. - Class B	11,732	1,659,726
Ralph Lauren Corp.	5,855	607,398

		11,749,483

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp., Ltd.	129,661	4,556,330

Tobacco—0.3%
Altria Group, Inc.	13,878	568,998
British American Tobacco plc	51,426	1,912,787
ITC, Ltd.	341,843	979,538
Japan Tobacco, Inc.	13,900	283,262
Philip Morris International, Inc.	9,133	756,121
Scandinavian Tobacco Group A/S - Class A	21,962	373,988
Swedish Match AB	22,777	1,769,357

		6,644,051

Trading Companies & Distributors—0.5%
Ashtead Group plc	48,705	2,291,995
Brenntag AG	5,060	391,588
Ferguson plc	25,144	3,057,787
ITOCHU Corp.	82,800	2,384,744
Mitsubishi Corp.	53,600	1,321,820
Toyota Tsusho Corp.	19,700	797,059

		10,244,993

Wireless Telecommunication Services—0.2%
KDDI Corp.	33,600	997,833
SoftBank Group Corp.	22,700	1,777,764
T-Mobile U.S., Inc. (a)	10,630	1,433,455

		4,209,052

Total Common Stocks (Cost $590,376,962)		762,449,580

Convertible Bonds—19.2%

Aerospace/Defense—1.1%
Airbus SE Zero Coupon, 06/14/21 (EUR)	7,800,000	9,528,846
MTU Aero Engines AG 0.125%, 05/17/23 (EUR)	3,400,000	7,163,483
Safran S.A. Zero Coupon, 06/21/23 (EUR)	3,271,500	6,050,530

		22,742,859

Airlines—0.9%
Southwest Airlines Co. 1.250%, 05/01/25	13,180,000	19,143,950

Apparel—1.7%
adidas AG 0.050%, 09/12/23 (EUR)	11,800,000	18,107,850
Kering S.A. Zero Coupon, 09/30/22 (EUR)	11,800,000	16,425,420

		34,533,270

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Banks—1.2%
Barclays Bank plc Zero Coupon, 02/04/25	8,440,000	$10,614,735
Zero Coupon, 02/18/25 (b)	9,000,000	9,963,450
BofA Finance LLC 0.250%, 05/01/23	4,566,000	4,765,802

		25,343,987

Beverages—0.5%
Remy Cointreau S.A. 0.125%, 09/07/26 (EUR)	5,725,000	11,170,467

Biotechnology—0.5%
Illumina, Inc. Zero Coupon, 08/15/23	4,797,000	5,406,725
0.500%, 06/15/21	2,761,000	4,034,850

		9,441,575

Building Materials—1.0%
Sika AG 0.150%, 06/05/25 (CHF)	11,540,000	17,642,266
3.750%, 01/30/22 (CHF)	1,800,000	3,687,753

		21,330,019

Chemicals—0.4%
Symrise AG 0.238%, 06/20/24 (EUR)	5,200,000	8,019,498

Commercial Services—1.7%
Amadeus IT Group S.A. 1.500%, 04/09/25 (EUR)	11,100,000	18,959,398
Edenred Zero Coupon, 09/06/24 (EUR)	8,900,000	7,014,692
Euronet Worldwide, Inc. 0.750%, 03/15/49	8,391,000	9,485,271

		35,459,361

Computers—0.8%
Atos SE Zero Coupon, 11/06/24 (EUR)	10,000,000	16,071,051

Diversified Financial Services—0.3%
SBI Holdings, Inc. Zero Coupon, 09/13/23 (JPY)	540,000,000	5,308,218

Electric—0.3%
Iberdrola International B.V. Zero Coupon, 11/11/22 (EUR)	3,600,000	6,071,752

Electronics—0.4%
Fortive Corp. 0.875%, 02/15/22	7,965,000	8,193,468

Engineering & Construction—1.1%
Cellnex Telecom S.A. 1.500%, 01/16/26 (EUR)	8,200,000	16,709,824

Engineering & Construction—(Continued)
Vinci S.A. 0.375%, 02/16/22	6,200,000	7,004,652

		23,714,476

Healthcare-Services—0.3%
Anthem, Inc. 2.750%, 10/15/42	1,232,000	5,519,243

Home Furnishings—0.8%
Sony Corp. Zero Coupon, 09/30/22 (JPY)	830,000,000	16,587,139

Internet—2.0%
Booking Holdings, Inc. 0.750%, 05/01/25 (144A) (b)	12,520,000	18,189,151
0.900%, 09/15/21	7,306,000	8,467,858
Palo Alto Networks, Inc. 0.750%, 07/01/23	10,820,000	15,260,580

		41,917,589

Investment Companies—0.3%
Ares Capital Corp. 3.750%, 02/01/22	5,280,000	5,412,000

Mining—0.3%
Glencore Funding LLC Zero Coupon, 03/27/25	6,200,000	5,711,094

Oil & Gas—0.3%
Pioneer Natural Resources Co. 0.250%, 05/15/25 (144A) (b)	4,380,000	5,819,656

Real Estate—0.9%
Deutsche Wohnen SE 0.325%, 07/26/24 (EUR)	5,000,000	6,753,160
LEG Immobilien AG 0.875%, 09/01/25 (EUR)	4,600,000	7,065,904
TAG Immobilien AG 0.625%, 09/01/22 (EUR)	2,100,000	3,773,748

		17,592,812

Retail—0.3%
Zalando SE 0.050%, 08/06/25 (EUR)	4,600,000	7,154,469

Semiconductors—1.9%
Novellus Systems, Inc. 2.625%, 05/15/41	1,186,000	17,565,790
STMicroelectronics NV 0.250%, 07/03/24	12,200,000	22,340,759

		39,906,549

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Software—0.2%
Akamai Technologies, Inc. 0.375%, 09/01/27	4,250,000	$4,735,680

Total Convertible Bonds (Cost $319,514,108)		396,900,182

Corporate Bonds & Notes—15.6%

Advertising—0.0%
Lamar Media Corp. 4.000%, 02/15/30	250,000	259,375
National CineMedia LLC 5. 875%, 04/15/28 (144A)	40,000	33,800

		293,175

Aerospace/Defense—0.5%
BAE Systems plc 1.900%, 02/15/31 (144A)	200,000	202,070
3.400%, 04/15/30 (144A)	595,000	673,708
Boeing Co. (The) 1.950%, 02/01/24	145,000	149,284
2.750%, 02/01/26	345,000	362,703
3.100%, 05/01/26	350,000	374,677
3.250%, 02/01/28	130,000	139,266
3.250%, 02/01/35	468,000	479,581
3.600%, 05/01/34	175,000	184,627
3.625%, 02/01/31	240,000	262,924
4.508%, 05/01/23	730,000	788,962
4.875%, 05/01/25	289,000	329,372
5.040%, 05/01/27	217,000	253,594
5.150%, 05/01/30	150,000	181,525
5.705%, 05/01/40	265,000	342,675
General Dynamics Corp. 3.750%, 05/15/28	255,000	298,198
Howmet Aerospace, Inc. 5.125%, 10/01/24 (b)	310,000	341,257
L3Harris Technologies, Inc. 1.800%, 01/15/31	100,000	101,669
4.400%, 06/15/28	128,000	154,185
4.854%, 04/27/35	50,000	65,308
Lockheed Martin Corp. 2.800%, 06/15/50	90,000	97,127
3.800%, 03/01/45	40,000	50,043
4.070%, 12/15/42	255,000	330,865
Northrop Grumman Corp. 3.250%, 01/15/28	525,000	593,426
Raytheon Technologies Corp. 3.200%, 03/15/24	473,000	510,817
3.750%, 11/01/46	131,000	155,199
4.125%, 11/16/28	1,080,000	1,286,966
4.150%, 05/15/45	113,000	142,823
4.350%, 04/15/47	140,000	183,563
4.450%, 11/16/38	360,000	453,378
Triumph Group, Inc. 6.250%, 09/15/24 (144A)	20,000	19,800

Aerospace/Defense—(Continued)
Triumph Group, Inc. 7.750%, 08/15/25 (b)	250,000	228,437

		9,738,029

Agriculture—0.3%
Altria Group, Inc. 3.875%, 09/16/46	327,000	344,859
4.800%, 02/14/29	653,000	783,022
BAT Capital Corp. 2.259%, 03/25/28	95,000	98,571
3.215%, 09/06/26	45,000	49,550
3.222%, 08/15/24	200,000	216,521
3.557%, 08/15/27	295,000	328,351
3.734%, 09/25/40	65,000	67,707
3.984%, 09/25/50	95,000	98,968
4.390%, 08/15/37	834,000	932,553
4.700%, 04/02/27	430,000	505,437
4.906%, 04/02/30	145,000	175,029
BAT International Finance plc 1.668%, 03/25/26	70,000	71,636
Bunge, Ltd. Finance Corp. 1.630%, 08/17/25	470,000	485,649
Cargill, Inc. 2.125%, 04/23/30 (144A)	233,000	244,999
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	1,021,000	1,093,263
3.500%, 07/26/26 (144A)	355,000	392,842
Philip Morris International, Inc. 3.875%, 08/21/42	334,000	392,687
4.375%, 11/15/41	150,000	186,965

		6,468,609

Airlines—0.3%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	289,027	282,760
3.550%, 01/15/30 (144A)	628,320	550,030
3.750%, 12/15/27 (144A)	469,802	464,884
American Airlines Pass-Through Trust 3.200%, 06/15/28	323,800	315,708
3.375%, 05/01/27	101,772	95,395
3.600%, 09/22/27	157,372	154,900
3.700%, 10/01/26	406,231	381,907
British Airways Pass-Through Trust 3.300%, 12/15/32 (144A)	325,837	324,966
4.125%, 09/20/31 (144A)	522,175	483,700
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	548,224	554,609
4.150%, 04/11/24	365,899	368,239
Delta Air Lines Pass-Through Trust 3.204%, 04/25/24	367,000	377,066
3.625%, 07/30/27	101,784	104,528
6.821%, 08/10/22	115,452	118,262
United Airlines Pass-Through Trust 2.700%, 05/01/32	206,899	199,531

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
United Airlines Pass-Through Trust 3.450%, 12/01/27	391,206	$391,404
4.150%, 08/25/31	194,784	203,103

		5,370,992

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	230,000	242,075

Auto Manufacturers—0.3%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	250,000	261,875
Cummins, Inc. 2.600%, 09/01/50	105,000	106,943
Ford Motor Credit Co. LLC 4.389%, 01/08/26	500,000	524,840
4.687%, 06/09/25	500,000	533,125
General Motors Co. 4.875%, 10/02/23	165,000	183,035
5.000%, 04/01/35	194,000	233,427
5.400%, 04/01/48	210,000	264,060
6.125%, 10/01/25	85,000	103,082
General Motors Financial Co., Inc. 2.750%, 06/20/25	58,000	62,007
3.950%, 04/13/24	46,000	50,097
5.250%, 03/01/26	40,000	47,156
Hyundai Capital America 1.150%, 11/10/22 (144A)	401,000	401,430
1.250%, 09/18/23 (144A)	420,000	424,948
1.800%, 10/15/25 (144A)	220,000	225,509
2.375%, 02/10/23 (144A)	350,000	360,698
2.375%, 10/15/27 (144A)	295,000	309,169
2.850%, 11/01/22 (144A)	400,000	414,506
Nissan Motor Co., Ltd. 3.522%, 09/17/25 (144A)	220,000	235,852
Volkswagen Group of America Finance LLC 4.250%, 11/13/23 (144A)	265,000	291,431
Wabash National Corp. 5.500%, 10/01/25 (144A)	250,000	255,000

		5,288,190

Auto Parts & Equipment—0.1%
Adient Global Holdings, Ltd. 4.875%, 08/15/26 (144A) (b)	315,000	323,662
Adient U.S. LLC 7.000%, 05/15/26 (144A)	145,000	157,719
American Axle & Manufacturing, Inc. 6.250%, 04/01/25	710,000	734,850
BorgWarner, Inc. 5.000%, 10/01/25 (144A)	280,000	329,164
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A) (b)	223,000	239,167
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26 (144A)	300,000	276,771

Auto Parts & Equipment—(Continued)
Dana, Inc. 5.500%, 12/15/24	207,000	211,140

		2,272,473

Banks—3.0%
AIB Group plc 4.750%, 10/12/23 (144A)	625,000	687,387
ASB Bank, Ltd. 3.125%, 05/23/24 (144A)	200,000	215,626
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	295,000	339,251
Banco Bilbao Vizcaya Argentaria S.A. 1.125%, 09/18/25	400,000	402,801
Banco Santander S.A. 2.706%, 06/27/24	600,000	640,563
2.746%, 05/28/25	200,000	213,462
3.490%, 05/28/30	200,000	224,294
Bank of America Corp. 1.898%, SOFR + 1.530%, 07/23/31 (c)	330,000	333,219
1.922%, SOFR + 1.370%, 10/24/31 (c)	420,000	425,300
2.496%, 3M LIBOR + 0.990%, 02/13/31 (c)	260,000	275,987
2.676%, SOFR + 1.930%, 06/19/41 (c)	755,000	785,430
2.884%, 3M LIBOR + 1.190%, 10/22/30 (c)	270,000	296,335
3.093%, 3M LIBOR + 1.090%, 10/01/25 (c)	200,000	216,466
3.248%, 10/21/27	1,000,000	1,118,805
3.419%, 3M LIBOR + 1.040%, 12/20/28 (c)	100,000	113,065
3.705%, 3M LIBOR + 1.512%, 04/24/28 (c)	1,892,000	2,153,149
3.824%, 3M LIBOR + 1.575%, 01/20/28 (c)	300,000	344,452
3.974%, 3M LIBOR + 1.210%, 02/07/30 (c)	44,000	51,800
4.183%, 11/25/27	560,000	649,482
4.244%, 3M LIBOR + 1.814%, 04/24/38 (c)	270,000	332,220
4.450%, 03/03/26	167,000	194,619
5.200%, 3M LIBOR + 3.135%, 06/01/23 (c)	385,000	401,363
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (c)	332,000	376,165
Bank of New York Mellon Corp. (The) 3.700%, 5Y H15 + 3.352%, 03/20/26 (c)	190,000	196,584
Bank of Nova Scotia (The) 4.500%, 12/16/25	30,000	34,971
Banque Federative du Credit Mutuel S.A. 2.375%, 11/21/24 (144A)	400,000	423,992
Barclays plc 1.007%, 1Y H15 + 0.800%, 12/10/24 (c)	870,000	875,818
2.645%, 1Y H15 + 1.900%, 06/24/31 (c)	300,000	312,229
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	340,000	355,782
2.588%, 5Y H15 + 2.050%, 08/12/35 (144A) (c)	200,000	204,350
3.052%, SOFR + 1.507%, 01/13/31 (144A) (c)	270,000	294,476
BPCE S.A. 2.375%, 01/14/25 (144A)	400,000	422,663
2.700%, 10/01/29 (144A)	685,000	736,088
4.000%, 09/12/23 (144A)	250,000	271,957
Canadian Imperial Bank of Commerce 3.100%, 04/02/24	150,000	162,290

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—Continued)
Citigroup, Inc. 2.572%, SOFR + 2.107%, 06/03/31 (c)	560,000	$596,549
3.106%, SOFR + 2.750%, 04/08/26 (c)	310,000	338,629
3.520%, 3M LIBOR + 1.151%, 10/27/28 (c)	322,000	363,890
3.668%, 3M LIBOR + 1.390%, 07/24/28 (c)	200,000	226,652
3.887%, 3M LIBOR + 1.563%, 01/10/28 (c)	1,470,000	1,688,460
3.980%, 3M LIBOR + 1.338%, 03/20/30 (c)	100,000	117,545
4.000%, 5Y H15 + 3.597%, 12/10/25 (c)	287,000	294,534
4.044%, 3M LIBOR + 1.023%, 06/01/24 (c)	1,643,000	1,786,559
4.300%, 11/20/26	308,000	359,111
4.400%, 06/10/25	120,000	137,210
5.300%, 05/06/44	100,000	140,889
6.250%, 3M LIBOR + 4.517%, 08/15/26 (c)	330,000	378,496
6.300%, 3M LIBOR + 3.423%, 05/15/24 (c)	66,000	71,544
Citizens Financial Group, Inc 2.375%, 07/28/21	150,000	151,444
Comerica, Inc. 4.000%, 02/01/29	90,000	107,171
Commonwealth Bank of Australia 2.850%, 05/18/26 (144A)	150,000	165,870
Cooperative Rabobank UA 3.750%, 07/21/26	955,000	1,079,040
Credit Agricole S.A. 1.907%, SOFR + 1.676%, 06/16/26 (144A) (c)	325,000	337,023
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (c)	330,000	400,950
Credit Suisse Group AG 4.194%, SOFR + 3.730%, 04/01/31 (144A) (c)	345,000	405,587
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (c)	1,985,000	2,150,460
4.282%, 01/09/28 (144A)	730,000	843,297
Danske Bank A/S 1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (c)	275,000	276,228
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (c)	245,000	246,053
3.244%, 3M LIBOR + 1.591%, 12/20/25 (144A) (c)	210,000	224,679
5.000%, 1Y H15 + 1.730%, 01/12/23 (144A) (c)	925,000	962,780
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (c)	150,000	153,410
2.222%, SOFR + 2.159%, 09/18/24 (c)	365,000	375,463
Fifth Third Bank NA 3.850%, 03/15/26	380,000	430,445
Goldman Sachs Group, Inc. (The) 3.272%, 3M LIBOR + 1.201%, 09/29/25 (b) (c)	350,000	383,496
3.500%, 11/16/26	1,489,000	1,671,574
3.691%, 3M LIBOR + 1.510%, 06/05/28 (c)	280,000	322,755
3.800%, 03/15/30	215,000	252,852
3.814%, 3M LIBOR + 1.158%, 04/23/29 (c)	350,000	405,364
3.850%, 01/26/27	1,114,000	1,271,006
4.017%, 3M LIBOR + 1.373%, 10/31/38 (c)	435,000	530,191
4.411%, 3M LIBOR + 1.430%, 04/23/39 (c)	140,000	178,752
HSBC Holdings plc 1.645%, SOFR + 1.538%, 04/18/26 (c)	1,130,000	1,155,490
2.013%, SOFR + 1.732%, 09/22/28 (c)	975,000	997,699
2.357%, SOFR + 1.947%, 08/18/31 (c)	440,000	454,181
2.633%, 3M LIBOR + 1.140%, 11/07/25 (c)	945,000	1,005,822
4.292%, 3M LIBOR + 1.348%, 09/12/26 (c)	250,000	284,861
4.600%, 5Y H15 + 3.649%, 12/17/30 (c)	200,000	203,524
6.500%, 09/15/37	100,000	146,172

Banks—Continued)
ING Groep NV 3.550%, 04/09/24	300,000	327,722
KeyBank N.A. 3.400%, 05/20/26	255,000	286,636
Lloyds Banking Group plc 4.375%, 03/22/28 (b)	283,000	336,676
Macquarie Group, Ltd. 3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (c)	791,000	877,615
6.250%, 01/14/21 (144A)	150,000	150,217
Mitsubishi UFJ Financial Group, Inc. 2.193%, 02/25/25	1,180,000	1,246,907
2.998%, 02/22/22	100,000	102,994
3.751%, 07/18/39	250,000	304,100
Mizuho Financial Group, Inc. 1.241%, 3M LIBOR + 0.990%, 07/10/24 (c)	430,000	437,107
2.869%, 3M LIBOR + 1.310%, 09/13/30 (c)	200,000	216,847
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (c)	380,000	382,119
2.720%, SOFR + 1.152%, 07/22/25 (c)	1,200,000	1,283,282
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	999,000	1,140,105
3.622%, SOFR + 3.120%, 04/01/31 (c)	280,000	325,152
3.875%, 01/27/26	150,000	172,022
3.971%, 3M LIBOR + 1.455%, 07/22/38 (c)	382,000	470,228
4.300%, 01/27/45	70,000	93,379
National Australia Bank, Ltd. 3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (c)	390,000	437,764
Natwest Group plc 3.754%, 5Y H15 + 2.100%, 11/01/29 (c)	200,000	212,836
4.269%, 3M LIBOR + 1.762%, 03/22/25 (c)	1,666,000	1,842,806
4.892%, 3M LIBOR + 1.754%, 05/18/29 (c)	200,000	240,248
Nordea Bank Abp 4.250%, 09/21/22 (144A)	200,000	212,298
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (c)	196,000	214,832
Regions Financial Corp. 3.800%, 08/14/23	45,000	48,813
Skandinaviska Enskilda Banken AB 3.050%, 03/25/22 (144A)	200,000	206,707
Societe Generale S.A. 1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (c)	465,000	468,694
2.625%, 10/16/24 (144A)	665,000	704,494
3.000%, 01/22/30 (144A)	279,000	297,504
3.653%, 5Y H15 + 3.000%, 07/08/35 (144A) (c)	205,000	221,873
3.875%, 03/28/24 (144A)	375,000	408,798
4.250%, 04/14/25 (144A)	350,000	385,486
Standard Chartered plc 1.319%, 1Y H15 + 1.170%, 10/14/23 (144A) (c)	240,000	242,424
2.744%, 3M LIBOR + 1.200%, 09/10/22 (144A) (c)	310,000	314,399
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (c)	250,000	259,244
4.305%, 3M LIBOR + 1.910%, 05/21/30 (144A) (b) (c)	200,000	234,248
4.644%, 1Y H15 + 3.850%, 04/01/31 (144A) (c)	365,000	441,314
Sumitomo Mitsui Financial Group, Inc. 2.348%, 01/15/25	310,000	328,880
3.446%, 01/11/27	200,000	225,052
UBS Group AG 1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (c)	310,000	313,397

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—Continued)
UBS Group AG 3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (b) (c)	295,000	$330,391
4.125%, 09/24/25 (144A)	200,000	228,964
Wells Fargo & Co. 2.393%, SOFR + 2.100%, 06/02/28 (c)	450,000	478,882
2.406%, 3M LIBOR + 0.825%, 10/30/25 (c)	830,000	877,462
2.572%, 3M LIBOR + 1.000%, 02/11/31 (c)	1,156,000	1,222,760
3.068%, SOFR + 2.530%, 04/30/41 (c)	335,000	364,424
3.196%, 3M LIBOR + 1.170%, 06/17/27 (c)	1,100,000	1,219,557
3.584%, 3M LIBOR + 1.310%, 05/22/28 (c)	535,000	606,238
3.750%, 01/24/24	203,000	221,583
4.400%, 06/14/46	345,000	431,618
4.750%, 12/07/46	125,000	163,495
Westpac Banking Corp. 4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (c)	389,000	443,399
4.421%, 07/24/39	90,000	114,748

		62,274,888

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	810,000	1,027,409
4.900%, 02/01/46	200,000	260,289
Anheuser-Busch InBev Finance, Inc. 4.700%, 02/01/36	90,000	113,095
Anheuser-Busch InBev Worldwide, Inc. 4.350%, 06/01/40	150,000	183,801
4.375%, 04/15/38	967,000	1,195,888
4.439%, 10/06/48	429,000	533,100
4.500%, 06/01/50	505,000	635,429
4.600%, 04/15/48	90,000	113,701
4.600%, 06/01/60	70,000	89,373
Coca-Cola Co. (The) 2.500%, 06/01/40	130,000	138,260
2.600%, 06/01/50	225,000	236,943
Constellation Brands, Inc. 3.150%, 08/01/29	270,000	300,538
5.250%, 11/15/48	25,000	35,119
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	236,000	262,055
Keurig Dr Pepper, Inc. 3.130%, 12/15/23	55,000	59,185
3.430%, 06/15/27	75,000	85,620
4.597%, 05/25/28	260,000	316,316
Molson Coors Beverage Co. 4.200%, 07/15/46	100,000	114,566
PepsiCo, Inc. 3.600%, 08/13/42	110,000	134,198
Pernod Ricard International Finance LLC 1.625%, 04/01/31 (144A)	360,000	353,840

		6,188,725

Biotechnology—0.2%
Amgen, Inc. 2.200%, 02/21/27	100,000	107,167
2.300%, 02/25/31	100,000	106,593

Biotechnology—(Continued)
Amgen, Inc. 3.150%, 02/21/40	345,000	379,260
3.375%, 02/21/50	80,000	89,217
Biogen, Inc. 2.250%, 05/01/30	519,000	541,720
3.150%, 05/01/50	55,000	56,925
Emergent BioSolutions, Inc. 3.875%, 08/15/28 (144A)	225,000	232,987
Gilead Sciences, Inc. 1.650%, 10/01/30	230,000	230,615
2.600%, 10/01/40	460,000	463,729
2.800%, 10/01/50	185,000	183,281
4.000%, 09/01/36	240,000	289,519
4.800%, 04/01/44	170,000	224,081
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	675,000	664,306
2.800%, 09/15/50	35,000	33,880
Royalty Pharma plc 1.200%, 09/02/25 (144A)	410,000	416,181
1.750%, 09/02/27 (144A)	130,000	133,709
3.550%, 09/02/50 (144A)	110,000	117,196

		4,270,366

Building Materials—0.1%
American Woodmark Corp. 4.875%, 03/15/26 (144A)	245,000	251,125
Carrier Global Corp. 2.493%, 02/15/27	155,000	167,187
JELD-WEN, Inc. 4.875%, 12/15/27 (144A) (b)	110,000	116,325
Lennox International, Inc. 1.700%, 08/01/27	160,000	162,757
Martin Marietta Materials, Inc. 3.450%, 06/01/27	100,000	111,947
Masco Corp. 2.000%, 10/01/30	50,000	50,877
6.500%, 08/15/32	150,000	200,160
Standard Industries, Inc. 4.750%, 01/15/28 (144A)	465,000	489,412

		1,549,790

Chemicals—0.2%
Air Products and Chemicals, Inc. 2.800%, 05/15/50	110,000	120,666
Axalta Coating Systems LLC 3.375%, 02/15/29 (144A)	210,000	210,000
Celanese U.S. Holdings LLC 3.500%, 05/08/24	139,000	150,503
Chemours Co. (The) 7.000%, 05/15/25 (b)	250,000	259,142
Dow Chemical Co. (The) 2.100%, 11/15/30	305,000	312,766
DuPont de Nemours, Inc. 5.319%, 11/15/38	60,000	81,167
Eastman Chemical Co. 4.500%, 12/01/28	150,000	180,550

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Element Solutions, Inc. 3.875%, 09/01/28 (144A)	225,000	$231,469
GCP Applied Technologies, Inc. 5.500%, 04/15/26 (144A)	285,000	293,550
Hexion, Inc. 7.875%, 07/15/27 (144A)	95,000	101,650
INEOS Group Holdings S.A. 5.625%, 08/01/24 (144A) (b)	500,000	506,875
International Flavors & Fragrances, Inc. 4.450%, 09/26/28	36,000	42,599
Nouryon Holding B.V. 8.000%, 10/01/26 (144A)	200,000	212,500
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	260,000	270,725
Nutrien, Ltd. 4.200%, 04/01/29	50,000	59,758
5.000%, 04/01/49	75,000	103,552
Nutrition & Biosciences, Inc. 3.468%, 12/01/50 (144A)	55,000	59,635
Sherwin-Williams Co. (The) 3.125%, 06/01/24	103,000	111,708
3.300%, 05/15/50	197,000	217,390
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.375%, 09/01/25 (144A)	250,000	255,312

		3,781,517

Commercial Services—0.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/25 (144A)	531,000	533,655
Duke University 2.832%, 10/01/55	200,000	215,937
Emory University 2.143%, 09/01/30	190,000	199,621
Ford Foundation (The) 2.815%, 06/01/70	55,000	58,733
Gartner, Inc. 3.750%, 10/01/30 (144A)	250,000	262,500
Global Payments, Inc. 2.650%, 02/15/25	440,000	471,102
2.900%, 05/15/30	110,000	119,605
3.200%, 08/15/29	265,000	294,134
4.150%, 08/15/49	125,000	153,870
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	335,000	355,100
Hertz Corp. (The) 7.125%, 08/01/26 (144A) (d)	750,000	405,000
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 04/15/22 (144A)	107,000	107,281
Pepperdine University 3.301%, 12/01/59	180,000	191,668
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.750%, 04/15/26 (144A)	270,000	295,650
Quanta Services, Inc. 2.900%, 10/01/30	180,000	192,881
S&P Global, Inc. 2.300%, 08/15/60	190,000	180,381

Commercial Services—(Continued)
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	400,000	405,000
Service Corp. International 4.625%, 12/15/27	300,000	319,500
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A)	60,000	62,905
Trustees of Boston University 3.173%, 10/01/50	210,000	218,477
University of Chicago (The) 2.761%, 04/01/45	100,000	103,956
University of Southern California 3.226%, 10/01/2120	100,000	99,796
William Marsh Rice University 2.598%, 05/15/50	130,000	132,188

		5,378,940

Computers—0.2%
Apple, Inc. 2.650%, 05/11/50	230,000	243,625
3.450%, 02/09/45	916,000	1,109,810
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (144A)	420,000	514,363
5.450%, 06/15/23 (144A)	65,000	71,887
6.020%, 06/15/26 (144A)	339,000	413,825
6.100%, 07/15/27 (144A)	204,000	253,477
DXC Technology Co. 4.250%, 04/15/24	60,000	65,457
EMC Corp. 3.375%, 06/01/23	300,000	314,385
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	150,000	154,105
International Business Machines Corp. 2.850%, 05/15/40	140,000	150,465
Leidos, Inc. 2.300%, 02/15/31 (144A)	210,000	213,822
2.950%, 05/15/23 (144A)	150,000	157,816
4.375%, 05/15/30 (144A)	135,000	161,656
NCR Corp. 5.750%, 09/01/27 (144A)	115,000	122,187
6.125%, 09/01/29 (144A)	180,000	199,350

		4,146,230

Cosmetics/Personal Care—0.0%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	100,000	109,774

Distribution/Wholesale—0.0%
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	90,000	94,950
Wolverine Escrow LLC 9.000%, 11/15/26 (144A) (b)	255,000	241,370

		336,320

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 01/15/25	320,000	$339,708
4.450%, 04/03/26	150,000	168,390
4.500%, 09/15/23	245,000	265,617
4.875%, 01/16/24	150,000	163,707
6.500%, 07/15/25	150,000	179,283
Air Lease Corp. 2.875%, 01/15/26	240,000	253,896
3.000%, 09/15/23	60,000	63,077
3.250%, 03/01/25	614,000	657,246
3.250%, 10/01/29	150,000	158,403
3.375%, 07/01/25	401,000	431,149
3.625%, 12/01/27	119,000	128,441
Aviation Capital Group LLC 3.875%, 05/01/23 (144A)	100,000	104,191
4.125%, 08/01/25 (144A)	80,000	83,855
5.500%, 12/15/24 (144A)	110,000	121,757
Avolon Holdings Funding, Ltd. 2.875%, 02/15/25 (144A)	125,000	127,435
4.250%, 04/15/26 (144A)	245,000	263,896
4.375%, 05/01/26 (144A)	495,000	536,089
5.250%, 05/15/24 (144A)	100,000	108,747
5.500%, 01/15/26 (144A)	185,000	209,544
BOC Aviation, Ltd. 2.375%, 09/15/21 (144A)	200,000	200,820
2.750%, 09/18/22 (144A)	220,000	224,479
Brookfield Finance, Inc. 4.850%, 03/29/29	137,000	167,754
Capital One Bank USA N.A. 3.375%, 02/15/23	665,000	703,036
Capital One Financial Corp. 3.900%, 01/29/24	190,000	208,093
Charles Schwab Corp. (The) 0.900%, 03/11/26	90,000	91,182
4.000%, 10Y H15 + 3.079%, 12/01/30 (c)	600,000	631,500
GE Capital Funding LLC 4.400%, 05/15/30 (144A)	720,000	848,324
GE Capital International Funding Co. 3.373%, 11/15/25	805,000	895,759
4.418%, 11/15/35	1,305,000	1,556,137
GTP Acquisition Partners I LLC 3.482%, 06/16/25 (144A)	325,000	348,450
Mitsubishi UFJ Lease & Finance Co., Ltd. 3.406%, 02/28/22 (144A)	935,000	961,648
3.559%, 02/28/24 (144A)	200,000	214,583
Nationstar Mortgage Holdings, Inc. 6.000%, 01/15/27 (144A)	215,000	228,169
Nomura Holdings, Inc. 2.648%, 01/16/25	375,000	400,414
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	119,413
OneMain Finance Corp. 6.625%, 01/15/28	322,000	382,375
ORIX Corp. 2.900%, 07/18/22	80,000	82,912

Diversified Financial Services—(Continued)
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	190,000	199,093
5.250%, 08/15/22 (144A)	405,000	425,038
5.500%, 02/15/24 (144A)	377,000	411,114
Visa, Inc. 2.700%, 04/15/40	105,000	114,455

		13,779,179

Electric—1.2%
AEP Texas, Inc. 3.950%, 06/01/28	311,000	363,687
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	33,368
AES Corp. (The) 1.375%, 01/15/26 (144A)	200,000	201,738
2.450%, 01/15/31 (144A)	372,000	376,800
3.300%, 07/15/25 (144A)	300,000	327,000
3.950%, 07/15/30 (144A)	45,000	50,868
Alabama Power Co. 3.850%, 12/01/42	70,000	85,690
Alexander Funding Trust 1.841%, 11/15/23 (144A)	1,030,000	1,041,192
Alliant Energy Finance LLC 1.400%, 03/15/26 (144A)	70,000	70,285
Ameren Corp. 3.500%, 01/15/31	252,000	289,638
Ameren Illinois Co. 4.500%, 03/15/49	225,000	305,520
Appalachian Power Co. 4.500%, 03/01/49	35,000	45,610
Arizona Public Service Co. 4.700%, 01/15/44	50,000	64,259
Ausgrid Finance Pty, Ltd. 3.850%, 05/01/23 (144A)	150,000	158,387
Baltimore Gas & Electric Co. 3.200%, 09/15/49 (b)	210,000	234,088
Berkshire Hathaway Energy Co. 1.650%, 05/15/31 (144A)	169,000	168,869
2.850%, 05/15/51 (144A)	105,000	107,799
3.700%, 07/15/30 (144A)	97,000	114,676
CenterPoint Energy, Inc. 2.950%, 03/01/30	45,000	48,954
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	157,000	180,910
CMS Energy Corp. 3.750%, 5Y H15 + 2.900%, 12/01/50 (c)	110,000	112,387
Commonwealth Edison Co. 3.000%, 03/01/50	115,000	125,249
3.700%, 03/01/45	128,000	150,611
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	200,431
Consumers Energy Co. 4.350%, 04/15/49	100,000	137,999
Dominion Energy, Inc. 4.050%, 09/15/42	120,000	144,156

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Carolinas LLC 3.200%, 08/15/49	85,000	$96,580
Duke Energy Corp. 2.750%, 04/01/50	120,000	124,539
Duke Energy Indiana LLC 3.750%, 05/15/46	585,000	700,251
Duke Energy Progress LLC 3.700%, 10/15/46	120,000	144,670
Duquesne Light Holdings, Inc. 2.532%, 10/01/30 (144A)	45,000	46,521
3.616%, 08/01/27 (144A)	754,000	833,750
Edison International 3.550%, 11/15/24	317,000	341,259
4.125%, 03/15/28	55,000	61,302
5.750%, 06/15/27 (b)	100,000	119,625
EDP Finance B.V. 1.710%, 01/24/28 (144A)	515,000	514,403
5.250%, 01/14/21 (144A) (b)	425,000	425,494
Emera U.S. Finance L.P. 4.750%, 06/15/46	428,000	546,482
Enel Finance International NV 3.500%, 04/06/28 (144A)	520,000	591,971
3.625%, 05/25/27 (144A)	220,000	249,542
Entergy Arkansas LLC 4.000%, 06/01/28	160,000	187,257
Entergy Louisiana LLC 2.900%, 03/15/51	60,000	63,932
Entergy Mississippi LLC 3.850%, 06/01/49	120,000	145,645
Entergy Texas, Inc. 3.550%, 09/30/49	265,000	305,141
4.000%, 03/30/29	303,000	353,691
Evergy Kansas Central, Inc. 3.250%, 09/01/49	205,000	229,425
Evergy Metro, Inc. 2.250%, 06/01/30	160,000	169,421
Evergy, Inc. 2.900%, 09/15/29	283,000	310,050
Fortis, Inc. 3.055%, 10/04/26	272,000	299,312
Interstate Power and Light Co. 2.300%, 06/01/30	80,000	84,550
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	955,000	1,043,285
Jersey Central Power & Light Co. 6.150%, 06/01/37	100,000	128,249
Louisville Gas & Electric Co. 4.650%, 11/15/43	197,000	254,328
Metropolitan Edison Co. 4.000%, 04/15/25 (144A)	20,000	21,817
Narragansett Electric Co. (The) 3.395%, 04/09/30 (144A)	200,000	226,707
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/30	360,000	377,222
2.342%, 3M LIBOR + 2.125%, 06/15/67 (c)	219,000	191,198
3.500%, 04/01/29	134,000	153,347

Electric—(Continued)
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	90,000	93,281
2.450%, 12/02/27 (144A)	100,000	105,243
3.750%, 06/15/24 (144A)	387,000	423,188
4.450%, 06/15/29 (144A)	305,000	353,591
6.625%, 01/15/27	22,000	23,233
7.250%, 05/15/26	250,000	263,750
Pacific Gas and Electric Co. 1.600%, 3M LIBOR + 1.375%, 11/15/21 (c)	355,000	355,194
1.750%, 06/16/22	655,000	656,842
2.950%, 03/01/26	55,000	58,149
3.150%, 01/01/26 (b)	158,621	168,958
3.300%, 03/15/27	156,000	166,923
3.450%, 07/01/25	310,000	335,869
3.750%, 02/15/24	293,000	312,461
3.750%, 08/15/42	37,000	37,150
4.000%, 12/01/46	280,000	290,323
4.250%, 08/01/23	565,000	606,596
4.300%, 03/15/45	60,000	63,846
4.600%, 06/15/43	125,000	136,886
4.650%, 08/01/28 (b)	769,000	877,664
PacifiCorp. 2.700%, 09/15/30	95,000	104,349
3.300%, 03/15/51	97,000	111,058
4.125%, 01/15/49	285,000	365,801
PECO Energy Co. 2.800%, 06/15/50	88,000	93,438
4.800%, 10/15/43	105,000	139,900
Pennsylvania Electric Co. 3.600%, 06/01/29 (144A)	500,000	546,217
PG&E Corp. 5.000%, 07/01/28	175,000	186,375
PPL Capital Funding, Inc. 2.905%, 3M LIBOR + 2.665%, 03/30/67 (c)	125,000	107,810
Public Service Co. of Colorado 3.200%, 03/01/50	35,000	40,505
Public Service Co. of Oklahoma 6.625%, 11/15/37	100,000	146,901
Public Service Electric and Gas Co. 2.700%, 05/01/50	190,000	200,445
San Diego Gas & Electric Co. 4.300%, 04/01/42	160,000	190,363
Southern California Edison Co. 2.250%, 06/01/30 (b)	153,000	159,205
3.600%, 02/01/45	111,000	122,470
3.650%, 03/01/28	324,000	363,509
3.700%, 08/01/25	410,000	459,889
3.900%, 03/15/43	23,000	25,944
4.050%, 03/15/42	150,000	171,734
4.125%, 03/01/48	195,000	232,255
4.500%, 09/01/40	130,000	156,425
Southern Power Co. 5.150%, 09/15/41	125,000	153,794
Southwestern Electric Power Co. 3.900%, 04/01/45	272,000	318,186

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Tucson Electric Power Co. 1.500%, 08/01/30	210,000	$207,838
4.000%, 06/15/50	171,000	208,575
4.850%, 12/01/48	150,000	203,920
Union Electric Co. 2.950%, 06/15/27	161,000	177,750
Vistra Operations Co. LLC 4.300%, 07/15/29 (144A)	220,000	249,588
5.000%, 07/31/27 (144A)	240,000	254,400

		25,508,928

Electrical Components & Equipment—0.0%
Energizer Holdings, Inc. 7.750%, 01/15/27 (144A)	520,000	577,980

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	123,000	138,644
Honeywell International, Inc. 2.800%, 06/01/50	60,000	65,681
Roper Technologies, Inc. 1.400%, 09/15/27	360,000	364,410
2.000%, 06/30/30	180,000	183,878

		752,613

Engineering & Construction—0.0%
AECOM 5.875%, 10/15/24	175,000	195,174
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	250,000	261,250

		456,424

Entertainment—0.1%
Cinemark USA, Inc. 8.750%, 05/01/25 (144A)	210,000	226,800
Live Nation Entertainment, Inc. 4.750%, 10/15/27 (144A)	30,000	30,797
5.625%, 03/15/26 (144A)	275,000	281,875
Six Flags Entertainment Corp. 4.875%, 07/31/24 (144A)	240,000	240,694
Vail Resorts, Inc. 6.250%, 05/15/25 (144A)	175,000	186,812
WMG Acquisition Corp. 3.875%, 07/15/30 (144A)	185,000	196,612

		1,163,590

Environmental Control—0.0%
GFL Environmental, Inc. 3.750%, 08/01/25 (144A)	225,000	229,500
Republic Services, Inc. 1.450%, 02/15/31	130,000	127,153
3.050%, 03/01/50	125,000	136,423

		493,076

Food—0.2%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC 4.625%, 01/15/27 (144A)	600,000	638,250
5.750%, 03/15/25	188,000	193,640
Campbell Soup Co. 3.125%, 04/24/50	28,000	29,518
Conagra Brands, Inc. 5.400%, 11/01/48	65,000	92,615
Hershey Co. (The) 2.650%, 06/01/50	120,000	126,882
Kraft Heinz Foods Co. 4.625%, 01/30/29	415,000	474,648
Kroger Co. (The) 3.875%, 10/15/46	238,000	278,405
3.950%, 01/15/50	120,000	145,478
4.450%, 02/01/47	70,000	87,952
Lamb Weston Holdings, Inc. 4.875%, 11/01/26 (144A)	295,000	308,364
Mars, Inc. 1.625%, 07/16/32 (144A)	220,000	218,061
Mondelez International, Inc. 1.500%, 05/04/25	60,000	62,043
Post Holdings, Inc. 5.000%, 08/15/26 (144A)	295,000	304,588
Smithfield Foods, Inc. 3.000%, 10/15/30 (144A)	200,000	211,615
5.200%, 04/01/29 (144A)	150,000	178,507
Sysco Corp. 3.300%, 02/15/50	374,000	390,370
Tyson Foods, Inc. 4.550%, 06/02/47	160,000	212,136

		3,953,072

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (b)	290,000	305,588

Forest Products & Paper—0.0%
International Paper Co. 4.350%, 08/15/48 (b)	198,000	258,876

Gas—0.1%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	225,000	253,125
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	100,000	110,290
4.250%, 07/15/27 (144A)	70,000	79,506
Atmos Energy Corp. 4.125%, 03/15/49	145,000	187,699
Boston Gas Co. 3.001%, 08/01/29 (144A)	120,000	132,397
Brooklyn Union Gas Co. (The) 3.865%, 03/04/29 (144A)	170,000	196,037
NiSource, Inc. 0.950%, 08/15/25	360,000	362,097

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
NiSource, Inc. 1.700%, 02/15/31	100,000	$99,438
2.950%, 09/01/29 (b)	180,000	197,915
ONE Gas, Inc. 4.500%, 11/01/48	142,000	189,439
Southern California Gas Co. 4.450%, 03/15/44	50,000	62,553
Southern Co. Gas Capital Corp. 1.750%, 01/15/31	370,000	372,085

		2,242,581

Hand/Machine Tools—0.0%
Colfax Corp. 6.375%, 02/15/26 (144A)	250,000	266,875

Healthcare-Products—0.1%
Boston Scientific Corp. 4.000%, 03/01/29	255,000	300,382
4.550%, 03/01/39	103,000	131,184
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A)	275,000	290,522
Stryker Corp. 4.100%, 04/01/43	220,000	270,242
Zimmer Biomet Holdings, Inc. 4.450%, 08/15/45	55,000	64,387

		1,056,717

Healthcare-Services—0.6%
Aetna, Inc. 3.875%, 08/15/47	236,000	280,998
4.125%, 11/15/42	195,000	230,899
Anthem, Inc. 2.875%, 09/15/29	400,000	444,447
4.101%, 03/01/28	140,000	165,438
Bon Secours Mercy Health, Inc. 3.464%, 06/01/30	200,000	227,755
Centene Corp. 3.375%, 02/15/30	625,000	657,556
Children’s Hospital 2.928%, 07/15/50	100,000	100,100
CHS/Community Health Systems, Inc. 8.625%, 01/15/24 (144A)	200,000	208,500
CommonSpirit Health 1.547%, 10/01/25	65,000	66,753
2.782%, 10/01/30	70,000	74,066
3.910%, 10/01/50	65,000	72,335
Cottage Health Obligated Group 3.304%, 11/01/49	230,000	258,651
DaVita, Inc. 4.625%, 06/01/30 (144A)	330,000	349,800
Encompass Health Corp. 4.500%, 02/01/28	80,000	83,600
5.750%, 09/15/25	100,000	103,250
Envision Healthcare Corp. 8.750%, 10/15/26 (144A)	250,000	156,875

Healthcare-Services—(Continued)
Hartford HealthCare Corp. 3.447%, 07/01/54	240,000	253,457
HCA, Inc. 4.500%, 02/15/27	908,000	1,055,833
5.125%, 06/15/39	110,000	140,583
5.250%, 04/15/25	350,000	408,612
5.250%, 06/15/26	260,000	307,645
5.375%, 09/01/26 (b)	1,500,000	1,724,100
5.500%, 06/15/47	100,000	133,370
5.875%, 02/01/29	150,000	180,750
IQVIA, Inc. 5.000%, 05/15/27 (144A)	280,000	297,647
Memorial Health Services 3.447%, 11/01/49	425,000	453,766
MidMichigan Health 3.409%, 06/01/50	40,000	44,572
New York and Presbyterian Hospital (The) 2.256%, 08/01/40	230,000	224,630
NYU Langone Hospitals 3.380%, 07/01/55	90,000	93,987
Partners Healthcare System, Inc. 3.342%, 07/01/60	375,000	427,283
Quest Diagnostics, Inc. 2.800%, 06/30/31	80,000	87,656
Rush Obligated Group 3.922%, 11/15/29	188,000	221,854
Tenet Healthcare Corp. 4.625%, 07/15/24	20,000	20,500
4.875%, 01/01/26 (144A)	490,000	512,594
5.125%, 11/01/27 (144A)	210,000	222,338
6.750%, 06/15/23	750,000	806,850
7.000%, 08/01/25 (b)	90,000	93,029
UnitedHealth Group, Inc. 2.750%, 05/15/40	473,000	512,260
3.500%, 08/15/39	238,000	282,748
4.200%, 01/15/47	140,000	184,598
Universal Health Services, Inc. 2.650%, 10/15/30 (144A)	500,000	519,057
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	110,000	107,384

		12,798,126

Holding Companies-Diversified—0.1%
CK Hutchison International 17 II, Ltd. 3.250%, 09/29/27 (144A)	440,000	482,729
CK Hutchison International 19, Ltd. 3.250%, 04/11/24 (144A) (b)	475,000	507,693
3.625%, 04/11/29 (144A)	205,000	231,763
Hutchison Whampoa International 14, Ltd. 3.625%, 10/31/24 (144A) (b)	200,000	218,978

		1,441,163

Home Builders—0.0%
Lennar Corp. 4.750%, 11/29/27	186,000	219,815
5.250%, 06/01/26	220,000	260,700

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
PulteGroup, Inc. 5.000%, 01/15/27	65,000	$76,700

		557,215

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.625%, 10/15/23 (b)	139,000	141,259

Household Products/Wares—0.1%
ACCO Brands Corp. 5.250%, 12/15/24 (144A) (b)	350,000	359,625
Central Garden & Pet Co. 5.125%, 02/01/28	300,000	319,032
Clorox Co. (The) 1.800%, 05/15/30	140,000	144,399
Prestige Brands, Inc. 6.375%, 03/01/24 (144A)	240,000	245,400
Reckitt Benckiser Treasury Services plc 3.000%, 06/26/27 (144A)	230,000	256,928
Spectrum Brands, Inc. 5.000%, 10/01/29 (144A)	25,000	26,847
5.750%, 07/15/25	400,000	413,040

		1,765,271

Housewares—0.0%
Newell Brands, Inc. 4.700%, 04/01/26	295,000	324,942
Scotts Miracle-Gro Co. (The) 4.500%, 10/15/29	300,000	323,250

		648,192

Insurance—0.3%
Aflac, Inc. 4.000%, 10/15/46	256,000	307,608
4.750%, 01/15/49	335,000	466,702
AIA Group, Ltd. 3.900%, 04/06/28 (144A) (b)	210,000	237,944
American Financial Group, Inc. 3.500%, 08/15/26	70,000	76,356
American International Group, Inc. 3.875%, 01/15/35	223,000	267,381
Assurant, Inc. 4.200%, 09/27/23	150,000	164,063
Athene Global Funding 2.950%, 11/12/26 (144A)	370,000	396,743
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	260,000	278,248
4.200%, 08/15/48	266,000	350,778
4.400%, 05/15/42	200,000	265,318
Equitable Financial Life Global Funding 1.400%, 07/07/25 (144A)	270,000	277,256
Guardian Life Insurance Co. of America (The) 3.700%, 01/22/70 (144A)	85,000	95,067
4.875%, 06/19/64 (144A)	150,000	199,772

Insurance—(Continued)
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	70,000	73,020
Harborwalk Funding Trust 5.077%, 3M LIBOR + 3.191%, 02/15/69 (144A) (c)	195,000	252,632
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	25,000	31,477
6.100%, 10/01/41	25,000	37,340
Intact U.S. Holdings, Inc. 4.600%, 11/09/22	150,000	159,622
Jackson National Life Global Funding 3.250%, 01/30/24 (144A)	90,000	96,750
Markel Corp. 3.500%, 11/01/27	100,000	112,800
Nationwide Mutual Insurance Co. 4.350%, 04/30/50 (144A)	105,000	123,137
New York Life Global Funding 3.000%, 01/10/28 (144A)	125,000	139,455
New York Life Insurance Co. 3.750%, 05/15/50 (144A)	90,000	107,466
4.450%, 05/15/69 (144A)	140,000	187,694
Northwestern Mutual Life Insurance Co. (The) 3.850%, 09/30/47 (144A)	220,000	258,660
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (c)	97,000	110,095
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (c)	90,000	93,825
Prudential Financial, Inc. 3.905%, 12/07/47	65,000	78,098
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	323,976
Swiss Re Finance Luxembourg S.A. 5.000%, 5Y H15 + 3.582%, 04/02/49 (144A) (c)	400,000	465,606
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	124,842
Travelers Cos., Inc. (The) 2.550%, 04/27/50	60,000	63,035

		6,222,766

Internet—0.1%
Alphabet, Inc. 1.900%, 08/15/40	250,000	244,977
Amazon.com, Inc. 2.700%, 06/03/60	260,000	277,365
3.875%, 08/22/37	280,000	348,867
Arches Buyer, Inc. 4.250%, 06/01/28 (144A)	200,000	202,540
Netflix, Inc. 5.875%, 11/15/28	530,000	635,338
Photo Holdings Merger Sub, Inc. 8.500%, 10/01/26 (144A) (b)	200,000	211,812

		1,920,899

Iron/Steel—0.1%
Commercial Metals Co. 5.375%, 07/15/27	275,000	289,438

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Steel Dynamics, Inc. 3.450%, 04/15/30	154,000	$174,235
Vale Overseas, Ltd. 3.750%, 07/08/30	630,000	700,881

		1,164,554

Lodging—0.1%
Boyd Gaming Corp. 6.375%, 04/01/26 (b)	275,000	285,673
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26	250,000	261,250
MGM Resorts International 5.500%, 04/15/27	1,306,000	1,455,537
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 03/01/25 (144A) (b)	500,000	522,710

		2,525,170

Machinery-Construction & Mining—0.0%
Terex Corp. 5.625%, 02/01/25 (144A)	300,000	309,038

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	235,000	252,216
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	240,000	244,800
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	200,000	216,000
Welbilt, Inc. 9.500%, 02/15/24 (b)	50,000	51,677

		764,693

Media—0.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	1,000,000	1,061,190
5.875%, 05/01/27 (144A)	1,000,000	1,038,750
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.300%, 02/01/32	445,000	445,233
2.800%, 04/01/31	300,000	316,911
3.700%, 04/01/51	60,000	62,197
3.750%, 02/15/28	490,000	549,180
4.800%, 03/01/50	240,000	286,364
5.375%, 05/01/47	242,000	301,595
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	100,000	101,000
9.250%, 02/15/24	455,000	460,688
Comcast Corp. 1.500%, 02/15/31	200,000	198,598
1.950%, 01/15/31	90,000	92,547
2.350%, 01/15/27	877,000	943,578
2.450%, 08/15/52 (b)	635,000	617,233
3.200%, 07/15/36	552,000	626,442
3.250%, 11/01/39	570,000	646,029

Media—(Continued)
Comcast Corp. 3.450%, 02/01/50	222,000	261,220
3.750%, 04/01/40	25,000	30,039
4.600%, 10/15/38	50,000	65,803
4.950%, 10/15/58	55,000	83,336
COX Communications, Inc. 3.350%, 09/15/26 (144A)	350,000	393,160
4.600%, 08/15/47 (144A)	70,000	90,380
CSC Holdings LLC 6.500%, 02/01/29 (144A)	360,000	406,458
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	100,000	81,250
Discovery Communications LLC 4.950%, 05/15/42	250,000	299,695
5.200%, 09/20/47	305,000	396,701
DISH DBS Corp. 5.875%, 11/15/24	655,000	686,790
7.750%, 07/01/26 (b)	1,000,000	1,119,480
Entercom Media Corp. 6.500%, 05/01/27 (144A)	190,000	193,088
Fox Corp. 3.500%, 04/08/30	75,000	85,148
Meredith Corp. 6.500%, 07/01/25 (144A)	240,000	254,400
Nexstar Broadcasting, Inc. 5.625%, 07/15/27 (144A)	235,000	251,744
Sinclair Television Group, Inc. 5.125%, 02/15/27 (144A)	250,000	254,375
Sirius XM Radio, Inc. 5.375%, 07/15/26 (144A)	731,000	762,068
Time Warner Cable LLC 4.500%, 09/15/42	667,000	780,505
6.550%, 05/01/37	50,000	68,562
6.750%, 06/15/39	265,000	376,713
ViacomCBS, Inc. 4.200%, 05/19/32	180,000	216,795
4.375%, 03/15/43	213,000	251,272
4.600%, 01/15/45	100,000	119,521
6.250%, 3M LIBOR + 3.899%, 02/28/57 (c)	135,000	151,558
Videotron, Ltd. 5.125%, 04/15/27 (144A)	465,000	493,481
Virgin Media Secured Finance plc 5.500%, 05/15/29 (144A)	200,000	216,750
Walt Disney Co. (The) 2.000%, 09/01/29	184,000	192,210
2.650%, 01/13/31	430,000	471,137
2.750%, 09/01/49	165,000	174,230
3.500%, 05/13/40	255,000	299,335

		17,274,739

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	73,460

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.1%
Alcoa Nederland Holding B.V. 7.000%, 09/30/26 (144A)	250,000	$266,250
Anglo American Capital plc 2.625%, 09/10/30 (144A)	200,000	209,021
Arconic Corp. 6.000%, 05/15/25 (144A)	350,000	373,625
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	130,000	159,429
Glencore Funding LLC 1.625%, 09/01/25 (144A)	380,000	390,855
2.500%, 09/01/30 (144A)	527,000	537,160
4.000%, 03/27/27 (144A)	205,000	231,810
4.125%, 05/30/23 (144A)	61,000	65,969
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	220,000	228,250

		2,462,369

Miscellaneous Manufacturing—0.0%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	245,000	227,237
Eaton Corp. 5.800%, 03/15/37	100,000	139,812
General Electric Co. 3.450%, 05/01/27	85,000	95,943
Siemens Financieringsmaatschappij NV 4.400%, 05/27/45 (144A)	250,000	339,599

		802,591

Oil & Gas—0.7%
Antero Resources Corp. 5.625%, 06/01/23 (b)	250,000	245,000
BP Capital Markets America, Inc. 1.749%, 08/10/30	60,000	60,195
2.772%, 11/10/50	100,000	98,745
2.939%, 06/04/51	385,000	392,362
3.000%, 02/24/50	115,000	117,631
3.017%, 01/16/27	596,000	657,346
3.543%, 04/06/27	165,000	187,711
BP Capital Markets plc 4.375%, 5Y H15 + 4.036%, 06/23/25 (c)	196,000	209,730
4.875%, 5Y H15 + 4.398%, 03/22/30 (c)	296,000	330,247
Cenovus Energy, Inc. 5.375%, 07/15/25	315,000	355,081
Chevron Corp. 2.978%, 05/11/40	210,000	232,154
Cimarex Energy Co. 3.900%, 05/15/27	130,000	143,226
Concho Resources, Inc. 2.400%, 02/15/31	65,000	67,991
3.750%, 10/01/27	260,000	297,042
4.300%, 08/15/28	255,000	301,341
Continental Resources, Inc. 5.750%, 01/15/31 (144A)	210,000	233,096
Diamondback Energy, Inc. 3.250%, 12/01/26	80,000	85,393

Oil & Gas—(Continued)
Diamondback Energy, Inc. 3.500%, 12/01/29	37,000	39,508
4.750%, 05/31/25	386,000	434,472
Eni S.p.A. 4.250%, 05/09/29 (144A)	235,000	278,256
4.750%, 09/12/28 (144A)	305,000	372,802
Eni USA, Inc. 7.300%, 11/15/27	100,000	135,089
EQT Corp. 7.875%, 02/01/25	280,000	318,850
Equinor ASA 2.375%, 05/22/30	90,000	96,279
Exxon Mobil Corp. 2.610%, 10/15/30	405,000	442,125
2.995%, 08/16/39	300,000	324,340
3.095%, 08/16/49	370,000	398,652
HollyFrontier Corp. 2.625%, 10/01/23	120,000	122,632
Marathon Petroleum Corp. 4.500%, 05/01/23	250,000	271,441
4.700%, 05/01/25	23,000	26,343
4.750%, 09/15/44	79,000	90,538
MEG Energy Corp. 6.500%, 01/15/25 (144A)	100,000	102,750
7.000%, 03/31/24 (144A)	114,000	115,140
Noble Energy, Inc. 3.250%, 10/15/29	428,000	491,034
3.850%, 01/15/28	1,070,000	1,243,767
6.000%, 03/01/41	160,000	243,043
Occidental Petroleum Corp. 2.700%, 08/15/22	330,000	330,412
8.875%, 07/15/30	140,000	164,325
Ovintiv, Inc. 7.375%, 11/01/31	250,000	296,573
Phillips 66 2.150%, 12/15/30	435,000	441,343
Pioneer Natural Resources Co. 1.900%, 08/15/30	370,000	366,305
QEP Resources, Inc. 5.375%, 10/01/22	185,000	192,670
Shell International Finance B.V. 3.250%, 04/06/50	260,000	294,467
3.750%, 09/12/46	201,000	242,577
Suncor Energy, Inc. 3.100%, 05/15/25	410,000	448,992
5.350%, 07/15/33	150,000	182,828
Total Capital International S.A. 2.986%, 06/29/41	430,000	469,600
3.127%, 05/29/50	305,000	329,923
3.461%, 07/12/49	294,000	341,413
Valero Energy Corp. 1.200%, 03/15/24	259,000	261,354
2.150%, 09/15/27	310,000	316,613
2.700%, 04/15/23	125,000	130,444

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
WPX Energy, Inc. 5.750%, 06/01/26	235,000	$247,044

		14,618,235

Oil & Gas Services—0.0%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.138%, 11/07/29	170,000	186,655
3.337%, 12/15/27	252,000	282,200
Baker Hughes Holdings LLC 5.125%, 09/15/40	25,000	33,005
Halliburton Co. 3.800%, 11/15/25	6,000	6,728
Schlumberger Holdings Corp. 3.750%, 05/01/24 (144A)	75,000	81,735
3.900%, 05/17/28 (144A)	109,000	123,130

		713,453

Packaging & Containers—0.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.000%, 02/15/25 (144A)	207,000	214,504
Berry Global, Inc. 4.875%, 07/15/26 (144A)	300,000	322,257
Crown Americas LLC / Crown Americas Capital Corp. 4.250%, 09/30/26	225,000	247,984
Greif, Inc. 6.500%, 03/01/27 (144A)	215,000	227,362
LABL Escrow Issuer LLC 6.750%, 07/15/26 (144A)	230,000	249,083
Mauser Packaging Solutions Holding Co. 5.500%, 04/15/24 (144A)	335,000	341,610
Packaging Corp. of America 4.050%, 12/15/49	135,000	167,142
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 4.000%, 10/15/27 (144A)	320,000	328,000

		2,097,942

Pharmaceuticals—1.0%
AbbVie, Inc. 3.200%, 05/14/26	135,000	149,605
3.200%, 11/21/29	705,000	789,690
3.600%, 05/14/25	165,000	183,861
4.050%, 11/21/39	400,000	482,599
4.250%, 11/21/49	265,000	332,143
4.400%, 11/06/42	315,000	394,989
4.450%, 05/14/46	430,000	546,179
4.550%, 03/15/35	60,000	75,828
4.625%, 10/01/42	220,000	278,923
4.750%, 03/15/45	60,000	78,291
AstraZeneca plc 1.375%, 08/06/30	280,000	276,889
2.125%, 08/06/50	280,000	260,786
4.000%, 09/18/42	253,000	311,842
6.450%, 09/15/37	50,000	77,040
Bausch Health Cos., Inc. 7.000%, 03/15/24 (144A)	885,000	910,444

Pharmaceuticals—(Continued)
Bausch Health Cos., Inc. 9.000%, 12/15/25 (144A)	1,625,000	1,797,380
Bayer U.S. Finance LLC 4.375%, 12/15/28 (144A)	245,000	288,046
Becton Dickinson & Co. 3.363%, 06/06/24	1,234,000	1,341,235
3.794%, 05/20/50	140,000	166,001
Bristol-Myers Squibb Co. 1.125%, 11/13/27	95,000	95,915
2.350%, 11/13/40	240,000	246,623
2.550%, 11/13/50	195,000	199,068
3.450%, 11/15/27	450,000	518,915
4.125%, 06/15/39	105,000	133,732
5.000%, 08/15/45	200,000	289,211
Cigna Corp. 3.050%, 10/15/27	360,000	403,144
4.375%, 10/15/28	1,157,000	1,397,841
CVS Health Corp. 1.750%, 08/21/30	100,000	100,533
1.875%, 02/28/31	143,000	144,464
2.700%, 08/21/40	1,260,000	1,272,836
3.250%, 08/15/29	140,000	157,948
4.300%, 03/25/28	635,000	755,836
5.050%, 03/25/48	175,000	236,805
5.300%, 12/05/43	200,000	270,524
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	275,776	312,730
5.880%, 01/10/28	330,631	374,684
8.353%, 07/10/31 (144A)	137,760	182,127
Eli Lilly and Co. 2.250%, 05/15/50	450,000	441,397
Johnson & Johnson 2.250%, 09/01/50	80,000	80,220
3.400%, 01/15/38	223,000	269,412
Merck & Co., Inc. 2.350%, 06/24/40	65,000	67,160
3.700%, 02/10/45	35,000	43,692
Novartis Capital Corp. 2.750%, 08/14/50	115,000	125,774
Par Pharmaceutical, Inc. 7.500%, 04/01/27 (144A)	265,000	287,525
Pfizer, Inc. 2.550%, 05/28/40	460,000	490,839
2.700%, 05/28/50	230,000	246,779
3.900%, 03/15/39	180,000	225,864
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	773,000	864,532
Takeda Pharmaceutical Co., Ltd. 3.025%, 07/09/40	630,000	663,686
3.175%, 07/09/50	200,000	212,768
3.375%, 07/09/60	200,000	221,178
5.000%, 11/26/28	200,000	248,392
Viatris, Inc. 1.650%, 06/22/25 (144A)	95,000	98,172
2.300%, 06/22/27 (144A)	357,000	379,915
4.000%, 06/22/50 (144A)	105,000	120,087

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Zoetis, Inc. 2.000%, 05/15/30	140,000	$144,869
3.000%, 05/15/50	80,000	88,038

		21,155,006

Pipelines—0.5%
Boardwalk Pipelines L.P. 4.450%, 07/15/27	34,000	38,043
4.800%, 05/03/29	65,000	74,449
Cameron LNG LLC 3.701%, 01/15/39 (144A)	163,000	183,565
Cheniere Energy Partners L.P. 4.500%, 10/01/29	140,000	148,089
5.250%, 10/01/25	160,000	164,200
Enable Midstream Partners L.P. 4.150%, 09/15/29	90,000	89,506
4.400%, 03/15/27	70,000	70,614
4.950%, 05/15/28	80,000	82,671
Enbridge, Inc. 4.500%, 06/10/44	275,000	321,006
Energy Transfer Operating L.P. 4.200%, 04/15/27	17,000	18,725
4.750%, 01/15/26	150,000	169,683
5.150%, 02/01/43	566,000	599,326
5.250%, 04/15/29	5,000	5,835
6.050%, 06/01/41	55,000	64,340
6.250%, 04/15/49	70,000	84,550
EnLink Midstream Partners L.P. 4.850%, 07/15/26	310,000	300,700
Enterprise Products Operating LLC 3.700%, 01/31/51	190,000	208,772
4.250%, 02/15/48	285,000	333,612
4.450%, 02/15/43	100,000	121,035
4.850%, 08/15/42	100,000	124,187
4.950%, 10/15/54	33,000	41,903
Gray Oak Pipeline LLC 2.000%, 09/15/23 (144A)	110,000	111,704
2.600%, 10/15/25 (144A)	120,000	123,654
3.450%, 10/15/27 (144A)	70,000	73,086
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	300,000	348,830
Kinder Morgan, Inc. 3.250%, 08/01/50	90,000	90,151
5.050%, 02/15/46	80,000	97,904
5.300%, 12/01/34	305,000	375,624
MPLX L.P. 2.650%, 08/15/30	120,000	125,692
4.000%, 03/15/28	200,000	230,015
4.125%, 03/01/27	80,000	92,234
4.500%, 04/15/38	541,000	618,074
4.700%, 04/15/48	119,000	140,899
5.200%, 03/01/47	81,000	98,390
5.500%, 02/15/49	5,000	6,574
ONEOK Partners L.P. 5.000%, 09/15/23	70,000	76,911
6.650%, 10/01/36	140,000	176,700

Pipelines—(Continued)
ONEOK, Inc. 3.400%, 09/01/29	137,000	146,548
4.950%, 07/13/47	59,000	65,822
5.200%, 07/15/48	90,000	104,891
Phillips 66 Partners L.P. 3.150%, 12/15/29	40,000	41,593
4.900%, 10/01/46	146,000	163,357
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30	160,000	171,917
3.850%, 10/15/23	113,000	120,814
4.500%, 12/15/26	160,000	179,157
4.650%, 10/15/25	225,000	251,495
4.700%, 06/15/44	120,000	124,261
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	500,000	573,677
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	118,930
8.000%, 03/01/32	70,000	100,288
Sunoco Logistics Partners Operations L.P. 4.950%, 01/15/43	150,000	154,917
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.250%, 11/15/23	300,000	301,500
6.500%, 07/15/27	300,000	325,500
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	45,000	49,300
4.150%, 01/15/48 (144A)	120,000	133,048
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	300,000	366,362
Transcanada Trust 5.500%, 3M LIBOR + 4.154%, 09/15/79 (c)	298,000	327,800
Williams Cos., Inc. (The) 3.750%, 06/15/27	224,000	255,497

		10,107,927

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	268,235

Real Estate Investment Trusts—0.7%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/33	130,000	129,699
3.800%, 04/15/26	23,000	26,440
4.000%, 02/01/50	111,000	137,671
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	150,000	165,254
American Tower Corp. 1.500%, 01/31/28	150,000	150,869
1.875%, 10/15/30	130,000	131,058
2.950%, 01/15/51	100,000	100,047
3.100%, 06/15/50	170,000	174,778
3.125%, 01/15/27	501,000	552,660
3.700%, 10/15/49	210,000	238,192
3.950%, 03/15/29	636,000	739,911
American Tower Trust 3.652%, 03/23/28 (144A)	160,000	175,838

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Boston Properties L.P. 4.500%, 12/01/28	100,000	$119,552
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	60,000	65,709
Crown Castle International Corp. 2.250%, 01/15/31	140,000	145,134
3.300%, 07/01/30	90,000	100,681
3.800%, 02/15/28	745,000	858,283
4.450%, 02/15/26	100,000	115,683
Digital Realty Trust L.P. 3.700%, 08/15/27	400,000	459,576
Equinix, Inc. 1.550%, 03/15/28	135,000	137,167
ERP Operating L.P. 4.150%, 12/01/28	120,000	143,043
ESH Hospitality, Inc. 4.625%, 10/01/27 (144A)	120,000	123,000
5.250%, 05/01/25 (144A)	285,000	292,125
Essex Portfolio L.P. 1.650%, 01/15/31	160,000	158,851
2.650%, 03/15/32	120,000	128,677
2.650%, 09/01/50	160,000	153,116
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	680,000	741,091
Healthcare Trust of America Holdings L.P. 2.000%, 03/15/31	290,000	289,825
3.100%, 02/15/30	200,000	218,354
Healthpeak Properties, Inc. 2.875%, 01/15/31	200,000	215,430
3.000%, 01/15/30	445,000	486,802
3.500%, 07/15/29	118,000	133,787
Kimco Realty Corp. 2.700%, 10/01/30	180,000	193,801
Life Storage L.P. 4.000%, 06/15/29	137,000	160,136
National Retail Properties, Inc. 4.000%, 11/15/25	100,000	112,729
Office Properties Income Trust 4.000%, 07/15/22	140,000	143,095
4.150%, 02/01/22	280,000	285,072
Prologis L.P. 1.250%, 10/15/30	90,000	89,066
2.125%, 10/15/50	150,000	138,942
Realty Income Corp. 1.800%, 03/15/33	80,000	80,342
3.875%, 04/15/25	60,000	67,574
Regency Centers L.P. 2.950%, 09/15/29	195,000	208,321
SBA Communications Corp. 4.875%, 09/01/24	184,000	188,734
Scentre Group Trust 1 / Scentre Group Trust 2 3.250%, 10/28/25 (144A)	586,000	623,821
Scentre Group Trust 2 4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (c)	200,000	208,478
Simon Property Group L.P. 3.375%, 06/15/27	120,000	133,235

Real Estate Investment Trusts—(Continued)
Simon Property Group L.P. 3.500%, 09/01/25	190,000	210,956
SITE Centers Corp. 4.700%, 06/01/27	60,000	65,672
UDR, Inc. 2.100%, 08/01/32	90,000	91,674
2.950%, 09/01/26	386,000	423,571
3.000%, 08/15/31	120,000	132,681
3.500%, 07/01/27	100,000	111,379
Ventas Realty L.P. 4.875%, 04/15/49	88,000	109,087
5.700%, 09/30/43	220,000	284,455
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	305,000	316,331
WEA Finance LLC 2.875%, 01/15/27 (144A)	575,000	590,396
Welltower, Inc. 2.700%, 02/15/27	347,000	382,239
3.100%, 01/15/30	320,000	350,009
3.625%, 03/15/24	485,000	528,522
WP Carey, Inc. 2.400%, 02/01/31	120,000	124,553

		14,163,174

Retail—0.3%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	60,000	60,946
Alimentation Couche-Tard, Inc. 2.950%, 01/25/30 (144A)	80,000	87,380
3.800%, 01/25/50 (144A)	135,000	159,656
AutoZone, Inc. 1.650%, 01/15/31	100,000	99,300
Group 1 Automotive, Inc. 4.000%, 08/15/28 (144A)	250,000	257,695
Home Depot, Inc. (The) 3.125%, 12/15/49	225,000	259,094
3.300%, 04/15/40	180,000	211,851
Lowe’s Cos., Inc. 1.300%, 04/15/28	60,000	60,502
3.000%, 10/15/50	315,000	335,793
3.700%, 04/15/46	173,000	204,796
Macy’s, Inc. 8.375%, 06/15/25 (144A) (b)	210,000	233,134
McDonald’s Corp. 3.625%, 05/01/43	257,000	295,448
3.625%, 09/01/49	145,000	169,854
3.700%, 02/15/42	120,000	140,522
6.300%, 10/15/37	90,000	135,400
O’Reilly Automotive, Inc. 1.750%, 03/15/31	45,000	45,042
3.550%, 03/15/26	60,000	67,679
Penske Automotive Group, Inc. 5.500%, 05/15/26	240,000	249,300
PetSmart, Inc. 5.875%, 06/01/25 (144A)	500,000	513,750
8.875%, 06/01/25 (144A)	265,000	272,181

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Rite Aid Corp. 7.500%, 07/01/25 (144A)	112,000	$116,900
8.000%, 11/15/26 (144A)	154,000	164,709
Staples, Inc. 7.500%, 04/15/26 (144A)	324,000	338,343
Starbucks Corp. 2.550%, 11/15/30	130,000	140,548
3.750%, 12/01/47	171,000	199,388
Walmart, Inc. 3.625%, 12/15/47	205,000	259,499
3.950%, 06/28/38	120,000	152,880

		5,231,590

Savings & Loans—0.1%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (c)	780,000	847,534

Semiconductors—0.2%
Analog Devices, Inc. 4.500%, 12/05/36	113,000	135,538
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	300,000	337,089
Broadcom, Inc. 3.150%, 11/15/25	527,000	575,018
4.150%, 11/15/30	420,000	485,505
4.250%, 04/15/26	150,000	171,824
4.750%, 04/15/29	400,000	478,126
Microchip Technology, Inc. 0.972%, 02/15/24 (144A)	435,000	436,000
2.670%, 09/01/23 (144A)	200,000	209,159
NVIDIA Corp. 3.500%, 04/01/50	127,000	153,775
ON Semiconductor Corp. 3.875%, 09/01/28 (144A)	250,000	258,125
Qorvo, Inc. 4.375%, 10/15/29	235,000	258,552
Sensata Technologies UK Financing Co. plc 6.250%, 02/15/26 (144A)	385,000	400,159

		3,898,870

Software—0.2%
CDK Global, Inc. 5.250%, 05/15/29 (144A)	200,000	221,584
Fiserv, Inc. 3.500%, 07/01/29	277,000	316,142
4.400%, 07/01/49	60,000	80,230
Microsoft Corp. 2.675%, 06/01/60	190,000	205,408
3.500%, 02/12/35	735,000	904,411
3.500%, 11/15/42	100,000	123,048
Oracle Corp. 2.800%, 04/01/27	335,000	369,320
3.600%, 04/01/40	420,000	491,461
3.600%, 04/01/50	350,000	407,989
3.800%, 11/15/37	366,000	441,530

Software—(Continued)
Oracle Corp. 3.850%, 07/15/36	408,000	492,121
3.900%, 05/15/35	222,000	272,286
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	150,000	160,203

		4,485,733

Telecommunications—1.1%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	350,000	392,875
Altice France S.A. 7.375%, 05/01/26 (144A)	413,000	434,683
AT&T, Inc. 1.650%, 02/01/28	185,000	188,669
2.250%, 02/01/32	775,000	785,729
2.300%, 06/01/27	210,000	223,830
2.550%, 12/01/33 (144A)	85,000	87,404
2.750%, 06/01/31	275,000	293,783
3.100%, 02/01/43	285,000	288,253
3.500%, 06/01/41	365,000	392,950
3.500%, 09/15/53 (144A)	194,000	193,260
3.550%, 09/15/55 (144A)	225,000	223,804
3.650%, 09/15/59 (144A)	295,000	295,862
4.300%, 12/15/42	952,000	1,110,471
CenturyLink, Inc. 6.750%, 12/01/23	65,000	72,394
7.500%, 04/01/24 (b)	550,000	622,875
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A)	100,000	104,000
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	434,000	443,765
CommScope, Inc. 6.000%, 03/01/26 (144A)	500,000	526,800
Corning, Inc. 3.900%, 11/15/49	252,000	308,469
Crown Castle Towers LLC 3.663%, 05/15/25 (144A)	225,000	242,350
Intelsat Jackson Holdings S.A. 8.000%, 02/15/24 (144A)	240,000	245,700
9.750%, 07/15/25 (144A) (d)	245,000	176,400
Level 3 Financing, Inc. 5.375%, 05/01/25	385,000	395,953
Plantronics, Inc. 5.500%, 05/31/23 (144A)	240,000	240,600
Rogers Communications, Inc. 3.700%, 11/15/49	165,000	194,707
4.350%, 05/01/49	90,000	116,332
Sprint Capital Corp. 8.750%, 03/15/32	1,000,000	1,583,375
Sprint Corp. 7.625%, 02/15/25	105,000	125,563
7.625%, 03/01/26	1,000,000	1,241,195
Switch, Ltd. 3.750%, 09/15/28 (144A)	200,000	203,000
T-Mobile USA, Inc. 2.050%, 02/15/28 (144A)	850,000	884,136

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
T-Mobile USA, Inc. 2.550%, 02/15/31 (144A)	260,000	$273,018
3.000%, 02/15/41 (144A)	165,000	171,059
3.750%, 04/15/27 (144A)	815,000	928,122
3.875%, 04/15/30 (144A)	205,000	237,392
4.375%, 04/15/40 (144A)	265,000	323,398
6.500%, 01/15/26	1,000,000	1,035,000
Telecom Italia Capital S.A. 6.000%, 09/30/34	485,000	590,774
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	570,000	686,888
4.895%, 03/06/48	150,000	188,281
United States Cellular Corp. 6.700%, 12/15/33	280,000	363,300
Verizon Communications, Inc. 1.680%, 10/30/30 (144A)	220,000	218,979
2.625%, 08/15/26	50,000	54,759
2.650%, 11/20/40	344,000	347,390
4.125%, 03/16/27	200,000	235,806
4.272%, 01/15/36	1,383,000	1,713,379
4.329%, 09/21/28	454,000	546,477
4.400%, 11/01/34	98,000	122,212
4.500%, 08/10/33	300,000	377,963
4.862%, 08/21/46	42,000	56,671
Vodafone Group plc 4.250%, 09/17/50	360,000	445,929
6.250%, 11/30/32	160,000	219,152

		21,775,136

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.900%, 11/19/29	149,000	168,598
Mattel, Inc. 6.750%, 12/31/25 (144A)	500,000	527,735

		696,333

Transportation—0.2%
Burlington Northern Santa Fe LLC 3.550%, 02/15/50	69,000	84,884
3.900%, 08/01/46	349,000	445,238
5.150%, 09/01/43	170,000	245,229
Canadian Pacific Railway Co. 5.750%, 03/15/33	120,000	165,086
CSX Corp. 3.250%, 06/01/27	738,000	833,857
3.800%, 11/01/46	219,000	262,191
4.750%, 11/15/48	95,000	130,092
6.150%, 05/01/37	60,000	89,554
JB Hunt Transport Services, Inc. 3.875%, 03/01/26	80,000	91,843
Norfolk Southern Corp. 3.050%, 05/15/50	415,000	452,830
3.950%, 10/01/42	230,000	278,475
Union Pacific Corp. 3.550%, 08/15/39	250,000	288,991

Transportation—(Continued)
Union Pacific Corp. 3.600%, 09/15/37	146,000	170,112
4.100%, 09/15/67	70,000	87,811
4.375%, 09/10/38	50,000	62,794
XPO Logistics, Inc. 6.750%, 08/15/24 (144A)	220,000	233,750

		3,922,737

Water—0.0%
American Water Capital Corp. 2.800%, 05/01/30	22,000	24,273
3.450%, 05/01/50	150,000	177,095

		201,368

Total Corporate Bonds & Notes (Cost $299,649,486)		323,580,370

U.S. Treasury & Government Agencies—5.3%

Agency Sponsored Mortgage-Backed—3.2%
Fannie Mae 30 Yr. Pool 4.000%, 06/01/46	854,582	943,036
4.000%, 07/01/47	980,847	1,054,304
4.000%, 11/01/47	378,107	405,699
4.000%, 12/01/47	358,922	386,283
4.000%, 01/01/48	693,006	763,874
4.000%, 09/01/48	411,192	440,247
4.500%, 04/01/39	147,084	164,226
4.500%, 12/01/40	222,189	249,474
4.500%, 05/01/48	336,121	363,288
4.500%, 06/01/48	237,346	259,045
4.500%, 07/01/48	117,179	126,820
4.500%, 11/01/48	1,081,921	1,178,734
4.500%, 01/01/49	596,345	656,275
4.500%, 06/01/49	501,921	550,706
5.000%, 07/01/44	557,948	641,396
5.000%, 06/01/48	197,896	218,998
5.000%, 07/01/48	479,431	537,201
5.000%, 08/01/48	367,596	413,447
5.000%, 10/01/48	787,346	871,649
5.000%, 01/01/49	527,193	601,212
Fannie Mae Pool 2.130%, 11/01/28	1,250,000	1,335,684
1.500%, 01/15/31 (e) (f)	500,000	503,125
2.600%, 10/01/31	350,000	385,964
3.060%, 08/01/32	350,000	396,154
3.130%, 02/01/30	300,000	340,327
3.140%, 12/01/31	1,252,000	1,430,152
3.150%, 06/01/36	461,532	524,308
3.230%, 01/01/30	2,387,309	2,699,818
3.240%, 01/01/22	502,619	510,045
3.330%, 04/01/35	494,574	574,283
3.420%, 04/01/30	1,000,000	1,156,338
3.460%, 11/01/32	1,728,000	2,040,348
3.530%, 05/01/33	500,000	597,092
3.570%, 07/01/26	995,018	1,118,356

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 3.600%, 01/01/27	479,553	$542,609
3.660%, 03/01/27	730,358	826,186
3.660%, 10/01/28	483,689	558,269
3.740%, 02/01/29	800,000	937,596
3.800%, 09/01/33	436,794	496,048
3.840%, 08/01/28	590,275	688,291
3.960%, 08/01/30	1,462,609	1,743,708
3.990%, 02/01/28	524,732	610,682
4.000%, 06/01/49	945,009	1,019,210
4.500%, 11/01/48	1,235,383	1,341,886
Fannie Mae REMICS (CMO) 3.500%, 05/25/49	1,060,355	1,126,643
3.500%, 06/25/46	563,795	582,881
4.000%, 04/25/42	283,648	314,437
4.000%, 05/25/43	497,170	517,730
5.000%, 04/25/37	45,306	52,319
5.000%, 07/25/39	250,000	308,720
5.000%, 05/25/40	65,000	82,279
6.000%, 01/25/34	160,328	188,302
Fannie Mae Whole Loan Trust (CMO) 5.620%, 11/25/33	323,743	371,314
Fannie Mae-ACES 0.670%, 10/25/30	332,573	329,862
0.750%, 09/25/28	531,969	523,139
1.200%, 10/25/30	80,000	81,134
1.942%, 10/25/30 (c) (g)	1,502,579	174,786
2.016%, 07/25/30 (c) (g)	2,256,491	303,982
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/47	372,664	399,064
4.500%, 06/01/47	803,914	879,845
5.000%, 12/01/48	301,330	332,761
Freddie Mac 30 Yr. Pool 3.500%, 10/01/49	355,228	374,805
4.500%, 06/01/48	401,386	445,366
Freddie Mac Multifamily Structured Pass-Through Certificates 3.600%, 02/25/28	1,000,000	1,167,353
3.850%, 05/25/28 (c)	585,000	696,898
Freddie Mac REMICS (CMO) 3.000%, 07/25/49	704,728	740,065
2.500%, 01/15/42	83,136	83,618
3.500%, 03/15/35	600,000	690,033
4.000%, 07/15/38	250,000	272,963
5.000%, 02/15/40	117,000	149,373
5.000%, 02/15/41	426,517	506,908
5.500%, 03/15/37	264,883	310,878
Ginnie Mae I 30 Yr. Pool 4.500%, 07/15/39	388,055	439,315
Ginnie Mae II 30 Yr. Pool 4.000%, 10/20/49	771,894	834,743
4.250%, 07/20/47	804,905	908,170
4.250%, 10/20/48	1,575,014	1,777,228
4.500%, 02/20/48	3,002,113	3,283,338
4.500%, 05/20/48	197,981	213,085
4.500%, 06/20/48	822,463	920,479
4.500%, 12/20/48	466,739	506,866

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, 07/20/49	895,164	968,874
4.500%, 09/20/49	1,947,210	2,138,246
5.000%, 07/20/48	263,045	289,195
5.000%, 12/20/48	977,379	1,085,388
5.000%, 03/20/49	1,302,482	1,483,276
5.000%, 05/20/49	1,350,369	1,514,034
Government National Mortgage Association (CMO)
0.762%, 1M LIBOR + 0.610%, 03/20/70 (c)	771,745	780,834
2.500%, 05/20/43	113,548	114,156
3.500%, 04/20/49	746,040	791,599
5.500%, 02/20/37	126,359	143,330
5.500%, 04/16/37	133,822	150,458
5.500%, 11/16/39	200,000	257,321
6.000%, 04/17/34	75,396	85,834
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (h)	2,110,000	2,191,512

		66,087,132

U.S. Treasury—2.1%
U.S. Treasury Bonds 1.125%, 05/15/40	245,000	232,214
1.250%, 05/15/50	820,000	742,228
1.375%, 08/15/50	135,000	126,141
1.625%, 11/15/50	1,500,000	1,491,094
2.000%, 02/15/50	307,000	332,723
2.250%, 08/15/46	236,000	268,856
2.250%, 08/15/49	115,000	131,334
2.375%, 11/15/49	70,000	82,061
2.500%, 02/15/45	5,250,000	6,249,141
2.750%, 08/15/42	1,050,000	1,299,580
2.750%, 11/15/42	2,050,000	2,535,514
2.875%, 05/15/43	1,000,000	1,262,031
3.000%, 11/15/44	79,000	102,058
3.750%, 11/15/43	2,242,000	3,221,649
3.875%, 08/15/40	65,000	93,026
4.375%, 02/15/38 (b)	165,000	245,012
4.375%, 11/15/39	320,000	483,288
U.S. Treasury Coupon Strips Zero Coupon, 02/15/22 (b)	7,475,000	7,463,909
Zero Coupon, 11/15/22 (b)	2,525,000	2,518,868
U.S. Treasury Notes 0.375%, 09/30/27 (b)	300,000	295,289
0.625%, 08/15/30	250,000	243,594
1.750%, 02/28/22	1,200,000	1,222,687
1.750%, 05/15/23	7,802,000	8,098,232
2.000%, 02/28/21	5,000,000	5,014,043
2.250%, 11/15/25	210,000	229,277

		43,983,849

Total U.S. Treasury & Government Agencies (Cost $100,985,489)		110,070,981

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Asset-Backed Securities—1.6%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.5%
American Credit Acceptance Receivables Trust 3.540%, 03/13/23 (144A)	107,997	$108,106
3.700%, 07/10/24 (144A)	81,709	82,055
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	541,745
Carmax Auto Owner Trust 3.360%, 09/15/23	158,333	161,669
Carnow Auto Receivables Trust 4.260%, 09/15/23 (144A) †	49,162	49,229
Credit Acceptance Auto Loan Trust 2.390%, 04/16/29 (144A)	535,000	547,650
Drive Auto Receivables Trust 3.660%, 11/15/24	99,468	100,235
3.720%, 09/16/24	55,177	55,438
3.780%, 04/15/25	565,000	575,790
3.810%, 05/15/24	181,328	184,910
3.990%, 01/15/25	250,000	255,792
4.090%, 01/15/26	250,000	259,608
4.090%, 06/15/26	125,000	130,929
DT Auto Owner Trust 2.730%, 07/15/25 (144A)	533,000	546,274
3.610%, 11/15/24 (144A)	730,000	743,730
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	530,000	547,690
3.950%, 12/15/22 (144A)	60,071	60,509
Flagship Credit Auto Trust 3.790%, 12/16/24 (144A)	203,000	211,082
4.080%, 02/18/25 (144A)	625,000	657,817
4.110%, 10/15/24 (144A)	500,000	522,569
Ford Credit Auto Owner Trust 3.240%, 04/15/23	206,359	209,524
GLS Auto Receivables Trust 3.370%, 01/17/23 (144A)	27,967	28,065
Hertz Vehicle Financing II L.P. 2.960%, 10/25/21 (144A)	68,418	68,487
3.710%, 03/25/23 (144A)	130,371	130,532
Nissan Auto Lease Trust 3.250%, 09/15/21	13,578	13,593
Sonoran Auto Receivables Trust 4.750%, 06/15/25	462,636	470,732
Tesla Auto Lease Trust 3.710%, 08/20/21 (144A)	210,011	211,341
Tricolor Auto Securitization Trust 4.875%, 11/15/26 (144A)	555,928	555,928
U.S. Auto Funding LLC 3.990%, 12/15/22 (144A)	500,000	507,076
5.500%, 07/15/23 (144A)	49,739	51,036

		8,589,141

Asset-Backed-Credit Card—0.0%
Synchrony Card Issuance Trust 3.380%, 09/15/24	150,000	153,283
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	375,000	386,710

		539,993

Asset-Backed-Other—1.1%
American Homes 4 Rent Trust 3.786%, 10/17/36 (144A)	183,325	197,652
4.691%, 10/17/52 (144A)	100,000	110,172
4.705%, 10/17/36 (144A)	100,000	108,346
AMSR Trust 3.218%, 04/17/37 (144A)	700,000	714,516
B2R Mortgage Trust 2.567%, 06/15/49 (144A)	71,825	71,799
Business Jet Securities LLC 2.981%, 11/15/35 (144A)	276,675	280,413
4.447%, 06/15/33 (144A)	294,926	300,241
5.437%, 06/15/33 (144A)	221,854	225,553
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	492,508	507,781
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	130,000	129,922
CoreVest American Finance Trust 2.705%, 10/15/52 (144A)	584,027	615,510
3.163%, 10/15/52 (144A)	650,000	673,610
3.880%, 03/15/52 (144A)	320,000	342,305
Diamond Resorts Owner Trust 3.530%, 02/20/32 (144A)	607,736	622,526
4.190%, 01/21/31 (144A)	129,305	134,483
FirstKey Homes Trust 2.668%, 10/19/37 (144A)	650,000	648,200
Fort Credit LLC 3.576%, 1M LIBOR + 3.430%, 11/16/35 (144A) † (c)	790,000	750,397
Foundation Finance Trust 3.860%, 11/15/34 (144A)	154,945	160,320
Freedom Financial Network LLC 3.990%, 10/20/25 (144A)	36,913	36,990
Legacy Mortgage Asset Trust 3.200%, 05/25/59 (144A) (i)	809,308	817,100
Lendingpoint Asset Securitization Trust 3.071%, 11/10/25 (144A)	56,509	56,558
Lendmark Funding Trust 3.900%, 12/20/27 (144A)	600,000	626,925
4.230%, 04/20/27 (144A)	709,000	728,983
4.480%, 04/20/27 (144A)	500,000	518,147
LL ABS Trust 2.870%, 03/15/27 (144A)	111,718	112,226
Mariner Finance Issuance Trust 4.200%, 11/20/30 (144A)	860,597	870,462
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	500,000	500,185
Octane Receivables Trust 3.160%, 09/20/23 (144A)	371,903	376,566
Oportun Funding IX LLC 3.910%, 07/08/24 (144A)	340,000	342,608
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	601,000	610,672
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	602,132	620,804

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed-Other—(Continued)
Progress Residential Trust 2.768%, 08/17/34 (144A)	218,583	$221,216
3.255%, 03/17/35 (144A)	99,878	99,982
3.712%, 08/17/35 (144A)	500,000	508,050
4.040%, 08/17/35 (144A)	389,000	394,514
4.427%, 10/17/35 (144A)	349,000	355,896
4.466%, 08/17/35 (144A)	850,000	876,164
4.656%, 08/17/35 (144A)	258,000	262,351
PRPM 2020-1 LLC 2.981%, 02/25/25 (144A) (i)	545,578	546,798
Regional Management Issuance Trust 3.430%, 11/15/28 (144A)	760,000	774,350
Republic Finance Issuance Trust 3.430%, 11/22/27 (144A)	880,000	893,668
Sierra Timeshare Receivables Funding LLC 2.750%, 08/20/36 (144A)	555,325	567,395
3.120%, 05/20/36 (144A)	300,050	303,713
Trafigura Securitisation Finance plc 3.730%, 03/15/22 (144A)	422,222	430,495
Tricon American Homes Trust 2.716%, 09/17/34 (144A)	201,859	204,424
3.198%, 03/17/38 (144A)	525,000	542,354
Vericrest Opportunity Loan Trust 2.981%, 02/25/50 (144A) (i)	346,495	347,042
3.278%, 11/25/49 (144A) (i)	294,994	295,127
Verizon Owner Trust 3.230%, 04/20/23	140,546	142,412
VM DEBT LLC 7.500%, 06/15/24	514,054	505,182
VOLT LXXX LLC 4.090%, 10/25/49 (144A) (i)	625,000	624,925
VOLT LXXXIII LLC 3.327%, 11/26/49 (144A) (i)	329,293	330,237
VOLT LXXXV LLC 3.228%, 01/25/50 (144A) (i)	299,411	300,251
VOLT LXXXVII LLC 2.981%, 02/25/50 (144A) (i)	355,304	355,784
VOLT LXXXVIII LLC 2.981%, 03/25/50 (144A) (i)	534,735	535,337

		23,229,639

Total Asset-Backed Securities (Cost $31,710,794)		32,358,773

Mutual Funds—1.4%

Investment Company Securities—1.4%
iShares J.P. Morgan USD Emerging Markets Bond ETF (b) (Cost $29,459,157)	256,597	29,742,158

Convertible Preferred Stocks—0.9%
Security Description	Shares/ Principal Amount*	Value

Banks—0.4%
Bank of America Corp. 7.250%	5,757	8,742,465

Diversified Financial Services—0.2%
AMG Capital Trust II 5.150%, 10/15/37	75,767	3,695,914

Health Care Equipment & Supplies—0.1%
Danaher Corp. 5.000%, 04/15/23 (b)	1,700	2,211,870

Machinery—0.2%
Stanley Black & Decker, Inc. 5.000%	3,600	4,320,000

Total Convertible Preferred Stocks (Cost $18,335,102)		18,970,249

Mortgage-Backed Securities—0.7%

Collateralized Mortgage Obligations—0.4%
Antler Mortgage Trust 4.335%, 07/25/22 (144A)	119,552	119,774
BVRT Financing Trust 3.152%, 11/10/22 (144A) (e) (f)	800,000	800,000
FMC GMSR Issuer Trust 4.450%, 01/25/26 (144A) (c)	500,000	499,738
Headlands Residential LLC 3.967%, 06/25/24 (144A) (i)	610,000	613,049
LHOME Mortgage Trust 3.228%, 10/25/24 (144A)	500,000	503,449
3.844%, 03/25/24 (144A)	345,000	347,693
3.868%, 07/25/24 (144A)	650,000	657,246
Seasoned Credit Risk Transfer Trust 3.500%, 03/25/58	1,077,923	1,169,658
3.500%, 07/25/58	584,057	637,279
Seasoned Loans Structured Transaction 3.500%, 11/25/28	1,462,187	1,546,176
Toorak Mortgage Corp. 3.721%, 09/25/22 (i)	430,000	436,349
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	820,000	827,945

		8,158,356

Commercial Mortgage-Backed Securities—0.3%
Commercial Mortgage Trust 2.896%, 02/10/37 (144A)	650,000	648,217
3.402%, 02/10/37 (144A)	420,000	414,592
CSMC Trust 3.953%, 09/15/37 (144A)	210,000	212,672
FREMF Mortgage Trust 3.530%, 12/25/51 (144A) (c)	500,000	548,890
GS Mortgage Securities Trust 3.805%, 10/10/35 (144A) (c)	440,000	468,248

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Mortgage-Backed Securities—(Continued)
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,420,000	$1,469,913
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (c)	1,200,000	1,348,562
SBALR Commercial Mortgage Trust 2.825%, 02/13/53 (144A)	810,000	832,476

		5,943,570

Total Mortgage-Backed Securities (Cost $13,679,665)		14,101,926

Preferred Stocks—0.1%

Auto Components—0.0%
Schaeffler AG	102,092	852,762

Automobiles—0.1%
Volkswagen AG	6,447	1,201,142

Total Preferred Stocks (Cost $2,223,828)		2,053,904

Floating Rate Loan (j)—0.0%

Cosmetics/Personal Care—0.0%
Sunshine Luxembourg ViII S.a.r.l Term Loan B1, 3M LIBOR + 4.000%, 10/01/26 (c) (Cost $334,774)	338,300	339,719

Short-Term Investments—16.9%

Mutual Funds—0.0%
State Street U.S. Treasury Liquidity Fund 0.010%	25,200	25,200

Repurchase Agreement—14.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $308,712,017; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 1.875%, maturity dates ranging from 08/31/22 - 12/31/22, and an aggregate market value of $314,886,296.	308,712,017	308,712,017

U.S. Treasury—2.0%
U.S. Treasury Bills 0.113%, 04/15/21 (k) (l)	40,000,000	39,990,742
0.157%, 02/25/21 (k) (m)	530,000	529,948

		40,520,690

Total Short-Term Investments (Cost $349,254,090)		349,257,907

Securities Lending Reinvestments (n)—3.2%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.7%
Banco del Estado de Chile 0.250%, 01/12/21	1,000,000	1,000,022
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (c)	2,000,000	1,999,644
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (c)	1,000,000	1,000,121
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (c)	3,000,000	3,001,149
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (c)	2,000,000	2,000,440
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (c)	1,000,000	999,870
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (c)	1,000,000	999,991
0.273%, 3M LIBOR + 0.060%, 01/29/21 (c)	2,000,000	2,000,024
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (c)	1,000,000	1,000,020
0.364%, 3M LIBOR + 0.130%, 07/02/21 (c)	1,000,000	1,000,454

		15,001,735

Commercial Paper—0.2%
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (c)	1,000,000	1,000,017
Versailles Commercial Paper LLC 0.230%, 03/31/21	1,997,738	1,998,292

		2,998,309

Repurchase Agreements—2.3%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $10,500,292; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $11,660,761.	10,500,000	10,500,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $1,000,409; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,111,326.	1,000,000	1,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $10,293,491; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $10,499,303.	10,293,433	10,293,433
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $2,501,045; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	$2,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,500,020; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $800,018; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $816,000.	800,000	800,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $500,018; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $555,577.	500,000	500,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $800,009; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $816,329.	800,000	800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $10,500,245; collateralized by various Common Stock with an aggregate market value of $11,666,803.	10,500,000	10,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,000,066; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,328,189.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $900,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $998,457.	900,000	900,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,109,222.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $500,011; collateralized by various Common Stock with an aggregate market value of $555,650.	500,000	500,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,300,055; collateralized by various Common Stock with an aggregate market value of $1,444,690.	1,300,000	1,300,000

		47,093,433

Total Securities Lending Reinvestments (Cost $65,092,334)		65,093,477

Total Investments—101.7% (Cost $1,820,615,789)		2,104,919,226
Other assets and liabilities (net)—(1.7)%		(34,415,437)

Net Assets—100.0%		$2,070,503,789

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $799,626, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $70,094,095 and the collateral received consisted of cash in the amount of $65,091,172 and non-cash collateral with a value of $6,481,296. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.06% of net assets.
(g)	Interest only security.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(k)	The rate shown represents current yield to maturity.
(l)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $28,355,635.
(m)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $348,966.
(n)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $161,288,516, which is 7.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Carnow Auto Receivables Trust, 4.260%, 09/15/23	11/14/18	$49,162	$49,157	$49,229
Fort Credit LLC, 3.576%, 11/16/35	11/28/18	790,000	790,000	750,397

				$799,626

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	5,131,458	SSBT	01/29/21	USD	3,810,967	$146,232
EUR	2,537,901	CBNA	01/29/21	USD	2,965,350	136,897
EUR	3,744,176	RBC	01/29/21	USD	4,542,853	33,905
GBP	1,650,339	RBC	01/29/21	USD	2,201,040	56,238
GBP	2,631,978	RBC	01/29/21	USD	3,470,734	129,198
GBP	199,663	SSBT	01/29/21	USD	264,299	8,794
JPY	189,360,000	CBNA	01/29/21	USD	1,818,142	16,308

Contracts to Deliver
AUD	4,653,514	RBC	01/29/21	USD	3,321,367	(267,259)
AUD	477,944	SSBT	01/29/21	USD	355,295	(13,279)
CHF	17,347,988	SSBT	01/29/21	USD	19,188,092	(422,049)
EUR	2,664,271	RBC	01/29/21	USD	3,154,624	(102,093)
EUR	125,067,067	SSBT	01/29/21	USD	148,225,185	(4,652,734)
EUR	3,100,135	SSBT	01/29/21	USD	3,673,768	(115,735)
EUR	2,641,600	SSBT	01/29/21	USD	3,218,785	(10,221)
EUR	2,141,826	SSBT	01/29/21	USD	2,628,243	10,144
EUR	1,748,760	SSBT	01/29/21	USD	2,085,139	(52,488)
EUR	6,970,404	TDB	01/29/21	USD	8,464,243	(56,152)
GBP	4,481,980	RBC	01/29/21	USD	5,855,446	(274,856)
JPY	1,936,395,682	CBNA	01/29/21	USD	18,483,582	(275,509)
JPY	246,057,727	RBC	01/29/21	USD	2,356,080	(27,637)
JPY	238,558,850	RBC	01/29/21	USD	2,304,678	(6,392)

Net Unrealized Depreciation						$(5,738,688)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/19/21	64	EUR	2,272,000	$9,141
FTSE 100 Index Futures	03/19/21	12	GBP	770,400	(16,836)
Hang Seng Index Futures	01/28/21	177	HKD	240,888,150	1,068,341
MSCI EAFE Index Mini Futures	03/19/21	331	USD	35,264,740	220,365
Russell 2000 Index E-Mini Futures	03/19/21	292	USD	28,832,080	800,877
S&P 500 Index E-Mini Futures	03/19/21	1,420	USD	266,164,800	6,086,680
SPI 200 Index Futures	03/18/21	51	AUD	8,334,675	(35,166)
TOPIX Index Futures	03/11/21	12	JPY	216,540,000	47,707
U.S. Treasury Long Bond Futures	03/22/21	9	USD	1,558,688	(2,300)
U.S. Treasury Note 10 Year Futures	03/22/21	305	USD	42,113,828	83,201
U.S. Treasury Note 2 Year Futures	03/31/21	56	USD	12,374,687	10,149
U.S. Treasury Ultra Long Bond Futures	03/22/21	34	USD	7,261,125	(73,713)

Futures Contracts—Short
MSCI Emerging Markets Index Mini Futures	03/19/21	(168)	USD	(10,820,880)	(309,468)
U.S. Treasury Note 10 Year Futures	03/22/21	(38)	USD	(5,246,969)	(56)
U.S. Treasury Note 2 Year Futures	03/31/21	(334)	USD	(73,806,172)	(71,105)
U.S. Treasury Note 5 Year Futures	03/31/21	(24)	USD	(3,027,938)	(2,547)
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	(53)	USD	(8,287,047)	28,702

Net Unrealized Appreciation					$7,843,972

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Received	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	0.527%	Semi-Annually	08/10/30	USD	31,500,000	$(1,083,528)	$—	$(1,083,528)
Pay	3M LIBOR	Quarterly	0.656%	Semi-Annually	01/06/31	USD	100,750,000	(2,736,148)	—	(2,736,148)
Pay	3M LIBOR	Quarterly	0.830%	Semi-Annually	04/08/31	USD	103,020,000	(1,251,755)	(142,939)	(1,108,816)
Pay	3M LIBOR	Quarterly	0.870%	Semi-Annually	11/27/30	USD	157,350,000	(824,073)	(10,406)	(813,667)
Pay	3M LIBOR	Quarterly	0.877%	Semi-Annually	11/27/30	USD	59,070,000	(220,969)	—	(220,969)
Pay	3M LIBOR	Quarterly	0.930%	Semi-Annually	12/24/30	USD	141,940,000	(256)	(77,806)	77,550

Totals								$(6,116,729)	$(231,151)	$(5,885,578)

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust Co.
(TDB)—	Toronto Dominion Bank

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Glossary of Abbreviations—(Continued)

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,908,826	$4,914,718	$—	$7,823,544
Air Freight & Logistics	595,309	4,334,808	—	4,930,117
Airlines	730,641	886,850	—	1,617,491
Auto Components	221,958	1,852,605	—	2,074,563
Automobiles	4,704,287	11,953,774	—	16,658,061
Banks	23,788,558	40,030,016	—	63,818,574
Beverages	3,545,099	9,619,079	—	13,164,178
Biotechnology	7,162,406	2,694,198	—	9,856,604
Building Products	2,335,068	4,970,527	—	7,305,595
Capital Markets	9,104,426	15,736,444	—	24,840,870
Chemicals	2,053,010	9,532,579	—	11,585,589
Commercial Services & Supplies	600,445	891,288	—	1,491,733
Communications Equipment	1,521,646	586,538	—	2,108,184
Construction & Engineering	—	2,864,227	—	2,864,227
Construction Materials	955,559	4,338,457	—	5,294,016
Consumer Finance	2,893,785	—	—	2,893,785
Containers & Packaging	2,943,413	290,033	—	3,233,446
Distributors	—	824,100	—	824,100
Diversified Consumer Services	21,649	—	—	21,649
Diversified Financial Services	3,728,157	2,748,233	—	6,476,390
Diversified Telecommunication Services	2,296,831	8,235,846	—	10,532,677
Electric Utilities	5,068,775	9,341,386	—	14,410,161
Electrical Equipment	1,754,018	10,151,767	—	11,905,785
Electronic Equipment, Instruments & Components	2,267,551	11,059,970	—	13,327,521
Entertainment	7,641,754	6,698,796	—	14,340,550
Equity Real Estate Investment Trusts	6,960,298	2,020,903	—	8,981,201
Food & Staples Retailing	1,977,123	8,787,779	—	10,764,902
Food Products	1,861,058	14,106,675	—	15,967,733
Gas Utilities	—	1,558,238	—	1,558,238
Health Care Equipment & Supplies	5,547,501	3,835,991	—	9,383,492
Health Care Providers & Services	7,077,388	1,704,150	—	8,781,538

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Technology	$333,733	$—	$—	$333,733
Hotels, Restaurants & Leisure	3,587,888	3,394,158	—	6,982,046
Household Durables	2,183,672	11,663,439	—	13,847,111
Household Products	3,412,490	1,729,802	—	5,142,292
Independent Power and Renewable Electricity Producers	—	2,205,788	—	2,205,788
Industrial Conglomerates	2,621,783	5,478,727	—	8,100,510
Insurance	8,744,200	34,751,570	—	43,495,770
Interactive Media & Services	9,692,746	9,838,076	—	19,530,822
Internet & Direct Marketing Retail	24,246,331	2,185,275	—	26,431,606
IT Services	16,577,182	15,385,966	—	31,963,148
Life Sciences Tools & Services	2,833,835	3,453,047	—	6,286,882
Machinery	6,030,957	11,473,666	—	17,504,623
Marine	—	4,053,438	—	4,053,438
Media	5,390,837	1,142,670	—	6,533,507
Metals & Mining	475,387	19,081,870	—	19,557,257
Multi-Utilities	1,447,535	3,272,942	—	4,720,477
Multiline Retail	1,423,875	4,274,995	—	5,698,870
Oil, Gas & Consumable Fuels	7,613,777	10,586,650	—	18,200,427
Paper & Forest Products	—	601,377	—	601,377
Personal Products	3,587,323	7,710,047	—	11,297,370
Pharmaceuticals	9,599,640	36,040,575	—	45,640,215
Professional Services	864,891	7,914,665	—	8,779,556
Real Estate Management & Development	690,296	6,082,741	—	6,773,037
Road & Rail	2,206,193	3,300,993	—	5,507,186
Semiconductors & Semiconductor Equipment	27,025,321	13,743,144	—	40,768,465
Software	17,096,419	4,816,663	—	21,913,082
Specialty Retail	8,915,488	6,359,824	—	15,275,312
Technology Hardware, Storage & Peripherals	18,425,134	640,116	—	19,065,250
Textiles, Apparel & Luxury Goods	2,969,638	8,779,845	—	11,749,483
Thrifts & Mortgage Finance	—	4,556,330	—	4,556,330
Tobacco	1,325,119	5,318,932	—	6,644,051
Trading Companies & Distributors	—	10,244,993	—	10,244,993
Wireless Telecommunication Services	1,433,455	2,775,597	—	4,209,052
Total Common Stocks	303,021,684	459,427,896	—	762,449,580
Total Convertible Bonds*	—	396,900,182	—	396,900,182
Total Corporate Bonds & Notes*	—	323,580,370	—	323,580,370
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	—	65,584,007	503,125	66,087,132
U.S. Treasury	—	43,983,849	—	43,983,849
Total U.S. Treasury & Government Agencies	—	109,567,856	503,125	110,070,981
Total Asset-Backed Securities*	—	32,358,773	—	32,358,773
Total Mutual Funds*	29,742,158	—	—	29,742,158
Total Convertible Preferred Stocks*	18,970,249	—	—	18,970,249
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	7,358,356	800,000	8,158,356
Commercial Mortgage-Backed Securities	—	5,943,570	—	5,943,570
Total Mortgage-Backed Securities	—	13,301,926	800,000	14,101,926
Total Preferred Stocks*	—	2,053,904	—	2,053,904
Total Floating Rate Loan*	—	339,719	—	339,719
Short-Term Investments
Mutual Funds	25,200	—	—	25,200
Repurchase Agreement	—	308,712,017	—	308,712,017
U.S. Treasury	—	40,520,690	—	40,520,690
Total Short-Term Investments	25,200	349,232,707	—	349,257,907
Total Securities Lending Reinvestments*	—	65,093,477	—	65,093,477
Total Investments	$351,759,291	$1,751,856,810	$1,303,125	$2,104,919,226

Collateral for Securities Loaned (Liability)	$—	$(65,091,172)	$—	$(65,091,172)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$537,716	$—	$537,716
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,276,404)	—	(6,276,404)
Total Forward Contracts	$—	$(5,738,688)	$—	$(5,738,688)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,355,163	$—	$—	$8,355,163
Futures Contracts (Unrealized Depreciation)	(511,191)	—	—	(511,191)
Total Futures Contracts	$7,843,972	$—	$—	$7,843,972
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$77,550	$—	$77,550
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,963,128)	—	(5,963,128)
Total Centrally Cleared Swap Contracts	$—	$(5,885,578)	$—	$(5,885,578)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,796,207,209
Repurchase Agreement at value which equals cost	308,712,017
Cash	471,350
Cash denominated in foreign currencies (c)	5,623,626
Cash collateral for futures contracts	25,251,408
Unrealized appreciation on forward foreign currency exchange contracts	537,716
Receivable for:
Investments sold	546,856
Fund shares sold	28,650
Dividends and interest	5,723,771
Variation margin on futures contracts	2,693,287
Variation margin on centrally cleared swap contracts	3,190,903
Prepaid expenses	6,123

Total Assets	2,148,992,916
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,276,404
Collateral for securities loaned	65,091,172
Payables for:
Investments purchased	2,035,863
TBA securities purchased	2,181,438
Fund shares redeemed	301,355
Foreign taxes	412,013
Accrued Expenses:
Management fees	1,149,750
Distribution and service fees	434,067
Deferred trustees’ fees	223,470
Other expenses	383,595

Total Liabilities	78,489,127

Net Assets	$2,070,503,789

Net Assets Consist of:
Paid in surplus	$1,684,403,363
Distributable earnings (Accumulated losses) (d)	386,100,426

Net Assets	$2,070,503,789

Net Assets
Class B	$2,070,503,789
Capital Shares Outstanding*
Class B	158,442,947
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,511,903,772.
(b)	Includes securities loaned at value of $70,094,095.
(c)	Identified cost of cash denominated in foreign currencies was $5,621,191.
(d)	Includes foreign capital gains tax of $412,013.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$17,959,168
Interest (b)	21,008,995
Securities lending income	338,553

Total investment income	39,306,716
Expenses
Management fees	14,145,740
Administration fees	127,702
Custodian and accounting fees	566,314
Distribution and service fees—Class B	4,900,264
Audit and tax services	117,800
Legal	59,212
Trustees’ fees and expenses	54,229
Shareholder reporting	77,594
Insurance	14,695
Miscellaneous	38,963

Total expenses	20,102,513
Less management fee waiver	(1,155,053)

Net expenses	18,947,460

Net Investment Income	20,359,256

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	59,366,871
Futures contracts	(11,003,611)
Swap contracts	62,156,770
Foreign currency transactions	2,013,418
Forward foreign currency transactions	(9,749,580)

Net realized gain	102,783,868

Net change in unrealized appreciation (depreciation) on:
Investments (d)	109,016,422
Futures contracts	(329,633)
Swap contracts	(236,971)
Foreign currency transactions	41,910
Forward foreign currency transactions	(4,996,920)

Net change in unrealized appreciation	103,494,808

Net realized and unrealized gain	206,278,676

Net Increase in Net Assets From Operations	$226,637,932

(a)	Net of foreign withholding taxes of $1,137,028.
(b)	Net of foreign withholding taxes of $13,167.
(c)	Net of foreign capital gains tax of $28,953.
(d)	Includes change in foreign capital gains tax of $(147,860).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,359,256	$28,711,760
Net realized gain	102,783,868	92,898,531
Net change in unrealized appreciation	103,494,808	199,967,269

Increase in net assets from operations	226,637,932	321,577,560

From Distributions to Shareholders
Class B	(96,510,751)	(56,608,910)

Total distributions	(96,510,751)	(56,608,910)

Decrease in net assets from capital share transactions	(139,610,587)	(190,854,128)

Total increase (decrease) in net assets	(9,483,406)	74,114,522

Net Assets
Beginning of period	2,079,987,195	2,005,872,673

End of period	$2,070,503,789	$2,079,987,195

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	1,903,165	$22,977,389	918,500	$10,543,105
Reinvestments	8,601,672	96,510,751	4,987,569	56,608,910
Redemptions	(21,642,092)	(259,098,727)	(22,234,699)	(258,006,143)

Net decrease	(11,137,255)	$(139,610,587)	(16,328,630)	$(190,854,128)

Decrease derived from capital shares transactions		$(139,610,587)		$(190,854,128)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.27	$10.79	$12.45	$10.96	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.16	0.18	0.15	0.14 (b)
Net realized and unrealized gain (loss)	1.28	1.64	(1.01)	1.64	0.18

Total income (loss) from investment operations	1.40	1.80	(0.83)	1.79	0.32

Less Distributions
Distributions from net investment income	(0.28)	(0.32)	(0.19)	(0.30)	(0.24)
Distributions from net realized capital gains	(0.32)	0.00	(0.64)	0.00	(0.19)

Total distributions	(0.60)	(0.32)	(0.83)	(0.30)	(0.43)

Net Asset Value, End of Period	$13.07	$12.27	$10.79	$12.45	$10.96

Total Return (%) (c)	12.23	16.91	(7.19)	16.66	2.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02	1.03	1.02	1.02
Net ratio of expenses to average net assets (%) (d)	0.97	0.96	0.96 (e)	0.97 (e)	0.98
Ratio of net investment income to average net assets (%)	1.04	1.39	1.53	1.32	1.26 (b)
Portfolio turnover rate (%)	51 (f)	51	89	68	38
Net assets, end of period (in millions)	$2,070.5	$2,080.0	$2,005.9	$2,124.9	$1,936.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2018 and 2017.
(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 49% for the year ended December 31, 2020.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $25,200 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balances adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-46

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Consolidated Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $308,712,017, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,093,433, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTI-48

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(5,382,824)	$—	$—	$—	$(5,382,824)
Convertible Bonds	(13,752,552)	—	—	—	(13,752,552)
Convertible Preferred Stocks	(2,165,613)	—	—	—	(2,165,613)
Corporate Bonds & Notes	(11,085,766)	—	—	—	(11,085,766)
Mutual Funds	(30,370,589)	—	—	—	(30,370,589)
U.S. Treasury & Government Agencies	(2,333,828)	—	—	—	(2,333,828)
Total Borrowings	$(65,091,172)	$—	$—	$—	$(65,091,172)
Gross amount of recognized liabilities for securities lending transactions					$(65,091,172)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-49

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The

BHFTI-50

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$77,550	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$5,963,128
	Unrealized appreciation on futures contracts (b) (c)	122,052	Unrealized depreciation on futures contracts (b) (c)	149,721
Equity	Unrealized appreciation on futures contracts (b) (c)	8,233,111	Unrealized depreciation on futures contracts (b) (c)	361,470
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	537,716	Unrealized depreciation on forward foreign currency exchange contracts	6,276,404

Total		$8,970,429		$12,750,723

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$153,205	$(153,205)	$—	$—
Royal Bank of Canada	219,341	(219,341)	—	—
State Street Bank and Trust Co.	165,170	(165,170)	—	—

	$537,716	$(537,716)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$275,509	$(153,205)	$—	$122,304
Royal Bank of Canada	678,237	(219,341)	—	458,896
State Street Bank and Trust Co.	5,266,506	(165,170)	—	5,101,336
Toronto Dominion Bank	56,152	—	—	56,152

	$6,276,404	$(537,716)	$—	$5,738,688

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(9,749,580)	$(9,749,580)
Futures contracts	(7,755,644)	(3,247,967)	—	(11,003,611)
Swap contracts	62,156,770	—	—	62,156,770

	$54,401,126	$(3,247,967)	$(9,749,580)	$41,403,579

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,996,920)	$(4,996,920)
Futures contracts	(363,063)	33,430	—	(329,633)
Swap contracts	(236,971)	—	—	(236,971)

	$(600,034)	$33,430	$(4,996,920)	$(5,563,524)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$204,996,049
Futures contracts long	382,512,285
Futures contracts short	(224,443,567)
Swap contracts	585,926,667

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

BHFTI-52

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct

BHFTI-53

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$47,976,310	$787,907,347	$131,948,347	$923,553,663

Purchases and sales of TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$27,823,685	$25,746,270

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$14,145,740	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-54

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First$250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-55

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,831,824,883

Gross unrealized appreciation	298,165,314
Gross unrealized depreciation	(30,287,680)

Net unrealized appreciation (depreciation)	$267,877,634

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$86,072,816	$56,608,910	$10,437,935	$—	$96,510,751	$56,608,910

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$68,762,825	$50,030,560	$267,974,301	$—	$386,767,686

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-56

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Global Active Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-57

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-58

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-59

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-60

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-61

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median, but equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-62

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 6.34% and 6.11%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.63%.

MARKET ENVIRONMENT / CONDITIONS

With incredibly resilient performance, the S&P 500 Index ended the tumultuous year of 2020 up 18.40%. Information Technology was the largest contributor, rising by 43.89%, followed by Consumer Discretionary which returned 33.30%. Energy and Real Estate sectors were the largest detractors falling by -33.68% and -2.17%, respectively.

After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500 Index in the beginning of the year 2020. However, as the COVID-19 outbreak continued to grow and ramp up globally, governments responded with economy-wide shutdowns, ultimately leading to a dramatic downturn for the markets in the first quarter. While extraordinary fiscal and monetary policy responses invigorated the market into a sharp recovery, disappointing economic data along with tensions between the U.S. and China generated frequent bouts of market volatility in the second quarter. Amid the pandemic, U.S. Gross Domestic Product (GDP) contracted throughout the first half of the year, ending more than a decade-long expansion, before economic activity picked up in the third quarter. Corporate earnings also recovered dramatically during the year, after taking a hit in the first quarter. Meanwhile, investor optimism surrounding the vaccine development and their penchant for mega tech companies continued to uplift the markets through the summer. The year’s final quarter began with concerns about the resurgence of the viral outbreak and increased focus on the upcoming U.S. presidential election. However, upbeat investor sentiment drove the markets to record highs in December as they anticipated reduced political uncertainty after Joe Biden was elected the 46th president of the United States. Although enormous stimulus support and the advances on the vaccine front had lifted consumer and business confidence, news of the emergence of new, potentially more contagious mutations of COVID-19 remains a risk.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Health Care and Consumer Discretionary sectors contributed most to relative performance during the year. On a stock specific basis, overweight positions in Owens & Minor, Inc. and Stamps.com were the top contributors to performance. Owens & Minor, a manufacturer of medical products and supplies, contributed following a string of strong earnings reports. Positive results were driven by improved productivity and increased manufacturing output in response to unprecedented demand for personal protective equipment (PPE) during the COIVD-19 pandemic. Turning to Stamps.com, shares rose following strong quarterly earnings and increased guidance early in the year, citing a new partnership with UPS and new long-term commitments with the U.S. Postal Service.

Alternatively, weak stock selection in the Consumer Staples and Real Estate sectors detracted most from performance during the year. From a stock specific standpoint, underweight positions in Penn National Gaming and Novavax were the top two detractors. Shares of Penn National Gaming initially rallied after the company posted its second quarter results, surpassing revenue and earnings expectations. The company further increased as it continued to benefit from its acquisition of Barstool Sports as the Barstool Sportsbook app launched in September. The app broke records for the most downloads ever for the launch of a new mobile sportsbook and generated an impressive user base. An underweight in Novavax hurt as shares rose after the company received significant funding from Operation Warp Speed in an effort to accelerate the development of a COVID-19 vaccine.

The Portfolio is run in a systematic manner that utilizes an alpha model comprised of three different factors: valuation, earnings quality, and capital deployment (management quality). Earnings quality seeks companies that generate quality earnings and assesses how well they’re converted into cash flows. Within capital deployment, the factor favors companies that utilize these cash flows for the best possible return based on its peer group. Lastly, all companies are assessed through multiple valuation metrics to ensure the Portfolio is investing in attractively valued companies. During the period, the earnings quality factor was additive, while the capital deployment and valuation factors detracted.

Futures contracts were utilized to effectively gain targeted equity exposure from cash positions. All derivatives used in the Portfolio performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2020, the Portfolio’s largest relative sector overweights were in the Industrials and Communication Services sectors, and the largest relative underweights were in the Real Estate and Consumer Staples sectors.

Phillip Hart

Wonseok Choi

Jonathan Tse

Lindsey Houghton

Akash Gupta

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	6.34	8.25	7.17
Class B	6.11	7.97	6.90
Russell 2000 Value Index	4.63	9.65	8.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
CIT Group, Inc.	1.1
Cathay General Bancorp	0.9
EMCOR Group, Inc.	0.8
Stifel Financial Corp.	0.8
Builders FirstSource, Inc.	0.8
Darling Ingredients, Inc.	0.8
UMB Financial Corp.	0.8
Sunstone Hotel Investors, Inc.	0.8
CNO Financial Group, Inc.	0.7
TRI Pointe Group, Inc.	0.7

Top Sectors

% of Net Assets
Financials	27.2
Industrials	19.8
Consumer Discretionary	12.2
Real Estate	7.9
Materials	6.6
Health Care	6.1
Information Technology	5.8
Energy	3.9
Utilities	3.9
Communication Services	3.3

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.76%	$1,000.00	$1,364.80	$4.52
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class B (a)	Actual	1.01%	$1,000.00	$1,363.40	$6.00
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
AAR Corp.	59,500	$2,155,090
Astronics Corp. (a)	104,500	1,382,535
Maxar Technologies, Inc.	54,300	2,095,437
Moog, Inc. - Class A	16,400	1,300,520
Triumph Group, Inc.	22,600	283,856

		7,217,438

Air Freight & Logistics—0.5%
Echo Global Logistics, Inc. (a)	87,200	2,338,704
Hub Group, Inc. - Class A (a)	3,000	171,000

		2,509,704

Airlines—0.6%
Allegiant Travel Co.	9,700	1,835,628
Hawaiian Holdings, Inc. (b)	41,300	731,010
SkyWest, Inc.	21,800	878,758

		3,445,396

Auto Components—1.5%
Adient plc (a)	61,000	2,120,970
American Axle & Manufacturing Holdings, Inc. (a)	23,800	198,492
Cooper Tire & Rubber Co.	23,700	959,850
Cooper-Standard Holdings, Inc. (a) (b)	2,100	72,807
Dana, Inc.	59,100	1,153,632
Gentherm, Inc. (a)	34,300	2,237,046
Goodyear Tire & Rubber Co. (The)	122,500	1,336,475

		8,079,272

Banks—15.9%
1st Source Corp.	29,291	1,180,427
American National Bankshares, Inc.	1,700	44,557
Atlantic Capital Bancshares, Inc. (a)	20,700	329,544
Atlantic Union Bankshares Corp.	2,300	75,762
BancFirst Corp. (b)	34,100	2,001,670
BancorpSouth Bank	21,100	578,984
BankFinancial Corp.	7,433	65,262
Banner Corp.	11,400	531,126
Brookline Bancorp, Inc.	62,800	756,112
Bryn Mawr Bank Corp.	8,400	256,998
Cadence Bancorp	193,200	3,172,344
Cathay General Bancorp	157,800	5,079,582
Central Pacific Financial Corp.	121,301	2,305,932
Central Valley Community Bancorp	6,600	98,274
Century Bancorp, Inc. - Class A	1,000	77,360
CIT Group, Inc.	160,800	5,772,720
Citizens & Northern Corp.	3,700	73,408
City Holding Co.	17,409	1,210,796
Columbia Banking System, Inc.	61,100	2,193,490
Community Bank System, Inc.	34,200	2,131,002
Community Trust Bancorp, Inc.	33,016	1,223,243
Customers Bancorp, Inc. (a)	30,500	554,490
East West Bancorp, Inc.	3,328	168,763
Enterprise Financial Services Corp.	57,400	2,006,130
Equity Bancshares, Inc. - Class A (a)	26,400	569,976
Farmers National Banc Corp.	29,900	396,773

Banks—(Continued)
Financial Institutions, Inc.	18,799	422,978
First Bancorp	8,200	277,406
First BanCorp. (Puerto Rico)	328,100	3,025,082
First Citizens BancShares, Inc. - Class A (b)	1,800	1,033,686
First Commonwealth Financial Corp.	261,100	2,856,434
First Community Bancshares, Inc.	16,400	353,912
First Financial Corp.	5,600	217,560
First Hawaiian, Inc.	25,700	606,006
First Interstate BancSystem, Inc. - Class A	18,222	742,911
First Merchants Corp.	44,700	1,672,227
First Midwest Bancorp, Inc.	49,500	788,040
First Northwest Bancorp	6,000	93,600
Flushing Financial Corp.	39,600	658,944
Fulton Financial Corp.	101,500	1,291,080
Glacier Bancorp, Inc.	16,000	736,160
Great Southern Bancorp, Inc.	9,900	484,110
Great Western Bancorp, Inc.	135,000	2,821,500
Hancock Whitney Corp.	46,500	1,581,930
Home BancShares, Inc.	104,200	2,029,816
HomeTrust Bancshares, Inc.	43,000	830,330
Hope Bancorp, Inc.	232,529	2,536,891
Independent Bank Corp.	14,800	273,356
Investors Bancorp, Inc.	263,600	2,783,616
Mercantile Bank Corp.	5,100	138,567
OFG Bancorp	28,145	521,808
Old National Bancorp	132,400	2,192,544
Pacific Premier Bancorp, Inc.	27,400	858,442
Pinnacle Financial Partners, Inc.	13,400	862,960
Preferred Bank	4,700	237,209
RBB Bancorp	10,400	159,952
Renasant Corp. (b)	3,900	131,352
S&T Bancorp, Inc.	6,200	154,008
Sandy Spring Bancorp, Inc.	42,500	1,368,075
Select Bancorp, Inc. (a)	58,300	552,101
Tompkins Financial Corp.	6,159	434,825
TriState Capital Holdings, Inc. (a)	6,900	120,060
Trustmark Corp.	140,000	3,823,400
UMB Financial Corp.	60,400	4,166,996
Umpqua Holdings Corp.	159,861	2,420,296
United Bankshares, Inc. (b)	83,100	2,692,440
Valley National Bancorp	12,420	121,095
Washington Trust Bancorp, Inc.	10,200	456,960
Webster Financial Corp.	30,200	1,272,930
West Bancorp, Inc.	3,570	68,901
Westamerica Bancorp	44,600	2,465,934
Western Alliance Bancorp	9,100	545,545

		86,738,700

Biotechnology—2.7%
89bio, Inc. (a)	36,400	887,068
Arcus Biosciences, Inc. (a) (b)	73,478	1,907,489
Enanta Pharmaceuticals, Inc. (a)	7,800	328,380
Epizyme, Inc. (a) (b)	52,300	567,978
Fate Therapeutics, Inc. (a) (b)	38,500	3,500,805
Five Prime Therapeutics, Inc. (a)	35,700	607,257
Iovance Biotherapeutics, Inc. (a)	52,900	2,454,560

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Myriad Genetics, Inc. (a)	21,700	$429,117
Novavax, Inc. (a) (b)	13,300	1,483,083
Protagonist Therapeutics, Inc. (a)	126,500	2,550,240

		14,715,977

Building Products—1.1%
Builders FirstSource, Inc. (a) (b)	104,500	4,264,645
Caesarstone, Ltd.	16,400	211,396
Cornerstone Building Brands, Inc. (a) (b)	37,800	350,784
Quanex Building Products Corp.	36,700	813,639
Resideo Technologies, Inc. (a)	8,600	182,836

		5,823,300

Capital Markets—2.0%
Artisan Partners Asset Management, Inc. - Class A	8,500	427,890
Blucora, Inc. (a)	36,500	580,715
Cowen, Inc. - Class A (b)	60,000	1,559,400
Donnelley Financial Solutions, Inc. (a)	48,900	829,833
Federated Hermes, Inc.	31,600	912,924
Oppenheimer Holdings, Inc. - Class A	3,909	122,860
Piper Sandler Cos.	10,200	1,029,180
Stifel Financial Corp.	88,050	4,443,003
Virtus Investment Partners, Inc.	5,500	1,193,500

		11,099,305

Chemicals—2.0%
AdvanSix, Inc. (a)	8,000	159,920
Avient Corp.	53,900	2,171,092
FutureFuel Corp. (b)	59,900	760,730
HB Fuller Co.	2,700	140,076
Koppers Holdings, Inc. (a)	55,700	1,735,612
Kraton Corp. (a)	14,600	405,734
Minerals Technologies, Inc.	33,200	2,062,384
PQ Group Holdings, Inc.	31,300	446,338
Trinseo S.A.	37,300	1,910,133
Tronox Holding plc - Class A (a)	81,300	1,188,606

		10,980,625

Commercial Services & Supplies—3.1%
ABM Industries, Inc.	88,900	3,363,976
ACCO Brands Corp.	305,050	2,577,672
Cimpress plc (a) (b)	2,800	245,672
Deluxe Corp.	31,400	916,880
Ennis, Inc.	22,600	403,410
Heritage-Crystal Clean, Inc. (a)	20,300	427,721
Herman Miller, Inc.	79,100	2,673,580
HNI Corp.	17,700	609,942
IBEX Holdings, Ltd. (a) (b)	78,300	1,464,210
Pitney Bowes, Inc.	59,700	367,752
Quad/Graphics, Inc.	181,107	691,829
SP Plus Corp. (a)	27,900	804,357
Steelcase, Inc. - Class A	156,600	2,121,930
Team, Inc. (a)	40,400	440,360

		17,109,291

Communications Equipment—0.7%
ADTRAN, Inc.	89,400	1,320,438
Comtech Telecommunications Corp.	9,600	198,624
Infinera Corp. (a) (b)	198,300	2,078,184

		3,597,246

Construction & Engineering—3.9%
Aegion Corp. (a)	39,500	750,105
Arcosa, Inc.	47,400	2,603,682
Argan, Inc.	57,300	2,549,277
EMCOR Group, Inc.	49,300	4,508,978
Fluor Corp.	36,700	586,099
MasTec, Inc. (a)	51,100	3,483,998
Matrix Service Co. (a)	190,800	2,102,616
MYR Group, Inc. (a)	12,900	775,290
Primoris Services Corp.	55,000	1,518,550
Tutor Perini Corp. (a)	189,700	2,456,615

		21,335,210

Construction Materials—0.1%
Summit Materials, Inc. - Class A (a)	39,500	793,160

Consumer Finance—1.0%
Enova International, Inc. (a)	34,700	859,519
EZCORP, Inc. - Class A (a)	71,900	344,401
Navient Corp.	164,600	1,616,372
Nelnet, Inc. - Class A	24,600	1,752,504
PROG Holdings, Inc.	12,500	673,375
Regional Management Corp.	8,900	265,754

		5,511,925

Containers & Packaging—0.3%
Myers Industries, Inc.	9,800	203,644
O-I Glass, Inc.	107,900	1,284,010
Pactiv Evergreen, Inc. (a) (b)	8,200	148,748
Ranpak Holdings, Corp. (a)	3,374	45,347

		1,681,749

Distributors—0.3%
Core-Mark Holding Co., Inc.	58,700	1,724,019

Diversified Consumer Services—0.5%
American Public Education, Inc. (a)	49,500	1,508,760
Houghton Mifflin Harcourt Co. (a)	332,500	1,107,225
Laureate Education, Inc. - Class A (a)	15,500	225,680

		2,841,665

Diversified Financial Services—0.0%
Marlin Business Services Corp.	8,674	106,170

Diversified Telecommunication Services—0.5%
Consolidated Communications Holdings, Inc. (a)	210,800	1,030,812
Liberty Latin America, Ltd. - Class A (a)	52,300	582,099
Liberty Latin America, Ltd. - Class C (a)	101,123	1,121,454

		2,734,365

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—0.8%
ALLETE, Inc.	8,500	$526,490
IDACORP, Inc.	4,300	412,929
Portland General Electric Co.	70,000	2,993,900
Spark Energy, Inc. - Class A (b)	25,400	243,078

		4,176,397

Electrical Equipment—0.5%
AZZ, Inc.	18,000	853,920
Bloom Energy Corp. - Class A (a)	3,700	106,042
LSI Industries, Inc.	15,900	136,104
Powell Industries, Inc.	53,600	1,580,664
Thermon Group Holdings, Inc. (a)	14,300	223,509

		2,900,239

Electronic Equipment, Instruments & Components—1.3%
Benchmark Electronics, Inc.	119,900	3,238,499
Sanmina Corp. (a)	24,700	787,683
ScanSource, Inc. (a)	96,700	2,550,946
Vishay Intertechnology, Inc.	25,700	532,247

		7,109,375

Energy Equipment & Services—1.0%
Bristow Group, Inc. (a)	7,499	197,374
ChampionX Corp. (a)	58,700	898,110
Helix Energy Solutions Group, Inc. (a)	64,000	268,800
NexTier Oilfield Solutions, Inc. (a) (b)	301,946	1,038,694
Oceaneering International, Inc. (a)	106,200	844,290
Oil States International, Inc. (a)	86,600	434,732
Patterson-UTI Energy, Inc. (b)	144,000	757,440
ProPetro Holding Corp. (a)	37,800	279,342
Select Energy Services, Inc. - Class A (a) (b)	62,600	256,660
Solaris Oilfield Infrastructure, Inc. - Class A	41,800	340,252

		5,315,694

Entertainment—0.6%
Cinemark Holdings, Inc. (b)	129,100	2,247,631
Eros STX Global Corp. (a) (b)	409,000	744,380

		2,992,011

Equity Real Estate Investment Trusts—7.6%
Acadia Realty Trust	38,700	549,153
Agree Realty Corp.	11,800	785,644
Alexander & Baldwin, Inc. (a)	53,889	925,813
American Assets Trust, Inc.	62,300	1,799,224
American Finance Trust, Inc.	105,600	784,608
Broadstone Net Lease, Inc. - Class A (b)	56,300	1,102,354
CareTrust REIT, Inc.	13,000	288,340
Centerspace	2,400	169,536
Chatham Lodging Trust	22,700	245,160
City Office REIT, Inc.	64,400	629,188
Columbia Property Trust, Inc.	14,800	212,232
CoreCivic, Inc. (b)	21,300	139,515
CorePoint Lodging, Inc.	15,100	103,888
DiamondRock Hospitality Co.	316,200	2,608,650
Diversified Healthcare Trust	48,900	201,468

Equity Real Estate Investment Trusts—(Continued)
Easterly Government Properties, Inc.	34,400	779,160
Essential Properties Realty Trust, Inc.	25,900	549,080
First Industrial Realty Trust, Inc.	23,700	998,481
Franklin Street Properties Corp.	16,000	69,920
Getty Realty Corp.	46,429	1,278,655
Gladstone Commercial Corp.	62,000	1,116,000
Global Net Lease, Inc.	16,700	286,238
Hersha Hospitality Trust	7,000	55,230
Highwoods Properties, Inc.	8,100	321,003
Innovative Industrial Properties, Inc. (b)	2,300	421,199
Kite Realty Group Trust	52,600	786,896
Lexington Realty Trust	79,200	841,104
Mack-Cali Realty Corp.	54,300	676,578
Monmouth Real Estate Investment Corp.	6,000	103,920
National Health Investors, Inc.	1,500	103,755
New Senior Investment Group, Inc.	250,000	1,295,000
NexPoint Residential Trust, Inc.	3,023	127,903
Pebblebrook Hotel Trust (b)	28,754	540,575
Physicians Realty Trust (b)	90,600	1,612,680
Piedmont Office Realty Trust, Inc. - Class A	72,100	1,170,183
PotlatchDeltic Corp.	48,700	2,435,974
PS Business Parks, Inc.	3,300	438,471
QTS Realty Trust, Inc. - Class A (b)	1,200	74,256
Retail Opportunity Investments Corp.	88,200	1,180,998
Retail Properties of America, Inc. - Class A	99,000	847,440
RLJ Lodging Trust	49,157	695,572
Ryman Hospitality Properties, Inc.	3,300	223,608
Sabra Health Care REIT, Inc.	90,600	1,573,722
Saul Centers, Inc.	3,100	98,208
Service Properties Trust	83,400	958,266
SITE Centers Corp.	95,300	964,436
STAG Industrial, Inc.	48,500	1,519,020
Summit Hotel Properties, Inc.	19,400	174,794
Sunstone Hotel Investors, Inc.	361,273	4,093,223
UMH Properties, Inc. (b)	7,900	116,999
Urban Edge Properties	48,600	628,884
Urstadt Biddle Properties, Inc. - Class A	21,000	296,730
Xenia Hotels & Resorts, Inc.	105,400	1,602,080

		41,601,014

Food & Staples Retailing—0.2%
Andersons, Inc. (The)	8,500	208,335
Rite Aid Corp. (a) (b)	15,792	249,987
SpartanNash Co.	13,600	236,776
United Natural Foods, Inc. (a)	30,200	482,294

		1,177,392

Food Products—1.2%
B&G Foods, Inc. (b)	26,700	740,391
Darling Ingredients, Inc. (a)	73,300	4,227,944
Farmer Bros Co. (a) (b)	40,100	187,267
Fresh Del Monte Produce, Inc.	31,300	753,391
Seneca Foods Corp. - Class A (a)	9,100	363,090

		6,272,083

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—1.2%
New Jersey Resources Corp.	21,100	$750,105
Northwest Natural Holding Co.	8,400	386,316
ONE Gas, Inc. (b)	27,000	2,072,790
Southwest Gas Holdings, Inc. (a)	40,700	2,472,525
Spire, Inc. (b)	13,739	879,845

		6,561,581

Health Care Equipment & Supplies—0.3%
Invacare Corp.	70,200	628,290
LivaNova plc (a)	7,600	503,196
Varex Imaging Corp. (a)	30,500	508,740

		1,640,226

Health Care Providers & Services—1.4%
Cross Country Healthcare, Inc. (a)	102,400	908,288
Magellan Health, Inc. (a)	23,721	1,965,048
Patterson Cos., Inc.	19,300	571,859
Tenet Healthcare Corp. (a)	71,300	2,847,009
Tivity Health, Inc. (a)	71,700	1,404,603

		7,696,807

Health Care Technology—0.7%
Allscripts Healthcare Solutions, Inc. (a) (b)	246,400	3,558,016
Computer Programs & Systems, Inc.	8,300	222,772

		3,780,788

Hotels, Restaurants & Leisure—2.4%
BJ’s Restaurants, Inc.	38,500	1,481,865
Boyd Gaming Corp.	36,700	1,575,164
Brinker International, Inc.	41,600	2,353,312
Caesars Entertainment, Inc. (a)	44,200	3,282,734
Marriott Vacations Worldwide Corp.	17,200	2,360,184
Penn National Gaming, Inc. (a)	23,200	2,003,784

		13,057,043

Household Durables—1.9%
Hooker Furniture Corp.	21,800	703,050
KB Home	30,100	1,008,952
Lifetime Brands, Inc. (b)	22,000	334,400
Meritage Homes Corp. (a)	16,800	1,391,376
Purple Innovation, Inc. (a)	66,300	2,183,922
Taylor Morrison Home Corp. (a)	12,200	312,930
TRI Pointe Group, Inc. (a)	223,800	3,860,550
Tupperware Brands Corp. (a)	19,200	621,888

		10,417,068

Household Products—0.5%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	49,000	1,780,170
Spectrum Brands Holdings, Inc.	11,400	900,372

		2,680,542

Independent Power and Renewable Electricity Producers—1.0%
Atlantic Power Corp. (a)	558,400	1,172,640
Clearway Energy, Inc. - Class A	69,700	2,059,635

Independent Power and Renewable Electricity Producers—(Continued)
Clearway Energy, Inc. - Class C	69,500	2,219,135

		5,451,410

Insurance—1.9%
Ambac Financial Group, Inc. (a)	35,300	542,914
American Equity Investment Life Holding Co.	56,600	1,565,556
Argo Group International Holdings, Ltd.	22,319	975,340
CNO Financial Group, Inc.	178,600	3,970,278
FedNat Holding Co.	6,100	36,112
Heritage Insurance Holdings, Inc.	27,000	273,510
Horace Mann Educators Corp.	12,911	542,779
MBIA, Inc. (a)	43,300	284,914
ProAssurance Corp.	40,300	716,937
ProSight Global, Inc. (a)	12,000	153,960
Stewart Information Services Corp.	17,500	846,300
United Insurance Holdings Corp.	30,700	175,604

		10,084,204

Interactive Media & Services—0.7%
Cars.com, Inc. (a)	172,600	1,950,380
Yelp, Inc. (a)	51,300	1,675,971

		3,626,351

Internet & Direct Marketing Retail—0.2%
Groupon, Inc. (a)	26,800	1,018,266

IT Services—0.8%
KBR, Inc.	64,200	1,985,706
Perspecta, Inc.	63,500	1,529,080
Sykes Enterprises, Inc. (a)	28,100	1,058,527

		4,573,313

Machinery—3.6%
AGCO Corp.	25,800	2,659,722
Albany International Corp. - Class A	2,400	176,208
Altra Industrial Motion Corp.	68,300	3,785,869
Astec Industries, Inc.	36,300	2,101,044
Barnes Group, Inc.	27,700	1,404,113
CIRCOR International, Inc. (a)	8,100	311,364
Douglas Dynamics, Inc.	11,342	485,097
EnPro Industries, Inc.	12,800	966,656
Graham Corp.	6,900	104,742
L B Foster Co. - Class A (a)	9,000	135,450
Manitowoc Co., Inc. (The) (a)	34,700	461,857
Meritor, Inc. (a)	31,900	890,329
Navistar International Corp. (a)	6,600	290,136
Rexnord Corp.	29,700	1,172,853
Terex Corp.	54,100	1,887,549
TriMas Corp. (a)	9,400	297,698
Wabash National Corp. (b)	149,800	2,581,054

		19,711,741

Media—1.5%
AMC Networks, Inc. - Class A (a) (b)	59,000	2,110,430
comScore, Inc. (a) (b)	317,200	789,828

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Gannett Co., Inc. (a) (b)	249,300	$837,648
Hemisphere Media Group, Inc. (a)	80,700	836,052
National CineMedia, Inc.	168,400	626,448
Sinclair Broadcast Group, Inc. - Class A (b)	50,800	1,617,980
WideOpenWest, Inc. (a)	108,500	1,157,695

		7,976,081

Metals & Mining—3.0%
Alcoa Corp. (a)	75,000	1,728,750
Allegheny Technologies, Inc. (a)	105,700	1,772,589
Arconic Corp. (a)	53,700	1,600,260
Carpenter Technology Corp.	22,000	640,640
Century Aluminum Co. (a)	23,400	258,102
Cleveland-Cliffs, Inc. (b)	168,400	2,451,904
Commercial Metals Co.	104,000	2,136,160
Kaiser Aluminum Corp.	16,000	1,582,400
SunCoke Energy, Inc.	268,700	1,168,845
Warrior Met Coal, Inc. (b)	93,300	1,989,156
Worthington Industries, Inc.	16,100	826,574

		16,155,380

Mortgage Real Estate Investment Trusts—2.5%
Apollo Commercial Real Estate Finance, Inc. (b)	44,000	491,480
Ares Commercial Real Estate Corp. (b)	58,000	690,780
ARMOUR Residential REIT, Inc.	14,100	152,139
Blackstone Mortgage Trust, Inc. - Class A (b)	108,000	2,973,240
Cherry Hill Mortgage Investment Corp. (b)	7,782	71,127
Ellington Financial, Inc.	10,100	149,884
Granite Point Mortgage Trust, Inc.	54,700	546,453
Great Ajax Corp.	9,100	95,186
Invesco Mortgage Capital, Inc. (b)	52,155	176,284
KKR Real Estate Finance Trust, Inc.	57,500	1,030,400
Ladder Capital Corp. (b)	167,900	1,642,062
New York Mortgage Trust, Inc.	88,700	327,303
PennyMac Mortgage Investment Trust (b)	75,900	1,335,081
Redwood Trust, Inc.	128,600	1,129,108
TPG RE Finance Trust, Inc.	79,700	846,414
Two Harbors Investment Corp. (b)	292,045	1,860,327

		13,517,268

Multi-Utilities—0.9%
Avista Corp.	36,400	1,461,096
Black Hills Corp. (b)	43,500	2,673,075
Unitil Corp.	16,900	748,163

		4,882,334

Multiline Retail—0.8%
Dillard’s, Inc. - Class A (b)	34,000	2,143,700
Macy’s, Inc. (b)	215,500	2,424,375

		4,568,075

Oil, Gas & Consumable Fuels—3.0%
Arch Resources, Inc.	31,000	1,356,870
Berry Corp.	274,400	1,009,792
Bonanza Creek Energy, Inc. (a)	11,900	230,027

Oil, Gas & Consumable Fuels—(Continued)
CNX Resources Corp. (a)	50,900	549,720
CVR Energy, Inc. (b)	59,400	885,060
Delek U.S. Holdings, Inc.	63,300	1,017,231
Diamond S Shipping, Inc. (a)	46,200	307,692
Dorian LPG, Ltd. (a)	62,600	763,094
Falcon Minerals Corp.	136,800	430,920
Green Plains, Inc. (a) (b)	79,600	1,048,332
International Seaways, Inc.	21,700	354,361
Kosmos Energy, Ltd.	91,800	215,730
Magnolia Oil & Gas Corp. - Class A (a) (b)	137,300	969,338
Ovintiv, Inc.	87,000	1,249,320
PDC Energy, Inc. (a)	77,700	1,595,181
Range Resources Corp.	71,200	477,040
Renewable Energy Group, Inc. (a) (b)	24,800	1,756,336
REX American Resources Corp. (a)	13,700	1,006,539
Southwestern Energy Co. (a)	106,500	317,370
Talos Energy, Inc. (a)	25,000	206,000
W&T Offshore, Inc. (a) (b)	148,900	323,113

		16,069,066

Paper & Forest Products—1.2%
Domtar Corp.	68,000	2,152,200
Glatfelter Corp. (b)	25,530	418,181
Louisiana-Pacific Corp.	14,100	524,097
Neenah, Inc.	13,400	741,288
Schweitzer-Mauduit International, Inc.	46,600	1,873,786
Verso Corp. - Class A	70,700	849,814

		6,559,366

Personal Products—0.6%
BellRing Brands, Inc. - Class A (a)	99,400	2,416,414
Edgewell Personal Care Co.	23,700	819,546

		3,235,960

Pharmaceuticals—1.0%
Endo International plc (a)	363,000	2,606,340
Intra-Cellular Therapies, Inc. (a)	29,400	934,920
Lannett Co., Inc. (a) (b)	293,359	1,912,701

		5,453,961

Professional Services—2.1%
Barrett Business Services, Inc.	26,260	1,791,195
GP Strategies Corp. (a)	70,000	830,200
Heidrick & Struggles International, Inc.	37,500	1,101,750
Huron Consulting Group, Inc. (a)	33,900	1,998,405
Insperity, Inc.	2,900	236,118
Kelly Services, Inc. - Class A	118,500	2,437,545
TrueBlue, Inc. (a)	161,900	3,025,911

		11,421,124

Real Estate Management & Development—0.3%
Realogy Holdings Corp. (a) (b)	109,400	1,435,328

Road & Rail—0.6%
ArcBest Corp.	74,000	3,157,580

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Covenant Logistics Group, Inc. (a) (b)	11,600	$171,796

		3,329,376

Semiconductors & Semiconductor Equipment—1.7%
Amkor Technology, Inc.	112,200	1,691,976
Cohu, Inc.	47,700	1,821,186
Maxeon Solar Technologies, Ltd. (a) (b)	20,199	573,046
NeoPhotonics Corp. (a)	145,800	1,325,322
SMART Global Holdings, Inc. (a)	25,200	948,276
SunPower Corp. (a) (b)	54,200	1,389,688
Veeco Instruments, Inc. (a)	96,500	1,675,240

		9,424,734

Software—1.1%
ACI Worldwide, Inc. (a)	30,400	1,168,272
Asure Software, Inc. (a) (b)	85,700	608,470
MicroStrategy, Inc. - Class A (a) (b)	6,200	2,409,010
SecureWorks Corp. - Class A (a)	22,851	324,941
Synchronoss Technologies, Inc. (a) (b)	334,400	1,571,680

		6,082,373

Specialty Retail—3.8%
Aaron’s, Inc. (The) (a)	6,300	119,448
Abercrombie & Fitch Co. - Class A	168,500	3,430,660
Bed Bath & Beyond, Inc. (b)	86,600	1,538,016
Caleres, Inc.	83,600	1,308,340
Children’s Place, Inc. (The)	12,100	606,210
Genesco, Inc. (a)	43,600	1,311,924
Group 1 Automotive, Inc.	15,000	1,967,100
Haverty Furniture Cos., Inc.	36,100	998,887
Lithia Motors, Inc. - Class A (b)	6,300	1,843,821
Murphy USA, Inc.	4,700	615,089
ODP Corp. (The)	75,980	2,226,214
Signet Jewelers, Ltd.	40,700	1,109,889
Sleep Number Corp. (a)	13,400	1,096,924
Sonic Automotive, Inc. - Class A	35,400	1,365,378
Zumiez, Inc. (a)	37,300	1,371,894

		20,909,794

Technology Hardware, Storage & Peripherals—0.2%
Diebold Nixdorf, Inc. (a)	75,100	800,566

Textiles, Apparel & Luxury Goods—0.7%
Fossil Group, Inc. (a)	25,900	224,553
G-III Apparel Group, Ltd. (a) (b)	91,500	2,172,210
Movado Group, Inc.	7,200	119,664
Wolverine World Wide, Inc.	46,200	1,443,750

		3,960,177

Thrifts & Mortgage Finance—3.9%
Axos Financial, Inc. (a)	61,400	2,304,342
ESSA Bancorp, Inc.	5,300	79,500
Essent Group, Ltd.	53,600	2,315,520

Thrifts & Mortgage Finance—(Continued)
Kearny Financial Corp.	81,100	856,416
Luther Burbank Corp.	26,500	259,700
Meridian Bancorp, Inc.	83,900	1,250,949
MGIC Investment Corp.	137,200	1,721,860
Mr Cooper Group, Inc. (a)	13,500	418,905
NMI Holdings, Inc. - Class A (a)	24,000	543,600
Northfield Bancorp, Inc.	168,500	2,077,605
PennyMac Financial Services, Inc.	28,700	1,883,294
Premier Financial Corp.	22,780	523,940
Radian Group, Inc.	167,900	3,399,975
Washington Federal, Inc.	93,800	2,414,412
Western New England Bancorp, Inc.	17,600	121,264
WSFS Financial Corp.	22,762	1,021,558

		21,192,840

Trading Companies & Distributors—2.4%
Applied Industrial Technologies, Inc.	24,300	1,895,157
BMC Stock Holdings, Inc. (a)	37,500	2,013,000
Boise Cascade Co.	26,600	1,271,480
DXP Enterprises, Inc. (a)	31,100	691,353
Foundation Building Materials, Inc. (a)	32,200	618,562
GMS, Inc. (a)	32,700	996,696
H&E Equipment Services, Inc.	9,500	283,195
MRC Global, Inc. (a)	152,600	1,011,738
NOW, Inc. (a)	354,500	2,545,310
Titan Machinery, Inc. (a)	27,500	537,625
Veritiv Corp. (a)	32,600	677,754
WESCO International, Inc. (a)	6,314	495,649

		13,037,519

Wireless Telecommunication Services—0.1%
Gogo, Inc. (a) (b)	41,000	394,830

Total Common Stocks (Cost $450,818,782)		540,294,214

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $4,380,162; collateralized by U.S. Treasury Note at 0.125%, maturing 08/31/22, with a market value of $4,467,781.	4,380,162	4,380,162

Total Short-Term Investments (Cost $4,380,162)		4,380,162

Securities Lending Reinvestments (c)—7.8%

Certificates of Deposit—0.9%
Credit Industriel et Commercial 0.250%, 06/11/21	1,000,000	999,865
MUFG Bank Ltd. Zero Coupon, 02/22/21	1,998,695	1,999,380

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (d)	2,000,000	$2,000,908

		5,000,153

Repurchase Agreements—6.4%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $3,800,105; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,220,085.	3,800,000	3,800,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $4,001,636; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,445,304.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $3,099,370; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $3,161,340.	3,099,353	3,099,353
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $500,209; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,700,023; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,734,001.	1,700,000	1,700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $900,020; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $918,000.	900,000	900,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $200,007; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $222,231.	200,000	200,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $800,009; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $816,329.	800,000	800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,600,084; collateralized by various Common Stock with an aggregate market value of $4,000,047.	3,600,000	3,600,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,200,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,550,068.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,000,048; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,109,396	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,100,056; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,220,144.	1,100,000	1,100,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $5,000,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $5,100,003.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $3,800,076; collateralized by various Common Stock with an aggregate market value of $4,222,939.	3,800,000	3,800,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $700,016; collateralized by various Common Stock with an aggregate market value of $777,910.	700,000	700,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,500,063; collateralized by various Common Stock with an aggregate market value of $1,666,950.	1,500,000	1,500,000

		34,899,353

Mutual Funds—0.5%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	3,000,000	3,000,000

Total Securities Lending Reinvestments (Cost $42,898,673)		42,899,506

Total Investments—107.8% (Cost $498,097,617)		587,573,882
Other assets and liabilities (net)—(7.8)%		(42,729,887)

Net Assets—100.0%		$544,843,995

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2020

(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $45,401,303 and the collateral received consisted of cash in the amount of $42,898,048 and non-cash collateral with a value of $4,273,247. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index E-Mini Futures	03/19/21	44	USD	4,344,560	$112,896

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$540,294,214	$—	$—	$540,294,214
Total Short-Term Investment*	—	4,380,162	—	4,380,162
Securities Lending Reinvestments
Certificates of Deposit	—	5,000,153	—	5,000,153
Repurchase Agreements	—	34,899,353	—	34,899,353
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	39,899,506	—	42,899,506
Total Investments	$543,294,214	$44,279,668	$—	$587,573,882

Collateral for Securities Loaned (Liability)	$—	$(42,898,048)	$—	$(42,898,048)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$112,896	$—	$—	$112,896

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$587,573,882
Cash denominated in foreign currencies (c)	7,539
Cash collateral for futures contracts	464,000
Receivable for:
Investments sold	217,788
Fund shares sold	1,925
Dividends	767,119
Prepaid expenses	1,488

Total Assets	589,033,741
Liabilities
Collateral for securities loaned	42,898,048
Payables for:
Investments purchased	49,810
Fund shares redeemed	649,707
Variation margin on futures contracts	3,759
Accrued Expenses:
Management fees	314,400
Distribution and service fees	6,575
Deferred trustees’ fees	173,763
Other expenses	93,684

Total Liabilities	44,189,746

Net Assets	$544,843,995

Net Assets Consist of:
Paid in surplus	$442,624,998
Distributable earnings (Accumulated losses)	102,218,997

Net Assets	$544,843,995

Net Assets
Class A	$514,087,570
Class B	30,756,425
Capital Shares Outstanding*
Class A	32,964,739
Class B	1,995,008
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.60
Class B	15.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $498,097,617.
(b)	Includes securities loaned at value of $45,401,303.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$8,961,215
Interest	13,114
Securities lending income	487,039

Total investment income	9,461,368
Expenses
Management fees	3,552,838
Administration fees	30,903
Custodian and accounting fees	98,117
Distribution and service fees—Class B	65,905
Audit and tax services	61,550
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	34,366
Insurance	3,274
Miscellaneous	10,705

Total expenses	3,957,625
Less management fee waiver	(453,973)
Less broker commission recapture	(1,157)

Net expenses	3,502,495

Net Investment Income	5,958,873

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	9,173,891
Futures contracts	2,786,387
Foreign currency transactions	(28)

Net realized gain	11,960,250

Net change in unrealized appreciation on:
Investments	33,130,357
Futures contracts	34,923
Foreign currency transactions	149

Net change in unrealized appreciation	33,165,429

Net realized and unrealized gain	45,125,679

Net Increase in Net Assets From Operations	$51,084,552

(a)	Net of foreign withholding taxes of $17,104.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,958,873	$7,560,339
Net realized gain (loss)	11,960,250	(5,216,608)
Net change in unrealized appreciation	33,165,429	80,584,080

Increase in net assets from operations	51,084,552	82,927,811

From Distributions to Shareholders
Class A	(6,291,281)	(51,704,319)
Class B	(315,696)	(3,371,252)

Total distributions	(6,606,977)	(55,075,571)

Increase (decrease) in net assets from capital share transactions	(2,099,466)	49,333,499

Total increase in net assets	42,378,109	77,185,739

Net Assets
Beginning of period	502,465,886	425,280,147

End of period	$544,843,995	$502,465,886

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	5,526,353	$59,201,886	917,880	$13,392,575
Reinvestments	549,937	6,291,281	3,841,331	51,704,319
Redemptions	(4,864,048)	(66,208,200)	(1,117,104)	(16,606,715)

Net increase (decrease)	1,212,242	$(715,033)	3,642,107	$48,490,179

Class B
Sales	446,427	$4,770,002	193,614	$2,748,952
Reinvestments	27,888	315,696	253,097	3,371,252
Redemptions	(502,131)	(6,470,131)	(362,506)	(5,276,884)

Net increase (decrease)	(27,816)	$(1,384,433)	84,205	$843,320

Increase (decrease) derived from capital shares transactions		$(2,099,466)		$49,333,499

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.89	$14.16	$17.61	$18.11	$15.15

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.24	0.23	0.23	0.21
Net realized and unrealized gain (loss)	0.72	2.33	(2.40)	0.37	4.14

Total income (loss) from investment operations	0.88	2.57	(2.17)	0.60	4.35

Less Distributions
Distributions from net investment income	(0.17)	(0.22)	(0.24)	(0.24)	(0.30)
Distributions from net realized capital gains	0.00	(1.62)	(1.04)	(0.86)	(1.09)

Total distributions	(0.17)	(1.84)	(1.28)	(1.10)	(1.39)

Net Asset Value, End of Period	$15.60	$14.89	$14.16	$17.61	$18.11

Total Return (%) (b)	6.34	19.53	(13.76)	3.62	30.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.74	0.74	0.73
Ratio of net investment income to average net assets (%)	1.32	1.61	1.31	1.31	1.34
Portfolio turnover rate (%)	76	52	53	40	38
Net assets, end of period (in millions)	$514.1	$472.7	$398.1	$502.5	$512.9

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.71	$14.01	$17.42	$17.94	$15.02

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss)	0.72	2.29	(2.36)	0.36	4.10

Total income (loss) from investment operations	0.85	2.49	(2.18)	0.54	4.27

Less Distributions
Distributions from net investment income	(0.14)	(0.17)	(0.19)	(0.20)	(0.26)
Distributions from net realized capital gains	0.00	(1.62)	(1.04)	(0.86)	(1.09)

Total distributions	(0.14)	(1.79)	(1.23)	(1.06)	(1.35)

Net Asset Value, End of Period	$15.42	$14.71	$14.01	$17.42	$17.94

Total Return (%) (b)	6.11	19.15	(13.91)	3.31	30.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.09	1.09	1.08
Net ratio of expenses to average net assets (%) (c)	1.00	1.00	0.99	0.99	0.98
Ratio of net investment income to average net assets (%)	1.07	1.35	1.05	1.05	1.10
Portfolio turnover rate (%)	76	52	53	40	38
Net assets, end of period (in millions)	$30.8	$29.8	$27.2	$36.8	$38.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $4,380,162. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,899,353. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$112,896

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,786,387

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$34,923

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,489,526

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$344,501,031	$0	$339,479,318

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$3,552,838	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$504,465,022

Gross unrealized appreciation	109,270,462
Gross unrealized depreciation	(26,048,707)

Net unrealized appreciation (depreciation)	$83,221,755

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$6,606,977	$9,628,457	$—	$45,447,114	$6,606,977	$55,075,571

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,256,330	$914,420	$83,222,009	$—	$102,392,759

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $3,846,043.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholder of the JPMorgan Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Small Cap Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2020, and outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the three-year and five-year periods ended October 31, 2020, and outperformed its benchmark for the one-year period ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned 15.11% and 14.79%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the FTSE World Government Bond Index (“WGBI”)2, returned 15.90% and 10.11%, respectively. A blend of the MSCI World Index (60%) and the FTSE WGBI (40%) returned 14.34%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2020, the coronavirus (“COVID-19”) pandemic resulted in a swift and dramatic increase in realized volatility for yields, currencies, and equities. The U.S. 10-year Treasury yield reached an intraday low of 0.32% in March as investors sought safety from risk assets. The option-adjusted spread for the Bloomberg Barclays Global Aggregate Bond Index soared from 98 basis points at year end 2019 to a high of 326 basis points in mid-March. Crude oil prices saw severe declines in response to a demand glut and a price war between Saudi Arabia and Russia.

As we progressed through the second quarter, economies across the globe started to slowly return to work. Governments passed massive fiscal stimulus packages designed to help tackle the economic damage inflicted by the COVID-19 pandemic. Investors regained confidence as the U.S. Federal Reserve announced unprecedented support for the markets (which for the first time in its history included purchases of investment grade and high yield bond exchange-traded funds). Crude oil prices rebounded as the easing of lockdowns across the world and Organization of the Petroleum Exporting Countries following through on its plans to cut production helped buoy prices.

The month of August saw major global equity indices hit record highs bolstered by coordinated commitment from central banks to keep interest rates lower for longer. In the fourth quarter, investor risk sentiment was underpinned by the positive developments on a COVID-19 vaccine and the continuance of accommodative monetary policy by the world’s major central banks. November saw the announcement of three vaccines – the efficacies of which exceeded expectations and eclipsed concerns about the near-term global economic outlook. Equity markets recorded extraordinary gains, with the S&P 500 Index having its best month in history, surging 10.9% in November. Global investment grade credit spreads narrowed significantly with the option-adjusted spread on the Bloomberg Barclays Global Aggregate Corporate Bond Index moving from 136 basis points at the end of September to 100 basis points at year end. The U.S. dollar continued its weakening trend, and lost ground to all G-10 currency peers.

Global equity markets ended the volatile year with modest gains. While overall returns were positive, there was significant divergence in performance among sectors. The Information Technology and Consumer Discretionary sectors registered substantial gains while the Energy sector posted the sharpest declines as the aforementioned price war caused a steep drop in the price of oil, with demand collapsing under the pandemic. The Real Estate and Financials sectors also declined due to economic concerns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The equity component of the Portfolio outperformed its benchmark index, the MSCI World Index for the 12-month period. Performance drivers were broad base: not having exposure to the Energy sector was the largest contributor to relative results, followed by strong security selection in the Financials and Health Care sectors. The largest individual contributor to results was Amazon.com: shares outperformed as the COVID-19 pandemic brought in-person shopping to a virtual standstill in many geographies, driving an increase in e-commerce penetration from both existing users as well as new users. We believe e-commerce penetration will remain at these levels as economies open, from both its superior shopping experience as well as the closure of some brick and mortar retail stores. We also believe the current environment will advance the cloud adoption curve, with companies moving increasing amounts of data to the cloud to facilitate a remote work environment. Shares of Peloton, an at-home connected fitness platform company, outperformed as consumers turned to at-home fitness in the wake of quarantine orders and associated gym closures. We believe Peloton’s addressable market has meaningfully increased from when we first purchased shares of the company, driven by our expectation that a greater portion of the workforce may work from home for an extended period, and there will likely be permanent closures of some gyms and fitness studios. We continue to see a significant opportunity for Peloton to gain market share with its first mover advantage, brand awareness, and network effect. Danaher, a healthcare technology company, was also a top contributor for the year. Shares reacted positively after the company reported a series of strong quarterly results that were ahead of market expectations. The company has transformed from a conglomerate focused on cyclical end markets to a life sciences industry leader focusing on high-growth markets with a high degree of recurring revenue. A recent example is Cytiva, the life science business which Danaher purchased from General Electric. Danaher is also playing an important part in the global pandemic effort: technologies from its subsidiaries Cytiva and Pall are being used in COVID-19 vaccine efforts that are undergoing human trials.

Security selection in the Information Technology sector was the largest detractor on a relative basis, largely driven by not owning a few benchmark names in the sector. Security selection in the Real Estate sector also detracted from relative results. The most significant detractors on an individual basis were Marriott International, CBRE Group, and Legal & General (United Kingdom). Shares of Marriott International, a global hotelier, underperformed as the COVID-19 pandemic caused a steep drop in demand. We eliminated our position as the pandemic made it difficult to quantify the downside, particularly as the fall in demand was unprecedented. Shares of CBRE Group, a global real estate services firm, underperformed as the pandemic drove a sharp slowdown in property leasing and sales globally.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*—(Continued)

We believe the pandemic will likely result in structural changes in commercial real estate use, as a greater portion of employees continue to work remotely in a post pandemic world. This anticipated shift would likely reduce real estate demand, particularly in central business districts, resulting in sharper and longer-lasting falls in office rents and prices than in a typical recession. The pandemic is also accelerating the decline in mall and street-based retail real estate demand. Given the uncertainty in the medium-term demand for CBRE’s services, we eliminated our position. Lastly, shares of Legal & General (United Kingdom), a U.K. life insurance company, underperformed; we eliminated our position as we believe Legal & General is at risk of a sharp fall in solvency should there be widespread ratings downgrades of corporate bonds due to the COVID-19 pandemic (the company holds a large portfolio of corporate bonds to meet its Pension Risk Transfer liabilities in its Institutional Retirement business.) A sharp fall in solvency would likely result in a multi-year reduction in its free cash flow while it rebuilds capital, putting our intrinsic value growth expectations at risk.

The fixed income component of the Portfolio underperformed the FTSE WGBI. Currency allocation was the primary driver of negative relative performance during the year. Underweight positioning to the Euro and Japanese yen, as well as an overweight position to the Brazilian real, were the largest detractors. Broad U.S. dollar weakness during the year resulted in all other G-10 currencies outperforming. Overweight allocations to the energy and airlines sectors created a drag on relative performance during the year. In the energy sector, the rout in oil prices pressured profit margins and stressed balance sheets prompting producers to slash capital expenditures, lay-off workers, and halt dividends in order to preserve liquidity. The airline industry was negatively impacted as domestic and international travel restrictions resulted in major revenue losses for some of the world’s leading carriers.

Positioning along the U.S. dollar pay curve, particularly overweight positioning at the 5- and 10-year tenors, was a positive contributor. Yields on the 5- and 10-year U.S. Treasury notes fell 132 basis points and 100 basis points respectively during calendar year 2020, driven by investors’ flight from risk assets and unprecedented central bank support. Holdings within the healthcare, food and beverage, and information technology sectors were additive. Favored food and beverage issuers benefited from strong consumer demand, global scale, and diverse business portfolios of brands with worldwide appeal. Issuer choices within the high yield healthcare space benefited from their large size, sturdy balance sheets, financial flexibility, and commanding leadership position in the markets in which they operate.

We added the following equity securities to the Portfolio over the period: Peloton, MasterCard, Copart, VeriSign, Home Depot, ASML (Netherlands), Costco, Dropbox, Vail Resorts, Canada Goose (Canada), TSMC (Taiwan), and Airbnb. The following equity securities were eliminated from the Portfolio over the period: LyondellBasell, Intercontinental Exchange, McCormick, Marriott International, Legal & General (United Kingdom), Thales (France), CBRE, and Tyler Technologies.

In non-U.S. fixed income, following strong 2019 performance, we entered 2020 with relatively muted credit risk as risk premiums were not attractive, resulting in an unfavorable risk/reward skew. We capitalized on the market dislocation in March and April 2020 as the COVID-19 pandemic hit, crushing global economies and sending risk premiums soaring beyond levels that we believed underlying fundamentals warranted. We increased credit beta from 0.99 to 1.17 across a range of industries and ratings categories, with a focus on balance sheet strength.

In U.S. fixed income, volatility in the first quarter provided favorable conditions to buy deep discount, long duration, call-protected bonds in both the new issue and secondary markets. We added credit risk across sectors including financials, transportation, information technology, autos, and healthcare. We also identified attractive opportunities in the crossover space, focusing our security selection on “fallen angels” (investment grade bonds that were downgraded to high yield) as ratings action picked up earlier in the year.

Foreign exchange forwards were used to manage active currency positions and added to performance during the year. They were used primarily to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency without attractive cash bonds.

The Portfolio was positioned with a majority equity allocation at the end of the period that aligned with our long-term performance objective. The allocation as of December 31, 2020 was 68% equities, 10.75% U.S. fixed income, and 21.25% non-U.S. fixed income. Our equity names were primarily concentrated in the Information Technology, Consumer Discretionary, and Healthcare sectors. We did not own any securities in the Real Estate, Utilities, and Energy sectors. The fixed income portion of the Portfolio held 76% of its bond exposure in investment grade bonds and 24% in high yield bonds. Of the 42% in Corporate Credit bonds, 12% was in Financials, 29% in Industrials, and 1% in Utilities. Duration positioning remained shorter relative to the benchmark within the negative

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*—(Continued)

yielding Euro, Japanese yen, and British pound denominated markets.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	15.11	12.57	9.96
Class B	14.79	12.28	9.69
MSCI World Index	15.90	12.19	9.87
FTSE World Government Bond Index	10.11	4.77	2.32

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Equity Sectors

% of Net Assets
Information Technology	19.7
Consumer Discretionary	10.5
Health Care	9.5
Financials	7.7
Industrials	7.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	13.5
Foreign Government	9.8
U.S. Treasury & Government Agencies	5.8
Convertible Bonds	0.5
Municipals	0.1

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.79%	$1,000.00	$1,168.30	$4.31
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class B (a)	Actual	1.04%	$1,000.00	$1,167.00	$5.66
	Hypothetical*	1.04%	$1,000.00	$1,019.91	$5.28

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—68.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Northrop Grumman Corp.	28,652	$8,730,837

Banks—2.9%
HDFC Bank, Ltd. (a)	329,786	6,505,834
M&T Bank Corp.	58,461	7,442,085

		13,947,919

Capital Markets—3.7%
Goldman Sachs Group, Inc. (The)	14,410	3,800,061
London Stock Exchange Group plc	42,673	5,260,083
S&P Global, Inc.	26,871	8,833,304

		17,893,448

Chemicals—3.7%
Linde plc	41,122	10,836,058
Sherwin-Williams Co. (The)	9,899	7,274,874

		18,110,932

Commercial Services & Supplies—1.3%
Copart, Inc. (a)	49,200	6,260,700

Electronic Equipment, Instruments & Components—0.8%
Halma plc	121,773	4,080,208

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	19,853	7,480,213

Food Products—1.3%
Nestle S.A.	55,583	6,543,725

Health Care Equipment & Supplies—3.7%
Becton Dickinson & Co.	19,253	4,817,486
Danaher Corp.	60,195	13,371,717

		18,189,203

Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	30,255	10,609,823

Hotels, Restaurants & Leisure—1.0%
Airbnb, Inc. - Class A (a) (b)	6,277	921,463
Vail Resorts, Inc.	14,307	3,991,081

		4,912,544

Household Durables—0.9%
NVR, Inc. (a)	1,017	4,149,218

Industrial Conglomerates—2.3%
Roper Technologies, Inc.	26,333	11,351,893

Insurance—1.1%
AIA Group, Ltd.	443,400	5,461,654

Interactive Media & Services—4.5%
Alphabet, Inc. - Class A (a)	5,638	9,881,384

Interactive Media & Services—(Continued)
Alphabet, Inc. - Class C (a)	758	1,327,925
Facebook, Inc. - Class A (a)	38,671	10,563,371

		21,772,680

Internet & Direct Marketing Retail—4.7%
Alibaba Group Holding, Ltd. (ADR) (a)	40,734	9,480,024
Amazon.com, Inc. (a)	4,068	13,249,191

		22,729,215

IT Services—8.7%
Accenture plc - Class A	34,246	8,945,398
CGI, Inc. (a)	72,700	5,767,910
MasterCard, Inc. - Class A	33,029	11,789,371
Nomura Research Institute, Ltd.	228,400	8,160,980
VeriSign, Inc. (a)	35,025	7,579,410

		42,243,069

Leisure Products—1.8%
Peloton Interactive, Inc. - Class A (a)	58,916	8,938,736

Life Sciences Tools & Services—3.6%
IQVIA Holdings, Inc. (a)	65,933	11,813,216
Mettler-Toledo International, Inc. (a)	4,761	5,426,016

		17,239,232

Machinery—2.2%
Atlas Copco AB - A Shares	136,794	6,995,748
Parker-Hannifin Corp.	12,734	3,468,869

		10,464,617

Personal Products—2.0%
Estee Lauder Cos., Inc. (The) - Class A	36,415	9,693,309

Semiconductors & Semiconductor Equipment—5.2%
ASML Holding NV	17,427	8,421,806
Taiwan Semiconductor Manufacturing Co., Ltd.	505,000	9,484,648
Texas Instruments, Inc.	45,338	7,441,326

		25,347,780

Software—5.0%
Dassault Systemes SE	26,425	5,368,059
Dropbox, Inc. - Class A (a)	353,447	7,842,989
Open Text Corp.	134,400	6,107,075
Temenos AG	33,839	4,721,729

		24,039,852

Specialty Retail—1.6%
Home Depot, Inc. (The)	28,529	7,577,873

Textiles, Apparel & Luxury Goods—0.6%
Canada Goose Holdings, Inc. (a)	94,132	2,798,299

Total Common Stocks (Cost $211,000,864)		330,566,979

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—13.5%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
Boeing Co. (The)
3.100%, 05/01/26	20,000	$21,410
3.250%, 02/01/35	5,000	5,124
3.550%, 03/01/38	20,000	20,379
3.625%, 03/01/48	5,000	5,033
3.750%, 02/01/50	15,000	15,747
3.850%, 11/01/48	85,000	87,529
3.950%, 08/01/59	85,000	90,793
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	392,204
TransDigm, Inc.
5.500%, 11/15/27	85,000	89,360
6.500%, 07/15/24	76,000	77,347
6.500%, 05/15/25	75,000	77,062
7.500%, 03/15/27	5,000	5,337
8.000%, 12/15/25 (144A)	340,000	376,241

		1,263,566

Airlines—0.7%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	206,448	201,971
4.125%, 12/15/27 (144A)	137,025	128,123
American Airlines Group, Inc. 3.750%, 03/01/25 (144A)	10,000	7,733
5.000%, 06/01/22 (144A)	315,000	283,188
American Airlines Pass-Through Trust 3.700%, 10/15/25	89,668	75,806
3.750%, 10/15/25	249,849	187,680
4.950%, 02/15/25	118,405	100,112
5.250%, 01/15/24	553,738	470,243
American Airlines, Inc. 11.750%, 07/15/25 (144A)	655,000	755,379
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	419,925	410,201
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	285,000	306,375
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	41,480	41,460
United Airlines Pass-Through Trust 3.650%, 10/07/25	74,306	72,011
5.875%, 10/15/27	260,000	280,863

		3,321,145

Apparel—0.0%
Hanesbrands, Inc. 5.375%, 05/15/25 (144A)	95,000	100,512

Auto Manufacturers—1.0%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	109,988
BMW U.S. Capital LLC
3.150%, 04/18/24 (144A)	195,000	210,232
4.150%, 04/09/30 (144A)	200,000	241,775

Auto Manufacturers—(Continued)
Ford Motor Co. 6.625%, 10/01/28 (b)	855,000	1,004,582
General Motors Co.
5.200%, 04/01/45	200,000	242,537
6.250%, 10/02/43	55,000	74,095
General Motors Financial Co., Inc. 3.600%, 06/21/30	905,000	1,009,701
General Motors Financial of Canada, Ltd. 3.250%, 11/07/23 (CAD)	110,000	91,009
Hyundai Capital America
2.650%, 02/10/25 (144A)	110,000	116,517
2.750%, 09/27/26 (144A)	500,000	530,889
6.375%, 04/08/30 (144A)	175,000	230,126
Hyundai Capital Services, Inc. 3.750%, 03/05/23 (144A)	260,000	276,373
Kia Motors Corp. 3.000%, 04/25/23 (144A) (b)	380,000	398,807
Nissan Motor Acceptance Corp. 3.650%, 09/21/21 (144A)	230,000	234,006

		4,770,637

Auto Parts & Equipment—0.4%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	131,757
Goodyear Tire & Rubber Co. (The)
4.875%, 03/15/27 (b)	440,000	449,900
5.000%, 05/31/26	15,000	15,337
7.000%, 03/15/28	933,000	1,016,392
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	203,220

		1,816,606

Banks—2.0%
Banco Bilbao Vizcaya Argentaria S.A. 0.750%, 09/11/22 (EUR)	400,000	496,509
Banco Bradesco S.A. 2.850%, 01/27/23 (144A)	200,000	204,602
Banco Santander S.A. 3.125%, 02/23/23	200,000	210,567
Bank of Montreal 1.750%, 06/15/21 (144A)	255,000	256,705
Bank of Nova Scotia (The) 1.900%, 12/02/21 (CAD)	1,000,000	797,101
Barclays plc 3.650%, 03/16/25	225,000	247,531
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	413,835
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	399,366
Credit Agricole S.A. 3.250%, 10/04/24 (144A)	665,000	721,257
4.375%, 03/17/25 (144A)	200,000	224,473
Credit Suisse Group AG 4.194%, SOFR + 3.730%, 04/01/31 (144A) (c)	250,000	293,904

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22 (b)	250,000	$259,121
ING Groep NV 1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (c)	205,000	208,402
Itau Unibanco Holding S.A. 2.900%, 01/24/23 (144A)	200,000	204,702
Lloyds Banking Group plc 3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	200,000	220,561
4.500%, 11/04/24	200,000	223,718
National Australia Bank, Ltd. 2.500%, 01/12/21	250,000	250,102
Natwest Group plc 6.000%, 12/19/23	235,000	268,536
Nordea Bank Abp 0.750%, 08/28/25 (144A)	410,000	409,609
Royal Bank of Canada 2.250%, 11/01/24 (b)	350,000	372,266
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	100,000	109,352
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	294,697
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	335,843
Toronto-Dominion Bank (The) 3.500%, 07/19/23	335,000	362,501
UniCredit S.p.A. 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (c)	325,000	393,091
United Overseas Bank, Ltd. 3.200%, 04/23/21 (144A)	735,000	740,900
Westpac Banking Corp. 2.650%, 01/16/30 (b)	400,000	449,303
Woori Bank 5.875%, 04/13/21 (144A)	200,000	202,712

		9,571,266

Beverages—0.2%
Anheuser-Busch InBev S.A. 2.000%, 01/23/35 (EUR)	345,000	487,918
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	126,279
Diageo Capital plc 2.125%, 04/29/32	200,000	211,134

		825,331

Building Materials—0.4%
Cemex S.A.B. de C.V. 5.700%, 01/11/25	475,000	485,450
JELD-WEN, Inc. 4.625%, 12/15/25 (144A)	975,000	994,997
Masco Corp.
6.500%, 08/15/32	8,000	10,675
7.750%, 08/01/29	94,000	130,942

Building Materials—(Continued)
Owens Corning 4.400%, 01/30/48	215,000	258,500

		1,880,564

Chemicals—0.2%
Braskem Netherlands Finance B.V.
4.500%, 01/10/28	200,000	210,540
4.500%, 01/31/30	200,000	205,250
Ecolab, Inc. 4.800%, 03/24/30	20,000	25,507
LG Chem, Ltd. 3.250%, 10/15/24 (144A)	200,000	216,347
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	125,000	130,800
Orbia Advance Corp. S.A.B. de C.V. 4.000%, 10/04/27	200,000	221,200

		1,009,644

Commercial Services—0.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.750%, 07/15/27 (144A) (b)	10,000	10,100
Edenred 1.875%, 03/06/26 (EUR)	200,000	267,443
Holding d’Infrastructures de Transport SAS
0.625%, 03/27/23 (EUR)	100,000	123,257
1.625%, 11/27/27 (EUR)	100,000	129,980

		530,780

Computers—0.2%
Dell International LLC / EMC Corp.
6.020%, 06/15/26 (144A)	165,000	201,419
8.100%, 07/15/36 (144A)	210,000	310,266
8.350%, 07/15/46 (144A)	150,000	226,636
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	160,000	210,608

		948,929

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.950%, 03/15/43	40,000	52,300

Diversified Financial Services—0.8%
Air Lease Corp.
3.000%, 02/01/30	40,000	41,043
3.250%, 10/01/29	20,000	21,120
Antares Holdings L.P. 6.000%, 08/15/23 (144A)	255,000	260,039
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	210,000	214,276
Brookfield Finance, Inc. 3.900%, 01/25/28	185,000	212,188
GE Capital Funding LLC 4.550%, 05/15/32 (144A)	885,000	1,061,418

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Jefferies Group LLC 6.250%, 01/15/36	175,000	$233,152
Nationstar Mortgage Holdings, Inc. 5.500%, 08/15/28 (144A)	130,000	136,825
Navient Corp. 5.625%, 08/01/33	1,150,000	1,104,000
OneMain Finance Corp.
5.625%, 03/15/23	135,000	144,788
8.250%, 10/01/23	65,000	74,588
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	200,000	213,206
Quicken Loans LLC 5.250%, 01/15/28 (144A)	70,000	74,725
Unifin Financiera S.A. 7.250%, 09/27/23	245,000	236,427

		4,027,795

Electric—0.5%
AES Corp. (The) 3.950%, 07/15/30 (144A)	20,000	22,608
Edison International 4.950%, 04/15/25	20,000	22,836
EDP Finance B.V. 1.710%, 01/24/28 (144A)	205,000	204,762
Emgesa S.A. 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	355,259
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	200,000	214,960
Enel Chile S.A. 4.875%, 06/12/28	110,000	129,525
Engie S.A. 1.250%, 10/24/41 (EUR)	200,000	273,164
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	200,000	208,864
Naturgy Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	266,339
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	508,300

		2,206,617

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	43,144

Food—0.2%
BRF S.A. 4.875%, 01/24/30	365,000	396,029
Kraft Heinz Foods Co. 4.375%, 06/01/46	240,000	259,275
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	220,528

		875,832

Forest Products & Paper—0.1%
Celulosa Arauco y Constitucion S.A. 4.500%, 08/01/24	200,000	220,002
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	425,328
Suzano Austria GmbH 3.750%, 01/15/31	60,000	63,660

		708,990

Healthcare-Products—0.1%
DH Europe Finance II S.a.r.l. 0.750%, 09/18/31 (EUR)	140,000	176,095
Medtronic Global Holdings Co. 1.125%, 03/07/27 (EUR)	105,000	136,994

		313,089

Healthcare-Services—1.1%
CHS/Community Health Systems, Inc.
5.625%, 03/15/27 (144A)	355,000	381,714
6.000%, 01/15/29 (144A) (b)	190,000	205,249
HCA, Inc.
7.500%, 11/06/33	755,000	1,049,450
7.750%, 07/15/36 (b)	1,185,000	1,531,612
Tenet Healthcare Corp.
5.125%, 05/01/25	395,000	402,699
6.125%, 10/01/28 (144A)	585,000	610,538
6.875%, 11/15/31 (b)	995,000	1,049,725

		5,230,987

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd. 3.625%, 04/11/29 (144A)	225,000	254,374

Home Builders—0.1%
Beazer Homes USA, Inc. 7.250%, 10/15/29	465,000	524,288

Home Furnishings—0.1%
Whirlpool Corp. 4.600%, 05/15/50	180,000	232,510

Insurance—0.6%
AIA Group, Ltd.
3.200%, 03/11/25 (144A)	200,000	215,757
3.600%, 04/09/29	200,000	224,930
3.900%, 04/06/28 (144A)	260,000	294,597
Global Atlantic Fin Co. 8.625%, 04/15/21 (144A)	820,000	833,793
MGIC Investment Corp. 5.250%, 08/15/28	355,000	379,850
Nationwide Mutual Insurance Co. 4.350%, 04/30/50 (144A)	320,000	375,276
Prudential Financial, Inc. 3.700%, 03/13/51	150,000	181,662

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Radian Group, Inc. 4.500%, 10/01/24	70,000	$73,850
4.875%, 03/15/27	40,000	43,928
6.625%, 03/15/25	435,000	492,638

		3,116,281

Internet—0.2%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	268,573
Baidu, Inc. 3.875%, 09/29/23	200,000	215,438
Tencent Holdings, Ltd.
2.985%, 01/19/23 (144A)	200,000	208,134
3.280%, 04/11/24 (144A)	200,000	212,980
Weibo Corp. 3.500%, 07/05/24	200,000	209,564

		1,114,689

Investment Companies—0.2%
Owl Rock Capital Corp. 4.250%, 01/15/26	480,000	505,489
Owl Rock Technology Finance Corp. 4.750%, 12/15/25 (144A)	605,000	631,636

		1,137,125

Iron/Steel—0.0%
United States Steel Corp. 6.650%, 06/01/37	65,000	54,600

Media—0.4%
Cable Onda S.A. 4.500%, 01/30/30 (144A)	200,000	220,500
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	6,319
CSC Holdings LLC 5.375%, 02/01/28 (144A)	200,000	213,500
DISH DBS Corp. 5.875%, 11/15/24	475,000	498,054
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	233,676
iHeartCommunications, Inc. 8.375%, 05/01/27	290,000	309,534
Time Warner Cable LLC
4.500%, 09/15/42	45,000	52,658
5.500%, 09/01/41	30,000	38,496
ViacomCBS, Inc.
4.375%, 03/15/43	10,000	11,797
5.250%, 04/01/44	135,000	175,181
5.850%, 09/01/43	50,000	69,456
Videotron, Ltd. 5.125%, 04/15/27 (144A)	230,000	244,087

		2,073,258

Mining—0.3%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	200,000	209,021
5.625%, 04/01/30 (144A)	200,000	254,580
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	285,000	307,938
Freeport-McMoRan, Inc. 4.375%, 08/01/28	325,000	345,313
Glencore Funding LLC 1.625%, 09/01/25 (144A)	410,000	421,712

		1,538,564

Miscellaneous Manufacturing—0.0%
General Electric Co. 4.500%, 03/11/44	55,000	67,125

Multi-National—0.2%
International Bank for Reconstruction & Development 2.200%, 01/18/22 (CAD)	640,000	513,207
Nordic Investment Bank 1.500%, 03/13/25 (NOK)	4,930,000	590,272

		1,103,479

Oil & Gas—0.9%
BP Capital Markets America, Inc. 3.216%, 11/28/23	175,000	187,614
Chesapeake Energy Corp. 4.875%, 04/15/22 (d)	2,145,000	96,525
5.750%, 03/15/23 (d)	130,000	5,850
8.000%, 06/15/27 (b) (d)	270,000	12,150
Continental Resources, Inc.
3.800%, 06/01/24	180,000	185,400
4.500%, 04/15/23	40,000	41,244
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	201,000
Ecopetrol S.A. 5.875%, 05/28/45	325,000	393,412
Equinor ASA 3.625%, 04/06/40	355,000	427,141
Occidental Petroleum Corp. 6.625%, 09/01/30	280,000	304,010
8.875%, 07/15/30	220,000	258,225
Petrobras Global Finance B.V. 5.999%, 01/27/28	315,000	368,711
Petroleos Mexicanos 5.950%, 01/28/31	450,000	448,875
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	228,000
Range Resources Corp.
4.875%, 05/15/25	130,000	122,797
5.000%, 03/15/23 (b)	86,000	83,850
SM Energy Co. 10.000%, 01/15/25 (144A) (b)	669,000	719,175
Thaioil Treasury Center Co., Ltd. 3.625%, 01/23/23 (144A)	350,000	364,044

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 9.750%, 04/15/23 (144A) †	25,000	$20,000

		4,468,023

Oil & Gas Services—0.1%
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	523,250

Packaging & Containers—0.2%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A) (b)	475,000	511,812
6.625%, 05/13/27 (144A)	75,000	81,187
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,488
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	123,429

		726,916

Pipelines—0.4%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	443,712
Enable Midstream Partners L.P. 5.000%, 05/15/44	125,000	120,278
Enbridge Energy Partners L.P. 7.375%, 10/15/45	90,000	137,155
Enbridge, Inc. 2.900%, 07/15/22	125,000	129,614
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	466,900
EnLink Midstream Partners L.P. 4.150%, 06/01/25	230,000	225,400
MPLX L.P.
4.500%, 07/15/23	10,000	10,891
4.875%, 06/01/25	40,000	46,194
New Fortress Energy, Inc. 6.750%, 09/15/25 (144A) (b)	145,000	153,562
NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.125%, 03/01/25	265,000	167,944
7.500%, 11/01/23	125,000	88,516
ONEOK Partners L.P. 6.200%, 09/15/43	10,000	12,129

		2,002,295

Real Estate—0.0%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	230,368

Real Estate Investment Trusts—0.4%
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	565,000	596,075
iStar, Inc. 4.250%, 08/01/25	155,000	153,062
4.750%, 10/01/24	35,000	35,438

Real Estate Investment Trusts—(Continued)
Prologis Euro Finance LLC 0.250%, 09/10/27 (EUR)	320,000	396,289
0.375%, 02/06/28 (EUR)	110,000	137,112
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	206,142
Realty Income Corp. 1.625%, 12/15/30 (GBP)	125,000	180,128
Service Properties Trust 3.950%, 01/15/28	5,000	4,831
4.350%, 10/01/24	55,000	54,312
4.500%, 06/15/23	15,000	15,075
4.650%, 03/15/24	10,000	9,900
4.750%, 10/01/26	5,000	4,938
4.950%, 02/15/27 (b)	25,000	25,125

		1,818,427

Retail—0.2%
Michaels Stores, Inc. 8.000%, 07/15/27 (144A) (b)	665,000	714,875
Walmart, Inc. 3.700%, 06/26/28	235,000	276,677

		991,552

Semiconductors—0.0%
Broadcom, Inc. 5.000%, 04/15/30	85,000	103,276

Telecommunications—0.8%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	324,208
2.875%, 05/07/30	200,000	216,760
AT&T, Inc. 3.650%, 09/15/59 (144A)	147,000	147,430
3.800%, 12/01/57 (144A)	90,000	93,474
British Telecommunications plc 3.250%, 11/08/29 (144A)	200,000	220,502
Cincinnati Bell, Inc. 8.000%, 10/15/25 (144A)	15,000	15,994
Colombia Telecomunicaciones S.A. ESP 4.950%, 07/17/30 (144A)	200,000	222,000
KT Corp. 2.500%, 07/18/26 (144A)	210,000	226,334
Millicom International Cellular S.A. 6.250%, 03/25/29 (144A)	200,000	225,000
6.625%, 10/15/26	200,000	214,000
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	421,880
4.755%, 11/11/24	200,000	210,940
T-Mobile USA, Inc. 3.875%, 04/15/30 (144A)	355,000	411,093
Telefonica Emisiones S.A. 1.495%, 09/11/25 (EUR)	200,000	261,206
Turk Telekomunikasyon 6.875%, 02/28/25	360,000	396,882

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	$228,114

		3,835,817

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	162,059

Total Corporate Bonds & Notes (Cost $60,730,772)		65,576,010

Foreign Government—9.8%

Banks—0.1%
Corp. Financiera de Desarrollo S.A. 2.400%, 09/28/27 (144A)	365,000	369,745

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	268,883

Regional Government—0.3%
New South Wales Treasury Corp.
2.000%, 03/08/33 (AUD)	1,480,000	1,207,251
6.000%, 03/01/22 (AUD)	510,000	419,913
Province of Quebec Canada 2.300%, 09/01/29 (CAD)	310,000	266,584

		1,893,748

Sovereign—9.2%
Australia Government Bond 5.500%, 04/21/23 (AUD)	950,000	822,937
Brazilian Government International Bonds 4.500%, 05/30/29	340,000	378,162
4.625%, 01/13/28	290,000	324,803
Canadian Government Bonds 0.500%, 03/01/22 (CAD)	535,000	422,011
0.750%, 09/01/21 (CAD)	3,205,000	2,528,523
1.750%, 05/01/21 (CAD)	3,480,000	2,748,979
Chile Government International Bond 3.240%, 02/06/28	400,000	453,500
China Government Bonds 2.200%, 07/27/25 (CNY)	14,000,000	2,086,085
3.390%, 05/21/25 (CNY)	1,000,000	156,600
4.000%, 11/30/35 (CNY)	7,500,000	1,255,119
Colombia Government International Bond 3.875%, 04/25/27	200,000	222,600
Colombian TES 6.250%, 11/26/25 (COP)	1,305,500,000	418,659
7.500%, 08/26/26 (COP)	4,868,600,000	1,645,481
Dominican Republic International Bonds 4.875%, 09/23/32 (144A)	150,000	165,937
6.000%, 07/19/28 (144A)	200,000	239,250
8.625%, 04/20/27 (144A)	200,000	254,500

Sovereign—(Continued)
Egypt Government International Bonds 5.250%, 10/06/25	200,000	212,440
7.625%, 05/29/32	200,000	226,200
Export Development Canada 1.800%, 09/01/22 (CAD)	250,000	201,473
Export-Import Bank of Korea 3.000%, 11/01/22	200,000	209,166
French Republic Government Bond OAT 4.250%, 10/25/23 (EUR)	890,000	1,240,967
Indonesia Government International Bonds 2.850%, 02/14/30 (b)	200,000	215,778
2.875%, 07/08/21 (144A) (EUR)	220,000	272,515
4.125%, 01/15/25 (144A)	200,000	223,588
4.200%, 10/15/50	200,000	237,882
4.750%, 01/08/26 (144A)	200,000	233,768
4.750%, 01/08/26	200,000	233,768
Indonesia Treasury Bonds 7.000%, 09/15/30 (IDR)	5,500,000,000	423,754
7.500%, 05/15/38 (IDR)	6,358,000,000	493,303
Ireland Government Bond 3.400%, 03/18/24 (EUR)	65,000	89,834
Israel Government Bond - Fixed 1.000%, 03/31/30 (ILS)	2,675,000	852,163
Italy Buoni Poliennali Del Tesoro 1.350%, 04/01/30 (EUR)	895,000	1,183,162
2.000%, 02/01/28 (EUR)	325,000	446,385
2.500%, 11/15/25 (EUR)	605,000	831,870
Japan Government Thirty Year Bond 0.500%, 03/20/49 (JPY)	335,000,000	3,150,827
Japanese Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (e)	83,997,660	815,206
Korea Treasury Bonds 0.875%, 12/10/23 (KRW)	500,000,000	458,670
1.125%, 09/10/25 (KRW)	500,000,000	455,514
2.000%, 09/10/22 (KRW)	380,000,000	356,302
Malaysia Government Bond 3.480%, 03/15/23 (MYR)	3,295,000	846,985
Mexican Bonos 5.750%, 03/05/26 (MXN)	24,011,500	1,260,973
7.500%, 06/03/27 (MXN)	8,252,400	471,867
8.000%, 12/07/23 (MXN)	1,835,000	101,184
8.500%, 05/31/29 (MXN)	14,420,800	883,314
Mexico Government International Bonds 3.250%, 04/16/30 (b)	335,000	361,723
4.000%, 03/15/15 (EUR)	100,000	140,656
New Zealand Government Bond 3.000%, 04/20/29 (NZD)	455,000	384,548
Norway Government Bond 2.000%, 05/24/23 (144A) (NOK)	5,567,000	674,468
Panama Government International Bond 4.500%, 04/01/56	200,000	257,500
Paraguay Government International Bond 4.950%, 04/28/31 (144A)	200,000	241,750
Peruvian Government International Bond 2.392%, 01/23/26	125,000	133,314

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Poland Government Bond 3.250%, 07/25/25 (PLN)	1,445,000	$436,400
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	294,437
Republic of Poland Government Bond 1.250%, 10/25/30 (PLN)	3,000,000	805,688
Republic of South Africa Government International Bond 5.750%, 09/30/49	965,000	966,698
Romania Government Bond 4.150%, 10/24/30 (RON)	3,345,000	916,041
Singapore Government Bonds 0.500%, 11/01/25 (SGD)	1,200,000	909,289
2.750%, 07/01/23 (SGD)	515,000	412,860
South Africa Government Bonds 7.000%, 02/28/31 (ZAR)	11,655,000	679,551
8.875%, 02/28/35 (ZAR)	5,960,000	356,458
Spain Government Bonds 0.750%, 07/30/21 (EUR)	185,000	227,712
1.600%, 04/30/25 (144A) (EUR)	180,000	239,862
1.950%, 07/30/30 (144A) (EUR)	310,000	448,986
2.700%, 10/31/48 (144A) (EUR)	265,000	475,551
4.400%, 10/31/23 (144A) (EUR)	525,000	732,002
Turkey Government Bond 9.000%, 07/24/24 (TRY)	9,000,000	1,077,627
Turkey Government International Bonds 5.250%, 03/13/30	950,000	952,042
7.625%, 04/26/29	200,000	230,550
United Kingdom Gilt 1.500%, 07/22/26 (GBP)	640,000	950,990
2.750%, 09/07/24 (GBP)	215,000	324,816
4.250%, 06/07/32 (GBP)	125,000	246,772
Uruguay Government International Bond 4.375%, 01/23/31	170,000	208,462

		44,838,757

Transportation—0.1%
Network Rail Infrastructure Finance plc 4.750%, 01/22/24 (GBP)	235,000	366,903

Total Foreign Government (Cost $44,578,308)		47,738,036

U.S. Treasury & Government Agencies—5.8%

U.S. Treasury—5.8%
U.S. Treasury Bonds 1.250%, 05/15/50 (b)	5,265,000	4,765,648
1.375%, 08/15/50	3,215,000	3,004,016
2.000%, 02/15/50	1,930,000	2,091,713
2.875%, 05/15/49	640,000	824,650
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (e)	246,256	251,406
0.375%, 07/15/27 (e)	1,085,739	1,221,147
0.625%, 04/15/23 (e)	2,463,458	2,593,615

U.S. Treasury—(Continued)
U.S. Treasury Notes 0.125%, 12/31/22	3,600,000	3,600,141
0.125%, 10/15/23	3,150,000	3,147,539
0.125%, 12/15/23	5,015,000	5,008,731
1.625%, 08/15/29	1,310,000	1,400,574

Total U.S. Treasury & Government Agencies (Cost $27,910,367)		27,909,180

Convertible Bonds—0.5%

Computers—0.0%
Western Digital Corp. 1.500%, 02/01/24	160,000	159,031

Internet—0.1%
Booking Holdings, Inc. 0.900%, 09/15/21	595,000	689,622

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26	1,135,000	1,081,918

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26 (d)	20,000	900

Real Estate Investment Trusts—0.1%
iStar, Inc. 3.125%, 09/15/22	210,000	247,093

Software—0.1%
Evolent Health, Inc. 3.500%, 12/01/24 (144A)	75,000	85,531
Nuance Communications, Inc. 1.250%, 04/01/25	60,000	136,523

		222,054

Total Convertible Bonds (Cost $2,017,268)		2,400,618

Municipals—0.1%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $659,814)	660,000	690,538

Convertible Preferred Stocks—0.1%

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.000%, 12/31/49 (f) (g)	849	0
5.750%, 12 /31/49 (f) (g)	20	0
5.750%, 12/31/49 (f) (g)	393	0
5.750%, 12/31/49 (b) (f) (g)	17	0

		0

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Pipelines—0.1%
El Paso Energy Capital Trust I 4.750%, 03/31/28	5,754	$297,827

Total Convertible Preferred Stocks (Cost $519,960)		297,827

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	211,129	168,055

Total Mortgage-Backed Securities (Cost $197,023)		168,055

Short-Term Investment—1.7%

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $8,365,614, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $8,532,980.	8,365,614	8,365,614

Total Short-Term Investments (Cost $8,365,614)		8,365,614

Securities Lending Reinvestments (h)—1.9%

Repurchase Agreements—1.8%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $1,200,034; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,332,659.	1,200,000	1,200,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,018,520; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $2,058,879.	2,018,509	2,018,509
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $506,534; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $516,661.	506,530	506,530

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $200,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $300,011; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $333,346.	300,000	300,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $102,041.	100,000	100,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of 1,500,035; collateralized by various Common Stock with an aggregate market value of $1,666,686.	1,500,000	1,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $750,036; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $832,047.	750,000	750,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $500,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $510,000.	500,000	500,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,000,020; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $500,011; collateralized by various Common Stock with an aggregate market value of $555,650.	500,000	500,000

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments—(Continued)

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $100,004; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	$100,000

		8,775,039

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (i)	400,000	400,000

Total Securities Lending Reinvestments (Cost $9,175,039)		9,175,039

Total Investments—101.5% (Cost $365,155,029)		492,887,896
Other assets and liabilities (net)—(1.5)%		(7,270,171)

Net Assets—100.0%		$485,617,725

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $20,000, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $8,937,841 and the collateral received consisted of cash in the amount of $9,175,039. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Principal amount of security is adjusted for inflation.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $32,325,012, which is 6.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 9.750%, 04/15/23	06/18/19	25,000	$18,420	$20,000

Country Diversification as of December 31, 2020 (Unaudited)	% of Net Assets
United States	59.9
Canada	4.9
United Kingdom	4.9
China	3.0
Japan	2.5
Switzerland	2.4
Taiwan	2.0
France	1.9
Netherlands	1.9
Sweden	1.4

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	14,557,000	MSC	03/17/21	USD	17,762,524	$49,948
GBP	796,000	UBSA	03/17/21	USD	1,073,486	15,534
JPY	208,000,000	CSI	03/17/21	USD	2,011,100	4,994
JPY	968,000,000	CSI	03/17/21	USD	9,299,466	83,125
KRW	813,000,000	BOA	03/17/21	USD	751,261	(2,600)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	7,552,000	UBSA	03/17/21	USD	5,899,032	$(35,073)
COP	7,721,975,000	CSI	03/17/21	USD	2,223,111	(33,824)
IDR	4,981,000,000	UBSA	03/17/21	USD	349,524	(2,648)
MXN	18,936,000	BOA	03/17/21	USD	943,216	(656)
ZAR	15,585,000	CBNA	03/17/21	USD	1,030,277	(20,659)

Cross Currency Contracts to Buy
EUR	354,519	MSC	03/17/21	NOK	3,786,000	(7,643)

Net Unrealized Appreciation						$50,498

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ICE)—	Intercontinental Exchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,730,837	$—	$—	$8,730,837
Banks	7,442,085	6,505,834	—	13,947,919
Capital Markets	12,633,365	5,260,083	—	17,893,448
Chemicals	18,110,932	—	—	18,110,932
Commercial Services & Supplies	6,260,700	—	—	6,260,700
Electronic Equipment, Instruments & Components	—	4,080,208	—	4,080,208
Food & Staples Retailing	7,480,213	—	—	7,480,213
Food Products	—	6,543,725	—	6,543,725
Health Care Equipment & Supplies	18,189,203	—	—	18,189,203
Health Care Providers & Services	10,609,823	—	—	10,609,823
Hotels, Restaurants & Leisure	4,912,544	—	—	4,912,544
Household Durables	4,149,218	—	—	4,149,218
Industrial Conglomerates	11,351,893	—	—	11,351,893
Insurance	—	5,461,654	—	5,461,654
Interactive Media & Services	21,772,680	—	—	21,772,680
Internet & Direct Marketing Retail	22,729,215	—	—	22,729,215
IT Services	34,082,089	8,160,980	—	42,243,069
Leisure Products	8,938,736	—	—	8,938,736
Life Sciences Tools & Services	17,239,232	—	—	17,239,232
Machinery	3,468,869	6,995,748	—	10,464,617
Personal Products	9,693,309	—	—	9,693,309
Semiconductors & Semiconductor Equipment	7,441,326	17,906,454	—	25,347,780
Software	13,950,064	10,089,788	—	24,039,852
Specialty Retail	7,577,873	—	—	7,577,873
Textiles, Apparel & Luxury Goods	2,798,299	—	—	2,798,299
Total Common Stocks	259,562,505	71,004,474	—	330,566,979
Total Corporate Bonds & Notes*	—	65,576,010	—	65,576,010
Total Foreign Government*	—	47,738,036	—	47,738,036
Total U.S. Treasury & Government Agencies*	—	27,909,180	—	27,909,180
Total Convertible Bonds*	—	2,400,618	—	2,400,618
Total Municipals*	—	690,538	—	690,538
Convertible Preferred Stocks
Oil & Gas	—	—	0	0
Pipelines	297,827	—	—	297,827
Total Convertible Preferred Stocks	297,827	—	0	297,827
Total Mortgage-Backed Securities*	—	168,055	—	168,055
Total Short-Term Investment*	—	8,365,614	—	8,365,614
Securities Lending Reinvestments
Repurchase Agreements	—	8,775,039	—	8,775,039
Mutual Funds	400,000	—	—	400,000
Total Securities Lending Reinvestments	400,000	8,775,039	—	9,175,039
Total Investments	$260,260,332	$232,627,564	$0	$492,887,896

Collateral for Securities Loaned (Liability)	$—	$(9,175,039)	$—	$(9,175,039)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$153,601	$—	$153,601
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(103,103)	—	(103,103)
Total Forward Contracts	$—	$50,498	$—	$50,498

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$492,887,896
Cash denominated in foreign currencies (c)	1,485,405
Unrealized appreciation on forward foreign currency exchange contracts	153,601
Receivable for:
Fund shares sold	41,296
Dividends and interest	1,555,895
Prepaid expenses	1,431

Total Assets	496,125,524
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	103,103
Collateral for securities loaned	9,175,039
Payables for:
Fund shares redeemed	224,642
Foreign taxes	321,289
Accrued Expenses:
Management fees	279,242
Distribution and service fees	68,271
Deferred trustees’ fees	209,007
Other expenses	127,206

Total Liabilities	10,507,799

Net Assets	$485,617,725

Net Assets Consist of:
Paid in surplus	$307,240,503
Distributable earnings (Accumulated losses) (d)	178,377,222

Net Assets	$485,617,725

Net Assets
Class A	$157,293,012
Class B	328,324,713
Capital Shares Outstanding*
Class A	8,149,912
Class B	17,204,832
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.30
Class B	19.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $365,155,029.
(b)	Includes securities loaned at value of $8,937,841.
(c)	Identified cost of cash denominated in foreign currencies was $1,470,108.
(d)	Includes foreign capital gains tax of $321,289.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$2,755,358
Interest (b)	5,001,494
Securities lending income	132,180

Total investment income	7,889,032
Expenses
Management fees	3,101,665
Administration fees	34,628
Custodian and accounting fees	133,498
Distribution and service fees—Class B	741,752
Audit and tax services	69,140
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	43,205
Insurance	3,216
Miscellaneous	28,261

Total expenses	4,255,332
Less management fee waiver	(49,999)
Less broker commission recapture	(7,344)

Net expenses	4,197,989

Net Investment Income	3,691,043

Net Realized and Unrealized Gain
Net realized gain on:
Investments (c)	45,733,685
Foreign currency transactions	128,397
Forward foreign currency transactions	2,046,838

Net realized gain	47,908,920

Net change in unrealized appreciation on:
Investments (d)	10,844,246
Foreign currency transactions	28,968
Forward foreign currency transactions	359,788

Net change in unrealized appreciation	11,233,002

Net realized and unrealized gain	59,141,922

Net Increase in Net Assets From Operations	$62,832,965

(a)	Net of foreign withholding taxes of $98,750.
(b)	Net of foreign withholding taxes of $15,851.
(c)	Net of foreign capital gains tax of $43,541.
(d)	Includes change in foreign capital gains tax of $(203,148).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,691,043	$5,705,091
Net realized gain	47,908,920	27,188,301
Net change in unrealized appreciation	11,233,002	74,014,248

Increase in net assets from operations	62,832,965	106,907,640

From Distributions to Shareholders
Class A	(10,733,306)	(15,318,908)
Class B	(21,305,257)	(29,825,368)

Total distributions	(32,038,563)	(45,144,276)

Decrease in net assets from capital share transactions	(7,586,532)	(5,284,881)

Total increase in net assets	23,207,870	56,478,483

Net Assets
Beginning of period	462,409,855	405,931,372

End of period	$485,617,725	$462,409,855

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	375,543	$6,594,577	303,860	$5,208,090
Reinvestments	657,275	10,733,306	926,734	15,318,908
Redemptions	(1,331,860)	(23,365,984)	(1,300,643)	(22,475,298)

Net decrease	(299,042)	$(6,038,101)	(70,049)	$(1,948,300)

Class B
Sales	1,690,432	$29,421,714	1,051,746	$17,934,913
Reinvestments	1,317,579	21,305,257	1,820,841	29,825,368
Redemptions	(3,025,349)	(52,275,402)	(2,979,842)	(51,096,862)

Net decrease	(17,338)	$(1,548,431)	(107,255)	$(3,336,581)

Decrease derived from capital shares transactions		$(7,586,532)		$(5,284,881)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.14	$15.81	$18.15	$15.02	$15.07

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.25	0.33	0.31	0.34
Net realized and unrealized gain (loss)	2.32	3.96	(1.11)	3.16	0.38

Total income (loss) from investment operations	2.50	4.21	(0.78)	3.47	0.72

Less Distributions
Distributions from net investment income	(0.17)	(0.32)	(0.39)	(0.27)	(0.29)
Distributions from net realized capital gains	(1.17)	(1.56)	(1.17)	(0.07)	(0.48)

Total distributions	(1.34)	(1.88)	(1.56)	(0.34)	(0.77)

Net Asset Value, End of Period	$19.30	$18.14	$15.81	$18.15	$15.02

Total Return (%) (b)	15.11	27.86	(5.20)	23.33	5.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (c)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income to average net assets (%)	1.00	1.45	1.85	1.87	2.30
Portfolio turnover rate (%)	43	27	29	27	38
Net assets, end of period (in millions)	$157.3	$153.3	$134.7	$161.3	$145.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.95	$15.65	$17.98	$14.89	$14.94

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.21	0.28	0.27	0.30
Net realized and unrealized gain (loss)	2.29	3.92	(1.10)	3.12	0.38

Total income (loss) from investment operations	2.42	4.13	(0.82)	3.39	0.68

Less Distributions
Distributions from net investment income	(0.12)	(0.27)	(0.34)	(0.23)	(0.25)
Distributions from net realized capital gains	(1.17)	(1.56)	(1.17)	(0.07)	(0.48)

Total distributions	(1.29)	(1.83)	(1.51)	(0.30)	(0.73)

Net Asset Value, End of Period	$19.08	$17.95	$15.65	$17.98	$14.89

Total Return (%) (b)	14.79	27.52	(5.39)	22.97	4.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (c)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	0.75	1.20	1.60	1.62	2.05
Portfolio turnover rate (%)	43	27	29	27	38
Net assets, end of period (in millions)	$328.3	$309.1	$271.3	$323.5	$303.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Financial Statements—December 31, 2020—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Notes to Financial Statements—December 31, 2020—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period.

The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2020, the Portfolio had no when-issued and delayed-delivery securities.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

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Notes to Financial Statements—December 31, 2020—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $8,365,614. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,775,039. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(945,738)	$—	$—	$—	$(945,738)
Corporate Bonds & Notes	(2,747,414)	—	—	—	(2,747,414)
Foreign Government	(590,605)	—	—	—	(590,605)
U.S. Treasury & Government Agencies	(4,891,282)	—	—	—	(4,891,282)
Total Borrowings	$(9,175,039)	$—	$—	$—	$(9,175,039)
Gross amount of recognized liabilities for securities lending transactions					$(9,175,039)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

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Notes to Financial Statements—December 31, 2020—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$153,601	Unrealized depreciation on forward foreign currency exchange contracts	$103,103

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$88,119	$(33,824)	$—	$54,295
Morgan Stanley & Co.	49,948	(7,643)	—	42,305
UBS AG	15,534	(15,534)	—	—

	$153,601	$(57,001)	$—	$96,600

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$3,256	$—	$—	$3,256
Citibank N.A.	20,659	—	—	20,659
Credit Suisse International	33,824	(33,824)	—	—
Morgan Stanley & Co.	7,643	(7,643)	—	—
UBS AG	37,721	(15,534)	—	22,187

	$103,103	$(57,001)	$—	$46,102

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,046,838

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$359,788

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$42,517,765

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Notes to Financial Statements—December 31, 2020—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$26,120,589	$156,289,585	$13,789,629	$192,684,176

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Notes to Financial Statements—December 31, 2020—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement—Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$3,101,665	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	First $ 250 million
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period January 1, 2020 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$366,585,061

Gross unrealized appreciation	132,157,103
Gross unrealized depreciation	(6,178,205)

Net unrealized appreciation (depreciation)	$125,978,898

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$3,376,975	$7,419,855	$28,661,588	$37,724,421	$32,038,563	$45,144,276

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,080,516	$46,480,206	$126,025,507	$—	$178,586,229

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-30

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Global Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Allocation Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-32

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-33

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-34

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-35

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Global Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three, and five-year periods ending June 30, 2020. The Board further considered that the Portfolio outperformed its blended index, the 60% MSCI World Index/40% FTSE World Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board further noted that the Portfolio outperformed its other blended benchmark for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-36

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B and E shares of the Loomis Sayles Growth Portfolio returned 32.54%, 32.23%, and 32.30%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 38.49%.

MARKET ENVIRONMENT / CONDITIONS

Despite elevated volatility in the first quarter, U.S. equities finished 2020 with a robust gain. After a positive start to the year, the market plunged in mid-February amid mounting concerns about the impact of coronavirus (“COVID-19”) on economic growth and corporate earnings. Policymakers reacted quickly, highlighted by the U.S. Federal Reserve’s decision to cut interest rates to near zero and implement aggressive quantitative easing. The government also provided substantial fiscal stimulus, as additional government spending earmarked to directly support COVID-19 relief surpassed $3 trillion. Stocks began to rebound in late March as a result, and the rally continued through year-end with only modest interruptions. The gains were fueled in part by signs of a gradual reopening of the economy, which raised hopes that the initial downturn in growth would prove short-lived. Equities rallied further in the final two months of the year, as investors reacted favorably to the resolution of the U.S. election and the approval of vaccines for COVID-19.

The growth style outperformed value by a wide margin, reflecting the strength in the mega-cap Information Technology sector. At a time of challenging economic conditions, investors displayed high demand for companies with the ability to deliver rising earnings. However, this trend showed signs of reversing in the final two months of the year after the vaccine news sparked a rotation into value-oriented market segments. Small-cap stocks, while also exhibiting strong relative performance in November and December, finished modestly behind large caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Growth Portfolio underperformed the Russell 1000 Growth Index during the period. Stock selection in the Consumer Discretionary, Information Technology, Energy, and Financials sectors as well as the allocation to the Information Technology, Energy, Financials, Consumer Staples, Communication Services, and Healthcare sectors detracted from relative performance. Stock selection in the Industrials, Consumer Staples, Healthcare, and Communication Services sectors as well as the allocation to the Industrials and Consumer Discretionary sectors contributed positively to relative performance.

Coca-Cola, Schlumberger, Danone (France), SEI Investments, and Procter & Gamble were the lowest contributors to total returns during period, while Alibaba (China) and Schlumberger detracted the most from relative returns. Coca-Cola, Danone, and Procter & Gamble were sold during the period. We highlight Alibaba and Schlumberger, below. Amazon, Nvidia, Autodesk, Salesforce, and Facebook were the top contributors to total returns during the period, with Nvidia and Autodesk providing the strongest relative contribution. We highlight Nvidia and Autodesk below.

Alibaba Group is a leading Chinese e-commerce and consumer-engagement platform provider. With over 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. During the period, Alibaba reported strong fundamentals, continued market share gains, and revenue growth that exceeded consensus expectations. However, shares have come under pressure due to a series of regulatory actions by the Chinese government, most recently a late-December notice from China’s State Administration for Market Regulation (“SAMR”) that it had started an investigation into suspected monopolistic practices by Alibaba. Prior to this most recent action, shares were pressured by SAMR’s November release of draft regulations aimed at preventing monopolistic practices across China’s internet industry. As we do with any relevant legislative or regulatory developments, we continue to monitor and assess any potential structural impact to our investment thesis for Alibaba and all the companies within our Portfolio and investment library. We believe Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. The company benefits from secular growth in Chinese e-commerce, as well as advertising growth, digitizing offline retail, cloud computing, and international expansion. We believe the current market price embeds expectations for revenue and cash flow growth that are well below our long-term assumptions. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Alibaba offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil and gas exploration and production industry. The company reported financial results that deteriorated substantially due to the oil price environment. Following record oil price declines in the first quarter due to COVID-19-related demand weakness in China and a price war between the Organization of the Petroleum Exporting Countries (OPEC) and Russia, demand and prices fell further in the second quarter as a result of the global lockdown, and continued travel restrictions and a resurgence of COVID-19 cases continues to delay a recovery in demand. Given the ongoing uncertainty, we think Schlumberger has taken prudent steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, and cutting headcount, while lowering structural costs and capital intensity that should contribute to improved returns in our view. While we expect near-term results to remain under pressure, the company continues to generate positive free cash flow, and we believe Schlumberger’s products remain a necessary part of the solution for profitably extracting energy resources, even in times of substantial commodity price compression. Secular growth in the long-term global demand

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. Because oilfield services companies are key to making difficult-to-reach resources more accessible, we believe services like those Schlumberger provides are essential to profitably meeting long-term demand. We believe Schlumberger will continue to execute well and that the company is positioned to weather the current environment and capitalize on growth in oilfield services as market supply and demand normalizes. The company’s growing leadership in digital solutions should also create further differentiation versus peers in our opinion. We believe shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value, and potentially offer a compelling reward-to-risk opportunity.

Nvidia is the world leader in graphic processing units (“GPUs”), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. During the period, Nvidia reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business. In gaming, Nvidia is benefiting from the roll out of Turing, its newest GPU architecture, which is viewed as becoming the industry norm for the latest blockbuster titles. Data center revenue also rebounded after a period of softness with quarterly data center revenue exceeding $1 billion for the first time in each of the past three quarters. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture, with performance that surpasses its already leading T4 inferencing and V100 training products. Over our investment horizon, we believe Nvidia can sustain high-teens revenue growth, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects may not be reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and potentially offer a compelling long-term reward-to-risk opportunity.

A global leader in 3D design software and services, the Autodesk name is synonymous with computer-aided design—a degree of brand recognition that takes years, if not decades, to develop. The company offers a broad suite of products that are viewed as mission critical among its clients and create high switching costs for its global installed user base. In early 2016, the company began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship. We believe the subscription model will result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability, and free cash flow. During the year, Autodesk reported strong results that exceeded consensus expectations for revenues, billings, earnings, and free cash flow. Importantly, Autodesk demonstrated continued progress in its model transition, which is now largely complete, including recurring revenue that grew to 95% of the revenue mix from approximately 50% prior to the transition. As the business model transition matures over time, we believe Autodesk will be able to improve operating leverage and increase adjusted operating margins to approximately 40%, from approximately 12% in its 2019 fiscal year and 30% in the most recent quarter, resulting in high and sustainable free cash flow that we believe is not currently reflected in the share price. As a result, Autodesk’s shares are selling at a significant discount to our estimate of intrinsic value, creating a compelling reward-to-risk opportunity.

For the 12-month period ending December 31, 2020, the team initiated positions in Boeing, Illumina, Intuitive Surgical, Salesforce.com, Walt Disney, and Workday. Boeing is a global leader in the commercial and defense aerospace industries. Illumina is the industry leader in genetic sequencing for genetic and genomic analysis. Intuitive Surgical is the global leader in the equipment used to perform minimally invasive robotic-assisted surgery. Salesforce.com is a leading provider of cloud-based enterprise software primarily focused on customer relationship management. Walt Disney is one of the largest and most renowned vertically integrated media companies in the world, with iconic entertainment brands and decades of film and TV content that it leverages across its media networks, theme parks, motion picture studios, and direct-to consumer businesses. Workday is a leading provider of cloud-based enterprise software primarily focused on financial management and human resources. The team added to its existing positions in Deere, Novartis (Switzerland), Roche (Switzerland), Schlumberger, and Starbucks as near-term price weaknesses created more attractive reward to risk opportunities in our view. The team trimmed its positions in Novo Nordisk (Denmark), Qualcomm, Regeneron Pharmaceuticals, and Yum China. The team also trimmed its existing position in Amazon.com as it approached the maximum allowable position size (8%). The team sold its positions in Alcon (Switzerland), Coca-Cola, Amgen, and Procter & Gamble due to more attractive reward-to-risk opportunities. The team sold its position in Danone (France) due to an incorrect investment thesis. American Express, Merck, and Varian Medical Systems were sold because they were approaching the team’s estimates of intrinsic value.

The nature of the team’s process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Relative to the Russell 1000 Growth Index, as December 31, 2020, the Portfolio was overweight in the Industrials, Communication Services, Energy, Healthcare, Financials, and Consumer Staples sectors and underweight in the Information Technology and Consumer Discretionary sectors. The Portfolio held no positions in the Real Estate, Materials or Utilities sectors.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2020, the Portfolio held 33 positions with the weight of the top 10 holdings accounting for 50.95% of the total Portfolio.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX & THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Loomis Sayles Growth Portfolio
Class A	32.54	13.33	14.42
Class B	32.23	13.05	14.14
Class E	32.30	13.16	14.26
Russell 1000 Growth Index	38.49	20.99	17.21
Russell 3000 Growth Index	38.26	20.66	16.93

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.1
Visa, Inc.- A Shares	5.7
Facebook, Inc.- Class A	5.7
Autodesk, Inc.	5.3
Alibaba Group Holding, Ltd. (ADR)	4.7
NVIDIA Corp.	4.6
Boeing Co. (The)	4.5
Deere & Co.	3.9
Microsoft Corp.	3.9
Salesforce.com, Inc.	3.9

Top Sectors

% of Net Assets
Information Technology	33.7
Consumer Discretionary	16.4
Communication Services	14.9
Health Care	14.6
Industrials	10.6
Consumer Staples	4.9
Financials	2.8
Energy	1.2

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.57%	$1,000.00	$1,203.20	$3.16
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class B (a)	Actual	0.82%	$1,000.00	$1,202.10	$4.54
	Hypothetical*	0.82%	$1,000.00	$1,021.01	$4.17

Class E (a)	Actual	0.72%	$1,000.00	$1,201.90	$3.99
	Hypothetical*	0.72%	$1,000.00	$1,021.52	$3.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.5%
Boeing Co. (The)	600,604	$128,565,292

Air Freight & Logistics—2.2%
Expeditors International of Washington, Inc.	669,653	63,690,697

Beverages—3.4%
Monster Beverage Corp. (a)	1,062,043	98,217,737

Biotechnology—2.4%
Regeneron Pharmaceuticals, Inc. (a)	144,947	70,025,345

Capital Markets—2.8%
FactSet Research Systems, Inc. (b)	124,078	41,255,935
SEI Investments Co.	700,939	40,282,964

		81,538,899

Communications Equipment—1.6%
Cisco Systems, Inc.	1,030,861	46,131,030

Energy Equipment & Services—1.2%
Schlumberger NV	1,529,415	33,387,129

Entertainment—3.8%
Walt Disney Co. (The) (a)	600,123	108,730,285

Health Care Equipment & Supplies—1.4%
Intuitive Surgical, Inc. (a)	49,102	40,170,346

Health Care Technology—1.5%
Cerner Corp. (b)	564,925	44,335,314

Hotels, Restaurants & Leisure—4.7%
Starbucks Corp.	683,291	73,098,471
Yum China Holdings, Inc.	441,668	25,214,826
Yum! Brands, Inc.	326,576	35,453,091

		133,766,388

Household Products—1.4%
Colgate-Palmolive Co.	486,131	41,569,062

Interactive Media & Services—11.2%
Alphabet, Inc. - Class A (a)	45,205	79,228,091
Alphabet, Inc. - Class C (a)	45,322	79,398,706
Facebook, Inc. - Class A (a)	597,576	163,233,860

		321,860,657

Internet & Direct Marketing Retail—11.8%
Alibaba Group Holding, Ltd. (ADR) (a)	579,694	134,912,185
Amazon.com, Inc. (a)	62,982	205,127,965

		340,040,150

IT Services—6.4%
Automatic Data Processing, Inc.	111,462	19,639,604
Security Description	Shares/ Principal Amount*	Value

IT Services—(Continued)
Visa, Inc. - A Shares (b)	755,368	165,221,643

		184,861,247

Life Sciences Tools & Services—2.4%
Illumina, Inc. (a)	183,154	67,766,980

Machinery—3.9%
Deere & Co.	421,620	113,436,861

Pharmaceuticals—6.9%
Novartis AG (ADR)	1,023,359	96,635,790
Novo Nordisk A/S (ADR)	353,782	24,711,673
Roche Holding AG (ADR)	1,738,617	76,220,969

		197,568,432

Semiconductors & Semiconductor Equipment—7.3%
NVIDIA Corp.	254,938	133,128,623
QUALCOMM, Inc.	513,717	78,259,648

		211,388,271

Software—18.3%
Autodesk, Inc. (a)	497,411	151,879,475
Microsoft Corp.	509,666	113,359,912
Oracle Corp. (b)	1,643,815	106,338,392
Salesforce.com, Inc. (a)	501,986	111,706,945
Workday, Inc. - Class A (a)	186,769	44,751,720

		528,036,444

Total Common Stocks (Cost $2,047,931,143)		2,855,086,566

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $12,599,873, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $12,851,891.	12,599,873	12,599,873

Total Short-Term Investments (Cost $12,599,873)		12,599,873

Securities Lending Reinvestments (c)—2.1%

Certificates of Deposit—0.8%
Banco del Estado de Chile 0.250%, 01/12/21	2,000,000	2,000,044
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (d)	2,000,000	1,999,644
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (d)	4,000,000	4,000,484

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	500,000	$499,816
0.301%, SOFR + 0.210%, 02/22/21 (d)	500,000	499,816
Mizuho Bank, Ltd.
0.250%, 03/22/21	5,000,000	5,000,110
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	3,000,000	2,999,610
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	2,000,000	1,999,982
0.270%, 05/04/21	2,000,000	2,000,000
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (d)	3,000,000	3,000,060

		23,999,566

Commercial Paper—0.2%
Antalis S.A. 0.210%, 01/04/21	4,997,404	4,999,905

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,926,217; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $2,984,725.	2,926,201	2,926,201
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $5,002,090; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,500,020; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $800,018; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $816,000.	800,000	800,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $700,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $714,288.	700,000	700,000

Repurchase Agreements—(Continued)
Royal Bank of Canada Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,444,489.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,300,055; collateralized by various Common Stock with an aggregate market value of $1,444,690.	1,300,000	1,300,000

		20,226,201

Mutual Funds—0.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $59,226,201)		59,225,672

Total Investments—101.6% (Cost $2,119,757,217)		2,926,912,111
Other assets and liabilities (net)—(1.6)%		(46,292,777)

Net Assets—100.0%		$2,880,619,334

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $58,333,971 and the collateral received consisted of cash in the amount of $59,223,605. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,855,086,566	$—	$—	$2,855,086,566
Total Short-Term Investment*	—	12,599,873	—	12,599,873
Securities Lending Reinvestments
Certificates of Deposit	—	23,999,566	—	23,999,566
Commercial Paper	—	4,999,905	—	4,999,905
Repurchase Agreements	—	20,226,201	—	20,226,201
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	49,225,672	—	59,225,672
Total Investments	$2,865,086,566	$61,825,545	$—	$2,926,912,111

Collateral for Securities Loaned (Liability)	$—	$(59,223,605)	$—	$(59,223,605)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,926,912,111
Receivable for:
Investments sold	12,518,387
Fund shares sold	1,039,893
Dividends	1,882,475
Prepaid expenses	8,753

Total Assets	2,942,361,619
Liabilities
Collateral for securities loaned	59,223,605
Payables for:
Fund shares redeemed	623,403
Accrued Expenses:
Management fees	1,325,041
Distribution and service fees	203,108
Deferred trustees’ fees	232,725
Other expenses	134,403

Total Liabilities	61,742,285

Net Assets	$2,880,619,334

Net Assets Consist of:
Paid in surplus	$1,957,280,870
Distributable earnings (Accumulated losses)	923,338,464

Net Assets	$2,880,619,334

Net Assets
Class A	$1,901,735,252
Class B	943,349,706
Class E	35,534,376
Capital Shares Outstanding*
Class A	131,588,283
Class B	68,367,341
Class E	2,528,772
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.45
Class B	13.80
Class E	14.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,119,757,217.
(b)	Includes securities loaned at value of $58,333,971.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$21,939,612
Interest	24,679
Securities lending income	383,418

Total investment income	22,347,709
Expenses
Management fees	15,003,883
Administration fees	104,164
Custodian and accounting fees	125,450
Distribution and service fees—Class B	2,209,764
Distribution and service fees—Class E	49,694
Audit and tax services	44,887
Legal	49,947
Trustees’ fees and expenses	54,229
Shareholder reporting	145,334
Insurance	18,699
Miscellaneous	23,435

Total expenses	17,829,486
Less management fee waiver	(477,095)
Less broker commission recapture	(120,052)

Net expenses	17,232,339

Net Investment Income	5,115,370

Net Realized and Unrealized Gain
Net realized gain on investments	111,815,478
Net change in unrealized appreciation on:
Investments	629,854,878
Foreign currency transactions	1,353

Net change in unrealized appreciation	629,856,231

Net realized and unrealized gain	741,671,709

Net Increase in Net Assets From Operations	$746,787,079

(a)	Net of foreign withholding taxes of $913,018.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,115,370	$20,191,303
Net realized gain	111,815,478	931,332,347
Net change in unrealized appreciation (depreciation)	629,856,231	(394,657,818)

Increase in net assets from operations	746,787,079	556,865,832

From Distributions to Shareholders
Class A	(617,036,047)	(245,379,946)
Class B	(324,647,060)	(131,725,288)
Class E	(11,911,414)	(4,814,941)

Total distributions	(953,594,521)	(381,920,175)

Increase in net assets from capital share transactions	394,144,498	67,170,392

Total increase in net assets	187,337,056	242,116,049

Net Assets
Beginning of period	2,693,282,278	2,451,166,229

End of period	$2,880,619,334	$2,693,282,278

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,244,559	$18,528,710	943,533	$15,994,301
Reinvestments	52,379,970	617,036,047	16,304,315	245,379,946
Redemptions	(23,957,401)	(355,355,270)	(11,657,653)	(195,056,733)

Net increase	29,667,128	$280,209,487	5,590,195	$66,317,514

Class B
Sales	1,648,618	$23,237,413	1,230,197	$20,050,509
Reinvestments	28,831,888	324,647,060	9,003,779	131,725,288
Redemptions	(16,947,479)	(238,543,629)	(9,272,111)	(151,138,869)

Net increase	13,533,027	$109,340,844	961,865	$636,928

Class E
Sales	103,285	$1,395,985	64,360	$1,082,310
Reinvestments	1,039,391	11,911,414	325,334	4,814,941
Redemptions	(608,778)	(8,713,232)	(345,993)	(5,681,301)

Net increase	533,898	$4,594,167	43,701	$215,950

Increase derived from capital shares transactions		$394,144,498		$67,170,392

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.14	$16.26	$18.40	$15.65	$15.30

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.14	0.17	0.13	0.15	(b)
Net realized and unrealized gain (loss)	4.01	3.37	(1.28)	2.78	0.30

Total income (loss) from investment operations	4.05	3.51	(1.11)	2.91	0.45

Less Distributions
Distributions from net investment income	(0.16)	(0.19)	(0.16)	(0.16)	(0.10)
Distributions from net realized capital gains	(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(6.74)	(2.63)	(1.03)	(0.16)	(0.10)

Net Asset Value, End of Period	$14.45	$17.14	$16.26	$18.40	$15.65

Total Return (%) (c)	32.54	23.83	(6.81)	18.70	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (d)	0.57	0.57	0.56	0.56	0.57
Ratio of net investment income to average net assets (%)	0.28	0.86	0.93	0.76	1.00	(b)
Portfolio turnover rate (%)	18	100	0 (e)	2	2
Net assets, end of period (in millions)	$1,901.7	$1,747.2	$1,566.4	$2,095.1	$1,999.9

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.64	$15.84	$17.95	$15.27	$14.93

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (f)	0.10	0.12	0.09	0.11	(b)
Net realized and unrealized gain (loss)	3.85	3.28	(1.25)	2.71	0.29

Total income (loss) from investment operations	3.85	3.38	(1.13)	2.80	0.40

Less Distributions
Distributions from net investment income	(0.11)	(0.14)	(0.11)	(0.12)	(0.06)
Distributions from net realized capital gains	(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(6.69)	(2.58)	(0.98)	(0.12)	(0.06)

Net Asset Value, End of Period	$13.80	$16.64	$15.84	$17.95	$15.27

Total Return (%) (c)	32.23	23.57	(7.06)	18.41	2.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.82	0.82	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	0.03	0.60	0.68	0.51	0.74	(b)
Portfolio turnover rate (%)	18	100	0 (e)	2	2
Net assets, end of period (in millions)	$943.3	$912.5	$853.6	$1,103.4	$1,073.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.84	$16.01	$18.13	$15.42	$15.07

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.12	0.14	0.10	0.12	(b)
Net realized and unrealized gain (loss)	3.90	3.31	(1.26)	2.75	0.30

Total income (loss) from investment operations	3.92	3.43	(1.12)	2.85	0.42

Less Distributions
Distributions from net investment income	(0.13)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(6.71)	(2.60)	(1.00)	(0.14)	(0.07)

Net Asset Value, End of Period	$14.05	$16.84	$16.01	$18.13	$15.42

Total Return (%) (c)	32.30	23.66	(6.94)	18.54	2.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.73	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.72	0.72	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	0.12	0.70	0.78	0.61	0.84	(b)
Portfolio turnover rate (%)	18	100	0 (e)	2	2
Net assets, end of period (in millions)	$35.5	$33.6	$31.2	$39.6	$38.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.
(f)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $12,599,873. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,226,201. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$482,878,844	$0	$1,040,926,053

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$15,003,883	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period effective April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.102%	First $500 million
0.052%	$500 million to $1 billion
0.002%	$1 billion to $2 billion
(0.048%)	$2 billion to $3.645 billion

An identical agreement was in place for the period December 16, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,120,819,785

Gross unrealized appreciation	827,964,080
Gross unrealized depreciation	(21,871,754)

Net unrealized appreciation (depreciation)	$806,092,326

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$20,079,453	$26,583,504	$933,515,068	$355,336,671	$953,594,521	$381,920,175

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$61,681,513	$55,798,678	$806,090,998	$—	$923,571,189

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Growth Portfolio (formerly ClearBridge Aggressive Growth Portfolio). The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2020, and outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell 3000 Growth Index (before December 16, 2019) and the Russell 1000 Growth Index (from December 16, 2019), for the one-, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 6.56%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets within the United States had a historic rebound to close out 2020. During the second half of the year, COVID-19 restrictions in certain areas were pulled back and news of the vaccine provided hope to investors that consumer spending would begin to increase. As social and political unrest continued to contribute to market volatility, equities were able to maintain a strong close to the year. The U.S. Government released a second round of stimulus checks to those qualified with a potential third set planned for early 2021. The U.S. Federal Reserve continued to hold the Target Federal Funds Rate low after cutting it a total of 150 basis points in March, as they maintained the 0% to 0.25% band. Overall, the yield curve steepened (long term rates became higher than short term rates) with front end rates falling and back end rates rising. The combination of fiscal and monetary stimulus helped the equity market fully recover from early year losses and end the year with sizeable gains.

Overall, throughout 2020, U.S. equities rallied across the board. The S&P 500 Index, which measures U.S. large cap companies rose 18.4%. Mid and small cap stocks also posted large gains. The S&P Midcap 400 Index rose 13.7% and the small cap Russell 2000 Index increased 20.0%. International equities in developed markets enjoyed a similar recovery, as measured by the MSCI EAFE Index which ended the year up 7.8%. U.S. fixed income assets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 7.5%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is composed of two segments. The first segment, (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. Approximately 75% of the Portfolio’s assets are invested into a variety of Brighthouse Funds Trust II index portfolios. The assets within the Base Sleeve maintain a broad target allocation of 40% Fixed Income and 35% Equity. The second segment (“the Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a target equity contribution to volatility of 10% that may fluctuate within an 8% to 12% band, with a maximum equity allocation of 73%. In 2020, we managed through large changes in the realized volatility measures that drove our strategy. The Portfolio began the year in a period of low realized volatility and an equity allocation of 72%, near the maximum. As volatility spiked and equities sold off in March, driven by the global COVID-19 pandemic and economic disruption, the Portfolio de-risked by reducing aggregate equity exposure. On five separate occasions the Portfolio breached the 12% upper bound and used equity futures to reduce equity exposures back to the target 10% equity volatility contribution. At the peak of the crisis, the equity allocation was reduced to a low of 16%. Later in the period, as volatility began to subside, the Portfolio added back equity. Equity contribution to volatility fell below the 8% band on four separate occasions between June and August, each time resulting in re-risking the Portfolio. The Portfolio ended the year with an equity allocation at 54% and equity contribution to volatility at 8.1%.

Equity derivatives lowered Portfolio returns during 2020. Being overweight equity during the initial equity sell-off in the first quarter and underweight equity during the subsequent rally through the remainder of the year drove relative underperformance to the benchmark. The Portfolio uses interest rate derivatives to add duration relative to the benchmark and the added duration was a significant positive contribution to the Portfolio as rates fell during the year.

The Portfolio holds a relatively significant amount of equity and interest rate derivatives to manage market exposure. Equity futures were used to change the Portfolio’s equity exposure by either buying or selling the contracts. The contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 mini contracts listed on the Chicago Mercantile Exchange to capture exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE contract listed on the Intercontinental Exchange was used for exposure to world equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The decrease in interest rates during the period helped to increase the value of the swaps and was additive to performance during the period. All derivatives performed as expected during the period.

As of December 31, 2020, the allocation of the Portfolio was 54.2% in equity and 38.5% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices. The allocation

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

was as follows: 25.3% invested in the S&P 500 Index, representing U.S. large cap; 7.8% invested in the S&P 400 Index, representing U.S. mid cap; 4.8% in the Russell 2000 Index, representing U.S. small cap; and 16.3% in MSCI EAFE Index, representing foreign equity. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
MetLife Multi-Index Targeted Risk Portfolio
Class B	6.56	7.74	7.46
Dow Jones Moderate Index	12.24	9.36	8.19

1 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio(Class A)	38.6
MetLife Stock Index Portfolio(Class A)	17.9
MetLife MSCI EAFE Index Portfolio(Class A)	11.1
MetLife Mid Cap Stock index Portfolio(Class A)	5.3
MetLife Russell 2000 Index Portfolio(Class A)	2.5

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	38.6
U.S. Large Cap Equities	25.3
International Developed Market Equities	16.3
U.S. Mid Cap Equities	7.8
U.S. Small Cap Equities	4.8

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.65%	$1,000.00	$1,101.90	$3.43
	Hypothetical*	0.65%	$1,000.00	$1,021.87	$3.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—75.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.4%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	62,962,779	$727,220,096
MetLife Mid Cap Stock index Portfolio (Class A) (a)	5,248,900	99,781,599
MetLife MSCI EAFE Index Portfolio (Class A) (a)	14,065,152	209,008,153
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,133,419	47,937,925
MetLife Stock Index Portfolio (Class A) (a)	5,564,814	337,339,046

Total Mutual Funds (Cost $1,251,544,616)		1,421,286,819

Short-Term Investments—24.6%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $1,801,993, collateralized by U.S. Treasury Note at 1.875%, maturing 08/31/22, with a market value of $1,838,112.	1,801,993	1,801,993

U.S. Treasury—24.5%
U.S. Treasury Bills 0.066%, 02/02/21 (b)	100,000,000	99,993,797
0.076%, 01/12/21 (b)	83,000,000	82,999,262
0.080%, 01/14/21 (b)	78,400,000	78,399,020
0.086%, 01/28/21 (b) (c) (d)	101,500,000	101,496,110
U.S. Treasury Cash Management Bill 0.076%, 03/16/21 (b)	100,000,000	99,985,603

		462,873,792

Total Short-Term Investments (Cost $464,669,868)		464,675,785

Total Investments—100.0% (Cost $1,716,214,484)		1,885,962,604
Other assets and liabilities (net)—0.0%		(93,370)

Net Assets — 100.0%		$1,885,869,234

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $23,999,080.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $25,999,003.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	03/19/21	927	USD	98,762,580	$2,095,412
Russell 2000 Index E-Mini Futures	03/19/21	435	USD	42,951,900	1,192,335
S&P 500 Index E-Mini Futures	03/19/21	743	USD	139,267,920	3,264,370
S&P Midcap 400 Index E-Mini Futures	03/19/21	204	USD	46,991,400	1,249,194

Net Unrealized Appreciation					$7,801,311

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	0.560%	Semi-Annually	11/12/30	USD	83,000,000	$(2,887,404)	$21,137	$(2,908,541)
Pay	3M LIBOR	Quarterly	0.700%	Semi-Annually	12/16/30	USD	85,000,000	(1,885,308)	(174,252)	(1,711,056)
Pay	3M LIBOR	Quarterly	0.640%	Semi-Annually	10/15/30	USD	83,000,000	(2,186,212)	97,376	(2,283,588)
Pay	3M LIBOR	Quarterly	0.770%	Semi-Annually	01/15/31	USD	83,000,000	(1,355,059)	(115,237)	(1,239,822)
Pay	3M LIBOR	Quarterly	1.010%	Semi-Annually	02/12/31	USD	83,000,000	501,394	(12,227)	513,621
Pay	3M LIBOR	Quarterly	0.950%	Semi-Annually	03/10/31	USD	83,000,000	(72,234)	(47,145)	(25,089)

Totals								$(7,884,823)	$(230,348)	$(7,654,475)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$1,421,286,819	$—	$—	$1,421,286,819
Total Short-Term Investments*	—	464,675,785	—	464,675,785
Total Investments	$1,421,286,819	$464,675,785	$—	$1,885,962,604

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,801,311	$—	$—	$7,801,311
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$513,621	$—	$513,621
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(8,168,096)	—	(8,168,096)
Total Centrally Cleared Swap Contracts	$—	$(7,654,475)	$—	$(7,654,475)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$464,675,785
Affiliated investments at value (b)	1,421,286,819
Receivable for:
Affiliated investments sold	283,788
Fund shares sold	10,439
Interest	84
Variation margin on futures contracts	163,366
Variation margin on centrally cleared swap contracts	615,851
Prepaid expenses	1,298

Total Assets	1,887,037,430
Liabilities
Payables for:
Fund shares redeemed	294,227
Accrued Expenses:
Management fees	264,540
Distribution and service fees	397,045
Deferred trustees’ fees	148,296
Other expenses	64,088

Total Liabilities	1,168,196

Net Assets	$1,885,869,234

Net Assets Consist of:
Paid in surplus	$1,684,802,763
Distributable earnings (Accumulated losses)	201,066,471

Net Assets	$1,885,869,234

Net Assets
Class B	$1,885,869,234
Capital Shares Outstanding*
Class B	147,822,530
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $464,669,868.
(b)	Identified cost of affiliated investments was $1,251,544,616.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$36,214,491
Interest	2,430,884

Total investment income	38,645,375
Expenses
Management fees	3,031,097
Administration fees	51,852
Custodian and accounting fees	51,771
Distribution and service fees—Class B	4,582,976
Audit and tax services	37,397
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	13,688
Insurance	3,288
Miscellaneous	10,663

Total expenses	7,882,700

Net Investment Income	30,762,675

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	70,186
Affiliated investments	11,120,107
Futures contracts	(86,229,967)
Swap contracts	54,335,104
Capital gain distributions from affiliated investments	30,470,592

Net realized gain	9,766,022

Net change in unrealized appreciation (depreciation) on:
Investments	(49,143)
Affiliated investments	70,463,500
Futures contracts	(312,687)
Swap contracts	2,552,510

Net change in unrealized appreciation	72,654,180

Net realized and unrealized gain	82,420,202

Net Increase in Net Assets From Operations	$113,182,877

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,762,675	$39,246,973
Net realized gain	9,766,022	210,046,709
Net change in unrealized appreciation	72,654,180	118,754,747

Increase in net assets from operations	113,182,877	368,048,429

From Distributions to Shareholders
Class B	(198,578,033)	(40,340,203)

Total distributions	(198,578,033)	(40,340,203)

Increase (decrease) in net assets from capital share transactions	23,768,580	(137,080,776)

Total increase (decrease) in net assets	(61,626,576)	190,627,450

Net Assets
Beginning of period	1,947,495,810	1,756,868,360

End of period	$1,885,869,234	$1,947,495,810

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	3,143,261	$39,066,563	2,713,361	$33,500,649
Reinvestments	17,267,655	198,578,033	3,277,027	40,340,203
Redemptions	(17,128,778)	(213,876,016)	(16,817,340)	(210,921,628)

Net increase (decrease)	3,282,138	$23,768,580	(10,826,952)	$(137,080,776)

Increase (decrease) derived from capital shares transactions		$23,768,580		$(137,080,776)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.47	$11.31	$13.26	$11.97	$11.62

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.26	0.25	0.20	0.18
Net realized and unrealized gain (loss)	0.52	2.17	(1.13)	1.63	0.32

Total income (loss) from investment operations	0.73	2.43	(0.88)	1.83	0.50

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.23)	(0.19)	(0.15)
Distributions from net realized capital gains	(1.15)	0.00	(0.84)	(0.35)	0.00

Total distributions	(1.44)	(0.27)	(1.07)	(0.54)	(0.15)

Net Asset Value, End of Period	$12.76	$13.47	$11.31	$13.26	$11.97

Total Return (%) (b)	6.56	21.71	(7.18)	15.54	4.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.43	0.43
Ratio of net investment income to average net assets (%) (d)	1.68	2.08	1.98	1.61	1.50
Portfolio turnover rate (%)	7	7	8	4	4
Net assets, end of period (in millions)	$1,885.9	$1,947.5	$1,756.9	$2,011.5	$1,800.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had investments in repurchase agreements with a gross value of $1,801,993, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$513,621	Unrealized depreciation on centrally cleared swap contracts (a)	$8,168,096
Equity	Unrealized appreciation on futures contracts (b)	7,801,311

Total		$8,314,932		$8,168,096

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$(86,229,967)	$(86,229,967)
Swap contracts	54,335,104	—	54,335,104

	$54,335,104	$(86,229,967)	$(31,894,863)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(312,687)	$(312,687)
Swap contracts	2,552,510	—	2,552,510

	$2,552,510	$(312,687)	$2,239,823

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$289,492,383
Futures contracts short	(217,284,778)
Swap contracts	514,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$94,631,838	$0	$209,250,995

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the year ended December 31, 2020	% per annum	Average Daily Net Assets of the Overlay Portion
$2,186,008	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2020	% per annum reduction	Average Daily Net Assets of the Base Portion
$845,089	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum reduction	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2020 were $856,969.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2020
MetLife Aggregate Bond Index Portfolio (Class A)	$760,584,340	$21,771,816	$(86,272,406)	$4,360,619	$26,775,727	$727,220,096
MetLife Mid Cap Stock index Portfolio (Class A)	97,528,729	17,643,304	(21,641,114)	(3,457,509)	9,708,189	99,781,599
MetLife MSCI EAFE Index Portfolio (Class A)	208,138,495	19,668,967	(28,674,356)	(877,528)	10,752,575	209,008,153
MetLife Russell 2000 Index Portfolio (Class A)	46,002,573	8,820,812	(12,976,948)	(58,772)	6,150,260	47,937,925
MetLife Stock Index Portfolio (Class A)	342,068,232	26,726,939	(59,686,171)	11,153,297	17,076,749	337,339,046

	$1,454,322,369	$94,631,838	$(209,250,995)	$11,120,107	$70,463,500	$1,421,286,819

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$21,713,136	62,962,779
MetLife Mid Cap Stock index Portfolio (Class A)	6,390,825	1,414,900	5,248,900
MetLife MSCI EAFE Index Portfolio (Class A)	1,035,757	6,338,212	14,065,152
MetLife Russell 2000 Index Portfolio (Class A)	2,729,105	649,663	2,133,419
MetLife Stock Index Portfolio (Class A)	20,314,905	6,098,580	5,564,814

	$30,470,592	$36,214,491

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,717,325,250

Gross unrealized appreciation	168,921,004
Gross unrealized depreciation	(8,168,473)

Net unrealized appreciation (depreciation)	$160,752,531

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$90,557,667	$40,340,203	$108,020,366	$—	$198,578,033	$40,340,203

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$40,462,237	$—	$160,752,531	$—	$201,214,768

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MetLife Multi-Index Targeted Risk Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, but above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the MFS Research International Portfolio returned 13.28%, 13.02%, and 13.06%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World (ex-U.S.) Index2, returned 7.82% and 10.65%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the coronavirus (“COVID-19”). The global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly COVID-19 vaccines to guard against it can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the U.S. Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies—a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The Organization of the Petroleum Exporting Countries and other alliance countries (OPEC+) group later agreed on output cuts, with shale oil producers in the U.S. also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

International equity markets surged during the second half of the year, as COVID-19 vaccine approvals triggered a sharp market rally. In anticipation of a “reopening” of the global economy, equity market leadership shifted from defensive to economically sensitive areas of the market, or from higher quality/growth to value/cyclical stocks. Within the MSCI EAFE universe, the MSCI EAFE Value Index jumped 19.2% during the fourth quarter, outperforming the MSCI EAFE Growth Index’s gain of 13.1% by 610 basis points.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmarks, the MSCI EAFE Index and the MSCI All Country World (ex-U.S.) Index, in 2020.

Stock selection in the Industrials, Financials, and Communication Services sectors contributed to performance relative to the MSCI EAFE Index. Within the Industrials sector, the Portfolio’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), electronic power tools manufacturer Techtronic Industries (Hong Kong), and air conditioning system manufacturer Daikin Industries (Japan) bolstered relative results. Within the Financials sector, not owning shares of banking and financial services company HSBC (United Kingdom) and the Portfolio’s position in stock exchange Euronext (Netherlands) aided relative returns. Within the Communication Services sector, holdings of internet search engine and online computer games provider NAVER (South Korea) bolstered relative performance.

Security selection in the Information Technology sector also helped relative results led by the Portfolio’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), software engineering solutions and technology services provider EPAM, and microchip and electronics manufacturer Samsung Electronics (South Korea).

Elsewhere, not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) boosted relative performance.

Stock selection in both the Health Care and Consumer Staples sectors held back relative performance. Within the Health Care sector, overweight positions in pharmaceutical products manufacturer Santen Pharmaceutical (Japan) and life sciences company Bayer (Germany) detracted from relative returns. Within the Consumer Staples sector, an overweight position in food processing company Danone (France) hampered relative results.

Individual stocks that detracted from relative performance included not holding shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and the Portfolio’s overweight positions in financial services provider AIB Group (Ireland), oil and gas company Galp Energia (Portugal), integrated oil company BP (United Kingdom), and banking and financial services firm Intesa Sanpaolo (Italy). Additionally, a position in insurance company Hiscox (United Kingdom) further weighed on relative results.

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the twelve months ended December 31, 2020, we made a number of changes in individual holdings.

In Consumer Staples, we initiated a position in U.K.-based Diageo, one of the world’s largest producers of alcoholic beverages including Smirnoff, Johnnie Walker, Bailey’s, and Guinness. We favored the company’s portfolio of well-known brands, its strong track record for innovation and the high return nature of its business. We exited our position in L’Oreal, the French cosmetics and skin care company, as we felt that the stock was fully valued.

In Health Care, we initiated a position in Netherlands-based Philips Electronics. We favored the company’s strategy of selling its domestic appliance operations to focus resources on its leadership positions in the imaging, patient monitoring, sleep, and respiratory care markets.

In Communication Services, we initiated a new position in Netease, a Chinese developer of online gaming with a 20-year history, strong intellectual property, and flagship gaming titles generating, in our view, sustainable growth. We also initiated a position in Tencent, a dominant China Internet platform company, which owns Wechat, the most popular app and website in China, and benefits from dominant positions in game publishing, payments, and cloud services.

In Industrials, we initiated an investment in SMC Corp., a Japanese manufacturer of pneumatic control equipment used for industrial automation across a variety of industries, where we believed that the company would benefit from the expanding applications of factory automation as well as market share gains from weaker competitors.

In Financials, we exited Intesa Sanpaolo, where we believed that macroeconomic problems in Italy would take a heavy toll on the banking sector. In early December, we repositioned our Financials holdings, resulting in a shift from a defensive bias to a more neutral stance with respect to credit and rate exposures. We initiated positions in several European banks and reduced exposure to exchange operators.

In Information Technology, we trimmed our holdings of Taiwan Semiconductor in early December, after the stock had advanced more than 50% since the beginning of the year. We exited Checkpoint Software Systems, an Israeli-based network security vendor where we saw limited growth opportunities. We swapped our position in credit card company MasterCard for Visa, but subsequently exited our Visa position, where we saw increased risk related to the U.S. Department of Justice lawsuit challenging the acquisition of Plaid.

At the end of 2020, the Portfolio maintained its sector neutral positioning across eight broad global sectors, relative to the MSCI EAFE Index. In terms of the GICS sector framework, the Portfolio as of December 31, 2020 was overweight Communication Services, in particular the interactive media & services industry, where we owned a diversified mix of names that we believed were well positioned to benefit from an increased use of online services and gaming applications. Within Information Technology, we were overweight to IT Services, where we favored several specialty service providers that we believed to be well positioned. The Portfolio was underweight Consumer Discretionary, where we avoided the auto manufacturers, based on our concerns about the capital intensity and overcapacity in the auto industry.

Victoria Higley

Camille Humphries Lee

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 The MSCI All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	13.28	9.91	6.32
Class B	13.02	9.64	6.05
Class E	13.06	9.76	6.15
MSCI EAFE Index	7.82	7.45	5.51
MSCI All Country World (ex-U.S.) Index	10.65	8.92	4.92

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Roche Holding AG	3.1
Nestle S.A.	2.9
Schneider Electric SE	2.5
Linde plc	2.3
Novo Nordisk A/S - Class B	2.3
LVMH Moet Hennessy Louis Vuitton SE	2.2
AIA Group, Ltd.	1.9
Daikin Industries, Ltd.	1.8
Diageo plc	1.6
BNP Paribas S.A.	1.6

Top Countries

% of Net Assets
Japan	21.4
Switzerland	12.2
France	9.7
United Kingdom	9.3
Germany	8.6
Netherlands	6.9
China	4.6
Hong Kong	4.5
Denmark	3.0
United States	2.8

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.64%	$1,000.00	$1,212.60	$3.56
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B (a)	Actual	0.89%	$1,000.00	$1,210.90	$4.95
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

Class E (a)	Actual	0.79%	$1,000.00	$1,211.60	$4.39
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—2.7%
APA Group	925,707	$6,892,441
Brambles, Ltd.	1,780,958	14,590,993
carsales.com, Ltd.	212,597	3,281,948
Macquarie Group, Ltd.	126,110	13,475,187
Oil Search, Ltd.	2,820,545	8,071,441
Seek, Ltd.	199,524	4,392,823

		50,704,833

Belgium—0.8%
KBC Group NV (a)	225,933	15,835,036

Canada—1.9%
Constellation Software, Inc.	8,717	11,319,431
Ritchie Bros Auctioneers, Inc. (b)	216,675	15,061,202
TC Energy Corp.	212,826	8,652,483
Topicus.com, Inc. (a)	16,305	61,638

		35,094,754

China—4.6%
51job, Inc. (ADR) (a)	92,102	6,447,140
China Resources Gas Group, Ltd.	1,774,424	9,437,782
ESR Cayman, Ltd. (a)	2,453,800	8,819,070
NetEase, Inc. (ADR)	217,887	20,867,038
Prosus NV (a)	92,481	9,948,491
Tencent Holdings, Ltd.	252,900	18,478,701
Yum China Holdings, Inc.	201,048	11,477,830

		85,476,052

Denmark—3.0%
Novo Nordisk A/S - Class B	614,933	43,011,788
Orsted A/S	65,495	13,395,350

		56,407,138

France—9.7%
BNP Paribas S.A. (a)	557,663	29,413,499
Danone S.A.	330,492	21,721,902
EssilorLuxottica S.A.	153,250	23,900,272
Legrand S.A.	229,786	20,509,122
LVMH Moet Hennessy Louis Vuitton SE	64,784	40,479,032
Schneider Electric SE	324,405	46,923,721

		182,947,548

Germany—8.6%
Adidas AG (a)	66,205	24,100,630
Bayer AG	295,514	17,369,643
Continental AG	79,760	11,818,756
E.ON SE	874,232	9,682,116
GEA Group AG	493,408	17,655,003
Grand City Properties S.A.	913,819	23,401,136
LEG Immobilien AG	165,579	25,671,138
Scout24 AG	128,507	10,527,429
Symrise AG	155,464	20,562,103

		160,787,954

Greece—0.5%
Hellenic Telecommunications Organization S.A.	525,626	$8,476,811

Hong Kong—4.5%
AIA Group, Ltd.	2,957,628	36,431,078
CLP Holdings, Ltd.	1,043,000	9,655,344
Hong Kong Exchanges and Clearing, Ltd.	300,600	16,533,112
Techtronic Industries Co., Ltd.	1,528,000	21,878,169

		84,497,703

India—1.1%
HDFC Bank, Ltd. (a)	1,042,559	20,567,021

Ireland—2.5%
AIB Group plc (a)	5,403,613	11,116,023
Bank of Ireland Group plc (a)	2,527,218	10,266,340
Flutter Entertainment plc (a)	81,436	16,860,488
Ryanair Holdings plc (ADR) (a)	77,207	8,491,226

		46,734,077

Italy—0.5%
Eni S.p.A.	833,628	8,629,135

Japan—21.4%
Daikin Industries, Ltd.	151,800	33,808,408
Fujitsu, Ltd.	77,100	11,161,243
Hitachi, Ltd.	544,600	21,489,598
Idemitsu Kosan Co., Ltd.	419,900	9,245,690
Japan Tobacco, Inc. (b)	580,131	11,822,222
Kansai Paint Co., Ltd.	325,000	10,014,019
Kao Corp.	241,000	18,632,892
KDDI Corp.	640,300	19,015,243
Koito Manufacturing Co., Ltd.	263,900	17,948,737
Kubota Corp.	1,146,000	25,036,419
Kyocera Corp.	199,000	12,213,973
Kyowa Kirin Co., Ltd.	790,300	21,599,687
Mitsubishi UFJ Financial Group, Inc.	3,540,300	15,678,676
Nintendo Co., Ltd.	23,800	15,188,903
Nitto Denko Corp.	211,200	18,964,311
Nomura Research Institute, Ltd.	461,700	16,497,042
Persol Holdings Co., Ltd.	294,000	5,314,292
Santen Pharmaceutical Co., Ltd.	1,340,600	21,777,386
SMC Corp.	27,800	16,978,088
SoftBank Group Corp.	304,300	23,831,436
Sugi Holdings Co., Ltd.	84,100	5,628,226
Terumo Corp.	438,800	18,352,664
TOTO, Ltd.	139,100	8,370,890
Toyota Industries Corp.	53,900	4,284,229
USS Co., Ltd.	607,500	12,289,264
Yamaha Corp.	101,400	5,977,207

		401,120,745

Netherlands—6.9%
Akzo Nobel NV	236,056	25,356,968
Euronext NV	168,769	18,595,469
ING Groep NV (a)	1,359,961	12,883,412
Koninklijke Philips NV (a)	544,221	29,124,726

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
NXP Semiconductors NV	113,692	$18,078,165
Wolters Kluwer NV	294,965	24,895,934

		128,934,674

Portugal—0.7%
Galp Energia SGPS S.A.	1,220,049	13,050,993

South Korea—1.7%
NAVER Corp.	48,749	13,163,274
Samsung Electronics Co., Ltd.	254,484	19,019,480

		32,182,754

Spain—2.0%
Amadeus IT Group S.A.	221,171	16,012,281
Iberdrola S.A.	1,564,737	22,378,168

		38,390,449

Sweden—0.4%
Tele2 AB - B Shares	616,460	8,148,364

Switzerland—12.2%
Cie Financiere Richemont S.A.	135,291	12,225,208
Credit Suisse Group AG	998,847	12,849,783
Julius Baer Group, Ltd.	333,506	19,318,146
Nestle S.A.	454,295	53,483,645
Roche Holding AG	169,219	59,041,842
Schindler Holding AG (Participation Certificate)	66,027	17,828,529
Sika AG	74,765	20,411,003
UBS Group AG	1,008,269	14,102,083
Zurich Insurance Group AG	46,964	19,905,262

		229,165,501

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	946,468	17,776,071

Thailand—0.4%
Advanced Info Service PCL (NVDR)	1,314,000	7,719,092

United Kingdom—9.3%
British American Tobacco plc	597,648	22,229,479
Burberry Group plc (a)	239,266	5,860,701
Cairn Energy plc (a)	3,346,955	9,629,616
Croda International plc	244,956	22,130,801
Diageo plc	754,221	29,807,647
Hiscox, Ltd. (a)	854,711	11,784,258
Linde plc	168,419	43,739,053
Natwest Group plc (a)	4,950,260	11,448,864
Reckitt Benckiser Group plc	209,827	18,766,022

		175,396,441

United States—2.8%
Aon plc - Class A (b)	125,957	26,610,935
Cadence Design Systems, Inc. (a)	80,299	10,955,193

United States—(Continued)
EPAM Systems, Inc. (a)	40,869	$14,645,406

		52,211,534

Total Common Stocks (Cost $1,388,867,032)		1,860,254,680

Warrant—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. (a) (Cost $0)	298,538	77,560

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $12,260,448, collateralized by U.S. Treasury Notes at 1.500%, maturing 09/15/22, with a market value of $12,505,704.	12,260,448	12,260,448

Total Short-Term Investments (Cost $12,260,448)		12,260,448

Securities Lending Reinvestments (c)—0.9%

Repurchase Agreements—0.5%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $1,100,031; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,221,604.	1,100,000	1,100,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,539,863; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $2,590,646.	2,539,849	2,539,849
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $102,000.	100,000	100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $69,086; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $70,466.	69,084	69,084

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $82,702; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $91,891.	82,699	$82,699
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $62,177; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $63,445.	62,176	62,176
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $500,012; collateralized by various Common Stock with an aggregate market value of $555,562.	500,000	500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $700,016; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $776,577.	700,000	700,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,664,095.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,109,222.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,500,030; collateralized by various Common Stock with an aggregate market value of $1,666,950.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $200,004; collateralized by various Common Stock with an aggregate market value of $222,260.	200,000	200,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $300,013; collateralized by various Common Stock with an aggregate market value of $333,390.	300,000	300,000

		9,653,808

Security Description	Shares	Value

Mutual Funds—0.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (d)	3,500,000	3,500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	3,500,000	3,500,000

		7,000,000

Total Securities Lending Reinvestments (Cost $16,653,808)		16,653,808

Total Investments—100.7% (Cost $1,417,781,288)		1,889,246,496
Other assets and liabilities (net)—(0.7)%		(12,782,542)

Net Assets—100.0%		$1,876,463,954

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $29,025,065 and the collateral received consisted of cash in the amount of $16,653,808 and non-cash collateral with a value of $13,422,641. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Pharmaceuticals	8.7
Chemicals	8.6
Banks	6.8
Textiles, Apparel & Luxury Goods	5.7
Machinery	5.3
Capital Markets	5.1
Insurance	5.0
Food Products	4.0
Electrical Equipment	3.6
Wireless Telecommunication Services	3.1

Glossary of Abbreviations

Other Abbreviations

(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$50,704,833	$—	$50,704,833
Belgium	—	15,835,036	—	15,835,036
Canada	35,033,116	61,638	—	35,094,754
China	38,792,008	46,684,044	—	85,476,052
Denmark	—	56,407,138	—	56,407,138
France	—	182,947,548	—	182,947,548
Germany	—	160,787,954	—	160,787,954
Greece	—	8,476,811	—	8,476,811
Hong Kong	—	84,497,703	—	84,497,703
India	—	20,567,021	—	20,567,021
Ireland	8,491,226	38,242,851	—	46,734,077
Italy	—	8,629,135	—	8,629,135
Japan	—	401,120,745	—	401,120,745
Netherlands	18,078,165	110,856,509	—	128,934,674
Portugal	—	13,050,993	—	13,050,993
South Korea	—	32,182,754	—	32,182,754
Spain	—	38,390,449	—	38,390,449
Sweden	—	8,148,364	—	8,148,364
Switzerland	—	229,165,501	—	229,165,501
Taiwan	—	17,776,071	—	17,776,071
Thailand	7,719,092	—	—	7,719,092
United Kingdom	—	175,396,441	—	175,396,441
United States	52,211,534	—	—	52,211,534
Total Common Stocks	160,325,141	1,699,929,539	—	1,860,254,680
Total Warrant*	77,560	—	—	77,560
Total Short-Term Investment*	—	12,260,448	—	12,260,448
Securities Lending Reinvestments
Repurchase Agreements	—	9,653,808	—	9,653,808
Mutual Funds	7,000,000	—	—	7,000,000
Total Securities Lending Reinvestments	7,000,000	9,653,808	—	16,653,808
Total Investments	$167,402,701	$1,721,843,795	$—	$1,889,246,496

Collateral for Securities Loaned (Liability)	$—	$(16,653,808)	$—	$(16,653,808)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,889,246,496
Cash denominated in foreign currencies (c)	87
Receivable for:
Investments sold	7,083,973
Fund shares sold	514,878
Dividends	5,701,838
Prepaid expenses	5,223

Total Assets	1,902,552,495
Liabilities
Collateral for securities loaned	16,653,808
Payables for:
Investments purchased	6,418,999
Fund shares redeemed	741,915
Foreign taxes	759,601
Accrued Expenses:
Management fees	926,646
Distribution and service fees	125,664
Deferred trustees’ fees	173,762
Other expenses	288,146

Total Liabilities	26,088,541

Net Assets	$1,876,463,954

Net Assets Consist of:
Paid in surplus	$1,324,329,666
Distributable earnings (Accumulated losses) (d)	552,134,288

Net Assets	$1,876,463,954

Net Assets
Class A	$1,266,377,084
Class B	602,741,408
Class E	7,345,462
Capital Shares Outstanding*
Class A	91,369,200
Class B	43,937,371
Class E	532,213
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.86
Class B	13.72
Class E	13.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,417,781,288.
(b)	Includes securities loaned at value of $29,025,065.
(c)	Identified cost of cash denominated in foreign currencies was $87.
(d)	Includes foreign capital gains tax of $759,601.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$33,465,508
Interest	12,060
Securities lending income	96,040

Total investment income	33,573,608
Expenses
Management fees	11,741,288
Administration fees	72,547
Custodian and accounting fees	432,035
Distribution and service fees—Class B	1,338,900
Distribution and service fees—Class E	10,314
Audit and tax services	55,340
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	104,091
Insurance	12,348
Miscellaneous	30,686

Total expenses	13,897,517
Less management fee waiver	(1,771,571)

Net expenses	12,125,946

Net Investment Income	21,447,662

Net Realized and Unrealized Gain
Net realized gain on:
Investments (b)	68,306,010
Foreign currency transactions	250,615

Net realized gain	68,556,625

Net change in unrealized appreciation on:
Investments (c)	128,775,113
Foreign currency transactions	285,277

Net change in unrealized appreciation	129,060,390

Net realized and unrealized gain	197,617,015

Net Increase in Net Assets From Operations	$219,064,677

(a)	Net of foreign withholding taxes of $3,405,881.
(b)	Net of foreign capital gains tax of $66,730.
(c)	Includes change in foreign capital gains tax of $(110,794).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,447,662	$38,881,029
Net realized gain	68,556,625	62,294,913
Net change in unrealized appreciation	129,060,390	332,236,437

Increase in net assets from operations	219,064,677	433,412,379

From Distributions to Shareholders
Class A	(67,180,163)	(72,561,162)
Class B	(30,385,853)	(33,379,767)
Class E	(402,866)	(436,752)

Total distributions	(97,968,882)	(106,377,681)

Decrease in net assets from capital share transactions	(43,564,134)	(125,186,168)

Total increase in net assets	77,531,661	201,848,530

Net Assets
Beginning of period	1,798,932,293	1,597,083,763

End of period	$1,876,463,954	$1,798,932,293

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,671,914	$19,135,541	659,797	$7,938,605
Reinvestments	5,982,205	67,180,163	6,244,506	72,561,162
Redemptions	(9,206,380)	(113,319,332)	(13,617,551)	(164,836,991)

Net decrease	(1,552,261)	$(27,003,628)	(6,713,248)	$(84,337,224)

Class B
Sales	2,682,743	$31,505,428	1,453,213	$17,056,202
Reinvestments	2,730,086	30,385,853	2,895,036	33,379,767
Redemptions	(6,424,021)	(77,589,619)	(7,627,590)	(91,070,037)

Net decrease	(1,011,192)	$(15,698,338)	(3,279,341)	$(40,634,068)

Class E
Sales	32,780	$388,961	16,006	$191,794
Reinvestments	36,002	402,866	37,684	436,752
Redemptions	(138,595)	(1,653,995)	(70,458)	(843,422)

Net decrease	(69,813)	$(862,168)	(16,768)	$(214,876)

Decrease derived from capital shares transactions		$(43,564,134)		$(125,186,168)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.03	$10.79	$12.79	$10.15	$10.46

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.28	0.23	0.20	0.21 (b)
Net realized and unrealized gain (loss)	1.39	2.73	(1.95)	2.67	(0.29)

Total income (loss) from investment operations	1.56	3.01	(1.72)	2.87	(0.08)

Less Distributions
Distributions from net investment income	(0.31)	(0.20)	(0.28)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.73)	(0.77)	(0.28)	(0.23)	(0.23)

Net Asset Value, End of Period	$13.86	$13.03	$10.79	$12.79	$10.15

Total Return (%) (c)	13.28	28.69	(13.81)	28.51	(0.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.74	0.74
Net ratio of expenses to average net assets (%) (d)	0.64	0.64	0.65	0.68	0.68
Ratio of net investment income to average net assets (%)	1.36	2.32	1.83	1.75	2.11 (b)
Portfolio turnover rate (%)	26	15	21	27	37
Net assets, end of period (in millions)	$1,266.4	$1,211.1	$1,075.1	$1,343.7	$1,211.1

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.90	$10.69	$12.67	$10.06	$10.36

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.25	0.20	0.17	0.19 (b)
Net realized and unrealized gain (loss)	1.38	2.69	(1.94)	2.64	(0.29)

Total income (loss) from investment operations	1.51	2.94	(1.74)	2.81	(0.10)

Less Distributions
Distributions from net investment income	(0.27)	(0.16)	(0.24)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.69)	(0.73)	(0.24)	(0.20)	(0.20)

Net Asset Value, End of Period	$13.72	$12.90	$10.69	$12.67	$10.06

Total Return (%) (c)	13.02	28.31	(14.00)	28.15	(0.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.99	1.00	0.99	0.99
Net ratio of expenses to average net assets (%) (d)	0.89	0.89	0.90	0.93	0.93
Ratio of net investment income to average net assets (%)	1.11	2.07	1.59	1.49	1.88 (b)
Portfolio turnover rate (%)	26	15	21	27	37
Net assets, end of period (in millions)	$602.7	$580.0	$515.4	$662.7	$600.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.98	$10.75	$12.74	$10.11	$10.41

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.26	0.21	0.18	0.20 (b)
Net realized and unrealized gain (loss)	1.38	2.72	(1.94)	2.66	(0.29)

Total income (loss) from investment operations	1.53	2.98	(1.73)	2.84	(0.09)

Less Distributions
Distributions from net investment income	(0.29)	(0.18)	(0.26)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.71)	(0.75)	(0.26)	(0.21)	(0.21)

Net Asset Value, End of Period	$13.80	$12.98	$10.75	$12.74	$10.11

Total Return (%) (c)	13.06	28.47	(13.91)	28.35	(0.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (d)	0.79	0.79	0.80	0.83	0.83
Ratio of net investment income to average net assets (%)	1.22	2.16	1.71	1.58	1.98 (b)
Portfolio turnover rate (%)	26	15	21	27	37
Net assets, end of period (in millions)	$7.3	$7.8	$6.6	$8.8	$7.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $12,260,448. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,653,808. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$429,672,883	$0	$547,926,939

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $389,018 in purchases and $3,525,655 in sales of investments, which are included above, and resulted in net realized gains of $410,739.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average daily net assets
$11,741,288	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period April 29, 2019 through April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,425,803,586
Gross unrealized appreciation	534,619,439
Gross unrealized depreciation	(71,936,130)

Net unrealized appreciation (depreciation)	$462,683,309

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$40,307,014	$26,337,276	$57,661,868	$80,040,405	$97,968,882	$106,377,681

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,799,752	$68,456,742	$463,051,558	$—	$552,308,052

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Research International Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board noted that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Morgan Stanley Discovery Portfolio returned 153.77%, 153.11%, and 153.37%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.59%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

Within the Russell Midcap Growth Index, Communication Services, Information Technology, and Health Care were the top-performing sectors, while Energy (the only sector with a negative return), Consumer Staples, and Materials were the bottom three performing sectors in the 12-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The portfolio management team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that aim to be highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

The long-term investment horizon and conviction-weighted investment approach embraced by the portfolio management team can result in periods of performance deviation from the benchmark and peers. The Portfolio outperformed the benchmark during the reporting period primarily due to favorable stock selection. Sector allocations also contributed, to a lesser extent.

Stock selection was the strongest across the Information Technology sector. Zoom Video Communications, which offers a proprietary cloud-based communications platform that connects users through frictionless video, voice, chat and content sharing, was the top contributor in the sector and across the Portfolio. Its shares advanced on solid results which significantly surpassed expectations and were characterized by strong revenue growth, customer base expansion, speed to scale in international markets, higher profit margins, and traction with new products. The company has experienced growing use of its products by both consumers and businesses as video-based communication has become mission critical during the COVID-19 pandemic. Zoom Video Communications was no longer held in the Portfolio at the end of the period. Shopify, Twilio, Coupa Software, MongoDB, and Okta were also among the top contributors in the sector and across the Portfolio. Shopify was no longer held in the Portfolio at the end of the period. Stock selection in Consumer Discretionary was also strongly favorable, with Wayfair, Carvana, Peloton, and Chewy among the top 10 contributors. Online furniture retailer Wayfair was the fourth greatest contributor in the Portfolio. Wayfair has benefited from the accelerating adoption of e-commerce across markets, which led to strong revenue and profit growth that materially exceeded market expectations. To a lesser extent, the Portfolio benefited from stock selection in Health Care and Communication Services.

Given the magnitude of the Portfolio’s outperformance relative to the benchmark, there were no meaningful sector detractors from performance. While stock selection in Industrials detracted slightly from relative performance, the gain from an underweight allocation to the sector more than compensated. An overweight to Communication Services also marginally detracted, but it was significantly outweighed by the outperformance of stock selection in the sector. Although the Information Technology sector was by far the largest contributor to performance, the strength in these holdings was partly offset by weakness in Anaplan, a provider of cloud-based business planning software, which was the largest detractor across the Portfolio. Shares of Anaplan sold off earlier in the year on disappointing quarterly results, characterized by weaker than expected billings growth which was attributed to changes in sales leadership and an organizational restructuring, resulting in weaker execution and fewer new deal closings. The position in Anaplan was eliminated during the first quarter of 2020 in order to fund other investments that we believed offered a superior risk/reward profile.

Our team continued to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in Information Technology, Health Care, Communication Services, and Consumer Discretionary. The Portfolio had no exposure to the Consumer Staples, Financials, and Utilities sectors.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

Derivatives were not a material factor affecting performance in the period and all derivatives held in the Portfolio performed as expected.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Morgan Stanley Discovery Portfolio
Class A	153.77	38.34	21.41
Class B	153.11	37.99	21.11
Class E	153.37	38.14	21.23
Russell Midcap Growth Index	35.59	18.65	15.04

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Pinterest, Inc. - Class A	4.9
Twilio, Inc. - Class A	4.7
Fastly, Inc. - Class A	4.6
Veeva Systems, Inc. - Class A	3.8
Twitter, Inc.	3.7
Okta, Inc.	3.6
MongoDB, Inc.	3.5
Farfetch, Ltd. - Class A	2.7
Skillz, Inc.	2.7
Trade Desk, Inc. (The) - Class A	2.7

Top Sectors

% of Net Assets
Information Technology	34.4
Health Care	19.3
Communication Services	16.7
Consumer Discretionary	13.5
Industrials	5.3
Financials	2.7
Real Estate	1.4
Energy	0.2
Materials	0.1

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.62%	$1,000.00	$1,565.60	$4.00
	Hypothetical*	0.62%	$1,000.00	$1,022.02	$3.15

Class B (a)	Actual	0.87%	$1,000.00	$1,563.90	$5.61
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

Class E (a)	Actual	0.77%	$1,000.00	$1,564.80	$4.96
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—93.5% of Net Assets

Security Description	Shares	Value

Biotechnology—1.8%
Alnylam Pharmaceuticals, Inc. (a)	55,641	$7,231,661
Exact Sciences Corp. (a) (b)	204,121	27,043,991
Moderna, Inc. (a) (b)	112,181	11,719,549

		45,995,201

Commercial Services & Supplies—2.1%
Cintas Corp.	75,013	26,514,095
Copart, Inc. (a)	210,238	26,752,785

		53,266,880

Entertainment—4.8%
Roku, Inc. (a)	76,647	25,448,337
Skillz, Inc. (a) (b)	3,517,046	70,340,920
Zynga, Inc. - Class A (a) (b)	2,762,426	27,265,145

		123,054,402

Health Care Equipment & Supplies—3.0%
DexCom, Inc. (a)	182,223	67,371,487
Penumbra, Inc. (a) (b)	50,850	8,898,750

		76,270,237

Health Care Providers & Services—4.0%
Agilon Health, Inc. † (a) (c) (d)	12,946	7,631,408
Covetrus, Inc. (a) (b)	2,372,122	68,174,786
Guardant Health, Inc. (a) (b)	205,013	26,422,076

		102,228,270

Health Care Technology—4.9%
GoodRx Holdings, Inc. - Class A (a) (b)	383,984	15,489,914
Teladoc Health, Inc. (a) (b)	68,853	13,767,846
Veeva Systems, Inc. - Class A (a)	355,475	96,778,069

		126,035,829

Hotels, Restaurants & Leisure—2.5%
Airbnb, Inc. - Class A (a)	98,586	14,472,425
Airbnb, Inc. - Class B † (a) (c)	376,272	49,713,057

		64,185,482

Interactive Media & Services—12.7%
Pinterest, Inc. - Class A (a)	1,909,909	125,863,003
Twitter, Inc. (a)	1,775,334	96,134,336
Zillow Group, Inc. - Class C (a) (b)	269,997	35,045,611
ZoomInfo Technologies, Inc. - Class A (a) (b)	1,436,610	69,287,700

		326,330,650

Internet & Direct Marketing Retail—7.7%
Chewy, Inc. - Class A (a) (b)	275,531	24,767,482
DoorDash, Inc. - Class A (a) (b)	158,359	22,605,747
Farfetch, Ltd. - Class A (a)	1,105,763	70,558,737
Overstock.com, Inc. (a) (b)	400,124	19,193,948
Stitch Fix, Inc. - Class A (a) (b)	403,589	23,698,746
Wayfair, Inc. - Class A (a) (b)	162,751	36,750,803

		197,575,463

IT Services—17.8%
Adyen NV (a)	14,175	32,983,925
Fastly, Inc. - Class A (a) (b)	1,362,434	119,035,859
MongoDB, Inc. (a) (b)	251,923	90,450,434
Okta, Inc. (a)	363,492	92,421,476
Twilio, Inc. - Class A (a)	359,677	121,750,664

		456,642,358

Leisure Products—1.0%
Peloton Interactive, Inc. - Class A (a) (b)	168,238	25,525,069

Life Sciences Tools & Services—3.2%
10X Genomics, Inc. - Class A (a) (b)	404,129	57,224,666
NanoString Technologies, Inc. (a)	391,053	26,153,625

		83,378,291

Metals & Mining—0.1%
Royal Gold, Inc. (b)	27,838	2,960,850

Oil, Gas & Consumable Fuels—0.2%
Texas Pacific Land Trust	6,884	5,004,668

Pharmaceuticals—2.4%
Royalty Pharma plc - Class A (b)	1,251,785	62,651,839

Professional Services—2.2%
CoStar Group, Inc. (a)	30,197	27,910,483
Verisk Analytics, Inc.	136,050	28,242,620

		56,153,103

Real Estate Management & Development—1.4%
Opendoor Technologies, Inc. (a) (b)	555,299	12,621,946
Redfin Corp. (a) (b)	340,241	23,350,740

		35,972,686

Software—18.0%
Alteryx, Inc. - Class A (a) (b)	177,766	21,650,121
Appian Corp. (a) (b)	432,204	70,055,946
Cloudflare, Inc. - Class A (a)	337,224	25,625,652
ContextLogic, Inc. - Class A (a) (b)	2,033,047	37,082,777
Coupa Software, Inc. (a)	193,723	65,654,662
Datadog, Inc. - Class A (a) (b)	259,037	25,499,602
DocuSign, Inc. (a) (b)	114,353	25,420,672
Dropbox, Inc. - Class A (a)	1,752,015	38,877,213
MicroStrategy, Inc. - Class A (a) (b)	85,019	33,034,133
Nuance Communications, Inc. (a) (b)	293,806	12,953,907
Palantir Technologies, Inc. - Class B † (a) (c)	712,113	16,211,304
Trade Desk, Inc. (The) - Class A (a)	87,484	70,074,684
Unity Software, Inc. (a) (b)	140,590	21,576,347

		463,717,020

Specialty Retail—2.7%
Carvana Co. (a) (b)	291,090	69,727,699

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.0%
Fastenal Co.	552,855	$26,995,910

Total Common Stocks (Cost $1,669,745,289)		2,403,671,907

Preferred Stock—0.1%

Internet & Direct Marketing Retail—0.1%
Overstock.com, Inc. - Series A-1 (Cost $682,627)	62,341	2,758,589

Escrow Shares—0.0%

Internet & Direct Marketing Retail—0.0%
Flipkart Escrow Receivable † (a) (c) (d) (Cost $0)	60,812	24,933

Short-Term Investment—5.2%

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $132,821,522; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $135,478,000.	132,821,522	132,821,522

Total Short-Term Investments (Cost $132,821,522)		132,821,522

Securities Lending Reinvestments (e)—23.6%

Certificates of Deposit—6.5%
Banco del Estado de Chile 0.250%, 01/04/21	7,000,000	7,000,070
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (f)	8,000,000	7,998,576
0.281%, 3M LIBOR + 0.060%, 08/10/21 (f)	5,000,000	5,000,555
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (f)	4,000,000	4,000,176
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (f)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (f)	1,000,000	1,000,083
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (f)	7,000,000	7,000,847
Credit Industriel et Commercial 0.250%, 06/11/21	10,000,000	9,998,650
Credit Suisse AG 0.290%, 05/17/21	2,001,860	2,000,150
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (f)	5,000,000	5,001,915
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (f)	5,000,000	4,998,160
0.301%, SOFR + 0.210%, 02/22/21 (f)	5,000,000	4,998,160

Certificates of Deposit—(Continued)
Goldman Sachs Bank USA
Mizuho Bank, Ltd. 0.250%, 03/22/21	10,000,000	10,000,220
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (f)	4,000,000	4,001,072
Rabobank International London
0.294%, 3M LIBOR + 0.080%, 07/30/21 (f)	5,500,000	5,501,210
0.359%, 1M LIBOR + 0.210%, 01/08/21 (f)	4,000,000	4,000,800
Royal Bank of Canada New York
0.270%, FEDEFF PRV + 0.180%, 02/12/21 (f)	4,000,000	4,000,476
0.274%, 3M LIBOR + 0.040%, 10/05/21 (f)	5,000,000	4,999,350
0.318%, 3M LIBOR + 0.090%, 12/02/21 (f)	5,000,000	5,000,595
Skandinaviska Enskilda Banken AB 0.250%, 05/17/21	4,000,000	3,999,696
Standard Chartered Bank 0.311%, 3M LIBOR + 0.060%, 06/21/21 (f)	8,000,000	8,000,000
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (f)	8,000,000	7,999,928
0.270%, 05/04/21	10,000,000	10,000,000
0.273%, 3M LIBOR + 0.060%, 01/29/21 (f)	5,000,000	5,000,060
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	11,981,927	11,988,000
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 05/18/21	4,992,470	4,994,800
Svenska Handelsbanken AB 0.301%, 3M LIBOR + 0.070%, 11/19/21 (f)	1,000,000	999,990
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (f)	2,000,000	2,000,100
0.300%, 3M LIBOR + 0.070%, 10/08/21 (f)	15,000,000	15,000,301

		167,484,015

Commercial Paper—0.9%
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (f)	6,000,000	6,000,102
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (f)	15,000,000	15,002,895
Versailles Commercial Paper LLC 0.230%, 03/31/21	3,795,703	3,796,755

		24,799,752

Repurchase Agreements—14.8%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $84,122,337; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $93,419,354.	84,120,000	84,120,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $348,862; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $355,838.	348,861	348,861

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $10,003,500; collateralized by various Common Stock with an aggregate market value of $11,000,001.	10,000,000	$10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $36,015,050; collateralized by various Common Stock with an aggregate market value of $39,600,001.	36,000,000	36,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $8,500,113; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $8,670,004.	8,500,000	8,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,800,107; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $4,896,002.	4,800,000	4,800,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $22,000,807; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $24,445,375.	22,000,000	22,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $4,300,048; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $4,387,767.	4,300,000	4,300,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $112,715,642; collateralized by various Common Stock with an aggregate market value of $125,238,142.	112,713,012	112,713,012
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $50,001,111; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $55,469,821.	50,000,000	50,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $6,700,319; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $7,432,956.	6,700,000	6,700,000
Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $3,000,152; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,327,667.	3,000,000	3,000,000
Royal Bank of Canada Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $10,003,500; collateralized by various Common Stock with an aggregate market value of $11,111,222.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $19,600,392; collateralized by various Common Stock with an aggregate market value of $21,781,476.	19,600,000	19,600,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $8,800,372; collateralized by various Common Stock with an aggregate market value of $9,779,438.	8,800,000	8,800,000

		380,881,873

Time Deposit—0.2%
Royal Bank of Canada 0.150%, 01/04/21	5,000,000	5,000,000

Mutual Funds—1.2%
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (g)	10,000,000	10,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	20,000,000	20,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $608,161,549)		608,165,640

Total Purchased Options—0.1% (h) (Cost $9,014,444)		1,639,608

Total Investments—122.5% (Cost $2,420,425,431)		3,149,082,199
Other assets and liabilities (net)—(22.5)%		(577,702,727)

Net Assets—100.0%		$2,571,379,472

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $73,580,701, which is 2.9% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2020

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $650,995,647 and the collateral received consisted of cash in the amount of $608,153,833 and non-cash collateral with a value of $74,656,472. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 2.9% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Agilon Health, Inc.	11/07/18	12,946	$4,895,659	$7,631,408
Airbnb, Inc. - Class B	04/16/14	376,272	7,659,587	49,713,056
Flipkart Escrow Receivable	08/20/18	60,812	—	24,933
Palantir Technologies, Inc. - Class B	07/19/12-10/25/13	712,113	2,304,553	16,211,304

				$73,580,701

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
USD Call/CNH Put	CNH	7.746	NWM	01/07/21	301,154,330	USD	301,154,330	$1,315,141	$301	$(1,314,840)
USD Call/CNH Put	CNH	8.485	NWM	05/28/21	252,530,435	USD	252,530,435	1,576,548	8,839	(1,567,709)
USD Call/CNH Put	CNH	8.060	NWM	07/23/21	377,505,548	USD	377,505,548	2,002,289	174,030	(1,828,259)
USD Call/CNH Put	CNH	7.995	BNP	09/10/21	328,682,301	USD	328,682,301	1,990,363	330,326	(1,660,037)
USD Call/CNH Put	CNH	7.641	BNP	11/11/21	392,236,912	USD	392,236,912	2,130,103	1,126,112	(1,003,991)

Totals								$9,014,444	$1,639,608	$(7,374,836)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(NWM)—	Natwest Markets plc

Currencies

(CNH)—	Chinese Renminbi
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$45,995,201	$—	$—	$45,995,201
Commercial Services & Supplies	53,266,880	—	—	53,266,880
Entertainment	123,054,402	—	—	123,054,402
Health Care Equipment & Supplies	76,270,237	—	—	76,270,237
Health Care Providers & Services	94,596,862	—	7,631,408	102,228,270
Health Care Technology	126,035,829	—	—	126,035,829
Hotels, Restaurants & Leisure	14,472,425	49,713,057	—	64,185,482
Interactive Media & Services	326,330,650	—	—	326,330,650
Internet & Direct Marketing Retail	197,575,463	—	—	197,575,463
IT Services	423,658,433	32,983,925	—	456,642,358
Leisure Products	25,525,069	—	—	25,525,069
Life Sciences Tools & Services	83,378,291	—	—	83,378,291
Metals & Mining	2,960,850	—	—	2,960,850
Oil, Gas & Consumable Fuels	5,004,668	—	—	5,004,668
Pharmaceuticals	62,651,839	—	—	62,651,839
Professional Services	56,153,103	—	—	56,153,103
Real Estate Management & Development	35,972,686	—	—	35,972,686
Software	447,505,716	16,211,304	—	463,717,020
Specialty Retail	69,727,699	—	—	69,727,699
Trading Companies & Distributors	26,995,910	—	—	26,995,910
Total Common Stocks	2,297,132,213	98,908,286	7,631,408	2,403,671,907
Total Preferred Stock*	2,758,589	—	—	2,758,589
Total Escrow Shares*	—	—	24,933	24,933
Total Short-Term Investment*	—	132,821,522	—	132,821,522
Securities Lending Reinvestments
Certificates of Deposit	—	167,484,015	—	167,484,015
Commercial Paper	—	24,799,752	—	24,799,752
Repurchase Agreements	—	380,881,873	—	380,881,873
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	30,000,000	—	—	30,000,000
Total Securities Lending Reinvestments	30,000,000	578,165,640	—	608,165,640
Total Purchased Options at Value	$—	$1,639,608	$—	$1,639,608
Total Investments	$2,329,890,802	$811,535,056	$7,656,341	$3,149,082,199

Collateral for Securities Loaned (Liability)	$—	$(608,153,833)	$—	$(608,153,833)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2020, transfers from Level 3 to Level 2 in the amount of $30,278,807 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2020

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2019	Change in Unrealized Appreciation/ (Depreciation)	Transfer Out	Balance as of December 31, 2020	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2020
Common Stocks
Health Care Providers & Services	$5,818,709	$1,812,699	$—	$7,631,408	$1,812,699
Convertible Preferred Stocks
Internet & Direct Marketing Retail	24,715,426	—	(24,715,426)	—	—
Preferred Stocks
Software	5,563,381	—	(5,563,381)	—	—
Escrow Shares
Internet & Direct Marketing Retail	296,155	(271,222)	—	24,933	(271,222)

Total	$36,393,671	$1,541,477	$(30,278,807)	$7,656,341	$1,541,477

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,149,082,199
Cash denominated in foreign currencies (c)	1,023
Receivable for:
Investments sold	82,242,896
Fund shares sold	367,587
Prepaid expenses	6,097

Total Assets	3,231,699,802
Liabilities
Cash collateral for purchased options	1,774,000
Collateral for securities loaned	608,153,833
Payables for:
Investments purchased	44,897,054
Fund shares redeemed	3,692,833
Accrued Expenses:
Management fees	1,319,133
Distribution and service fees	172,594
Deferred trustees’ fees	177,136
Other expenses	133,747

Total Liabilities	660,320,330

Net Assets	$2,571,379,472

Net Assets Consist of:
Paid in surplus	$678,473,595
Distributable earnings (Accumulated losses)	1,892,905,877

Net Assets	$2,571,379,472

Net Assets
Class A	$1,759,402,045
Class B	773,823,555
Class E	38,153,872
Capital Shares Outstanding*
Class A	37,253,500
Class B	17,758,165
Class E	849,512
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$47.23
Class B	43.58
Class E	44.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,420,425,431.
(b)	Includes securities loaned at value of $650,995,647.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$339,193
Interest	23,846
Securities lending income	3,183,051

Total investment income	3,546,090
Expenses
Management fees	11,491,113
Administration fees	75,662
Custodian and accounting fees	93,900
Distribution and service fees—Class B	1,450,620
Distribution and service fees—Class E	37,258
Audit and tax services	51,840
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	138,205
Insurance	10,723
Miscellaneous	15,381

Total expenses	13,464,670
Less management fee waiver	(576,289)

Net expenses	12,888,381

Net Investment Loss	(9,342,291)

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	1,178,625,475
Purchased options	(3,768,159)
Foreign currency transactions	6,200

Net realized gain	1,174,863,516

Net change in unrealized appreciation (depreciation) on:
Investments	548,881,895
Purchased options	(4,066,406)
Foreign currency transactions	398

Net change in unrealized appreciation	544,815,887

Net realized and unrealized gain	1,719,679,403

Net Increase in Net Assets From Operations	$1,710,337,112

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(9,342,291)	$(2,855,004)
Net realized gain	1,174,863,516	268,926,628
Net change in unrealized appreciation	544,815,887	142,658,361

Increase in net assets from operations	1,710,337,112	408,729,985

From Distributions to Shareholders
Class A	(169,867,112)	(145,065,818)
Class B	(91,441,419)	(83,037,569)
Class E	(3,599,199)	(3,183,993)

Total distributions	(264,907,730)	(231,287,380)

Increase (decrease) in net assets from capital share transactions	(145,023,053)	61,010,780

Total increase in net assets	1,300,406,329	238,453,385

Net Assets
Beginning of period	1,270,973,143	1,032,519,758

End of period	$2,571,379,472	$1,270,973,143

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,998,507	$66,959,521	1,190,554	$25,845,169
Reinvestments	6,090,610	169,867,112	6,345,836	145,065,818
Redemptions	(8,364,947)	(264,371,075)	(5,019,879)	(113,700,417)

Net increase (decrease)	(275,830)	$(27,544,442)	2,516,511	$57,210,570

Class B
Sales	1,923,792	$55,820,946	1,662,476	$34,229,835
Reinvestments	3,548,367	91,441,419	3,874,828	83,037,569
Redemptions	(8,870,310)	(266,321,880)	(5,294,701)	(114,171,353)

Net increase (decrease)	(3,398,151)	$(119,059,515)	242,603	$3,096,051

Class E
Sales	202,445	$6,393,466	63,581	$1,373,279
Reinvestments	135,563	3,599,199	145,057	3,183,993
Redemptions	(291,661)	(8,411,761)	(178,212)	(3,853,113)

Net increase	46,347	$1,580,904	30,426	$704,159

Increase (decrease) derived from capital shares transactions		$(145,023,053)		$61,010,780

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.87	$18.57	$20.17	$14.43	$15.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.14)	(0.03)	(0.04)	0.00 (b)	0.06 (c)
Net realized and unrealized gain (loss)	30.39	7.74	2.69	5.80	(1.35)

Total income (loss) from investment operations	30.25	7.71	2.65	5.80	(1.29)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.06)	0.00
Distributions from net realized capital gains	(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(4.89)	(4.41)	(4.25)	(0.06)	0.00

Net Asset Value, End of Period	$47.23	$21.87	$18.57	$20.17	$14.43

Total Return (%) (d)	153.77	40.47 (e)	10.41	40.36	(8.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.68	0.68	0.69	0.70
Net ratio of expenses to average net assets (%) (f)	0.63	0.66	0.66	0.67	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.44)	(0.13)	(0.18)	0.02	0.40 (c)
Portfolio turnover rate (%)	107	97	87	64	42
Net assets, end of period (in millions)	$1,759.4	$820.8	$650.2	$692.9	$547.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.48	$17.62	$19.35	$13.85	$15.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.20)	(0.08)	(0.09)	(0.04)	0.02 (c)
Net realized and unrealized gain (loss)	28.19	7.35	2.61	5.57	(1.30)

Total income (loss) from investment operations	27.99	7.27	2.52	5.53	(1.28)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(4.89)	(4.41)	(4.25)	(0.03)	0.00

Net Asset Value, End of Period	$43.58	$20.48	$17.62	$19.35	$13.85

Total Return (%) (d)	153.11	40.13 (e)	10.15	39.91	(8.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.93	0.93	0.94	0.95
Net ratio of expenses to average net assets (%) (f)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income (loss) to average net assets (%)	(0.68)	(0.39)	(0.43)	(0.23)	0.15 (c)
Portfolio turnover rate (%)	107	97	87	64	42
Net assets, end of period (in millions)	$773.8	$433.3	$368.5	$398.2	$325.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.99	$17.97	$19.65	$14.06	$15.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.18)	(0.06)	(0.07)	(0.02)	0.04 (c)
Net realized and unrealized gain (loss)	28.99	7.49	2.64	5.65	(1.32)

Total income (loss) from investment operations	28.81	7.43	2.57	5.63	(1.28)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.04)	0.00
Distributions from net realized capital gains	(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(4.89)	(4.41)	(4.25)	(0.04)	0.00

Net Asset Value, End of Period	$44.91	$20.99	$17.97	$19.65	$14.06

Total Return (%) (d)	153.37	40.25 (e)	10.26	40.07	(8.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.83	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (f)	0.78	0.81	0.81	0.82	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.59)	(0.29)	(0.33)	(0.13)	0.25 (c)
Portfolio turnover rate (%)	107	97	87	64	42
Net assets, end of period (in millions)	$38.2	$16.9	$13.9	$13.8	$11.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $132,821,522. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $380,881,873. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$1,639,608

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$1,456,438	$—	$(1,456,438)	$—
Natwest Markets plc	183,170	—	(183,170)	—

	$1,639,608	$—	$(1,639,608)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(3,768,159)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(4,066,406)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased Options	$1,104,018,693

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,860,300,325	$0	$2,418,521,701

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. the subadviser to the Portfolio, that amounted to $2,225,921 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$11,491,113	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,438,793,799

Gross unrealized appreciation	741,356,611
Gross unrealized depreciation	(31,068,211)

Net unrealized appreciation (depreciation)	$710,288,400

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$102,116,783	$25,196,991	$162,790,947	$206,090,389	$264,907,730	$231,287,380

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$390,345,774	$792,448,419	$710,288,820	$—	$1,893,083,013

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of Morgan Stanley Discovery Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Discovery Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Morgan Stanley Discovery Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Morgan Stanley Discovery Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board also noted that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 11.85%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

Global equities staged a remarkable comeback following a sharp decline in the first quarter with the onset of COVID-19. The gradual reopening of economies in the U.S. and abroad began the recovery following the strict lockdowns put in place to combat the spread of the virus. The global economic recovery was bolstered by promising vaccine news and U.S. election results. The removal of political uncertainty in the U.S. with the new Biden administration officially starting the transition renewed demand for equities. Equity investors also applauded the U.K.-European trade accord towards the end of the year, finalizing a deal for the U.K. to leave the E.U. Similarly, after seven years of talks, the E.U. and China agreed to an investment treaty giving each improved access to select markets. Within the U.S., small cap equities outperformed large cap for the year with the Russell 2000 Index gaining 19.9% compared to 18.4% for the S&P 500 Index. Emerging markets also posted strong gains over the course of the one-year period with the MSCI Emerging Markets Index rising 18.3%. International developed equity markets posted a smaller increase over the year with the MSCI World ex-U.S. Index rising 15.8%.

Despite the rebound for equities, investor demand for safer assets persisted throughout the year with the COVID-19 pandemic becoming a global backdrop. Prices for U.S. Treasuries rose as the yield on the benchmark 10-year U.S. Treasury note declined by 99 basis points and ended a volatile year at 0.93%. Across the Atlantic, the bid for the safety of developed market government debt was even greater towards the end of the year as several countries began to reimpose lockdowns and other stricter measures to combat the pandemic’s surge. The FTSE U.S. Treasury Index gained approximately 8.0% for the year while the FTSE World Government Bond ex-U.S. (Hedged) Index added 3.7%. Inflation-linked bonds also posted a notably high positive return for the year as the Bloomberg Barclays World Government ILB (Hedged) Index ended 2020 with a gain of 9.8%.

Although commodities posted three consecutive positive quarters to end the year, the gains were not enough to overcome the steep losses incurred by the onset COVID-19 pandemic in the first quarter. The more heavily Energy-weighted S&P/Goldman Sachs Commodity Index lost 24.0% for the year, while the more balanced Bloomberg Commodity Index declined by 3.5%. Commodity prices were helped by a weaker U.S. dollar, which depreciated against the other major currencies. The weakening of the U.S. dollar provided a lift for commodity prices, in general, as commodity contracts are typically priced in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

During the twelve-month period, each of the main asset classes used in the Portfolio contributed to positive performance. Nominal fixed income was the largest contributor followed by equities and then inflation protected assets. Within nominal fixed income, the Portfolio benefited from its risk-balanced exposure to U.S. and international government debt, which were the top contributing sub-asset classes given the pandemic-fueled demand for safer-assets. Exposure to investment grade credit also contributed positively as spreads tightened in the second half of the year and demand picked back up. Within equities, the Portfolio’s positive contribution from emerging markets and U.S. large and small cap largely offset the negative return contribution from non-U.S. developed markets. Global equities gained considerably after quickly descending into a bear market in the first quarter as positive news on COVID-19 vaccines helped propel indices back up to new highs. Lastly, in terms of inflation protected assets, inflation-linked bonds contributed positively as did commodities, although to a lesser extent. Commodities mounted a notable comeback considering the sharp price decline in the first quarter. Energy commodities rallied as the news of effective COVID-19 vaccines boosted the prospects of an increase in global oil consumption.

On average, the Portfolio maintained an overweight position to nominal fixed income and an underweight position to equities and inflation protected assets relative to the Portfolio’s strategic (neutral) risk targets. For the twelve-month period, this active positioning modestly contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes. All derivatives used during the period performed as expected.

At the end of the period, the Portfolio transitioned to an underweight to nominal fixed income by increasing its overweight to inflation protected assets and moving equities close to in-line with the strategic (neutral) risk targets.

Within nominal fixed income, the Portfolio was overweight investment grade credit and underweight U.S. government debt and

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

international government debt. Within inflation protected assets, the Portfolio was overweight both commodities and inflation-linked bonds. Within equities, the Portfolio was overweight emerging markets and U.S. large and small cap and underweight non-U.S. developed markets.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	11.85	9.55	6.96
Dow Jones Moderate Index	12.24	9.36	7.39

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	142.6
Global Developed Equities	33.4
Commodities - Production Weighted	19.5
Global Inflation-Linked Bonds	13.9
Global Emerging Equities	10.0

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B	Actual	1.11%	$1,000.00	$1,128.00	$5.94
	Hypothetical*	1.11%	$1,000.00	$1,019.56	$5.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Foreign Government—16.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—16.6%
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 04/15/30 (EUR) (a)	5,703,210	$8,365,293
French Republic Government Bond OAT 3.400%, 07/25/29 (EUR) (a)	5,846,670	10,210,968
Italy Buoni Poliennali Del Tesoro 1.250%, 09/15/32 (144A) (EUR) (a)	2,192,589	3,119,615
2.600%, 09/15/23 (144A) (EUR) (a)	2,267,289	3,044,324
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (a)	7,475,655	18,334,919

Total Foreign Government (Cost $38,428,864)		43,075,119

Common Stocks—10.4%

Aerospace & Defense—0.1%
Elbit Systems, Ltd.	165	21,738
General Dynamics Corp.	86	12,799
Howmet Aerospace, Inc.	462	13,185
Huntington Ingalls Industries, Inc.	66	11,252
L3Harris Technologies, Inc.	58	10,963
Lockheed Martin Corp.	59	20,944
MTU Aero Engines AG	22	5,732
Northrop Grumman Corp.	68	20,721
Raytheon Technologies Corp.	372	26,602
Safran S.A. (b)	66	9,360
Textron, Inc.	85	4,108
TransDigm Group, Inc. (b)	21	12,996

		170,400

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	19,807
DSV Panalpina A/S	67	11,213
Expeditors International of Washington, Inc.	329	31,291
SG Holdings Co., Ltd.	200	5,460
United Parcel Service, Inc. - Class B	78	13,135
Yamato Holdings Co., Ltd.	600	15,326

		96,232

Airlines—0.0%
Air Canada (b)	392	7,012
Alaska Air Group, Inc.	228	11,856
American Airlines Group, Inc.	353	5,567
ANA Holdings, Inc. (b)	1,300	28,742
Delta Air Lines, Inc.	247	9,932
Southwest Airlines Co.	310	14,449

		77,558

Auto Components—0.1%
Aisin Seiki Co., Ltd.	500	15,026
BorgWarner, Inc.	411	15,881
Denso Corp.	300	17,862
Magna International, Inc.	373	26,405
Security Description	Shares	Value

Auto Components—(Continued)
NGK Spark Plug Co., Ltd.	900	15,409
Stanley Electric Co., Ltd.	500	16,135
Sumitomo Electric Industries, Ltd.	1,600	21,225
Toyoda Gosei Co., Ltd.	500	14,535

		142,478

Automobiles—0.0%
Ferrari NV	35	8,094
Fiat Chrysler Automobiles NV (b)	393	7,028
Ford Motor Co.	1,063	9,344
Honda Motor Co., Ltd.	900	25,135
Isuzu Motors, Ltd.	700	6,664
Renault S.A. (b)	162	7,088
Subaru Corp.	500	10,019

		73,372

Banks—0.2%
ABN AMRO Bank NV (b)	1,431	14,038
Bank Leumi Le-Israel B.M.	5,327	31,443
Bank of America Corp.	695	21,065
Bank of East Asia, Ltd. (The)	2,800	6,002
Bank of Montreal	294	22,353
Bank of Nova Scotia (The)	409	22,106
BOC Hong Kong Holdings, Ltd.	6,000	18,234
Canadian Imperial Bank of Commerce	295	25,196
Chiba Bank, Ltd. (The)	1,300	7,169
Citizens Financial Group, Inc.	100	3,576
Comerica, Inc.	216	12,066
Concordia Financial Group, Ltd.	4,100	14,542
Danske Bank A/S (b)	1,002	16,617
Fifth Third Bancorp	693	19,106
Fukuoka Financial Group, Inc.	1,000	17,924
Huntington Bancshares, Inc.	1,176	14,853
Israel Discount Bank, Ltd. - Class A	1,713	6,609
Japan Post Bank Co., Ltd.	2,200	18,174
KeyCorp	1,042	17,099
Mitsubishi UFJ Financial Group, Inc.	3,700	16,386
Mizrahi Tefahot Bank, Ltd.	747	17,314
Mizuho Financial Group, Inc.	1,950	24,857
People’s United Financial, Inc.	2,608	33,721
Regions Financial Corp.	748	12,058
Resona Holdings, Inc.	7,900	27,818
Royal Bank of Canada	373	30,648
Shinsei Bank, Ltd.	1,300	16,133
Shizuoka Bank, Ltd. (The)	1,700	12,523
Skandinaviska Enskilda Banken AB - Class A (b)	1,128	11,579
Sumitomo Mitsui Financial Group, Inc.	500	15,472
SVB Financial Group (b)	28	10,859
Toronto-Dominion Bank (The)	524	29,606
Truist Financial Corp.	478	22,911
U.S. Bancorp	317	14,769
Wells Fargo & Co.	75	2,264
Zions Bancorp N.A.	255	11,077

		618,167

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.3%
Anheuser-Busch InBev S.A.	304	$21,244
Asahi Group Holdings, Ltd.	500	20,609
Brown-Forman Corp. - Class B	381	30,263
Budweiser Brewing Co. APAC, Ltd.	7,200	23,802
Carlsberg A/S - Class B	223	35,751
Coca-Cola Amatil, Ltd.	2,832	28,244
Coca-Cola Bottlers Japan Holdings, Inc.	1,400	21,874
Coca-Cola Co. (The)	625	34,275
Coca-Cola European Partners plc	298	14,849
Coca-Cola HBC AG (b)	445	14,473
Constellation Brands, Inc. - Class A	184	40,305
Davide Campari-Milano NV	2,465	28,195
Diageo plc	846	33,435
Heineken Holding NV	193	18,180
Heineken NV	157	17,509
Ito En, Ltd.	500	31,638
Kirin Holdings Co., Ltd.	900	21,249
Molson Coors Beverage Co. - Class B	858	38,773
Monster Beverage Corp. (b)	604	55,858
PepsiCo, Inc.	264	39,151
Pernod-Ricard S.A.	165	31,629
Remy Cointreau S.A.	156	28,994
Suntory Beverage & Food, Ltd.	900	31,854
Treasury Wine Estates, Ltd.	1,886	13,681

		675,835

Biotechnology—0.1%
AbbVie, Inc.	277	29,681
Alexion Pharmaceuticals, Inc. (b)	119	18,593
Amgen, Inc.	95	21,842
Argenx SE (b)	62	18,276
Biogen, Inc. (b)	70	17,140
CSL, Ltd.	131	28,625
Galapagos NV (b)	186	18,302
Genmab A/S (b)	38	15,370
Gilead Sciences, Inc.	390	22,721
Grifols S.A.	1,405	41,017
Incyte Corp. (b)	154	13,395
PeptiDream, Inc. (b)	300	15,247
Regeneron Pharmaceuticals, Inc. (b)	29	14,010
Vertex Pharmaceuticals, Inc. (b)	100	23,634

		297,853

Building Products—0.1%
A.O. Smith Corp.	243	13,321
AGC, Inc.	400	13,969
Assa Abloy AB - Class B	828	20,366
Carrier Global Corp.	217	8,185
Fortune Brands Home & Security, Inc.	211	18,087
Johnson Controls International plc	346	16,120
Kingspan Group plc (b)	231	16,216
Lixil Corp.	700	15,204
Masco Corp.	184	10,107
Trane Technologies plc	162	23,516
Xinyi Glass Holdings, Ltd.	10,000	27,985

		183,076

Capital Markets—0.1%
Ameriprise Financial, Inc.	105	20,405
Amundi S.A. (b)	76	6,206
Bank of New York Mellon Corp. (The)	286	12,138
Cboe Global Markets, Inc.	116	10,802
CME Group, Inc.	61	11,105
Credit Suisse Group AG	573	7,371
Daiwa Securities Group, Inc.	3,000	13,683
Deutsche Boerse AG	142	24,107
EQT AB	362	9,252
Franklin Resources, Inc.	558	13,944
Intercontinental Exchange, Inc.	152	17,524
MarketAxess Holdings, Inc.	15	8,558
Moody’s Corp.	68	19,736
Morgan Stanley	307	21,039
Natixis S.A. (b)	4,060	13,974
Nomura Holdings, Inc.	1,300	6,882
Northern Trust Corp.	175	16,300
Raymond James Financial, Inc.	184	17,603
S&P Global, Inc.	75	24,655
SBI Holdings, Inc.	400	9,503
Singapore Exchange, Ltd.	1,200	8,446
State Street Corp.	189	13,755
T. Rowe Price Group, Inc.	106	16,047
UBS Group AG	1,081	15,119

		338,154

Chemicals—0.4%
Air Liquide S.A.	205	33,646
Air Products & Chemicals, Inc.	114	31,147
Air Water, Inc.	1,400	24,979
Akzo Nobel NV	224	24,062
Albemarle Corp.	222	32,749
Arkema S.A.	111	12,688
Celanese Corp.	185	24,039
CF Industries Holdings, Inc.	777	30,078
Chr Hansen Holding A/S (b)	260	26,751
Clariant AG	402	8,541
Corteva, Inc.	1,073	41,547
Croda International plc	383	34,603
Dow, Inc.	495	27,472
DuPont de Nemours, Inc.	317	22,542
Eastman Chemical Co.	280	28,078
Ecolab, Inc.	148	32,021
EMS-Chemie Holding AG	17	16,399
FMC Corp.	321	36,893
Givaudan S.A.	8	33,698
International Flavors & Fragrances, Inc.	271	29,495
Johnson Matthey plc	683	22,675
JSR Corp.	600	16,759
Kansai Paint Co., Ltd.	500	15,406
Kuraray Co., Ltd.	1,200	12,817
Linde plc	132	34,783
LyondellBasell Industries NV - Class A	277	25,390
Mitsubishi Chemical Holdings Corp.	5,300	32,241
Mitsubishi Gas Chemical Co., Inc.	800	18,420
Mitsui Chemicals, Inc.	500	14,689

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Mosaic Co. (The)	1,020	$23,470
Nippon Paint Holdings Co., Ltd.	135	14,840
Nippon Sanso Holdings Corp.	800	14,884
Nissan Chemical Corp.	300	18,803
Novozymes A/S - B Shares	354	20,316
Nutrien, Ltd.	331	15,925
PPG Industries, Inc.	292	42,112
Sherwin-Williams Co. (The)	44	32,336
Sika AG	62	16,926
Solvay S.A.	129	15,288
Sumitomo Chemical Co., Ltd.	5,100	20,546
Symrise AG	201	26,585
Teijin, Ltd.	1,000	18,856
Toray Industries, Inc.	4,200	24,922
Tosoh Corp.	1,500	23,503
Yara International ASA	278	11,541

		1,085,461

Commercial Services & Supplies—0.1%
Brambles, Ltd.	1,541	12,625
Cintas Corp.	40	14,138
Rentokil Initial plc (b)	1,860	12,971
Republic Services, Inc.	273	26,290
Rollins, Inc.	744	29,068
Sohgo Security Services Co., Ltd.	400	20,761
Waste Management, Inc.	145	17,100

		132,953

Communications Equipment—0.1%
Arista Networks, Inc. (b)	54	15,691
Cisco Systems, Inc.	486	21,748
F5 Networks, Inc. (b)	138	24,280
Juniper Networks, Inc.	721	16,230
Motorola Solutions, Inc.	69	11,734
Nokia Oyj (b)	5,627	21,460
Telefonaktiebolaget LM Ericsson - B Shares	2,475	29,351

		140,494

Construction & Engineering—0.0%
ACS Actividades de Construccion y Servicios S.A.	414	13,745
Ferrovial S.A.	334	9,229
Jacobs Engineering Group, Inc.	116	12,639
Quanta Services, Inc.	222	15,989
Vinci S.A.	59	5,871
WSP Global, Inc.	217	20,558

		78,031

Construction Materials—0.0%
HeidelbergCement AG	232	17,354
LafargeHolcim, Ltd. (b)	321	17,616
Martin Marietta Materials, Inc.	132	37,484
Taiheiyo Cement Corp.	500	12,579
Vulcan Materials Co.	224	33,222

		118,255

Consumer Finance—0.0%
Isracard, Ltd.	1	2
Synchrony Financial	391	13,572

		13,574

Containers & Packaging—0.1%
AMCOR plc	2,640	31,073
Avery Dennison Corp.	275	42,655
Ball Corp.	379	35,315
International Paper Co.	780	38,782
Packaging Corp. of America	269	37,098
Sealed Air Corp.	695	31,824
WestRock Co.	847	36,870

		253,617

Distributors—0.0%
Genuine Parts Co.	133	13,357
LKQ Corp. (b)	668	23,540
Pool Corp.	21	7,823

		44,720

Diversified Financial Services—0.0%
Berkshire Hathaway, Inc. - Class B (b)	69	15,999
Industrivarden AB - C Shares (b)	1,131	36,630
Investor AB - B Shares	346	25,288
Wendel S.A.	163	19,519

		97,436

Diversified Telecommunication Services—0.5%
Altice Europe NV (b)	3,014	19,623
AT&T, Inc.	2,197	63,186
BCE, Inc.	1,434	61,319
BT Group plc	10,412	18,846
Cellnex Telecom S.A.	446	26,775
CenturyLink, Inc.	5,869	57,223
Deutsche Telekom AG	1,851	33,826
Elisa Oyj	1,285	70,146
HKT Trust & HKT, Ltd.	57,000	73,993
Iliad S.A.	126	25,884
Infrastrutture Wireless Italiane S.p.A.	3,118	37,797
Koninklijke KPN NV	10,656	32,307
Nippon Telegraph & Telephone Corp.	2,100	53,847
Orange S.A.	4,738	56,390
PCCW, Ltd.	87,000	52,395
Proximus SADP	2,395	47,502
Singapore Telecommunications, Ltd.	11,500	20,077
Spark New Zealand, Ltd.	9,951	33,645
Swisscom AG	185	99,657
Telecom Italia S.p.A.	45,365	20,892
Telefonica Deutschland Holding AG	6,430	17,725
Telenor ASA	2,176	36,852
Telia Co. AB	5,718	23,662
Telstra Corp., Ltd.	9,327	21,446
TELUS Corp.	2,156	42,700
United Internet AG	314	13,231

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Verizon Communications, Inc.	1,847	$108,511

		1,169,457

Electric Utilities—1.0%
Alliant Energy Corp.	1,779	91,672
American Electric Power Co., Inc.	872	72,611
AusNet Services	30,001	40,782
Chubu Electric Power Co., Inc.	6,900	83,080
Chugoku Electric Power Co., Inc. (The)	19,100	225,023
CK Infrastructure Holdings, Ltd.	3,665	19,698
CLP Holdings, Ltd.	6,000	55,544
Duke Energy Corp.	646	59,148
Edison International	1,127	70,798
EDP - Energias de Portugal S.A.	6,048	38,111
Electricite de France S.A. (b)	1,467	23,236
Elia Group S.A.	232	27,647
Emera, Inc.	1,236	52,532
Endesa S.A.	1,050	28,790
Enel S.p.A.	2,139	21,600
Entergy Corp.	571	57,009
Evergy, Inc.	1,157	64,225
Eversource Energy	772	66,786
Exelon Corp.	1,499	63,288
FirstEnergy Corp.	1,310	40,099
Fortis, Inc.	2,288	93,468
Fortum Oyj	931	22,396
HK Electric Investments & HK Electric Investments, Ltd.	63,000	62,006
Hydro One, Ltd.	2,971	66,870
Iberdrola S.A.	3,314	47,395
Kansai Electric Power Co., Inc. (The)	13,800	131,223
Kyushu Electric Power Co., Inc.	8,000	69,270
NextEra Energy, Inc.	672	51,845
NRG Energy, Inc.	1,373	51,556
Orsted A/S	302	61,767
Pinnacle West Capital Corp.	832	66,518
Power Assets Holdings, Ltd.	9,500	51,531
PPL Corp.	2,238	63,112
Red Electrica Corp. S.A.	3,005	61,786
Southern Co. (The)	1,166	71,627
SSE plc	1,792	36,935
Terna Rete Elettrica Nazionale S.p.A.	6,076	46,358
Tohoku Electric Power Co., Inc.	8,600	71,273
Tokyo Electric Power Co. Holdings, Inc. (b)	22,300	58,854
Verbund AG	388	33,197
Xcel Energy, Inc.	1,028	68,537

		2,489,203

Electrical Equipment—0.1%
ABB, Ltd.	1,343	37,565
Eaton Corp. plc	241	28,954
Emerson Electric Co.	316	25,397
Melrose Industries plc (b)	5,185	12,645
Rockwell Automation, Inc.	79	19,814
Siemens Gamesa Renewable Energy S.A.	300	12,179

		136,554

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	239	31,254
Corning, Inc.	617	22,212
FLIR Systems, Inc.	296	12,974
Halma plc	1,348	45,167
Hamamatsu Photonics KK	500	28,627
Hirose Electric Co., Ltd.	210	31,838
Ibiden Co., Ltd.	300	13,944
IPG Photonics Corp. (b)	79	17,679
Keyence Corp.	52	29,265
Keysight Technologies, Inc. (b)	104	13,737
Murata Manufacturing Co., Ltd.	200	18,012
TDK Corp.	73	11,010
TE Connectivity, Ltd.	227	27,483
Venture Corp., Ltd.	2,000	29,508
Vontier Corp. (b)	208	6,947
Yokogawa Electric Corp.	500	9,979
Zebra Technologies Corp. - Class A (b)	14	5,381

		355,017

Energy Equipment & Services—0.0%
Baker Hughes Co.	1,387	28,919
Halliburton Co.	895	16,915
NOV, Inc.	1,801	24,728
Schlumberger NV	993	21,677
Tenaris S.A.	2,159	17,442

		109,681

Entertainment—0.2%
Activision Blizzard, Inc.	566	52,553
Capcom Co., Ltd.	700	45,511
Electronic Arts, Inc.	347	49,829
Koei Tecmo Holdings Co., Ltd.	600	36,679
Konami Holdings Corp.	700	39,400
Live Nation Entertainment, Inc. (b)	441	32,405
Netflix, Inc. (b)	75	40,555
Nexon Co., Ltd.	1,300	40,037
Nintendo Co., Ltd.	41	26,166
Square Enix Holdings Co., Ltd.	400	24,273
Take-Two Interactive Software, Inc. (b)	318	66,077
Toho Co., Ltd.	800	33,743
UBISOFT Entertainment S.A. (b)	256	24,668
Vivendi S.A.	338	10,900
Walt Disney Co. (The) (b)	261	47,288

		570,084

Equity Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc.	98	17,466
Ascendas Real Estate Investment Trust	4,100	9,232
AvalonBay Communities, Inc.	54	8,663
Canadian Apartment Properties	312	12,253
CapitaLand Integrated Commercial Trust	6,300	10,282
Covivio	175	16,122
Crown Castle International Corp.	131	20,854
Daiwa House REIT Investment Corp.	9	22,261
Digital Realty Trust, Inc.	90	12,556

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Duke Realty Corp.	426	$17,027
Equinix, Inc.	18	12,855
Equity Residential	429	25,431
Essex Property Trust, Inc.	49	11,634
Extra Space Storage, Inc.	129	14,946
Federal Realty Investment Trust	179	15,236
Gecina S.A.	44	6,794
GLP J-REIT	8	12,615
Healthpeak Properties, Inc.	366	11,064
Host Hotels & Resorts, Inc.	799	11,689
Iron Mountain, Inc.	293	8,638
Japan Real Estate Investment Corp.	11	63,525
Japan Retail Fund Investment Corp.	9	16,413
Kimco Realty Corp.	1,166	17,502
Link REIT	1,600	14,578
Mid-America Apartment Communities, Inc.	124	15,710
Mirvac Group	7,066	14,397
Nippon Building Fund, Inc.	10	57,918
Nippon Prologis REIT, Inc.	11	34,339
Nomura Real Estate Master Fund, Inc.	7	10,016
Orix JREIT, Inc.	6	9,920
Prologis, Inc.	203	20,231
Public Storage	55	12,701
Realty Income Corp.	177	11,004
Regency Centers Corp.	217	9,893
Simon Property Group, Inc.	99	8,443
SL Green Realty Corp.	297	17,695
UDR, Inc.	253	9,723
United Urban Investment Corp.	5	6,187
Vicinity Centres	3,449	4,274
Vornado Realty Trust	240	8,962
Welltower, Inc.	160	10,339
Weyerhaeuser Co.	560	18,777

		670,165

Food & Staples Retailing—0.4%
Aeon Co., Ltd.	900	29,543
Alimentation Couche-Tard, Inc. - Class B	376	12,814
Carrefour S.A.	714	12,243
Coles Group, Ltd.	1,551	21,701
Cosmos Pharmaceutical Corp.	139	22,456
Costco Wholesale Corp.	133	50,112
Empire Co., Ltd.	1,142	31,212
George Weston, Ltd.	693	51,764
ICA Gruppen AB	607	30,329
J Sainsbury plc	8,471	26,133
Jeronimo Martins SGPS S.A.	990	16,742
Kobe Bussan Co., Ltd.	800	24,693
Koninklijke Ahold Delhaize NV	1,052	29,709
Kroger Co. (The)	1,229	39,033
Lawson, Inc.	1,800	83,878
Loblaw Cos., Ltd.	1,549	76,434
Metro, Inc.	2,319	103,480
Seven & i Holdings Co., Ltd.	1,000	35,512
Sundrug Co., Ltd.	600	23,945
Sysco Corp.	442	32,823

Food & Staples Retailing—(Continued)
Tesco plc	3,349	10,573
Tsuruha Holdings, Inc.	159	22,669
Walgreens Boots Alliance, Inc.	789	31,465
Walmart, Inc.	333	48,002
Welcia Holdings Co., Ltd.	800	30,181
WM Morrison Supermarkets plc	7,958	19,303
Woolworths Group, Ltd.	687	20,836

		937,585

Food Products—0.6%
a2 Milk Co., Ltd. (b)	1,860	16,131
Ajinomoto Co., Inc.	6,700	151,833
Archer-Daniels-Midland Co.	946	47,688
Associated British Foods plc (b)	716	22,184
Barry Callebaut AG	20	47,507
Calbee, Inc.	1,400	42,168
Campbell Soup Co.	1,427	68,995
Conagra Brands, Inc.	1,175	42,605
Danone S.A.	252	16,563
General Mills, Inc.	1,006	59,153
Hershey Co. (The)	328	49,964
Hormel Foods Corp.	1,839	85,716
J.M. Smucker Co. (The)	645	74,562
Kellogg Co.	1,113	69,262
Kerry Group plc - Class A	192	27,814
Kikkoman Corp.	300	20,837
Kraft Heinz Co. (The)	1,180	40,899
Lamb Weston Holdings, Inc.	446	35,118
McCormick & Co., Inc.	442	42,255
MEIJI Holdings Co., Ltd.	500	35,159
Mondelez International, Inc. - Class A	740	43,268
Mowi ASA	808	17,996
Nestle S.A.	477	56,157
NH Foods, Ltd.	500	22,009
Nisshin Seifun Group, Inc.	1,400	22,287
Nissin Foods Holdings Co., Ltd.	500	42,848
Orkla ASA	1,360	13,798
Saputo, Inc.	1,060	29,671
Toyo Suisan Kaisha, Ltd.	800	38,925
Tyson Foods, Inc. - Class A	594	38,277
WH Group, Ltd.	25,500	21,382
Wilmar International, Ltd.	10,700	37,676
Yakult Honsha Co., Ltd.	600	30,246
Yamazaki Baking Co., Ltd.	5,891	98,445

		1,509,398

Gas Utilities—0.2%
AltaGas, Ltd.	803	11,809
APA Group	4,843	36,059
Atmos Energy Corp.	460	43,898
Enagas S.A.	1,099	24,132
Hong Kong & China Gas Co., Ltd.	39,639	59,308
Naturgy Energy Group S.A.	1,074	25,064
Osaka Gas Co., Ltd.	5,300	108,570
Snam S.p.A.	6,452	36,232
Toho Gas Co., Ltd.	1,400	93,013

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
Tokyo Gas Co., Ltd.	6,300	$146,453

		584,538

Health Care Equipment & Supplies—0.4%
ABIOMED, Inc. (b)	67	21,721
Alcon, Inc. (b)	285	19,026
Align Technology, Inc. (b)	29	15,497
Ambu A/S - Class B	851	36,744
Asahi Intecc Co., Ltd.	500	18,253
Baxter International, Inc.	154	12,357
Becton Dickinson & Co.	118	29,526
BioMerieux	304	42,870
Boston Scientific Corp. (b)	655	23,547
Carl Zeiss Meditec AG	248	33,000
Cochlear, Ltd.	203	29,602
Coloplast A/S - Class B	272	41,551
Cooper Cos., Inc. (The)	67	24,342
Danaher Corp.	14	3,110
Demant A/S (b)	481	18,988
DENTSPLY SIRONA, Inc.	281	14,713
DexCom, Inc. (b)	34	12,570
DiaSorin S.p.A.	178	37,059
Edwards Lifesciences Corp. (b)	172	15,692
Fisher & Paykel Healthcare Corp., Ltd.	1,821	43,244
Hologic, Inc. (b)	278	20,247
Hoya Corp.	100	13,823
IDEXX Laboratories, Inc. (b)	28	13,996
Intuitive Surgical, Inc. (b)	36	29,452
Koninklijke Philips NV (b)	529	28,310
Medtronic plc	184	21,554
Olympus Corp.	1,400	30,646
ResMed, Inc.	67	14,241
Siemens Healthineers AG	447	22,885
Smith & Nephew plc	1,755	36,648
Sonova Holding AG (b)	94	24,200
STERIS plc	27	5,118
Straumann Holding AG	16	18,634
Stryker Corp.	116	28,425
Sysmex Corp.	262	31,509
Teleflex, Inc.	25	10,289
Terumo Corp.	1,000	41,825
Varian Medical Systems, Inc. (b)	180	31,502
West Pharmaceutical Services, Inc.	31	8,783
Zimmer Biomet Holdings, Inc.	155	23,884

		949,383

Health Care Providers & Services—0.2%
Alfresa Holdings Corp.	1,400	25,671
AmerisourceBergen Corp.	202	19,747
Amplifon S.p.A. (b)	332	13,758
Anthem, Inc.	56	17,981
Cardinal Health, Inc.	267	14,300
Centene Corp. (b)	249	14,947
Cigna Corp.	38	7,911
CVS Health Corp.	222	15,163
DaVita, Inc. (b)	149	17,493

Health Care Providers & Services—(Continued)
Fresenius Medical Care AG & Co. KGaA	240	20,018
HCA Healthcare, Inc.	110	18,091
Henry Schein, Inc. (b)	254	16,982
Humana, Inc.	54	22,155
Laboratory Corp. of America Holdings (b)	131	26,665
McKesson Corp.	78	13,566
Medipal Holdings Corp.	1,400	26,317
NMC Health plc (b) (c) (d)	1,427	0
Orpea S.A. (b)	130	17,132
Quest Diagnostics, Inc.	205	24,430
Ramsay Health Care, Ltd.	253	12,137
Ryman Healthcare, Ltd.	2,139	23,415
Sonic Healthcare, Ltd.	887	22,034
Suzuken Co., Ltd.	1,100	39,788
UnitedHealth Group, Inc.	80	28,054
Universal Health Services, Inc. - Class B	172	23,650

		481,405

Health Care Technology—0.0%
Cerner Corp.	294	23,073
M3, Inc.	241	22,796

		45,869

Hotels, Restaurants & Leisure—0.1%
Aristocrat Leisure, Ltd.	633	15,148
Carnival Corp.	275	5,957
Chipotle Mexican Grill, Inc. (b)	9	12,480
Compass Group plc	868	16,197
Darden Restaurants, Inc.	118	14,056
Domino’s Pizza, Inc.	42	16,105
Entain plc (b)	969	15,041
Evolution Gaming Group AB	130	13,180
Flutter Entertainment plc (b)	74	15,158
Genting Singapore, Ltd.	23,400	15,025
Hilton Worldwide Holdings, Inc.	113	12,572
La Francaise des Jeux SAEM	356	16,278
Las Vegas Sands Corp.	151	9,000
Marriott International, Inc.- Class A	73	9,630
McDonald’s Corp.	115	24,677
Melco Resorts & Entertainment, Ltd. (ADR)	686	12,725
MGM Resorts International	130	4,096
Norwegian Cruise Line Holdings, Ltd. (b)	127	3,230
Oriental Land Co., Ltd.	100	16,529
Restaurant Brands International, Inc.	240	14,675
Sodexo S.A.	204	17,268
Starbucks Corp.	162	17,331
Tabcorp Holdings, Ltd.	5,066	15,247
Whitbread plc (b)	303	12,856
Wynn Macau, Ltd. (b)	6,800	11,433
Wynn Resorts, Ltd.	103	11,622
Yum! Brands, Inc.	224	24,317

		371,833

Household Durables—0.1%
Barratt Developments plc (b)	787	7,220
Berkeley Group Holdings plc	212	13,761

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Casio Computer Co., Ltd.	500	$9,159
Garmin, Ltd.	85	10,171
Leggett & Platt, Inc.	448	19,847
Lennar Corp. - Class A	214	16,313
Mohawk Industries, Inc. (b)	95	13,390
Newell Brands, Inc.	1,144	24,287
PulteGroup, Inc.	400	17,248
Rinnai Corp.	200	23,234
Sekisui Chemical Co., Ltd.	1,100	20,868
Sekisui House, Ltd.	500	10,187
Sharp Corp.	900	13,662
Sony Corp.	100	10,054
Taylor Wimpey plc (b)	3,189	7,250
Whirlpool Corp.	110	19,854

		236,505

Household Products—0.2%
Church & Dwight Co., Inc.	453	39,515
Clorox Co. (The)	217	43,817
Colgate-Palmolive Co.	642	54,897
Essity AB - Class B	354	11,377
Henkel AG & Co. KGaA	256	24,643
Kimberly-Clark Corp.	301	40,584
Lion Corp.	2,600	63,000
Pigeon Corp.	700	28,932
Procter & Gamble Co. (The)	582	80,979
Unicharm Corp.	700	33,213

		420,957

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	2,137	50,219
Brookfield Renewable Corp. - Class A	298	17,385
Uniper SE	833	28,742

		96,346

Industrial Conglomerates—0.1%
3M Co.	82	14,333
CK Hutchison Holdings, Ltd.	1,500	10,475
DCC plc	59	4,193
General Electric Co.	1,309	14,137
Jardine Matheson Holdings, Ltd.	500	28,004
Jardine Strategic Holdings, Ltd.	400	9,954
Keppel Corp., Ltd.	7,100	28,863
Roper Technologies, Inc.	26	11,208
Smiths Group plc	842	17,427
Toshiba Corp.	200	5,601

		144,195

Insurance—0.2%
Aegon NV	4,643	18,542
Aflac, Inc.	367	16,320
Allstate Corp. (The)	126	13,851
American International Group, Inc.	88	3,332
Aon plc - Class A	84	17,747
Arthur J. Gallagher & Co.	129	15,959

Insurance—(Continued)
Assurant, Inc.	156	21,250
Chubb, Ltd.	124	19,086
Cincinnati Financial Corp.	187	16,338
Dai-ichi Life Holdings, Inc.	800	12,152
Everest Re Group, Ltd.	65	15,216
Fairfax Financial Holdings, Ltd.	18	6,135
Gjensidige Forsikring ASA	678	15,134
Globe Life, Inc.	194	18,422
Hannover Rueck SE	125	19,862
Hartford Financial Services Group, Inc. (The)	341	16,702
Insurance Australia Group, Ltd.	2,215	8,036
Japan Post Holdings Co., Ltd.	1,800	14,023
Manulife Financial Corp.	616	10,961
Marsh & McLennan Cos., Inc.	100	11,700
Medibank Private, Ltd.	3,848	8,935
Poste Italiane S.p.A.	1,605	16,295
Principal Financial Group, Inc.	264	13,097
Progressive Corp. (The)	129	12,756
Prudential Financial, Inc.	155	12,101
Sampo Oyj - A Shares	300	12,723
SCOR SE (b)	379	12,246
Sompo Holdings, Inc.	200	8,158
Swiss Life Holding AG	40	18,620
T&D Holdings, Inc.	1,400	16,569
Tokio Marine Holdings, Inc.	500	25,902
Travelers Cos., Inc. (The)	119	16,704
Tryg A/S	480	15,139
Unum Group	352	8,075

		488,088

Interactive Media & Services—0.1%
Adevinta ASA (b)	960	16,118
Alphabet, Inc. - Class A (b)	28	49,074
Auto Trader Group plc	3,229	26,334
Facebook, Inc. - Class A (b)	179	48,896
Kakaku.com, Inc.	900	24,711
REA Group, Ltd.	187	21,480
Scout24 AG	478	39,158
Seek, Ltd.	620	13,650
Twitter, Inc. (b)	638	34,548
Z Holdings Corp.	4,300	26,080

		300,049

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (b)	5	16,285
Booking Holdings, Inc. (b)	8	17,818
Delivery Hero SE (b)	134	20,798
eBay, Inc.	510	25,628
Etsy, Inc. (b)	69	12,276
Expedia Group, Inc.	147	19,463
HelloFresh SE (b)	345	26,661
Just Eat Takeaway (b)	86	9,694
Mercari, Inc. (b)	200	8,889
Ocado Group plc (b)	365	11,437
Prosus NV (b)	188	20,224
Rakuten, Inc. (b)	1,000	9,604

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Direct Marketing Retail—(Continued)
Zalando SE (b)	150	$16,713
ZOZO, Inc.	400	9,892

		225,382

IT Services—0.3%
Accenture plc - Class A	102	26,643
Adyen NV (b)	7	16,288
Akamai Technologies, Inc. (b)	127	13,334
Atos SE (b)	128	11,705
Automatic Data Processing, Inc.	96	16,915
Capgemini SE	149	23,106
CGI, Inc. (b)	414	32,846
Cognizant Technology Solutions Corp. - Class A	236	19,340
Computershare, Ltd.	2,436	27,429
Edenred	251	14,242
Fidelity National Information Services, Inc.	128	18,107
Fiserv, Inc. (b)	165	18,787
Fujitsu, Ltd.	62	8,975
Global Payments, Inc.	92	19,819
GMO Payment Gateway, Inc.	100	13,359
International Business Machines Corp.	103	12,966
Itochu Techno-Solutions Corp.	400	14,241
Jack Henry & Associates, Inc.	21	3,402
Leidos Holdings, Inc.	103	10,827
MasterCard, Inc. - Class A	94	33,552
NEC Corp.	600	32,126
Nexi S.p.A. (b)	1,115	22,149
Nomura Research Institute, Ltd.	600	21,439
NTT Data Corp.	1,500	20,555
Obic Co., Ltd.	100	20,112
Otsuka Corp.	500	26,346
Paychex, Inc.	233	21,711
PayPal Holdings, Inc. (b)	133	31,149
SCSK Corp.	200	11,448
Shopify, Inc. - Class A (b)	14	15,808
TIS, Inc.	900	18,458
VeriSign, Inc. (b)	79	17,096
Visa, Inc. - A Shares	125	27,341
Western Union Co. (The)	776	17,025
Wix.com, Ltd. (b)	53	13,248
Worldline S.A. (b)	206	19,925

		691,819

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	361	31,245
Hasbro, Inc.	140	13,095
Sega Sammy Holdings, Inc.	1,200	18,937
Shimano, Inc.	100	23,354
Yamaha Corp.	100	5,895

		92,526

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	250	29,622
Bio-Rad Laboratories, Inc. - Class A (b)	21	12,242
Eurofins Scientific SE (b)	260	21,816

Life Sciences Tools & Services—(Continued)
Illumina, Inc. (b)	54	19,980
IQVIA Holdings, Inc. (b)	85	15,229
Lonza Group AG	19	12,203
Mettler-Toledo International, Inc. (b)	12	13,676
PerkinElmer, Inc.	95	13,632
QIAGEN NV (b)	740	38,382
Sartorius Stedim Biotech	88	31,365
Thermo Fisher Scientific, Inc.	46	21,426
Waters Corp. (b)	104	25,732

		255,305

Machinery—0.2%
Caterpillar, Inc.	163	29,669
CNH Industrial NV (b)	2,030	25,724
Cummins, Inc.	51	11,582
Daifuku Co., Ltd.	200	24,755
Dover Corp.	179	22,599
Flowserve Corp.	254	9,360
Hino Motors, Ltd.	800	6,852
Hitachi Construction Machinery Co., Ltd.	600	17,109
Hoshizaki Corp.	200	18,378
Ingersoll Rand, Inc. (b)	236	10,752
KION Group AG	187	16,258
Kone Oyj - Class B	450	36,517
Kurita Water Industries, Ltd.	300	11,483
Minebea Mitsumi, Inc.	600	11,937
Miura Co., Ltd.	200	11,172
Nabtesco Corp.	400	17,559
NSK, Ltd.	2,100	18,351
Otis Worldwide Corp.	177	11,956
Parker-Hannifin Corp.	60	16,345
Pentair plc	240	12,742
Sandvik AB (b)	372	9,093
Schindler Holding AG	66	17,765
Snap-on, Inc.	113	19,339
Spirax-Sarco Engineering plc	100	15,456
Stanley Black & Decker, Inc.	59	10,535
Techtronic Industries Co., Ltd.	2,000	28,636
Volvo AB - B Shares (b)	1,271	29,910
Wartsila Oyj Abp	488	4,855
Xylem, Inc.	298	30,334

		507,023

Marine—0.0%
AP Moller - Maersk A/S - Class A	5	10,376

Media—0.3%
Charter Communications, Inc. - Class A (b)	71	46,970
Comcast Corp. - Class A	953	49,937
CyberAgent, Inc.	700	48,296
Dentsu Group, Inc.	700	20,830
Discovery, Inc. - Class A (b)	1,421	42,758
DISH Network Corp. - Class A (b)	1,108	35,833
Fox Corp. - Class B (b)	1,387	40,057
Hakuhodo DY Holdings, Inc.	1,000	13,746
Informa plc (b)	2,694	20,244

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Interpublic Group of Cos., Inc. (The)	2,310	$54,331
News Corp. - Class B	2,565	45,580
Omnicom Group, Inc.	889	55,447
Pearson plc	2,894	26,806
Publicis Groupe S.A.	455	22,674
Quebecor, Inc. - Class B	1,202	30,935
SES S.A.	1,419	13,423
Shaw Communications, Inc. - Class B	2,144	37,628
ViacomCBS, Inc. - Class B	1,008	37,558

		643,053

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	191	13,443
Anglo American plc	418	13,922
Antofagasta plc	1,171	23,082
ArcelorMittal S.A. (b)	844	19,369
B2Gold Corp.	2,902	16,255
Barrick Gold Corp.	917	20,892
BHP Group plc	1,086	28,620
BHP Group, Ltd.	559	18,212
Boliden AB	532	18,826
Evolution Mining, Ltd.	5,211	19,803
Evraz plc	2,698	17,411
Freeport-McMoRan, Inc.	767	19,957
Fresnillo plc	1,564	24,195
Hitachi Metals, Ltd.	1,100	16,756
JFE Holdings, Inc. (b)	3,100	29,771
Kinross Gold Corp.	2,118	15,541
Kirkland Lake Gold, Ltd.	433	17,893
Newmont Corp.	1,060	63,483
Nippon Steel Corp. (b)	700	9,079
Norsk Hydro ASA	3,967	18,303
Northern Star Resources, Ltd.	2,705	26,173
Nucor Corp.	593	31,542
Sumitomo Metal Mining Co., Ltd.	400	17,783
Wheaton Precious Metals Corp.	453	18,919
Yamana Gold, Inc.	2,681	15,312

		534,542

Multi-Utilities—0.5%
AGL Energy, Ltd.	3,392	31,276
Algonquin Power & Utilities Corp.	4,648	76,499
Ameren Corp.	1,578	123,179
Atco, Ltd. - Class I	682	19,551
Canadian Utilities, Ltd. - Class A	1,597	39,006
CenterPoint Energy, Inc.	2,518	54,489
CMS Energy Corp.	1,688	102,985
Consolidated Edison, Inc.	1,410	101,901
Dominion Energy, Inc.	1,568	117,914
DTE Energy Co.	654	79,402
E.ON SE	2,865	31,730
Engie S.A. (b)	2,003	30,668
National Grid plc	3,648	43,450
NiSource, Inc.	3,301	75,725
Public Service Enterprise Group, Inc.	1,265	73,749
RWE AG	788	33,282

Multi-Utilities—(Continued)
Sempra Energy	424	54,022
Suez S.A.	1,593	31,576
Veolia Environnement S.A.	1,577	38,582
WEC Energy Group, Inc.	1,079	99,300

		1,258,286

Multiline Retail—0.1%
Dollar General Corp.	63	13,249
Dollar Tree, Inc. (b)	182	19,663
Dollarama, Inc.	256	10,434
Pan Pacific International Holdings Corp.	2,300	53,128
Ryohin Keikaku Co., Ltd.	500	10,215
Target Corp.	142	25,067
Wesfarmers, Ltd.	774	30,097

		161,853

Oil, Gas & Consumable Fuels—0.6%
Ampol, Ltd.	1,638	35,924
Apache Corp.	848	12,033
BP plc	11,874	40,903
Cabot Oil & Gas Corp.	1,946	31,681
Cameco Corp.	3,277	43,894
Canadian Natural Resources, Ltd.	656	15,765
Cenovus Energy, Inc.	1,983	12,073
Chevron Corp.	534	45,096
Concho Resources, Inc.	585	34,135
ConocoPhillips	848	33,911
Devon Energy Corp.	1,016	16,063
Diamondback Energy, Inc.	429	20,764
Enbridge, Inc.	1,352	43,240
ENEOS Holdings, Inc.	15,700	56,443
EOG Resources, Inc.	499	24,885
Equinor ASA	1,768	29,336
Exxon Mobil Corp.	1,222	50,371
Galp Energia SGPS S.A.	2,986	31,942
Hess Corp.	619	32,677
HollyFrontier Corp.	982	25,385
Idemitsu Kosan Co., Ltd.	2,976	65,528
Imperial Oil, Ltd.	1,218	23,118
Inpex Corp.	4,300	23,237
Inter Pipeline, Ltd.	1,889	17,615
Keyera Corp.	873	15,514
Kinder Morgan, Inc.	1,803	24,647
Koninklijke Vopak NV	1,335	70,005
Lundin Energy AB	806	21,765
Marathon Oil Corp.	2,724	18,169
Neste Oyj	628	45,366
Occidental Petroleum Corp.	900	15,579
Oil Search, Ltd.	10,738	30,728
OMV AG	631	25,474
ONEOK, Inc.	607	23,297
Origin Energy, Ltd.	8,153	29,964
Parkland Corp.	543	17,230
Pembina Pipeline Corp.	1,224	28,944
Phillips 66	465	32,522
Pioneer Natural Resources Co.	229	26,081

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Repsol S.A.	2,445	$24,648
Royal Dutch Shell plc - B Shares	1,444	24,878
Santos, Ltd.	5,202	25,158
Suncor Energy, Inc.	771	12,932
TC Energy Corp.	932	37,891
Valero Energy Corp.	471	26,644
Washington H Soul Pattinson & Co., Ltd.	1,053	24,452
Williams Cos., Inc. (The)	1,550	31,077
Woodside Petroleum, Ltd.	1,717	30,113

		1,429,097

Paper & Forest Products—0.0%
Mondi plc	549	12,958
OJI Holdings Corp.	5,800	33,038
Svenska Cellulosa AB SCA - Class B (b)	1,214	21,173

		67,169

Personal Products—0.1%
Beiersdorf AG	348	40,122
Estee Lauder Cos., Inc. (The) - Class A	186	49,511
Kao Corp.	400	30,926
Kobayashi Pharmaceutical Co., Ltd.	300	36,674
Kose Corp.	149	25,464
L’Oreal S.A.	140	53,194
Pola Orbis Holdings, Inc.	1,200	24,386
Shiseido Co., Ltd.	400	27,747
Unilever plc	272	16,374
Unilever plc (Amsterdam Traded Shares)	353	21,375

		325,773

Pharmaceuticals—0.3%
Astellas Pharma, Inc.	800	12,368
AstraZeneca plc	317	31,671
Bausch Health Cos., Inc. (b)	558	11,577
Bayer AG	246	14,459
Bristol-Myers Squibb Co.	353	21,897
Canopy Growth Corp. (b)	323	7,948
Catalent, Inc. (b)	96	9,991
Chugai Pharmaceutical Co., Ltd.	600	32,033
Daiichi Sankyo Co., Ltd.	700	23,996
Eisai Co., Ltd.	300	21,465
Eli Lilly and Co.	166	28,027
GlaxoSmithKline plc	1,357	24,864
H Lundbeck A/S	585	20,039
Hikma Pharmaceuticals plc	881	30,347
Hisamitsu Pharmaceutical Co., Inc.	300	17,837
Johnson & Johnson	142	22,348
Kyowa Kirin Co., Ltd.	1,200	32,797
Merck & Co., Inc.	405	33,129
Merck KGaA	150	25,712
Nippon Shinyaku Co., Ltd.	400	26,270
Novo Nordisk A/S - Class B	285	19,935
Ono Pharmaceutical Co., Ltd.	900	27,123
Orion Oyj - Class B	418	19,161
Otsuka Holdings Co., Ltd.	900	38,588

Pharmaceuticals—(Continued)
Perrigo Co. plc	415	18,559
Pfizer, Inc.	643	23,669
Recordati Industria Chimica e Farmaceutica S.p.A.	673	37,197
Roche Holding AG	69	24,075
Sanofi	249	24,059
Santen Pharmaceutical Co., Ltd.	2,300	37,362
Shionogi & Co., Ltd.	200	10,932
Sumitomo Dainippon Pharma Co., Ltd.	1,700	25,081
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,226
Takeda Pharmaceutical Co., Ltd.	738	26,754
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	1,418	13,684
UCB S.A.	265	27,391
Viatris, Inc. (b)	1,077	20,183
Vifor Pharma AG	64	10,089
Zoetis, Inc.	58	9,599

		882,442

Professional Services—0.1%
Equifax, Inc.	97	18,705
Nielsen Holdings plc	692	14,442
Nihon M&A Center, Inc.	100	6,692
Robert Half International, Inc.	330	20,618
SGS S.A.	12	36,176
Thomson Reuters Corp.	382	31,265
Verisk Analytics, Inc.	124	25,741
Wolters Kluwer NV	156	13,167

		166,806

Real Estate Management & Development—0.1%
Aeon Mall Co., Ltd.	1,000	16,562
Aroundtown S.A.	2,045	15,292
Azrieli Group, Ltd.	94	5,983
CBRE Group, Inc. - Class A (b)	281	17,624
CK Asset Holdings, Ltd.	3,000	15,431
Daito Trust Construction Co., Ltd.	100	9,353
Daiwa House Industry Co., Ltd.	600	17,910
Deutsche Wohnen SE	353	18,844
Mitsubishi Estate Co., Ltd.	1,000	16,149
Sumitomo Realty & Development Co., Ltd.	300	9,270
Swiss Prime Site AG	83	8,160
Vonovia SE	239	17,428
Wharf Real Estate Investment Co., Ltd.	2,596	13,536

		181,542

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	25,238
Canadian National Railway Co.	88	9,675
Canadian Pacific Railway, Ltd.	70	24,281
CSX Corp.	245	22,234
J.B. Hunt Transport Services, Inc.	132	18,038
Kansas City Southern	81	16,534
Keio Corp.	400	31,056
Kintetsu Group Holdings Co., Ltd.	900	39,496
Kyushu Railway Co.	900	19,443
MTR Corp., Ltd.	2,000	11,187

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Nagoya Railroad Co., Ltd.	1,000	$26,406
Nippon Express Co., Ltd.	500	33,639
Odakyu Electric Railway Co., Ltd.	1,100	34,578
Old Dominion Freight Line, Inc.	43	8,393
Seibu Holdings, Inc.	1,900	18,660
Tobu Railway Co., Ltd.	200	5,982
Union Pacific Corp.	74	15,408

		360,248

Semiconductors & Semiconductor Equipment—0.1%
Advantest Corp.	300	22,523
Analog Devices, Inc.	146	21,569
Applied Materials, Inc.	118	10,183
ASM Pacific Technology, Ltd.	2,300	30,361
Broadcom, Inc.	50	21,893
Disco Corp.	56	18,888
Infineon Technologies AG	431	16,540
Intel Corp.	167	8,320
Lasertec Corp.	100	11,763
Microchip Technology, Inc.	182	25,136
Micron Technology, Inc. (b)	176	13,232
NVIDIA Corp.	10	5,222
Qorvo, Inc. (b)	85	14,133
QUALCOMM, Inc.	125	19,043
Renesas Electronics Corp. (b)	2,000	20,986
Rohm Co., Ltd.	173	16,780
Skyworks Solutions, Inc.	105	16,052
STMicroelectronics NV	309	11,449
SUMCO Corp.	500	10,978
Texas Instruments, Inc.	132	21,665
Xilinx, Inc.	135	19,139

		355,855

Software—0.2%
Adobe, Inc. (b)	42	21,005
Autodesk, Inc. (b)	72	21,985
AVEVA Group plc	298	13,010
Blackberry, Ltd. (b)	1,611	10,682
Citrix Systems, Inc.	124	16,132
Constellation Software, Inc.	22	28,568
CyberArk Software, Ltd. (b)	117	18,906
Dassault Systemes SE	153	31,081
Fortinet, Inc. (b)	40	5,941
Intuit, Inc.	51	19,372
Microsoft Corp.	101	22,464
Nice, Ltd. (b)	114	32,201
NortonLifeLock, Inc.	848	17,621
Open Text Corp.	775	35,216
Oracle Corp.	295	19,084
Oracle Corp. Japan	100	13,012
Paycom Software, Inc. (b)	37	16,733
Sage Group plc (The)	3,242	25,823
SAP SE	201	26,413
ServiceNow, Inc. (b)	17	9,357
Synopsys, Inc. (b)	150	38,886
TeamViewer AG (b)	401	21,476

Software—(Continued)
Temenos AG	115	16,047
Topicus.com, Inc. (b)	40	151
Trend Micro, Inc. (b)	700	40,300
Tyler Technologies, Inc. (b)	41	17,897
WiseTech Global, Ltd.	533	12,619

		551,982

Specialty Retail—0.1%
ABC-Mart, Inc.	300	16,693
Advance Auto Parts, Inc.	47	7,403
AutoZone, Inc. (b)	19	22,523
Best Buy Co., Inc.	138	13,771
CarMax, Inc. (b)	115	10,863
Gap, Inc. (The)	426	8,601
Hennes & Mauritz AB - B Shares (b)	750	15,666
Hikari Tsushin, Inc.	26	6,080
Home Depot, Inc. (The)	11	2,922
Industria de Diseno Textil S.A	342	10,890
Kingfisher plc (b)	4,407	16,307
L Brands, Inc.	276	10,264
Nitori Holdings Co., Ltd.	100	20,965
O’Reilly Automotive, Inc. (b)	47	21,271
Ross Stores, Inc.	223	27,387
Shimamura Co., Ltd.	200	20,981
Tiffany & Co.	211	27,736
TJX Cos., Inc. (The)	422	28,818
Tractor Supply Co.	124	17,432
Ulta Beauty, Inc. (b)	70	20,101
USS Co., Ltd.	1,200	24,275
Yamada Holdings Co., Ltd.	5,500	29,224

		380,173

Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc.	76	10,084
Canon, Inc.	1,200	23,044
FUJIFILM Holdings Corp.	900	47,466
HP, Inc.	794	19,524
Logitech International S.A.	218	21,144
NetApp, Inc.	274	18,150
Ricoh Co., Ltd.	3,100	20,353
Seagate Technology plc	253	15,727
Seiko Epson Corp.	700	10,405
Xerox Holdings Corp.	336	7,792

		193,689

Textiles, Apparel & Luxury Goods—0.1%
Adidas AG (b)	57	20,750
Cie Financiere Richemont S.A.	337	30,452
EssilorLuxottica S.A.	112	17,467
Gildan Activewear, Inc.	409	11,436
Hanesbrands, Inc.	786	11,460
Hermes International	40	43,014
Kering S.A.	8	5,816
Moncler S.p.A. (b)	129	7,891
NIKE, Inc. - Class B	162	22,918

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Pandora A/S	152	$16,981
Puma SE (b)	222	25,030
PVH Corp.	44	4,131
Ralph Lauren Corp.	166	17,221
Swatch Group AG (The) - Bearer Shares	79	21,531
Tapestry, Inc.	426	13,240
Under Armour, Inc. - Class A (b)	694	11,916
VF Corp.	294	25,111

		306,365

Tobacco—0.1%
Altria Group, Inc.	744	30,504
British American Tobacco plc	361	13,427
Imperial Brands plc	882	18,532
Japan Tobacco, Inc.	1,200	24,454
Philip Morris International, Inc.	495	40,981
Swedish Match AB	287	22,295

		150,193

Trading Companies & Distributors—0.0%
Ashtead Group plc	172	8,094
Fastenal Co.	194	9,473
Ferguson plc	77	9,364
Marubeni Corp.	3,300	21,995
MonotaRO Co., Ltd.	200	10,169
United Rentals, Inc. (b)	65	15,074
WW Grainger, Inc.	67	27,359

		101,528

Transportation Infrastructure—0.0%
Aena SME S.A. (b)	35	6,112
Aeroports de Paris (b)	108	14,019
Atlantia S.p.A. (b)	164	2,944
Auckland International Airport, Ltd. (b)	4,470	24,430
Sydney Airport (b)	3,397	16,800
Transurban Group	1,608	16,950

		81,255

Water Utilities—0.0%
American Water Works Co., Inc.	295	45,273
Severn Trent plc	873	27,342
United Utilities Group plc	2,922	35,940

		108,555

Wireless Telecommunication Services—0.1%
KDDI Corp.	2,100	62,364
Rogers Communications, Inc. - Class B	828	38,548
SoftBank Corp.	2,800	35,103
SoftBank Group Corp.	300	23,495
T-Mobile U.S., Inc. (b)	472	63,649
Tele2 AB - B Shares	2,432	32,146
Vodafone Group plc	16,068	26,442

		281,747

Total Common Stocks (Cost $23,569,368)		27,008,562

Mutual Funds—10.3%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—10.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $24,463,364)	193,481	26,725,531

U.S. Treasury & Government Agencies—8.6%

U.S. Treasury—8.6%
U.S. Treasury Inflation Indexed Bonds
3.375%, 04/15/32 (a)	6,454,624	9,828,404
3.875%, 04/15/29 (a)	2,217,474	3,193,990
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23 (a)	1,128,070	1,171,716
0.125%, 01/15/30 (a)	4,048,200	4,514,169
0.250%, 01/15/25 (a)	549,675	593,027
0.250%, 07/15/29 (a)	2,035,900	2,303,759
0.375%, 07/15/25 (a)	549,000	602,858

Total U.S. Treasury & Government Agencies (Cost $21,236,492)		22,207,923

Preferred Stocks—0.0%

Automobiles—0.0%
Bayerische Motoren Werke (BMW) AG	211	14,230

Health Care Equipment & Supplies—0.0%
Sartorius AG	33	13,831

Total Preferred Stocks (Cost $20,685)		28,061

Short-Term Investments—42.5%

Mutual Funds—3.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (e)	7,472,203	7,472,203
UBS Select Treasury Institutional Fund, Institutional Class, 0.010% (e)	1,732,858	1,732,858

		9,205,061

Repurchase Agreement—27.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $71,668,936; collateralized by U.S. Treasury Notes with rates ranging from 1.625% - 1.875%, due 08/31/22, and an aggregate market value of $73,102,399.	71,668,936	71,668,936

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—11.2%
U.S. Treasury Bills
0.080%, 03/18/21 (f)	14,000,000	$13,998,013
0.095%, 01/26/21 (f) (g)	15,000,000	14,999,565

		28,997,578

Total Short-Term Investments (Cost $109,870,643)		109,871,575

Total Investments—88.4% (Cost $217,589,416)		228,916,771
Other assets and liabilities (net)—11.6%		29,972,142

Net Assets—100.0%		$258,888,913

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $14,999,565.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $6,163,939, which is 2.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,000,000	SSBT	01/28/21	USD	756,525	$(14,632)
CAD	2,300,000	BBP	01/28/21	USD	1,787,220	(19,863)
CHF	600,000	BNP	01/28/21	USD	675,348	(2,871)
EUR	2,800,000	BBP	01/28/21	USD	3,422,800	248
EUR	19,800,000	SSBT	01/28/21	USD	24,213,812	11,480
EUR	24,652	SSBT	01/28/21	USD	30,298	165
GBP	13,100,000	BNY	01/28/21	USD	17,438,877	(478,745)
GBP	800,000	SSBT	01/28/21	USD	1,076,663	(17,543)
HKD	4,600,000	BNP	01/28/21	USD	593,357	(56)
JPY	618,900,000	BBH	01/28/21	USD	5,966,112	(29,494)

Net Unrealized Depreciation						$(551,311)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	01/15/21	6	EUR	749,436	$10,130
Australian 10 Year Treasury Bond Futures	03/15/21	238	AUD	35,040,759	86,789
Bloomberg Commodity Index Futures	03/17/21	633	USD	4,931,070	251,238
Brent Crude Oil Futures	02/26/21	44	USD	2,280,080	15,281
Canada Government Bond 10 Year Futures	03/22/21	211	CAD	31,460,100	(1,368)
Cattle Feeder Futures	03/25/21	19	USD	1,332,138	18,897
Cocoa Futures	05/13/21	1	USD	25,350	135
Cocoa Futures	03/16/21	59	USD	1,535,770	10,262
Coffee “C” Futures	03/19/21	19	USD	913,781	138,893
Copper Futures	03/29/21	19	USD	1,671,525	169,286
Corn Futures	12/14/21	56	USD	1,217,300	172,498
Cotton No. 2 Futures	03/09/21	21	USD	820,260	100,372
DAX Index Futures	03/19/21	2	EUR	687,300	25,863
Euro-BTP Futures	03/08/21	47	EUR	7,144,470	76,001
Euro-Bobl Futures	03/08/21	133	EUR	17,978,940	27,191
Euro-Bund Futures	03/08/21	52	EUR	9,237,280	57,342
Euro-Buxl 30 Year Bond Futures	03/08/21	19	EUR	4,279,560	75,087
FTSE 100 Index Futures	03/19/21	15	GBP	963,000	(5,800)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Gold 100 oz. Futures	02/24/21	32	USD	6,064,320	$119,486
Goldman Sachs Commodity Index Futures	01/19/21	82	USD	8,389,625	452,726
Hang Seng Index Futures	01/28/21	7	HKD	9,526,650	50,984
IBEX 35 Index Futures	01/15/21	7	EUR	564,949	531
Interest Rate Swap 10 Year Futures	03/15/21	589	USD	57,712,797	114,045
Interest Rate Swap 5 Year Futures	03/15/21	804	USD	80,544,469	147,971
Japanese Government 10 Year Bond Mini Futures	03/12/21	473	JPY	7,182,032,000	(96,565)
LME Aluminum Futures	03/15/21	40	USD	1,977,500	59,597
LME Nickel Futures	03/15/21	13	USD	1,295,424	85,656
LME Zinc Futures	03/15/21	24	USD	1,649,598	86,165
Lean Hogs Futures	02/12/21	13	USD	365,430	17,207
Lean Hogs Futures	04/15/21	1	USD	28,900	1,895
Live Cattle Futures	02/26/21	38	USD	1,748,380	23,228
Live Cattle Futures	04/30/21	2	USD	95,400	411
Live Cattle Futures	06/30/21	3	USD	137,640	3,632
Low Sulphur Gas Oil Futures	03/11/21	29	USD	1,232,500	(2,978)
MSCI Emerging Markets Index Mini Futures	03/19/21	404	USD	26,021,640	742,308
Natural Gas Futures	02/24/21	66	USD	1,667,160	(127,680)
Natural Gas Futures	03/29/21	22	USD	558,360	(37,730)
New York Harbor ULSD Futures	01/29/21	11	USD	685,608	2,227
New York Harbor ULSD Futures	02/26/21	9	USD	561,481	(2,756)
OMX Stockholm 30 Index Futures	01/15/21	29	SEK	5,446,925	(5,386)
RBOB Gasoline Futures	01/29/21	1	USD	59,224	9,720
RBOB Gasoline Futures	02/26/21	20	USD	1,188,936	20,013
Russell 2000 Index E-Mini Futures	03/19/21	270	USD	26,659,800	741,698
S&P 500 Index E-Mini Futures	03/19/21	124	USD	23,242,560	545,790
S&P TSX 60 Index Futures	03/18/21	9	CAD	1,852,020	(17,977)
SPI 200 Index Futures	03/18/21	11	AUD	1,797,675	(9,153)
Silver Futures	03/29/21	20	USD	2,641,200	252,924
Soybean Futures	03/12/21	16	USD	1,048,800	94,350
Soybean Meal Futures	03/12/21	24	USD	1,030,560	153,032
Soybean Oil Futures	03/12/21	35	USD	890,400	91,803
Sugar No. 11 Futures	02/26/21	4	USD	69,395	8,424
Sugar No. 11 Futures	04/30/21	64	USD	1,052,262	50,480
TOPIX Index Futures	03/11/21	7	JPY	126,315,000	15,528
U.S. Treasury Long Bond Futures	03/22/21	251	USD	43,470,063	(538,808)
U.S. Treasury Note 10 Year Futures	03/22/21	94	USD	12,979,344	5,191
U.S. Treasury Note 2 Year Futures	03/31/21	137	USD	30,273,789	30,519
U.S. Treasury Note 5 Year Futures	03/31/21	26	USD	3,280,266	6,290
United Kingdom Long Gilt Bond Futures	03/29/21	134	GBP	18,162,360	289,326
Wheat Futures	03/12/21	38	USD	1,216,950	64,198
Wheat Futures	07/14/21	4	USD	125,650	8,838

Net Unrealized Appreciation					$4,685,257

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	0.250%	Semi-Annually	03/17/23	USD	77,000,000	$79,610	$45,990	$33,620
Pay	3M LIBOR	Quarterly	0.250%	Semi-Annually	06/16/23	USD	32,954,000	26,808	1,078	25,730

Totals								$106,418	$47,068	$59,350

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BNY)—	Bank of New York Mellon
(SSBT)—	State Street Bank and Trust Co.

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$43,075,119	$—	$43,075,119
Common Stocks
Aerospace & Defense	133,570	36,830	—	170,400
Air Freight & Logistics	64,233	31,999	—	96,232
Airlines	48,816	28,742	—	77,558
Auto Components	42,286	100,192	—	142,478
Automobiles	9,344	64,028	—	73,372
Banks	325,333	292,834	—	618,167
Beverages	253,474	422,361	—	675,835
Biotechnology	161,016	136,837	—	297,853
Building Products	89,336	93,740	—	183,076
Capital Markets	223,611	114,543	—	338,154
Chemicals	509,969	575,492	—	1,085,461
Commercial Services & Supplies	86,596	46,357	—	132,953
Communications Equipment	89,683	50,811	—	140,494
Construction & Engineering	49,186	28,845	—	78,031
Construction Materials	70,706	47,549	—	118,255
Consumer Finance	13,572	2	—	13,574
Containers & Packaging	253,617	—	—	253,617
Distributors	44,720	—	—	44,720
Diversified Financial Services	15,999	81,437	—	97,436
Diversified Telecommunication Services	332,939	836,518	—	1,169,457
Electric Utilities	1,171,701	1,317,502	—	2,489,203
Electrical Equipment	74,165	62,389	—	136,554
Electronic Equipment, Instruments & Components	137,667	217,350	—	355,017
Energy Equipment & Services	92,239	17,442	—	109,681
Entertainment	288,707	281,377	—	570,084
Equity Real Estate Investment Trusts	361,292	308,873	—	670,165
Food & Staples Retailing	477,139	460,446	—	937,585
Food Products	727,433	781,965	—	1,509,398
Gas Utilities	55,707	528,831	—	584,538
Health Care Equipment & Supplies	380,566	568,817	—	949,383
Health Care Providers & Services	281,135	200,270	0	481,405
Health Care Technology	23,073	22,796	—	45,869
Hotels, Restaurants & Leisure	192,473	179,360	—	371,833
Household Durables	121,110	115,395	—	236,505
Household Products	259,792	161,165	—	420,957
Independent Power and Renewable Electricity Producers	67,604	28,742	—	96,346
Industrial Conglomerates	39,678	104,517	—	144,195
Insurance	265,752	222,336	—	488,088
Interactive Media & Services	132,518	167,531	—	300,049
Internet & Direct Marketing Retail	91,470	133,912	—	225,382

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$369,916	$321,903	$—	$691,819
Leisure Products	13,095	79,431	—	92,526
Life Sciences Tools & Services	151,539	103,766	—	255,305
Machinery	185,213	321,810	—	507,023
Marine	—	10,376	—	10,376
Media	477,034	166,019	—	643,053
Metals & Mining	233,237	301,305	—	534,542
Multi-Utilities	1,017,722	240,564	—	1,258,286
Multiline Retail	68,413	93,440	—	161,853
Oil, Gas & Consumable Fuels	793,233	635,864	—	1,429,097
Paper & Forest Products	—	67,169	—	67,169
Personal Products	70,886	254,887	—	325,773
Pharmaceuticals	220,611	661,831	—	882,442
Professional Services	110,771	56,035	—	166,806
Real Estate Management & Development	17,624	163,918	—	181,542
Road & Rail	114,563	245,685	—	360,248
Semiconductors & Semiconductor Equipment	195,587	160,268	—	355,855
Software	319,849	232,133	—	551,982
Specialty Retail	219,092	161,081	—	380,173
Technology Hardware, Storage & Peripherals	71,277	122,412	—	193,689
Textiles, Apparel & Luxury Goods	117,433	188,932	—	306,365
Tobacco	71,485	78,708	—	150,193
Trading Companies & Distributors	51,906	49,622	—	101,528
Transportation Infrastructure	—	81,255	—	81,255
Water Utilities	45,273	63,282	—	108,555
Wireless Telecommunication Services	102,197	179,550	—	281,747
Total Common Stocks	13,097,183	13,911,379	0	27,008,562
Total Mutual Funds*	26,725,531	—	—	26,725,531
Total U.S. Treasury & Government Agencies*	—	22,207,923	—	22,207,923
Total Preferred Stocks*	—	28,061	—	28,061
Short-Term Investments
Mutual Funds	9,205,061	—	—	9,205,061
Repurchase Agreement	—	71,668,936	—	71,668,936
U.S. Treasury	—	28,997,578	—	28,997,578
Total Short-Term Investments	9,205,061	100,666,514	—	109,871,575
Total Investments	$49,027,775	$179,888,996	$0	$228,916,771

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,893	$—	$11,893
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(563,204)	—	(563,204)
Total Forward Contracts	$—	$(551,311)	$—	$(551,311)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,531,458	$—	$—	$5,531,458
Futures Contracts (Unrealized Depreciation)	(846,201)	—	—	(846,201)
Total Futures Contracts	$4,685,257	$—	$—	$4,685,257
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$59,350	$—	$59,350

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

During the year ended December 31, 2020, a transfer from Level 2 to Level 3 in the amount of $33,499 was due to a trading halt on the security’s exchange which resulted in the lack of observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$157,247,835
Repurchase Agreement at value which equals cost	71,668,936
Cash	27,884,521
Cash denominated in foreign currencies (b)	490,415
Cash collateral for centrally cleared swap contracts	1,326,464
Unrealized appreciation on forward foreign currency exchange contracts	11,893
Receivable for:
Fund shares sold	51,426
Dividends and interest	305,582
Variation margin on futures contracts	821,691
Variation margin on centrally cleared swap contracts	6,442
Prepaid expenses	745

Total Assets	259,815,950
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	563,204
Payables for:
Investments purchased	42,487
Fund shares redeemed	4,969
Accrued Expenses:
Management fees	140,416
Distribution and service fees	54,023
Deferred trustees’ fees	121,938

Total Liabilities	927,037

Net Assets	$258,888,913

Net Assets Consist of:
Paid in surplus	$225,596,975
Distributable earnings (Accumulated losses)	33,291,938

Net Assets	$258,888,913

Net Assets
Class B	$258,888,913
Capital Shares Outstanding*
Class B	21,910,872
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $145,920,480.
(b)	Identified cost of cash denominated in foreign currencies was $486,892.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$1,471,537
Interest	83,872

Total investment income	1,555,409
Expenses
Management fees	1,496,694
Administration fees	61,933
Custodian and accounting fees	133,064
Distribution and service fees—Class B	575,669
Audit and tax services	93,499
Legal	56,462
Trustees’ fees and expenses	54,229
Shareholder reporting	26,091
Insurance	1,615
Miscellaneous	24,917

Total expenses	2,524,173

Net Investment Loss	(968,764)

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	1,346,352
Futures contracts	15,758,243
Swap contracts	3,570,987
Foreign currency transactions	1,366,822
Forward foreign currency transactions	(3,083,652)

Net realized gain	18,958,752

Net change in unrealized appreciation (depreciation) on:
Investments	3,584,052
Futures contracts	5,075,960
Swap contracts	405,565
Foreign currency transactions	(25,414)
Forward foreign currency transactions	(50,003)

Net change in unrealized appreciation	8,990,160

Net realized and unrealized gain	27,948,912

Net Increase in Net Assets From Operations	$26,980,148

(a)	Net of foreign withholding taxes of $39,349.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(968,764)	$1,250,214
Net realized gain	18,958,752	33,585,017
Net change in unrealized appreciation	8,990,160	7,395,873

Increase in net assets from operations	26,980,148	42,231,104

From Distributions to Shareholders
Class B	(22,399,082)	(7,176,006)

Total distributions	(22,399,082)	(7,176,006)

Increase in net assets from capital share transactions	21,515,073	2,436,192

Total increase in net assets	26,096,139	37,491,290

Net Assets
Beginning of period	232,792,774	195,301,484

End of period	$258,888,913	$232,792,774

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	3,386,940	$37,591,478	2,598,426	$29,371,730
Reinvestments	2,170,454	22,399,082	652,364	7,176,006
Redemptions	(3,457,413)	(38,475,487)	(3,043,266)	(34,111,544)

Net increase	2,099,981	$21,515,073	207,524	$2,436,192

Increase derived from capital shares transactions		$21,515,073		$2,436,192

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.75	$9.96	$11.62	$10.32	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.06	0.09	0.02	(0.06	)(b)
Net realized and unrealized gain (loss)	1.28	2.11	(0.93)	1.28	1.13

Total income (loss) from investment operations	1.23	2.17	(0.84)	1.30	1.07

Less Distributions
Distributions from net investment income	(0.38)	(0.38)	0.00	0.00	(0.18)
Distributions from net realized capital gains	(0.78)	0.00	(0.82)	0.00	(0.19)

Total distributions	(1.16)	(0.38)	(0.82)	0.00	(0.37)

Net Asset Value, End of Period	$11.82	$11.75	$9.96	$11.62	$10.32

Total Return (%) (c)	11.85	21.99	(7.59)	12.60	11.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.08	1.13	1.30
Net ratio of expenses to average net assets (%) (d)	1.10	1.10	1.08	1.13	1.30
Ratio of net investment income (loss) to average net assets (%)	(0.42)	0.57	0.82	0.20	(0.60	)(b)
Portfolio turnover rate (%)	85	46	20	30	1
Net assets, end of period (in millions)	$258.9	$232.8	$195.3	$257.0	$188.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements-December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $45,465,924 in the Subsidiary, representing 17.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the, but not limited to, overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had investments in repurchase agreements with a gross value of $71,668,936, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$59,350
	Unrealized appreciation on futures contracts (b) (c)	915,752	Unrealized depreciation on futures contracts (b) (c)	$636,741
Equity	Unrealized appreciation on futures contracts (b) (c)	2,132,832	Unrealized depreciation on futures contracts (b) (c)	38,316
Commodity	Unrealized appreciation on futures contracts (b) (c)	2,482,874	Unrealized depreciation on futures contracts (b) (c)	171,144
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	11,893	Unrealized depreciation on forward foreign currency exchange contracts	563,204

Total		$5,602,701		$1,409,405

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$248	$(248)	$—	$—
State Street Bank and Trust Co.	11,645	(11,645)	—	—

	$11,893	$(11,893)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon	$478,745	$—	$—	$478,745
Barclays Bank plc	19,863	(248)	—	19,615
BNP Paribas S.A.	2,927	—	—	2,927
Brown Brothers Harriman & Co.	29,494	—	—	29,494
State Street Bank and Trust Co.	32,175	(11,645)	—	20,530

	$563,204	$(11,893)	$—	$551,311

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$(3,083,652)	$(3,083,652)
Swap contracts . . . . . . . . . . . . . . . .	3,570,987	—	—	—	3,570,987
Futures contracts . . . . . . . . . . . . . . .	8,632,873	8,381,770	(1,256,400)	—	15,758,243

	$12,203,860	$8,381,770	$(1,256,400)	$(3,083,652)	$16,245,578

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$(50,003)	$(50,003)
Swap contracts . . . . . . . . . . . . . . . .	405,565	—	—	—	405,565
Futures contracts . . . . . . . . . . . . . . .	2,889,879	696,373	1,489,708	—	5,075,960

	$3,295,444	$696,373	$1,489,708	$(50,003)	$5,431,522

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	$54,333,509
Futures contracts long . . . . . . . . . . . . .	473,595,796
Futures contracts short . . . . . . . . . . . . .	(3,645,827)
Swap contracts . . . . . . . . . . . . . . . . . .	112,241,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$24,587,305	$73,350,731	$19,656,750	$73,540,871

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$1,496,694	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$218,502,018

Gross unrealized appreciation	14,889,113
Gross unrealized depreciation	(2,022,737)

Net unrealized appreciation (depreciation)	$12,866,376

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$14,951,965	$7,176,006	$7,447,117	$—	$22,399,082	$7,176,006

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$8,724,058	$11,831,337	$12,864,665	$—	$33,420,060

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PanAgora Global Diversified Risk Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the PanAgora Global Diversified Risk Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-39

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-40

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2020, and outperformed the same benchmark for the three-year and five-year periods ended October 31, 2020. The Board also noted that the Portfolio underperformed its blended benchmark for the one-, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-41

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 11.85%, 11.54%, and 11.63%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned 10.99%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19 related fears, which sparked a severe sell-off across global markets—equity markets entered bear-territory in record setting pace, spreads widened drastically, sovereigns yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and business as the virus took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery—supported by an easing in lockdown measures, fiscal and monetary policy support, and policymaker’s commitment to supportive policy stances. Congress discussed a Phase 4 stimulus bill while the Federal Reserve (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. Global equities gained—with the S&P 500 Index posting its best quarter since 1998—oil prices rose, and credit spreads tightened while the dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid a rebound in economic data, ongoing global policy support, and heightened optimism around a potential COVID-19 vaccine. On the U.S. policy front, the Fed announced a shift in its inflation framework—which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter—with the S&P 500 Index reaching new highs—though concerns regarding the trajectory of COVID-19 and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, credit spreads tightened, and the dollar weakened relative to its peers.

The market rally continued into the fourth quarter, bolstered by optimism about the COVID-19 vaccine rollout, the finalization of a Brexit (the U.K. withdrawal from the European Union) deal, and the announcement of an investment agreement between China and the European Union. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow, Russell 2000, and S&P 500 Indices all reaching record highs in December supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tighter, and the dollar weaker while developed market rates remained generally range-bound.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Real duration and curve positioning strategies in the U.S., which were partially implemented through the use of cash bonds, futures, and interest rate swaps, added to performance as rates fell in the U.S. amid the Fed’s supportive stance and supportive fiscal policy. Overweight U.S. breakeven inflation (the difference between nominal and real yields) positioning added to performance as inflation expectations in the U.S. increased. Tactical short exposure to U.K. breakeven inflation also contributed to performance as inflation expectations in the region fell. Spread sector exposure, including positions in investment-grade and high-yield corporate credit as well as Agency and non-Agency Mortgage-Backed Securities (“MBS”) contributed to performance. Within currencies, exposure to emerging market currencies through the use of currency forwards detracted from performance as these currencies depreciated versus the U.S. dollar over the period.

The Portfolio ended the period with a modest overweight duration position relative to the benchmark, largely driven by an overweight to real duration exposure in the U.S. We favored U.S. breakevens given expectations that remained below long-term fair value and the possible re-emergence of inflation risk premia. However, we will tactically seek opportunities globally, focusing on relative value across curves and countries. We continued to favor being short U.K. breakevens versus U.S. breakevens. Additionally, in the Eurozone, we held a modest overweight to Italian inflation-linked bond exposure given attractive auction dynamics and pricing relative to nominals in our view. Within tactical exposure to spread sectors, we remained cautious overall within generic corporate credit given continued fragilities and potential upcoming downgrades and were overweight U.S. Agency MBS and Danish mortgages given attractive valuations, in our view, and yield pickup. Within currencies, we maintained modest positions given heightened macroeconomic uncertainty.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Steve Rodosky

Daniel He

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	11.85	5.33	3.72
Class B	11.54	5.06	3.45
Class E	11.63	5.16	3.55
Bloomberg Barclays U.S. TIPS Index	10.99	5.08	3.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	119.9
Foreign Government	8.3
Asset-Backed Securities	6.8
Corporate Bonds & Notes	6.5
Mortgage-Backed Securities	3.6
Preferred Stocks	0.5
Purchased Options	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.54%	$1,000.00	$1,055.40	$2.79
	Hypothetical*	0.54%	$1,000.00	$1,022.42	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,053.90	$4.08
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$1,053.80	$3.61
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—119.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—16.3%
Fannie Mae 30 Yr. Pool
4.000%, 10/01/48	1,416,237	$1,514,324
4.000%, 03/01/49	4,655,027	4,954,447
4.000%, 05/01/50	971,169	1,033,636
4.000%, 06/01/50	2,869,994	3,066,557
4.000%, 07/01/50	2,792,875	2,983,366
Fannie Mae ARM Pool
1.944%, 12M MTA + 1.200%, 07/01/44 (a)	7,067	7,119
1.944%, 12M MTA + 1.200%, 09/01/44 (a)	11,886	11,973
2.880%, 1Y H15 + 2.360%, 11/01/34 (a)	229,052	241,028
Fannie Mae REMICS (CMO)
0.191%, 1M LIBOR + 0.060%, 07/25/37 (a)	172,809	169,922
0.210%, 1M LIBOR + 0.060%, 12/25/36 (a)	21,167	20,967
0.298%, 1M LIBOR + 0.150%, 08/25/34 (a)	25,954	25,741
0.498%, 1M LIBOR + 0.350%, 07/25/37 (a)	3,985	3,996
0.528%, 1M LIBOR + 0.380%, 07/25/37 (a)	41,827	42,083
2.742%, 05/25/35 (a)	120,287	122,424
Fannie Mae Whole Loan (CMO) 0.498%, 1M LIBOR + 0.350%, 05/25/42 (a)	29,746	29,890
Freddie Mac ARM Non-Gold Pool 2.713%, 1Y H15 + 2.225%, 01/01/34 (a)	21,737	22,718
Freddie Mac REMICS (CMO) 0.499%, 1M LIBOR + 0.350%, 07/15/44 (a)	2,285,814	2,296,972
Freddie Mac Strips (CMO) 0.609%, 1M LIBOR + 0.450%, 09/15/42 (a)	3,080,290	3,110,711
Freddie Mac Structured Pass-Through Securities (CMO)
0.278%, 1M LIBOR + 0.130%, 08/25/31 (a)	24,904	23,692
1.809%, 12M MTA + 1.200%, 10/25/44 (a)	1,301,594	1,326,548
1.944%, 12M MTA + 1.200%, 02/25/45 (a)	388,274	391,214
Ginnie Mae II 30 Yr. Pool 2.500%, TBA (b)	37,400,000	39,508,151
Government National Mortgage Association (CMO)
0.599%, 12M LIBOR + 0.150%, 08/20/68 (a)	3,591,369	3,558,652
0.970%, 1M LIBOR + 0.830%, 08/20/66 (a)	226,173	229,498
1.904%, 12M LIBOR + 0.750%, 04/20/67 (a)	2,774,464	2,827,265
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (b)	55,500,000	57,448,932
2.500%, TBA (b)	31,800,000	33,409,834
3.000%, TBA (b)	44,000,000	46,093,182
3.500%, TBA (b)	62,420,000	66,063,532
4.000%, TBA (b)	94,470,000	100,983,611

		371,521,985

U.S. Treasury—103.6%
U.S. Treasury Bond 1.625%, 11/15/50 (c) (d)	12,550,000	12,475,484
U.S. Treasury Inflation Indexed Bonds
0.250%, 02/15/50 (e)	11,971,178	14,247,824
0.625%, 02/15/43 (e)	9,739,844	12,127,789
0.750%, 02/15/42 (e) (f)	52,013,468	66,135,397
0.750%, 02/15/45 (e)	17,426,620	22,446,987
0.875%, 02/15/47 (e) (f)	41,566,394	55,814,835
1.000%, 02/15/46 (e) (f)	56,491,879	76,950,732
1.375%, 02/15/44 (e) (f)	84,922,993	122,159,516
1.750%, 01/15/28 (e) (f)	119,551,245	146,594,531

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
2.000%, 01/15/26 (e)	29,567,303	35,147,432
2.125%, 02/15/40 (e)	23,889,399	36,968,753
2.125%, 02/15/41 (e)	18,108,775	28,373,749
2.375%, 01/15/25 (e) (f)	66,260,002	77,412,408
2.375%, 01/15/27 (d) (e)	490,648	609,823
2.500%, 01/15/29 (e) (f)	41,780,188	54,863,879
3.375%, 04/15/32 (c) (e)	2,842,968	4,328,965
3.625%, 04/15/28 (e)	30,861,783	42,417,770
3.875%, 04/15/29 (e) (f)	32,183,019	46,355,560
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (e) (f)	66,765,961	66,994,533
0.125%, 01/15/22 (e) (f)	48,683,235	49,551,504
0.125%, 04/15/22 (e)	43,872,184	44,789,673
0.125%, 07/15/22 (e) (g) (h)	34,419,351	35,481,245
0.125%, 01/15/23 (e) (f) (g)	94,755,332	98,421,465
0.125%, 10/15/24 (e) (f)	62,715,876	67,233,012
0.125%, 04/15/25 (d) (e)	30,746,135	33,070,265
0.125%, 07/15/26 (e) (f)	104,167,509	114,526,985
0.125%, 01/15/30 (e) (f)	42,807,177	47,734,504
0.125%, 07/15/30 (e) (f)	89,598,447	100,461,104
0.250%, 01/15/25 (e)	33,859,980	36,530,438
0.250%, 07/15/29 (e) (f)	82,768,556	93,658,259
0.375%, 07/15/23 (e) (f)	75,341,784	79,801,595
0.375%, 07/15/25 (e)	33,542,802	36,833,443
0.375%, 01/15/27 (e) (f)	45,032,991	50,238,844
0.375%, 07/15/27 (e) (f)	45,225,506	50,865,822
0.500%, 04/15/24 (e) (f)	79,718,067	85,437,794
0.500%, 01/15/28 (e) (f)	78,503,653	88,985,036
0.625%, 04/15/23 (e) (f)	55,020,543	57,927,547
0.625%, 01/15/24 (e) (f) (h)	55,850,694	59,933,382
0.625%, 01/15/26 (e) (f)	135,167,576	150,841,664
0.750%, 07/15/28 (e) (f)	46,271,723	53,796,646
0.875%, 01/15/29 (c) (d) (e)	2,387,274	2,804,519
U.S. Treasury Notes 1.750%, 12/31/24 (d)	2,260,000	2,393,746

		2,363,744,459

Total U.S. Treasury & Government Agencies (Cost $2,552,452,674)		2,735,266,444

Foreign Government—8.3%

Municipal—0.0%
Ciudad Autonoma De Buenos Aires 37.981%, BADLAR + 5.000%, 01/23/22 (ARS) (a)	58,030,000	418,900

Sovereign—8.3%
Argentina Bocon 34.109%, BADLAR + 0.000%, 10/04/22 (ARS) (a)	152,606	970
Argentina Bonar Bond 36.174%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	14,686,000	97,699
Australia Government Bonds
1.250%, 02/21/22 (AUD) (e)	8,500,000	7,830,793
3.000%, 09/20/25 (AUD) (e)	11,150,000	12,970,730

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (e)	7,513,824	$7,797,695
France Government Bond OAT
0.100%, 03/01/26 (144A) (EUR) (e)	15,440,170	20,363,486
0.250%, 07/25/24 (EUR) (e)	4,140,942	5,389,080
Italy Buoni Poliennali Del Tesoro 1.400%, 05/26/25 (144A) (EUR) (e)	52,698,419	68,124,600
Japanese Government CPI Linked Bonds
0.100%, 03/10/28 (JPY) (e)	1,466,689,680	14,234,369
0.100%, 03/10/29 (JPY) (e)	1,540,473,420	14,980,285
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	5,780,230
New Zealand Government Inflation Linked Bonds
2.500%, 09/20/35 (NZD) (e)	1,621,800	1,750,585
3.000%, 09/20/30 (NZD) (e)	11,600,000	12,229,771
Peruvian Government International Bond 5.940%, 02/12/29 (144A) (PEN)	6,800,000	2,345,024
Qatar Government International Bond 3.875%, 04/23/23	2,500,000	2,687,000
United Kingdom Gilt Inflation Linked Bond 1.250%, 11/22/27 (GBP) (e)	6,278,269	11,379,233

		187,961,550

Total Foreign Government (Cost $175,139,720)		188,380,450

Asset-Backed Securities—6.8%

Asset-Backed - Home Equity—1.3%
ACE Securities Corp. Home Equity Loan Trust
0.348%, 1M LIBOR + 0.200%, 03/25/37 (a)	549,764	336,703
1.198%, 1M LIBOR + 1.050%, 12/25/33 (a)	1,542,147	1,525,472
Asset Backed Securities Corp. Home Equity Loan Trust 0.973%, 1M LIBOR + 0.825%, 04/25/34 (a)	1,606,461	1,566,363
Bear Stearns Asset-Backed Securities Trust 0.898%, 1M LIBOR + 0.750%, 12/25/35 (a)	64,825	64,335
Citigroup Mortgage Loan Trust, Inc.
0.293%, 1M LIBOR + 0.145%, 09/25/36 (144A) (a)	1,644,534	1,575,991
0.328%, 1M LIBOR + 0.180%, 03/25/37 (a)	1,121,885	1,008,462
0.838%, 1M LIBOR + 0.690%, 10/25/35 (a)	3,700,000	3,482,262
First NLC Trust 0.218%, 1M LIBOR + 0.070%, 08/25/37 (144A) (a)	974,001	599,914
GSAA Home Equity Trust 6.220%, 03/25/46 (h)	415,792	314,475
Home Equity Asset Trust
0.598%, 1M LIBOR + 0.450%, 02/25/36 (a)	2,400,000	2,301,999
0.943%, 1M LIBOR + 0.795%, 07/25/34 (a)	186,390	184,435
1.003%, 1M LIBOR + 0.855%, 08/25/34 (a)	432,197	429,475
HSI Asset Securitization Corp. Trust 0.198%, 1M LIBOR + 0.050%, 10/25/36 (a)	4,806	2,562
Master Asset-Backed Securities Trust 0.898%, 1M LIBOR + 0.750%, 10/25/35 (a)	125,021	120,172
Morgan Stanley ABS Capital, Inc. Trust
0.808%, 1M LIBOR + 0.660%, 01/25/35 (a)	736,006	712,507
0.823%, 1M LIBOR + 0.675%, 09/25/35 (a)	1,300,000	1,258,160

Asset-Backed - Home Equity—(Continued)
New Century Home Equity Loan Trust 0.913%, 1M LIBOR + 0.765%, 02/25/35 (a)	457,606	448,158
Nomura Home Equity Loan, Inc 0.583%, 1M LIBOR + 0.435%, 03/25/36 (a)	3,000,000	2,929,668
NovaStar Mortgage Funding Trust 0.853%, 1M LIBOR + 0.705%, 01/25/36 (a)	2,000,000	1,979,341
RASC Trust 0.608%, 1M LIBOR + 0.460%, 06/25/36 (a)	5,859,084	5,691,494
Soundview Home Loan Trust
0.208%, 1M LIBOR + 0.060%, 11/25/36 (144A) (a)	45,841	18,707
0.328%, 1M LIBOR + 0.180%, 07/25/37 (a)	442,095	419,892
0.348%, 1M LIBOR + 0.200%, 06/25/37 (a)	2,491,093	2,029,433

		28,999,980

Asset-Backed - Other—5.2%
Adagio CLO
0.660%, 3M EURIBOR + 0.660%, 10/15/29 (144A) (EUR) (a)	247,452	302,282
1.100%, 10/15/29 (144A) (EUR)	206,209	251,918
AlbaCore EURO CLO I DAC 1.530%, 3M EURIBOR + 1.530%, 07/18/31 (144A) (EUR) (a)	1,100,000	1,351,815
Argent Securities Trust 0.468%, 1M LIBOR + 0.320%, 05/25/36 (a)	252,243	94,469
Atlas Senior Loan Fund, Ltd. 1.530%, 3M LIBOR + 1.300%, 01/16/30 (144A) (a)	2,300,000	2,295,041
Atrium XII 1.046%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	2,388,052	2,380,651
Avery Point CLO, Ltd. 1.315%, 3M LIBOR + 1.100%, 04/25/26 (144A) (a)	835,419	834,420
Babson Euro CLO B.V. 0.309%, 3M EURIBOR + 0.820%, 10/25/29 (144A) (EUR) (a)	568,452	689,562
Bain Capital Credit, Ltd. 1.465%, 3M LIBOR + 1.250%, 07/25/30 (144A) (a)	3,398,490	3,398,714
Benefit Street Partners CLO, Ltd. 0.998%, 3M LIBOR + 0.780%, 07/18/27 (144A) (a)	589,147	587,961
Black Diamond CLO, Ltd.
0.650%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (a)	1,656,294	2,022,824
1.284%, 3M LIBOR + 1.050%, 10/03/29 (144A) (a)	1,070,251	1,069,637
Carlyle Global Market Strategies Euro CLO, Ltd. 0.730%, 3M EURIBOR + 0.730%, 09/21/29 (144A) (EUR) (a)	237,845	290,705
Catamaran CLO, Ltd. 1.067%, 3M LIBOR + 0.850%, 01/27/28 (144A) (a)	3,193,516	3,179,305
CIT Mortgage Loan Trust
1.498%, 1M LIBOR + 1.350%, 10/25/37 (144A) (a)	2,726,111	2,739,091
1.648%, 1M LIBOR + 1.500%, 10/25/37 (144A) (a)	4,400,000	4,383,843
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	566,693	576,487
Countrywide Asset-Backed Certificates 0.338%, 1M LIBOR + 0.190%, 11/25/37 (a)	7,790,187	7,327,364
Credit-Based Asset Servicing and Securitization LLC
0.268%, 1M LIBOR + 0.120%, 07/25/37 (144A) (a)	86,672	67,867
0.368%, 1M LIBOR + 0.220%, 07/25/37 (144A) (a)	1,727,367	1,371,823

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CSAB Mortgage-Backed Trust 6.220%, 09/25/36 (i)	469,261	$215,518
CWABS Asset-Backed Certificates Trust
0.678%, 1M LIBOR + 0.530%, 02/25/36 (a)	3,770,696	3,752,921
0.888%, 1M LIBOR + 0.740%, 08/25/47 (a)	36,712	35,929
Ellington Loan Acquisition Trust 1.248%, 1M LIBOR + 1.100%, 05/25/37 (144A) (a)	1,612,588	1,611,750
First Franklin Mortgage Loan Trust
0.268%, 1M LIBOR + 0.120%, 12/25/36 (a)	11,540,875	10,026,637
0.458%, 1M LIBOR + 0.310%, 07/25/36 (a)	2,861,322	2,720,943
GSAMP Trust 0.883%, 1M LIBOR + 0.735%, 09/25/35 (a)	171,942	170,714
Halcyon Loan Advisors Funding, Ltd. 1.138%, 3M LIBOR + 0.920%, 04/20/27 (144A) (a)	801,367	798,264
HSI Asset Securitization Corp. Trust 0.308%, 1M LIBOR + 0.160%, 05/25/37 (a)	265,109	260,593
ICG U.S. CLO, Ltd. 1.596%, 3M LIBOR + 1.400%, 10/22/31 (144A) (a)	200,000	200,341
Jamestown CLO, Ltd.
0.927%, 3M LIBOR + 0.690%, 07/15/26 (144A) (a)	246,242	245,902
1.438%, 3M LIBOR + 1.220%, 01/17/27 (144A) (a)	2,244,217	2,241,470
JPMorgan Mortgage Acquisition Trust 0.358%, 1M LIBOR + 0.210%, 10/25/36 (a)	145,707	142,287
Jubilee CLO B.V. 0.334%, 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (a)	1,275,524	1,558,000
KVK CLO, Ltd. 1.129%, 3M LIBOR + 0.900%, 01/14/28 (144A) (a)	1,586,551	1,575,033
Legacy Mortgage Asset Trust 3.750%, 04/25/59 (144A) (i)	496,369	501,029
LoanCore Issuer, Ltd. 1.289%, 1M LIBOR + 1.130%, 05/15/36 (144A) (a)	3,500,000	3,474,219
Long Beach Mortgage Loan Trust
0.268%, 1M LIBOR + 0.120%, 08/25/36 (a)	1,034,490	550,881
0.883%, 1M LIBOR + 0.735%, 08/25/35 (a)	275,393	275,168
Mackay Shields Euro CLO-2 DAC 1.550%, 3M EURIBOR + 1.550%, 08/15/33 (144A) (EUR) (a)	950,000	1,168,534
Man GLG Euro CLO II DAC 0.870%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	1,000,000	1,221,598
Marlette Funding Trust 2.690%, 09/17/29 (144A)	274,172	276,020
Morgan Stanley ABS Capital, Inc. Trust 1.123%, 1M LIBOR + 0.975%, 07/25/34 (a)	61,024	60,048
Morgan Stanley IXIS Real Estate Capital Trust 0.198%, 1M LIBOR + 0.050%, 11/25/36 (a)	594	268
Mountain View CLO LLC 1.320%, 3M LIBOR + 1.090%, 10/16/29 (144A) (a)	2,000,000	1,997,496
OCP CLO, Ltd.
1.035%, 3M LIBOR + 0.820%, 10/26/27 (144A) (a)	146,062	145,351
1.037%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	1,210,674	1,209,479
1.068%, 3M LIBOR + 0.850%, 04/17/27 (144A) (a)	347,579	346,659
OZLM XXIII, Ltd. 1.707%, 3M LIBOR + 1.470%, 04/15/32 (144A) (a)	5,800,000	5,803,521

Asset-Backed - Other—(Continued)
Palmer Square European Loan Funding DAC 0.870%, 3M EURIBOR + 0.870%, 02/15/30 (144A) (EUR) (a)	4,700,000	5,756,110
Palmer Square Loan Funding, Ltd. 1.115%, 3M LIBOR + 0.900%, 10/24/27 (144A) (a)	387,214	386,666
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.838%, 1M LIBOR + 0.690%, 05/25/35 (a)	124,891	124,592
0.883%, 1M LIBOR + 0.735%, 09/25/35 (a)	200,000	196,609
1.198%, 1M LIBOR + 1.050%, 10/25/34 (a)	4,000,000	3,964,460
Penta CLO B.V. 0.790%, 6M EURIBOR + 0.790%, 08/04/28 (144A) (EUR) (a)	851,344	1,039,936
RAAC Trust 0.658%, 1M LIBOR + 0.510%, 08/25/36 (a)	364,792	368,739
Saxon Asset Securities Trust 0.458%, 1M LIBOR + 0.310%, 09/25/37 (a)	919,959	891,873
Securitized Asset-Backed Receivables LLC Trust
0.298%, 1M LIBOR + 0.150%, 07/25/36 (a)	333,538	190,780
0.468%, 1M LIBOR + 0.320%, 07/25/36 (a)	3,577,300	1,748,094
Small Business Administration Participation Certificates 5.510%, 11/01/27	608,801	670,906
Sound Point CLO XIV, Ltd. 1.359%, 3M LIBOR + 1.150%, 01/23/29 (144A) (a)	2,700,000	2,697,054
Sound Point CLO XV, Ltd. 1.359%, 3M LIBOR + 1.150%, 01/23/29 (144A) (a)	2,000,000	1,993,408
SP-STATIC CLO 1, Ltd. 1.616%, 3M LIBOR + 1.400%, 07/22/28 (144A) (a)	2,920,568	2,926,970
Stanwich Mortgage Loan Co. LLC 3.375%, 08/15/24 (144A) (i)	356,688	355,161
Structured Asset Securities Corp. Mortgage Loan Trust
1.655%, 1M LIBOR + 1.500%, 04/25/35 (a)	123,298	121,955
Symphony CLO, Ltd. 1.179%, 3M LIBOR + 0.950%, 07/14/26 (144A) (a)	1,182,948	1,182,007
TCW CLO, Ltd. 1.281%, 3M LIBOR + 1.050%, 10/20/31 (144A) (a)	1,400,000	1,398,249
THL Credit Wind River CLO, Ltd.
1.107%, 3M LIBOR + 0.870%, 10/15/27 (144A) (a)	229,341	228,499
1.117%, 3M LIBOR + 0.880%, 01/15/26 (144A) (a)	164,719	164,501
Towd Point Mortgage Trust 1.148%, 1M LIBOR + 1.000%, 10/25/59 (144A) (a)	1,924,046	1,932,435
Tralee CLO, Ltd. 1.248%, 3M LIBOR + 1.030%, 10/20/27 (144A) (a)	1,640,259	1,636,554
Venture CLO, Ltd. 1.057%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	4,217,137	4,197,599
Venture CLO, Ltd.
Zero Coupon, 3M LIBOR + 1.020%, 04/20/29 (144A) (a)	500,000	500,000
1.117%, 3M LIBOR + 0.880%, 07/15/27 (144A) (a)	1,973,848	1,964,953
Voya CLO, Ltd. 0.935%, 3M LIBOR + 0.720%, 07/25/26 (144A) (a)	968,216	965,321
Z Capital Credit Partners CLO, Ltd. 1.180%, 3M LIBOR + 0.950%, 07/16/27 (144A) (a)	3,197,464	3,179,213

		118,584,996

Asset-Backed - Student Loan—0.3%
College Loan Corp. Trust 0.465%, 3M LIBOR + 0.250%, 01/25/24 (a)	900,000	884,471

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust
Zero Coupon, 3M EURIBOR + 0.270%, 06/17/24 (EUR) (a)	175,209	$213,985
0.765%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	3,364,559	3,321,765
1.715%, 3M LIBOR + 1.500%, 04/25/23 (a)	2,920,327	2,918,947

		7,339,168

Total Asset-Backed Securities (Cost $151,779,617)		154,924,144

Corporate Bonds & Notes—6.5%

Agriculture—0.1%
Japan Tobacco, Inc. 2.000%, 04/13/21	1,800,000	1,805,256

Auto Manufacturers—0.2%
FCE Bank plc 1.875%, 06/24/21 (EUR)	700,000	855,155
Ford Motor Credit Co. LLC
3.200%, 01/15/21	1,200,000	1,200,600
3.550%, 10/07/22	2,100,000	2,136,750
Nissan Motor Acceptance Corp.
1.900%, 09/14/21 (144A)	100,000	100,691
2.650%, 07/13/22 (144A)	100,000	102,329

		4,395,525

Banks—3.7%
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (a)	200,000	255,264
Banco Santander S.A. 6.250%, 5Y EUR Swap + 5.640%, 09/11/21 (EUR) (a)	100,000	124,782
Bank of America Corp.
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,570,000	1,774,100
BBVA Bancomer S.A. 6.500%, 03/10/21	1,153,000	1,165,107
Cooperative Rabobank UA 6.625%, -1 x 5Y EUR Swap + 6.697%, (EUR) (a) (j)	1,600,000	2,005,070
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,970,617
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	11,997,381
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,445,629
JPMorgan Chase & Co. 3.684%, 3M LIBOR + 3.470%, 04/30/21 (a)	440,000	435,990
Lloyds Banking Group plc
1.039%, 3M LIBOR + 0.800%, 06/21/21 (a)	3,400,000	3,411,390
4.947%, 5Y EUR Swap + 5.290%, 12/31/49 (EUR) (a)	900,000	1,179,978
Mitsubishi UFJ Financial Group, Inc. 2.105%, 3M LIBOR + 1.880%, 03/01/21 (a)	918,000	920,538
Natwest Group plc
1.801%, 3M LIBOR + 1.550%, 06/25/24 (a)	2,600,000	2,647,587
4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	1,700,000	1,855,961
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a)	1,040,000	1,079,426

Banks—(Continued)
Nykredit Realkredit A/S
1.000%, 10/01/50 (DKK)	197,672,801	32,805,042
2.500%, 10/01/47 (DKK)	10,210	1,770
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	10,700,000	12,597,024

		84,672,656

Beverages—0.0%
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	300,000	303,741

Chemicals—0.1%
Syngenta Finance NV
3.933%, 04/23/21 (144A)	900,000	906,038
4.441%, 04/24/23 (144A)	400,000	419,749

		1,325,787

Commercial Services—0.0%
Central Nippon Expressway Co., Ltd. 2.241%, 02/16/21	200,000	200,440
RELX Capital, Inc. 3.500%, 03/16/23	300,000	319,054

		519,494

Distribution/Wholesale—0.0%
Toyota Tsusho Corp. 3.625%, 09/13/23	200,000	214,551

Diversified Financial Services—1.5%
Air Lease Corp.
2.500%, 03/01/21	500,000	501,523
3.375%, 06/01/21	200,000	202,132
Ally Financial, Inc. 4.250%, 04/15/21	100,000	101,029
Aviation Capital Group Corp.
6.750%, 04/06/21 (144A)	1,800,000	1,824,092
Avolon Holdings Funding, Ltd. 5.500%, 01/15/23 (144A)	115,000	122,278
Jyske Realkredit A/S
1.000%, 10/01/50 (DKK)	105,573,873	17,561,633
2.500%, 10/01/47 (DKK)	6,858	1,189
Mitsubishi UFJ Lease & Finance Co., Ltd. 3.960%, 09/19/23 (144A)	400,000	431,766
Nordea Kredit Realkreditaktieselskab
1.000%, 10/01/50 (DKK)	68,610,285	11,413,650
2.500%, 10/01/47 (DKK)	1,695	294
OneMain Finance Corp. 7.750%, 10/01/21	1,100,000	1,157,750
Park Aerospace Holdings, Ltd.
3.625%, 03/15/21 (144A)	100,000	100,270
5.250%, 08/15/22 (144A)	7,000	7,346
Realkredit Danmark A/S 2.500%, 04/01/47 (DKK)	15,518	2,684

		33,427,636

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.2%
Enel Finance International NV 2.875%, 05/25/22 (144A)	500,000	$515,871
Eversource Energy 2.900%, 10/01/24	100,000	107,902
Sempra Energy
0.667%, 3M LIBOR + 0.450%, 03/15/21 (a)	1,700,000	1,701,076
2.900%, 02/01/23	500,000	524,559
4.050%, 12/01/23	400,000	438,245

		3,287,653

Gas—0.0%
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	200,000	210,036

Healthcare-Products—0.0%
Zimmer Biomet Holdings, Inc. 0.989%, 3M LIBOR + 0.750%, 03/19/21 (a)	845,000	845,000

Home Builders—0.1%
DR Horton, Inc. 5.750%, 08/15/23	900,000	1,009,707

Insurance—0.0%
Jackson National Life Global Funding 2.375%, 09/15/22 (144A)	300,000	310,103
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	100,000	107,182

		417,285

Internet—0.0%
eBay, Inc. 2.600%, 07/15/22	100,000	102,924

Machinery-Construction & Mining—0.0%
Komatsu Finance America, Inc. 2.437%, 09/11/22	200,000	206,625

Media—0.0%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, 07/23/22	200,000	210,843

Oil & Gas—0.3%
Petrobras Global Finance B.V.
5.093%, 01/15/30	4,897,000	5,472,398
6.250%, 12/14/26 (GBP)	400,000	648,797
YPF S.A. 38.259%, BADLAR + 6.000%, 03/04/21 (ARS) (a)	22,740,000	176,465

		6,297,660

Pharmaceuticals—0.0%
AbbVie, Inc. 2.300%, 05/14/21	500,000	502,766
CVS Health Corp. 3.350%, 03/09/21	54,000	54,296

Pharmaceuticals—(Continued)
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	100,000	106,036

		663,098

Retail—0.3%
McDonald’s Corp. 0.652%, 3M LIBOR + 0.430%, 10/28/21 (a)	6,900,000	6,918,471

Semiconductors—0.0%
NXP B.V. / NXP Funding LLC
3.875%, 09/01/22 (144A)	200,000	210,782
4.625%, 06/01/23 (144A)	200,000	218,593

		429,375

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	338,313

Telecommunications—0.0%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	18,750	18,926

Trucking & Leasing—0.0%
NTT Finance Corp. 1.900%, 07/21/21	200,000	201,412
SMBC Aviation Capital Finance DAC 3.000%, 07/15/22 (144A)	200,000	205,259

		406,671

Total Corporate Bonds & Notes (Cost $139,216,410)		148,027,233

Mortgage-Backed Securities—3.6%

Collateralized Mortgage Obligations—3.2%
Alternative Loan Trust
0.388%, 1M LIBOR + 0.240%, 06/25/36 (a)	1,782,546	1,719,202
5.000%, 07/25/35	208,175	167,905
6.000%, 03/25/37	3,810,721	2,330,149
6.000%, 04/25/37	846,167	854,576
Banc of America Funding Trust
0.592%, 1M LIBOR + 0.440%, 07/20/36 (a)	18,355	18,488
2.826%, 02/20/36 (a)	290,147	283,793
Banc of America Mortgage Trust
2.998%, 09/25/35 (a)	45,800	43,607
3.227%, 06/25/35 (a)	54,399	49,956
Bear Stearns Adjustable Rate Mortgage Trust 3.328%, 03/25/35 (a)	185,461	181,552
Bear Stearns ALT-A Trust
0.468%, 1M LIBOR + 0.320%, 02/25/34 (a)	94,347	88,990
3.152%, 09/25/35 (a)	590,422	462,224
Chase Mortgage Finance Trust 3.440%, 02/25/37 (a)	22,121	21,908

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CHL Mortgage Pass-Through Trust
0.728%, 1M LIBOR + 0.580%, 04/25/35 (a)	382,759	$347,781
2.658%, 11/20/34 (a)	27,092	26,554
3.090%, 08/25/34 (a)	36,875	36,165
6.000%, 03/25/37	1,146,833	909,865
Citigroup Mortgage Loan Trust
0.350%, 1M LIBOR + 0.200%, 06/25/47 (144A) (a)	219,776	219,317
1.956%, 08/25/35 (a)	14,139	13,792
2.570%, 1Y H15 + 2.400%, 05/25/35 (a)	6,985	7,027
3.258%, 04/25/66 (144A) (a)	521,062	531,855
3.849%, 03/25/37 (a)	2,333,382	2,272,791
Countrywide Alternative Loan Trust
0.328%, 1M LIBOR + 0.180%, 05/25/47 (a)	182,017	169,382
0.332%, 1M LIBOR + 0.180%, 02/20/47 (a)	600,677	459,211
0.708%, 1M LIBOR + 0.560%, 12/25/35 (a)	20,791	20,221
5.500%, 06/25/25	565,027	561,035
Countrywide Home Reperforming Loan REMIC Trust 0.488%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	51,633	48,412
Credit Suisse Mortgage Capital Certificates
0.298%, 1M LIBOR + 0.150%, 09/29/36 (144A) (a)	1,895,711	1,843,114
0.649%, 1M LIBOR + 0.000%, 11/30/37 (144A) (a)	2,600,000	2,379,009
3.036%, 10/27/59 (144A) (a)	3,022,130	3,051,945
3.322%, 10/25/58 (144A) (a)	178,555	180,012
3.869%, 10/26/36 (144A) (a)	71,561	70,173
Deutsche ALT-B Securities Mortgage Loan Trust
0.248%, 1M LIBOR + 0.100%, 10/25/36 (a)	14,224	10,651
6.369%, 10/25/36 (i)	250,181	239,937
6.386%, 10/25/36 (i)	250,181	239,934
Eurosail-UK plc 0.991%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (a)	1,606,298	2,182,043
First Horizon Alternative Mortgage Securities Trust 2.226%, 06/25/34 (a)	96,611	96,308
Great Hall Mortgages No. 1 plc
0.167%, 3M GBP LIBOR + 0.130%, 03/18/39 (GBP) (a)	126,396	170,943
0.187%, 3M GBP LIBOR + 0.150%, 06/18/38 (GBP) (a)	75,586	101,783
GreenPoint Mortgage Funding Trust
0.328%, 1M LIBOR + 0.180%, 09/25/46 (a)	451,362	420,226
0.588%, 1M LIBOR + 0.440%, 06/25/45 (a)	188,781	169,728
0.688%, 1M LIBOR + 0.540%, 11/25/45 (a)	120,446	105,183
GSR Mortgage Loan Trust
2.636%, 01/25/35 (a)	60,506	58,116
2.642%, 12/25/34 (a)	348,455	344,093
3.061%, 11/25/35 (a)	291,205	273,822
3.201%, 09/25/35 (a)	83,897	86,379
3.463%, 05/25/35 (a)	208,465	199,518
HarborView Mortgage Loan Trust
0.342%, 1M LIBOR + 0.190%, 09/19/37 (a)	26,428	24,909
0.592%, 1M LIBOR + 0.440%, 05/19/35 (a)	42,010	39,516
0.712%, 1M LIBOR + 0.560%, 02/19/36 (a)	100,790	72,811
1.052%, 1M LIBOR + 0.900%, 06/20/35 (a)	245,188	236,078
Hawksmoor Mortgages plc 1.104%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	8,201,918	11,241,444
IndyMac INDA Mortgage Loan Trust 3.250%, 11/25/35 (a)	55,885	53,285

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
2.920%, 09/25/35 (a)	18,679	17,551
3.011%, 08/25/35 (a)	100,721	100,743
3.134%, 08/25/35 (a)	137,053	125,316
3.222%, 07/27/37 (144A) (a)	442,422	437,546
3.260%, 07/25/35 (a)	77,582	79,287
3.344%, 02/25/35 (a)	96,177	91,397
3.468%, 07/25/35 (a)	71,615	71,678
3.524%, 06/25/35 (a)	262,121	268,184
Lehman XS Trust
0.688%, 1M LIBOR + 0.540%, 12/25/35 (a)	95,765	92,031
1.298%, 1M LIBOR + 1.150%, 12/25/37 (a)	3,820,550	3,837,530
MASTR Adjustable Rate Mortgages Trust
2.437%, 12/25/33 (a)	68,760	66,908
3.176%, 11/21/34 (a)	63,646	65,038
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.599%, 1M LIBOR + 0.440%, 12/15/30 (a)	14,820	14,403
0.859%, 1M LIBOR + 0.700%, 11/15/31 (a)	90,481	90,705
Merrill Lynch Mortgage Investors Trust 2.994%, 12/25/35 (a)	81,978	71,007
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	1,026,213	1,065,561
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	7,760,740	8,158,184
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 1.198%, 1M LIBOR + 1.050%, 04/25/35 (a)	2,000,000	1,978,353
Residential Accredit Loans, Inc.
0.448%, 1M LIBOR + 0.300%, 08/25/35 (a)	73,736	62,052
1.641%, 10/25/37 (a)	973,109	908,036
1.969%, 12M MTA + 1.360%, 09/25/45 (a)	80,871	77,087
Residential Asset Securitization Trust 6.500%, 09/25/36	298,772	175,726
Residential Mortgage Securities 32 plc 1.304%, 3M SONIA + 1.250%, 06/20/70 (144A) (GBP) (a)	3,120,274	4,303,587
Sequoia Mortgage Trust
0.552%, 1M LIBOR + 0.400%, 07/20/36 (a)	408,395	394,956
0.852%, 1M LIBOR + 0.700%, 10/19/26 (a)	26,493	25,949
Structured Adjustable Rate Mortgage Loan Trust
2.009%, 12M MTA + 1.400%, 01/25/35 (a)	60,384	56,308
3.080%, 02/25/34 (a)	56,725	56,166
Structured Asset Mortgage Investments II Trust
0.338%, 1M LIBOR + 0.190%, 06/25/36 (a)	34,726	34,305
0.568%, 1M LIBOR + 0.420%, 05/25/36 (a)	23,620	20,139
0.652%, 1M LIBOR + 0.500%, 07/19/35 (a)	73,622	70,569
0.812%, 1M LIBOR + 0.660%, 10/19/34 (a)	43,813	43,879
TBW Mortgage-Backed Trust 6.015%, 07/25/37 (i)	183,944	107,799
Towd Point Mortgage Funding plc 1.073%, 3M GBP LIBOR + 1.025%, 10/20/51 (144A) (GBP) (a)	6,979,157	9,571,394
Wachovia Mortgage Loan Trust 0.608%, 1M LIBOR + 0.460%, 01/25/37 (a)	2,155,112	1,197,361
WaMu Mortgage Pass-Through Certificates Trust
1.379%, 12M MTA + 0.770%, 05/25/47 (a)	230,137	208,109

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Shares Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
1.554%, 12M MTA + 0.810%, 12/25/46 (a)	50,770	$47,432
1.609%, 12M MTA + 1.000%, 02/25/46 (a)	85,198	84,211
1.609%, 12M MTA + 1.000%, 08/25/46 (a)	2,886,889	2,747,969
1.809%, 12M MTA + 1.200%, 11/25/42 (a)	9,325	8,954
2.003%, COFI + 1.500%, 07/25/46 (a)	429,117	405,194
2.003%, COFI + 1.500%, 11/25/46 (a)	126,534	119,212
2.367%, 08/25/35 (a)	10,733	10,426
2.644%, 11/25/36 (a)	105,993	105,134
3.117%, 12/25/35 (a)	77,173	76,885
Wells Fargo Mortgage-Backed Securities Trust 4.018%, 04/25/36 (a)	67,923	64,527

		73,351,506

Commercial Mortgage-Backed Securities—0.4%
AREIT Trust 2.779%, 1M LIBOR + 2.620%, 04/15/37 (144A) (a)	3,500,000	3,533,713
Bancorp Commercial Mortgage Trust 1.209%, 1M LIBOR + 1.050%, 09/15/36 (144A) (a)	4,127,046	4,116,601
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	3,318	3,317
JPMorgan Chase Commercial Mortgage Securities Trust 1.609%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	2,000,000	1,954,717

		9,608,348

Total Mortgage-Backed Securities (Cost $79,343,196)		82,959,854

Preferred Stock—0.5%

Telecommunications—0.5%
AT&T Mobility II LLC, 7.000%, † (k) (l) (Cost $12,009,870)	444,022	11,923,645

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,366,110

Short-Term Investments—42.6%

Repurchase Agreements—42.6%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/05/21 with a maturity value of $949,402,637; collateralized by U.S. Treasury Obligations with rates ranging from 1.630% - 6.250%, maturity dates ranging from 12/15/22 - 05/15/46, with a market value of $967,109,173	949,400,000	949,400,000

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $5,407,324; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $5,515,500.	5,407,324	5,407,324
JPMorgan Securities LLC Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $16,100,215; collateralized by U.S. Treasury Bond at 3.000%, maturing 11/15/44, with a market value of $16,409,396.	16,100,000	16,100,000

Total Short-Term Investments (Cost $970,907,324)		970,907,324

Total Purchased Options—0.1% (m) (Cost $1,999,985)		2,040,867

Total Investments—188.4% (Cost $4,083,748,796)		4,295,796,071
Other assets and liabilities (net)—(88.4)%		(2,015,513,631)

Net Assets—100.0%		$2,280,282,440

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $11,923,645 which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2020, the value of securities pledged amounted to $541,947.
(d)	All or a portion of the security was pledged as collateral against open OTC option contracts and forward foreign currency exchange contracts. As of December 31, 2020, the market value of securities pledged was $6,680,783.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $7,771,867.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $9,985,041.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Perpetual bond with no specified maturity date.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.5% of net assets.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $255,376,564, which is 11.2% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
AT&T Mobility II LLC , 7.000%,	09/24/20	444,022	$12,009,870	$11,923,645

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	17,928,445	BBP	01/05/21	USD	3,449,967	$1,660
BRL	17,928,445	CBNA	01/05/21	USD	3,543,171	(91,543)
DKK	8,395,000	JPMC	02/01/21	USD	1,386,484	(7,633)
GBP	1,033,000	BBP	01/08/21	USD	1,407,299	5,378
GBP	815,000	SG	01/08/21	USD	1,108,983	5,568
GBP	737,000	UBSA	01/08/21	USD	1,006,234	1,649
IDR	3,724,556,540	BNP	03/17/21	USD	261,068	2,269
JPY	3,050,303,455	GSBU	01/08/21	USD	29,471,317	71,369
MXN	3,836,000	JPMC	01/21/21	USD	193,859	(1,446)
MXN	3,836,000	GSBU	06/10/21	USD	186,068	3,273
MYR	506,797	GSBU	03/17/21	USD	124,188	1,486
RUB	1,204,482	CBNA	01/22/21	USD	15,654	616
RUB	1,499,427	GSBU	01/22/21	USD	19,571	683
RUB	988,117	CBNA	02/16/21	USD	13,276	38
RUB	556,762	GSBU	02/16/21	USD	7,302	200
RUB	608,407	UBSA	02/16/21	USD	7,943	255
RUB	2,372,419	CBNA	02/19/21	USD	32,214	(257)
RUB	1,797,383	UBSA	02/19/21	USD	24,006	205
RUB	4,232,485	UBSA	02/19/21	USD	57,253	(242)

Contracts to Deliver
AUD	5,514,028	JPMC	01/08/21	USD	4,057,130	(194,099)
AUD	9,313,695	UBSA	01/08/21	USD	6,869,055	(311,657)
AUD	6,497,943	UBSA	01/08/21	USD	4,772,882	(236,930)
AUD	5,537,712	UBSA	01/08/21	USD	4,077,473	(192,016)
BRL	17,928,445	BBP	01/05/21	USD	3,378,295	(73,332)
BRL	17,928,445	CBNA	01/05/21	USD	3,449,967	(1,660)
BRL	17,928,445	CBNA	02/02/21	USD	3,541,316	90,805
CAD	6,404,745	CBNA	01/08/21	USD	4,929,254	(102,498)
CAD	1,420,310	CBNA	01/08/21	USD	1,091,824	(24,012)
CAD	1,312,774	JPMC	01/08/21	USD	1,008,491	(22,862)
DKK	90,909,414	BNP	02/01/21	USD	14,508,580	(422,989)
DKK	95,387,591	CBNA	02/01/21	USD	15,284,795	(382,300)
DKK	73,722,099	GSBU	02/01/21	USD	11,825,772	(282,838)
DKK	113,728,945	UBSA	02/01/21	USD	18,209,165	(470,436)
EUR	90,388,196	BNP	01/05/21	USD	108,248,349	(2,174,399)
EUR	4,299,000	CBNA	01/08/21	USD	5,186,860	(65,474)
EUR	90,388,196	BNP	02/02/21	USD	110,668,894	171,354
GBP	536,000	BBP	01/08/21	USD	721,399	(11,607)
GBP	325,000	BBP	01/08/21	USD	434,385	(10,069)
GBP	29,147,000	CBNA	01/08/21	USD	38,961,847	(898,073)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	605,000	UBSA	01/08/21	USD	807,190	$(20,177)
JPY	421,272,233	CBNA	01/08/21	USD	4,044,397	(35,693)
JPY	2,629,031,222	GSBU	01/08/21	USD	25,273,120	(189,476)
JPY	3,050,303,455	GSBU	02/02/21	USD	29,479,563	(72,046)
KRW	138,535,410	BNP	03/17/21	USD	125,152	(2,420)
MXN	3,836,000	GSBU	01/21/21	USD	188,969	(3,443)
MXN	97,637,550	DBAG	06/10/21	USD	4,622,816	(196,482)
NZD	19,795,500	GSBU	01/08/21	USD	13,903,211	(339,878)
PEN	7,267,017	CBNA	05/17/21	USD	1,993,695	(13,242)
TWD	3,394,384	BNP	03/17/21	USD	121,224	383

Net Unrealized Depreciation						$(6,494,038)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Call Options on Euro-Bobl Futures, Strike EUR 139.25	02/19/21	620	EUR	3,100	$(652)
Call Options on Euro-Bobl Futures, Strike EUR 139.50	02/19/21	138	EUR	690	(145)
Call Options on Euro-Schatz Futures, Strike EUR 115.00	02/19/21	712	EUR	3,560	(748)
Euro-Bund Futures	03/08/21	73	EUR	12,967,720	(3,201)
U.S. Treasury Note 5 Year Futures	03/31/21	1,041	USD	131,336,790	323,638
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	482	USD	75,365,219	(301,920)
U.S. Treasury Ultra Long Bond Futures	03/22/21	28	USD	5,979,750	(82,941)

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/15/21	(57)	AUD	(8,392,115)	(35,585)
Australian 3 Year Treasury Bond Futures	03/15/21	(117)	AUD	(13,740,259)	(7,955)
Euro-BTP Futures	03/08/21	(243)	EUR	(36,938,430)	(205,119)
Euro-Bobl Futures	03/08/21	(824)	EUR	(111,388,320)	(137,046)
Euro-Buxl 30 Year Bond Futures	03/08/21	(19)	EUR	(4,279,560)	(10,479)
Euro-OAT Futures	03/08/21	(4)	EUR	(671,440)	(4,354)
Euro-Schatz Futures	03/08/21	(712)	EUR	(79,939,800)	83,477
Japanese Government 10 Year Bond Futures	03/15/21	(17)	JPY	(2,582,640,000)	(518)
U.S. Treasury Long Bond Futures	03/22/21	(678)	USD	(117,421,125)	1,251,469
U.S. Treasury Note 10 Year Futures	03/22/21	(2,501)	USD	(345,333,391)	(470,954)
U.S. Treasury Note 2 Year Futures	03/31/21	(517)	USD	(114,244,883)	(116,901)
United Kingdom Long Gilt Bond Futures	03/29/21	(62)	GBP	(8,403,480)	(128,518)

Net Unrealized Appreciation					$151,548

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premium Paid	Market Value	Unrealized Depreciation
USD Put/GBP Call	USD	1.315	CBNA	01/07/21	33,506,000	GBP	33,506,000	$387,555	$1,696	($385,859)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-1 Yr. IRS	0.344%	MSCS	3M LIBOR	Pay	11/17/22	172,800,000	USD	172,800,000	$193,536	$280,748	$87,212
Put - OTC-30 Yr. IRS	0.195%	BNP	6M EURIBOR	Receive	11/02/22	7,000,000	EUR	7,000,000	5,267	474,095	468,828
Put - OTC-30 Yr. IRS	0.190%	MSCS	6M EURIBOR	Receive	11/02/22	6,700,000	EUR	6,700,000	488,662	458,359	(30,303)
Put - OTC-30 Yr. IRS	0.197%	BNP	6M EURIBOR	Receive	11/04/22	8,040,000	EUR	8,040,000	611,704	544,162	(67,542)
Put - OTC-30 Yr. IRS	0.197%	BBP	6M EURIBOR	Receive	11/04/22	4,160,000	EUR	4,160,000	310,521	281,556	(28,965)

Totals									$1,609,690	$2,038,920	$429,230

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Purchased Options—(Continued)

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - U.S. Treasury Note 2-Year Futures	USD	111.000	02/19/21	250	USD	500,000	$2,073	$250	$(1,823)

OTC Options on Securities	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.500%, TBA	JPMC	USD	72.000	02/04/21	12,900,000	USD	12,900,000	$504	$1	$(503)
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 4.000%, TBA	JPMC	USD	75.000	02/04/21	4,172,000	USD	4,172,000	163	—	(163)

Total								$667	$1	$(666)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPALEMU Index	100.152	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(396,824)	$(6,010)	$390,814
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	—	254,625
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	—	19,460

Totals								$(670,909)	$(6,010)	$664,899

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-1 Yr. IRS	(0.526%)	GSBU	6M EURIBOR	Receive	11/17/22	(143,900,000)	EUR	(143,900,000)	$(223,675)	$(193,463)	$30,212
Put - OTC-10 Yr. IRS	0.000%	BBP	6M EURIBOR	Pay	11/04/22	(12,490,000)	EUR	(12,490,000)	(305,983)	(256,552)	49,431
Put - OTC-10 Yr. IRS	0.000%	MSCS	6M EURIBOR	Pay	11/02/22	(20,200,000)	EUR	(20,200,000)	(490,004)	(412,649)	77,355
Put - OTC-10 Yr. IRS	0.000%	BNP	6M EURIBOR	Pay	11/02/22	(21,000,000)	EUR	(21,000,000)	—	(428,992)	(428,992)
Put - OTC-10 Yr. IRS	0.000%	BNP	6M EURIBOR	Pay	11/04/22	(24,210,000)	EUR	(24,210,000)	(600,297)	(497,287)	103,010

Totals									$(1,619,959)	$(1,788,943)	$(168,984)

Credit Default Swaptions	Strike Spread/ Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call- OTC-5 Yr. CDS	0.375%	BNP	ITRX.EUR.34	Buy	04/21/21	(4,400,000)	EUR	(4,400,000)	$(2,664)	$(2,141)	$523
Call- OTC-5 Yr. CDS	0.375%	BBP	ITRX.EUR.34	Buy	04/21/21	(100,000)	EUR	(100,000)	(40)	(49)	(9)
Call- OTC-5 Yr. CDS	0.400%	BNP	ITRX.EUR.34	Buy	03/17/21	(14,400,000)	EUR	(14,400,000)	(11,335)	(8,252)	3,083
Call- OTC-5 Yr. CDS	0.400%	GSI	ITRX.EUR.34	Buy	03/17/21	(9,900,000)	EUR	(9,900,000)	(6,550)	(5,673)	877
Call- OTC-5 Yr. CDS	0.425%	BNP	ITRX.EUR.34	Buy	03/17/21	(4,200,000)	EUR	(4,200,000)	(3,507)	(4,188)	(681)
Call- OTC-5 Yr. CDS	0.475%	BNP	ITRX.EUR.34	Buy	01/20/21	(10,600,000)	EUR	(10,600,000)	(11,902)	(14,552)	(2,650)
Put - OTC-5 Yr. CDS	$98.250	BNP	CDX.NA.HY.35	Sell	01/20/21	(1,300,000)	USD	(1,300,000)	(9,425)	(874)	8,551
Put - OTC-5 Yr. CDS	2.500%	GSI	CDX.NA.IG.33	Sell	03/17/21	(7,500,000)	USD	(7,500,000)	(5,250)	(860)	4,390
Put - OTC-5 Yr. CDS	1.000%	BNP	CDX.NA.IG.34	Sell	01/20/21	(4,300,000)	USD	(4,300,000)	(11,825)	(757)	11,068
Put - OTC-5 Yr. CDS	2.500%	GSI	ITRX.EUR.32	Sell	03/17/21	(5,900,000)	EUR	(5,900,000)	(4,534)	(21)	4,513
Put- OTC-5 Yr. CDS	0.700%	BBP	ITRX.EUR.34	Sell	03/17/21	(5,200,000)	EUR	(5,200,000)	(7,240)	(6,900)	340

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Written Options—(Continued)

Credit Default Swaptions	Strike Spread/ Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC-5 Yr. CDS	0.700%	BNP	ITRX.EUR.34	Sell	03/17/21	(4,500,000)	EUR	(4,500,000)	$(5,980)	$(5,971)	$9
Put - OTC-5 Yr. CDS	0.700%	BNP	ITRX.EUR.34	Sell	02/17/21	(2,800,000)	EUR	(2,800,000)	(3,400)	(2,199)	1,201
Put - OTC-5 Yr. CDS	0.750%	BNP	ITRX.EUR.34	Sell	03/17/21	(14,400,000)	EUR	(14,400,000)	(14,111)	(16,123)	(2,012)
Put - OTC-5 Yr. CDS	0.750%	GSI	ITRX.EUR.34	Sell	03/17/21	(9,900,000)	EUR	(9,900,000)	(10,872)	(11,084)	(212)
Put - OTC-5 Yr. CDS	0.750%	BNP	ITRX.EUR.34	Sell	04/21/21	(4,400,000)	EUR	(4,400,000)	(6,447)	(7,473)	(1,026)
Put - OTC-5 Yr. CDS	0.750%	BBP	ITRX.EUR.34	Sell	04/21/21	(100,000)	EUR	(100,000)	(191)	(170)	21
Put - OTC-5 Yr. CDS	0.800%	BNP	ITRX.EUR.34	Sell	03/17/21	(4,200,000)	EUR	(4,200,000)	(5,010)	(4,034)	976
Put - OTC-5 Yr. CDS	0.825%	BNP	ITRX.EUR.34	Sell	01/20/21	(10,600,000)	EUR	(10,600,000)	(18,793)	(1,687)	17,106

Totals									$(139,076)	$(93,008)	$46,068

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 104.141	03/04/21	(700,000)	USD	(700,000)	$(766)	$(965)	$(199)
Call - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 104.141	03/04/21	(700,000)	USD	(700,000)	(984)	(967)	17
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.141	03/04/21	(700,000)	USD	(700,000)	(2,188)	(689)	1,499
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.141	03/04/21	(700,000)	USD	(700,000)	(1,859)	(689)	1,170
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.125	03/04/21	(1,300,000)	USD	(1,300,000)	(4,063)	(1,260)	2,803
Put - Ginnie Mae II 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.906	03/11/21	(1,200,000)	USD	(1,200,000)	(4,125)	(8,239)	(4,114)
Put - Ginnie Mae II 30 Yr Pool, 2.500%, TBA	JPMC	USD 103.773	02/11/21	(2,900,000)	USD	(2,900,000)	(4,758)	(2,614)	2,144
Put - Ginnie Mae II 30 Yr Pool, 2.500%, TBA	JPMC	USD 104.000	03/11/21	(1,200,000)	USD	(1,200,000)	(2,202)	(5,720)	(3,518)
Put - Ginnie Mae II 30 Yr Pool, 2.500%, TBA	JPMC	USD 104.125	04/14/21	(1,000,000)	USD	(1,000,000)	(2,578)	(2,578)	—

Total							$(23,523)	$(23,721)	$(198)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.280%	Maturity	11/02/21	USD	2,000,000	$(14,440)	$—	$(14,440)
Pay	12M CPURNSA	Maturity	1.290%	Maturity	11/05/21	USD	2,800,000	(19,975)	(118)	(19,857)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	(906,623)	(15,122)	(891,501)
Pay	12M CPURNSA	Maturity	1.840%	Maturity	08/14/21	USD	20,100,000	(165,294)	(209)	(165,085)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(113,739)	—	(113,739)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(149,170)	3,082	(152,252)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	321,073	28,402	292,671
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	259,428	(1,137)	260,565
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	28,833	—	28,833
Pay	12M FRCPXT	Maturity	1.910%	Maturity	01/15/38	EUR	350,000	82,061	2,831	79,230
Pay	12M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	12,100,000	924,152	113,664	810,488
Pay	12M UKRPI	Maturity	3.330%	Maturity	01/15/25	GBP	18,900,000	669,069	488,756	180,313
Pay	12M UKRPI	Maturity	3.350%	Maturity	05/15/30	GBP	10,300,000	961,783	(54,185)	1,015,968
Pay	12M UKRPI	Maturity	3.400%	Maturity	06/15/30	GBP	15,300,000	1,604,028	64,254	1,539,774
Pay	12M UKRPI	Maturity	3.438%	Maturity	01/15/30	GBP	8,000,000	309,067	—	309,067
Pay	12M UKRPI	Maturity	3.475%	Maturity	08/15/30	GBP	6,000,000	101,449	61,751	39,698
Pay	12M UKRPI	Maturity	3.850%	Maturity	09/15/24	GBP	13,900,000	1,184,485	(1,390)	1,185,875

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M EURIBOR	Annual	(0.526%)	Annual	11/21/23	EUR	72,000,000	$(6,157)	$—	$(6,157)
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	304,191	—	304,191
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	312,587	—	312,587
Receive	12M CPURNSA	Maturity	2.069%	Maturity	07/15/22	USD	4,500,000	(31,789)	—	(31,789)
Receive	12M CPURNSA	Maturity	2.210%	Maturity	02/05/23	USD	25,780,000	(456,308)	—	(456,308)
Receive	12M CPURNSA	Maturity	2.263%	Maturity	04/27/23	USD	13,492,000	(321,202)	(2,800)	(318,402)
Receive	12M CPURNSA	Maturity	2.560%	Maturity	05/08/23	USD	12,300,000	(1,393,127)	(1,563,838)	170,711
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	10,500,000	(354,995)	(2,926)	(352,069)
Receive	12M FRCPXT	Maturity	1.345%	Maturity	06/15/21	EUR	4,900,000	(144,431)	—	(144,431)
Receive	12M HICP	Maturity	0.090%	Maturity	05/15/22	EUR	1,900,000	14,311	—	14,311
Receive	12M HICP	Maturity	0.330%	Maturity	07/15/22	EUR	6,400,000	60,745	332	60,413
Receive	3M LIBOR	Semi-Annually	0.394%	Semi-Annually	11/21/23	USD	73,400,000	(68,981)	—	(68,981)
Receive	3M NZDBB	Semi-Annually	3.250%	Semi-Annually	03/21/28	NZD	8,400,000	(1,068,948)	25,634	(1,094,582)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	(163,352)	(14,261)	(149,091)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	(92,569)	(6,734)	(85,835)

Totals								$1,666,162	$(874,014)	$2,540,176

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
CDX.NA.HY.34	(5.000%)	Quarterly	06/20/25	2.753%	USD	276,000	$(25,581)	$16,705	$(42,286)
CDX.NA.HY.35	(5.000%)	Quarterly	12/20/25	2.935%	USD	26,800,000	(2,495,750)	(1,253,012)	(1,242,738)

Totals							$(2,521,331)	$(1,236,307)	$(1,285,024)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Appreciation
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.575%	USD	1,000,000	$12,564	$(32,504)	$45,068

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPI)—	Consumer Price Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,735,266,444	$—	$2,735,266,444
Total Foreign Government*	—	188,380,450	—	188,380,450
Total Asset-Backed Securities*	—	154,924,144	—	154,924,144
Total Corporate Bonds & Notes*	—	148,027,233	—	148,027,233
Total Mortgage-Backed Securities*	—	82,959,854	—	82,959,854
Total Preferred Stock*	—	—	11,923,645	11,923,645
Total Convertible Preferred Stock*	1,366,110	—	—	1,366,110
Total Short-Term Investments*	—	970,907,324	—	970,907,324
Purchased Options
Foreign Currency Options at Value	—	1,696	—	1,696
Interest Rate Swaptions at Value	—	2,038,920	—	2,038,920
OTC Options on Securities at Value	—	1	—	1
Options on Exchange-Traded Futures Contracts at Value	250	—	—	250
Total Purchased Options	250	2,040,617	—	2,040,867
Total Investments	$1,366,360	$4,282,506,066	$11,923,645	$4,295,796,071

Secured Borrowings (Liability)	$—	$(1,883,636,067)	$—	$(1,883,636,067)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$357,191	$—	$357,191
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,851,229)	—	(6,851,229)
Total Forward Contracts	$—	$(6,494,038)	$—	$(6,494,038)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,658,584	$—	$—	$1,658,584
Futures Contracts (Unrealized Depreciation)	(1,507,036)	—	—	(1,507,036)
Total Futures Contracts	$151,548	$—	$—	$151,548
Written Options
Credit Default Swaptions at Value	$—	$(93,008)	$—	$(93,008)
Inflation Capped Options at Value	—	(6,010)	—	(6,010)
Interest Rate Swaptions at Value	—	(1,788,943)	—	(1,788,943)
OTC Options on Securities at Value	—	(23,721)	—	(23,721)
Total Written Options	$—	$(1,911,682)	$—	$(1,911,682)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$6,649,763	$—	$6,649,763
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,349,543)	—	(5,349,543)
Total Centrally Cleared Swap Contracts	$—	$1,300,220	$—	$1,300,220

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$3,324,888,747
Repurchase Agreement at value which equals cost	970,907,324
Cash	1,078,249
Cash denominated in foreign currencies (b)	8,867,996
Cash collateral for centrally cleared swap contracts	336,000
Unrealized appreciation on forward foreign currency exchange contracts	357,191
Receivable for:
Investments sold	1,166,227,066
TBA securities sold	408,800,777
Premiums on written options	451,559
Fund shares sold	741,224
Principal paydowns	124,440
Interest	6,246,106
Variation margin on futures contracts	635,817
Variation margin on centrally cleared swap contracts	602,068
Prepaid expenses	6,510
Other assets	13,214

Total Assets	5,890,284,288
Liabilities
Written options at value (c)	1,911,682
Secured borrowings	1,883,636,067
Cash collateral (d)	13,683,000
Unrealized depreciation on forward foreign currency exchange contracts	6,851,229
Payables for:
Investments purchased	950,071,730
TBA securities purchased	750,632,236
Fund shares redeemed	1,167,737
Deferred dollar roll income	505,471
Accrued Expenses:
Management fees	883,501
Distribution and service fees	219,686
Deferred trustees’ fees	173,763
Other expenses	265,746

Total Liabilities	3,610,001,848

Net Assets	$2,280,282,440

Net Assets Consist of:
Paid in surplus	$2,426,600,668
Distributable earnings (Accumulated losses)	(146,318,228)

Net Assets	$2,280,282,440

Net Assets
Class A	$1,219,828,423
Class B	1,036,801,718
Class E	23,652,299
Capital Shares Outstanding*
Class A	112,427,259
Class B	96,429,793
Class E	2,193,528
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.85
Class B	10.75
Class E	10.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,112,841,472.
(b)	Identified cost of cash denominated in foreign currencies was $11,316,478.
(c)	Premiums received on written options were $2,453,467.
(d)	Includes collateral of $643,000 for OTC option and forward foreign currency exchange contracts, $2,327,000 for TBAs and $10,713,000 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$261,760
Interest (a)	43,529,401

Total investment income	43,791,161
Expenses
Management fees	10,522,025
Administration fees	96,533
Custodian and accounting fees	294,246
Distribution and service fees—Class B	2,474,511
Distribution and service fees—Class E	34,219
Interest expense	5,859,579
Audit and tax services	132,707
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	110,156
Insurance	16,832
Miscellaneous	21,748

Total expenses	19,662,523
Less management fee waiver	(291,681)

Net expenses	19,370,842

Net Investment Income	24,420,319

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	38,404,819
Purchased options	6,560,279
Futures contracts	(25,135,340)
Written options	(2,033,920)
Swap contracts	(12,940,611)
Foreign currency transactions	2,131,036
Forward foreign currency transactions	(13,193,160)

Net realized loss	(6,206,897)

Net change in unrealized appreciation (depreciation) on:
Investments	223,028,244
Purchased options	1,865,101
Futures contracts	(1,305,198)
Written options	(3,213,550)
Swap contracts	7,887,525
Foreign currency transactions	(2,184,645)
Forward foreign currency transactions	(4,095,988)

Net change in unrealized appreciation	221,981,489

Net realized and unrealized gain	215,774,592

Net Increase in Net Assets From Operations	$240,194,911

(a)	Net of foreign withholding taxes of $3,505.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,420,319	$47,297,751
Net realized loss	(6,206,897)	(5,345,713)
Net change in unrealized appreciation	221,981,489	148,213,088

Increase in net assets from operations	240,194,911	190,165,126

From Distributions to Shareholders
Class A	(35,293,336)	(45,498,032)
Class B	(26,404,640)	(35,204,640)
Class E	(656,893)	(813,062)

Total distributions	(62,354,869)	(81,515,734)

Decrease in net assets from capital share transactions	(167,642,544)	(173,341,592)

Total increase (decrease) in net assets	10,197,498	(64,692,200)

Net Assets
Beginning of period	2,270,084,942	2,334,777,142

End of period	$2,280,282,440	$2,270,084,942

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	6,297,349	$66,525,192	3,170,529	$31,223,676
Reinvestments	3,477,176	35,293,336	4,676,057	45,498,032
Redemptions	(20,380,737)	(211,018,660)	(16,723,041)	(165,256,173)

Net decrease	(10,606,212)	$(109,200,132)	(8,876,455)	$(88,534,465)

Class B
Sales	10,042,575	$104,127,473	3,557,691	$34,892,173
Reinvestments	2,622,109	26,404,640	3,644,373	35,204,640
Redemptions	(18,467,830)	(187,953,124)	(15,624,650)	(152,808,462)

Net decrease	(5,803,146)	$(57,421,011)	(8,422,586)	$(82,711,649)

Class E
Sales	518,758	$5,401,938	286,569	$2,825,790
Reinvestments	65,039	656,893	83,994	813,062
Redemptions	(685,614)	(7,080,232)	(584,010)	(5,734,330)

Net decrease	(101,817)	$(1,021,401)	(213,447)	$(2,095,478)

Decrease derived from capital shares transactions		$(167,642,544)		$(173,341,592)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2020

Cash Flows From Operating Activities

Net Increase in Net Assets from Operations	$240,194,911
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(7,402,173,721)
Proceeds from investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .	7,649,354,473
Proceeds from short-term investments, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	(756,232,569)
Net amortization/accretion of premium (discount) . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	818,401
Proceeds on forward sales commitments, net	6,565,898
Premium paid on open written options, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(4,005,339)
Premium received on closed purchased options, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	6,707,474
Decrease in interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .	3,988,205
Decrease in cash collateral, asset . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	1,330,000
Decrease in OTC swap contracts at market value, asset . . . . . . . . . . . . . . . . . . . . . . . ..	114,202
Decrease in unrealized appreciation on forward foreign currency exchange contracts . .	3,410,321
Increase in receivable for investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(311,801,210)
Increase in receivable for TBA securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(161,364,474)
Increase in receivable for principal paydowns	(55,773)
Decrease in receivable for variation margin on centrally cleared swap contracts . . . . . . . . . . . . . . . .. . . .	536,891
Decrease in receivable for variation margin on futures contracts . . . . . . . . . . . . . . . . . . ..	945,206
Decrease in receivable for Interest on OTC swap contracts	244,480
Decrease in other assets and prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	2,585
Decrease in OTC swap contracts at market value, liability . . . . . . . . . . . . . . . . . . . . . ..	(1,558,304)
Increase in cash collateral, liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	8,970,000
Increase in unrealized depreciation on forward foreign currency exchange contracts . .	685,667
Increase in payable for investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	618,664,013
Increase in payable for TBA securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	179,943,217
Decrease in payable for deferred dollar roll income, liability . . . . . . . . . . . . . . . . . . . . ..	(113,412)
Decrease in accrued management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(7,499)
Increase in accrued distribution and service fees . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	1,363
Increase in accrued deferred trustee’s fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .	19,832
Decrease in accrued other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .	(184,296)
Payments on foreign currency transactions . . . . . . . . . . . . . . .	(53,609)
Net realized gain from investments, purchased options and written options . . . . . . . . . . . . .	(42,931,178)
Net realized gain on foreign currency transactions . . . . . . . . . . . . . . .	(2,131,036)
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	(221,679,795)
Net change in unrealized depreciation on foreign currency transactions . . . . . . . . .	2,184,645

Net cash used by operating activities	$(179,610,431)

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold . . . . .	175,784,674
Payment on shares redeemed, including decrease in payable for shares redeemed	(406,396,841)
Proceeds from secured borrowings	10,688,045,191
Repayment of secured borrowings	(10,274,650,803)

Net cash provided by financing activities	$182,782,221

Net increase in cash and foreign currency (a)	$3,171,790

Cash and cash denominated in foreign currencies at beginning of year	$6,774,455

Cash and cash denominated in foreign currencies at end of year	$9,946,245

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(62,354,869)

Cash paid for interest and fees on borrowings:	$5,859,579

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,363,958).

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.02	$9.57	$9.96	$9.77	$9.30

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.21	0.30	0.29	0.23
Net realized and unrealized gain (loss)	1.02	0.60	(0.51)	0.08	0.24

Total income (loss) from investment operations	1.15	0.81	(0.21)	0.37	0.47

Less Distributions
Distributions from net investment income	(0.32)	(0.36)	(0.18)	(0.18)	0.00

Total distributions	(0.32)	(0.36)	(0.18)	(0.18)	0.00

Net Asset Value, End of Period	$10.85	$10.02	$9.57	$9.96	$9.77

Total Return (%) (b)	11.74 (c)	8.60 (c)	(2.13)	3.81	5.05	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	1.42	1.24	0.96	0.75
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (d) (e)	0.76	1.40	1.23	0.95	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.50	0.50	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	1.22	2.15	3.05	2.96	2.32
Portfolio turnover rate (%) (f)	209	290	256	133	120
Net assets, end of period (in millions)	$1,219.8	$1,232.4	$1,261.9	$1,405.7	$1,385.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.93	$9.48	$9.87	$9.69	$9.24

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.19	0.27	0.27	0.20
Net realized and unrealized gain (loss)	1.02	0.60	(0.51)	0.06	0.25

Total income (loss) from investment operations	1.12	0.79	(0.24)	0.33	0.45

Less Distributions
Distributions from net investment income	(0.30)	(0.34)	(0.15)	(0.15)	0.00

Total distributions	(0.30)	(0.34)	(0.15)	(0.15)	0.00

Net Asset Value, End of Period	$10.75	$9.93	$9.48	$9.87	$9.69

Total Return (%) (b)	11.43 (c)	8.38 (c)	(2.41)	3.47	4.87	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.67	1.49	1.21	1.00
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (d) (e)	1.01	1.65	1.48	1.20	1.00
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.75	0.75	0.74	0.74	0.75
Ratio of net investment income to average net assets (%)	0.98	1.90	2.80	2.71	2.07
Portfolio turnover rate (%) (f)	209	290	256	133	120
Net assets, end of period (in millions)	$1,036.8	$1,014.8	$1,049.0	$1,222.2	$1,217.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$9.96	$9.51	$9.90		$9.71	$9.26

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.20	0.28		0.28	0.21
Net realized and unrealized gain (loss)	1.02	0.60	(0.51)		0.07	0.24

Total income (loss) from investment operations	1.13	0.80	(0.23)		0.35	0.45

Less Distributions
Distributions from net investment income	(0.31)	(0.35)	(0.16)		(0.16)	0.00

Total distributions	(0.31)	(0.35)	(0.16)		(0.16)	0.00

Net Asset Value, End of Period	$10.78	$9.96	$9.51		$9.90	$9.71

Total Return (%) (b)	11.52 (c)	8.46 (c)	(2.31	) (c)	3.66 (c)	4.86	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	1.57	1.39		1.11	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66		0.66	0.66
Net ratio of expenses to average net assets (%) (d) (e)	0.91	1.55	1.38		1.10	0.90
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.65	0.65	0.64		0.64	0.65
Ratio of net investment income to average net assets (%)	1.06	1.99	2.90		2.81	2.16
Portfolio turnover rate (%) (f)	209	290	256		133	120
Net assets, end of period (in millions)	$23.7	$22.9	$23.9		$28.1	$32.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 30%, 65%, 54%, 74%, and 61% for the the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Financial Statements—December 31, 2020—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of

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Notes to Financial Statements—December 31, 2020—(Continued)

high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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Notes to Financial Statements—December 31, 2020—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had investments in repurchase agreements with a gross value of $970,907,324, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of

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reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. There were no outstanding reverse repurchase agreements as of December 31, 2020.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2020, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the Portfolio’s average amount of borrowings was $771,864,716 and the weighted average interest rate was 0.757%. For the year ended December 31, 2020, the Portfolio had an outstanding secured borrowing transaction balance for 366 days.

At December 31, 2020, the amount of the Portfolio’s outstanding borrowings was $1,883,636,067. Cash in the amount of $10,713,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2020. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2020:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral (Received) (b)	Net Amount (c)
BNP Paribas S.A.	$(1,374,307,844)	$1,385,397,119	$(10,713,000)	$376,275
Morgan Stanley & Co. LLC	(509,328,223)	508,689,396	—	(638,827)

	$(1,883,636,067)	$1,894,086,515	$(10,713,000)	$(262,552)

(a)	Represents market value of borrowings as of December 31, 2020.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(1,883,636,067)	$—	$—	$(1,883,636,067)
Total Borrowings	$—	$(1,883,636,067)	$—	$—	$(1,883,636,067)
Gross amount of recognized liabilities for secured borrowing transactions					$(1,883,636,067)

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a

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minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (e)	$2,039,170
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	6,604,695	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$4,064,519
	Unrealized appreciation on futures contracts (b) (d)	1,658,584	Unrealized depreciation on futures contracts (b) (d)	1,507,036
			Written options at value	1,794,953
Credit	Investments at market value (a)	1
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	45,068	Unrealized depreciation on centrally cleared swap contracts (b) (c)	1,285,024
			Written options at value	116,729
Foreign Exchange	Investments at market value (a)	1,696
	Unrealized appreciation on forward foreign currency exchange contracts	357,191	Unrealized depreciation on forward foreign currency exchange contracts	6,851,229

Total		$10,706,405		$15,619,490

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes exchange-traded purchased options with a value of $250 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$288,594	$(288,594)	$—	$—
BNP Paribas S.A.	1,192,263	(1,192,263)	—	—
Citibank N.A.	93,155	(93,155)	—	—
Goldman Sachs Bank USA	77,011	(77,011)	—	—
JPMorgan Chase Bank N.A.	1	(1)	—	—
Morgan Stanley Capital Services LLC	739,107	(412,649)	(326,458)	—
Societe Generale Paris	5,568	—	—	5,568
UBS AG	2,109	(2,109)	—	—

	$2,397,808	$(2,065,782)	$(326,458)	$5,568

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$358,679	$(288,594)	$—	$70,085
BNP Paribas S.A.	3,594,338	(1,192,263)	(2,402,075)	—
Citibank N.A.	1,614,752	(93,155)	(1,506,508)	15,089
Deutsche Bank AG	196,482	—	—	196,482
Goldman Sachs Bank USA	1,087,154	(77,011)	(469,511)	540,632
Goldman Sachs International	17,638	—	(17,638)	—
JPMorgan Chase Bank N.A.	249,761	(1)	(111,214)	138,546
Morgan Stanley Capital Services LLC	412,649	(412,649)	—	—
UBS AG	1,231,458	(2,109)	(1,100,933)	128,416

	$8,762,911	$(2,065,782)	$(5,607,879)	$1,089,250

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$6,572,008	$(11,729)	$—	$6,560,279
Forward foreign currency transactions	—	—	(13,193,160)	(13,193,160)
Futures contracts	(25,135,340)	—	—	(25,135,340)
Swap contracts	(16,703,868)	3,763,257	—	(12,940,611)
Written options	(2,977,266)	943,346	—	(2,033,920)

	$(38,244,466)	$4,694,874	$(13,193,160)	$(46,742,752)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$2,247,295	$3,665	$(385,859)	$1,865,101
Forward foreign currency transactions	—	—	(4,095,988)	(4,095,988)
Futures contracts	(1,305,198)	—	—	(1,305,198)
Swap contracts	6,687,480	1,200,045	—	7,887,525
Written options	(3,240,876)	27,326	—	(3,213,550)

	$4,388,701	$1,231,036	$(4,481,847)	$1,137,890

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Notes to Financial Statements—December 31, 2020—(Continued)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$677,499,223
Forward foreign currency transactions	555,751,018
Futures contracts long	331,393,825
Futures contracts short	(1,073,381,399)
Swap contracts	698,221,137
Written options	(385,598,736)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

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a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTA govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

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Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,581,297,206	$156,569,043	$6,896,827,298	$164,253,035

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$5,889,518,678	$5,883,571,064

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$10,522,025	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $51,224 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $240,457 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

“Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$4,246,994,030

Gross unrealized appreciation	80,270,202
Gross unrealized depreciation	(29,976,065)

Net unrealized appreciation (depreciation)	$50,294,137

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$62,354,869	$81,515,734	$—	$—	$62,354,869	$81,515,734

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,770,539	$—	$47,826,070	$(212,254,254)	$(144,657,645)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2020, the Portfolio had accumulated long-term capital losses of $212,254,254.

During the year ended December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $112,580,523.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PlMCO Inflation Protected Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Inflation Protected Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Inflation Protected Bond Portfolio as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-42

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-43

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-year and five-year periods ended October 31, 2020, and underperformed its benchmark for the three-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 8.82%, 8.51%, and 8.63%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19 related fears, which sparked a severe sell-off across global markets—equity markets entered bear-territory in record setting pace, spreads widened drastically, sovereigns yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and business as the virus took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery—supported by an easing in lockdown measures, fiscal and monetary policy support, and policymaker’s commitment to supportive policy stances. Congress discussed a Phase 4 stimulus bill while the Federal Reserve (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. Global equities gained—with the S&P 500 Index posting its best quarter since 1998—oil prices rose, and credit spreads tightened while the dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid a rebound in economic data, ongoing global policy support, and heightened optimism around a potential COVID-19 vaccine. On the U.S. policy front, the Fed announced a shift in its inflation framework—which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter—with the S&P 500 Index reaching new highs—though concerns regarding the trajectory of COVID-19 and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, credit spreads tightened, and the dollar weakened relative to its peers.

The market rally continued into the fourth quarter, bolstered by optimism about the COVID-19 vaccine rollout, the finalization of a Brexit (the U.K. withdrawal from the European Union) deal, and the announcement of an investment agreement between China and the European Union. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow, Russell 2000, and S&P 500 Indices all reaching record highs in December supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tighter, and the dollar weaker while developed market rates remained generally range-bound.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, and futures, contributed to performance as an overweight in the beginning of the year and an underweight toward the end of the year, benefitted from falling interest rates and then rising U.S. treasury rates. Outside of the U.S., short positioning in other developed markets, particularly the U.K. and Japan, which were partially facilitated using interest rate swaps, detracted as global developed rates generally fell. Holdings of non-Agency and Agency Mortgage-Backed Securities (“MBS”) contributed to performance as spreads tightened. An allocation to Treasury Inflation-Protected Securities (“TIPS”) in the beginning of the year detracted from performance. Overall, strategies within corporate credit contributed to performance, driven by selection within investment grade credit. Finally, currency strategies, partially implemented using currency forwards, detracted moderately from performance, particularly tactical holding of Japanese yen and positions within high-carry emerging market currencies.

At the end of the period, the Portfolio was underweight duration overall, but had a preference for U.S. duration against rate exposure in other developed regions, including the U.K. and Japan. We still favored a curve steepening bias at the end of the period, though had moderated the positioning given market moves and steepening since the third quarter. The Portfolio continued to have more diversified credit exposures in sectors beyond investment grade corporates and was focused on security selection over generic market exposure. We continued to have a bias toward liquid and high-quality corporate credit, remaining underweight overall. We were actively seeking compelling name- and sector—exposure given the dispersion within the credit market. We were neutral TIPS as they may face some near-term volatility as we recover from the deepest recession on record. Longer term, we still see value in TIPS given still compelling valuations and potential for upside surprises in inflation in the medium-term in our view. We continued to favor Agency MBS, though we have moderated the previous overweight as valuations have moved closer to what we believe to be fair value. We also continued to favor senior positions in mortgage credit. At the end of the period, the Portfolio had minimal foreign exchange exposure given the uncertain backdrop but remained tactical overall.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Scott A. Mather

Mark Kiesel

Mohit Mittal

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	8.82	4.98	4.05
Class B	8.51	4.72	3.79
Class E	8.63	4.83	3.90
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	53.6
Corporate Bonds & Notes	38.3
Asset-Backed Securities	10.6
Mortgage-Backed Securities	9.6
Foreign Government	5.3
Municipals	1.0
Preferred Stocks	0.9
Floating Rate Loans	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.46%	$1,000.00	$1,026.20	$2.34
	Hypothetical*	0.46%	$1,000.00	$1,022.82	$2.34

Class B (a)	Actual	0.71%	$1,000.00	$1,024.20	$3.61
	Hypothetical*	0.71%	$1,000.00	$1,021.57	$3.61

Class E (a)	Actual	0.61%	$1,000.00	$1,025.60	$3.11
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—53.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—31.1%
Fannie Mae 10 Yr. Pool
3.000%, 02/01/21	1,101	$1,106
3.000%, 08/01/21	8,209	8,601
3.000%, 11/01/21	3,867	4,051
3.000%, 03/01/22	24,327	25,489
3.000%, 05/01/22	83,370	87,349
3.500%, 02/01/24	211,477	223,991
3.500%, 10/01/24	293,393	310,847
3.500%, 11/01/24	126,508	134,044
3.500%, 02/01/25	486,981	516,090
3.500%, 03/01/29	464,090	491,532
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	261,808	278,725
3.000%, 06/01/30	9,154,079	9,836,598
3.500%, 04/01/25	56,479	59,888
3.500%, 10/01/26	92,782	98,483
3.500%, 12/01/26	272,223	288,913
3.500%, 04/01/27	238,074	252,656
3.500%, 12/01/28	357,603	382,824
3.500%, 07/01/29	77,719	82,635
3.500%, 12/01/31	171,779	185,124
3.500%, 05/01/32	386,627	414,053
3.500%, 06/01/32	710,455	760,740
3.500%, 05/01/33	421,018	448,115
3.500%, 06/01/33	542,644	576,142
3.500%, 08/01/33	387,811	411,401
3.500%, 09/01/33	909,722	965,208
3.500%, 10/01/33	760,666	807,464
3.500%, 05/01/34	15,266,385	16,169,099
3.500%, 07/01/34	743,360	787,315
3.500%, 09/01/34	1,587,055	1,705,065
3.500%, 02/01/35	99,497	105,729
3.500%, 03/01/35	206,923	219,159
3.500%, 05/01/35	8,856,190	9,395,112
4.000%, 05/01/24	342,615	363,452
4.000%, 06/01/24	344,492	365,473
4.000%, 02/01/25	136,447	144,747
4.000%, 06/01/25	54,432	57,793
4.000%, 08/01/25	29,431	31,241
4.000%, 12/01/25	29,207	30,989
4.000%, 02/01/26	50,132	53,354
4.000%, 03/01/26	9,988	10,628
4.000%, 06/01/26	10,588	11,238
4.000%, 11/01/33	120,268	127,812
4.500%, 05/01/23	5,674	5,969
4.500%, 06/01/23	391	411
4.500%, 04/01/24	10,005	10,517
4.500%, 05/01/24	42,469	44,702
4.500%, 08/01/24	7,448	7,837
4.500%, 10/01/24	68,819	73,194
4.500%, 11/01/24	17,096	18,089
4.500%, 02/01/25	111,238	118,251
4.500%, 03/01/25	87,631	93,051
4.500%, 04/01/25	64,881	68,240
4.500%, 05/01/25	177,790	188,422
4.500%, 06/01/25	14,192	15,085
4.500%, 07/01/25	853,493	909,070

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 08/01/25	13,093	13,840
4.500%, 09/01/25	47,443	50,435
4.500%, 11/01/25	41,882	44,346
4.500%, 04/01/26	4,234	4,518
4.500%, 01/01/27	8,982	9,439
5.500%, 03/01/22	12,424	12,597
5.500%, 04/01/22	8,018	8,085
5.500%, 07/01/22	17,108	17,464
5.500%, 09/01/22	1,423	1,433
5.500%, 10/01/22	37,764	38,658
5.500%, 11/01/22	9,161	9,388
5.500%, 12/01/22	8,955	9,116
5.500%, 02/01/23	21,303	21,936
5.500%, 03/01/23	2,260	2,332
5.500%, 07/01/23	1,935	1,997
5.500%, 08/01/23	9,041	9,408
5.500%, 10/01/23	15,504	15,920
5.500%, 12/01/23	2,993	3,060
5.500%, 01/01/24	1,813	1,892
5.500%, 03/01/24	8,914	9,242
5.500%, 09/01/24	5,167	5,210
5.500%, 01/01/25	142,809	149,198
5.500%, 05/01/25	6,018	6,248
Fannie Mae 20 Yr. Pool
3.500%, 04/01/40	882,125	936,826
3.500%, 05/01/40	10,141,328	10,770,214
4.000%, 04/01/29	24,418	26,194
4.000%, 05/01/29	81,687	87,199
4.000%, 03/01/30	46,267	49,725
4.000%, 05/01/30	73,184	78,670
4.000%, 08/01/30	61,419	66,157
4.000%, 09/01/30	48,433	52,174
4.000%, 10/01/30	1,827	1,968
4.000%, 11/01/30	217,081	233,853
4.000%, 12/01/30	28,955	31,192
4.000%, 06/01/31	4,696	5,128
4.000%, 09/01/31	105,991	115,739
4.000%, 11/01/31	8,492	9,066
4.500%, 01/01/25	2,644	2,860
4.500%, 04/01/31	19,628	21,694
5.500%, 06/01/27	4,493	5,015
5.500%, 12/01/27	41,709	46,611
5.500%, 03/01/28	20,221	22,602
5.500%, 04/01/28	39,543	44,132
5.500%, 05/01/28	24,223	27,076
5.500%, 10/01/28	8,554	9,562
5.500%, 12/01/28	3,668	4,100
5.500%, 01/01/29	53,164	59,431
5.500%, 07/01/29	40,708	45,435
5.500%, 10/01/29	110,971	124,044
5.500%, 04/01/30	69,689	77,789
6.000%, 06/01/26	3,614	4,058
6.000%, 07/01/26	29,550	33,178
6.000%, 08/01/26	5,641	6,333
6.000%, 12/01/26	5,164	5,798
6.000%, 10/01/28	17,660	19,828

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 08/01/49	5,127,608	$5,497,190
3.500%, 02/01/50	14,286,608	15,086,799
4.000%, 05/01/34	72,463	77,948
4.000%, 05/01/35	48,167	52,216
4.000%, 01/01/41	36,176	40,739
4.000%, 12/01/43	338,534	373,105
4.500%, 04/01/39	473,934	527,201
4.500%, 05/01/39	42,331	47,528
4.500%, 06/01/39	17,366	19,498
4.500%, 08/01/39	12,349	13,672
4.500%, 12/01/39	6,372	7,191
4.500%, 05/01/40	17,188	19,062
4.500%, 09/01/40	19,780	22,199
4.500%, 10/01/40	122,756	132,943
4.500%, 12/01/40	35,220	39,097
4.500%, 02/01/41	123,210	136,619
4.500%, 05/01/41	12,219	13,720
4.500%, 06/01/41	7,936	8,927
4.500%, 07/01/41	8,726	9,722
4.500%, 09/01/41	215,272	233,410
4.500%, 10/01/41	75,396	84,657
4.500%, 03/01/42	29,009	32,306
4.500%, 06/01/42	40,116	45,059
4.500%, 07/01/42	505,082	555,568
4.500%, 11/01/43	10,274	11,580
4.500%, 12/01/47	13,817,695	15,056,722
5.000%, 03/01/32	1,105	1,221
5.000%, 04/01/33	51,230	56,619
5.000%, 07/01/33	64,729	74,374
5.000%, 08/01/33	1,358	1,562
5.000%, 09/01/33	1,133	1,311
5.000%, 10/01/33	12,447	14,395
5.000%, 11/01/33	216	242
5.000%, 01/01/34	49,014	54,237
5.000%, 04/01/34	69,927	80,548
5.000%, 06/01/34	1,644	1,828
5.000%, 12/01/34	14,593	16,157
5.000%, 01/01/35	25,207	27,957
5.000%, 04/01/35	29	34
5.000%, 07/01/35	24,146	26,714
5.000%, 01/01/38	88,987	103,299
5.000%, 04/01/39	14,948	17,380
5.000%, 10/01/39	4,911	5,642
5.000%, 11/01/39	12,833	14,922
5.000%, 06/01/40	10,943	12,107
5.000%, 11/01/42	41,191	45,524
5.500%, 12/01/28	11,952	13,342
5.500%, 06/01/33	31,850	37,053
5.500%, 07/01/33	6,019	7,024
5.500%, 09/01/33	119,413	136,979
5.500%, 11/01/33	107,684	120,310
5.500%, 12/01/33	763	877
5.500%, 04/01/34	1,326	1,546
5.500%, 07/01/34	8,138	9,105
5.500%, 08/01/34	171,091	199,588

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 09/01/34	2,515	2,941
5.500%, 11/01/34	192,013	224,662
5.500%, 12/01/34	455,654	534,025
5.500%, 01/01/35	162,805	190,663
5.500%, 02/01/35	221,445	259,305
5.500%, 03/01/35	331,308	388,556
5.500%, 04/01/35	65,829	73,896
5.500%, 05/01/35	76,606	89,916
5.500%, 06/01/35	127,621	149,776
5.500%, 08/01/35	117,404	138,003
5.500%, 09/01/35	1,288,030	1,513,941
5.500%, 10/01/35	131,649	154,738
5.500%, 12/01/35	590,007	693,066
5.500%, 01/01/36	129,079	151,729
5.500%, 03/01/36	142,865	167,650
5.500%, 05/01/36	1,168	1,372
5.500%, 07/01/36	595,018	697,413
5.500%, 09/01/36	72,117	84,365
5.500%, 11/01/36	44,703	52,472
5.500%, 12/01/36	1,335	1,492
5.500%, 02/01/37	986	1,159
5.500%, 05/01/37	13,794	16,216
5.500%, 08/01/37	531,867	624,941
5.500%, 01/01/38	4,176	4,909
5.500%, 02/01/38	131,968	155,135
5.500%, 03/01/38	620,377	728,562
5.500%, 05/01/38	1,159,101	1,362,507
5.500%, 06/01/38	41,424	48,697
5.500%, 09/01/38	20,390	22,796
5.500%, 10/01/38	425,321	499,945
5.500%, 11/01/38	100,581	118,155
5.500%, 01/01/39	28,642	33,671
5.500%, 07/01/39	6,099	6,812
5.500%, 11/01/39	1,292,559	1,532,822
5.500%, 02/01/40	192,455	221,860
5.500%, 06/01/40	55,155	61,607
5.500%, 09/01/40	182,100	213,980
5.500%, 07/01/41	2,108,448	2,478,660
5.500%, 02/01/49	279,906	312,505
6.000%, 12/01/28	10,462	11,747
6.000%, 01/01/29	8,255	9,343
6.000%, 02/01/29	70	80
6.000%, 04/01/29	1,508	1,723
6.000%, 06/01/29	2,197	2,510
6.000%, 11/01/32	39,069	44,043
6.000%, 12/01/32	102,176	116,479
6.000%, 03/01/33	9,563	11,297
6.000%, 04/01/33	1,609	1,807
6.000%, 05/01/33	9,496	11,225
6.000%, 07/01/33	10,137	11,981
6.000%, 01/01/34	791	935
6.000%, 09/01/34	5,055	5,676
6.000%, 11/01/34	5,516	6,309
6.000%, 04/01/35	438,222	513,369
6.000%, 05/01/35	11,803	14,149

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 06/01/35	2,538	$3,051
6.000%, 07/01/35	17,512	20,063
6.000%, 09/01/35	4,091	4,910
6.000%, 11/01/35	376,082	427,618
6.000%, 12/01/35	11,023	12,711
6.000%, 04/01/36	2,456	2,891
6.000%, 05/01/36	96,084	110,411
6.000%, 06/01/36	18,743	21,062
6.000%, 07/01/36	7,330	8,314
6.000%, 08/01/36	966,778	1,157,695
6.000%, 09/01/36	105,110	124,214
6.000%, 10/01/36	47,301	53,551
6.000%, 11/01/36	19,250	22,438
6.000%, 12/01/36	13,050	14,722
6.000%, 01/01/37	86,970	101,404
6.000%, 02/01/37	243,273	290,640
6.000%, 04/01/37	44,660	51,848
6.000%, 05/01/37	20,785	23,380
6.000%, 07/01/37	14,481	17,159
6.000%, 08/01/37	29,763	34,308
6.000%, 11/01/37	28,593	33,772
6.000%, 02/01/38	304,507	360,612
6.000%, 03/01/38	5,781	6,901
6.000%, 08/01/38	8,098	9,251
6.000%, 09/01/38	383,453	451,846
6.000%, 10/01/38	38,440	45,359
6.000%, 11/01/38	7,743	8,699
6.000%, 01/01/39	43,065	51,202
6.000%, 04/01/39	290,949	342,844
6.000%, 07/01/39	51,773	61,908
6.000%, 08/01/39	265,761	311,652
6.000%, 05/01/40	1,848	2,076
6.000%, 05/01/49	2,871,264	3,256,624
8.000%, 10/01/25	519	566
Fannie Mae ARM Pool
1.719%, 12M LIBOR + 1.344%, 12/01/34 (a)	279,475	287,683
1.843%, 12M LIBOR + 1.343%, 11/01/34 (a)	2,879	2,900
1.944%, 12M MTA + 1.200%, 08/01/41 (a)	185,854	187,261
1.944%, 12M MTA + 1.200%, 07/01/42 (a)	168,503	169,634
1.944%, 12M MTA + 1.200%, 08/01/42 (a)	171,327	172,518
1.944%, 12M MTA + 1.200%, 10/01/44 (a)	196,006	198,119
1.955%, 6M LIBOR + 1.513%, 01/01/35 (a)	69,626	71,956
1.994%, 12M MTA + 1.250%, 09/01/41 (a)	471,999	475,419
2.025%, 1Y H15 + 1.900%, 02/01/31 (a)	112,118	111,990
2.080%, 6M LIBOR + 1.412%, 06/01/33 (a)	13,105	13,461
2.099%, 12M LIBOR + 1.582%, 10/01/34 (a)	5,712	5,735
2.105%, 6M LIBOR + 1.605%, 08/01/36 (a)	97,437	98,072
2.175%, 12M LIBOR + 1.670%, 11/01/34 (a)	34,874	36,363
2.227%, 1Y H15 + 2.081%, 10/01/35 (a)	85,081	85,959
2.248%, 6M LIBOR + 1.373%, 09/01/35 (a)	583,803	589,424
2.285%, 6M LIBOR + 1.538%, 01/01/36 (a)	28,425	28,676
2.310%, 12M LIBOR + 1.810%, 09/01/34 (a)	338,465	354,438
2.385%, 12M LIBOR + 1.885%, 11/01/32 (a)	22,030	22,231
2.413%, 1Y H15 + 2.174%, 11/01/35 (a)	209,190	219,617
2.436%, 12M LIBOR + 1.304%, 12/01/34 (a)	492,502	505,669

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
2.439%, 1Y H15 + 2.215%, 09/01/31 (a)	23,944	23,971
2.504%, 12M MTA + 1.769%, 11/01/35 (a)	93,026	95,750
2.530%, 1Y H15 + 2.155%, 07/01/32 (a)	16,049	16,009
2.535%, 12M LIBOR + 1.660%, 05/01/34 (a)	252,103	254,249
2.596%, 12M LIBOR + 1.750%, 08/01/35 (a)	175,465	183,883
2.598%, 1Y H15 + 2.223%, 08/01/35 (a)	107,358	112,962
2.859%, 12M LIBOR + 1.696%, 09/01/32 (a)	57,666	57,879
2.880%, 1Y H15 + 2.200%, 07/01/33 (a)	8,619	8,988
2.880%, 1Y H15 + 2.360%, 11/01/34 (a)	778,776	819,496
3.024%, 12M LIBOR + 1.680%, 12/01/34 (a)	18,605	19,371
3.043%, 12M LIBOR + 1.632%, 01/01/35 (a)	6,517	6,631
3.052%, 1Y H15 + 2.067%, 10/01/28 (a)	57,833	57,943
3.089%, 1Y H15 + 2.306%, 04/01/34 (a)	2,869	3,021
3.381%, 12M LIBOR + 1.381%, 03/01/35 (a)	14,933	15,454
3.464%, 1Y H15 + 2.196%, 02/01/35 (a)	32,775	34,433
3.492%, 12M LIBOR + 1.611%, 05/01/35 (a)	21,320	22,238
3.534%, 12M LIBOR + 1.618%, 03/01/33 (a)	1,602	1,605
3.536%, 12M LIBOR + 1.536%, 01/01/35 (a)	19,736	20,518
3.553%, 12M LIBOR + 1.549%, 01/01/35 (a)	30,324	31,512
3.615%, 12M LIBOR + 1.613%, 01/01/35 (a)	25,557	26,536
3.631%, 12M LIBOR + 1.631%, 02/01/35 (a)	15,165	15,827
3.807%, 12M LIBOR + 1.810%, 04/01/35 (a)	40,311	42,290
3.813%, 1Y H15 + 2.313%, 05/01/35 (a)	126,331	133,639
4.079%, COFI + 1.926%, 12/01/36 (a)	55,918	58,764
5.024%, COFI + 1.727%, 09/01/34 (a)	8,131	8,564
Fannie Mae Pool 2.310%, 08/01/22	7,982,391	8,138,924
Fannie Mae REMICS (CMO)
0.558%, 1M LIBOR + 0.400%, 09/18/31 (a)	105,867	106,095
1.048%, 1M LIBOR + 0.900%, 04/25/32 (a)	35,882	36,289
2.742%, 05/25/35 (a)	383,135	389,942
Fannie Mae-Aces 2.358%, 01/25/31 (a) (b)	21,200,000	3,117,733
Freddie Mac 10 Yr. Pool 3.500%, 10/01/23	13,062	13,835
Freddie Mac 15 Yr. Pool
3.500%, 12/01/26	84,589	89,741
3.500%, 05/01/32	189,429	202,663
3.500%, 07/01/33	562,206	596,770
3.500%, 08/01/33	16,435	17,445
3.500%, 09/01/33	719,340	763,150
3.500%, 11/01/33	1,496,395	1,587,148
3.500%, 01/01/34	161,617	171,504
3.500%, 02/01/34	293,605	311,812
3.500%, 04/01/34	2,734,147	2,896,821
3.500%, 05/01/34	1,131,130	1,198,015
3.500%, 10/01/34	221,142	234,542
3.500%, 11/01/34	100,069	106,072
3.500%, 03/01/35	330,124	350,107
4.000%, 11/01/33	1,659,645	1,761,419
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	52,373	56,430
4.000%, 09/01/30	216,308	233,069
4.000%, 10/01/30	12,532	13,503
5.500%, 04/01/21	545	608

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
5.500%, 12/01/22	115	$128
5.500%, 03/01/23	27,559	30,753
5.500%, 06/01/26	711	794
5.500%, 08/01/26	485	541
5.500%, 06/01/27	15,945	17,800
5.500%, 12/01/27	26,027	29,095
5.500%, 01/01/28	19,155	21,414
5.500%, 02/01/28	3,988	4,458
5.500%, 05/01/28	40,433	45,203
5.500%, 06/01/28	72,994	81,603
6.000%, 03/01/21	420	472
6.000%, 01/01/22	11,948	13,417
6.000%, 10/01/22	86,436	97,069
6.000%, 04/01/23	4,903	5,507
Freddie Mac 20 Yr. Pool 6.000%, 09/01/29	2,286,806	2,567,549
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/40	190,435	209,925
4.500%, 04/01/34	11,474	12,687
4.500%, 06/01/35	39,513	43,704
4.500%, 04/01/41	104,206	117,013
4.500%, 10/01/41	61,174	67,476
5.500%, 01/01/33	804	934
5.500%, 05/01/33	1,007	1,175
5.500%, 08/01/33	1,278	1,491
5.500%, 10/01/33	2,225	2,546
5.500%, 01/01/34	1,023	1,197
5.500%, 09/01/34	16,067	18,440
5.500%, 01/01/35	19,100	22,353
5.500%, 07/01/35	1,075	1,255
5.500%, 10/01/35	9,580	10,701
5.500%, 11/01/35	40,141	45,361
5.500%, 12/01/35	26,821	31,534
5.500%, 01/01/36	19,718	23,185
5.500%, 02/01/36	15,008	16,761
5.500%, 04/01/36	10,640	12,323
5.500%, 06/01/36	912,435	1,069,822
5.500%, 07/01/36	19,955	23,464
5.500%, 08/01/36	55,223	63,571
5.500%, 10/01/36	9,045	10,449
5.500%, 12/01/36	140,381	164,998
5.500%, 02/01/37	9,530	10,910
5.500%, 03/01/37	10,674	12,552
5.500%, 04/01/37	28,993	32,685
5.500%, 06/01/37	49,691	57,610
5.500%, 07/01/37	123,562	144,693
5.500%, 08/01/37	41,529	48,835
5.500%, 09/01/37	7,853	9,234
5.500%, 10/01/37	6,046	7,107
5.500%, 11/01/37	142,672	167,733
5.500%, 12/01/37	6,783	7,851
5.500%, 01/01/38	45,477	53,454
5.500%, 02/01/38	116,024	136,423
5.500%, 03/01/38	47,734	55,597
5.500%, 04/01/38	118,683	139,492

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 05/01/38	51,567	60,530
5.500%, 06/01/38	184,574	217,028
5.500%, 07/01/38	228,161	267,829
5.500%, 08/01/38	623,045	732,297
5.500%, 09/01/38	165,824	194,768
5.500%, 10/01/38	4,964,506	5,829,286
5.500%, 11/01/38	1,775,857	2,082,717
5.500%, 12/01/38	5,583	6,237
5.500%, 01/01/39	412,774	485,373
5.500%, 02/01/39	67,796	77,374
5.500%, 03/01/39	44,723	52,575
5.500%, 06/01/39	1,487,292	1,748,947
5.500%, 09/01/39	29,680	34,333
5.500%, 02/01/40	50,033	58,640
5.500%, 03/01/40	7,953	9,271
5.500%, 05/01/40	1,534	1,803
5.500%, 08/01/40	49,198	57,843
Freddie Mac ARM Non-Gold Pool
2.008%, 12M LIBOR + 1.345%, 09/01/35 (a)	83,529	86,185
2.253%, 1Y H15 + 2.107%, 10/01/34 (a)	20,877	22,040
2.299%, 12M LIBOR + 1.900%, 11/01/34 (a)	10,235	10,734
2.339%, 1Y H15 + 2.217%, 09/01/35 (a)	185,560	195,235
2.375%, 1Y H15 + 2.250%, 11/01/34 (a)	32,329	34,011
2.389%, 12M LIBOR + 1.888%, 11/01/34 (a)	13,326	13,993
2.400%, 12M LIBOR + 1.900%, 11/01/34 (a)	3,430	3,443
2.404%, 1Y H15 + 2.250%, 11/01/31 (a)	7,034	7,078
2.586%, 12M LIBOR + 1.961%, 08/01/32 (a)	40,648	40,777
2.657%, 1Y H15 + 2.473%, 01/01/29 (a)	132,682	132,881
3.154%, 1Y H15 + 2.250%, 06/01/35 (a)	365,085	384,850
3.254%, 1Y H15 + 2.250%, 08/01/35 (a)	121,592	128,070
3.553%, 1Y H15 + 2.108%, 02/01/35 (a)	21,378	22,426
3.621%, 12M LIBOR + 1.621%, 02/01/35 (a)	10,784	11,175
3.625%, 12M LIBOR + 1.625%, 02/01/35 (a)	23,496	24,264
3.643%, 1Y H15 + 2.250%, 02/01/35 (a)	28,235	29,799
3.677%, 12M LIBOR + 1.677%, 01/01/35 (a)	10,495	10,869
3.678%, 12M LIBOR + 1.678%, 02/01/35 (a)	10,351	10,736
3.831%, 1Y H15 + 2.250%, 01/01/35 (a)	67,382	70,949
3.901%, 12M LIBOR + 1.901%, 02/01/35 (a)	22,926	24,122
Freddie Mac Multifamily Structured Pass-Through Certificates 1.221%, 08/25/22 (a) (b)	39,126,336	670,289
Freddie Mac REMICS (CMO)
0.409%, 1M LIBOR + 0.250%, 07/15/34 (a)	19,022	18,964
1.875%, PRIME - 1.375%, 11/15/23 (a)	71,360	72,120
3.500%, 01/15/42	21,084,313	22,161,365
6.500%, 01/15/24	4,685	4,995
Freddie Mac Structured Pass-Through Securities (CMO)
1.809%, 12M MTA + 1.200%, 10/25/44 (a)	511,340	521,144
1.944%, 12M MTA + 1.200%, 02/25/45 (a)	45,383	45,726
2.009%, 12M MTA + 1.400%, 07/25/44 (a)	2,501,170	2,523,639
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/49	5,179,557	5,396,899
4.000%, TBA (c)	11,000,000	11,646,738
5.000%, 10/15/33	5,190	5,724
5.000%, 12/15/33	16,317	18,771
5.000%, 05/15/34	3,865	4,422

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 07/15/34	632	$696
5.000%, 11/15/35	2,235	2,501
5.000%, 03/15/36	1,301	1,497
5.000%, 10/15/38	362,475	417,115
5.000%, 02/15/39	52,789	60,656
5.000%, 03/15/39	87,049	99,750
5.000%, 04/15/39	496,009	570,635
5.000%, 05/15/39	1,644,097	1,869,897
5.000%, 06/15/39	517,029	592,394
5.000%, 09/15/39	179,723	206,831
5.000%, 05/15/40	17,740	20,328
5.000%, 09/15/40	192,898	221,039
5.000%, 12/15/40	14,159	16,225
5.000%, 07/15/41	3,847	4,234
5.000%, 09/15/47	169,812	187,904
5.000%, TBA (c)	15,000,000	16,527,550
7.000%, 10/15/23	629	636
7.500%, 01/15/26	1,431	1,551
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (c)	2,000,000	2,092,402
4.500%, 02/20/49	5,538,374	5,992,778
4.500%, 12/20/49	43,508	46,977
4.500%, 01/20/50	41,263,418	44,359,026
4.500%, TBA (c)	108,390,000	116,057,063
5.000%, 08/20/48	8,331,153	9,110,854
5.000%, 02/20/49	18,159	19,875
5.000%, 04/20/49	19,265,548	21,099,100
5.000%, 06/20/49	605,294	661,695
5.000%, 07/20/49	29,791,818	32,573,044
5.000%, 08/20/49	31,102,559	33,991,170
5.000%, 11/20/49	591,094	645,388
Ginnie Mae II ARM Pool
2.250%, 1Y H15 + 1.500%, 08/20/27 (a)	15,620	15,918
2.250%, 1Y H15 + 1.500%, 09/20/27 (a)	44,968	45,596
2.250%, 1Y H15 + 1.500%, 07/20/29 (a)	4,347	4,508
2.250%, 1Y H15 + 1.500%, 08/20/29 (a)	4,703	4,879
2.250%, 1Y H15 + 1.500%, 09/20/29 (a)	4,581	4,619
2.250%, 1Y H15 + 1.500%, 08/20/31 (a)	1,130	1,176
2.250%, 1Y H15 + 1.500%, 07/20/32 (a)	3,436	3,476
2.250%, 1Y H15 + 1.500%, 09/20/33 (a)	22,758	23,729
2.875%, 1Y H15 + 1.500%, 04/20/22 (a)	59	59
2.875%, 1Y H15 + 1.500%, 05/20/26 (a)	6,069	6,168
2.875%, 1Y H15 + 1.500%, 06/20/27 (a)	2,149	2,183
2.875%, 1Y H15 + 1.500%, 05/20/28 (a)	2,772	2,845
2.875%, 1Y H15 + 1.500%, 05/20/29 (a)	4,150	4,311
2.875%, 1Y H15 + 1.500%, 04/20/30 (a)	6,210	6,452
2.875%, 1Y H15 + 1.500%, 05/20/30 (a)	14,785	15,502
2.875%, 1Y H15 + 1.500%, 06/20/30 (a)	5,001	5,206
2.875%, 1Y H15 + 1.500%, 04/20/31 (a)	3,543	3,633
2.875%, 1Y H15 + 1.500%, 04/20/32 (a)	3,690	3,762
2.875%, 1Y H15 + 1.500%, 05/20/32 (a)	6,165	6,256
3.000%, 1Y H15 + 1.500%, 02/20/22 (a)	1,031	1,037
3.000%, 1Y H15 + 1.500%, 01/20/23 (a)	3,198	3,253
3.000%, 1Y H15 + 1.500%, 02/20/26 (a)	3,931	4,004
3.000%, 1Y H15 + 1.500%, 01/20/27 (a)	1,850	1,869

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool
3.000%, 1Y H15 + 1.500%, 02/20/28 (a)	4,888	4,934
3.000%, 1Y H15 + 1.500%, 03/20/28 (a)	6,141	6,223
3.000%, 1Y H15 + 1.500%, 01/20/30 (a)	15,399	15,999
3.000%, 1Y H15 + 1.500%, 03/20/32 (a)	237	246
3.000%, 1Y H15 + 1.500%, 03/20/33 (a)	2,163	2,255
3.125%, 1Y H15 + 1.500%, 11/20/26 (a)	8,470	8,559
3.125%, 1Y H15 + 1.500%, 11/20/27 (a)	6,603	6,691
3.125%, 1Y H15 + 1.500%, 10/20/28 (a)	378	384
3.125%, 1Y H15 + 1.500%, 10/20/29 (a)	3,049	3,164
3.125%, 1Y H15 + 1.500%, 10/20/30 (a)	2,213	2,240
3.125%, 1Y H15 + 1.500%, 11/20/30 (a)	16,781	16,874
3.625%, 1Y H15 + 2.000%, 10/20/31 (a)	4,492	4,485
Government National Mortgage Association (CMO)
0.480%, 1M LIBOR + 0.340%, 12/20/62 (a)	181,660	181,404
0.740%, 1M LIBOR + 0.600%, 08/20/65 (a)	3,026,995	3,043,786
0.740%, 1M LIBOR + 0.600%, 10/20/65 (a)	6,228,114	6,256,038
0.790%, 1M LIBOR + 0.650%, 06/20/66 (a)	4,532,622	4,553,978
0.990%, 1M LIBOR + 0.850%, 09/20/66 (a)	7,902,652	8,024,448
1.140%, 1M LIBOR + 1.000%, 12/20/65 (a)	20,237,190	20,639,481
1.140%, 1M LIBOR + 1.000%, 01/20/67 (a)	9,326,924	9,523,499
1.249%, 12M LIBOR + 0.800%, 09/20/67 (a)	8,545,810	8,724,050
3.614%, 09/20/66 (a)	10,504,171	11,227,919
Uniform Mortgage-Backed Securities 15 Yr. Pool 4.500%, TBA (c)	100,000	104,985
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	313,300,000	324,343,800
2.500%, TBA (c)	193,600,000	203,400,748
3.000%, TBA (c)	307,500,000	322,237,241
3.500%, TBA (c)	188,812,000	199,782,601

		1,623,585,603

U.S. Treasury—22.5%
U.S. Treasury Bonds
1.375%, 11/15/40	47,100,000	46,489,172
1.375%, 08/15/50	96,600,000	90,260,625
1.625%, 11/15/50	31,900,000	31,710,594
2.000%, 02/15/50	9,600,000	10,404,375
2.750%, 08/15/42	39,000,000	48,270,117
2.750%, 11/15/42	19,800,000	24,489,352
2.875%, 05/15/43	83,700,000	105,632,016
2.875%, 08/15/45	17,200,000	21,843,328
3.125%, 02/15/42	15,800,000	20,684,422
3.125%, 08/15/44	116,300,000	153,111,676
3.375%, 05/15/44	18,000,000	24,572,812
4.250%, 05/15/39	9,600,000	14,228,250
4.375%, 11/15/39	57,100,000	86,236,613
4.375%, 05/15/40	11,900,000	18,035,473
4.500%, 08/15/39	15,100,000	23,073,508
4.625%, 02/15/40	12,800,000	19,928,000
U.S. Treasury Notes
0.875%, 11/15/30	21,600,000	21,515,625
1.750%, 09/30/22 (d) (e) (f)	20,400,000	20,975,344
1.750%, 06/30/24 (e)	38,200,000	40,254,742
1.875%, 07/31/22 (d) (e)	102,600,000	105,429,515
1.875%, 08/31/22 (d) (e)	31,200,000	32,103,094

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.000%, 10/31/22 (d) (f)	3,300,000	$3,412,664
2.125%, 07/31/24 (d) (e)	24,800,000	26,491,437
2.125%, 09/30/24 (d) (f)	7,900,000	8,455,469
2.250%, 11/15/24	110,600,000	119,128,297
2.250%, 08/15/27	24,360,000	27,000,586
2.625%, 02/15/29	29,260,000	33,572,421

		1,177,309,527

Total U.S. Treasury & Government Agencies (Cost $2,675,679,763)		2,800,895,130

Corporate Bonds & Notes—38.3%

Aerospace/Defense—0.4%
Boeing Co. (The) 2.750%, 02/01/26	15,400,000	16,190,219
Spirit AeroSystems, Inc.
3.950%, 06/15/23	4,100,000	4,018,000
4.600%, 06/15/28	1,600,000	1,582,000

		21,790,219

Agriculture—0.4%
Imperial Brands Finance plc
3.125%, 07/26/24 (144A)	6,300,000	6,745,896
3.875%, 07/26/29 (144A)	12,800,000	14,300,293

		21,046,189

Airlines—0.8%
American Airlines Pass-Through Trust 3.700%, 10/01/26	2,640,499	2,482,393
British Airways Pass-Through Trust 4.125%, 09/20/31 (144A) †	1,653,555	1,531,717
Delta Air Lines Pass-Through Trust 6.821%, 08/10/22	13,304,514	13,628,253
Latam Airlines Pass-Through Trust
4.200%, 11/15/27	2,678,095	2,483,933
4.500%, 11/15/23	1,758,783	1,020,094
United Airlines Pass-Through Trust
2.875%, 10/07/28	4,207,071	4,226,573
3.450%, 07/07/28	2,440,944	2,410,274
5.875%, 10/15/27	12,800,000	13,827,100

		41,610,337

Auto Manufacturers—3.6%
BMW Finance NV 2.250%, 08/12/22 (144A)	13,500,000	13,921,137
Daimler Finance North America LLC
1.093%, 3M LIBOR + 0.880%, 02/22/22 (144A) (a)	16,100,000	16,217,173
2.550%, 08/15/22 (144A)	16,100,000	16,646,197
3.400%, 02/22/22 (144A)	16,100,000	16,627,468
3.750%, 11/05/21 (144A)	3,400,000	3,494,173
FCE Bank plc 1.875%, 06/24/21 (EUR)	1,400,000	1,710,310

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC
Zero Coupon, 3M EURIBOR + 0.430%, 05/14/21 (EUR) (a)	2,500,000	3,035,953
1.048%, 3M LIBOR + 0.810%, 04/05/21 (a)	3,200,000	3,186,288
1.296%, 3M LIBOR + 1.080%, 08/03/22 (a)	2,700,000	2,633,066
1.456%, 3M LIBOR + 1.235%, 02/15/23 (a)	13,000,000	12,545,416
3.200%, 01/15/21	5,000,000	5,002,500
3.360%, 3M LIBOR + 3.140%, 01/07/22 (a)	13,300,000	13,390,735
4.250%, 09/20/22	4,390,000	4,531,182
General Motors Financial Co., Inc.
1.550%, 3M LIBOR + 1.310%, 06/30/22 (a)	1,100,000	1,107,351
3.550%, 07/08/22	8,400,000	8,760,638
Nissan Motor Acceptance Corp.
2.650%, 07/13/22 (144A)	2,219,000	2,270,677
2.800%, 01/13/22 (144A)	4,400,000	4,474,424
Nissan Motor Co., Ltd.
3.522%, 09/17/25 (144A)	6,600,000	7,075,555
4.810%, 09/17/30 (144A)	12,800,000	14,423,085
Volkswagen Bank GmbH
1.875%, 01/31/24 (EUR)	4,600,000	5,912,495
2.500%, 07/31/26 (EUR)	3,000,000	4,087,900
Volkswagen Group of America Finance LLC
2.850%, 09/26/24 (144A)	13,300,000	14,201,928
4.625%, 11/13/25 (144A)	10,900,000	12,700,120

		187,955,771

Banks—11.8%
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (g)	1,700,000	269,985
4.750%, 01/15/18 (EUR) (g)	3,100,000	492,325
Bank of America Corp.
0.981%, SOFR + 0.910%, 09/25/25 (a)	12,000,000	12,128,411
4.125%, 01/22/24	2,130,000	2,364,967
Barclays Bank plc
7.625%, 11/21/22	366,000	407,130
10.179%, 06/12/21 (144A)	17,900,000	18,616,795
Barclays plc
1.601%, 3M LIBOR + 1.380%, 05/16/24 (a)	100,000	101,348
2.375%, 1Y GBP Swap + 1.320%, 10/06/23 (GBP) (a)	2,600,000	3,654,239
3.125%, 01/17/24 (GBP)	4,400,000	6,398,867
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	700,000	757,571
4.610%, 3M LIBOR + 1.400%, 02/15/23 (a)	18,200,000	18,999,175
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	2,000,000	2,398,217
BBVA Bancomer S.A. 6.500%, 03/10/21	1,873,000	1,892,667
BBVA U.S.A. 0.951%, 3M LIBOR + 0.730%, 06/11/21 (a)	14,400,000	14,432,799
BNP Paribas S.A.
3.500%, 03/01/23 (144A)	14,400,000	15,322,557
BPCE S.A. 4.000%, 09/12/23 (144A)	17,000,000	$18,493,076
CIT Group, Inc.
4.125%, 03/09/21	11,500,000	11,534,500
5.250%, 03/07/25	11,000,000	12,485,000
Citigroup, Inc. 0.907%, 3M LIBOR + 0.690%, 10/27/22 (a)	10,600,000	10,677,361

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperative Rabobank UA
3.875%, 09/26/23 (144A)	1,200,000	$1,308,870
6.625%, -1 x 5Y EUR Swap + 6.697%, (EUR) (a) (h)	1,800,000	2,255,704
Credit Suisse Group AG
1.460%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	10,400,000	10,547,409
3.800%, 06/09/23	6,100,000	6,569,234
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	15,700,000	17,008,674
7.250%, 5Y H15 + 4.332%, (144A) (a) (h)	5,500,000	6,188,785
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	18,300,000	19,327,620
Deutsche Bank AG
3.150%, 01/22/21	8,200,000	8,209,095
3.300%, 11/16/22	9,500,000	9,906,605
3.375%, 05/12/21	30,500,000	30,793,541
3.547%, SOFR + 3.043%, 09/18/31 (a)	7,000,000	7,591,099
4.250%, 02/04/21	7,800,000	7,821,065
4.250%, 10/14/21	7,700,000	7,895,712
Goldman Sachs Group, Inc. (The)
1.972%, 3M LIBOR + 1.750%, 10/28/27 (a)	7,500,000	7,883,191
3.750%, 05/22/25	5,375,000	6,033,496
ING Groep NV
4.100%, 10/02/23	14,000,000	15,379,627
4.625%, 01/06/26 (144A)	7,900,000	9,289,435
JPMorgan Chase & Co.
1.115%, 3M LIBOR + 0.900%, 04/25/23 (a)	6,800,000	6,864,049
3.797%, 3M LIBOR + 0.890%, 07/23/24 (a)	4,400,000	4,775,411
Lloyds Bank plc 7.500%, 04/02/32 (i)	13,000,000	10,726,553
Lloyds Banking Group plc
4.050%, 08/16/23	14,900,000	16,282,411
7.625%, 5Y GBP Swap + 5.010%, (GBP) (a) (h)	11,400,000	17,109,486
Mizuho Financial Group, Inc.
1.979%, 3M LIBOR + 1.270%, 09/08/31 (a)	12,800,000	13,112,242
2.201%, 3M LIBOR + 1.510%, 07/10/31 (a)	12,400,000	12,892,398
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	5,900,000	6,205,807
Morgan Stanley 3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)	9,400,000	10,113,688
Natwest Group plc
2.000%, 3M EURIBOR + 2.039%, 03/08/23 (EUR) (a)	3,300,000	4,128,595
2.500%, 03/22/23 (EUR)	11,943,000	15,395,398
Oversea-Chinese Banking Corp., Ltd. 0.672%, 3M LIBOR + 0.450%, 05/17/21 (144A) (a)	9,500,000	9,500,972
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	4,800,000	5,248,898
Santander UK Group Holdings plc 7.375%, 5Y GBP Swap + 5.543%, (GBP) (a) (h)	400,000	570,932
Shinhan Financial Group Co., Ltd. 1.350%, 01/10/26 (144A)	12,600,000	12,777,842
Societe Generale S.A. 4.250%, 09/14/23 (144A)	13,900,000	15,157,795
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	4,400,000	4,562,694

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc.
1.474%, 07/08/25	12,500,000	12,799,058
2.696%, 07/16/24	12,900,000	13,770,409
Synchrony Bank 3.650%, 05/24/21	14,900,000	15,047,697
UBS AG 7.625%, 08/17/22	3,600,000	3,984,103
UBS Group AG 4.125%, 04/15/26 (144A)	10,200,000	11,788,582
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	29,700,000	34,965,572
Virgin Money UK plc 4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	757,377
Wells Fargo & Co.
1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (a)	8,600,000	11,641,700
2.393%, SOFR + 2.100%, 06/02/28 (a)	12,300,000	13,089,430
3.000%, 02/19/25	6,000,000	6,521,637

		615,226,888

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.500%, 06/01/50	13,000,000	16,357,587
Keurig Dr Pepper, Inc. 4.057%, 05/25/23	7,900,000	8,582,961

		24,940,548

Biotechnology—0.1%
Royalty Pharma plc 1.200%, 09/02/25 (144A)	3,000,000	3,045,223

Chemicals—0.2%
Nutrition & Biosciences, Inc. 2.300%, 11/01/30 (144A)	12,800,000	13,176,758

Commercial Services—0.6%
Central Nippon Expressway Co., Ltd. 0.774%, 3M LIBOR + 0.560%, 11/02/21 (a)	2,600,000	2,604,732
PayPal Holdings, Inc. 2.400%, 10/01/24	13,300,000	14,210,378
Rockefeller Foundation (The) 2.492%, 10/01/50	12,800,000	13,305,825

		30,120,935

Computers—0.6%
Apple, Inc. 3.000%, 06/20/27	8,300,000	9,294,077
Dell International LLC / EMC Corp.
4.900%, 10/01/26 (144A)	900,000	1,062,499
5.450%, 06/15/23 (144A)	9,600,000	10,617,185
NetApp, Inc. 2.375%, 06/22/27	7,400,000	7,906,471

		28,880,232

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—0.1%
Toyota Tsusho Corp. 3.625%, 09/13/23	2,600,000	$2,789,162

Diversified Financial Services—2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.450%, 10/01/25	7,000,000	7,798,206
Aircastle, Ltd. 5.500%, 02/15/22	4,498,000	4,684,546
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	6,500,000	6,813,200
Capital One Financial Corp. 4.250%, 04/30/25	10,000,000	11,411,975
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A) †	17,900,000	18,477,726
GE Capital Funding LLC
3.450%, 05/15/25 (144A)	12,100,000	13,354,944
4.400%, 05/15/30 (144A)	14,800,000	17,437,770
LeasePlan Corp. NV 2.875%, 10/24/24 (144A)	13,100,000	13,839,811
Mitsubishi UFJ Lease & Finance Co., Ltd.
3.406%, 02/28/22 (144A)	200,000	205,700
3.960%, 09/19/23 (144A)	5,045,000	5,445,647
Navient Corp. 7.250%, 01/25/22	3,200,000	3,344,000
Nomura Holdings, Inc. 2.679%, 07/16/30	9,600,000	10,157,474
OneMain Finance Corp.
6.125%, 05/15/22	9,100,000	9,646,000
6.875%, 03/15/25	11,800,000	13,702,750

		136,319,749

Electric—3.0%
Adani Electricity Mumbai, Ltd. 3.949%, 02/12/30 (144A)	4,700,000	4,977,300
AES Corp. (The) 2.450%, 01/15/31 (144A)	5,000,000	5,064,520
Duke Energy Corp. 0.871%, 3M LIBOR + 0.650%, 03/11/22 (a)	8,500,000	8,545,724
Edison International
3.125%, 11/15/22	7,400,000	7,682,685
3.550%, 11/15/24	3,600,000	3,875,500
Enel Finance International NV
2.875%, 05/25/22 (144A)	9,000,000	9,285,682
4.250%, 09/14/23 (144A)	14,900,000	16,288,092
Evergy, Inc. 2.450%, 09/15/24	13,500,000	14,312,411
FirstEnergy Corp. 3.900%, 07/15/27	1,300,000	1,432,451
NextEra Energy Capital Holdings, Inc. 3.250%, 04/01/26	2,800,000	3,134,548
Pacific Gas and Electric Co.
1.600%, 3M LIBOR + 1.375%, 11/15/21 (a)	12,800,000	12,807,012
1.750%, 06/16/22	9,900,000	9,927,848
3.150%, 01/01/26	10,900,000	11,610,301
3.300%, 12/01/27	1,600,000	1,707,740

Electric—(Continued)
Pacific Gas and Electric Co.
3.400%, 08/15/24	4,500,000	4,790,374
3.450%, 07/01/25	3,600,000	3,900,413
3.500%, 06/15/25	2,700,000	2,919,394
4.250%, 08/01/23	3,000,000	3,220,865
Public Service Enterprise Group, Inc. 2.650%, 11/15/22	2,700,000	2,814,009
Sempra Energy 0.667%, 3M LIBOR + 0.450%, 03/15/21 (a)	17,600,000	17,611,143
WEC Energy Group, Inc.
1.375%, 10/15/27	5,000,000	5,080,271
1.800%, 10/15/30	5,000,000	5,011,768

		156,000,051

Electronics—0.3%
Arrow Electronics, Inc. 3.250%, 09/08/24	6,150,000	6,654,481
Flex, Ltd.
4.875%, 06/15/29	8,160,000	9,634,131
5.000%, 02/15/23	1,700,000	1,838,392

		18,127,004

Energy-Alternate Sources—0.2%
Azure Power Solar Energy Pvt. Ltd. 5.650%, 12/24/24 (144A)	8,800,000	9,372,000

Engineering & Construction—0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 03/22/23 (144A)	3,100,000	3,295,100

Food—0.3%
Campbell Soup Co. 0.847%, 3M LIBOR + 0.630%, 03/15/21 (a)	10,233,000	10,242,152
Danone S.A. 2.589%, 11/02/23 (144A)	3,858,000	4,059,318

		14,301,470

Gas—0.2%
Atmos Energy Corp. 1.500%, 01/15/31	12,900,000	12,900,823

Healthcare-Products—0.1%
Boston Scientific Corp. 3.375%, 05/15/22	1,100,000	1,145,651
Zimmer Biomet Holdings, Inc. 0.989%, 3M LIBOR + 0.750%, 03/19/21 (a)	1,509,000	1,509,000

		2,654,651

Home Builders—0.1%
DR Horton, Inc. 4.375%, 09/15/22	4,700,000	4,956,832

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 0.798%, 3M LIBOR + 0.560%, 06/24/22 (144A) (a)	10,600,000	10,648,901

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Housewares—0.1%
Newell Brands, Inc. 4.350%, 04/01/23	4,876,000	$5,114,388

Insurance—0.3%
Ambac Assurance Corp. 5.100%, (144A) (h)	144	199
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (a)	3,352,669	3,335,906
Equitable Holdings, Inc. 3.900%, 04/20/23	10,000,000	10,758,231
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	600,000	643,092
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	2,468,359

		17,205,787

Internet—0.1%
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	4,824,453
Expedia Group, Inc. 7.000%, 05/01/25 (144A)	2,300,000	2,532,133

		7,356,586

Lodging—0.7%
Choice Hotels International, Inc. 3.700%, 12/01/29	2,500,000	2,726,650
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	3,023,732
Marriott International, Inc.
3.600%, 04/15/24	10,500,000	11,192,183
4.150%, 12/01/23	14,100,000	15,232,377
MGM Resorts International 7.750%, 03/15/22	1,100,000	1,171,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,855,290

		37,201,732

Media—0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, 07/23/22	14,229,000	15,000,413
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	4,056,500
Time Warner Cable LLC 4.000%, 09/01/21	1,000,000	1,014,190
Walt Disney Co. (The) 3.600%, 01/13/51	12,600,000	15,264,950

		35,336,053

Miscellaneous Manufacturing—0.0%
General Electric Co. 5.500%, 06/07/21 (GBP)	500,000	698,231

Oil & Gas—0.8%
BG Energy Capital plc 4.000%, 10/15/21 (144A)	1,300,000	1,334,645
BP Capital Markets America, Inc.
3.790%, 02/06/24	8,200,000	8,960,038
4.234%, 11/06/28	4,000,000	4,778,205
Chevron Corp. 2.236%, 05/11/30	6,300,000	6,738,299
Continental Resources, Inc.
5.000%, 09/15/22	550,000	550,825
Equinor ASA 3.625%, 04/06/40	3,700,000	4,451,892
Marathon Oil Corp. 2.800%, 11/01/22	747,000	767,795
Occidental Petroleum Corp. 2.900%, 08/15/24	12,400,000	11,935,000
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	2,024,199	2,236,760
Shell International Finance B.V. 2.750%, 04/06/30	1,900,000	2,095,213

		43,848,672

Packaging & Containers—0.3%
WRKCo, Inc. 4.650%, 03/15/26	14,700,000	17,284,297

Pharmaceuticals—1.7%
AbbVie, Inc.
2.300%, 11/21/22	10,200,000	10,574,480
2.850%, 05/14/23	3,000,000	3,154,507
2.950%, 11/21/26	5,100,000	5,641,486
3.200%, 05/14/26	1,300,000	1,440,638
3.450%, 03/15/22	4,900,000	5,053,462
3.600%, 05/14/25	700,000	780,018
Bayer U.S. Finance LLC
1.227%, 3M LIBOR + 1.010%, 12/15/23 (144A) (a)	17,400,000	17,578,922
3.875%, 12/15/23 (144A)	2,000,000	2,178,484
CVS Health Corp.
2.750%, 12/01/22	2,900,000	3,014,639
3.750%, 04/01/30	3,900,000	4,536,371
4.300%, 03/25/28	2,820,000	3,356,627
4.750%, 12/01/22	3,300,000	3,532,841
CVS Pass-Through Trust 6.943%, 01/10/30	656,485	784,785
Takeda Pharmaceutical Co., Ltd. 4.400%, 11/26/23	9,800,000	10,855,863
Teva Pharmaceutical Finance Netherlands II B.V.
1.250%, 03/31/23 (EUR)	3,700,000	4,357,833
3.250%, 04/15/22 (EUR)	8,000,000	9,895,366

		86,736,322

Pipelines—0.5%
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	9,000,000	10,643,080
Enbridge, Inc. 0.720%, 3M LIBOR + 0.500%, 02/18/22 (a)	13,000,000	13,006,661

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Midwest Connector Capital Co. LLC 3.625%, 04/01/22 (144A)	2,400,000	$2,441,987
Sunoco Logistics Partners Operations L.P. 5.950%, 12/01/25	1,800,000	2,122,935

		28,214,663

Real Estate—0.3%
CPI Property Group S.A. 2.125%, 10/04/24 (EUR)	3,800,000	4,839,697
Logicor Financing Sarl 1.625%, 07/15/27 (EUR)	4,500,000	5,838,793
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125%, 03/20/22 (144A)	1,200,000	1,235,692
3.875%, 03/20/27 (144A)	1,700,000	1,876,542
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,035,949	1,908,616

		15,699,340

Real Estate Investment Trusts—4.0%
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	2,200,000	2,423,732
American Homes 4 Rent L.P. 4.250%, 02/15/28	1,900,000	2,183,785
American Tower Corp.
3.375%, 05/15/24	16,000,000	17,401,651
3.500%, 01/31/23	1,807,000	1,916,199
Brandywine Operating Partnership L.P. 4.100%, 10/01/24	7,500,000	8,016,476
Brixmor Operating Partnership L.P.
3.900%, 03/15/27	6,000,000	6,676,571
4.125%, 06/15/26	5,500,000	6,230,456
CBL & Associates L.P. 5.950%, 12/15/26 (g)	7,200,000	2,844,000
Crown Castle International Corp. 5.250%, 01/15/23	8,831,000	9,662,823
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	2,200,000	2,720,473
Digital Realty Trust L.P. 4.750%, 10/01/25	8,000,000	9,363,249
EPR Properties 3.750%, 08/15/29	2,500,000	2,397,241
Equinix, Inc. 1.000%, 09/15/25	12,600,000	12,632,171
Federal Realty Investment Trust 3.500%, 06/01/30	4,900,000	5,465,567
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	5,625,400
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	11,770,266
Hudson Pacific Properties L.P. 4.650%, 04/01/29	2,400,000	2,802,254
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	2,000,000	2,953,227
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	10,138,591

Real Estate Investment Trusts—(Continued)
Piedmont Operating Partnership L.P. 3.150%, 08/15/30	12,900,000	13,201,682
Public Storage
2.370%, 09/15/22	2,500,000	2,583,900
3.094%, 09/15/27	15,500,000	17,318,931
Realty Income Corp. 3.875%, 04/15/25	10,700,000	12,050,768
Service Properties Trust 4.375%, 02/15/30	11,490,000	11,202,750
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	19,643,155
UDR, Inc.
3.500%, 07/01/27	1,900,000	2,116,210
4.400%, 01/26/29	3,400,000	4,039,738
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,851,145
Welltower, Inc. 4.250%, 04/01/26	1,102,000	1,282,826

		211,515,237

Savings & Loans—0.2%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (a)	9,390,000	10,203,004

Semiconductors—1.0%
Broadcom, Inc.
3.459%, 09/15/26	8,769,000	9,727,333
4.300%, 11/15/32	14,900,000	17,652,775
4.750%, 04/15/29	10,800,000	12,909,406
Micron Technology, Inc. 4.640%, 02/06/24	9,000,000	10,019,743
NXP B.V. / NXP Funding LLC 4.625%, 06/01/23 (144A)	3,902,000	4,264,741

		54,573,998

Software—0.4%
Oracle Corp.
3.600%, 04/01/40	6,400,000	7,488,929
3.600%, 04/01/50	10,600,000	12,356,251

		19,845,180

Telecommunications—0.8%
Level 3 Financing, Inc. 3.875%, 11/15/29 (144A)	6,330,000	7,029,592
Sprint Communications, Inc. 6.000%, 11/15/22	1,000,000	1,082,500
Sprint Corp.
7.125%, 06/15/24	1,000,000	1,169,390
7.875%, 09/15/23	2,800,000	3,241,840
T-Mobile USA, Inc. 2.550%, 02/15/31 (144A)	8,900,000	9,345,623
Verizon Communications, Inc. 3.376%, 02/15/25	16,266,000	18,058,869

		39,927,814

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Toys/Games/Hobbies—0.2%
Hasbro, Inc. 2.600%, 11/19/22	10,400,000	$10,799,861

Total Corporate Bonds & Notes (Cost $1,894,433,734)		2,000,720,008

Asset-Backed Securities—10.6%

Asset-Backed - Automobile—0.5%
Chesapeake Funding II LLC
0.529%, 1M LIBOR + 0.370%, 08/15/30 (144A) (a)	7,403,992	7,403,158
3.230%, 08/15/30 (144A)	4,950,343	5,060,498
Credit Acceptance Auto Loan Trust 3.470%, 05/17/27 (144A)	3,495,563	3,515,928
OneMain Direct Auto Receivables Trust 3.430%, 12/16/24 (144A)	8,568,387	8,652,968

		24,632,552

Asset-Backed - Credit Card—0.3%
Evergreen Credit Card Trust 1.900%, 09/16/24 (144A)	16,200,000	16,641,223

Asset-Backed - Home Equity—1.7%
Accredited Mortgage Loan Trust 0.728%, 1M LIBOR + 0.580%, 07/25/34 (a)	7,038,168	6,927,595
ACE Securities Corp. Home Equity Loan Trust
0.298%, 1M LIBOR + 0.150%, 04/25/36 (a)	4,297,458	4,212,443
0.298%, 1M LIBOR + 0.150%, 07/25/36 (a)	8,469,913	4,048,167
Asset-Backed Funding Certificates Trust
0.848%, 1M LIBOR + 0.700%, 06/25/34 (a)	1,436,861	1,402,555
0.973%, 1M LIBOR + 0.825%, 07/25/35 (a)	7,400,000	7,234,458
Asset-Backed Securities Corp. Home Equity Loan Trust
0.228%, 1M LIBOR + 0.080%, 05/25/37 (a)	22,584	18,528
0.823%, 1M LIBOR + 0.675%, 11/25/35 (a)	1,091,010	1,086,424
Bear Stearns Asset-Backed Securities I Trust
0.398%, 1M LIBOR + 0.250%, 04/25/37 (a)	11,705,368	13,357,515
0.840%, 1M LIBOR + 0.460%, 02/25/36 (a)	1,000,000	989,648
0.948%, 1M LIBOR + 0.800%, 10/27/32 (a)	12,804	12,575
1.148%, 1M LIBOR + 1.000%, 10/25/37 (a)	1,158,080	1,156,156
1.153%, 1M LIBOR + 1.005%, 06/25/35 (a)	6,049,286	5,971,303
Citigroup Mortgage Loan Trust
0.308%, 1M LIBOR + 0.160%, 12/25/36 (144A) (a)	7,345,497	5,074,030
0.318%, 1M LIBOR + 0.170%, 05/25/37 (a)	721,053	720,265
HSI Asset Securitization Corp. Trust 0.488%, 1M LIBOR + 0.340%, 12/25/36 (a)	9,582,102	3,793,371
IXIS Real Estate Capital Trust 0.778%, 1M LIBOR + 0.630%, 02/25/35 (a)	1,862,910	1,841,723
MASTR Asset-Backed Securities Trust
0.198%, 1M LIBOR + 0.050%, 08/25/36 (a)	5,553,092	2,545,152
0.318%, 1M LIBOR + 0.170%, 10/25/36 (a)	4,973,937	4,911,126
Merrill Lynch Mortgage Investors Trust
0.648%, 1M LIBOR + 0.500%, 07/25/37 (a)	9,520,593	3,444,578
0.898%, 1M LIBOR + 0.750%, 06/25/36 (a)	447,517	446,820
Morgan Stanley ABS Capital I, Inc. Trust
0.208%, 1M LIBOR + 0.060%, 05/25/37 (a)	136,451	118,335
0.448%, 1M LIBOR + 0.300%, 06/25/36 (a)	214,231	188,514

Asset-Backed - Home Equity—(Continued)
NovaStar Mortgage Funding Trust 0.348%, 1M LIBOR + 0.200%, 09/25/37 (a)	5,551,526	5,318,797
Option One Mortgage Corp. Asset-Backed Certificates 0.788%, 1M LIBOR + 0.640%, 08/25/33 (a)	10,106	9,701
Option One Mortgage Loan Trust 0.288%, 1M LIBOR + 0.140%, 01/25/37 (a)	5,375,115	3,989,211
Renaissance Home Equity Loan Trust 1.028%, 1M LIBOR + 0.880%, 08/25/33 (a)	75,919	73,244
Residential Asset Securities Corp. Trust
0.448%, 1M LIBOR + 0.300%, 07/25/36 (a)	2,796,574	2,769,565
0.568%, 1M LIBOR + 0.420%, 06/25/36 (a)	5,096,088	5,081,119
0.728%, 1M LIBOR + 0.580%, 06/25/33 (a)	736,355	680,842

		87,423,760

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 6.220%, 03/01/30	4,921	4,981
Mid-State Trust 7.791%, 03/15/38	60,738	66,360

		71,341

Asset-Backed - Other—8.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 0.928%, 1M LIBOR + 0.780%, 05/25/34 (a)	2,366,681	2,359,537
Anchorage Capital Clo 16, Ltd. 1.601%, 3M LIBOR + 1.400%, 10/20/31 (144A) (a)	10,200,000	10,187,107
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.908%, 1M LIBOR + 0.760%, 02/25/36 (a)	4,850,989	4,407,875
Brookside Mill CLO, Ltd. 1.038%, 3M LIBOR + 0.820%, 01/17/28 (144A) (a)	9,487,896	9,431,101
California Street CLO XII, Ltd. 1.267%, 3M LIBOR + 1.030%, 10/15/25 (144A) (a)	5,053,939	5,054,095
Catamaran CLO, Ltd. 1.618%, 3M LIBOR + 1.400%, 10/18/26 (144A) (a)	1,420,798	1,419,157
CIFC Funding, Ltd. 1.075%, 3M LIBOR + 0.860%, 10/25/27 (144A) (a)	15,829,267	15,711,814
Countrywide Asset-Backed Certificates
0.288%, 1M LIBOR + 0.140%, 07/25/37 (a)	8,840,705	8,041,577
0.288%, 1M LIBOR + 0.140%, 04/25/47 (a)	2,917,400	2,835,790
0.298%, 1M LIBOR + 0.150%, 05/25/37 (a)	336,120	334,526
0.298%, 1M LIBOR + 0.150%, 06/25/47 (a)	170,555	169,069
0.368%, 1M LIBOR + 0.220%, 09/25/37 (a)	4,292,771	4,093,865
0.708%, 1M LIBOR + 0.560%, 09/25/36 (a)	2,067,564	2,065,004
4.517%, 10/25/46 (a)	2,064,797	2,050,409
4.667%, 10/25/32 (a)	6,294,423	6,071,544
CWABS Asset-Backed Certificates Trust
0.288%, 1M LIBOR + 0.140%, 02/25/37 (a)	3,153,304	2,973,136
0.298%, 1M LIBOR + 0.150%, 09/25/46 (a)	2,820,394	2,780,845
0.298%, 1M LIBOR + 0.150%, 03/25/47 (a)	1,035,947	1,016,597
1.198%, 1M LIBOR + 1.050%, 11/25/35 (a)	5,776,770	5,771,793
Dorchester Park CLO DAC 1.118%, 3M LIBOR + 0.900%, 04/20/28 (144A) (a)	8,623,200	8,588,570
Figueroa CLO, Ltd. 1.137%, 3M LIBOR + 0.900%, 01/15/27 (144A) (a)	2,242,709	2,238,616

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
First Franklin Mortgage Loan Trust
0.288%, 1M LIBOR + 0.140%, 12/25/36 (a)	5,483,740	$3,236,794
0.458%, 1M LIBOR + 0.310%, 10/25/36 (a)	16,312,000	13,157,047
0.868%, 1M LIBOR + 0.720%, 10/25/35 (a)	2,925,030	2,915,026
1.573%, 1M LIBOR + 1.425%, 10/25/34 (a)	2,982,335	2,987,715
Flagship CLO, Ltd. 1.080%, 3M LIBOR + 0.850%, 01/16/26 (144A) (a)	3,329,883	3,320,243
Gallatin CLO, Ltd. 1.259%, 3M LIBOR + 1.050%, 01/21/28 (144A) (a)	13,109,087	13,065,329
GSAMP Trust
0.318%, 1M LIBOR + 0.170%, 12/25/36 (a)	2,735,411	1,671,767
0.733%, 1M LIBOR + 0.585%, 01/25/36 (a)	10,165,084	10,130,600
1.468%, 1M LIBOR + 1.320%, 12/25/34 (a)	5,352,381	4,490,687
Home Equity Loan Trust 0.378%, 1M LIBOR + 0.230%, 04/25/37 (a)	12,743,663	12,132,176
Home Equity Mortgage Loan Asset-Backed Trust 0.368%, 1M LIBOR + 0.220%, 04/25/37 (a)	2,851,145	2,427,883
ICG U.S. CLO, Ltd. 1.596%, 3M LIBOR + 1.400%, 10/22/31 (144A) (a)	15,400,000	15,426,272
Jamestown CLO, Ltd. 1.438%, 3M LIBOR + 1.220%, 01/17/27 (144A) (a)	5,874,568	5,867,378
JMP Credit Advisors CLO IIIR, Ltd.
1.068%, 3M LIBOR + 0.850%, 01/17/28 (144A) (a)	11,013,156	10,937,914
Lehman XS Trust 0.948%, 1M LIBOR + 0.800%, 10/25/35 (a)	923,897	923,292
LoanCore Issuer, Ltd. 1.289%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	7,826,722	7,799,480
Long Beach Mortgage Loan Trust
0.668%, 1M LIBOR + 0.520%, 08/25/45 (a)	674,729	653,707
0.928%, 1M LIBOR + 0.780%, 08/25/35 (a)	10,000,000	9,611,565
Loomis Sayles CLO , Ltd. 1.137%, 3M LIBOR + 0.900%, 04/15/28 (144A) (a)	9,926,278	9,884,389
Marathon CLO, Ltd. 1.083%, 3M LIBOR + 0.870%, 11/21/27 (144A) (a)	10,925,508	10,830,030
MF1, Ltd. 1.859%, 1M LIBOR + 1.700%, 11/15/35 (144A) (a)	13,000,000	13,011,128
Monarch Grove CLO 1.095%, 3M LIBOR + 0.880%, 01/25/28 (144A) (a)	6,748,454	6,696,700
Morgan Stanley ABS Capital I, Inc. Trust
0.398%, 1M LIBOR + 0.250%, 07/25/36 (a)	4,038,687	3,590,919
0.768%, 1M LIBOR + 0.620%, 12/25/35 (a)	2,112,965	2,082,944
OCP CLO, Ltd. 1.037%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	2,108,916	2,106,834
Octagon Investment Partners, Ltd. 1.087%, 3M LIBOR + 0.850%, 07/15/27 (144A) (a)	7,546,811	7,512,790
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.883%, 1M LIBOR + 0.735%, 09/25/35 (a)	5,000,000	4,843,947
1.198%, 1M LIBOR + 1.050%, 10/25/34 (a)	5,800,000	5,748,467
1.948%, 1M LIBOR + 1.800%, 12/25/34 (a)	4,636,570	4,667,273
Pretium Mortgage Credit Partners LLC 3.179%, 06/27/69 (144A) (a)	6,064,890	6,087,315
Residential Asset Securities Corp. Trust 0.308%, 1M LIBOR + 0.160%, 11/25/36 (a)	2,095,391	2,125,639
Saxon Asset Securities Trust 0.548%, 1M LIBOR + 0.400%, 09/25/47 (a)	2,530,000	2,378,294

Asset-Backed - Other—(Continued)
Securitized Asset-Backed Receivables LLC Trust 0.648%, 1M LIBOR + 0.500%, 05/25/36 (a)	8,250,318	5,710,652
Soundview Home Loan Trust
0.258%, 1M LIBOR + 0.110%, 02/25/37 (a)	2,315,759	843,234
1.108%, 1M LIBOR + 0.960%, 05/25/35 (a)	1,569,525	1,568,063
Specialty Underwriting & Residential Finance Trust 0.418%, 1M LIBOR + 0.270%, 04/25/37 (a)	3,457,634	2,696,546
Starwood Commercial Mortgage Trust 1.239%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	13,300,000	13,234,045
Structured Asset Investment Loan Trust
0.298%, 1M LIBOR + 0.150%, 09/25/36 (a)	2,577,046	2,510,497
0.778%, 1M LIBOR + 0.630%, 11/25/35 (a)	7,700,000	7,535,727
Structured Asset Securities Corp. Mortgage Loan Trust 1.048%, 1M LIBOR + 0.900%, 08/25/37 (a)	303,742	304,596
Sudbury Mill CLO, Ltd.
1.368%, 3M LIBOR + 1.150%, 01/17/26 (144A) (a)	1,853,710	1,852,696
1.388%, 3M LIBOR + 1.170%, 01/17/26 (144A) (a)	1,575,653	1,575,077
Symphony CLO, Ltd. 1.117%, 3M LIBOR + 0.880%, 04/15/28 (144A) (a)	2,657,190	2,645,401
Telos CLO, Ltd. 1.168%, 3M LIBOR + 0.950%, 04/17/28 (144A) (a)	12,628,396	12,560,859
TICP CLO III-2, Ltd. 1.058%, 3M LIBOR + 0.840%, 04/20/28 (144A) (a)	11,230,004	11,154,258
Tralee CLO, Ltd. 1.328%, 3M LIBOR + 1.110%, 10/20/28 (144A) (a)	6,200,000	6,183,638
U.S. Small Business Administration 6.220%, 12/01/28	989,918	1,105,705
Venture CLO, Ltd. 1.057%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	6,931,482	6,899,369
Venture XVI CLO Ltd
1.087%, 3M LIBOR + 0.850%, 01/15/28 (144A) (a)	9,347,398	9,284,939
1.117%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	14,294,475	14,197,258
Voya CLO, Ltd. 0.935%, 3M LIBOR + 0.720%, 07/25/26 (144A) (a)	1,635,951	1,631,060
Wells Fargo Home Equity Asset-Backed Securities Trust 0.868%, 1M LIBOR + 0.720%, 12/25/35 (a)	15,325,942	15,258,892

		418,676,083

Asset-Backed - Student Loan—0.1%
SoFi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	3,091,859	3,196,428
Utah State Board of Regents 0.900%, 1M LIBOR + 0.750%, 01/25/57 (a)	5,135,468	5,141,322

		8,337,750

Total Asset-Backed Securities (Cost $519,970,650)		555,782,709

Mortgage-Backed Securities—9.6%

Collateralized Mortgage Obligations—6.2%
Adjustable Rate Mortgage Trust 3.045%, 11/25/35 (a)	194,916	167,427
American Home Mortgage Investment Trust 2.257%, 6M LIBOR + 2.000%, 02/25/45 (a)	265,897	267,197

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Alternative Loan Trust
16.614%, -2.2 x 1M LIBOR + 16.940%, 09/25/35 (a)	1,799,958	$1,913,193
27.808%, -4 x 1M LIBOR+ 28.400%,, 11/25/46 (a)	626,282	928,954
Banc of America Funding Trust
2.826%, 02/20/36 (a)	1,076,985	1,053,401
3.500%, 01/20/47 (a)	97,849	92,321
3.506%, 05/25/35 (a)	389,688	399,452
Banc of America Mortgage Trust 6.000%, 05/25/37	6,819,107	6,192,507
BCAP LLC Trust
0.358%, 1M LIBOR + 0.210%, 05/25/47 (a)	6,527,664	6,078,523
5.250%, 02/26/36 (144A) (a)	2,491,792	1,624,032
Bear Stearns Adjustable Rate Mortgage Trust
3.186%, 02/25/33 (a)	3,970	3,559
3.202%, 10/25/35 (a)	1,014,953	1,022,806
Bear Stearns ALT-A Trust
3.108%, 11/25/36 (a)	1,741,088	1,160,989
3.152%, 09/25/35 (a)	520,872	407,775
3.270%, 11/25/36 (a)	2,190,236	1,669,246
3.369%, 05/25/35 (a)	588,625	590,928
3.707%, 05/25/36 (a)	1,535,248	1,046,095
Bear Stearns Structured Products, Inc. Trust
2.728%, 12/26/46 (a)	488,846	430,756
2.984%, 01/26/36 (a)	561,393	455,043
Chase Mortgage Finance Trust
2.857%, 12/25/35 (a)	1,015,718	989,005
3.213%, 09/25/36 (a)	1,459,788	1,310,429
3.647%, 03/25/37 (a)	801,946	789,730
Chevy Chase Funding LLC Mortgage-Backed Certificate 0.398%, 1M LIBOR + 0.250%, 08/25/35 (144A) (a)	17,491	17,606
CHL Mortgage Pass-Through Trust
0.548%, 1M LIBOR + 0.400%, 04/25/46 (a)	1,640,234	1,524,056
0.788%, 1M LIBOR + 0.640%, 03/25/35 (a)	317,603	306,962
3.065%, 09/20/36 (a)	1,941,373	1,823,464
5.750%, 06/25/37	1,178,750	906,907
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	1,106,338	1,102,022
Citigroup Mortgage Loan Trust
0.798%, 1M LIBOR + 0.650%, 10/25/36 (a)	5,983,663	4,752,776
2.220%, 1Y H15 + 2.100%, 09/25/35 (a)	616,595	626,532
2.290%, 1Y H15 + 2.150%, 09/25/35 (a)	139,693	141,645
2.530%, 1Y H15 + 2.400%, 10/25/35 (a)	756,544	770,315
2.900%, 10/25/46 (a)	950,233	904,505
Countrywide Alternative Loan Trust
0.668%, 1M LIBOR + 0.520%, 06/25/46 (a)	6,157,235	5,566,951
4.852%, -1 x 1M LIBOR + 5.000%, 05/25/35 (a) (b)	783,489	90,898
5.500%, 02/25/36	2,114,319	1,946,722
6.000%, 03/25/35	9,788,927	9,118,826
6.000%, 1M LIBOR + 6.000%, 08/25/36 (a)	2,801,353	2,889,505
6.000%, 02/25/37	9,109,127	5,793,306
6.000%, 04/25/37	3,040,880	2,004,587
6.000%, 07/25/37	4,645,791	3,293,963
Countrywide Home Reperforming Loan REMIC Trust 0.488%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	1,048,142	982,759

Collateralized Mortgage Obligations—(Continued)
Credit Suisse First Boston Mortgage Securities Corp.
0.798%, 03/25/32 (144A) (a)	40,489	37,764
6.000%, 11/25/35	1,412,985	1,191,550
Downey Savings & Loan Association Mortgage Loan Trust 3.007%, 07/19/44 (a)	278,265	267,192
First Horizon Mortgage Pass-Through Trust 3.197%, 08/25/35 (a)	101,129	85,890
GCAT LLC 2.981%, 09/25/25 (144A) (i)	11,076,628	11,192,155
GreenPoint Mortgage Funding Trust 0.588%, 1M LIBOR + 0.440%, 06/25/45 (a)	36,835	33,118
GSR Mortgage Loan Trust
3.050%, 01/25/36 (a)	2,278,144	2,291,164
3.144%, 04/25/36 (a)	1,185,159	974,530
3.201%, 09/25/35 (a)	12,907	13,289
6.000%, 03/25/32	89	95
HarborView Mortgage Loan Trust 0.592%, 1M LIBOR + 0.440%, 05/19/35 (a)	493,623	464,317
Hawksmoor Mortgages plc 1.104%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	43,377,153	59,452,173
IndyMac ARM Trust
1.762%, 01/25/32 (a)	6,866	6,752
1.810%, 01/25/32 (a)	406	385
IndyMac INDX Mortgage Loan Trust
0.268%, 1M LIBOR + 0.120%, 07/25/36 (a)	3,192,876	2,942,254
0.568%, 1M LIBOR + 0.420%, 05/25/46 (a)	5,040,449	4,770,829
JPMorgan Alternative Loan Trust 0.508%, 1M LIBOR + 0.360%, 05/25/36 (a)	1,291,116	1,200,901
JPMorgan Mortgage Trust
2.588%, 07/25/35 (a)	590,740	603,814
3.292%, 12/26/37 (144A) (a)	7,918,290	7,250,574
5.750%, 01/25/36	228,923	160,253
Lehman Mortgage Trust 0.748%, 1M LIBOR + 0.600%, 08/25/36 (a)	5,043,856	3,561,609
MASTR Alternative Loan Trust
0.548%, 1M LIBOR + 0.400%, 03/25/36 (a)	615,574	33,315
6.500%, 02/25/35	4,671,010	5,126,346
MASTR Asset Securitization Trust 6.000%, 06/25/36	270,128	236,620
Merrill Lynch Mortgage Investors Trust 0.908%, 1M LIBOR + 0.760%, 08/25/35 (a)	524,920	526,137
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (a)	6,956,643	7,500,754
Mill City Mortgage Loan Trust 3.250%, 08/25/59 (144A) (a)	8,400,000	8,987,687
Morgan Stanley Re-REMIC Trust 2.638%, 03/26/37 (144A) (i)	1,979,797	1,794,496
MortgageIT Mortgage Loan Trust 0.608%, 1M LIBOR + 0.460%, 04/25/36 (a)	2,550,870	2,421,238
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (i)	802,208	551,228
OBX Trust 0.798%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	11,943,306	11,912,720
RBSSP Resecuritization Trust 0.630%, 1M LIBOR + 0.240%, 06/27/36 (144A) (a)	5,962,768	5,748,640

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Residential Asset Securitization Trust 6.000%, 06/25/36	3,151,547	$2,041,730
Sequoia Mortgage Trust
0.792%, 1M LIBOR + 0.640%, 04/19/27 (a)	304,369	297,384
0.852%, 1M LIBOR + 0.700%, 07/20/33 (a)	123,532	120,182
Structured Adjustable Rate Mortgage Loan Trust
2.770%, 04/25/35 (a)	2,655,209	2,465,817
2.978%, 01/25/35 (a)	408,933	412,007
3.131%, 10/25/36 (a)	7,001,701	4,647,033
3.195%, 08/25/35 (a)	77,440	73,291
Structured Asset Mortgage Investments II Trust
0.652%, 1M LIBOR + 0.500%, 07/19/35 (a)	364,014	356,423
Towd Point Mortgage Funding 0.956%, 3M SONIA + 0.900%, 07/20/45 (144A) (GBP) (a)	12,528,882	17,110,520
Towd Point Mortgage Funding plc 1.073%, 3M GBP LIBOR + 1.025%, 10/20/51 (144A) (GBP) (a)	23,263,858	31,904,648
Towd Point Mortgage Trust 0.955%, 3M SONIA + 0.900%, 05/20/45 (GBP) (a)	28,170,700	38,422,947
WaMu Mortgage Pass-Through Certificates Trust
0.648%, 1M LIBOR + 0.500%, 02/25/45 (a)	6,021,268	5,966,751
2.009%, 12M MTA + 1.400%, 06/25/42 (a)	50,628	48,776
3.139%, 06/25/37 (a)	4,692,120	4,403,743
Wells Fargo Mortgage-Backed Securities Trust 2.878%, 09/25/33 (a)	131,037	129,159

		322,897,875

Commercial Mortgage-Backed Securities—3.4%
1211 Avenue of the Americas Trust 3.901%, 08/10/35 (144A)	12,100,000	13,486,474
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	11,600,000	12,870,290
Arbor Multifamily Mortgage Securities Trust 2.756%, 05/15/53 (144A)	7,500,000	8,203,113
AREIT Trust 2.779%, 1M LIBOR + 2.620%, 04/15/37 (144A) (a)	10,300,000	10,399,213
Bancorp Commercial Mortgage Trust (The) 1.059%, 1M LIBOR + 0.900%, 09/15/35 (144A) (a)	148,399	147,792
Benchmark Mortgage Trust 4.016%, 03/15/52	13,000,000	15,432,616
Commercial Mortgage Trust
3.545%, 02/10/36 (144A)	11,600,000	12,852,720
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,899,958	$3,081,019
DBGS Mortgage Trust 3.843%, 04/10/37 (144A)	11,950,000	13,494,806
DC Office Trust 2.965%, 09/15/45 (144A)	1,000,000	1,099,915
Exantas Capital Corp. 2.653%, 1M LIBOR + 2.500%, 04/17/37 (144A) (a)	7,731,588	7,742,161
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,834,612
GS Mortgage Securities Trust
3.278%, 11/10/49 (a)	2,500,000	2,695,055
3.602%, 10/10/49 (144A) (a)	13,346,000	13,995,088

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Trust
1.159%, 1M LIBOR + 1.000%, 06/15/32 (144A) (a)	10,487,832	10,330,045
1.609%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	12,447,000	12,165,179
Manhattan West 2.130%, 09/10/39 (144A)	12,300,000	12,909,547
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	10,668,580
Morgan Stanley Capital I Trust 2.428%, 04/05/42 (144A) (a)	7,500,000	7,906,150

		178,314,375

Total Mortgage-Backed Securities (Cost $483,535,480)		501,212,250

Foreign Government—5.3%

Provincial — 0.9%
Province of Ontario Canada
3.150%, 06/02/22 (CAD)	9,300,000	7,606,800
4.000%, 06/02/21 (CAD)	31,100,000	24,817,697
Province of Quebec Canada
3.500%, 12/01/22 (CAD)	3,300,000	2,750,259
4.250%, 12/01/21 (CAD)	15,200,000	12,378,644

		47,553,400

Regional Government—0.3%
Japan Finance Organization for Municipalities 3.375%, 09/27/23 (144A)	14,000,000	15,077,995

Sovereign—4.1%
Brazil Letras do Tesouro Nacional
2.192%, 04/01/21 (BRL) (m)	273,000,000	52,302,243
2.976%, 10/01/21 (BRL) (m)	270,000,000	51,005,871
Israel Government International Bond 2.750%, 07/03/30	14,500,000	15,986,830
Ivory Coast Government International Bond 5.875%, 10/17/31 (144A) (EUR)	4,900,000	6,609,309
Japan Bank for International Cooperation 2.875%, 07/21/27	11,200,000	12,610,748
Kuwait International Government Bond 2.750%, 03/20/22	12,000,000	12,332,952
Peruvian Government International Bonds
5.940%, 02/12/29 (PEN)	23,200,000	7,983,069
6.350%, 08/12/28 (PEN)	71,800,000	25,158,204
6.950%, 08/12/31 (PEN)	7,000,000	2,514,308
8.200%, 08/12/26 (PEN)	24,300,000	9,106,224
Qatar Government International Bonds
4.500%, 04/23/28	15,500,000	18,774,375
5.103%, 04/23/48	1,500,000	2,108,625

		216,492,758

Total Foreign Government (Cost $276,477,397)		279,124,153

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Municipals—1.0%

Security Description	Shares/ Principal Amount*	Value
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	60,000	$62,944
City of Chicago General Obligation Unlimited 7.750%, 01/01/42	1,939,000	2,102,807
New Jersey Economic Development Authority, Revenue Bond Zero Coupon, 02/15/22	6,140,000	6,102,914
New York State Urban Development Corp. 1.346%, 03/15/26	8,100,000	8,266,941
Sales Tax Securitization Corp.
3.007%, 01/01/33	10,100,000	10,192,415
3.057%, 01/01/34	2,000,000	2,008,280
State Board of Administration Finance Corp. 1.258%, 07/01/25	12,800,000	13,093,248
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	6,604,998
Tobacco Settlement Finance Authority 1.820%, 06/01/26	2,250,000	2,252,498

Total Municipals (Cost $49,246,514)		50,687,045

Preferred Stock—0.9%

Telecommunications—0.9%
AT&T Mobility II LLC, 7.000% † (j) (k) (Cost $44,469,020)	1,644,083	44,149,753

Floating Rate Loans (l)—0.2%

Auto Manufacturers—0.1%
Toyota Motor Credit Corp. Term Loan, 1.070%, 3M LIBOR + 0.830%, 03/29/21 (j) (k)	5,400,000	5,396,586

Media—0.1%
CSC Holdings, LLC Term Loan B5, 2.659%, 1M LIBOR + 2.500%, 04/15/27	5,292,506	5,260,751

Total Floating Rate Loans (Cost $10,670,430)		10,657,337

Short-Term Investments—5.0%

Repurchase Agreements—4.8%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.080%, due on 01/04/21 with a maturity value of $27,400,244; collateralized by U.S. Treasury Bond at 4.625%, maturing 02/15/40, with a market value of $27,939,679.	27,400,000	27,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/05/21 with a maturity value of $112,100,311; collateralized by U.S. Treasury Note at 2.750%, maturing 08/15/47, with a market value of $113,942,180.	112,100,000	112,100,000

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $8,837,071; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $9,013,900.	8,837,071	8,837,071
JPMorgan Securities LLC Repurchase Agreement dated 12/30/20 at 0.120%, due on 01/04/21 with a maturity value of $103,901,385; collateralized by U.S. Treasury Bond at 3.000%, maturing 11/15/44, with a market value of $105,897,578.	103,900,000	103,900,000

		252,237,071

U.S. Treasury—0.2%
U.S. Treasury Bills
0.071%, 01/12/21 (f) (m)	3,900,000	3,899,965
0.072%, 01/21/21 (f) (m)	2,100,000	2,099,956
0.098%, 02/11/21 (f) (m)	3,000,000	2,999,810

		8,999,731

Total Short-Term Investments (Cost $261,236,569)		261,236,802

Total Investments—124.5% (Cost $6,215,719,557)		6,504,465,187
Other assets and liabilities (net)—(24.5)%		(1,279,105,331)

Net Assets—100.0%		$5,225,359,856

†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $64,159,196, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $35,295,480.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $3,102,616.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

(f)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2020, the market value of securities pledged was $18,542,235.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Perpetual bond with no specified maturity date.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.9% of net assets.
(l)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(m)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $1,216,976,832, which is 23.3% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
AT&T Mobility II LLC , 7.000%	09/24/20	1,644,083	$44,469,020	$44,149,753
British Airways Pass-Through Trust, 4.125%, 09/20/31	10/01/19	1,653,555	1,752,769	1,531,717
Daiwa Securities Group, Inc., 3.129%, 04/19/22	04/12/2017	17,900,000	17,900,000	18,477,726

				$64,159,196

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	5.000%	TBA	$(20,400,000)	$(22,287,000)	$(22,269,533)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(19,500,000)	(20,453,291)	(20,516,869)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(53,000,000)	(58,631,250)	(58,651,516)

Totals				$(101,371,541)	$(101,437,918)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	15,729,000	JPMC	01/08/21	USD	11,675,053	$451,758
AUD	5,573,000	UBSA	01/08/21	USD	4,119,355	177,340
CAD	14,057,000	BBP	01/08/21	USD	10,933,833	109,752
CAD	3,785,000	JPMC	01/08/21	USD	2,959,515	14,090
CAD	8,617,000	UBSA	01/08/21	USD	6,727,973	41,790
DKK	6,115,000	BBP	02/01/21	USD	1,007,414	(3,045)
EUR	1,079,000	BBP	02/19/21	USD	1,315,571	3,976
EUR	3,344,000	CBNA	02/19/21	USD	3,982,848	106,646
GBP	754,000	BNP	02/19/21	USD	1,017,758	13,658
GBP	1,045,000	BBP	02/19/21	USD	1,411,852	17,630
GBP	1,128,000	BBP	02/19/21	USD	1,506,836	36,185
GBP	1,784,000	UBSA	02/19/21	USD	2,385,014	55,366
MXN	3,589,000	GSBU	03/10/21	USD	165,353	13,685
MYR	1,437,265	GSBU	03/17/21	USD	352,194	4,214
RUB	671,964	CBNA	02/16/21	USD	9,028	26

Contracts to Deliver
AUD	5,073,458	JPMC	01/08/21	USD	3,732,966	(178,591)
AUD	6,320,661	UBSA	01/08/21	USD	4,661,627	(211,504)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	5,978,759	UBSA	01/08/21	USD	4,391,530	$(217,999)
AUD	3,758,122	UBSA	01/08/21	USD	2,767,143	(130,310)
BRL	273,000,000	CBNA	04/05/21	USD	48,493,676	(3,946,320)
BRL	270,000,000	JPMC	10/04/21	USD	47,472,527	(3,842,212)
CAD	61,741,885	CBNA	01/08/21	USD	47,518,124	(988,081)
CAD	13,691,824	CBNA	01/08/21	USD	10,525,215	(231,477)
CAD	12,655,169	JPMC	01/08/21	USD	9,721,872	(220,393)
EUR	8,183,000	BNP	02/19/21	USD	9,761,098	(246,179)
EUR	69,042,000	UBSA	02/19/21	USD	81,760,917	(2,672,959)
GBP	4,414,000	BBP	02/19/21	USD	5,929,383	(108,641)
GBP	140,049,000	JPMC	02/19/21	USD	184,925,979	(6,650,659)
JPY	331,000,000	GSBU	02/19/21	USD	3,158,692	(48,636)
KRW	167,742,730	BNP	03/17/21	USD	151,538	(2,930)
PEN	27,163,183	CBNA	01/25/21	USD	7,538,000	33,218
PEN	8,440,445	CBNA	02/24/21	USD	2,342,421	10,185
PEN	13,145,475	DBAG	03/15/21	USD	3,668,846	36,855
PEN	43,078,227	CBNA	03/24/21	USD	11,919,160	17,750
SEK	1,040,000	BBP	02/19/21	USD	120,319	(6,149)

Net Unrealized Depreciation						$(18,561,961)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Buxl 30 Year Futures	03/08/21	40	EUR	9,009,600	$30,250
U.S. Treasury Note 10 Year Futures	03/22/21	3,155	USD	435,636,484	451,571
U.S. Treasury Ultra Long Bond Futures	03/22/21	109	USD	23,278,313	(265,850)

Futures Contracts—Short
Euro-Bund 10 Year Futures	03/08/21	(43)	EUR	(7,638,520)	1,000
U.S. Treasury Long Bond Futures	03/22/21	(486)	USD	(84,169,125)	689,572
U.S. Treasury Note 5 Year Futures	03/31/21	(1,145)	USD	(144,457,852)	(368,449)

Net Unrealized Appreciation					$538,094

Written Options

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.266	02/04/21	(8,400,000)	USD	(8,400,000)	$(20,344)	$(18,976)	$1,368
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.188	02/04/21	(22,800,000)	USD	(22,800,000)	(57,000)	(50,178)	6,822
Put - Uniform Mortgage-Backed Securities 30 Yr Pool, 2.000%, TBA	JPMC	USD 102.125	03/04/21	(10,400,000)	USD	(10,400,000)	(32,500)	(10,081)	22,419
Put - Ginnie Mae II 30 Yr Pool, 2.500%, TBA	JPMC	USD 103.773	02/11/21	(23,500,000)	USD	(23,500,000)	(38,555)	(21,185)	17,370
Put - Ginnie Mae II 30 Yr Pool, 2.500%, TBA	JPMC	USD 103.578	03/11/21	(11,200,000)	USD	(11,200,000)	(26,250)	(50,400)	(24,150)

Total							$(174,649)	$(150,820)	$23,829

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	3.360%	Maturity	01/03/22	BRL	2,534,300,000	$3,971,940	$607,016	$3,364,924
Pay	3M CDOR	Semi-Annually	1.235%	Semi-Annually	03/04/25	CAD	20,700,000	344,130	19,135	324,995
Pay	3M LIBOR	Semi-Annually	2.800%	Semi-Annually	08/22/23	USD	51,400,000	3,518,347	911	3,517,436
Pay	6M LIBOR	Semi-Annually	0.036%	Semi-Annually	03/10/38	JPY	765,000,000	(232,978)	15,370	(248,348)
Pay	6M LIBOR	Semi-Annually	0.040%	Semi-Annually	03/10/38	JPY	765,000,000	(227,816)	—	(227,816)
Pay	6M LIBOR	Semi-Annually	(0.062%)	Semi-Annually	09/18/26	JPY	4,400,000,000	(77,313)	(1,603)	(75,710)
Pay	6M LIBOR	Semi-Annually	(0.063%)	Semi-Annually	09/19/26	JPY	1,649,000,000	(29,917)	—	(29,917)
Pay	6M LIBOR	Semi-Annually	(0.064%)	Semi-Annually	09/19/26	JPY	1,649,000,000	(30,835)	—	(30,835)
Pay	6M LIBOR	Semi-Annually	(0.068%)	Semi-Annually	09/18/26	JPY	2,750,000,000	(57,408)	—	(57,408)
Pay	6M LIBOR	Semi-Annually	(0.087%)	Semi-Annually	09/20/26	JPY	825,000,000	(25,774)	—	(25,774)
Pay	6M LIBOR	Semi-Annually	(0.092%)	Semi-Annually	09/13/26	JPY	1,650,000,000	(55,452)	—	(55,452)
Pay	6M LIBOR	Semi-Annually	(0.095%)	Semi-Annually	09/13/26	JPY	3,300,000,000	(116,391)	—	(116,391)
Pay	6M LIBOR	Semi-Annually	(0.097%)	Semi-Annually	09/24/26	JPY	2,007,000,000	(74,336)	2,247	(76,583)
Pay	6M LIBOR	Semi-Annually	0.100%	Semi-Annually	03/20/24	JPY	11,440,000,000	530,059	260,561	269,498
Pay	6M LIBOR	Semi-Annually	0.103%	Semi-Annually	08/28/39	JPY	540,000,000	(141,096)	—	(141,096)
Pay	6M LIBOR	Semi-Annually	0.122%	Semi-Annually	08/22/39	JPY	3,450,000,000	(781,761)	283,708	(1,065,469)
Pay	6M LIBOR	Semi-Annually	0.123%	Semi-Annually	08/22/39	JPY	2,370,000,000	(534,910)	58,259	(593,169)
Pay	6M LIBOR	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	14,280,000,000	4,001,166	417,312	3,583,854
Pay	6M LIBOR	Semi-Annually	1.000%	Semi-Annually	03/21/48	JPY	520,000,000	842,005	1,210,302	(368,297)
Receive	1 Day CDI	Maturity	2.850%	Maturity	01/03/22	BRL	187,600,000	(6,042)	(1,029)	(5,013)
Receive	1 Day CDI	Maturity	2.859%	Maturity	01/03/22	BRL	126,000,000	(9,765)	—	(9,765)
Receive	1 Day CDI	Maturity	2.870%	Maturity	01/03/22	BRL	41,700,000	(3,171)	(38)	(3,133)
Receive	1 Day CDI	Maturity	2.871%	Maturity	01/03/22	BRL	68,000,000	(5,716)	—	(5,716)
Receive	1 Day CDI	Maturity	2.883%	Maturity	01/03/22	BRL	47,000,000	(6,006)	—	(6,006)
Receive	12M SONIA	Annually	0.500%	Annually	06/16/51	GBP	68,800,000	(5,227,846)	(5,016,506)	(211,340)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	15,920,000,000	(2,702,754)	(944,638)	(1,758,116)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	26,010,000,000	(4,415,743)	(1,953,793)	(2,461,950)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	(1,287,329)	(221,308)	(1,066,021)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	3,500,000,000	(759,156)	251,206	(1,010,362)
Receive	6M LIBOR	Semi-Annually	0.399%	Semi-Annually	06/18/28	JPY	2,220,000,000	(652,648)	(1,920)	(650,728)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,390,000,000	(843,380)	(176,533)	(666,847)
Receive	6M LIBOR	Semi-Annually	0.705%	Semi-Annually	10/31/38	JPY	1,700,000,000	(1,379,454)	96,461	(1,475,915)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	03/20/38	JPY	5,032,000,000	(4,422,751)	233,115	(4,655,866)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	12/20/38	JPY	4,539,800,000	(4,043,977)	212,205	(4,256,182)
Receive	6M LIBOR	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	(826,088)	2,636	(828,724)
Receive	6M LIBOR	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	(555,213)	—	(555,213)

Totals								$(16,325,379)	$(4,646,924)	$(11,678,455)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	2.935%	USD	12,600,000	$(1,173,375)	$(897,362)	$(276,013)

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.35.V1	1.000%	Quarterly	12/20/25	0.500%	USD	75,300,000	$1,842,440	$1,464,913	$377,527
ITRX.EUR.34.V1	1.000%	Quarterly	12/20/25	0.480%	EUR	106,200,000	3,378,540	2,614,529	764,011
ITRX.EUR.XOVER.34.V1	5.000%	Quarterly	12/20/25	2.427%	EUR	20,400,000	2,961,067	1,733,139	1,227,928
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.575%	USD	4,800,000	60,307	(132,488)	192,795
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.668%	USD	2,900,000	33,133	(3,072)	36,205
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/24	2.640%	EUR	6,200,000	(408,872)	7,049	(415,921)
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	12/20/24	2.798%	EUR	5,000,000	(407,536)	(16,808)	(390,728)
Tesco plc 6.000%, due 12/14/29	1.000%	Quarterly	06/20/22	0.213%	EUR	12,900,000	184,935	56,665	128,270

Totals							$7,644,014	$5,723,927	$1,920,087

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	1.542%	USD	14,280,000	$(264,630)	$(394,396)	$129,766
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	GSI	0.669%	USD	11,900,000	155,751	58,350	97,401
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	JPMC	0.669%	USD	300,000	3,927	1,128	2,799

Totals								$(104,952)	$(334,918)	$229,966

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(UKG) —	United Kingdom Gilts

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,800,895,130	$—	$2,800,895,130
Total Corporate Bonds & Notes*	—	2,000,720,008	—	2,000,720,008
Total Asset-Backed Securities*	—	555,782,709	—	555,782,709
Total Mortgage-Backed Securities*	—	501,212,250	—	501,212,250
Total Foreign Government*	—	279,124,153	—	279,124,153
Total Municipals*	—	50,687,045	—	50,687,045
Total Preferred Stock*	—	—	44,149,753	44,149,753
Floating Rate Loans
Auto Manufacturers	—	—	5,396,586	5,396,586
Media	—	5,260,751	—	5,260,751
Total Floating Rate Loans	—	5,260,751	5,396,586	10,657,337
Total Short-Term Investments*	—	261,236,802	—	261,236,802
Total Investments	$—	$6,454,918,848	$49,546,339	$6,504,465,187

Total TBA Forward Sales Commitments (Liability)	$—	$(101,437,918)	$—	$(101,437,918)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,144,124	$—	$1,144,124
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(19,706,085)	—	(19,706,085)
Total Forward Contracts	$—	$(18,561,961)	$—	$(18,561,961)

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,172,393	$—	$—	$1,172,393
Futures Contracts (Unrealized Depreciation)	(634,299)	—	—	(634,299)
Total Futures Contracts	$538,094	$—	$—	$538,094
Total Written Options at Value	$—	$(150,820)	$—	$(150,820)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$13,787,443	$—	$13,787,443
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(23,821,824)	—	(23,821,824)
Total Centrally Cleared Swap Contracts	$—	$(10,034,381)	$—	$(10,034,381)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$159,678	$—	$159,678
OTC Swap Contracts at Value (Liabilities)	—	(264,630)	—	(264,630)
Total OTC Swap Contracts	$—	$(104,952)	$—	$(104,952)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

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PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$6,504,465,187
Cash	1,930,771
Cash denominated in foreign currencies (b)	8,767,881
Cash collateral for centrally cleared swap contracts	4,730,000
OTC swap contracts at market value (c)	159,678
Unrealized appreciation on forward foreign currency exchange contracts	1,144,124
Receivable for:
TBA securities sold (d)	2,273,499,809
Fund shares sold	3,969,264
Interest	28,368,502
Variation margin on futures contracts	1,277,277
Interest on OTC swap contracts	8,827
Variation margin on centrally cleared swap contracts	3,744,593
Prepaid expenses	15,637
Other assets	4,486

Total Assets	8,832,086,036
Liabilities
Written options at value (e)	150,820
TBA Forward sales commitments, at value	101,437,918
OTC swap contracts at market value (f)	264,630
Cash collateral (g)	8,662,000
Unrealized depreciation on forward foreign currency exchange contracts	19,706,085
Payables for:
Investments purchased	112,100,000
TBA securities purchased (d)	3,359,998,285
Fund shares redeemed	1,304,173
Accrued Expenses:
Management fees	1,933,452
Distribution and service fees	583,811
Deferred trustees’ fees	173,763
Other expenses	411,243

Total Liabilities	3,606,726,180

Net Assets	$5,225,359,856

Net Assets Consist of:
Paid in surplus	$4,734,637,180
Distributable earnings (Accumulated losses)	490,722,676

Net Assets	$5,225,359,856

Net Assets
Class A	$2,424,132,765
Class B	2,765,613,151
Class E	35,613,940
Capital Shares Outstanding*
Class A	193,514,814
Class B	225,050,317
Class E	2,868,521
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.53
Class B	12.29
Class E	12.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $6,215,719,557.
(b)	Identified cost of cash denominated in foreign currencies was $8,677,519.
(c)	Net premium paid on OTC swap contracts was $59,478.
(d)	Included within TBA securities sold is $201,360,000 related to TBA forward sale commitments and included within TBA securities purchased is $97,574,689 related to TBA forward sale commitments.
(e)	Premiums received on written options were $174,649.
(f)	Net premium received on OTC swap contracts was $394,396.
(g)	Includes collateral of $60,000 for forward foreign currency exchange contracts and $8,602,000 for TBAs.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$719,286
Interest (a)	149,395,669

Total investment income	150,114,955
Expenses
Management fees	24,626,031
Administration fees	195,528
Custodian and accounting fees	555,852
Distribution and service fees—Class B	6,617,994
Distribution and service fees—Class E	52,766
Interest expense	4,296,762
Audit and tax services	129,481
Legal	53,361
Trustees’ fees and expenses	54,229
Shareholder reporting	217,328
Insurance	38,734
Miscellaneous	37,218

Total expenses	36,875,284
Less management fee waiver	(2,066,039)

Net expenses	34,809,245

Net Investment Income	115,305,710

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	170,721,929
Purchased options	51,188
Futures contracts	13,288,012
Written options	3,617,160
Swap contracts	(5,381,915)
Foreign currency transactions	(2,019,756)
Forward foreign currency transactions	7,608,070

Net realized gain	187,884,688

Net change in unrealized appreciation (depreciation) on:
Investments	115,577,716
Purchased options	85,802
Futures contracts	(980,402)
Written options	(985,729)
Swap contracts	(1,622,131)
Foreign currency transactions	1,168,608
Forward foreign currency transactions	3,013,557

Net change in unrealized appreciation	116,257,421

Net realized and unrealized gain	304,142,109

Net Increase in Net Assets From Operations	$419,447,819

(a)	Net of foreign withholding taxes of $833.

See accompanying notes to financial statements.

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PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$115,305,710	$151,274,017
Net realized gain	187,884,688	73,444,194
Net change in unrealized appreciation	116,257,421	215,542,003

Increase in net assets from operations	419,447,819	440,260,214

From Distributions to Shareholders
Class A	(96,668,126)	(78,660,424)
Class B	(96,397,369)	(78,116,676)
Class E	(1,353,571)	(1,057,689)

Total distributions	(194,419,066)	(157,834,789)

Decrease in net assets from capital share transactions	(215,440,719)	(386,120,233)

Total increase (decrease) in net assets	9,588,034	(103,694,808)

Net Assets
Beginning of period	5,215,771,822	5,319,466,630

End of period	$5,225,359,856	$5,215,771,822

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	5,094,510	$62,990,536	4,191,682	$49,365,087
Reinvestments	7,962,778	96,668,126	6,757,768	78,660,424
Redemptions	(29,718,872)	(367,338,656)	(25,593,109)	(302,305,922)

Net decrease	(16,661,584)	$(207,679,994)	(14,643,659)	$(174,280,411)

Class B
Sales	30,165,702	$365,653,642	10,076,501	$116,973,638
Reinvestments	8,087,028	96,397,369	6,828,381	78,116,676
Redemptions	(38,776,789)	(468,706,214)	(34,972,809)	(404,568,598)

Net decrease	(524,059)	$(6,655,203)	(18,067,927)	$(209,478,284)

Class E
Sales	229,987	$2,810,488	117,327	$1,380,415
Reinvestments	112,423	1,353,571	91,575	1,057,689
Redemptions	(431,093)	(5,269,581)	(410,024)	(4,799,642)

Net decrease	(88,683)	$(1,105,522)	(201,122)	$(2,361,538)

Decrease derived from capital shares transactions		$(215,440,719)		$(386,120,233)

See accompanying notes to financial statements.

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PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.00	$11.39	$11.57	$11.32	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.35	0.29	0.25	0.31
Net realized and unrealized gain (loss)	0.75	0.63	(0.29)	0.29	0.01

Total income (loss) from investment operations	1.04	0.98	0.00	0.54	0.32

Less Distributions
Distributions from net investment income	(0.51)	(0.37)	(0.18)	(0.23)	(0.32)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.51)	(0.37)	(0.18)	(0.29)	(0.32)

Net Asset Value, End of Period	$12.53	$12.00	$11.39	$11.57	$11.32

Total Return (%) (b)	8.82	8.69	0.03	4.77	2.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.86	0.74	0.56	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.55	0.82	0.70	0.52	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.47	0.46	0.47	0.46	0.47
Ratio of net investment income to average net assets (%)	2.38	2.99	2.53	2.16	2.68
Portfolio turnover rate (%)	504 (e)	582 (e)	608 (e)	583 (e)	466 (e)
Net assets, end of period (in millions)	$2,424.1	$2,522.9	$2,560.0	$2,813.8	$2,747.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.78	$11.18	$11.36	$11.12	$11.12

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.32	0.25	0.22	0.27
Net realized and unrealized gain (loss)	0.73	0.62	(0.28)	0.28	0.02

Total income (loss) from investment operations	0.99	0.94	(0.03)	0.50	0.29

Less Distributions
Distributions from net investment income	(0.48)	(0.34)	(0.15)	(0.20)	(0.29)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.48)	(0.34)	(0.15)	(0.26)	(0.29)

Net Asset Value, End of Period	$12.29	$11.78	$11.18	$11.36	$11.12

Total Return (%) (b)	8.51	8.46	(0.23)	4.50	2.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	1.11	0.99	0.81	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (c)(d)	0.80	1.07	0.95	0.77	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.72	0.71	0.72	0.71	0.72
Ratio of net investment income to average net assets (%)	2.13	2.74	2.28	1.91	2.42
Portfolio turnover rate (%)	504 (e)	582 (e)	608 (e)	583 (e)	466 (e)
Net assets, end of period (in millions)	$2,765.6	$2,657.6	$2,723.8	$3,091.0	$3,071.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.90	$11.29	$11.47	$11.22	$11.22

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.33	0.27	0.23	0.29
Net realized and unrealized gain (loss)	0.74	0.63	(0.29)	0.29	0.01

Total income (loss) from investment operations	1.01	0.96	(0.02)	0.52	0.30

Less Distributions
Distributions from net investment income	(0.49)	(0.35)	(0.16)	(0.21)	(0.30)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.49)	(0.35)	(0.16)	(0.27)	(0.30)

Net Asset Value, End of Period	$12.42	$11.90	$11.29	$11.47	$11.22

Total Return (%) (b)	8.63	8.59	(0.14)	4.64	2.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	1.01	0.89	0.71	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (c)(d)	0.70	0.97	0.85	0.67	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.62	0.61	0.62	0.61	0.62
Ratio of net investment income to average net assets (%)	2.23	2.84	2.38	2.01	2.52
Portfolio turnover rate (%)	504 (e)	582 (e)	608 (e)	583 (e)	466 (e)
Net assets, end of period (in millions)	$35.6	$35.2	$35.7	$41.8	$44.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 34%, 26%, 53%, 75%, and 34% for the the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest

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income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

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security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $252,237,071, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash

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received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the Portfolio had an outstanding reverse repurchase agreement balance for 304 days. The average amount of borrowings was $266,582,064 and the annualized weighted average interest rate was 1.219% during the 304 day period. There were no outstanding reverse repurchase agreements as of December 31, 2020.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2020, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the Portfolio had an outstanding secured borrowing transaction balance for 213 days. For the year ended December 31, 2020, the Portfolio’s average amount of borrowings was $179,993,841 and the weighted average interest rate was 1.425% during the 213 day period. There were no outstanding borrowings as of December 31, 2020.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

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correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2020—(Continued)

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Notes to Financial Statements—December 31, 2020—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Notes to Financial Statements—December 31, 2020—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$11,060,707	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$22,739,162
	Unrealized appreciation on futures contracts (b) (c)	1,172,393	Unrealized depreciation on futures contracts (b) (c)	634,299

Credit	OTC swap contracts at market value (d)	159,678	OTC swap contracts at market value (d)	264,630
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	2,726,736	Unrealized depreciation on centrally cleared swap contracts (a) (b)	1,082,662
			Written options at value	150,820

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,144,124	Unrealized depreciation on forward foreign currency exchange contracts	19,706,085

Total		$16,263,638		$44,577,658

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $8,827.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$167,543	$(117,835)	$—	$49,708
BNP Paribas S.A.	13,658	(13,658)	—	—
Citibank N.A.	167,825	(167,825)	—	—
Deutsche Bank AG	36,855	—	(36,855)	—
Goldman Sachs Bank USA	17,899	(17,899)	—	—
Goldman Sachs International	155,751	(155,751)	—	—
JPMorgan Chase Bank N.A.	469,775	(469,775)	—	—
UBS AG	274,496	(274,496)	—	—

	$1,303,802	$(1,217,239)	$(36,855)	$49,708

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$117,835	$(117,835)	$—	$—
BNP Paribas S.A.	249,109	(13,658)	(173,391)	62,060
Citibank N.A..	5,165,878	(167,825)	(4,998,053)	—
Goldman Sachs Bank USA	48,636	(17,899)	—	30,737
Goldman Sachs International	264,630	(155,751)	—	108,879
JPMorgan Chase Bank N.A.	11,042,675	(469,775)	(9,808,867)	764,033
UBS AG	3,232,772	(274,496)	(2,958,276)	—

	$20,121,535	$(1,217,239)	$(17,938,587)	$965,709

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(175,482)	$226,670	$—	$51,188
Forward foreign currency transactions	—	—	7,608,070	7,608,070
Futures contracts	13,288,012	—	—	13,288,012
Swap contracts	(6,888,906)	1,506,991	—	(5,381,915)
Written options	1,902,426	1,714,734	—	3,617,160

	$8,126,050	$3,448,395	$7,608,070	$19,182,515

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$79,945	$5,857	$—	$85,802
Forward foreign currency transactions	—	—	3,013,557	3,013,557
Futures contracts	(980,402)	—	—	(980,402)
Swap contracts	421,071	(2,043,202)	—	(1,622,131)
Written options	(1,009,558)	23,829	—	(985,729)

	$(1,488,944)	$(2,013,516)	$3,013,557	$(488,903)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$47,414,750
Forward foreign currency transactions	991,623,125
Futures contracts long	889,500,598
Futures contracts short	(479,143,965)
Swap contracts	1,609,244,580
Written options	(213,596,583)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

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Notes to Financial Statements—December 31, 2020—(Continued)

value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$33,870,065,455	$957,450,028	$35,473,527,610	$1,697,734,687

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$33,029,269,245	$33,915,187,516

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$24,626,031	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-42

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $1,560,635 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $505,404 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-43

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$6,183,017,071

Gross unrealized appreciation	284,009,368
Gross unrealized depreciation	(76,595,971)

Net unrealized appreciation (depreciation)	$207,413,397

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$194,419,066	$157,834,789	$—	$—	$194,419,066	$157,834,789

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital Losses	Total
$231,414,377	$51,145,308	$208,336,754	$—	$490,896,439

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $5,355,348.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PlMCO Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Total Return Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-45

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-46

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-47

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-48

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-49

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-50

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 2.11%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT / CONDITIONS

The COVID-19 pandemic had a profound impact on the global economy and financial markets throughout the course of 2020. As the spread of the virus emerged in the first quarter of the year, equities fell sharply, while bond markets were highly volatile as investors prioritized liquidity. In March, the S&P 500 Index reached its lowest point in over three years before global central banks, in particular the Federal Reserve’s (the “Fed”) support actions prompted a tentative recovery. The Fed cut rates twice in a month for the first time since the 2008 global financial crisis and announced unlimited quantitative easing (monetary policy used to increase the supply of money and invigorate the economy). Government bond yields, like most other financial assets, saw significant levels of volatility.

The easing of COVID-19 lockdowns and early signs of economic recovery saw risk appetites return rapidly in the second quarter of 2020, supporting equity and credit markets. At the beginning of the quarter, data confirmed the severe economic impact of lockdown measures. However, the subsequent easing of lockdown restrictions, a supportive Fed, adaptation from businesses and consumers, and early indications of a recovery led to widespread equity market gains. Equity markets recovered much of their first quarter losses as the S&P 500 Index rose over 20%.

The trends of the second quarter very much continued throughout the second half of the year. Ongoing support measures from governments worldwide and signs of economic recovery continued to drive risk assets higher. Returns were further enhanced by several COVID-19 vaccine breakthroughs in the fourth quarter, fostering hopes for a return to economic normality. Joe Biden’s presidential win as well as the $900 billion stimulus package were somewhat eclipsed by vaccine news. The market rally was however led by a fairly narrow range of stocks, the lockdown leaders, for much of the year. Some cyclical areas of the market began to recover late in the fourth quarter after news of the COVID-19 vaccine breakthroughs took hold.

In a similar vein to equities, corporate bonds enjoyed a positive run of performance, as risk assets generally were broadly buoyant after the first quarter and monetary policy helped to anchor yields at low levels. Corporate bonds outpaced government bonds, with a divergence in government bond yields globally. The 10-year U.S. Treasury yield finished at 0.91%.

Having suffered greatly earlier in the year, emerging market equities generated their strongest quarterly run in over a decade during the fourth quarter, with U.S. dollar weakness amplifying gains. The rally in commodity prices during the latter months was supportive for emerging market net exporters, with a stronger demand outlook for crude oil offsetting concerns over increased supply.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively managed equity and bond portfolios, supplemented with passive investments (e.g. Exchange-Traded Funds and futures) to facilitate rapid implementation of thematic and tactical views in a cost-effective manner. We seek to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year U.S. Treasury interest rate swaps.

The Portfolio underperformed the benchmark over the 12-month period ending December 31, 2020. The primary detractor over the year was the volatility management strategy. The volatility cap was activated in February and successfully defended the Portfolio on the downside and lowered risk as designed. However, the hedge remained active through the sharp market reversal, negatively impacting Portfolio performance. As volatility decreased, the volatility cap was re-risked slightly, yet the hedge remained in place continuing to detract from returns as risk assets rebounded. During the second half of the year, the hedge was meaningfully scaled down.

Outside of the volatility cap, positive asset allocation and security selection was counteracted by weakness in the Portfolio’s currency exposures. Overall asset allocation was positive in 2020. This was a combination of both our equity and fixed income decision-making. In the early months of the year, a slight overweight in equities dampened performance, however we were well positioned for the uptick in risk assets as the year unfolded. The third and the fourth quarters most notably were strong for equity asset allocation, driven by our tactical overweights in North America, emerging markets, and Japan. Positive asset allocation within fixed income was driven by short government bond futures. Corporate bond exposure marginally detracted.

Security selection was similarly positive over the period. This was primarily led by the sector tilts within the investment grade credit exposure. Equity security selection was mixed. Within North America, we benefitted from tactical exposures within both large and small cap stocks, however emerging market exposure early in the year was a source of weakness. The active QEP Global Core Equity sleeve suffered from a value tilt, with underweights in Information Technology and Consumer Discretionary names. Currency exposures proved to be a headwind over the reporting period. In the first quarter, emerging market currencies lost value against the U.S. dollar which strengthened as equity markets slid. Towards the end of the year, we were hurt by U.S. dollar weakness and a strengthening Australian dollar and euro.

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

The interest rate swap overlay was a key driver of performance relative to the benchmark over the period. The strategy was particularly effective during the first quarter, as yields fell to new lows and investors flocked to safe haven assets. The overlay continued to aid returns during the second quarter.

In terms of asset allocation, having started the year overweight equity and underweight fixed income, we altered our positioning in light of the escalating COVID-19 pandemic in February. We reduced exposure to more cyclical areas of the market, notably U.S. small cap equities and emerging markets. Our Portfolio positioning as we entered the period of significant volatility offered broad protection against equity market turbulence. We implemented a long Nasdaq position in February, on the basis that Nasdaq constituents are more resilient to social disruption, especially home delivery services, social media, and streaming. The real potential for global depression was visible by the middle of March. Tactical profit was taken on government bonds during March, with valuations looking expensive and hedging properties less reliable. At this point we turned neutral on duration and ended the quarter marginally overweight investment grade credit.

It was during the second quarter that we started to add back to cyclical assets, prompted by early signs of economic recovery. The hedges from the volatility cap began to be slowly reduced over the second quarter with a notable re-risking taking place in June, as we meaningfully added back to both equities and core fixed income strategies.

As the year progressed, we remained focused on adding to risk assets, primarily through our equity exposures. During the third quarter of the year, our core equity overweight was within the U.S., where we maintained a tactical small cap position. Towards the end of the year, we added to emerging market, Japanese and U.K. equities. We brought credit in line with the benchmark in October, having seen spreads narrow significantly. Short government bond positions were continually held to fund the equity overweight. Treasury Inflation-Protected Securities (“TIPS”) were introduced to the Portfolio in September, however we halved this position in November as nominal bonds started to look more appealing as a hedge. A tactical emerging market debt position has also been held since April.

The primary use of derivative instruments in the Portfolio was to adjust equity, fixed income, currency, and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure.

As of December 31, 2020, the Portfolio’s allocation to developed equities was 57.6% and the allocation to investment grade bonds was 40.3%. We held approximately 4.0% in opportunistic asset classes, specifically, emerging market equities, emerging market debt, TIPS, and high yield debt. The Portfolio’s cash level was 1.9% as of the end of December. The volatility management cap was active at the end of the period. The calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
Schroders Global Multi-Asset Portfolio
Class B	2.11	6.29	6.47
Dow Jones Moderate Index	12.24	9.36	7.99

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Equity Sectors

% of Net Assets
Information Technology	6.5
Health Care	3.9
Financials	3.8
Consumer Discretionary	3.5
Industrials	2.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	38.5
U.S. Treasury & Government Agencies	1.0

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.93%	$1,000.00	$1,082.80	$4.87
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—38.5% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.6%
Altria Group, Inc. 4.800%, 02/14/29	3,500,000	$4,196,904
BAT Capital Corp.
4.390%, 08/15/37	3,506,000	3,920,302
5.282%, 04/02/50 (a)	1,627,000	2,006,665

		10,123,871

Airlines—0.2%
Southwest Airlines Co.
4.750%, 05/04/23	1,193,000	1,296,575
5.250%, 05/04/25	1,149,000	1,330,479

		2,627,054

Auto Manufacturers—0.3%
General Motors Co. 6.125%, 10/01/25	3,125,000	3,789,769
General Motors Financial Co., Inc. 5.100%, 01/17/24	844,000	944,350

		4,734,119

Banks—8.0%
Banco Santander S.A.
2.706%, 06/27/24	4,600,000	4,910,982
2.749%, 12/03/30	2,200,000	2,270,544
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (b)	6,129,000	6,188,794
2.884%, 3M LIBOR + 1.190%, 10/22/30 (b)	12,460,000	13,675,331
Bank of Ireland Group plc 4.500%, 11/25/23 (144A)	4,622,000	5,058,187
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (a) (b)	13,626,000	14,610,087
Credit Suisse AG 1.000%, 05/05/23	9,128,000	9,265,507
Credit Suisse Group AG 4.550%, 04/17/26	545,000	641,045
JPMorgan Chase & Co.
2.950%, 10/01/26 (a)	6,709,000	7,441,420
2.956%, SOFR + 2.515%, 05/13/31 (b)	2,452,000	2,687,970
Lloyds Banking Group plc
1.326%, 1Y H15 + 1.100%, 06/15/23 (b)	2,336,000	2,361,674
2.438%, 1Y H15 + 1.000%, 02/05/26 (a) (b)	2,107,000	2,225,543
2.858%, 3M LIBOR + 1.249%, 03/17/23 (b)	407,000	418,256
4.050%, 08/16/23	840,000	917,935
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (a) (b)	1,654,000	1,796,657
Manufacturers & Traders Trust Co. 3.400%, 08/17/27 (a)	4,596,000	5,194,108
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (b)	4,389,000	4,762,014
4.000%, 07/23/25	6,266,000	7,172,360
Natwest Group plc
3.073%, 1Y H15 + 2.550%, 05/22/28 (b)	2,333,000	2,531,147
4.800%, 04/05/26 (a)	1,708,000	2,016,322
Santander Holdings USA, Inc.
3.500%, 06/07/24	1,742,000	1,881,620

Banks—(Continued)
Santander UK Group Holdings plc 1.532%, 1Y H15 + 1.250%, 08/21/26 (b)	1,154,000	$1,171,146
State Street Corp. 5.625%, 3M LIBOR + 2.539%, 12/15/23 (a) (b)	1,420,000	1,497,816
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (a) (b)	10,078,000	10,617,173
UBS Group AG
1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (b)	1,424,000	1,439,604
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (a) (b)	1,378,000	1,543,316
Wells Fargo & Co.
3.196%, 3M LIBOR + 1.170%, 06/17/27 (b)	9,609,000	10,653,384
4.100%, 06/03/26	2,500,000	2,865,180

		127,815,122

Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	9,294,000	11,549,249

Biotechnology—0.4%
Amgen, Inc.
2.450%, 02/21/30	2,100,000	2,247,525
3.375%, 02/21/50	3,286,000	3,664,576

		5,912,101

Building Materials—0.6%
Boral Finance Pty, Ltd. 3.000%, 11/01/22 (144A)	4,700,000	4,803,922
Carrier Global Corp. 2.700%, 02/15/31 (a)	4,486,000	4,817,070

		9,620,992

Chemicals—0.4%
Air Products and Chemicals, Inc. 2.700%, 05/15/40	2,880,000	3,099,374
Sherwin-Williams Co. (The)
2.300%, 05/15/30	485,000	506,202
3.450%, 06/01/27 (a)	1,305,000	1,480,223
Westlake Chemical Corp. 3.375%, 06/15/30 (a)	1,131,000	1,243,412

		6,329,211

Commercial Services—0.7%
Ashtead Capital, Inc. 4.000%, 05/01/28 (144A)	1,641,000	1,742,972
Moody’s Corp.
2.550%, 08/18/60	735,000	686,601
3.250%, 05/20/50 (a)	2,800,000	3,101,975
Quanta Services, Inc. 2.900%, 10/01/30 (a)	2,358,000	2,526,745
S&P Global, Inc. 2.500%, 12/01/29 (a)	1,098,000	1,196,950
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A) (a)	1,116,000	1,170,035

		10,425,278

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.2%
Avolon Holdings Funding, Ltd. 2.875%, 02/15/25 (144A)	1,342,000	$1,368,143
Capital One Financial Corp.
3.300%, 10/30/24	845,000	928,104
3.900%, 01/29/24 (a)	500,000	547,613
Discover Financial Services 4.500%, 01/30/26 (a)	2,627,000	3,034,399
GE Capital International Funding Co. 4.418%, 11/15/35	4,713,000	5,619,979
Intercontinental Exchange, Inc. 2.100%, 06/15/30	2,180,000	2,267,401
Mastercard, Inc. 3.850%, 03/26/50	4,750,000	6,123,668

		19,889,307

Electric—1.8%
AES Corp. (The)
1.375%, 01/15/26 (144A)	928,000	936,065
3.300%, 07/15/25 (144A)	2,086,000	2,273,740
Berkshire Hathaway Energy Co.
3.700%, 07/15/30 (144A)	2,000,000	2,364,451
3.800%, 07/15/48	2,636,000	3,150,941
6.500%, 09/15/37 (a)	345,000	495,827
Centerpoint Energy Houston Electric LLC 2.900%, 07/01/50	2,897,000	3,137,192
Eversource Energy 1.650%, 08/15/30	2,007,000	1,997,692
Exelon Corp. 4.700%, 04/15/50	2,811,000	3,731,498
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	2,705,000	2,846,831
Pacific Gas and Electric Co. 3.300%, 08/01/40	3,059,000	3,045,810
Sempra Energy 3.800%, 02/01/38	2,859,000	3,307,516
Southern California Edison Co.
4.200%, 03/01/29	500,000	591,198
5.500%, 03/15/40 (a)	335,000	446,156

		28,324,917

Electronics—0.4%
Amphenol Corp. 2.800%, 02/15/30 (a)	5,764,000	6,354,672

Environmental Control—0.1%
Republic Services, Inc. 1.450%, 02/15/31	1,828,000	1,787,958

Food—1.1%
Campbell Soup Co. 2.375%, 04/24/30	2,422,000	2,556,997
General Mills, Inc. 2.875%, 04/15/30 (a)	2,400,000	2,659,683
Mondelez International, Inc. 2.750%, 04/13/30	4,181,000	4,589,828

Food—(Continued)
Tyson Foods, Inc.
4.000%, 03/01/26	4,281,000	4,923,196
5.100%, 09/28/48 (a)	1,500,000	2,155,899

		16,885,603

Gas—0.2%
NiSource, Inc. 1.700%, 02/15/31	3,751,000	3,729,934

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (b)	2,255,000	2,400,067

Healthcare-Products—0.8%
Alcon Finance Corp.
2.600%, 05/27/30 (144A)	4,427,000	4,714,885
2.750%, 09/23/26 (144A)	1,488,000	1,628,169
Baxter International, Inc. 3.950%, 04/01/30 (144A) (a)	1,881,000	2,246,849
DH Europe Finance II Sarl 3.400%, 11/15/49 (a)	3,427,000	4,061,467

		12,651,370

Healthcare-Services—0.3%
UnitedHealth Group, Inc. 2.875%, 08/15/29 (a)	2,245,000	2,550,542
Universal Health Services, Inc. 2.650%, 10/15/30 (144A) (a)	2,657,000	2,758,268

		5,308,810

Home Furnishings—0.1%
Whirlpool Corp. 4.500%, 06/01/46	1,605,000	1,993,887

Insurance—0.5%
High Street Funding Trust II 4.682%, 02/15/48 (144A)	1,250,000	1,596,515
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a) (b)	4,400,000	4,587,000
Prudential Financial, Inc. 4.500%, 3M LIBOR + 2.380%, 09/15/47 (a) (b)	1,870,000	2,067,309

		8,250,824

Internet—0.6%
Alphabet, Inc. 2.050%, 08/15/50	4,001,000	3,810,544
Amazon.com, Inc. 2.500%, 06/03/50	3,760,000	3,893,416
Expedia Group, Inc.
4.625%, 08/01/27 (144A)	548,000	611,884
6.250%, 05/01/25 (144A)	906,000	1,049,960

		9,365,804

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.1%
Nucor Corp.
2.700%, 06/01/30	886,000	$973,743
Steel Dynamics, Inc. 2.400%, 06/15/25	315,000	334,737

		1,308,480

Leisure Time—0.1%
Carnival Corp. 11.500%, 04/01/23 (144A) (a)	1,002,000	1,158,633

Lodging—0.3%
Las Vegas Sands Corp. 3.200%, 08/08/24	4,495,000	4,760,224

Machinery-Construction & Mining—0.2%
Caterpillar, Inc. 3.250%, 04/09/50	2,626,000	3,095,587

Machinery-Diversified—0.3%
Otis Worldwide Corp.
2.565%, 02/15/30	2,268,000	2,434,156
3.112%, 02/15/40	650,000	706,270
Xylem, Inc. 2.250%, 01/30/31 (a)	1,835,000	1,931,456

		5,071,882

Media—1.8%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.700%, 04/01/51 (a)	7,317,000	7,584,929
Comcast Corp.
3.400%, 04/01/30	7,000,000	8,068,771
4.600%, 10/15/38	1,250,000	1,645,067
Discovery Communications LLC
3.625%, 05/15/30 (a)	4,658,000	5,332,978
4.125%, 05/15/29 (a)	2,621,000	3,058,035
ViacomCBS, Inc. 4.750%, 05/15/25	3,137,000	3,641,289

		29,331,069

Mining—0.2%
Barrick North America Finance LLC 5.750%, 05/01/43	2,247,000	3,272,765

Miscellaneous Manufacturing—0.4%
General Electric Co. 4.350%, 05/01/50 (a)	1,558,000	1,891,515
Ingersoll-Rand Luxembourg Finance S.A. 3.500%, 03/21/26	3,655,000	4,120,827

		6,012,342

Oil & Gas—1.9%
BP Capital Markets plc 4.375%, 5Y H15 + 4.036%, 06/22/25 (b)	982,000	1,050,789

Oil & Gas—(Continued)
Canadian Natural Resources, Ltd.
2.950%, 07/15/30 (a)	2,106,000	2,251,501
4.950%, 06/01/47	2,159,000	2,737,825
Concho Resources, Inc.
2.400%, 02/15/31	945,000	988,481
3.750%, 10/01/27	1,266,000	1,446,365
Continental Resources, Inc.
4.375%, 01/15/28 (a)	1,596,000	1,627,920
5.750%, 01/15/31 (144A)	507,000	562,760
Devon Energy Corp. 5.850%, 12/15/25	1,595,000	1,874,287
EOG Resources, Inc. 4.375%, 04/15/30 (a)	1,145,000	1,390,874
EQT Corp. 7.875%, 02/01/25 (a)	4,160,000	4,737,200
Hess Corp.
3.500%, 07/15/24 (a)	552,000	580,650
5.800%, 04/01/47	1,500,000	1,905,812
Marathon Petroleum Corp. 4.500%, 04/01/48	2,723,000	3,013,722
Noble Energy, Inc. 3.250%, 10/15/29 (a)	2,336,000	2,680,038
Occidental Petroleum Corp. 3.200%, 08/15/26	2,493,000	2,330,955
Valero Energy Corp. 4.000%, 04/01/29	1,705,000	1,917,261

		31,096,440

Packaging & Containers—0.1%
CCL Industries, Inc. 3.050%, 06/01/30 (144A)	1,885,000	2,054,573

Pharmaceuticals—1.7%
AbbVie, Inc.
3.200%, 11/21/29	2,742,000	3,071,391
4.250%, 11/21/49	5,700,000	7,144,205
Becton Dickinson & Co. 2.823%, 05/20/30	4,437,000	4,874,057
Bristol-Myers Squibb Co. 3.200%, 06/15/26	4,488,000	5,048,227
Cigna Corp. 3.400%, 03/01/27	1,500,000	1,691,140
CVS Health Corp.
2.700%, 08/21/40	5,167,000	5,219,638
4.250%, 04/01/50 (a)	681,000	850,366
5.050%, 03/25/48	142,000	192,151

		28,091,175

Pipelines—1.5%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (a)	8,126,000	9,042,008
Enable Midstream Partners L.P.
4.400%, 03/15/27	744,000	750,522
4.950%, 05/15/28 (a)	1,098,000	1,134,660

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Energy Transfer Operating L.P. 4.050%, 03/15/25	2,257,000	$2,475,462
Kinder Morgan, Inc. 2.000%, 02/15/31 (a)	4,052,000	4,092,480
MPLX L.P. 4.500%, 04/15/38	2,817,000	3,218,329
ONEOK, Inc. 4.350%, 03/15/29	903,000	1,023,628
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29	1,391,000	1,454,963
3.800%, 09/15/30 (a)	1,084,000	1,164,737

		24,356,789

Real Estate Investment Trusts—5.2%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33	2,419,000	2,413,400
4.500%, 07/30/29	540,000	660,237
American Tower Corp.
2.100%, 06/15/30	6,606,000	6,776,448
3.800%, 08/15/29	1,413,000	1,642,012
Boston Properties L.P.
3.250%, 01/30/31	4,160,000	4,583,889
3.400%, 06/21/29	1,000,000	1,115,725
4.500%, 12/01/28	2,671,000	3,193,225
Camden Property Trust
2.800%, 05/15/30 (a)	4,245,000	4,711,781
4.100%, 10/15/28	465,000	551,976
Crown Castle International Corp.
2.250%, 01/15/31 (a)	7,852,000	8,139,955
3.700%, 06/15/26	1,312,000	1,478,144
Digital Realty Trust L.P. 3.700%, 08/15/27	8,546,000	9,818,833
Duke Realty L.P.
1.750%, 07/01/30	4,484,000	4,531,358
3.375%, 12/15/27 (a)	1,449,000	1,629,652
Equinix, Inc. 2.150%, 07/15/30	7,581,000	7,706,714
Essex Portfolio L.P. 2.650%, 03/15/32	4,238,000	4,544,450
Highwoods Realty L.P. 4.200%, 04/15/29 (a)	1,424,000	1,622,802
Kimco Realty Corp.
2.700%, 10/01/30	2,122,000	2,284,694
4.250%, 04/01/45	1,287,000	1,453,725
Mid-America Apartments L.P.
2.750%, 03/15/30 (a)	2,000,000	2,171,577
4.200%, 06/15/28	360,000	423,287
Piedmont Operating Partnership L.P. 3.150%, 08/15/30	1,863,000	1,906,568
Prologis L.P. 2.125%, 10/15/50	756,000	700,266
Realty Income Corp. 1.800%, 03/15/33	843,000	846,604
Vornado Realty L.P. 3.500%, 01/15/25 (a)	3,000,000	3,177,806

Real Estate Investment Trusts—(Continued)
Welltower, Inc. 3.100%, 01/15/30 (a)	4,769,000	5,216,226

		83,301,354

Retail—0.8%
Home Depot, Inc. (The) 3.350%, 04/15/50	3,619,000	4,298,761
McDonald’s Corp. 3.600%, 07/01/30	3,145,000	3,684,129
Ross Stores, Inc. 1.875%, 04/15/31	1,390,000	1,394,673
Starbucks Corp.
3.500%, 11/15/50 (a)	2,369,000	2,718,724
Tractor Supply Co. 1.750%, 11/01/30 (a)	1,350,000	1,356,063

		13,452,350

Savings & Loans—0.0%
Nationwide Building Society 3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (b)	616,000	655,758

Semiconductors—1.8%
Intel Corp. 2.450%, 11/15/29 (a)	5,677,000	6,154,967
NVIDIA Corp. 2.850%, 04/01/30 (a)	4,966,000	5,583,459
NXP B.V. / NXP Funding LLC
3.400%, 05/01/30 (144A)	3,444,000	3,903,495
3.875%, 06/18/26 (144A)	3,500,000	4,006,792
QUALCOMM, Inc. 3.250%, 05/20/50 (a)	7,540,000	8,735,761

		28,384,474

Software—0.7%
Activision Blizzard, Inc. 1.350%, 09/15/30	715,000	701,955
Fidelity National Information Services, Inc. 3.750%, 05/21/29 (a)	2,139,000	2,509,989
Fiserv, Inc. 3.200%, 07/01/26	7,391,000	8,277,279

		11,489,223

Telecommunications—2.1%
AT&T, Inc.
3.500%, 06/01/41	9,773,000	10,521,383
4.850%, 03/01/39	3,000,000	3,731,819
T-Mobile USA, Inc. 3.875%, 04/15/30 (144A)	9,157,000	10,603,898
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	1,513,000	1,950,533
Verizon Communications, Inc. 4.272%, 01/15/36	5,549,000	6,874,579

		33,682,212

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation—0.1%
Kansas City Southern 4.200%, 11/15/69	1,591,000	$1,857,144

Total Corporate Bonds & Notes (Cost $585,206,770)		618,512,624

Common Stocks—28.4%

Aerospace & Defense—0.3%
Airbus SE (c)	4,048	444,670
BAE Systems plc	30,712	205,409
Boeing Co. (The) (a)	3,405	728,874
Curtiss-Wright Corp.	1,108	128,916
General Dynamics Corp. (a)	2,783	414,166
L3Harris Technologies, Inc.	1,686	318,688
Lockheed Martin Corp.	1,481	525,725
Meggitt plc (c)	14,932	95,399
Moog, Inc. - Class A	659	52,259
Northrop Grumman Corp. (a)	1,023	311,729
Raytheon Technologies Corp.	10,452	747,423
Safran S.A. (c)	2,293	325,194
TransDigm Group, Inc. (c)	503	311,282
Ultra Electronics Holdings plc	3,814	108,132

		4,717,866

Air Freight & Logistics—0.2%
Atlas Air Worldwide Holdings, Inc. (c)	862	47,013
DSV Panalpina A/S	3,602	602,814
FedEx Corp.	3,475	902,180
PostNL NV (c)	13,857	47,268
Royal Mail plc (c)	24,311	112,362
United Parcel Service, Inc. - Class B	7,875	1,326,150

		3,037,787

Auto Components—0.2%
Adient plc (c)	2,624	91,236
Aisin Seiki Co., Ltd.	4,500	135,237
BorgWarner, Inc.	10,705	413,641
Cie Generale des Etablissements Michelin	1,373	176,209
Cooper Tire & Rubber Co.	1,789	72,455
Dana, Inc.	5,530	107,946
Faurecia SE (c)	1,484	76,079
Gentex Corp.	8,802	298,652
Goodyear Tire & Rubber Co. (The)	7,322	79,883
JTEKT Corp.	8,400	65,391
Lear Corp.	2,047	325,534
Magna International, Inc.	5,166	365,707
NGK Spark Plug Co., Ltd.	2,100	35,954
Patrick Industries, Inc.	970	66,300
Sumitomo Electric Industries, Ltd.	17,900	237,455
Sumitomo Rubber Industries, Ltd.	6,600	56,876
Toyo Tire Corp.	3,500	53,316

		2,657,871

Automobiles—0.6%
Bayerische Motoren Werke AG	2,293	202,394
Daimler AG	15,375	1,085,657
Fiat Chrysler Automobiles NV (c)	5,788	103,501
Ford Motor Co.	34,400	302,376
General Motors Co.	10,685	444,923
Honda Motor Co., Ltd.	33,300	930,010
Hyundai Motor Co. (c)	470	83,385
Isuzu Motors, Ltd.	10,300	98,062
Kia Motors Corp. (c)	2,556	147,206
Mazda Motor Corp.	17,700	119,059
Nissan Motor Co., Ltd. (c)	30,600	166,472
Peugeot S.A. (c)	9,853	269,649
Renault S.A. (c)	1,653	72,329
Subaru Corp.	5,800	116,218
Suzuki Motor Corp.	4,400	204,278
Tesla, Inc. (a) (c)	6,318	4,458,423
Toyota Motor Corp.	17,500	1,341,882
Winnebago Industries, Inc. (a)	1,396	83,676
Yamaha Motor Co., Ltd.	7,300	149,270

		10,378,770

Banks—1.6%
ABN AMRO Bank NV (c)	12,775	125,318
Australia & New Zealand Banking Group, Ltd.	30,061	526,765
Banco Bilbao Vizcaya Argentaria S.A.	20,347	99,743
Banco Santander S.A. (c)	215,401	668,794
Bank of America Corp.	56,626	1,716,334
Bank of Kyoto, Ltd. (The)	1,500	78,534
Bank of Montreal	7,709	586,124
Bank of Nova Scotia (The)	10,185	550,497
Bank OZK	3,217	100,596
Barclays plc (c)	405,621	814,084
BNP Paribas S.A. (c)	12,099	638,152
BOC Hong Kong Holdings, Ltd.	32,000	97,249
Citigroup, Inc.	23,858	1,471,084
Citizens Financial Group, Inc.	6,775	242,274
Commonwealth Bank of Australia	14,103	893,695
Danske Bank A/S (c)	5,258	87,196
Erste Group Bank AG (c)	15,319	462,484
First BanCorp. (Puerto Rico)	9,151	84,372
HSBC Holdings plc (c)	231,883	1,209,901
HSBC Holdings plc (Hong Kong Traded Shares) (a) (c)	39,600	209,732
Huntington Bancshares, Inc.	14,638	184,878
ING Groep NV (a) (c)	60,309	571,329
Intesa Sanpaolo S.p.A. (c)	281,547	656,859
Japan Post Bank Co., Ltd.	9,800	80,958
JPMorgan Chase & Co.	23,217	2,950,184
KeyCorp	9,014	147,920
Lloyds Banking Group plc (c)	1,089,411	549,153
Mediobanca Banca di Credito Finanziario S.p.A.	6,108	55,824
Mitsubishi UFJ Financial Group, Inc.	157,300	696,623
Mizuho Financial Group, Inc.	44,090	562,020
National Australia Bank, Ltd.	31,753	553,972
Natwest Group plc (c)	145,698	336,968
Nordea Bank Abp (c)	25,192	205,708

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Oversea-Chinese Banking Corp., Ltd.	8,000	$60,822
PNC Financial Services Group, Inc. (The) (a)	2,323	346,127
Powszechna Kasa Oszczednosci Bank Polski S.A. (c)	6,717	51,777
Raiffeisen Bank International AG (c)	4,975	100,479
Resona Holdings, Inc.	22,100	77,821
Royal Bank of Canada	9,392	771,710
Societe Generale S.A. (c)	20,487	426,790
Standard Chartered plc (c)	84,339	540,810
Sumitomo Mitsui Financial Group, Inc.	11,700	362,034
Toronto-Dominion Bank (The)	14,404	813,839
Truist Financial Corp.	18,249	874,675
U.S. Bancorp (a)	19,652	915,587
UniCredit S.p.A. (c)	39,027	361,150
Wells Fargo & Co.	45,452	1,371,741
Westpac Banking Corp.	31,426	468,889

		25,759,575

Beverages—0.5%
Anheuser-Busch InBev S.A.	6,322	441,797
Boston Beer Co., Inc. (The) - Class A (c)	195	193,886
Coca-Cola Co. (The) (a)	41,284	2,264,015
Diageo plc	37,270	1,472,951
Monster Beverage Corp. (c)	7,747	716,443
PepsiCo, Inc.	14,882	2,207,001

		7,296,093

Biotechnology—0.6%
AbbVie, Inc.	23,841	2,554,563
Alexion Pharmaceuticals, Inc. (c)	2,229	348,259
Alnylam Pharmaceuticals, Inc. (c)	1,364	177,279
Amgen, Inc.	8,419	1,935,697
Arcturus Therapeutics Holdings, Inc. (c)	909	39,432
Biogen, Inc. (a) (c)	1,072	262,490
CareDx, Inc. (c)	759	54,990
Catalyst Pharmaceuticals, Inc. (c)	10,041	33,537
CSL, Ltd.	3,206	700,535
Exact Sciences Corp. (a) (c)	900	119,241
Galapagos NV (c)	400	39,327
Genmab A/S (ADR) (c)	2,262	91,973
Gilead Sciences, Inc.	15,848	923,305
Halozyme Therapeutics, Inc. (a) (c)	4,326	184,763
Incyte Corp. (c)	2,047	178,048
Moderna, Inc. (a) (c)	3,760	392,807
Novavax, Inc. (a) (c)	2,468	275,207
Pharma Mar S.A.	427	37,103
Regeneron Pharmaceuticals, Inc. (c)	534	257,981
Sarepta Therapeutics, Inc. (a) (c)	1,313	223,853
Vertex Pharmaceuticals, Inc. (c)	1,882	444,792

		9,275,182

Building Products—0.2%
Assa Abloy AB - Class B	15,595	383,581
Builders FirstSource, Inc. (a) (c)	4,133	168,668
China Lesso Group Holdings, Ltd.	35,000	54,948
Cie de Saint-Gobain (c)	15,257	699,580
Daikin Industries, Ltd.	3,400	757,237

Building Products—(Continued)
Geberit AG	639	399,807
Masonite International Corp. (c)	579	56,939
Nibe Industrier AB - B Shares	3,926	128,919
Owens Corning	1,675	126,898
Simpson Manufacturing Co., Inc.	1,989	185,872
Trane Technologies plc	2,982	432,867
Trex Co., Inc. (c)	1,174	98,287

		3,493,603

Capital Markets—0.9%
Affiliated Managers Group, Inc. (a)	2,069	210,417
Ameriprise Financial, Inc.	3,224	626,520
Anima Holding S.p.A.	12,738	60,096
Bank of New York Mellon Corp. (The) (a)	16,908	717,576
BlackRock, Inc.	847	611,144
Blackstone Group, Inc. (The) - Class A	5,094	330,142
Brookfield Asset Management, Inc. - Class A	11,652	481,678
Cboe Global Markets, Inc.	1,183	110,161
Charles Schwab Corp. (The)	10,801	572,885
CI Financial Corp.	10,349	128,296
CME Group, Inc.	2,280	415,074
Credit Suisse Group AG (c)	65,138	837,975
Daiwa Securities Group, Inc.	44,600	203,416
Deutsche Bank AG (c)	31,604	344,073
FactSet Research Systems, Inc.	787	261,678
Federated Hermes, Inc.	8,376	241,983
Franklin Resources, Inc. (a)	11,299	282,362
Goldman Sachs Group, Inc. (The)	4,355	1,148,457
Hong Kong Exchanges and Clearing, Ltd.	11,400	627,004
Houlihan Lokey, Inc.	3,982	267,710
IG Group Holdings plc	7,294	86,019
Intercontinental Exchange, Inc.	4,386	505,662
Jupiter Fund Management plc	20,453	78,524
London Stock Exchange Group plc	2,570	316,791
Macquarie Group, Ltd.	4,622	493,873
Man Group plc	34,764	65,992
Moody’s Corp.	2,754	799,321
Morgan Stanley (a)	7,976	546,595
MSCI, Inc.	221	98,683
Nomura Holdings, Inc.	72,300	382,735
Rathbone Brothers plc	2,180	45,950
S&P Global, Inc.	1,885	619,656
SEI Investments Co.	6,174	354,820
State Street Corp.	8,331	606,330
T. Rowe Price Group, Inc.	2,792	422,681
UBS Group AG (c)	38,299	535,666

		14,437,945

Chemicals—0.6%
Air Liquide S.A.	4,858	797,337
Air Products & Chemicals, Inc.	1,686	460,649
BASF SE	10,222	807,180
Chemours Co. (The)	4,956	122,859
Chr Hansen Holding A/S (c)	2,290	235,615
Corteva, Inc.	6,810	263,683
Croda International plc	2,259	204,092

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
DIC Corp.	2,900	$73,555
Dow, Inc.	7,385	409,867
DuPont de Nemours, Inc.	5,913	420,473
Ecolab, Inc.	2,013	435,533
EMS-Chemie Holding AG	110	106,113
Givaudan S.A.	162	682,389
Hanwha Solutions Corp.	1,506	66,243
International Flavors & Fragrances, Inc. (a)	1,265	137,683
Johnson Matthey plc	3,502	116,264
Kaneka Corp.	2,700	94,857
Linde plc	3,624	954,960
LyondellBasell Industries NV - Class A	2,511	230,158
Mitsubishi Gas Chemical Co., Inc.	4,200	96,703
Mosaic Co. (The)	4,168	95,906
Nippon Shokubai Co., Ltd.	1,100	61,878
RPM International, Inc.	3,407	309,287
Sherwin-Williams Co. (The)	679	499,004
Shin-Etsu Chemical Co., Ltd.	2,900	507,684
Sika AG	1,842	502,870
Tokuyama Corp.	2,200	49,506
Tosoh Corp.	3,000	47,006
Ube Industries, Ltd.	3,700	67,439
Yara International ASA	1,311	54,427

		8,911,220

Commercial Services & Supplies—0.2%
ADT, Inc.	7,379	57,925
Babcock International Group plc (c)	13,563	52,105
Cintas Corp.	1,090	385,272
Copart, Inc. (c)	784	99,764
Country Garden Services Holdings Co., Ltd.	30,000	203,481
Dai Nippon Printing Co., Ltd.	7,600	137,087
Deluxe Corp.	4,038	117,910
Republic Services, Inc.	6,370	613,431
Ritchie Bros Auctioneers, Inc.	1,362	94,673
Societe BIC S.A.	1,246	70,445
Toppan Printing Co., Ltd.	7,800	110,135
Waste Management, Inc.	8,701	1,026,109

		2,968,337

Communications Equipment—0.2%
Arista Networks, Inc. (c)	635	184,512
Cisco Systems, Inc.	54,540	2,440,665
EchoStar Corp. - Class A (c)	2,017	42,740
Nokia Oyj (c)	103,808	395,900
Telefonaktiebolaget LM Ericsson - B Shares	50,296	596,468

		3,660,285

Construction & Engineering—0.1%
China Conch Venture Holdings, Ltd.	26,000	126,496
JGC Holdings Corp.	9,800	92,180
Kajima Corp.	9,600	128,830
Obayashi Corp.	19,200	166,325
Shimizu Corp.	21,200	154,836
Taisei Corp.	2,400	83,054

Construction & Engineering—(Continued)
Vinci S.A.	6,973	693,823

		1,445,544

Construction Materials—0.0%
CRH plc (c)	12,144	513,355
James Hardie Industries plc (c)	9,493	280,811

		794,166

Consumer Finance—0.2%
Ally Financial, Inc.	5,159	183,970
American Express Co.	6,805	822,792
Capital One Financial Corp. (a)	7,566	747,899
Credit Saison Co., Ltd.	3,200	37,162
Discover Financial Services	6,951	629,274
Encore Capital Group, Inc. (a) (c)	1,328	51,726
Synchrony Financial	3,972	137,868

		2,610,691

Containers & Packaging—0.1%
Berry Global Group, Inc. (a) (c)	1,569	88,162
International Paper Co.	11,470	570,288
Smurfit Kappa Group plc	6,514	302,963
Toyo Seikan Group Holdings, Ltd.	5,500	60,421

		1,021,834

Distributors—0.0%
Pool Corp.	743	276,767

Diversified Consumer Services—0.0%
frontdoor, Inc. (c)	2,355	118,245
H&R Block, Inc.	8,832	140,075

		258,320

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (c)	9,234	2,141,088
Cerved Group S.p.A. (c)	4,128	37,674
Equitable Holdings, Inc.	10,915	279,315
EXOR NV	1,240	99,531
M&G plc	28,156	76,269
ORIX Corp.	11,700	181,573
Voya Financial, Inc.	992	58,339
Zenkoku Hosho Co., Ltd.	2,600	119,579

		2,993,368

Diversified Telecommunication Services—0.4%
AT&T, Inc. (a)	59,337	1,706,532
BT Group plc	99,012	179,218
Deutsche Telekom AG	25,822	471,888
Gamma Communications plc	2,311	51,993
Liberty Global plc - Class A (c)	10,222	247,577
Nippon Telegraph & Telephone Corp.	7,600	194,873
Orange S.A.	12,324	146,675
PCCW, Ltd.	887,000	534,186
Spark New Zealand, Ltd.	113,354	383,254
Telecom Italia S.p.A.	549,020	252,838

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Telenor ASA	18,164	$307,620
Verizon Communications, Inc. (a)	44,092	2,590,405

		7,067,059

Electric Utilities—0.4%
Avangrid, Inc.	1,980	89,991
Chubu Electric Power Co., Inc.	5,100	61,407
Duke Energy Corp.	3,664	335,476
Edison International	3,227	202,720
Enel S.p.A.	70,986	716,842
Evergy, Inc.	9,960	552,880
Eversource Energy	5,131	443,883
Exelon Corp.	9,892	417,640
Iberdrola S.A.	51,342	734,270
NextEra Energy, Inc.	19,316	1,490,229
Orsted A/S	2,860	584,941
Red Electrica Corp. S.A.	7,365	151,433
Southern Co. (The)	9,275	569,763

		6,351,475

Electrical Equipment—0.3%
ABB, Ltd.	23,889	668,207
Acuity Brands, Inc.	1,023	123,875
Atkore International Group, Inc. (c)	2,318	95,293
Eaton Corp. plc	4,966	596,615
Generac Holdings, Inc. (c)	1,910	434,353
GS Yuasa Corp.	3,000	86,374
Legrand S.A.	3,545	316,402
Nidec Corp.	4,000	503,980
Prysmian S.p.A.	5,997	213,792
Schneider Electric SE	376	54,387
Siemens Energy AG (c)	2,798	102,689
Signify NV (c)	4,329	183,403
Varta AG (c)	720	103,983
Vertiv Holdings Co.	7,196	134,349
Vestas Wind Systems A/S	3,280	776,290
Voltronic Power Technology Corp.	3,150	125,591

		4,519,583

Electronic Equipment, Instruments & Components—0.3%
AU Optronics Corp. (c)	104,000	52,044
Cognex Corp.	1,762	141,462
Corning, Inc.	15,004	540,144
Hitachi, Ltd.	15,000	591,891
Innolux Corp. (c)	72,000	36,002
Keyence Corp.	2,000	1,125,565
Keysight Technologies, Inc. (c)	3,352	442,766
Murata Manufacturing Co., Ltd.	6,000	540,367
Nippon Electric Glass Co., Ltd.	2,900	63,494
Vontier Corp. (c)	4,345	145,123
Yokogawa Electric Corp.	18,200	363,235
Zebra Technologies Corp. - Class A (c)	685	263,266

		4,305,359

Energy Equipment & Services—0.0%
Schlumberger NV	11,348	247,727
Subsea 7 S.A. (c)	7,352	75,301
Tenaris S.A.	8,096	65,404

		388,432

Entertainment—0.5%
Activision Blizzard, Inc.	8,794	816,523
Capcom Co., Ltd.	2,500	162,539
Electronic Arts, Inc.	2,345	336,742
Embracer Group AB (c)	2,614	62,440
Glu Mobile, Inc. (c)	3,888	35,031
International Games System Co., Ltd.	2,000	54,135
Koei Tecmo Holdings Co., Ltd.	1,200	73,359
Liberty Media Corp.-Liberty Formula One - Class C (a) (c)	7,238	308,339
Madison Square Garden Entertainment Corp. (c)	721	75,734
Netflix, Inc. (c)	2,985	1,614,079
Nexon Co., Ltd.	7,400	227,905
Nintendo Co., Ltd.	1,000	638,189
Stillfront Group AB (c)	8,600	104,455
Take-Two Interactive Software, Inc. (c)	1,318	273,867
Walt Disney Co. (The) (c)	13,733	2,488,145
Zynga, Inc. - Class A (c)	26,438	260,943

		7,532,425

Equity Real Estate Investment Trusts—0.4%
American Tower Corp. (a)	2,706	607,389
Crown Castle International Corp.	2,783	443,026
Daiwa House REIT Investment Corp.	301	744,519
Digital Realty Trust, Inc.	1,953	272,463
Equinix, Inc.	586	418,509
Equity LifeStyle Properties, Inc.	9,287	588,424
Klepierre S.A.	4,289	96,495
Macerich Co. (The) (a)	4,028	42,979
Orix JREIT, Inc.	310	512,531
Park Hotels & Resorts, Inc.	4,924	84,447
Prologis, Inc.	5,645	562,581
Public Storage	1,589	366,948
SBA Communications Corp.	992	279,873
Simon Property Group, Inc. (a)	9,902	844,442
Ventas, Inc.	4,609	226,025
Vicinity Centres	67,108	83,161
Welltower, Inc.	5,492	354,893
Weyerhaeuser Co.	12,672	424,892

		6,953,597

Food & Staples Retailing—0.2%
Costco Wholesale Corp.	2,910	1,096,430
J Sainsbury plc	32,718	100,934
Koninklijke Ahold Delhaize NV	12,732	359,554
Kroger Co. (The) (a)	5,666	179,952
Seven & i Holdings Co., Ltd.	8,800	312,502
Sysco Corp. (a)	4,234	314,417
Walgreens Boots Alliance, Inc. (a)	5,422	216,229
Walmart, Inc. (a)	6,876	991,175
Woolworths Group, Ltd.	8,626	261,613

		3,832,806

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—0.3%
Conagra Brands, Inc. (a)	4,462	$161,792
Danone S.A.	6,211	408,224
General Mills, Inc. (a)	2,939	172,813
Hershey Co. (The)	2,442	371,990
Kraft Heinz Co. (The) (a)	5,308	183,975
Mondelez International, Inc. - Class A	9,924	580,256
Nestle S.A.	31,221	3,675,614

		5,554,664

Gas Utilities—0.0%
Hong Kong & China Gas Co., Ltd.	234,150	350,336
Italgas S.p.A.	9,622	61,401
National Fuel Gas Co.	2,832	116,480

		528,217

Health Care Equipment & Supplies—0.7%
Abbott Laboratories	16,778	1,837,023
Align Technology, Inc. (c)	941	502,852
Baxter International, Inc.	3,917	314,300
Becton Dickinson & Co.	2,067	517,205
Boston Scientific Corp. (c)	12,084	434,420
Danaher Corp.	5,006	1,112,033
DexCom, Inc. (c)	654	241,797
DiaSorin S.p.A.	900	187,379
Edwards Lifesciences Corp. (c)	7,562	689,881
Hoya Corp.	4,700	649,677
IDEXX Laboratories, Inc. (c)	483	241,437
Intuitive Surgical, Inc. (c)	1,015	830,371
Koninklijke Philips NV (c)	7,780	416,357
Medtronic plc	9,180	1,075,345
Novocure, Ltd. (c)	547	94,653
Olympus Corp.	9,600	210,145
Quidel Corp. (c)	1,667	299,477
Stryker Corp. (a)	3,919	960,312
Sysmex Corp.	2,400	288,634
West Pharmaceutical Services, Inc.	481	136,272
Zimmer Biomet Holdings, Inc.	1,922	296,161

		11,335,731

Health Care Providers & Services—0.4%
AdaptHealth Corp. (c)	1,077	40,452
Anthem, Inc.	2,851	915,428
Centene Corp. (c)	4,597	275,958
Chemed Corp.	271	144,337
Cigna Corp.	2,484	517,119
CVS Health Corp.	7,530	514,299
HCA Healthcare, Inc.	2,409	396,184
Humana, Inc.	949	389,346
McKesson Corp.	1,393	242,271
Owens & Minor, Inc.	2,771	74,956
Quest Diagnostics, Inc.	4,175	497,535
UnitedHealth Group, Inc.	9,011	3,159,977

		7,167,862

Health Care Technology—0.1%
Cerner Corp.	3,685	289,199
Change Healthcare, Inc. (c)	4,828	90,042
M3, Inc.	3,000	283,762
Medley, Inc. (c)	1,100	48,503
Schrodinger, Inc. (c)	571	45,212
Veeva Systems, Inc. - Class A (a) (c)	1,988	541,233
Vocera Communications, Inc. (a) (c)	1,029	42,734

		1,340,685

Hotels, Restaurants & Leisure—0.3%
Aristocrat Leisure, Ltd.	16,820	402,514
Brinker International, Inc.	1,432	81,008
Chipotle Mexican Grill, Inc. (c)	242	335,584
Compass Group plc	13,620	254,155
Evolution Gaming Group AB	2,566	260,157
Galaxy Entertainment Group, Ltd.	38,000	295,567
Las Vegas Sands Corp.	4,211	250,976
Marriott International, Inc. - Class A	3,604	475,440
McDonald’s Corp.	6,076	1,303,788
Oriental Land Co., Ltd.	2,300	380,162
Starbucks Corp.	8,016	857,552
Yum! Brands, Inc.	3,332	361,722

		5,258,625

Household Durables—0.3%
Bellway plc	1,240	50,183
Century Communities, Inc. (c)	1,207	52,842
DR Horton, Inc.	10,409	717,388
Garmin, Ltd.	2,709	324,159
JS Global Lifestyle Co., Ltd.	21,500	41,669
KB Home	2,266	75,956
Lennar Corp. - Class A	5,673	432,453
LG Electronics, Inc. (c)	1,064	132,339
Man Wah Holdings, Ltd.	27,600	60,111
MDC Holdings, Inc.	1,950	94,770
Meritage Homes Corp. (c)	1,113	92,179
Nikon Corp.	11,400	72,084
NVR, Inc. (c)	93	379,427
PulteGroup, Inc.	5,507	237,462
Purple Innovation, Inc. (c)	2,385	78,562
Sekisui Chemical Co., Ltd.	34,700	658,280
Sony Corp.	9,400	945,111
Taylor Morrison Home Corp. (c)	4,008	102,805
Toll Brothers, Inc.	3,216	139,799
TRI Pointe Group, Inc. (c)	3,943	68,017
Tupperware Brands Corp. (c)	2,282	73,914
Vistry Group plc (c)	8,678	110,192
Whirlpool Corp.	581	104,865

		5,044,567

Household Products—0.5%
Church & Dwight Co., Inc.	1,800	157,014
Clorox Co. (The) (a)	2,196	443,416
Colgate-Palmolive Co.	19,351	1,654,704
Essity AB - Class B	19,557	628,512
Kimberly-Clark Corp.	9,888	1,333,199

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Procter & Gamble Co. (The)	27,416	$3,814,662
Reckitt Benckiser Group plc	6,513	582,495

		8,614,002

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	3,650	85,775
Energy Absolute PCL (NVDR)	30,700	50,691

		136,466

Industrial Conglomerates—0.3%
3M Co.	9,392	1,641,628
CK Hutchison Holdings, Ltd.	22,500	157,123
General Electric Co.	50,624	546,739
Honeywell International, Inc.	4,316	918,013
LG Corp.	870	70,204
Roper Technologies, Inc.	2,390	1,030,305
Siemens Energy AG	5,597	801,079
Toshiba Corp.	3,700	103,614

		5,268,705

Insurance—0.9%
Aegon NV	15,746	62,882
Aflac, Inc.	8,630	383,776
Ageas SA	1,692	90,179
AIA Group, Ltd.	84,800	1,044,538
Allianz SE	4,761	1,164,883
Allstate Corp. (The)	1,811	199,083
American Financial Group, Inc.	907	79,471
American International Group, Inc. (a)	14,721	557,337
Aon plc - Class A	3,558	751,699
ASR Nederland NV	5,219	211,078
Assicurazioni Generali S.p.A.	7,603	132,325
Assured Guaranty, Ltd.	3,201	100,799
Athene Holding, Ltd. - Class A (c)	4,140	178,600
Aviva plc	64,453	289,083
AXA S.A.	27,102	650,201
Axis Capital Holdings, Ltd.	778	39,203
Beazley plc	6,783	33,634
Brown & Brown, Inc.	2,149	101,884
Chubb, Ltd.	3,599	553,958
CNP Assurances (c)	2,629	42,379
Direct Line Insurance Group plc	15,729	68,372
eHealth, Inc. (c)	670	47,309
Everest Re Group, Ltd.	1,125	263,351
First American Financial Corp.	2,014	103,983
Hartford Financial Services Group, Inc. (The)	2,069	101,340
Legal & General Group plc	113,142	415,871
Lincoln National Corp.	5,862	294,917
Loews Corp.	1,999	89,995
Manulife Financial Corp.	42,932	763,933
Marsh & McLennan Cos., Inc.	7,390	864,630
Muenchener Rueckversicherungs-Gesellschaft AG	946	280,168
NN Group NV	7,009	306,628
Principal Financial Group, Inc.	7,212	357,787
Progressive Corp. (The) (a)	4,503	445,257
Prudential Financial, Inc.	5,201	406,042

Insurance—(Continued)
Prudential plc	46,940	866,430
RenaissanceRe Holdings, Ltd.	941	156,037
Sun Life Financial, Inc.	8,270	367,729
T&D Holdings, Inc.	19,900	235,512
Unum Group	7,667	175,881
Willis Towers Watson plc	931	196,143
Zurich Insurance Group AG	1,797	761,642

		14,235,949

Interactive Media & Services—1.2%
Alphabet, Inc. - Class A (c)	1,310	2,295,958
Alphabet, Inc. - Class C (c)	4,533	7,941,272
Auto Trader Group plc	13,306	108,519
carsales.com, Ltd.	3,256	50,264
Facebook, Inc. - Class A (c)	23,593	6,444,664
IAC/InterActiveCorp. (c)	774	146,557
Match Group, Inc. (c)	1,739	262,919
REA Group, Ltd.	518	59,501
Rightmove plc (c)	5,807	51,712
Snap, Inc. - Class A (c)	8,827	441,968
Tencent Holdings, Ltd.	4,400	321,496
Twitter, Inc. (c)	9,454	511,934

		18,636,764

Internet & Direct Marketing Retail—1.0%
Alibaba Group Holding, Ltd. (ADR) (c)	978	227,610
Amazon.com, Inc. (c)	3,646	11,874,767
Booking Holdings, Inc. (c)	325	723,863
eBay, Inc.	14,427	724,957
Etsy, Inc. (c)	815	144,997
Just Eat Takeaway (c)	1,692	190,731
MercadoLibre, Inc. (a) (c)	267	447,284
Mercari, Inc. (c)	1,700	75,557
Prosus NV (c)	8,055	866,503

		15,276,269

IT Services—1.3%
Accenture plc - Class A	4,980	1,300,826
Amadeus IT Group S.A.	3,798	274,967
Amdocs, Ltd.	7,712	547,012
Appen, Ltd.	3,020	57,809
Automatic Data Processing, Inc.	4,656	820,387
Broadridge Financial Solutions, Inc.	1,417	217,084
Cognizant Technology Solutions Corp. - Class A	6,894	564,963
EPAM Systems, Inc. (c)	709	254,070
Fidelity National Information Services, Inc.	5,589	790,620
Fiserv, Inc. (c)	4,272	486,410
Fujitsu, Ltd.	2,000	289,526
Global Payments, Inc.	4,343	935,569
GMO Payment Gateway, Inc.	500	66,794
Infosys, Ltd. (ADR)	11,211	190,027
International Business Machines Corp. (a)	5,992	754,273
LiveRamp Holdings, Inc. (c)	1,262	92,366
MasterCard, Inc. - Class A	8,284	2,956,891
Okta, Inc. (a) (c)	1,840	467,838
Paychex, Inc.	3,591	334,609

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
PayPal Holdings, Inc. (c)	11,039	$2,585,334
Reply S.p.A.	585	68,285
Shopify, Inc. - Class A (c)	964	1,088,520
Square, Inc. - Class A (c)	2,755	599,598
Twilio, Inc. - Class A (c)	924	312,774
VeriSign, Inc. (c)	1,535	332,174
Visa, Inc. - A Shares (a)	15,639	3,420,719
Western Union Co. (The)	17,202	377,412
Worldline S.A. (c)	1,660	160,559

		20,347,416

Leisure Products—0.0%
Brunswick Corp.	1,705	129,989
Games Workshop Group plc	628	96,101
Malibu Boats, Inc. - Class A (c)	983	61,379
MIPS AB	1,142	71,453
Thule Group AB (c)	1,629	60,885
YETI Holdings, Inc. (c)	1,568	107,361

		527,168

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	2,821	334,260
Illumina, Inc. (c)	907	335,590
IQVIA Holdings, Inc. (c)	1,564	280,222
Lonza Group AG	540	346,823
Sartorius Stedim Biotech	292	104,075
Thermo Fisher Scientific, Inc.	4,471	2,082,502
Waters Corp. (c)	730	180,617

		3,664,089

Machinery—0.4%
AGCO Corp.	1,830	188,655
Allison Transmission Holdings, Inc.	4,331	186,796
Amada Co., Ltd.	13,700	151,318
Atlas Copco AB - A Shares	12,776	653,374
Caterpillar, Inc. (a)	3,596	654,544
Deere & Co.	2,493	670,742
Epiroc AB - Class A	7,290	132,515
FANUC Corp.	1,500	369,326
Graco, Inc.	1,569	113,517
Greenbrier Cos., Inc. (The)	1,000	36,380
Illinois Tool Works, Inc.	5,020	1,023,478
KION Group AG	1,594	138,584
Komatsu, Ltd.	23,000	630,261
Meritor, Inc. (c)	2,078	57,997
Otis Worldwide Corp.	2,733	184,614
SMC Corp.	600	366,433
Sumitomo Heavy Industries, Ltd.	4,600	113,961
Toro Co. (The)	2,595	246,110
Volvo AB - B Shares (c)	16,501	388,307

		6,306,912

Marine—0.0%
AP Moller - Maersk A/S - Class B	92	205,154
Matson, Inc.	523	29,795
Mitsui OSK Lines, Ltd.	3,400	104,072

Marine—(Continued)
Nippon Yusen KK	5,300	123,647

		462,668

Media—0.3%
AMC Networks, Inc. - Class A (a) (c)	1,067	38,167
Charter Communications, Inc. - Class A (c)	1,023	676,766
Cogeco Communications, Inc.	500	38,440
Comcast Corp. - Class A	31,481	1,649,604
Discovery, Inc. - Class A (a) (c)	18,608	559,915
Eutelsat Communications S.A.	5,757	65,155
Interpublic Group of Cos., Inc. (The)	6,119	143,919
ITV plc (c)	142,543	208,373
Liberty Broadband Corp. - Class C (a) (c)	3,309	524,046
Mediaset Espana Comunicacion S.A. (c)	31,263	163,570
Metropole Television S.A. (c)	4,087	66,497
Omnicom Group, Inc.	5,755	358,939
Publicis Groupe S.A.	6,500	323,917
Quebecor, Inc. - Class B	2,496	64,238
SKY Perfect JSAT Holdings, Inc.	8,700	42,900
TEGNA, Inc.	6,920	96,534
ViacomCBS, Inc. - Class B (a)	6,634	247,183
WPP plc	17,149	186,324

		5,454,487

Metals & Mining—0.5%
Anglo American Platinum, Ltd.	2,022	197,178
Anglo American plc	13,329	443,953
ArcelorMittal S.A. (c)	6,033	138,449
Argonaut Gold, Inc. (c)	45,200	97,296
Asahi Holdings, Inc.	1,400	49,821
Barrick Gold Corp.	17,556	399,972
BHP Group, Ltd.	45,718	1,489,442
Centerra Gold, Inc.	6,900	79,901
Dowa Holdings Co., Ltd.	2,100	76,465
Endeavour Mining Corp. (c)	6,189	144,016
First Quantum Minerals, Ltd.	7,090	127,274
Fortuna Silver Mines, Inc. (a) (c)	7,067	58,073
Franco-Nevada Corp.	1,610	201,867
Glencore plc (c)	96,443	307,643
IAMGOLD Corp. (c)	18,249	66,952
Iluka Resources, Ltd.	11,514	57,658
Impala Platinum Holdings, Ltd.	9,033	124,223
JFE Holdings, Inc. (c)	13,300	127,725
KGHM Polska Miedz S.A. (c)	1,020	50,000
Kinross Gold Corp.	9,175	67,322
Kirkland Lake Gold, Ltd. (a)	5,973	246,822
Lundin Mining Corp.	19,327	171,573
Lynas Rare Earths, Ltd. (c)	38,056	116,867
Maruichi Steel Tube, Ltd.	2,100	46,675
Mitsui Mining & Smelting Co., Ltd.	2,300	84,833
MMC Norilsk Nickel PJSC (ADR) (a)	2,541	79,991
Newmont Corp.	7,772	465,465
Nippon Steel Corp. (c)	9,600	124,510
Northam Platinum, Ltd. (c)	5,255	75,073
OZ Minerals, Ltd.	5,170	75,324
Perseus Mining, Ltd. (c)	96,858	96,022

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Polymetal International plc	6,126	$141,474
Pretium Resources, Inc. (c)	5,334	61,138
Rio Tinto plc	16,145	1,208,032
Rio Tinto, Ltd.	4,282	376,109
SSR Mining, Inc. (c)	9,099	182,709
Teck Resources, Ltd. - Class B	7,500	136,107
Teranga Gold Corp. (c)	5,382	57,756
Torex Gold Resources, Inc. (c)	3,479	52,175

		8,103,885

Multi-Utilities—0.2%
Centrica plc (c)	230,478	147,023
Dominion Energy, Inc.	7,539	566,933
E.ON SE	24,904	275,812
Engie S.A. (c)	17,367	265,910
National Grid plc	35,240	419,729
RWE AG	6,142	259,412
Sempra Energy	4,031	513,590
WEC Energy Group, Inc.	1,918	176,513

		2,624,922

Multiline Retail—0.2%
Dollar General Corp.	1,788	376,016
Dollar Tree, Inc. (c)	2,129	230,017
Dollarama, Inc.	10,558	430,316
Marks & Spencer Group plc (c)	49,428	92,306
Next plc (c)	2,040	197,823
Target Corp.	3,056	539,476
Wesfarmers, Ltd.	17,161	667,310

		2,533,264

Oil, Gas & Consumable Fuels—0.9%
Advantage Oil & Gas, Ltd. (c)	27,900	37,481
Antero Midstream Corp.	5,544	42,744
Beach Energy, Ltd.	96,174	133,901
Berry Corp.	12,365	45,503
Bonanza Creek Energy, Inc. (c)	4,913	94,968
BP plc	209,059	720,159
Cabot Oil & Gas Corp.	3,944	64,208
Canadian Natural Resources, Ltd.	11,746	282,277
Cenovus Energy, Inc.	34,567	210,460
Chevron Corp.	10,921	922,278
Cimarex Energy Co.	3,063	114,893
CNX Resources Corp. (c)	16,753	180,932
Concho Resources, Inc.	3,101	180,943
ConocoPhillips (a)	8,525	340,915
Crescent Point Energy Corp.	78,275	182,635
Diamondback Energy, Inc.	2,371	114,756
Enbridge, Inc. (a)	13,201	422,195
EOG Resources, Inc.	6,555	326,898
EQT Corp.	7,712	98,019
Equinor ASA	31,291	519,200
Exxon Mobil Corp.	24,182	996,782
Gulf Keystone Petroleum, Ltd. (c)	61,899	103,664
Hess Corp.	3,845	202,978
Imperial Oil, Ltd. (a)	7,700	146,148

Oil, Gas & Consumable Fuels—(Continued)
Inpex Corp.	33,100	178,873
International Seaways, Inc.	1,912	31,223
Japan Petroleum Exploration Co., Ltd.	5,800	105,454
Keyera Corp. (a)	10,427	185,292
Kinder Morgan, Inc.	20,478	279,934
Lukoil PJSC (ADR)	1,302	89,005
Magnolia Oil & Gas Corp. - Class A (a) (c)	7,477	52,788
Marathon Oil Corp. (a)	24,188	161,334
Marathon Petroleum Corp.	4,985	206,180
Matador Resources Co. (c)	6,804	82,056
Murphy Oil Corp.	4,386	53,071
Neste Oyj	3,488	251,971
Nordic American Tankers, Ltd. (a)	5,118	15,098
OMV AG	3,972	160,355
Parex Resources, Inc. (c)	7,513	103,408
Parsley Energy, Inc. - Class A	5,268	74,806
PDC Energy, Inc. (c)	7,482	153,605
Phillips 66	3,386	236,817
Plains GP Holdings L.P. - Class A (c)	5,418	45,782
Range Resources Corp.	20,127	134,851
Renewable Energy Group, Inc. (c)	1,518	107,505
Repsol S.A.	30,860	311,102
Royal Dutch Shell plc - A Shares	10,067	179,791
Royal Dutch Shell plc - A Shares	25,267	448,575
Royal Dutch Shell plc - B Shares	69,579	1,198,729
Southwestern Energy Co. (c)	14,067	41,920
Suncor Energy, Inc.	24,209	406,051
TC Energy Corp. (a)	8,559	347,968
TOTAL SE	27,791	1,198,851
Tourmaline Oil Corp.	13,936	187,872
Valero Energy Corp. (a)	3,483	197,033
VERBIO Vereinigte BioEnergie AG	2,723	102,153
Woodside Petroleum, Ltd.	22,480	394,253

		14,208,643

Paper & Forest Products—0.0%
Domtar Corp.	2,730	86,405
OJI Holdings Corp.	26,400	150,381
UPM-Kymmene Oyj	8,491	315,905
West Fraser Timber Co., Ltd.	977	62,769

		615,460

Personal Products—0.3%
Estee Lauder Cos., Inc. (The) - Class A	1,518	404,076
Kao Corp.	5,400	417,501
L’Oreal S.A.	2,030	771,312
Medifast, Inc.	807	158,446
Shiseido Co., Ltd.	4,000	277,467
Unilever plc	37,004	2,227,544

		4,256,346

Pharmaceuticals—1.9%
Astellas Pharma, Inc.	48,700	752,877
AstraZeneca plc	15,265	1,525,110
Bayer AG	6,453	379,293
Bristol-Myers Squibb Co.	33,749	2,093,450

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Chugai Pharmaceutical Co., Ltd.	5,400	$288,300
Corcept Therapeutics, Inc. (c)	2,293	59,985
Daiichi Sankyo Co., Ltd.	12,000	411,365
Eisai Co., Ltd.	2,100	150,253
Eli Lilly and Co.	13,554	2,288,457
GlaxoSmithKline plc	72,074	1,320,617
Hisamitsu Pharmaceutical Co., Inc.	4,600	273,498
Horizon Therapeutics plc (c)	5,026	367,652
Ipsen S.A.	1,449	120,478
Jazz Pharmaceuticals plc (c)	1,189	196,244
Johnson & Johnson	28,174	4,434,024
Merck & Co., Inc.	32,384	2,649,011
Novartis AG	28,592	2,700,537
Novo Nordisk A/S - Class B	22,730	1,589,861
Ono Pharmaceutical Co., Ltd.	18,200	548,492
Pfizer, Inc.	62,981	2,318,331
Roche Holding AG	8,388	2,926,639
Sanofi	16,860	1,629,022
Takeda Pharmaceutical Co., Ltd.	11,400	413,269
Viatris, Inc. (c)	29,974	561,713
Zoetis, Inc.	3,405	563,528

		30,562,006

Professional Services—0.2%
BayCurrent Consulting, Inc.	900	158,201
Clarivate plc (c)	8,297	246,504
CoStar Group, Inc. (c)	370	341,984
Experian plc	7,183	273,708
Intertrust NV (c)	2,028	34,415
Nihon M&A Center, Inc.	2,100	140,532
Recruit Holdings Co., Ltd.	11,700	490,739
RELX plc	38,276	941,472
RWS Holdings plc	6,333	46,407
Verisk Analytics, Inc.	1,069	221,914
Wolters Kluwer NV	4,040	340,988

		3,236,864

Real Estate Management & Development—0.1%
City Developments, Ltd.	6,600	39,826
CK Asset Holdings, Ltd.	82,000	421,774
Deutsche Wohnen SE	5,152	275,029
Henderson Land Development Co., Ltd.	17,000	66,370
Hongkong Land Holdings, Ltd.	19,600	80,969
Mitsui Fudosan Co., Ltd.	12,500	263,474
Newmark Group, Inc. - Class A	8,598	62,679
Real Matters, Inc. (c)	3,661	55,250
Realogy Holdings Corp. (c)	3,700	48,544
Sino Land Co., Ltd.	40,000	52,132
Sun Hung Kai Properties, Ltd.	10,500	135,558
Swire Pacific, Ltd. - Class A	13,500	75,066
Swire Properties, Ltd.	28,000	81,596
UOL Group, Ltd.	10,600	61,977
Vonovia SE	4,443	323,992
Wharf Real Estate Investment Co., Ltd.	28,000	145,995

		2,190,231

Road & Rail—0.3%
Canadian National Railway Co.	11,343	1,247,026
Canadian Pacific Railway, Ltd. (a)	2,350	815,143
CSX Corp.	6,029	547,132
Landstar System, Inc.	819	110,287
Norfolk Southern Corp.	2,209	524,880
Odakyu Electric Railway Co., Ltd.	10,600	333,202
Old Dominion Freight Line, Inc.	500	97,590
Ryder System, Inc.	1,970	121,667
Seino Holdings Co., Ltd.	4,200	59,280
TFI International, Inc.	1,385	71,301
Uber Technologies, Inc. (c)	6,427	327,777
Union Pacific Corp.	4,780	995,292
Werner Enterprises, Inc.	1,500	58,830

		5,309,407

Semiconductors & Semiconductor Equipment—1.4%
ACM Research, Inc. - Class A (c)	515	41,844
Advanced Micro Devices, Inc. (c)	8,475	777,242
Analog Devices, Inc.	3,494	516,169
Applied Materials, Inc.	10,063	868,437
ASML Holding NV	4,353	2,103,639
BE Semiconductor Industries NV	992	59,760
Broadcom, Inc. (a)	4,275	1,871,809
Brooks Automation, Inc.	791	53,669
Canadian Solar, Inc. (a) (c)	1,551	79,473
Daqo New Energy Corp. (ADR) (a) (c)	2,535	145,408
Enphase Energy, Inc. (c)	1,086	190,560
Entegris, Inc.	612	58,813
Flat Glass Group Co., Ltd. (a)	21,000	88,603
FormFactor, Inc. (c)	1,587	68,273
Infineon Technologies AG	12,229	469,308
Inphi Corp. (c)	565	90,665
Intel Corp. (a)	47,327	2,357,831
KLA Corp.	1,334	345,386
Lam Research Corp.	1,792	846,308
Lasertec Corp.	1,000	117,634
Marvell Technology Group, Ltd.	7,169	340,814
MaxLinear, Inc. (c)	1,569	59,920
Microchip Technology, Inc.	2,834	391,404
Micron Technology, Inc. (c)	12,189	916,369
Monolithic Power Systems, Inc.	276	101,079
NVIDIA Corp.	5,270	2,751,994
NXP Semiconductors NV	2,820	448,408
Onto Innovation, Inc. (c)	1,231	58,534
Parade Technologies, Ltd.	4,000	158,867
Power Integrations, Inc.	1,151	94,221
Qorvo, Inc. (c)	2,238	372,112
QUALCOMM, Inc.	13,029	1,984,838
SK Hynix, Inc. (c)	877	95,942
Skyworks Solutions, Inc.	2,160	330,221
Soitec (c)	258	50,268
SolarEdge Technologies, Inc. (c)	440	140,413
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,474	269,765
Teradyne, Inc.	1,569	188,107
Texas Instruments, Inc.	6,028	989,376
Tokyo Electron, Ltd.	1,100	410,285

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Ultra Clean Holdings, Inc. (c)	1,249	$38,906
United Microelectronics Corp.	83,000	139,133
Universal Display Corp.	531	122,024
Xilinx, Inc. (a)	2,328	330,041
Xinyi Solar Holdings, Ltd.	60,000	156,576

		22,090,448

Software—2.0%
Adobe, Inc. (a) (c)	5,397	2,699,148
ANSYS, Inc. (c)	600	218,280
Autodesk, Inc. (c)	3,040	928,233
CDK Global, Inc.	3,760	194,881
Check Point Software Technologies, Ltd. (a) (c)	6,713	892,225
Constellation Software, Inc.	230	298,666
Digital Turbine, Inc. (c)	2,200	124,432
DocuSign, Inc. (c)	2,282	507,289
Dynatrace, Inc. (c)	2,100	90,867
Enghouse Systems, Ltd.	700	33,903
Five9, Inc. (c)	342	59,645
Fortinet, Inc. (c)	2,244	333,301
Intuit, Inc.	3,386	1,286,172
j2 Global, Inc. (c)	1,422	138,915
Microsoft Corp.	66,226	14,729,987
Netcompany Group A/S (c)	1,964	200,572
Nice, Ltd. (ADR) (a) (c)	1,068	302,821
NortonLifeLock, Inc.	9,199	191,155
Oracle Corp. (a)	32,313	2,090,328
Palo Alto Networks, Inc. (c)	1,616	574,310
Proofpoint, Inc. (c)	395	53,882
RingCentral, Inc. - Class A (c)	739	280,059
Sage Group plc (The)	5,724	45,593
Salesforce.com, Inc. (c)	6,750	1,502,077
SAP SE	8,805	1,157,052
ServiceNow, Inc. (c)	1,316	724,366
SimCorp A/S	539	80,059
Sinch AB (c)	562	91,501
Splunk, Inc. (c)	1,455	247,190
SS&C Technologies Holdings, Inc.	4,036	293,619
Topicus.com, Inc. (c)	427	1,614
Trade Desk, Inc. (The) - Class A (c)	447	358,047
WiseTech Global, Ltd.	2,776	65,721
Workday, Inc. - Class A (c)	2,098	502,702
Xero, Ltd. (c)	713	81,173
Zoom Video Communications, Inc. - Class A (c)	1,060	357,559
Zscaler, Inc. (c)	565	112,836

		31,850,180

Specialty Retail—0.4%
Asbury Automotive Group, Inc. (c)	852	124,170
AutoZone, Inc. (c)	247	292,804
Fast Retailing Co., Ltd.	600	538,407
Foot Locker, Inc.	3,437	138,992
Group 1 Automotive, Inc. (a)	385	50,489
Hennes & Mauritz AB - B Shares (c)	6,358	132,808
Home Depot, Inc. (The)	10,434	2,771,479
Industria de Diseno Textil S.A	12,058	383,950

Specialty Retail—(Continued)
Lithia Motors, Inc. - Class A (a)	357	104,483
Lowe’s Cos., Inc.	4,912	788,425
O’Reilly Automotive, Inc. (c)	566	256,155
ODP Corp. (The)	1,076	31,527
Ross Stores, Inc.	3,388	416,080
TJX Cos., Inc. (The)	9,719	663,711
Workman Co., Ltd. (a)	800	68,278

		6,761,758

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	154,848	20,546,781
Hewlett Packard Enterprise Co.	15,808	187,325
HP, Inc.	29,822	733,323
Logitech International S.A.	1,464	141,991
Western Digital Corp.	3,904	216,243

		21,825,663

Textiles, Apparel & Luxury Goods—0.4%
Adidas AG (c)	1,245	453,218
Cie Financiere Richemont S.A.	6,211	561,240
Crocs, Inc. (c)	1,473	92,298
EssilorLuxottica S.A.	2,871	447,750
Hanesbrands, Inc.	7,897	115,138
Kering S.A.	623	452,920
lululemon athletica, Inc. (c)	605	210,558
LVMH Moet Hennessy Louis Vuitton SE	2,123	1,326,516
Moncler S.p.A. (c)	2,967	181,480
NIKE, Inc. - Class B	12,742	1,802,611
Pandora A/S	859	95,966
Tapestry, Inc.	7,892	245,283
VF Corp.	3,386	289,198

		6,274,176

Thrifts & Mortgage Finance—0.0%
Essent Group, Ltd.	2,574	111,197
MGIC Investment Corp.	10,091	126,642
OSB Group plc (c)	6,388	37,004
Radian Group, Inc.	8,285	167,771

		442,614

Tobacco—0.3%
Altria Group, Inc.	24,139	989,699
British American Tobacco plc	20,838	775,068
Imperial Brands plc	19,759	415,164
Philip Morris International, Inc.	16,762	1,387,726
Scandinavian Tobacco Group A/S - Class A	5,605	95,447
Swedish Match AB	5,368	416,995

		4,080,099

Trading Companies & Distributors—0.3%
AerCap Holdings NV (c)	2,105	95,946
Air Lease Corp.	1,300	57,746
Ashtead Group plc	7,834	368,658
Diploma plc	4,105	123,176
Fastenal Co.	13,149	642,066

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Ferguson plc	2,949	$358,631
GMS, Inc. (c)	1,962	59,802
ITOCHU Corp.	10,100	290,893
Marubeni Corp.	17,700	117,974
Mitsui & Co., Ltd.	61,400	1,126,462
MonotaRO Co., Ltd.	2,200	111,862
MSC Industrial Direct Co., Inc. - Class A	1,129	95,276
Rexel S.A. (c)	5,416	85,403
Sojitz Corp.	29,500	65,998
Sumitomo Corp.	28,700	380,430
Toromont Industries, Ltd.	800	56,061
Toyota Tsusho Corp.	3,300	133,517
Triton International, Ltd.	1,700	82,467
WESCO International, Inc. (c)	1,445	113,432
WW Grainger, Inc.	771	314,830

		4,680,630

Transportation Infrastructure—0.0%
Kamigumi Co., Ltd.	2,900	53,001

Wireless Telecommunication Services—0.2%
KDDI Corp.	30,700	911,710
SoftBank Group Corp.	9,400	736,167
T-Mobile U.S., Inc. (c)	2,456	331,191
Turkcell Iletisim Hizmetleri A/S	42,527	92,400
Vodafone Group plc	320,507	527,437

		2,598,905

Total Common Stocks (Cost $387,323,461)		456,405,708

U.S. Treasury & Government Agencies—1.0%

U.S. Treasury—1.0%
U.S. Treasury Inflation Indexed Bond 1.375%, 02/15/44 (d)	3,714,298	5,342,921
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/30 (d)	4,736,495	5,281,690
0.875%, 01/15/29 (d)	4,494,882	5,280,492

Total U.S. Treasury & Government Agencies (Cost $15,765,596)		15,905,103

Mutual Funds—0.8%

Investment Company Securities—0.8%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a) (Cost $12,193,849)	462,600	12,975,930

Preferred Stocks—0.1%

Auto Components—0.0%
Schaeffler AG	7,241	60,483

Automobiles—0.1%
Porsche Automobil Holding SE	3,505	241,598
Volkswagen AG	4,891	911,244

		1,152,842

Health Care Equipment & Supplies—0.0%
Sartorius AG	220	92,211

Household Products—0.0%
Henkel AG & Co. KGaA	5,498	619,537

Water Utilities—0.0%
Cia de Saneamento do Parana	97,800	96,285

Total Preferred Stocks (Cost $1,779,724)		2,021,358

Rights—0.0%

Oil & Gas—0.0%
Repsol S.A., Expires 01/26/21 (a) (c) (Cost $10,830)	30,860	10,582

Short-Term Investments—26.9%

Repurchase Agreement—10.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $174,183,874, collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $177,667,700.	174,183,874	174,183,874

U.S. Treasury—16.1%
U.S. Treasury Bills
0.083%, 06/17/21 (e)	43,000,000	42,983,839
0.087%, 05/20/21 (e)	110,000,000	109,966,237
0.118%, 02/04/21 (e)	105,155,000	105,150,020

		258,100,096

Total Short-Term Investments (Cost $432,273,860)		432,283,970

Securities Lending Reinvestments (f)—7.4%

Certificates of Deposit—0.8%
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (b)	5,000,000	5,000,605
Mizuho Bank, Ltd. 0.250%, 03/22/21	5,000,000	5,000,110
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (b)	2,500,000	2,500,500

		12,501,215

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—0.2%
Antalis S.A. 0.210%, 01/04/21	2,998,443	$2,999,943

Repurchase Agreements—5.9%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $12,200,339; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $13,548,694.	12,200,000	12,200,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $4,001,636; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,445,304.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $17,159,956; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $17,503,060.	17,159,861	17,159,861
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $4,001,672; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,100,068; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $5,202,002.	5,100,000	5,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,900,064; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,958,001.	2,900,000	2,900,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $600,022; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $666,692.	600,000	600,000

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,600,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,653,069.	2,600,000	2,600,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $9,000,209; collateralized by various Common Stock with an aggregate market value of $10,000,116.	9,000,000	9,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $19,900,442; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $22,076,989.	19,900,000	19,900,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,664,095.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $8,000,160; collateralized by various Common Stock with an aggregate market value of $8,890,398.	8,000,000	8,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,300,029; collateralized by various Common Stock with an aggregate market value of $1,444,690.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $4,600,194; collateralized by various Common Stock with an aggregate market value of $5,111,979.	4,600,000	4,600,000

		94,859,861

Mutual Funds—0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (g)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	3,000,000	3,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $118,359,861)		118,361,019

Total Investments—103.1% (Cost $1,552,913,951)		1,656,476,294
Other assets and liabilities (net)—(3.1)%		(49,755,618)

Net Assets—100.0%		$1,606,720,676

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $120,238,009 and the collateral received consisted of cash in the amount of $118,358,303 and non-cash collateral with a value of $5,057,439. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Non-income producing security.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $63,099,705, which is 3.9% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	7,002,000	JPMC	01/27/21	USD	5,300,263	$99,320
AUD	955,590	MSIP	01/27/21	USD	719,439	17,463
AUD	4,081,705	UBSA	01/27/21	USD	3,086,965	60,637
AUD	4,081,705	UBSA	01/27/21	USD	3,087,957	59,645
AUD	7,000,000	UBSA	01/27/21	USD	5,280,639	117,402
BRL	32,448,000	MSIP	01/05/21	USD	6,243,963	3,005
BRL	32,448,000	UBSA	01/05/21	USD	6,019,814	227,154
BRL	32,448,000	MSIP	02/02/21	USD	6,242,761	2,185
CAD	6,741,000	JPMC	01/27/21	USD	5,303,627	(7,318)
CAD	6,738,000	MSIP	01/27/21	USD	5,280,826	13,125
CAD	15,162,000	UBSA	01/27/21	USD	11,605,558	307,011
CHF	18,101,000	JPMC	01/27/21	USD	19,934,267	525,863
CLP	2,518,317,500	GSI	01/12/21	USD	3,450,695	93,236
CLP	2,518,317,500	GSI	01/12/21	USD	3,447,389	96,542
COP	51,068,961,000	UBSA	01/12/21	USD	14,373,072	579,047
CZK	308,939,000	UBSA	01/27/21	USD	13,911,171	473,289
DKK	9,189,000	GSI	01/27/21	USD	1,468,009	41,079
EUR	4,353,000	JPMC	01/27/21	USD	5,293,269	27,457
EUR	11,870,000	JPMC	01/27/21	USD	14,454,165	54,684
EUR	4,352,000	MSIP	01/27/21	USD	5,298,279	21,225
EUR	27,198,000	UBSA	01/27/21	USD	32,374,051	870,404
GBP	13,199,161	JPMC	01/27/21	USD	17,551,298	501,832
HUF	2,129,864,000	MSIP	01/27/21	USD	7,012,609	162,351
ILS	22,680,000	MSIP	01/27/21	USD	6,798,808	261,785
INR	506,598,000	UBSA	01/12/21	USD	6,852,030	75,095
JPY	274,942,980	JPMC	01/27/21	USD	2,628,628	34,857
JPY	430,039,020	JPMC	01/27/21	USD	4,120,332	45,630
JPY	3,669,568,344	UBSA	01/27/21	USD	35,380,587	168,010
MXN	145,569,000	MSIP	01/27/21	USD	7,138,185	158,708
MYR	27,788,000	MSIP	01/12/21	USD	6,819,141	87,026
NZD	2,435,750	MSIP	01/27/21	USD	1,723,310	29,454
NZD	3,653,625	UBSA	01/27/21	USD	2,577,724	51,422
NZD	3,653,625	UBSA	01/27/21	USD	2,575,090	54,056
PHP	192,395,000	MSIP	01/12/21	USD	3,992,509	13,425
PLN	26,305,000	MSIP	01/27/21	USD	6,986,716	55,823

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	461,938,000	GSI	01/12/21	USD	6,051,339	$195,604
SEK	43,036,000	MSIP	01/27/21	USD	5,016,991	215,173
SGD	9,124,000	UBSA	01/27/21	USD	6,786,322	117,581
ZAR	101,455,000	MSIP	01/27/21	USD	6,564,815	317,406

Contracts to Deliver
AUD	21,297,000	JPMC	01/27/21	USD	15,604,876	(818,278)
BRL	32,448,000	MSIP	01/05/21	USD	6,246,006	(962)
BRL	32,448,000	UBSA	01/05/21	USD	6,243,963	(3,005)
CAD	8,873,000	MSIP	01/27/21	USD	6,811,248	(160,143)
CHF	6,190,000	UBSA	01/27/21	USD	6,804,202	(192,550)
CLP	5,177,570,000	UBSA	01/12/21	USD	6,830,027	(456,168)
CZK	150,948,000	GSI	01/27/21	USD	6,822,293	(205,973)
EUR	5,729,000	UBSA	01/27/21	USD	6,801,560	(201,068)
GBP	2,447,675	JPMC	01/13/21	USD	3,264,677	(82,812)
GBP	318,700	JPMC	01/13/21	USD	428,743	(7,118)
GBP	5,111,000	UBSA	01/27/21	USD	6,822,239	(168,322)
ILS	46,927,000	MSIP	01/27/21	USD	14,005,969	(603,044)
KRW	11,676,146,000	MSIP	01/12/21	USD	10,544,033	(206,493)
NOK	61,137,000	UBSA	01/27/21	USD	6,776,837	(353,400)
NZD	11,250,000	MSIP	01/27/21	USD	7,789,927	(305,564)
RUB	254,839,000	GSI	01/12/21	USD	3,378,483	(67,790)
RUB	254,839,000	UBSA	01/12/21	USD	3,378,036	(68,238)
SEK	58,475,000	UBSA	01/27/21	USD	6,798,996	(310,187)
SGD	8,564,000	JPMC	01/27/21	USD	6,388,202	(91,963)
THB	103,497,000	MSIP	01/12/21	USD	3,429,892	(24,533)
THB	51,748,500	MSIP	01/12/21	USD	1,711,543	(15,670)
THB	51,748,500	UBSA	01/12/21	USD	1,712,392	(14,820)
TWD	470,046,000	MSIP	01/12/21	USD	16,533,451	(195,862)
ZAR	30,291,600	GSI	01/27/21	USD	2,058,754	3,917
ZAR	30,291,600	GSI	01/27/21	USD	2,065,274	10,437
ZAR	40,388,800	JPMC	01/27/21	USD	2,744,183	4,400
ZAR	101,455,000	UBSA	01/27/21	USD	6,550,640	(331,582)

Cross Currency Contracts to Buy
AUD	8,441,690	MSIP	01/27/21	NZD	8,930,000	83,777
CAD	20,432,000	JPMC	01/27/21	NZD	22,580,987	(196,129)
CHF	21,724,000	MSIP	01/27/21	GBP	17,997,896	(61,270)
EUR	20,186,000	MSIP	01/27/21	JPY	2,492,744,109	525,377
GBP	23,703,000	JPMC	01/27/21	CHF	28,609,362	81,676
JPY	2,461,473,000	MSIP	01/27/21	EUR	19,932,770	(518,786)
NZD	8,699,717	MSIP	01/27/21	AUD	8,224,000	(81,617)
SGD	62,574	GSI	01/27/21	JPY	4,846,000	403

Net Unrealized Appreciation						$1,194,333

Cash in the amount of $557,000 has been received at the custodian bank and held in a segregated account as collateral for forward foreign currency exchange contracts.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/19/21	2,248	EUR	79,804,000	$1,359,348
FTSE 100 Index Futures	03/19/21	302	GBP	19,388,400	(312,489)
MSCI Emerging Markets Index Mini Futures	03/19/21	331	USD	21,319,710	626,158
NASDAQ 100 Index E-Mini Futures	03/19/21	204	USD	52,572,840	1,976,309
Nikkei 225 Index Futures	03/11/21	227	JPY	6,228,880,000	2,455,669
Russell 2000 Index E-Mini Futures	03/19/21	190	USD	18,760,600	521,773
S&P 500 Index E-Mini Futures	03/19/21	1,583	USD	296,717,520	7,046,056
S&P TSX 60 Index Futures	03/18/21	65	CAD	13,375,700	(130,384)
SPI 200 Index Futures	03/18/21	43	AUD	7,027,275	(36,214)
TOPIX Index Futures	03/11/21	6	JPY	108,270,000	30,199
U.S. Treasury Long Bond Futures	03/22/21	368	USD	63,733,000	(651,033)
U.S. Treasury Note 10 Year Futures	03/22/21	2	USD	276,156	215
U.S. Treasury Note 2 Year Futures	03/31/21	283	USD	62,536,367	57,040
U.S. Treasury Note 5 Year Futures	03/31/21	169	USD	21,321,727	48,578
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	101	USD	15,792,297	(49,885)
U.S. Treasury Ultra Long Bond Futures	03/22/21	3	USD	640,688	(10,318)

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/19/21	(686)	EUR	(24,353,000)	(417,172)
Euro-Bund Futures	03/08/21	(245)	EUR	(43,521,800)	299,029
FTSE 100 Index Futures	03/19/21	(28)	GBP	(1,797,600)	36,385
S&P 500 Index E-Mini Futures	03/19/21	(279)	USD	(52,295,760)	(1,180,089)
TOPIX Index Futures	03/11/21	(53)	JPY	(956,385,000)	(280,984)
U.S. Treasury Note 10 Year Futures	03/22/21	(1,461)	USD	(201,732,141)	(233,399)
U.S. Treasury Note 2 Year Futures	03/31/21	(388)	USD	(85,738,906)	(74,515)

Net Unrealized Appreciation					$11,080,277

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Depreciation(1)
Pay	3M LIBOR	Quarterly	0.840%	Quarterly	01/23/31	USD	466,000,000	$(3,931,875)	$—	$(3,931,875)

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$618,512,624	$—	$618,512,624
Common Stocks
Aerospace & Defense	3,539,062	1,178,804	—	4,717,866
Air Freight & Logistics	2,275,343	762,444	—	3,037,787
Auto Components	1,821,354	836,517	—	2,657,871
Automobiles	5,289,398	5,089,372	—	10,378,770
Banks	13,127,942	12,631,633	—	25,759,575
Beverages	5,381,345	1,914,748	—	7,296,093
Biotechnology	8,537,544	737,638	—	9,275,182
Building Products	1,069,531	2,424,072	—	3,493,603
Capital Markets	10,359,831	4,078,114	—	14,437,945
Chemicals	4,340,062	4,571,158	—	8,911,220
Commercial Services & Supplies	2,395,084	573,253	—	2,968,337
Communications Equipment	2,667,917	992,368	—	3,660,285
Construction & Engineering	—	1,445,544	—	1,445,544
Construction Materials	—	794,166	—	794,166
Consumer Finance	2,573,529	37,162	—	2,610,691
Containers & Packaging	658,450	363,384	—	1,021,834
Distributors	276,767	—	—	276,767
Diversified Consumer Services	258,320	—	—	258,320
Diversified Financial Services	2,478,742	514,626	—	2,993,368
Diversified Telecommunication Services	4,544,514	2,522,545	—	7,067,059
Electric Utilities	4,102,582	2,248,893	—	6,351,475
Electrical Equipment	1,384,485	3,135,098	—	4,519,583
Electronic Equipment, Instruments & Components	1,532,761	2,772,598	—	4,305,359
Energy Equipment & Services	247,727	140,705	—	388,432
Entertainment	6,209,403	1,323,022	—	7,532,425
Equity Real Estate Investment Trusts	5,516,891	1,436,706	—	6,953,597
Food & Staples Retailing	2,798,203	1,034,603	—	3,832,806
Food Products	1,470,826	4,083,838	—	5,554,664
Gas Utilities	116,480	411,737	—	528,217
Health Care Equipment & Supplies	9,583,539	1,752,192	—	11,335,731
Health Care Providers & Services	7,167,862	—	—	7,167,862
Health Care Technology	1,008,420	332,265	—	1,340,685
Hotels, Restaurants & Leisure	3,666,070	1,592,555	—	5,258,625
Household Durables	2,974,598	2,069,969	—	5,044,567
Household Products	7,402,995	1,211,007	—	8,614,002
Independent Power and Renewable Electricity Producers	85,775	50,691	—	136,466
Industrial Conglomerates	4,136,685	1,132,020	—	5,268,705
Insurance	7,580,144	6,655,805	—	14,235,949
Interactive Media & Services	18,045,272	591,492	—	18,636,764
Internet & Direct Marketing Retail	14,143,478	1,132,791	—	15,276,269

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$19,429,476	$917,940	$—	$20,347,416
Leisure Products	298,729	228,439	—	527,168
Life Sciences Tools & Services	3,213,191	450,898	—	3,664,089
Machinery	3,362,833	2,944,079	—	6,306,912
Marine	29,795	432,873	—	462,668
Media	4,397,751	1,056,736	—	5,454,487
Metals & Mining	2,696,409	5,407,476	—	8,103,885
Multi-Utilities	1,257,036	1,367,886	—	2,624,922
Multiline Retail	1,575,825	957,439	—	2,533,264
Oil, Gas & Consumable Fuels	8,201,612	6,007,031	—	14,208,643
Paper & Forest Products	149,174	466,286	—	615,460
Personal Products	562,522	3,693,824	—	4,256,346
Pharmaceuticals	15,532,395	15,029,611	—	30,562,006
Professional Services	810,402	2,426,462	—	3,236,864
Real Estate Management & Development	166,473	2,023,758	—	2,190,231
Road & Rail	4,916,925	392,482	—	5,309,407
Semiconductors & Semiconductor Equipment	18,240,433	3,850,015	—	22,090,448
Software	30,126,895	1,723,285	—	31,850,180
Specialty Retail	5,638,315	1,123,443	—	6,761,758
Technology Hardware, Storage & Peripherals	21,683,672	141,991	—	21,825,663
Textiles, Apparel & Luxury Goods	2,755,086	3,519,090	—	6,274,176
Thrifts & Mortgage Finance	442,614	—	—	442,614
Tobacco	2,377,425	1,702,674	—	4,080,099
Trading Companies & Distributors	1,517,626	3,163,004	—	4,680,630
Transportation Infrastructure	—	53,001	—	53,001
Wireless Telecommunication Services	331,191	2,267,714	—	2,598,905
Total Common Stocks	320,482,736	135,922,972	—	456,405,708
Total U.S. Treasury & Government Agencies*	—	15,905,103	—	15,905,103
Total Mutual Funds*	12,975,930	—	—	12,975,930
Total Preferred Stocks*	—	2,021,358	—	2,021,358
Total Rights*	10,582	—	—	10,582
Total Short-Term Investments*	—	432,283,970	—	432,283,970
Securities Lending Reinvestments
Certificates of Deposit	—	12,501,215	—	12,501,215
Commercial Paper	—	2,999,943	—	2,999,943
Repurchase Agreements	—	94,859,861	—	94,859,861
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	110,361,019	—	118,361,019
Total Investments	$341,469,248	$1,315,007,046	$—	$1,656,476,294

Collateral for Securities Loaned (Liability)	$—	$(118,358,303)	$—	$(118,358,303)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,944,998	$—	$6,944,998
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,750,665)	—	(5,750,665)
Total Forward Contracts	$—	$1,194,333	$—	$1,194,333
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,456,759	$—	$—	$14,456,759
Futures Contracts (Unrealized Depreciation)	(3,376,482)	—	—	(3,376,482)
Total Futures Contracts	$11,080,277	$—	$—	$11,080,277
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(3,931,875)	$—	$(3,931,875)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,482,292,420
Repurchase Agreement at value which equals cost	174,183,874
Cash denominated in foreign currencies (c)	995,757
Cash collateral (d)	62,392,755
Unrealized appreciation on forward foreign currency exchange contracts	6,944,998
Receivable for:
Fund shares sold	11,574
Dividends and interest	5,761,604
Variation margin on futures contracts	816,071
Variation margin on centrally cleared swap contracts	606,492
Prepaid expenses	5,035

Total Assets	1,734,010,580
Liabilities
Due to custodian	569,310
Unrealized depreciation on forward foreign currency exchange contracts	5,750,665
Collateral for securities loaned	118,358,303
Payables for:
Fund shares redeemed	891,331
Accrued Expenses:
Management fees	839,928
Distribution and service fees	337,719
Deferred trustees’ fees	237,693
Other expenses	304,955

Total Liabilities	127,289,904

Net Assets	$1,606,720,676

Net Assets Consist of:
Paid in surplus	$1,504,431,709
Distributable earnings (Accumulated losses)	102,288,967

Net Assets	$1,606,720,676

Net Assets
Class B	$1,606,720,676
Capital Shares Outstanding*
Class B	129,290,294
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,378,730,077.
(b)	Includes securities loaned at value of $120,238,009.
(c)	Identified cost of cash denominated in foreign currencies was $977,973.
(d)	Includes collateral of $38,601,720 for futures contracts, $23,711,035 for centrally cleared swap contracts and $80,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$8,384,750
Interest	19,633,246
Securities lending income	378,355

Total investment income	28,396,351
Expenses
Management fees	10,215,049
Administration fees	116,246
Custodian and accounting fees	467,851
Distribution and service fees—Class B	4,039,612
Audit and tax services	93,510
Legal	54,466
Trustees’ fees and expenses	54,229
Shareholder reporting	56,335
Insurance	12,341
Miscellaneous	36,235

Total expenses	15,145,874
Less management fee waiver	(175,581)

Net expenses	14,970,293

Net Investment Income	13,426,058

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(23,501,882)
Futures contracts	(26,230,611)
Swap contracts	49,025,972
Foreign currency transactions	(430,659)
Forward foreign currency transactions	(9,384,585)

Net realized loss	(10,521,765)

Net change in unrealized appreciation (depreciation) on:
Investments	16,151,552
Futures contracts	6,073,968
Swap contracts	2,958,060
Foreign currency transactions	89,138
Forward foreign currency transactions	(1,793,504)

Net change in unrealized appreciation	23,479,214

Net realized and unrealized gain	12,957,449

Net Increase in Net Assets From Operations	$26,383,507

(a)	Net of foreign withholding taxes of $298,072.
(b)	Net of foreign capital gains tax of $154.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,426,058	$32,750,514
Net realized gain (loss)	(10,521,765)	127,200,478
Net change in unrealized appreciation	23,479,214	183,547,748

Increase in net assets from operations	26,383,507	343,498,740

From Distributions to Shareholders
Class B	(113,799,581)	(26,061,496)

Total distributions	(113,799,581)	(26,061,496)

Decrease in net assets from capital share transactions	(90,885,218)	(226,213,196)

Total increase (decrease) in net assets	(178,301,292)	91,224,048

Net Assets
Beginning of period	1,785,021,968	1,693,797,920

End of period	$1,606,720,676	$1,785,021,968

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	865,518	$10,410,179	401,863	$4,886,223
Reinvestments	9,964,937	113,799,581	2,157,409	26,061,496
Redemptions	(17,634,570)	(215,094,978)	(21,057,148)	(257,160,915)

Net decrease	(6,804,115)	$(90,885,218)	(18,497,876)	$(226,213,196)

Decrease derived from capital shares transactions		$(90,885,218)		$(226,213,196)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.12	$10.96	$12.88	$11.58	$11.27

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.23	0.22	0.14	0.13 (b)
Net realized and unrealized gain (loss)	0.10	2.11	(1.37)	1.50	0.50

Total income (loss) from investment operations	0.20	2.34	(1.15)	1.64	0.63

Less Distributions
Distributions from net investment income	(0.22)	(0.18)	(0.18)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.67)	0.00	(0.59)	(0.24)	(0.16)

Total distributions	(0.89)	(0.18)	(0.77)	(0.34)	(0.32)

Net Asset Value, End of Period	$12.43	$13.12	$10.96	$12.88	$11.58

Total Return (%) (c)	2.11	21.49	(9.42)	14.29	5.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.92	0.93	0.95	0.96
Net ratio of expenses to average net assets (%) (d)(e)	0.93	0.91	0.91	0.95	0.96
Ratio of net investment income to average net assets (%)	0.83	1.85	1.86	1.15	1.17 (b)
Portfolio turnover rate (%)	138	90	77	108	106
Net assets, end of period (in millions)	$1,606.7	$1,785.0	$1,693.8	$1,232.0	$1,151.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2018 and less than 0.01% for the year ended December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2020, the Portfolio held $10,690 in the Subsidiary, representing less than 0.05% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Consolidated Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2020, the Portfolio had a payment of $569,310 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2020. The Portfolio’s average overdraft advances during the year ended December 31, 2020 were not significant.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $174,183,874, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $94,859,861, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(19,359,734)	$—	$—	$—	$(19,359,734)
Corporate Bonds & Notes	(93,714,619)	—	—	—	(93,714,619)
Mutual Funds	(5,276,911)	—	—	—	(5,276,911)
Rights	(7,039)	—	—	—	(7,039)
Total Borrowings	$(118,358,303)	$—	$—	$—	$(118,358,303)
Gross amount of recognized liabilities for securities lending transactions					$(118,358,303)

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective.

During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$3,931,875
	Unrealized appreciation on futures contracts (a) (c)	$404,862	Unrealized depreciation on futures contracts (a) (c)	1,019,150
Equity	Unrealized appreciation on futures contracts (a) (c)	14,051,897	Unrealized depreciation on futures contracts (a) (c)	2,357,332
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,944,998	Unrealized depreciation on forward foreign currency exchange contracts	5,750,665

Total		$21,401,757		$13,059,022

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$441,218	$(273,763)	$—	$167,455
JPMorgan Chase Bank N.A.	1,375,719	(1,203,618)	—	172,101
Morgan Stanley & Co. International plc	1,967,308	(1,967,308)	—	—
UBS AG	3,160,753	(2,099,340)	(340,000)	721,413

	$6,944,998	$(5,544,029)	$(340,000)	$1,060,969

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$273,763	$(273,763)	$—	$—
JPMorgan Chase Bank N.A.	1,203,618	(1,203,618)	—	—
Morgan Stanley & Co. International plc	2,173,944	(1,967,308)	—	206,636
UBS AG	2,099,340	(2,099,340)	—	—

	$5,750,665	$(5,544,029)	$—	$206,636

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(9,384,585)	$(9,384,585)
Futures contracts	(921,570)	—	(25,309,041)	—	(26,230,611)
Swap contracts	48,560,445	465,527	—	—	49,025,972

	$47,638,875	$465,527	$(25,309,041)	$(9,384,585)	$13,410,776

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,793,504)	$(1,793,504)
Futures contracts	508,916	—	5,565,052	—	6,073,968
Swap contracts	2,958,060	—	—	—	2,958,060

	$3,466,976	$—	$5,565,052	$(1,793,504)	$7,238,524

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$668,276,036
Futures contracts long	637,762,146
Futures contracts short	(828,523,789)
Swap contracts	508,770,495

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR

BHFTI-39

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$68,058,994	$1,321,400,110	$58,346,565	$1,531,131,800

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$10,215,049	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waiver in the Consolidated Statement of Operations.

BHFTI-40

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,559,720,173

Gross unrealized appreciation	114,028,436
Gross unrealized depreciation	(19,214,839)

Net unrealized appreciation (depreciation)	$94,813,597

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$72,017,285	$26,061,496	$41,782,296	$—	$113,799,581	$26,061,496

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$7,682,888	$—	$94,843,772	$—	$102,526,660

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Schroders Global Multi-Asset Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Schroders Global Multi-Asset Portfolio and subsidiary as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-43

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-44

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-45

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-46

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-47

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020, and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-48

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned 14.86% and 14.64%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index1, returned 18.31%.

MARKET ENVIRONMENT / CONDITIONS

2020 was dominated by the coronavirus (“COVID-19”) pandemic and will surely be one that will go down in history. Global equity markets dramatically declined during the first quarter of 2020 driven by the worldwide spread of the COVID-19 virus. The escalation of the health crisis from an epidemic to a global pandemic wreaked economic havoc and caused global shutdowns and lockdowns. Equity markets quickly reacted to the expected fall in earnings and declined precipitously in the latter half of February and into March. In response, governments worldwide sought economic relief by enacting fiscal and monetary policies on an unprecedented scale. Even though GDP (the value of all goods and services produced in an economy in a year) collapsed at a rate not seen since the 1930s, the support for the economies allowed Emerging Market equities to quickly bounce from their March lows and to rise over the year.

Market sentiment deteriorated further in March by the collapse of the OPEC+ (Organization of Petroleum Exporting Countries and non-OPEC partner countries) agreement which saw both Saudi Arabia and Russia pledge to flood the market with oil to maintain market share. The announcement by both countries ignited a price war amid collapsing global oil demand which resulted in a sharp fall in oil prices in March, and at one point the price of oil went negative for a few hours in April.

Despite the collapse in economies, unemployment and earnings of companies, the markets regained their footing in the second and third quarters of 2020, preferring to look through the anomalous distortions caused by the COVID-19 pandemic and instead focus on a return to a more normal environment, even though the timing was uncertain. A change in the U.S. Federal Reserve (the “Fed”) policy highlighted in August, caused the start of the rise in developed market bond yields as investors started to anticipate even more stimulus for extended periods in an effort to finally return U.S. inflation to the 2% target. As yields rose, stocks that exhibited a value style began to outperform stocks that exhibited a growth style, a reversal from the first half of 2020 where growth had been the dominate investment style. However, the investment style change proved temporary as we moved into the fourth quarter and the November U.S. election came into view. As predicted by polls, the Democrats won the Presidential election, confirmed after many recounts in key states. News of the results of the final trials of a vaccine for COVID-19 surprised to the upside with efficacy far higher than expected and ensuring fast-track approval. With the beginning of the end of the virus apparently in sight and the election risk behind us, global markets rallied to finish the year strong. Despite one of the most volatile years in memory, Emerging Markets, as measured by the MSCI Emerging Markets Index, ended the year higher by gaining 18.3% over the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The SSGA Emerging Markets Enhanced Index Portfolio underperformed its benchmark during the period.

The stock selection model was a key detractor over the period as the model and Portfolio’s positioning in lower risk and value-oriented stocks underperformed. In the first quarter, the model and Portfolio’s overweighting to the deepest value (most attractively priced) stocks was hurt by expectations of lower interest rates, economic decline and as a result of continued fall in bond yields drove investors to seek more growth-oriented stocks. Strong stock selection in Mexico where overweights in Walmart de Mexico and wireless provider America Movil benefitted due to the lockdown. Poor stock selection in China, our weakest performing country, was in the Healthcare and Industrials sectors where our overweight in Transportation stocks hurt in the current environment.

Many of the same value and risk factors proved to be a headwind for the model and Portfolio in the second quarter. Across markets globally, investors bid up the stocks with the highest growth profiles and elevated valuations, which contributed to the underperformance of our value theme. Many companies in the Information Technology and Healthcare sectors continued to post relative strength in a declining COVID-19 world. Continued monetary stimulus kept global rates low and increased the attractiveness of growth stocks that tend to have low dividends. During the quarter, positive stock selection in Malaysia where an overweight position to disposable medical glove manufacturer Supermax Corp. added value as the share price surged as nearly all possible supply in 2020 had been purchased. Conversely, underweights in Chinese holdings Pinduoduo (mobile online marketplace), Meituan Dianping (online health foods), Alibaba Health Information Tech (online medical supplier), and Nio (Electric Vehicles) detracted and are characteristic of the expensive growth stocks bought by investors in the current environment. By sector, performance was strongest in Energy and Utilities, and weakest in Financials and Consumer Discretionary.

Following two difficult quarters, model results started to see a rotation in themes that drove emerging markets during the third quarter. Our value theme ended positive in September, the first time in 2020 it has shown any efficacy as more cyclical stocks fell less than the more expensive China technology stocks. However, value was still negative for the quarter. Sentiment continued its positive performance, but at a lower level than prior months and was still the best performing factor in the quarter. Quality was marginally positive in September and rotated from underperforming in the prior two months. In September, high risk underperformed low risk by more than it had all year. This was most evident in China technology and biotech, although high risk stocks have been rewarded in the quarter. Strong stock selection occurred in Malaysia and Korea. In Malaysia, our overweight in the disposable medical glove manufacturer, Supermax Corp., largely contributed to performance. An overweight to LG Electronics in Korea contributed positively as the company

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

guided estimates higher for second half of 2020. An underweight to biotech Celltrion, which announced plans to merge with its sister companies, also helped performance within Korea. By sector, performance was strongest in Health Care and weakest in Financials, Consumer Discretionary, and Energy.

During the fourth quarter, the model and Portfolio’s performance was negatively impacted by a strong gyration in styles. October and December were sentiment driven while November was value driven. In this environment, only one of our three core themes responded positively, and it was hard to add value given weakness in the overall model. Like November, Health Care was our weakest sector in December mostly due to underweight in biotechnology. Additionally, many of the rubber glove manufacturers where we have added value this year have started to lose some of their shine as COVID-19 vaccines come to market, e.g. Supermax Corp. and Kossan Rubber. Materials was the second weakest sector, again being driven by Chinese companies in particular in the construction materials industry, e.g. China Resources Cem., and China National Building Material. Consumer Discretionary was the best sector with good stock selection in the traditional autos industry, and an underweight to expensive electric-vehicle auto companies that fell after months of strong performance. The Portfolio’s positioning in China was responsible for much of December’s underperformance, mostly in Health Care and Materials, although the Consumer Staples and Industrials sectors were also weak. Over the quarter, the Portfolio lost the most value in China, again primarily in the Health Care and Materials sectors. Russia was our strongest country, mostly due to the Materials sector.

At the end of December, the Portfolio was overweight Korea, Taiwan, and India and underweight China and South Africa. By sector, we were most overweight Information Technology and Consumer Discretionary and underweight Industrials and Utilities.

Robert Luiso

Simon Roe

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	14.86	11.06
Class B	14.64	10.87
MSCI Emerging Markets Index	18.31	14.21

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
iShares MSCI India ETF	7.9
Taiwan Semiconductor Manufacturing Co., Ltd.	5.7
Alibaba Group Holding, Ltd. (ADR)	5.5
Tencent Holdings, Ltd.	5.4
Samsung Electronics Co., Ltd.	4.7
Meituan - Class B	1.8
Naspers, Ltd. - N Shares	1.1
Ping An Insurance Group Co. of China, Ltd. - Class H	1.1
JD.com, Inc. (ADR)	1.0
Baidu, Inc. (ADR)	0.9

Top Countries

% of Net Assets
China	36.9
South Korea	13.6
Taiwan	12.7
India	9.2
Brazil	5.4
South Africa	3.2
Russia	2.9
Saudi Arabia	2.2
Thailand	1.9
Mexico	1.8

BHFTI-3

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A	Actual	0.68%	$1,000.00	$1,291.80	$3.92
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class B	Actual	0.93%	$1,000.00	$1,291.30	$5.36
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—88.1% of Net Assets

Security Description	Shares	Value

Argentina—0.1%
Globant S.A. (a)	300	$65,283
Ternium S.A. (ADR) (a)	9,100	264,628

		329,911

Brazil—4.5%
Ambev S.A. (ADR) (b)	196,800	602,208
B3 S.A. - Brasil Bolsa Balcao	131,000	1,571,337
Banco Bradesco S.A.	93,700	442,835
Banco Bradesco S.A. (ADR) (b)	230,159	1,210,636
Banco BTG Pactual S.A.	6,300	114,649
Banco Santander Brasil S.A. (b)	105,800	914,112
BB Seguridade Participacoes S.A.	161,300	923,708
BRF S.A. (a)	39,300	164,195
Cia de Saneamento de Minas Gerais-COPASA	62,400	197,924
Cia de Saneamento do Parana	91,300	458,527
Cosan S.A.	55,100	807,315
Cosan, Ltd. - Class A	38,600	711,398
CPFL Energia S.A.	129,200	812,004
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	26,300	150,260
Energisa S.A.	5,300	53,654
Fleury S.A.	14,300	74,643
Instituto Hermes Pardini S.A.	40,300	176,350
Itau Unibanco Holding S.A. (ADR)	112,600	685,734
JBS S.A.	139,100	635,188
Jereissati Participacoes S.A.	7,900	40,180
Localiza Rent a Car S.A.	20,000	265,996
Lojas Renner S.A.	23,800	200,680
Magazine Luiza S.A.	25,900	124,555
Notre Dame Intermedica Participacoes S.A.	74,600	1,131,967
Petrobras Distribuidora S.A.	41,400	177,143
Petroleo Brasileiro S.A.	79,400	444,852
Petroleo Brasileiro S.A. (ADR)	53,400	599,682
Sao Martinho S.A.	123,400	652,863
Sul America S.A.	35,250	301,557
Telefonica Brasil S.A.	34,400	309,711
TIM S.A.	32,000	90,589
TIM S.A. (ADR)	7,600	105,792
Vale S.A.	44,200	738,391
Vale S.A. (ADR)	88,600	1,484,936

		17,375,571

Canada—0.0%
ATLAS Corp.	14,400	156,096

Chile—0.2%
Banco de Chile	2	0
Cencosud S.A.	32,961	58,815
Cia Cervecerias Unidas S.A.	35,346	258,681
Colbun S.A.	841,893	149,718
Enel Americas S.A. (ADR) (b)	38,087	313,075

		780,289

China—36.9%
3SBio, Inc. (144A) (a)	666,500	608,022
AAC Technologies Holdings, Inc.	52,500	295,428

China—(Continued)
Agile Group Holdings, Ltd.	438,000	584,368
Alibaba Group Holding, Ltd. (ADR) (a)	92,800	21,597,344
Alibaba Health Information Technology, Ltd. (a)	34,000	100,890
Anhui Conch Cement Co., Ltd. - Class A	5,100	40,331
Anhui Conch Cement Co., Ltd. - Class H	136,500	855,137
Anhui Expressway Co., Ltd. - Class H	78,000	46,646
ANTA Sports Products, Ltd.	88,000	1,396,416
Autohome, Inc. (ADR)	3,300	328,746
Baidu, Inc. (ADR) (a)	17,200	3,719,328
Bank of Chengdu Co., Ltd. - Class A	135,100	220,983
Bank of China, Ltd. - Class H	1,764,000	603,298
Bank of Hangzhou Co., Ltd. - Class A	94,200	214,965
Bank of Jiangsu Co., Ltd. - Class A (c)	273,080	228,029
Bank of Nanjing Co., Ltd. - Class A	187,900	232,580
Baoshan Iron & Steel Co., Ltd. - Class A	231,300	210,591
BGI Genomics Co., Ltd. - Class A	10,500	206,829
BOC Aviation, Ltd. (144A)	53,200	460,117
Brilliance China Automotive Holdings, Ltd.	886,000	808,399
BYD Co., Ltd. - Class A	3,100	92,611
BYD Co., Ltd. - Class H	22,000	580,347
BYD Electronic International Co., Ltd.	138,500	724,860
China Construction Bank Corp. - Class A	260,600	250,284
China Construction Bank Corp. - Class H	4,866,000	3,703,017
China Everbright, Ltd.	12,241	16,428
China Galaxy Securities Co., Ltd. - Class H	524,000	328,725
China Hongqiao Group, Ltd.	864,000	791,394
China Lesso Group Holdings, Ltd.	436,000	684,491
China Life Insurance Co., Ltd. - Class H	265,000	586,215
China Longyuan Power Group Corp., Ltd. - Class H	729,000	729,315
China Maple Leaf Educational Systems, Ltd.	300,000	78,935
China Medical System Holdings, Ltd.	343,000	384,399
China Merchants Bank Co., Ltd. - Class A	84,300	566,713
China Merchants Bank Co., Ltd. - Class H	311,500	1,978,279
China Mobile, Ltd.	297,500	1,700,100
China National Accord Medicines Corp., Ltd. - Class A	20,900	146,809
China National Building Material Co., Ltd. - Class H	592,000	714,002
China National Medicines Corp., Ltd. - Class A	30,700	232,065
China New Higher Education Group, Ltd. (144A)	377,000	234,891
China Overseas Land & Investment, Ltd.	268,000	582,996
China Pacific Insurance Group Co., Ltd. - Class H	96,200	377,843
China Petroleum & Chemical Corp. - Class H	970,000	431,131
China Resources Beer Holdings Co., Ltd.	36,000	331,784
China Resources Cement Holdings, Ltd.	634,000	708,605
China Resources Power Holdings Co., Ltd.	398,000	429,945
China Shenhua Energy Co., Ltd. - Class A	126,911	350,018
China Shenhua Energy Co., Ltd. - Class H	413,000	778,212
China South Publishing & Media Group Co., Ltd. - Class A	23,900	34,871
China Telecom Corp., Ltd. - Class H	564,000	155,778
China Traditional Chinese Medicine Holdings Co., Ltd.	218,000	108,121
China Vanke Co., Ltd. - Class H	102,100	353,031
China Yangtze Power Co., Ltd. - Class A	89,500	262,466
China Yongda Automobiles Services Holdings, Ltd.	173,000	286,286
China Yuhua Education Corp., Ltd. (144A)	354,000	308,824
Citic Pacific, Ltd.	405,000	287,500
CITIC Telecom International Holdings, Ltd.	457,000	143,874
CNOOC, Ltd.	858,000	788,686

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Cosco Shipping Holdings Co., Ltd. - Class A (a)	64,400	$120,314
Cosco Shipping Holdings Co., Ltd. - Class H (a)	362,000	434,579
CSPC Pharmaceutical Group, Ltd.	610,240	624,029
Da An Gene Co., Ltd. of Sun Yat-Sen University - Class A	16,800	88,300
Dali Foods Group Co., Ltd. (144A)	472,000	269,791
Daqin Railway Co., Ltd. - Class A	309,900	306,157
ENN Energy Holdings, Ltd.	31,500	462,356
Far East Horizon, Ltd.	635,000	655,460
Fosun International, Ltd.	331,000	520,282
G-bits Network Technology Xiamen Co., Ltd. - Class A	2,144	139,683
Geely Automobile Holdings, Ltd.	334,000	1,143,731
GF Securities Co., Ltd. - Class H	369,800	523,146
Great Wall Motor Co., Ltd. - Class H	454,000	1,563,319
GSX Techedu, Inc. (ADR) (a) (b)	1,700	87,907
Guanghui Energy Co., Ltd. - Class A (a)	138,100	59,776
Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	4,900	96,257
Haidilao International Holding, Ltd. (144A)	14,000	107,881
Haier Smart Home Co., Ltd. - Class A	79,100	354,092
Haitian International Holdings, Ltd.	129,000	446,842
Hangzhou Tigermed Consulting Co., Ltd. - Class A	17,453	432,531
Hebei Construction Group Corp., Ltd. - Class H	319,500	174,310
Hengan International Group Co., Ltd.	137,500	973,465
Hengli Petrochemical Co., Ltd. - Class A	108,600	465,739
Huadian Power International Corp., Ltd. - Class A	709,600	368,971
Huadong Medicine Co., Ltd. - Class A	85,200	346,878
Hualan Biological Engineering, Inc. - Class A	11,591	75,137
Huaxin Cement Co., Ltd. - Class A	56,300	177,907
Huaxin Cement Co., Ltd. - Class B	109,900	238,313
Huayu Automotive Systems Co., Ltd. - Class A	73,568	324,860
Hubei Jumpcan Pharmaceutical Co., Ltd. - Class A	65,804	203,893
Hunan Valin Steel Co., Ltd. - Class A	886,480	648,096
Industrial & Commercial Bank of China, Ltd. - Class A	216,000	164,979
Industrial & Commercial Bank of China, Ltd. - Class H	3,773,000	2,454,869
Industrial Bank Co., Ltd. - Class A	174,300	556,453
Inner Mongolia Eerduosi Resources Co., Ltd. - Class A	30,700	49,086
Jafron Biomedical Co., Ltd. - Class A	5,200	54,017
JD.com, Inc. (ADR) (a)	44,200	3,885,180
Jiangsu Expressway Co., Ltd. - Class H	344,000	385,173
Jiangsu Yangnong Chemical Co., Ltd. - Class A	9,600	193,861
Jiayuan International Group, Ltd.	168,000	66,535
Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	75,599	161,178
Jointown Pharmaceutical Group Co., Ltd. - Class A (a)	115,100	320,084
JOYY, Inc. (b)	7,200	575,856
Kingboard Holdings, Ltd.	52,500	221,433
Kweichow Moutai Co., Ltd. - Class A	2,800	855,649
Lee & Man Paper Manufacturing, Ltd.	227,000	185,994
Lenovo Group, Ltd.	1,212,000	1,146,875
Li Ning Co., Ltd.	14,000	96,446
Livzon Pharmaceutical Group, Inc. - Class H	54,800	212,871
Logan Group Co., Ltd.	385,000	630,950
Longfor Group Holdings, Ltd. (144A)	201,000	1,180,477
Lonking Holdings, Ltd.	799,000	248,092
Luye Pharma Group, Ltd. (144A) (b)	1,071,000	499,974
Luzhou Laojiao Co., Ltd. - Class A	15,500	537,129
Mango Excellent Media Co., Ltd. - Class A	6,788	75,368
Meituan - Class B (a)	184,100	7,041,151
Momo, Inc. (ADR)	9,100	127,036

China—(Continued)
Nanjing Iron & Steel Co., Ltd. - Class A	348,900	166,633
NetEase, Inc. (ADR)	24,900	2,384,673
New Oriental Education & Technology Group, Inc. (ADR) (a)	3,200	594,592
NIO, Inc. (ADR) (a)	52,800	2,573,472
Offcn Education Technology Co., Ltd. - Class A	20,497	110,280
PICC Property & Casualty Co., Ltd. - Class H	256,000	193,966
Pinduoduo, Inc. (ADR) (a)	15,100	2,682,817
Ping An Bank Co., Ltd. - Class A	95,959	284,345
Ping An Healthcare and Technology Co., Ltd. (144A) (a)	9,200	111,634
Ping An Insurance Group Co. of China, Ltd. - Class A	18,700	248,815
Ping An Insurance Group Co. of China, Ltd. - Class H	338,000	4,151,666
Powerlong Real Estate Holdings, Ltd.	189,000	130,680
Proya Cosmetics Co., Ltd. - Class A	10,328	281,603
SAIC Motor Corp., Ltd. - Class A	109,100	408,058
SDIC Power Holdings Co., Ltd. - Class A	512,300	677,229
Shaanxi Coal Industry Co., Ltd. - Class A	549,900	787,718
Shandong Buchang Pharmaceuticals Co., Ltd. - Class A	137,492	485,917
Shandong Hualu Hengsheng Chemical Co., Ltd. - Class A	43,600	248,925
Shandong Sinocera Functional Material Co., Ltd. - Class A	6,600	45,624
Shandong Sun Paper Industry JSC, Ltd. - Class A	195,300	431,822
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	28,000	63,445
Shanghai Fosun Pharmaceutical Group Co., Ltd. - Class H	11,000	52,772
Shanghai Industrial Holdings, Ltd.	54,000	73,863
Shanghai Pudong Development Bank Co., Ltd. - Class A	61,100	90,560
Shanghai Yuyuan Tourist Mart Group Co., Ltd. - Class A	95,800	130,256
Shanxi Coking Coal Energy Group Co., Ltd. - Class A	660,760	571,006
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	2,300	132,216
Shenzhen Energy Group Co., Ltd. - Class A	10,672	9,954
Shenzhen International Holdings, Ltd.	208,500	336,566
Shenzhen Kangtai Biological Products Co., Ltd. - Class A	430	11,522
Shenzhou International Group Holdings, Ltd.	4,400	86,300
Shimao Group Holdings, Ltd.	24,000	76,730
Sinopharm Group Co., Ltd. - Class H	98,000	238,884
Sinotrans, Ltd. - Class A	593,700	401,478
Sinotrans, Ltd. - Class H	1,526,000	556,504
Sinotruk Hong Kong, Ltd.	298,000	763,184
SITC International Holdings Co., Ltd.	310,000	671,145
Sun Art Retail Group, Ltd.	406,500	414,075
Sunny Optical Technology Group Co., Ltd.	12,800	281,665
TAL Education Group (ADR) (a)	7,500	536,325
TCL Technology Group Corp. - Class A	172,800	187,677
Tencent Holdings, Ltd.	289,800	21,174,882
Tian Ge Interactive Holdings, Ltd. (144A) (a)	66,231	7,776
Tianli Education International Holdings, Ltd. (a)	284,000	299,078
Tianneng Power International, Ltd. (b)	166,000	401,755
Tingyi Cayman Islands Holding Corp.	7,876	13,475
Tongkun Group Co., Ltd. - Class A	85,760	270,450
Trip.com Group, Ltd. (ADR) (a)	2,200	74,206
Uni-President China Holdings, Ltd.	277,000	281,951
Vipshop Holdings, Ltd. (ADR) (a)	18,400	517,224
Virscend Education Co., Ltd. (144A)	216,000	64,823
Wangfujing Group Co., Ltd. - Class A	10,000	49,834
Want Want China Holdings, Ltd.	1,203,000	870,636
Weichai Power Co., Ltd. - Class A	112,000	271,227
Weichai Power Co., Ltd. - Class H	368,000	740,261
Weifu High-Technology Group Co., Ltd. - Class A	64,100	227,690

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. - Class A	59,000	$282,343
Wuliangye Yibin Co., Ltd. - Class A	14,800	662,134
Wuxi Biologics Cayman, Inc. (144A) (a)	100,000	1,332,006
Xiaomi Corp. - Class B (144A) (a)	497,200	2,144,260
Xinxing Ductile Iron Pipes Co., Ltd. - Class A	459,400	258,549
Xinyi Solar Holdings, Ltd.	134,000	349,686
Yadea Group Holdings, Ltd. (144A)	82,000	169,537
YuanShengTai Dairy Farm, Ltd. (a)	953,000	92,198
Yuexiu Property Co., Ltd.	748,000	150,825
Yum China Holdings, Inc.	24,400	1,392,996
Zai Lab, Ltd. (ADR) (a)	2,700	365,418
Zhejiang Century Huatong Group Co., Ltd. - Class A (a)	52,080	56,744
Zhejiang Jiahua Energy Chemical Industry Co., Ltd. - Class A	268,600	380,191
Zhejiang Semir Garment Co., Ltd. - Class A	45,339	69,594
Zhengzhou Yutong Bus Co., Ltd. - Class A	52,600	136,341
Zhongsheng Group Holdings, Ltd.	137,500	980,313

		145,138,015

Colombia—0.1%
Ecopetrol S.A.	288,427	187,073
Interconexion Electrica S.A. ESP	16,002	120,694

		307,767

Czech Republic—0.1%
Komercni Banka A/S (a)	1,624	49,292
Moneta Money Bank (144A) (a) (b)	110,622	350,201
O2 Czech Republic A.S.	4,961	57,846
Philip Morris CR A/S	106	73,832

		531,171

Egypt—0.1%
Eastern Co. S.A.E.	103,095	85,850
Egyptian Financial Group-Hermes Holding Co. (a)	78,969	72,293
ElSewedy Electric Co.	369,183	227,919
Medinet Nasr Housing	418,572	100,850

		486,912

Greece—0.3%
Hellenic Telecommunications Organization S.A.	50,776	818,868
Mytilineos S.A.	9,728	141,759
OPAP S.A.	20,195	270,434

		1,231,061

Hong Kong—1.0%
Bosideng International Holdings, Ltd.	1,796,000	916,264
China High Speed Transmission Equipment Group Co., Ltd.	420,000	411,867
Huabao International Holdings, Ltd. (b)	170,000	234,882
Kingboard Laminates Holdings, Ltd.	551,500	901,801
Nine Dragons Paper Holdings, Ltd.	571,000	812,726
United Laboratories International Holdings, Ltd. (The)	184,000	130,775
Vinda International Holdings, Ltd.	105,000	287,092
WH Group, Ltd. (144A)	511,500	428,897

		4,124,304

Hungary—0.3%
Magyar Telekom Telecommunications plc	42,755	54,729
OTP Bank (a)	4,023	181,023
Richter Gedeon Nyrt	34,203	858,356

		1,094,108

India—1.3%
Dr Reddy’s Laboratories, Ltd. (ADR)	9,200	655,868
Infosys, Ltd. (ADR)	205,300	3,479,835
Vedanta, Ltd. (ADR) (b)	24,500	215,110
Wipro, Ltd. (ADR) (b)	104,900	592,685

		4,943,498

Indonesia—1.3%
Adaro Energy Tbk PT	359,062	36,561
Astra International Tbk PT	802,000	344,460
Bank Central Asia Tbk PT	428,100	1,031,481
Bank Mandiri Persero Tbk PT	2,461,000	1,110,576
Bank Negara Indonesia Persero Tbk PT	589,300	259,674
Bank Rakyat Indonesia Persero Tbk PT	4,634,800	1,375,767
Gudang Garam Tbk PT (a)	78,800	230,009
Indofood Sukses Makmur Tbk PT	491,800	239,785
Telkom Indonesia Persero Tbk PT (ADR) (b)	25,000	588,000

		5,216,313

Malaysia—1.3%
AMMB Holdings Bhd	207,700	188,548
Axiata Group Bhd	151,900	141,457
Fraser & Neave Holdings Bhd	753	6,016
Hartalega Holdings Bhd	70,900	214,365
Hong Leong Financial Group Bhd	20,100	90,417
Kossan Rubber Industries	364,200	408,439
Mah Sing Group Bhd	450,200	97,653
Petronas Gas Bhd	48,300	206,307
Public Bank Bhd	19,700	100,974
RHB Bank Bhd	585,600	795,211
Sime Darby Bhd	1,019,100	585,481
Supermax Corp. Bhd (a)	219,483	328,881
Telekom Malaysia Bhd	626,900	844,556
Top Glove Corp. Bhd	613,300	936,301
Westports Holdings Bhd	44,200	47,277
YTL Power International Bhd (a)	320,875	59,396

		5,051,279

Mexico—1.8%
Alfa S.A.B. de C.V. - Class A - Class A	261,300	188,036
America Movil S.A.B. de C.V. - Series L	2,226,673	1,621,372
Arca Continental S.A.B. de C.V.	21,100	100,901
Bolsa Mexicana de Valores S.A.B. de C.V.	41,700	99,391
Fibra Uno Administracion S.A. de C.V.	346,000	391,390
GMexico Transportes S.A.B. de C.V. (144A)	42,500	63,666
Gruma S.A.B. de C.V. - Class B	67,855	808,722
Grupo Comercial Chedraui S.A. de C.V.	70,400	101,534
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	245,700	1,353,853
Grupo Mexico S.A.B. de C.V. - Series B	220,400	934,675
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	365,100	623,254

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
Macquarie Mexico Real Estate Management S.A. de C.V. (144A)	61,600	$86,985
Orbia Advance Corp. S.A.B. de C.V.	331,800	780,167

		7,153,946

Peru—0.0%
Credicorp, Ltd.	900	147,618

Philippines—0.5%
Aboitiz Power Corp.	63,321	35,048
Filinvest Land, Inc.	2,072,000	48,329
First Gen Corp.	70,600	41,396
Globe Telecom, Inc.	7,705	325,819
International Container Terminal Services, Inc.	119,770	308,097
LT Group, Inc.	243,200	66,712
Manila Electric Co.	38,630	234,960
Nickel Asia Corp.	1,229,400	143,549
PLDT, Inc.	31,380	878,618
Semirara Mining & Power Corp.	284,500	81,692

		2,164,220

Poland—0.6%
Asseco Poland S.A.	8,950	162,860
Cyfrowy Polsat S.A.	52,800	429,990
Dino Polska S.A. (144A) (a)	2,604	201,639
Polskie Gornictwo Naftowe i Gazownictwo S.A.	608,685	902,494
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	78,119	602,169

		2,299,152

Qatar—0.6%
Masraf Al Rayan QSC	705,011	878,269
Ooredoo QPSC	150,091	309,991
Qatar Electricity & Water Co. QSC	39,194	192,375
Qatar Gas Transport Co., Ltd.	222,590	194,474
Qatar International Islamic Bank QSC	23,669	58,854
Qatar Islamic Bank SAQ	86,509	406,881
Qatar National Bank QPSC	66,166	324,062

		2,364,906

Russia—2.9%
Evraz plc	119,399	770,499
Gazprom PJSC (ADR)	147,364	819,218
Gazprom PJSC (ADR)	9,700	54,320
Globaltrans Investment plc (GDR)	10,722	63,987
Lukoil PJSC (ADR)	25,619	1,746,830
Magnit PJSC (GDR)	25,164	443,268
MMC Norilsk Nickel PJSC (ADR)	42,070	1,313,902
Mobile TeleSystems PJSC (ADR)	114,600	1,025,670
Novolipetskiy Metallurgicheskiy Kombinat PAO (GDR)	14,597	405,160
Polymetal International plc	3,565	82,330
Sberbank of Russia PJSC (ADR)	171,595	2,473,695
Sberbank of Russia PJSC (ADR)	41,346	599,517
Severstal PAO (GDR)	21,776	381,184
Tatneft PJSC (ADR)	6,122	249,712

Russia—(Continued)
X5 Retail Group NV (GDR)	25,448	916,595

		11,345,887

Saudi Arabia—2.2%
Abdullah Al Othaim Markets Co.	14,251	467,167
Advanced Petrochemical Co.	27,434	489,857
Al Rajhi Bank	88,008	1,726,671
Alinma Bank (a)	51,549	222,335
Almarai Co. JSC	19,474	285,280
Arab National Bank	40,010	214,598
Arriyadh Development Co.	99,429	455,896
Bank Al-Jazira	203,285	740,814
Banque Saudi Fransi	34,126	287,520
Jarir Marketing Co.	5,669	262,012
Leejam Sports Co. JSC (a)	4,056	83,520
Mouwasat Medical Services Co.	3,624	133,417
National Commercial Bank	37,905	437,999
National Medical Care Co.	3,401	48,466
Qassim Cement Co. (The)	9,672	208,850
Riyad Bank	57,857	311,510
Saudi Arabian Oil Co. (144A)	40,409	376,969
Saudi Basic Industries Corp.	19,360	523,281
Saudi Industrial Investment Group	12,188	89,020
Saudi Telecom Co.	17,655	499,200
United Electronics Co.	16,760	386,578
United International Transportation Co.	34,774	352,204
Yanbu National Petrochemical Co.	11,262	191,826

		8,794,990

South Africa—3.2%
AECI, Ltd.	11,575	68,268
African Rainbow Minerals, Ltd.	14,505	258,695
Anglo American Platinum, Ltd.	2,584	251,983
AngloGold Ashanti, Ltd.	3,371	77,063
Aspen Pharmacare Holdings, Ltd. (a)	38,237	326,458
Coronation Fund Managers, Ltd.	100,826	294,387
FirstRand, Ltd.	15,436	53,827
Gold Fields, Ltd.	36,688	340,272
Impala Platinum Holdings, Ltd.	52,157	717,268
Kumba Iron Ore, Ltd.	16,509	701,384
Motus Holdings, Ltd.	968	3,694
Mr. Price Group, Ltd.	17,391	202,255
MTN Group	76,440	313,427
MultiChoice Group	35,795	326,514
Naspers, Ltd. - N Shares	21,384	4,376,699
Old Mutual, Ltd.	696,192	564,173
PSG Group, Ltd.	49,327	201,424
Reunert, Ltd.	45,892	112,216
Shoprite Holdings, Ltd.	96,780	916,749
Sibanye Stillwater, Ltd.	104,655	421,438
Standard Bank Group, Ltd.	47,949	415,724
Tiger Brands, Ltd.	35,694	503,032
Vodacom Group, Ltd.	91,263	769,755
Woolworths Holdings, Ltd.	128,412	346,849

		12,563,554

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—12.9%
Celltrion, Inc. (a)	2,422	$798,195
Cheil Worldwide, Inc. (a)	21,303	403,667
Chong Kun Dang Pharmaceutical Corp.	1,445	302,212
CJ CheilJedang Corp. (a)	809	283,537
Com2uSCorp	5,050	738,795
Daelim Industrial Co., Ltd. (a) (c) (d)	3,624	276,896
Daishin Securities Co., Ltd. (a)	20,638	247,294
DB HiTek Co., Ltd. (a)	8,945	421,501
DB Insurance Co., Ltd. (a)	8,566	345,172
DoubleUGames Co., Ltd. (a)	3,107	172,562
E-Mart, Inc. (a)	5,033	703,737
Fila Holdings Corp. (a)	9,146	368,336
Green Cross Corp. (a)	1,214	455,266
Green Cross Holdings Corp. (a)	3,469	132,933
GS Engineering & Construction Corp.	5,341	186,013
GS Home Shopping, Inc. (a)	3,497	448,008
Hana Financial Group, Inc.	37,808	1,202,204
Huchems Fine Chemical Corp. (a)	13,995	329,935
Huons Co., Ltd.	774	44,135
Hyosung TNC Co., Ltd. (a)	1,154	223,551
Hyundai Glovis Co., Ltd. (a)	4,712	800,574
Hyundai Home Shopping Network Corp. (a)	1,412	106,113
Hyundai Marine & Fire Insurance Co., Ltd. (a)	9,875	206,533
Hyundai Mobis Co., Ltd.	5,041	1,189,178
Hyundai Motor Co. (a)	9,492	1,684,027
i-SENS, Inc.	2,515	69,355
Kakao Corp. (a)	693	249,242
KB Financial Group, Inc. (a)	37,727	1,498,383
KEPCO Plant Service & Engineering Co., Ltd. (a)	1,348	36,902
Kia Motors Corp. (a)	25,790	1,485,311
Korea Investment Holdings Co., Ltd. (a)	2,221	161,714
Korea Petrochemical Ind Co., Ltd.	402	85,366
Korea Real Estate Investment & Trust Co., Ltd. (a)	29,637	55,198
KT&G Corp. (a)	15,422	1,181,212
Kumho Petrochemical Co., Ltd. (a)	6,559	878,135
LG Chem, Ltd. (a)	1,682	1,280,356
LG Electronics, Inc. (a)	13,834	1,720,657
LG Household & Health Care, Ltd. (a)	60	89,481
LG Innotek Co., Ltd. (a)	5,682	951,403
LS Electric Co., Ltd. (a)	4,059	236,508
Mirae Asset Daewoo Co., Ltd. (a)	100,039	872,061
NAVER Corp. (a)	3,530	953,176
NH Investment & Securities Co., Ltd. (a)	29,882	311,584
POSCO	2,870	719,175
Samjin Pharmaceutical Co., Ltd. (a)	5,071	127,315
Samsung C&T Corp. (a)	3,337	423,295
Samsung Electro-Mechanics Co., Ltd. (a)	7,579	1,245,567
Samsung Electronics Co., Ltd.	245,076	18,316,351
Samsung Life Insurance Co., Ltd.	972	70,976
Samsung SDI Co., Ltd. (a)	1,229	712,875
Samsung Securities Co., Ltd. (a)	12,573	469,553
Seegene, Inc.	305	54,339
Shinhan Financial Group Co., Ltd. (a)	31,678	937,093
Silicon Works Co., Ltd. (a)	8,493	453,477
SK Gas, Ltd. (a)	1,348	129,479
SK Holdings Co., Ltd.	765	169,736
SK Hynix, Inc. (a)	19,724	2,157,757

South Korea—(Continued)
Soulbrain Co., Ltd. (a)	793	199,429
Suheung Co., Ltd. (a)	567	26,663
Vieworks Co., Ltd. (a)	3,560	99,666

		50,499,164

Taiwan—12.7%
Acer, Inc.	166,000	140,239
ASE Technology Holding Co., Ltd.	368,000	1,064,890
Asustek Computer, Inc.	42,000	375,445
Bioteque Corp.	17,000	80,559
Cathay Financial Holding Co., Ltd.	900,251	1,350,858
Cheng Loong Corp.	360,000	436,428
Cheng Uei Precision Industry Co., Ltd.	88,000	147,482
Chinatrust Financial Holding Co., Ltd.	1,980,000	1,388,506
Chipbond Technology Corp.	129,000	304,972
ChipMOS Technologies, Inc.	231,000	281,408
Chunghwa Telecom Co., Ltd. (ADR) (b)	1,800	69,516
Compeq Manufacturing Co., Ltd.	164,000	255,058
Delta Electronics, Inc.	42,000	391,782
E Ink Holdings, Inc.	157,000	255,062
Far Eastern Department Stores, Ltd.	146,000	124,428
Far Eastern International Bank	156,180	60,315
Far Eastern New Century Corp.	310,000	318,803
First Financial Holding Co., Ltd.	815,171	620,709
Fubon Financial Holding Co., Ltd.	785,000	1,308,678
Gamania Digital Entertainment Co., Ltd.	33,000	81,976
Giant Manufacturing Co., Ltd.	14,000	137,341
Great Wall Enterprise Co., Ltd.	55,000	99,309
Ho Tung Chemical Corp. (a)	236,000	87,645
Hon Hai Precision Industry Co., Ltd.	636,000	2,076,762
Huaku Development Co., Ltd.	50,000	156,109
Kindom Development Co., Ltd.	91,000	108,763
King’s Town Bank Co., Ltd.	271,000	375,063
Kung Long Batteries Industrial Co., Ltd.	7,000	35,154
Lite-On Technology Corp.	406,000	720,755
MediaTek, Inc.	49,000	1,308,585
Micro-Star International Co., Ltd.	23,000	108,505
Nan Pao Resins Chemical Co., Ltd.	7,000	38,873
Nien Made Enterprise Co., Ltd.	13,000	150,995
Novatek Microelectronics Corp.	94,000	1,229,563
Phison Electronics Corp.	50,000	593,594
Pou Chen Corp.	556,000	621,510
Powertech Technology, Inc.	189,000	640,260
Quanta Computer, Inc.	275,000	794,006
Sanyang Motor Co., Ltd.	58,000	73,920
Simplo Technology Co., Ltd.	20,000	249,080
Sino-American Silicon Products, Inc.	124,000	786,214
SinoPac Financial Holdings Co., Ltd.	1,906,000	775,185
Syncmold Enterprise Corp.	27,000	83,568
Taishin Financial Holding Co., Ltd.	1,606,023	757,460
Taiwan Cement Corp.	323,939	498,889
Taiwan Hon Chuan Enterprise Co., Ltd.	38,000	81,657
Taiwan Semiconductor Manufacturing Co., Ltd.	1,203,000	22,594,122
Test Research, Inc.	28,000	57,714
Topkey Corp.	11,000	61,197
Tripod Technology Corp.	148,000	624,422

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Taiwan—(Continued)
Tung Ho Steel Enterprise Corp.	126,000	$163,712
Uni-President Enterprises Corp.	405,000	974,758
United Integrated Services Co., Ltd.	15,000	115,353
United Microelectronics Corp.	1,023,000	1,714,852
Wistron Corp.	444,000	491,241
YFY, Inc.	180,000	188,966
Yuanta Financial Holding Co., Ltd.	1,560,160	1,141,302

		49,773,518

Thailand—1.9%
Advanced Info Service PCL (NVDR)	6,900	40,534
AP Thailand PCL (NVDR)	2,929,300	708,922
Carabao Group PCL - Class F	44,000	168,158
Charoen Pokphand Foods PCL (NVDR)	348,700	311,339
Chularat Hospital PCL - Class F	3,660,600	300,570
Delta Electronics Thailand PCL	21,000	340,654
PTT Exploration & Production PCL (NVDR)	317,200	1,039,125
PTT PCL	1,021,500	1,449,057
Quality Houses PCL (NVDR)	3,904,500	303,056
Siam Cement PCL (The)	38,600	487,009
Siam Commercial Bank PCL (The)	180,800	528,037
SPCG PCL	70,100	47,030
Supalai PCL	311,200	212,937
Supalai PCL (NVDR)	69,700	47,696
Thai Union Group PCL (NVDR)	1,253,400	568,728
Thanachart Capital PCL	359,200	413,631
Tisco Financial Group PCL (NVDR)	242,250	718,755

		7,685,238

Turkey—0.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	20,226	63,147
Coca-Cola Icecek A/S (a)	61,218	542,336
Ford Otomotiv Sanayi A/S	39,158	665,561
KOC Holding A/S	14,123	40,245
Tofas Turk Otomobil Fabrikasi A/S	38,314	174,901
Turkcell Iletisim Hizmetleri A/S	320,983	697,410

		2,183,600

United Arab Emirates—0.7%
Abu Dhabi Commercial Bank PJSC	73,400	124,014
Abu Dhabi Islamic Bank PJSC	181,200	231,963
Aldar Properties PJSC	825,799	708,822
Dubai Islamic Bank PJSC	454,069	570,679
Emaar Malls Group PJSC (a)	367,812	183,777
Emirates NBD Bank PJSC	36,596	102,654
Emirates Telecommunications Group Co. PJSC	185,587	854,031

		2,775,940

Total Common Stocks (Cost $278,032,269)		346,518,028

Mutual Fund—7.9%
Security Description	Shares/ Principal Amount*	Value

India—7.9%
iShares MSCI India ETF (b) (Cost $27,460,102)	774,800	31,162,456

Preferred Stocks—1.7%

Brazil—0.9%
Banco Bradesco S.A.	111,100	581,890
Itausa S.A.	405,800	924,096
Lojas Americanas S.A.	54,800	278,649
Petroleo Brasileiro S.A.	239,100	1,321,216
Randon S.A. Implementos e Participacoes	33,100	103,080
Unipar Carbocloro S.A.	14,600	144,370

		3,353,301

Chile—0.1%
Embotelladora Andina S.A.	163,576	414,923

South Korea—0.7%
Samsung Electronics Co., Ltd.	40,219	2,730,146

Total Preferred Stocks (Cost $4,488,510)		6,498,370

Short-Term Investment—2.0%

Mutual Fund—2.0%
AIM STIT-STIC Prime Portfolio	7,783,032	7,783,032

Total Short-Term Investments (Cost $7,783,032)		7,783,032

Securities Lending Reinvestments (e)—5.3%

Repurchase Agreements—3.8%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,900,080; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,220,591.	2,900,000	2,900,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $4,000,027; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $4,080,000.	4,000,000	4,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $700,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $714,000.	700,000	700,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $3,525,534; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 04/30/22 - 11/15/44, and an aggregate market value of $3,596,044.	3,525,514	$3,525,514
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $4,000,022; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $4,080,002.	4,000,000	4,000,000

		15,125,514

Mutual Funds—1.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (f)	2,000,000	2,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $21,125,514)		21,125,514

Total Investments—105.0% (Cost $338,889,427)		413,087,400
Other assets and liabilities (net)—(5.0)%		(19,804,621)

Net Assets—100.0%		$393,282,779

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $21,334,357 and the collateral received consisted of cash in the amount of $21,125,514 and non-cash collateral with a value of $712,152. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.1% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $9,008,370, which is 2.3% of net assets.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Banks	11.0
Internet & Direct Marketing Retail	10.4
Semiconductors & Semiconductor Equipment	8.6
Interactive Media & Services	6.9
Technology Hardware, Storage & Peripherals	6.9
Oil, Gas & Consumable Fuels	3.8
Metals & Mining	3.2
Automobiles	3.0
Insurance	2.7
Electronic Equipment, Instruments & Components	2.2

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Value/ Unrealized Appreciation
MSCI Emerging Markets Index Mini Futures	03/19/21	142	USD 9,146,220	$310,936

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ADR) —	American Depositary Receipt
(ETF) —	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(NVDR)—	Non-Voting Depository Receipts

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$329,911	$—	$—	$329,911
Brazil	6,314,498	11,061,073	—	17,375,571
Canada	156,096	—	—	156,096
Chile	313,075	467,214	—	780,289
China	41,443,120	103,694,895	—	145,138,015
Colombia	—	307,767	—	307,767
Czech Republic	—	531,171	—	531,171
Egypt	—	486,912	—	486,912
Greece	—	1,231,061	—	1,231,061
Hong Kong	—	4,124,304	—	4,124,304
Hungary	—	1,094,108	—	1,094,108
India	4,943,498	—	—	4,943,498
Indonesia	588,000	4,628,313	—	5,216,313
Malaysia	—	5,051,279	—	5,051,279
Mexico	7,153,946	—	—	7,153,946
Peru	147,618	—	—	147,618
Philippines	—	2,164,220	—	2,164,220
Poland	—	2,299,152	—	2,299,152
Qatar	—	2,364,906	—	2,364,906
Russia	1,679,507	9,666,380	—	11,345,887
Saudi Arabia	—	8,794,990	—	8,794,990
South Africa	—	12,563,554	—	12,563,554
South Korea	—	50,222,268	276,896	50,499,164
Taiwan	69,516	49,704,002	—	49,773,518
Thailand	3,987,617	3,697,621	—	7,685,238
Turkey	—	2,183,600	—	2,183,600
United Arab Emirates	—	2,775,940	—	2,775,940
Total Common Stocks	67,126,402	279,114,730	276,896	346,518,028
Total Mutual Fund*	31,162,456	—	—	31,162,456
Total Preferred Stocks*	—	6,498,370	—	6,498,370
Total Short-Term Investment*	7,783,032	—	—	7,783,032
Securities Lending Reinvestments
Repurchase Agreements	—	15,125,514	—	15,125,514
Mutual Fund	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	15,125,514	—	21,125,514
Total Investments	$112,071,890	$300,738,614	$276,896	$413,087,400

Collateral for Securities Loaned (Liability)	$—	$(21,125,514)	$—	$(21,125,514)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$310,936	$—	$—	$310,936

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$413,087,400
Cash denominated in foreign currencies (c)	720,348
Cash collateral for futures contracts	677,340
Receivable for:
Fund shares sold	7,945
Dividends	503,747
Prepaid expenses	1,037

Total Assets	414,997,817
Liabilities
Collateral for securities loaned	21,125,514
Payables for:
Fund shares redeemed	162,168
Variation margin on futures contracts	14,887
Accrued Expenses:
Management fees	173,439
Administration fees	7,249
Custodian fees	140,412
Distribution and service fees	512
Deferred trustees’ fees	42,038
Other expenses	48,819

Total Liabilities	21,715,038

Net Assets	$393,282,779

Net Assets Consist of:
Paid in surplus	$333,816,643
Distributable earnings (Accumulated losses)	59,466,136

Net Assets	$393,282,779

Net Assets
Class A	$390,840,643
Class B	2,442,136
Capital Shares Outstanding*
Class A	33,681,827
Class B	211,106
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.60
Class B	11.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $338,889,427.
(b)	Includes securities loaned at value of $21,334,357.
(c)	Identified cost of cash denominated in foreign currencies was $712,383.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$8,874,492
Securities lending income	55,462

Total investment income	8,929,954
Expenses
Management fees	1,846,300
Administration fees	28,161
Custodian and accounting fees	271,522
Distribution and service fees—Class B	4,001
Audit and tax services	73,684
Legal	44,134
Trustees’ fees and expenses	54,229
Shareholder reporting	14,740
Insurance	2,535
Miscellaneous	22,540

Total expenses	2,361,846

Net Investment Income	6,568,108

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(9,676,963)
Futures contracts	195,858
Foreign currency transactions	(104,757)

Net realized loss	(9,585,862)

Net change in unrealized appreciation on:
Investments	55,987,375
Futures contracts	310,936
Foreign currency transactions	5,595

Net change in unrealized appreciation	56,303,906

Net realized and unrealized gain	46,718,044

Net Increase in Net Assets From Operations	$53,286,152

(a)	Net of foreign withholding taxes of $1,163,331.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,568,108	$8,480,251
Net realized loss	(9,585,862)	(11,614,515)
Net change in unrealized appreciation	56,303,906	18,213,787

Increase in net assets from operations	53,286,152	15,079,523

From Distributions to Shareholders
Class A	(8,861,689)	0
Class B	(37,879)	0

Total distributions	(8,899,568)	0

Increase (decrease) in net assets from capital share transactions	(21,202,053)	355,018,725

Total increase in net assets	23,184,531	370,098,248

Net Assets
Beginning of period	370,098,248	—

End of period	$393,282,779	$370,098,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019(a)
	Shares	Value	Shares	Value
Class A
Sales	1,284,622	$10,998,181	36,263,398	$361,439,588
Reinvestments	1,004,727	8,861,689	0	0
Redemptions	(4,153,575)	(42,138,401)	(717,345)	(7,344,825)

Net increase (decrease)	(1,864,226)	$(22,278,531)	35,546,053	$354,094,763

Class B
Sales	160,006	$1,538,759	97,753	$934,424
Reinvestments	4,304	37,879	0	0
Redemptions	(49,839)	(500,160)	(1,118)	(10,462)

Net increase	114,471	$1,076,478	96,635	$923,962

Increase (decrease) derived from capital shares transactions		$(21,202,053)		$355,018,725

(a)	Commencement of operations was April 29, 2019.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019(a)
Net Asset Value, Beginning of Period	$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.24	(c)
Net realized and unrealized gain	1.29	0.14

Total income (loss) from investment operations	1.47	0.38

Less Distributions
Distributions from net investment income	(0.25)	0.00

Total distributions	(0.25)	0.00

Net Asset Value, End of Period	$11.60	$10.38

Total Return (%) (d)	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.74	(f)(g)
Ratio of net investment income to average net assets (%)	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	42	41	(e)
Net assets, end of period (in millions)	$390.8	$369.1

	Class B
	Year Ended December 31,
	2020	2019(a)
Net Asset Value, Beginning of Period	$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.14	(c)
Net realized and unrealized gain	1.29	0.23

Total income (loss) from investment operations	1.44	0.37

Less Distributions
Distributions from net investment income	(0.24)	0.00

Total distributions	(0.24)	0.00

Net Asset Value, End of Period	$11.57	$10.37

Total Return (%) (d)	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.99	(f)(g)
Ratio of net investment income to average net assets (%)	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	42	41	(e)
Net assets, end of period (in millions)	$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,125,514, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(3,675,714)	$—	$—	$—	$(3,675,714)
Mutual Funds	(17,449,800)	—	—	—	(17,449,800)
Total Borrowings	$(21,125,514)	$—	$—	$—	$(21,125,514)
Gross amount of recognized liabilities for securities lending transactions					$(21,125,514)

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$310,936

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$195,858

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$310,936

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,620,185

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On November 12, 2020, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Funds, in relation to certain companies designated by the U.S. Department of Defense as being backed by, and providing funding to, the Chinese military (the “Sanctioned Companies”). Beginning January 11, 2021, all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Sanctioned Companies (the “Sanctioned Securities”) are prohibited. In addition, any of the Sanctioned Securities held by the Portfolio as of January 11, 2021 are permitted to be sold only through November 11, 2021, at which time possession of Sanctioned Securities by a U.S. person is prohibited. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Sanctioned Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted. At December 31, 2020, the Portfolio held investments in Sanctioned Securities which represented approximately 1.2% of net assets.

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$139,919,709	$0	$171,980,626

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$1,846,300	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its

BHFTI-21

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$340,313,137
Gross unrealized appreciation	87,598,483
Gross unrealized depreciation	(14,513,284)

Net unrealized appreciation (depreciation)	$73,085,199

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$8,899,568	$—	$—	$—	$8,899,568	$—

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$7,055,546	$—	$73,093,982	$(20,641,355)	$59,508,173

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $14,964,513 and accumulated long-term capital losses of $5,676,842.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Emerging Markets Enhanced Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Emerging Markets Enhanced Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Emerging Markets Enhanced Index Portfolio as of December 31, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered.

BHFTI-26

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTI-27

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

SSGA Emerging Markets Enhanced Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and since-inception periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one-year and since-inception periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned 10.14%, 9.83%, and 10.01%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 16.25%. The Portfolio’s composite benchmark, the SSGA Growth & Income Composite Index2, returned 11.43%.

MARKET ENVIRONMENT / CONDITIONS

Entering the very start of the year, stock markets were still in a reasonably good mood. Notwithstanding some geopolitical turbulence between the United States and Iran, global equity markets marched upwards until the end of January, when concerns around the spread of the Coronavirus Disease 2019 (“COVID-19”) from China began to negatively affect risk sentiment. However, the early stages of risk aversion were fleeting as the People’s Bank of China stepped in to support market liquidity and financial stability and the U.S. ISM Index (measures manufacturing activity based on a monthly survey, conducted by Institute for Supply Management) jumped above 50 for the first time since July 2019. Against this backdrop, equity markets continued to advance, and many markets notched all-time highs in mid-February. That said, little in the way of diagnostics is needed to ascertain the source of the havoc that was wreaked upon capital markets during the first quarter of 2020. While the spread of COVID-19 served as the proximate source, it was the treatment in the form of social distancing, temporary lock-downs and quarantines and other mobility restrictions that inflicted significant harm to the global economy and financial markets. The magnitude of the damage was staggering, with miasmic milestones turning up in every corner of financial markets. LIBOR (the London Interbank Offered Rate is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans) exhibited its sharpest jump since the Global Financial Crisis. The yield on the 10-Year U.S. Treasury note slid below 1% for the first time ever (as would the yield on the 30-Year U.S. Treasury bond for a brief period). Oil prices fell to their lowest levels since 1999. The S&P 500 Index registered its third worst daily loss ever on March 16th—outpaced in infamy only by October 19, 1987, and October 28, 1929. And in terms of volatility, the VIX Index surged to its highest reading ever during the depths of the sell-off.

With markets and economies grappling with the pandemic-induced shock in March, policy makers globally responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. On the fiscal side, efforts were substantive with advanced economies announcing $9 trillion in support overall by the end of spring. Monetary policy stimulus followed suit with central banks pledging to keep rates near zero through 2022 while introducing a variety of liquidity programs, swap lines and targeted asset purchase programs.

On the heels of the overwhelmingly friendly policy response, economic growth rebounded strongly across the globe to start the second half of 2021. Markets responded in kind, showing little signs of slowing through most of the summer. In August, at the annual conference in Jackson Hole, the U.S. Federal Reserve (the “Fed”) introduced flexible average inflation targeting—allowing for higher inflation than traditionally targeted in order to drive a stronger labor market. Into the fall, trading in equities got choppier as fiscal support waned and services growth remained restricted given persistent and rising COVID-19 cases. Oil prices traded within a range, while 10-year yields in the U.S. stayed relatively stable. The final quarter of the year saw tighter restrictions across many countries including the U.K., which imposed a shut down amid a sharp spike in cases. Economies seemed undaunted nonetheless, as manufacturing continued to show sustained resilience globally. In the U.S., housing and personal spending registered robust gains. Likewise, China continued its sustained economic recovery, led by growth in exports and manufacturing. Risk assets rallied to close the year on positive vaccine news and U.S. election results. Cyclical sectors registered strong gains with defensive sectors posting modest growth. Commodities registered robust returns and oil prices rose as stronger demand outlook offset concerns on increased supply. The U.S. dollar declined by nearly 4% in the quarter, its weakest fourth quarter performance since 2003, amid increased risk appetite and continued monetary support. Shorter dated maturities of the U.S. Treasury curve remained unchanged but yields on longer maturities drifted higher. 10-year U.S. Treasury yields moved up by 24 basis points to end at 0.93% for the year. Despite a most tumultuous ride, equities finished the year up double digits globally with the MSCI All Country World Index up 16.8%. Domestically, the Bloomberg Barclays U.S. Aggregate Bond Index finished up 7.5% and the S&P 500 Index returned 18.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 10.14% in 2020, trailing its composite benchmark. The negative relative return was driven primarily by asset allocation decisions, though positive tracking on some of the underlying ETFs held in the Portfolio relative to their respective benchmarks had a modest offsetting positive impact.

An overweight to intermediate term corporate bonds was a large detractor to the Portfolio’s relative returns over the period. In equities, timing in European market positions proved challenging, particularly as the asset class lagged the benchmark for the period. Lastly, an out of benchmark position in commodities early in the year weighed on performance as supply/demand fundamentals drove commodity prices lower during the most volatile periods of the COVID-19 crisis.

On the positive side, an underweight exposure to core aggregate bonds contributed to relative returns over the period In equities, a consistent overweight to emerging markets in the second half of the year proved valuable as China, Taiwan, and Korea all enjoyed swifter recoveries from virus driven economic imbalances. The Portfolio also enjoyed positive relative returns from holdings across sectors, where technology and consumer discretionary stocks both delivered returns above the broader S&P 500 Index over the year.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

To end the period, the Portfolio was positioned for continued growth, in our view, with an overweight to risk assets broadly. In equities, we were overweight U.S. large and small cap stocks, emerging market equities, and Pacific equities while underweight global real estate and European equities. We also held a small overweight to commodities. The Portfolio finished the period underweight U.S. aggregate bonds in total, though held modest overweight positions to longer maturity investment grade corporate bonds as well as cash.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	10.14	8.80	7.50
Class B	9.83	8.52	7.23
Class E	10.01	8.63	7.35
MSCI ACWI (All Country World Index)	16.25	12.25	9.13
SSGA Growth and Income Composite Index	11.43	9.53	8.00

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	30.8
Vanguard Total Bond Market ETF	12.9
iShares MSCI EAFE ETF	11.3
SPDR Bloomberg Barclays High Yield Bond ETF	10.0
iShares Core MSCI Emerging Markets ETF	6.1
iShares TIPS Bond ETF	5.0
iShares Core S&P Small-Cap ETF	4.0
SPDR S&P International Small Cap ETF	2.0
Consumer Discretionary Select Sector SPDR Fund	2.0
Consumer Staples Select Sector SPDR Fund	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	36.9
Investment Grade Fixed Income	17.9
International Developed Market Equities	15.2
High Yield Fixed Income	10.0
Emerging Market Equities	6.1
Money Market	4.4
U.S. Small Cap Equities	4.0
U.S. Mid Cap Equities	2.0
Investment Grade Bond	1.5
Commodities	1.0
Real Estate Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.32%	$1,000.00	$1,160.90	$1.74
	Hypothetical*	0.32%	$1,000.00	$1,023.53	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$1,159.30	$3.09
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class E (a)	Actual	0.47%	$1,000.00	$1,159.80	$2.55
	Hypothetical*	0.47%	$1,000.00	$1,022.77	$2.39

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—95.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.5%
Communication Services Select Sector SPDR Fund (a) (b)	329,514	$22,235,605
Consumer Discretionary Select Sector SPDR Fund (a) (b)	282,827	45,472,925
Consumer Staples Select Sector SPDR Fund (a) (b)	667,751	45,039,805
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF (a)	1,521,590	23,219,463
iShares Core MSCI Emerging Markets ETF (a)	2,218,744	137,650,878
iShares Core S&P Mid-Cap ETF (a)	193,863	44,555,533
iShares Core S&P Small-Cap ETF (a)	972,091	89,335,163
iShares MSCI Canada ETF (a)	732,594	22,593,199
iShares MSCI EAFE ETF (a)	3,482,025	254,048,544
iShares TIPS Bond ETF (a)	877,306	111,988,111
Materials Select Sector SPDR Fund (a) (b)	309,580	22,410,496
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	2,054,834	223,853,616
SPDR S&P 500 ETF Trust (b)	1,847,407	690,708,529
SPDR S&P International Small Cap ETF (a) (b)	1,296,222	45,899,221
Vanguard FTSE Pacific ETF (a)	217,516	17,312,099
Vanguard Long-Term Corporate Bond ETF (a)	303,830	33,746,398
Vanguard Real Estate ETF (a)	260,045	22,085,622
Vanguard Total Bond Market ETF (a)	3,268,623	288,259,862

Total Mutual Funds (Cost $1,825,167,386)		2,140,415,069

Short-Term Investment—4.4%

Mutual Funds—4.4%
AIM STIT-STIC Prime Portfolio	98,208,252	98,208,252

Total Short-Term Investments (Cost $98,208,252)		98,208,252

Securities Lending Reinvestments (c)—23.8%

Certificates of Deposit—7.1%
Banco del Estado de Chile 0.250%, 01/04/21	7,000,000	7,000,070
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (d)	6,000,000	6,000,450
0.268%, 1M LIBOR + 0.120%, 02/11/21 (d)	5,000,000	5,000,415
Canadian Imperial Bank of Commerce 0.250%, FEDEFF PRV + 0.160%, 02/26/21 (d)	15,000,000	15,001,905
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (d)	12,000,000	12,000,840
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (d)	10,000,000	10,001,210
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (d)	5,000,000	5,000,210
Credit Suisse AG 0.290%, 05/17/21	3,002,791	3,000,225
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	5,000,000	4,998,160
0.301%, SOFR + 0.210%, 02/22/21 (d)	5,000,000	4,998,160
Mizuho Bank, Ltd. 0.250%, 03/22/21	20,000,000	20,000,440
MUFG Bank Ltd. Zero Coupon, 02/22/21	16,988,910	16,994,730

Certificates of Deposit—(Continued)
Rabobank International London
0.359%, 1M LIBOR + 0.210%, 01/08/21 (d)	6,500,000	6,501,300
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	4,000,000	4,000,476
Skandinaviska Enskilda Banken AB 0.250%, 05/17/21	2,000,000	1,999,848
Societe Generale 0.230%, 04/05/21	5,000,000	4,999,605
Standard Chartered Bank 0.311%, 3M LIBOR + 0.060%, 06/21/21 (d)	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000
Sumitomo Mitsui Trust Bank, Ltd.
0.260%, SOFR + 0.170%, 03/22/21 (d)	10,000,000	10,000,360
0.260%, 06/18/21	5,000,000	4,999,530
Svenska Handelsbanken AB 0.301%, 3M LIBOR + 0.070%, 11/19/21 (d)	2,000,000	1,999,980
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (d)	5,000,000	5,000,250

		159,493,164

Commercial Paper—0.4%
Antalis S.A. 0.210%, 01/04/21	6,996,366	6,999,867
Societe Generale 0.280%, 06/07/21	1,997,091	1,997,886

		8,997,753

Master Demand Notes—0.6%
Natixis Financial Products LLC 0.310%, OBFR+ 0.230%, 01/04/21 (d)	12,000,000	12,000,000

Repurchase Agreements—14.4%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $20,000,556; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $22,210,974.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $20,008,178; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $22,226,521.	20,000,000	20,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $25,969,429; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $26,488,673.	25,969,285	25,969,285

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BMO Capital Markets Repurchase Agreement dated 12/31/20 at 0.280%, due on 01/04/21 with a maturity value of $5,000,156; collateralized by various Common Stock with an aggregate market value of $5,500,171.	5,000,000	$5,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $20,007,000; collateralized by various Common Stock with an aggregate market value of $22,000,002.	20,000,000	20,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $15,006,271; collateralized by various Common Stock with an aggregate market value of $16,500,000.	15,000,000	15,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $11,700,156; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $11,934,005.	11,700,000	11,700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $6,600,147; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $6,732,003.	6,600,000	6,600,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $6,000,067; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $6,122,466.	6,000,000	6,000,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $75,501,762; collateralized by various Common Stock with an aggregate market value of $83,889,869.	75,500,000	75,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $53,501,189; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $59,352,708.	53,500,000	53,500,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $11,000,524; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $12,203,361.	11,000,000	11,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $3,800,192; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $4,215,045.	3,800,000	3,800,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $37,000,740; collateralized by various Common Stock with an aggregate market value of $41,118,093.	37,000,000	37,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $11,800,498; collateralized by various Common Stock with an aggregate market value of $13,113,338.	11,800,000	11,800,000

		322,869,285

Time Deposit—0.2%
Royal Bank of Canada 0.150%, 01/04/21	5,000,000	5,000,000

Mutual Funds—1.1%
Fidelity Government Portfolio, Institutional Class 0.010% (e)	25,000,000	25,000,000

Total Securities Lending Reinvestments (Cost $533,356,071)		533,360,202

Total Investments—123.7% (Cost $2,456,731,709)		2,771,983,523
Other assets and liabilities (net)—(23.7)%		(531,157,573)

Net Assets—100.0%		$2,240,825,950

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $563,816,296 and the collateral received consisted of cash in the amount of $533,346,912 and non-cash collateral with a value of $43,609,740. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$2,140,415,069	$—	$—	$2,140,415,069
Total Short-Term Investment*	98,208,252	—	—	98,208,252
Securities Lending Reinvestments
Certificates of Deposit	—	159,493,164	—	159,493,164
Commercial Paper	—	8,997,753	—	8,997,753
Master Demand Notes	—	12,000,000	—	12,000,000
Repurchase Agreements	—	322,869,285	—	322,869,285
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	508,360,202	—	533,360,202
Total Investments	$2,263,623,321	$508,360,202	$—	$2,771,983,523

Collateral for Securities Loaned (Liability)	$—	$(533,346,912)	$—	$(533,346,912)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,676,363,326
Affiliated investments at value (c) (d)	1,095,620,197
Cash	556,715
Receivable for:
Fund shares sold	137,861
Dividends on affiliated investments	3,122,889
Prepaid expenses	6,485

Total Assets	2,775,807,473
Liabilities
Collateral for securities loaned	533,346,912
Payables for:
Fund shares redeemed	359,694
Accrued Expenses:
Management fees	576,722
Distribution and service fees	463,367
Administration fees	9,375
Custodian and accounting fees	18,881
Deferred trustees’ fees	173,762
Other expenses	32,810

Total Liabilities	534,981,523

Net Assets	$2,240,825,950

Net Assets Consist of:
Paid in surplus	$1,791,261,323
Distributable earnings (Accumulated losses)	449,564,627

Net Assets	$2,240,825,950

Net Assets
Class A	$28,418,764
Class B	2,204,075,364
Class E	8,331,822
Capital Shares Outstanding*
Class A	2,277,622
Class B	178,165,086
Class E	671,324
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.48
Class B	12.37
Class E	12.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,574,248,858.
(b)	Includes securities loaned at value of $395,460,009.
(c)	Identified cost of affiliated investments was $882,482,851.
(d)	Includes securities loaned at value of $168,356,287.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Underlying ETFs	$21,580,013
Dividends from affiliated investments	28,704,409
Securities lending income	2,380,763

Total investment income	52,665,185
Expenses
Management fees	6,431,686
Administration fees	37,750
Custodian and accounting fees	37,838
Distribution and service fees—Class B	5,148,555
Distribution and service fees—Class E	12,428
Audit and tax services	42,017
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	54,037
Insurance	15,810
Miscellaneous	18,978

Total expenses	11,899,066

Net Investment Income	40,766,119

Net Realized and Unrealized Gain
Net realized gain on :
Investments	6,858,665
Affiliated investments	96,935,556

Net realized gain	103,794,221

Net change in unrealized appreciation on:
Investments	41,650,709
Affiliated investments	9,948,116

Net change in unrealized appreciation	51,598,825

Net realized and unrealized gain	155,393,046

Net Increase in Net Assets From Operations	$196,159,165

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$40,766,119	$56,773,515
Net realized gain	103,794,221	71,306,630
Net change in unrealized appreciation	51,598,825	270,918,650

Increase in net assets from operations	196,159,165	398,998,795

From Distributions to Shareholders
Class A	(1,656,672)	(2,060,038)
Class B	(126,276,065)	(160,986,834)
Class E	(533,426)	(622,650)

Total distributions	(128,466,163)	(163,669,522)

Decrease in net assets from capital share transactions	(96,062,616)	(119,469,246)

Total increase (decrease) in net assets	(28,369,614)	115,860,027

Net Assets
Beginning of period	2,269,195,564	2,153,335,537

End of period	$2,240,825,950	$2,269,195,564

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	144,863	$1,644,318	110,814	$1,300,195
Reinvestments	154,540	1,656,672	184,096	2,060,038
Redemptions	(326,781)	(3,765,009)	(432,899)	(5,035,491)

Net decrease	(27,378)	$(464,019)	(137,989)	$(1,675,258)

Class B
Sales	2,439,704	$27,436,092	1,888,743	$21,871,112
Reinvestments	11,868,051	126,276,065	14,490,265	160,986,834
Redemptions	(21,925,497)	(248,439,408)	(25,935,352)	(300,176,422)

Net decrease	(7,617,742)	$(94,727,251)	(9,556,344)	$(117,318,476)

Class E
Sales	63,538	$711,039	41,906	$483,192
Reinvestments	49,993	533,426	55,893	622,650
Redemptions	(185,139)	(2,115,811)	(135,554)	(1,581,354)

Net decrease	(71,608)	$(871,346)	(37,755)	$(475,512)

Decrease derived from capital shares transactions		$(96,062,616)		$(119,469,246)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.12	$10.93	$12.52	$11.10	$11.41

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.32	0.29	0.29	0.31
Net realized and unrealized gain (loss)	0.85	1.78	(1.01)	1.49	0.34

Total income (loss) from investment operations	1.10	2.10	(0.72)	1.78	0.65

Less Distributions
Distributions from net investment income	(0.34)	(0.31)	(0.32)	(0.32)	(0.30)
Distributions from net realized capital gains	(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.74)	(0.91)	(0.87)	(0.36)	(0.96)

Net Asset Value, End of Period	$12.48	$12.12	$10.93	$12.52	$11.10

Total Return (%) (b)	10.14	19.88	(6.29)	16.21	6.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	2.20	2.77	2.39	2.43	2.75
Portfolio turnover rate (%)	72	57	34	39	60
Net assets, end of period (in millions)	$28.4	$27.9	$26.7	$31.1	$28.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.02	$10.84	$12.42	$11.02	$11.33

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.29	0.25	0.25	0.27
Net realized and unrealized gain (loss)	0.84	1.77	(0.99)	1.48	0.35

Total income (loss) from investment operations	1.06	2.06	(0.74)	1.73	0.62

Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.29)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.71)	(0.88)	(0.84)	(0.33)	(0.93)

Net Asset Value, End of Period	$12.37	$12.02	$10.84	$12.42	$11.02

Total Return (%) (b)	9.83	19.61	(6.52)	15.86	5.78

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%) (d)	1.94	2.52	2.13	2.17	2.46
Portfolio turnover rate (%)	72	57	34	39	60
Net assets, end of period (in millions)	$2,204.1	$2,232.3	$2,118.1	$2,601.4	$2,531.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.05	$10.88	$12.46	$11.05	$11.36

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.30	0.27	0.26	0.28
Net realized and unrealized gain (loss)	0.85	1.76	(1.00)	1.49	0.35

Total income (loss) from investment operations	1.08	2.06	(0.73)	1.75	0.63

Less Distributions
Distributions from net investment income	(0.32)	(0.29)	(0.30)	(0.30)	(0.28)
Distributions from net realized capital gains	(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.72)	(0.89)	(0.85)	(0.34)	(0.94)

Net Asset Value, End of Period	$12.41	$12.05	$10.88	$12.46	$11.05

Total Return (%) (b)	10.01	19.57	(6.39)	16.02	5.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%) (d)	2.03	2.62	2.25	2.25	2.54
Portfolio turnover rate (%)	72	57	34	39	60
Net assets, end of period (in millions)	$8.3	$9.0	$8.5	$9.7	$9.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020 the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value $322,869,285. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,482,811,029	$0	$1,727,630,627

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$6,431,686	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
Communication Services Select Sector SPDR Fund	$—	$42,287,852	$(23,201,992)	$1,460,986	$1,688,759	$22,235,605
Consumer Discretionary Select Sector SPDR Fund	—	106,866,566	(67,411,672)	5,089,736	928,295	45,472,925
Consumer Staples Select Sector SPDR Fund	—	80,251,818	(40,183,791)	(117,019)	5,088,797	45,039,805
Financial Select Sector SPDR Fund	46,216,539	6,786,300	(41,882,431)	(9,728,807)	(1,391,601)	—
Health Care Select Sector SPDR Fund	45,750,317	47,526,047	(91,801,653)	1,370,963	(2,845,674)
Industrial Select Sector SPDR Fund	—	21,151,090	(22,040,998)	889,908	—	—
Materials Select Sector SPDR Fund	—	22,175,401	—	—	235,095	22,410,496
Real Estate Select Sector SPDR Fund	—	45,777,501	(48,583,421)	2,805,920	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	294,199,465	71,951,852	(140,138,506)	(8,650,619)	6,491,424	223,853,616
SPDR Dow Jones International Real Estate ETF	42,538,278	10,562,540	(42,048,423)	(10,488,294)	(564,101)	—
SPDR Portfolio Intermediate Term Corporate Bond ETF	—	107,205,305	(112,169,096)	4,963,791	—	—
SPDR S&P 500 ETF Trust	642,275,814	186,333,813	(233,663,348)	93,511,320	2,250,930	690,708,529
SPDR S&P International Small Cap ETF	45,517,331	5,664,534	(10,055,345)	141,278	4,631,423	45,899,221
Technology Select Sector SPDR Fund	47,477,543	41,725,715	(98,324,420)	15,686,393	(6,565,231)	—

	$1,163,975,287	$796,266,334	$(971,505,096)	$96,935,556	$9,948,116	$1,095,620,197

	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Communication Services Select Sector SPDR Fund	$35,244	329,514
Consumer Discretionary Select Sector SPDR Fund	127,536	282,827
Consumer Staples Select Sector SPDR Fund	628,376	667,751
Financial Select Sector SPDR Fund	514,509	—
Health Care Select Sector SPDR Fund	340,115	—
Industrial Select Sector SPDR Fund	83,445	—
Materials Select Sector SPDR Fund	111,243	309,580
Real Estate Select Sector SPDR Fund	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	12,920,488	2,054,834
SPDR Dow Jones International Real Estate ETF	441,695	—
SPDR Portfolio Intermediate Term Corporate Bond ETF	1,277,505	—
SPDR S&P 500 ETF Trust	10,987,525	1,847,407
SPDR S&P International Small Cap ETF	849,526	1,296,222
Technology Select Sector SPDR Fund	387,202	—

	$28,704,409

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,464,383,107

Gross unrealized appreciation	307,600,415
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$307,600,415

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$55,922,570	$59,416,555	$72,543,593	$104,252,967	$128,466,163	$163,669,522

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,167,385	$90,970,590	$307,600,416	$—	$449,738,391

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth and Income ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth and Income ETF Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and transfer agents; when replies were not received from brokers and transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth & Income Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median and the Expense Universe median, and were equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned 11.06%, 10.75%, and 10.84%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 16.25%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned 12.36%.

MARKET ENVIRONMENT / CONDITIONS

Entering the very start of the year, stock markets were still in a reasonably good mood. Notwithstanding some geopolitical turbulence between the United States and Iran, global equity markets marched upwards until the end of January, when concerns around the spread of the Coronavirus Disease 2019 (“COVID-19”) from China began to negatively affect risk sentiment. However, the early stages of risk aversion were fleeting as the People’s Bank of China stepped in to support market liquidity and financial stability and the U.S. ISM Index (measures manufacturing activity based on a monthly survey, conducted by Institute for Supply Management) jumped above 50 for the first time since July 2019. Against this backdrop, equity markets continued to advance, and many markets notched all-time highs in mid-February. That said, little in the way of diagnostics is needed to ascertain the source of the havoc that was wreaked upon capital markets during the first quarter of 2020. While the spread of COVID-19 served as the proximate source, it was the treatment in the form of social distancing, temporary lock-downs and quarantines, and other mobility restrictions that inflicted significant harm to the global economy and financial markets. The magnitude of the damage was staggering, with miasmic milestones turning up in every corner of financial markets. LIBOR (the London Interbank Offered Rate is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans) exhibited its sharpest jump since the Global Financial Crisis. The yield on the 10-Year U.S. Treasury note slid below 1% for the first time ever (as would the yield on the 30-Year U.S. Treasury bond for a brief period). Oil prices fell to their lowest levels since 1999. The S&P 500 Index registered its third worst daily loss ever on March 16th—outpaced in infamy only by October 19, 1987, and October 28, 1929. And in terms of volatility, the VIX Index surged to its highest reading ever during the depths of the sell-off.

With markets and economies grappling with the pandemic-induced shock in March, policy makers globally responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. On the fiscal side, efforts were substantive with advanced economies announcing $9 trillion in support overall by the end of spring. Monetary policy stimulus followed suit with central banks pledging to keep rates near zero through 2022 while introducing a variety of liquidity programs, swap lines and targeted asset purchase programs.

On the heels of the overwhelmingly friendly policy response, economic growth rebounded strongly across the globe to start the second half of 2021. Markets responded in kind, showing little signs of slowing through most of the summer. In August, at the annual conference in Jackson Hole, the U.S. Federal Reserve introduced flexible average inflation targeting—allowing for higher inflation than traditionally targeted in order to drive a stronger labor market. Into the fall, trading in equities got choppier as fiscal support waned and services growth remained restricted given persistent and rising COVID-19 cases. Oil prices traded within a range, while 10-year yields in the U.S. stayed relatively stable. The final quarter of the year saw tighter restrictions across many countries including the U.K., which imposed a shut down amid a sharp spike in cases. Economies seemed undaunted nonetheless, as manufacturing continued to show sustained resilience globally. In the U.S., housing and personal spending registered robust gains. Likewise, China continued its sustained economic recovery, led by growth in exports and manufacturing. Risk assets rallied to close the year on positive vaccine news and U.S. election results. Cyclical sectors registered strong gains with defensive sectors posting modest growth. Commodities registered robust returns and oil prices rose as stronger demand outlook offset concerns on increased supply. The U.S. dollar declined by nearly 4% in the quarter, its weakest fourth quarter performance since 2003, amid increased risk appetite and continued monetary support. Shorter dated maturities of the U.S. Treasury curve remained unchanged but yields on longer maturities drifted higher. 10-year U.S. Treasury yields moved up by 24 basis points to end at 0.93% for the year. Despite a most tumultuous ride, equities finished the year up double digits globally with the MSCI All Country World Index up 16.8%. Domestically, the Bloomberg Barclays U.S. Aggregate Bond Index finished up 7.5% and the S&P 500 Index returned 18.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 11.06% in 2020, trailing its composite benchmark. The negative relative return was driven primarily by asset allocation decisions, though positive tracking on some of the underlying ETFs held in the Portfolio relative to their respective benchmarks had a modest offsetting positive impact.

An overweight to intermediate term corporate bonds was a large detractor to the Portfolio’s relative returns over the period. In equities, timing in European market positions proved challenging, particularly as the asset class lagged the benchmark for the period. Lastly, an out of benchmark position in commodities early in the year weighed on performance as supply/demand fundamentals drove commodity prices lower during the most volatile periods of the COVID-19 crisis.

On the positive side, an underweight exposure to core aggregate bonds contributed to relative returns over the period. In equities, a consistent overweight to emerging markets in the second half of the year proved valuable as China, Taiwan, and Korea all enjoyed swifter recoveries from virus driven economic imbalances. The Portfolio also enjoyed positive relative returns from holdings across sectors, where technology and consumer discretionary stocks both delivered returns above the broader S&P 500 Index over the year.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

To end the period, the Portfolio was positioned for continued growth, in our view, with an overweight to risk assets broadly. In equities, we were overweight U.S. large and small cap stocks, emerging market equities, and Pacific equities while underweight global real estate and European equities. We also held a small overweight to commodities. The Portfolio finished the period underweight U.S. aggregate bonds in total, though held modest overweight positions to longer maturity investment grade corporate bonds as well as cash.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	11.06	9.87	8.30
Class B	10.75	9.61	8.03
Class E	10.84	9.71	8.14
MSCI ACWI (All Country World Index)	16.25	12.25	9.13
SSGA Growth Composite Index	12.36	10.65	8.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	35.7
iShares MSCI EAFE ETF	17.4
iShares Core MSCI Emerging Markets ETF	8.2
iShares Core S&P Small-Cap ETF	6.0
SPDR Bloomberg Barclays High Yield Bond ETF	5.0
iShares Core S&P Mid-Cap ETF	5.0
SPDR S&P International Small Cap ETF	3.1
iShares TIPS Bond ETF	3.0
Consumer Discretionary Select Sector SPDR Fund	2.0
Consumer Staples Select Sector SPDR Fund	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	41.7
International Developed Market Equities	23.1
Emerging Market Equities	8.2
U.S. Small Cap Equities	6.0
High Yield Fixed Income	5.0
U.S. Mid Cap Equities	5.0
Money Market	4.5
Investment Grade Fixed Income	3.0
Investment Grade Bond	1.5
Commodities	1.0
Real Estate Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.36%	$1,000.00	$1,206.70	$2.00
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class B (a)	Actual	0.61%	$1,000.00	$1,205.20	$3.38
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

Class E (a)	Actual	0.51%	$1,000.00	$1,204.60	$2.83
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—95.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.4%
Communication Services Select Sector SPDR Fund (a) (b)	128,253	$8,654,512
Consumer Discretionary Select Sector SPDR Fund (b)	109,953	17,678,243
Consumer Staples Select Sector SPDR Fund (a) (b)	254,548	17,169,263
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	592,872	9,047,227
iShares Core MSCI Emerging Markets ETF (a)	1,151,673	71,449,793
iShares Core S&P Mid-Cap ETF (a)	188,815	43,395,351
iShares Core S&P Small-Cap ETF (a)	567,805	52,181,280
iShares MSCI Canada ETF (a)	550,334	16,972,301
iShares MSCI EAFE ETF (a)	2,078,696	151,661,660
iShares TIPS Bond ETF (a)	204,748	26,136,082
Materials Select Sector SPDR Fund (a) (b)	120,625	8,732,044
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	399,612	43,533,731
SPDR S&P 500 ETF Trust (b)	833,610	311,670,107
SPDR S&P International Small Cap ETF (a) (b)	756,739	26,796,128
Vanguard FTSE Pacific ETF (a)	83,926	6,679,670
Vanguard Long-Term Corporate Bond ETF (a)	117,984	13,104,483
Vanguard Real Estate ETF	101,324	8,605,447

Total Mutual Funds (Cost $677,194,903)		833,467,322

Short-Term Investment—4.5%

Mutual Funds—4.5%
AIM STIT-STIC Prime Portfolio	39,133,626	39,133,626

Total Short-Term Investments (Cost $39,133,626)		39,133,626

Securities Lending Reinvestments (c)—21.4%

Certificates of Deposit—3.7%
Banco del Estado de Chile 0.250%, 01/04/21	4,000,000	4,000,040
Canadian Imperial Bank of Commerce 0.250%, FEDEFF PRV + 0.160%, 02/26/21 (d)	3,000,000	3,000,381
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (d)	2,000,000	2,000,140
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (d)	5,000,000	5,000,605
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	2,000,000	1,999,264
0.301%, SOFR + 0.210%, 02/22/21 (d)	2,000,000	1,999,264
MUFG Bank Ltd. Zero Coupon, 02/22/21	1,998,695	1,999,380
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (d)	2,500,000	2,500,500
Societe Generale 0.230%, 04/05/21	5,000,000	4,999,605
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000

		32,494,179

Commercial Paper—0.7%
Antalis S.A.
0.210%, 01/04/21	2,998,443	2,999,943
Versailles Commercial Paper LLC 0.230%, 03/24/21	2,996,799	2,997,969

		5,997,912

Repurchase Agreements—12.4%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,000,112; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,442,194.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $10,004,089; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $11,113,260.	10,000,000	10,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,959,452; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $3,018,624.	2,959,435	2,959,435
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $9,003,762; collateralized by various Common Stock with an aggregate market value of $9,900,000.	9,000,000	9,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $13,400,179; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $13,668,006.	13,400,000	13,400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $7,600,169; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $7,752,004.	7,600,000	7,600,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $3,400,125; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $3,777,922.	3,400,000	3,400,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $6,800,076; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $6,938,795.	6,800,000	$6,800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $6,000,141; collateralized by various Common Stock with an aggregate market value of $6,666,744.	6,000,000	6,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $9,000,199; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $9,984,568.	9,000,000	9,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $3,200,152; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,550,069.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,500,076; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,663,833.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $5,450,109; collateralized by various Common Stock with an aggregate market value of $6,056,585.	5,450,000	5,450,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $12,000,267; collateralized by various Common Stock with an aggregate market value of $13,335,597.	12,000,000	12,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $13,900,587; collateralized by various Common Stock with an aggregate market value of $15,447,067.	13,900,000	13,900,000

		108,209,435

Time Deposit—0.6%
Royal Bank of Canada 0.150%, 01/04/21	5,000,000	5,000,000

Mutual Funds—4.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	5,000,000	5,000,000

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	25,000,000	25,000,000

		35,000,000

Total Securities Lending Reinvestments (Cost $186,701,874)		186,701,526

Total Investments—121.3% (Cost $903,030,403)		1,059,302,474
Other assets and liabilities (net)—(21.3)%		(186,089,827)

Net Assets—100.0%		$873,212,647

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $189,190,171 and the collateral received consisted of cash in the amount of $186,695,842 and non-cash collateral with a value of $6,314,008. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$833,467,322	$—	$—	$833,467,322
Total Short-Term Investment*	39,133,626	—	—	39,133,626
Securities Lending Reinvestments
Certificates of Deposit	—	32,494,179	—	32,494,179
Commercial Paper	—	5,997,912	—	5,997,912
Repurchase Agreements	—	108,209,435	—	108,209,435
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	35,000,000	—	—	35,000,000
Total Securities Lending Reinvestments	35,000,000	151,701,526	—	186,701,526
Total Investments	$907,600,948	$151,701,526	$—	$1,059,302,474

Collateral for Securities Loaned (Liability)	$—	$(186,695,842)	$—	$(186,695,842)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$625,068,446
Affiliated investments at value (c) (d)	434,234,028
Receivable for:
Fund shares sold	88,877
Dividends on affiliated investments	1,396,743
Prepaid expenses	2,448

Total Assets	1,060,790,542
Liabilities
Collateral for securities loaned	186,695,842
Payables for:
Fund shares redeemed	242,612
Accrued Expenses:
Management fees	232,125
Distribution and service fees	174,658
Administration fees	9,375
Custodian and accounting fees	18,839
Deferred trustees’ fees	173,762
Other expenses	30,682

Total Liabilities	187,577,895

Net Assets	$873,212,647

Net Assets Consist of:
Paid in surplus	$658,994,547
Distributable earnings (Accumulated losses)	214,218,100

Net Assets	$873,212,647

Net Assets
Class A	$35,982,740
Class B	829,530,158
Class E	7,699,749
Capital Shares Outstanding*
Class A	2,853,838
Class B	66,326,702
Class E	613,886
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.61
Class B	12.51
Class E	12.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $574,829,315.
(b)	Includes securities loaned at value of $118,924,659.
(c)	Identified cost of affiliated investments was $328,201,088.
(d)	Includes securities loaned at value of $70,265,512.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Underlying ETFs	$7,817,109
Dividends from affiliated investments	9,633,558
Securities lending income	790,690

Total investment income	18,241,357
Expenses
Management fees	2,534,069
Administration fees	37,750
Custodian and accounting fees	37,812
Distribution and service fees—Class B	1,889,856
Distribution and service fees—Class E	10,223
Audit and tax services	42,017
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	38,956
Insurance	5,881
Miscellaneous	11,624

Total expenses	4,708,156

Net Investment Income	13,533,201

Net Realized and Unrealized Gain
Net realized gain on :
Investments	5,963,318
Affiliated investments	40,102,940

Net realized gain	46,066,258

Net change in unrealized appreciation on:
Investments	15,764,580
Affiliated investments	7,008,462

Net change in unrealized appreciation	22,773,042

Net realized and unrealized gain	68,839,300

Net Increase in Net Assets From Operations	$82,372,501

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,533,201	$19,509,899
Net realized gain	46,066,258	33,783,079
Net change in unrealized appreciation	22,773,042	115,989,236

Increase in net assets from operations	82,372,501	169,282,214

From Distributions to Shareholders
Class A	(2,085,463)	(2,821,209)
Class B	(48,025,827)	(67,110,264)
Class E	(428,950)	(622,510)

Total distributions	(50,540,240)	(70,553,983)

Decrease in net assets from capital share transactions	(31,730,500)	(17,767,028)

Total increase in net assets	101,761	80,961,203

Net Assets
Beginning of period	873,110,886	792,149,683

End of period	$873,212,647	$873,110,886

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	154,658	$1,712,899	151,946	$1,781,457
Reinvestments	200,333	2,085,463	253,934	2,821,209
Redemptions	(360,263)	(4,100,439)	(295,258)	(3,434,354)

Net increase (decrease)	(5,272)	$(302,077)	110,622	$1,168,312

Class B
Sales	1,735,434	$18,386,916	1,163,991	$13,491,545
Reinvestments	4,644,664	48,025,827	6,078,828	67,110,264
Redemptions	(8,767,663)	(97,654,548)	(8,586,543)	(99,481,962)

Net decrease	(2,387,565)	$(31,241,805)	(1,343,724)	$(18,880,153)

Class E
Sales	61,914	$689,218	47,320	$547,632
Reinvestments	41,404	428,950	56,285	622,510
Redemptions	(120,197)	(1,304,786)	(105,580)	(1,225,329)

Net decrease	(16,879)	$(186,618)	(1,975)	$(55,187)

Decrease derived from capital shares transactions		$(31,730,500)		$(17,767,028)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.18	$10.86	$12.87	$11.10	$11.37

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.30	0.25	0.26	0.28
Net realized and unrealized gain (loss)	0.97	2.07	(1.24)	1.92	0.47

Total income (loss) from investment operations	1.19	2.37	(0.99)	2.18	0.75

Less Distributions
Distributions from net investment income	(0.31)	(0.27)	(0.29)	(0.28)	(0.28)
Distributions from net realized capital gains	(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.76)	(1.05)	(1.02)	(0.41)	(1.02)

Net Asset Value, End of Period	$12.61	$12.18	$10.86	$12.87	$11.10

Total Return (%) (b)	11.06	22.71 (c)	(8.44)	19.98	7.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.35	0.35	0.34	0.34	0.34
Ratio of net investment income to average net assets (%) (e)	1.95	2.58	2.06	2.19	2.53
Portfolio turnover rate (%)	73	57	32	43	59
Net assets, end of period (in millions)	$36.0	$34.8	$29.9	$34.8	$29.1

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.09	$10.78	$12.78	$11.03	$11.29

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.27	0.22	0.23	0.25
Net realized and unrealized gain (loss)	0.96	2.06	(1.23)	1.90	0.48

Total income (loss) from investment operations	1.15	2.33	(1.01)	2.13	0.73

Less Distributions
Distributions from net investment income	(0.28)	(0.24)	(0.26)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.73)	(1.02)	(0.99)	(0.38)	(0.99)

Net Asset Value, End of Period	$12.51	$12.09	$10.78	$12.78	$11.03

Total Return (%) (b)	10.75	22.44	(8.75)	19.64	6.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.60	0.60	0.59	0.59	0.59
Ratio of net investment income to average net assets (%) (e)	1.69	2.30	1.79	1.91	2.23
Portfolio turnover rate (%)	73	57	32	43	59
Net assets, end of period (in millions)	$829.5	$830.6	$755.4	$937.0	$868.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.12	$10.81	$12.81	$11.05	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.28	0.24	0.24	0.26
Net realized and unrealized gain (loss)	0.96	2.06	(1.24)	1.91	0.47

Total income (loss) from investment operations	1.16	2.34	(1.00)	2.15	0.73

Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.74)	(1.03)	(1.00)	(0.39)	(1.00)

Net Asset Value, End of Period	$12.54	$12.12	$10.81	$12.81	$11.05

Total Return (%) (b)	10.84	22.53	(8.63)	19.80	6.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.50	0.50	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (e)	1.79	2.42	1.91	1.99	2.33
Portfolio turnover rate (%)	73	57	32	43	59
Net assets, end of period (in millions)	$7.7	$7.6	$6.8	$7.9	$7.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $108,209,435, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$570,948,742	$0	$660,466,351

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$2,534,069	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
Communication Services Select Sector SPDR Fund	$—	$16,249,526	$(8,806,862)	$554,552	$657,296	$8,654,512
Consumer Discretionary Select Sector SPDR Fund	—	40,941,669	(25,554,421)	1,930,107	360,888	17,678,243
Consumer Staples Select Sector SPDR Fund	—	30,032,793	(14,752,482)	(50,908)	1,939,860	17,169,263
Financial Select Sector SPDR Fund	17,626,998	2,212,184	(15,569,130)	(3,739,295)	(530,757)	—
Health Care Select Sector SPDR Fund	17,442,914	18,601,997	(35,452,504)	492,543	(1,084,950)	—
Industrial Select Sector SPDR Fund	—	8,071,303	(8,410,894)	339,591	—	—
Materials Select Sector SPDR Fund	—	8,640,441	—	—	91,603	8,732,044
Real Estate Select Sector SPDR Fund	—	17,636,906	(18,717,961)	1,081,055	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	69,109,005	26,664,009	(51,680,809)	(964,680)	406,206	43,533,731
SPDR Dow Jones International Real Estate ETF	16,248,239	3,857,246	(16,038,334)	(3,879,078)	(188,073)	—
SPDR Portfolio Intermediate Term Corporate Bond ETF	—	43,666,909	(45,525,728)	1,858,819	—	—
SPDR S&P 500 ETF Trust	288,958,505	64,872,576	(83,834,355)	36,126,326	5,547,055	311,670,107
SPDR S&P International Small Cap ETF	26,051,348	2,824,818	(4,773,734)	376,580	2,317,116	26,796,128
Technology Select Sector SPDR Fund	18,135,443	15,096,736	(36,701,725)	5,977,328	(2,507,782)	—

	$453,572,452	$299,369,113	$(365,818,939)	$40,102,940	$7,008,462	$434,234,028

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Communication Services Select Sector SPDR Fund	$13,718	128,253
Consumer Discretionary Select Sector SPDR Fund	49,279	109,953
Consumer Staples Select Sector SPDR Fund	239,538	254,548
Financial Select Sector SPDR Fund	192,914	—
Health Care Select Sector SPDR Fund	126,180	—
Industrial Select Sector SPDR Fund	31,843	—
Materials Select Sector SPDR Fund	43,345	120,625
Real Estate Select Sector SPDR Fund	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	2,773,830	399,612
SPDR Dow Jones International Real Estate ETF	164,267	—
SPDR Portfolio Intermediate Term Corporate Bond ETF	483,639	—
SPDR S&P 500 ETF Trust	4,881,436	833,610
SPDR S&P International Small Cap ETF	490,865	756,739
Technology Select Sector SPDR Fund	142,704	—

	$9,633,558

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$905,508,464

Gross unrealized appreciation	153,794,009
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$153,794,009

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$19,242,453	$19,711,243	$31,297,787	$50,842,740	$50,540,240	$70,553,983

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,510,935	$42,086,919	$153,794,010	$—	$214,391,864

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth ETF Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers and transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and equal to the Sub-Advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, above the Expense Universe median, and equal to the Sub-Advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned 3.15%, 2.87%, and 3.00%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 2.80%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose for the one-year period, despite the coronavirus (“COVID-19”) pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as COVID-19 spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global COVID-19 infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible COVID-19 vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as former Vice President Joe Biden defeated incumbent President Donald Trump in the November 3rd U.S. presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved COVID-19 vaccines.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

Most equity markets outside the U.S. also performed well. Developed European markets gained ground as the European Union implemented massive monetary and fiscal stimulus to help address the economic fallout from COVID-19. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing COVID-19.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive results and outperformed its benchmark, the Russell 1000 Value Index. Broadly speaking, stock selection drove relative outperformance. Sector positioning, however, partially offset the positive performance.

Information Technology was the primary contributor, due to stock selection, led by a position in Qualcomm. Shares of the company regained from the first quarter sell-off and were up considerably for the one-year period, stemming from favorable earnings reports (which exceeded market expectations) and the unveiling of the company’s new Snapdragon 888 5G mobile platform.

Stock selection and an underweight position in Real Estate also aided relative returns. Shares of Weyerhaeuser, a pure-play timber real estate investment trust, finished higher over the one-year period, stemming from strong quarterly results in the wake of lumber and oriented strand board prices hitting recent highs.

Stock choices in the Energy sector further added to relative performance, although results were partially offset by an unfavorable overweight position. Shares of TC Energy, a utility-like infrastructure company that owns natural gas pipelines within the U.S., was a strong performer for the year relative to other energy names, which fell sharply in the first quarter due to the pandemic-related decrease in energy demand and a collapse in oil prices. In our view, TC Energy was a defensive play and tended to provide stability within the energy sector when energy prices were volatile.

Conversely, the Consumer Staples sector was the largest relative detractor, primarily due to stock choices, such as Tyson Foods. During the first half of the year, shares of the company lagged the broader market as the company grappled with uncertainty stemming from the COVID-19 outbreak and a shift from commercial to residential consumption. Additionally, shares were pressured due to reports of COVID-19 outbreaks at numerous plants. In the fourth quarter, the company came under fire after reports surfaced of management’s actions related to COVID-19.

An unfavorable underweight allocation and weak stock choices in the Consumer Discretionary sector also weighed on relative performance. Shares of Las Vegas Sands finished lower over the one-year period as a result of the COVID-19 pandemic’s negative effects on its business.

At the end of the period, the Portfolio was overweight the benchmark in Information Technology, Financials, Utilities, Energy,

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary—(Continued)

Health Care, and Materials. The Portfolio was underweight the benchmark in Communication Services, Consumer Discretionary, Industrials, Real Estate, and Consumer Staples. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Heather K. McPherson

John D. Linehan

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	3.15	10.17	10.52	—
Class B	2.87	9.90	10.25	—
Class E	3.00	10.01	—	8.33
Russell 1000 Value Index	2.80	9.73	10.50	—

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Morgan Stanley	3.2
General Electric Co.	3.2
Southern Co. (The)	2.7
QUALCOMM, Inc.	2.6
United Parcel Service, Inc. - Class B	2.6
Chubb, Ltd.	2.6
Wells Fargo & Co.	2.6
American International Group, Inc.	2.5
Microsoft Corp.	2.3
DuPont de Nemours, Inc.	2.2

Top Sectors

% of Net Assets
Financials	21.6
Health Care	15.0
Information Technology	12.6
Industrials	12.1
Utilities	8.4
Consumer Staples	7.2
Energy	5.8
Materials	5.1
Communication Services	4.2
Real Estate	3.5

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.51%	$1,000.00	$1,261.80	$2.90
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class B (a)	Actual	0.76%	$1,000.00	$1,260.30	$4.32
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class E (a)	Actual	0.66%	$1,000.00	$1,260.90	$3.75
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Boeing Co. (The)	125,005	$26,758,570

Air Freight & Logistics—2.6%
United Parcel Service, Inc. - Class B	481,414	81,070,118

Airlines—0.8%
Southwest Airlines Co. (a)	562,640	26,224,650

Auto Components—1.2%
Magna International, Inc.	525,744	37,222,675

Banks—7.3%
Bank of America Corp.	1,004,748	30,453,912
Fifth Third Bancorp	1,601,374	44,149,881
JPMorgan Chase & Co.	418,735	53,208,657
Signature Bank	159,100	21,524,639
Wells Fargo & Co.	2,668,508	80,535,571

		229,872,660

Beverages—0.8%
Coca-Cola Co. (The)	487,000	26,707,080

Biotechnology—2.0%
AbbVie, Inc.	444,600	47,638,890
Gilead Sciences, Inc.	271,331	15,807,744

		63,446,634

Building Products—0.6%
Fortune Brands Home & Security, Inc. (a)	215,900	18,506,948

Capital Markets—6.1%
Charles Schwab Corp. (The)	909,500	48,239,880
Goldman Sachs Group, Inc. (The)	69,000	18,195,990
Morgan Stanley	1,462,571	100,229,991
State Street Corp.	371,300	27,023,214

		193,689,075

Chemicals—3.4%
CF Industries Holdings, Inc.	915,991	35,458,012
DuPont de Nemours, Inc.	994,482	70,717,615

		106,175,627

Commercial Services & Supplies—0.5%
Stericycle, Inc. (a) (b)	226,421	15,697,768

Communications Equipment—1.6%
Cisco Systems, Inc.	1,145,787	51,273,968

Consumer Finance—0.4%
Capital One Financial Corp. (a)	134,109	13,256,675

Containers & Packaging—1.8%
International Paper Co.	1,116,850	55,529,782

Diversified Financial Services—1.3%
Equitable Holdings, Inc.	1,606,285	41,104,833

Electric Utilities—5.8%
Edison International (a)	559,999	35,179,137
Entergy Corp.	163,000	16,273,920
NextEra Energy, Inc.	603,696	46,575,146
Southern Co. (The)	1,397,329	85,837,921

		183,866,124

Electrical Equipment—0.6%
Rockwell Automation, Inc.	77,300	19,387,613

Electronic Equipment, Instruments & Components—0.9%
TE Connectivity, Ltd.	239,194	28,959,218

Energy Equipment & Services—0.3%
Schlumberger NV	454,200	9,915,186

Entertainment—1.3%
Walt Disney Co. (The) (a) (b)	228,247	41,353,791

Equity Real Estate Investment Trusts—3.5%
AvalonBay Communities, Inc. (a)	80,000	12,834,400
SL Green Realty Corp. (a)	233,000	13,882,140
Welltower, Inc.	305,000	19,709,100
Weyerhaeuser Co. (a)	1,918,654	64,332,469

		110,758,109

Food & Staples Retailing—0.9%
Walmart, Inc.	186,969	26,951,581

Food Products—3.3%
Bunge, Ltd.	415,786	27,267,246
Conagra Brands, Inc. (a)	940,500	34,102,530
Tyson Foods, Inc. - Class A	668,740	43,093,605

		104,463,381

Health Care Equipment & Supplies—5.7%
Becton Dickinson & Co.	183,450	45,902,859
Hologic, Inc. (b)	469,976	34,228,352
Medtronic plc	558,756	65,452,678
Zimmer Biomet Holdings, Inc.	212,900	32,805,761

		178,389,650

Health Care Providers & Services—1.5%
Anthem, Inc.	22,000	7,063,980
CVS Health Corp.	586,752	40,075,162

		47,139,142

Hotels, Restaurants & Leisure—0.6%
Las Vegas Sands Corp.	344,268	20,518,373

Household Products—0.7%
Kimberly-Clark Corp.	159,213	21,466,689

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—3.2%
General Electric Co.	9,238,849	$99,779,569

Insurance—6.5%
American International Group, Inc.	2,050,245	77,622,276
Chubb, Ltd.	524,068	80,664,546
Marsh & McLennan Cos., Inc.	296,256	34,661,952
Principal Financial Group, Inc.	239,400	11,876,634

		204,825,408

Interactive Media & Services—0.2%
Alphabet, Inc. - Class C (b)	3,000	5,255,640

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc.	52,875	24,628,118

Machinery—2.4%
Caterpillar, Inc.	147,000	26,756,940
Cummins, Inc.	105,900	24,049,890
Illinois Tool Works, Inc.	123,651	25,209,966

		76,016,796

Media—2.8%
Comcast Corp. - Class A	787,219	41,250,276
Fox Corp. - Class B	695,654	20,090,487
News Corp. - Class A	1,444,358	25,955,113

		87,295,876

Multi-Utilities—1.4%
Ameren Corp. (a)	331,600	25,884,696
Sempra Energy	149,073	18,993,391

		44,878,087

Multiline Retail—0.5%
Kohl’s Corp. (a)	409,264	16,652,952

Oil, Gas & Consumable Fuels—5.5%
ConocoPhillips (a)	685,700	27,421,143
Exxon Mobil Corp.	746,716	30,779,633
Pioneer Natural Resources Co.	168,300	19,167,687
TC Energy Corp. (a)	645,073	26,267,373
TOTAL SE (ADR) (a)	1,631,562	68,378,763

		172,014,599

Pharmaceuticals—4.8%
Elanco Animal Health, Inc. (a) (b)	866,013	26,560,619
Johnson & Johnson	345,259	54,336,861
Merck & Co., Inc.	226,912	18,561,401
Perrigo Co. plc	402,101	17,981,957
Pfizer, Inc.	900,995	33,165,626

		150,606,464

Professional Services—0.5%
Nielsen Holdings plc (a)	813,500	16,977,745

Semiconductors & Semiconductor Equipment—7.1%
Applied Materials, Inc.	773,642	66,765,305
NXP Semiconductors NV	161,200	25,632,412
QUALCOMM, Inc.	539,943	82,254,917
Texas Instruments, Inc.	293,203	48,123,408

		222,776,042

Software—3.0%
Citrix Systems, Inc. (a)	182,000	23,678,200
Microsoft Corp.	321,389	71,483,341

		95,161,541

Specialty Retail—1.1%
TJX Cos., Inc. (The)	524,000	35,783,960

Tobacco—1.5%
Philip Morris International, Inc.	573,953	47,517,569

Total Common Stocks (Cost $2,545,205,880)		3,079,876,286

Convertible Preferred Stocks—1.4%

Electric Utilities—0.4%
Southern Co. (The) 6.750%, 08/01/22 (a)	246,505	12,793,610

Health Care Equipment & Supplies—0.3%
Becton Dickinson and Co. 6.000%, 06/01/23 (a)	137,731	7,593,110

Multi-Utilities—0.7%
Sempra Energy
6.000%, 01/15/21	177,718	17,729,147
6.750%, 07/15/21 (a)	45,416	4,711,002

		22,440,149

Pharmaceuticals—0.0%
Elanco Animal Health, Inc. 5.000%, 02/01/23 (a)	19,833	968,644

Total Convertible Preferred Stocks (Cost $42,592,069)		43,795,513

Short-Term Investment—0.9%

Mutual Funds—0.9%
T. Rowe Price Treasury Reserve Fund (c)	28,066,461	28,066,461

Total Short-Term Investments (Cost $28,066,461)		28,066,461

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—5.2%

Security Description	Principal Amount*	Value

Certificates of Deposit—1.4%
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - (0.010)%, 06/09/21 (e)	2,000,000	$1,999,644
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (e)	4,000,000	4,000,176
BNP Paribas S.A. New York 0.268%, 1M LIBOR + 0.120%, 02/11/21 (e)	1,000,000	1,000,083
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (e)	5,000,000	5,000,605
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (e)	2,000,000	2,000,084
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (e)	1,000,000	999,632
0.301%, SOFR + 0.210%, 02/22/21 (e)	1,000,000	999,632
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	2,997,359	2,999,670
Mizuho Bank, Ltd. 0.250%, 03/22/21	3,000,000	3,000,066
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (e)	1,000,000	1,000,220
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	5,000,000	4,999,690
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (e)	2,000,000	1,999,982
0.273%, 3M LIBOR + 0.060%, 01/29/21 (e)	3,000,000	3,000,036
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	1,996,988	1,998,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (e)	4,000,000	3,999,180
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (e)	5,000,000	5,002,270

		43,998,970

Repurchase Agreements—2.7%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $15,000,417; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $16,658,230.	15,000,000	15,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $24,537,196; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $25,027,803.	24,537,059	24,537,059
BMO Capital Markets Repurchase Agreement dated 12/31/20 at 0.280%, due on 01/04/21 with a maturity value of $5,000,156; collateralized by various Common Stock with an aggregate market value of $5,500,171.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $12,505,225; collateralized by various Common Stock with an aggregate market value of $13,750,000.	12,500,000	12,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,500,047; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,570,001.	3,500,000	3,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,000,044; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,040,001.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,800,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,836,740.	1,800,000	1,800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $8,000,187; collateralized by various Common Stock with an aggregate market value of $8,888,993.	8,000,000	8,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $3,000,152; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,327,667.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,100,131; collateralized by various Common Stock with an aggregate market value of $3,445,029.	3,100,000	3,100,000
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $6,000,120; collateralized by various Common Stock with an aggregate market value of $6,667,799.	6,000,000	6,000,000

		84,437,059

Mutual Funds—1.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (f)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 0.200% (f)	6,000,000	6,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (f)	15,000,000	$15,000,000

		36,000,000

Total Securities Lending Reinvestments (Cost $164,434,457)		164,436,029

Total Investments—105.1% (Cost $2,780,298,867)		3,316,174,289
Other assets and liabilities (net)—(5.1)%		(161,579,447)

Net Assets—100.0%		$3,154,594,842

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $161,181,675 and the collateral received consisted of cash in the amount of $164,431,406. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,079,876,286	$—	$—	$3,079,876,286
Total Convertible Preferred Stocks*	43,795,513	—	—	43,795,513
Total Short-Term Investment*	28,066,461	—	—	28,066,461
Securities Lending Reinvestments
Certificates of Deposit	—	43,998,970	—	43,998,970
Repurchase Agreements	—	84,437,059	—	84,437,059
Mutual Funds	36,000,000	—	—	36,000,000
Total Securities Lending Reinvestments	36,000,000	128,436,029	—	164,436,029
Total Investments	$3,187,738,260	$128,436,029	$—	$3,316,174,289

Collateral for Securities Loaned (Liability)	$—	$(164,431,406)	$—	$(164,431,406)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,288,107,828
Affiliated investments at value (c)	28,066,461
Cash	1,700,000
Receivable for:
Fund shares sold	62,483
Dividends	6,063,948
Dividends on affiliated investments	1,916
Prepaid expenses	8,061

Total Assets	3,324,010,697
Liabilities
Collateral for securities loaned	164,431,406
Payables for:
Investments purchased	1,596,446
Fund shares redeemed	1,536,354
Accrued Expenses:
Management fees	1,300,376
Distribution and service fees	240,977
Deferred trustees’ fees	173,762
Other expenses	136,534

Total Liabilities	169,415,855

Net Assets	$3,154,594,842

Net Assets Consist of:
Paid in surplus	$2,565,808,057
Distributable earnings (Accumulated losses)	588,786,785

Net Assets	$3,154,594,842

Net Assets
Class A	$1,871,934,377
Class B	939,298,045
Class E	343,362,420
Capital Shares Outstanding*
Class A	65,058,857
Class B	32,990,051
Class E	12,001,954
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.77
Class B	28.47
Class E	28.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,752,232,406.
(b)	Includes securities loaned at value of $161,181,675.
(c)	Identified cost of affiliated investments was $28,066,461.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$81,279,641
Dividends from affiliated investments	192,225
Securities lending income	673,446

Total investment income	82,145,312
Expenses
Management fees	15,624,448
Administration fees	107,052
Custodian and accounting fees	133,120
Distribution and service fees—Class B	2,043,970
Distribution and service fees—Class E	459,454
Audit and tax services	44,887
Legal	46,421
Trustees’ fees and expenses	54,229
Shareholder reporting	105,775
Insurance	20,785
Miscellaneous	48,865

Total expenses	18,689,006
Less management fee waiver	(2,012,389)

Net expenses	16,676,617

Net Investment Income	65,468,695

Net Realized and Unrealized Gain
Net realized gain on:
Investments	2,570,746
Foreign currency transactions	24,678

Net realized gain	2,595,424

Net change in unrealized appreciation (depreciation) on:
Investments	38,511,541
Foreign currency transactions	(2,024)

Net change in unrealized appreciation	38,509,517

Net realized and unrealized gain	41,104,941

Net Increase in Net Assets From Operations	$106,573,636

(a)	Net of foreign withholding taxes of $1,526,184.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$65,468,695	$71,531,961
Net realized gain	2,595,424	215,657,273
Net change in unrealized appreciation	38,509,517	428,299,361

Increase in net assets from operations	106,573,636	715,488,595

From Distributions to Shareholders
Class A	(168,355,866)	(247,879,861)
Class B	(83,768,546)	(123,293,562)
Class E	(31,211,350)	(49,440,223)

Total distributions	(283,335,762)	(420,613,646)

Increase in net assets from capital share transactions	195,122,063	33,275,135

Total increase in net assets	18,359,937	328,150,084

Net Assets
Beginning of period	3,136,234,905	2,808,084,821

End of period	$3,154,594,842	$3,136,234,905

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,798,087	$66,583,730	135,417	$4,014,147
Reinvestments	7,307,112	168,355,866	8,830,775	247,879,861
Redemptions	(3,505,476)	(93,957,989)	(8,264,422)	(251,167,884)

Net increase	6,599,723	$140,981,607	701,770	$726,124

Class B
Sales	3,112,046	$75,517,304	1,323,495	$39,692,984
Reinvestments	3,669,231	83,768,546	4,428,648	123,293,562
Redemptions	(4,130,498)	(106,219,487)	(4,271,086)	(127,990,146)

Net increase	2,650,779	$53,066,363	1,481,057	$34,996,400

Class E
Sales	535,225	$12,966,917	296,093	$8,889,844
Reinvestments	1,361,752	31,211,350	1,769,514	49,440,223
Redemptions	(1,676,044)	(43,104,174)	(2,023,894)	(60,777,456)

Net increase (decrease)	220,933	$1,074,093	41,713	$(2,447,389)

Increase derived from capital shares transactions		$195,122,063		$33,275,135

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$31.29	$28.64	$35.45	$33.81	$34.09

Income (Loss) from Investment Operations
Net investment income (a)	0.64	0.74	0.71	0.69	0.82
Net realized and unrealized gain (loss)	(0.35)	6.42	(3.50)	4.78	4.08

Total income (loss) from investment operations	0.29	7.16	(2.79)	5.47	4.90

Less Distributions
Distributions from net investment income	(0.71)	(0.75)	(0.71)	(0.80)	(1.08)
Distributions from net realized capital gains	(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(2.81)	(4.51)	(4.02)	(3.83)	(5.18)

Net Asset Value, End of Period	$28.77	$31.29	$28.64	$35.45	$33.81

Total Return (%) (b)	3.15	26.81	(8.95)	17.27	16.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.52	0.52	0.54	0.54	0.56
Ratio of net investment income to average net assets (%)	2.48	2.44	2.12	2.02	2.51
Portfolio turnover rate (%)	30	19	20	32	27
Net assets, end of period (in millions)	$1,871.9	$1,829.4	$1,654.3	$2,224.4	$1,882.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.99	$28.39	$35.16	$33.57	$33.86

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.66	0.62	0.60	0.74
Net realized and unrealized gain (loss)	(0.35)	6.37	(3.46)	4.74	4.05

Total income (loss) from investment operations	0.22	7.03	(2.84)	5.34	4.79

Less Distributions
Distributions from net investment income	(0.64)	(0.67)	(0.62)	(0.72)	(0.98)
Distributions from net realized capital gains	(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(2.74)	(4.43)	(3.93)	(3.75)	(5.08)

Net Asset Value, End of Period	$28.47	$30.99	$28.39	$35.16	$33.57

Total Return (%) (b)	2.87	26.52	(9.16)	16.95	15.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.77	0.77	0.79	0.79	0.81
Ratio of net investment income to average net assets (%)	2.23	2.19	1.89	1.77	2.26
Portfolio turnover rate (%)	30	19	20	32	27
Net assets, end of period (in millions)	$939.3	$940.1	$819.3	$1,000.3	$967.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$31.12	$28.50	$35.28	$33.67	$33.95

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.69	0.66	0.64	0.77
Net realized and unrealized gain (loss)	(0.35)	6.39	(3.48)	4.75	4.07

Total income (loss) from investment operations	0.25	7.08	(2.82)	5.39	4.84

Less Distributions
Distributions from net investment income	(0.66)	(0.70)	(0.65)	(0.75)	(1.02)
Distributions from net realized capital gains	(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(2.76)	(4.46)	(3.96)	(3.78)	(5.12)

Net Asset Value, End of Period	$28.61	$31.12	$28.50	$35.28	$33.67

Total Return (%) (b)	3.00	26.62	(9.06)	17.07	16.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.67	0.67	0.69	0.69	0.71
Ratio of net investment income to average net assets (%)	2.33	2.29	1.98	1.87	2.36
Portfolio turnover rate (%)	30	19	20	32	27
Net assets, end of period (in millions)	$343.4	$366.7	$334.5	$427.7	$416.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2020 through 2016. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $84,437,059. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(151,927,008)	$—	$—	$—	$(151,927,008)
Convertible Preferred Stocks	(12,504,398)	—	—	—	(12,504,398)
Total Borrowings	$(164,431,406)	$—	$—	$—	$(164,431,406)
Gross amount of recognized liabilities for securities lending transactions					$(164,431,406)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$822,248,360	$0	$809,876,596

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets, provided the assets exceed $1 Billion. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020, were $15,624,448.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period July 1, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.055% on all assets when average daily net assets exceed $2 billion to below $3 billion. When average daily net assets exceed $3 billion to below $4 billion, the advisory fees are reduced at the annual rate of 0.060% on all assets.

Prior to July 1, 2020, the Brighthouse Investment Advisers had agreed, for the period April 30, 2020 to June 30, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	All Assets

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year December 31, 2020 amounted to $1,460,898 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2020 amounted to $551,491 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value as of December 31, 2020	Income earned from affiliates during the period	Number of shares held December 31, 2020
T. Rowe Price Treasury Reserve Fund	$54,985,805	$325,143,555	$(352,062,899)	$28,066,461	$192,225	28,066,461

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,794,187,501

Gross unrealized appreciation	667,603,526
Gross unrealized depreciation	(145,616,732)

Net unrealized appreciation (depreciation)	$521,986,794

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$75,501,985	$70,822,349	$207,833,777	$349,791,297	$283,335,762	$420,613,646

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$64,839,618	$2,133,172	$521,987,758	$—	$588,960,548

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Large Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-year and three-year periods ended October 31, 2020, and outperformed its benchmark for the five-year period ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee, each of which were effective beginning July 1, 2020.

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 24.30%, 23.92%, and 24.09%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.59%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose for the one-year period, despite the coronavirus (“COVID-19”) pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as COVID-19 spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global COVID-19 infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible COVID-19 vaccines and treatments boosted stocks.

During the final months of the year, stocks benefited from reduced political uncertainty as former Vice President Joe Biden defeated incumbent President Donald Trump in the November 3rd U.S. presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved COVID-19 vaccines.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

Most equity markets outside the U.S. also performed well. Developed European markets gained ground as the European Union implemented massive monetary and fiscal stimulus to help address the economic fallout from COVID-19. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing COVID-19.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index. Broadly speaking, stock selection as well as sector allocation detracted from relative performance.

The Information Technology sector was the largest relative detractor, due to an underweight allocation, while stock selection also had a negative impact. In our view, many expensive, aggressive growth companies that do not fit our investment framework reside in the Information Technology sector, particularly in software and pockets of IT services. The Portfolio’s underperformance in this sector was driven by a lack of exposure to these highflying names in the benchmark, which delivered strong returns over the period.

The Health Care sector weighed on relative performance due to weak stock choices. Shares of medical device manufacturer Teleflex trailed the broader health care sector and detracted from relative performance. Shares came under meaningful pressure during the March sell-off as widespread COVID-19 driven delays and cancellations of scheduled and voluntary medical procedures depressed demand for the company’s surgical devices. While the volume of elective surgeries has begun to reaccelerate and wide-spread vaccine distribution should help businesses return to normal, uncertainty around the near-term outlook for the company caused shares to lag the broader sector.

Unfavorable stock selection in the Consumer Discretionary sector also detracted from relative performance. Shares of cruise line operator Norwegian Cruise Line Holdings were punished during the spring sell-off as the company found itself in the bullseye of the COVID-19 pandemic and was forced to cancel cruising operations for the foreseeable future.

Conversely, an underweight allocation to the Consumer Staples sector contributed to relative performance, although this was almost completely offset by weak stock selection. The sector underperformed the broader Russell Midcap Growth Index, and the Portfolio had only select exposure to the sector, seeking attractive durable growth opportunities in other pockets of the market.

No other sector contributed to relative performance.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight the benchmark in the Industrials, Health Care, Consumer Discretionary, Materials, Financials, and Utilities sectors. The Portfolio was underweight the benchmark in the Information Technology, Communication Services, Consumer Staples, Real Estate, and Energy sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	24.30	16.36	14.77
Class B	23.92	16.05	14.48
Class E	24.09	16.19	14.60
Russell Midcap Growth Index	35.59	18.65	15.04

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Hologic, Inc.	2.6
Ball Corp.	2.3
Teleflex, Inc.	2.3
Catalent, Inc.	2.2
Microchip Technology, Inc.	2.0
Match Group, Inc.	1.9
Agilent Technologies, Inc.	1.9
Ingersoll Rand, Inc.	1.7
Marvell Technology Group, Ltd.	1.7
Burlington Stores, Inc.	1.6

Top Sectors

% of Net Assets
Health Care	26.1
Information Technology	21.8
Industrials	16.7
Consumer Discretionary	14.8
Financials	5.4
Materials	5.3
Communication Services	4.0
Consumer Staples	2.0
Utilities	1.3
Energy	0.2

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.74%	$1,000.00	$1,267.00	$4.22
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

Class B (a)	Actual	0.99%	$1,000.00	$1,264.10	$5.63
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.03

Class E (a)	Actual	0.89%	$1,000.00	$1,266.10	$5.07
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
BWX Technologies, Inc. (a)	204,000	$12,297,120
Textron, Inc. (a)	575,000	27,789,750

		40,086,870

Airlines—0.4%
Alaska Air Group, Inc.	144,000	7,488,000

Auto Components—1.2%
Aptiv plc	167,000	21,758,430

Banks—0.4%
Webster Financial Corp.	193,000	8,134,950

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a) (b)	2,000	1,988,580

Biotechnology—5.1%
ACADIA Pharmaceuticals, Inc. (b)	19,000	1,015,740
Alkermes plc (b)	358,000	7,142,100
Alnylam Pharmaceuticals, Inc. (b)	61,000	7,928,170
Argenx SE (ADR) (b)	35,000	10,293,150
Ascendis Pharma A/S (ADR) (b)	22,000	3,669,160
Exact Sciences Corp. (a) (b)	80,703	10,692,340
Exelixis, Inc. (b)	57,552	1,155,069
Incyte Corp. (b)	168,000	14,612,640
Ionis Pharmaceuticals, Inc. (b)	181,000	10,233,740
Neurocrine Biosciences, Inc. (a) (b)	73,000	6,997,050
Seagen, Inc. (a) (b)	84,000	14,711,760
Ultragenyx Pharmaceutical, Inc. (a) (b)	34,000	4,706,620

		93,157,539

Capital Markets—3.2%
Cboe Global Markets, Inc.	169,336	15,768,568
KKR & Co., Inc.	335,000	13,564,150
MarketAxess Holdings, Inc.	17,000	9,699,520
Raymond James Financial, Inc. (a)	61,000	5,835,870
Tradeweb Markets, Inc. - Class A (a)	212,000	13,239,400

		58,107,508

Chemicals—0.5%
RPM International, Inc.	96,000	8,714,880

Commercial Services & Supplies—0.4%
Waste Connections, Inc.	72,000	7,385,040

Construction Materials—0.3%
Martin Marietta Materials, Inc.	19,000	5,395,430

Containers & Packaging—4.2%
Avery Dennison Corp.	95,000	14,735,450
Ball Corp.	457,000	42,583,260
Packaging Corp. of America	46,000	6,343,860
Sealed Air Corp. (a)	265,000	12,134,350

		75,796,920

Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc. (b)	12,000	2,075,880
Terminix Global Holdings, Inc. (b)	366,000	18,669,660

		20,745,540

Electric Utilities—0.2%
Eversource Energy	49,000	4,238,990

Electrical Equipment—0.5%
Array Technologies, Inc. (a) (b)	217,000	9,361,380

Electronic Equipment, Instruments & Components—3.5%
Amphenol Corp. - Class A	61,000	7,976,970
Cognex Corp. (a)	57,000	4,576,245
Corning, Inc.	382,000	13,752,000
Keysight Technologies, Inc. (a) (b)	190,000	25,097,100
National Instruments Corp.	301,000	13,225,940

		64,628,255

Entertainment—1.4%
Spotify Technology S.A. (b)	48,000	15,103,680
Zynga, Inc. - Class A (a) (b)	1,107,000	10,926,090

		26,029,770

Food & Staples Retailing—1.2%
Casey’s General Stores, Inc.	112,000	20,005,440
Sprouts Farmers Market, Inc. (a) (b)	83,932	1,687,033

		21,692,473

Food Products—0.4%
TreeHouse Foods, Inc. (a) (b)	178,000	7,563,220

Health Care Equipment & Supplies—9.5%
Alcon, Inc. (b)	157,000	10,358,860
Align Technology, Inc. (b)	16,000	8,550,080
Cooper Cos., Inc. (The)	77,000	27,975,640
DENTSPLY SIRONA, Inc.	84,000	4,398,240
Hologic, Inc. (b)	646,000	47,048,180
ICU Medical, Inc. (a) (b)	38,000	8,150,620
IDEXX Laboratories, Inc. (b)	17,000	8,497,790
Quidel Corp. (a) (b)	36,218	6,506,564
Teleflex, Inc.	103,000	42,391,710
West Pharmaceutical Services, Inc.	33,000	9,349,230

		173,226,914

Health Care Providers & Services—1.0%
Acadia Healthcare Co., Inc. (a) (b)	239,000	12,012,140
Molina Healthcare, Inc. (b)	26,000	5,529,680

		17,541,820

Health Care Technology—1.4%
Multiplan Corp. (a) (b)	746,000	5,960,540
Veeva Systems, Inc. - Class A (b)	72,000	19,602,000

		25,562,540

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—4.7%
Airbnb, Inc. - Class A (a) (b)	8,063	$1,183,648
Chipotle Mexican Grill, Inc. (b)	11,000	15,253,810
Domino’s Pizza, Inc.	17,000	6,518,820
DraftKings, Inc. - Class A (b)	96,000	4,469,760
Hilton Worldwide Holdings, Inc.	190,000	21,139,400
Marriott International, Inc. - Class A	68,000	8,970,560
MGM Resorts International (a)	482,000	15,187,820
Vail Resorts, Inc.	48,000	13,390,080

		86,113,898

Household Products—0.3%
Reynolds Consumer Products, Inc. (a)	193,000	5,797,720

Industrial Conglomerates—0.9%
Roper Technologies, Inc.	36,000	15,519,240

Insurance—1.7%
Assurant, Inc.	96,000	13,077,120
Axis Capital Holdings, Ltd. (a)	178,000	8,969,420
GoHealth, Inc. - Class A (a) (b)	135,000	1,844,100
Kemper Corp. (a)	58,000	4,456,140
Selectquote, Inc. (a) (b)	86,000	1,784,500

		30,131,280

Interactive Media & Services—2.6%
IAC/InterActiveCorp. (b)	62,314	11,799,156
Match Group, Inc. (a) (b)	235,000	35,529,650

		47,328,806

Internet & Direct Marketing Retail—1.2%
DoorDash, Inc. - Class A (a) (b)	6,547	934,584
DoorDash, Inc. - Series A † (b) (d)	13,125	1,686,235
Etsy, Inc. (b)	73,000	12,987,430
Farfetch, Ltd. - Class A (b)	96,000	6,125,760

		21,734,009

IT Services—3.6%
Black Knight, Inc. (b)	178,000	15,726,300
Broadridge Financial Solutions, Inc.	49,000	7,506,800
FleetCor Technologies, Inc. (b)	72,000	19,643,760
Global Payments, Inc.	29,000	6,247,180
Leidos Holdings, Inc.	48,000	5,045,760
SoFi, Inc. † (b) (c) (d)	196,078	3,613,718
WEX, Inc. (a) (b)	34,000	6,920,020

		64,703,538

Life Sciences Tools & Services—5.6%
Agilent Technologies, Inc.	288,000	34,125,120
Avantor, Inc. (b)	698,000	19,648,700
Bruker Corp.	476,000	25,765,880
PPD, Inc. (b)	140,000	4,790,800
PRA Health Sciences, Inc. (b)	144,000	18,063,360

		102,393,860

Machinery—4.7%
Colfax Corp. (a) (b)	394,000	15,066,560
Fortive Corp. (a)	229,000	16,217,780
IDEX Corp.	121,000	24,103,200
Ingersoll Rand, Inc. (b)	670,000	30,525,200

		85,912,740

Metals & Mining—0.5%
Kirkland Lake Gold, Ltd.	226,000	9,327,020

Multi-Utilities—1.1%
Ameren Corp.	72,000	5,620,320
Sempra Energy	108,000	13,760,280

		19,380,600

Multiline Retail—2.1%
Dollar General Corp.	106,000	22,291,800
Dollar Tree, Inc. (b)	156,000	16,854,240

		39,146,040

Oil, Gas & Consumable Fuels—0.2%
Venture Global LNG, Inc. - Series B † (b) (c) (d)	78	434,093
Venture Global LNG, Inc. - Series C † (b) (c) (d)	540	3,005,256

		3,439,349

Pharmaceuticals—3.5%
Catalent, Inc. (b)	382,000	39,754,740
Elanco Animal Health, Inc. (b)	406,000	12,452,020
Perrigo Co. plc (a)	245,000	10,956,400

		63,163,160

Professional Services—6.4%
Clarivate plc (b)	733,000	21,777,430
CoStar Group, Inc. (b)	22,000	20,334,160
Dun & Bradstreet Holdings, Inc. (a) (b)	193,000	4,805,700
Equifax, Inc.	92,000	17,741,280
IHS Markit, Ltd.	120,000	10,779,600
TransUnion	205,000	20,340,100
Verisk Analytics, Inc.	101,000	20,966,590

		116,744,860

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A † (b) (c) (d)	15,741	0

Road & Rail—1.2%
J.B. Hunt Transport Services, Inc.	154,000	21,044,100

Semiconductors & Semiconductor Equipment—8.2%
Entegris, Inc.	149,000	14,318,900
Inphi Corp. (b)	50,000	8,023,500
KLA Corp.	60,000	15,534,600
Marvell Technology Group, Ltd.	635,000	30,187,900
Maxim Integrated Products, Inc.	217,000	19,237,050
Microchip Technology, Inc.	267,000	36,875,370

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Skyworks Solutions, Inc.	96,000	$14,676,480
Xilinx, Inc.	72,000	10,207,440

		149,061,240

Software—6.2%
Atlassian Corp. plc - Class A (b)	63,000	14,733,810
Bentley Systems, Inc. - Class B (a)	30,000	1,215,300
Bill.com Holdings, Inc. (b)	29,000	3,958,500
Ceridian HCM Holding, Inc. (b)	190,000	20,246,400
Citrix Systems, Inc. (a)	77,000	10,017,700
Crowdstrike Holdings, Inc. - Class A (a) (b)	44,000	9,320,080
DocuSign, Inc. (b)	109,000	24,230,700
Five9, Inc. (b)	24,000	4,185,600
Ncino, Inc. (a) (b)	20,000	1,448,200
Procore Technologies, Inc. † (b) (c) (d)	11,235	707,805
PTC, Inc. (a) (b)	28,000	3,349,080
Splunk, Inc. (b)	84,000	14,270,760
SS&C Technologies Holdings, Inc.	84,000	6,111,000

		113,794,935

Special Purpose Acquisition Companies—0.3%
Pershing Square Tontine Holdings, Ltd. - Class A (b)	182,000	5,045,040

Specialty Retail—3.2%
Burlington Stores, Inc. (b)	109,000	28,508,950
Five Below, Inc. (a) (b)	28,000	4,899,440
O’Reilly Automotive, Inc. (b)	33,000	14,934,810
Ross Stores, Inc.	80,000	9,824,800

		58,168,000

Textiles, Apparel & Luxury Goods—0.6%
lululemon athletica, Inc. (b)	9,000	3,132,270
JAND, Inc. - Class A † (b) (c) (d)	3,714	91,107
VF Corp.	97,000	8,284,770

		11,508,147

Total Common Stocks (Cost $1,040,278,064)		1,768,062,631

Convertible Preferred Stocks—0.6%

Automobiles—0.3%
Rivian Automotive, Inc.
Series D † (b) (c) (d)	274,442	4,358,139
Series E † (b) (c) (d)	103,567	1,644,644

		6,002,783

Internet & Direct Marketing Retail—0.3%
Roofoods, Ltd.
Series G † (b) (c) (d)	169	108,716
Series F † (b) (c) (d)	7,253	4,665,782

		4,774,498

Real Estate Management & Development—0.0%
WeWork Cos., Inc.
Series D2 † (b) (c) (d)	70,588	0
WeWork Cos., Inc. Series D1 † (b) (c) (d)	89,839	0

		0

Software—0.0%
Procore Technologies, Inc. Series B † (b) (c) (d)	2,826	178,038

Textiles, Apparel & Luxury Goods—0.0%
JAND, Inc.
Series AA † (b) (c) (d)	7,692	188,689
Series B † (b) (c) (d)	10	245

		188,934

Total Convertible Preferred Stocks (Cost $10,175,629)		11,144,253

Warrant—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings, Ltd., Expires 07/24/25 (b) (Cost $117,892)	20,761	199,306

Short-Term Investment—2.3%

Mutual Funds—2.3%
T. Rowe Price Treasury Reserve Fund (e)	41,016,658	41,016,658

Total Short-Term Investments (Cost $41,016,658)		41,016,658

Securities Lending Reinvestments (f)—9.2%

Certificates of Deposit—2.6%
Banco del Estado de Chile
0.250%, 01/04/21	3,000,000	3,000,030
0.250%, 01/12/21	3,000,000	3,000,066
Bank of Nova Scotia
0.282%, 3M LIBOR + 0.050%, 11/08/21 (g)	3,000,000	3,000,309
0.372%, 1M LIBOR + 0.220%, 01/08/21 (g)	4,000,000	4,000,176
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (g)	5,000,000	5,001,915
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	2,997,359	2,999,670
MUFG Bank Ltd. Zero Coupon, 02/22/21	2,998,043	2,999,070
Nordea Bank New York
0.313%, 3M LIBOR + 0.100%, 05/21/21 (g)	3,000,000	3,000,804
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (g)	1,500,000	1,500,300

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (g)	2,000,000	$1,999,740
Skandinaviska Enskilda Banken AB
0.210%, 03/15/21	4,000,000	3,999,752
0.250%, 05/17/21	1,000,000	999,924
Sumitomo Mitsui Banking Corp. 0.270%, 05/04/21	5,000,000	5,000,000
Svenska Handelsbanken AB
0.249%, 3M LIBOR + 0.020%, 09/17/21 (g)	3,000,000	2,999,385
0.301%, 3M LIBOR + 0.070%, 11/19/21 (g)	1,000,000	999,990
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (g)	3,000,000	3,000,060

		47,501,191

Commercial Paper—1.2%
Antalis S.A. 0.210%, 01/04/21	1,998,962	1,999,962
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (g)	2,000,000	2,000,034
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (g)	10,000,000	10,001,930
Versailles Commercial Paper LLC
0.230%, 03/24/21	3,995,732	3,997,292
0.230%, 03/31/21	2,996,608	2,997,438

		20,996,656

Repurchase Agreements—4.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,000,111; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,442,195.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $12,784,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $13,039,660.	12,783,979	12,783,979
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $16,006,689; collateralized by various Common Stock with an aggregate market value of $17,600,000.	16,000,000	16,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,500,047; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,570,001.	3,500,000	3,500,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,900,042; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,938,001.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $580,021; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $644,469.	580,000	580,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,800,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,836,740.	1,800,000	1,800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $14,000,327; collateralized by various Common Stock with an aggregate market value of $15,555,737.	14,000,000	14,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $11,000,244; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $12,203,361.	11,000,000	11,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,664,095.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,500,126; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $2,773,056.	2,500,000	2,500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $11,000,220; collateralized by various Common Stock with an aggregate market value of $12,224,298.	11,000,000	11,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,100,131; collateralized by various Common Stock with an aggregate market value of $3,445,029.	3,100,000	$3,100,000

		84,663,979

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (h)	15,000,000	15,000,000

Total Securities Lending Reinvestments (Cost $168,158,837)		168,161,826

Total Investments—109.1% (Cost $1,259,747,080)		1,988,584,674
Other assets and liabilities (net)—(9.1)%		(165,371,301)

Net Assets—100.0%		$1,823,213,373

†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $20,682,467, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $163,641,305 and the collateral received consisted of cash in the amount of $168,150,682 and non-cash collateral with a value of $15,445. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 1.1% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Restricted Securities	Acquisition Date	Shares	Cost	Value
DoorDash, Inc. - Series A	06/17/20	13,125	$602,519	$1,686,235
JAND, Inc. - Class A	11/19/20	3,714	91,300	91,107
JAND, Inc. - Series AA	11/19/20	7,692	188,988	188,689
JAND, Inc. - Series B	11/19/20	10	246	245
Procore Technologies, Inc.	07/15/20	11,235	631,895	707,805
Procore Technologies, Inc. - Series B	07/15/20	2,826	127,170	178,038
Rivian Automotive, Inc. - Series D	12/23/19	274,442	2,948,605	4,358,139
Rivian Automotive, Inc. - Series E	07/10/20	103,567	1,604,253	1,644,644
Roofoods, Ltd. - Series G	05/16/19	169	70,625	108,716
Roofoods, Ltd. - Series F	09/12/17	7,253	2,564,447	4,665,782
SoFi, Inc.	12/30/20	196,078	3,613,718	3,613,718
Venture Global LNG, Inc. - Series B	03/08/18	78	235,560	434,093
Venture Global LNG, Inc. - Series C	10/16/17-03/08/18	540	1,987,525	3,005,256
WeWork Cos., Inc. - Class A	12/09/14-05/26/15	15,741	223,069	0
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	0
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,923	0

				$20,682,467

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$40,086,870	$—	$—	$40,086,870
Airlines	7,488,000	—	—	7,488,000
Auto Components	21,758,430	—	—	21,758,430
Banks	8,134,950	—	—	8,134,950
Beverages	1,988,580	—	—	1,988,580
Biotechnology	93,157,539	—	—	93,157,539
Capital Markets	58,107,508	—	—	58,107,508
Chemicals	8,714,880	—	—	8,714,880
Commercial Services & Supplies	7,385,040	—	—	7,385,040
Construction Materials	5,395,430	—	—	5,395,430
Containers & Packaging	75,796,920	—	—	75,796,920
Diversified Consumer Services	20,745,540	—	—	20,745,540
Electric Utilities	4,238,990	—	—	4,238,990
Electrical Equipment	9,361,380	—	—	9,361,380
Electronic Equipment, Instruments & Components	64,628,255	—	—	64,628,255
Entertainment	26,029,770	—	—	26,029,770
Food & Staples Retailing	21,692,473	—	—	21,692,473
Food Products	7,563,220	—	—	7,563,220
Health Care Equipment & Supplies	173,226,914	—	—	173,226,914
Health Care Providers & Services	17,541,820	—	—	17,541,820
Health Care Technology	25,562,540	—	—	25,562,540
Hotels, Restaurants & Leisure	86,113,898	—	—	86,113,898
Household Products	5,797,720	—	—	5,797,720
Industrial Conglomerates	15,519,240	—	—	15,519,240
Insurance	30,131,280	—	—	30,131,280
Interactive Media & Services	47,328,806	—	—	47,328,806
Internet & Direct Marketing Retail	20,047,774	1,686,235	—	21,734,009
IT Services	61,089,820	—	3,613,718	64,703,538
Life Sciences Tools & Services	102,393,860	—	—	102,393,860
Machinery	85,912,740	—	—	85,912,740
Metals & Mining	9,327,020	—	—	9,327,020
Multi-Utilities	19,380,600	—	—	19,380,600
Multiline Retail	39,146,040	—	—	39,146,040
Oil, Gas & Consumable Fuels	—	—	3,439,349	3,439,349
Pharmaceuticals	63,163,160	—	—	63,163,160
Professional Services	116,744,860	—	—	116,744,860
Real Estate Management & Development	—	—	0	0
Road & Rail	21,044,100	—	—	21,044,100
Semiconductors & Semiconductor Equipment	149,061,240	—	—	149,061,240
Software	113,087,130	—	707,805	113,794,935

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Special Purpose Acquisition Companies	$5,045,040	$—	$—	$5,045,040
Specialty Retail	58,168,000	—	—	58,168,000
Textiles, Apparel & Luxury Goods	11,417,040	—	91,107	11,508,147
Total Common Stocks	1,758,524,417	1,686,235	7,851,979	1,768,062,631
Total Convertible Preferred Stocks	—	—	11,144,253	11,144,253
Total Warrant*	199,306	—	—	199,306
Total Short-Term Investment*	41,016,658	—	—	41,016,658
Securities Lending Reinvestments
Certificates of Deposit	—	47,501,191	—	47,501,191
Commercial Paper	—	20,996,656	—	20,996,656
Repurchase Agreements	—	84,663,979	—	84,663,979
Mutual Funds	15,000,000	—	—	15,000,000
Total Securities Lending Reinvestments	15,000,000	153,161,826	—	168,161,826
Total Investments	$1,814,740,381	$154,848,061	$18,996,232	$1,988,584,674

Collateral for Securities Loaned (Liability)	$—	$(168,150,682)	$—	$(168,150,682)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2019	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2020	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2020
Common Stocks
IT Services	$—	$—	$3,613,718	$3,613,718	$—
Oil, Gas & Consumable Fuels	3,213,600	225,749	—	3,439,349	225,749
Real Estate Management & Development	221,633	(221,633)	—	0	(221,633)
Software	—	75,910	631,895	707,805	75,910
Textiles, Apparel & Luxury Goods	—	(193)	91,300	91,107	(193)
Convertible Preferred Stocks
Automobiles	2,948,605	1,449,925	1,604,253	6,002,783	1,449,925
Internet & Direct Marketing Retail	2,889,504	1,884,994	—	4,774,498	1,884,994
Real Estate Management & Development	2,258,812	(2,258,812)	—	0	(2,258,812)
Software	—	50,868	127,170	178,038	50,868
Textiles, Apparel & Luxury Goods	—	(299)	189,233	188,934	(299)

	$11,532,154	$1,206,509	$6,257,569	$18,996,232	$1,206,509

	Fair Value at December 31, 2020		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
IT Services	$3,613,718		Market Transaction Method	Precedent Transaction	$18.43	$18.43	$18.43	Increase
Oil, Gas & Consumable Fuels	3,439,349	(a)	Market Transaction Method	Precedent Transaction	$5,200.00	$5,200.00	$5,200.00	Increase
			Comparable Company Analysis	Enterprise Value/EBITDA	10.0x	12.0x	11.0x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Real Estate Management & Development	$0	(b)	Distressed Valuation Scenario	Estimated Restructure Proceeds	$0.00	$0.00	$0.00	Increase
Software	707,805		Market Transaction Method	Secondary Market Transaction	$63.00	$63.00	$63.00	Increase
Textiles, Apparel & Luxury Goods	91,107		Market Transaction Method	Precedent Transaction	$24.53	$24.53	$24.53	Increase

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

	Fair Value at December 31, 2020		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Convertible Preferred Stocks
Automobiles	$6,002,783		Market Transaction Method	Secondary Market Transaction	$15.88	$15.88	$15.88	Increase
Internet & Direct Marketing Retail	4,774,498	(a)	Market Transaction Method	Precedent Transaction	$417.90	$417.90	$417.90	Increase
			Comparable Company Analysis	Enterprise Value/Gross Profit	5.3x	7.2x	6.3x	Increase
				Enterprise Value/Gross Merchandise Value	0.4x	0.6x	0.5x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Real Estate Management & Development	0	(b)	Distressed Valuation Scenario	Estimated Restructure Proceeds	$0.00	$0.00	$0.00	Increase
Software	178,038		Market Transaction Method	Secondary Market Transaction	$63.00	$63.00	$63.00	Increase
Textiles, Apparel & Luxury Goods	188,934		Market Transaction Method	Precedent Transaction	$24.53	$24.53	$24.53	Increase

(a)	A change in valuation techniques utilized during the year ended December 31, 2020 was due to the receipt of updated financial information from the company.
(b)	A change in valuation techniques utilized during the year ended December 31, 2020 was due to company-specific news events.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,947,568,016
Affiliated investments at value (c)	41,016,658
Cash	1,300,000
Receivable for:
Investments sold	4,086,845
Fund shares sold	277,385
Dividends	364,501
Dividends on affiliated investments	3,220
Prepaid expenses	5,304

Total Assets	1,994,621,929
Liabilities
Collateral for securities loaned	168,150,682
Payables for:
Investments purchased	750,306
Fund shares redeemed	878,941
Accrued Expenses:
Management fees	1,085,804
Distribution and service fees	246,652
Deferred trustees’ fees	173,762
Other expenses	122,409

Total Liabilities	171,408,556

Net Assets	$1,823,213,373

Net Assets Consist of:
Paid in surplus	$932,758,284
Distributable earnings (Accumulated losses)	890,455,089

Net Assets	$1,823,213,373

Net Assets
Class A	$640,757,554
Class B	1,157,625,646
Class E	24,830,173
Capital Shares Outstanding*
Class A	51,350,341
Class B	105,095,264
Class E	2,139,545
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.48
Class B	11.02
Class E	11.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $163,641,305.
(b)	Identified cost of investments, excluding affiliated investments, was $1,218,730,422.
(c)	Identified cost of affiliated investments was $41,016,658.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$10,200,033
Dividends from affiliated investments	346,744
Securities lending income	669,474

Total investment income	11,216,251
Expenses
Management fees	12,031,813
Administration fees	69,205
Custodian and accounting fees	117,802
Distribution and service fees—Class B	2,531,933
Distribution and service fees—Class E	32,503
Audit and tax services	49,675
Legal	45,739
Trustees’ fees and expenses	54,229
Shareholder reporting	96,557
Insurance	11,803
Miscellaneous	16,978

Total expenses	15,058,237
Less management fee waiver	(654,163)

Net expenses	14,404,074

Net Investment Loss	(3,187,823)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	168,277,766
Foreign currency transactions	17

Net realized gain	168,277,783

Net change in unrealized appreciation on investments	201,909,905

Net realized and unrealized gain	370,187,688

Net Increase in Net Assets From Operations	$366,999,865

(a)	Net of foreign withholding taxes of $27,469.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,187,823)	$1,759,777
Net realized gain	168,277,783	175,465,025
Net change in unrealized appreciation	201,909,905	259,970,799

Increase in net assets from operations	366,999,865	437,195,601

From Distributions to Shareholders
Class A	(59,486,067)	(94,762,308)
Class B	(115,810,123)	(181,476,446)
Class E	(2,330,244)	(3,885,022)

Total distributions	(177,626,434)	(280,123,776)

Increase (decrease) in net assets from capital share transactions	(49,132,826)	57,028,707

Total increase in net assets	140,240,605	214,100,532

Net Assets
Beginning of period	1,682,972,768	1,468,872,236

End of period	$1,823,213,373	$1,682,972,768

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,636,665	$16,493,724	1,493,296	$16,201,047
Reinvestments	6,145,255	59,486,067	9,164,633	94,762,308
Redemptions	(9,960,350)	(107,232,318)	(8,910,447)	(99,474,971)

Net increase (decrease)	(2,178,430)	$(31,252,527)	1,747,482	$11,488,384

Class B
Sales	6,511,396	$58,286,662	3,700,097	$36,834,251
Reinvestments	13,529,220	115,810,123	19,576,747	181,476,446
Redemptions	(20,051,468)	(190,685,491)	(17,305,796)	(174,044,751)

Net increase (decrease)	(10,852)	$(16,588,706)	5,971,048	$44,265,946

Class E
Sales	190,434	$1,893,529	172,313	$1,781,479
Reinvestments	258,629	2,330,244	400,518	3,885,022
Redemptions	(554,567)	(5,515,366)	(419,202)	(4,392,124)

Net increase (decrease)	(105,504)	$(1,291,593)	153,629	$1,274,377

Increase (decrease) derived from capital shares transactions		$(49,132,826)		$57,028,707

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Period	$11.24		$10.19		$11.92	$10.37	$11.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (c)	0.03		0.03	0.01	0.01	(b)
Net realized and unrealized gain (loss)	2.40		3.00		(0.12)	2.51	0.64

Total income (loss) from investment operations	2.40		3.03		(0.09)	2.52	0.65

Less Distributions
Distributions from net investment income	(0.03)		(0.03)		0.00	0.00	0.00
Distributions from net realized capital gains	(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Total distributions	(1.16)		(1.98)		(1.64)	(0.97)	(1.67)

Net Asset Value, End of Period	$12.48		$11.24		$10.19	$11.92	$10.37

Total Return (%) (d)	24.30		31.42		(2.01)	25.13	6.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78		0.78		0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.74		0.74		0.74	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.04)		0.27		0.26	0.11	0.11	(b)
Portfolio turnover rate (%)	24		21		24	25	26
Net assets, end of period (in millions)	$640.8		$601.8		$527.7	$670.2	$590.7

	Class B
	Year Ended December 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Period	$10.06		$9.29		$11.02	$9.68	$10.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		0.00	(c)	0.00 (c)	(0.02)	(0.01	)(b)
Net realized and unrealized gain (loss)	2.12		2.72		(0.09)	2.33	0.59

Total income (loss) from investment operations	2.09		2.72		(0.09)	2.31	0.58

Less Distributions
Distributions from net investment income	(0.00	)(f)	(0.00	)(f)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Total distributions	(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Net Asset Value, End of Period	$11.02		$10.06		$9.29	$11.02	$9.68

Total Return (%) (d)	24.03	(g)	31.07		(2.19)	24.74	6.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03		1.03		1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	0.99		0.99		0.99	0.99	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.29)		0.02		0.01	(0.14)	(0.14	)(b)
Portfolio turnover rate (%)	24		21		24	25	26
Net assets, end of period (in millions)	$1,157.6		$1,057.5		$920.9	$1,089.8	$994.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$10.54	$9.65	$11.38	$9.96		$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.01	0.01	(0.00	)(c)	(0.00	)(b)(c)
Net realized and unrealized gain (loss)	2.23	2.84	(0.10)	2.39		0.61

Total income (loss) from investment operations	2.21	2.85	(0.09)	2.39		0.61

Less Distributions
Distributions from net investment income	(0.01)	(0.01)	0.00	0.00		0.00
Distributions from net realized capital gains	(1.13)	(1.95)	(1.64)	(0.97)		(1.67)

Total distributions	(1.14)	(1.96)	(1.64)	(0.97)		(1.67)

Net Asset Value, End of Period	$11.61	$10.54	$9.65	$11.38		$9.96

Total Return (%) (d)	24.09	31.30	(2.11)	24.85		6.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93		0.93
Net ratio of expenses to average net assets (%) (e)	0.89	0.89	0.89	0.89		0.88
Ratio of net investment income (loss) to average net assets (%)	(0.19)	0.12	0.11	(0.04)		(0.04	)(b)
Portfolio turnover rate (%)	24	21	24	25		26
Net assets, end of period (in millions)	$24.8	$23.7	$20.2	$24.1		$21.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $84,663,979, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$369,861,648	$0	$573,147,359

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $1,178,472 in purchases and $583,035 in sales of investments, which are included above, and resulted in net realized gains of $228,046.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $12,031,813.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value as of December 31, 2020	Income earned from affiliates during the period	Number of shares held at December 31, 2020
T. Rowe Price Treasury Reserve Fund	$71,179,798	$184,330,530	$(214,493,670)	$41,016,658	$346,744	41,016,658

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,262,973,020

Gross unrealized appreciation	745,275,238
Gross unrealized depreciation	(19,663,584)

Net unrealized appreciation (depreciation)	$725,611,654

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$7,240,584	$18,847,878	$170,385,850	$261,275,898	$177,626,434	$280,123,776

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,741,326	$158,275,872	$725,611,654	$—	$890,628,852

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-27

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-28

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2020, and underperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, below the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 9.54% and 9.14%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.

MARKET ENVIRONMENT / CONDITIONS

With devastating speed, the longest bull market in U.S. history was brought to an end in the first quarter of 2020, demonstrated by U.S. equities ending March with an average loss of nearly 19% from 2019 year-end, brought on by the global transmission of the novel coronavirus and the strict economic curbs invoked to slow its spread. The consequent market volatility sent risk premiums soaring across the bond markets as well, with no sector spared by the repricing, particularly as levered investor (forced) sales and more routine redemptions tested liquidity in a fashion reminiscent of the global financial crisis period in 2008. In a testament to the volatility and unusual circumstances in March, the U.S. Treasury market rallied ferociously with the 10-Year yield falling to a record low of 0.54%, while oil prices collapsed into negative territory for the first time ever. The lockdowns resulted in unprecedented 30 million jobless claims for the six-week period ending April 30th, with severe knock-on effects on consumption and confidence, while manufacturing also stalled, resulting in sharp contractions on growth.

In response to the virus-induced volatility, the Federal Reserve (the “Fed”) returned to a zero interest rate regime and resumed/expanded its asset purchase programs across fixed income, including unlimited buying of Agency Mortgage-Backed Securities (“MBS”). With the Fed responding to the markets with rate cuts and a number of liquidity measures, it was Congress that set forth to address the economic fallout, including passing the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) that totaled over $2 trillion, in an effort to aid individuals, businesses, states/cities, as well as hospitals/healthcare. Market participants were assuaged by the “whatever it takes” stance held by the Fed and Congress demonstrated by these accommodations, given their sheer size and scope. As a result, a recovery swiftly took place and sustained through the year, owing to additional fiscal stimulus of $900 billion and efficacious COVID-19 vaccines made available toward the latter part of the year.

Notwithstanding government sponsorship and optimistic introduction of effective COVID-19 vaccines, the real economy and financial markets have separated. The easy money policies have created a liquidity backdrop that brought forth record equity returns, illustrated by the S&P 500 Index’s 18.4% return for the year, against an economy that has been split by the pandemic into the “haves” and “have-nots.” Sectors that have been aided by stay-at-home orders have done well, as have large companies with market access. Conversely, sectors adversely affected by the COVID-19 pandemic (e.g. travel, hospitality, some brick and mortar retailers), workers in middle/low wage occupations, and small businesses have seen staggering losses. A similarly pertinent story can be told in Corporate Credit markets in terms of bifurcation, captured by the significant dispersion among High Yield issuers, even though the story is lost when looking at robust average market returns. While some credits have been slow to recover from the COVID-19 shock, and hence carry wider credit spreads, nearly half of the High Yield market is trading with historically low yields under 4%. At the other end of the extreme, around 7% of the market is trading at (probably appropriate, in our view) price levels with “higher” yields.

From a performance standpoint, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.7% in the fourth quarter, culminating in a 7.5% return for the year as interest rates collapsed, first in March with U.S. Treasury issues then across sectors from April forward. The risk asset recovery occurred even as the COVID-19 pandemic persisted, cases rose globally and lockdowns came (and came again). Investment Grade corporate risk premiums ended the year inside of 100 basis points (“bps”) (after reaching 323 bps in March), and the sector did particularly well in the final quarter (up nearly 3.1%) to realize a nearly 10% return for 2020. Meanwhile, High Yield credit generated even more impressive gains during the fourth quarter, posting a 6.4% total return that brought the year-to-date gain to 7.1%. This comeback is especially impressive considering that by March 23rd, High Yield was down nearly 20% year-to-date. In a sign that investor exuberance has reached even the lowest quality cohorts, CCC-rated bonds had their best monthly returns on record, with some select CCC-rated borrowers issuing bonds with an unprecedentedly low coupon of 5% this quarter. Within the Securitized space, fourth quarter returns were more muted, though this capped off a full year of strong results. Commercial Mortgage-Backed Securities (“CMBS”) were up 8.1% in 2020, led by Agency-Backed issues (+9%) while Non-Agency CMBS were held back by March’s mark-to-market volatility. Asset-Backed Securities (“ABS”) trailed most other securitized sectors in the fourth quarter with a modest 0.4% gain, while the year’s return of 4.5% was similarly unremarkable. Non-Agency MBS were bolstered by healthy housing metrics, continued improvement in delinquency rates, and elevated prepay speeds, though the sharp losses from March limited gains to just over 2% for the year. Finally, the Agency MBS sector was the exception in terms of trailing duration-matched Treasuries during the year (by 17 bps), as a result of technical headwinds of heightened prepayment risk and increased supply amid lower rates. However, Fed purchases of the current coupon To-Be-Announced (“TBA”) issues have continued to support prices and increased the relative attractiveness of the TBA market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio gained 9.54% for the one-year period ending December 31, 2020, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) by over 200 bps. Outperformance was driven by Corporates, including where a higher average yield in industrial holdings such as Non-Cyclicals, Communications, and Energy, boosted relative returns. Opportunistic credit additions made during the March volatility and

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

subsequent trimming amid spread remediation were also beneficial to returns. In Securitized, contributions came from the emphasis on current (low) coupon Agency MBS TBAs, which continued to trade special (with an additional yield advantage) given the Fed’s limitless sponsorship. Non-Agency MBS contributed to returns further as the sector recovered in the months following the March selloff, owing in part to strong housing fundamentals (i.e. increasing home prices, robust demand, low supply). Overall, CMBS and ABS had minimal impact on performance for the year and were trimmed to fund corporate credit purchases and improve liquidity. Finally, the duration of the Portfolio started the year long versus the Index, then was trimmed to 0.4 year short when Treasury yields hit historic lows during the first quarter. Over the remainder of the year the position was maintained in a range of 0.5 to 0.6 years short, and though rates didn’t recover to pre- COVID-19 levels, they did edge higher, benefiting Portfolio returns.

At the end of 2020, the Portfolio maintained a reduced risk profile with duration diminished on the materially lower rate levels and remained anchored in accommodative central bank policy. The continuation of Fed purchases in Agency MBS led the Portfolio to favor low coupon pass-through TBAs. As spreads had tightened from March’s height of volatility, the Portfolio held an underweight in Corporates at the end of the year, though continued to favor Consumer Non-Cyclicals and Communications, while preferring Municipals in the Non-Corporate Credit space. Meanwhile, a constructive thesis for legacy Non-Agency MBS was maintained by the Portfolio, favoring Subprime and Alternative A-paper collateral. In CMBS, holdings continued to focus on top-of the-capital structure exposures and single asset, single borrower AAA-rated issues, while the ABS allocation emphasized Government Guaranteed Student Loans and AAA-rated Collateralized Loan Obligations. Finally, Portfolio duration positioning ended the year 0.56 year shorter than the Index as yields remained near historic lows.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	9.54	4.72	4.06
Class B	9.14	4.46	3.83
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.77

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	71.1
Corporate Bonds & Notes	22.1
Asset-Backed Securities	7.9
Mortgage-Backed Securities	5.2
Municipals	1.2

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.45%	$1,000.00	$1,024.00	$2.29
	Hypothetical*	0.45%	$1,000.00	$1,022.87	$2.29

Class B (a)	Actual	0.70%	$1,000.00	$1,022.20	$3.56
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—71.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—30.9%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	1,009,191	$1,059,345
Fannie Mae 20 Yr. Pool
2.000%, 08/01/40	3,596,214	3,743,222
2.000%, 10/01/40	8,342,579	8,683,611
2.000%, 11/01/40	4,790,952	4,976,486
Fannie Mae 30 Yr. Pool
3.000%, 07/01/45	12,859,785	13,984,948
3.500%, 01/01/48	6,222,466	6,617,825
3.500%, 02/01/48	3,714,800	3,946,679
4.000%, 06/01/47	2,066,766	2,221,223
4.500%, 02/01/46	2,652,364	2,932,195
4.500%, 05/01/48	9,027,025	9,801,608
4.500%, 08/01/48	1,731,370	1,879,520
Fannie Mae Pool
2.455%, 04/01/40	2,790,000	2,986,688
3.000%, 10/01/49	3,837,357	3,944,519
3.500%, 01/01/44	4,370,466	4,771,355
4.000%, 08/01/42	720,394	785,516
Fannie Mae REMICS (CMO)
3.000%, 06/25/48	4,571,552	4,779,207
3.500%, 01/25/47	8,262,598	8,547,893
3.500%, 06/25/47	3,538,646	3,703,314
Fannie Mae-ACES 1.796%, 12/25/30 (a) (b)	2,947,457	410,239
Freddie Mac 15 Yr. Gold Pool
3.000%, 03/01/31	1,461,315	1,537,090
3.000%, 06/01/33	457,260	479,885
3.500%, 11/01/33	2,562,612	2,718,118
3.500%, 01/01/34	4,203,940	4,515,597
Freddie Mac 30 Yr. Gold Pool
3.000%, 09/01/46	1,928,600	2,027,901
3.000%, 10/01/46	5,171,660	5,465,861
3.000%, 11/01/46	7,923,041	8,375,940
3.000%, 01/01/47	9,377,459	9,895,400
3.500%, 01/01/44	3,241,208	3,522,662
3.500%, 04/01/45	4,688,897	5,179,931
3.500%, 11/01/45	654,433	700,850
3.500%, 06/01/46	2,408,288	2,556,591
3.500%, 08/01/46	2,389,469	2,588,161
3.500%, 04/01/47	10,895,926	11,907,636
3.500%, 12/01/47	20,067,912	21,673,321
3.500%, 01/01/48	18,863,418	20,783,762
3.500%, 03/01/48	14,723,627	16,087,555
4.000%, 01/01/45	3,395,660	3,774,495
4.000%, 12/01/45	7,836,158	8,679,569
4.000%, 03/01/48	704,012	776,180
4.000%, 06/01/48	53,725	58,627
4.000%, 11/01/48	1,200,708	1,315,317
4.500%, 10/01/48	3,660,607	3,974,717
5.000%, 06/01/48	1,053,583	1,169,468
5.000%, 08/01/48	181,476	201,317
5.000%, 10/01/48	2,113,381	2,340,586
Freddie Mac Multifamily Structured Pass-Through Certificates 3.750%, 04/25/33	5,465,000	6,663,740

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	1,916,123	1,997,772
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (c)	33,675,000	35,210,063
2.500%, TBA (c)	19,025,000	20,136,040
3.000%, 10/20/46	1,773,257	1,889,581
3.000%, 12/20/46	5,430,732	5,786,978
3.000%, 04/20/47	1,061,236	1,130,536
3.000%, 11/20/47	2,160,440	2,290,940
3.500%, 04/20/46	4,001,277	4,323,407
3.500%, 05/20/46	1,805,275	1,954,350
3.500%, 06/20/46	405,161	440,800
3.500%, 11/20/46	6,024,635	6,496,959
3.500%, 01/20/47	1,044,738	1,122,864
3.500%, 09/20/47	2,209,723	2,384,992
3.500%, 11/20/47	4,444,076	4,759,517
4.000%, 11/20/47	2,324,401	2,509,960
4.000%, 12/20/47	2,105,537	2,271,018
4.000%, 03/20/48	1,686,402	1,816,762
4.000%, 10/20/48	3,295,142	3,546,169
4.500%, 02/20/47	3,603,538	3,952,518
4.500%, 06/20/47	6,174,889	6,717,601
5.000%, 06/20/47	3,081,057	3,422,505
5.000%, 09/20/47	1,722,293	1,912,848
Ginnie Mae II Pool
3.000%, 10/20/49	4,372,884	4,500,165
3.500%, 07/20/49	775,669	811,167
Government National Mortgage Association (CMO) 3.500%, 09/20/48	2,875,417	3,083,526
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (c)	8,575,000	8,821,593
2.000%, TBA (c)	9,900,000	10,348,665
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	131,325,000	136,305,431
2.500%, TBA (c)	29,200,000	30,743,718

		549,434,115

U.S. Treasury—40.2%
U.S. Treasury Bond 1.625%, 11/15/50	82,754,000	82,262,648
U.S. Treasury Notes
0.125%, 10/31/22 (d)	94,980,000	94,991,131
0.125%, 11/30/22 (d)	165,749,000	165,761,948
0.125%, 12/31/22	89,365,000	89,368,491
0.250%, 12/31/25	122,890,000	122,957,206
0.375%, 11/30/25 (d)	118,705,000	118,844,108
0.875%, 11/15/30 (d)	39,139,000	38,986,113

		713,171,645

Total U.S. Treasury & Government Agencies (Cost $1,244,156,237)		1,262,605,760

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—22.1%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,500,000	$1,700,667

Agriculture—0.5%
BAT Capital Corp.
2.726%, 03/25/31	435,000	450,287
4.390%, 08/15/37	830,000	928,081
4.540%, 08/15/47	3,370,000	3,736,463
Reynolds American, Inc.
5.700%, 08/15/35 (d)	1,170,000	1,477,696
5.850%, 08/15/45	1,805,000	2,304,953

		8,897,480

Airlines—0.2%
America West Airlines Pass-Through Trust 7.100%, 04/02/21 (d)	126,863	125,939
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,062,245	899,864
U.S. Airways Pass-Through Trust
6.250%, 04/22/23	1,295,404	1,236,392
7.076%, 03/20/21	497,917	494,859

		2,757,054

Auto Manufacturers—0.9%
Ford Motor Credit Co. LLC
1.104%, 3M LIBOR + 0.880%, 10/12/21 (b)	2,205,000	2,178,663
3.219%, 01/09/22	1,889,000	1,906,522
3.339%, 03/28/22	2,155,000	2,176,550
5.750%, 02/01/21	120,000	120,300
General Motors Co. 4.875%, 10/02/23	3,330,000	3,693,977
General Motors Financial Co., Inc.
3.150%, 06/30/22 (d)	1,290,000	1,335,535
3.200%, 07/06/21	2,760,000	2,789,674
3.450%, 04/10/22	405,000	416,463
4.200%, 11/06/21	645,000	664,803
4.375%, 09/25/21	720,000	739,436

		16,021,923

Banks—2.4%
Bank of America Corp.
1.319%, SOFR + 1.150%, 06/19/26 (b)	1,500,000	1,531,677
2.884%, 3M LIBOR + 1.190%, 10/22/30 (b)	1,000,000	1,097,539
4.083%, 3M LIBOR + 3.150%, 03/20/51 (b)	2,150,000	2,710,757
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (b)	1,395,000	1,486,046
3.200%, 10/21/26	1,790,000	1,999,898
Goldman Sachs Group, Inc. (The) 3.691%, 3M LIBOR + 1.510%, 06/05/28 (b) (d)	860,000	991,320
HSBC Holdings plc 2.013%, SOFR + 1.732%, 09/22/28 (b)	3,900,000	3,990,796
JPMorgan Chase & Co.
2.182%, SOFR + 1.890%, 06/01/28 (b)	1,700,000	1,803,760
4.023%, 3M LIBOR + 1.000%, 12/05/24 (b)	1,315,000	1,448,534

Banks—(Continued)
Lloyds Banking Group plc
3.870%, 1Y H15 + 3.500%, 07/09/25 (b)	2,515,000	2,773,557
3.900%, 03/12/24 (d)	2,180,000	2,395,893
Morgan Stanley 3.875%, 01/27/26	2,010,000	2,305,101
Santander UK Group Holdings plc 3.571%, 01/10/23	1,200,000	1,236,460
Santander UK plc 5.000%, 11/07/23 (144A)	3,950,000	4,360,230
Wells Fargo & Co.
2.393%, SOFR + 2.100%, 06/02/28 (b)	2,035,000	2,165,609
2.879%, 3M LIBOR + 1.170%, 10/30/30 (b)	3,030,000	3,303,978
3.068%, SOFR + 2.530%, 04/30/41 (b)	2,720,000	2,958,902
5.013%, 3M LIBOR + 4.240%, 04/04/51 (b)	3,080,000	4,374,982

		42,935,039

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.900%, 02/01/46	3,574,000	4,651,366
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/48	1,200,000	1,516,015
Bacardi, Ltd.
4.700%, 05/15/28 (144A)	940,000	1,114,663
5.300%, 05/15/48 (144A)	480,000	664,782

		7,946,826

Chemicals—0.2%
International Flavors & Fragrances, Inc. 5.000%, 09/26/48 (d)	2,030,000	2,728,247
Nutrition & Biosciences, Inc. 3.468%, 12/01/50 (144A)	1,470,000	1,593,895

		4,322,142

Commercial Services—0.3%
IHS Markit, Ltd.
4.750%, 02/15/25 (144A)	1,000,000	1,147,600
4.750%, 08/01/28	1,500,000	1,847,295
5.000%, 11/01/22 (144A)	1,535,000	1,641,262

		4,636,157

Diversified Financial Services—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	1,685,000	1,757,983
3.875%, 01/23/28 (d)	475,000	513,108
3.950%, 02/01/22	2,480,000	2,550,052
4.500%, 09/15/23	1,765,000	1,913,526
Air Lease Corp. 2.300%, 02/01/25	2,215,000	2,292,504
Avolon Holdings Funding, Ltd.
2.875%, 02/15/25 (144A) (d)	1,995,000	2,033,863
3.950%, 07/01/24 (144A)	560,000	591,367
5.125%, 10/01/23 (144A)	150,000	160,457

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
GE Capital Funding LLC 4.400%, 05/15/30 (144A)	1,695,000	$1,997,096
GE Capital International Funding Co. 4.418%, 11/15/35	10,840,000	12,926,071
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	2,330,000	2,441,506
5.500%, 02/15/24 (144A)	1,395,000	1,521,230
Raymond James Financial, Inc. 4.950%, 07/15/46	995,000	1,361,451

		32,060,214

Electric—2.0%
Appalachian Power Co.
3.300%, 06/01/27	760,000	848,233
4.450%, 06/01/45	1,440,000	1,847,622
Duke Energy Carolinas LLC 4.250%, 12/15/41	2,300,000	2,925,376
Duke Energy Progress LLC
4.100%, 05/15/42	1,000,000	1,235,355
4.100%, 03/15/43	2,325,000	2,884,492
El Paso Electric Co. 3.300%, 12/15/22	825,000	843,062
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	2,911,069
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,738,822
International Transmission Co. 4.625%, 08/15/43	2,750,000	3,439,644
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	1,236,289
PacifiCorp 3.350%, 07/01/25 (d)	2,000,000	2,207,510
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	570,000	607,376
4.150%, 04/15/25 (144A)	2,800,000	3,067,250
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,393,338
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	3,523,944

		34,709,382

Food—0.9%
Kraft Heinz Foods Co.
4.375%, 06/01/46	1,535,000	1,658,280
4.875%, 10/01/49 (144A)	4,790,000	5,579,284
5.000%, 07/15/35	1,000,000	1,211,398
5.000%, 06/04/42	2,740,000	3,210,458
5.200%, 07/15/45	1,915,000	2,273,812
Kroger Co. (The) 5.400%, 01/15/49	847,000	1,225,765

		15,158,997

Gas—0.3%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26 (d)	4,000,000	4,488,587
Spire, Inc. 4.700%, 08/15/44	1,000,000	1,166,683

		5,655,270

Healthcare-Services—1.9%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	2,104,184
Anthem, Inc. 3.650%, 12/01/27	2,235,000	2,576,310
Centene Corp. 3.000%, 10/15/30 (d)	6,985,000	7,403,401
CommonSpirit Health 2.782%, 10/01/30	870,000	920,531
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,255,931
HCA, Inc.
5.000%, 03/15/24	1,000,000	1,124,811
5.125%, 06/15/39	995,000	1,271,637
5.250%, 04/15/25	1,000,000	1,167,462
5.250%, 06/15/26	1,505,000	1,780,789
5.250%, 06/15/49	3,200,000	4,219,813
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,979,857
NYU Langone Hospitals 4.428%, 07/01/42	1,756,000	1,971,031
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	2,647,131

		33,422,888

Insurance—0.5%
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (b) (d)	3,530,000	4,336,856
Farmers Insurance Exchange 4.747%, 3M LIBOR + 3.231%, 11/01/57 (144A) (b)	90,000	98,801
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (b)	3,500,000	3,727,117

		8,162,774

Media—0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.375%, 05/01/47	2,070,000	2,579,758
Time Warner Cable LLC
5.500%, 09/01/41	2,065,000	2,649,820
5.875%, 11/15/40	2,875,000	3,832,701
Walt Disney Co. (The)
2.650%, 01/13/31 (d)	665,000	728,618
3.600%, 01/13/51	2,120,000	2,568,388

		12,359,285

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.1%
General Electric Co. 4.250%, 05/01/40 (d)	1,815,000	$2,142,893

Oil & Gas—1.0%
BP Capital Markets America, Inc. 3.633%, 04/06/30 (d)	1,550,000	1,802,349
EQT Corp. 3.900%, 10/01/27	405,000	402,347
Exxon Mobil Corp.
3.452%, 04/15/51	1,713,000	1,954,096
4.327%, 03/19/50	2,402,000	3,116,040
Hess Corp. 6.000%, 01/15/40	1,200,000	1,480,728
Noble Energy, Inc. 5.050%, 11/15/44	1,050,000	1,473,835
Occidental Petroleum Corp. 4.500%, 07/15/44	620,000	525,450
Petroleos Mexicanos
5.950%, 01/28/31	210,000	209,475
6.625%, 06/15/35	1,045,000	1,034,550
6.750%, 09/21/47 (d)	3,228,000	3,026,250
6.950%, 01/28/60	355,000	333,381
7.690%, 01/23/50	2,440,000	2,460,130
Shell International Finance B.V. 4.375%, 05/11/45	500,000	657,772

		18,476,403

Packaging & Containers—0.2%
Amcor Finance USA, Inc.
3.625%, 04/28/26 (d)	2,625,000	2,957,676
4.500%, 05/15/28	450,000	537,384

		3,495,060

Pharmaceuticals—1.7%
AbbVie, Inc.
4.050%, 11/21/39	685,000	826,451
4.250%, 11/21/49	2,460,000	3,083,288
4.400%, 11/06/42	1,100,000	1,379,325
4.450%, 05/14/46	1,038,000	1,318,450
4.550%, 03/15/35	775,000	979,445
4.875%, 11/14/48	600,000	810,360
Bayer U.S. Finance LLC
4.250%, 12/15/25 (144A)	1,195,000	1,365,693
4.375%, 12/15/28 (144A)	3,900,000	4,585,215
4.400%, 07/15/44 (144A)	1,205,000	1,363,676
4.625%, 06/25/38 (144A) (d)	1,250,000	1,517,441
4.875%, 06/25/48 (144A)	1,965,000	2,526,714
Cigna Corp.
3.875%, 10/15/47	1,850,000	2,187,692
4.900%, 12/15/48	739,000	1,014,549
CVS Health Corp.
5.050%, 03/25/48	4,975,000	6,732,042
5.125%, 07/20/45	275,000	369,698

		30,060,039

Pipelines—1.8%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (d)	850,000	1,038,868
Energy Transfer Operating L.P.
5.150%, 03/15/45	5,552,000	6,008,447
6.250%, 04/15/49	100,000	120,786
6.500%, 02/01/42 (d)	3,048,000	3,714,256
Kinder Morgan, Inc. 5.550%, 06/01/45	800,000	1,026,651
Plains All American Pipeline L.P. / PAA Finance Corp.
3.800%, 09/15/30 (d)	840,000	902,564
4.500%, 12/15/26 (d)	2,500,000	2,799,325
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (d)	3,000,000	3,120,360
Ruby Pipeline LLC 7.750%, 04/01/22 (144A) (d)	2,983,598	2,953,426
Sabine Pass Liquefaction LLC 5.625%, 03/01/25	538,000	627,373
Sunoco Logistics Partners Operations L.P. 5.400%, 10/01/47	1,200,000	1,351,604
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	3,872,441
Texas Eastern Transmission L.P.
2.800%, 10/15/22 (144A)	3,275,000	3,385,073
Williams Cos., Inc. (The) 5.100%, 09/15/45 (d)	950,000	1,172,450

		32,093,624

Real Estate Investment Trusts—1.2%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23 (d)	1,500,000	1,585,163
4.125%, 07/01/24 (d)	2,750,000	3,001,070
CyrusOne LP / CyrusOne Finance Corp /CyrusOne L.P. 2.150%, 11/01/30	1,755,000	1,710,581
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24	385,000	404,162
4.000%, 01/15/30	365,000	396,485
5.300%, 01/15/29 (d)	265,000	308,359
5.375%, 04/15/26	3,160,000	3,626,637
5.750%, 06/01/28 (d)	2,000,000	2,368,920
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26	1,885,000	2,134,153
Healthpeak Properties, Inc. 4.250%, 11/15/23	74,000	80,992
SL Green Operating Partnership L.P. 3.250%, 10/15/22 (d)	2,038,000	2,104,286
Ventas Realty L.P.
3.125%, 06/15/23	590,000	623,345
3.250%, 10/15/26	2,500,000	2,754,874
Welltower, Inc. 3.750%, 03/15/23	1,000,000	1,060,769

		22,159,796

Retail—0.4%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,750,000	3,095,285

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26 (d)	1,100,000	$1,216,323
4.800%, 11/18/44 (d)	1,975,000	2,240,130

		6,551,738

Savings & Loans—0.2%
Nationwide Building Society
3.622%, 3M LIBOR + 1.181%, 04/26/23 (144A) (b)	1,425,000	1,480,133
3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (b)	2,820,000	3,002,008

		4,482,141

Semiconductors—0.2%
Broadcom, Inc. 3.125%, 10/15/22	1,000,000	1,046,537
Intel Corp.
4.100%, 05/19/46	645,000	819,687
4.750%, 03/25/50 (d)	1,315,000	1,831,999

		3,698,223

Software—0.2%
Oracle Corp. 3.600%, 04/01/50	2,750,000	3,205,631

Telecommunications—2.0%
AT&T, Inc.
3.300%, 02/01/52 (d)	545,000	539,344
3.500%, 09/15/53 (144A)	1,978,000	1,970,460
3.800%, 12/01/57 (144A)	4,584,000	4,760,953
4.300%, 12/15/42	1,750,000	2,041,306
4.750%, 05/15/46	1,590,000	1,969,015
4.850%, 03/01/39	1,368,000	1,701,709
5.250%, 03/01/37 (d)	2,485,000	3,230,544
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.360%, 09/20/21 (144A)	435,938	440,035
4.738%, 03/20/25 (144A)	5,475,000	5,929,918
5.152%, 03/20/28 (144A)	1,650,000	1,909,875
T-Mobile USA, Inc.
3.875%, 04/15/30 (144A)	1,583,000	1,833,130
4.375%, 04/15/40 (144A)	2,335,000	2,849,564
Vodafone Group plc
4.250%, 09/17/50 (d)	345,000	427,349
4.875%, 06/19/49	2,620,000	3,496,842
5.250%, 05/30/48	1,155,000	1,604,318

		34,704,362

Total Corporate Bonds & Notes (Cost $349,928,567)		391,816,008

Asset-Backed Securities—7.9%

Asset-Backed - Home Equity—0.9%
Asset Backed Securities Corp. Home Equity Loan Trust 0.308%, 1M LIBOR + 0.160%, 05/25/36 (b)	184,786	184,641

Asset-Backed - Home Equity—(Continued)
Asset-Backed Funding Certificates Trust
0.428%, 1M LIBOR + 0.280%, 09/25/36 (b)	2,612,969	2,585,820
0.778%, 1M LIBOR + 0.630%, 03/25/35 (b)	780,977	779,892
JPMorgan Mortgage Acquisition Corp. 0.853%, 1M LIBOR + 0.705%, 06/25/35 (b)	2,442,475	2,441,622
MASTR Asset-Backed Securities Trust 0.748%, 1M LIBOR + 0.600%, 01/25/36 (b)	182,590	182,561
New Century Home Equity Loan Trust 0.928%, 1M LIBOR + 0.780%, 08/25/34 (b)	6,920,680	6,752,260
Option One Mortgage Loan Trust
0.808%, 1M LIBOR + 0.660%, 05/25/35 (b)	1,588,459	1,585,679
0.808%, 1M LIBOR + 0.660%, 11/25/35 (b)	1,673,269	1,671,736

		16,184,211

Asset-Backed - Other—2.6%
Ameriquest Mortgage Securities Trust 0.538%, 1M LIBOR + 0.390%, 03/25/36 (b)	2,466,634	2,448,332
Ammc CLO 19, Ltd. 1.377%, 3M LIBOR + 1.140%, 10/16/28 (144A) (b)	3,000,000	2,995,794
CWABS Asset-Backed Certificates Trust 1.198%, 1M LIBOR + 1.050%, 11/25/35 (b)	3,894,452	3,891,096
Dryden XXVI Senior Loan Fund 1.137%, 3M LIBOR + 0.900%, 04/15/29 (144A) (b)	2,275,000	2,262,763
GSAMP Trust 0.828%, 1M LIBOR + 0.680%, 10/25/34 (b)	3,390,734	3,324,325
LCM XIII LP 1.358%, 3M LIBOR + 1.140%, 07/19/27 (144A) (b)	4,700,000	4,694,116
Popular ABS Mortgage Pass-Through Trust 0.538%, 1M LIBOR + 0.390%, 02/25/36 (b)	7,823,925	7,744,451
Riserva CLO, Ltd. 1.358%, 3M LIBOR + 1.140%, 10/18/28 (144A) (b)	4,600,000	4,594,048
Rockford Tower CLO, Ltd. 1.408%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	5,200,000	5,198,856
Structured Asset Investment Loan Trust 0.948%, 1M LIBOR + 0.800%, 07/25/34 (b)	2,358,586	2,325,214
Towd Point Mortgage Trust
2.500%, 11/25/60 (144A) (b)	913,063	915,164
2.750%, 10/25/56 (144A) (b)	5,380,090	5,514,080

		45,908,239

Asset-Backed - Student Loan—4.4%
Navient Student Loan Trust
1.198%, 1M LIBOR + 1.050%, 07/26/66 (144A) (b)	5,600,000	5,663,188
1.648%, 1M LIBOR + 1.500%, 10/25/58 (b)	2,470,000	2,320,486
SLC Student Loan Trust
0.377%, 3M LIBOR + 0.160%, 09/15/39 (b)	11,000,000	10,568,351
0.377%, 3M LIBOR + 0.160%, 03/15/55 (b)	8,310,000	8,007,052
SLM Student Loan Trust
0.275%, 3M LIBOR + 0.060%, 01/25/22 (b)	7,958,381	7,562,870
0.545%, 3M LIBOR + 0.330%, 01/25/22 (b)	3,088,439	2,949,290
0.585%, 3M LIBOR + 0.370%, 01/25/40 (b)	3,588,190	3,253,487
0.765%, 3M LIBOR + 0.550%, 10/25/64 (144A) (b)	5,183,240	5,117,314
0.898%, 1M LIBOR + 0.750%, 05/26/26 (b)	5,720,492	5,639,575
0.898%, 1M LIBOR + 0.750%, 01/25/45 (144A) (b)	2,904,628	2,883,095
1.315%, 3M LIBOR + 1.100%, 07/25/23 (b)	5,908,939	5,846,824

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust
1.417%, 3M LIBOR + 1.200%, 12/15/33 (144A) (b)	4,370,607	$4,288,003
1.715%, 3M LIBOR + 1.500%, 04/25/23 (b)	2,589,357	2,588,133
1.948%, 1M LIBOR + 1.800%, 09/25/43 (b)	5,800,000	5,595,570
Wachovia Student Loan Trust 0.385%, 3M LIBOR + 0.170%, 04/25/40 (144A) (b)	6,049,985	5,835,836

		78,119,074

Total Asset-Backed Securities (Cost $138,213,179)		140,211,524

Mortgage-Backed Securities—5.2%

Collateralized Mortgage Obligations—3.5%
Banc of America Funding Trust 2.500%, 03/25/40 (144A) (b)	2,972,281	2,970,978
CIM Trust
3.000%, 10/25/59 (144A) (b)	7,648,467	7,397,284
3.655%, 1M LIBOR + 3.500%, 01/25/57 (144A) (b)	5,100,000	5,230,470
3.750%, 07/25/58 (144A) (b)	5,989,482	6,020,094
Credit Suisse Mortgage Trust
0.391%, 04/27/47 (144A) (b)	502,607	496,748
1.664%, 09/27/46 (144A) (b)	1,279,379	1,278,094
2.972%, 01/27/36 (144A) (b)	38,998	39,092
3.850%, 09/25/57 (144A) (b)	7,355,636	7,934,242
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	6,945,548	7,406,665
Morgan Stanley Resecuritization Trust
1.050%, 1M LIBOR + 0.450%, 08/26/47 (144A) (b)	1,160,081	1,132,351
3.126%, 08/26/47 (144A) (b)	3,167,887	3,139,558
Nomura Resecuritization Trust
0.410%, -1x 1M LIBOR + 0.426%, 02/25/37 (144A) (b)	950,221	928,008
0.670%, 11/26/35 (144A) (b)	2,284,939	2,283,572
2.922%, 03/26/37 (144A) (b)	240,048	239,665
PHH Alternative Mortgage Trust 0.448%, 1M LIBOR + 0.300%, 07/25/37 (b)	8,164,313	7,945,862
WaMu Mortgage Pass-Through Certificates Trust
0.728%, 1M LIBOR + 0.580%, 10/25/45 (b)	3,308,074	3,241,732
2.951%, 06/25/34 (b)	4,634,482	4,677,404

		62,361,819

Commercial Mortgage-Backed Securities—1.7%
BAMLL Commercial Mortgage Securities Trust 4.091%, 08/10/38 (144A) (b)	3,265,000	3,841,697
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,160,000	2,250,469
BX Commercial Mortgage Trust 3.202%, 12/09/41 (144A)	895,000	979,577
CALI Mortgage Trust 3.957%, 03/10/39 (144A)	2,200,000	2,564,364
Century Plaza Towers 2.865%, 11/13/39 (144A)	1,730,000	1,898,281
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	2,034,842
Security Description	Principal Amount*/ Shares	Value

Commercial Mortgage-Backed Securities—(Continued)
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (b)	1,850,000	2,058,926
3.228%, 07/10/39 (144A)	1,875,000	2,119,479
JPMorgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	2,276,925
MKT Mortgage Trust 2.694%, 02/12/40 (144A)	2,750,000	2,946,653
Natixis Commercial Mortgage Securities Trust 2.966%, 12/15/38 (144A)	1,840,000	1,927,128
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	2,553,914
RBS Commercial Funding, Inc. Trust 3.834%, 01/15/32 (144A) (b)	1,205,000	1,272,685
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (b)	1,519,000	1,544,028
4.144%, 01/05/43 (144A) (b)	110,000	103,895

		30,372,863

Total Mortgage-Backed Securities (Cost $89,421,974)		92,734,682

Municipals—1.2%
Commonwealth of Massachusetts, General Obligation Unlimited 3.000%, 03/01/49	2,895,000	3,164,090
Greater Orlando Aviation Authority 4.000%, 10/01/44	790,000	907,244
Miami-Dade County, FL Aviation Revenue 3.555%, 10/01/34	600,000	649,794
New York City Transitional Finance Authority, Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	1,503,438
5.267%, 05/01/27	2,150,000	2,674,471
New York City Water & Sewer System
4.000%, 06/15/50	1,315,000	1,569,445
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	2,501,590
New York State Dormitory Authority 4.000%, 03/15/44	2,315,000	2,744,270
New York System Urban Development Corp.
4.000%, 03/15/43	1,510,000	1,782,721
Regents of the University of California Medical Center Pooled Revenue 3.256%, 05/15/60	3,825,000	4,302,207

Total Municipals (Cost $19,945,877)		21,799,270

Short-Term Investments—7.0%

Mutual Funds—2.2%
State Street Institutional Liquid Reserves Fund, Trust Class, 0.269% (e)	40,021,803	40,029,807

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury & Government Agencies—4.8%
U.S. Treasury Bills
0.061%, 01/07/21 (f)	6,915,000	$6,914,983
0.070%, 01/19/21 (f)	27,520,000	27,519,541
0.084%, 01/14/21 (d) (f)	9,560,000	9,559,881
0.091%, 01/28/21 (f)	15,320,000	15,319,413
0.097%, 01/26/21 (d) (f)	25,720,000	25,719,253

		85,033,071

Total Short-Term Investments (Cost $125,060,697)		125,062,878

Securities Lending Reinvestments (g)—8.1%

Certificates of Deposit—3.0%
Banco del Estado de Chile
0.250%, 01/04/21	2,000,000	2,000,020
0.250%, 01/12/21	2,000,000	2,000,044
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (b)	4,000,000	4,000,176
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (b)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (b)	1,000,000	1,000,083
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (b)	6,000,000	6,000,726
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (b)	5,000,000	5,000,210
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (b)	3,500,000	3,498,712
0.301%, SOFR + 0.210%, 02/22/21 (b)	3,500,000	3,498,712
MUFG Bank Ltd. Zero Coupon, 02/22/21	2,998,043	2,999,070
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (b)	1,000,000	999,870
Societe Generale 0.230%, 04/05/21	5,000,000	4,999,605
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (b)	2,000,000	1,999,982
0.270%, 05/04/21	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank London
Zero Coupon, 05/13/21	4,992,470	4,995,000
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (b)	3,000,000	3,000,150
0.300%, 3M LIBOR + 0.070%, 10/08/21 (b)	2,000,000	2,000,040

		53,992,475

Commercial Paper—0.4%
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (b)	3,000,000	3,000,051
Versailles Commercial Paper LLC 0.230%, 03/24/21	3,995,732	3,997,292

		6,997,343

Repurchase Agreements—4.7%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $5,000,139; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,552,743.	5,000,000	5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $21,765,880; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $22,201,077.	21,765,759	21,765,759
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $2,000,836; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,600,048; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,672,002.	3,600,000	3,600,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,000,044; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,040,001.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,800,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,836,740.	1,800,000	1,800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $12,000,280; collateralized by various Common Stock with an aggregate market value of $13,333,488.	12,000,000	12,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $10,000,222; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $11,093,964.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,500,119; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,773,491.	2,500,000	$2,500,000
Royal Bank of Canada Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,555,611.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $11,000,220; collateralized by various Common Stock with an aggregate market value of $12,224,297.	11,000,000	11,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,300,139; collateralized by various Common Stock with an aggregate market value of $3,667,289.	3,300,000	3,300,000

		82,965,759

Total Securities Lending Reinvestments (Cost $143,957,354)		143,955,577

Total Investments—122.6% (Cost $2,110,683,885)		2,178,185,699
Other assets and liabilities (net)—(22.6)%		(401,982,316)

Net Assets—100.0%		$1,776,203,383

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $142,480,665 and the collateral received consisted of cash in the amount of $143,952,004 and non-cash collateral with a value of $312,860. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $217,045,024, which is 12.2% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	1	USD	156,359	$(510)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,262,605,760	$—	$1,262,605,760
Total Corporate Bonds & Notes*	—	391,816,008	—	391,816,008
Total Asset-Backed Securities*	—	140,211,524	—	140,211,524
Total Mortgage-Backed Securities*	—	92,734,682	—	92,734,682
Total Municipals*	—	21,799,270	—	21,799,270
Short-Term Investments
Mutual Funds	40,029,807	—	—	40,029,807
U.S. Treasury & Government Agencies	—	85,033,071	—	85,033,071
Total Short-Term Investments	40,029,807	85,033,071	—	125,062,878
Total Securities Lending Reinvestments*	—	143,955,577	—	143,955,577
Total Investments	$40,029,807	$2,138,155,892	$—	$2,178,185,699

Collateral for Securities Loaned (Liability)	$—	$(143,952,004)	$—	$(143,952,004)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(510)	$—	$—	$(510)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,178,185,699
Cash collateral for futures contracts	3,372,000
Receivable for:
TBA securities sold	64,011,588
Fund shares sold	2,366
Dividends and interest	5,165,140
Variation margin on futures contracts	215
Prepaid expenses	5,440

Total Assets	2,250,742,448
Liabilities
Collateral for securities loaned	143,952,004
Payables for:
Investments purchased	25,466,752
TBA securities purchased	304,240,201
Fund shares redeemed	20
Accrued Expenses:
Management fees	633,619
Distribution and service fees	104
Deferred trustees’ fees	110,037
Other expenses	136,328

Total Liabilities	474,539,065

Net Assets	$1,776,203,383

Net Assets Consist of:
Paid in surplus	$1,580,419,484
Distributable earnings (Accumulated losses)	195,783,899

Net Assets	$1,776,203,383

Net Assets
Class A	$1,775,802,023
Class B	401,360
Capital Shares Outstanding*
Class A	160,052,717
Class B	36,241
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.10
Class B	11.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,110,683,885.
(b)	Includes securities loaned at value of $142,480,665.

Statement of Operations

Period Ended December 31, 2020

Investment Income
Dividends	$894,563
Interest	37,518,690
Securities lending income	633,847

Total investment income	39,047,100
Expenses
Management fees	9,754,884
Administration fees	78,249
Custodian and accounting fees	138,309
Distribution and service fees—Class B	1,334
Audit and tax services	76,120
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	37,583
Insurance	13,448
Miscellaneous	18,720

Total expenses	10,218,614
Less management fee waiver	(2,260,423)

Net expenses	7,958,191

Net Investment Income	31,088,909

Net Realized and Unrealized Gain
Net realized gain on :
Investments	87,207,260
Futures contracts	13,009,843
Swap contracts	89,613

Net realized gain	100,306,716

Net change in unrealized appreciation (depreciation) on:
Investments	29,316,668
Futures contracts	577,797
Swap contracts	(2,575)

Net change in unrealized appreciation	29,891,890

Net realized and unrealized gain	130,198,606

Net Increase in Net Assets From Operations	$161,287,515

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,088,909	$50,468,565
Net realized gain	100,306,716	70,255,603
Net change in unrealized appreciation	29,891,890	40,645,002

Increase in net assets from operations	161,287,515	161,369,170

From Distributions to Shareholders
Class A	(55,109,171)	(64,294,875)
Class B	(14,940)	(18,769)

Total distributions	(55,124,111)	(64,313,644)

Decrease in net assets from capital share transactions	(161,936,001)	(323,301,823)

Total decrease in net assets	(55,772,597)	(226,246,297)

Net Assets
Beginning of period	1,831,975,980	2,058,222,277

End of period	$1,776,203,383	$1,831,975,980

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,496,175	$16,396,211	259,390	$2,670,684
Reinvestments	5,112,168	55,109,171	6,340,717	64,294,875
Redemptions	(21,429,088)	(233,292,183)	(37,905,264)	(390,214,195)

Net decrease	(14,820,745)	$(161,786,801)	(31,305,157)	$(323,248,636)

Class B
Sales	8,903	$96,414	16,222	$163,071
Reinvestments	1,386	14,940	1,853	18,769
Redemptions	(23,715)	(260,554)	(23,053)	(235,027)

Net decrease	(13,426)	$(149,200)	(4,978)	$(53,187)

Decrease derived from capital shares transactions		$(161,936,001)		$(323,301,823)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.47	$9.98	$10.22	$10.10	$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.27	0.26	0.20	0.16
Net realized and unrealized gain (loss)	0.80	0.58	(0.24)	0.12	0.07

Total income (loss) from investment operations	0.99	0.85	0.02	0.32	0.23

Less Distributions
Distributions from net investment income	(0.36)	(0.36)	(0.26)	(0.18)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00

Total distributions	(0.36)	(0.36)	(0.26)	(0.20)	(0.08)

Net Asset Value, End of Period	$11.10	$10.47	$9.98	$10.22	$10.10

Total Return (%) (b)	9.54	8.64	0.23	3.17	2.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.57	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.44	0.43	0.43
Ratio of net investment income to average net assets (%)	1.75	2.63	2.59	1.98	1.56
Portfolio turnover rate (%)	352 (d)	232 (d)	262 (d)	308 (d)	298 (d)
Net assets, end of period (in millions)	$1,775.8	$1,831.5	$2,057.7	$2,238.8	$2,210.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.45	$9.96	$10.19	$10.09	$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.24	0.23	0.18	0.14
Net realized and unrealized gain (loss)	0.79	0.59	(0.23)	0.11	0.08

Total income (loss) from investment operations	0.95	0.83	0.00	0.29	0.22

Less Distributions
Distributions from net investment income	(0.33)	(0.34)	(0.23)	(0.17)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00

Total distributions	(0.33)	(0.34)	(0.23)	(0.19)	(0.08)

Net Asset Value, End of Period	$11.07	$10.45	$9.96	$10.19	$10.09

Total Return (%) (b)	9.14	8.39	0.07	2.82	2.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.69	0.68	0.68
Ratio of net investment income to average net assets (%)	1.48	2.38	2.34	1.73	1.34
Portfolio turnover rate (%)	352 (d)	232 (d)	262 (d)	308 (d)	298 (d)
Net assets, end of period (in millions)	$0.4	$0.5	$0.5	$0.6	$0.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 207%, 203%, 198%, 207%, and 193% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon an interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $82,965,759, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(47,532,053)	$—	$—	$—	$(47,532,053)
U.S. Treasury & Government Agencies	(96,419,951)	—	—	—	(96,419,951)
Total Borrowings	$(143,952,004)	$—	$—	$—	$(143,952,004)
Gross amount of recognized liabilities for securities lending transactions					$(143,952,004)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$510

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$13,009,843
Swap contracts	89,613

$13,099,456

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$577,797
Swap contracts	(2,575)

$575,222

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$149,441,581
Futures contracts short	(9,048,953)
Swap contracts	203,080,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,851,134,218	$318,845,354	$5,797,284,819	$399,510,949

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$2,920,242,224	$2,723,200,273

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $9,754,884.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 29, 2019 through April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,112,433,715

Gross unrealized appreciation	68,328,781
Gross unrealized depreciation	(2,576,797)

Net unrealized appreciation (depreciation)	$65,751,984

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$55,124,111	$64,313,644	$—	$—	$55,124,111	$64,313,644

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$106,241,846	$23,900,106	$65,751,984	$—	$195,893,936

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $957,309.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the TCW Core Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TCW Core Fixed Income Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-29

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-30

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-31

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, below the Expense Universe median, and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-32

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 7.87%, 7.64%, and 7.71%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 4.96%.

MARKET ENVIRONMENT / CONDITIONS

Solid equity market performance across all major U.S. indices capped an unparalleled year on many levels. The S&P 500 Index posted a 12.15% return during the fourth quarter and was up 18.40% on the year. It is difficult to fathom that nine months ago the equity market was in bear market territory and the economy was on the verge of the most “predictable” recession in history. However, the bear market was short-lived, as aggressive monetary and fiscal stimulus was quickly injected into the economy to help alleviate the negative shock from the coronavirus (“COVID-19”) pandemic. The potential for a COVID-19 vaccine(s) to become widely available in early 2021, fading election uncertainty, and the accumulation of massive stimulus conspired to fuel investor optimism. Nevertheless, as we close out a memorable year, it is remarkable that we can report that all major U.S. equity indices ended the year in positive territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index (the “Index”) in 2020. During the 12-month period ended December 31, 2020, sector allocation was the primary driver of relative outperformance, while stock selection partially offset the favorable impact of sector weighting. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns across seven of the eleven major economic sectors were positive for the year, with six sectors outpacing the Index. Materials was the top-performing sector, posting a return of 27.0%. In contrast, Energy was the worst-performing sector, significantly lagging the Index and returning -33.0%.

Specifically, for the Portfolio, an overweight to Information Technology, Materials, and Consumer Staples, as well as an underweight to Real Estate and Utilities, contributed to overall relative performance for the year. However, stock selection in both the Information Technology and Materials sectors partially offset the favorable impact of the overweight. Stock selection in the Consumer Staples, Health Care, Real Estate, and Industrials sectors also augmented performance for the year. Conversely, stock selection in the Communication Services, Consumer Discretionary, and Financials sectors detracted from relative performance. An underweight to the Communication Services sector also detracted from relative return for the period. Additionally, the Portfolio’s cash position during the year was a drag on performance.

During the period, the largest individual contributors included Nuance Communications, Molina Healthcare, and Parker-Hannifin Corp.

Nuance Communications, a provider of enterprise voice recognition and healthcare voice transcription solutions, was the top contributor for the year. The company reported solid results throughout the year that were ahead of consensus estimates. During the first quarter, results were particularly strong in the Enterprise segment, which provided solutions to help back up customer contact centers during the COVID-19 crisis. In subsequent quarters, the company benefited from the dissipation of COVID-related disruptions. Elective procedures rebounded faster than anticipated, allowing hospitals to invest in technologies geared toward improving physician productivity. Nuance is a key player in its target market, healthcare transcription, and we believe the company is well-positioned to benefit from the increased adoption of specialized technologies that improve the physician/patient experience. During the period, we sold our position in Nuance Communications on strength.

Molina Healthcare, a managed care provider focused on Medicaid markets, was another top contributor for the year. Late in the first quarter, Molina announced that the Texas Health and Human Services Commission canceled a contract that it awarded to several other providers in October 2019. This was welcome news for investors as it offered the company the opportunity to rebid for the contract. The decision was also a boost of confidence for Molina, which was misperceived to be a lower quality operator in the state. In addition, Molina shares likely benefited from the company’s healthy balance sheet position and lower utilization among members during the pandemic.

Shares of Parker-Hannifin, a leader in motion and control technologies across multiple industries, appreciated after the company reported solid fiscal first quarter 2020 results that were driven by favorable operational execution, which led to limited decremental margins. Furthermore, management telegraphed their optimistic outlook for industrial demand, which they believe will be a broad-based rebound across regions and segments. Despite the strong performance, we believe the risk/reward profile for Parker-Hannifin remains compelling.

During the period, the largest individual detractors included Alaska Air Group, Cinemark Holdings, and Alleghany Corp.

Alaska Air Group was the top detractor during the period. Like many airline companies across the globe, Alaska Air fell victim to the COVID-19 outbreak, as demand for air travel cratered. We reevaluated the investment thesis for the carrier, as we do with all holdings, and decided to maintain a smaller position for several reasons. The company boasts one of the better balance sheets in the space, and their business model is less complex than other carriers, given the lack of exposure to international routes. Furthermore, Alaska Air had a seat at the table as the federal government negotiated relief packages with the airline industry. Additionally, based on work we’ve done on other holdings, as well as conversations we’ve had with company

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

management teams and industry analysts, we believe that leisure travel should rebound quicker than business travel. Alaska Air’s business model is more leveraged to leisure travel, which in our opinion should bode well for the company relative to carriers catering to business and international travelers.

Cinemark Holdings was another company caught in the eye of the storm. Given COVID-19 mitigation efforts across the country, movie theatres were shut down, which was a major blow for the operators. Due to the challenges facing the industry, coupled with the lack of clarity on movie-going habits post-pandemic, we sold our position in Cinemark during the period.

Alleghany Corp., an insurance holding company, was also a top detractor for the period. Investor sentiment weighed on the group for several reasons, including lower reinvestment rates from falling bond yields, greater potential for loss associated with COVID-19 economic disruptions, reduced share-buyback activity, and overall market volatility. While we are mindful that the overhang from the COVID-19 outbreak may continue to weigh on investor sentiment in the near term, we believe the company is well-positioned to capitalize as the pricing environment improves, given its two attractive franchises, TransRe and RSUI. Our thesis for Alleghany remains unchanged at this time.

As of December 31, 2020, the Portfolio had 75 holdings. The Portfolio was overweight in Materials, Consumer Staples, Information Technology, and Industrials. Conversely, the Portfolio was underweight in Utilities, Real Estate, Health Care, Consumer Discretionary, Communication Services, Energy, and Financials. Sector weighting is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year	Since Inception[1]
Victory Sycamore Mid Cap Value Portfolio
Class A	7.87	9.81	8.80	—
Class B	7.64	9.54	8.52	—
Class E	7.71	9.65	—	9.48
Russell Midcap Value Index	4.96	9.73	10.49	—

1 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Archer-Daniels-Midland Co.	2.5
Alleghany Corp.	2.2
BorgWarner, Inc.	2.1
Flex, Ltd.	2.1
Textron, Inc.	2.0
Avery Dennison Corp.	2.0
Yum! Brands, Inc.	1.8
Sysco Corp.	1.7
Steel Dynamics, Inc.	1.7
American Financial Group, Inc.	1.7

Top Sectors

% of Net Assets
Industrials	19.2
Financials	15.0
Information Technology	13.2
Materials	11.8
Consumer Discretionary	10.5
Consumer Staples	8.2
Real Estate	7.0
Health Care	5.5
Energy	3.5
Utilities	2.6

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.60%	$1,000.00	$1,270.90	$3.42
	Hypothetical*	0.60%	$1,000.00	$1,022.12	$3.05

Class B (a)	Actual	0.85%	$1,000.00	$1,269.00	$4.85
	Hypothetical*	0.85%	$1,000.00	$1,020.86	$4.32

Class E (a)	Actual	0.75%	$1,000.00	$1,270.50	$4.28
	Hypothetical*	0.75%	$1,000.00	$1,021.37	$3.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Textron, Inc.	410,000	$19,815,300

Airlines—1.0%
Alaska Air Group, Inc.	193,000	10,036,000

Auto Components—3.4%
Aptiv plc	96,000	12,507,840
BorgWarner, Inc. (a)	541,000	20,904,240

		33,412,080

Banks—4.3%
Prosperity Bancshares, Inc. (a)	216,000	14,981,760
TCF Financial Corp.	308,000	11,402,160
Zions Bancorp N.A.	369,900	16,068,456

		42,452,376

Building Products—1.5%
Owens Corning	196,400	14,879,264

Chemicals—3.8%
Corteva, Inc.	212,000	8,208,640
Eastman Chemical Co.	141,900	14,229,732
Westlake Chemical Corp.	176,300	14,386,080

		36,824,452

Commercial Services & Supplies—0.7%
Republic Services, Inc.	71,000	6,837,300

Communications Equipment—1.1%
Motorola Solutions, Inc.	61,700	10,492,702

Containers & Packaging—4.8%
AptarGroup, Inc.	87,600	11,991,564
Avery Dennison Corp.	127,700	19,807,547
Packaging Corp. of America	107,000	14,756,370

		46,555,481

Electric Utilities—2.6%
Alliant Energy Corp.	253,600	13,068,008
Xcel Energy, Inc.	181,500	12,100,605

		25,168,613

Electrical Equipment—1.5%
Hubbell, Inc. (a)	94,800	14,863,692

Electronic Equipment, Instruments & Components—5.2%
Amphenol Corp. - Class A	65,700	8,591,589
Coherent, Inc. (a) (b)	102,000	15,302,040
Flex, Ltd. (b)	1,149,500	20,668,010
Zebra Technologies Corp. - Class A (b)	16,800	6,456,744

		51,018,383

Equity Real Estate Investment Trusts—7.0%
American Homes 4 Rent - Class A (a)	418,000	12,540,000

Equity Real Estate Investment Trusts—(Continued)
Americold Realty Trust (a)	227,000	8,473,910
Healthcare Trust of America, Inc. - Class A	344,000	9,473,760
Highwoods Properties, Inc.	270,500	10,719,915
Lamar Advertising Co. - Class A	202,400	16,843,728
National Retail Properties, Inc. (a)	255,500	10,455,060

		68,506,373

Food & Staples Retailing—2.4%
Kroger Co. (The)	187,500	5,955,000
Sysco Corp.	230,000	17,079,800

		23,034,800

Food Products—5.8%
Archer-Daniels-Midland Co.	481,500	24,272,415
Hershey Co. (The)	81,000	12,338,730
Hormel Foods Corp. (a)	115,500	5,383,455
Tyson Foods, Inc. - Class A	233,500	15,046,740

		57,041,340

Health Care Equipment & Supplies—3.1%
Cooper Cos., Inc. (The)	42,500	15,441,100
Hill-Rom Holdings, Inc.	151,800	14,871,846

		30,312,946

Health Care Providers & Services—2.4%
Molina Healthcare, Inc. (b)	39,500	8,400,860
Quest Diagnostics, Inc.	125,700	14,979,669

		23,380,529

Hotels, Restaurants & Leisure—4.6%
Darden Restaurants, Inc.	120,900	14,401,608
Las Vegas Sands Corp.	229,000	13,648,400
Yum! Brands, Inc.	158,500	17,206,760

		45,256,768

Insurance—10.7%
Aflac, Inc.	224,800	9,996,856
Alleghany Corp. (a)	35,700	21,551,733
American Financial Group, Inc.	193,000	16,910,660
Arthur J. Gallagher & Co.	109,200	13,509,132
Everest Re Group, Ltd. (a)	65,000	15,215,850
Old Republic International Corp. (a)	552,000	10,879,920
W.R. Berkley Corp.	247,000	16,405,740

		104,469,891

IT Services—5.3%
DXC Technology Co.	396,000	10,197,000
Genpact, Ltd.	370,600	15,328,016
Leidos Holdings, Inc.	115,300	12,120,336
MAXIMUS, Inc.	189,000	13,832,910

		51,478,262

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—6.8%
AGCO Corp.	158,500	$16,339,765
Lincoln Electric Holdings, Inc. (a)	62,000	7,207,500
Oshkosh Corp.	120,000	10,328,400
Parker-Hannifin Corp.	58,000	15,799,780
Toro Co. (The)	90,000	8,535,600
Xylem, Inc.	86,700	8,825,193

		67,036,238

Media—2.5%
Interpublic Group of Cos., Inc. (The)	627,000	14,747,040
ViacomCBS, Inc. - Class B (a)	258,300	9,624,258

		24,371,298

Metals & Mining—3.3%
Reliance Steel & Aluminum Co.	129,300	15,483,675
Steel Dynamics, Inc. (a)	462,000	17,033,940

		32,517,615

Oil, Gas & Consumable Fuels—3.5%
Cimarex Energy Co.	232,300	8,713,573
Devon Energy Corp.	543,000	8,584,830
Parsley Energy, Inc. - Class A	483,000	6,858,600
Valero Energy Corp.	173,100	9,792,267

		33,949,270

Professional Services—1.4%
ManpowerGroup, Inc.	157,000	14,158,260

Road & Rail—2.9%
J.B. Hunt Transport Services, Inc.	94,000	12,845,100
Landstar System, Inc. (a)	113,700	15,310,842

		28,155,942

Semiconductors & Semiconductor Equipment—0.8%
Skyworks Solutions, Inc.	48,200	7,368,816

Specialty Retail—2.4%
AutoNation, Inc. (a) (b)	140,000	9,770,600
Ross Stores, Inc.	113,000	13,877,530

		23,648,130

Technology Hardware, Storage & Peripherals—0.9%
Hewlett Packard Enterprise Co.	758,000	8,982,300

Trading Companies & Distributors—1.2%
United Rentals, Inc. (b)	50,300	11,665,073

Total Common Stocks (Cost $865,564,113)		967,689,494

Short-Term Investment—1.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $10,242,797; collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $10,447,699.	10,242,797	$10,242,797

Total Short-Term Investments (Cost $10,242,797)		10,242,797

Securities Lending Reinvestments (c)—8.7%

Certificates of Deposit—2.7%
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (d)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (d)	1,000,000	1,000,083
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (d)	1,000,000	1,000,070
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	4,000,000	4,001,532
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	3,000,000	2,998,896
0.301%, SOFR + 0.210%, 02/22/21 (d)	3,000,000	2,998,896
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	3,000,000	3,000,357
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	2,000,000	1,999,982
0.270%, 05/04/21	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	2,995,482	2,997,000
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (d)	1,000,000	1,000,050
0.300%, 3M LIBOR + 0.070%, 10/08/21 (d)	2,000,000	2,000,040

		25,996,981

Commercial Paper—0.5%
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	5,000,000	5,000,965

Repurchase Agreements—4.7%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $13,200,367; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $14,659,242.	13,200,000	13,200,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $1,500,613; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,666,989.	1,500,000	1,500,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,197,236; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $1,221,174.	1,197,229	$1,197,229
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $5,002,090; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $300,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $200,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,200,044; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,333,384.	1,200,000	1,200,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $200,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $204,082.	200,000	200,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $10,850,253; collateralized by various Common Stock with an aggregate market value of $12,055,696.	10,850,000	10,850,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $6,000,133; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $6,656,378.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $600,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $665,638.	600,000	600,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $2,000,040; collateralized by various Common Stock with an aggregate market value of $2,222,600.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,700,060; collateralized by various Common Stock with an aggregate market value of $3,000,509.	2,700,000	2,700,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $600,025; collateralized by various Common Stock with an aggregate market value of $666,780.	600,000	600,000

		45,547,229

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	4,000,000	4,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $84,544,010)		84,545,175

Total Investments—108.6% (Cost $960,350,920)		1,062,477,466
Other assets and liabilities (net)—(8.6)%		(83,934,217)

Net Assets—100.0%		$978,543,249

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $82,872,913 and the collateral received consisted of cash in the amount of $84,542,711. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

See accompanying notes to financial statements.

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$967,689,494	$—	$—	$967,689,494
Total Short-Term Investment*	—	10,242,797	—	10,242,797
Securities Lending Reinvestments
Certificates of Deposit	—	25,996,981	—	25,996,981
Commercial Paper	—	5,000,965	—	5,000,965
Repurchase Agreements	—	45,547,229	—	45,547,229
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	76,545,175	—	84,545,175
Total Investments	$975,689,494	$86,787,972	$—	$1,062,477,466

Collateral for Securities Loaned (Liability)	$—	$(84,542,711)	$—	$(84,542,711)

*	See Schedule of Investments for additional detailed categorizations.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,062,477,466
Receivable for:
Investments sold	1,801,940
Fund shares sold	202,354
Dividends	884,378
Prepaid expenses	2,614

Total Assets	1,065,368,752
Liabilities
Collateral for securities loaned	84,542,711
Payables for:
Investments purchased	248,697
Fund shares redeemed	1,148,537
Accrued Expenses:
Management fees	458,826
Distribution and service fees	142,489
Deferred trustees’ fees	199,815
Other expenses	84,428

Total Liabilities	86,825,503

Net Assets	$978,543,249

Net Assets Consist of:
Paid in surplus	$836,053,080
Distributable earnings (Accumulated losses)	142,490,169

Net Assets	$978,543,249

Net Assets
Class A	$292,570,777
Class B	661,109,704
Class E	24,862,768
Capital Shares Outstanding*
Class A	15,395,814
Class B	35,659,620
Class E	1,323,268
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.00
Class B	18.54
Class E	18.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $960,350,920.
(b)	Includes securities loaned at value of $82,872,913.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$19,302,841
Interest	7,419
Securities lending income	333,107

Total investment income	19,643,367
Expenses
Management fees	5,601,200
Administration fees	44,401
Custodian and accounting fees	64,769
Distribution and service fees—Class B	1,458,094
Distribution and service fees—Class E	33,289
Audit and tax services	44,887
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	106,185
Insurance	6,554
Miscellaneous	14,802

Total expenses	7,474,148
Less management fee waiver	(796,163)
Less broker commission recapture	(33,066)

Net expenses	6,644,919

Net Investment Income	12,998,448

Net Realized and Unrealized Gain
Net realized gain on investments	27,774,411
Net change in unrealized appreciation on investments	31,902,440

Net realized and unrealized gain	59,676,851

Net Increase in Net Assets From Operations	$72,675,299

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,998,448	$13,269,396
Net realized gain	27,774,411	51,397,653
Net change in unrealized appreciation	31,902,440	175,964,188

Increase in net assets from operations	72,675,299	240,631,237

From Distributions to Shareholders
Class A	(18,942,425)	(12,840,171)
Class B	(43,719,184)	(28,533,938)
Class E	(1,660,055)	(1,124,491)

Total distributions	(64,321,664)	(42,498,600)

Decrease in net assets from capital share transactions	(9,370,448)	(88,821,822)

Total increase (decrease) in net assets	(1,016,813)	109,310,815

Net Assets
Beginning of period	979,560,062	870,249,247

End of period	$978,543,249	$979,560,062

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	647,534	$9,507,410	281,189	$5,009,746
Reinvestments	1,254,465	18,942,425	743,926	12,840,171
Redemptions	(1,854,551)	(30,406,535)	(2,092,785)	(36,877,677)

Net increase (decrease)	47,448	$(1,956,700)	(1,067,670)	$(19,027,760)

Class B
Sales	2,693,061	$38,726,406	652,110	$11,108,064
Reinvestments	2,964,012	43,719,184	1,689,399	28,533,938
Redemptions	(5,416,638)	(88,789,799)	(6,158,735)	(106,989,509)

Net increase (decrease)	240,435	$(6,344,209)	(3,817,226)	$(67,347,507)

Class E
Sales	60,167	$896,177	29,682	$518,185
Reinvestments	111,115	1,660,055	65,798	1,124,491
Redemptions	(221,088)	(3,625,771)	(232,833)	(4,089,231)

Net decrease	(49,806)	$(1,069,539)	(137,353)	$(2,446,555)

Decrease derived from capital shares transactions		$(9,370,448)		$(88,821,822)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.09	$15.46	$20.89	$19.25	$17.61

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.28	0.24	0.16	0.21 (b)
Net realized and unrealized gain (loss)	0.90	4.17	(1.86)	1.71	2.45

Total income (loss) from investment operations	1.18	4.45	(1.62)	1.87	2.66

Less Distributions
Distributions from net investment income	(0.28)	(0.24)	(0.17)	(0.23)	(0.16)
Distributions from net realized capital gains	(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(1.27)	(0.82)	(3.81)	(0.23)	(1.02)

Net Asset Value, End of Period	$19.00	$19.09	$15.46	$20.89	$19.25

Total Return (%) (c)	7.87	29.35	(9.95)	9.77	15.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.68	0.68
Net ratio of expenses to average net assets (%) (d)	0.60	0.60	0.60	0.65 (e)	0.66
Ratio of net investment income to average net assets (%)	1.69	1.56	1.25	0.83	1.18 (b)
Portfolio turnover rate (%)	39	32	32	140	32
Net assets, end of period (in millions)	$292.6	$293.0	$253.9	$309.4	$312.8

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.65	$15.12	$20.50	$18.90	$17.30

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.19	0.10	0.17 (b)
Net realized and unrealized gain (loss)	0.88	4.07	(1.82)	1.68	2.40

Total income (loss) from investment operations	1.11	4.30	(1.63)	1.78	2.57

Less Distributions
Distributions from net investment income	(0.23)	(0.19)	(0.11)	(0.18)	(0.11)
Distributions from net realized capital gains	(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(1.22)	(0.77)	(3.75)	(0.18)	(0.97)

Net Asset Value, End of Period	$18.54	$18.65	$15.12	$20.50	$18.90

Total Return (%) (c)	7.64	28.98	(10.15)	9.47	15.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.93	0.93
Net ratio of expenses to average net assets (%) (d)	0.85	0.85	0.85	0.90 (e)	0.91
Ratio of net investment income to average net assets (%)	1.43	1.31	1.00	0.58	0.97 (b)
Portfolio turnover rate (%)	39	32	32	140	32
Net assets, end of period (in millions)	$661.1	$660.6	$593.3	$775.6	$791.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.89	$15.30	$20.71	$19.09	$17.46

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25	0.21	0.13	0.19 (b)
Net realized and unrealized gain (loss)	0.89	4.13	(1.85)	1.69	2.43

Total income (loss) from investment operations	1.14	4.38	(1.64)	1.82	2.62

Less Distributions
Distributions from net investment income	(0.25)	(0.21)	(0.13)	(0.20)	(0.13)
Distributions from net realized capital gains	(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(1.24)	(0.79)	(3.77)	(0.20)	(0.99)

Net Asset Value, End of Period	$18.79	$18.89	$15.30	$20.71	$19.09

Total Return (%) (c)	7.71	29.18	(10.10)	9.59	15.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (d)	0.75	0.75	0.75	0.80 (e)	0.81
Ratio of net investment income to average net assets (%)	1.53	1.41	1.10	0.68	1.07 (b)
Portfolio turnover rate (%)	39	32	32	140	32
Net assets, end of period (in millions)	$24.9	$25.9	$23.1	$30.2	$31.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% during the year ended December 31, 2017.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $10,242,797. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $45,547,229. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$332,838,698	$0	$397,966,023

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$5,601,200	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$961,191,054

Gross unrealized appreciation	156,003,336
Gross unrealized depreciation	(54,716,924)

Net unrealized appreciation (depreciation)	$101,286,412

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$24,770,641	$37,798,658	$39,551,023	$4,699,942	$64,321,664	$42,498,600

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,855,471	$21,548,102	$101,286,412	$—	$142,689,985

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Victory Sycamore Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Victory Sycamore Mid Cap Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-24

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Victory Sycamore Mid Cap Value Portfolio. The Board considered the following information in relation to the Advisory Agreement with the Adviser and Victory Capital Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020. The Board took into account that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year and three-year periods ended October 31, 2020, and underperformed its benchmark for the five-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned 2.93% and 2.72%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 4.96%.

MARKET ENVIRONMENT / CONDITIONS

Financial markets saw significant volatility during the year as global economies were severely affected by the coronavirus (“COVID-19”) pandemic. The virus’ impact and the government-imposed stay-at-home order saw several markets enter a period of dysfunction that caused stress and panic throughout many areas of the economy placing it into a recession. As investors began to discount a post COVID-19 economic recovery, equity markets began to significantly rebound in the second quarter of 2020. The robust fiscal and monetary response as well as businesses beginning to reopen fueled a sharp market rally that continued into the end of the year with positive news related to multiple COVID-19 vaccine developments, the U.S. election results, and potential further stimulus packages.

Amidst the market volatility and rally for the back half of 2020, the Russell Midcap Value Index (the “Index”) advanced during the period, ending the year delivering a 4.96% positive return. The Materials, Communication Services, Health Care, and Information Technology sectors were the best performing sectors within the Index. Energy, Real Estate, and Utilities were the worst-performing sectors within the Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s relative performance shortfall was driven by stock selection during the period while relative sector weight allocation differences added value. The Portfolio’s underperformance relative to the Index was primarily due to security selection in the Information Technology, Communication Services, and Consumer Discretionary sectors. In addition, underweights to the Communication Services and Consumer Discretionary sectors detracted. On the positive side, stock selection and positioning in the Real Estate, Health Care, and Industrials sectors were the largest contributors.

The Portfolio performed in line with the Index during the drawdown in the first quarter. Given the crisis was caused by a health care issue, many of the health care stocks did not hold up as well as expected during a typical economic pull back. We used that volatility to initiate some new positions and increase weightings in stocks that we believed were unfairly being sold due to short-term reasons and offered attractive long-term reward/risk valuations. These actions allowed the Portfolio to largely keep pace in the second quarter market rally. Optimism around potential vaccines in the fourth quarter sparked another rally and a rotation into the more cyclical areas of the market. This cyclical rotation favored the higher beta and the more volatile sectors and stocks within the Index. We typically expect to lag in the first couple innings of the economic cycle in which some of the “lower quality” factors like beta, leverage, or volatility outperform, but we seek to outperform as the cycle matures into the middle innings when macro influences are more muted, consistency of cash flows is appreciated, and our companies can utilize their financial flexibility to create increased shareholder value.

Stock selection in the Information Technology was the largest detractor during the period. Within the sector, Amdocs Limited was a detractor from relative performance. Amdocs is a provider of software and service solutions for the communications, entertainment and media industries. We believe most investors would be hard pressed to criticize the company’s business execution during 2020. Underperformance is primarily a function of the market’s appetite in 2020 for revenue growth vs. dependable free cash flow creators like Amdocs. The reward/risk valuation is very attractive, and we believe recent new customer acquisition and a pending ramp in 5G should be very additive to growth in the coming quarters.

The Communication Services sector was a detractor from relative performance as a result of stock selection and an underweight relative to the Index as the sector was the second-best performer for the period. Global media company, Discovery, Inc. was the largest detractor. During the quarter, our concerns about secular headwinds became too great to ignore and we lost confidence in our investment thesis, as related to Discovery, and the strength of the company’s competitive advantages, leading to us exiting the Portfolio’s position as our process dictates.

Security selection and positioning in the Consumer Discretionary sector subtracted value from performance during the past twelve months. The largest relative individual detractors during the period for both the sector and the Portfolio were Norwegian Cruise Line Holdings, Ltd. and Kohl’s Corp. Norwegian is a global cruise operator with brands including Norwegian Cruise Line, Oceania Cruises, and Regent Seven Seas Cruises. During the first quarter of 2020, Norwegian detracted from performance as the stock sold off sharply as fears grew regarding the impact COVID-19 would have on the global cruise industry. Our original thesis for the name did not expect a pandemic to create a complete shutdown of the industry and particularly for a duration of longer than 60 days. This scenario has caused more pressure on the balance sheet than our original analysis had anticipated and we have concerns that cruising as a preferred discretionary activity will be impaired for some time, so we chose to exit the position from the Portfolio early in the year. Kohl’s is a mid-tier retailer selling apparel and footwear for men, women, and children along with soft home products such as sheets, towels, and other housewares. The company has used their free cash flow to fund internal initiatives to support growth and improve efficiency to help augment customer experience including but not limited to personalization, localization, speed to market and its buy online pickup instore initiative. We believe the current consumer environment in light of impact from the Coronavirus may overshadow any internal

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Incorporated

Portfolio Manager Commentary*—(Continued)

progress Kohl’s has made. Given the significant negative impact expected on sales, earnings, and free cash flow, we reevaluated our long-term thesis and made the decision to sell our position from the Portfolio during the period.

On the positive side, the Portfolio’s sizeable underweight to Real Estate as well as stock selection in the sector contributed to relative performance as Real Estate was the second-worst performing sector in the Index. We continued to be underweight the sector as we awaited more attractive reward to risk opportunities to emerge. Within the sector, CBRE Group, Inc. was the primary contributor to relative performance. CBRE is the largest commercial real estate services company in the world. We see a business that is becoming less cyclical and more dominate over time as it continues to lead the industry in technology investments and grow its annuity-like facilities management business. We believe this quality shift is expanding the company’s optimal capital structure and making the cash flow stream more stable over time. Its balance sheet is also uniquely under-levered providing firepower to continue to add quality assets to the portfolio and return capital to shareholders. During the period, the company’s earnings release showed a more stable earnings stream than feared and an acceleration in market share across the globe helping to prove out the narrative in our thesis. The stock reacted very well to this more stable cash flow profile and we continued to hold CBRE as a core position in the Portfolio.

The Portfolio’s sizeable relative overweight within the strong-performing Health Care sector as well as stock selection contributed to performance. Within the sector, Varian Medical Systems, Inc. was the largest relative contributor in the period. Varian is the largest manufacturer of radiotherapy medical devices and software for treating cancer. Varian’s steady revenue created very predictable and reliable free cash and the company’s consistently strong balance sheet gave the company the ability to act offensively (consolidate the industry at lower multiples) when other companies needed to be defensive. The strength of the balance sheet protected the downside in the recent downturn as well as allowed the company to buy back stock during market weakness. During the third quarter, the company entered into an agreement to be acquired by Siemens Healthcare in an all-cash transaction, resulting in a sizable takeout premium.

Stock selection and a relative overweight to the Index added value in the Industrials sector. Kansas City Southern is a North American railroad company whose rail line connects the Midwest United States to the manufacturing hub in Central Mexico. We see a unique asset poised for outsized growth due to the improving trade relationship between the U.S. and Mexico and the foreign direct investment growth Mexico attracts. Kansas City Southern is also going through a version of precision railroading that should drive capital efficiency and higher return, which we believe should improve the optimal capital structure and the value creation avenues available to the company. Kansas City Southern reported a strong second quarter with an operating ratio that surprised the market to the upside and followed that up with positive directional guidance for their third quarter giving credence to the precision railroading margin opportunity. Additionally, during the third quarter, the Wall Street Journal indicated that two private equity firms made a bid for the company and the stock rallied materially on that news. We continue to see a long runway of volume and margin outperformance, much of which is in the company’s control and less macro dependent and therefore we continued to see an attractive reward-to-risk opportunity.

During the period, the Portfolio increased its exposure in the Consumer Staples sector shifting from an underweight to an overweight within the sector, purchasing three new positions in favor of two positions where we exited. We also raised our Information Technology sector weighting as we saw attractive buying opportunities in six new Portfolio names. At the same time, we decreased our overweight position in Health Care, shifting to a minor underweight as we exited two positions. In Consumer Discretionary we shifted our positioning by exiting four portfolio names, while adding four new investments and either adding to or trimming many of the existing names.

As of December 31, 2020, the Portfolio was highly diversified across sectors and industries, with the goal to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Financials and Information Technology sectors. In Financials, the overweight was primarily in insurance companies that provide more stable cash flow, pricing power, and less interest rate sensitivity than banks. Within Information Technology, the Portfolio owned an eclectic group of service-oriented names that we believed possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. The Portfolio’s largest underweights were in the Communication Services and Consumer Discretionary sectors. We saw less attractive reward-to-risk opportunities in the Real Estate sector, and as such the Portfolio remained largely underweight the sector at period-end. The underweight to Utilities was largely driven by the view that we were finding more attractive reward-to-risk opportunities in other sectors that can more freely deploy capital and

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Incorporated

Portfolio Manager Commentary*—(Continued)

still provide protection from lower treasury yields. These weights were driven by our bottom-up reward/risk process as well as our portfolio construction methodology that is designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, Incorporated

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	2.93	8.91	8.89
Class B	2.72	8.64	8.62
Russell Midcap Value Index	4.96	9.73	10.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Carlisle Cos., Inc.	3.1
Alcon, Inc.	2.8
Amdocs, Ltd.	2.8
CBRE Group, Inc.- Class A	2.8
Arch Capital Group, Ltd.	2.8
Republic Services, Inc.	2.7
Euronet Worldwide, Inc.	2.6
Brown & Brown, Inc.	2.6
Reynolds Consumer Products, Inc.	2.5
AerCap Holdings NV	2.4

Top Sectors

% of Net Assets
Industrials	19.7
Financials	18.7
Information Technology	13.1
Consumer Discretionary	9.1
Real Estate	8.1
Health Care	7.8
Materials	7.2
Consumer Staples	6.6
Utilities	5.1
Energy	2.7

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.72%	$1,000.00	$1,266.20	$4.10
	Hypothetical*	0.72%	$1,000.00	$1,021.52	$3.66

Class B (a)	Actual	0.97%	$1,000.00	$1,265.40	$5.52
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.93

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
General Dynamics Corp. (a)	39,579	$5,890,147
L3Harris Technologies, Inc.	26,132	4,939,470

		10,829,617

Auto Components—4.1%
Aptiv plc	95,181	12,401,132
Lear Corp.	57,023	9,068,368

		21,469,500

Banks—5.1%
Fifth Third Bancorp	330,867	9,122,003
PacWest Bancorp	161,673	4,106,494
Regions Financial Corp.	567,832	9,153,452
Zions Bancorp N.A.	96,536	4,193,524

		26,575,473

Beverages—1.6%
Keurig Dr Pepper, Inc. (a)	262,667	8,405,344

Building Products—1.0%
Masco Corp. (a)	96,488	5,300,086

Capital Markets—0.7%
LPL Financial Holdings, Inc.	37,181	3,875,004

Chemicals—3.2%
Celanese Corp.	66,854	8,687,009
PPG Industries, Inc.	55,711	8,034,640

		16,721,649

Commercial Services & Supplies—2.7%
Republic Services, Inc.	144,893	13,953,196

Communications Equipment—1.0%
Juniper Networks, Inc.	242,820	5,465,878

Construction & Engineering—2.1%
Jacobs Engineering Group, Inc.	103,314	11,257,093

Construction Materials—1.3%
Vulcan Materials Co.	44,859	6,653,038

Consumer Finance—1.2%
Discover Financial Services	66,743	6,042,244

Containers & Packaging—2.4%
AptarGroup, Inc. (a)	49,037	6,712,675
Packaging Corp. of America	40,619	5,601,766

		12,314,441

Distributors—1.3%
LKQ Corp. (b)	195,461	6,888,046

Diversified Consumer Services—0.5%
Terminix Global Holdings, Inc. (b)	49,747	2,537,594

Electric Utilities—2.9%
American Electric Power Co., Inc.	99,277	8,266,796
FirstEnergy Corp.	226,825	6,943,113

		15,209,909

Electronic Equipment, Instruments & Components—2.5%
CDW Corp.	26,801	3,532,104
FLIR Systems, Inc.	134,284	5,885,668
Keysight Technologies, Inc. (b)	28,202	3,725,202

		13,142,974

Energy Equipment & Services—0.8%
Baker Hughes Co. (a)	65,522	1,366,134
NOV, Inc.	210,924	2,895,986

		4,262,120

Equity Real Estate Investment Trusts—5.3%
American Campus Communities, Inc. (a)	170,771	7,303,876
Americold Realty Trust (a)	52,813	1,971,509
Equity LifeStyle Properties, Inc.	31,863	2,018,840
Invitation Homes, Inc.	348,072	10,337,738
Mid-America Apartment Communities, Inc.	49,345	6,251,518

		27,883,481

Food & Staples Retailing—1.7%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	240,224	8,955,551

Food Products—0.7%
Lamb Weston Holdings, Inc.	45,750	3,602,355

Health Care Equipment & Supplies—4.9%
Alcon, Inc. (a) (b)	221,770	14,632,384
Zimmer Biomet Holdings, Inc.	71,007	10,941,469

		25,573,853

Health Care Providers & Services—2.7%
Humana, Inc. (a)	11,983	4,916,265
Universal Health Services, Inc.—Class B	65,787	9,045,713

		13,961,978

Hotels, Restaurants & Leisure—2.1%
Vail Resorts, Inc.	7,866	2,194,299
Yum China Holdings, Inc.	153,523	8,764,628

		10,958,927

Household Durables—0.4%
DR Horton, Inc.	33,130	2,283,320

Household Products—2.5%
Reynolds Consumer Products, Inc. (a)	444,443	13,351,068

Industrial Conglomerates—3.1%
Carlisle Cos., Inc.	105,185	16,427,793

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—8.4%
Allstate Corp. (The)	79,899	$8,783,297
Arch Capital Group, Ltd. (b)	399,807	14,421,039
Brown & Brown, Inc.	289,307	13,716,045
Loews Corp.	158,513	7,136,255

		44,056,636

IT Services—6.1%
Amdocs, Ltd.	206,132	14,620,943
Euronet Worldwide, Inc. (b)	95,619	13,857,105
Paychex, Inc. (a)	35,988	3,353,362

		31,831,410

Life Sciences Tools & Services—0.3%
Charles River Laboratories International, Inc. (b)	6,237	1,558,377

Machinery—2.7%
Donaldson Co., Inc.	36,686	2,050,014
Pentair plc	50,704	2,691,875
Stanley Black & Decker, Inc.	53,933	9,630,276

		14,372,165

Metals & Mining—0.4%
Freeport-McMoRan, Inc.	75,978	1,976,948

Mortgage Real Estate Investment Trusts—1.5%
Annaly Capital Management, Inc. (a)	906,395	7,659,038

Oil, Gas & Consumable Fuels—1.9%
Devon Energy Corp.	160,388	2,535,735
EOG Resources, Inc.	28,852	1,438,849
Hess Corp.	52,118	2,751,309
Valero Energy Corp.	57,802	3,269,859

		9,995,752

Real Estate Management & Development—2.8%
CBRE Group, Inc. - Class A (b)	233,051	14,616,959

Road & Rail—2.1%
Kansas City Southern	52,802	10,778,472

Semiconductors & Semiconductor Equipment—1.7%
Analog Devices, Inc.	60,094	8,877,687

Special Purpose Acquisition Companies—1.8%
Pershing Square Tontine Holdings, Ltd. - Class A (a) (b)	342,995	9,507,821

Specialty Retail—0.7%
Best Buy Co., Inc.	35,454	3,537,955

Technology Hardware, Storage & Peripherals—1.8%
NCR Corp. (a) (b)	252,284	9,478,310

Trading Companies & Distributors—3.8%
AerCap Holdings NV (b)	274,800	12,525,384
United Rentals, Inc. (a) (b)	32,466	7,529,190

		20,054,574

Water Utilities—2.2%
American Water Works Co., Inc.	76,482	11,737,693

Total Common Stocks (Cost $416,060,829)		513,941,329

Mutual Funds—0.5%

Investment Company Securities—0.5%
SPDR S&P Oil & Gas Exploration & Production ETF (a) (Cost $2,356,539)	49,597	2,901,425

Warrant—0.1%

Special Purpose Acquisition Companies—0.1%
Pershing Square Tontine Holdings, Ltd., Expires 07/24/25 (b) (Cost $218,699)	37,827	363,139

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $4,574,358, collateralized by U.S. Treasury Note at 1.500%, maturing 09/15/22, with a market value of $4,665,921.	4,574,358	4,574,358

Total Short-Term Investments (Cost $4,574,358)		4,574,358

Securities Lending Reinvestments (c)—11.1%

Certificates of Deposit—1.8%
Credit Industriel et Commercial 0.250%, 06/11/21	1,000,000	999,865
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	1,000,000	999,632
0.301%, SOFR + 0.210%, 02/22/21 (d)	1,000,000	999,632
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	1,998,239	1,999,780
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (d)	500,000	500,110
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	999,870
Sumitomo Mitsui Banking Corp. 0.270%, 05/04/21	2,000,000	2,000,000
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (d)	1,000,000	1,000,020

		9,498,909

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—7.0%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $7,000,194; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $7,773,841.	7,000,000	$7,000,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $3,001,227; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,333,978.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $6,610,813; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $6,742,992.	6,610,776	6,610,776
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $2,000,836; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $900,012; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $500,011; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $510,000.	500,000	500,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $200,007; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $222,231.	200,000	200,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $5,000,117; collateralized by various Common Stock with an aggregate market value of $5,555,620.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,100,091; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $4,548,526.	4,100,000	4,100,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,600,076; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,775,034.	1,600,000	1,600,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,885,678.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,600,032; collateralized by various Common Stock with an aggregate market value of $1,778,080.	1,600,000	1,600,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,200,027; collateralized by various Common Stock with an aggregate market value of $1,333,560.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $900,038; collateralized by various Common Stock with an aggregate market value of $1,000,170.	900,000	900,000

		36,710,776

Mutual Funds—2.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	2,000,000	2,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $58,210,473)		58,209,685

Total Investments—110.7% (Cost $481,420,898)		579,989,936
Other assets and liabilities (net)—(10.7)%		(55,949,847)

Net Assets—100.0%		$524,040,089

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $58,903,428 and the collateral received consisted of cash in the amount of $58,209,016 and non-cash collateral with a value of $2,048,969. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$513,941,329	$—	$—	$513,941,329
Total Mutual Funds*	2,901,425	—	—	2,901,425
Total Warrant*	363,139	—	—	363,139
Total Short-Term Investment*	—	4,574,358	—	4,574,358
Securities Lending Reinvestments
Certificates of Deposit	—	9,498,909	—	9,498,909
Repurchase Agreements	—	36,710,776	—	36,710,776
Mutual Funds	12,000,000	—	—	12,000,000
Total Securities Lending Reinvestments	12,000,000	46,209,685	—	58,209,685
Total Investments	$529,205,893	$50,784,043	$—	$579,989,936

Collateral for Securities Loaned (Liability)	$—	$(58,209,016)	$—	$(58,209,016)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$579,989,936
Receivable for:
Investments sold	2,593,315
Fund shares sold	18,038
Dividends	686,542
Prepaid expenses	1,472

Total Assets	583,289,303
Liabilities
Collateral for securities loaned	58,209,016
Payables for:
Investments purchased	190,219
Fund shares redeemed	294,158
Accrued Expenses:
Management fees	287,252
Distribution and service fees	32,368
Deferred trustees’ fees	173,763
Other expenses	62,438

Total Liabilities	59,249,214

Net Assets	$524,040,089

Net Assets Consist of:
Paid in surplus	$430,448,063
Distributable earnings (Accumulated losses)	93,592,026

Net Assets	$524,040,089

Net Assets
Class A	$369,413,369
Class B	154,626,720
Capital Shares Outstanding*
Class A	29,973,036
Class B	12,574,383
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.32
Class B	12.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $481,420,898.
(b)	Includes securities loaned at value of $58,903,428.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$8,102,664
Interest	17,027
Securities lending income	138,927

Total investment income	8,258,618
Expenses
Management fees	3,328,143
Administration fees	31,108
Custodian and accounting fees	42,939
Distribution and service fees—Class B	347,368
Audit and tax services	44,887
Legal	45,738
Trustees’ fees and expenses	54,229
Shareholder reporting	35,511
Insurance	3,498
Miscellaneous	10,595

Total expenses	3,944,016
Less management fee waiver	(295,111)
Less broker commission recapture	(20,876)

Net expenses	3,628,029

Net Investment Income	4,630,589

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(8,609,849)

Net change in unrealized appreciation on investments	27,159,566

Net realized and unrealized gain	18,549,717

Net Increase in Net Assets From Operations	$23,180,306

(a)	Net of foreign withholding taxes of $5,680.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,630,589	$5,549,185
Net realized gain (loss)	(8,609,849)	30,923,648
Net change in unrealized appreciation	27,159,566	113,451,108

Increase in net assets from operations	23,180,306	149,923,941

From Distributions to Shareholders
Class A	(25,845,624)	(12,670,006)
Class B	(10,727,439)	(5,432,158)

Total distributions	(36,573,063)	(18,102,164)

Increase (decrease) in net assets from capital share transactions	22,963,043	(64,735,990)

Total increase in net assets	9,570,286	67,085,787

Net Assets
Beginning of period	514,469,803	447,384,016

End of period	$524,040,089	$514,469,803

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,289,704	$31,798,588	3,588	$42,487
Reinvestments	2,621,260	25,845,624	1,107,518	12,670,006
Redemptions	(2,875,509)	(32,029,733)	(4,888,595)	(57,975,211)

Net increase (decrease)	3,035,455	$25,614,479	(3,777,489)	$(45,262,718)

Class B
Sales	1,190,227	$11,550,510	268,628	$3,147,578
Reinvestments	1,089,081	10,727,439	475,254	5,432,158
Redemptions	(2,302,779)	(24,929,385)	(2,384,774)	(28,053,008)

Net decrease	(23,471)	$(2,651,436)	(1,640,892)	$(19,473,272)

Increase (decrease) derived from capital shares transactions		$22,963,043		$(64,735,990)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.02	$9.96	$12.70	$11.59	$11.19

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.11	0.16	0.14 (b)
Net realized and unrealized gain (loss)	0.05	3.36	(1.63)	1.11	1.28

Total income (loss) from investment operations	0.17	3.50	(1.52)	1.27	1.42

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.15)	(0.16)	(0.13)
Distributions from net realized capital gains	(0.74)	(0.33)	(1.07)	0.00	(0.89)

Total distributions	(0.87)	(0.44)	(1.22)	(0.16)	(1.02)

Net Asset Value, End of Period	$12.32	$13.02	$9.96	$12.70	$11.59

Total Return (%) (c)	2.93	35.78	(13.07)	11.03	13.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (d)	0.72	0.71	0.71	0.71	0.75
Ratio of net investment income to average net assets (%)	1.08	1.19	0.97	1.33	1.27 (b)
Portfolio turnover rate (%)	54	36	31	164	145
Net assets, end of period (in millions)	$369.4	$350.8	$305.9	$377.7	$358.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.99	$9.93	$12.66	$11.55	$11.16

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.11	0.08	0.13	0.11 (b)
Net realized and unrealized gain (loss)	0.06	3.36	(1.62)	1.11	1.27

Total income (loss) from investment operations	0.15	3.47	(1.54)	1.24	1.38

Less Distributions
Distributions from net investment income	(0.10)	(0.08)	(0.12)	(0.13)	(0.10)
Distributions from net realized capital gains	(0.74)	(0.33)	(1.07)	0.00	(0.89)

Total distributions	(0.84)	(0.41)	(1.19)	(0.13)	(0.99)

Net Asset Value, End of Period	$12.30	$12.99	$9.93	$12.66	$11.55

Total Return (%) (c)	2.72	35.53	(13.29)	10.79	13.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.02	1.02	1.01
Net ratio of expenses to average net assets (%) (d)	0.97	0.96	0.96	0.96	1.00
Ratio of net investment income to average net assets (%)	0.83	0.95	0.72	1.08	1.00 (b)
Portfolio turnover rate (%)	54	36	31	164	145
Net assets, end of period (in millions)	$154.6	$163.6	$141.4	$172.3	$176.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $4,574,358. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,710,776. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a

BHFTI-15

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$247,802,643	$0	$244,095,981

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$3,328,143	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wells Capital Management Incorporated is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

BHFTI-17

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$481,834,958

Gross unrealized appreciation	111,863,821
Gross unrealized depreciation	(13,708,843)

Net unrealized appreciation (depreciation)	$98,154,978

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$10,705,696	$13,004,355	$25,867,367	$5,097,809	$36,573,063	$18,102,164

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,870,633	$—	$98,154,978	$(8,259,822)	$93,765,789

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $4,563,073 and accumulated long-term capital losses of $3,696,749.

BHFTI-18

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Wells Capital Management Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wells Capital Management Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Wells Capital Management Mid Cap Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-23

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-24

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Wells Capital Management Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the three-year period ended October 31, 2020, and underperformed its benchmark for the one-year and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class B shares of the Western Asset Management Government Income Portfolio returned 7.68%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Bond Index1, returned 7.94%. The Portfolio’s Custom Benchmark2 returned 7.84% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The year 2020 was ultimately dominated by the coronavirus (“COVID-19”) global pandemic. Economic shutdowns caused severe demand destruction and were further exacerbated by an unexpected oil price war between Saudi Arabia and Russia in March. By late first quarter, industry-wide demand for cash and forced selling caused severe illiquidity in all markets, and spreads on all credit sectors gapped out to levels not seen since the Great Financial Crisis. In response, policymakers around the globe scrambled to introduce containment measures designed to slow the spread of the virus as well as fiscal and monetary stimulus packages to support both impacted individuals and their national economies.

The second quarter stood in sharp contrast to the first as global risk sentiment rebounded and there was room for cautious optimism around the development of both COVID-19 vaccines and therapeutic treatments. Later in the quarter, an increasing number of countries and U.S. states moved to ease lockdown restrictions, further bolstering market sentiment. Economic data released throughout the quarter suggested that the trough of the crisis was reached in April. Markets extended their rally during the third quarter and the U.S. economy continued to steadily improve, though most economic measures remained far from where they started the year.

Finally, the fourth quarter proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking as a number of significant breakthroughs occurred (announcement of COVID-19 vaccine, resolution on U.S. elections), which provided some measures of relief from key macro risks. In late December, President Trump signed a $900 billion package that would send immediate aid to individuals and businesses. This boosted risk sentiment as did the passage of several key deals abroad. The European Union (“EU”) approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the U.K. and the EU.

After the extreme sell-off during the first quarter, risk assets ultimately performed well during the rest of the year. Investment grade and high yield credit spreads ended the year almost exactly where they started while structured product and emerging market (“EM”) spreads were still wider on the year. The S&P 500 Index rose over 18%, the NASDAQ Composite rose 45%, and the 10-year U.S. Treasury (“UST”) yield fell from 1.92% to 0.93%. West Texas Intermediate crude oil fell $12.54/barrel (-21%) to $48.52 and the U.S. dollar weakened versus most developed market currencies but was mixed versus EM currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Government Income Portfolio had a positive return over the twelve-month period but underperformed its Custom Benchmark.

In aggregate, the Portfolio’s macro positioning was a detractor from performance. Over the full year, the Portfolio’s duration was tactically managed within a 93% to 110% position relative to the custom benchmark, both beginning and ending the period long relative to the custom index. This benefited performance for the period as rates fluctuated during the year but ultimately fell meaningfully. The Portfolio’s yield curve positioning, however, detracted from performance as the broad swath of the yield curve steepened on the year.

Spread sector exposure in the Portfolio generally detracted. The largest detractor to performance was the Portfolio’s exposure to U.S. dollar-denominated EM sovereigns. Though EM spreads tightened considerably in the second half as the overall global outlook improved, they were particularly impacted by the lower growth effects of the pandemic earlier in the year. The Portfolio’s Agency Mortgage-Backed Securities (“MBS”) exposures were negative for performance as they underperformed similar duration USTs over the year. Over the period, the Portfolio steadily reduced its exposure to Agency MBS in favor of Agency debentures. Finally, the Portfolio’s modest allocations to Commercial Mortgage-Backed Securities (“CMBS”) and Asset-Backed Securities (“ABS”) were largely neutral in terms of their performance impact. As sub-sectors, their spreads generally widened on the year reflecting the uncertainty around the broader economic re-opening timeline. However, issue selection within this particular segment was beneficial to relative results during the period.

In terms of positive contributors to performance, the Portfolio benefitted the most from its exposure to Agency debentures. After the first quarter, the Portfolio added meaningfully to its Agency exposures; over the full year 2020 Agencies modestly underperformed similar duration USTs, however, during the final two quarters they outperformed. The Portfolio also benefitted from its Treasury Inflation Linked Securities (“TIPS”) exposure over the year. The Portfolio added meaningfully to TIPS during the first quarter as long-dated breakeven rates (the difference between the yields on nominal bonds and TIPS of the same maturity) in March began to imply extremely low inflation expectations (approximately under 1%) for the next 30 years, which we believed were overdone. 30-year breakeven inflation rates eventually rose from these levels to end the year at 2.00%. In the last few months of the year, the Portfolio began to trim some of its exposure, capturing value, but continued to maintain a modest allocation to TIPS.

The Portfolio added meaningfully to its Agency Debentures exposure over the year, which served to reduce overall risk relative to the benchmark. These purchases were largely funded by cash raised from trimming TIPS and Agency MBS. Over the period, the Portfolio

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

moved from an overweight position in Agency MBS to an underweight position, relative to the Portfolio’s custom benchmark. Over the year, the Portfolio largely maintained its exposures to CMBS and ABS due to their yield advantage over comparable duration USTs. Finally, the Portfolio’s exposure to non-U.S. sovereign EM paper was also largely maintained throughout the year in U.S. dollar-denominated investment grade issuers as we expected the sector to be a primary beneficiary of the global recovery going forward.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%), and the Bloomberg Barclays U.S. Agency Bond Index (25%).

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	Since Inception[1]
Western Asset Management Government Income Portfolio
Class B	7.68	3.76	3.46
Bloomberg Barclays U.S. Government Bond Index	7.94	3.76	3.27
Custom Benchmark	7.84	4.17	3.90

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	83.2
Foreign Government	9.5
Asset-Backed Securities	1.5
Corporate Bonds & Notes	1.5
Mortgage-Backed Securities	0.2

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class B (a)	Actual	0.69%	$1,000.00	$1,002.70	$3.47
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—83.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—31.4%
Fannie Mae 15 Yr. Pool
3.000%, 05/01/27	28,758	$30,706
3.000%, 06/01/32	110,174	115,649
3.000%, 10/01/32	11,757	12,341
3.000%, 02/01/33	4,014,255	4,215,026
3.000%, 03/01/33	594,229	624,023
3.000%, 04/01/33	472,686	496,347
3.000%, 05/01/33	197,193	207,018
3.000%, 06/01/33	100,236	105,146
3.000%, 07/01/33	543,122	569,336
3.000%, 08/01/33	2,144,051	2,248,384
3.000%, 10/01/33	414,627	434,678
3.000%, 11/01/33	316,258	331,554
3.000%, 12/01/33	160,950	168,727
3.000%, 01/01/34	194,329	203,605
3.000%, 02/01/34	274,841	288,022
3.000%, 03/01/34	672,943	705,452
3.000%, 05/01/34	351,328	368,371
4.500%, 12/01/23	2,169	2,280
4.500%, 11/01/25	295,972	312,834
5.000%, 03/01/23	2,215	2,322
Fannie Mae 20 Yr. Pool
3.500%, 07/01/32	1,991,850	2,151,152
3.500%, 01/01/34	1,266,668	1,365,831
4.000%, 11/01/31	807,269	881,527
4.000%, 08/01/32	636,845	695,092
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	1,518,527	1,619,190
3.000%, 10/01/42	1,341,383	1,427,348
3.000%, 11/01/42	2,406,158	2,564,785
3.000%, 08/01/46	234,605	251,210
3.000%, 09/01/46	712,014	758,883
3.000%, 10/01/46	289,188	309,424
3.000%, 11/01/46	379,686	399,814
3.000%, 07/01/49	211,783	225,878
3.000%, 09/01/49	2,214,073	2,374,355
3.000%, 03/01/50	742,784	810,617
3.000%, 09/01/50	758,315	804,055
3.000%, 11/01/50	391,978	418,435
3.500%, 11/01/42	2,457,567	2,671,327
3.500%, 04/01/46	2,383,621	2,581,369
3.500%, 11/01/46	430,192	460,229
3.500%, 07/01/47	1,866,547	2,020,176
3.500%, 12/01/47	5,101,423	5,527,615
3.500%, 08/01/48	1,190,584	1,270,452
3.500%, 11/01/48	821,520	874,138
3.500%, 02/01/50	543,577	578,679
3.500%, 04/01/50	412,921	436,062
4.000%, 10/01/39	82,598	91,040
4.000%, 11/01/40	3,237,063	3,567,403
4.000%, 01/01/42	209,553	228,461
4.000%, 04/01/42	331,410	364,726
4.000%, 09/01/42	1,643,800	1,808,252
4.000%, 10/01/42	357,241	389,627
4.000%, 11/01/42	121,682	130,190
4.000%, 04/01/43	184,628	198,369

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 06/01/43	179,321	193,022
4.000%, 08/01/43	351,039	386,842
4.000%, 09/01/43	1,238,439	1,358,966
4.000%, 10/01/43	232,313	256,503
4.000%, 02/01/44	75,627	82,938
4.000%, 04/01/44	116,572	128,440
4.000%, 02/01/45	138,346	151,745
4.000%, 06/01/45	57,005	62,774
4.000%, 12/01/45	733,417	803,796
4.000%, 03/01/46	125,111	135,394
4.000%, 05/01/46	47,878	51,265
4.000%, 09/01/47	15,612	16,777
4.000%, 11/01/47	46,817	50,392
4.000%, 03/01/48	337,347	361,690
4.000%, 05/01/48	938,350	1,016,072
4.000%, 09/01/48	221,463	236,340
4.500%, 12/01/40	1,242,649	1,395,252
4.500%, 08/01/41	105,980	118,996
4.500%, 11/01/41	674,446	758,674
4.500%, 12/01/43	174,972	194,360
4.500%, 10/01/44	1,098,336	1,220,459
4.500%, 02/01/45	402,381	449,897
4.500%, 03/01/46	182,890	205,028
4.500%, 04/01/48	223,262	243,216
4.500%, 05/01/48	75,220	82,185
4.500%, 12/01/48	2,218,297	2,455,336
4.500%, 04/01/49	57,093	61,923
4.500%, 07/01/49	269,001	292,906
4.500%, 09/01/49	389,984	426,447
4.500%, 10/01/49	136,034	146,985
4.500%, 01/01/50	545,555	594,035
4.500%, 05/01/50	71,649	77,825
5.000%, 04/01/41	7,957	8,803
5.000%, 06/01/41	30,159	34,615
5.000%, 08/01/41	43,506	48,954
5.000%, 08/01/48	144,648	160,097
5.000%, 11/01/48	453,862	502,509
5.000%, 12/01/49	69,019	76,200
5.500%, 12/01/39	430,333	500,113
5.500%, 04/01/40	482,040	559,026
5.500%, 06/01/40	55,109	63,619
5.500%, 05/01/41	171,211	198,451
5.500%, 06/01/41	274,367	315,572
5.500%, 07/01/41	321,480	371,647
5.500%, 12/01/41	579,740	668,526
5.500%, 02/01/42	1,277,023	1,476,977
5.500%, 05/01/44	327,800	379,311
6.000%, 01/01/34	59,470	71,471
6.000%, 08/01/34	91,426	109,812
6.000%, 10/01/34	99,611	119,706
6.000%, 11/01/34	71,009	85,340
6.000%, 01/01/35	82,638	98,055
6.000%, 04/01/35	139,981	168,143
6.000%, 06/01/36	233,543	280,677
6.000%, 05/01/37	318,655	380,993

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 09/01/37	20,889	$24,735
6.000%, 10/01/37	246,605	293,878
6.000%, 01/01/38	248,272	294,949
6.000%, 03/01/38	88,650	108,822
6.000%, 07/01/38	45,296	52,639
6.000%, 01/01/40	250,654	296,134
6.000%, 05/01/40	344,682	408,408
6.000%, 07/01/41	321,674	380,622
6.000%, 01/01/42	27,878	31,982
6.500%, 07/01/32	61,335	71,903
6.500%, 12/01/32	18,860	22,088
6.500%, 07/01/35	21,802	25,427
6.500%, 12/01/35	194,457	230,228
6.500%, 08/01/36	316,146	375,405
Fannie Mae ARM Pool
2.321%, 12M LIBOR + 1.818%, 09/01/41 (a)	12,959	13,510
2.330%, 12M LIBOR + 1.830%, 10/01/41 (a)	10,832	11,254
2.694%, 12M LIBOR + 1.818%, 07/01/41 (a)	22,512	23,510
2.717%, 12M LIBOR + 1.800%, 07/01/41 (a)	22,186	23,081
3.004%, 12M LIBOR + 1.700%, 06/01/42 (a)	25,514	26,542
3.710%, 12M LIBOR + 1.818%, 02/01/42 (a)	79,213	81,695
Fannie Mae Grantor Trust 2.898%, 06/25/27	10,398,711	11,490,107
Fannie Mae Pool
3.000%, 08/01/27	70,130	73,919
3.000%, 10/01/27	118,354	124,807
3.000%, 11/01/27	39,240	41,379
3.000%, 12/01/27	58,970	62,187
3.000%, 01/01/28	58,562	61,758
3.000%, 02/01/28	56,616	59,704
3.000%, 03/01/28	58,908	62,124
3.000%, 04/01/28	52,467	55,331
3.000%, 05/01/28	61,397	64,749
3.000%, 06/01/28	62,581	65,999
3.000%, 07/01/28	58,699	61,905
3.000%, 08/01/28	65,054	68,609
3.000%, 09/01/28	67,463	71,149
3.000%, 01/01/29	59,336	62,581
3.000%, 03/01/29	64,964	68,518
3.500%, 09/01/32	2,005,795	2,160,244
3.500%, 10/01/56	1,748,231	1,941,022
4.500%, 08/01/58	210,634	240,814
6.500%, 08/01/39	1,049,740	1,231,879
6.579%, 02/01/39	111,946	124,421
Fannie Mae REMICS (CMO)
1.068%, 1M LIBOR + 0.920%, 03/25/36 (a)	259,671	266,331
1.078%, 1M LIBOR + 0.930%, 06/25/36 (a)	377,854	386,816
1.750%, 06/25/42	173,833	177,589
1.750%, 01/25/43	161,448	164,588
3.000%, 05/25/46	3,090,446	3,339,550
4.250%, 03/25/42	1,281,045	1,414,989
4.500%, 12/25/40	113,135	122,620
4.750%, 01/25/41	319,826	348,728
5.000%, 12/25/23	64,742	67,440
5.000%, 12/25/34	189,454	215,478

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO)
5.000%, 03/25/35	157,687	179,477
5.000%, 08/25/39	237,209	270,609
5.000%, 02/25/41	153,276	170,130
5.500%, 06/25/35	62,101	66,534
5.500%, 08/25/35	779,578	892,998
6.000%, 06/25/45 (b)	434,023	79,124
6.402%, -1 x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	202,740	14,415
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	475,957	513,394
3.000%, 02/01/32	12,641	13,278
3.000%, 03/01/33	1,966,455	2,064,556
3.000%, 09/01/33	229,025	240,111
3.000%, 03/01/34	174,338	182,836
6.000%, 01/01/24	64,655	67,731
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	1,397,044	1,505,763
3.500%, 03/01/32	743,385	792,539
3.500%, 06/01/32	2,027,797	2,192,152
3.500%, 07/01/32	678,501	729,705
3.500%, 02/01/34	2,964,219	3,204,609
4.000%, 06/01/33	804,419	878,286
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	129,995	142,180
3.000%, 01/01/43	151,869	165,277
3.000%, 02/01/43	765,642	834,455
3.000%, 03/01/43	7,916,941	8,559,221
3.000%, 06/01/43	2,176,959	2,313,638
3.000%, 01/01/47	744,476	781,835
3.500%, 04/01/40	177,785	191,343
3.500%, 05/01/40	251,612	271,604
3.500%, 06/01/40	381,406	410,496
3.500%, 07/01/40	60,837	65,201
3.500%, 08/01/40	172,105	185,252
3.500%, 09/01/40	107,651	115,357
3.500%, 10/01/40	115,491	125,132
3.500%, 11/01/40	114,351	124,260
3.500%, 12/01/40	123,129	131,961
3.500%, 04/01/42	473,427	522,069
3.500%, 07/01/42	90,661	98,618
3.500%, 08/01/42	45,626	49,417
3.500%, 09/01/42	226,757	246,300
3.500%, 10/01/42	1,155,558	1,256,911
3.500%, 01/01/43	464,767	504,838
3.500%, 02/01/43	219,684	238,986
3.500%, 04/01/43	3,774,271	4,093,527
3.500%, 05/01/43	343,430	373,558
3.500%, 11/01/44	356,844	383,082
3.500%, 02/01/45	8,696	9,376
3.500%, 06/01/45	12,782	13,900
3.500%, 11/01/45	3,197,276	3,476,922
3.500%, 01/01/46	353,048	380,422
3.500%, 02/01/46	498,495	531,494
3.500%, 05/01/46	1,050,854	1,149,117
3.500%, 06/01/46	173,414	183,632
3.500%, 07/01/46	1,369,074	1,484,948

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 08/01/46	190,015	$202,587
3.500%, 09/01/46	672,219	730,473
3.500%, 01/01/47	1,553,067	1,657,438
3.500%, 02/01/47	1,866,705	1,977,598
3.500%, 07/01/47	627,208	667,700
3.500%, 11/01/47	146,468	156,655
3.500%, 12/01/47	481,859	511,432
3.500%, 02/01/48	168,197	178,236
3.500%, 04/01/48	562,088	595,477
4.000%, 11/01/41	5,775	6,306
4.000%, 09/01/42	2,474,189	2,727,814
4.000%, 10/01/42	55,845	61,220
4.000%, 11/01/42	333,767	367,985
4.000%, 12/01/42	116,419	127,262
4.000%, 01/01/43	11,257	12,024
4.000%, 02/01/43	162,911	178,386
4.000%, 03/01/43	83,021	91,212
4.000%, 04/01/43	22,213	24,307
4.000%, 05/01/43	346,695	381,684
4.000%, 06/01/43	31,118	33,995
4.000%, 07/01/43	261,116	287,276
4.000%, 08/01/43	225,014	246,827
4.000%, 09/01/43	375,198	412,476
4.000%, 10/01/43	390,157	429,664
4.000%, 11/01/43	20,849	22,591
4.000%, 01/01/44	318,702	347,417
4.000%, 02/01/44	56,242	61,555
4.000%, 04/01/44	12,843	13,756
4.000%, 07/01/44	527,802	578,573
4.000%, 12/01/44	7,645	8,164
4.000%, 01/01/45	346,000	380,610
4.000%, 02/01/45	382,758	421,890
4.000%, 05/01/45	655,574	716,173
4.000%, 12/01/45	390,313	428,395
4.000%, 07/01/47	2,821,523	3,039,749
4.000%, 11/01/47	566,902	606,910
4.000%, 12/01/47	1,070,000	1,145,042
4.000%, 01/01/48	256,473	274,611
4.000%, 05/01/48	532,665	576,920
4.500%, 05/01/39	72,517	81,442
4.500%, 07/01/40	1,328,132	1,491,619
4.500%, 09/01/40	598,375	669,685
4.500%, 02/01/41	56,496	63,451
4.500%, 08/01/41	487,554	547,591
4.500%, 09/01/41	74,571	83,753
4.500%, 10/01/41	142,745	160,559
4.500%, 02/01/44	17,171	18,900
4.500%, 10/01/48	101,190	109,394
5.000%, 01/01/35	124,328	141,475
5.000%, 05/01/35	63,562	72,659
5.000%, 07/01/35	803,295	933,521
5.000%, 11/01/35	904,036	1,051,245
5.000%, 06/01/41	1,361,887	1,583,898
5.000%, 07/01/41	225,696	258,483
5.500%, 03/01/34	913,041	1,065,948

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 07/01/35	613,350	714,778
Freddie Mac 30 Yr. Pool
3.000%, 09/01/48	723,531	784,690
3.000%, 07/01/49	354,442	375,648
3.000%, 09/01/49	2,923,802	3,149,355
3.000%, 10/01/49	637,465	681,128
3.000%, 03/01/50	946,954	1,003,054
3.500%, 03/01/48	161,245	172,480
4.500%, 05/01/50	297,220	321,488
5.000%, 03/01/50	1,260,606	1,393,492
Freddie Mac ARM Non-Gold Pool
2.328%, 12M LIBOR + 1.750%, 09/01/41 (a)	178,214	185,283
2.380%, 12M LIBOR + 1.880%, 10/01/41 (a)	177,903	185,941
2.409%, 12M LIBOR + 1.750%, 12/01/40 (a)	419,903	436,116
2.463%, 12M LIBOR + 1.880%, 09/01/41 (a)	18,849	19,449
2.795%, 12M LIBOR + 1.879%, 10/01/42 (a)	71,158	74,220
2.910%, 12M LIBOR + 1.910%, 06/01/41 (a)	9,858	10,176
2.925%, 12M LIBOR + 1.910%, 06/01/41 (a)	35,299	36,997
3.040%, 12M LIBOR + 1.910%, 05/01/41 (a)	25,054	26,277
3.321%, 12M LIBOR + 1.910%, 05/01/41 (a)	32,918	34,534
3.723%, 12M LIBOR + 1.880%, 04/01/41 (a)	8,296	8,617
Freddie Mac Multifamily Structured Pass-Through Certificates
2.750%, 11/25/22	4,684,655	4,769,269
3.750%, 11/25/29	183,212	210,874
3.750%, 11/25/32	1,000,000	1,210,305
3.974%, 01/25/21 (a)	5,211,555	5,210,242
3.990%, 05/25/33 (a)	3,650,000	4,487,831
Freddie Mac REMICS (CMO)
0.559%, 1M LIBOR + 0.400%, 03/15/34 (a)	233,861	235,088
1.059%, 1M LIBOR + 0.900%, 02/15/33 (a)	132,522	135,289
1.750%, 06/15/42	130,616	133,649
3.500%, 11/15/31	1,291,979	1,396,627
4.000%, 01/15/41	8,672,757	9,509,741
4.250%, 03/15/40	564,436	570,349
4.500%, 12/15/26	1,212,538	1,251,133
4.500%, 02/15/41	20,743	22,908
5.000%, 10/15/34	239,833	272,930
5.000%, 12/15/37	77,340	86,782
5.000%, 03/15/41	481,024	537,895
5.000%, 04/15/41	846,821	1,020,918
5.000%, 05/15/41	950,129	1,170,993
5.500%, 05/15/34	1,337,356	1,544,324
5.500%, 11/15/36	496,112	562,435
5.500%, 06/15/41	3,003,592	3,441,345
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	326,105	343,229
3.000%, 04/15/43	124,267	130,924
3.000%, 05/15/43	150,719	158,692
3.000%, 01/15/45	47,851	50,415
3.000%, 02/15/45	80,367	84,412
3.000%, 03/15/45	461,213	484,255
3.000%, 05/15/45	27,333	28,698
3.000%, 06/15/45	50,247	52,782
3.000%, 07/15/45	223,222	233,983
3.500%, 11/15/41	188,591	210,106

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 02/15/42	167,498	$186,611
3.500%, 03/15/42	193,337	213,364
3.500%, 05/15/42	513,113	556,783
3.500%, 06/15/42	324,816	346,194
3.500%, 05/15/50	392,853	418,364
4.000%, 09/15/40	1,057,053	1,180,093
4.000%, 10/15/40	74,059	80,772
4.000%, 03/15/41	483,258	528,680
4.000%, 06/15/41	19,867	21,488
4.000%, 09/15/41	131,963	145,577
4.000%, 10/15/41	513,001	571,741
4.000%, 11/15/41	146,726	161,813
4.000%, 12/15/41	433,977	484,207
4.000%, 01/15/42	19,276	20,945
4.000%, 02/15/42	22,678	25,000
4.000%, 03/15/42	117,945	129,595
4.000%, 11/15/42	17,849	19,281
4.000%, 01/15/43	43,286	47,745
4.000%, 03/15/50	94,208	100,008
4.500%, 08/15/39	1,075,325	1,217,373
4.500%, 06/15/40	333,647	374,225
4.500%, 07/15/40	68,124	75,986
4.500%, 03/15/41	392,851	439,746
4.500%, 04/15/41	31,852	35,692
5.000%, 03/15/39	41,727	47,712
5.000%, 07/15/39	70,110	80,166
5.000%, 08/15/39	79,052	90,584
5.000%, 09/15/39	50,758	57,622
5.000%, 04/15/40	27,937	31,617
5.000%, 08/15/40	103,711	117,983
5.000%, 04/15/41	89,918	103,011
5.000%, 09/15/41	54,064	61,952
5.500%, 10/15/39	12,137	14,212
6.000%, 06/15/36	574,805	694,426
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (c)	200,000	208,949
2.500%, 12/20/50	200,000	215,597
2.500%, TBA (c)	100,000	105,840
3.000%, 12/20/42	821,360	884,563
3.000%, 03/20/43	721,773	790,710
3.000%, 11/20/46	9,936,763	10,588,497
3.000%, 01/20/48	1,573,669	1,667,829
3.500%, 12/20/42	280,982	305,913
3.500%, 07/20/45	3,135,358	3,375,394
3.500%, 12/20/45	5,126,173	5,518,870
3.500%, 05/20/46	1,415,679	1,564,254
3.500%, 06/20/46	3,987,629	4,389,310
3.500%, 11/20/47	334,799	358,563
3.500%, 10/20/48	1,209,633	1,288,297
4.000%, 09/20/39	106,994	118,559
4.000%, 10/20/40	12,755	14,109
4.000%, 11/20/40	891,521	986,025
4.000%, 10/20/41	1,124,131	1,242,526
4.000%, 11/20/41	426,157	470,913
4.000%, 04/20/42	555,854	614,372

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 06/20/42	40,986	45,327
4.000%, 10/20/44	1,066,859	1,177,081
4.000%, 11/20/44	1,083,293	1,195,126
4.000%, 12/20/44	60,326	66,549
4.000%, 03/20/50	95,806	105,230
4.000%, 04/20/50	777,406	846,344
4.500%, 02/20/40	95,415	106,218
4.500%, 09/20/40	10,314	11,493
4.500%, 05/20/48	1,129,776	1,222,624
4.500%, 08/20/48	1,472,116	1,595,281
4.500%, 09/20/48	1,028,041	1,112,439
4.500%, 10/20/48	1,504,804	1,628,504
4.500%, 01/20/49	245,210	265,343
4.500%, 02/20/50	580,049	623,422
4.500%, 03/20/50	394,269	424,155
5.000%, 10/20/48	64,325	70,340
Ginnie Mae II Pool
4.630%, 12/20/61 (a)	102,259	106,529
4.700%, 01/20/62 (a)	43	43
5.470%, 08/20/59 (a)	346	355
Government National Mortgage Association (CMO)
0.402%, 1M LIBOR + 0.250%, 10/20/47 (a)	934,238	933,065
0.440%, 1M LIBOR + 0.300%, 08/20/60 (a)	128,062	127,717
0.440%, 1M LIBOR + 0.300%, 09/20/60 (a)	161,011	160,560
0.452%, 1M LIBOR + 0.300%, 05/20/48 (a)	1,001,112	1,001,099
0.452%, 1M LIBOR + 0.300%, 06/20/48 (a)	1,227,225	1,227,210
0.470%, 1Y H15 + 0.350%, 08/20/66 (a)	3,697,854	3,661,847
0.476%, 1M LIBOR + 0.330%, 07/20/60 (a)	174,608	174,217
0.620%, 1Y H15 + 0.500%, 05/20/66 (a)	3,821,550	3,796,388
0.630%, 1M LIBOR + 0.490%, 02/20/61 (a)	145,956	146,151
0.632%, 1M LIBOR + 0.480%, 01/20/38 (a)	26,225	26,393
0.640%, 1M LIBOR + 0.500%, 12/20/60 (a)	312,022	312,618
0.640%, 1M LIBOR + 0.500%, 02/20/61 (a)	42,183	42,242
0.640%, 1M LIBOR + 0.500%, 04/20/61 (a)	106,827	107,045
0.640%, 1M LIBOR + 0.500%, 05/20/61 (a)	248,342	248,843
0.652%, 1M LIBOR + 0.500%, 07/20/37 (a)	101,169	101,890
0.670%, 1M LIBOR + 0.530%, 06/20/61 (a)	142,361	142,726
0.683%, 1M LIBOR + 0.530%, 12/16/39 (a)	95,304	95,962
0.740%, 1M LIBOR + 0.600%, 10/20/61 (a)	504,383	506,505
0.753%, 1M LIBOR + 0.600%, 11/16/39 (a)	138,094	139,554
0.770%, 1M LIBOR + 0.630%, 01/20/62 (a)	544,264	546,881
0.770%, 1M LIBOR + 0.630%, 03/20/62 (a)	345,358	346,819
0.790%, 1M LIBOR + 0.650%, 05/20/61 (a)	13,382	13,454
0.790%, 1M LIBOR + 0.650%, 11/20/65 (a)	7,173	7,174
0.840%, 1M LIBOR + 0.700%, 11/20/61 (a)	511,799	515,093
0.840%, 1M LIBOR + 0.700%, 01/20/62 (a)	363,267	365,479
1.650%, 01/20/63	53,970	54,090
1.750%, 03/20/63	268,643	269,184
2.500%, 11/20/46	182,639	191,619
2.500%, 05/20/65	31,015	31,016
2.500%, 06/20/65	5,275	5,272
2.750%, 02/20/64	2,089,722	2,163,332
2.750%, 05/20/64	1,031,364	1,050,660
3.000%, 03/20/63	250,189	251,761
3.250%, 08/20/68	3,597,291	3,818,716

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
3.500%, 11/20/36 (b)	18,166	$112
3.500%, 09/20/63	333,866	337,526
4.000%, 12/20/40	2,403,628	2,687,495
4.500%, 05/16/40	73,539	77,594
4.500%, 05/20/40 (b)	8,060	480
4.500%, 12/20/40	1,703,889	1,945,816
5.000%, 12/20/39	4,686,558	5,295,734
5.000%, 03/20/40	2,576,015	2,937,301
5.010%, 09/20/60 (a)	10,604	11,580
5.150%, 08/20/60	2,540	2,594
5.500%, 04/20/34	187,164	229,648
5.948%, -1 x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	125,308	23,609
8.465%, -1 x 1M LIBOR + 8.667%, 04/20/39 (a)	74,016	77,431
8.598%, -1 x 1M LIBOR + 8.800%, 08/20/39 (a)	200,328	206,548
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (c)	1,300,000	1,337,384
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	4,500,000	4,668,334
2.500%, TBA (c)	400,000	421,593

		318,388,933

Federal Agencies—35.6%
Fannie Mae Principal Strip Zero Coupon, 05/15/30	40,000,000	35,314,788
Federal Farm Credit Banks Funding Corp.
1.300%, 05/13/30	20,000,000	20,426,144
1.480%, 03/10/26	10,000,000	10,021,672
Federal Home Loan Bank
2.125%, 09/14/29	16,000,000	17,814,771
3.250%, 11/16/28 (d)	10,000,000	11,953,122
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	8,941,502
Zero Coupon, 09/15/36	10,000,000	7,441,525
Zero Coupon, 12/15/36	45,000,000	33,223,028
0.375%, 05/05/23	8,000,000	8,040,573
6.250%, 07/15/32 (d)	7,568,000	11,685,695
6.750%, 03/15/31	481,000	740,734
Federal National Mortgage Association
Zero Coupon, 11/15/30	10,000,000	8,768,723
0.250%, 05/22/23	12,000,000	12,027,568
0.500%, 06/17/25	8,000,000	8,040,759
0.500%, 11/07/25	13,000,000	13,051,418
0.625%, 04/22/25	5,000,000	5,057,758
0.875%, 08/05/30	10,000,000	9,815,397
6.625%, 11/15/30	1,430,000	2,164,061
Freddie Mac Strips Zero Coupon, 07/15/32	17,100,000	14,472,951
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/27	7,300,000	6,912,912
Zero Coupon, 07/15/29	7,500,000	6,769,448
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	23,523,000	20,909,835
Zero Coupon, 04/15/30	35,000,000	31,078,723

Federal Agencies—(Continued)
Tennessee Valley Authority
0.750%, 05/15/25	5,000,000	5,063,013
2.875%, 09/15/24	7,050,000	7,739,693
Tennessee Valley Authority Generic Strip
Zero Coupon, 07/15/29	8,669,000	7,720,098
Zero Coupon, 01/15/34	12,669,000	9,905,738
United States Department of Housing and Urban Development 2.738%, 08/01/25	5,000,000	5,513,514
United States International Development Finance Corp.
1.110%, 05/15/29	6,000,000	6,104,369
1.920%, 12/15/32	10,000,000	10,550,000
2.870%, 02/15/35	3,382,814	3,699,840

		360,969,372

U.S. Treasury—16.2%
U.S. Treasury Bonds
3.000%, 02/15/48	53,000,000	69,440,352
3.625%, 02/15/44	37,000,000	52,304,414
3.750%, 11/15/43	3,000,000	4,310,859
4.375%, 11/15/39	6,000,000	9,061,641
U.S. Treasury Inflation Indexed Bonds
1.375%, 02/15/44 (e)	13,518,725	19,446,334
2.125%, 02/15/40 (e)	5,903,079	9,134,992

		163,698,592

Total U.S. Treasury & Government Agencies (Cost $800,863,273)		843,056,897

Foreign Government—9.5%

Sovereign—9.5%
Abu Dhabi Government International Bonds
3.125%, 10/11/27 (144A)	2,860,000	3,204,630
3.125%, 09/30/49 (144A)	10,000,000	10,700,000
Colombia Government International Bond 3.125%, 04/15/31 (d)	5,090,000	5,401,762
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	11,471,156
Indonesia Government International Bond 4.750%, 02/11/29	4,410,000	5,341,300
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	15,799,428
5.500%, 12/04/23	8,920,000	10,278,697
5.500%, 04/26/24	1,900,000	2,216,709
5.500%, 09/18/33	2,195,000	3,213,344
Mexico Government International Bond 4.500%, 04/22/29	4,650,000	5,459,100
Panama Government International Bond
4.500%, 04/01/56	750,000	965,625
3.750%, 03/16/25	2,780,000	3,075,375
Peruvian Government International Bond 4.125%, 08/25/27	2,620,000	3,078,500
Poland Government International Bond 3.250%, 04/06/26	2,820,000	3,180,238

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Qatar Government International Bond 4.000%, 03/14/29 (144A)	2,740,000	$3,246,900
Ukraine Government AID Bond 1.471%, 09/29/21	9,388,000	9,472,431

Total Foreign Government (Cost $94,069,889)		96,105,195

Asset-Backed Securities—1.5%

Asset-Backed - Other—0.2%
Dell Equipment Finance Trust 3.180%, 06/22/23 (144A)	116,195	116,645
Kubota Credit Owner Trust 3.100%, 08/15/22 (144A)	2,442,938	2,469,241

		2,585,886

Asset-Backed - Student Loan—1.3%
Navient Student Loan Trust 0.748%, 1M LIBOR + 0.600%, 07/26/66 (144A) (a)	2,769,902	2,769,337
SLM Student Loan Trust 0.685%, 3M LIBOR + 0.470%, 01/26/26 (a)	10,116,214	10,075,795

		12,845,132

Total Asset-Backed Securities (Cost $15,471,793)		15,431,018

Corporate Bonds & Notes—1.5%

Diversified Financial Services—0.6%
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,233,585

Sovereign—0.9%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	8,763,835

Total Corporate Bonds & Notes (Cost $16,501,716)		14,997,420

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,700,372	1,802,426

Total Mortgage-Backed Securities (Cost $1,691,393)		1,802,426

Short-Term Investments—4.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $14,996,964, collateralized by U.S. Treasury Note at 0.125%, maturing 08/31/22, with a market value of $15,296,941.	14,996,964	$14,996,964

U.S. Treasury—2.9%
U.S. Treasury Bill 0.064%, 01/14/21 (f)	30,000,000	29,999,625

Total Short-Term Investments (Cost $44,996,274)		44,996,589

Securities Lending Reinvestments (g)—2.4%

Repurchase Agreements—1.5%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,300,064; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,554,262.	2,300,000	2,300,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,131,945; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $1,154,577.	1,131,939	1,131,939
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $300,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,800,066; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $2,000,076.	1,800,000	1,800,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $102,041.	100,000	100,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,100,072; collateralized by various Common Stock with an aggregate market value of $3,444,485.	3,100,000	$3,100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,800,040; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,996,913.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $900,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $998,457.	900,000	900,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $500,025; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $554,611.	500,000	500,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $3,000,060; collateralized by various Common Stock with an aggregate market value of $3,333,899.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $300,007; collateralized by various Common Stock with an aggregate market value of $333,390.	300,000	300,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $200,008; collateralized by various Common Stock with an aggregate market value of $222,260.	200,000	200,000

		15,531,939

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (h)	2,000,000	2,000,000

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	3,000,000	3,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (h)	4,000,000	4,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $24,531,939)		24,531,939

Total Investments—102.7% (Cost $998,126,277)		1,040,921,484
Other assets and liabilities (net)—(2.7)%		(27,640,980)

Net Assets—100.0%		$1,013,280,504

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $23,815,613 and the collateral received consisted of cash in the amount of $24,531,939. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $22,506,753, which is 2.2% of net assets.

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Depreciation
U.S. Treasury Note 10 Year Futures	03/22/21	(1,055)	USD	(145,672,422)	$(110,759)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$843,056,897	$—	$843,056,897
Total Foreign Government*	—	96,105,195	—	96,105,195
Total Asset-Backed Securities*	—	15,431,018	—	15,431,018
Total Corporate Bonds & Notes*	—	14,997,420	—	14,997,420
Total Mortgage-Backed Securities*	—	1,802,426	—	1,802,426
Total Short-Term Investments*	—	44,996,589	—	44,996,589
Securities Lending Reinvestments
Repurchase Agreements	—	15,531,939	—	15,531,939
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	15,531,939	—	24,531,939
Total Investments	$9,000,000	$1,031,921,484	$—	$1,040,921,484

Collateral for Securities Loaned (Liability)	$—	$(24,531,939)	$—	$(24,531,939)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(110,759)	$—	$—	$(110,759)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,040,921,484
Cash collateral for futures contracts	1,507,022
Receivable for:
Investments sold	180,082
TBA securities sold	4,980,563
Fund shares sold	3,265
Interest	3,613,524
Prepaid expenses	3,540

Total Assets	1,051,209,480
Liabilities
Collateral for securities loaned	24,531,939
Payables for:
Investments purchased	240,597
TBA securities purchased	11,688,043
Fund shares redeemed	501,007
Variation margin on futures contracts	115,391
Accrued Expenses:
Management fees	340,002
Distribution and service fees	215,383
Deferred trustees’ fees	159,087
Other expenses	137,527

Total Liabilities	37,928,976

Net Assets	$1,013,280,504

Net Assets Consist of:
Paid in surplus	$989,490,061
Distributable earnings (Accumulated losses)	23,790,443

Net Assets	$1,013,280,504

Net Assets
Class B	$1,013,280,504
Capital Shares Outstanding*
Class B	89,912,618
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $998,126,277.
(b)	Includes securities loaned at value of $23,815,613.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest	$18,358,730
Securities lending income	76,985

Total investment income	18,435,715
Expenses
Management fees	4,327,312
Administration fees	53,700
Custodian and accounting fees	147,813
Distribution and service fees—Class B	2,529,570
Audit and tax services	74,267
Legal	46,838
Trustees’ fees and expenses	54,229
Shareholder reporting	48,188
Insurance	7,421
Miscellaneous	13,368

Total expenses	7,302,706
Less management fee waiver	(333,166)

Net expenses	6,969,540

Net Investment Income	11,466,175

Net Realized and Unrealized Gain / (Loss)
Net realized gain (loss) on :
Investments	28,473,762
Futures contracts	(323,691)

Net realized gain	28,150,071

Net change in unrealized appreciation (depreciation) on:
Investments	33,372,281
Futures contracts	(112,717)

Net change in unrealized appreciation	33,259,564

Net realized and unrealized gain	61,409,635

Net Increase in Net Assets From Operations	$72,875,810

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,466,175	$18,294,063
Net realized gain	28,150,071	29,290,194
Net change in unrealized appreciation	33,259,564	20,316,346

Increase in net assets from operations	72,875,810	67,900,603

From Distributions to Shareholders
Class B	(24,057,567)	(26,176,308)

Total distributions	(24,057,567)	(26,176,308)

Increase (decrease) in net assets from capital share transactions	34,114,441	(71,749,886)

Total increase (decrease) in net assets	82,932,684	(30,025,591)

Net Assets
Beginning of period	930,347,820	960,373,411

End of period	$1,013,280,504	$930,347,820

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class B
Sales	18,038,009	$202,442,301	7,082,896	$74,951,683
Reinvestments	2,149,917	24,057,567	2,509,713	26,176,308
Redemptions	(17,071,939)	(192,385,427)	(16,367,962)	(172,877,877)

Net increase (decrease)	3,115,987	$34,114,441	(6,775,353)	$(71,749,886)

Increase (decrease) derived from capital shares transactions		$34,114,441		$(71,749,886)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.72	$10.26	$10.55	$10.51	$10.59

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.20	0.20	0.19	0.18
Net realized and unrealized gain (loss)	0.69	0.55	(0.20)	0.08	(0.03)

Total income (loss) from investment operations	0.82	0.75	0.00	0.27	0.15

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.29)	(0.23)	(0.23)

Total distributions	(0.27)	(0.29)	(0.29)	(0.23)	(0.23)

Net Asset Value, End of Period	$11.27	$10.72	$10.26	$10.55	$10.51

Total Return (%) (b)	7.68	7.49	(0.06)	2.60	1.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.72	0.71	0.70
Net ratio of expenses to average net assets (%) (c)	0.69	0.70	0.72	0.71	0.70
Ratio of net investment income to average net assets (%)	1.13	1.92	1.99	1.76	1.67
Portfolio turnover rate (%)	75 (d)	196 (d)	240 (d)	187 (d)	216 (d)
Net assets, end of period (in millions)	$1,013.3	$930.3	$960.4	$1,087.1	$1,215.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 57%, 114%, 69%, 111%, and 116% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon an interdealer bid and ask prices or prices provided by pricing service providers who use a series of

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of

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Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The

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Notes to Financial Statements—December 31, 2020—(Continued)

Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $14,996,964. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,531,939. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(1,111,707)	$—	$—	$—	$(1,111,707)
U.S. Treasury & Government Agencies	(23,420,232)	—	—	—	(23,420,232)
Total Borrowings	$(24,531,939)	$—	$—	$—	$(24,531,939)
Gross amount of recognized liabilities for securities lending transactions					$(24,531,939)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

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Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$110,759

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts . . . . . . . . . . . . . . .	$(323,691)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts . . . . . . . . . . . . . . .	$(112,717)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long . . . . . . . . . . . . .	8,178,575
Futures contracts short . . . . . . . . . . . . .	(110,629,882)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future

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Notes to Financial Statements—December 31, 2020—(Continued)

could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising

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Notes to Financial Statements—December 31, 2020—(Continued)

from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$733,177,254	$5,831,605	$727,193,453	$17,865,838

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$183,235,368	$177,278,010

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$4,327,312	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust II that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2020 to April 30, 2021, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust II Western Asset Management U.S. Government Portfolio. An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

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Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,006,953,748

Gross unrealized appreciation	42,375,132
Gross unrealized depreciation	(8,518,155)

Net unrealized appreciation (depreciation)	$33,856,977

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$24,057,567	$26,176,308	$—	$—	$24,057,567	$26,176,308

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,435,064	$—	$33,856,977	$(29,342,511)	$23,949,530

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $29,342,511.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $13,333,584 and accumulated long-term capital losses of $7,967,251.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Western Asset Management Government Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Government Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Government Income Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-28

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-29

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Western Asset Management Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Government Bond Index, for the one-, three-year and five-year periods ended October 31, 2020. The Board further considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced. The Board also noted the acquisition by Franklin Resources, Inc. on July 31, 2020 and that there were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the acquisition.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were equal to the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the year ended December 31, 2020, the American Funds Growth Portfolio had a return of 51.63% for Class C versus 18.40% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	51.63	22.37	16.48
S&P 500 Index	18.40	15.21	13.88

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class C (a)	Actual	0.93%	$1,000.00	$1,356.40	$5.51
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,037,209,581)	14,497,041	$1,742,689,333

Total Investments—100.1% (Cost $1,037,209,581)		1,742,689,333
Other assets and liabilities (net)—(0.1)%		(1,015,085)

Net Assets—100.0%		$1,741,674,248

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of the Master Fund.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,742,689,333	$—	$—	$1,742,689,333
Total Investments	$1,742,689,333	$—	$—	$1,742,689,333

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Affiliated investments at value (a)	$1,742,689,333
Receivable for:
Affiliated investments sold	247,350
Fund shares sold	202,213
Prepaid expenses	4,818

Total Assets	1,743,143,714
Liabilities
Payables for:
Fund shares redeemed	449,563
Accrued Expenses:
Distribution and service fees	795,978
Deferred trustees’ fees	173,762
Other expenses	50,163

Total Liabilities	1,469,466

Net Assets	$1,741,674,248

Net Assets Consist of:
Paid in surplus	$906,002,352
Distributable earnings (Accumulated losses)	835,671,896

Net Assets	$1,741,674,248

Net Assets
Class C	$1,741,674,248
Capital Shares Outstanding*
Class C	123,348,654
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$14.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,037,209,581.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from Master Fund	$7,880,727

Total investment income	7,880,727
Expenses
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class C	7,798,880
Audit and tax services	32,448
Legal	49,565
Trustees’ fees and expenses	54,229
Shareholder reporting	50,626
Insurance	9,200
Miscellaneous	13,631

Total expenses	8,066,655

Net Investment Loss	(185,928)

Net Realized and Unrealized Gain
Net realized gain on :
Affiliated investments	98,350,399
Capital gain distributions from Master Fund	33,706,706

Net realized gain	132,057,105

Net change in unrealized appreciation on affiliated investments	491,055,293

Net realized and unrealized gain	623,112,398

Net Increase in Net Assets From Operations	$622,926,470

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(185,928)	$5,120,905
Net realized gain	132,057,105	158,817,043
Net change in unrealized appreciation	491,055,293	160,011,380

Increase in net assets from operations	622,926,470	323,949,328

From Distributions to Shareholders
Class C	(163,819,735)	(184,995,345)

Total distributions	(163,819,735)	(184,995,345)

Increase (decrease) in net assets from capital share transactions	(46,446,651)	96,857,752

Total increase in net assets	412,660,084	235,811,735

Net Assets
Beginning of period	1,329,014,164	1,093,202,429

End of period	$1,741,674,248	$1,329,014,164

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class C
Sales	10,490,314	$117,731,306	9,509,550	$95,303,707
Reinvestments	16,187,721	163,819,735	20,108,190	184,995,345
Redemptions	(28,945,155)	(327,997,692)	(18,031,791)	(183,441,300)

Net increase (decrease)	(2,267,120)	$(46,446,651)	11,585,949	$96,857,752

Increase (decrease) derived from capital shares transactions		$(46,446,651)		$96,857,752

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.58		$9.59	$11.19	$9.82	$12.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	0.04	0.01	0.02	0.05
Net realized and unrealized gain	4.92		2.62	0.12	2.58	0.78

Total income (loss) from investment operations	4.92		2.66	0.13	2.60	0.83

Less Distributions
Distributions from net investment income	(0.10)		(0.05)	(0.05)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.28)		(1.62)	(1.68)	(1.18)	(3.08)

Total distributions	(1.38)		(1.67)	(1.73)	(1.23)	(3.12)

Net Asset Value, End of Period	$14.12		$10.58	$9.59	$11.19	$9.82

Total Return (%) (c)	51.63		30.34	(0.50)	27.90	9.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57		0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.42	0.11	0.16	0.45
Portfolio turnover rate (%)	5		9	12	11	10
Net assets, end of period (in millions)	$1,741.7		$1,329.0	$1,093.2	$1,232.3	$1,104.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2020, the Portfolio owned approximately 4.5% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. For information about these risks, please refer to the Notes to Financial Statements for the Master Fund.

Additionally, the Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$68,446,942	$0	$245,023,939
5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain	Change in Unrealized Appreciation	Ending Value as of December 31, 2020
American Funds Growth Fund (Class 1)	$1,329,860,638	$68,446,942	$(245,023,939)	$98,350,399	$491,055,293	$1,742,689,333

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
American Funds Growth Fund (Class 1)	$33,706,706	$7,880,727	14,497,041

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,037,665,221

Gross unrealized appreciation	705,024,112
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$705,024,112

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$11,541,030	$5,320,417	$152,278,705	$179,674,928	$163,819,735	$184,995,345

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$130,821,548	$705,024,112	$—	$835,845,660

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-10

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-11

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021. The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the American Funds Growth Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolio and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the Meetings, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the American Funds Growth Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-13

American Funds

Insurance Series®

Annual report

for the year ended

December 31, 2020

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

50	Global Small Capitalization Fund

57	Growth Fund

63	International Fund

68	New World Fund®

80	Blue Chip Income and Growth Fund

84	Global Growth and Income Fund

88	Growth-Income Fund

95	International Growth and Income Fund

99	Capital Income Builder®

115	Asset Allocation Fund

148	Global Balanced Fund

160	Bond Fund

180	Capital World Bond Fund®

200	High-Income Bond Fund

218	American Funds Mortgage Fund®

224	Ultra-Short Bond Fund

226	U.S. Government/AAA-Rated Securities Fund

233	Managed Risk Growth Fund

234	Managed Risk International Fund

235	Managed Risk Blue Chip Income and Growth Fund

236	Managed Risk Growth-Income Fund

238	Managed Risk Asset Allocation Fund

239	Financial statements

Fellow investors:

Global stocks, as measured by the MSCI ACWI (All Country World Index),1,2 rose 16.25% in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. Technology stocks led markets higher, gaining more than 40%, followed closely by consumer discretionary stocks. Digitally focused companies prospered as millions of homebound customers switched to online services for food, entertainment and other basic needs. Conversely, energy stocks and travel-related stocks plummeted as government-imposed lockdowns brought the global economy to a crawl.

U.S. equities showed resilience during a volatile year that included civil unrest and a contentious presidential election on top of pandemic-related pressures, ending the year at all-time highs, with an increase of 21.37% recorded by the MSCI USA Index1,3. Massive stimulus helped calm markets even as government restrictions aimed at curbing the spread of COVID-19 brought segments of the economy to a near standstill. In March, Congress passed the $2 trillion CARES Act, which included aid for individuals and businesses most economically impacted by the pandemic. A $900 billion stimulus package followed in December, after COVID-19 cases accelerated in the fall. The Federal Reserve cut rates 150 basis points in March, bringing the lower range of its target rate near zero for the first time since 2015.

European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Italy was struck hard and early by COVID-19, which then spread quickly throughout the continent, crippling key industries including tourism, banking and aircraft manufacturing. Overall, the MSCI Europe Index1,4 fell 2.21% in local currency terms. However, in U.S. dollar terms, the index registered a 5.38% gain as a weak dollar provided a currency tailwind to international equity markets. Elsewhere among developed markets, the Japanese economy entered its first recession since 2015 as the pandemic exacerbated a slowdown that began in late 2019. The Summer Olympics in Tokyo were postponed to 2021, dealing another blow to the economy. The MSCI Japan Index1,5 gained 14.48% over the year.

Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea. A weakening U.S. dollar and strengthening prices for industrial metals and oil further boosted gains, which were

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]

The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

[3]

The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.

[4]

MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

led by the information technology and health care sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 bounced back from steep losses in early 2020 to finish up 18.39% for the year. Being the first country to shut down its economy and the first to reopen during the pandemic, China led the global economic rebound after quarantine measures there eased.

Government bonds advanced as central banks around the world slashed interest rates and ramped up stimulus programs in an attempt to counter the damaging effects of the pandemic. The U.S. Federal Reserve cut rates to near zero in March, launched an array of emergency lending programs, and expanded an aggressive asset purchase program. The Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gained 9.89% and 7.05%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 9.20%, while the Bloomberg Barclays U.S. Aggregate Index7,11 advanced 7.51%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 5.88%.

In foreign exchange markets, the U.S. dollar fell against the euro, the yen and most other currencies. Signaling a potential end to about a decade of dollar strength, the euro rose 9.00% against the greenback. Late in the year, the British pound staged a strong rally as Brexit negotiators approved a new trade agreement governing the relationship between the United Kingdom and the European Union.

Looking ahead

The future path for stocks remains difficult to predict, as always. Investors are currently counting on a strong economic recovery as vaccines roll out and reduce the impact of the coronavirus. They are also counting on a continuation of supportive fiscal and monetary policies from the government, with low, accommodative interest rates. We expect these assumptions to hold true, and that we will find plenty of attractive securities in this environment. Digital-enabled business trends have been accelerated due to the pandemic, and many old-technology businesses should improve as the recovery continues, so there is much to be excited about.

However, we must keep in mind that these conditions are not guaranteed. New variants of the virus may cause a temporary stall, and if interest rates rise too much, there may be a concomitant decrease in the valuation of stocks. So, we will be watching carefully as we execute our investment approach, which seeks to appropriately balance risk and return. New individual investors attracted by the strong recent results of the stock market may be surprised when a patch of volatility inevitably recurs — but with our long history and investment horizon, we will view any such occurrences as opportunities.

Our time-tested process, based on extensive research, a long-term outlook and close attention to valuation, has served investors well over time, and will continue. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 12, 2021

[6]

MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

[7]	Source: Bloomberg Index Services Ltd.
[8]

Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]

JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, the investment adviser is currently waiving a portion of its management fee equal to 0.18%, 0.26%, 0.10% and 0.18%, respectively, of each fund’s net assets. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. See the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund advanced 30.79% for the 12 months ended December 31, 2020, compared with a 16.25% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Stock selection and allocation within the information technology sector were large relative return drivers. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Amazon also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the United States and the Netherlands were additive to results, while stocks of companies based in France and Switzerland detracted.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	30.79%	16.55%	13.14%	11.01%	.56%
Class 1A	30.49	16.27	12.86	10.74	.81
Class 2	30.47	16.26	12.86	10.74	.81
Class 4	30.17	15.96	12.62	10.48	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 30.04% for the 12 months ended December 31, 2020. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 16.33%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Fund holdings in the information technology and financial sectors contributed the most to relative returns. Information technology stock Cree widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care company Cortexyme detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in Brazil detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds more than 250 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

6	American Funds Insurance Series

Global Small Capitalization Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	30.04%	14.71%	9.70%	10.53%	74%
Class 1A	29.72	14.45	9.44	10.25	.99
Class 2	29.72	14.43	9.43	10.25	.99
Class 4	29.39	14.15	9.17	9.98	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 52.45% for the 12 months ended December 31, 2020, compared with a 18.40% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

The fund’s top contributors in relative terms were the consumer discretionary and communication services sectors. Investments in Tesla and Netflix were additive to relative results. Tesla’s shares soared as founder Elon Musk’s effort to bring electric vehicles into the mainstream gained traction, transforming the company’s underlying financial performance.

On the downside, investments in Suncor Energy and MTU Aero Engines detracted from relative returns. The fund’s significantly lower-than-benchmark position in Apple, which proved to be a high-performing stock, also detracted from relative returns.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on the impact of COVID-recovery and stimulus measures on economic indicators. Portfolio managers continue to favor well-positioned companies with capital appreciation potential that are capable of generating outstanding returns in myriad near-term economic environments. They also remain optimistic that our global research will help us identify attractive long-term investment opportunities.

8	American Funds Insurance Series

Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	52.45%	23.06%	17.14%	13.85%	.36%
Class 1A	52.07	22.76	16.85	13.56	.61
Class 2	52.10	22.75	16.85	13.56	.61
Class 3	52.20	22.83	16.93	13.64	.54
Class 4	51.71	22.44	16.57	13.28	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund advanced 14.28% for the 12 months ended December 31, 2020, compared with a 10.65% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Investments in the consumer discretionary and health care sectors boosted relative returns. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was a top relative detractor.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities especially in regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

10	American Funds Insurance Series

International Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	14.28%	11.00%	6.94%	8.40%	.55%
Class 1A	13.96	10.73	6.68	8.13	.80
Class 2	13.97	10.73	6.68	8.13	.80
Class 3	14.00	10.79	6.75	8.21	.73
Class 4	13.66	10.45	6.43	7.87	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 23.89% for the 12 months ended December 31, 2020. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 16.25%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.31%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The fund’s relative returns outpaced emerging markets in general. Investments in the communication services and consumer staples sectors were beneficial to the fund. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, a position in Societe Generale detracted from relative returns, as its performance lagged the general market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

12	American Funds Insurance Series

New World Fund®

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	23.89%	13.62%	6.80%	9.16%	.77%	.59%
Class 1A	23.63	13.34	6.54	8.89	1.02	.84
Class 2	23.58	13.33	6.54	8.89	1.02	.84
Class 4	23.29	13.05	6.28	8.62	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 9.04% for the 12 months ended December 31, 2020, trailing the 18.40 % rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Among the fund’s top contributors to relative returns was Broadcom. The semiconductor and wireless company added the most to relative returns, boosted by strong financial results, including revenues of $23.9 billion in fiscal 2020, up 6% over fiscal 2019. Another top contributor was Carrier Global, where sales growth was largely driven by record demand for residential HVAC products in North America.

On the downside, investments in the energy sector were a drag on results. Energy lagged all other sectors as a significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history over fears of dwindling storage capacity. Within the sector, investments in Exxon Mobil and Diamondback Energy hurt results. While overall results lagged the market, we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, recovery from the pandemic, economic stimulus and the resulting implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Gross expense ratio	Net expense ratio

Class 1	9.04%	11.14%	11.18%	6.82%	.43%	.27%
Class 1A	8.79	10.89	10.91	6.56	.91	.68
Class 2	8.68	10.85	10.90	6.55	.68	.52
Class 4	8.47	10.58	10.68	6.32	.93	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]

Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 9.03% for the 12 months ended December 31, 2020, compared with a 16.25% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The fund’s relative performance benefited from specific stock selection, particularly within the information technology and energy sectors. Information technology firm TSMC was the top contributor to results. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was the top relative detractor.

On a country basis, holdings in Taiwan and Australia contributed the most to relative returns, and holdings in the U.S. and France were a drag on returns.

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. However, we expect that some sectors’ businesses and companies’ share prices, particularly hard-hit by COVID-19, will recover in the medium term as vaccinations are rolled out globally in 2021. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including in emerging markets.

16	American Funds Insurance Series

Global Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	9.03%	12.05%	9.83%	7.66%	.66%	.43%
Class 1A	8.78	11.81	9.58	7.40	.91	.68
Class 2	8.73	11.76	9.56	7.39	.91	.68
Class 4	8.55	11.48	9.31	7.14	1.16	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 13.81% for the 12 months ended December 31, 2020, compared with a 18.40% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Regarding the fund, investments in the communication services sector contributed the most to the fund’s relative returns. Among these stocks, Netflix added the most to the fund’s relative results as shares soared while stay-at-home orders spurred demand for internet-streaming media. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

18	American Funds Insurance Series

Growth-Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	13.81%	14.22%	13.02%	11.52%	.30%
Class 1A	13.55	13.95	12.75	11.25	.55
Class 2	13.54	13.93	12.74	11.24	.55
Class 3	13.60	14.01	12.82	11.32	.48
Class 4	13.25	13.65	12.47	10.97	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund advanced 6.24% for the 12 months ended December 31, 2020, compared with a 10.65% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The top contributors to the fund’s relative returns were the communication services and utilities sectors due in part to good stock selection. Health care stock Daiichi Sankyo was the top contributor to the fund’s relative returns as it benefited from positive sentiment on Daiichi Sankyo’s sales of mainstay products. The company also indicated it was aiming to initiate clinical studies for an mRNA coronavirus vaccine candidate in March 2021.

On the downside, investments in the industrials and information technology sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as shares fell sharply when oil prices plummeted, a result of decreasing demand brought about by a pandemic-induced slump in global economic growth.

The fund’s portfolio managers follow global economic and geopolitical uncertainties with an aim to preserve value in any potential market correction while preparing to take advantage of buying opportunities as they arise.

20	American Funds Insurance Series

International Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	6.24%	8.20%	5.69%	9.06%	.68%
Class 1A	5.98	7.95	5.44	8.80	.93
Class 2	6.01	7.94	5.43	8.79	.93
Class 4	5.73	7.67	5.20	8.55	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 4.64% for the 12 months ended December 31, 2020. During the same period, the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 16.25%. The Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, gained 7.51%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 gained 14.28%. Effective May 1, 2021, the fund has elected to use the 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time. The Lipper Global Equity Income Funds Average4, a measure of similar funds, was up 2.51%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

In the equity portfolio, the top contributors in relative terms were the financials and real estate sectors. Semiconductor and wireless company Broadcom added the most to relative returns, boosted by strong financial results, including revenues of $23.9 billion in fiscal 2020, up 6% over fiscal 2019.

On the downside, the consumer discretionary sector was a drag on relative returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio added to relative returns, due to duration, sector positioning and security selection.

Despite expectations for a gradual lessening of the impact of the COVID-19 pandemic, the current market environment continues to be characterized by significant uncertainty. Anticipation is strong for central bankers and legislatures to do everything in their power to maintain economic growth, but the fund’s portfolio managers continue to seek to avoid companies that take on inappropriate levels of debt to pay dividends and are focused instead on identifying companies with strong business models and a commitment to paying and growing dividends over time.

22	American Funds Insurance Series

Capital Income Builder®

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20205

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	4.64%	6.35%	4.55%	.53%	.28%
Class 1A	4.38	6.09	4.29	.78	.53
Class 2	4.48	6.13	4.39	.78	.53
Class 4	4.11	5.84	4.03	1.03	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 12.71% for the 12 months ended December 31, 2020. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 18.40% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 7.51%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 14.73%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Investments in the technology sector —the fund’s largest sector holding — contributed to the fund’s relative returns. Within the sector, TSMC and ASML Holding contributed to relative results with double-digit returns that outpaced the general market.

On the downside, commercial aerospace company Boeing detracted from relative returns as shares slumped in the face of unprecedented disruptions arising from the COVID-19 pandemic. The fund’s fixed income investments were additive to relative returns due to sector positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market/sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

24	American Funds Insurance Series

Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20204

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	12.71%	10.86%	10.19%	8.76%	.30%
Class 1A	12.43	10.60	9.92	8.49	.55
Class 2	12.46	10.59	9.91	8.49	.55
Class 3	12.50	10.66	9.99	8.57	.48
Class 4	12.16	10.31	9.68	8.23	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 10.53% for the 12 months ended December 31, 2020. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 16.25%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 9.20%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 14.05%. Effective May 1, 2021, the fund has elected to use the 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Stock selection in the financials sector was additive to relative returns. Investments in information technology firms TSMC and ASML Holding were top contributors to results. Despite COVID-19-related supply-side disruptions, 5G, artificial intelligence and high-performance computing continued to underpin long-term demand for ASML’s extreme ultraviolet lithography products. The fund’s fixed income investments also helped relative returns, with sector positioning, duration and curve being among the additive factors. On the downside, stock selection in the consumer staples and health care sectors detracted from relative returns. An investment in aerospace firm Boeing was a drag on results as it faced unprecedented disruption arising from the pandemic, as well as uncertainty over recertification of the 737 MAX for much of the year. In fixed income, unhedged currency, particularly in euro-denominated bonds, also detracted from relative returns.

Portfolio managers continue to monitor cross-border trade discussions that could have negative economic implications due to a possible reduction in global trade. Further considerations include continued easing by monetary authorities and the possibility of increased fiscal stimulus in a number of countries. Portfolio managers continue to focus on global research and stock-by-stock, bottom-up fundamental analysis.

26	American Funds Insurance Series

Global Balanced Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20204

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	10.53%	9.57%	6.90%	.72%
Class 1A	10.25	9.34	6.65	.97
Class 2	10.30	9.30	6.63	.97
Class 4	10.00	9.03	6.49	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.96% for the 12 months ended December 31, 2020. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 7.51%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

The fund benefitted from security selection, sector selection and duration positioning. Within sector selection, overweights in investment-grade corporates and agency mortgage backed securities helped relative results. Also, out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS) and high-yield bonds all added to relative returns. Within security selection, bonds issued by Teva Pharmaceutical were notable contributors. Municipal issuers such as the State of Illinois and Chicago Board of Education detracted over the period.

Valuations have largely recovered from the lows seen in March. Consequently, managers have begun reducing risk in the portfolio and will likely continue if valuations improve further. This will enable managers to take advantage of future volatility by purchasing bonds when prices look more attractive at that time. With interest rates at relatively low levels and the Fed holding short-term rates near zero, managers expect longer term yields to rise as the economic backdrop improves.

Managers believe that stimulative fiscal and monetary policy should help to keep U.S. economic growth positive. Although the portfolio is positioned toward an economic recovery, managers anticipate a high level of uncertainty and a fragile state of the economy. As such, careful, research-driven security selection will continue to be an important driver of future investment results.

28	American Funds Insurance Series

Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	9.96%	5.20%	4.18%	4.93%	.40%	.21%
Class 1A	9.68	4.94	3.92	4.67	.65	.46
Class 2	9.73	4.92	3.92	4.67	.65	.46
Class 4	9.38	4.66	3.67	4.41	.90	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund gained 10.17% for the 12 months ended December 31, 2020. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index1, which measures global investment-grade bonds (rated BBB/Baa and above) and increased 9.20%.

Government bonds advanced as central banks around the world slashed interest rates and ramped up stimulus programs in an attempt to counter the damaging effects of the pandemic. The U.S. Federal Reserve cut rates to near zero in March and launched an array of emergency lending programs as part of its COVID-19 response. The Treasury curve steepened amid declining yields.

Sector and security selection contributed positively to the fund’s relative returns over the period. The fund managers favored credits from Southern Europe and Eastern Europe, of which Greece and Romania were among top contributors to returns. Diversified exposures to local emerging markets, such as Mexico, also added to results. Government bonds from France and Brazil were among individual detractors to relative returns.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where sovereign, corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

30	American Funds Insurance Series

Capital World Bond Fund®

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

Class 1	10.17%	5.35%	3.30%	4.49%	.58%	.48%
Class 1A	9.89	5.12	3.06	4.24	.83	.73
Class 2[4]	9.90	5.10	3.04	4.22	.83	.73
Class 4	9.62	4.84	2.83	4.00	1.08	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 8.21% for the 12 months ended December 31, 2020. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was up 7.05%.

Credit markets rebounded sharply from their pandemic lows, supported by extraordinary measures from the Federal Reserve and other global central banks. The Federal Reserve reduced interest rates to near-zero in March and launched an array of emergency programs that included purchasing corporate bonds. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels, after increasing dramatically during the early stages of the pandemic.

Sector and security selection contributed positively to the fund’s relative returns over the period. In particular, security selection within the consumer non-cyclical sector was additive to results. Conversely, investments within the energy sector detracted from relative returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market and that ongoing fiscal and monetary support — combined with synchronous global growth as economies gradually reopen — will mitigate adverse impacts of the pandemic. We continue to monitor these themes and believe that high-yield bonds will be supported by stronger economic growth and central bank policies.

32	American Funds Insurance Series

High-Income Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	8.21%	8.59%	5.83%	8.65%	.52%	.33%
Class 1A	7.94	8.35	5.58	8.39	.77	.58
Class 2	7.94	8.34	5.57	8.38	.77	.58
Class 3	7.93	8.39	5.63	8.46	.70	.51
Class 4	7.74	8.05	5.35	8.13	1.02	.83

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund gained 6.98% for the 12 months ended December 31, 2020, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 3.87%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

Duration and curve positioning, as well as sector and security selection, all contributed to the fund’s relative returns over the period. The fund benefited from a lower-than-benchmark weighting in mortgages. On the downside, duration positioning in IRS swaps detracted from relative results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. Rate hikes in the near future are unlikely as the Federal Reserve looks to extend economic expansion and raise inflation closer to its stated “strong commitment” for a symmetric target of 2%. Due to the Fed’s interest policy and market optimism with respect to economic growth, the Treasury yield curve steepened considerably in 2020. The fund positioning is intended to provide some stability if we experience another bout of weakness in equity or credit markets. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

American Funds Mortgage Fund®

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	6.98%	3.34%	3.12%	.48%	.27%
Class 1A	6.63	3.08	2.86	.73	.52
Class 2	6.72	3.08	2.86	.73	.52
Class 4	6.38	2.82	2.66	.98	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.34% for the 12 months ended December 31, 2020, compared with a 1.31% rise in the Bloomberg Barclays Short-Term Government/Corporate Index1, which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

Short-term interest rates are near zero and have been since the Federal Reserve cut rates in March. The current low interest rate environment may persist, as uncertainty regarding the coronavirus continues even with positive news on the vaccine front.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	0.34%	0.91%	0.34%	3.31%	0.37%
Class 1A	0.32	0.86	0.19	3.08	0.62
Class 2	0.03	0.65	0.08	3.05	0.62
Class 3	0.13	0.74	0.16	3.12	0.55
Class 4	–0.25	0.40	–0.09	2.81	0.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

Commercial paper	71.5%
Federal agency bills & notes	16.2
U.S. Treasury bills	11.4
Other assets less liabilities	.9

Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 10.09% for the 12 months ended December 31, 2020, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.36%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

During the period, the fund’s duration and mortgage positioning were additive to results. On the downside, duration positioning in IRS swaps detracted from relative results.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. Rate hikes in the near future are unlikely as the Federal Reserve looks to extend economic expansion and raise inflation closer to its stated “strong commitment” symmetric target of 2%. Due to the Fed’s interest policy and market optimism with respect to economic growth, the Treasury yield curve steepened considerably in 2020. The fund positioning is intended to provide some stability if we experience another bout of weakness in equity or credit markets.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	10.09%	3.93%	3.37%	5.83%	.39%	.23%
Class 1A	9.75	3.70	3.12	5.57	.64	.48
Class 2	9.80	3.67	3.10	5.57	.64	.48
Class 3	9.91	3.76	3.18	5.64	.57	.41
Class 4	9.48	3.42	2.90	5.32	.89	.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 32.45% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 6.92%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and communication services sectors were top contributors to relative returns, while its cash holdings detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	32.45%	15.97%	12.65%	.74%	.69%
Class P2	32.03	15.64	12.32	.99	.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 3.13% for the 12 months ended December 31, 2020, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive1, which was flat at 0.00%. The MSCI ACWI (All Country World Index) ex USA2, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), increased 10.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the consumer discretionary and health care sectors were additive to relative returns, while stock selection in the industrials sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	3.13%	6.60%	3.84%	.94%	.86%
Class P2	2.80	6.19	3.46	1.19	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 0.93% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate1 gained 7.01%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the financials sector was additive to relative returns, while stock selection in the energy sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–0.93%	6.68%	6.01%	.68%	.63%
Class P2	–1.25	6.32	5.64	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 9.85% for the 12 months ended December 31, 2020, compared to the S&P 500 Managed Risk Index – Moderate1, which rose 7.01%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s stock selection in the communication services sector was a top contributor to relative returns, while stock selection in the information technology sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	9.85%	10.58%	9.08%	.68%	.63%
Class P2	9.58	10.27	8.76	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 6.10% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate Conservative1 was up 7.20%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the real estate and information technology sectors were top contributors to relative returns, while stock selection in the energy and industrials sectors detracted from relative results.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20204

	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	6.10%	8.17%	7.77%	.70%	.65%
Class P2	5.88	7.91	7.51	.95	.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund
Investment portfolio December 31, 2020

Common stocks 93.72%	Shares	Value (000)
Information technology 31.71%
ASML Holding NV1	591,992	$286,087
ASML Holding NV (New York registered) (ADR)	464,300	226,449
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	24,817,000	466,100
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	280,000	30,531
Microsoft Corp.	1,902,900	423,243
Paycom Software, Inc.[2]	357,000	161,453
Adyen NV1,2	61,500	143,105
PayPal Holdings, Inc.[2]	490,000	114,758
Visa Inc., Class A	515,000	112,646
Broadcom Inc.	233,350	102,172
PagSeguro Digital Ltd., Class A2	1,340,900	76,270
Adobe Inc.[2]	135,000	67,516
Zendesk, Inc.[2]	454,000	64,977
Samsung Electronics Co., Ltd.[1]	785,100	58,676
Amphenol Corp., Class A	373,500	48,843
Keyence Corp.[1]	72,300	40,689
EPAM Systems, Inc.[2]	105,240	37,713
Advanced Micro Devices, Inc.[2]	301,500	27,651
Mastercard Inc., Class A	67,500	24,094
TeamViewer AG1,2	428,000	22,922
Hexagon AB, Class B1	240,000	21,855
Amadeus IT Group SA, Class A, non-registered shares[1]	212,301	15,370
Worldline SA, non-registered shares[1,2]	152,800	14,779
Network International Holdings PLC[1,2]	3,173,000	14,168
Jack Henry & Associates, Inc.	69,400	11,242
		2,613,309

Consumer discretionary 20.46%
Amazon.com, Inc.[2]	145,050	472,419
Alibaba Group Holding Ltd.[1,2]	5,241,300	153,138
Chipotle Mexican Grill, Inc.[2]	107,400	148,933
Just Eat Takeaway (GBP denominated)[1,2]	640,914	72,424
Just Eat Takeaway (EUR denominated)[1,2]	347,000	39,116
LVMH Moët Hennessy-Louis Vuitton SE1	158,900	99,286
Ocado Group PLC[1,2]	2,881,000	90,274
Domino’s Pizza, Inc.	156,800	60,127
NIKE, Inc., Class B	383,100	54,197
Floor & Decor Holdings, Inc., Class A2	546,500	50,742
Prosus NV1	447,800	48,171
Renault SA1,2	1,100,000	48,132
MercadoLibre, Inc.[2]	16,400	27,474
Meituan, Class B1,2	699,700	26,761
Naspers Ltd., Class N1	122,700	25,113
Home Depot, Inc.	92,275	24,510
Sony Corp.[1]	243,000	24,432
MGM China Holdings, Ltd.[1,3]	12,708,000	21,841
Peugeot SA1,2	761,800	20,848
XPeng Inc., Class A (ADR)[2,3]	445,100	19,064
Delivery Hero SE1,2	118,000	18,315
Wynn Macau, Ltd.[1,2]	10,510,400	17,672
Flutter Entertainment PLC (EUR denominated)[1]	84,650	17,339
JD Health International Inc.[1,2,3]	893,550	17,289
IDP Education Ltd.[1]	1,119,000	17,141
EssilorLuxottica[1]	102,335	15,960
Melco Resorts & Entertainment Ltd. (ADR)	835,000	15,489
Moncler SpA[1,2]	217,370	13,296
THG Holdings PLC[1,2]	1,026,870	10,965
Marriott International, Inc., Class A	74,000	9,762
Airbnb, Inc., Class A2	41,500	6,092
		1,686,322

46	American Funds Insurance Series

Global Growth Fund

Common stocks (continued)	Shares	Value (000)
Health care 11.35%
UnitedHealth Group Inc.	276,800	$97,068
DexCom, Inc.[2]	253,000	93,539
Mettler-Toledo International Inc.[2]	65,000	74,079
AstraZeneca PLC[1]	674,300	67,369
Pfizer Inc.	1,699,000	62,540
Fisher & Paykel Healthcare Corp. Ltd.[1]	2,550,000	60,555
Cigna Corp.	290,214	60,417
NovoCure Ltd.[2]	340,000	58,834
Merck & Co., Inc.	620,000	50,716
Regeneron Pharmaceuticals, Inc.[2]	98,300	47,490
Tandem Diabetes Care, Inc.[2]	285,000	27,269
Danaher Corp.	110,000	24,435
Humana Inc.	55,000	22,565
Zoetis Inc., Class A	130,000	21,515
Bayer AG1	363,860	21,387
Catalent, Inc.[2]	200,000	20,814
bioMérieux SA1	135,000	19,038
Olympus Corp.[1]	796,800	17,442
Novartis AG1	165,600	15,641
Rede D’Or Sao Luiz SA2	1,060,000	13,938
Sanofi[1]	135,000	13,044
Teladoc Health, Inc.[2]	63,600	12,717
Vertex Pharmaceuticals Inc.[2]	49,500	11,699
GN Store Nord AS1	115,500	9,180
Coloplast A/S, Class B1	55,750	8,516
Viatris Inc.[2]	179,542	3,365
		935,172

Financials 9.80%
AIA Group Ltd.[1]	12,338,700	151,984
Tradeweb Markets Inc., Class A	1,685,360	105,251
Kotak Mahindra Bank Ltd.[1,2]	3,704,500	101,380
MarketAxess Holdings Inc.	151,400	86,383
JPMorgan Chase & Co.	438,700	55,746
AXA SA1	1,692,893	40,614
Prudential PLC[1]	1,773,082	32,728
Citigroup Inc.	497,600	30,682
Moscow Exchange MICEX-RTS PJSC[1]	12,640,000	27,274
CME Group Inc., Class A	144,437	26,295
Société Générale[1,2]	1,011,450	21,071
BlackRock, Inc.	26,500	19,121
Willis TowersWatson PLC	73,000	15,380
HDFC Life Insurance Company Ltd.[1,2]	1,589,691	14,746
FinecoBank SpA[1,2]	893,000	14,573
QBE Insurance Group Ltd.[1]	2,132,000	14,036
Bank of America Corp.	385,000	11,669
Macquarie Group Ltd.[1]	101,500	10,845
Lufax Holding Ltd. (ADR)[2,3]	680,000	9,656
Sberbank of Russia PJSC (ADR)[1]	645,500	9,305
Banco Santander, SA1,2	2,946,020	9,147
		807,886

Communication services 7.24%
Alphabet Inc., Class A2	95,500	167,377
Alphabet Inc., Class C2	63,852	111,861
Tencent Holdings Ltd.[1]	2,028,000	148,180
Facebook, Inc., Class A2	395,600	108,062
Altice USA, Inc., Class A2	751,200	28,448
Sea Ltd., Class A (ADR)[2]	95,851	19,079
Twitter, Inc.[2]	252,000	13,646
		596,653

American Funds Insurance Series	47

Global Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.07%
British American Tobacco PLC[1]	2,921,900	$108,680
Kweichow Moutai Co., Ltd., Class A1	269,957	82,496
Philip Morris International Inc.	919,500	76,125
Nestlé SA1	495,497	58,334
Keurig Dr Pepper Inc.	1,624,000	51,968
Altria Group, Inc.	1,248,500	51,189
Walgreens Boots Alliance, Inc.	657,651	26,227
Associated British Foods PLC[1,2]	595,000	18,435
Costco Wholesale Corp.	42,170	15,889
Mondelez International, Inc.	192,000	11,226
		500,569

Industrials 3.51%
MTU Aero Engines AG1	167,000	43,512
Airbus SE, non-registered shares[1,2]	327,000	35,921
DSV Panalpina A/S1	201,000	33,638
Alliance Global Group, Inc.[1]	135,603,500	29,946
GT Capital Holdings, Inc.[1]	2,454,611	29,915
Safran SA1,2	164,000	23,259
NIBE Industrier AB, Class B1	685,000	22,494
Nidec Corp.[1]	149,100	18,786
SMC Corp.[1]	22,500	13,741
General Electric Co.	1,260,000	13,608
Country Garden Services Holdings Co., Ltd.[1]	2,003,000	13,586
Boeing Company	51,300	10,981
		289,387

Materials 1.84%
Sherwin-Williams Company	153,900	113,103
Shin-Etsu Chemical Co., Ltd.[1]	119,500	20,920
Koninklijke DSM NV1	101,700	17,519
		151,542

Energy 1.10%
Reliance Industries Ltd.[1]	1,807,924	49,250
Reliance Industries Ltd., interim shares[1]	106,956	1,640
Gazprom PJSC (ADR)[1]	4,173,000	23,198
LUKOIL Oil Co. PJSC (ADR)[1]	246,300	16,794
		90,882

Real estate 0.41%
Goodman Logistics (HK) Ltd. REIT[1]	1,276,503	18,621
ESR Cayman Ltd.[1,2]	4,100,000	14,735
		33,356

Utilities 0.23%
Ørsted AS1	91,250	18,663

Total common stocks (cost: $3,554,514,000)		7,723,741

Preferred securities 2.90%
Health care 1.84%
Sartorius AG, nonvoting preferred, non-registered shares[1]	360,500	151,100

Information technology 1.06%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	1,289,000	87,500

Total preferred securities (cost: $70,623,000)		238,600

48	American Funds Insurance Series

Global Growth Fund

Short-term securities 3.87%	Principal amount (000)	Value (000)
Commercial paper 2.12%
Toronto-Dominion Bank 0.19% due 1/19/2021[4]	$100,000	$99,993
NRW.Bank 0.21% due 1/22/2021[4]	59,000	58,995
LVMH Moët Hennessy Louis Vuitton Inc. 0.15% due 1/14/2021[4]	16,000	15,999
		174,987

	Shares
Money market investments 1.75%
Capital Group Central Cash Fund 0.12%[5,6]	1,256,834	125,696
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	18,274,600	18,274
		143,970

Total short-term securities (cost: $318,936,000)		318,957

Total investment securities 100.49% (cost: $3,944,073,000)		8,281,298
Other assets less liabilities (0.49)%		(40,328)

Net assets 100.00%		$8,240,970

Investments in affiliates6

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 1.53%
Money market investments 1.53%
Capital Group Central Cash Fund 0.12%[5]	$137,140	$1,204,128	$1,215,496	$170	$(246)	$125,696	$973

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,662,002,000, which represented 44.44% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $21,446,000, which represented ..26% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]

Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $174,987,000, which represented 2.12% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

GBP = British pounds

See notes to financial statements.

American Funds Insurance Series	49

Global Small Capitalization Fund
Investment portfolio December 31, 2020

Common stocks 95.25%	Shares	Value (000)
Information technology 27.03%
Cree, Inc.[1]	1,356,800	$143,685
Ceridian HCM Holding Inc.[1]	730,900	77,885
Net One Systems Co., Ltd.[2]	1,855,865	65,640
BE Semiconductor Industries NV2	801,930	48,310
Kingdee International Software Group Co. Ltd.[2]	11,717,074	48,085
PAR Technology Corp.[1,3]	700,482	43,983
SimCorp AS2	265,750	39,473
Unimicron Technology Corp.[2]	12,305,000	38,529
Appfolio, Inc., Class A1	203,903	36,711
Inphi Corp.[1]	215,191	34,532
Avast PLC[2]	4,532,443	33,340
Silergy Corp.[2]	383,740	32,898
Avalara, Inc.[1]	194,419	32,058
C3.ai, Inc., Class A1,3	229,200	31,801
Qorvo, Inc.[1]	190,000	31,591
Lightspeed POS Inc., subordinate voting shares[1]	443,300	31,204
Skillz Inc., Class A1,2,4	1,399,676	24,914
EuronetWorldwide, Inc.[1]	167,890	24,331
Smartsheet Inc., Class A1	337,600	23,392
Bentley Systems, Inc., Class B	563,300	22,819
Pegasystems Inc.	169,591	22,600
Nuance Communications, Inc.[1]	499,400	22,019
Globant SA1	101,000	21,979
SUMCO Corp.[2]	999,000	21,934
Carel Industries SpA[2]	929,751	21,804
Anaplan, Inc.[1]	295,733	21,248
Alteryx, Inc., Class A1	173,000	21,070
MACOMTechnology Solutions Holdings, Inc.[1]	380,000	20,915
AI inside Inc.[1,2]	27,813	19,667
Nordic Semiconductor ASA[1,2]	1,196,967	19,159
LEM Holding SA2	9,570	18,679
Paycom Software, Inc.[1]	40,000	18,090
Bechtle AG, non-registered shares[2]	77,700	16,945
Oneconnect Financial Technology Co., Ltd. (ADR)[1]	830,436	16,368
Network International Holdings PLC[1,2]	3,434,882	15,338
Silicon Laboratories Inc.[1]	115,900	14,759
Keywords Studios PLC[1,2]	350,000	13,734
SoftwareONE Holding AG2	449,700	13,300
JFrog Ltd.[1,3]	209,100	13,138
ON Semiconductor Corp.[1]	395,000	12,928
Aspen Technology, Inc.[1]	93,100	12,126
Tanla Platforms Ltd.[2]	1,339,330	12,106
Asana, Inc., Class A1	401,900	11,876
Cognex Corp.	136,300	10,943
Rapid7, Inc.[1]	121,000	10,909
Nuvei Corp., subordinate voting shares[1]	173,200	10,432
Computer Services, Inc.	163,500	9,712
Paya Holdings Inc., Class A1,3	667,000	9,058
MongoDB, Inc., Class A1	25,000	8,976
SHIFT Inc.[1,2]	63,700	8,799
Renishaw PLC[1,2]	100,000	7,876
Globalwafers Co., Ltd.[2]	311,000	7,870
DocuSign, Inc.[1]	34,300	7,625
QAD Inc., Class A	115,350	7,288
ALTEN SA, non-registered shares[1,2]	63,900	7,238
Megaport Ltd.[1,2]	650,000	7,134
Okta, Inc., Class A1	27,263	6,932
INFICON Holding AG2	7,397	6,748
Allegro Microsystems, Inc.[1]	246,500	6,572
Coupa Software Inc.[1]	18,000	6,100
BigCommerce Holdings, Inc., Series 1[1,3]	90,000	5,773
SVMK Inc.[1]	221,600	5,662

50	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Pexip Holding ASA[1,2,3]	676,082	$5,193
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	3,605,500	4,827
Tyro Payments Ltd.[1,2,3]	1,727,332	4,251
Appen Ltd.[2]	162,863	3,117
		1,435,998

Health care 22.94%
Insulet Corp.[1]	567,720	145,126
Haemonetics Corp.[1]	796,700	94,608
Allakos Inc.[1]	586,080	82,051
Notre Dame Intermédica Participações SA	4,089,700	61,682
WuXi Biologics (Cayman) Inc.[1,2]	4,236,000	56,424
GWPharmaceuticals PLC (ADR)[1]	473,768	54,678
iRhythm Technologies, Inc.[1]	213,120	50,554
Mani, Inc.[2]	1,808,129	49,243
CanSino Biologics Inc., Class H1,2	2,132,400	48,805
Ultragenyx Pharmaceutical Inc.[1]	325,474	45,055
Applied Molecular Transport Inc.[1,3]	1,365,957	42,030
Health Catalyst, Inc.[1]	922,700	40,165
Integra LifeSciences Holdings Corp.[1]	602,696	39,127
PRA Health Sciences, Inc.[1]	257,150	32,257
New Frontier Health Corp., Class A1	3,422,000	29,429
Kronos Bio, Inc.[1,2]	619,195	17,386
Kronos Bio, Inc.[1]	387,795	11,583
Globus Medical, Inc., Class A1	434,000	28,305
CompuGroup Medical SE & Co. KGaA[2]	277,700	26,669
GVS SpA[1,2]	1,350,919	25,165
Allogene Therapeutics, Inc.[1]	947,234	23,908
Nevro Corp.[1]	128,100	22,174
Cortexyme, Inc.[1,3]	759,458	21,098
CONMED Corp.	157,000	17,584
Max Healthcare Institute Ltd.[1,2]	8,885,394	17,116
Amplifon SpA[1,2]	401,700	16,646
Guardant Health, Inc.[1]	119,227	15,366
Ambu AS, Class B, non-registered shares[2,3]	283,500	12,241
Ocumension Therapeutics[1,2]	3,168,466	11,051
NuCana PLC (ADR)[1,3]	2,356,233	10,579
AddLife AB, Class B2	553,888	9,693
Bluebird Bio, Inc.[1]	196,815	8,516
BioMarin Pharmaceutical Inc.[1]	92,000	8,067
Shandong Pharmaceutical Glass Co., Ltd., Class A2	955,000	7,342
Madrigal Pharmaceuticals, Inc.[1]	61,425	6,829
Encompass Health Corp.	79,000	6,533
Bachem Holding AG, Class B2	14,100	6,266
Arjo AB, Class B2	765,000	5,842
Hikma Pharmaceuticals PLC[2]	131,000	4,512
Hutchison China MediTech Ltd. (ADR)[1]	124,000	3,970
Uniphar PLC[2]	1,022,000	2,974
NMC Health PLC[1,2,5]	219,652	3
		1,218,652

Consumer discretionary 14.67%
Shop Apotheke Europe NV, non-registered shares[1,2,3]	282,300	51,122
Wyndham Hotels & Resorts, Inc.	808,069	48,032
Helen of Troy Ltd.[1]	207,200	46,038
Lands’ End, Inc.[1,6]	2,100,000	45,297
Thor Industries, Inc.	463,600	43,110
YETI Holdings, Inc.[1]	593,379	40,629
Mattel, Inc.[1]	2,100,069	36,646
Five Below, Inc.[1]	199,700	34,944
Evolution Gaming Group AB2	328,676	33,323
Entain PLC[1,2]	1,748,600	27,143

American Funds Insurance Series	51

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Leslie’s, Inc.[1,3]	824,800	$22,888
Arco Platform Ltd., Class A1	638,725	22,668
Skechers USA, Inc., Class A1	550,000	19,767
Tongcheng-Elong Holdings Ltd.[1,2]	10,084,800	19,537
Just Eat Takeaway (EUR denominated)[1,2]	166,200	18,735
Tube Investments of India Ltd.[2]	1,700,000	18,641
Everi Holdings Inc.[1]	1,324,553	18,292
Kindred Group PLC (SDR)[1,2]	1,806,800	17,683
zooplus AG, non-registered shares[1,2]	78,700	16,299
Melco International Development Ltd.[2]	7,826,000	15,240
B2W - Cia. Digital, ordinary nominative[1]	1,010,093	14,704
SSP Group PLC[2]	3,233,990	14,687
TopBuild Corp.[1]	73,600	13,548
Musti Group Oyj[1,2]	436,550	13,083
Bright Horizons Family Solutions Inc.[1]	74,300	12,853
Purple Innovation, Inc., Class A1	390,000	12,847
Basic-Fit NV1,2	348,300	12,725
Cie. Plastic Omnium SA2	308,912	10,724
IDP Education Ltd.[2]	691,561	10,594
Patrick Industries, Inc.	131,700	9,002
Thule Group AB1,2	219,800	8,215
Cairn Homes PLC[1,2]	6,829,200	7,972
Sushiro Global Holdings Ltd.[2]	187,000	7,142
OneSpaWorld Holdings Ltd.	695,690	7,054
Zhongsheng Group Holdings Ltd.[2]	938,500	6,691
Elior Group SA2	882,500	5,961
Countryside Properties PLC[2]	743,015	4,771
Kerry Express (Thailand) PCL, foreign registered[1,2]	2,250,000	3,699
Dalata Hotel Group PLC[1,2]	800,000	3,689
Coursera, Inc.[1,2,5,7]	160,625	2,409
DraftKings Inc., Class A1	16,755	780
China Zenix Auto International Ltd. (ADR)[1]	428,500	111
		779,295

Industrials 13.20%
Nihon M&A Center Inc.[2]	1,304,292	87,283
Boyd Group Services Inc.[3]	233,326	40,246
International Container Terminal Services, Inc.[2]	15,047,500	38,708
Stericycle, Inc.[1]	539,531	37,406
IMCD NV2	285,600	36,288
Meggitt PLC[1,2]	5,035,900	32,174
Bingo Industries Ltd.[2,3]	14,571,008	27,435
Instalco AB2	836,795	25,503
Japan Elevator Service Holdings Co., Ltd.[2]	970,400	24,707
Alfen NV1,2	227,700	22,879
Interpump Group SpA[2]	447,000	22,084
Nolato AB, Class B1,2	185,100	18,716
Melrose Industries PLC[1,2]	7,236,000	17,647
Wizz Air Holdings PLC[1,2]	278,200	17,375
VAT Group AG2	68,150	16,986
Diploma PLC[2]	556,200	16,689
Avon Rubber PLC[2]	383,500	16,610
Matson, Inc.	289,400	16,487
CleanawayWaste Management Ltd.[2]	7,580,970	13,779
Centre Testing International Group Co., Ltd.[2]	3,266,269	13,692
Han’s Laser Technology Industry Group Co., Ltd., Class A2	2,037,982	13,354
Woodward, Inc.	105,000	12,761
Granite Construction Inc.	465,000	12,420
Guangzhou Baiyun International Airport Co. Ltd., Class A2	5,704,039	12,329
Marel hf.[2]	1,971,482	12,157
Rumo SA1	3,025,547	11,207
CAE Inc.	375,000	10,391

52	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
IAA, Inc.[1]	141,750	$9,211
Addtech AB, Class B2	497,200	6,583
Montrose Environmental Group, Inc.[1]	190,800	5,907
Nitto Boseki Co., Ltd.[2]	132,500	5,853
Atlas Corp.	500,000	5,420
Imperial Logistics Ltd.[2]	2,103,000	5,351
TOMRA Systems ASA[2]	106,900	5,268
BWX Technologies, Inc.	85,000	5,124
BELIMO Holding AG2	523	4,543
VARTA AG, non-registered shares[1,2,3]	30,875	4,459
LIXIL Corp.[2]	196,500	4,268
Howden Joinery Group PLC[1,2]	440,000	4,155
McPhy Energy SA1,2,3	74,800	3,144
Vicor Corp, Class A1	27,800	2,564
The AZEK Company Inc., Class A1	54,400	2,092
		701,255

Financials 7.47%
Cannae Holdings, Inc.[1]	1,931,800	85,521
Trupanion, Inc.[1]	671,200	80,349
Janus Henderson Group PLC	1,088,400	35,384
Capitec Bank Holdings Ltd.[1,2]	232,177	22,625
Live Oak Bancshares, Inc.	462,000	21,926
South State Corp.	283,300	20,483
Kotak Mahindra Bank Ltd.[1,2]	715,825	19,590
Eurobank Ergasias Services and Holdings SA1,2	27,631,908	19,562
EastWest Bancorp, Inc.	287,300	14,569
Stifel Financial Corp.	271,050	13,677
Independent Bank Group, Inc.	192,300	12,023
Indian Energy Exchange Ltd.[2]	3,150,000	9,842
IIFLWealth Management Ltd.[2]	677,558	9,388
Aavas Financiers Ltd.[1,2]	402,000	9,335
Multi Commodity Exchange of India Ltd.[2]	342,375	8,115
Essent Group Ltd.	175,000	7,560
Third Point Reinsurance Ltd.[1]	340,400	3,241
Fanhua Inc. (ADR)	157,600	1,897
Huize Holding Ltd. (ADR)[1]	223,220	1,562
		396,649

Materials 2.33%
Nanofilm Technologies International Ltd.[1,2]	7,424,900	24,720
Lundin Mining Corp.	2,773,100	24,618
PI Industries Ltd.[2]	778,604	23,446
Navin Fluorine International Ltd.[2]	445,388	16,030
Fasadgruppen Group AB1,2	770,604	8,233
Vidrala, SA, non-registered shares[2]	67,694	7,850
Valvoline Inc.	315,300	7,296
SK Materials Co., Ltd.[2]	16,400	5,411
LANXESS AG2	54,500	4,179
Arkema SA2	15,200	1,737
		123,520

Real estate 2.07%
Altus Group Ltd.	939,007	36,250
Embassy Office Parks REIT[2]	5,189,400	24,506
MGM Growth Properties LLC REIT, Class A	500,000	15,650
JHSF Participações SA	9,099,476	13,682
Mitre Realty Empreendimentos E Participações SA1	1,955,500	6,400
WHA Corp. PCL[2]	59,416,400	5,988
Mindspace Business Parks REIT[1,2,4]	654,600	2,810

American Funds Insurance Series	53

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Mindspace Business Parks REIT[1,2]	595,400	$2,608
DoubleDragon Properties Corp.[1,2]	6,395,985	1,984
Cyrela Commercial Properties SA, ordinary nominative	105,754	279
		110,157

Communication services 2.00%
Altice Europe NV, Class A1,2	4,115,000	26,791
Bandwidth Inc., Class A1	122,000	18,748
Capcom Co., Ltd.[2]	226,800	14,745
New York Times Co., Class A	259,500	13,434
Square Enix Holdings Co., Ltd.[2]	143,200	8,690
Kamakura Shinsho, Ltd.[2]	677,700	7,514
Euskaltel, SA, non-registered shares[2]	630,178	6,734
Zee Entertainment Enterprises Ltd.[2]	1,398,700	4,295
Daily Mail and General Trust PLC, Class A, nonvoting shares[2]	296,800	3,025
Cardlytics, Inc.[1,3]	16,500	2,356
		106,332

Consumer staples 1.86%
Freshpet, Inc.[1]	318,400	45,210
Grocery Outlet Holding Corp.[1]	755,400	29,649
AAK AB2	511,300	10,311
Hilton Food Group PLC[2]	586,277	8,938
Vector Group Ltd.	224,000	2,610
Raia Drogasil SA, ordinary nominative	445,000	2,145
		98,863

Utilities 1.22%
ENN Energy Holdings Ltd.[2]	4,026,200	59,096
Neoenergia SA	1,727,000	5,859
		64,955

Energy 0.46%
Parsley Energy, Inc., Class A	915,000	12,993
Venture Global LNG, Inc., Series C1,2,4,5,7	2,760	10,434
NuVista Energy Ltd.[1]	1,325,000	979
		24,406

Total common stocks (cost: $2,750,940,000)		5,060,082

Preferred securities 1.81%
Information technology 1.30%
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares[1,2,5,7]	1,859,092	32,887
Avidxchange, Inc., Series F, preferred shares[1,2,5,7]	492,864	24,156
Gitlab Inc., Series E, preferred shares[1,2,5,7]	297,916	11,917
		68,960

Industrials 0.36%
Azul SA, preferred nominative (ADR)[1,3]	800,316	18,263
Azul SA, preferred nominative[1]	109,500	829
		19,092

Health care 0.15%
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares[1,2,5,7]	2,931,405	8,231

Total preferred securities (cost: $62,052,000)		96,283

54	American Funds Insurance Series

Global Small Capitalization Fund

Rights & warrants 0.03%	Shares	Value (000)
Consumer staples 0.03%
Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[1,2,4]	132,100	$1,580

Total rights & warrants (cost: $1,550,000)		1,580

Convertible stocks 0.26%
Consumer discretionary 0.26%
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares[2,5,7]	531,643	9,038
Coursera, Inc., Series B, noncumulative, convertible preferred shares[2,5,7]	246,302	4,187
Coursera, Inc., Series F, noncumulative, convertible preferred shares[2,5,7]	36,964	629
		13,854

Total convertible stocks (cost: $10,863,000)		13,854

Short-term securities 4.21%
Commercial paper 2.58%
Toronto-Dominion Bank 0.19% due 1/19/2021[4]	100,000	99,993
NRW.Bank 0.22% due 1/22/2021[4]	37,000	36,997
		136,990

Money market investments 1.63%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,9]	71,737,955	71,738
Capital Group Central Cash Fund 0.12%[6,8]	151,346	15,136
		86,874

Total short-term securities (cost: $223,856,000)		223,864

Total investment securities 101.56% (cost: $3,049,261,000)		5,395,663
Other assets less liabilities (1.56)%		(82,922)

Net assets 100.00%		$5,312,741

Investments in affiliates6

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.85%
Health care 0.00%
NuCana PLC (ADR)[1,3,10]	$12,711	$1,226	$—	$—	$(3,358)	$—	$—
Consumer discretionary 0.85%
Lands’ End, Inc.[1]	—	14,805	—	—	30,492	45,297	—

Total common stocks						45,297

Short-term securities 0.29%
Money market investments 0.29%
Capital Group Central Cash Fund 0.12%[8]	192,600	961,788	1,139,083	68	(237)	15,136	1,310

Total 1.14%				$68	$26,897	$60,433	$1,310

American Funds Insurance Series	55

Global Small Capitalization Fund

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,225,547,000, which represented 41.89% of the net assets of the fund. This amount includes $2,067,250,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

All or a portion of this security was on loan. The total value of all such securities was $77,648,000, which represented 1.46% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $176,728,000, which represented 3.33% of the net assets of the fund.

[5]	Value determined using significant unobservable inputs.
[6]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[7]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[8]	Rate represents the seven-day yield at 12/31/2020.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Unaffiliated issuer at 12/31/2020.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares	5/27/2020	$15,500	$32,887	.62%
Avidxchange, Inc., Series F, preferred shares	12/26/2019	24,156	24,156	.45
Gitlab Inc., Series E, preferred shares	9/11/2019	5,550	11,917	.22
Venture Global LNG, Inc., Series C	5/1/2015	8,280	10,434	.20
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares	2/20/2020	6,380	9,038	.17
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares	2/7/2020	6,000	8,231	.16
Coursera, Inc., Series B, noncumulative, convertible preferred shares	8/12/2020	3,855	4,187	.08
Coursera, Inc.	8/12/2020	2,514	2,409	.05
Coursera, Inc., Series F, noncumulative, convertible preferred shares	7/15/2020	628	629	.01

Total private placement securities		$72,863	$103,888	1.96%

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

SDR = Swedish Depositary Receipts

See notes to financial statements.

56	American Funds Insurance Series

Growth Fund
Investment portfolio December 31, 2020

Common stocks 95.50%	Shares	Value (000)
Information technology 22.59%
Microsoft Corp.	8,170,085	$1,817,190
Broadcom Inc.	1,811,536	793,181
ASML Holding NV (New York registered) (ADR)	632,100	308,288
ASML Holding NV1	635,000	306,871
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	18,618,000	349,673
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,218,945	241,954
RingCentral, Inc., Class A2	1,322,397	501,149
Shopify Inc., Class A, subordinate voting shares[2]	410,400	464,552
Visa Inc., Class A	1,591,570	348,124
PayPal Holdings, Inc.[2]	1,319,600	309,050
Mastercard Inc., Class A	716,844	255,870
Advanced Micro Devices, Inc.[2]	2,360,947	216,522
MongoDB, Inc., Class A2	594,973	213,619
Autodesk, Inc.[2]	654,703	199,907
FleetCor Technologies, Inc.[2]	710,400	193,818
Keyence Corp.[1]	300,900	169,341
Cree, Inc.[2]	1,495,879	158,414
Square, Inc., Class A2	726,255	158,062
Ceridian HCM Holding Inc.[2]	1,274,711	135,833
ServiceNow, Inc.[2]	235,806	129,795
Samsung Electronics Co., Ltd.[1]	1,538,083	114,952
Tyler Technologies, Inc.[2]	263,200	114,892
Micron Technology, Inc.[2]	1,447,335	108,811
Guidewire Software, Inc.[2]	821,399	105,739
Apple Inc.	779,886	103,483
Applied Materials, Inc.	1,033,670	89,206
HubSpot, Inc.[2]	210,067	83,279
Trimble Inc.[2]	900,572	60,131
Bill.Com Holdings, Inc.[2]	433,100	59,118
Adobe Inc.[2]	115,899	57,963
Intel Corp.	1,136,000	56,596
Elastic NV, non-registered shares[2]	346,722	50,667
Fidelity National Information Services, Inc.	328,778	46,509
Alteryx, Inc., Class A2	353,058	42,999
Flex Ltd.[2]	2,234,300	40,173
SK hynix, Inc.[1]	330,800	36,189
Zendesk, Inc.[2]	252,368	36,119
NetApp, Inc.	527,540	34,944
Fiserv, Inc.[2]	304,473	34,667
Jack Henry & Associates, Inc.	167,789	27,180
MKS Instruments, Inc.	157,800	23,741
Okta, Inc., Class A2	93,170	23,689
Motorola Solutions, Inc.	134,257	22,832
ON Semiconductor Corp.[2]	640,919	20,977
EPAM Systems, Inc.[2]	52,839	18,935
GoDaddy Inc., Class A2	213,800	17,735
Smartsheet Inc., Class A2	238,281	16,511
Enphase Energy, Inc.[2]	87,779	15,403
VeriSign, Inc.[2]	68,100	14,737
Amadeus IT Group SA, Class A, non-registered shares[1]	160,263	11,603
Concentrix Corp.[2]	108,272	10,686
Global Payments Inc.	46,612	10,041
SYNNEX Corp.	108,272	8,818
Atlassian Corp. PLC, Class A2	19,317	4,518
		8,795,056

Consumer discretionary 18.83%
Tesla, Inc.[2]	5,488,000	3,872,717
Amazon.com, Inc.[2]	270,876	882,224
Dollar General Corp.	1,774,500	373,177
Home Depot, Inc.	848,736	225,441
LVMH Moët Hennessy-Louis Vuitton SE1	330,000	206,194

American Funds Insurance Series	57

Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Domino’s Pizza, Inc.	448,575	$172,011
Darden Restaurants, Inc.	1,438,876	171,399
Booking Holdings Inc.[2]	74,213	165,292
Toll Brothers, Inc.	3,280,000	142,582
Bright Horizons Family Solutions Inc.[2]	681,000	117,806
Burlington Stores, Inc.[2]	432,204	113,043
Hermès International[1]	97,299	104,631
Royal Caribbean Cruises Ltd.	1,201,909	89,771
NIKE, Inc., Class B	546,407	77,300
Floor & Decor Holdings, Inc., Class A2	769,300	71,430
Chipotle Mexican Grill, Inc.[2]	46,247	64,131
Aramark	1,666,401	64,123
Airbnb, Inc., Class A2	374,400	54,962
Five Below, Inc.[2]	198,640	34,758
Flutter Entertainment PLC (EUR denominated)[1]	166,291	34,062
Wynn Resorts, Ltd.	258,022	29,113
Las Vegas Sands Corp.	485,638	28,944
Westwing Group AG, non-registered shares[1,2,3]	707,000	28,606
Caesars Entertainment, Inc.[2]	379,500	28,185
Norwegian Cruise Line Holdings Ltd.[2,3]	1,095,796	27,866
Marriott International, Inc., Class A	210,000	27,703
Peloton Interactive, Inc., Class A2	180,000	27,310
Grand Canyon Education, Inc.[2]	213,615	19,890
Hilton Worldwide Holdings Inc.	151,700	16,878
Evolution Gaming Group AB1	160,210	16,243
Cie. Financière Richemont SA, Class A1	174,005	15,724
YUM! Brands, Inc.	129,700	14,080
EssilorLuxottica[1]	69,400	10,823
		7,328,419

Communication services 18.02%
Facebook, Inc., Class A2	7,454,034	2,036,144
Netflix, Inc.[2]	3,139,599	1,697,675
Alphabet Inc., Class C2	466,472	817,203
Alphabet Inc., Class A2	60,216	105,537
T-Mobile US, Inc.[2]	4,003,260	539,840
Activision Blizzard, Inc.	5,097,672	473,319
Charter Communications, Inc., Class A2	695,547	460,139
Snap Inc., Class A2	8,325,383	416,852
Comcast Corp., Class A	4,324,019	226,579
Zillow Group, Inc., Class C, nonvoting shares[2]	347,800	45,144
Zillow Group, Inc., Class A2	271,354	36,888
Pinterest, Inc., Class A2	1,027,744	67,728
Match Group, Inc.[2]	234,000	35,379
Live Nation Entertainment, Inc.[2]	400,000	29,392
Twitter, Inc.[2]	460,000	24,909
		7,012,728

Health care 12.72%
UnitedHealth Group Inc.	2,472,454	867,040
Intuitive Surgical, Inc.[2]	803,680	657,491
Regeneron Pharmaceuticals, Inc.[2]	841,544	406,558
Centene Corp.[2]	5,286,474	317,347
Thermo Fisher Scientific Inc.	632,000	294,373
Humana Inc.	496,800	203,822
Exact Sciences Corp.[2]	1,296,188	171,732
ResMed Inc.	755,000	160,483
Insulet Corp.[2]	622,000	159,002
NovoCure Ltd.[2]	916,689	158,624
Seagen Inc.[2]	874,815	153,215
Teladoc Health, Inc.[2]	643,000	128,574
Vertex Pharmaceuticals Inc.[2]	450,522	106,476

58	American Funds Insurance Series

Growth Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CRISPR Therapeutics AG2	652,706	$99,936
Biohaven Pharmaceutical Holding Co. Ltd.[2]	1,068,637	91,593
Abbott Laboratories	643,963	70,508
CVS Health Corp.	862,934	58,938
DexCom, Inc.[2]	158,238	58,504
Allakos Inc.[2]	401,374	56,192
Cigna Corp.	262,355	54,617
Danaher Corp.	235,935	52,411
Gilead Sciences, Inc.	899,185	52,387
Edwards Lifesciences Corp.[2]	569,100	51,919
Galapagos NV1,2	527,552	51,910
Vir Biotechnology, Inc.[2,3]	1,555,475	41,656
Verily Life Sciences LLC[1,2,4,5]	300,178	41,103
Catalent, Inc.[2]	319,000	33,198
Oak Street Health, Inc.[2]	538,184	32,915
Pfizer Inc.	884,714	32,566
Neurocrine Biosciences, Inc.[2]	326,200	31,266
Allogene Therapeutics, Inc.[2]	1,146,511	28,938
AstraZeneca PLC[1]	256,500	25,627
Guardant Health, Inc.[2]	196,303	25,300
Incyte Corp.[2]	288,800	25,120
Molina Healthcare, Inc.[2]	96,799	20,587
Chemed Corp.	37,667	20,062
Mettler-Toledo International Inc.[2]	16,900	19,261
Grail, Inc.[1,2,4,5,6]	1,864,884	18,350
Eli Lilly and Company	100,800	17,019
Pacific Biosciences of California, Inc.[2]	619,579	16,072
Ultragenyx Pharmaceutical Inc.[2]	67,100	9,289
Adaptive Biotechnologies Corp.[2]	141,048	8,340
Novavax, Inc.[2]	72,500	8,084
Global Blood Therapeutics, Inc.[2]	125,000	5,414
GoodRx Holdings, Inc., Class A2	97,500	3,933
Cortexyme, Inc.[2,3]	128,600	3,573
Zimmer Biomet Holdings, Inc.	13,800	2,126
		4,953,451

Industrials 8.44%
Uber Technologies, Inc.[2]	8,501,767	433,590
Delta Air Lines, Inc.	10,425,000	419,189
TransDigm Group Inc.[2]	582,800	360,666
MTU Aero Engines AG1	745,782	194,314
Jacobs Engineering Group Inc.	1,716,000	186,975
CSX Corp.	1,920,800	174,313
United Rentals, Inc.[2]	520,800	120,779
Airbus SE, non-registered shares[1,2]	944,893	103,796
Middleby Corp.[2]	702,000	90,502
Lockheed Martin Corp.	243,441	86,417
Carrier Global Corp.	2,181,661	82,292
ITOCHU Corp.[1]	2,545,000	73,299
Dun & Bradstreet Holdings, Inc.[2]	2,885,458	71,848
Ryanair Holdings PLC (ADR)[2]	634,951	69,832
Ryanair Holdings PLC[1,2]	96,554	1,923
Komatsu Ltd.[1]	1,995,900	54,693
Honeywell International Inc.	251,344	53,461
Norfolk Southern Corp.	216,936	51,546
Southwest Airlines Co.	1,100,000	51,271
Equifax Inc.	247,800	47,786
Westinghouse Air Brake Technologies Corp.	641,700	46,972
ASGN Inc.[2]	560,000	46,777
HEICO Corp.	311,000	41,177
HEICO Corp., Class A	43,500	5,092
Boeing Company	215,302	46,088

American Funds Insurance Series	59

Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Armstrong World Industries, Inc.	616,904	$45,892
Emerson Electric Co.	508,000	40,828
BWX Technologies, Inc.	615,900	37,126
Safran SA1,2	259,640	36,822
Plug Power Inc.[2]	1,054,776	35,767
Parker-Hannifin Corp.	113,931	31,036
AMETEK, Inc.	253,600	30,670
Waste Connections, Inc.	290,200	29,766
FedEx Corp.	99,600	25,858
Caterpillar Inc.	111,500	20,295
Lennox International Inc.	55,533	15,214
Northrop Grumman Corp.	47,900	14,596
Generac Holdings Inc.[2]	31,762	7,223
		3,285,691

Financials 5.43%
Bank of America Corp.	14,780,700	448,003
First Republic Bank	1,800,955	264,614
Intercontinental Exchange, Inc.	1,735,900	200,132
Berkshire Hathaway Inc., Class B2	582,700	135,111
Berkshire Hathaway Inc., Class A2	57	19,825
SVB Financial Group[2]	349,456	135,529
BlackRock, Inc.	150,000	108,231
S&P Global Inc.	236,500	77,745
State Street Corp.	973,886	70,879
Marsh & McLennan Companies, Inc.	577,751	67,597
American International Group, Inc.	1,761,110	66,676
JPMorgan Chase & Co.	510,000	64,806
MSCI Inc.	117,900	52,646
London Stock Exchange Group PLC[1]	426,339	52,553
Arch Capital Group Ltd.[2]	1,326,267	47,838
Capital One Financial Corp.	390,000	38,551
Moody’s Corp.	102,277	29,685
CME Group Inc., Class A	134,493	24,484
Onex Corp.	425,000	24,393
KKR & Co. Inc.	600,300	24,306
Bank of New York Mellon Corp.	559,000	23,724
The Blackstone Group Inc., Class A	360,000	23,332
Aon PLC, Class A	110,000	23,240
East West Bancorp, Inc.	326,417	16,553
Everest Re Group, Ltd.	66,500	15,567
Ares Management Corp., Class A	310,500	14,609
Western Alliance Bancorporation	241,906	14,502
RenaissanceRe Holdings Ltd.	63,000	10,447
BNP Paribas SA1,2	180,106	9,500
PNC Financial Services Group, Inc.	56,934	8,483
		2,113,561

Consumer staples 3.22%
Kroger Co.	8,065,000	256,144
Philip Morris International Inc.	2,996,360	248,069
British American Tobacco PLC[1]	3,967,410	147,567
British American Tobacco PLC (ADR)	195,000	7,311
Costco Wholesale Corp.	403,332	151,967
Constellation Brands, Inc., Class A	617,500	135,263
Altria Group, Inc.	2,873,699	117,822
Molson Coors Beverage Company, Class B, restricted voting shares	1,104,700	49,921
Associated British Foods PLC[1,2]	1,515,607	46,958
Estée Lauder Companies Inc., Class A	146,800	39,077
Grocery Outlet Holding Corp.[2]	529,261	20,774

60	American Funds Insurance Series

Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Church & Dwight Co., Inc.	151,700	$13,233
Anheuser-Busch InBev SA/NV1	162,528	11,358
Monster Beverage Corp.[2]	73,900	6,834
		1,252,298

Materials 3.09%
Vale SA, ordinary nominative (ADR)	14,554,387	243,931
Wheaton Precious Metals Corp.	3,176,400	132,583
Franco-Nevada Corp.	937,000	117,484
LyondellBasell Industries NV	1,249,142	114,496
Grupo México, SAB de CV, Series B	25,084,100	106,037
Barrick Gold Corp.	4,058,000	92,441
CCL Industries Inc., Class B, nonvoting shares	1,615,000	73,321
Royal Gold, Inc.	517,000	54,988
Sherwin-Williams Company	71,200	52,326
Celanese Corp.	350,400	45,531
CF Industries Holdings, Inc.	979,000	37,897
Allegheny Technologies Inc.[2]	2,070,860	34,728
Shin-Etsu Chemical Co., Ltd.[1]	194,100	33,980
Linde PLC	120,000	31,621
PPG Industries, Inc.	149,623	21,579
Nucor Corp.	95,800	5,096
Dow Inc.	66,000	3,663
		1,201,702

Energy 1.66%
Halliburton Co.	13,300,000	251,370
Canadian Natural Resources, Ltd. (CAD denominated)	5,048,400	121,322
Canadian Natural Resources, Ltd.	105,100	2,527
Cenovus Energy Inc.	12,798,618	77,924
EOG Resources, Inc.	1,139,372	56,820
Suncor Energy Inc.	3,326,066	55,787
ConocoPhillips	527,835	21,108
Concho Resources Inc.	319,500	18,643
Cimarex Energy Co.	435,500	16,336
Equitrans Midstream Corp.	1,858,695	14,944
Schlumberger Ltd.	363,800	7,942
		644,723

Real estate 0.95%
Equinix, Inc. REIT	311,485	222,456
American Tower Corp. REIT	349,342	78,413
Park Hotels & Resorts Inc. REIT	2,181,898	37,420
Pebblebrook Hotel Trust REIT	1,660,276	31,213
		369,502

Utilities 0.55%
PG&E Corp.[2]	7,278,900	90,695
Edison International	751,381	47,202
Xcel Energy Inc.	680,000	45,336
Ørsted AS1	125,286	25,624
AES Corp.	312,000	7,332
		216,189

Total common stocks (cost: $16,215,513,000)		37,173,320

Preferred securities 0.12%
Information technology 0.12%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	654,840	44,452

Total preferred securities (cost: $27,479,000)		44,452

American Funds Insurance Series	61

Growth Fund

Convertible bonds & notes 0.07%	Principal amount (000)	Value (000)
Consumer staples 0.07%
JUUL Labs, Inc., convertible notes, 7.00% 2025 (100% PIK)[1,4,5,7]	$40,439	$29,464

Total convertible bonds & notes (cost: $40,250,000)		29,464

Short-term securities 4.19%	Shares
Money market investments 4.19%
Capital Group Central Cash Fund 0.12%[8,9]	16,235,284	1,623,691
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,10]	6,803,461	6,803

Total short-term securities (cost: $1,630,388,000)		1,630,494

Total investment securities 99.88% (cost: $17,913,630,000)		38,877,730
Other assets less liabilities 0.12%		46,314

Net assets 100.00%		$38,924,044

Investments in affiliates9

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 4.17%
Money market investments 4.17%
Capital Group Central Cash Fund 0.12%[8]	$1,102,492	$7,443,677	$6,923,077	$602	$(3)	$1,623,691	$6,391

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,408,205,000, which represented 6.19% of the net assets of the fund. This amount includes $2,319,288,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $7,302,000, which represented ..02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,350,000, which represented .05% of the net assets of the fund.

[7]

Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted. [8]Rate represents the seven-day yield at 12/31/2020.

[9]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$41,103	.10%
JUUL Labs, Inc., convertible notes, 7.00% 2025	2/3/2020-11/3/2020	40,250	29,464	.08
Grail, Inc.	4/17/2020	9,526	18,350	.05

Total private placement securities		$86,776	$88,917	.23%

Key To abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

See notes to financial statements.

62	American Funds Insurance Series

International Fund
Investment portfolio December 31, 2020

Common stocks 93.80%	Shares	Value (000)
Financials 17.06%
AIA Group Ltd.[1]	36,489,500	$449,466
HDFC Bank Ltd.[1,2]	17,086,200	336,563
HDFC Bank Ltd. (ADR)[2]	531,294	38,392
Kotak Mahindra Bank Ltd.[1,2]	10,657,149	291,651
Ping An Insurance (Group) Company of China, Ltd., Class H1	11,877,600	145,893
Ping An Insurance (Group) Company of China, Ltd., Class A1	962,202	12,803
Bank Rakyat Indonesia (Persero) Tbk PT1	214,873,000	63,782
Sberbank of Russia PJSC (ADR)[1]	4,253,000	61,311
XP Inc., Class A2	1,483,000	58,831
BNP Paribas SA1,2	847,058	44,677
B3 SA - Brasil, Bolsa, Balcao	3,338,300	39,834
Axis Bank Ltd.[1,2]	3,890,055	33,115
Aegon NV1	7,120,095	28,434
London Stock Exchange Group PLC[1]	217,000	26,748
Banco Santander, SA1,2	7,887,200	24,489
Lufax Holding Ltd. (ADR)[2,3]	1,676,700	23,809
PICC Property and Casualty Co. Ltd., Class H1	26,414,000	20,013
FinecoBank SpA[1,2]	1,211,135	19,765
Deutsche Bank AG1,2	1,715,430	18,676
Bajaj Finance Ltd.[1]	244,400	17,750
ING Groep NV1,2	1,486,000	14,077
IndusInd Bank Ltd.[1,2]	941,500	11,568
BOC Hong Kong (Holdings) Ltd.[1]	3,739,000	11,363
China Merchants Bank Co., Ltd., Class H1	1,254,500	7,967
The People’s Insurance Co. (Group) of China Ltd., Class H1	17,500,000	5,560
		1,806,537

Consumer discretionary 14.88%
MercadoLibre, Inc.[2]	190,800	319,632
Alibaba Group Holding Ltd.[1,2]	8,148,200	238,071
Alibaba Group Holding Ltd. (ADR)[2]	17,700	4,119
Sony Corp.[1]	1,610,700	161,946
Delivery Hero SE1,2	854,887	132,687
Galaxy Entertainment Group Ltd.[1]	9,203,000	71,582
Meituan, Class B1,2	1,755,447	67,139
B2W - Cia. Digital, ordinary nominative[2]	3,734,000	54,354
Fast Retailing Co., Ltd.[1]	58,900	52,854
adidas AG1,2	138,518	50,425
Evolution Gaming Group AB1	483,000	48,970
LVMH Moët Hennessy-Louis Vuitton SE1	72,223	45,127
Kering SA1	61,638	44,811
Maruti Suzuki India Ltd.[1]	422,000	44,280
Melco Resorts & Entertainment Ltd. (ADR)	2,334,881	43,312
Cie. Financière Richemont SA, Class A1	454,500	41,070
Prosus NV1	361,000	38,834
Naspers Ltd., Class N1	147,000	30,087
Flutter Entertainment PLC (GBP denominated)[1]	112,374	23,266
H & M Hennes & Mauritz AB, Class B1,2	768,000	16,042
EssilorLuxottica[1]	90,000	14,036
Just Eat Takeaway (GBP denominated)[1,2]	79,800	9,017
Astra International Tbk PT1	19,726,000	8,472
Pan Pacific International Holdings Corp.[1]	354,000	8,177
Bandai Namco Holdings Inc.[1]	86,442	7,482
		1,575,792

Health care 14.59%
Daiichi Sankyo Company, Ltd.[1]	6,480,000	222,137
Chugai Pharmaceutical Co., Ltd.[1]	3,896,700	208,040
WuXi Biologics (Cayman) Inc.[1,2]	13,919,700	185,411
Olympus Corp.[1]	4,813,000	105,357
Novartis AG1	1,008,000	95,206
Grifols, SA, Class A, non-registered shares[1,3]	2,691,000	78,559

American Funds Insurance Series	63

International Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Grifols, SA, Class B (ADR)	793,690	$14,636
Fresenius SE & Co. KGaA[1]	1,959,154	90,529
M3, Inc.[1]	882,000	83,426
Hikma Pharmaceuticals PLC[1]	2,371,000	81,673
Teva Pharmaceutical Industries Ltd. (ADR)[2]	7,216,598	69,640
Alcon Inc.[1,2]	872,151	58,225
Aier Eye Hospital Group Co., Ltd., Class A1	4,254,057	48,723
WuXi AppTec Co., Ltd., Class A1	2,102,800	43,412
WuXi AppTec Co., Ltd., Class H1	260,000	5,108
Notre Dame Intermédica Participações SA	3,111,000	46,921
Fresenius Medical Care AG & Co. KGaA[1]	325,140	27,120
HOYA Corp.[1]	189,100	26,139
Merck KGaA[1]	129,000	22,112
Takeda Pharmaceutical Company, Ltd.[1]	533,765	19,350
Yunnan Baiyao Group Co., Ltd., Class A1	790,600	13,767
NMC Health PLC[1,2,4]	449,500	6
		1,545,497

Industrials 11.54%
Airbus SE, non-registered shares[1,2]	2,732,749	300,191
Recruit Holdings Co., Ltd.[1]	3,195,109	134,014
Knorr-Bremse AG, non-registered shares[1]	847,671	115,475
Melrose Industries PLC[1,2]	45,834,933	111,783
Safran SA1,2	701,300	99,459
NIBE Industrier AB, Class B1	2,666,589	87,563
Ryanair Holdings PLC (ADR)[2]	591,300	65,031
Ryanair Holdings PLC[1,2]	348,056	6,933
MTU Aero Engines AG1	182,000	47,420
Airports of Thailand PCL, foreign registered[1]	21,472,000	44,267
Rheinmetall AG1	381,264	40,293
ASSA ABLOY AB, Class B1	1,510,047	37,142
International Container Terminal Services, Inc.[1]	12,890,350	33,159
CCR SA, ordinary nominative	9,410,222	24,403
Shanghai International Airport Co., Ltd., Class A1	2,032,685	23,527
Jardine Matheson Holdings Ltd.[1]	336,600	18,852
BAE Systems PLC[1]	2,510,000	16,788
Brenntag AG1	77,900	6,029
Rumo SA2	1,514,700	5,611
Alliance Global Group, Inc.[1]	20,000,000	4,417
		1,222,357

Information technology 8.15%
StoneCo Ltd., Class A2	1,215,600	102,013
PagSeguro Digital Ltd., Class A2	1,743,000	99,142
Nice Ltd. (ADR)[2]	263,000	74,571
Nomura Research Institute, Ltd.[1]	1,945,500	69,515
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,433,000	64,477
ASML Holding NV1	125,945	60,864
Samsung Electronics Co., Ltd.[1]	777,000	58,071
Atlassian Corp. PLC, Class A2	210,500	49,230
Keyence Corp.[1]	83,000	46,711
Delta Electronics, Inc.[1]	4,812,409	44,891
Silergy Corp.[1]	474,000	40,636
OBIC Co., Ltd.[1]	172,600	34,712
Oneconnect Financial Technology Co., Ltd. (ADR)[2]	1,716,000	33,822
Avast PLC[1]	4,289,000	31,550
STMicroelectronics NV1	631,500	23,397
Hexagon AB, Class B1	208,900	19,023
Xero Ltd.[1,2]	95,031	10,819
		863,444

64	American Funds Insurance Series

International Fund

Common stocks (continued)	Shares	Value (000)
Communication services 7.69%
SoftBank Group Corp.[1]	2,723,400	$213,285
Tencent Holdings Ltd.[1]	1,729,587	126,376
Z Holdings Corp.[1]	14,787,000	89,685
Square Enix Holdings Co., Ltd.[1]	1,251,900	75,968
SoftBank Corp.[1]	4,438,300	55,641
Sea Ltd., Class A (ADR)[2]	273,600	54,460
Nintendo Co., Ltd.[1]	82,500	52,651
Bharti Airtel Ltd.[1]	6,879,515	48,090
Altice Europe NV, Class A1,2	5,269,395	34,307
Altice Europe NV, Class B1,2	1,077,927	6,955
Bilibili Inc., Class Z (ADR)[2]	429,261	36,796
Scout24 AG1	154,000	12,616
América Móvil, SAB de CV, Series L (ADR)	409,657	5,957
América Móvil, SAB de CV, Series L	2,139,900	1,558
		814,345

Energy 6.24%
Reliance Industries Ltd.[1]	8,944,564	243,658
Reliance Industries Ltd., interim shares[1]	196,599	3,015
Neste Oyj[1]	1,676,225	121,090
Royal Dutch Shell PLC, Class B1	5,001,407	86,166
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	620,800	11,021
Canadian Natural Resources, Ltd. (CAD denominated)	2,290,400	55,042
Total SE1,3	1,147,298	49,492
BP PLC[1]	13,959,863	48,089
Cenovus Energy Inc.	6,343,100	38,620
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	426,000	4,784
		660,977

Materials 5.26%
Vale SA, ordinary nominative (ADR)	15,872,642	266,026
Vale SA, ordinary nominative	608,881	10,251
First Quantum Minerals Ltd.	5,508,100	98,877
Shin-Etsu Chemical Co., Ltd.[1]	321,400	56,265
Linde PLC (EUR denominated)[1]	207,300	53,837
BHP Group PLC[1]	976,400	25,732
Akzo Nobel NV1	118,578	12,737
BASF SE1	151,600	11,971
CRH PLC[1]	250,861	10,604
Koninklijke DSM NV1	61,300	10,560
		556,860

Consumer staples 4.32%
Nestlé SA1	970,200	114,221
Pernod Ricard SA1	294,714	56,493
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	8,254,713	56,087
Imperial Brands PLC[1]	2,046,000	42,989
Kweichow Moutai Co., Ltd., Class A1	134,543	41,115
British American Tobacco PLC[1]	951,000	35,372
Kirin Holdings Company, Ltd.[1,3]	1,365,800	32,247
Treasury Wine Estates Ltd.[1]	3,771,435	27,358
Heineken NV1	135,200	15,077
Chocoladefabriken Lindt & Sprüngli AG1	107	10,693
Shiseido Company, Ltd.[1]	152,000	10,544
JBS SA, ordinary nominative	1,811,000	8,249
Dabur India Ltd.[1]	980,000	7,170
		457,615

American Funds Insurance Series	65

International Fund

Common stocks (continued)	Shares		Value (000)
Utilities 3.28%
ENN Energy Holdings Ltd.[1]		13,250,000	$194,483
China Gas Holdings Ltd.[1]		24,134,000	96,227
E.ON SE1		5,147,000	57,003
			347,713

Real estate 0.79%
Ayala Land, Inc.[1]		54,527,900	46,441
China Overseas Land & Investment Ltd.[1]		13,502,000	29,371
CK Asset Holdings Ltd.[1]		1,442,000	7,417
			83,229

Total common stocks (cost: $6,233,438,000)			9,934,366

Preferred securities 1.19%
Energy 0.66%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)		6,336,898	70,086

Health care 0.53%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]		3,026,230	56,376

Total preferred securities (cost: $104,416,000)			126,462

Rights & warrants 0.40%
Health care 0.40%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]		1,448,500	16,590
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]		578,554	6,527
WuXi AppTec Co., Ltd., Class A, warrants, expire 2021[1,5]		896,000	18,498
			41,615

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]		909,000	236

Total rights & warrants (cost: $21,623,000)			41,851

Convertible bonds & notes 0.01%	Principal amount (000)
Health care 0.01%
NMC Health Jersey Ltd., convertible notes, 1.875% 2025[6]		$28,000	1,260

Total convertible bonds & notes (cost: $5,855,000)			1,260

Bonds, notes & other debt instruments 0.17%
Bonds & notes of governments & government agencies outside the U.S. 0.11%
United Mexican States, Series M, 8.00% 2023	MXN	203,000	11,204

Corporate bonds, notes & loans 0.06%
Materials 0.06%
Vale Overseas Ltd. 3.75% 2030		$5,936	6,610

Total bonds, notes & other debt instruments (cost: $15,915,000)			17,814

66	American Funds Insurance Series

International Fund

Short-term securities 5.08%	Shares	Value (000)
Money market investments 5.08%
Capital Group Central Cash Fund 0.12%[7,8]	5,237,912	$523,844
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	13,975,150	13,975

Total short-term securities (cost: $537,755,000)		537,819

Total investment securities 100.65% (cost: $6,919,002,000)		10,659,572
Other assets less liabilities (0.65)%		(68,714)

Net assets 100.00%		$10,590,858

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
GBP18,500	USD24,992	Citibank	1/11/2021	$309
USD24,907	GBP18,500	Citibank	1/11/2021	(395)

				$(86)

Investments in affiliates8

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 4.95%
Money market investments 4.95%
Capital Group Central Cash Fund 0.12%[7]	$544,457	$2,134,592	$2,155,054	$36	$(187)	$523,844	$3,029

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,284,434,000, which represented 78.22% of the net assets of the fund. This amount includes $8,284,428,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $83,899,000, which represented ..79% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $41,615,000, which represented .39% of the net assets of the fund.

[6]	Scheduled interest and/or principal payment was not received.
[7]	Rate represents the seven-day yield at 12/31/2020.
[8]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

MXN = Mexican pesos

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	67

New World Fund

Investment portfolio December 31, 2020

Common stocks 89.66%	Shares	Value (000)
Information technology 18.98%
Microsoft Corp.	410,007	$91,194
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,960,000	74,375
PagSeguro Digital Ltd., Class A2	1,145,350	65,147
StoneCo Ltd., Class A2	712,435	59,788
Mastercard Inc., Class A	146,107	52,151
PayPal Holdings, Inc.[2]	204,345	47,858
Keyence Corp.[1]	68,700	38,663
Broadcom Inc.	86,409	37,834
Adobe Inc.[2]	67,840	33,928
ASML Holding NV1	62,856	30,376
Cree, Inc.[2]	253,513	26,847
Silergy Corp.[1]	307,000	26,319
Samsung Electronics Co., Ltd.[1]	308,854	23,083
EPAM Systems, Inc.[2]	52,701	18,885
Kingdee International Software Group Co. Ltd.[1]	3,135,000	12,866
Accenture PLC, Class A	43,462	11,353
Apple Inc.	82,604	10,961
Visa Inc., Class A	45,355	9,920
Trimble Inc.[2]	143,946	9,611
Hexagon AB, Class B1	91,408	8,324
Oneconnect Financial Technology Co., Ltd. (ADR)[2]	417,419	8,227
Tokyo Electron Ltd.[1]	18,600	6,937
MediaTek Inc.[1]	259,000	6,917
Edenred SA1	112,405	6,378
Advanced Micro Devices, Inc.[2]	67,034	6,148
FleetCor Technologies, Inc.[2]	20,916	5,706
Network International Holdings PLC[1,2]	1,260,807	5,630
Inphi Corp.[2]	32,349	5,191
Atlassian Corp. PLC, Class A2	20,258	4,738
Chindata Group Holdings Ltd., Class A (ADR)[2]	172,368	4,130
Halma PLC[1]	121,095	4,057
Autodesk, Inc.[2]	12,375	3,779
NetEase, Inc.[1]	194,400	3,720
Logitech International SA1	37,097	3,598
Nokia Corp.[1,2]	802,140	3,059
Micron Technology, Inc.[2]	39,018	2,933
Cognizant Technology Solutions Corp., Class A	35,343	2,896
ON Semiconductor Corp.[2]	82,489	2,700
GDS Holdings Ltd., Class A1,2	230,900	2,691
Nice Ltd. (ADR)[2]	9,355	2,652
Aspen Technology, Inc.[2]	19,209	2,502
Elastic NV, non-registered shares[2]	15,997	2,338
Globant SA2	10,638	2,315
Amphenol Corp., Class A	16,828	2,201
Hamamatsu Photonics KK1	30,700	1,758
SAP SE1	12,349	1,623
TravelSky Technology Ltd., Class H1	664,000	1,602
KLA Corp.	5,692	1,474
Hangzhou Hikvision Digital Technology Co., Ltd., Class A1	193,443	1,438
Intel Corp.	28,781	1,434
CMC Materials, Inc.	8,338	1,261
VeriSign, Inc.[2]	5,316	1,150
Amadeus IT Group SA, Class A, non-registered shares[1]	14,929	1,081
Vontier Corp.[2]	31,087	1,038
Coforge Ltd.[1]	20,580	765
		805,550

Consumer discretionary 14.40%
MercadoLibre, Inc.[2]	53,020	88,820
Alibaba Group Holding Ltd.[1,2]	2,075,204	60,633
LVMH Moët Hennessy-Louis Vuitton SE1	57,683	36,042
Delivery Hero SE1,2	228,670	35,492

68	American Funds Insurance Series

New World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Naspers Ltd., Class N1	129,169	$26,437
General Motors Company	531,686	22,139
Galaxy Entertainment Group Ltd.[1]	2,777,000	21,600
Hermès International[1]	19,805	21,297
Meituan, Class B1,2	523,802	20,034
Kering SA1	26,627	19,358
XPeng Inc., Class A (ADR)[2,3]	434,541	18,611
EssilorLuxottica[1]	106,218	16,565
Evolution Gaming Group AB1	158,058	16,025
JD Health International Inc.[1,2]	710,150	13,741
adidas AG1,2	32,858	11,961
Cie. Financière Richemont SA, Class A1	115,827	10,466
Sony Corp.[1]	103,800	10,436
NIKE, Inc., Class B	71,017	10,047
Booking Holdings Inc.[2]	4,420	9,845
Gree Electric Appliances, Inc. of Zhuhai, Class A1	895,846	8,504
Li Ning Co. Ltd.[1]	1,231,501	8,484
Pop Mart International Group Ltd.[1,2]	778,200	8,166
Melco Resorts & Entertainment Ltd. (ADR)	411,713	7,637
IDP Education Ltd.[1]	418,781	6,415
Jumbo SA1	362,261	6,308
Astra International Tbk PT1	14,461,800	6,211
YUM! Brands, Inc.	52,525	5,702
Wyndham Hotels & Resorts, Inc.	95,196	5,659
Marriott International, Inc., Class A	42,036	5,545
JD.com, Inc., Class A1,2	120,550	5,309
Zhongsheng Group Holdings Ltd.[1]	683,500	4,873
Midea Group Co., Ltd., Class A1	307,835	4,642
Fast Retailing Co., Ltd.[1]	4,900	4,397
Suzuki Motor Corp.[1]	86,400	4,011
Wynn Macau, Ltd.[1,2]	2,336,800	3,929
Ferrari NV1	14,576	3,371
China MeiDong Auto Holdings Ltd.[1]	816,000	3,318
Prosus NV1	30,717	3,304
Industria de Diseño Textil, SA1	101,889	3,244
Samsonite International SA1,2	1,787,100	3,175
Allegro.eu1,2	136,887	3,111
Maruti Suzuki India Ltd.[1]	28,401	2,980
Domino’s Pizza, Inc.	7,473	2,866
Flutter Entertainment PLC (GBP denominated)[1]	12,491	2,586
Hyundai Motor Co.[1]	12,662	2,246
Shangri-La Asia Ltd.[1,2]	2,212,000	1,973
Aptiv PLC	14,036	1,829
InterContinental Hotels Group PLC[1,2]	26,077	1,694
Airbnb, Inc., Class A2	10,563	1,551
Lojas Americanas SA, ordinary nominative	384,328	1,513
Entain PLC[1,2]	94,780	1,471
Peugeot SA1,2	39,005	1,068
Vivo Energy PLC[1]	919,486	1,063
Dada Nexus Ltd. (ADR)[2,3]	25,200	920
Levi Strauss & Co., Class A	45,515	914
Wynn Resorts, Ltd.	7,397	835
Bayerische Motoren Werke AG1	6,118	540
		610,913

Health care 12.35%
Zai Lab Ltd. (ADR)[2]	384,191	51,996
Thermo Fisher Scientific Inc.	83,711	38,991
WuXi Biologics (Cayman) Inc.[1,2]	2,647,600	35,266
Carl Zeiss Meditec AG, non-registered shares[1]	205,241	27,310
WuXi AppTec Co., Ltd., Class A1	871,716	17,996
WuXi AppTec Co., Ltd., Class H1	459,100	9,020

American Funds Insurance Series	69

New World Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
AstraZeneca PLC[1]	232,864	$23,265
Notre Dame Intermédica Participações SA	1,465,403	22,102
Abbott Laboratories	200,515	21,954
BioMarin Pharmaceutical Inc.[2]	179,080	15,704
PerkinElmer, Inc.	107,200	15,383
Asahi Intecc Co., Ltd.[1]	412,600	15,062
bioMérieux SA1	95,915	13,526
Jiangsu Hengrui Medicine Co., Ltd., Class A1	779,198	13,311
BeiGene, Ltd. (ADR)[2]	46,796	12,091
BeiGene, Ltd.[1,2]	54,000	1,086
CSL Ltd.[1]	57,968	12,666
Pharmaron Beijing Co., Ltd., Class H1	431,200	7,308
Pharmaron Beijing Co., Ltd., Class A1	265,800	4,894
Aier Eye Hospital Group Co., Ltd., Class A1	1,033,827	11,841
Yunnan Baiyao Group Co., Ltd., Class A1	679,100	11,826
Koninklijke Philips NV (EUR denominated)[1,2]	205,320	10,988
Shionogi & Co., Ltd.[1]	179,300	9,801
Olympus Corp.[1]	440,900	9,651
Novo Nordisk A/S, Class B1	111,509	7,800
Hypera SA, ordinary nominative	1,156,915	7,629
Hugel, Inc.[1,2]	43,840	7,585
CanSino Biologics Inc., Class H1,2	323,600	7,406
Straumann Holding AG1	6,192	7,211
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	346,233	6,802
Pfizer Inc.	171,061	6,297
Hangzhou Tigermed Consulting Co., Ltd., Class A1	227,271	5,632
Teva Pharmaceutical Industries Ltd. (ADR)[2]	573,624	5,536
Novartis AG1	55,224	5,216
Zoetis Inc., Class A	31,037	5,137
Alibaba Health Information Technology Ltd.[1,2]	1,650,600	4,898
Hikma Pharmaceuticals PLC[1]	135,368	4,663
Medtronic PLC	39,620	4,641
Danaher Corp.	20,736	4,606
HOYA Corp.[1]	27,600	3,815
Baxter International Inc.	47,480	3,810
Alcon Inc.[1,2]	55,002	3,672
Grifols, SA, Class A, non-registered shares[1]	84,195	2,458
Grifols, SA, Class B (ADR)	30,657	565
Mettler-Toledo International Inc.[2]	1,661	1,893
Lupin Ltd.[1]	140,828	1,885
OdontoPrev SA, ordinary nominative	554,693	1,554
Viatris Inc.[2]	21,294	399
NMC Health PLC[1,2,4]	49,400	1
		524,149

Financials 11.00%
Kotak Mahindra Bank Ltd.[1,2]	2,768,189	75,756
AIA Group Ltd.[1]	4,488,200	55,284
HDFC Bank Ltd.[1,2]	2,384,834	46,976
HDFC Bank Ltd. (ADR)[2]	76,097	5,499
B3 SA - Brasil, Bolsa, Balcao	2,627,316	31,351
Société Générale[1,2]	1,218,593	25,386
XP Inc., Class A2	480,952	19,079
Bajaj Finance Ltd.[1]	261,996	19,028
Capitec Bank Holdings Ltd.[1,2]	185,645	18,091
Sberbank of Russia PJSC (ADR)[1]	1,012,500	14,596
Sberbank of Russia PJSC (ADR)	226,687	3,287
Ping An Insurance (Group) Company of China, Ltd., Class H1	1,371,300	16,844
Ping An Insurance (Group) Company of China, Ltd., Class A1	36,100	480
UniCredit SpA[1,2]	1,762,672	16,312
HDFC Life Insurance Company Ltd.[1,2]	1,109,818	10,295
ICICI Bank Ltd. (ADR)[2]	495,101	7,357

70	American Funds Insurance Series

New World Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ICICI Bank Ltd.[1,2]	384,782	$2,825
Moody’s Corp.	31,860	9,247
Banco Bilbao Vizcaya Argentaria, SA1	1,830,437	8,973
Hong Kong Exchanges and Clearing Ltd.[1]	153,700	8,454
S&P Global Inc.	22,691	7,459
Discovery Ltd.[1]	565,192	5,849
Bajaj Finserv Ltd.[1]	45,189	5,518
Fairfax Financial Holdings Ltd., subordinate voting shares	15,658	5,337
TCS Group Holding PLC (GDR)[1,5]	140,222	4,584
TCS Group Holding PLC (GDR)[1]	1,553	51
Bank Central Asia Tbk PT1	1,879,300	4,528
Lufax Holding Ltd. (ADR)[2]	291,670	4,142
China Merchants Bank Co., Ltd., Class H1	605,500	3,845
UBS Group AG1	225,557	3,155
AU Small Finance Bank Ltd.[1,2]	259,859	3,050
Moscow Exchange MICEX-RTS PJSC[1]	1,404,664	3,031
Eurobank Ergasias Services and Holdings SA1,2	4,206,715	2,978
PICC Property and Casualty Co. Ltd., Class H1	3,623,000	2,745
Alpha Bank SA1,2	2,100,154	2,453
Chubb Ltd.	15,529	2,390
The People’s Insurance Co. (Group) of China Ltd., Class H1	6,833,000	2,171
Axis Bank Ltd.[1,2]	219,958	1,872
BB Seguridade Participações SA	273,314	1,559
Bank of the Philippine Islands[1]	839,100	1,424
Kasikornbank PCL, foreign registered[1]	345,200	1,318
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B2	1,278,484	1,305
Credicorp Ltd.	4,951	812
		466,696

Communication services 8.28%
Tencent Holdings Ltd.[1]	1,058,700	77,356
Sea Ltd., Class A (ADR)[2]	259,149	51,584
Facebook, Inc., Class A2	183,040	49,999
Alphabet Inc., Class C2	22,802	39,946
Alphabet Inc., Class A2	3,487	6,112
Netflix, Inc.[2]	48,388	26,165
Yandex NV, Class A2	283,230	19,707
América Móvil, SAB de CV, Series L (ADR)	1,066,269	15,504
Electronic Arts Inc.	92,639	13,303
Activision Blizzard, Inc.	126,033	11,702
Bharti Airtel Ltd.[1]	892,598	6,239
Indus Towers Ltd.[1]	1,872,343	5,909
Vodafone Group PLC[1]	3,261,452	5,367
JOYY Inc., Class A (ADR)	53,334	4,266
Bilibili Inc., Class Z (ADR)[2]	47,070	4,035
MTN Group Ltd.[1]	943,276	3,868
China Tower Corp. Ltd., Class H1	23,738,000	3,494
SoftBank Group Corp.[1]	39,400	3,086
Informa PLC[1]	186,868	1,404
JCDecaux SA1,2	48,473	1,107
Telkom Indonesia (Persero) Tbk PT, Class B1	4,360,300	1,029
		351,182

Materials 5.95%
Vale SA, ordinary nominative	1,721,168	28,977
Vale SA, ordinary nominative (ADR)	1,497,718	25,102
First Quantum Minerals Ltd.	1,278,353	22,948
Sika AG1	70,329	19,200
Asian Paints Ltd.[1]	499,171	18,927
Freeport-McMoRan Inc.	394,687	10,270
Shin-Etsu Chemical Co., Ltd.[1]	56,900	9,961

American Funds Insurance Series	71

New World Fund

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Rio Tinto PLC[1]	106,811	$7,992
Linde PLC	29,913	7,882
LANXESS AG1	98,732	7,571
Koninklijke DSM NV1	39,449	6,796
Givaudan SA1	1,578	6,647
AngloGold Ashanti Ltd. (ADR)	210,144	4,753
AngloGold Ashanti Ltd.[1]	70,895	1,621
Gerdau SA (ADR)	1,298,914	6,066
Shree Cement Ltd.[1]	18,011	5,933
Arkema SA1	44,846	5,126
BHP Group PLC[1]	192,429	5,071
CCL Industries Inc., Class B, nonvoting shares	93,655	4,252
Umicore SA1	87,348	4,196
Air Liquide SA, non-registered shares[1]	25,294	4,151
Akzo Nobel NV1	36,592	3,931
Loma Negra Compania Industrial Argentina SA (ADR)	599,550	3,687
BASF SE1	45,331	3,580
Alrosa PJSC[1]	2,643,724	3,515
Barrick Gold Corp.	142,586	3,248
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	546,193	3,242
Chr. Hansen Holding A/S1,2	27,666	2,847
SIG Combibloc Group AG1	122,353	2,834
Huntsman Corp.	103,725	2,608
Turquoise Hill Resources Ltd.[2]	156,812	1,948
Turquoise Hill Resources Ltd. (CAD denominated)[2]	49,730	618
Amcor PLC (CDI)[1]	162,847	1,934
Celanese Corp.	14,743	1,916
Dow Inc.	32,269	1,791
Asahi Kasei Corp.[1]	130,400	1,341
		252,482

Industrials 5.91%
Shanghai International Airport Co., Ltd., Class A1	2,560,277	29,634
Airbus SE, non-registered shares[1,2]	244,231	26,829
Safran SA1,2	162,243	23,009
CCR SA, ordinary nominative	8,621,584	22,358
Wizz Air Holdings PLC[1,2]	220,032	13,742
IMCD NV1	99,924	12,696
International Container Terminal Services, Inc.[1]	4,297,260	11,054
DSV Panalpina A/S1	64,161	10,738
SMC Corp.[1]	16,500	10,077
Rumo SA2	2,191,897	8,119
Nidec Corp.[1]	56,800	7,157
TransDigm Group Inc.[2]	11,118	6,880
Ryanair Holdings PLC (ADR)[2]	52,278	5,750
Fortive Corp.	76,735	5,434
Daikin Industries, Ltd.[1]	23,300	5,189
Han’s Laser Technology Industry Group Co., Ltd., Class A1	771,125	5,053
Airports of Thailand PCL, foreign registered[1]	2,363,200	4,872
Spirax-Sarco Engineering PLC[1]	28,754	4,444
Centre Testing International Group Co., Ltd.[1]	1,056,096	4,427
Copa Holdings, SA, Class A	48,964	3,782
Jardine Matheson Holdings Ltd.[1]	59,000	3,305
Guangzhou Baiyun International Airport Co. Ltd., Class A1	1,501,303	3,245
Epiroc AB, Class B1	178,529	3,025
A-Living Smart City Services Co., Ltd., Class H1	659,500	2,938
Boeing Company	11,550	2,472
ABB Ltd.[1]	83,200	2,327
Komatsu Ltd.[1]	81,500	2,233
Experian PLC[1]	56,793	2,164
Air Lease Corp., Class A	43,452	1,930
Hefei Meyer Optoelectronic Technology Inc., Class A1	254,600	1,728

72	American Funds Insurance Series

New World Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Atlas Copco AB, Class B1	37,156	$1,669
Havells India Ltd.[1]	126,664	1,589
Carrier Global Corp.	23,873	901
		250,770

Consumer staples 5.71%
Kweichow Moutai Co., Ltd., Class A1	253,607	77,500
Nestlé SA1	162,495	19,130
Foshan Haitian Flavouring and Food Co. Ltd., Class A1	597,861	18,388
Nongfu Spring Co., Ltd., Class H1,2,3	2,018,605	14,354
Anheuser-Busch InBev SA/NV1	176,745	12,351
Carlsberg A/S, Class B1	55,396	8,881
Raia Drogasil SA, ordinary nominative	1,594,597	7,687
Pernod Ricard SA1	39,282	7,530
Avenue Supermarts Ltd.[1,2]	142,505	5,389
Mondelez International, Inc.	85,994	5,028
Reckitt Benckiser Group PLC[1]	53,352	4,772
Fomento Económico Mexicano, SAB de CV	618,449	4,672
Unilever PLC[1]	76,805	4,623
British American Tobacco PLC[1]	117,770	4,380
United Spirits Ltd.[1,2]	535,599	4,246
Wal-Mart de México, SAB de CV, Series V	1,351,284	3,801
Shiseido Company, Ltd.[1]	50,800	3,524
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	513,300	3,488
ITC Ltd.[1]	1,169,574	3,350
Heineken NV1	27,072	3,019
Kimberly-Clark de México, SAB de CV, Class A	1,647,040	2,813
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd., Class A1	266,585	2,725
Constellation Brands, Inc., Class A	11,586	2,538
Uni-Charm Corp.[1]	52,100	2,472
L’Oréal SA, non-registered shares[1]	6,491	2,466
Kirin Holdings Company, Ltd.[1]	89,700	2,118
Herbalife Nutrition Ltd.[2]	41,972	2,017
Japan Tobacco Inc.[1,3]	97,300	1,983
Colgate-Palmolive Company	18,811	1,609
Danone SA1	21,048	1,383
McCormick & Co., Inc., nonvoting shares	13,126	1,255
JBS SA, ordinary nominative	259,002	1,180
Chengdu Hongqi Chain Co., Ltd.[1]	1,109,901	1,124
Diageo PLC[1]	11,617	459
		242,255

Energy 3.77%
Reliance Industries Ltd.[1]	2,911,135	79,302
Reliance Industries Ltd., interim shares[1]	152,741	2,343
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	3,866,812	43,424
Royal Dutch Shell PLC, Class B1	446,106	7,686
Rosneft Oil Company PJSC (GDR)[1]	1,301,724	7,340
New Fortress Energy Inc., Class A	96,956	5,196
Gazprom PJSC (ADR)[1]	780,774	4,341
Schlumberger Ltd.	172,397	3,763
Total SE1,3	74,483	3,213
Chevron Corp.	31,798	2,685
United Tractors Tbk PT1	326,800	620
		159,913

Real estate 1.68%
American Tower Corp. REIT	45,257	10,158
Shimao Services Holdings Ltd.[1,2]	6,203,187	9,570
ESR Cayman Ltd.[1,2]	2,262,400	8,131
CK Asset Holdings Ltd.[1]	1,249,500	6,427
BR Malls Participacoes SA, ordinary nominative[2]	3,304,622	6,298

American Funds Insurance Series	73

New World Fund

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Ayala Land, Inc.[1]	6,681,900	$5,691
KE Holdings Inc., Class A (ADR)[2]	87,058	5,358
CIFI Holdings (Group) Co. Ltd.[1]	5,873,674	4,981
Embassy Office Parks REIT[1]	939,200	4,435
Shimao Group Holdings Ltd.[1]	1,282,000	4,099
China Overseas Land & Investment Ltd.[1]	1,464,500	3,186
Longfor Group Holdings Ltd.[1]	495,000	2,907
		71,241

Utilities 1.63%
ENN Energy Holdings Ltd.[1]	1,619,800	23,776
China Gas Holdings Ltd.[1]	5,533,000	22,061
AES Corp.	345,838	8,127
China Resources Gas Group Ltd.[1]	1,092,000	5,808
Enel SpA[1]	515,991	5,211
Engie SA1,2	275,227	4,214
		69,197

Total common stocks (cost: $2,195,857,000)		3,804,348

Preferred securities 1.14%
Industrials 0.31%
Azul SA, preferred nominative (ADR)[2,3]	357,605	8,161
GOL Linhas Aéreas Inteligentes SA, preferred nominative[2]	847,943	4,071
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)[2]	72,525	712
		12,944

Materials 0.29%
Gerdau SA, preferred nominative	2,652,635	12,487

Consumer discretionary 0.22%
Volkswagen AG, nonvoting preferred shares[1]	35,834	6,676
Lojas Americanas SA, preferred nominative	489,555	2,478
		9,154

Health care 0.10%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	235,609	4,389

Consumer staples 0.07%
Henkel AG & Co. KGaA, nonvoting preferred shares[1]	27,859	3,139

Information technology 0.07%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	44,182	2,999

Energy 0.05%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	101,360	1,121
Petróleo Brasileiro SA (Petrobras), preferred nominative	182,615	997
		2,118

Financials 0.03%
Itaúsa SA, preferred nominative	525,633	1,187

Real estate 0.00%
Ayala Land, Inc., preferred shares[1,2,4]	15,000,000	—	[6]

Total preferred securities (cost: $30,866,000)		48,417

74	American Funds Insurance Series

New World Fund

Rights & warrants 0.27%	Shares	Value (000)
Consumer staples 0.25%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[1,5]	336,160	$10,339

Health care 0.02%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]	54,200	621
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]	21,625	244
		865

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	144,354	37

Total rights & warrants (cost: $3,236,000)		11,241

Convertible bonds & notes 0.00%	Principal amount (000)
Health care 0.00%
BioMarin Pharmaceutical Inc., convertible bonds, 1.25% 2027[5]		$114	120

Total convertible bonds & notes (cost: $121,000)			120

Bonds, notes & other debt instruments 2.83%
Bonds & notes of governments & government agencies outside the U.S. 2.47%
Abu Dhabi (Emirate of) 2.50% 2029[5]		1,900	2,055
Abu Dhabi (Emirate of) 1.70% 2031[5]		455	456
Angola (Republic of) 9.50% 2025		800	833
Angola (Republic of) 8.25% 2028		200	192
Angola (Republic of) 8.00% 2029[5]		2,800	2,639
Angola (Republic of) 8.00% 2029		200	189
Argentine Republic 1.00% 2029		384	167
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[7]		757	308
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[7]		4,190	1,538
Argentine Republic 0.125% 2038 (2.00% on 7/9/2021)[7]		1,318	541
Argentine Republic 0.125% 2041 (2.50% on 7/9/2021)[7]		5,900	2,239
Armenia (Republic of) 7.15% 2025		490	566
Bahrain (Kingdom of) 6.75% 2029[5]		500	576
Belarus (Republic of) 6.875% 2023		1,775	1,860
Belarus (Republic of) 5.875% 2026		230	237
Belarus (Republic of) 7.625% 2027		335	370
Buenos Aires (City of) 8.95% 2021		359	359
Cameroon (Republic of) 9.50% 2025		805	899
Colombia (Republic of) 4.50% 2026		1,250	1,419
Colombia (Republic of) 7.375% 2037		600	878
Colombia (Republic of) 4.125% 2051		350	390
Costa Rica (Republic of) 4.375% 2025		234	219
Costa Rica (Republic of) 6.125% 2031[5]		1,250	1,170
Costa Rica (Republic of) 6.125% 2031		818	766
Costa Rica (Republic of) 7.158% 2045		498	464
Cote d’Ivoire (Republic of) 4.875% 2032		€150	189
Dominican Republic 9.75% 2026	DOP	18,150	336
Dominican Republic 8.625% 2027[5]		$575	733
Dominican Republic 11.375% 2029	DOP	12,800	265
Dominican Republic 7.45% 2044[5]		$1,125	1,458
Dominican Republic 7.45% 2044		1,100	1,426
Dominican Republic 6.85% 2045		100	122
Dominican Republic 5.875% 2060[5]		280	309
Egypt (Arab Republic of) 5.75% 2024[5]		450	483
Egypt (Arab Republic of) 5.625% 2030		€260	333
Egypt (Arab Republic of) 7.625% 2032[5]		$1,140	1,294
Egypt (Arab Republic of) 8.50% 2047		1,200	1,364
Egypt (Arab Republic of) 8.15% 2059[5]		900	993

American Funds Insurance Series	75

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 2024		$1,230	$1,255
Export-Import Bank of India 3.25% 2030		1,180	1,265
Gabonese Republic 6.375% 2024		2,480	2,589
Guatemala (Republic of) 4.375% 2027		600	668
Honduras (Republic of) 6.25% 2027		1,750	2,032
Honduras (Republic of) 5.625% 2030[5]		200	230
Indonesia (Republic of) 6.625% 2037		700	999
Indonesia (Republic of) 5.25% 2042		840	1,091
Iraq (Republic of) 6.752% 2023		960	941
Jordan (Hashemite Kingdom of) 4.95% 2025[5]		600	639
Jordan (Hashemite Kingdom of) 5.75% 2027[5]		1,530	1,691
Jordan (Hashemite Kingdom of) 5.75% 2027		200	221
Kazakhstan (Republic of) 5.125% 2025[5]		900	1,066
Kazakhstan (Republic of) 6.50% 2045[5]		800	1,294
Kenya (Republic of) 6.875% 2024[5]		900	988
Kenya (Republic of) 8.25% 2048[5]		2,200	2,526
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR	430	114
Malaysia (Federation of), Series 0418, 4.893% 2038		1,150	338
Pakistan (Islamic Republic of) 8.25% 2024		$500	547
Pakistan (Islamic Republic of) 8.25% 2025[5]		410	453
Pakistan (Islamic Republic of) 6.875% 2027[5]		1,250	1,309
Pakistan (Islamic Republic of) 7.875% 2036		400	415
Panama (Republic of) 3.75% 2026[5]		1,380	1,513
Panama (Republic of) 4.50% 2047		1,155	1,489
Panama (Republic of) 4.50% 2050		400	516
Panama (Republic of) 4.30% 2053		400	510
Paraguay (Republic of) 5.00% 2026[5]		500	588
Paraguay (Republic of) 5.00% 2026		210	247
Paraguay (Republic of) 4.70% 2027[5]		800	938
Paraguay (Republic of) 4.70% 2027		500	586
Paraguay (Republic of) 4.95% 2031		320	388
Peru (Republic of) 6.55% 2037		1,070	1,628
Peru (Republic of) 2.78% 2060		840	849
PETRONAS Capital Ltd. 3.50% 2030[5]		200	230
PETRONAS Capital Ltd. 4.55% 2050[5]		400	536
Philippines (Republic of) 6.375% 2034		820	1,206
Philippines (Republic of) 2.95% 2045		1,220	1,291
PT Indonesia Asahan Aluminium Tbk 6.757% 2048		200	274
Qatar (State of) 4.50% 2028[5]		3,000	3,640
Qatar (State of) 4.50% 2028		1,000	1,213
Romania 2.00% 2032		€1,510	1,940
Romania 5.125% 2048[5]		$1,700	2,180
Russian Federation 4.375% 2029[5]		1,000	1,169
Russian Federation 5.10% 2035		1,200	1,520
Russian Federation 5.25% 2047		1,400	1,943
Senegal (Republic of) 4.75% 2028		€1,100	1,436
Serbia (Republic of) 3.125% 2027		1,020	1,403
South Africa (Republic of) 5.875% 2030		$2,110	2,396
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		250	196
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022		1,000	697
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		410	247
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		700	426
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		1,610	934
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		800	462
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[5]		500	289
Tunisia (Republic of) 6.75% 2023		€110	129
Tunisia (Republic of) 5.625% 2024		710	805
Tunisia (Republic of) 5.75% 2025		$875	801
Turkey (Republic of) 6.375% 2025		475	514
Turkey (Republic of) 11.875% 2030		600	877
Turkey (Republic of) 4.875% 2043		1,295	1,137

76	American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Turkey (Republic of) 5.75% 2047	$2,205	$2,106
Ukraine 7.75% 2027	2,328	2,648
Ukraine 9.75% 2028	700	863
Ukraine 7.375% 2032	2,180	2,402
United Mexican States 3.90% 2025	320	360
United Mexican States 4.50% 2029	1,070	1,258
United Mexican States 4.75% 2032	870	1,049
United Mexican States 4.75% 2044	1,090	1,300
Venezuela (Bolivarian Republic of) 7.00% 2018[8]	64	6
Venezuela (Bolivarian Republic of) 7.75% 2019[8]	1,149	111
Venezuela (Bolivarian Republic of) 6.00% 2020[8]	950	92
Venezuela (Bolivarian Republic of) 12.75% 2022[8]	85	8
Venezuela (Bolivarian Republic of) 9.00% 2023[8]	1,383	134
Venezuela (Bolivarian Republic of) 8.25% 2024[8]	299	29
Venezuela (Bolivarian Republic of) 7.65% 2025[8]	129	13
Venezuela (Bolivarian Republic of) 11.75% 2026[8]	64	6
Venezuela (Bolivarian Republic of) 9.25% 2027[8]	170	17
Venezuela (Bolivarian Republic of) 9.25% 2028[8]	319	31
Venezuela (Bolivarian Republic of) 11.95% 2031[8]	106	10
Venezuela (Bolivarian Republic of) 7.00% 2038[8]	107	10
		104,902

Corporate bonds, notes & loans 0.36%
Energy 0.10%
Oleoducto Central SA 4.00% 2027[5]	255	277
Petrobras Global Finance Co. 5.60% 2031	575	662
Petrobras Global Finance Co. 6.75% 2050	110	137
Petrobras Global Finance Co. 6.85% 2115	314	392
Petróleos Mexicanos 6.875% 2025[5]	624	685
Petróleos Mexicanos 6.875% 2026	755	826
Petróleos Mexicanos 6.49% 2027	910	962
PTT Exploration and Production PCL 2.587% 2027[5]	320	335
		4,276

Financials 0.08%
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[7]	1,140	1,189
HSBK (Europe) BV 7.25% 2021[5]	665	674
Power Financial Corp Ltd. 5.25% 2028	425	491
Power Financial Corp Ltd. 6.15% 2028	432	527
Power Financial Corp Ltd. 4.50% 2029	273	301
		3,182

Utilities 0.06%
AES Panama Generation Holdings SRL 4.375% 2030[5]	280	303
Empresas Publicas de Medellin ESP 4.25% 2029[5]	665	716
Empresas Publicas de Medellin ESP 4.375% 2031[5]	360	387
State Grid Overseas Investment Ltd. 3.50% 2027[5]	900	1,002
State Grid Overseas Investment Ltd. 4.25% 2028	200	234
		2,642

Industrials 0.05%
DP World Crescent 4.848% 2028[5]	835	973
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[5]	270	340
Mexico City Airport Trust 4.25% 2026	675	716
Mexico City Airport Trust 3.875% 2028	200	207
		2,236

American Funds Insurance Series	77

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services 0.04%
Axiata SPV5 Labuan Ltd. 3.064% 2050	$357	$359
PLDT Inc. 2.50% 2031	210	220
Tencent Holdings Ltd. 3.975% 2029	400	456
Tencent Holdings Ltd. 3.24% 2050[5]	580	601
		1,636

Materials 0.02%
Braskem Idesa SAPI 7.45% 2029	775	728
Braskem Idesa SAPI 7.45% 2029[5]	300	282
		1,010

Consumer discretionary 0.01%
Sands China Ltd. 4.375% 2030[5]	220	246

Total corporate bonds, notes & loans		15,228

Total bonds, notes & other debt instruments (cost: $110,988,000)		120,130

Short-term securities 5.62%	Shares
Money market investments 5.62%
Capital Group Central Cash Fund 0.12%[9,10]	2,244,744	224,497
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[9,11]	14,020,660	14,020

Total short-term securities (cost: $238,510,000)		238,517

Total investment securities 99.52% (cost: $2,579,578,000)		4,222,773
Other assets less liabilities 0.48%		20,380

Net assets 100.00%		$4,243,153

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[12]	Value at 12/31/2020 (000)	[13]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	8	March 2021	$(800)		$(1,251)		$3
30 Year Ultra U.S. Treasury Bond Futures	Long	10	March 2021	1,000		2,136		(13)

								$(10)

Forward currency contracts

Contract amount					Unrealized depreciation at 12/31/2020 (000)
Purchases (000)	Sales (000)		Counterparty	Settlement date
USD 3,404	EUR	2,830	Bank of New York Mellon	1/8/2021	$ (54)

78	American Funds Insurance Series

New World Fund

Investments in affiliates10

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.29%
Money market investments 5.29%
Capital Group Central Cash Fund 0.12%[9]	$238,673	$930,010	$944,104	$40	$(122)	$224,497	$1,220

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,245,296,000, which represented 52.92% of the net assets of the fund. This amount includes $2,245,295,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $18,411,000, which represented ..43% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $56,174,000, which represented 1.32% of the net assets of the fund.

[6]	Amount less than one thousand.
[7]	Step bond; coupon rate may change at a later date.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Rate represents the seven-day yield at 12/31/2020.
[10]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[11]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	79

Blue Chip Income and Growth Fund

Investment portfolio December 31, 2020

Common stocks 97.04%	Shares	Value (000)
Health care 17.33%
Abbott Laboratories	3,362,500	$368,160
Amgen Inc.	1,258,510	289,357
UnitedHealth Group Inc.	593,400	208,093
AbbVie Inc.	1,890,460	202,563
Gilead Sciences, Inc.	3,005,712	175,113
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	99,721
Medtronic PLC	700,000	81,998
Stryker Corp.	296,800	72,728
Humana Inc.	124,700	51,161
Merck & Co., Inc.	500,000	40,900
Zimmer Biomet Holdings, Inc.	225,000	34,670
PerkinElmer, Inc.	210,400	30,192
GlaxoSmithKline PLC (ADR)	148,000	5,446
		1,660,102

Information technology 17.11%
Microsoft Corp.	2,598,300	577,914
Broadcom Inc.	1,007,100	440,959
Mastercard Inc., Class A	613,600	219,018
Apple Inc.	1,600,000	212,304
SS&C Technologies Holdings, Inc.	1,153,800	83,939
Intel Corp.	1,100,000	54,802
Cognizant Technology Solutions Corp., Class A	486,000	39,828
QUALCOMM Inc.	68,000	10,359
		1,639,123

Industrials 13.56%
CSX Corp.	3,255,142	295,404
Raytheon Technologies Corp.	3,935,100	281,399
General Dynamics Corp.	908,000	135,129
Union Pacific Corp.	565,600	117,769
General Electric Co.	9,974,300	107,722
Carrier Global Corp.	2,549,000	96,148
Illinois Tool Works Inc.	450,000	91,746
Airbus Group SE (ADR)[1]	2,639,000	72,097
RELX PLC (ADR)	1,225,000	30,209
Stanley Black & Decker, Inc.	136,000	24,284
Otis Worldwide Corp.	277,500	18,745
L3Harris Technologies, Inc.	85,000	16,067
ManpowerGroup Inc.	131,500	11,859
Rolls-Royce Holdings PLC (ADR)[2]	356,800	564
		1,299,142

Communication services 9.47%
Comcast Corp., Class A	5,789,400	303,364
Facebook, Inc., Class A1	967,600	264,310
Alphabet Inc., Class A1	80,975	141,920
Alphabet Inc., Class C1	3,000	5,256
Netflix, Inc.[1]	201,800	109,119
Omnicom Group Inc.	1,000,000	62,370
Activision Blizzard, Inc.	113,000	10,492
Electronic Arts Inc.	73,000	10,483
		907,314

Energy 9.05%
EOG Resources, Inc.	4,588,100	228,809
Baker Hughes Co., Class A	10,437,000	217,611
Chevron Corp.	1,099,000	92,811
Diamondback Energy, Inc.	1,320,033	63,890
Royal Dutch Shell PLC, Class B (ADR)	1,839,000	61,809
Pioneer Natural Resources Company	486,800	55,442
Concho Resources Inc.	616,100	35,949

80	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Williams Companies, Inc.	1,661,000	$33,303
Canadian Natural Resources, Ltd.	1,230,250	29,587
TC Energy Corp.	600,000	24,432
Schlumberger Ltd.	1,045,400	22,821
		866,464

Consumer staples 8.16%
Philip Morris International Inc.	3,090,600	255,871
Altria Group, Inc.	2,448,000	100,368
British American Tobacco PLC (ADR)	2,630,706	98,625
Constellation Brands, Inc., Class A	408,300	89,438
Coca-Cola Company	1,250,000	68,550
PepsiCo, Inc.	400,000	59,320
Keurig Dr Pepper Inc.	1,746,500	55,888
Lamb Weston Holdings, Inc.	400,000	31,496
Mondelez International, Inc.	384,000	22,452
		782,008

Consumer discretionary 7.63%
General Motors Company	4,485,500	186,776
Royal Caribbean Cruises Ltd.	1,525,200	113,917
McDonald’s Corp.	500,000	107,290
Starbucks Corp.	608,000	65,044
Lowe’s Companies, Inc.	392,000	62,920
Sony Corp. (ADR)	561,000	56,717
Home Depot, Inc.	150,000	39,843
NIKE, Inc., Class B	225,000	31,831
Hasbro, Inc.	315,000	29,465
Williams-Sonoma, Inc.	273,700	27,874
Darden Restaurants, Inc.	76,000	9,053
		730,730

Financials 6.98%
Citigroup Inc.	2,947,300	181,730
JPMorgan Chase & Co.	1,349,300	171,456
American International Group, Inc.	3,230,000	122,288
Discover Financial Services	920,000	83,288
Franklin Resources, Inc.	1,550,000	38,734
Nasdaq, Inc.	260,000	34,512
PNC Financial Services Group, Inc.	125,300	18,670
CME Group Inc., Class A	96,500	17,568
		668,246

Utilities 3.42%
Public Service Enterprise Group Inc.	1,520,000	88,616
Entergy Corp.	812,300	81,100
DTE Energy Company	421,000	51,114
Sempra Energy	331,000	42,173
American Electric Power Company, Inc.	450,000	37,471
NextEra Energy, Inc.	200,000	15,430
E.ON SE (ADR)	1,090,000	12,055
		327,959

Materials 2.58%
Linde PLC	782,200	206,118
Freeport-McMoRan Inc.	1,565,000	40,721
		246,839

American Funds Insurance Series	81

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Real estate 1.75%
Crown Castle International Corp. REIT	525,000	$83,575
Americold Realty Trust REIT	690,000	25,758
Digital Realty Trust, Inc. REIT	177,500	24,763
Alexandria Real Estate Equities, Inc. REIT	98,500	17,555
Equinix, Inc. REIT	22,400	15,997
		167,648

Total common stocks (cost: $6,473,788,000)		9,295,575

Rights & warrants 0.00%
Financials 0.00%
American International Group, Inc., warrants, expire 2021[1]	1,151,554	138

Total rights & warrants (cost: $17,794,000)		138

Convertible stocks 0.90%
Consumer discretionary 0.70%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	431,213	66,536

Health care 0.20%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	8,921	11,607
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	4,900	7,437

		19,044

Total convertible stocks (cost: $57,918,000)		85,580

Convertible bonds & notes 0.14%	Principal amount (000)
Consumer discretionary 0.14%
Royal Caribbean Cruises Ltd., convertible notes, 2.875% 2023[3]	$11,376	13,651

Total convertible bonds & notes (cost: $11,376,000)		13,651

Short-term securities 1.90%	Shares
Money market investments 1.90%
Capital Group Central Cash Fund 0.12%[4,5]	1,785,145	178,532
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,6]	3,229,762	3,230

Total short-term securities (cost: $181,729,000)		181,762

Total investment securities 99.98% (cost: $6,742,605,000)		9,576,706
Other assets less liabilities 0.02%		2,360

Net assets 100.00%		$9,579,066

Investments in affiliates5

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 1.86%
Money market investments 1.86%
Capital Group Central Cash Fund 0.12%[4]	$312,462	$1,545,068	$1,679,415	$414	$3	$178,532	$2,015

82	American Funds Insurance Series

Blue Chip Income and Growth Fund

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $3,447,000, which represented ..04% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,651,000, which represented .14% of the net assets of the fund.

[4]	Rate represents the seven-day yield at 12/31/2020.
[5]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	83

Global Growth and Income Fund

Investment portfolio December 31, 2020

Common stocks 94.88%	Shares	Value (000)
Information technology 18.51%
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	4,709,800	$88,457
Broadcom Inc.	155,700	68,173
Apple Inc.	423,960	56,255
Microsoft Corp.	213,200	47,420
ASML Holding NV1	70,000	33,828
Tokyo Electron Ltd.[1]	49,000	18,276
Afterpay Ltd.[1,2]	184,495	16,914
GoDaddy Inc., Class A2	142,000	11,779
Fiserv, Inc.[2]	88,000	10,020
Advanced Micro Devices, Inc.[2]	98,400	9,024
NetEase, Inc.[1]	420,800	8,052
PagSeguro Digital Ltd., Class A2	130,000	7,395
Texas Instruments Inc.	40,000	6,565
Murata Manufacturing Co., Ltd.[1]	67,000	6,034
MediaTek Inc.[1]	194,000	5,181
SAP SE1	34,500	4,534
Atlassian Corp. PLC, Class A2	19,200	4,490
		402,397

Financials 15.82%
Société Générale[1,2]	2,306,018	48,040
Fannie Mae[2]	16,006,000	38,254
Sberbank of Russia PJSC (ADR)[1]	2,177,000	31,383
HDFC Bank Ltd.[1,2]	1,166,577	22,979
Discover Financial Services	249,000	22,542
AIA Group Ltd.[1]	1,590,000	19,585
Toronto-Dominion Bank (CAD denominated)	320,492	18,108
B3 SA - Brasil, Bolsa, Balcao	1,500,000	17,899
UniCredit SpA[1,2]	1,686,696	15,608
DBS Group Holdings Ltd.[1]	805,000	15,226
Macquarie Group Ltd.[1]	142,118	15,186
Ping An Insurance (Group) Company of China, Ltd., Class H1	1,195,000	14,678
CME Group Inc., Class A	70,000	12,744
JPMorgan Chase & Co.	92,000	11,690
The Blackstone Group Inc., Class A	136,700	8,860
HDFC Life Insurance Company Ltd.[1,2]	773,990	7,180
Barclays PLC[1,2]	3,365,000	6,754
Zurich Insurance Group AG1	14,000	5,934
BB Seguridade Participações SA	997,600	5,691
Truist Financial Corp.	116,550	5,586
		343,927

Industrials 11.32%
Airbus SE, non-registered shares[1,2]	607,200	66,700
CCR SA, ordinary nominative	18,355,800	47,602
Lockheed Martin Corp.	66,000	23,429
Safran SA1,2	123,500	17,515
Honeywell International Inc.	71,700	15,251
Illinois Tool Works Inc.	54,000	11,009
Rheinmetall AG1	98,800	10,441
VAT Group AG1	35,200	8,773
Boeing Company	35,500	7,599
CSX Corp.	73,000	6,625
Experian PLC[1]	171,000	6,516
Watsco, Inc.	23,500	5,324
Union Pacific Corp.	24,400	5,081
PACCAR Inc.	58,600	5,056
Aeroflot - Russian Airlines PJSC[1,2]	3,920,000	3,773
Seven Group Holdings Ltd.[1]	180,000	3,244
International Consolidated Airlines Group SA (CDI)[1,2]	1,035,000	2,265
		246,203

84	American Funds Insurance Series

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Health care 9.11%
Novartis AG1	337,000	$31,830
UnitedHealth Group Inc.	86,300	30,264
Sarepta Therapeutics, Inc.[2]	94,500	16,111
Abbott Laboratories	125,000	13,686
Hikma Pharmaceuticals PLC[1]	340,000	11,712
Allogene Therapeutics, Inc.[2]	461,000	11,636
Centene Corp.[2]	186,000	11,166
HOYA Corp.[1]	76,700	10,602
DexCom, Inc.[2]	23,700	8,762
AstraZeneca PLC[1]	83,000	8,292
CSL Ltd.[1]	35,200	7,691
Eli Lilly and Company	45,000	7,598
Gilead Sciences, Inc.	130,000	7,574
Insulet Corp.[2]	28,300	7,234
CVS Health Corp.	95,000	6,489
Pfizer Inc.	104,000	3,828
Regeneron Pharmaceuticals, Inc.[2]	7,650	3,696
		198,171

Consumer discretionary 9.09%
LVMH Moët Hennessy-Louis Vuitton SE1	74,096	46,298
Flutter Entertainment PLC (EUR denominated)[1]	126,077	25,825
Home Depot, Inc.	81,000	21,515
General Motors Company	400,000	16,656
Alibaba Group Holding Ltd.[1,2]	522,600	15,269
Li Ning Co. Ltd.[1]	1,685,000	11,608
Amazon.com, Inc.[2]	3,005	9,787
Aston Martin Lagonda Global Holdings PLC[1,2]	267,252	7,360
NIKE, Inc., Class B	51,800	7,328
Tesla, Inc.[2]	9,000	6,351
Restaurant Brands International Inc. (CAD denominated)	103,600	6,335
Gentex Corp.	166,000	5,632
Naspers Ltd., Class N1	27,000	5,526
Melco Resorts & Entertainment Ltd. (ADR)	297,000	5,509
lululemon athletica inc.[2]	9,800	3,411
Strategic Education, Inc.	34,000	3,241
		197,651

Communication services 7.63%
Alphabet Inc., Class A2	21,800	38,208
Alphabet Inc., Class C2	7,000	12,263
Comcast Corp., Class A	546,000	28,610
Facebook, Inc., Class A2	65,000	17,755
Warner Music Group Corp., Class A	419,376	15,932
Walt Disney Company[2]	67,000	12,139
Activision Blizzard, Inc.	101,000	9,378
SoftBank Corp.[1]	663,800	8,322
New York Times Co., Class A	160,000	8,283
Tencent Holdings Ltd.[1]	100,000	7,307
Koninklijke KPN NV1	1,528,000	4,633
Netflix, Inc.[2]	5,500	2,974
		165,804

Utilities 6.03%
Ørsted AS1	189,456	38,748
Enel SpA[1]	3,539,000	35,738
Dominion Energy, Inc.	150,000	11,280
E.ON SE1	1,015,000	11,241
China Resources Gas Group Ltd.[1]	1,778,000	9,457
National Grid PLC[1]	750,000	8,933

American Funds Insurance Series	85

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Brookfield Infrastructure Partners LP	170,000	$8,411
American Electric Power Company, Inc.	72,700	6,054
Brookfield Infrastructure Corp., Class A, subordinate voting shares	18,888	1,368
		131,230

Materials 5.75%
Vale SA, ordinary nominative	1,409,600	23,732
Vale SA, ordinary nominative (ADR)	385,600	6,463
BHP Group PLC[1]	870,000	22,928
Koninklijke DSM NV1	96,800	16,675
Fortescue Metals Group Ltd.[1]	915,000	16,544
Evonik Industries AG1	375,000	12,217
Shin-Etsu Chemical Co., Ltd.[1]	63,000	11,029
Eastman Chemical Company	68,000	6,819
Air Products and Chemicals, Inc.	18,700	5,109
Lynas Rare Earths Ltd.[1,2]	1,180,000	3,624
		125,140

Energy 4.63%
Reliance Industries Ltd.[1]	1,606,099	43,752
Reliance Industries Ltd., interim shares[1]	107,073	1,642
Canadian Natural Resources, Ltd. (CAD denominated)	904,000	21,725
EOG Resources, Inc.	350,000	17,454
Gazprom PJSC (ADR)[1]	2,141,000	11,902
Total SE1,3	95,600	4,124
		100,599

Consumer staples 4.47%
Nestlé SA1	298,275	35,116
Keurig Dr Pepper Inc.	405,000	12,960
ITC Ltd.[1]	3,410,972	9,769
British American Tobacco PLC[1]	252,000	9,373
Pernod Ricard SA1	35,000	6,709
Philip Morris International Inc.	80,000	6,623
Altria Group, Inc.	145,000	5,945
Mondelez International, Inc.	72,000	4,210
Reckitt Benckiser Group PLC[1]	42,000	3,756
Beyond Meat, Inc.[2,3]	21,500	2,688
		97,149

Real estate 2.52%
Mindspace Business Parks REIT[1,2]	2,124,800	9,308
Mindspace Business Parks REIT[1,2,4]	1,309,000	5,619
Alexandria Real Estate Equities, Inc. REIT	75,000	13,367
Prologis, Inc. REIT	90,000	8,969
Iron Mountain Inc. REIT	219,200	6,462
Longfor Group Holdings Ltd.[1]	1,025,000	6,020
CIFI Holdings (Group) Co. Ltd.[1]	5,910,000	5,011
		54,756

Total common stocks (cost: $1,313,317,000)		2,063,027

Bonds, notes & other debt instruments 1.58%	Principal amount (000)
Corporate bonds, notes & loans 1.58%
Communication services 1.58%
Sprint Corp. 7.25% 2021	$33,000	34,378

Total bonds, notes & other debt instruments (cost: $32,569,000)		34,378

86	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 3.35%	Shares	Value (000)
Money market investments 3.35%
Capital Group Central Cash Fund 0.12%[5,6]	664,822	$66,489
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	6,440,115	6,440

Total short-term securities (cost: $72,921,000)		72,929

Total investment securities 99.81% (cost: $1,418,807,000)		2,170,334
Other assets less liabilities 0.19%		4,116

Net assets 100.00%		$2,174,450

Investments in affiliates6

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 0.12%[5]	$28,561	$583,471	$545,530	$51	$(64)	$66,489	$578

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,044,566,000, which represented 48.04% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $6,890,000, which represented ..32% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,619,000, which represented .26% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

See notes to financial statements.

American Funds Insurance Series	87

Growth-Income Fund

Investment portfolio December 31, 2020

Common stocks 96.33%	Shares	Value (000)
Information technology 19.97%
Microsoft Corp.	10,689,658	$2,377,594
Broadcom Inc.	2,735,734	1,197,841
Mastercard Inc., Class A	1,692,300	604,049
Accenture PLC, Class A	991,200	258,911
Intel Corp.	4,856,300	241,941
Visa Inc., Class A	1,093,800	239,247
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	10,147,000	190,576
Adobe Inc.[2]	360,100	180,093
Apple Inc.	1,220,400	161,935
Autodesk, Inc.[2]	530,000	161,830
ServiceNow, Inc.[2]	280,100	154,175
QUALCOMM Inc.	1,007,952	153,551
Automatic Data Processing, Inc.	845,000	148,889
ASML Holding NV (New York registered) (ADR)	147,800	72,085
ASML Holding NV1	140,000	67,657
Ceridian HCM Holding Inc.[2]	1,240,574	132,196
StoneCo Ltd., Class A2	1,285,500	107,879
Global Payments Inc.	498,100	107,301
CDK Global, Inc.	2,042,800	105,878
Cognizant Technology Solutions Corp., Class A	1,219,000	99,897
Samsung Electronics Co., Ltd.[1]	1,110,000	82,958
MKS Instruments, Inc.	481,000	72,366
Fidelity National Information Services, Inc.	504,200	71,324
Euronet Worldwide, Inc.[2]	491,600	71,243
PayPal Holdings, Inc.[2]	298,500	69,909
Concentrix Corp.[2]	641,935	63,359
Fiserv, Inc.[2]	536,700	61,109
Atlassian Corp. PLC, Class A2	247,800	57,953
NetApp, Inc.	873,100	57,834
Micron Technology, Inc.[2]	760,600	57,182
Amphenol Corp., Class A	386,000	50,477
FleetCor Technologies, Inc.[2]	167,000	45,563
SAP SE1	239,500	31,472
Applied Materials, Inc.	337,400	29,118
Trimble Inc.[2]	413,300	27,596
Teradata Corp.[2]	1,056,057	23,730
Vontier Corp.[2]	434,000	14,496
VeriSign, Inc.[2]	61,000	13,200
GoDaddy Inc., Class A2	143,400	11,895
Analog Devices, Inc.	75,000	11,080
		7,687,389

Communication services 15.48%
Facebook, Inc., Class A2	7,410,800	2,024,334
Alphabet Inc., Class C2	336,784	590,005
Alphabet Inc., Class A2	308,780	541,180
Netflix, Inc.[2]	1,952,025	1,055,518
Comcast Corp., Class A	15,095,800	791,020
Charter Communications, Inc., Class A2	443,970	293,708
Electronic Arts Inc.	1,168,000	167,725
Verizon Communications Inc.	2,665,513	156,599
ViacomCBS Inc., Class B	2,666,983	99,372
Tencent Holdings Ltd.[1]	1,295,500	94,659
Cable One, Inc.	33,300	74,183
Vodafone Group PLC[1]	20,000,000	32,913
Activision Blizzard, Inc.	262,939	24,414
Fox Corp., Class A	473,666	13,793
		5,959,423

88	American Funds Insurance Series

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Health care 14.22%
UnitedHealth Group Inc.	2,609,900	$915,240
Abbott Laboratories	6,645,169	727,580
Gilead Sciences, Inc.	9,502,600	553,621
Amgen Inc.	1,909,500	439,032
Merck & Co., Inc.	3,038,880	248,580
Thermo Fisher Scientific Inc.	392,000	182,586
AstraZeneca PLC[1]	1,451,800	145,048
AstraZeneca PLC (ADR)	721,200	36,053
Seagen Inc.[2]	871,319	152,603
Daiichi Sankyo Company, Ltd.[1]	4,176,000	143,155
AbbVie Inc.	1,296,036	138,870
PRA Health Sciences, Inc.[2]	1,023,500	128,388
Royalty Pharma PLC, Class A	2,557,706	128,013
Novo Nordisk A/S, Class B1	1,611,056	112,686
Chugai Pharmaceutical Co., Ltd.[1]	2,105,700	112,421
Anthem, Inc.	342,000	109,813
GlaxoSmithKline PLC[1]	5,827,300	106,774
Eli Lilly and Company	625,800	105,660
Medtronic PLC	860,000	100,740
Novartis AG1	1,066,059	100,690
PerkinElmer, Inc.	596,500	85,598
Baxter International Inc.	995,800	79,903
Allakos Inc.[2]	511,000	71,540
Ultragenyx Pharmaceutical Inc.[2]	508,100	70,336
Galapagos NV1,2	268,105	26,381
Galapagos NV (ADR)[2,3]	209,697	20,756
Zimmer Biomet Holdings, Inc.	305,670	47,101
Vertex Pharmaceuticals Inc.[2]	192,000	45,377
Incyte Corp.[2]	473,200	41,159
NovoCure Ltd.[2]	193,600	33,501
Roche Holding AG, nonvoting, non-registered shares[1]	93,081	32,477
Allogene Therapeutics, Inc.[2]	1,258,500	31,764
Edwards Lifesciences Corp.[2]	330,750	30,174
AmerisourceBergen Corp.	283,400	27,705
Humana Inc.	65,300	26,791
Stryker Corp.	106,535	26,105
Biohaven Pharmaceutical Holding Co. Ltd.[2]	259,600	22,250
Karuna Therapeutics, Inc.[2]	215,600	21,903
Cigna Corp.	59,413	12,369
GoodRx Holdings, Inc., Class A2	243,100	9,807
Cortexyme, Inc.[2]	258,690	7,186
Vir Biotechnology, Inc.[2,3]	258,400	6,920
Bluebird Bio, Inc.[2]	109,400	4,734
Agios Pharmaceuticals, Inc.[2]	89,350	3,871
		5,473,261

Financials 10.23%
JPMorgan Chase & Co.	4,105,630	521,702
Intercontinental Exchange, Inc.	3,183,555	367,032
CME Group Inc., Class A	1,779,800	324,013
Aon PLC, Class A	1,214,800	256,651
Marsh & McLennan Companies, Inc.	2,162,201	252,978
PNC Financial Services Group, Inc.	1,587,422	236,526
State Street Corp.	3,126,915	227,577
Nasdaq, Inc.	1,609,900	213,698
Chubb Ltd.	1,239,153	190,730
Moody’s Corp.	640,058	185,770
BlackRock, Inc.	180,700	130,382
Travelers Companies, Inc.	906,955	127,309
S&P Global Inc.	342,408	112,560
Bank of New York Mellon Corp.	2,299,000	97,570
American International Group, Inc.	2,572,000	97,376

American Funds Insurance Series	89

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
KeyCorp	4,886,953	$80,195
Arthur J. Gallagher & Co.	617,000	76,329
Power Corp. of Canada, subordinate voting shares[3]	2,625,000	60,279
B3 SA - Brasil, Bolsa, Balcao	5,032,000	60,045
London Stock Exchange Group PLC[1]	424,000	52,264
Citizens Financial Group, Inc.	1,457,453	52,119
Charles Schwab Corp.	879,000	46,622
Discover Financial Services	478,900	43,355
Truist Financial Corp.	870,732	41,734
Wells Fargo & Company	1,222,300	36,889
Bank of America Corp.	914,300	27,712
UBS Group AG1	1,343,666	18,793
		3,938,210

Industrials 9.50%
CSX Corp.	3,114,900	282,677
Woodward, Inc.	2,204,500	267,913
Carrier Global Corp.	6,668,375	251,531
Norfolk Southern Corp.	946,977	225,011
Northrop Grumman Corp.	733,200	223,421
BWX Technologies, Inc.	3,080,911	185,717
TransDigm Group Inc.[2]	295,700	182,994
Airbus SE, non-registered shares[1,2]	1,617,590	177,691
Raytheon Technologies Corp.	2,349,100	167,984
Union Pacific Corp.	746,200	155,374
Meggitt PLC[1,2]	24,131,952	154,177
Equifax Inc.	777,300	149,895
Waste Connections, Inc.	1,042,100	106,888
Lockheed Martin Corp.	294,900	104,684
Westinghouse Air Brake Technologies Corp.	1,422,942	104,159
Air Lease Corp., Class A	2,097,300	93,162
Waste Management, Inc.	767,700	90,535
L3Harris Technologies, Inc.	443,000	83,736
Old Dominion Freight Line, Inc.	405,000	79,048
Fortive Corp.	1,085,000	76,840
Safran SA1,2	539,713	76,542
General Electric Co.	7,022,250	75,840
General Dynamics Corp.	482,600	71,821
Ryanair Holdings PLC (ADR)[2]	445,550	49,002
Ryanair Holdings PLC[1,2]	611,907	12,189
Middleby Corp.[2]	441,000	56,854
Otis Worldwide Corp.	555,100	37,497
Fastenal Co.	635,000	31,007
ManpowerGroup Inc.	252,000	22,725
Cummins Inc.	100,000	22,710
Caterpillar Inc.	101,600	18,493
Nielsen Holdings PLC	856,400	17,873
		3,655,990

Consumer discretionary 8.11%
Amazon.com, Inc.[2]	346,130	1,127,321
General Motors Company	7,736,000	322,127
Wyndham Hotels & Resorts, Inc.	3,198,334	190,109
Home Depot, Inc.	623,900	165,720
Royal Caribbean Cruises Ltd.	2,084,381	155,683
Burlington Stores, Inc.[2]	555,458	145,280
Thor Industries, Inc.	1,289,600	119,920
MercadoLibre, Inc.[2]	70,000	117,265
Lowe’s Companies, Inc.	666,000	106,900
Booking Holdings Inc.[2]	47,600	106,018
Flutter Entertainment PLC (GBP denominated)[1]	387,005	80,125
Chipotle Mexican Grill, Inc.[2]	53,110	73,648

90	American Funds Insurance Series

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Darden Restaurants, Inc.	600,000	$71,472
D.R. Horton, Inc.	913,000	62,924
Hasbro, Inc.	600,000	56,124
Wynn Resorts, Ltd.	490,966	55,396
Kering SA1	62,207	45,224
Marriott International, Inc., Class A	250,500	33,046
Aptiv PLC	233,000	30,358
Hilton Worldwide Holdings Inc.	197,720	21,998
YUM! Brands, Inc.	196,630	21,346
Airbnb, Inc., Class A2	99,500	14,607
		3,122,611

Consumer staples 5.06%
Keurig Dr Pepper Inc.	10,220,935	327,070
British American Tobacco PLC[1]	8,704,673	323,770
Philip Morris International Inc.	3,549,640	293,875
Costco Wholesale Corp.	459,800	173,243
Nestlé SA1	1,227,796	144,547
Lamb Weston Holdings, Inc.	1,506,566	118,627
Carlsberg A/S, Class B1	720,474	115,505
Reckitt Benckiser Group PLC[1]	1,275,000	114,030
Mondelez International, Inc.	1,676,300	98,013
Clorox Co.	255,000	51,490
Herbalife Nutrition Ltd.[2]	849,000	40,795
Church & Dwight Co., Inc.	424,500	37,029
General Mills, Inc.	428,800	25,213
Pernod Ricard SA1	117,200	22,466
Constellation Brands, Inc., Class A	100,700	22,058
Anheuser-Busch InBev SA/NV1	281,571	19,677
Kraft Heinz Company	567,200	19,659
		1,947,067

Materials 4.89%
Celanese Corp.	2,593,233	336,965
LyondellBasell Industries NV	2,453,100	224,851
Vale SA, ordinary nominative (ADR)	9,206,039	154,293
Vale SA, ordinary nominative	3,404,848	57,325
Linde PLC	774,300	204,036
Dow Inc.	2,859,700	158,713
Sherwin-Williams Company	162,500	119,423
International Flavors & Fragrances Inc.[3]	1,075,000	117,003
Freeport-McMoRan Inc.	4,073,000	105,980
Air Products and Chemicals, Inc.	312,100	85,272
Rio Tinto PLC[1]	1,020,655	76,369
Barrick Gold Corp.	2,373,000	54,057
Mosaic Co.	2,333,266	53,688
PPG Industries, Inc.	295,550	42,624
Centerra Gold Inc.	2,917,909	33,789
DuPont de Nemours Inc.	459,700	32,689
Asahi Kasei Corp.[1]	2,392,300	24,606
		1,881,683

Energy 3.42%
Canadian Natural Resources, Ltd. (CAD denominated)	10,768,800	258,793
Chevron Corp.	2,670,200	225,498
Enbridge Inc. (CAD denominated)	5,382,362	172,139
EOG Resources, Inc.	3,255,400	162,347
Baker Hughes Co., Class A	5,510,024	114,884
ConocoPhillips	2,307,010	92,257
Equitrans Midstream Corp.	8,547,400	68,721
Schlumberger Ltd.	2,727,900	59,550
Royal Dutch Shell PLC, Class B (ADR)	1,622,300	54,525

American Funds Insurance Series	91

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Royal Dutch Shell PLC, Class A (ADR)	13,204	$464
TC Energy Corp. (CAD denominated)[3]	1,168,019	47,486
Concho Resources Inc.	653,000	38,103
Exxon Mobil Corp.	500,000	20,610
Tullow Oil PLC[1,2]	3,674,051	1,473
Weatherford International[2]	128,424	771
		1,317,621

Utilities 2.89%
Edison International	2,916,721	183,228
CenterPoint Energy, Inc.	6,548,899	141,718
Enel SpA[1]	13,587,341	137,210
AES Corp.	5,203,200	122,275
Sempra Energy	750,000	95,557
American Electric Power Company, Inc.	1,036,600	86,318
Exelon Corp.	1,576,100	66,543
Endesa, SA1	2,286,838	62,703
PG&E Corp.[2]	4,171,900	51,982
CMS Energy Corp.	692,700	42,262
Public Service Enterprise Group Inc.	686,500	40,023
Xcel Energy Inc.	423,300	28,221
Entergy Corp.	274,900	27,446
DTE Energy Company	125,900	15,286
E.ON SE1	937,841	10,387
		1,111,159

Real estate 2.56%
Equinix, Inc. REIT	541,418	386,670
Crown Castle International Corp. REIT	1,561,966	248,649
MGM Growth Properties LLC REIT, Class A	3,346,000	104,730
American Tower Corp. REIT	421,300	94,565
Digital Realty Trust, Inc. REIT	645,000	89,984
SBA Communications Corp. REIT	210,000	59,247
		983,845

Total common stocks (cost: $22,668,560,000)		37,078,259

Convertible stocks 0.81%
Health care 0.47%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	80,972	105,353
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	50,000	75,882
		181,235

Information technology 0.33%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	88,400	125,746

Industrials 0.01%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022	35,448	3,965

Consumer discretionary 0.00%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	675	104

Total convertible stocks (cost: $234,248,000)		311,050

92	American Funds Insurance Series

Growth-Income Fund

Bonds, notes & other debt instruments 0.12%	Principal amount (000)	Value(000)
Corporate bonds, notes & loans 0.12%
Consumer discretionary 0.09%
Carnival Corp. 11.50% 2023[4]	$27,790	$32,174
General Motors Financial Co. 4.30% 2025	160	180
General Motors Financial Co. 5.25% 2026	827	976
		33,330

Energy 0.02%
Weatherford International PLC 8.75% 2024[4]	1,983	1,990
Weatherford International PLC 11.00% 2024[4]	5,280	4,132
		6,122

Industrials 0.01%
Boeing Company 4.875% 2025	4,706	5,367

Total corporate bonds, notes & loans		44,819

Total bonds, notes & other debt instruments (cost: $40,235,000)		44,819

Short-term securities 3.06%	Shares
Money market investments 3.06%
Capital Group Central Cash Fund 0.12%[5,6]	10,056,640	1,005,764
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	174,462,623	174,463
		1,180,227

Total short-term securities (cost: $1,180,023,000)		1,180,227

Total investment securities 100.32% (cost: $24,123,066,000)		38,614,355
Other assets less liabilities (0.32)%		(122,820)

Net assets 100.00%		$38,491,535

Investments in affiliates6

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.00%
Industrials 0.00%
BWX Technologies, Inc.[8]	$336,143	$16,890	$138,597	$(18,623)	$(10,096)	$—	$3,020
Short-term securities 2.61%
Money market investments 2.61%
Capital Group Central Cash Fund 0.12%[5]	1,940,600	5,169,467	6,103,677	262	(888)	1,005,764	9,905
Total 2.61%				$(18,361)	$(10,984)	$1,005,764	$12,925

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,949,615,000, which represented 7.66% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $188,806,000, which represented ..49% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,296,000, which represented .10% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Unaffiliated issuer at 12/31/2020.

American Funds Insurance Series	93

Growth-Income Fund

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

94	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2020

Common stocks 94.17%	Shares	Value (000)
Financials 17.86%
HDFC Bank Ltd.[1,2]	2,457,600	$48,410
AIA Group Ltd.[1]	2,338,600	28,806
ING Groep NV1,2	2,789,300	26,424
Zurich Insurance Group AG1	54,100	22,930
DNB ASA[1,2]	825,000	16,243
B3 SA - Brasil, Bolsa, Balcao	1,302,000	15,536
Sberbank of Russia PJSC (ADR)[1]	999,000	14,402
IndusInd Bank Ltd.[1,2]	1,105,000	13,577
Moscow Exchange MICEX-RTS PJSC[1]	5,665,000	12,224
DBS Group Holdings Ltd.[1]	558,000	10,555
Banco Santander, SA1,2	3,393,521	10,536
Haci Ömer Sabanci Holding AS1	6,520,900	10,063
Aegon NV1	2,483,308	9,917
Ping An Insurance (Group) Company of China, Ltd., Class H1	690,500	8,481
PICC Property and Casualty Co. Ltd., Class H1	7,905,000	5,989
Great-West Lifeco Inc. (CAD denominated)	248,102	5,916
		260,009

Industrials 12.94%
Shanghai International Airport Co., Ltd., Class A1	3,091,967	35,788
Airbus SE, non-registered shares[1,2]	246,912	27,123
Ryanair Holdings PLC (ADR)[2]	179,000	19,686
Singapore Technologies Engineering Ltd[1]	5,270,000	15,216
SAAB AB, Class B1,2	510,000	14,838
Recruit Holdings Co., Ltd.[1]	319,900	13,418
Komatsu Ltd.[1]	445,000	12,194
Alliance Global Group, Inc.[1]	54,617,900	12,062
Airports of Thailand PCL, foreign registered[1]	5,250,000	10,824
GT Capital Holdings, Inc.[1]	797,142	9,715
Aena SME, SA, non-registered shares[1,2]	52,450	9,159
LIXIL Corp.[1]	385,000	8,362
		188,385

Communication services 12.10%
SoftBank Corp.[1]	4,691,700	58,818
SoftBank Group Corp.[1]	580,800	45,486
Yandex NV, Class A2	470,000	32,702
Tencent Holdings Ltd.[1]	297,700	21,752
Rightmove PLC[1,2]	1,290,000	11,488
Bilibili Inc., Class Z (ADR)[2,3]	69,200	5,932
		176,178

Consumer discretionary 11.91%
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	29,992
Sony Corp.[1]	265,900	26,734
Taylor Wimpey PLC[1,2]	10,317,400	23,457
Kering SA1	29,000	21,083
Naspers Ltd., Class N1	95,400	19,526
Flutter Entertainment PLC (GBP denominated)[1]	73,000	15,114
Alibaba Group Holding Ltd.[1,2]	442,500	12,929
Galaxy Entertainment Group Ltd.[1]	1,345,000	10,461
Entain PLC[1,2]	494,100	7,670
Prosus NV1	59,100	6,357
		173,323

Health care 9.62%
Daiichi Sankyo Company, Ltd.[1]	1,359,000	46,587
Aier Eye Hospital Group Co., Ltd., Class A1	1,937,655	22,193
Fresenius SE & Co. KGaA[1]	283,701	13,109
Chugai Pharmaceutical Co., Ltd.[1]	228,900	12,221
HOYA Corp.[1]	85,000	11,750
Novartis AG1	113,564	10,726

American Funds Insurance Series	95

International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
GlaxoSmithKline PLC[1]	386,500	$7,082
Richter Gedeon Nyrt.[1]	265,232	6,656
Teva Pharmaceutical Industries Ltd. (ADR)[2]	662,000	6,388
Alcon Inc.[1,2]	48,672	3,249
NMC Health PLC[1,2,4]	304,610	4
		139,965

Materials 6.96%
Vale SA, ordinary nominative	1,712,500	28,832
Vale SA, ordinary nominative (ADR)	424,300	7,111
Rio Tinto PLC[1]	379,300	28,381
Linde PLC	53,000	13,966
Air Liquide SA, non-registered shares[1]	79,200	12,999
Akzo Nobel NV1	93,955	10,092
		101,381

Consumer staples 6.72%
Imperial Brands PLC[1]	2,228,016	46,814
Treasury Wine Estates Ltd.[1]	2,607,742	18,916
Philip Morris International Inc.	140,000	11,591
British American Tobacco PLC[1]	216,802	8,064
Pernod Ricard SA1	39,400	7,553
Kirin Holdings Company, Ltd.[1]	209,500	4,946
		97,884

Information technology 5.36%
ASML Holding NV1	47,800	23,100
Nice Ltd. (ADR)[2]	73,400	20,812
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	1,010,000	18,969
SUMCO Corp.[1]	692,000	15,193
		78,074

Utilities 5.20%
E.ON SE1	2,453,000	27,167
ENN Energy Holdings Ltd.[1]	1,358,000	19,933
Ørsted AS1	63,707	13,030
Iberdrola, SA, non-registered shares[1]	623,669	8,919
SSE PLC[1]	325,350	6,706
		75,755

Energy 2.84%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	792,000	14,061
Royal Dutch Shell PLC, Class B1	482,000	8,304
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	6,549
Canadian Natural Resources, Ltd.	92,000	2,212
Cenovus Energy Inc.	935,000	5,692
Total SE1,3	104,750	4,519
		41,337

Real estate 2.66%
CK Asset Holdings Ltd.[1]	2,626,000	13,507
China Resources Mixc Lifestyle Services Ltd.[1,2]	2,193,461	10,171
Sun Hung Kai Properties Ltd.[1]	747,000	9,644
China Resources Land Ltd.[1]	1,308,000	5,420
		38,742

Total common stocks (cost: $998,798,000)		1,371,033

96	American Funds Insurance Series

International Growth and Income Fund

Preferred securities 1.67%	Shares		Value (000)
Energy 1.67%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)		1,182,200	$13,075
Petróleo Brasileiro SA (Petrobras), preferred nominative		2,062,500	11,253
			24,328

Total preferred securities (cost: $16,583,000)			24,328

Rights & warrants 1.05%
Health care 1.05%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]		958,500	10,978
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]		382,799	4,319

Total rights & warrants (cost: $8,134,000)			15,297

Bonds, notes & other debt instruments 0.61%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.34%
Brazil (Federative Republic of) 10.00% 2025	BRL	22,000	4,900

Corporate bonds, notes & loans 0.27%
Health care 0.27%
Teva Pharmaceutical Finance Co. BV 3.15% 2026	$	1,060	1,021
Teva Pharmaceutical Finance Co. BV 4.10% 2046		1,160	1,035
Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]		1,865	1,924
			3,980

Total bonds, notes & other debt instruments (cost: $9,565,000)			8,880

Short-term securities 2.62%	Shares
Money market investments 2.62%
Capital Group Central Cash Fund 0.12%[6,7]		317,516	31,755
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,8]		6,385,194	6,385

Total short-term securities (cost: $38,133,000)			38,140

Total investment securities 100.12% (cost: $1,071,213,000)			1,457,678

Other assets less liabilities (0.12)%			(1,795)

Net assets 100.00%			$1,455,883

Investments in affiliates7

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 2.18%
Money market investments 2.18%
Capital Group Central Cash Fund 0.12%[6]	$128,026	$424,730	$520,991	$29	$(39)	$31,755	$543

American Funds Insurance Series	97

International Growth and Income Fund

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,203,405,000, which represented 82.66% of the net assets of the fund. This amount includes $1,203,401,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $6,820,000, which represented ..47% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,221,000, which represented 1.18% of the net assets of the fund.

[6]	Rate represents the seven-day yield at 12/31/2020.
[7]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

98	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2020

Common stocks 73.08%	Shares	Value (000)
Financials 13.08%
Zurich Insurance Group AG1	31,951	$13,542
JPMorgan Chase & Co.	93,281	11,853
Toronto-Dominion Bank (CAD denominated)	177,227	10,014
Münchener Rückversicherungs-Gesellschaft AG1	32,434	9,606
Ping An Insurance (Group) Company of China, Ltd., Class H1	519,000	6,375
Ping An Insurance (Group) Company of China, Ltd., Class A1	67,300	895
Truist Financial Corp.	146,476	7,021
CME Group Inc., Class A	37,418	6,812
Hong Kong Exchanges and Clearing Ltd.[1]	107,600	5,918
PNC Financial Services Group, Inc.	38,822	5,784
DBS Group Holdings Ltd.[1]	258,926	4,898
Power Corp. of Canada, subordinate voting shares	200,855	4,612
Principal Financial Group, Inc.	89,574	4,444
Great-West Lifeco Inc. (CAD denominated)	179,325	4,276
State Street Corp.	56,582	4,118
Citizens Financial Group, Inc.	99,875	3,572
American International Group, Inc.	78,458	2,970
Kaspi.kz JSC[1,2,3]	42,503	2,855
Kaspi.kz JSC (GDR)[1,2]	528	35
Royal Bank of Canada	34,719	2,853
China Pacific Insurance (Group) Co., Ltd., Class H1	672,000	2,639
KeyCorp	159,523	2,618
Citigroup Inc.	34,320	2,116
East West Bancorp, Inc.	41,043	2,081
Moscow Exchange MICEX-RTS PJSC[1]	879,942	1,899
Travelers Companies, Inc.	13,301	1,867
Sberbank of Russia PJSC (ADR)[1]	124,715	1,798
DNB ASA[1,2]	89,834	1,769
AIA Group Ltd.[1]	109,200	1,345
U.S. Bancorp	27,892	1,300
National Bank of Canada (Canada)	21,800	1,227
BOC Hong Kong (Holdings) Ltd.[1]	401,500	1,220
BNP Paribas SA1,2	21,885	1,154
Tryg A/S1	32,699	1,031
Franklin Resources, Inc.	36,936	923
PICC Property and Casualty Co. Ltd., Class H1	1,170,000	887
Everest Re Group, Ltd.	3,444	806
Banco Santander, SA1,2	256,104	795
Banca Mediolanum SpA[1,2]	79,459	688
B3 SA - Brasil, Bolsa, Balcao	51,891	619
Marsh & McLennan Companies, Inc.	5,080	594
China Merchants Bank Co., Ltd., Class H1	92,000	584
Euronext NV1	3,260	359
Wells Fargo & Company	9,632	291
The Blackstone Group Inc., Class A	2,897	188
UBS Group AG1	12,103	169
TISCO Financial Group PCL, foreign registered[1]	31,200	93
		143,513

Information technology 9.11%
Broadcom Inc.	85,538	37,453
Microsoft Corp.	80,505	17,906
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	710,800	13,350
Vanguard International Semiconductor Corp.[1]	1,036,700	4,296
International Business Machines Corp.	29,876	3,761
Intel Corp.	70,500	3,512
NetApp, Inc.	51,604	3,418
Globalwafers Co., Ltd.[1]	111,000	2,809
Paychex, Inc.	30,081	2,803
Western Union Company	127,630	2,800
QUALCOMM Inc.	14,936	2,275
KLA Corp.	8,387	2,172

American Funds Insurance Series	99

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Apple Inc.	11,238	$1,491
Texas Instruments Inc.	6,003	985
Tokyo Electron Ltd.[1]	2,300	858
		99,889

Consumer staples 9.03%
Philip Morris International Inc.	310,514	25,706
British American Tobacco PLC[1]	439,883	16,361
Coca-Cola Company	141,409	7,755
Altria Group, Inc.	157,834	6,471
General Mills, Inc.	103,684	6,097
Nestlé SA1	49,230	5,796
Unilever PLC[1]	77,436	4,661
Imperial Brands PLC[1]	204,285	4,292
Carlsberg A/S, Class B1	25,128	4,029
Danone SA1	48,065	3,159
Kraft Heinz Company	54,961	1,905
Anheuser-Busch InBev SA/NV1	25,927	1,812
ITC Ltd.[1]	581,859	1,667
Kirin Holdings Company, Ltd.[1]	63,700	1,504
Kimberly-Clark Corp.	10,979	1,480
Keurig Dr Pepper Inc.	43,352	1,387
Japan Tobacco Inc.[1,4]	62,300	1,270
Reckitt Benckiser Group PLC[1]	14,019	1,254
Vector Group Ltd.	102,492	1,194
Procter & Gamble Company	4,639	645
PepsiCo, Inc.	3,593	533
Treasury Wine Estates Ltd.[1]	13,106	95
Convenience Retail Asia Ltd.[1]	510,000	39
		99,112

Health care 8.92%
AbbVie Inc.	195,093	20,904
Amgen Inc.	79,926	18,377
GlaxoSmithKline PLC[1]	894,600	16,392
Gilead Sciences, Inc.	263,841	15,371
Novartis AG1	111,820	10,561
Merck & Co., Inc.	52,966	4,333
AstraZeneca PLC[1]	36,532	3,650
Roche Holding AG, nonvoting, non-registered shares[1]	7,659	2,672
Abbott Laboratories	23,690	2,594
Royalty Pharma PLC, Class A	33,980	1,701
Eli Lilly and Company	5,814	982
UnitedHealth Group Inc.	811	284
		97,821

Utilities 8.26%
E.ON SE1	1,163,311	12,884
Iberdrola, SA, non-registered shares[1]	883,550	12,636
Dominion Energy, Inc.	125,783	9,459
Enel SpA[1]	707,229	7,142
Duke Energy Corp.	75,190	6,884
DTE Energy Company	55,834	6,779
National Grid PLC[1]	527,889	6,287
SSE PLC[1]	182,254	3,756
Southern Co.	56,300	3,459
Consolidated Edison, Inc.	42,140	3,045
Exelon Corp.	58,099	2,453
Naturgy Energy Group, SA1	95,933	2,239
Power Grid Corp. of India Ltd.[1]	707,310	1,844
EDP - Energias de Portugal, SA1	237,733	1,498
Endesa, SA1	54,319	1,489

100	American Funds Insurance Series

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group Inc.	21,289	$1,241
AES Corp.	51,108	1,201
Infratil Ltd.[1]	177,514	932
Centrica PLC[1,2]	1,385,547	884
China Gas Holdings Ltd.[1]	218,200	870
Power Assets Holdings Ltd.[1]	134,500	730
Engie SA1,2	43,725	670
Sempra Energy	3,323	423
Ratch Group PCL, foreign registered[1]	239,000	421
Keppel Infrastructure Trust[1]	1,021,236	421
CLP Holdings Ltd.[1]	44,000	407
Guangdong Investment Ltd.[1]	222,000	401
NextEra Energy, Inc.	1,367	106
		90,561

Real estate 5.64%
Crown Castle International Corp. REIT	124,703	19,851
Digital Realty Trust, Inc. REIT	62,741	8,753
Link Real Estate Investment Trust REIT[1]	528,018	4,811
VICI Properties Inc. REIT	180,807	4,611
CK Asset Holdings Ltd.[1]	683,000	3,513
Gaming and Leisure Properties, Inc. REIT	82,780	3,510
Federal Realty Investment Trust REIT	32,070	2,730
Longfor Group Holdings Ltd.[1]	394,500	2,317
TAG Immobilien AG1	70,512	2,229
Charter Hall Group REIT[1]	160,868	1,826
MGM Growth Properties LLC REIT, Class A	50,154	1,570
American Tower Corp. REIT	4,721	1,060
Embassy Office Parks REIT[1]	223,400	1,055
Mindspace Business Parks REIT[1,2]	115,800	507
Mindspace Business Parks REIT[1,2,3]	110,400	474
Americold Realty Trust REIT	25,291	944
Sun Hung Kai Properties Ltd.[1]	61,755	797
China Overseas Land & Investment Ltd.[1]	215,000	468
Ventas, Inc. REIT	6,719	329
China Resources Land Ltd.[1]	72,000	298
AvalonBay Communities, Inc. REIT	1,264	203
		61,856

Communication services 5.11%
Verizon Communications Inc.	169,518	9,959
BCE Inc.	186,983	7,996
SoftBank Corp.[1]	573,300	7,187
Comcast Corp., Class A	129,064	6,763
Koninklijke KPN NV1	1,905,767	5,778
Nippon Telegraph and Telephone Corp.[1]	141,600	3,631
HKT Trust and HKT Ltd., units[1]	2,729,240	3,543
Vodafone Group PLC[1]	1,455,807	2,396
AT&T Inc.	59,287	1,705
TELUS Corp.	75,253	1,490
Indus Towers Ltd.[1]	362,801	1,145
ITV PLC[1,2]	755,275	1,104
HKBN Ltd.[1]	466,500	722
KT Corp. (ADR)	65,529	721
ProSiebenSat.1 Media SE1,2	38,716	651
Omnicom Group Inc.	10,004	624
Lumen Technologies, Inc.	39,066	381
Zegona Communications PLC[1]	190,674	274
		56,070

American Funds Insurance Series	101

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Energy 4.55%
Chevron Corp.	145,007	$12,246
TC Energy Corp. (CAD denominated)	168,661	6,857
TC Energy Corp.	50,505	2,056
Enbridge Inc. (CAD denominated)	205,928	6,586
Canadian Natural Resources, Ltd. (CAD denominated)	216,326	5,199
Total SE1,4	81,796	3,528
ConocoPhillips	73,490	2,939
Royal Dutch Shell PLC, Class B1	150,315	2,590
Royal Dutch Shell PLC, Class B (ADR)	8,064	271
EOG Resources, Inc.	54,719	2,729
BP PLC[1]	719,280	2,478
Equitrans Midstream Corp.	199,833	1,606
Gazprom PJSC (ADR)[1]	113,653	632
Exxon Mobil Corp.	4,511	186
		49,903

Industrials 4.27%
Raytheon Technologies Corp.	140,295	10,032
United Parcel Service, Inc., Class B	38,043	6,406
VINCI SA1	38,230	3,804
Singapore Technologies Engineering Ltd[1]	1,141,700	3,296
BOC Aviation Ltd.[1]	378,700	3,275
Caterpillar Inc.	14,767	2,688
Deutsche Post AG1	45,308	2,242
Trinity Industries, Inc.	81,264	2,145
RELX PLC[1]	75,368	1,854
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1]	76,271	1,479
Stanley Black & Decker, Inc.	7,147	1,276
Union Pacific Corp.	6,033	1,256
BAE Systems PLC[1]	162,460	1,087
ABB Ltd.[1]	36,607	1,024
CCR SA, ordinary nominative	320,739	832
ComfortDelGro Corp., Ltd.[1]	643,200	813
Lockheed Martin Corp.	2,118	752
ALD SA1	52,301	735
Cummins Inc.	2,832	643
Melrose Industries PLC[1,2]	200,791	490
General Dynamics Corp.	2,392	356
Honeywell International Inc.	1,235	263
L3Harris Technologies, Inc.	655	124
		46,872

Materials 3.88%
Dow Inc.	143,551	7,967
Rio Tinto PLC[1]	93,848	7,022
BHP Group PLC[1]	250,488	6,601
LyondellBasell Industries NV	54,261	4,974
Vale SA, ordinary nominative	100,331	1,689
Vale SA, ordinary nominative (ADR)	87,319	1,464
Fortescue Metals Group Ltd.[1]	138,322	2,501
Evonik Industries AG1	74,726	2,435
Nutrien Ltd.	30,705	1,479
BASF SE1	18,013	1,422
Asahi Kasei Corp.[1]	121,900	1,254
Amcor PLC (CDI)[1]	90,984	1,081
Celanese Corp.	6,820	886
Nexa Resources SA4	49,159	474
CRH PLC[1]	9,678	409

102	American Funds Insurance Series

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Linde PLC	1,401	$369
WestRock Co.	7,219	314
Air Products and Chemicals, Inc.	704	192
		42,533

Consumer discretionary 1.23%
McDonald’s Corp.	10,713	2,299
Kering SA1	2,740	1,992
Hasbro, Inc.	17,740	1,659
Sands China Ltd.[1]	290,000	1,275
Home Depot, Inc.	4,332	1,151
Gree Electric Appliances, Inc. of Zhuhai, Class A1	109,338	1,038
LVMH Moët Hennessy-Louis Vuitton SE1	1,515	946
Taylor Wimpey PLC[1,2]	307,380	699
Starbucks Corp.	5,854	626
VF Corp.	6,812	582
Industria de Diseño Textil, SA1	15,355	489
YUM! Brands, Inc.	3,958	430
Cie. Financière Richemont SA, Class A1	3,565	322
		13,508

Total common stocks (cost: $658,866,000)		801,638

Preferred securities 0.18%
Information technology 0.18%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	29,272	1,987

Total preferred securities (cost: $1,093,000)		1,987

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	7,130	2

Total rights & warrants (cost: $0)		2

Convertible stocks 1.26%
Utilities 0.57%
Sempra Energy, Series A, convertible preferred shares, 6.00% 2021	17,965	1,792
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	29,485	1,745
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	16,000	1,605
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	15,148	767
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	6,400	321
		6,230

Information technology 0.35%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	2,746	3,906

Health care 0.21%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[4]	1,745	2,270

Industrials 0.10%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[4]	10,100	1,130

American Funds Insurance Series	103

Capital Income Builder

Convertible stocks (continued)	Shares	Value (000)
Consumer discretionary 0.03%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,948	$301

Total convertible stocks (cost: $11,489,000)		13,837

Convertible bonds & notes 0.07%	Principal amount (000)
Consumer discretionary 0.07%
Carnival Corp., convertible notes, 5.75% 2023[3]	$110	261
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[3]	392	523
		784

Total convertible bonds & notes (cost: $540,000)		784

Bonds, notes & other debt instruments 20.79%
U.S. Treasury bonds & notes 9.20%
U.S. Treasury 8.40%
U.S. Treasury 0.125% 2022	20,800	20,806
U.S. Treasury 0.125% 2022	9,600	9,601
U.S. Treasury 0.125% 2022	5,850	5,851
U.S. Treasury 0.125% 2022	2,600	2,600
U.S. Treasury 0.125% 2022	2,500	2,501
U.S. Treasury 0.25% 2025	7,612	7,582
U.S. Treasury 0.375% 2025	907	910
U.S. Treasury 0.375% 2025	850	851
U.S. Treasury 2.00% 2025[5]	10,000	10,773
U.S. Treasury 1.875% 2026	6,300	6,795
U.S. Treasury 2.00% 2026[5]	2,800	3,047
U.S. Treasury 0.50% 2027	2,900	2,892
U.S. Treasury 0.875% 2030	3,154	3,142
U.S. Treasury 1.125% 2040[5]	2,400	2,278
U.S. Treasury 1.375% 2050[5]	13,332	12,475
		92,104

U.S. Treasury inflation-protected securities 0.80%
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	4,133	4,445
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	2,226	2,484
U.S. Treasury Inflation-Protected Security 0.25% 2050[5,6]	1,544	1,840
		8,769

Total U.S. Treasury bonds & notes		100,873

Corporate bonds, notes & loans 5.98%
Health care 0.87%
Abbott Laboratories 3.75% 2026	240	281
AbbVie Inc. 2.95% 2026	369	409
AbbVie Inc. 4.25% 2049	92	116
Amgen Inc. 3.375% 2050	150	168
AstraZeneca PLC 3.375% 2025	200	225
Becton, Dickinson and Company 3.70% 2027	930	1,067
Boston Scientific Corp. 2.65% 2030	250	268
Centene Corp. 4.625% 2029	530	589
Centene Corp. 3.375% 2030	179	189
Novartis Capital Corp. 1.75% 2025	208	218
Novartis Capital Corp. 2.00% 2027	120	128
Partners HealthCare System, Inc. 3.192% 2049	210	232
Pfizer Inc. 2.70% 2050	425	457
Regeneron Pharmaceuticals, Inc. 1.75% 2030	54	53
Regeneron Pharmaceuticals, Inc. 2.80% 2050	109	106
Shire PLC 3.20% 2026	182	204
Takeda Pharmaceutical Company, Ltd. 4.40% 2023	1,330	1,475
Tenet Healthcare Corp. 7.50% 2025[3]	325	356

104	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Co. BV 6.00% 2024	$700	$744
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,375	1,324
Teva Pharmaceutical Finance Co. BV 4.10% 2046	300	268
Thermo Fisher Scientific Inc. 4.497% 2030	95	119
UnitedHealth Group Inc. 2.375% 2024	35	37
UnitedHealth Group Inc. 4.45% 2048	170	235
Upjohn Inc. 2.70% 2030[3]	83	88
Upjohn Inc. 3.85% 2040[3]	32	36
Upjohn Inc. 4.00% 2050[3]	70	80
		9,472

Energy 0.82%
Apache Corp. 4.25% 2030	385	405
Baker Hughes, a GE Co. 4.08% 2047	37	42
BP Capital Markets America Inc. 3.633% 2030	360	419
BP Capital Markets America Inc. 2.772% 2050	90	89
BP Capital Markets America Inc. 2.939% 2051	80	82
Canadian Natural Resources Ltd. 3.85% 2027	185	208
Canadian Natural Resources Ltd. 2.95% 2030	83	89
Canadian Natural Resources Ltd. 4.95% 2047	91	115
Cenovus Energy Inc. 5.40% 2047	75	88
Cheniere Energy, Inc. 3.70% 2029	252	281
Concho Resources Inc. 4.30% 2028	210	248
Enbridge Energy Partners, LP 7.375% 2045	37	56
Energy Transfer Operating, LP 5.00% 2050	361	391
Energy Transfer Partners, LP 5.30% 2047	60	67
Energy Transfer Partners, LP 6.00% 2048	161	192
Energy Transfer Partners, LP 6.25% 2049	150	181
Enterprise Products Operating LLC 3.20% 2052	24	24
EQT Corp. 5.00% 2029	35	37
Equinor ASA 2.375% 2030	365	391
Exxon Mobil Corp. 2.995% 2039	200	217
Exxon Mobil Corp. 3.452% 2051	72	82
Kinder Morgan, Inc. 5.05% 2046	925	1,134
MPLX LP 5.50% 2049	625	823
ONEOK, Inc. 3.10% 2030	42	45
ONEOK, Inc. 4.95% 2047	51	57
ONEOK, Inc. 5.20% 2048	184	215
ONEOK, Inc. 7.15% 2051	97	134
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	150	149
Petrobras Global Finance Co. 5.60% 2031	150	173
Petróleos Mexicanos 7.69% 2050	75	76
Pioneer Natural Resources Company 1.90% 2030	163	162
Plains All American Pipeline, LP 3.80% 2030	11	12
Sabine Pass Liquefaction, LLC 4.50% 2030[3]	215	255
Shell International Finance BV 2.00% 2024	420	443
Total Capital International 2.434% 2025	175	187
Total Capital International 3.127% 2050	250	271
TransCanada PipeLines Ltd. 4.10% 2030	205	242
TransCanada PipeLines Ltd. 5.10% 2049	425	569
Williams Companies, Inc. 3.50% 2030	216	245
Williams Partners LP 6.30% 2040	95	126
		9,022

Financials 0.82%
Allstate Corp. 3.85% 2049	170	214
American International Group, Inc. 4.375% 2050	250	327
AON Corp. 2.20% 2022	249	258
Bank of America Corp. 0.81% 2024 (USD-SOFR + 0.74% on 10/24/2023)[7]	150	151
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[7]	1,125	1,140

American Funds Insurance Series	105

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[7]	$540	$576
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,7]	500	589
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[7]	150	154
Goldman Sachs Group, Inc. 3.50% 2025	177	197
Goldman Sachs Group, Inc. 2.60% 2030	400	431
Hartford Financial Services Group, Inc. 2.80% 2029	300	326
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[7]	500	532
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[7]	250	289
JPMorgan Chase & Co. 1.764% 2031 (USD-SOFR + 1.05% on 11/19/2030)[7]	120	121
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[7]	475	511
JPMorgan Chase & Co. 2.525% 2041 (USD-SOFR + 1.51% on 11/19/2040)[7]	75	77
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[7]	241	268
Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[7]	390	430
MetLife, Inc. 4.55% 2030	190	238
Metropolitan Life Global Funding I 1.95% 2023[3]	380	392
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	290	327
Morgan Stanley 3.70% 2024	260	290
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[7]	100	101
Morgan Stanley 5.597% 2051 (USD-SOFR + 4.84% on 3/24/2050)[7]	115	185
Navient Corp. 5.00% 2027	150	152
New York Life Global Funding 3.00% 2028[3]	150	168
New York Life Insurance Company 3.75% 2050[3]	62	74
Travelers Companies, Inc. 4.10% 2049	130	171
Wells Fargo & Company 4.60% 2021	300	303
		8,992

Communication services 0.77%
Alphabet Inc. 2.05% 2050	80	76
AT&T Inc. 2.25% 2032	75	76
AT&T Inc. 3.50% 2041	75	81
AT&T Inc. 3.50% 2053[3]	624	624
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[3]	235	250
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	158	167
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[3]	360	380
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[3]	950	1,016
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	65	79
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	100	104
CenturyLink, Inc. 7.50% 2024	300	340
Comcast Corp. 3.75% 2040	138	166
Comcast Corp. 2.80% 2051	200	208
Discovery Communications, Inc. 4.65% 2050	139	174
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[3]	630	643
Sprint Corp. 11.50% 2021	1,425	1,549
Sprint Corp. 6.875% 2028	325	429
T-Mobile US, Inc. 3.875% 2030[3]	625	725
T-Mobile US, Inc. 3.00% 2041[3]	100	104
T-Mobile US, Inc. 3.30% 2051[3]	186	192
Verizon Communications Inc. 4.329% 2028	192	231
Verizon Communications Inc. 3.875% 2029	25	30
Verizon Communications Inc. 4.016% 2029	215	255
Verizon Communications Inc. 1.75% 2031	98	98
Verizon Communications Inc. 2.875% 2050	125	126
Vodafone Group PLC 4.25% 2050	75	93
Walt Disney Co. 4.625% 2040	120	160
		8,376

106	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.67%
AEP Transmission Co. LLC 3.15% 2049	$60	$67
AEP Transmission Co. LLC 3.80% 2049	45	56
AEP Transmission Co. LLC 3.65% 2050	75	91
American Electric Power Company, Inc. 3.65% 2021	300	309
American Electric Power Company, Inc. 1.00% 2025	25	25
CenterPoint Energy, Inc. 2.95% 2030	345	376
Connecticut Light and Power Co. 3.20% 2027	445	500
Consumers Energy Co. 3.10% 2050	159	184
Duke Energy Florida, LLC 2.50% 2029	430	470
Edison International 3.55% 2024	375	404
Edison International 5.75% 2027	158	189
Edison International 4.125% 2028	332	370
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]	120	140
Evergy Metro, Inc. 2.25% 2030	125	132
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[7]	50	55
FirstEnergy Corp. 2.25% 2030	162	157
FirstEnergy Corp. 2.65% 2030	493	495
Jersey Central Power & Light Co. 4.30% 2026[3]	115	129
NSTAR Electric Co. 3.95% 2030	50	61
Pacific Gas and Electric Co. 2.95% 2026	97	103
Pacific Gas and Electric Co. 3.75% 2028	105	115
Pacific Gas and Electric Co. 4.65% 2028	284	325
Pacific Gas and Electric Co. 2.50% 2031	450	451
Pacific Gas and Electric Co. 3.30% 2040	100	100
Pacific Gas and Electric Co. 3.50% 2050	325	324
Public Service Company of Colorado 3.80% 2047	20	25
San Diego Gas & Electric Co. 3.75% 2047	227	266
San Diego Gas & Electric Co. 4.10% 2049	115	144
Southern California Edison Co. 4.125% 2048	235	281
Southern California Edison Co. 3.65% 2050	298	339
Southern California Edison Co., Series C, 3.60% 2045	256	284
Virginia Electric and Power Co. 2.45% 2050	25	25
Xcel Energy Inc. 2.60% 2029	175	189
Xcel Energy Inc. 3.50% 2049	145	170
		7,351

Consumer discretionary 0.63%
Amazon.com, Inc. 2.50% 2050	75	78
Amazon.com, Inc. 2.70% 2060	30	32
Bayerische Motoren Werke AG 4.15% 2030[3]	290	351
Carnival Corp. 11.50% 2023[3]	775	897
Carnival Corp. 10.50% 2026[3]	165	192
Ford Motor Co. 9.625% 2030	50	71
General Motors Company 5.95% 2049	90	122
Home Depot, Inc. 3.35% 2050	350	417
PetSmart, Inc. 7.125% 2023[3]	125	125
Royal Caribbean Cruises Ltd. 10.875% 2023[3]	600	684
Royal Caribbean Cruises Ltd. 11.50% 2025[3]	1,210	1,416
Toyota Motor Credit Corp. 2.15% 2022	505	521
Toyota Motor Credit Corp. 2.60% 2022	856	876
Toyota Motor Credit Corp. 3.00% 2025	1,010	1,111
		6,893

Consumer staples 0.46%
Altria Group, Inc. 5.95% 2049	327	458
Anheuser-Busch Co. / InBev Worldwide 4.90% 2046	420	548
British American Tobacco PLC 3.215% 2026	250	276
British American Tobacco PLC 3.557% 2027	660	735
British American Tobacco PLC 4.906% 2030	350	423
British American Tobacco PLC 4.54% 2047	73	81

American Funds Insurance Series	107

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 4.758% 2049	$130	$151
Coca-Cola Co. 1.375% 2031	100	100
Coca-Cola Co. 2.50% 2051	65	67
Conagra Brands, Inc. 5.30% 2038	18	24
Conagra Brands, Inc. 5.40% 2048	52	74
Constellation Brands, Inc. 3.15% 2029	190	212
Constellation Brands, Inc. 2.875% 2030	210	230
Keurig Dr Pepper Inc. 3.20% 2030	25	28
Keurig Dr Pepper Inc. 5.085% 2048	64	91
Keurig Dr Pepper Inc. 3.80% 2050	51	61
Kimberly-Clark Corp. 3.10% 2030	56	65
Kraft Heinz Company 3.00% 2026	100	104
Molson Coors Brewing Co. 4.20% 2046	65	75
PepsiCo, Inc. 1.40% 2031	40	40
PepsiCo, Inc. 3.625% 2050	240	305
Philip Morris International Inc. 3.375% 2029	450	516
Procter & Gamble Company 0.55% 2025	185	187
Wal-Mart Stores, Inc. 2.85% 2024	210	227
		5,078

Industrials 0.45%
Boeing Company 2.70% 2022	300	308
Boeing Company 2.75% 2026	91	96
Boeing Company 2.95% 2030	190	197
Boeing Company 3.60% 2034	90	95
Boeing Company 5.805% 2050	235	325
Carrier Global Corp. 2.242% 2025	102	108
Carrier Global Corp. 2.493% 2027	84	91
Carrier Global Corp. 2.722% 2030	74	79
CSX Corp. 4.75% 2048	50	68
CSX Corp. 3.35% 2049	310	354
CSX Corp. 2.50% 2051	50	50
General Electric Co. 3.45% 2027	50	56
General Electric Co. 4.25% 2040	75	89
General Electric Co. 4.35% 2050	50	61
Honeywell International Inc. 2.15% 2022	305	313
Honeywell International Inc. 2.30% 2024	175	187
Honeywell International Inc. 2.70% 2029	70	78
Norfolk Southern Corp. 3.00% 2022	224	230
Raytheon Technologies Corp. 3.125% 2050	125	138
TransDigm Inc. 6.50% 2024	455	464
TransDigm Inc. 8.00% 2025[3]	230	255
TransDigm Inc. 6.25% 2026[3]	445	474
Union Pacific Corp. 3.70% 2029	430	499
Union Pacific Corp. 4.30% 2049	110	144
Union Pacific Corp. 3.25% 2050	53	60
Union Pacific Corp. 3.95% 2059	45	56
Westinghouse Air Brake Technologies Corp. 4.40% 2024[7]	39	43
		4,918

Information technology 0.35%
Adobe Inc. 2.30% 2030	645	698
Apple Inc. 0.55% 2025	125	126
Apple Inc. 2.40% 2050	75	77
Broadcom Inc. 5.00% 2030	420	511
Broadcom Ltd. 3.875% 2027	370	416
Fiserv, Inc. 3.50% 2029	870	995
Intuit Inc. 0.95% 2025	50	51
Lenovo Group Ltd. 5.875% 2025	400	461

108	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Microsoft Corp. 2.525% 2050	$227		$239
Oracle Corp. 3.60% 2050	150		175
ServiceNow, Inc. 1.40% 2030	130		127
			3,876

Real estate 0.07%
Corporate Office Properties LP 2.25% 2026	68		71
Equinix, Inc. 2.90% 2026	266		291
Equinix, Inc. 1.55% 2028	25		26
Equinix, Inc. 3.20% 2029	288		318
Equinix, Inc. 3.00% 2050	18		18
Equinix, Inc. 2.95% 2051	25		25
Westfield Corp. Ltd. 3.50% 2029[3]	54		57
			806

Materials 0.07%
Anglo American Capital PLC 5.625% 2030[3]	240		306
Braskem SA 4.50% 2030[3]	200		206
Dow Chemical Co. 4.80% 2049	67		90
LYB International Finance III, LLC 2.25% 2030	32		33
LYB International Finance III, LLC 4.20% 2050	75		88
LYB International Finance III, LLC 3.625% 2051	52		57
			780

Total corporate bonds, notes & loans			65,564

Mortgage-backed obligations 5.07%
Federal agency mortgage-backed obligations 4.46%
Fannie Mae Pool #695412 5.00% 2033[8]	—	[9]	—	[9]
Fannie Mae Pool #MA4124 2.50% 2035[8]	2,633		2,755
Fannie Mae Pool #AD3566 5.00% 2035[8]	2		2
Fannie Mae Pool #MA4228 1.50% 2036[8]	2,670		2,749
Fannie Mae Pool #AC0794 5.00% 2039[8]	10		11
Fannie Mae Pool #931768 5.00% 2039[8]	2		2
Fannie Mae Pool #AE0311 3.50% 2040[8]	17		18
Fannie Mae Pool #932606 5.00% 2040[8]	5		6
Fannie Mae Pool #AJ1873 4.00% 2041[8]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[8]	11		13
Fannie Mae Pool #AE1274 5.00% 2041[8]	9		10
Fannie Mae Pool #AE1277 5.00% 2041[8]	5		6
Fannie Mae Pool #AE1283 5.00% 2041[8]	3		4
Fannie Mae Pool #AE1290 5.00% 2042[8]	6		7
Fannie Mae Pool #AL3829 3.50% 2043[8]	64		70
Fannie Mae Pool #AT7161 3.50% 2043[8]	29		31
Fannie Mae Pool #AR1512 3.50% 2043[8]	14		15
Fannie Mae Pool #AT0412 3.50% 2043[8]	7		8
Fannie Mae Pool #AT3954 3.50% 2043[8]	4		4
Fannie Mae Pool #AT0300 3.50% 2043[8]	3		3
Fannie Mae Pool #AY1829 3.50% 2044[8]	5		6
Fannie Mae Pool #AW8240 3.50% 2044[8]	1		1
Fannie Mae Pool #BE5017 3.50% 2045[8]	36		39
Fannie Mae Pool #BE5009 3.50% 2045[8]	29		31
Fannie Mae Pool #BE8740 3.50% 2047[8]	33		36
Fannie Mae Pool #BE8742 3.50% 2047[8]	10		11
Fannie Mae Pool #BH2848 3.50% 2047[8]	5		5
Fannie Mae Pool #BH2847 3.50% 2047[8]	3		4
Fannie Mae Pool #BH2846 3.50% 2047[8]	4		4
Fannie Mae Pool #BJ5015 4.00% 2047[8]	79		87
Fannie Mae Pool #BH3122 4.00% 2047[8]	3		3
Fannie Mae Pool #BJ4901 3.50% 2048[8]	23		25
Fannie Mae Pool #CA2850 4.00% 2048[8]	91		102

American Funds Insurance Series	109

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BK6840 4.00% 2048[8]	$51	$55
Fannie Mae Pool #BK5232 4.00% 2048[8]	40	45
Fannie Mae Pool #BK9743 4.00% 2048[8]	14	15
Fannie Mae Pool #CA2804 4.50% 2048[8]	654	709
Fannie Mae Pool #BK7665 4.50% 2048[8]	336	373
Fannie Mae Pool #BK0951 4.50% 2048[8]	257	288
Fannie Mae Pool #BK9761 4.50% 2048[8]	14	15
Fannie Mae Pool #CA4151 3.50% 2049[8]	318	350
Fannie Mae Pool #BJ8411 3.50% 2049[8]	67	73
Fannie Mae Pool #CA5540 3.00% 2050[8]	5,289	5,632
Freddie Mac Pool #SB8083 1.50% 2036[8]	285	294
Freddie Mac Pool #Q18236 3.50% 2043[8]	29	31
Freddie Mac Pool #Q19133 3.50% 2043[8]	18	20
Freddie Mac Pool #Q17696 3.50% 2043[8]	16	18
Freddie Mac Pool #Q15874 4.00% 2043[8]	2	2
Freddie Mac Pool #Q52069 3.50% 2047[8]	48	52
Freddie Mac Pool #Q55056 3.50% 2048[8]	60	65
Freddie Mac Pool #Q54709 3.50% 2048[8]	36	39
Freddie Mac Pool #Q54701 3.50% 2048[8]	34	37
Freddie Mac Pool #Q54782 3.50% 2048[8]	30	32
Freddie Mac Pool #Q54781 3.50% 2048[8]	27	30
Freddie Mac Pool #Q54700 3.50% 2048[8]	26	29
Freddie Mac Pool #Q55060 3.50% 2048[8]	19	20
Freddie Mac Pool #Q56591 3.50% 2048[8]	18	19
Freddie Mac Pool #Q56590 3.50% 2048[8]	17	18
Freddie Mac Pool #Q56589 3.50% 2048[8]	16	17
Freddie Mac Pool #Q54698 3.50% 2048[8]	14	15
Freddie Mac Pool #Q54699 3.50% 2048[8]	13	14
Freddie Mac Pool #Q54831 3.50% 2048[8]	9	10
Freddie Mac Pool #G67711 4.00% 2048[8]	440	486
Freddie Mac Pool #Q56599 4.00% 2048[8]	57	63
Freddie Mac Pool #Q56175 4.00% 2048[8]	43	47
Freddie Mac Pool #Q55971 4.00% 2048[8]	38	42
Freddie Mac Pool #Q56576 4.00% 2048[8]	29	31
Freddie Mac Pool #Q55970 4.00% 2048[8]	19	21
Freddie Mac Pool #Q58411 4.50% 2048[8]	116	129
Freddie Mac Pool #Q58436 4.50% 2048[8]	52	59
Freddie Mac Pool #Q58378 4.50% 2048[8]	43	48
Freddie Mac Pool #Q57242 4.50% 2048[8]	31	34
Freddie Mac Pool #RA1463 3.50% 2049[8]	216	238
Freddie Mac Pool #QA2748 3.50% 2049[8]	29	32
Freddie Mac Pool #SD7512 3.00% 2050[8]	6,954	7,446
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[8]	390	418
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[8,10]	390	410
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[8,10]	193	203
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[8,10]	149	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[8]	121	132
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[8]	36	39
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[8]	1,422	1,553
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[8]	1,026	1,118
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[8]	715	777
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[8]	34	37
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[8]	15	16
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[8]	1,440	1,524
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[8]	2,121	2,232
Government National Mortgage Assn. 2.00% 2051[8,11]	3,390	3,533
Government National Mortgage Assn. 2.00% 2051[8,11]	1,710	1,786

110	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. 2.50% 2051[8,11]	$2,650		$2,794
Government National Mortgage Assn. 3.50% 2051[8,11]	21		22
Government National Mortgage Assn. 3.50% 2051[8,11]	21		22
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[8]	1,476		1,597
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[8]	165		179
Government National Mortgage Assn. Pool #694836 5.661% 2059[8]	1		1
Government National Mortgage Assn. Pool #765152 4.14% 2061[8]	—	[9]	—	[9]
Government National Mortgage Assn. Pool #766525 4.70% 2062[8]	—	[9]	—	[9]
Government National Mortgage Assn. Pool #777452 3.676% 2063[8]	6		7
Government National Mortgage Assn. Pool #767639 3.913% 2063[8]	9		9
Government National Mortgage Assn. Pool #AA1709 4.343% 2063[8]	4		4
Government National Mortgage Assn. Pool #725893 5.20% 2064[8]	1		1
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[8]	2		2
Uniform Mortgage-Backed Security 1.50% 2036[8,11]	1,632		1,676
Uniform Mortgage-Backed Security 2.00% 2036[8,11]	2,100		2,193
Uniform Mortgage-Backed Security 3.50% 2051[8,11]	1,775		1,879
Uniform Mortgage-Backed Security 4.50% 2051[8,11]	1,477		1,603
			48,998

Collateralized mortgage-backed obligations (privately originated) 0.45%
Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 2029[3,8,10]	295		297
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,8,10]	194		194
Citigroup Mortgage Loan Trust Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,8,10]	75		76
Finance of America HECM Buyout, Series 2020-HB1, Class A, 2.012% 2030[3,8,10]	592		597
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,8,10]	213		215
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,8,10]	186		186
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[3,8,10]	1,000		1,001
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.996% 2053[3,8,10]	175		175
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[3,8,10]	279		280
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[3,8,10]	82		83
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[3,8,10]	58		58
New York Mortgage Trust, Series 2020-SP1, Class A1, 3.962% 2060[3,8]	302		305
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,8,10]	106		108
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[3,8,10]	115		119
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[3,8,10]	94		97
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[3,8,10]	261		274
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[3,8,10]	63		66
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,8]	787		806
			4,937

Commercial mortgage-backed securities 0.16%
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.079% 2025[3,8,10]	243		239
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.309% 2038[3,8,10]	300		299
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,3,8,10]	1,057		1,057
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.398% 2049[3,8,10]	150		141
			1,736

Total mortgage-backed obligations			55,671

Asset-backed obligations 0.35%
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,8]	297		303
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[3,8]	100		102
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,8]	372		380
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,8]	95		97

American Funds Insurance Series	111

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,8]		$95	$97
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,8]		95	97
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[3,8]		40	40
Drivetime Auto Owner Trust, Series 2020-1, Class A, 1.94% 2023[3,8]		222	223
Exeter Automobile Receivables Trust, Series 2019-4A, Class A, 2.18% 2023[3,8]		96	97
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,8]		425	428
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,8]		678	682
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[3,8]		172	173
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[3,8,10]		226	231
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15% 2023[3,8]		845	851
			3,801

Bonds & notes of governments & government agencies outside the U.S. 0.13%
Portuguese Republic 5.125% 2024		18	21
Qatar (State of) 4.50% 2028		200	243
Saudi Arabia (Kingdom of) 3.625% 2028		200	225
United Mexican States, Series M, 6.50% 2021	MXN	15,000	760
United Mexican States 3.25% 2030		$200	216
			1,465

Municipals 0.06%
Illinois 0.02%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033		225	242

South Carolina 0.04%
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035		350	429

Total municipals			671

Total bonds, notes & other debt instruments (cost: $218,849,000)			228,045

Short-term securities 5.28%	Shares
Money market investments 5.28%
Capital Group Central Cash Fund 0.12%[12,13]		567,564	56,762
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02% [12,14]		1,184,688	1,185

Total short-term securities (cost: $57,947,000)			57,947

Total investment securities 100.66% (cost: $948,784,000)			1,104,240
Other assets less liabilities (0.66)%			(7,288)

Net assets 100.00%			$1,096,952

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
90 Day Euro Dollar Futures	Short	80	March 2021	$(20,000)	$(19,966)	$(13)
2 Year U.S. Treasury Note Futures	Short	8	April 2021	(1,600)	(1,768)	(1)
5 Year U.S. Treasury Note Futures	Long	83	April 2021	8,300	10,472	23
10 Year U.S. Treasury Note Futures	Long	14	March 2021	1,400	1,933	2
10 Year Ultra U.S. Treasury Note Futures	Short	38	March 2021	(3,800)	(5,942)	14

112	American Funds Insurance Series

Capital Income Builder

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
20 Year U.S. Treasury Bond Futures	Long	6	March 2021	$600	$1,039	$(10)
30 Year Ultra U.S. Treasury Bond Futures	Long	48	March 2021	4,800	10,251	(65)

						$(50)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation) at 12/31/2020 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
MXN3,100	USD154	HSBC Bank	1/8/2021	$ 1
GBP1,594	USD2,151	Bank of New York Mellon	1/11/2021	29
GBP382	USD519	Goldman Sachs	1/11/2021	4
USD169	GBP127	Bank of New York Mellon	1/11/2021	(4)
USD2,663	GBP1,985	Standard Chartered Bank	1/11/2021	(52)

				$ (22)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
U.S. EFFR	0.11%	5/18/2024	$6,200	$7	$—	$7
3-month USD-LIBOR	0.337%	5/18/2025	21,500	23	—	23
U.S. EFFR	0.1275%	6/25/2025	2,700	10	—	10
U.S. EFFR	0.105%	6/30/2025	2,700	13	—	13
U.S. EFFR	0.0975%	6/30/2025	1,460	8	—	8
U.S. EFFR	0.106%	6/30/2025	1,190	6	—	6
U.S. EFFR	0.10875%	7/6/2025	2,600	13	—	13
U.S. EFFR	0.105%	7/9/2025	1,300	7	—	7
U.S. EFFR	0.0995%	7/9/2025	1,300	7	—	7
U.S. EFFR	0.099%	7/10/2025	3,000	16	—	16
3-month USD-LIBOR	0.5935%	5/18/2030	7,200	187	—	187
3-month USD-LIBOR	0.807%	5/18/2050	1,800	272	—	272

					$—	$569

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
5.00%/Quarterly	CDX.NA.HY.25	6/20/2025	$3,335	$309	$157	$152

American Funds Insurance Series	113

Capital Income Builder

Investments in affiliates13

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.17%
Money market investments 5.17%
Capital Group Central Cash Fund 0.12%[12]	$76,520	$398,466	$418,149	$52	$(127)	$56,762	$436

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $323,175,000, which represented 29.46% of the net assets of the fund. This amount includes $322,118,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,651,000, which represented 2.34% of the net assets of the fund.

[4]

All or a portion of this security was on loan. The total value of all such securities was $5,528,000, which represented ..50% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,268,000, which represented .21% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate may change at a later date.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Amount less than one thousand.
[10]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[11]	Purchased on a TBA basis.
[12]	Rate represents the seven-day yield at 12/31/2020.
[13]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

Auth. = Authority

CAD = Canadian dollars

CDI = CREST Depository Interest

EFFR = Effective Federal Funds Rate

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

114	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2020

Common stocks 65.78%	Shares	Value (000)
Information technology 16.49%
Microsoft Corp.	4,891,900	$1,088,056
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,056,700	660,423
Broadcom Inc.	1,490,000	652,397
ASML Holding NV (New York registered) (ADR)	795,900	388,177
ASML Holding NV1	70,000	33,828
MKS Instruments, Inc.	2,200,000	330,990
Flex Ltd.[2]	14,500,000	260,710
FleetCor Technologies, Inc.[2]	900,000	245,547
Dell Technologies Inc., Class C2	3,250,000	238,193
VeriSign, Inc.[2]	1,100,000	238,040
Mastercard Inc., Class A	510,000	182,039
Visa Inc., Class A	700,200	153,155
RingCentral, Inc., Class A2	221,100	83,790
PayPal Holdings, Inc.[2]	316,300	74,077
Shopify Inc., Class A, subordinate voting shares[2]	55,800	63,163
Intel Corp.	1,250,000	62,275
Okta, Inc., Class A2	174,680	44,414
NVIDIA Corp.	68,566	35,805
MongoDB, Inc., Class A2	94,819	34,044
Smartsheet Inc., Class A2	311,910	21,612
		4,890,735

Health care 10.70%
Johnson & Johnson	3,885,000	611,421
UnitedHealth Group Inc.	1,322,300	463,704
Humana Inc.	865,000	354,884
Cigna Corp.	1,275,000	265,429
Thermo Fisher Scientific Inc.	507,000	236,150
Abbott Laboratories	2,000,000	218,980
Daiichi Sankyo Company, Ltd.[1]	3,873,900	132,799
Vertex Pharmaceuticals Inc.[2]	550,000	129,987
Merck & Co., Inc.	1,400,000	114,520
Pfizer Inc.	3,060,000	112,639
Gilead Sciences, Inc.	1,600,000	93,216
Regeneron Pharmaceuticals, Inc.[2]	150,000	72,466
Zoetis Inc., Class A	434,700	71,943
IDEXX Laboratories, Inc.[2]	94,102	47,039
Allakos Inc.[2]	293,700	41,118
Cortexyme, Inc.[2,3]	1,218,038	33,837
Centene Corp.[2]	562,770	33,783
Ultragenyx Pharmaceutical Inc.[2]	217,400	30,095
AbCellera Biologics Inc.[2,3]	625,100	25,154
Viatris Inc.[2]	1,121,937	21,025
Sarepta Therapeutics, Inc.[2]	115,700	19,726
Bluebird Bio, Inc.[2]	378,900	16,395
NuCana PLC (ADR)[2,4]	2,977,153	13,367
Rotech Healthcare Inc.[1,2,5,6]	184,138	13,074
Advanz Pharma Corp. Ltd.[2,6]	175,310	773
Advanz Pharma Corp. Ltd.[2]	41,657	184
		3,173,708

Financials 10.36%
Chubb Ltd.	2,200,000	338,624
First Republic Bank	1,780,000	261,535
Capital One Financial Corp.	2,000,000	197,700
CME Group Inc., Class A	977,200	177,899
JPMorgan Chase & Co.	1,400,000	177,898
Bank of America Corp.	5,750,000	174,283
Synchrony Financial	5,000,000	173,550
The Blackstone Group Inc., Class A	2,190,950	141,995
Sberbank of Russia PJSC (ADR)[1]	9,788,000	141,103
Citigroup Inc.	2,250,000	138,735

American Funds Insurance Series	115

Asset Allocation Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Apollo Global Management, Inc., Class A	2,769,732	$135,661
Aon PLC, Class A	620,000	130,987
Arch Capital Group Ltd.[2]	3,234,000	116,650
Nasdaq, Inc.	844,100	112,046
MSCI Inc.	225,200	100,559
Intercontinental Exchange, Inc.	840,000	96,844
Truist Financial Corp.	1,966,000	94,230
PNC Financial Services Group, Inc.	500,000	74,500
Kotak Mahindra Bank Ltd.[1,2]	2,713,240	74,253
RenaissanceRe Holdings Ltd.	357,000	59,198
Ares Management Corp., Class A	1,015,403	47,775
BlackRock, Inc.	56,000	40,406
S&P Global Inc.	102,000	33,530
Berkshire Hathaway Inc., Class A2	61	21,217
Tradeweb Markets Inc., Class A	156,400	9,767
Jonah Energy Parent LLC[1,2,5]	32,117	482
		3,071,427

Consumer discretionary 6.66%
Amazon.com, Inc.[2]	134,822	439,106
Aramark	8,000,000	307,840
Home Depot, Inc.	1,113,000	295,635
General Motors Company	4,100,000	170,724
LVMH Moët Hennessy-Louis Vuitton SE1	256,896	160,516
MercadoLibre, Inc.[2]	91,300	152,948
Kontoor Brands, Inc.[4]	3,700,000	150,072
VF Corp.	1,000,000	85,410
Darden Restaurants, Inc.	627,109	74,701
NIKE, Inc., Class B	357,000	50,505
Restaurant Brands International Inc.	595,000	36,360
Booking Holdings Inc.[2]	12,750	28,398
XPeng Inc., Class A (ADR)[2,3]	517,000	22,143
		1,974,358

Consumer staples 5.31%
Philip Morris International Inc.	7,543,000	624,485
Nestlé SA1	2,700,000	317,868
Nestlé SA (ADR)	665,000	78,337
British American Tobacco PLC (ADR)	3,919,700	146,949
British American Tobacco PLC[1]	1,060,000	39,427
Altria Group, Inc.	3,750,000	153,750
Mondelez International, Inc.	1,200,000	70,164
Colgate-Palmolive Company	677,300	57,916
Archer Daniels Midland Company	1,000,000	50,410
Avenue Supermarts Ltd.[1,2]	970,539	36,704
		1,576,010

Communication services 5.01%
Charter Communications, Inc., Class A2	754,600	499,206
Facebook, Inc., Class A2	952,100	260,076
Comcast Corp., Class A	4,278,910	224,215
Alphabet Inc., Class C2	78,600	137,698
Alphabet Inc., Class A2	27,616	48,401
Netflix, Inc.[2]	226,700	122,583
New York Times Co., Class A	1,450,000	75,066
Tencent Holdings Ltd.[1]	965,000	70,510
Activision Blizzard, Inc.	519,500	48,235
		1,485,990

116	American Funds Insurance Series

Asset Allocation Fund

Common stocks (continued)	Shares	Value (000)
Industrials 4.28%
Northrop Grumman Corp.	1,211,900	$369,290
Lockheed Martin Corp.	663,000	235,352
CSX Corp.	2,038,000	184,949
L3Harris Technologies, Inc.	791,100	149,534
Komatsu Ltd.[1]	4,604,900	126,186
Boeing Company	583,000	124,797
Honeywell International Inc.	152,000	32,330
Waste Management, Inc.	214,000	25,237
Cintas Corp.	34,000	12,018
Associated Materials Group Inc.[1,2,5]	1,588,250	9,974
ACR III LSC Holdings LLC[1,2,5]	467	703
		1,270,370

Materials 3.16%
Dow Inc.	4,800,000	266,400
LyondellBasell Industries NV	2,368,100	217,060
Franco-Nevada Corp.	838,620	105,149
Rio Tinto PLC[1]	1,250,000	93,530
Royal Gold, Inc.	695,000	73,920
Nucor Corp.	1,000,000	53,190
First Quantum Minerals Ltd.	2,775,000	49,814
Allegheny Technologies Inc.[2]	2,589,437	43,425
Barrick Gold Corp.	1,455,000	33,145
		935,633

Energy 1.53%
Chevron Corp.	2,100,000	177,345
Pioneer Natural Resources Company	800,000	91,112
EOG Resources, Inc.	1,352,400	67,444
Suncor Energy Inc.	4,000,000	67,091
Rosneft Oil Company PJSC (GDR)[1]	3,730,353	21,035
ConocoPhillips	335,000	13,397
Euronav NV	750,000	6,000
Scorpio Tankers Inc.	345,000	3,860
Oasis Petroleum Inc.[2]	79,058	2,930
Weatherford International[2]	289,547	1,737
Tribune Resources, LLC[1,2,5]	926,514	843
McDermott International, Inc.[2]	40,219	33
Sable Permian Resources, LLC, units[1,2,5]	24,001,604	—	[7]
		452,827

Real estate 1.28%
Crown Castle International Corp. REIT	1,032,335	164,337
American Tower Corp. REIT	328,100	73,645
VICI Properties Inc. REIT	2,805,000	71,528
Alexandria Real Estate Equities, Inc. REIT	399,000	71,110
		380,620

Utilities 1.00%
Enel SpA[1]	24,000,000	242,361
DTE Energy Company	226,000	27,439
Xcel Energy Inc.	400,000	26,668
		296,468

Total common stocks (cost: $11,273,725,000)		19,508,146

American Funds Insurance Series	117

Asset Allocation Fund

Rights & warrants 0.00%	Shares	Value (000)
Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[1,2,5]	311,755	$—	[7]
Tribune Resources, LLC, Class B, warrants, expire 2023[1,2,5]	242,476	—	[7]
Tribune Resources, LLC, Class C, warrants, expire 2023[1,2,5]	227,540	—	[7]

Total rights & warrants (cost: $47,000)		—	[7]

Convertible stocks 0.50%
Information technology 0.29%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	60,000	85,348

Financials 0.15%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[8]	37,778	45,378

Health care 0.06%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	13,300	17,304

Total convertible stocks (cost: $110,591,000)		148,030

Bonds, notes & other debt instruments 30.11%	Principal amount (000)
Corporate bonds, notes & loans 12.99%
Financials 2.27%
ACE INA Holdings Inc. 2.875% 2022	$3,880	4,047
ACE INA Holdings Inc. 3.35% 2026	1,380	1,556
ACE INA Holdings Inc. 4.35% 2045	800	1,085
Advisor Group Holdings, LLC 6.25% 2028[8]	2,445	2,479
AG Merger Sub II, Inc. 10.75% 2027[8]	2,484	2,752
Allstate Corp. 3.85% 2049	950	1,194
Ally Financial Inc. 8.00% 2031	3,000	4,274
American International Group, Inc. 2.50% 2025	15,800	16,992
American International Group, Inc. 4.20% 2028	565	671
American International Group, Inc. 3.40% 2030	4,540	5,203
American International Group, Inc. 4.375% 2050	1,770	2,318
AON Corp. 2.20% 2022	2,236	2,312
Banco Santander, SA 2.749% 2030	5,400	5,578
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[9]	1,278	1,333
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[9]	6,000	6,413
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[9]	2,500	2,534
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[9]	2,345	2,653
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[9]	42,674	43,128
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[9]	11,065	11,215
Bank of America Corp. 2.676% 2041 (USD-SOFR + 1.93% on 6/19/2040)[9]	750	783
Bank of Nova Scotia 1.625% 2023	5,000	5,145
BB&T Corp. 2.625% 2022	2,500	2,557
BB&T Corp. 2.75% 2022	762	784
Berkshire Hathaway Finance Corp. 4.20% 2048	6,570	8,679
Berkshire Hathaway Finance Corp. 4.25% 2049	1,125	1,495
Berkshire Hathaway Inc. 2.20% 2021	500	501
Berkshire Hathaway Inc. 2.75% 2023	1,615	1,696
Berkshire Hathaway Inc. 3.125% 2026	500	559
BNP Paribas 3.375% 2025[8]	3,225	3,538
Citigroup Inc. 2.312% 2022 (USD-SOFR + 0.867% on 11/4/2021)[9]	9,000	9,146
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[9]	3,254	3,585
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[9]	5,575	5,944
CME Group Inc. 3.75% 2028	3,425	4,059
Commonwealth Bank of Australia 3.35% 2024	1,225	1,342
Commonwealth Bank of Australia 3.35% 2024[8]	1,000	1,096
Compass Diversified Holdings 8.00% 2026[8]	3,245	3,419

118	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Crédit Agricole SA 4.375% 2025[8]	$850	$955
Credit Suisse AG (New York Branch) 2.95% 2025	2,700	2,963
Credit Suisse Group AG 3.80% 2023	1,625	1,751
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[8,9]	800	907
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[8,9]	11,625	13,683
Danske Bank AS 2.70% 2022[8]	1,000	1,025
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[9]	5,800	5,935
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[9]	4,050	4,401
DNB Bank ASA 2.375% 2021[8]	2,000	2,018
Ford Motor Credit Co. 3.375% 2025	5,750	5,896
FS Energy and Power Fund 7.50% 2023[8]	2,995	2,883
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[9]	11,150	11,275
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[9]	2,000	2,307
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[9]	390	452
Goldman Sachs Group, Inc. 2.60% 2030	7,000	7,538
Groupe BPCE SA 2.75% 2023[8]	600	628
Groupe BPCE SA 5.70% 2023[8]	3,460	3,918
Groupe BPCE SA 5.15% 2024[8]	2,500	2,849
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[8,9]	6,375	6,530
Hartford Financial Services Group, Inc. 2.80% 2029	3,480	3,786
Hartford Financial Services Group, Inc. 3.60% 2049	1,000	1,175
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[9]	1,500	1,551
HSBC Holdings PLC 4.25% 2024	3,000	3,312
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[9]	625	665
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[9]	6,000	6,240
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[9]	4,675	5,532
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[9]	9,675	11,191
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[9]	12,025	12,439
Icahn Enterprises Finance Corp. 6.25% 2022	5,675	5,702
Icahn Enterprises Finance Corp. 5.25% 2027	1,185	1,273
Intercontinental Exchange, Inc. 2.65% 2040	7,425	7,643
Intercontinental Exchange, Inc. 3.00% 2060	2,380	2,499
Intesa Sanpaolo SpA 3.375% 2023[8]	750	786
Intesa Sanpaolo SpA 3.25% 2024[8]	750	802
Intesa Sanpaolo SpA 5.017% 2024[8]	1,730	1,893
Intesa Sanpaolo SpA 3.875% 2027[8]	300	330
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[9]	4,725	5,066
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[9]	3,955	4,001
JPMorgan Chase & Co. 1.764% 2031 (USD-SOFR + 1.05% on 11/19/2030)[9]	5,000	5,053
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[9]	7,325	7,879
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[9]	3,236	3,603
JPMorgan Chase & Co., Series Z, junior subordinated, 4.014% (3-month USD-LIBOR + 3.80% on 2/1/2021)[9]	500	498
Kasikornbank PC HK 3.343% 2031 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.70% on 10/2/2026)[9]	1,222	1,257
Ladder Capital Corp. 5.25% 2022[8]	475	478
Ladder Capital Corp. 4.25% 2027[8]	3,157	3,110
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[9]	750	784
Lloyds Banking Group PLC 4.05% 2023	2,000	2,187
Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[9]	6,340	6,998
Lloyds Banking Group PLC 4.45% 2025	800	918
Lloyds Banking Group PLC 4.375% 2028	2,150	2,559
LPL Financial Holdings Inc. 4.625% 2027[8]	2,200	2,284
Marsh & McLennan Companies, Inc. 3.875% 2024	820	905
Marsh & McLennan Companies, Inc. 4.375% 2029	1,705	2,076
Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	2,233
MetLife, Inc. 4.55% 2030	3,770	4,715
Metropolitan Life Global Funding I 1.95% 2021[8]	1,250	1,265
Metropolitan Life Global Funding I 1.95% 2023[8]	7,800	8,050

American Funds Insurance Series	119

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Metropolitan Life Global Funding I 0.95% 2025[8]	$18,767	$19,024
MGIC Investment Corp. 5.25% 2028	1,175	1,259
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	1,610	1,665
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,727
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	5,000	5,636
Morgan Stanley 2.50% 2021	3,000	3,019
Morgan Stanley 3.70% 2024	2,410	2,684
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[9]	300	323
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[9]	18,706	18,853
Morgan Stanley 3.125% 2026	325	364
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[9]	6,000	6,518
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[9]	3,000	3,020
Navient Corp. 6.50% 2022	3,675	3,898
Navient Corp. 5.50% 2023	10,165	10,654
Navient Corp. 7.25% 2023	725	796
Navient Corp. 5.875% 2024	1,005	1,070
Navient Corp. 6.125% 2024	8,030	8,597
New York Life Global Funding 1.70% 2021[8]	1,125	1,136
New York Life Global Funding 2.30% 2022[8]	250	257
New York Life Global Funding 0.95% 2025[8]	8,537	8,658
New York Life Global Funding 2.35% 2026[8]	890	951
New York Life Global Funding 1.20% 2030[8]	3,528	3,424
New York Life Insurance Company 3.75% 2050[8]	527	631
Owl Rock Capital Corp. 4.625% 2024[8]	2,305	2,363
Owl Rock Capital Corp. 3.75% 2025	2,874	2,985
Owl Rock Capital Corp. 4.00% 2025	102	107
Owl Rock Capital Corp. 3.375% 2026	1,290	1,308
PNC Bank 2.55% 2021	4,000	4,079
PNC Financial Services Group, Inc. 2.854% 2022[9]	1,445	1,513
PNC Financial Services Group, Inc. 3.50% 2024	3,850	4,198
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,217
PNC Financial Services Group, Inc. 2.55% 2030	2,000	2,192
Power Financial Corp Ltd. 5.25% 2028	383	442
Power Financial Corp Ltd. 6.15% 2028	350	427
Power Financial Corp Ltd. 4.50% 2029	554	611
Power Financial Corp Ltd. 3.95% 2030	1,213	1,298
Progressive Corp. 3.20% 2030	1,380	1,592
Prudential Financial, Inc. 3.878% 2028	500	588
Prudential Financial, Inc. 4.35% 2050	7,000	9,196
Quicken Loans, LLC 3.625% 2029[8]	1,505	1,538
Rabobank Nederland 2.75% 2022	2,250	2,307
Rabobank Nederland 4.375% 2025	4,500	5,138
Royal Bank of Canada 3.20% 2021	12,000	12,115
Royal Bank of Canada 1.15% 2025	11,711	11,972
Skandinaviska Enskilda Banken AB 1.875% 2021	1,675	1,694
Skandinaviska Enskilda Banken AB 2.625% 2021	250	251
Skandinaviska Enskilda Banken AB 2.80% 2022	700	721
Springleaf Finance Corp. 6.125% 2024	5,825	6,371
Starwood Property Trust, Inc. 5.00% 2021	6,625	6,753
Starwood Property Trust, Inc. 5.50% 2023[8]	1,160	1,214
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[8,9]	2,800	3,271
Toronto-Dominion Bank 2.65% 2024	625	670
Toronto-Dominion Bank 0.75% 2025	5,375	5,398
Toronto-Dominion Bank 1.15% 2025	12,000	12,259
Travelers Companies, Inc. 4.00% 2047	860	1,116
Travelers Companies, Inc. 4.10% 2049	910	1,199
Travelers Companies, Inc. 2.55% 2050	172	181
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 1.06% 2025 (72.22% PIK)[10,11,12]	1,460	1,445

120	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[10,12]	$1,795	$1,244
U.S. Bancorp 2.625% 2022	1,805	1,847
U.S. Bancorp 2.40% 2024	2,000	2,133
U.S. Bancorp 3.70% 2024	5,000	5,486
U.S. Bancorp 2.375% 2026	4,000	4,339
UBS Group AG 4.125% 2025[8]	2,750	3,152
UBS Group AG 1.364% 2027 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.08% on 1/30/2026)[8,9]	2,925	2,959
UniCredit SpA 3.75% 2022[8]	5,725	5,934
UniCredit SpA 6.572% 2022[8]	475	501
UniCredit SpA 4.625% 2027[8]	625	712
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[8,9]	1,200	1,353
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[9]	8,000	8,416
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[9]	1,988	2,205
Wells Fargo & Company 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/22/2027)[9]	217	246
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[9]	2,904	3,169
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[9]	12,846	13,604
Wells Fargo & Company 3.068% 2041 (USD-SOFR + 2.53% on 4/30/2040)[9]	3,076	3,351
Westpac Banking Corp. 2.75% 2023	1,750	1,840
Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[9]	8,500	8,914
Westpac Banking Corp. 2.668% 2035 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.75% on 11/15/2030)[9]	3,325	3,429
Westpac Banking Corp. 2.963% 2040	1,500	1,597
		674,041

Utilities 1.54%
AEP Transmission Co. LLC 3.75% 2047	2,390	2,915
AEP Transmission Co. LLC 4.25% 2048	1,524	2,015
AEP Transmission Co. LLC 3.65% 2050	550	669
Ameren Corp. 2.50% 2024	969	1,034
Ameren Corp. 3.50% 2031	4,829	5,560
Ameren Corp. 4.50% 2049	425	579
American Electric Power Company, Inc. 2.95% 2022	3,020	3,155
American Electric Power Company, Inc. 1.00% 2025	625	633
American Electric Power Company, Inc. 2.30% 2030	4,500	4,706
CenterPoint Energy, Inc. 2.50% 2022	900	931
CenterPoint Energy, Inc. 3.85% 2024	3,275	3,585
CenterPoint Energy, Inc. 2.95% 2030	1,350	1,471
CenterPoint Energy, Inc. 3.70% 2049	2,775	3,202
CenterPoint Energy, Inc. 2.90% 2050	350	380
CMS Energy Corp. 3.00% 2026	1,004	1,108
CMS Energy Corp. 3.45% 2027	1,850	2,093
Comisión Federal de Electricidad 4.75% 2027[8]	645	734
Commonwealth Edison Co. 4.35% 2045	1,585	2,070
Commonwealth Edison Co. 4.00% 2048	2,600	3,293
Connecticut Light and Power Co. 0.75% 2025	825	835
Connecticut Light and Power Co. 3.20% 2027	1,525	1,713
Consolidated Edison Co. of New York, Inc. 4.50% 2058	6,100	8,064
Consumers Energy Co. 3.25% 2046	507	580
Consumers Energy Co. 4.05% 2048	3,017	3,954
Consumers Energy Co. 3.10% 2050	1,730	2,004
Consumers Energy Co. 3.75% 2050	1,193	1,500
Dominion Resources, Inc. 2.00% 2021	665	671
Dominion Resources, Inc. 2.75% 2022	800	818
Dominion Resources, Inc. 3.30% 2025	1,164	1,283
Dominion Resources, Inc. 2.85% 2026	750	827
Dominion Resources, Inc., junior subordinated, 3.071% 2024[9]	1,775	1,917
DPL Inc. 4.125% 2025[8]	1,160	1,254

American Funds Insurance Series	121

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
DTE Energy Co. 3.95% 2049	$1,800	$2,337
Duke Energy Carolinas, LLC 3.95% 2028	1,250	1,491
Duke Energy Corp. 0.90% 2025	800	802
Duke Energy Florida, LLC 3.20% 2027	1,445	1,615
Duke Energy Florida, LLC 1.75% 2030	5,000	5,116
Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,387
Duke Energy Ohio, Inc. 2.125% 2030	850	891
Duke Energy Progress Inc. 3.70% 2046	750	907
Duke Energy Progress, LLC 2.50% 2050	1,459	1,471
Edison International 3.55% 2024	4,763	5,133
Edison International 4.95% 2025	250	286
Edison International 5.75% 2027	5,436	6,512
Edison International 4.125% 2028	5,904	6,584
EDP Finance BV 3.625% 2024[8]	4,100	4,478
Electricité de France SA 4.75% 2035[8]	1,250	1,558
Electricité de France SA 4.875% 2038[8]	2,750	3,434
Electricité de France SA 5.60% 2040	525	705
Emera US Finance LP 3.55% 2026	320	360
Enersis Américas SA 4.00% 2026	245	275
Entergy Corp. 2.95% 2026	872	962
Entergy Corp. 3.12% 2027	3,000	3,346
Entergy Corp. 1.60% 2030	875	885
Entergy Corp. 2.80% 2030	4,700	5,081
Entergy Corp. 3.75% 2050	850	987
Entergy Louisiana, LLC 4.20% 2048	4,200	5,475
Entergy Texas, Inc. 1.75% 2031	5,575	5,597
Evergy Metro, Inc. 2.25% 2030	1,320	1,399
Eversource Energy 3.80% 2023	2,730	2,991
Exelon Corp. 3.40% 2026	100	113
Exelon Corp. 4.70% 2050	500	666
Exelon Corp., junior subordinated, 3.497% 2022[9]	1,075	1,118
FirstEnergy Corp. 1.60% 2026	4,160	4,070
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[9]	6,708	7,400
FirstEnergy Corp. 2.25% 2030	25,443	24,629
FirstEnergy Corp. 2.65% 2030	11,581	11,630
FirstEnergy Corp. 3.40% 2050	9,400	9,037
Florida Power & Light Co. 3.15% 2049	1,975	2,276
Gulf Power Co. 3.30% 2027	4,500	5,075
Interstate Power and Light Co. 2.30% 2030	825	874
Jersey Central Power & Light Co. 4.30% 2026[8]	1,790	2,004
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	2,244
Mississippi Power Co. 3.95% 2028	2,814	3,283
National Grid PLC 3.15% 2027[8]	275	306
NextEra Energy Capital Holdings, Inc. 2.75% 2029	641	699
Northern States Power Co. 4.125% 2044	6,000	7,781
Northern States Power Co. 2.60% 2051	147	156
Oncor Electric Delivery Company LLC 2.75% 2024	1,525	1,636
Oncor Electric Delivery Company LLC 0.55% 2025[8]	1,625	1,624
Pacific Gas and Electric Co. 1.75% 2022	1,575	1,580
Pacific Gas and Electric Co. 4.25% 2023	3,445	3,701
Pacific Gas and Electric Co. 3.40% 2024	1,385	1,476
Pacific Gas and Electric Co. 2.95% 2026	7,825	8,282
Pacific Gas and Electric Co. 3.15% 2026	6,925	7,385
Pacific Gas and Electric Co. 2.10% 2027	14,885	15,127
Pacific Gas and Electric Co. 3.30% 2027	5,118	5,484
Pacific Gas and Electric Co. 3.30% 2027	4,775	5,104
Pacific Gas and Electric Co. 3.75% 2028	500	547
Pacific Gas and Electric Co. 4.65% 2028	5,449	6,229
Pacific Gas and Electric Co. 2.50% 2031	21,246	21,300
Pacific Gas and Electric Co. 3.30% 2040	375	375
Pacific Gas and Electric Co. 3.75% 2042	1,505	1,517

122	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.50% 2050	$5,012	$4,993
PacifiCorp., First Mortgage Bonds, 3.60% 2024	5,695	6,210
PacifiCorp., First Mortgage Bonds, 4.125% 2049	5,500	7,072
Peco Energy Co. 2.80% 2050	975	1,038
PG&E Corp. 5.00% 2028	3,850	4,105
Public Service Company of Colorado 2.25% 2022	2,000	2,048
Public Service Company of Colorado 1.90% 2031	2,500	2,612
Public Service Company of Colorado 3.80% 2047	1,720	2,132
Public Service Electric and Gas Co. 3.65% 2028	1,700	1,975
Public Service Electric and Gas Co. 3.20% 2029	2,333	2,663
Public Service Electric and Gas Co. 2.45% 2030	679	738
Public Service Electric and Gas Co. 3.60% 2047	548	661
Public Service Electric and Gas Co. 2.05% 2050	1,840	1,731
Public Service Electric and Gas Co. 3.15% 2050	4,150	4,740
Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,981
Public Service Enterprise Group Inc. 2.25% 2026	345	373
Public Service Enterprise Group Inc. 1.60% 2030	4,375	4,320
Puget Energy, Inc. 6.00% 2021	1,823	1,887
Puget Energy, Inc. 5.625% 2022	1,965	2,081
Puget Sound Energy, Inc. 3.25% 2049	3,000	3,339
San Diego Gas & Electric Co. 1.70% 2030	851	861
San Diego Gas & Electric Co. 6.125% 2037	1,450	1,998
San Diego Gas & Electric Co. 4.50% 2040	750	956
San Diego Gas & Electric Co. 3.75% 2047	331	388
San Diego Gas & Electric Co. 4.10% 2049	1,607	2,008
San Diego Gas & Electric Co. 3.32% 2050	500	570
Southern California Edison Co. 2.90% 2021	8,000	8,033
Southern California Edison Co. 3.70% 2025	611	686
Southern California Edison Co. 3.65% 2028	821	922
Southern California Edison Co. 2.85% 2029	5,450	5,949
Southern California Edison Co. 2.25% 2030	7,642	7,965
Southern California Edison Co. 6.00% 2034	2,500	3,482
Southern California Edison Co. 5.35% 2035	3,000	4,075
Southern California Edison Co. 5.75% 2035	675	933
Southern California Edison Co. 4.00% 2047	1,406	1,652
Southern California Edison Co. 4.125% 2048	2,902	3,468
Southern California Edison Co. 4.875% 2049	3,745	4,946
Southern California Edison Co. 3.65% 2050	1,030	1,171
Southern California Edison Co., Series C, 3.60% 2045	3,840	4,261
Southern California Gas Company 2.55% 2030	4,650	5,047
Talen Energy Corp. 10.50% 2026[8]	885	789
Talen Energy Corp. 7.25% 2027[8]	4,130	4,405
Talen Energy Supply, LLC 7.625% 2028[8]	1,575	1,700
Union Electric Co. 2.625% 2051	5,625	5,896
Virginia Electric and Power Co. 3.80% 2028	2,000	2,343
Virginia Electric and Power Co. 4.00% 2043	969	1,220
Virginia Electric and Power Co. 4.60% 2048	2,650	3,723
Virginia Electric and Power Co. 2.45% 2050	1,825	1,835
Xcel Energy Inc. 3.35% 2026	5,000	5,646
Xcel Energy Inc. 2.60% 2029	4,758	5,155
Xcel Energy Inc. 3.40% 2030	1,000	1,151
Xcel Energy Inc. 6.50% 2036	2,000	3,011
Xcel Energy Inc. 3.50% 2049	1,276	1,496
		456,786

Energy 1.53%
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[8,13]	2,935	22
Antero Resources Corp. 7.875% 2026[8]	207	214
Apache Corp. 4.875% 2027	2,150	2,282
Apache Corp. 4.375% 2028	2,580	2,690

American Funds Insurance Series	123

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Baker Hughes, a GE Co. 4.486% 2030	$1,596	$1,919
Baker Hughes, a GE Co. 4.08% 2047	571	645
BP Capital Markets America Inc. 1.749% 2030	2,024	2,032
BP Capital Markets America Inc. 3.633% 2030	1,190	1,385
BP Capital Markets America Inc. 2.772% 2050	7,552	7,472
BP Capital Markets America Inc. 2.939% 2051	1,260	1,287
Canadian Natural Resources Ltd. 2.95% 2023	1,935	2,024
Canadian Natural Resources Ltd. 2.05% 2025	5,814	6,104
Canadian Natural Resources Ltd. 3.85% 2027	4,448	4,996
Canadian Natural Resources Ltd. 2.95% 2030	10,682	11,439
Canadian Natural Resources Ltd. 4.95% 2047	1,559	1,980
Cenovus Energy Inc. 3.80% 2023	3,970	4,125
Cenovus Energy Inc. 4.25% 2027	5,690	6,216
Cenovus Energy Inc. 6.75% 2039	400	529
Cheniere Energy Partners, LP 5.625% 2026	2,475	2,584
Cheniere Energy, Inc. 4.625% 2028[8]	4,595	4,831
Cheniere Energy, Inc. 3.70% 2029	5,977	6,663
Chesapeake Energy Corp. 4.875% 2022[13]	7,225	361
Chesapeake Energy Corp. 11.50% 2025[8,13]	5,122	904
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[10,12,13]	6,132	5,028
Chevron Corp. 1.995% 2027	2,631	2,791
Chevron Corp. 2.236% 2030	1,862	1,994
Chevron Corp. 2.978% 2040	268	297
Chevron Corp. 3.078% 2050	301	335
Chevron USA Inc. 0.687% 2025	3,135	3,154
Chevron USA Inc. 1.018% 2027	7,311	7,309
CNX Resources Corp. 7.25% 2027[8]	1,725	1,848
CNX Resources Corp. 6.00% 2029[8]	425	436
Comstock Resources, Inc. 9.75% 2026	1,266	1,360
Concho Resources Inc. 4.30% 2028	9,615	11,370
Concho Resources Inc. 2.40% 2031	963	1,010
Concho Resources Inc. 4.85% 2048	750	1,010
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[8,11]	1,084	309
Continental Resources Inc. 5.75% 2031[8]	1,430	1,590
DCP Midstream Operating LP 4.95% 2022	3,145	3,250
Diamond Offshore Drilling, Inc. 4.875% 2043[13]	5,610	711
Enbridge Energy Partners, LP 5.875% 2025	3,200	3,915
Enbridge Energy Partners, LP 7.375% 2045	544	831
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,841
Enbridge Inc. 4.00% 2023	1,678	1,827
Enbridge Inc. 2.50% 2025	1,700	1,822
Enbridge Inc. 3.70% 2027	162	185
Energy Transfer Operating, LP 2.90% 2025	1,601	1,695
Energy Transfer Operating, LP 3.75% 2030	1,361	1,469
Energy Transfer Operating, LP 5.00% 2050	23,216	25,161
Energy Transfer Partners, LP 4.50% 2024	1,210	1,325
Energy Transfer Partners, LP 4.75% 2026	2,494	2,823
Energy Transfer Partners, LP 5.25% 2029	5,757	6,723
Energy Transfer Partners, LP 6.00% 2048	774	921
Energy Transfer Partners, LP 6.25% 2049	6,257	7,569
Enterprise Products Operating LLC 2.80% 2030	942	1,022
Enterprise Products Operating LLC 4.90% 2046	500	637
Enterprise Products Operating LLC 3.20% 2052	1,954	1,993
EQM Midstream Partners, LP 4.125% 2026	686	692
EQM Midstream Partners, LP 6.50% 2027[8]	2,690	3,033
EQM Midstream Partners, LP 5.50% 2028	2,588	2,834
EQT Corp. 7.875% 2025	1,295	1,477
EQT Corp. 3.90% 2027	450	448
EQT Corp. 5.00% 2029	340	359
EQT Corp. 8.75% 2030	1,110	1,358

124	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Equinor ASA 1.75% 2026	$4,064	$4,270
Equinor ASA 3.625% 2028	3,685	4,295
Equinor ASA 3.25% 2049	5,320	5,912
Extraction Oil & Gas, Inc. 5.625% 2026[8,13]	4,125	757
Exxon Mobil Corp. 2.222% 2021	3,070	3,074
Exxon Mobil Corp. 2.019% 2024	643	677
Exxon Mobil Corp. 2.992% 2025	2,000	2,190
Exxon Mobil Corp. 2.44% 2029	1,963	2,133
Exxon Mobil Corp. 3.452% 2051	596	681
Genesis Energy, LP 5.625% 2024	575	560
Genesis Energy, LP 6.50% 2025	3,572	3,480
Genesis Energy, LP 8.00% 2027	595	594
Halliburton Company 3.80% 2025	16	18
Harvest Midstream I, LP 7.50% 2028[8]	850	906
Hess Midstream Partners LP 5.125% 2028[8]	2,155	2,255
Hilcorp Energy I, LP 5.75% 2025[8]	2,575	2,613
Kinder Morgan, Inc. 4.30% 2028	4,359	5,116
Kinder Morgan, Inc. 2.00% 2031	3,000	3,034
Kinder Morgan, Inc. 3.25% 2050	1,338	1,347
Marathon Oil Corp. 4.40% 2027	1,005	1,117
MPLX LP 1.75% 2026	1,756	1,818
MPLX LP 4.125% 2027	500	577
MPLX LP 4.80% 2029	1,724	2,084
MPLX LP 2.65% 2030	8,266	8,672
MPLX LP 4.50% 2038	750	858
MPLX LP 4.70% 2048	2,500	2,970
MPLX LP 5.50% 2049	6,393	8,419
New Fortress Energy Inc. 6.75% 2025[8]	17	18
NGL Energy Partners LP 7.50% 2023	1,610	1,143
NGL Energy Partners LP 6.125% 2025	8,322	5,295
Occidental Petroleum Corp. 4.85% 2021	2,751	2,763
Occidental Petroleum Corp. 2.90% 2024	2,698	2,601
Occidental Petroleum Corp. 5.50% 2025	1,640	1,713
Occidental Petroleum Corp. 6.375% 2028	1,855	1,965
ONEOK, Inc. 2.20% 2025	527	550
ONEOK, Inc. 5.85% 2026	16,837	20,185
ONEOK, Inc. 3.10% 2030	2,141	2,283
ONEOK, Inc. 6.35% 2031	1,601	2,056
ONEOK, Inc. 5.20% 2048	298	348
ONEOK, Inc. 4.50% 2050	873	918
ONEOK, Inc. 7.15% 2051	812	1,125
Ovintiv Inc. 6.50% 2034	1,825	2,114
Parsley Energy, Inc. 5.25% 2025[8]	403	421
Peabody Energy Corp. 6.00% 2022[8]	2,750	2,013
Petrobras Global Finance Co. 6.75% 2050	2,240	2,786
Petróleos Mexicanos 6.875% 2025[8]	5,700	6,255
Petróleos Mexicanos 5.35% 2028	1,870	1,848
Phillips 66 3.90% 2028	2,107	2,432
Phillips 66 2.15% 2030	1,541	1,567
Phillips 66 Partners LP 3.55% 2026	160	175
Phillips 66 Partners LP 4.68% 2045	400	434
Phillips 66 Partners LP 4.90% 2046	275	308
Pioneer Natural Resources Company 1.90% 2030	2,564	2,542
Plains All American Pipeline, LP 3.80% 2030	830	893
Rattler Midstream Partners LP 5.625% 2025[8]	355	376
Rockies Express Pipeline LLC 4.95% 2029[8]	2,689	2,802
Sabine Pass Liquefaction, LLC 5.875% 2026	923	1,117
Sabine Pass Liquefaction, LLC 4.20% 2028	1,307	1,501
Sabine Pass Liquefaction, LLC 4.50% 2030[8]	11,548	13,696
Saudi Arabian Oil Co. 1.25% 2023[8]	250	253
Saudi Arabian Oil Co. 1.625% 2025[8]	1,160	1,189

American Funds Insurance Series	125

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Saudi Arabian Oil Co. 2.25% 2030[8]	$1,800	$1,834
Schlumberger BV 3.75% 2024[8]	495	540
Schlumberger BV 4.00% 2025[8]	70	80
Shell International Finance BV 3.875% 2028	2,787	3,302
Shell International Finance BV 2.75% 2030	5,000	5,520
Shell International Finance BV 3.25% 2050	907	1,029
Southwestern Energy Co. 6.45% 2025[9]	1,760	1,829
Southwestern Energy Co. 7.50% 2026	335	352
Southwestern Energy Co. 8.375% 2028	395	429
Statoil ASA 2.75% 2021	1,925	1,964
Statoil ASA 3.25% 2024	2,850	3,143
Statoil ASA 4.25% 2041	2,000	2,515
Suncor Energy Inc. 3.10% 2025	3,687	4,042
Sunoco Logistics Operating Partners, LP 5.40% 2047	650	733
Tallgrass Energy Partners, LP 7.50% 2025[8]	550	595
Targa Resources Partners LP 5.875% 2026	1,350	1,434
Targa Resources Partners LP 5.50% 2030	2,260	2,456
Targa Resources Partners LP 4.875% 2031[8]	1,065	1,157
Teekay Corp. 9.25% 2022[8]	4,825	4,934
Teekay Offshore Partners LP 8.50% 2023[8]	3,550	3,026
Total Capital International 3.127% 2050	808	877
Total SE 2.986% 2041	11,607	12,705
TransCanada PipeLines Ltd. 4.25% 2028	1,090	1,288
TransCanada PipeLines Ltd. 4.10% 2030	7,951	9,400
TransCanada PipeLines Ltd. 4.75% 2038	3,000	3,754
TransCanada PipeLines Ltd. 4.875% 2048	700	905
Valero Energy Corp. 4.00% 2029	4,000	4,501
Vine Oil & Gas LP 8.75% 2023[8]	2,500	2,000
Weatherford International PLC 8.75% 2024[8]	3,571	3,584
Weatherford International PLC 11.00% 2024[8]	9,918	7,761
Western Gas Partners LP 4.50% 2028	4,450	4,628
Williams Companies, Inc. 3.50% 2030	10,474	11,871
Williams Partners LP 4.30% 2024	85	94
Woodside Finance Ltd. 4.60% 2021[8]	1,965	1,973
		453,833

Health care 1.51%
Abbott Laboratories 3.40% 2023	185	201
Abbott Laboratories 3.75% 2026	5,012	5,874
Abbott Laboratories 4.75% 2036	460	634
Abbott Laboratories 4.90% 2046	500	740
AbbVie Inc. 2.60% 2024	3,000	3,218
AbbVie Inc. 3.60% 2025	10,000	11,150
AbbVie Inc. 3.80% 2025	206	230
AbbVie Inc. 2.95% 2026	1,445	1,600
Amgen Inc. 2.20% 2027	2,429	2,605
Anthem, Inc. 2.375% 2025	818	875
AstraZeneca PLC 2.375% 2022	4,072	4,186
AstraZeneca PLC 3.375% 2025	13,790	15,515
AstraZeneca PLC 0.70% 2026	8,935	8,892
AstraZeneca PLC 1.375% 2030	2,000	1,981
Bausch Health Companies Inc. 5.00% 2028[8]	1,735	1,790
Bausch Health Companies Inc. 5.25% 2031[8]	1,610	1,685
Bayer US Finance II LLC 3.875% 2023[8]	1,685	1,837
Bayer US Finance II LLC 4.25% 2025[8]	425	486
Bayer US Finance II LLC 4.375% 2028[8]	312	367
Bayer US Finance II LLC 4.20% 2034[8]	460	510
Becton, Dickinson and Company 2.894% 2022	9,020	9,325
Becton, Dickinson and Company 3.363% 2024	647	703
Becton, Dickinson and Company 3.70% 2027	19,246	22,091

126	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Becton, Dickinson and Company 2.823% 2030	$1,271	$1,398
Boston Scientific Corp. 3.45% 2024	3,100	3,361
Boston Scientific Corp. 1.90% 2025	5,856	6,154
Boston Scientific Corp. 3.85% 2025	2,289	2,584
Boston Scientific Corp. 3.75% 2026	2,595	2,946
Boston Scientific Corp. 4.00% 2029	1,550	1,827
Boston Scientific Corp. 2.65% 2030	4,030	4,328
Boston Scientific Corp. 4.70% 2049	515	707
Centene Corp. 4.75% 2025	4,000	4,110
Centene Corp. 4.25% 2027	565	600
Centene Corp. 4.625% 2029	9,665	10,743
Centene Corp. 3.00% 2030	6,895	7,317
Centene Corp. 3.375% 2030	3,397	3,579
Cigna Corp. 3.40% 2021	1,350	1,379
Cigna Corp. 3.75% 2023	1,836	1,985
Cigna Corp. 4.125% 2025	2,000	2,304
Cigna Corp. 4.80% 2038	3,880	5,058
CVS Health Corp. 3.35% 2021	194	195
CVS Health Corp. 3.70% 2023	69	74
CVS Health Corp. 1.30% 2027	3,760	3,778
CVS Health Corp. 4.30% 2028	588	700
CVS Health Corp. 1.75% 2030	4,000	4,025
CVS Health Corp. 1.875% 2031	4,000	4,050
Eli Lilly and Co. 3.375% 2029	3,330	3,867
Encompass Health Corp. 4.50% 2028	1,449	1,517
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[8]	4,517	5,051
Endo International PLC 5.75% 2022[8]	7,340	7,129
GlaxoSmithKline PLC 3.625% 2025	4,585	5,154
HCA Inc. 5.875% 2023	2,125	2,338
HCA Inc. 5.375% 2025	515	580
HCA Inc. 4.125% 2029	2,250	2,612
HCA Inc. 3.50% 2030	2,125	2,259
HealthSouth Corp. 5.75% 2025	2,685	2,779
LifePoint Health, Inc. 5.375% 2029[8]	1,680	1,681
Mallinckrodt PLC 10.00% 2025[8]	7,120	7,743
Medtronic, Inc. 3.50% 2025	701	787
Molina Healthcare, Inc. 5.375% 2022	6,985	7,408
Molina Healthcare, Inc. 3.875% 2030[8]	720	774
Novartis Capital Corp. 1.75% 2025	4,731	4,965
Novartis Capital Corp. 2.00% 2027	4,336	4,630
Novartis Capital Corp. 2.20% 2030	2,385	2,562
Owens & Minor, Inc. 4.375% 2024	5,615	5,773
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[10,12]	1,867	1,865
Par Pharmaceutical Inc. 7.50% 2027[8]	7,028	7,635
Partners HealthCare System, Inc. 3.192% 2049	1,920	2,124
Pfizer Inc. 2.95% 2024	3,825	4,128
Pfizer Inc. 3.45% 2029	8,000	9,352
Regeneron Pharmaceuticals, Inc. 1.75% 2030	5,529	5,451
Regeneron Pharmaceuticals, Inc. 2.80% 2050	6,055	5,891
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[1,5,10,11,12]	4,079	4,079
Shire PLC 2.40% 2021	1,227	1,243
Shire PLC 2.875% 2023	3,413	3,621
Shire PLC 3.20% 2026	14,821	16,589
Takeda Pharmaceutical Company, Ltd. 2.05% 2030	3,408	3,489
Team Health Holdings, Inc. 6.375% 2025[8]	8,415	7,279
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[10,12]	2,177	1,962
Tenet Healthcare Corp. 4.625% 2024	1,953	2,004
Tenet Healthcare Corp. 4.875% 2026[8]	16,225	16,993
Teva Pharmaceutical Finance Co. BV 2.80% 2023	12,560	12,457
Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,765

American Funds Insurance Series	127

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Co. BV 7.125% 2025	$1,935	$2,143
Teva Pharmaceutical Finance Co. BV 3.15% 2026	28,373	27,327
Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	3,168
Thermo Fisher Scientific Inc. 4.497% 2030	883	1,104
UnitedHealth Group Inc. 2.375% 2024	590	629
UnitedHealth Group Inc. 3.50% 2024	4,500	4,925
UnitedHealth Group Inc. 3.375% 2027	245	280
UnitedHealth Group Inc. 3.875% 2028	2,500	3,001
UnitedHealth Group Inc. 2.875% 2029	1,050	1,194
UnitedHealth Group Inc. 4.45% 2048	5,315	7,337
Upjohn Inc. 2.30% 2027[8]	2,447	2,608
Upjohn Inc. 2.70% 2030[8]	5,692	6,042
Upjohn Inc. 3.85% 2040[8]	3,531	3,985
Upjohn Inc. 4.00% 2050[8]	2,907	3,331
Valeant Pharmaceuticals International, Inc. 6.125% 2025[8]	14,550	15,011
Zimmer Holdings, Inc. 3.15% 2022	7,070	7,273
		447,591

Communication services 1.37%
Alphabet Inc. 1.998% 2026	3,000	3,218
Alphabet Inc. 1.10% 2030	10,770	10,620
Alphabet Inc. 1.90% 2040	2,190	2,150
Alphabet Inc. 2.05% 2050	440	420
Alphabet Inc. 2.25% 2060	4,085	3,955
AT&T Inc. 1.65% 2028	10,775	11,003
AT&T Inc. 2.75% 2031	9,742	10,417
AT&T Inc. 2.25% 2032	7,525	7,644
AT&T Inc. 2.55% 2033[8]	348	359
AT&T Inc. 3.50% 2053[8]	6,966	6,966
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	581
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[8]	5,050	5,217
CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	1,150	1,399
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[8]	3,500	3,719
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[8]	2,500	2,701
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	10,842	11,468
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[8]	2,975	3,139
CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,500	2,504
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[8]	2,710	2,897
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	570	696
CCO Holdings LLC and CCO Holdings Capital Corp. 4.80% 2050	800	956
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	3,770	3,922
CenturyLink, Inc. 6.75% 2023	2,500	2,789
CenturyLink, Inc. 7.50% 2024	1,500	1,701
CenturyLink, Inc. 5.125% 2026[8]	2,050	2,168
CenturyLink, Inc. 4.00% 2027[8]	700	724
Comcast Corp. 3.00% 2024	500	538
Comcast Corp. 3.70% 2024	2,245	2,471
Comcast Corp. 3.95% 2025	1,470	1,690
Comcast Corp. 2.35% 2027	4,000	4,307
Comcast Corp. 4.15% 2028	2,608	3,140
Comcast Corp. 1.50% 2031	4,000	3,976
Comcast Corp. 1.95% 2031	9,236	9,506
Comcast Corp. 3.20% 2036	750	853
Comcast Corp. 3.90% 2038	1,000	1,224
Comcast Corp. 4.60% 2038	2,000	2,635
Comcast Corp. 3.75% 2040	594	716
Comcast Corp. 4.00% 2048	250	315
Comcast Corp. 2.80% 2051	1,791	1,866
Comcast Corp. 2.45% 2052	2,000	1,948
Deutsche Telekom International Finance BV 9.25% 2032	3,570	6,016

128	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Discovery Communications, Inc. 3.625% 2030	$5,512	$6,318
Discovery Communications, Inc. 4.65% 2050	920	1,152
Embarq Corp. 7.995% 2036	3,075	3,799
Fox Corp. 4.03% 2024	1,120	1,234
France Télécom 4.125% 2021	2,500	2,563
Frontier Communications Corp. 5.875% 2027[8]	2,225	2,410
Frontier Communications Corp. 5.00% 2028[8]	2,175	2,272
Frontier Communications Corp. 6.75% 2029[8]	775	831
Gogo Inc. 9.875% 2024[8]	20,346	21,823
iHeartCommunications, Inc. 5.25% 2027[8]	2,493	2,616
Intelsat Jackson Holding Co. 8.00% 2024[8]	7,275	7,460
Intelsat Jackson Holding Co. 8.50% 2024[8,13]	7,650	5,488
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[10,12]	2,072	2,122
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[10]	1,400	1,428
Liberty Global PLC 5.50% 2028[8]	2,075	2,193
Ligado Networks LLC 15.50% 2023[8,11]	4,325	4,217
Live Nation Entertainment, Inc. 3.75% 2028[8]	575	582
MDC Partners Inc. 6.50% 2024[8]	3,225	3,274
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[8]	4,630	4,728
Nexstar Broadcasting, Inc. 4.75% 2028[8]	1,350	1,415
Scripps Escrow II, Inc. 3.875% 2029[8]	450	470
Sinclair Television Group, Inc. 4.125% 2030[8]	1,175	1,206
Sirius XM Radio Inc. 3.875% 2022[8]	3,450	3,506
Sirius XM Radio Inc. 4.625% 2024[8]	3,345	3,470
Sprint Corp. 7.625% 2026	4,125	5,126
Sprint Corp. 6.875% 2028	6,900	9,110
TEGNA Inc. 4.75% 2026[8]	2,350	2,512
TEGNA Inc. 4.625% 2028[8]	425	435
T-Mobile US, Inc. 1.50% 2026[8]	3,000	3,077
T-Mobile US, Inc. 2.05% 2028[8]	10,100	10,518
T-Mobile US, Inc. 3.875% 2030[8]	18,459	21,399
T-Mobile US, Inc. 2.55% 2031[8]	9,149	9,619
T-Mobile US, Inc. 4.50% 2050[8]	7,638	9,435
T-Mobile US, Inc. 3.30% 2051[8]	7,565	7,797
Trilogy International Partners, LLC 8.875% 2022[8]	12,800	12,381
Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC 7.875% 2025[8]	425	457
Univision Communications Inc. 6.625% 2027[8]	4,800	5,164
Verizon Communications Inc. 3.00% 2027	2,200	2,439
Verizon Communications Inc. 4.329% 2028	5,785	6,968
Verizon Communications Inc. 3.875% 2029	250	295
Verizon Communications Inc. 4.016% 2029	1,902	2,259
Verizon Communications Inc. 1.68% 2030[8]	983	980
Verizon Communications Inc. 1.75% 2031	6,012	5,989
Verizon Communications Inc. 4.50% 2033	2,000	2,522
Verizon Communications Inc. 4.272% 2036	582	722
Verizon Communications Inc. 2.65% 2040	16,740	16,931
Verizon Communications Inc. 2.875% 2050	5,500	5,547
Verizon Communications Inc. 3.00% 2060	2,500	2,517
Virgin Media O2 4.25% 2031[8]	2,075	2,125
Virgin Media Secured Finance PLC 4.50% 2030[8]	2,590	2,709
Vodafone Group PLC 3.75% 2024	3,788	4,141
Vodafone Group PLC 4.125% 2025	2,500	2,860
Vodafone Group PLC 4.375% 2028	350	419
Vodafone Group PLC 5.25% 2048	500	696
Vodafone Group PLC 4.25% 2050	8,000	9,928
Walt Disney Company 2.65% 2031	2,000	2,193
Ziggo Bond Co. BV 5.125% 2030[8]	1,775	1,875
Ziggo Bond Finance BV 5.50% 2027[8]	4,813	5,032
		407,288

American Funds Insurance Series	129

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials 1.01%
Allison Transmission Holdings, Inc. 3.75% 2031[8]	$2,175	$2,229
Associated Materials, LLC 9.00% 2025[8]	3,749	3,983
Avis Budget Car Rental, LLC 5.75% 2027[8]	2,025	2,072
Avis Budget Group, Inc. 5.25% 2025[8]	2,275	2,291
Avis Budget Group, Inc. 10.50% 2025[8]	2,719	3,214
Avolon Holdings Funding Ltd. 3.625% 2022[8]	1,254	1,281
Avolon Holdings Funding Ltd. 3.95% 2024[8]	1,587	1,677
Avolon Holdings Funding Ltd. 4.25% 2026[8]	1,126	1,214
Avolon Holdings Funding Ltd. 4.375% 2026[8]	1,975	2,141
Boeing Company 2.70% 2022	4,400	4,524
Boeing Company 4.875% 2025	5,529	6,306
Boeing Company 2.75% 2026	18,731	19,706
Boeing Company 3.10% 2026	1,508	1,615
Boeing Company 5.04% 2027	3,000	3,511
Boeing Company 3.25% 2028	13,481	14,460
Boeing Company 5.15% 2030	2,061	2,498
Boeing Company 3.625% 2031	4,615	5,064
Boeing Company 3.60% 2034	7,500	7,933
Boeing Company 3.50% 2039	250	253
Boeing Company 3.75% 2050	1,300	1,367
Boeing Company 5.805% 2050	1,100	1,520
Bombardier Inc. 8.75% 2021[8]	1,250	1,302
Bombardier Inc. 7.875% 2027[8]	2,120	1,952
Burlington Northern Santa Fe, LLC 4.40% 2042	5,000	6,639
Burlington Northern Santa Fe, LLC 3.05% 2051	4,860	5,519
Canadian National Railway Company 3.20% 2046	1,320	1,566
Carrier Global Corp. 2.242% 2025	1,560	1,653
Carrier Global Corp. 2.493% 2027	762	823
Carrier Global Corp. 2.722% 2030	687	735
CSX Corp. 3.80% 2028	4,060	4,737
CSX Corp. 4.25% 2029	3,062	3,713
CSX Corp. 4.30% 2048	1,125	1,448
CSX Corp. 3.35% 2049	563	642
CSX Corp. 2.50% 2051	5,350	5,314
Dun & Bradstreet Corp. 6.875% 2026[8]	1,067	1,149
Fortress Transportation and Infrastructure Investors LLC 6.50% 2025[8]	1,040	1,091
GE Capital International Funding Co. 4.418% 2035	1,200	1,433
General Dynamics Corp. 3.375% 2023	1,000	1,070
General Dynamics Corp. 3.50% 2025	329	368
General Electric Co. 3.45% 2027	2,150	2,428
General Electric Co. 3.625% 2030	800	915
General Electric Co. 4.25% 2040	550	650
General Electric Co. 4.35% 2050	1,075	1,307
Honeywell International Inc. 2.15% 2022	4,400	4,519
Honeywell International Inc. 2.30% 2024	6,925	7,386
Honeywell International Inc. 1.35% 2025	5,947	6,157
Honeywell International Inc. 2.70% 2029	4,330	4,849
Honeywell International Inc. 1.95% 2030	2,000	2,119
Howmet Aerospace Inc. 6.875% 2025	1,885	2,227
Icahn Enterprises Finance Corp. 4.75% 2024	3,590	3,735
L3Harris Technologies, Inc. 1.80% 2031	2,625	2,675
MasTec, Inc. 4.50% 2028[8]	1,425	1,498
Meritor, Inc. 4.50% 2028[8]	1,025	1,053
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[8]	2,175	2,236
Norfolk Southern Corp. 3.00% 2022	2,056	2,111
Norfolk Southern Corp. 3.05% 2050	4,151	4,552
Northrop Grumman Corp. 2.55% 2022	5,400	5,610
Northrop Grumman Corp. 2.93% 2025	1,820	1,980
Northrop Grumman Corp. 3.25% 2028	3,495	3,953
Otis Worldwide Corp. 2.293% 2027	2,135	2,283
Otis Worldwide Corp. 2.565% 2030	3,000	3,225

130	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
R.R. Donnelley & Sons Co. 6.50% 2023	$2,635	$2,724
Raytheon Technologies Corp. 2.80% 2022	1,500	1,543
Rolls-Royce PLC 5.75% 2027[8]	765	848
Siemens AG 2.70% 2022[8]	2,685	2,758
SkyMiles IP Ltd. 4.75% 2028[8]	3,975	4,342
The Brink’s Co. 4.625% 2027[8]	2,385	2,497
TransDigm Inc. 6.50% 2024	33,817	34,480
TransDigm Inc. 6.25% 2026[8]	451	481
TransDigm Inc. 5.50% 2027	1,100	1,158
Triumph Group, Inc. 5.25% 2022	740	707
Triumph Group, Inc. 6.25% 2024[8]	970	964
Triumph Group, Inc. 8.875% 2024[8]	970	1,066
Triumph Group, Inc. 7.75% 2025[8]	875	803
Union Pacific Corp. 3.15% 2024	1,287	1,394
Union Pacific Corp. 3.75% 2025	4,643	5,273
Union Pacific Corp. 2.15% 2027	2,318	2,465
Union Pacific Corp. 3.95% 2028	1,875	2,228
Union Pacific Corp. 3.70% 2029	6,500	7,547
Union Pacific Corp. 2.40% 2030	2,414	2,603
Union Pacific Corp. 4.30% 2049	2,690	3,511
Union Pacific Corp. 3.25% 2050	371	423
Union Pacific Corp. 3.95% 2059	1,365	1,697
Union Pacific Corp. 3.75% 2070	1,091	1,323
United Airlines Holdings, Inc. 6.50% 2027[8]	2,200	2,369
United Rentals, Inc. 3.875% 2031	675	709
United Technologies Corp. 3.65% 2023	52	56
United Technologies Corp. 3.95% 2025	5,155	5,914
United Technologies Corp. 4.125% 2028	1,960	2,337
Vertical U.S. Newco Inc. 5.25% 2027[8]	2,000	2,124
Vinci SA 3.75% 2029[8]	2,237	2,626
Wesco Aircraft Holdings, Inc. 9.00% 2026[8]	1,045	991
WESCO Distribution, Inc. 7.125% 2025[8]	1,210	1,332
WESCO Distribution, Inc. 7.25% 2028[8]	1,320	1,503
XPO Logistics, Inc. 6.25% 2025[8]	660	711
		300,988

Consumer discretionary 0.95%
Adient US LLC 9.00% 2025[8]	521	582
Amazon.com, Inc. 1.50% 2030	2,000	2,033
Amazon.com, Inc. 2.50% 2050	920	955
Amazon.com, Inc. 2.70% 2060	4,485	4,802
American Honda Finance Corp. 0.875% 2023	13,000	13,162
American Honda Finance Corp. 1.20% 2025	2,546	2,607
American Honda Finance Corp. 3.50% 2028	750	865
Bayerische Motoren Werke AG 2.25% 2023[8]	300	313
Bayerische Motoren Werke AG 3.45% 2023[8]	1,870	1,994
Bayerische Motoren Werke AG 3.15% 2024[8]	8,510	9,179
Caesars Entertainment, Inc. 6.25% 2025[8]	3,315	3,535
Carnival Corp. 11.50% 2023[8]	5,575	6,455
Ford Motor Credit Co. 3.20% 2021	2,250	2,255
Ford Motor Credit Co. 3.087% 2023	405	413
Ford Motor Credit Co. 3.664% 2024	455	468
Ford Motor Credit Co. 3.81% 2024	1,070	1,098
Ford Motor Credit Co. 5.584% 2024	423	457
Ford Motor Credit Co. 5.125% 2025	12,355	13,449
Ford Motor Credit Co. 4.542% 2026	2,455	2,624
Ford Motor Credit Co. 3.815% 2027	250	257
General Motors Company 4.20% 2027	5,156	5,844
General Motors Company 5.95% 2049	2,200	2,978
General Motors Financial Co. 3.45% 2022	2,000	2,054

American Funds Insurance Series	131

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Financial Co. 3.55% 2022	$1,780	$1,857
General Motors Financial Co. 5.20% 2023	7,768	8,521
General Motors Financial Co. 3.50% 2024	4,145	4,483
General Motors Financial Co. 2.75% 2025	5,000	5,350
General Motors Financial Co. 4.30% 2025	400	449
General Motors Financial Co. 4.35% 2027	500	570
Hanesbrands Inc. 4.625% 2024[8]	860	902
Hanesbrands Inc. 5.375% 2025[8]	706	748
Hanesbrands Inc. 4.875% 2026[8]	2,700	2,936
Hilton Worldwide Holdings Inc. 5.125% 2026	2,675	2,769
Hilton Worldwide Holdings Inc. 4.00% 2031[8]	1,035	1,094
Home Depot, Inc. 3.90% 2028	825	993
Home Depot, Inc. 2.95% 2029	9,301	10,575
Home Depot, Inc. 2.70% 2030	2,180	2,434
Home Depot, Inc. 4.25% 2046	3,500	4,643
Home Depot, Inc. 4.50% 2048	428	601
Home Depot, Inc. 3.35% 2050	3,060	3,642
Hyundai Capital America 3.25% 2022[8]	480	500
Hyundai Capital America 1.80% 2025[8]	4,523	4,641
Hyundai Capital America 2.375% 2027[8]	2,579	2,707
International Game Technology PLC 6.25% 2022[8]	687	711
International Game Technology PLC 6.50% 2025[8]	4,555	5,104
International Game Technology PLC 5.25% 2029[8]	940	1,014
Lithia Motors, Inc. 4.375% 2031[8]	1,025	1,101
Lowe’s Companies, Inc. 3.65% 2029	3,574	4,172
Macy’s, Inc. 8.375% 2025[8]	1,230	1,367
Magna International Inc. 2.45% 2030	6,875	7,400
Mattel, Inc. 6.75% 2025[8]	3,225	3,407
Melco International Development Ltd. 5.75% 2028[8]	1,485	1,584
MGM Growth Properties LLC 4.625% 2025[8]	1,050	1,126
MGM Growth Properties LLC 3.875% 2029[8]	1,175	1,204
MGM Resorts International 7.75% 2022	1,700	1,814
Nissan Motor Co., Ltd. 3.043% 2023[8]	1,686	1,764
Nissan Motor Co., Ltd. 3.522% 2025[8]	4,180	4,485
Nissan Motor Co., Ltd. 4.345% 2027[8]	9,815	10,849
Nissan Motor Co., Ltd. 4.81% 2030[8]	4,000	4,514
Panther BF Aggregator 2, LP 6.25% 2026[8]	556	597
PetSmart, Inc. 8.875% 2025[8]	12,215	12,561
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[10,12]	5,870	5,824
Royal Caribbean Cruises Ltd. 11.50% 2025[8]	1,225	1,434
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,255	5,407
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[8]	2,347	2,614
Scientific Games Corp. 5.00% 2025[8]	1,996	2,062
Scientific Games Corp. 8.625% 2025[8]	1,260	1,381
Scientific Games Corp. 8.25% 2026[8]	6,905	7,453
Scientific Games Corp. 7.00% 2028[8]	950	1,023
Scientific Games Corp. 7.25% 2029[8]	1,615	1,775
Staples, Inc. 7.50% 2026[8]	3,055	3,195
Toyota Motor Credit Corp. 2.15% 2022	545	562
Toyota Motor Credit Corp. 2.60% 2022	924	946
Toyota Motor Credit Corp. 0.80% 2025	2,994	3,016
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,732
Toyota Motor Credit Corp. 3.375% 2030	2,225	2,605
VICI Properties LP 4.625% 2029[8]	995	1,066
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[8]	2,100	2,152
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[8]	450	461
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[8]	2,225	2,351
Volkswagen Group of America Finance, LLC 4.00% 2021[8]	2,500	2,577
Volkswagen Group of America Finance, LLC 4.25% 2023[8]	5,320	5,856
Volkswagen Group of America Finance, LLC 1.25% 2025[8]	3,610	3,642
Volkswagen Group of America Finance, LLC 3.35% 2025[8]	2,578	2,836

132	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 4.625% 2025[8]	$3,845	$4,485
Volkswagen Group of America Finance, LLC 3.20% 2026[8]	3,201	3,539
Volkswagen Group of America Finance, LLC 1.625% 2027[8]	985	994
Wyndham Worldwide Corp. 5.375% 2026[8]	625	648
Wyndham Worldwide Corp. 4.375% 2028[8]	1,855	1,931
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[8]	3,468	3,525
		281,660

Consumer staples 0.89%
Albertsons Companies, Inc. 3.50% 2029[8]	660	668
Altria Group, Inc. 3.80% 2024	2,630	2,873
Altria Group, Inc. 4.40% 2026	445	517
Altria Group, Inc. 4.80% 2029	1,681	2,017
Altria Group, Inc. 3.40% 2030	437	491
Altria Group, Inc. 5.80% 2039	4,820	6,351
Altria Group, Inc. 4.50% 2043	3,000	3,445
Altria Group, Inc. 5.95% 2049	490	686
Altria Group, Inc. 4.45% 2050	3,500	4,145
Anheuser-Busch InBev NV 4.15% 2025	8,000	9,112
Anheuser-Busch InBev NV 4.00% 2028	4,345	5,124
Anheuser-Busch InBev NV 4.75% 2029	886	1,093
Anheuser-Busch InBev NV 5.45% 2039	7,070	9,557
Anheuser-Busch InBev NV 5.55% 2049	2,500	3,554
Anheuser-Busch InBev NV 4.50% 2050	2,150	2,710
B&G Foods, Inc. 5.25% 2025	2,175	2,248
British American Tobacco International Finance PLC 3.95% 2025[8]	4,250	4,783
British American Tobacco PLC 2.789% 2024	4,000	4,280
British American Tobacco PLC 3.222% 2024	2,826	3,061
British American Tobacco PLC 3.215% 2026	3,323	3,664
British American Tobacco PLC 3.557% 2027	1,384	1,541
British American Tobacco PLC 2.259% 2028	2,509	2,607
British American Tobacco PLC 3.462% 2029	2,000	2,185
British American Tobacco PLC 4.906% 2030	4,770	5,764
British American Tobacco PLC 2.726% 2031	4,000	4,148
British American Tobacco PLC 4.39% 2037	5,500	6,157
British American Tobacco PLC 4.54% 2047	2,953	3,279
Coca-Cola Co. 1.00% 2028	3,015	3,028
Coca-Cola Co. 1.375% 2031	1,460	1,458
Coca-Cola Co. 2.50% 2051	1,040	1,075
Conagra Brands, Inc. 4.30% 2024	4,685	5,245
Conagra Brands, Inc. 1.375% 2027	4,105	4,145
Conagra Brands, Inc. 5.30% 2038	55	74
Conagra Brands, Inc. 5.40% 2048	412	588
Constellation Brands, Inc. 2.65% 2022	7,846	8,156
Constellation Brands, Inc. 2.70% 2022	195	201
Constellation Brands, Inc. 3.20% 2023	1,340	1,416
Constellation Brands, Inc. 3.60% 2028	938	1,072
Constellation Brands, Inc. 2.875% 2030	2,259	2,479
Constellation Brands, Inc. 4.50% 2047	220	278
Constellation Brands, Inc. 3.75% 2050	351	414
Costco Wholesale Corp. 2.75% 2024	10,000	10,763
Costco Wholesale Corp. 1.60% 2030	5,000	5,127
H.J. Heinz Co. 3.875% 2027[8]	2,475	2,669
H.J. Heinz Co. 5.50% 2050[8]	1,215	1,534
Imperial Tobacco Finance PLC 3.50% 2023[8]	4,000	4,190
Keurig Dr Pepper Inc. 4.057% 2023	2,000	2,174
Keurig Dr Pepper Inc. 4.597% 2028	2,000	2,437
Keurig Dr Pepper Inc. 3.20% 2030	3,771	4,274
Keurig Dr Pepper Inc. 4.985% 2038	3,351	4,495
Keurig Dr Pepper Inc. 5.085% 2048	75	106

American Funds Insurance Series	133

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Keurig Dr Pepper Inc. 3.80% 2050	$2,552	$3,062
Kimberly-Clark Corp. 1.05% 2027	1,395	1,414
Kimberly-Clark Corp. 3.10% 2030	844	972
Kraft Heinz Company 3.95% 2025	2,195	2,418
Kraft Heinz Company 4.375% 2046	840	909
Kraft Heinz Company 4.875% 2049[8]	1,725	2,013
Molson Coors Brewing Co. 4.20% 2046	2,270	2,605
Nestlé Holdings, Inc. 3.35% 2023[8]	750	809
Nestlé Holdings, Inc. 0.625% 2026[8]	5,240	5,217
Nestlé Holdings, Inc. 1.00% 2027[8]	19,720	19,773
Nestlé Holdings, Inc. 1.25% 2030[8]	5,000	4,979
PepsiCo, Inc. 1.40% 2031	3,795	3,825
PepsiCo, Inc. 3.625% 2050	2,180	2,769
Philip Morris International Inc. 1.875% 2021	1,500	1,500
Philip Morris International Inc. 2.375% 2022	1,960	2,023
Philip Morris International Inc. 2.625% 2022	1,670	1,712
Philip Morris International Inc. 2.875% 2024	788	849
Philip Morris International Inc. 3.25% 2024	2,000	2,203
Philip Morris International Inc. 0.875% 2026	2,990	3,004
Philip Morris International Inc. 3.375% 2029	3,268	3,746
Philip Morris International Inc. 1.75% 2030	4,974	5,039
Philip Morris International Inc. 2.10% 2030	2,477	2,585
Post Holdings, Inc. 4.625% 2030[8]	2,886	3,040
Procter & Gamble Company 1.70% 2021	400	405
Procter & Gamble Company 0.55% 2025	5,595	5,646
Procter & Gamble Company 1.20% 2030	8,210	8,224
Reckitt Benckiser Group PLC 2.375% 2022[8]	1,125	1,157
Reynolds American Inc. 4.45% 2025	1,425	1,623
Reynolds American Inc. 5.85% 2045	2,030	2,598
TreeHouse Foods, Inc. 4.00% 2028	320	332
Wal-Mart Stores, Inc. 2.35% 2022	1,000	1,042
Wal-Mart Stores, Inc. 2.85% 2024	1,805	1,953
Wal-Mart Stores, Inc. 3.05% 2026	2,060	2,320
		265,224

Materials 0.76%
Anglo American Capital PLC 2.625% 2030[8]	11,275	11,808
Anglo American Capital PLC 5.625% 2030[8]	720	918
Anglo American Capital PLC 3.95% 2050[8]	2,945	3,313
Ardagh Packaging Finance 5.25% 2025[8]	833	880
Chevron Phillips Chemical Co. LLC 3.30% 2023[8]	595	630
Cleveland-Cliffs Inc. 4.875% 2024[8]	3,975	4,057
Cleveland-Cliffs Inc. 5.75% 2025	9,456	9,616
Cleveland-Cliffs Inc. 9.875% 2025[8]	925	1,089
Cleveland-Cliffs Inc. 6.75% 2026[8]	2,035	2,200
Cleveland-Cliffs Inc. 5.875% 2027	10,500	10,719
CVR Partners, LP 9.25% 2023[8]	2,350	2,355
Dow Chemical Co. 4.55% 2025	1,405	1,645
Dow Chemical Co. 3.625% 2026	1,884	2,124
Dow Chemical Co. 2.10% 2030	4,000	4,105
Dow Chemical Co. 4.80% 2049	627	845
Dow Chemical Co. 3.60% 2050	15,250	17,135
First Quantum Minerals Ltd. 7.25% 2023[8]	1,200	1,239
First Quantum Minerals Ltd. 6.50% 2024[8]	4,704	4,842
First Quantum Minerals Ltd. 7.50% 2025[8]	15,400	16,055
First Quantum Minerals Ltd. 6.875% 2026[8]	11,375	11,880
First Quantum Minerals Ltd. 6.875% 2027[8]	3,240	3,520
Freeport-McMoRan Inc. 3.875% 2023	825	862
Freeport-McMoRan Inc. 4.25% 2030	2,550	2,750
FXI Holdings, Inc. 7.875% 2024[8]	2,226	2,248

134	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
FXI Holdings, Inc. 12.25% 2026[8]	$4,392	$5,014
Glencore Funding LLC 4.125% 2024[8]	945	1,041
Hexion Inc. 7.875% 2027[8]	2,045	2,192
International Paper Co. 7.30% 2039	2,005	3,218
Joseph T. Ryerson & Son, Inc. 8.50% 2028[8]	1,148	1,302
LSB Industries, Inc. 9.625% 2023[8]	5,170	5,344
LYB International Finance III, LLC 1.25% 2025	5,780	5,885
LYB International Finance III, LLC 2.25% 2030	3,690	3,819
LYB International Finance III, LLC 3.375% 2040	11,184	11,977
LYB International Finance III, LLC 3.625% 2051	2,922	3,199
LYB International Finance III, LLC 3.80% 2060	1,186	1,281
Methanex Corp. 5.125% 2027	4,525	4,924
Mosaic Co. 3.25% 2022	1,788	1,869
Mosaic Co. 4.05% 2027	1,587	1,799
Newcrest Finance Pty Ltd. 3.25% 2030[8]	1,329	1,470
Newcrest Finance Pty Ltd. 4.20% 2050[8]	371	455
Nutrition & Biosciences, Inc. 1.832% 2027[8]	7,468	7,699
Nutrition & Biosciences, Inc. 2.30% 2030[8]	5,310	5,471
Praxair, Inc. 1.10% 2030	6,604	6,540
Praxair, Inc. 2.00% 2050	1,605	1,505
Sherwin-Williams Co. 2.75% 2022	29	30
Sherwin-Williams Co. 3.125% 2024	275	299
Sherwin-Williams Co. 2.95% 2029	4,000	4,407
Sherwin-Williams Co. 3.80% 2049	5,208	6,295
Tronox Ltd. 6.50% 2026[8]	1,980	2,064
Vale Overseas Ltd. 3.75% 2030	3,949	4,397
Valvoline Inc. 4.375% 2025	670	692
Venator Materials Corp. 5.75% 2025[8]	5,845	5,476
Venator Materials Corp. 9.50% 2025[8]	1,495	1,637
Warrior Met Coal, Inc. 8.00% 2024[8]	5,095	5,214
Westlake Chemical Corp. 4.375% 2047	500	595
		223,945

Information technology 0.74%
Adobe Inc. 1.90% 2025	2,216	2,344
Adobe Inc. 2.30% 2030	11,627	12,593
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[10,12]	4,150	4,172
Apple Inc. 3.00% 2024	625	673
Apple Inc. 0.55% 2025	14,140	14,213
Apple Inc. 1.125% 2025	1,866	1,920
Apple Inc. 3.35% 2027	40	46
Apple Inc. 1.25% 2030	8,760	8,768
Apple Inc. 2.40% 2050	3,000	3,077
Avaya Inc. 6.125% 2028[8]	1,600	1,712
Broadcom Inc. 3.125% 2022	1,575	1,649
Broadcom Inc. 3.625% 2024	1,575	1,731
Broadcom Inc. 4.25% 2026	7,508	8,606
Broadcom Inc. 4.75% 2029	4,710	5,634
Broadcom Inc. 4.15% 2030	5,000	5,791
Broadcom Inc. 5.00% 2030	1,807	2,198
Broadcom Ltd. 3.625% 2024	750	811
Broadcom Ltd. 3.875% 2027	3,060	3,440
CommScope Finance LLC 6.00% 2026[8]	2,425	2,558
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[10,12]	1,342	1,312
Diebold Nixdorf, Inc. 9.375% 2025[8]	3,775	4,235
Diebold, Inc. 8.50% 2024	1,400	1,419
Fiserv, Inc. 2.75% 2024	1,600	1,719
Fiserv, Inc. 3.20% 2026	7,455	8,355
Fiserv, Inc. 2.25% 2027	1,030	1,099
Fiserv, Inc. 3.50% 2029	4,070	4,654

American Funds Insurance Series	135

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Fiserv, Inc. 2.65% 2030	$12,611	$13,653
Fiserv, Inc. 4.40% 2049	1,800	2,411
Gartner, Inc. 4.50% 2028[8]	650	687
Global Payments Inc. 2.90% 2030	3,528	3,839
Intuit Inc. 0.95% 2025	1,530	1,551
Intuit Inc. 1.35% 2027	3,565	3,652
Intuit Inc. 1.65% 2030	4,870	5,006
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 4.004% 2024[10,12]	2,602	2,606
Microsoft Corp. 3.30% 2027	4,000	4,565
Microsoft Corp. 4.20% 2035	6,000	7,890
Microsoft Corp. 4.10% 2037	628	825
Microsoft Corp. 2.525% 2050	2,961	3,123
Oracle Corp. 3.60% 2050	6,730	7,860
PayPal Holdings, Inc. 2.65% 2026	2,364	2,599
PayPal Holdings, Inc. 2.85% 2029	2,770	3,081
PayPal Holdings, Inc. 2.30% 2030	3,303	3,541
PayPal Holdings, Inc. 3.25% 2050	932	1,077
Sabre Holdings Corp. 5.25% 2023[8]	325	330
Sabre Holdings Corp. 9.25% 2025[8]	1,025	1,221
ServiceNow, Inc. 1.40% 2030	8,965	8,752
Unisys Corp. 6.875% 2027[8]	725	794
Veritas Holdings Ltd. 7.50% 2025[8]	3,860	3,966
ViaSat, Inc. 5.625% 2027[8]	555	584
Visa Inc. 2.80% 2022	2,000	2,093
Visa Inc. 3.15% 2025	5,500	6,173
Visa Inc. 0.75% 2027	4,450	4,441
Visa Inc. 1.10% 2031	10,000	9,872
Visa Inc. 2.00% 2050	5,000	4,776
Xerox Corp. 4.125% 2023	906	953
Xerox Corp. 5.50% 2028[8]	2,450	2,604
		219,254

Real estate 0.42%
Alexandria Real Estate Equities, Inc. 3.80% 2026	315	363
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,418
Alexandria Real Estate Equities, Inc. 2.75% 2029	1,940	2,122
Alexandria Real Estate Equities, Inc. 3.375% 2031	1,320	1,513
Alexandria Real Estate Equities, Inc. 1.875% 2033	4,095	4,097
Alexandria Real Estate Equities, Inc. 4.85% 2049	410	576
American Campus Communities, Inc. 3.75% 2023	3,055	3,230
American Campus Communities, Inc. 4.125% 2024	2,075	2,267
American Campus Communities, Inc. 3.30% 2026	1,698	1,855
American Campus Communities, Inc. 3.625% 2027	9,545	10,528
American Campus Communities, Inc. 2.85% 2030	144	151
American Campus Communities, Inc. 3.875% 2031	744	844
American Tower Corp. 3.55% 2027	1,425	1,613
American Tower Corp. 1.50% 2028	10,000	10,068
American Tower Corp. 3.60% 2028	1,000	1,137
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,115
Brookfield Property REIT Inc. 5.75% 2026[8]	6,050	5,980
Communications Sales & Leasing, Inc. 6.00% 2023[8]	2,475	2,529
Corporate Office Properties LP 3.60% 2023	390	413
Corporate Office Properties LP 5.25% 2024	3,595	3,976
Corporate Office Properties LP 2.25% 2026	1,431	1,493
Equinix, Inc. 2.625% 2024	501	536
Equinix, Inc. 2.90% 2026	6,087	6,664
Equinix, Inc. 1.80% 2027	1,295	1,334
Equinix, Inc. 1.55% 2028	5,920	6,023
Equinix, Inc. 3.20% 2029	6,170	6,810
Equinix, Inc. 2.15% 2030	2,969	3,025

136	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Equinix, Inc. 3.00% 2050	$2,095	$2,128
Essex Portfolio LP 3.875% 2024	1,000	1,099
Essex Portfolio LP 3.50% 2025	6,825	7,566
Gaming and Leisure Properties, Inc. 3.35% 2024	1,263	1,330
Hospitality Properties Trust 4.50% 2023	1,945	1,958
Hospitality Properties Trust 4.50% 2025	150	148
Hospitality Properties Trust 4.95% 2027	500	504
Hospitality Properties Trust 3.95% 2028	1,950	1,888
Host Hotels & Resorts LP 4.50% 2026	355	389
Howard Hughes Corp. 5.375% 2028[8]	2,450	2,640
Iron Mountain Inc. 5.25% 2030[8]	3,695	3,995
Iron Mountain Inc. 4.50% 2031[8]	2,015	2,113
Ladder Capital Corp. 5.25% 2025[8]	440	440
Public Storage 2.37% 2022	565	584
QTS Realty Trust, Inc. 3.875% 2028[8]	2,025	2,068
Scentre Group 3.25% 2025[8]	1,000	1,066
Scentre Group 3.50% 2025[8]	3,075	3,290
Scentre Group 3.75% 2027[8]	2,430	2,620
UDR, Inc. 2.95% 2026	760	835
Westfield Corp. Ltd. 3.15% 2022[8]	4,290	4,364
Westfield Corp. Ltd. 3.50% 2029[8]	443	465
		123,170

Total corporate bonds, notes & loans		3,853,780

U.S. Treasury bonds & notes 8.47%
U.S. Treasury 6.99%
U.S. Treasury 1.50% 2021	3,777	3,811
U.S. Treasury 1.625% 2021	3,704	3,732
U.S. Treasury 1.625% 2021	98	99
U.S. Treasury 1.75% 2021	425	431
U.S. Treasury 2.25% 2021[14]	95,000	95,664
U.S. Treasury 2.50% 2021	200,000	200,359
U.S. Treasury 2.75% 2021	19,232	19,586
U.S. Treasury 0.125% 2022	114,525	114,548
U.S. Treasury 0.125% 2022	20,000	20,004
U.S. Treasury 1.375% 2022	5,000	5,068
U.S. Treasury 1.375% 2022	280	286
U.S. Treasury 1.50% 2022	9,407	9,627
U.S. Treasury 1.625% 2022	94	97
U.S. Treasury 1.875% 2022	80,000	81,633
U.S. Treasury 1.875% 2022	4,000	4,122
U.S. Treasury 2.125% 2022	37,000	38,471
U.S. Treasury 0.125% 2023	5,362	5,355
U.S. Treasury 0.125% 2023	2,000	1,999
U.S. Treasury 0.25% 2023	30,000	30,077
U.S. Treasury 1.375% 2023	5,309	5,449
U.S. Treasury 2.25% 2023	5,000	5,312
U.S. Treasury 2.375% 2023	5,000	5,233
U.S. Treasury 2.75% 2023	15,000	15,908
U.S. Treasury 1.50% 2024	22,500	23,583
U.S. Treasury 1.50% 2024	907	950
U.S. Treasury 2.125% 2024	5,000	5,313
U.S. Treasury 2.25% 2024	5,000	5,319
U.S. Treasury 2.375% 2024	70,000	75,442
U.S. Treasury 2.50% 2024	225,000	241,055
U.S. Treasury 2.50% 2024	700	754
U.S. Treasury 0.25% 2025	89,250	89,011
U.S. Treasury 0.25% 2025	84,812	84,641
U.S. Treasury 0.25% 2025	2,272	2,263
U.S. Treasury 0.375% 2025	3,368	3,372

American Funds Insurance Series	137

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 0.375% 2025	$2,705	$2,715
U.S. Treasury 2.50% 2025	3,500	3,818
U.S. Treasury 2.75% 2025	3,229	3,581
U.S. Treasury 1.50% 2026	500	529
U.S. Treasury 1.625% 2026	60,000	63,990
U.S. Treasury 1.625% 2026	27,000	28,786
U.S. Treasury 1.625% 2026	7,000	7,444
U.S. Treasury 1.625% 2026	1,500	1,597
U.S. Treasury 0.50% 2027	46,770	46,591
U.S. Treasury 0.50% 2027	33,050	32,899
U.S. Treasury 0.50% 2027	4,418	4,389
U.S. Treasury 1.125% 2027	762	790
U.S. Treasury 2.25% 2027	78,250	86,472
U.S. Treasury 2.375% 2027	880	981
U.S. Treasury 2.875% 2028	5,217	6,042
U.S. Treasury 0.625% 2030	18,400	17,985
U.S. Treasury 0.875% 2030	128,258	127,767
U.S. Treasury 1.50% 2030	36,651	38,765
U.S. Treasury 1.125% 2040	60,975	57,877
U.S. Treasury 2.50% 2046	3,755	4,486
U.S. Treasury 3.00% 2047	9,355	12,252
U.S. Treasury 3.00% 2048	336	441
U.S. Treasury 2.25% 2049[14]	15,000	17,169
U.S. Treasury 2.375% 2049[14]	75,000	88,101
U.S. Treasury 1.375% 2050	194,447	181,954
U.S. Treasury 1.625% 2050	20,000	19,905
U.S. Treasury 2.00% 2050[14]	15,075	16,370
		2,072,270

U.S. Treasury inflation-protected securities 1.48%
U.S. Treasury Inflation-Protected Security 0.125% 2024[15]	86,266	92,498
U.S. Treasury Inflation-Protected Security 0.625% 2024[15]	87,479	93,915
U.S. Treasury Inflation-Protected Security 0.125% 2025[15]	23,186	24,937
U.S. Treasury Inflation-Protected Security 0.75% 2028[15]	18,153	21,133
U.S. Treasury Inflation-Protected Security 0.875% 2029[15]	20,465	24,068
U.S. Treasury Inflation-Protected Security 0.125% 2030[15]	23,488	26,199
U.S. Treasury Inflation-Protected Security 1.00% 2049[15]	102,525	144,589
U.S. Treasury Inflation-Protected Security 0.25% 2050[15]	10,301	12,271
		439,610

Total U.S. Treasury bonds & notes		2,511,880

Mortgage-backed obligations 7.41%
Federal agency mortgage-backed obligations 7.05%
Fannie Mae Pool #885290 6.00% 2021[16]	2	2
Fannie Mae Pool #AD7072 4.00% 2025[16]	5	5
Fannie Mae Pool #AE3069 4.00% 2025[16]	3	3
Fannie Mae Pool #AE2321 4.00% 2025[16]	2	2
Fannie Mae Pool #AH9695 4.00% 2026[16]	519	552
Fannie Mae Pool #AH6431 4.00% 2026[16]	472	503
Fannie Mae Pool #890329 4.00% 2026[16]	72	76
Fannie Mae Pool #AJ3010 4.00% 2026[16]	42	45
Fannie Mae Pool #AH8174 4.00% 2026[16]	5	6
Fannie Mae Pool #AL3908 4.00% 2026[16]	4	4
Fannie Mae Pool #AH5618 4.00% 2026[16]	4	4
Fannie Mae Pool #AH0829 4.00% 2026[16]	4	4
Fannie Mae Pool #AH8275 4.00% 2026[16]	2	3
Fannie Mae Pool #AL7299 4.00% 2027[16]	265	281
Fannie Mae Pool #MA1109 4.00% 2027[16]	5	5
Fannie Mae Pool #MA3653 3.00% 2029[16]	45	48
Fannie Mae Pool #AL8347 4.00% 2029[16]	534	567

138	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #254767 5.50% 2033[16]	$321	$374
Fannie Mae Pool #555956 5.50% 2033[16]	217	253
Fannie Mae Pool #BN1085 4.00% 2034[16]	820	870
Fannie Mae Pool #BN3172 4.00% 2034[16]	408	432
Fannie Mae Pool #MA4228 1.50% 2036[16]	64,738	66,646
Fannie Mae Pool #MA4229 2.00% 2036[16]	12,064	12,621
Fannie Mae Pool #AS8554 3.00% 2036[16]	12,279	12,934
Fannie Mae Pool #929185 5.50% 2036[16]	473	556
Fannie Mae Pool #893641 6.00% 2036[16]	1,046	1,251
Fannie Mae Pool #893688 6.00% 2036[16]	286	342
Fannie Mae Pool #907239 6.00% 2036[16]	60	70
Fannie Mae Pool #AD0249 5.50% 2037[16]	177	206
Fannie Mae Pool #190379 5.50% 2037[16]	94	111
Fannie Mae Pool #924952 6.00% 2037[16]	1,205	1,431
Fannie Mae Pool #888292 6.00% 2037[16]	969	1,153
Fannie Mae Pool #928031 6.00% 2037[16]	117	138
Fannie Mae Pool #888637 6.00% 2037[16]	16	19
Fannie Mae Pool #AD0119 6.00% 2038[16]	1,484	1,761
Fannie Mae Pool #AD0095 6.00% 2038[16]	1,154	1,365
Fannie Mae Pool #995674 6.00% 2038[16]	562	667
Fannie Mae Pool #AE0021 6.00% 2038[16]	468	553
Fannie Mae Pool #AL7164 6.00% 2038[16]	281	328
Fannie Mae Pool #AB0538 6.00% 2038[16]	222	260
Fannie Mae Pool #995391 6.00% 2038[16]	32	38
Fannie Mae Pool #889983 6.00% 2038[16]	30	35
Fannie Mae Pool #995224 6.00% 2038[16]	18	21
Fannie Mae Pool #AD0833 6.00% 2039[16]	1	1
Fannie Mae Pool #AL0013 6.00% 2040[16]	294	347
Fannie Mae Pool #AL0309 6.00% 2040[16]	96	114
Fannie Mae Pool #AB4536 6.00% 2041[16]	565	669
Fannie Mae Pool #AL7228 6.00% 2041[16]	395	467
Fannie Mae Pool #AP2131 3.50% 2042[16]	5,880	6,346
Fannie Mae Pool #AU8813 4.00% 2043[16]	2,968	3,356
Fannie Mae Pool #AU9348 4.00% 2043[16]	1,768	2,000
Fannie Mae Pool #AU9350 4.00% 2043[16]	1,410	1,568
Fannie Mae Pool #AL8773 3.50% 2045[16]	9,959	10,820
Fannie Mae Pool #AL8354 3.50% 2045[16]	2,392	2,614
Fannie Mae Pool #BC4764 3.00% 2046[16]	21,678	22,815
Fannie Mae Pool #AL8522 3.50% 2046[16]	4,748	5,188
Fannie Mae Pool #BD9699 3.50% 2046[16]	1,895	2,040
Fannie Mae Pool #BD9307 4.00% 2046[16]	1,733	1,897
Fannie Mae Pool #BC7611 4.00% 2046[16]	501	549
Fannie Mae Pool #BH4084 3.50% 2047[16]	20,500	21,774
Fannie Mae Pool #BE1290 3.50% 2047[16]	3,822	4,145
Fannie Mae Pool #CA0770 3.50% 2047[16]	3,514	3,735
Fannie Mae Pool #MA3211 4.00% 2047[16]	6,971	7,490
Fannie Mae Pool #257036 7.00% 2047[16]	11	12
Fannie Mae Pool #256975 7.00% 2047[16]	2	2
Fannie Mae Pool #BJ3775 3.50% 2048[16]	13,514	14,336
Fannie Mae Pool #BK7655 3.899% 2048[12,16]	683	719
Fannie Mae Pool #CA2377 4.00% 2048[16]	16,923	18,085
Fannie Mae Pool #BK0920 4.00% 2048[16]	2,979	3,182
Fannie Mae Pool #BJ9256 4.00% 2048[16]	2,968	3,170
Fannie Mae Pool #BJ9252 4.00% 2048[16]	891	952
Fannie Mae Pool #BK0915 4.00% 2048[16]	265	283
Fannie Mae Pool #BK6971 4.00% 2048[16]	216	231
Fannie Mae Pool #MA3277 4.00% 2048[16]	28	30
Fannie Mae Pool #BK5255 4.00% 2048[16]	27	30
Fannie Mae Pool #CA2493 4.50% 2048[16]	1,894	2,058
Fannie Mae Pool #CA4756 3.00% 2049[16]	10,033	10,863
Fannie Mae Pool #BK8767 4.00% 2049[16]	189	206

American Funds Insurance Series	139

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4256 2.50% 2051[16]	$3,051	$3,218
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[16]	121	144
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[16]	32	39
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[12,16]	1,160	1,191
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[16]	2,248	2,288
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[16]	1,603	1,627
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.128% 2023[12,16]	5,566	5,880
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[12,16]	5,262	5,589
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[12,16]	4,544	4,869
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[12,16]	5,881	6,372
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[12,16]	4,697	5,080
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.477% 2026[12,16]	9,665	10,575
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[12,16]	2,891	3,241
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[16]	67	63
Freddie Mac Pool #Q46021 3.50% 2047[16]	2,396	2,592
Freddie Mac Pool #ZK7598 3.00% 2027[16]	10,439	10,976
Freddie Mac Pool #ZK7580 3.00% 2027[16]	4,541	4,828
Freddie Mac Pool #QN1174 2.50% 2034[16]	642	670
Freddie Mac Pool #SB8083 1.50% 2036[16]	14,002	14,415
Freddie Mac Pool #SB8084 2.00% 2036[16]	3,275	3,426
Freddie Mac Pool #C91912 3.00% 2037[16]	19,815	20,882
Freddie Mac Pool #G03978 5.00% 2038[16]	692	805
Freddie Mac Pool #G04553 6.50% 2038[16]	84	95
Freddie Mac Pool #G08347 4.50% 2039[16]	121	135
Freddie Mac Pool #C03518 5.00% 2040[16]	1,211	1,409
Freddie Mac Pool #Q05807 4.00% 2042[16]	2,988	3,295
Freddie Mac Pool #Q23185 4.00% 2043[16]	1,886	2,134
Freddie Mac Pool #Q23190 4.00% 2043[16]	1,446	1,608
Freddie Mac Pool #760014 3.116% 2045[12,16]	420	439
Freddie Mac Pool #Q37988 4.00% 2045[16]	10,020	11,077
Freddie Mac Pool #G60344 4.00% 2045[16]	8,736	9,678
Freddie Mac Pool #Z40130 3.00% 2046[16]	6,415	7,004
Freddie Mac Pool #Q41909 4.50% 2046[16]	884	970
Freddie Mac Pool #Q41090 4.50% 2046[16]	547	600
Freddie Mac Pool #760015 2.849% 2047[12,16]	980	1,013
Freddie Mac Pool #Q52216 3.50% 2047[16]	13,195	14,009
Freddie Mac Pool #Q52157 3.50% 2047[16]	2,902	3,081
Freddie Mac Pool #SI2002 4.00% 2048[16]	6,236	6,675
Freddie Mac Pool #ZM6968 4.00% 2048[16]	3,718	3,970
Freddie Mac Pool #SD7507 3.00% 2049[16]	33,113	35,812
Freddie Mac Pool #RA2020 3.00% 2050[16]	13,908	14,949
Freddie Mac, Series T041, Class 3A, 5.222% 2032[12,16]	240	272
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[16]	3,025	3,176
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[16]	5,555	5,981
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[16]	4,265	4,648
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[16]	4,000	4,466
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[12,16]	9,778	10,998
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[16]	10,050	11,062
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[16]	7,370	8,226
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[16]	4,755	5,420
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[16]	5,770	6,622
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[16]	4,375	5,035
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[16]	3,237	3,884
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[16]	8,475	9,091
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[12,16]	8,495	8,927
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[12,16]	4,449	4,677
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[12,16]	1,877	1,990

140	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[12,16]	$1,401	$1,527
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[16]	3,306	3,582
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[16]	2,852	3,115
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[16]	1,135	1,239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[16]	15,488	16,882
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[16]	8,737	9,322
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[16]	3,363	3,558
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[16]	4,393	4,650
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[16]	7,001	7,426
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[16]	2,455	2,714
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.448% 2027[12,16]	1,301	1,338
Government National Mortgage Assn. 2.00% 2051[16,17]	149,150	155,465
Government National Mortgage Assn. 2.00% 2051[16,17]	83,050	86,703
Government National Mortgage Assn. 2.50% 2051[16,17]	5,375	5,668
Government National Mortgage Assn. 3.00% 2051[16,17]	74,000	77,425
Government National Mortgage Assn. 3.50% 2051[16,17]	13,404	14,202
Government National Mortgage Assn. 3.50% 2051[16,17]	13,352	14,139
Government National Mortgage Assn. 4.00% 2051[16,17]	13,107	13,981
Government National Mortgage Assn. 4.50% 2051[16,17]	7,053	7,560
Government National Mortgage Assn. 4.50% 2051[16,17]	2,947	3,156
Government National Mortgage Assn. Pool #BD7245 4.00% 2048[16]	1,191	1,302
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[16]	17,039	18,229
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[16]	2,226	2,391
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[16]	28,452	30,796
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[16]	6,837	7,374
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[16]	4,167	4,506
Government National Mortgage Assn. Pool #MA7052 2.50% 2050[16]	15,905	16,854
Uniform Mortgage-Backed Security 1.50% 2036[16,17]	89,384	91,842
Uniform Mortgage-Backed Security 1.50% 2036[16,17]	15,049	15,455
Uniform Mortgage-Backed Security 2.00% 2036[16,17]	54,690	57,117
Uniform Mortgage-Backed Security 2.00% 2036[16,17]	17,235	18,017
Uniform Mortgage-Backed Security 3.00% 2036[16,17]	8,784	9,218
Uniform Mortgage-Backed Security 2.00% 2051[16,17]	69,840	72,297
Uniform Mortgage-Backed Security 2.00% 2051[16,17]	45,476	47,153
Uniform Mortgage-Backed Security 2.50% 2051[16,17]	123,053	129,292
Uniform Mortgage-Backed Security 2.50% 2051[16,17]	92,374	97,198
Uniform Mortgage-Backed Security 3.00% 2051[16,17]	114,305	119,939
Uniform Mortgage-Backed Security 3.00% 2051[16,17]	24,371	25,555
Uniform Mortgage-Backed Security 3.50% 2051[16,17]	147,126	155,725
Uniform Mortgage-Backed Security 4.00% 2051[16,17]	105,276	112,587
Uniform Mortgage-Backed Security 4.50% 2051[16,17]	41,792	45,352
		2,091,688

Collateralized mortgage-backed obligations (privately originated) 0.18%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[8,12,16]	1,624	1,651
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.748% 2029[8,12,16]	3,810	3,817
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[8,12,16]	2,163	2,240
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[8,16]	4,191	4,353
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[16]	216	228
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[8,16]	10,763	11,678
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[8,16]	3,798	4,172
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 2050[8,12,16]	1,120	1,167

American Funds Insurance Series	141

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[8,12,16]	$1,069	$1,114
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[8,12,16]	5,422	5,483
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[8,12,16]	1,408	1,412
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[8,12,16]	765	768
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[16]	495	518
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[8,12,16]	3,001	3,005
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[8,12,16]	1,625	1,629
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[8,12,16]	2,862	2,884
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[8,12,16]	2,427	2,505
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[8,12,16]	981	987
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[8,12,16]	1,794	1,845
Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[8,12,16]	2,500	2,504
		53,960

Commercial mortgage-backed securities 0.18%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[16]	2,909	3,130
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 1.009% 2036[8,12,16]	2,000	1,982
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[16]	1,000	1,146
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[16]	2,960	3,168
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[16]	1,015	1,058
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[16]	4,735	5,308
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[16]	1,335	1,426
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[8,16]	5,201	5,517
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[16]	5,602	6,040
Manhattan West, Series 2020-OMW, Class A, 2.13% 2039[8,16]	13,772	14,516
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[16]	981	1,044
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[16]	1,038	1,086
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[8,16]	2,650	2,669
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,8,12,16]	5,219	5,219
		53,309

Total mortgage-backed obligations		2,198,957

Asset-backed obligations 0.79%
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[8,16]	1,920	1,998
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[8,16]	1,114	1,176
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[8,16]	539	551
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[8,16]	138	141
CarMaxAuto Owner Trust, Series 2020-1, Class A2, 1.87% 2023[16]	993	1,000
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[8,16]	15,289	15,616
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[8,16]	2,633	2,677
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[8,16]	945	962
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[8,16]	177	179
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[8,16]	7,267	7,339
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[8,16]	1,527	1,544
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[8,16]	9,277	9,403
CLI Funding V LLC, Series 2020-3A, Class B, 3.30% 2045[8,16]	973	983
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[8,12,16]	918	930
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[8,16]	2,964	3,032
Drive Auto Receivables Trust, Series 2020-1, Class A2, 1.99% 2022[16]	153	153
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 2023[16]	1,498	1,502
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 2024[16]	595	601

142	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[16]	$820	$845
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[16]	2,262	2,316
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[8,16]	40	40
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 2022[8,16]	36	36
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 2023[8,16]	285	287
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[8,16]	110	112
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 2023[8,16]	688	690
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[8,16]	13,474	13,572
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[8,16]	3,900	3,932
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[8,16]	4,330	4,441
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[8,16]	13,095	14,053
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[8,16]	9,756	10,650
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[8,16]	8,861	9,354
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[8,16]	11,965	13,165
Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06% 2033[8,16]	12,376	12,516
Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A, 1.06% 2027[16]	10,000	10,172
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[8,16]	917	922
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[8,16]	369	359
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[8,16]	159	159
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[8,16]	3,152	3,169
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[8,16]	13,337	13,504
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[8,16]	16,701	16,926
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[8,16]	691	700
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2017-2A, Class A, 3.29% 2023[8,16]	483	484
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[8,16]	746	748
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-3A, Class A, 4.03% 2024[8,16]	280	281
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[8,16]	730	731
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[16]	2,815	2,868
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.134% 2028[8,12,16]	3,400	3,404
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07% 2023[16]	380	382
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[16]	444	450
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[16]	345	357
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[16]	1,000	1,069
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 1.267% 2025[8,12,16]	2,976	2,977
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[8,16]	2,320	2,348
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[8,16]	260	263
Textainer Marine Containers Ltd., Series 2020-2A, Class A, 2.10% 2045[8,16]	3,648	3,710
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[8,16]	3,250	3,474
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[8,16]	889	917
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[8,16]	18,596	18,875
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 2.57% 2023[8,16]	915	919
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 2024[8,16]	870	881
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[8,16]	1,390	1,419
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[16]	7,000	7,023
		235,287

Bonds & notes of governments & government agencies outside the U.S. 0.21%
CPPIB Capital Inc. 2.375% 2021[8]	6,000	6,009
CPPIB Capital Inc. 2.25% 2022[8]	4,286	4,377
CPPIB Capital Inc. 2.75% 2027[8]	6,600	7,436
KfW 2.125% 2022	375	384
Manitoba (Province of) 3.05% 2024	2,600	2,824
Morocco (Kingdom of) 3.00% 2032[8]	3,000	3,054

American Funds Insurance Series	143

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Morocco (Kingdom of) 4.00% 2050[8]	$3,000	$3,103
Peru (Republic of) 1.862% 2032	2,525	2,550
Peru (Republic of) 2.78% 2060	3,775	3,817
Qatar (State of) 3.375% 2024[8]	2,315	2,511
Qatar (State of) 4.00% 2029[8]	745	885
Qatar (State of) 4.817% 2049[8]	750	1,025
Quebec (Province of) 2.375% 2022	5,057	5,173
Quebec (Province of) 2.75% 2027	9,000	10,077
Saudi Arabia (Kingdom of) 3.25% 2030[8]	1,750	1,933
Saudi Arabia (Kingdom of) 5.25% 2050[8]	1,000	1,366
United Mexican States 2.659% 2031	2,703	2,773
United Mexican States 3.771% 2061	1,528	1,595
		60,892

Federal agency bonds & notes 0.13%
Fannie Mae 1.875% 2026	13,000	14,062
Fannie Mae 0.875% 2030	23,958	23,506
		37,568

Municipals 0.11%

California 0.01%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	2,285	2,323
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	1,340	1,355
		3,678

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	25	26
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	35	37
		63

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	5,335	5,541
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	5,365	5,650
		11,191

Illinois 0.02%
G.O. Bonds, Pension Funding Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	4,125	4,757

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	40	40

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	70	74

Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15

South Carolina 0.04%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	20	21
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2013-E, 5.00% 2048	20	22
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	1,350	1,552

144	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
South Carolina (continued)
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	$1,390	$1,606
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	2,955	3,408
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	3,020	3,572
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2035	410	502
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	1,685	2,058
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	650	796
		13,537

South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	10	10

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	15	16

Total municipals		33,381

Total bonds, notes & other debt instruments (cost: $8,502,239,000)		8,931,745

Short-term securities 7.71%	Shares
Money market investments 7.71%
Capital Group Central Cash Fund 0.12%[4,18]	22,734,631	2,273,691
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[18,19]	12,643,336	12,643

Total short-term securities (cost: $2,285,981,000)		2,286,334

Total investment securities 104.10% (cost: $22,172,583,000)		30,874,255
Other assets less liabilities (4.10)%		(1,216,604)

Net assets 100.00%		$29,657,651

American Funds Insurance Series	145

Asset Allocation Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[20] (000)	Value at 12/31/2020[21] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)

2 Year U.S. Treasury Note Futures	Long	1,726	April 2021	$345,200	$381,405	$362
5 Year U.S. Treasury Note Futures	Long	485	April 2021	48,500	61,190	128
10 Year U.S. Treasury Note Futures	Long	116	March 2021	11,600	16,017	27
10 Year Ultra U.S. Treasury Note Futures	Short	3,275	March 2021	(327,500)	(512,077)	1,093
20 Year U.S. Treasury Bond Futures	Long	1,185	March 2021	118,500	205,227	(1,792)
30 Year Ultra U.S. Treasury Bond Futures	Long	494	March 2021	49,400	105,500	(590)

						$(772)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional(000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)

U.S. EFFR	0.0795%	7/13/2025	$125,400	$796	$—	$796
Credit default swaps Centrally cleared credit default swaps on credit indices — sell protection
Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)

1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$100	$2	$2	$—	[7]

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.55%
Information technology 0.00%
MKS Instruments, Inc.[22]	$308,028	$14,580	$87,945	$13,498	$82,829	$—	$2,040
Health care 0.04%
NuCana PLC (ADR)[2]	7,257	8,574	1	—	(2,463)	13,367	—
Consumer discretionary 0.51%
Kontoor Brands, Inc.	136,467	9,313	—	—	4,292	150,072	3,300
Total common stocks						163,439
Short-term securities 7.67%
Money market investments 7.67%
Capital Group Central Cash Fund 0.12%[18]	1,584,844	5,613,428	4,925,712	1,347	(216)	2,273,691	10,928

Total 8.22%				$14,845	$84,442	$2,437,130	$16,268

146	American Funds Insurance Series

Asset Allocation Fund

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,524,494,000, which represented 5.14% of the net assets of the fund. This amount includes $1,490,120,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $13,741,000, which represented ..05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Value determined using significant unobservable inputs.
[6]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[7]	Amount less than one thousand.
[8]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,283,591,000, which represented 4.33% of the net assets of the fund.

[9]	Step bond; coupon rate may change at a later date.
[10]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $33,087,000, which represented .11% of the net assets of the fund.

[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[12]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[13]	Scheduled interest and/or principal payment was not received.
[14]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,238,000, which represented .03% of the net assets of the fund.
[15]	Index-linked bond whose principal amount moves with a government price index.
[16]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[17]	Purchased on a TBA basis.
[18]	Rate represents the seven-day yield at 12/31/2020.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Notional amount is calculated based on the number of contracts and notional contract size.
[21]	Value is calculated based on the notional amount and current market price.
[22]	Unaffiliated issuer at 12/31/2020.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare Inc.	9/26/2013	$6,949	$13,074	.04%
Advanz Pharma Corp. Ltd.	8/31/2018-9/4/2018	2,219	773	.01

Total private placement securities		$9,168	$13,847	.05%

Key to abbreviations and symbol

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Auth. = Authority

CLO = Collateralized Loan Obligations

Dept. = Department

Dev. = Development

EFFR = Effective Federal Funds Rate

Fin. = Finance

G.O. = General Obligation

GDR = Global Depositary Receipts

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	147

Global Balanced Fund

Investment portfolio December 31, 2020

Common stocks 58.02%	Shares	Value (000)
Information technology 14.67%
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	772,000	$14,499
Microsoft Corp.	51,361	11,423
ASML Holding NV1	21,414	10,349
Broadcom Inc.	19,688	8,620
PagSeguro Digital Ltd., Class A2	98,303	5,591
Tokyo Electron Ltd.[1]	12,300	4,588
Keyence Corp.[1]	3,900	2,195
Edenred SA1	38,207	2,168
Visa Inc., Class A	8,945	1,957
Mastercard Inc., Class A	5,259	1,877
Amphenol Corp., Class A	13,928	1,821
Murata Manufacturing Co., Ltd.[1]	18,800	1,693
		66,781

Health care 8.83%
AstraZeneca PLC[1]	68,312	6,825
UnitedHealth Group Inc.	14,645	5,136
Humana Inc.	8,875	3,641
Pfizer Inc.	88,181	3,246
Thermo Fisher Scientific Inc.	6,032	2,810
Merck & Co., Inc.	33,487	2,739
Coloplast A/S, Class B1	17,427	2,662
Mettler-Toledo International Inc.[2]	2,089	2,381
Fisher & Paykel Healthcare Corp. Ltd.[1]	87,349	2,074
Novartis AG1	20,845	1,969
Cigna Corp.	6,958	1,449
Carl Zeiss Meditec AG, non-registered shares[1]	10,029	1,334
Viatris Inc.[2]	63,052	1,182
Gilead Sciences, Inc.	16,639	969
Koninklijke Philips NV (EUR denominated)[1,2]	16,938	906
Bayer AG1	14,514	853
		40,176

Financials 7.28%
JPMorgan Chase & Co.	53,654	6,818
Zurich Insurance Group AG1	13,094	5,550
Berkshire Hathaway Inc., Class A2	11	3,826
BlackRock, Inc.	4,013	2,895
AIA Group Ltd.[1]	206,600	2,545
Hong Kong Exchanges and Clearing Ltd.[1]	43,100	2,370
Tokio Marine Holdings, Inc.[1]	40,000	2,072
S&P Global Inc.	5,890	1,936
B3 SA - Brasil, Bolsa, Balcao	154,305	1,841
Deutsche Boerse AG1	10,789	1,832
FinecoBank SpA[1,2]	89,681	1,464
		33,149

Consumer staples 6.32%
Nestlé SA1	49,011	5,770
Philip Morris International Inc.	62,968	5,213
Kweichow Moutai Co., Ltd., Class A1	12,400	3,790
British American Tobacco PLC[1]	88,645	3,297
British American Tobacco PLC (ADR)	4,587	172
Altria Group, Inc.	81,153	3,327
Keurig Dr Pepper Inc.	98,392	3,149
Budweiser Brewing Co. APAC Ltd.[1]	367,900	1,216
Coca-Cola European Partners PLC	20,787	1,036
Coca-Cola Company	17,456	957
Procter & Gamble Company	5,916	823
		28,750

148	American Funds Insurance Series

Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 5.27%
LVMH Moët Hennessy-Louis Vuitton SE1	7,305	$4,564
Home Depot, Inc.	14,441	3,836
Amazon.com, Inc.[2]	905	2,947
Ocado Group PLC[1,2]	91,873	2,879
Darden Restaurants, Inc.	17,400	2,073
Domino’s Pizza, Inc.	4,733	1,815
Alibaba Group Holding Ltd.[1,2]	57,300	1,674
General Motors Company	34,796	1,449
Ferrari NV1	5,608	1,297
Peugeot SA1,2	31,465	861
Wynn Resorts, Ltd.	5,258	593
		23,988

Industrials 4.99%
Airbus SE, non-registered shares[1,2]	25,944	2,850
SITC International Holdings Co. Ltd.[1]	1,109,000	2,401
SMC Corp.[1]	3,700	2,260
Lockheed Martin Corp.	6,285	2,231
Spirax-Sarco Engineering PLC[1]	12,695	1,962
MTU Aero Engines AG1	7,308	1,904
Watsco, Inc.	6,594	1,494
CSX Corp.	16,155	1,466
BAE Systems PLC[1]	201,878	1,350
Honeywell International Inc.	5,705	1,214
United Parcel Service, Inc., Class B	6,356	1,070
Union Pacific Corp.	4,976	1,036
Nidec Corp.[1]	7,400	932
Boeing Company	2,458	526
		22,696

Communication services 2.86%
SoftBank Corp.[1]	295,200	3,701
Alphabet Inc., Class C2	1,708	2,992
Nintendo Co., Ltd.[1]	4,500	2,872
Verizon Communications Inc.	46,262	2,718
América Móvil, SAB de CV, Series L (ADR)	49,856	725
		13,008

Materials 2.86%
Givaudan SA1	657	2,768
Vale SA, ordinary nominative	138,510	2,332
Croda International PLC[1]	24,263	2,192
LyondellBasell Industries NV	17,400	1,595
Akzo Nobel NV1	14,721	1,581
Koninklijke DSM NV1	8,699	1,499
Rio Tinto PLC[1]	13,862	1,037
		13,004

Real estate 2.69%
Crown Castle International Corp. REIT	18,510	2,947
Equinix, Inc. REIT	3,430	2,450
Longfor Group Holdings Ltd.[1]	374,000	2,196
Gaming and Leisure Properties, Inc. REIT	43,213	1,832
American Tower Corp. REIT	7,855	1,763
Shimao Group Holdings Ltd.[1]	334,500	1,069
Shimao Services Holdings Ltd.[1,2]	4,271	7
		12,264

American Funds Insurance Series	149

Global Balanced Fund

Common stocks (continued)	Shares		Value (000)
Energy 1.25%
TC Energy Corp. (CAD denominated)		51,157	$2,080
Baker Hughes Co., Class A		78,260	1,632
Chevron Corp.		13,871	1,171
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)		73,448	825
			5,708

Utilities 1.00%
Enel SpA[1]		365,980	3,696
Brookfield Infrastructure Partners LP		17,213	852
			4,548

Total common stocks (cost: $171,327,000)			264,072

Preferred securities 0.45%
Information technology 0.45%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]		30,276	2,055

Total preferred securities (cost: $1,560,000)			2,055

Bonds, notes & other debt instruments 31.89%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.75%
Abu Dhabi (Emirate of) 2.50% 2022[3]		$200	207
Abu Dhabi (Emirate of) 0.75% 2023[3]		275	276
Abu Dhabi (Emirate of) 3.125% 2027[3]		200	225
Agricultural Development Bank of China 3.75% 2029	CNY	550	85
Agricultural Development Bank of China 2.96% 2030		4,350	630
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	1,175	1,046
Australia (Commonwealth of), Series 162, 1.75% 2051		400	294
Bermuda 2.375% 2030[3]		$200	210
Brazil (Federative Republic of) 0% 2021	BRL	3,000	572
Brazil (Federative Republic of) 6.00% 2024[4]		2,395	532
Brazil (Federative Republic of) 10.00% 2027		1,200	273
Canada 2.25% 2025	C$	1,400	1,191
Canada 2.25% 2029		1,440	1,286
Chile (Republic of) 4.50% 2026	CLP	235,000	379
China (People’s Republic of), Series 1916, 3.12% 2026	CNY	6,650	1,017
China (People’s Republic of), Series INBK, 2.85% 2027		6,000	902
China (People’s Republic of), Series 1906, 3.29% 2029		5,500	845
China (People’s Republic of), Series 1910, 3.86% 2049		5,010	778
China (People’s Republic of), Series INBK, 3.39% 2050		300	43
China Development Bank Corp., Series 1805, 4.04% 2028		5,000	789
China Development Bank Corp., Series 1905, 3.48% 2029		11,780	1,785
Colombia (Republic of) 5.75% 2027	COP	2,154,200	669
Colombia (Republic of), Series B, 7.75% 2030		453,000	156
French Republic O.A.T. 3.25% 2045		€160	338
Germany (Federal Republic of) 0% 2025		910	1,152
Germany (Federal Republic of) 0.50% 2027		675	893
Germany (Federal Republic of) 0.25% 2029		830	1,091
Germany (Federal Republic of) 0% 2030		705	910
Germany (Federal Republic of) 0% 2030		400	516
Germany (Federal Republic of) 0% 2050		610	782
Greece (Hellenic Republic of) 3.375% 2025		475	659
Greece (Hellenic Republic of) 3.75% 2028		280	421
Greece (Hellenic Republic of) 3.875% 2029		270	418
Indonesia (Republic of) 3.75% 2022		$410	427
Indonesia (Republic of) 3.85% 2027[3]		400	458
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	3,977,000	327
Indonesia (Republic of), Series 82, 7.00% 2030		1,000,000	77

150	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Indonesia (Republic of), Series 87, 6.50% 2031	IDR	2,010,000	$150
Indonesia (Republic of), Series 74, 7.50% 2032		597,000	46
Indonesia (Republic of), Series 65, 6.625% 2033		1,493,000	109
Israel (State of) 2.875% 2024		€200	267
Israel (State of) 1.50% 2027		100	133
Israel (State of) 2.00% 2027	ILS	2,600	888
Israel (State of) 5.50% 2042		700	373
Italy (Republic of) 0.10% 2023[4]		€772	965
Italy (Republic of) 0.95% 2027		1,025	1,315
Japan, Series 134, 0.10% 2022		¥31,900	310
Japan, Series 17, 0.10% 2023[4]		10,450	101
Japan, Series 19, 0.10% 2024[4]		30,330	294
Japan, Series 18, 0.10% 2024[4]		20,780	202
Japan, Series 145, 0.10% 2025		110,200	1,078
Japan, Series 21, 0.10% 2026[4]		40,483	394
Japan, Series 346, 0.10% 2027		173,250	1,699
Japan, Series 22, 0.10% 2027[4]		25,376	247
Japan, Series 23, 0.10% 2028[4]		66,293	644
Japan, Series 24, 0.10% 2029[4]		213,289	2,076
Japan, Series 356, 0.10% 2029		112,800	1,105
Japan, Series 360, 0.10% 2030		415,150	4,052
Japan, Series 152, 1.20% 2035		212,000	2,339
Japan, Series 42, 1.70% 2044		94,100	1,156
Kuwait (State of) 2.75% 2022[3]		$200	206
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR	1,380	372
Malaysia (Federation of), Series 0417, 3.899% 2027		1,300	355
Malaysia (Federation of), Series 0418, 4.893% 2038		2,800	822
Malaysia (Federation of), Series 0519, 3.757% 2040		1,650	431
Malaysia (Federation of), Series 0216, 4.736% 2046		609	173
Morocco (Kingdom of) 4.25% 2022		$200	211
Morocco (Kingdom of) 3.50% 2024		€100	133
Morocco (Kingdom of) 1.375% 2026		130	160
Morocco (Kingdom of) 1.50% 2031		125	149
Morocco (Kingdom of) 1.50% 2031		100	119
Morocco (Kingdom of) 3.00% 2032[3]		$200	204
National Highways Authority of India 7.17% 2021	INR	30,000	424
Netherlands (Kingdom of the) 0% 2027		€810	1,029
Netherlands (Kingdom of the) 5.50% 2028		100	176
Norway (Kingdom of) 1.75% 2025	NKr	4,000	489
Nova Scotia (Province of) 3.15% 2051	C$	170	165
Panama (Republic of) 3.16% 2030		$265	294
Peru (Republic of) 2.392% 2026		90	96
Peru (Republic of) 6.15% 2032	PEN	600	202
Peru (Republic of) 5.625% 2050		$20	32
Philippines (Republic of) 1.648% 2031		200	203
Qatar (State of) 3.40% 2025[3]		200	221
Qatar (State of) 4.50% 2028[3]		500	607
Quebec (Province of) 1.90% 2030	C$	700	581
Romania 3.624% 2030		€692	1,011
Romania 3.624% 2030		225	329
Romania 2.00% 2032		100	128
Romania 3.50% 2034		65	95
Romania 3.875% 2035		170	255
Romania 3.375% 2038		250	352
Romania 4.625% 2049		184	304
Romania 4.625% 2049		25	41
Romania 3.375% 2050		73	103
Russian Federation 7.00% 2023	RUB	16,600	237
Russian Federation 2.875% 2025		€200	270
Russian Federation 2.875% 2025		100	135
Russian Federation 4.25% 2027		$200	229

American Funds Insurance Series	151

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 6.90% 2029	RUB	25,250	$367
Russian Federation 7.65% 2030		6,000	92
Russian Federation 8.50% 2031		5,530	90
Russian Federation 7.70% 2033		23,030	351
Russian Federation 7.25% 2034		8,140	120
Saudi Arabia (Kingdom of) 2.894% 2022[3]		$200	206
Saudi Arabia (Kingdom of) 3.625% 2028[3]		200	224
Serbia (Republic of) 3.125% 2027		€915	1,259
Singapore (Republic of) 2.625% 2028	S$	275	236
Singapore (Republic of) 2.875% 2029		155	137
Singapore (Republic of) 2.875% 2030		165	148
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR	2,200	98
South Africa (Republic of), Series R-2048, 8.75% 2048		6,300	353
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	560,000	525
South Korea (Republic of), Series 2503, 1.50% 2025		639,700	595
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		$250	218
Thailand (Kingdom of) 2.125% 2026	THB	16,450	594
Ukraine 6.75% 2026		€150	202
United Kingdom 1.75% 2022		£280	395
United Kingdom 2.75% 2024		50	76
United Kingdom 4.75% 2030		460	911
United Kingdom 4.25% 2032		280	553
United Kingdom 4.50% 2034		225	476
United Kingdom 0.625% 2035		600	833
United Kingdom 3.25% 2044		250	526
United Mexican States 0.70% 2021		¥100,000	968
United Mexican States, Series M, 7.50% 2027	MXN	25,740	1,473
United Mexican States, Series M20, 8.50% 2029		11,500	705
United Mexican States 2.659% 2031		$216	222
United Mexican States, Series M, 8.00% 2047	MXN	4,000	237
			67,135

U.S. Treasury bonds & notes 10.85%
U.S. Treasury 10.36%
U.S. Treasury 0.125% 2022		$8,318	8,319
U.S. Treasury 1.875% 2022		700	713
U.S. Treasury 1.875% 2022		600	617
U.S. Treasury 0.375% 2025		8,605	8,616
U.S. Treasury 2.25% 2027		700	774
U.S. Treasury 2.25% 2027		300	333
U.S. Treasury 2.875% 2028[5]		1,275	1,477
U.S. Treasury 2.875% 2028		700	813
U.S. Treasury 0.625% 2030		2,640	2,580
U.S. Treasury 0.625% 2030		650	633
U.S. Treasury 0.875% 2030		14,286	14,231
U.S. Treasury 2.875% 2046		400	511
U.S. Treasury 1.375% 2050[5]		8,058	7,540
			47,157

U.S. Treasury inflation-protected securities 0.49%
U.S. Treasury Inflation-Protected Security 0.25% 2029[4]		713	807
U.S. Treasury Inflation-Protected Security 1.375% 2044[4,5]		279	403
U.S. Treasury Inflation-Protected Security 1.00% 2049[4,5]		724	1,021
			2,231

Total U.S. Treasury bonds & notes			49,388

152	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 4.81%
Financials 1.23%
ACE INA Holdings Inc. 2.875% 2022	$10	$10
ACE INA Holdings Inc. 3.35% 2026	10	11
ACE INA Holdings Inc. 4.35% 2045	20	27
Allianz SE 4.75% 2049 (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[6]	€100	137
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[6]	$100	107
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[6]	500	511
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[6]	236	267
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[6]	20	21
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[6]	€100	126
China Construction Bank Corp. 2.45% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.15% on 6/24/2025)[6]	$300	308
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[6]	175	192
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[6]	130	135
Goldman Sachs Group, Inc. 3.50% 2025	207	230
Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[6]	78	95
Groupe BPCE SA 0.64% 2022	¥100,000	972
Groupe BPCE SA 5.70% 2023[3]	$200	227
Groupe BPCE SA 1.00% 2025	€100	127
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[6]	$200	228
JPMorgan Chase & Co. 3.25% 2022	28	30
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[6]	160	197
Mizuho Financial Group, Ltd. 2.721% 2023 (3-month USD-LIBOR + 0.84% on 7/16/2022)[6]	271	280
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[6]	200	202
Morgan Stanley 3.125% 2026	110	123
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[6]	72	78
New York Life Insurance Company 3.75% 2050[3]	23	28
PNC Financial Services Group, Inc. 2.854% 2022[6]	100	105
Rabobank Nederland 3.875% 2023	€100	134
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	257
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	400	426
		5,591

Utilities 1.05%
Abu Dhabi National Energy Company PJSC (TAQA) 3.625% 2023[3]	200	212
Berkshire Hathaway Energy Company 3.70% 2030[3]	25	30
Berkshire Hathaway Energy Company 1.65% 2031[3]	175	175
CMS Energy Corp. 3.00% 2026	150	166
Duke Energy Carolinas, LLC 3.05% 2023	280	296
Duke Energy Progress, LLC 3.70% 2028	75	88
Edison International 4.125% 2028	160	178
Enel Finance International SA 2.75% 2023[3]	200	209
Enel Finance International SA 3.50% 2028[3]	200	228
Enersis Américas SA 4.00% 2026	35	39
Exelon Corp. 3.40% 2026	150	169
Exelon Corp., junior subordinated, 3.497% 2022[6]	25	26
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[6]	120	132
FirstEnergy Corp. 3.50% 2028[3]	35	37
Interstate Power and Light Co. 2.30% 2030	50	53
NextEra Energy Capital Holdings, Inc. 2.75% 2029	234	255
NextEra Energy Capital Holdings, Inc. 2.25% 2030	478	502
Niagara Mohawk Power Corp. 3.508% 2024[3]	85	93
Pacific Gas and Electric Co. 2.95% 2026	25	26
Pacific Gas and Electric Co. 2.10% 2027	100	102
Pacific Gas and Electric Co. 4.65% 2028	114	130
Pacific Gas and Electric Co. 4.55% 2030	31	35
Pacific Gas and Electric Co. 2.50% 2031	600	602
Pacific Gas and Electric Co. 3.50% 2050	137	137

American Funds Insurance Series	153

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
State Grid Overseas Investment Ltd. 1.25% 2022		€100	$124
State Grid Overseas Investment Ltd. 3.50% 2027[3]		$450	501
Xcel Energy Inc. 3.35% 2026		216	244
			4,789

Communication services 0.48%
AT&T Inc. 2.75% 2031		375	401
AT&T Inc. 2.55% 2033[3]		64	66
Comcast Corp. 3.95% 2025		80	92
Deutsche Telekom International Finance BV 9.25% 2032		45	76
France Télécom 9.00% 2031[6]		65	107
KT Corp. 0.22% 2022		¥100,000	966
T-Mobile US, Inc. 2.05% 2028[3]		$200	208
Walt Disney Company 2.65% 2031		240	263
			2,179

Health care 0.46%
Abbott Laboratories 3.75% 2026		51	60
Aetna Inc. 2.80% 2023		10	10
Amgen Inc. 1.90% 2025		40	42
Amgen Inc. 2.20% 2027		30	32
AstraZeneca PLC 3.50% 2023		150	162
Bayer US Finance II LLC 3.875% 2023[3]		200	218
Becton, Dickinson and Company 2.894% 2022		47	49
Becton, Dickinson and Company 3.734% 2024		35	39
Becton, Dickinson and Company 3.70% 2027		43	49
Becton, Dickinson and Company 2.823% 2030		28	31
Bristol-Myers Squibb Co. 2.90% 2024		178	193
Cigna Corp. 4.125% 2025		80	92
EMD Finance LLC 3.25% 2025[3]		250	274
Medtronic, Inc. 3.50% 2025		31	35
Novartis Capital Corp. 1.75% 2025		31	33
Novartis Capital Corp. 2.00% 2027		34	36
Novartis Capital Corp. 2.20% 2030		73	78
Stryker Corp. 0.75% 2029		€210	267
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		100	137
Thermo Fisher Scientific Inc. 4.133% 2025		$84	96
Upjohn Inc. 2.70% 2030[3]		142	151
			2,084

Energy 0.39%
Canadian Natural Resources Ltd. 2.95% 2030		161	173
Enbridge Inc. 4.25% 2026		70	82
Enbridge Inc. 3.70% 2027		45	51
Equinor ASA 1.75% 2026		35	37
Equinor ASA 2.375% 2030		70	75
Exxon Mobil Corp. 2.992% 2025		135	148
Exxon Mobil Corp. 3.482% 2030		170	198
Halliburton Company 3.80% 2025		3	3
MPLX LP 2.65% 2030		75	79
Petróleos Mexicanos 7.19% 2024	MXN	1,335	61
Petróleos Mexicanos 7.47% 2026		5,330	224
Saudi Arabian Oil Co. 1.625% 2025[3]		$200	205
Shell International Finance BV 3.50% 2023		330	359
Statoil ASA 3.70% 2024		50	55
			1,750

154	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.36%
Amazon.com, Inc. 2.80% 2024	$170	$184
Amazon.com, Inc. 1.20% 2027	50	51
Amazon.com, Inc. 2.50% 2050	305	316
Bayerische Motoren Werke AG 3.90% 2025[3]	70	79
Bayerische Motoren Werke AG 4.15% 2030[3]	70	85
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	200	201
Hyundai Capital America 3.25% 2022[3]	65	68
Hyundai Capital America 2.375% 2027[3]	109	114
Hyundai Capital Services Inc. 3.75% 2023[3]	250	266
Toyota Motor Credit Corp. 2.90% 2023	100	106
Toyota Motor Credit Corp. 3.00% 2025	100	110
Toyota Motor Credit Corp. 3.375% 2030	33	39
		1,619

Consumer staples 0.35%
Altria Group, Inc. 1.00% 2023	€110	137
Altria Group, Inc. 2.20% 2027	270	360
Anheuser-Busch InBev NV 4.00% 2028	$100	118
Anheuser-Busch InBev NV 4.75% 2029	220	272
British American Tobacco PLC 3.215% 2026	62	68
British American Tobacco PLC 3.557% 2027	105	117
British American Tobacco PLC 3.462% 2029	75	82
Conagra Brands, Inc. 4.30% 2024	210	235
Keurig Dr Pepper Inc. 4.597% 2028	175	213
		1,602

Real estate 0.19%
American Campus Communities, Inc. 3.75% 2023	100	106
American Campus Communities, Inc. 4.125% 2024	90	98
Corporate Office Properties LP 3.60% 2023	65	69
Equinix, Inc. 2.15% 2030	197	201
Essex Portfolio LP 3.50% 2025	120	133
Essex Portfolio LP 3.375% 2026	40	45
WEA Finance LLC 3.75% 2024[3]	200	211
		863

Industrials 0.15%
Carrier Global Corp. 2.242% 2025	36	38
Carrier Global Corp. 2.493% 2027	30	32
CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[6]	200	198
CSX Corp. 3.80% 2050	6	7
CSX Corp. 2.50% 2051	75	75
Lima Metro Line 2 Finance Ltd. 5.875% 2034[3]	105	127
United Technologies Corp. 4.125% 2028	170	203
		680

Information technology 0.13%
Broadcom Inc. 3.15% 2025	70	76
Broadcom Inc. 4.15% 2030	70	81
Microsoft Corp. 2.40% 2026	187	204
Oracle Corp. 2.65% 2026	216	238
		599

Materials 0.02%
Vale Overseas Ltd. 3.75% 2030	94	105

Total corporate bonds, notes & loans		21,861

American Funds Insurance Series	155

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations 1.42%
Other mortgage-backed securities 0.73%
Korea Housing Finance Corp. 2.00% 2021[3,7]		$250	$253
Nordea Kredit 0.50% 2040[7]	DKr	1,846	305
Nykredit Realkredit AS, Series 01E, 1.50% 2037[7]		821	140
Nykredit Realkredit AS, Series 01E, 0.50% 2040[7]		12,241	2,021
Nykredit Realkredit AS, Series 01E, 1.50% 2040[7]		2,102	358
Nykredit Realkredit AS, Series 01E, 0.50% 2050[7]		1,466	238
			3,315

Federal agency mortgage-backed obligations 0.69%
Fannie Mae Pool #MA4228 1.50% 2036[7]		$1,042	1,073
Freddie Mac Pool #SB8083 1.50% 2036[7]		267	275
Freddie Mac Pool #2B7343 3.711% 2049[7,8]		136	142
Government National Mortgage Assn. 4.00% 2051[7,9]		75	80
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[7]		18	19
Uniform Mortgage-Backed Security 1.50% 2036[7,9]		1,508	1,550
			3,139

Total mortgage-backed obligations			6,454

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		100	102

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		80	84

Total municipals			186

Asset-backed obligations 0.02%
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[3,7,8]		93	95

Total bonds, notes & other debt instruments (cost: $137,636,000)			145,119

Short-term securities 9.30%
Money market investments 5.35%
Capital Group Central Cash Fund 0.12%[10,11]		243,271	24,329

Commercial paper 3.95%
Toronto-Dominion Bank 0.19% due 1/19/2021[3]		9,000	9,000
NRW.Bank 0.21% due 1/22/2021[3]		9,000	8,999
			17,999

Total short-term securities (cost: $42,325,000)			42,328

Total investment securities 99.66% (cost: $352,848,000)			453,574
Other assets less liabilities 0.34%			1,558

Net assets 100.00%			$455,132

156	American Funds Insurance Series

Global Balanced Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[12] (000)	Value at 12/31/2020[13] (000)	Unrealized appreciation at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	18	March 2021	$(1,800)	$(2,814)	$3

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
GBP626	USD833	Citibank	1/6/2021	$24
EUR560	USD665	Goldman Sachs	1/6/2021	19
ILS800	USD239	Standard Chartered Bank	1/6/2021	9
JPY39,700	USD383	UBS AG	1/6/2021	2
CAD10	USD8	Standard Chartered Bank	1/6/2021	— [14]
GBP200	EUR224	Citibank	1/6/2021	— [14]
USD275	MXN5,550	HSBC Bank	1/6/2021	(4)
PLN1,400	USD372	Citibank	1/7/2021	3
EUR715	USD860	Bank of New York Mellon	1/8/2021	14
CNH3,320	USD505	HSBC Bank	1/8/2021	6
USD377	PLN1,400	Barclays Bank PLC	1/8/2021	3
USD451	EUR370	Citibank	1/8/2021	(1)
USD520	EUR430	JPMorgan Chase	1/8/2021	(5)
USD717	MXN14,415	HSBC Bank	1/8/2021	(6)
USD541	CAD700	Standard Chartered Bank	1/8/2021	(9)
USD397	ZAR6,080	Standard Chartered Bank	1/8/2021	(16)
USD899	ILS2,960	Citibank	1/8/2021	(23)
CAD1,400	USD1,094	Goldman Sachs	1/12/2021	6
USD260	AUD350	Citibank	1/12/2021	(10)
JPY234,930	USD2,252	HSBC Bank	1/14/2021	24
CLP175,000	USD237	Citibank	1/14/2021	9
KRW320,500	USD295	Standard Chartered Bank	1/14/2021	— [14]
USD421	INR31,100	HSBC Bank	1/14/2021	(4)
USD11	RUB800	Citibank	1/15/2021	— [14]
EUR717	USD871	Goldman Sachs	1/19/2021	5
CZK11,700	EUR444	Standard Chartered Bank	1/19/2021	2
USD549	CAD700	Barclays Bank PLC	1/19/2021	(1)
USD513	CNH3,360	Goldman Sachs	1/19/2021	(3)
USD540	CZK11,700	Standard Chartered Bank	1/19/2021	(5)
ILS2,000	USD617	Goldman Sachs	1/21/2021	6
MXN8,100	USD404	Morgan Stanley	1/21/2021	2
CNH1,700	USD261	Goldman Sachs	1/21/2021	— [14]
USD174	JPY18,000	Goldman Sachs	1/21/2021	— [14]
USD523	ILS1,700	JPMorgan Chase	1/21/2021	(6)
USD545	BRL2,788	Goldman Sachs	1/22/2021	8
KRW476,000	USD435	Citibank	1/22/2021	3
USD431	KRW476,000	Citibank	1/22/2021	(7)
EUR3,234	USD3,945	HSBC Bank	1/25/2021	8
CAD1,170	USD896	Morgan Stanley	1/29/2021	24
CAD1,170	USD897	Citibank	1/29/2021	22
MXN6,630	USD317	Morgan Stanley	1/29/2021	15
MXN6,640	USD319	Morgan Stanley	1/29/2021	13
ZAR2,790	USD177	JPMorgan Chase	1/29/2021	12
EUR502	DKK3,737	Citibank	1/29/2021	— [14]
EUR63	DKK467	Goldman Sachs	1/29/2021	— [14]
EUR63	DKK467	Citibank	1/29/2021	— [14]

American Funds Insurance Series	157

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
EUR1,219	DKK9,069	Citibank	1/29/2021	$— [14]
USD280	AUD370	HSBC Bank	1/29/2021	(5)
USD169	ZAR2,790	Bank of America	1/29/2021	(21)
USD617	MXN13,270	Morgan Stanley	1/29/2021	(48)
USD1,764	CAD2,340	Citibank	1/29/2021	(74)
CAD1,390	USD1,074	Barclays Bank PLC	2/10/2021	18
USD1,027	CAD1,320	Goldman Sachs	2/10/2021	(11)

				$(2)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€2,200	$21	$—	$21
Credit default swaps Centrally cleared credit default swaps on credit indices — sell protection
Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$3,800	$93	$93	$—	[1][4]

Investments in affiliates11

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.35%
Money market investments 5.35%
Capital Group Central Cash Fund 0.12%[10]	$2,825	$130,916	$109,410	$3	$(5)	$24,329	$103

158	American Funds Insurance Series

Global Balanced Fund

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $131,628,000, which represented 28.92% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,404,000, which represented 5.58% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $184,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]	Purchased on a TBA basis.
[10]	Rate represents the seven-day yield at 12/31/2020.
[11]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.
[14]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

S$ = Singapore dollars

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	159

Bond Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 96.71%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 33.25%
Financials 7.75%
ACE INA Holdings Inc. 2.875% 2022	$3,625	$3,781
ACE INA Holdings Inc. 3.35% 2026	2,025	2,283
ACE INA Holdings Inc. 4.35% 2045	2,220	3,011
AerCap Holdings NV 6.50% 2025	1,798	2,151
Ally Financial Inc. 5.125% 2024	1,500	1,730
Ally Financial Inc. 8.00% 2031	8,479	12,081
Ally Financial Inc. 8.00% 2031	7,070	10,393
American International Group, Inc. 4.20% 2028	9,875	11,733
American International Group, Inc. 3.40% 2030	12,313	14,111
American International Group, Inc. 4.375% 2050	3,455	4,524
Assicurazioni Generali SpA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)[1]	€3,800	5,376
Banco Do Brasil, SA 4.75% 2024[2]	$10,000	10,775
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]	16,676	18,867
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]	2,515	2,542
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[1]	21,177	21,463
Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	11,520
BNP Paribas 3.80% 2024[2]	18,775	20,490
BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[1,2]	2,875	3,073
BNP Paribas 3.375% 2025[2]	6,425	7,049
BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[1,2]	12,000	12,565
CIT Group Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[1]	5,410	5,728
CIT Group Inc. 4.75% 2024	2,066	2,263
Citigroup Inc. 4.60% 2026	1,800	2,111
Citigroup Inc. 3.668% 2028 (3-month USD-LIBOR + 1.39% on 7/24/2027)[1]	1,000	1,134
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]	3,001	3,306
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]	18,102	19,300
Citigroup Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[1]	18,470	22,399
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	4,450	4,620
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]	12,000	12,555
Credit Suisse Group AG 3.80% 2023	12,925	13,927
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[1,2]	500	542
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]	850	895
Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]	5,750	6,014
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	3,096	3,644
Deutsche Bank AG 3.15% 2021	28,037	28,068
Deutsche Bank AG 3.375% 2021	1,300	1,313
Deutsche Bank AG 4.25% 2021	27,043	27,116
Deutsche Bank AG 4.25% 2021	525	538
Deutsche Bank AG 3.30% 2022	2,695	2,812
Deutsche Bank AG 5.00% 2022	2,675	2,798
Deutsche Bank AG 3.95% 2023	6,350	6,751
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[1]	10,475	10,782
Deutsche Bank AG 3.70% 2024	4,950	5,330
Deutsche Bank AG 3.70% 2024	2,750	2,967
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[1]	8,835	9,662
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	42,015	42,990
Deutsche Bank AG 4.10% 2026	7,305	8,154
Deutsche Bank AG 4.10% 2026	857	950
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	2,900	3,151
GE Capital Funding, LLC 4.05% 2027[2]	5,346	6,119
GE Capital Funding, LLC 4.40% 2030[2]	10,000	11,791
Goldman Sachs Group, Inc. 5.75% 2022	4,800	5,074
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]	9,600	11,126
Goldman Sachs Group, Inc., junior subordinated, 5.30% (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]	1,750	1,916
Groupe BPCE SA 2.75% 2023[2]	6,875	7,192
Groupe BPCE SA 5.70% 2023[2]	28,166	31,898
Groupe BPCE SA 5.15% 2024[2]	5,481	6,247
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]	6,350	6,504

160	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]	$12,000	$14,200
Intesa Sanpaolo SpA 3.375% 2023[2]	10,035	10,514
Intesa Sanpaolo SpA 3.25% 2024[2]	770	823
Intesa Sanpaolo SpA 5.017% 2024[2]	68,143	74,578
Intesa Sanpaolo SpA 5.71% 2026[2]	15,400	17,634
Intesa Sanpaolo SpA 3.875% 2027[2]	6,250	6,866
Intesa Sanpaolo SpA 3.875% 2028[2]	1,986	2,194
JPMorgan Chase & Co. 2.182% 2028 (USD-SOFR + 1.89% on 6/1/2027)[1]	4,750	5,046
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]	9,600	10,958
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]	11,980	14,331
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[1]	1,766	1,900
Lloyds Banking Group PLC 2.438% 2026 (UST Yield Curve Rate T Note Constant Maturity 1-year + 1.00% on 2/5/2025)[1]	2,675	2,827
Lloyds Banking Group PLC 4.375% 2028	8,825	10,505
MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]	1,405	1,985
MetLife, Inc. 3.60% 2025	3,490	3,954
Mizuho Financial Group, Inc. 0.849% 2024 (3-month USD-LIBOR + 0.61% on 9/8/2023)[1]	6,000	6,036
Morgan Stanley 2.50% 2021	19,200	19,320
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[1]	2,300	2,461
New York Life Insurance Company 3.75% 2050[2]	5,749	6,884
PNC Financial Services Group, Inc. 2.854% 2022[1]	5,850	6,127
PNC Funding Corp. 3.30% 2022	8,700	8,989
Rede D’Or Finance SARL 4.50% 2030[2]	3,000	3,133
Santander Holdings USA, Inc. 3.50% 2024	8,325	8,997
Synchrony Financial 2.85% 2022	5,400	5,578
Synchrony Financial 4.375% 2024	3,640	4,009
Travelers Companies, Inc. 2.55% 2050	768	809
UBS Group AG 1.364% 2027 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.08% on 1/30/2026)[1,2]	1,675	1,695
UniCredit SpA 3.75% 2022[2]	2,545	2,638
UniCredit SpA 6.572% 2022[2]	11,295	11,904
UniCredit SpA 4.625% 2027[2]	1,395	1,588
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]	16,130	18,192
UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)[1,2]	10,221	12,362
UniCredit SpA 5.459% 2035 (5-year USD-ICE Swap + 4.75% on 6/30/2030)[1,2]	606	668
Wells Fargo & Company 2.10% 2021	16,800	16,971
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]	20,480	21,659
Wells Fargo & Company 2.188% 2026 (USD-SOFR + 2.00% on 4/30/2025)[1]	10,408	10,968
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]	14,200	15,038
		883,546

Energy 5.65%
Apache Corp. 4.625% 2025	645	678
Apache Corp. 4.875% 2027	5,475	5,812
Apache Corp. 4.25% 2030	2,465	2,593
Apache Corp. 4.75% 2043	12,100	12,569
Apache Corp. 4.25% 2044	2,100	2,077
Apache Corp. 5.35% 2049	800	823
Baker Hughes, a GE Co. 4.486% 2030	914	1,099
Boardwalk Pipeline Partners, LP 3.375% 2023	1,900	1,984
BP Capital Markets America Inc. 2.772% 2050	6,417	6,349
BP Capital Markets PLC 3.00% 2050	8,284	8,490
Canadian Natural Resources Ltd. 2.05% 2025	3,849	4,041
Canadian Natural Resources Ltd. 3.85% 2027	1,151	1,293
Canadian Natural Resources Ltd. 2.95% 2030	2,374	2,542
Cenovus Energy Inc. 3.80% 2023	1,120	1,164
Cenovus Energy Inc. 4.25% 2027	12,685	13,858
Cenovus Energy Inc. 5.25% 2037	770	872
Cenovus Energy Inc. 5.40% 2047	15,180	17,821

American Funds Insurance Series	161

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cheniere Energy, Inc. 7.00% 2024	$410	$479
Cheniere Energy, Inc. 5.125% 2027	16,000	18,946
Cheniere Energy, Inc. 3.70% 2029	7,369	8,215
Chevron Corp. 2.355% 2022	4,800	4,973
Chevron Corp. 3.078% 2050	1,114	1,239
Chevron USA Inc. 2.343% 2050	1,365	1,330
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,929
Concho Resources Inc. 4.30% 2028	6,095	7,207
Concho Resources Inc. 4.85% 2048	5,000	6,735
DCP Midstream Operating LP 4.95% 2022	500	517
Enbridge Energy Partners, LP 4.20% 2021	6,325	6,432
Enbridge Energy Partners, LP 5.875% 2025	7,700	9,420
Enbridge Energy Partners, LP 7.375% 2045	18,154	27,723
Enbridge Inc. 4.00% 2023	1,500	1,633
Energy Transfer Operating, LP 5.875% 2024	294	331
Energy Transfer Operating, LP 2.90% 2025	4,402	4,661
Energy Transfer Operating, LP 3.75% 2030	7,707	8,319
Energy Transfer Operating, LP 5.00% 2050	15,408	16,699
Energy Transfer Partners, LP 4.20% 2023	2,860	3,085
Energy Transfer Partners, LP 4.50% 2024	4,915	5,380
Energy Transfer Partners, LP 4.75% 2026	1,506	1,705
Energy Transfer Partners, LP 4.20% 2027	45	50
Energy Transfer Partners, LP 4.95% 2028	4,559	5,256
Energy Transfer Partners, LP 5.25% 2029	1,275	1,489
Energy Transfer Partners, LP 6.125% 2045	11,780	13,993
Energy Transfer Partners, LP 5.30% 2047	10,459	11,681
Energy Transfer Partners, LP 6.00% 2048	1,868	2,223
Energy Transfer Partners, LP 6.25% 2049	1,775	2,147
Energy Transfer Partners, LP, junior subordinated, 6.25% (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]	7,850	6,260
Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 2/15/2028)[1]	500	425
Enterprise Products Operating LLC 3.20% 2052	3,031	3,091
EOG Resources, Inc. 4.375% 2030	451	549
EOG Resources, Inc. 4.95% 2050	1,776	2,409
EQT Corp. 3.00% 2022	6,700	6,763
EQT Corp. 8.75% 2030	7,500	9,178
Equinor ASA 3.625% 2028	4,928	5,744
Equinor ASA 3.125% 2030	20,000	22,706
Equinor ASA 3.25% 2049	5,687	6,320
Exxon Mobil Corp. 3.043% 2026	4,625	5,127
Exxon Mobil Corp. 2.61% 2030	1,293	1,413
Exxon Mobil Corp. 3.452% 2051	4,701	5,373
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,167
Kinder Morgan Energy Partners, LP 5.50% 2044	700	881
Kinder Morgan, Inc. 5.30% 2034	760	937
MPLX LP 1.75% 2026	5,557	5,754
MPLX LP 4.00% 2028	4,665	5,368
MPLX LP 2.65% 2030	2,404	2,522
MPLX LP 5.50% 2049	4,741	6,243
Noble Energy, Inc. 3.25% 2029	744	855
Noble Energy, Inc. 5.05% 2044	2,407	3,386
Noble Energy, Inc. 4.95% 2047	4,845	6,889
Noble Energy, Inc. 4.20% 2049	10,334	13,419
Occidental Petroleum Corp. 2.90% 2024	4,336	4,180
Odebrecht Drilling Norbe 7.35% 2026[2,3]	37	10
Odebrecht Drilling Norbe 0% 2049[2]	1,150	7
ONEOK, Inc. 2.20% 2025	193	201
ONEOK, Inc. 5.85% 2026	896	1,074
ONEOK, Inc. 3.10% 2030	540	576
ONEOK, Inc. 6.35% 2031	2,794	3,587

162	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 5.20% 2048	$9,563	$11,162
ONEOK, Inc. 4.50% 2050	1,266	1,331
ONEOK, Inc. 7.15% 2051	3,275	4,538
Petrobras Global Finance Co. 5.093% 2030	5,000	5,594
Petrobras Global Finance Co. 6.90% 2049	4,000	5,080
Petróleos Mexicanos 6.875% 2026	43,810	47,928
Petróleos Mexicanos 6.50% 2027	29,533	31,156
Pioneer Natural Resources Company 1.90% 2030	5,726	5,676
Plains All American Pipeline, LP 3.80% 2030	590	635
QEP Resources, Inc. 5.25% 2023	3,420	3,605
Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,421
Sabine Pass Liquefaction, LLC 5.625% 2023[1]	1,000	1,099
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	9,149
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,667
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,991
Sabine Pass Liquefaction, LLC 4.50% 2030[2]	1,797	2,131
Saudi Arabian Oil Co. 2.875% 2024[2]	4,885	5,189
Saudi Arabian Oil Co. 1.625% 2025[2]	1,410	1,446
Schlumberger BV 4.00% 2025[2]	7,915	9,004
Shell International Finance BV 3.875% 2028	9,410	11,149
Southwestern Energy Co. 6.45% 2025[1]	920	956
Sunoco Logistics Operating Partners, LP 5.40% 2047	6,190	6,982
Targa Resources Partners LP 5.125% 2025	175	180
Targa Resources Partners LP 5.375% 2027	175	184
TC PipeLines, LP 4.375% 2025	405	457
Total Capital Canada Ltd. 2.75% 2023	2,140	2,273
Total Capital International 3.127% 2050	6,910	7,496
Total SE 2.986% 2041	1,726	1,889
Total SE 3.386% 2060	5,200	5,916
TransCanada PipeLines Ltd. 4.25% 2028	11,275	13,320
TransCanada PipeLines Ltd. 4.10% 2030	4,776	5,646
Transcontinental Gas Pipe Line Company, LLC 3.95% 2050	1,372	1,556
Western Midstream Operating, LP 4.10% 2025[1]	2,782	2,871
Western Midstream Operating, LP 4.05% 2030	2,202	2,453
Western Midstream Operating, LP 5.25% 2050	3,079	3,392
Williams Partners LP 4.50% 2023	500	552
Williams Partners LP 4.30% 2024	595	657
WPX Energy, Inc. 4.50% 2030	7,995	8,487
		644,494

Utilities 4.13%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[2]	10,500	11,896
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2026[2]	300	348
AEP Transmission Co. LLC 3.65% 2050	350	426
Alliant Energy Finance LLC 4.25% 2028[2]	500	581
Ameren Corp. 3.50% 2031	325	374
Ameren Corp. 4.50% 2049	2,875	3,914
American Electric Power Company, Inc. 2.30% 2030	1,825	1,909
Berkshire Hathaway Energy Company 4.50% 2045	5,895	7,475
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,200	10,892
Consumers Energy Co. 4.05% 2048	8,270	10,839
Consumers Energy Co. 3.75% 2050	5,625	7,074
Duke Energy Corp. 3.75% 2024	3,826	4,214
Duke Energy Florida, LLC 3.40% 2046	6,445	7,372
Duke Energy Progress, LLC 3.70% 2028	3,750	4,393
Edison International 3.125% 2022	2,900	3,013
Edison International 3.55% 2024	6,850	7,382
Edison International 4.95% 2025	175	200
Edison International 5.75% 2027	3,181	3,810
Edison International 4.125% 2028	3,644	4,064

American Funds Insurance Series	163

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[1]	$1,950	$2,282
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]	1,000	1,170
Entergy Louisiana, LLC 4.20% 2048	6,325	8,245
Eversource Energy 2.75% 2022	527	541
Eversource Energy 3.80% 2023	5,000	5,478
Exelon Corp. 3.40% 2026	1,570	1,769
Exelon Corp. 4.05% 2030	1,250	1,481
Exelon Corp. 4.70% 2050	250	333
FirstEnergy Corp. 2.85% 2022 (3.10% on 1/15/2021)[1]	8,750	8,897
FirstEnergy Corp. 1.60% 2026	481	471
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[1]	12,178	13,434
FirstEnergy Corp. 3.50% 2028[2]	2,400	2,555
FirstEnergy Corp. 2.25% 2030	1,184	1,146
FirstEnergy Corp. 2.65% 2030	3,428	3,442
FirstEnergy Corp. 7.375% 2031	5,150	7,349
FirstEnergy Corp., Series B, 4.25% 2023 (4.75% on 3/15/2021)[1]	2,750	2,905
Georgia Power Co. 3.70% 2050	1,938	2,337
IPALCO Enterprises, Inc. 3.70% 2024	200	218
Mississippi Power Co. 4.25% 2042	11,247	13,614
NextEra Energy Capital Holdings, Inc. 2.25% 2030	2,700	2,833
Niagara Mohawk Power Corp. 3.508% 2024[2]	7,575	8,325
Niagara Mohawk Power Corp. 4.278% 2034[2]	1,000	1,248
Pacific Gas and Electric Co. 1.75% 2022	13,000	13,038
Pacific Gas and Electric Co. 3.25% 2023	5,615	5,862
Pacific Gas and Electric Co. 3.40% 2024	850	906
Pacific Gas and Electric Co. 2.95% 2026	9,436	9,988
Pacific Gas and Electric Co. 3.15% 2026	8,705	9,283
Pacific Gas and Electric Co. 2.10% 2027	456	463
Pacific Gas and Electric Co. 3.30% 2027	9,125	9,754
Pacific Gas and Electric Co. 3.30% 2027	4,675	5,009
Pacific Gas and Electric Co. 3.75% 2028	6,788	7,421
Pacific Gas and Electric Co. 4.65% 2028	7,900	9,030
Pacific Gas and Electric Co. 4.55% 2030	14,505	16,539
Pacific Gas and Electric Co. 2.50% 2031	19,695	19,745
Pacific Gas and Electric Co. 3.30% 2040	8,898	8,891
Pacific Gas and Electric Co. 3.75% 2042	7,825	7,885
Pacific Gas and Electric Co. 4.75% 2044	336	378
Pacific Gas and Electric Co. 3.95% 2047	2,835	2,941
Pacific Gas and Electric Co. 3.50% 2050	6,567	6,542
Progress Energy, Inc. 7.75% 2031	1,820	2,713
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,849
Puget Energy, Inc. 6.00% 2021	3,135	3,245
Puget Energy, Inc. 5.625% 2022	8,004	8,477
Puget Energy, Inc. 3.65% 2025	3,000	3,312
San Diego Gas & Electric Co. 3.32% 2050	1,350	1,539
Southern California Edison Co. 3.70% 2025	1,275	1,431
Southern California Edison Co. 2.85% 2029	7,500	8,186
Southern California Edison Co. 4.20% 2029	11,700	13,853
Southern California Edison Co. 5.35% 2035	6,450	8,762
Southern California Edison Co. 5.75% 2035	4,550	6,291
Southern California Edison Co. 5.625% 2036	7,050	9,007
Southern California Edison Co. 5.55% 2037	2,775	3,553
Southern California Edison Co. 5.95% 2038	5,654	7,691
Southern California Edison Co. 4.50% 2040	8,620	10,400
Southern California Edison Co. 5.50% 2040	607	811
Southern California Edison Co. 4.00% 2047	9,061	10,644
Southern California Edison Co. 4.125% 2048	9,027	10,788
Southern California Edison Co. 4.875% 2049	5,034	6,649
Southern California Edison Co. 3.65% 2050	3,461	3,935
Southern California Edison Co., Series C, 3.60% 2045	2,717	3,015

164	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Gas Company 2.55% 2030	$625	$678
Southern Co. 3.70% 2030	5,450	6,318
Southern Co. 4.25% 2036	1,725	2,118
Southern Co. 4.40% 2046	787	991
Tampa Electric Co. 2.60% 2022	4,350	4,486
Wisconsin Power and Light Co. 3.65% 2050	1,550	1,842
Xcel Energy Inc. 3.30% 2025	5,650	6,215
Xcel Energy Inc. 2.60% 2029	2,925	3,169
		470,892

Health care 3.88%
Abbott Laboratories 3.40% 2023	910	987
Abbott Laboratories 3.75% 2026	2,244	2,630
Abbott Laboratories 4.75% 2036	4,565	6,291
AbbVie Inc. 3.20% 2022	9,600	10,054
AbbVie Inc. 3.20% 2029	23,754	26,648
Amgen Inc. 2.45% 2030	10,000	10,720
Anthem, Inc. 2.375% 2025	1,534	1,641
AstraZeneca PLC 4.00% 2029	5,920	7,056
Bayer US Finance II LLC 3.875% 2023[2]	8,783	9,576
Bayer US Finance II LLC 4.25% 2025[2]	17,570	20,106
Becton, Dickinson and Company 3.734% 2024	903	1,001
Becton, Dickinson and Company 4.669% 2047	3,395	4,458
Boston Scientific Corp. 3.375% 2022	350	365
Boston Scientific Corp. 3.85% 2025	255	288
Centene Corp. 4.75% 2025	325	334
Centene Corp. 4.25% 2027	14,860	15,786
Centene Corp. 4.625% 2029	14,945	16,611
Centene Corp. 3.375% 2030	15,718	16,561
Cigna Corp. 4.375% 2028	7,090	8,571
EMD Finance LLC 2.95% 2022[2]	2,100	2,157
Gilead Sciences, Inc. 1.20% 2027	3,828	3,859
GlaxoSmithKline PLC 3.375% 2023	16,800	18,030
Laboratory Corp. of America Holdings 4.70% 2045	4,160	5,465
Novartis Capital Corp. 1.75% 2025	2,361	2,478
Novartis Capital Corp. 2.20% 2030	5,446	5,851
Shire PLC 3.20% 2026	15,100	16,901
Teva Pharmaceutical Finance Co. BV 2.20% 2021	4,911	4,908
Teva Pharmaceutical Finance Co. BV 2.80% 2023	16,420	16,286
Teva Pharmaceutical Finance Co. BV 7.125% 2025	45,000	49,828
Teva Pharmaceutical Finance Co. BV 3.15% 2026	68,853	66,315
Teva Pharmaceutical Finance Co. BV 6.75% 2028	26,824	30,394
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	41,649
UnitedHealth Group Inc. 3.35% 2022	4,385	4,597
UnitedHealth Group Inc. 3.75% 2025	5,410	6,166
Zimmer Holdings, Inc. 3.15% 2022	7,845	8,070
		442,638

Consumer discretionary 3.74%
Carnival Corp. 11.50% 2023[2]	9,140	10,582
DaimlerChrysler North America Holding Corp. 1.75% 2023[2]	8,000	8,216
DaimlerChrysler North America Holding Corp. 3.35% 2023[2]	2,000	2,118
Ford Motor Credit Co. 4.375% 2023	16,400	17,056
Ford Motor Credit Co. 4.063% 2024	17,230	18,123
Ford Motor Credit Co. 3.815% 2027	3,630	3,737
Ford Motor Credit Co. 4.125% 2027	28,345	29,727
Ford Motor Credit Co. 4.271% 2027	17,442	18,314
Ford Motor Credit Co. 5.113% 2029	8,075	9,003
General Motors Company 5.40% 2023	421	472
General Motors Company 6.125% 2025	28,743	34,886

American Funds Insurance Series	165

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.80% 2027	$1,030	$1,325
General Motors Company 5.00% 2035	5,000	6,026
General Motors Company 6.75% 2046	1,093	1,579
General Motors Company 5.40% 2048	7,200	9,068
General Motors Company 5.95% 2049	334	452
General Motors Financial Co. 3.15% 2022	25	26
General Motors Financial Co. 3.45% 2022	200	205
General Motors Financial Co. 3.55% 2022	3,703	3,863
General Motors Financial Co. 3.25% 2023	964	1,011
General Motors Financial Co. 3.70% 2023	2,076	2,202
General Motors Financial Co. 5.20% 2023	4,371	4,795
General Motors Financial Co. 3.50% 2024	9,945	10,757
General Motors Financial Co. 3.95% 2024	6,269	6,830
General Motors Financial Co. 5.10% 2024	1,081	1,210
General Motors Financial Co. 2.75% 2025	3,819	4,086
General Motors Financial Co. 2.90% 2025	1,032	1,103
General Motors Financial Co. 4.00% 2025	587	647
General Motors Financial Co. 4.35% 2025	11,358	12,692
General Motors Financial Co. 5.25% 2026	995	1,174
General Motors Financial Co. 2.70% 2027	6,079	6,454
General Motors Financial Co. 3.60% 2030	465	519
Home Depot, Inc. 4.40% 2021	7,200	7,200
Home Depot, Inc. 2.95% 2029	6,081	6,914
Home Depot, Inc. 4.50% 2048	1,915	2,691
Hyundai Capital America 3.75% 2021[2]	8,500	8,626
Hyundai Capital America 2.85% 2022[2]	4,118	4,270
Hyundai Capital America 3.00% 2022[2]	4,500	4,642
Hyundai Capital America 3.25% 2022[2]	1,521	1,584
Hyundai Capital America 3.95% 2022[2]	8,000	8,268
Hyundai Capital America 1.25% 2023[2]	3,150	3,189
Hyundai Capital America 2.375% 2023[2]	9,977	10,292
Hyundai Capital America 3.40% 2024[2]	8,180	8,730
Hyundai Capital America 1.80% 2025[2]	12,714	13,047
Hyundai Capital America 2.65% 2025[2]	13,054	13,854
Hyundai Capital America 2.375% 2027[2]	6,264	6,575
Hyundai Capital America 3.00% 2027[2]	10,408	11,325
International Game Technology PLC 6.25% 2027[2]	880	1,009
International Game Technology PLC 5.25% 2029[2]	4,075	4,397
McDonald’s Corp. 2.125% 2030	2,482	2,620
McDonald’s Corp. 4.45% 2047	3,535	4,593
McDonald’s Corp. 3.625% 2049	2,938	3,454
MGM Resorts International 7.75% 2022	2,000	2,134
NIKE, Inc. 3.25% 2040	6,171	7,183
NIKE, Inc. 3.875% 2045	1,560	2,025
Nissan Motor Co., Ltd. 2.60% 2022[2]	1,415	1,452
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	309
Starbucks Corp. 3.75% 2047	3,785	4,429
Starbucks Corp. 4.50% 2048	7,680	10,027
Toyota Motor Credit Corp. 3.375% 2030	6,664	7,802
Volkswagen Group of America Finance, LLC 4.00% 2021[2]	4,510	4,649
Volkswagen Group of America Finance, LLC 2.70% 2022[2]	2,473	2,565
Volkswagen Group of America Finance, LLC 3.125% 2023[2]	2,459	2,598
Volkswagen Group of America Finance, LLC 4.25% 2023[2]	15,000	16,512
Volkswagen Group of America Finance, LLC 2.85% 2024[2]	2,996	3,202
Volkswagen Group of America Finance, LLC 3.35% 2025[2]	2,636	2,900
Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,177	1,373
Volkswagen Group of America Finance, LLC 1.625% 2027[2]	1,645	1,660
		426,358

166	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials 2.75%
Air Lease Corp. 2.875% 2026	$11,453	$12,127
Airbus Group SE 2.70% 2023[2]	2,120	2,227
Avolon Holdings Funding Ltd. 3.625% 2022[2]	2,810	2,872
Avolon Holdings Funding Ltd. 3.95% 2024[2]	12,514	13,225
Avolon Holdings Funding Ltd. 4.25% 2026[2]	3,302	3,560
Avolon Holdings Funding Ltd. 3.25% 2027[2]	8,000	8,181
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]	1,680	1,922
Boeing Company 4.508% 2023	7,801	8,435
Boeing Company 1.95% 2024	8,719	8,983
Boeing Company 2.80% 2024	500	525
Boeing Company 4.875% 2025	31,752	36,216
Boeing Company 2.75% 2026	15,262	16,056
Boeing Company 3.10% 2026	649	695
Boeing Company 2.70% 2027	12,728	13,241
Boeing Company 5.04% 2027	10,099	11,818
Boeing Company 3.25% 2028	5,379	5,770
Boeing Company 3.25% 2028	1,925	2,039
Boeing Company 3.45% 2028	1,400	1,504
Boeing Company 3.20% 2029	675	713
Boeing Company 5.15% 2030	13,626	16,514
Boeing Company 3.625% 2031	7,358	8,074
Boeing Company 3.90% 2049	1,411	1,497
Boeing Company 5.805% 2050	1,782	2,462
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[2]	2,485	2,609
Carrier Global Corp. 2.722% 2030	855	914
Carrier Global Corp. 3.377% 2040	15,000	16,400
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	38	38
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	164	163
GE Capital International Funding Co. 4.418% 2035	20,075	23,965
General Electric Capital Corp. 3.373% 2025	4,615	5,139
General Electric Capital Corp. 6.15% 2037	1,425	1,967
General Electric Co. 3.45% 2027	1,250	1,412
General Electric Co. 3.625% 2030	675	772
General Electric Co. 4.25% 2040	5,500	6,502
General Electric Co. 4.35% 2050	6,575	7,997
Mexico City Airport Trust 5.50% 2046	1,959	2,090
Mexico City Airport Trust 5.50% 2047	5,909	6,238
Mexico City Airport Trust 5.50% 2047[2]	1,132	1,195
Northrop Grumman Corp. 3.25% 2028	10,845	12,266
Union Pacific Corp. 2.15% 2027	2,213	2,354
Union Pacific Corp. 2.40% 2030	4,454	4,802
Union Pacific Corp. 3.25% 2050	7,000	7,980
United Rentals, Inc. 5.50% 2027	5,000	5,366
United Technologies Corp. 3.125% 2027	9,525	10,695
Vinci SA 3.75% 2029[2]	12,456	14,620
		314,140

Consumer staples 2.24%
Altria Group, Inc. 2.85% 2022	4,800	4,986
Altria Group, Inc. 4.40% 2026	8,840	10,266
Altria Group, Inc. 4.50% 2043	1,585	1,820
Altria Group, Inc. 5.95% 2049	9,039	12,664
Anheuser-Busch InBev NV 4.75% 2029	7,500	9,255
Anheuser-Busch InBev NV 5.55% 2049	11,149	15,850
Anheuser-Busch InBev NV 4.50% 2050	5,000	6,302
British American Tobacco International Finance PLC 3.95% 2025[2]	16,879	18,997
British American Tobacco International Finance PLC 1.668% 2026	4,070	4,168
British American Tobacco PLC 3.557% 2027	10,991	12,241
British American Tobacco PLC 2.259% 2028	4,348	4,517

American Funds Insurance Series	167

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 4.39% 2037	$1,500	$1,679
British American Tobacco PLC 4.54% 2047	12,786	14,199
British American Tobacco PLC 4.758% 2049	23,659	27,475
Conagra Brands, Inc. 5.30% 2038	436	584
Conagra Brands, Inc. 5.40% 2048	57	81
Constellation Brands, Inc. 3.50% 2027	7,500	8,470
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 0.770% 2021[4]	10,620	10,636
General Mills, Inc. 3.20% 2021	2,170	2,187
Imperial Tobacco Finance PLC 3.50% 2023[2]	2,335	2,446
JBS Investments GmbH II 7.00% 2026[2]	3,868	4,181
JBS Investments GmbH II 7.00% 2026	1,665	1,800
Keurig Dr Pepper Inc. 4.057% 2023	6,190	6,730
Keurig Dr Pepper Inc. 4.597% 2028	10,752	13,101
Molson Coors Brewing Co. 2.10% 2021	2,415	2,435
Molson Coors Brewing Co. 4.20% 2046	9,955	11,423
Philip Morris International Inc. 4.25% 2044	9,550	12,029
Reynolds American Inc. 4.45% 2025	14,570	16,598
Reynolds American Inc. 5.85% 2045	1,970	2,521
Wal-Mart Stores, Inc. 2.85% 2024	6,765	7,321
Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,694
		255,656

Communication services 1.48%
AT&T Inc. 2.55% 2033[2]	4,953	5,104
AT&T Inc. 3.50% 2053[2]	1,915	1,915
AT&T Inc. 3.55% 2055[2]	8,325	8,297
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[2]	4,800	5,100
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	5,642	5,968
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	6,547
CenturyLink, Inc. 4.00% 2027[2]	16,374	16,929
CenturyLink, Inc. 7.65% 2042	5,000	6,066
Comcast Corp. 3.15% 2028	7,200	8,130
Comcast Corp. 2.65% 2030	7,500	8,199
Comcast Corp. 4.00% 2048	5,000	6,292
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[2]	5,170	5,280
SoftBank Group Corp. 3.36% 2023[2]	2,175	2,199
Tencent Holdings Ltd. 2.39% 2030[2]	10,000	10,264
T-Mobile US, Inc. 3.50% 2025[2]	3,275	3,622
T-Mobile US, Inc. 3.75% 2027[2]	5,000	5,699
T-Mobile US, Inc. 3.875% 2030[2]	4,500	5,217
T-Mobile US, Inc. 3.00% 2041[2]	2,100	2,181
T-Mobile US, Inc. 4.50% 2050[2]	11,575	14,298
Verizon Communications Inc. 4.40% 2034	5,080	6,342
Verizon Communications Inc. 2.875% 2050	3,000	3,026
Vodafone Group PLC 4.375% 2028	10,000	11,979
Vodafone Group PLC 4.25% 2050	3,050	3,785
Walt Disney Company 2.65% 2031	15,000	16,450
		168,889

Information technology 1.02%
Apple Inc. 1.55% 2021	11,630	11,714
Broadcom Inc. 3.625% 2024	3,000	3,297
Broadcom Inc. 3.15% 2025	5,000	5,462
Broadcom Inc. 4.25% 2026	41,375	47,428
Broadcom Ltd. 3.875% 2027	14,860	16,706
Financial & Risk US Holdings, Inc. 6.25% 2026[2]	3,325	3,556
Microsoft Corp. 2.525% 2050	10,000	10,546

168	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
PayPal Holdings, Inc. 1.65% 2025	$6,989	$7,308
Simon Property Group, LP 3.50% 2025	4,775	5,305
Simon Property Group, LP 2.65% 2030	5,225	5,569
		116,891

Real estate 0.36%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,657
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	184
American Campus Communities, Inc. 3.75% 2023	2,900	3,066
American Campus Communities, Inc. 3.875% 2031	620	703
Corporate Office Properties LP 5.25% 2024	10	11
Equinix, Inc. 2.90% 2026	3,287	3,599
Equinix, Inc. 3.20% 2029	3,846	4,245
Essex Portfolio LP 3.25% 2023	335	353
Essex Portfolio LP 3.875% 2024	1,000	1,099
Hospitality Properties Trust 5.00% 2022	1,270	1,295
Hospitality Properties Trust 4.50% 2025	855	844
Hospitality Properties Trust 3.95% 2028	1,710	1,655
Iron Mountain Inc. 4.875% 2027[2]	1,605	1,682
Iron Mountain Inc. 5.25% 2028[2]	3,500	3,700
Iron Mountain Inc. 4.875% 2029[2]	2,770	2,925
Iron Mountain Inc. 5.25% 2030[2]	3,000	3,244
Iron Mountain Inc. 4.50% 2031[2]	2,080	2,181
Kimco Realty Corp. 3.40% 2022	1,045	1,098
Omega Healthcare Investors, Inc. 4.375% 2023	900	974
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,072
Scentre Group 2.375% 2021[2]	175	176
Scentre Group 3.50% 2025[2]	4,565	4,885
		40,648

Materials 0.25%
Air Products and Chemicals, Inc. 2.70% 2040	5,736	6,182
Braskem SA 4.50% 2030[2]	2,500	2,572
LYB International Finance III, LLC 2.25% 2030	3,802	3,935
LYB International Finance III, LLC 3.375% 2040	2,996	3,208
LYB International Finance III, LLC 3.625% 2051	8,881	9,723
LYB International Finance III, LLC 3.80% 2060	2,833	3,061
		28,681

Total corporate bonds, notes & loans		3,792,833

Mortgage-backed obligations 31.72%
Federal agency mortgage-backed obligations 30.74%
Fannie Mae Pool #976945 5.50% 2023[5]	67	68
Fannie Mae Pool #AB1068 4.50% 2025[5]	136	145
Fannie Mae Pool #AB4088 3.00% 2026[5]	629	662
Fannie Mae Pool #AJ9156 3.00% 2026[5]	326	343
Fannie Mae Pool #AJ6967 3.00% 2026[5]	164	173
Fannie Mae Pool #AJ5522 3.00% 2026[5]	4	4
Fannie Mae Pool #256133 4.50% 2026[5]	161	175
Fannie Mae Pool #AK5394 3.00% 2027[5]	774	814
Fannie Mae Pool #AL5603 3.00% 2027[5]	685	719
Fannie Mae Pool #AX3597 3.00% 2027[5]	318	335
Fannie Mae Pool #AL4641 3.00% 2027[5]	300	315
Fannie Mae Pool #AB4281 3.00% 2027[5]	136	143
Fannie Mae Pool #AJ9355 3.00% 2027[5]	88	92
Fannie Mae Pool #AB4486 3.00% 2027[5]	69	73
Fannie Mae Pool #AB5236 3.00% 2027[5]	27	29
Fannie Mae Pool #AO0800 3.00% 2027[5]	24	25
Fannie Mae Pool #AK0971 3.00% 2027[5]	12	12
Fannie Mae Pool #AL3802 3.00% 2028[5]	957	1,005

American Funds Insurance Series	169

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AR3058 3.00% 2028[5]	$107		$113
Fannie Mae Pool #AL8241 3.00% 2029[5]	908		954
Fannie Mae Pool #BM4299 3.00% 2030[5]	2,701		2,834
Fannie Mae Pool #AL9573 3.00% 2031[5]	109		114
Fannie Mae Pool #AS8018 3.00% 2031[5]	81		87
Fannie Mae Pool #BM4741 3.00% 2032[5]	66		69
Fannie Mae Pool #MA4229 2.00% 2036[5]	58,877		61,594
Fannie Mae Pool #924866 2.265% 2037[4,5]	728		737
Fannie Mae Pool #945680 6.00% 2037[5]	709		840
Fannie Mae Pool #913966 6.00% 2037[5]	70		81
Fannie Mae Pool #889982 5.50% 2038[5]	1,514		1,779
Fannie Mae Pool #988588 5.50% 2038[5]	271		319
Fannie Mae Pool #AB1297 5.00% 2040[5]	323		376
Fannie Mae Pool #AH8144 5.00% 2041[5]	1,915		2,228
Fannie Mae Pool #AH9479 5.00% 2041[5]	1,866		2,170
Fannie Mae Pool #AI1862 5.00% 2041[5]	1,569		1,825
Fannie Mae Pool #AI3510 5.00% 2041[5]	923		1,073
Fannie Mae Pool #AJ0704 5.00% 2041[5]	837		974
Fannie Mae Pool #AJ5391 5.00% 2041[5]	479		554
Fannie Mae Pool #BM6240 2.754% 2044[4,5]	3,104		3,245
Fannie Mae Pool #AZ3904 4.00% 2045[5]	85		92
Fannie Mae Pool #AL8522 3.50% 2046[5]	1,516		1,656
Fannie Mae Pool #BD1968 4.00% 2046[5]	2,149		2,347
Fannie Mae Pool #BE0592 4.00% 2046[5]	851		912
Fannie Mae Pool #BD5477 4.00% 2046[5]	517		566
Fannie Mae Pool #CA0770 3.50% 2047[5]	10,841		11,523
Fannie Mae Pool #BJ1910 3.50% 2047[5]	4,361		4,626
Fannie Mae Pool #CA0706 4.00% 2047[5]	268		288
Fannie Mae Pool #MA3058 4.00% 2047[5]	108		116
Fannie Mae Pool #BM4413 4.50% 2047[5]	7,086		7,724
Fannie Mae Pool #BF0293 3.00% 2048[5]	13,107		13,989
Fannie Mae Pool #BF0318 3.50% 2048[5]	12,283		13,278
Fannie Mae Pool #CA1189 3.50% 2048[5]	3,157		3,352
Fannie Mae Pool #BK0920 4.00% 2048[5]	1,600		1,709
Fannie Mae Pool #BJ9252 4.00% 2048[5]	506		540
Fannie Mae Pool #MA3384 4.00% 2048[5]	308		330
Fannie Mae Pool #BJ9256 4.00% 2048[5]	287		306
Fannie Mae Pool #BJ0639 4.00% 2048[5]	214		229
Fannie Mae Pool #BJ9169 4.00% 2048[5]	182		195
Fannie Mae Pool #BK0915 4.00% 2048[5]	150		160
Fannie Mae Pool #BJ5749 4.00% 2048[5]	33		36
Fannie Mae Pool #BM4676 4.00% 2048[5]	25		27
Fannie Mae Pool #CA2493 4.50% 2048[5]	1,774		1,928
Fannie Mae Pool #CA4534 3.00% 2049[5]	16,409		17,767
Fannie Mae Pool #CA3807 3.00% 2049[5]	2,275		2,468
Fannie Mae Pool #CA3806 3.00% 2049[5]	1,230		1,338
Fannie Mae Pool #FM0007 3.50% 2049[5]	31,664		34,351
Fannie Mae Pool #CA4802 3.50% 2049[5]	30,616		33,658
Fannie Mae Pool #FM1954 3.50% 2049[5]	14,979		16,159
Fannie Mae Pool #FM1589 3.50% 2049[5]	9,307		10,016
Fannie Mae Pool #FM2092 3.50% 2049[5]	9,040		9,875
Fannie Mae Pool #FM1262 4.00% 2049[5]	125,351		136,525
Fannie Mae Pool #MA4256 2.50% 2051[5]	2,843		2,998
Fannie Mae Pool #BF0264 3.50% 2058[5]	14,025		15,509
Fannie Mae Pool #BF0332 3.00% 2059[5]	30,573		33,245
Fannie Mae, Series 2001-4, Class GA, 9.081% 2025[4,5]	—	[6]	—	[6]
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	10		12
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[5]	23		28
Fannie Mae, Series 2002-W1, Class 2A, 5.522% 2042[4,5]	30		34
Freddie Mac Pool #ZA2657 3.00% 2026[5]	455		479
Freddie Mac Pool #ZK3537 3.00% 2026[5]	88		92

170	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #ZK4277 3.00% 2027[5]	$575	$605
Freddie Mac Pool #ZK3836 3.00% 2027[5]	190	200
Freddie Mac Pool #ZK3970 3.00% 2027[5]	181	190
Freddie Mac Pool #ZS6521 3.00% 2027[5]	119	125
Freddie Mac Pool #ZK3893 3.00% 2027[5]	59	62
Freddie Mac Pool #ZK4162 3.00% 2027[5]	45	47
Freddie Mac Pool #ZS8452 3.00% 2027[5]	15	15
Freddie Mac Pool #ZK4039 3.00% 2027[5]	6	7
Freddie Mac Pool #ZS8463 3.00% 2027[5]	6	6
Freddie Mac Pool #ZS8507 3.00% 2028[5]	225	236
Freddie Mac Pool #ZK7590 3.00% 2029[5]	4,648	4,925
Freddie Mac Pool #ZK7593 3.00% 2029[5]	235	249
Freddie Mac Pool #ZT1931 3.00% 2033[5]	306	322
Freddie Mac Pool #A15120 5.50% 2033[5]	64	72
Freddie Mac Pool #QN1073 3.00% 2034[5]	154	163
Freddie Mac Pool #SB8083 1.50% 2036[5]	14,702	15,135
Freddie Mac Pool #SB8084 2.00% 2036[5]	15,986	16,724
Freddie Mac Pool #G05196 5.50% 2038[5]	84	99
Freddie Mac Pool #G05267 5.50% 2038[5]	62	73
Freddie Mac Pool #G06020 5.50% 2039[5]	121	142
Freddie Mac Pool #A93948 4.50% 2040[5]	269	303
Freddie Mac Pool #G05860 5.50% 2040[5]	448	525
Freddie Mac Pool #G06868 4.50% 2041[5]	294	329
Freddie Mac Pool #G06841 5.50% 2041[5]	689	810
Freddie Mac Pool #841039 3.54% 2043[4,5]	3,059	3,166
Freddie Mac Pool #G60138 3.50% 2045[5]	23,567	25,901
Freddie Mac Pool #Z40130 3.00% 2046[5]	29,938	32,684
Freddie Mac Pool #G61733 3.00% 2047[5]	7,668	8,318
Freddie Mac Pool #Q52157 3.50% 2047[5]	4,216	4,476
Freddie Mac Pool #G08789 4.00% 2047[5]	1,664	1,788
Freddie Mac Pool #G67709 3.50% 2048[5]	23,635	25,832
Freddie Mac Pool #G67710 3.50% 2048[5]	21,713	23,367
Freddie Mac Pool #G61628 3.50% 2048[5]	657	712
Freddie Mac Pool #SI2002 4.00% 2048[5]	3,356	3,592
Freddie Mac Pool #Q58494 4.00% 2048[5]	1,884	2,015
Freddie Mac Pool #QA4673 3.00% 2049[5]	42,800	46,229
Freddie Mac Pool #SD7507 3.00% 2049[5]	28,385	30,699
Freddie Mac Pool #SD7509 3.00% 2049[5]	8,724	9,372
Freddie Mac Pool #QA5125 3.50% 2049[5]	27,889	30,661
Freddie Mac Pool #SD7508 3.50% 2049[5]	19,850	21,774
Freddie Mac Pool #RA1369 3.50% 2049[5]	4,667	5,071
Freddie Mac Pool #ZN4842 3.50% 2049[5]	1,676	1,818
Freddie Mac Pool #RA2020 3.00% 2050[5]	3,353	3,604
Freddie Mac Pool #SD7514 3.50% 2050[5]	39,178	42,144
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	90	105
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	236	272
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[5]	6,104	6,143
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[5]	4,300	4,402
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[5]	9,240	9,432
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	189	177
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	190	175
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[5]	15,166	16,431
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[5]	3,146	3,429
Government National Mortgage Assn. 2.00% 2051[5,7]	285,328	297,877
Government National Mortgage Assn. 2.00% 2051[5,7]	144,122	150,225
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[5]	38,672	41,466
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[5]	5,631	6,024
Government National Mortgage Assn. Pool #MA6221 4.50% 2049[5]	17,517	18,955
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[5]	1,913	2,071
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[5]	44,710	48,986
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[5]	119	131

American Funds Insurance Series	171

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 1.50% 2036[5,7]	$408,695	$419,729
Uniform Mortgage-Backed Security 1.50% 2036[5,7]	343,501	352,950
Uniform Mortgage-Backed Security 2.00% 2036[5,7]	197,784	206,562
Uniform Mortgage-Backed Security 2.00% 2051[5,7]	330,010	341,624
Uniform Mortgage-Backed Security 2.00% 2051[5,7]	170,554	176,843
Uniform Mortgage-Backed Security 2.50% 2051[5,7]	134,685	141,513
Uniform Mortgage-Backed Security 2.50% 2051[5,7]	86,091	90,588
Uniform Mortgage-Backed Security 3.00% 2051[5,7]	166,000	174,066
Uniform Mortgage-Backed Security 3.50% 2051[5,7]	31,602	33,449
Uniform Mortgage-Backed Security 4.00% 2051[5,7]	52,938	56,615
Uniform Mortgage-Backed Security 4.50% 2051[5,7]	68,056	73,853
		3,506,261

Collateralized mortgage-backed obligations (privately originated) 0.64%
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[2,5]	390	394
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.748% 2029[2,4,5]	3,175	3,181
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[2,5]	1,381	1,426
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[2,4,5]	1,127	1,167
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 2048[2,4,5]	1,038	1,050
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 2048[2,4,5]	1,546	1,572
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M1, 2.572% 2029[2,4,5]	1,950	1,960
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M2, 2.863% 2029[2,4,5]	475	478
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M3, 3.257% 2029[2,4,5]	243	241
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[2,4,5]	1,162	1,163
Citigroup Mortgage Loan Trust Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[2,4,5]	1,479	1,491
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[2,5]	1,612	1,674
Finance of America HECM Buyout, Series 2019-HB1, Class M1, 2.105% 2030[2,4,5]	1,400	1,407
Finance of America HECM Buyout, Series 2020-HB1, Class M2, 2.389% 2030[2,4,5]	500	490
Finance of America HECM Buyout, Series 2020-HB1, Class M3, 2.723% 2030[2,4,5]	253	243
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[2,5]	4,485	4,866
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[2,5]	3,798	4,172
JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 2050[2,4,5]	4,399	4,584
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[2,4,5]	1,529	1,536
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[2,4,5]	6,556	6,571
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[2,4,5]	11,402	11,490
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[2,4,5]	2,119	2,187
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 2049[2,4,5]	1,684	1,697
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[2,5]	17,877	18,323
		73,363

Commercial mortgage-backed securities 0.34%
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[5]	100	117
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[5]	770	915
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[5]	1,018	1,156
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[5]	130	147
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[5]	205	237
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[4,5]	2,444	2,916
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[5]	295	317
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[5]	2,541	3,057
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[4,5]	781	955
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[5]	250	277
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[5]	610	687
Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922% 2045[2,5]	430	425
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[2,4,5]	312	330
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[5]	350	385
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.563% 2048[4,5]	204	211
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 2050[4,5]	300	318

172	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[5]	$200	$219
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[2,5]	2,601	2,759
GS Mortgage Securities Trust, Series 2011-GC5, Class B, 5.555% 2044[2,4,5]	530	529
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[5]	400	457
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[5]	100	119
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[5]	1,536	1,656
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[5]	3,280	3,597
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[5]	240	272
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[5]	640	732
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[2,5]	785	818
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[4,5]	2,040	2,327
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2,5]	153	153
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[5]	2,038	2,224
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306% 2048[5]	410	447
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.72% 2049[5]	245	281
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[5]	730	814
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.608% 2049[4,5]	208	204
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 2048[5]	2,437	2,714
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.094% 2048[4,5]	220	225
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class B, 2.967% 2049[5]	350	360
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 2049[5]	130	143
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[5]	2,550	2,932
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[5]	1,019	1,154
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[5]	250	280
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[5]	205	235
		38,101

Total mortgage-backed obligations		3,617,725

U.S. Treasury bonds & notes 24.40%
U.S. Treasury 22.29%
U.S. Treasury 0.125% 2022	63,000	63,006
U.S. Treasury 2.625% 2023	70,000	75,132
U.S. Treasury 2.75% 2023	173,600	184,108
U.S. Treasury 2.125% 2024	72,100	77,178
U.S. Treasury 2.125% 2024[8]	72,100	77,015
U.S. Treasury 0.25% 2025[8]	402,459	401,224
U.S. Treasury 0.25% 2025	11,240	11,190
U.S. Treasury 2.875% 2025[8]	96,200	107,380
U.S. Treasury 2.875% 2025	72,100	80,105
U.S. Treasury 1.375% 2026[8]	75,000	78,872
U.S. Treasury 1.625% 2026	50,000	53,288
U.S. Treasury 0.50% 2027	185,625	185,110
U.S. Treasury 0.50% 2027	160,000	158,960
U.S. Treasury 2.25% 2027[8]	120,200	133,420
U.S. Treasury 2.25% 2027[8]	72,100	79,675
U.S. Treasury 6.125% 2027	24,000	32,951
U.S. Treasury 2.875% 2028	72,100	83,726
U.S. Treasury 0.875% 2030	147,750	147,185
U.S. Treasury 1.125% 2040	88,288	83,802
U.S. Treasury 2.25% 2049	41,697	47,726

American Funds Insurance Series	173

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.00% 2049[8]		$150,000	$197,801
U.S. Treasury 1.25% 2050		44,000	39,906
U.S. Treasury 1.375% 2050		153,811	143,929
			2,542,689

U.S. Treasury inflation-protected securities 2.11%
U.S. Treasury Inflation-Protected Security 0.375% 2027[8,9]		79,834	89,865
U.S. Treasury Inflation-Protected Security 0.50% 2028[8,9]		79,172	89,819
U.S. Treasury Inflation-Protected Security 1.00% 2049[9]		14,978	21,124
U.S. Treasury Inflation-Protected Security 0.25% 2050[9]		33,837	40,307
			241,115

Total U.S. Treasury bonds & notes			2,783,804

Bonds & notes of governments & government agencies outside the U.S. 3.06%
Dominican Republic 5.95% 2027[2]		8,100	9,548
Italy (Republic of) 0.95% 2023		€45,000	56,628
Italy (Republic of) 1.50% 2025		33,327	43,649
Japan, Series 20, 0.10% 2025[9]		¥11,396,250	110,591
Paraguay (Republic of) 4.625% 2023		$1,025	1,104
Paraguay (Republic of) 5.00% 2026		1,250	1,469
Paraguay (Republic of) 4.95% 2031		3,487	4,232
Portuguese Republic 5.125% 2024		24,775	28,835
Portuguese Republic 5.65% 2024		€20,000	29,205
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]		$1,862	1,935
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[2]		1,020	1,129
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[2]		1,270	1,405
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]		340	410
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[2]		1,150	1,431
Qatar (State of) 4.50% 2028[2]		5,100	6,188
Qatar (State of) 5.103% 2048[2]		3,400	4,790
Saudi Arabia (Kingdom of) 3.628% 2027[2]		5,000	5,624
Saudi Arabia (Kingdom of) 3.625% 2028[2]		11,435	12,835
United Mexican States, Series M, 5.75% 2026	MXN	527,500	27,728
			348,736

Asset-backed obligations 2.19%
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[2,5]		$7,689	7,958
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[2,5]		2,427	2,480
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[2,5]		623	637
Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[2,5]		1,279	1,316
American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.15% 2024[2,5]		900	905
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[2,5]		2,602	2,648
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[2,5]		2,500	2,587
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 2022[5]		3,749	3,771
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[5]		400	420
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[2,5]		10,894	11,127
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[2,5]		2,086	2,121
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[2,5]		3,567	3,634
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[2,5]		387	392
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[2,5]		835	852
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[2,5]		743	759
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[2,5]		1,125	1,166
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[2,5]		3,045	3,140
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[2,5]		7,411	7,581
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 2023[5]		2,087	2,101
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[5]		4,910	5,060
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[5]		4,665	4,794
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[5]		4,020	4,190

174	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[2,5]	$880	$898
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[2,5]	1,915	1,981
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[2,5]	2,565	2,619
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[2,5]	4,250	4,414
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[2,5]	817	825
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 2022[2,5]	572	572
Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.06% 2023[2,5]	1,791	1,800
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[2,5]	5,000	5,108
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[2,5]	2,500	2,553
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82% 2024[2,5]	4,145	4,208
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[5]	780	787
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[2,5]	5,000	5,171
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[2,5]	6,000	6,271
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[5]	1,012	1,027
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[2,5]	18,161	18,292
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[2,5]	26,755	26,972
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[2,5]	17,675	18,968
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[2,5]	939	1,025
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[2,5]	6,672	7,043
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[2,5]	30,740	33,823
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[5]	2,625	2,709
GM Financial Automobile Leasing Trust, Series 2020-2, Class B, 1.56% 2024[5]	360	367
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[5]	301	312
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[5]	425	444
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 2023[5]	520	528
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[5]	360	366
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2016-4A, Class A, 2.65% 2022[2,5]	838	840
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[2,5]	1,894	1,898
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-2A, Class A, 3.42% 2025[2,5]	1,027	1,031
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[2,5]	2,190	2,248
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[2,5]	1,355	1,402
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 2022[5]	435	436
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[5]	3,110	3,236
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[5]	3,344	3,373
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[5]	2,211	2,246
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[2,5]	688	691
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[2,5]	6,000	6,414
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 2022[2,5]	1,572	1,575
Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 0.935% 2026[2,4,5]	928	927
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[2,5]	1,557	1,567
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[2,5]	3,023	3,062
		249,668

Municipals 1.98%
California 0.06%
G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,503
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,871
		7,374

American Funds Insurance Series	175

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Illinois 1.88%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$30,835	$32,542
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	65	70
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,945	9,285
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2011-A, 5.50% 2039	410	417
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2015-C, 5.25% 2039	1,190	1,288
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2026	1,100	1,260
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2030	2,205	2,537
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2034	490	556
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 2031	980	1,123
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-G, 5.00% 2044	1,350	1,514
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2036	980	1,107
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2046	2,770	3,090
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2026	730	836
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2028	855	1,079
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2029	430	536
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2029	245	286
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2030	245	304
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2030	245	286
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2031	490	605
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2032	490	602
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2033	245	300
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2034	280	323
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 2028	1,090	1,378
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 2029	730	914
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Capital Appreciation Bonds, Series 1998-B-1, National insured, 0% 2031	490	351
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2011-A, 5.00% 2041	665	674
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2012-A, 5.00% 2042	1,875	1,923
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	22,553	23,112
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033	107,310	115,570
G.O. Bonds, Series 2013-B, 4.11% 2022	750	761
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,175

176	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Illinois (continued)
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	$2,370	$2,449
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,396
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	1,946	1,979
		214,628

Texas 0.04%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	4,075	4,265

Total municipals		226,267

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	11,910	12,979

Total bonds, notes & other debt instruments (cost: $10,403,219,000)		11,032,012

Short-term securities 23.58%	Shares
Money market investments 23.58%
Capital Group Central Cash Fund 0.12%[10,11]	26,897,764	2,690,045

Total short-term securities (cost: $2,690,027,000)		2,690,045

Total investment securities 120.29% (cost: $13,093,246,000)		13,722,057
Other assets less liabilities (20.29)%		(2,314,638)

Net assets 100.00%		$11,407,419

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [12]	Value at 12/31/2020 (000) [13]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2 Year U.S. Treasury Note Futures	Long	4,793	April 2021	$958,600	$1,059,141	$791
5 Year Euro-Bobl Futures	Short	1,321	March 2021	€(132,100)	(218,153)	(211)
5 Year U.S. Treasury Note Futures	Long	18,935	April 2021	$1,893,500	2,388,916	5,023
10 Year Euro-Bund Futures	Short	468	March 2021	€(46,800)	(101,563)	(438)
10 Year U.S. Treasury Note Futures	Short	953	March 2021	$(95,300)	(131,588)	(140)
10 Year Ultra U.S. Treasury Note Futures	Short	4,048	March 2021	(404,800)	(632,943)	809
30 Year Euro-Buxl Futures	Long	245	March 2021	€24,500	67,415	1,008
30 Year Ultra U.S. Treasury Bond Futures	Short	84	March 2021	$(8,400)	(17,939)	(35)

						$6,807

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
USD13,934	JPY1,445,000	UBS AG	1/6/2021	$(62)
USD55,331	EUR46,000	Bank of New York Mellon	1/8/2021	(877)
USD37,932	MXN755,000	Morgan Stanley	1/12/2021	46

American Funds Insurance Series	177

Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
USD132,884	EUR109,250	HSBC Bank	1/12/2021	$(624)
USD102,847	JPY10,730,000	HSBC Bank	1/14/2021	(1,090)

				$(2,607)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
3-month USD-LIBOR	2.18075%	3/29/2024	$31,600	$(1,973)	$—	$(1,973)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(2,005)	—	(2,005)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(2,133)	—	(2,133)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(18,844)	—	(18,844)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,733)	—	(1,733)
U.S. EFFR	0.10875%	7/6/2025	$121,300	595	—	595
U.S. EFFR	0.0995%	7/9/2025	60,700	325	—	325
U.S. EFFR	0.105%	7/9/2025	60,600	310	—	310
U.S. EFFR	0.099%	7/10/2025	149,000	804	—	804
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(698)	—	(698)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(1,131)	—	(1,131)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,422	—	1,422

					$—	$(25,061)

Investments in affiliates11

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 23.58%
Money market investments 23.58%
Capital Group Central Cash Fund 0.12%[10]	$602,451	$5,522,355	$3,435,554	$885	$(92)	$2,690,045	$5,601

[1]	Step bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,081,328,000, which represented 9.48% of the net assets of the fund.

[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Amount less than one thousand.
[7]	Purchased on a TBA basis.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $28,008,000, which represented .25% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Rate represents the seven-day yield at 12/31/2020.
[11]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.

178	American Funds Insurance Series

Bond Fund

Key to abbreviations and symbols

CLO = Collateralized Loan Obligations

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	179

Capital World Bond Fund (formerly Global Bond Fund)

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 93.64%		Principal amount (000)	Value (000)
Euros 17.23%
Allianz SE 4.75% 2049 (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€	4,200	$5,748
Altria Group, Inc. 1.00% 2023		1,020	1,272
Altria Group, Inc. 1.70% 2025		1,600	2,071
Altria Group, Inc. 2.20% 2027		2,900	3,870
American Honda Finance Corp. 1.60% 2022		620	775
American Honda Finance Corp. 1.95% 2024		560	736
AT&T Inc. 1.60% 2028		2,350	3,136
Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	7,602
Barclays Bank PLC 6.00% 2021		1,000	1,223
Barclays Bank PLC 6.625% 2022		1,070	1,416
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[1]		1,500	1,890
CaixaBank, SA 2.25% 2030 (EUR Annual (vs. 6-month EUR-EURIBOR) 5-year + 1.68% on 4/17/2025)[1]		2,400	3,071
Comcast Corp. 0.25% 2027		1,250	1,552
Cote d’Ivoire (Republic of) 5.25% 2030		900	1,182
Cote d’Ivoire (Republic of) 5.875% 2031		840	1,137
Deutsche Telekom International Finance BV 7.50% 2033		200	446
Dow Chemical Co. 0.50% 2027		1,110	1,371
Dow Chemical Co. 1.125% 2032		1,010	1,284
Egypt (Arab Republic of) 5.625% 2030		745	954
European Financial Stability Facility 0.40% 2025		6,000	7,637
European Union 0% 2035		220	276
French Republic O.A.T. 0% 2030		17,930	22,663
Germany (Federal Republic of) 0.50% 2027		2,510	3,319
Germany (Federal Republic of) 0% 2030		21,090	27,221
Germany (Federal Republic of) 0% 2050		3,540	4,540
Goldman Sachs Group, Inc. 3.375% 2025[2]		5,000	6,961
Greece (Hellenic Republic of) 3.375% 2025		21,435	29,726
Greece (Hellenic Republic of) 3.75% 2028		4,964	7,468
Greece (Hellenic Republic of) 3.875% 2029		6,884	10,666
Greece (Hellenic Republic of) 1.50% 2030		5,160	6,812
Groupe BPCE SA 4.625% 2023		1,200	1,637
Groupe BPCE SA 1.00% 2025		2,900	3,687
Honeywell International Inc. 0.75% 2032		370	471
Intesa Sanpaolo SpA 6.625% 2023		510	712
Ireland (Republic of) 0.20% 2030		900	1,155
Israel (State of) 2.875% 2024		1,180	1,577
Israel (State of) 1.50% 2027		775	1,031
Israel (State of) 1.50% 2029		725	982
Italy (Republic of) 0.10% 2023[3]		8,578	10,711
Italy (Republic of) 1.85% 2025		21,390	28,444
Italy (Republic of) 0.95% 2027		7,270	9,326
Italy (Republic of) 2.80% 2028		5,828	8,505
Italy (Republic of) 1.35% 2030		1,657	2,192
Italy (Republic of) 1.65% 2030		7,400	10,033
JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	3,988
Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	3,020
Morocco (Kingdom of) 3.50% 2024		1,400	1,867
Morocco (Kingdom of) 1.375% 2026		1,130	1,394
Morocco (Kingdom of) 2.00% 2030		1,285	1,595
Morocco (Kingdom of) 1.50% 2031		4,100	4,895
Morocco (Kingdom of) 1.50% 2031		1,700	2,030
Netherlands (Kingdom of the) 0% 2027		10,320	13,104
Philippines (Republic of) 0.70% 2029		940	1,156
Portuguese Republic 0.475% 2030		1,610	2,053
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)[1]		2,400	2,962
Rolls-Royce PLC 4.625% 2026		100	133
Romania 3.624% 2030		6,530	9,538
Romania 2.00% 2032		2,665	3,424
Romania 3.50% 2034		835	1,217
Romania 3.875% 2035		2,810	4,213
Romania 3.375% 2038		4,170	5,877

180	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)
Romania 4.625% 2049	€	5,795	$9,586
Russian Federation 2.875% 2025		4,500	6,082
Serbia (Republic of) 3.125% 2027		15,747	21,665
Serbia (Republic of) 1.50% 2029		4,943	6,260
Spain (Kingdom of) 0.80% 2027		2,280	2,983
Spain (Kingdom of) 1.45% 2029		1,890	2,610
Spain (Kingdom of) 1.25% 2030		13,840	18,906
Spain (Kingdom of) 2.70% 2048		850	1,528
State Grid Europe Development (2014) PLC 1.50% 2022		194	241
State Grid Overseas Investment Ltd. 1.25% 2022		765	948
State Grid Overseas Investment Ltd. 1.375% 2025		441	562
State Grid Overseas Investment Ltd. 2.125% 2030		200	273
Stryker Corp. 0.25% 2024		480	594
Stryker Corp. 0.75% 2029		980	1,246
Stryker Corp. 1.00% 2031		450	576
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		2,275	3,128
Tunisia (Republic of) 6.75% 2023		1,250	1,460
Tunisia (Republic of) 6.375% 2026		3,800	4,273
Ukraine 6.75% 2026		4,344	5,862
Ukraine 4.375% 2030		2,705	3,169
			402,906

Japanese yen 9.28%
Export-Import Bank of India 0.59% 2022	¥	400,000	3,860
Goldman Sachs Group, Inc. 1.00% 2021[2]		28,000	272
Goldman Sachs Group, Inc. 2.80% 2022[2]		100,000	996
Groupe BPCE SA 0.64% 2022		400,000	3,886
Indonesia (Republic of) 0.67% 2021		200,000	1,937
Indonesia (Republic of) 0.54% 2022		100,000	967
Intesa Sanpaolo SpA 1.36% 2022		600,000	5,851
Japan, Series 19, 0.10% 2024[3]		1,839,110	17,847
Japan, Series 18, 0.10% 2024[3]		1,021,233	9,910
Japan, Series 20, 0.10% 2025[3]		678,710	6,586
Japan, Series 21, 0.10% 2026[3]		986,778	9,595
Japan, Series 346, 0.10% 2027		875,700	8,587
Japan, Series 23, 0.10% 2028[3]		1,988,280	19,316
Japan, Series 356, 0.10% 2029		3,529,000	34,576
Japan, Series 24, 0.10% 2029[3]		1,604,510	15,619
Japan, Series 116, 2.20% 2030		576,100	6,715
Japan, Series 145, 1.70% 2033		2,210,000	25,534
Japan, Series 152, 1.20% 2035		966,000	10,656
Japan, Series 21, 2.30% 2035		720,000	9,085
Japan, Series 173, 0.40% 2040		492,000	4,773
Japan, Series 42, 1.70% 2044		641,900	7,888
Japan, Series 59, 0.70% 2048		260,500	2,597
Japan, Series 12, 0.50% 2059		138,850	1,266
KT Corp. 0.38% 2021		200,000	1,938
United Mexican States 0.70% 2021		600,000	5,810
United Mexican States 0.62% 2022		100,000	965
			217,032

Chinese yuan renminbi 6.03%
Agricultural Development Bank of China 3.75% 2029	CNY	9,850	1,518
Agricultural Development Bank of China 2.96% 2030		90,980	13,176
China (People’s Republic of), Series 1916, 3.12% 2026		50,200	7,677
China (People’s Republic of), Series 1906, 3.29% 2029		73,800	11,343
China (People’s Republic of), Series 1910, 3.86% 2049		259,860	40,357
China Development Bank Corp., Series 1814, 4.15% 2025		20,900	3,325
China Development Bank Corp., Series 1909, 3.50% 2026		10,400	1,599
China Development Bank Corp., Series 2004, 3.43% 2027		150,100	22,961

American Funds Insurance Series	181

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Chinese yuan renminbi (continued)
China Development Bank Corp., Series 1805, 4.04% 2028	CNY	51,800	$8,174
China Development Bank Corp., Series 1905, 3.48% 2029		128,200	19,425
China Development Bank Corp., Series 2005, 3.07% 2030		78,250	11,451
			141,006

British pounds 3.90%
American Honda Finance Corp. 0.75% 2026	£	1,420	1,952
France Télécom 5.375% 2050		300	741
Lloyds Banking Group PLC 7.625% 2025		655	1,138
Rolls-Royce PLC 5.75% 2027		200	304
United Kingdom 2.75% 2024		1,210	1,828
United Kingdom 1.25% 2027		570	842
United Kingdom 4.25% 2027		2,800	4,954
United Kingdom 1.625% 2028		2,215	3,400
United Kingdom 0.375% 2030		4,970	6,905
United Kingdom 4.75% 2030		14,360	28,430
United Kingdom 4.25% 2032		3,414	6,742
United Kingdom 4.50% 2034		2,210	4,672
United Kingdom 0.625% 2035		8,262	11,473
United Kingdom 3.25% 2044		4,440	9,347
United Kingdom 0.625% 2050		6,330	8,387
			91,115

Danish kroner 2.55%
Nordea Kredit 0.50% 2040[4]	DKr	19,969	3,295
Nykredit Realkredit AS, Series 01E, 1.50% 2037[4]		27,851	4,768
Nykredit Realkredit AS, Series 01E, 2.00% 2037[4]		8,278	1,423
Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]		210,985	34,839
Nykredit Realkredit AS, Series 01E, 1.50% 2040[4]		87,271	14,876
Nykredit Realkredit AS, Series 01E, 2.50% 2047[4]		2,934	509
			59,710

Canadian dollars 2.06%
Canada 1.00% 2022	C$	1,050	837
Canada 2.25% 2025		15,900	13,528
Canada 2.25% 2029		26,105	23,312
Canada 2.75% 2048		3,500	3,774
Quebec (Province of) 1.90% 2030		8,200	6,807
			48,258

Mexican pesos 2.00%
Petróleos Mexicanos 7.19% 2024	MXN	27,473	1,252
Petróleos Mexicanos 7.47% 2026		95,267	3,999
United Mexican States, Series M20, 10.00% 2024		54,000	3,248
United Mexican States, Series M, 7.50% 2027		341,420	19,539
United Mexican States, Series M20, 8.50% 2029		140,400	8,607
United Mexican States, Series M30, 8.50% 2038		21,100	1,316
United Mexican States, Series M, 8.00% 2047		147,500	8,755
			46,716

Malaysian ringgits 1.79%
Malaysia (Federation of), Series 0417, 3.899% 2027	MYR	19,152	5,226
Malaysia (Federation of), Series 0310, 4.498% 2030		8,420	2,406
Malaysia (Federation of), Series 0418, 4.893% 2038		60,780	17,838
Malaysia (Federation of), Series 0219, 4.467% 2039		9,167	2,569
Malaysia (Federation of), Series 0519, 3.757% 2040		40,283	10,526
Malaysia (Federation of), Series 0216, 4.736% 2046		7,559	2,149
Malaysia (Federation of), Series 0518, 4.921% 2048		2,773	815
Malaysia (Federation of), Series 0519, 4.638% 2049		560	157
Malaysia (Federation of), Series 0120, 4.065% 2050		1,110	287
			41,973

182	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Australian dollars 1.34%
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	3,690	$3,284
Australia (Commonwealth of), Series 163, 1.00% 2031		32,100	24,628
Australia (Commonwealth of), Series 162, 1.75% 2051		4,620	3,393
			31,305

Russian rubles 1.16%
Russian Federation 7.00% 2023	RUB	430,300	6,137
Russian Federation 6.90% 2029		403,750	5,871
Russian Federation 7.65% 2030		485,000	7,408
Russian Federation 8.50% 2031		82,440	1,339
Russian Federation 7.70% 2033		295,840	4,509
Russian Federation 7.25% 2034		121,920	1,795
			27,059

Israeli shekels 1.09%
Israel (State of) 2.00% 2027	ILS	42,900	14,658
Israel (State of) 5.50% 2042		20,200	10,768
			25,426

South Korean won 0.89%
South Korea (Republic of), Series 2503, 1.50% 2025	KRW	13,411,000	12,465
South Korea (Republic of), Series 2712, 2.375% 2027		8,658,930	8,427
			20,892

Indonesian rupiah 0.67%
Indonesia (Republic of), Series 84, 7.25% 2026	IDR	22,733,000	1,751
Indonesia (Republic of), Series 56, 8.375% 2026		6,725,000	549
Indonesia (Republic of), Series 59, 7.00% 2027		11,000,000	845
Indonesia (Republic of), Series 78, 8.25% 2029		30,605,000	2,514
Indonesia (Republic of), Series 82, 7.00% 2030		59,605,000	4,601
Indonesia (Republic of), Series 87, 6.50% 2031		17,649,000	1,316
Indonesia (Republic of), Series 74, 7.50% 2032		7,073,000	549
Indonesia (Republic of), Series 65, 6.625% 2033		17,683,000	1,295
Indonesia (Republic of), Series 68, 8.375% 2034		27,353,000	2,274
			15,694

Colombian pesos 0.64%
Colombia (Republic of) 5.75% 2027	COP	16,661,900	5,171
Colombia (Republic of) 7.25% 2050		31,167,000	9,836
			15,007

Brazilian reais 0.47%
Brazil (Federative Republic of) 6.00% 2024[3]	BRL	34,215	7,606
Brazil (Federative Republic of) 10.00% 2027		15,000	3,417
			11,023

New Zealand dollars 0.41%
New Zealand 1.75% 2041	NZ$	13,580	9,638

Thai baht 0.40%
Thailand (Kingdom of) 2.125% 2026	THB	257,750	9,308

Chilean pesos 0.36%
Chile (Republic of) 4.50% 2026	CLP	5,205,000	8,404

South African rand 0.34%
South Africa (Republic of), Series R-2048, 8.75% 2048	ZAR	140,650	7,886

American Funds Insurance Series	183

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Ukrainian hryvnia 0.31%
Ukraine 16.06% 2022	UAH	86,536	$3,268
Ukraine 17.00% 2022		60,180	2,279
Ukraine 17.25% 2022		47,384	1,775
			7,322

Singapore dollars 0.27%
Singapore (Republic of) 2.625% 2028	S$	3,307	2,834
Singapore (Republic of) 2.875% 2029		1,906	1,688
Singapore (Republic of) 2.875% 2030		2,037	1,832
			6,354

Norwegian kroner 0.26%
Norway (Kingdom of) 1.75% 2025	NKr	48,880	5,980

Peruvian nuevos soles 0.24%
Peru (Republic of) 6.15% 2032	PEN	16,770	5,639

Indian rupees 0.16%
National Highways Authority of India 7.17% 2021	INR	220,000	3,112
National Highways Authority of India 7.27% 2022		50,000	717
			3,829

Dominican pesos 0.13%
Dominican Republic 9.75% 2026	DOP	158,600	2,938

Polish zloty 0.06%
Poland (Republic of), Series 1029, 2.75% 2029	PLN	4,900	1,500

Romanian leu 0.06%
Romania 4.75% 2025	RON	5,000	1,361

U.S. dollars 39.54%
99 Escrow Issuer, Inc. 7.50% 2026[2]	$	70	70
Abbott Laboratories 3.40% 2023		137	149
Abbott Laboratories 3.75% 2026		793	929
AbbVie Inc. 2.90% 2022		1,170	1,224
AbbVie Inc. 3.20% 2022		200	209
Abu Dhabi (Emirate of) 0.75% 2023[2]		5,460	5,477
Abu Dhabi (Emirate of) 2.50% 2025[2]		2,195	2,349
ACE INA Holdings Inc. 2.875% 2022		195	203
ACE INA Holdings Inc. 3.35% 2026		195	220
ACE INA Holdings Inc. 4.35% 2045		425	576
Adobe Inc. 2.15% 2027		1,062	1,140
Advisor Group Holdings, LLC 6.25% 2028[2]		425	431
Aetna Inc. 2.80% 2023		340	358
Affinity Gaming 6.875% 2027[2]		205	215
AG Merger Sub II, Inc. 10.75% 2027[2]		311	345
Albertsons Companies, Inc. 3.50% 2029[2]		65	66
Alexandria Real Estate Equities, Inc. 1.875% 2033		2,047	2,048
Alliant Holdings Intermediate, LLC 6.75% 2027[2]		410	439
Allied Universal Holdco LLC 9.75% 2027[2]		200	218
Allison Transmission Holdings, Inc. 3.75% 2031[2]		100	102
Allstate Corp. 0.75% 2025		1,563	1,572
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]		650	654
Altice NV 7.50% 2026[2]		50	53
Altria Group, Inc. 5.95% 2049		131	184

184	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Amazon.com, Inc. 1.50% 2030	$	2,040	$2,073
Amazon.com, Inc. 2.50% 2050		2,500	2,594
American Campus Communities, Inc. 3.75% 2023		1,810	1,914
American Campus Communities, Inc. 4.125% 2024		1,195	1,305
American Campus Communities, Inc. 3.875% 2031		514	583
American Electric Power Company, Inc. 1.00% 2025		250	253
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[2,7]		355	3
American Honda Finance Corp. 1.20% 2025		3,202	3,278
Amgen Inc. 1.90% 2025		580	611
Amgen Inc. 2.20% 2027		445	477
Amipeace Ltd. 2.50% 2024		4,100	4,275
Anglo American Capital PLC 3.95% 2050[2]		521	586
Angola (Republic of) 9.50% 2025		2,400	2,500
Angola (Republic of) 8.25% 2028		2,200	2,116
Anheuser-Busch Co. / InBev Worldwide 4.70% 2036		1,780	2,260
Anheuser-Busch InBev NV 4.15% 2025		2,230	2,540
Anheuser-Busch InBev NV 4.00% 2028		1,050	1,238
Anheuser-Busch InBev NV 4.75% 2029		2,535	3,128
Anheuser-Busch InBev NV 4.50% 2050		2,250	2,836
Apache Corp. 4.625% 2025		100	105
Apache Corp. 4.875% 2027		305	324
Apache Corp. 4.375% 2028		171	178
Apache Corp. 5.10% 2040		100	107
Apple Inc. 3.35% 2027		1,075	1,227
Apple Inc. 2.40% 2050		1,100	1,128
Ardagh Group SA 6.50% 2027[2,8]		210	224
Argentine Republic 1.00% 2029		427	185
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[1]		4,221	1,718
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[1]		3,025	1,110
Ascent Resources - Utica LLC 8.25% 2028[2]		230	230
Associated Materials, LLC 9.00% 2025[2]		400	425
AssuredPartners, Inc. 7.00% 2025[2]		200	208
AssuredPartners, Inc. 5.625% 2029[2]		230	240
AstraZeneca PLC 3.50% 2023		2,700	2,911
AT&T Inc. 1.65% 2028		1,575	1,608
AT&T Inc. 2.55% 2033[2]		4,414	4,549
AT&T Inc. 3.30% 2052		2,080	2,062
ATS Automation Tooling Systems Inc. 4.125% 2028[2]		230	235
Austin BidCo Inc. 7.125% 2028[2]		120	125
Austin BidCo Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.732% 2027[5,6]		25	25
Autoridad del Canal de Panama 4.95% 2035[2]		1,000	1,267
Avis Budget Car Rental, LLC 5.75% 2027[2]		220	225
Avis Budget Group, Inc. 5.25% 2025[2]		350	352
Avis Budget Group, Inc. 10.50% 2025[2]		202	239
Axiata SPV2 Bhd. 2.163% 2030		651	659
B&G Foods, Inc. 5.25% 2025		100	103
B&G Foods, Inc. 5.25% 2027		210	223
Baidu Inc. 3.425% 2030		675	748
Baker Hughes, a GE Co. 4.486% 2030		68	82
Banff Merger Sub Inc. 9.75% 2026[2]		210	227
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		847	903
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[1]		7,710	7,815
Bausch Health Companies Inc. 9.25% 2026[2]		795	887
Bausch Health Companies Inc. 5.00% 2028[2]		315	325
Bausch Health Companies Inc. 5.00% 2029[2]		225	232
Bausch Health Companies Inc. 5.25% 2031[2]		85	89
Bayer AG 3.375% 2024[2]		840	918
Bayer US Finance II LLC 3.875% 2023[2]		900	981
Bayer US Finance II LLC 4.25% 2025[2]		203	232
Bayerische Motoren Werke AG 2.95% 2022[2]		3,675	3,801
Bayerische Motoren Werke AG 3.15% 2024[2]		5,000	5,393
Bayerische Motoren Werke AG 3.90% 2025[2]		900	1,014

American Funds Insurance Series	185

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Bayerische Motoren Werke AG 4.15% 2030[2]	$	900	$1,089
Becton, Dickinson and Company 3.70% 2027		933	1,071
Becton, Dickinson and Company 2.823% 2030		3,312	3,643
Berkshire Hathaway Energy Company 2.85% 2051[2]		300	309
Bermuda 2.375% 2030[2]		760	799
Black Knight Inc. 3.625% 2028[2]		335	343
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]		225	240
BMC Software, Inc. 7.125% 2025[2]		70	76
BMC Software, Inc. 9.125% 2026[2]		150	162
Boeing Company 5.15% 2030		4,000	4,848
Bombardier Inc. 8.75% 2021[2]		50	52
Bombardier Inc. 5.75% 2022[2]		100	102
Bombardier Inc. 6.125% 2023[2]		245	240
Bombardier Inc. 7.50% 2024[2]		10	10
Bombardier Inc. 7.875% 2027[2]		125	115
Boyd Gaming Corp. 4.75% 2027		220	229
BP Capital Markets America Inc. 2.939% 2051		2,280	2,328
Brandywine Operating Partnership, LP 3.95% 2023		190	198
Brasil Foods SA 5.75% 2050[2]		220	245
Braskem SA 4.50% 2030[2]		745	766
Brightstar Escrow Corp. 9.75% 2025[2]		180	193
British Airways, Series 2020-1, Class B, 8.375% 2028[2]		100	111
British Airways, Series 2020-1, Class A, 4.25% 2032[2]		100	107
British American Tobacco PLC 2.789% 2024		1,150	1,230
British American Tobacco PLC 3.215% 2026		955	1,053
British American Tobacco PLC 3.557% 2027		1,545	1,721
British American Tobacco PLC 3.462% 2029		1,150	1,256
British American Tobacco PLC 4.758% 2049		894	1,038
Broadcom Inc. 3.15% 2025		910	994
Broadcom Inc. 4.15% 2030		1,450	1,680
Brookfield Property REIT Inc. 5.75% 2026[2]		760	751
Brookfield Residential Properties Inc. 4.875% 2030[2]		85	88
Cablevision Systems Corp. 6.75% 2021		950	995
Caesars Entertainment, Inc. 6.25% 2025[2]		445	474
Canadian Natural Resources Ltd. 2.95% 2030		2,343	2,509
Carnival Corp. 11.50% 2023[2]		2,630	3,045
Carrier Global Corp. 2.242% 2025		530	562
Carrier Global Corp. 2.493% 2027		438	473
Cars.com Inc. 6.375% 2028[2]		220	234
CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[1]		2,680	2,648
CCCI Treasure Ltd. 3.65% (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.00% on 2/21/2027)[1]		510	502
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[2]		475	491
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028		2,650	2,975
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]		1,045	1,110
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]		275	297
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]		375	396
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[2]		210	224
Cenovus Energy Inc. 5.375% 2025		175	197
Cenovus Energy Inc. 6.75% 2039		50	66
Centene Corp. 4.75% 2025		350	360
Centene Corp. 4.625% 2029		405	450
Central Garden & Pet Co. 4.125% 2030		99	103
Cheniere Energy Partners, LP 5.625% 2026		210	219
Cheniere Energy Partners, LP 4.50% 2029		210	222
Cheniere Energy, Inc. 4.625% 2028[2]		405	426
Chesapeake Energy Corp. 4.875% 2022[7]		915	46
Chesapeake Energy Corp. 11.50% 2025[2,7]		636	112
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[5,6,7]		756	620
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023		6,000	6,016

186	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Cigna Corp. 3.40% 2021	$	750	$766
Cigna Corp. 4.125% 2025		830	956
Cirsa Gaming Corp. SA 7.875% 2023[2]		200	202
Citigroup Inc. 2.35% 2021		1,500	1,518
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]		4,500	4,922
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]		425	468
Cleveland-Cliffs Inc. 9.875% 2025[2]		425	500
Cleveland-Cliffs Inc. 6.75% 2026[2]		315	341
Cleveland-Cliffs Inc. 5.875% 2027		100	102
CMS Energy Corp. 3.875% 2024		100	109
CMS Energy Corp. 3.00% 2026		1,200	1,324
CNX Resources Corp. 7.25% 2027[2]		210	225
CNX Resources Corp. 6.00% 2029[2]		225	231
Colombia (Republic of) 3.875% 2027		350	391
Colombia (Republic of) 4.50% 2029		1,165	1,351
Comcast Corp. 3.95% 2025		2,610	3,000
Community Health Systems Inc. 5.625% 2027[2]		90	97
Community Health Systems Inc. 6.00% 2029[2]		230	249
Compass Diversified Holdings 8.00% 2026[2]		475	500
Comstock Resources, Inc. 9.75% 2026		295	317
Conagra Brands, Inc. 4.30% 2024		2,380	2,664
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[2,8]		2,741	781
Consumers Energy Co. 3.375% 2023		345	370
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022		4	4
Convey Park Energy LLC 7.50% 2025[2]		125	127
Costa Rica (Republic of) 6.125% 2031[2]		640	599
CP Atlas Buyer, Inc. 7.00% 2028[2]		50	52
Crédit Agricole SA 4.375% 2025[2]		1,100	1,236
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		2,675	2,777
Credit Suisse AG (New York Branch) 2.95% 2025		875	960
CSX Corp. 3.80% 2050		75	93
CSX Corp. 2.50% 2051		1,075	1,068
CVR Partners, LP 9.25% 2023[2]		230	231
CVS Health Corp. 3.35% 2021		277	279
CVS Health Corp. 3.50% 2022		430	449
CVS Health Corp. 3.70% 2023		97	104
DaimlerChrysler North America Holding Corp. 2.00% 2021[2]		2,100	2,117
DaimlerChrysler North America Holding Corp. 2.875% 2021[2]		2,275	2,285
DaimlerChrysler North America Holding Corp. 3.00% 2021[2]		6,425	6,446
Dana Inc. 5.625% 2028		410	442
Danske Bank AS 2.70% 2022[2]		1,400	1,436
Danske Bank AS 3.875% 2023[2]		1,675	1,806
Darling Ingredients Inc. 5.25% 2027[2]		210	224
Dave & Buster’s, Inc. 7.625% 2025[2]		220	232
DCP Midstream LP 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[1]		50	42
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	870
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		1,500	1,630
Deutsche Telekom International Finance BV 1.95% 2021[2]		575	580
Deutsche Telekom International Finance BV 2.82% 2022[2]		1,675	1,712
Deutsche Telekom International Finance BV 4.375% 2028[2]		890	1,052
Deutsche Telekom International Finance BV 9.25% 2032		930	1,567
Diamond Offshore Drilling, Inc. 4.875% 2043[7]		825	105
Diamond Sports Group LLC 6.625% 2027[2]		385	233
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[5,6]		108	106
Diebold Nixdorf, Inc. 9.375% 2025[2]		630	707
Diebold, Inc. 8.50% 2024		150	152
Discovery Communications, Inc. 3.625% 2030		468	536
Dominican Republic 5.50% 2025[2]		1,375	1,552
Dominican Republic 5.95% 2027		624	736
Dominican Republic 8.625% 2027[2]		225	287
Dominican Republic 4.50% 2030[2]		1,400	1,524
Dominican Republic 6.40% 2049[2]		1,613	1,899

American Funds Insurance Series	187

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Dominican Republic 5.875% 2060[2]	$	1,075	$1,188
DP World Crescent 4.848% 2028[2]		550	641
DPL Inc. 4.125% 2025[2]		95	103
Duke Energy Corp. 3.75% 2024		550	606
Duke Energy Progress, LLC 3.70% 2028		1,225	1,435
Dun & Bradstreet Corp. 6.875% 2026[2]		123	132
Edison International 5.75% 2027		370	443
Edison International 4.125% 2028		2,390	2,665
Egypt (Arab Republic of) 7.50% 2027[2]		2,200	2,550
Electricité de France SA 4.875% 2038[2]		795	993
Embarq Corp. 7.995% 2036		530	655
EMD Finance LLC 2.95% 2022[2]		225	231
EMD Finance LLC 3.25% 2025[2]		2,924	3,206
Empire Communities Corp. 7.00% 2025[2]		100	106
Empresas Publicas de Medellin ESP 4.25% 2029[2]		1,030	1,109
Enbridge Inc. 4.00% 2023		600	653
Enbridge Inc. 2.50% 2025		900	965
Enbridge Inc. 4.25% 2026		655	767
Enbridge Inc. 3.70% 2027		754	860
Encompass Health Corp. 4.50% 2028		100	105
Encompass Health Corp. 4.75% 2030		200	215
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[2]		551	616
Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[2]		292	248
Enel Finance International SA 2.75% 2023[2]		5,000	5,235
Enel Finance International SA 3.625% 2027[2]		2,375	2,698
Enel Finance International SA 3.50% 2028[2]		1,800	2,052
Energizer Holdings, Inc. 4.375% 2029[2]		210	218
Energy Transfer Operating, LP 5.00% 2050		3,337	3,617
Energy Transfer Partners, LP 4.20% 2027		110	121
Energy Transfer Partners, LP 6.00% 2048		70	83
Energy Transfer Partners, LP 6.25% 2049		910	1,101
Engie Energia Chile SA 3.40% 2030[2]		547	593
EnLink Midstream Partners, LLC 5.625% 2028[2]		135	138
ENN Energy Holdings Ltd. 2.625% 2030[2]		2,982	3,001
Entergy Corp. 0.90% 2025		750	750
Entergy Texas, Inc. 1.75% 2031		525	527
Enterprise Products Operating LLC 2.80% 2030		377	409
EQM Midstream Partners, LP 6.50% 2027[2]		340	383
EQT Corp. 8.75% 2030		105	128
Equinix, Inc. 1.80% 2027		1,145	1,180
Equinix, Inc. 2.15% 2030		9,390	9,566
Equinor ASA 1.75% 2026		462	485
Equinor ASA 2.375% 2030		928	994
Equinor ASA 3.70% 2050		1,441	1,740
Essex Portfolio LP 3.50% 2025		2,835	3,143
Essex Portfolio LP 3.375% 2026		885	994
European Investment Bank 2.25% 2022		700	717
Exelon Corp. 3.40% 2026		1,465	1,651
Exelon Corp., junior subordinated, 3.497% 2022[1]		525	546
Export-Import Bank of India 3.25% 2030		3,489	3,741
Extraction Oil & Gas, Inc. 5.625% 2026[2,7]		425	78
Exxon Mobil Corp. 3.482% 2030		4,170	4,860
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]		1,159	1,188
Fannie Mae Pool #MA2754 3.00% 2026[4]		155	163
Fannie Mae Pool #AB4281 3.00% 2027[4]		23	24
Fannie Mae Pool #MA4228 1.50% 2036[4]		6,429	6,618
Fannie Mae Pool #AP7888 3.50% 2042[4]		527	576
Fannie Mae Pool #AO4151 3.50% 2042[4]		205	222
Fannie Mae Pool #AQ0770 3.50% 2042[4]		177	195
FEL Energy VI SARL 5.75% 2040[2]		200	213
First Quantum Minerals Ltd. 7.25% 2023[2]		665	686
First Quantum Minerals Ltd. 7.50% 2025[2]		895	933

188	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
First Quantum Minerals Ltd. 6.875% 2026[2]	$	325	$339
First Quantum Minerals Ltd. 6.875% 2027[2]		440	478
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[1]		1,800	1,986
FirstEnergy Corp. 3.40% 2050		240	231
Ford Motor Credit Co. 3.81% 2024		800	821
Ford Motor Credit Co. 5.125% 2025		1,035	1,127
Ford Motor Credit Co. 4.00% 2030		125	132
France Télécom 9.00% 2031[1]		2,434	4,005
Freddie Mac Pool #ZS8588 3.00% 2030[4]		93	97
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[4]		8	7
Freddie Mac Pool #SB8083 1.50% 2036[4]		252	260
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[4]		33	31
Freddie Mac Pool #SI2002 4.00% 2048[4]		3,151	3,373
Freddie Mac Pool #2B7343 3.711% 2049[4,6]		2,053	2,146
Freedom Mortgage Corp. 7.625% 2026[2]		225	238
Freeport-McMoRan Inc. 3.875% 2023		75	78
Freeport-McMoRan Inc. 4.25% 2030		275	297
Fresnillo PLC 4.25% 2050[2]		973	1,070
Frontier Communications Corp. 11.00% 2025[7]		1,515	798
Frontier Communications Corp. 5.875% 2027[2]		125	135
Frontier Communications Corp. 5.00% 2028[2]		125	131
Frontier Communications Corp. 6.75% 2029[2]		125	134
FS Energy and Power Fund 7.50% 2023[2]		525	505
FXI Holdings, Inc. 7.875% 2024[2]		246	248
FXI Holdings, Inc. 12.25% 2026[2]		652	744
General Mills, Inc. 3.20% 2021		455	459
General Motors Company 6.125% 2025		117	142
General Motors Financial Co. 5.20% 2023		1,190	1,305
Genesis Energy, LP 8.00% 2027		205	204
Global Payments Inc. 2.90% 2030		683	743
Gogo Inc. 9.875% 2024[2]		985	1,057
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]		1,200	1,247
Goldman Sachs Group, Inc. 3.50% 2025		5,111	5,688
GPC Merger Sub Inc. 7.125% 2028[2]		210	232
GrafTech Finance Inc. 4.625% 2028[2]		25	25
Groupe BPCE SA 5.70% 2023[2]		1,800	2,038
Grupo Energia Bogota SA ESP 4.875% 2030[2]		660	778
H.J. Heinz Co. 3.875% 2027[2]		300	324
Halliburton Company 3.80% 2025		54	61
Hanesbrands Inc. 4.625% 2024[2]		85	89
Hanesbrands Inc. 5.375% 2025[2]		86	91
Hanesbrands Inc. 4.875% 2026[2]		350	381
Harsco Corp. 5.75% 2027[2]		210	222
Harvest Midstream I, LP 7.50% 2028[2]		100	107
HCA Inc. 5.875% 2023		145	160
HCA Inc. 5.375% 2025		55	62
HCA Inc. 5.625% 2028		190	225
HCA Inc. 3.50% 2030		100	106
HCA Inc. 5.25% 2049		170	225
Hess Midstream Partners LP 5.125% 2028[2]		140	146
Hexion Inc. 7.875% 2027[2]		370	397
Hilton Worldwide Holdings Inc. 4.00% 2031[2]		130	137
Howard Hughes Corp. 5.375% 2028[2]		435	469
Howmet Aerospace Inc. 6.875% 2025		190	224
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]		430	452
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		305	325
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]		4,172	4,759
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]		1,032	1,068
HSBC Holdings PLC 2.848% 2031 (USD-SOFR + 2.387% on 6/4/2030)[1]		6,000	6,453
Humana Inc. 3.85% 2024		1,000	1,108
Hyundai Capital America 3.25% 2022[2]		250	260
Hyundai Capital America 2.375% 2027[2]		1,284	1,348

American Funds Insurance Series	189

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Hyundai Capital Services Inc. 3.75% 2023[2]	$	2,450	$2,606
Imperial Tobacco Finance PLC 3.50% 2023[2]		2,000	2,095
Indonesia (Republic of) 3.75% 2022		1,110	1,157
Indonesia (Republic of) 4.75% 2026		3,500	4,100
Indonesia (Republic of) 3.85% 2030		315	367
International Game Technology PLC 6.50% 2025[2]		500	560
International Game Technology PLC 5.25% 2029[2]		200	216
International Paper Co. 7.30% 2039		600	963
Interstate Power and Light Co. 2.30% 2030		1,275	1,350
Intesa Sanpaolo SpA 5.017% 2024[2]		3,270	3,579
Intuit Inc. 1.35% 2027		700	717
Iraq (Republic of) 6.752% 2023[2]		545	534
Iron Mountain Inc. 5.25% 2030[2]		290	314
Iron Mountain Inc. 4.50% 2031[2]		280	294
Israel (State of) 2.50% 2030		3,850	4,176
Israel (State of) 2.75% 2030		1,135	1,253
Israel (State of) 3.375% 2050		1,470	1,631
Israel (State of) 3.875% 2050		1,265	1,524
J2 Global, Inc. 4.625% 2030[2]		220	233
Jaguar Land Rover PLC 7.75% 2025[2]		225	243
Jaguar Land Rover PLC 5.875% 2028[2]		150	152
Jordan (Hashemite Kingdom of) 5.75% 2027[2]		1,035	1,144
Joseph T. Ryerson & Son, Inc. 8.50% 2028[2]		157	178
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]		6,710	6,787
KB Home 6.875% 2027		370	435
Keurig Dr Pepper Inc. 4.597% 2028		2,740	3,339
Keurig Dr Pepper Inc. 3.20% 2030		146	165
Keurig Dr Pepper Inc. 5.085% 2048		1,075	1,521
Kimberly-Clark Corp. 1.05% 2027		770	781
Kimberly-Clark Corp. 3.10% 2030		110	127
Kraft Heinz Company 3.95% 2025		235	259
Kraft Heinz Company 4.375% 2046		825	893
Kronos Acquisition Holdings Inc. 5.00% 2026[2]		95	99
Kronos Acquisition Holdings Inc. 7.00% 2027[2]		45	47
Kuwait (State of) 2.75% 2022[2]		3,550	3,655
L3Harris Technologies, Inc. 1.80% 2031		950	968
Lamar Media Corp. 3.75% 2028		210	216
LBM Acquisition LLC 6.25% 2029[2]		50	52
LD Holdings Group LLC 6.50% 2025[2]		220	232
Liberty Global PLC 5.50% 2028[2]		250	264
Ligado Networks LLC 15.50% 2023[2,8]		225	219
Lima Metro Line 2 Finance Ltd. 5.875% 2034[2]		1,052	1,273
Lima Metro Line 2 Finance Ltd. 5.875% 2034		721	872
Lima Metro Line 2 Finance Ltd. 4.35% 2036[2]		630	700
Live Nation Entertainment, Inc. 3.75% 2028[2]		50	51
Lloyds Banking Group PLC 1.326% 2023 (UST Yield Curve Rate T Note Constant Maturity 1-year on 6/15/2022)[1]		1,825	1,846
LPL Financial Holdings Inc. 4.625% 2027[2]		395	410
LSB Industries, Inc. 9.625% 2023[2]		760	786
LYB International Finance III, LLC 1.25% 2025		1,452	1,478
Magna International Inc. 2.45% 2030		725	780
Mallinckrodt PLC 10.00% 2025[2]		1,190	1,294
MasTec, Inc. 4.50% 2028[2]		100	105
Mattel, Inc. 6.75% 2025[2]		210	222
MDC Partners Inc. 6.50% 2024[2]		470	477
Medical Properties Trust, Inc. 3.50% 2031		450	465
Medtronic, Inc. 3.50% 2025		1,091	1,225
Methanex Corp. 5.125% 2027		350	381
Methanex Corp. 5.65% 2044		240	258
Mexico City Airport Trust 5.50% 2047		432	456
MGM Growth Properties LLC 3.875% 2029[2]		100	102
MGM Resorts International 7.75% 2022		200	213

190	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Microsoft Corp. 2.40% 2026	$	2,688	$2,933
Molina Healthcare, Inc. 5.375% 2022		1,200	1,273
Molina Healthcare, Inc. 3.875% 2030[2]		75	81
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]		5,730	5,775
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[1]		1,510	1,640
Morocco (Kingdom of) 5.50% 2042		3,100	3,881
MPLX LP 2.65% 2030		837	878
MPLX LP 5.50% 2049		1,900	2,502
MSCI Inc. 3.875% 2031[2]		410	434
National CineMedia, LLC 5.875% 2028[2]		100	85
National Financial Partners Corp. 6.875% 2028[2]		210	224
Nationstar Mortgage Holdings Inc. 5.125% 2030[2]		230	241
Navient Corp. 5.50% 2023		440	461
Navient Corp. 5.875% 2024		600	639
Navient Corp. 6.125% 2024		100	107
NCL Corp. Ltd. 3.625% 2024[2]		345	328
NCL Corp. Ltd. 5.875% 2026[2]		115	121
Neon Holdings, Inc. 10.125% 2026[2]		200	219
Nestlé Holdings, Inc. 0.625% 2026[2]		5,550	5,525
Netflix, Inc. 4.875% 2030[2]		190	219
New Fortress Energy Inc. 6.75% 2025[2]		103	109
New York Life Global Funding 1.20% 2030[2]		2,725	2,645
New York Life Insurance Company 3.75% 2050[2]		413	495
Newcrest Finance Pty Ltd. 3.25% 2030[2]		909	1,005
Newell Rubbermaid Inc. 4.70% 2026		100	110
Newell Rubbermaid Inc. 5.875% 2036[1]		100	122
Nexstar Broadcasting, Inc. 4.75% 2028[2]		215	225
NGL Energy Partners LP 7.50% 2023		175	124
Niagara Mohawk Power Corp. 3.508% 2024[2]		180	198
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[2]		225	231
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]		210	229
NIKE, Inc. 3.375% 2050		602	741
Nissan Motor Co., Ltd. 3.043% 2023[2]		1,543	1,614
Nissan Motor Co., Ltd. 3.522% 2025[2]		2,260	2,425
Northriver Midstream Finance LP 5.625% 2026[2]		220	228
Nouryon Holding BV 8.00% 2026[2]		210	224
Nova Chemicals Corp. 5.25% 2027[2]		120	128
Novartis Capital Corp. 1.75% 2025		460	483
Novartis Capital Corp. 2.00% 2027		501	535
Novartis Capital Corp. 2.20% 2030		1,060	1,139
NRG Energy, Inc. 3.375% 2029[2]		225	231
NRG Energy, Inc. 3.625% 2031[2]		225	232
Occidental Petroleum Corp. 2.70% 2023		230	230
Occidental Petroleum Corp. 5.875% 2025		240	256
Occidental Petroleum Corp. 6.375% 2028		234	248
Occidental Petroleum Corp. 6.125% 2031		155	166
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		1,410	1,438
ONEOK, Inc. 6.35% 2031		31	40
ONEOK, Inc. 4.95% 2047		111	124
ONEOK, Inc. 5.20% 2048		1,378	1,608
ONEOK, Inc. 7.15% 2051		355	492
Oracle Corp. 2.65% 2026		2,327	2,560
Oracle Corp. 3.25% 2027		1,880	2,144
Oracle Corp. 3.60% 2050		980	1,145
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[2,4,6]		621	636
Oversea-Chinese Banking Corp. Ltd. 1.832% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.58% on 9/10/2025)[1,2]		1,416	1,440
Owens & Minor, Inc. 4.375% 2024		425	437
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[5,6]		352	352
Pacific Gas and Electric Co. 2.95% 2026		590	624
Pacific Gas and Electric Co. 2.10% 2027		9,935	10,097

American Funds Insurance Series	191

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Pacific Gas and Electric Co. 3.30% 2027	$	659	$706
Pacific Gas and Electric Co. 4.65% 2028		542	620
Pacific Gas and Electric Co. 4.55% 2030		783	893
Pacific Gas and Electric Co. 3.30% 2040		6,850	6,845
Pacific Gas and Electric Co. 3.50% 2050		931	927
Pakistan (Islamic Republic of) 5.50% 2021[2]		3,535	3,588
Panama (Republic of) 3.75% 2026[2]		1,440	1,579
Panama (Republic of) 3.16% 2030		3,730	4,138
Panama (Republic of) 4.50% 2050		1,230	1,587
Panama (Republic of) 4.50% 2056		1,465	1,893
Panther BF Aggregator 2, LP 6.25% 2026[2]		55	59
Panther BF Aggregator 2, LP 8.50% 2027[2]		200	218
Par Pharmaceutical Inc. 7.50% 2027[2]		206	224
Paraguay (Republic of) 4.625% 2023		947	1,020
Paraguay (Republic of) 5.00% 2026		235	276
Paraguay (Republic of) 4.70% 2027[2]		350	410
Paraguay (Republic of) 5.60% 2048[2]		2,340	3,019
Paraguay (Republic of) 5.40% 2050[2]		1,510	1,918
PayPal Holdings, Inc. 2.30% 2030		541	580
Peabody Energy Corp. 6.00% 2022[2]		225	165
PennyMac Financial Services, Inc. 5.375% 2025[2]		210	222
Peru (Republic of) 2.392% 2026		500	534
Petrobras Global Finance Co. 6.75% 2050		1,370	1,704
Petróleos Mexicanos 6.875% 2025[2]		1,340	1,471
Petróleos Mexicanos 6.49% 2027		100	106
Petróleos Mexicanos 6.35% 2048		723	657
Petróleos Mexicanos 7.69% 2050		250	252
Petróleos Mexicanos 6.95% 2060		201	189
PETRONAS Capital Ltd. 3.50% 2030[2]		605	697
PetSmart, Inc. 5.875% 2025[2]		790	813
PetSmart, Inc. 8.875% 2025[2]		1,035	1,064
PG&E Corp. 5.00% 2028		220	235
PG&E Corp. 5.25% 2030		125	138
Philip Morris International Inc. 2.10% 2030		634	662
Philippines (Republic of) 1.648% 2031		1,637	1,662
Pioneer Natural Resources Company 1.90% 2030		1,078	1,069
Plains All American Pipeline, LP 3.80% 2030		352	379
Poland (Republic of) 3.25% 2026		3,090	3,491
Post Holdings, Inc. 4.625% 2030[2]		579	610
PowerTeam Services, LLC 9.033% 2025[2]		100	111
Prime Healthcare Services, Inc. 7.25% 2025[2]		140	149
Prime Security Services Borrower, LLC 3.375% 2027[2]		160	159
Procter & Gamble Company 3.00% 2030		338	390
Progress Energy, Inc. 7.75% 2031		150	224
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]		555	577
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]		500	602
PTT Exploration and Production PCL 2.587% 2027[2]		200	209
Public Service Electric and Gas Co. 2.05% 2050		415	391
Puget Energy, Inc. 6.00% 2021		1,023	1,059
Puget Energy, Inc. 5.625% 2022		480	508
Qatar (State of) 3.875% 2023[2]		475	511
Qatar (State of) 3.40% 2025[2]		4,805	5,306
Qatar (State of) 4.50% 2028[2]		3,205	3,889
Qatar (State of) 5.103% 2048[2]		530	747
Rabobank Nederland 4.625% 2023		2,180	2,431
Radiology Partners, Inc. 9.25% 2028[2]		410	462
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.476% 2025[5,6]		325	321
Rattler Midstream Partners LP 5.625% 2025[2]		220	233
Rayonier A.M. Products Inc. 7.625% 2026[2]		40	42
Regeneron Pharmaceuticals, Inc. 1.75% 2030		1,014	1,000
Reynolds American Inc. 4.45% 2025		2,115	2,409
Rolls-Royce PLC 5.75% 2027[2]		220	244

192	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Roper Technologies, Inc. 1.00% 2025	$	2,210	$2,238
Royal Caribbean Cruises Ltd. 11.50% 2025[2]		95	111
RP Escrow Issuer, LLC 5.25% 2025[2]		75	79
Russian Federation 4.25% 2027		1,400	1,600
Sabine Pass Liquefaction, LLC 4.50% 2030[2]		88	104
Sabre GLBL Inc. 7.375% 2025[2]		210	228
Sabre Holdings Corp. 5.25% 2023[2]		50	51
Sabre Holdings Corp. 9.25% 2025[2]		125	149
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025		640	659
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[2]		283	315
Santander Holdings USA, Inc. 3.244% 2026		3,750	4,095
Saudi Arabia (Kingdom of) 2.894% 2022[2]		1,900	1,959
Saudi Arabia (Kingdom of) 2.90% 2025		2,000	2,158
Saudi Arabia (Kingdom of) 3.628% 2027[2]		1,900	2,137
Saudi Arabia (Kingdom of) 3.625% 2028[2]		3,840	4,310
Saudi Arabian Oil Co. 1.625% 2025[2]		430	441
Scentre Group 3.50% 2025[2]		210	225
Scentre Group 3.75% 2027[2]		110	119
Schlumberger BV 4.00% 2025[2]		935	1,064
Scientific Games Corp. 5.00% 2025[2]		539	557
Scientific Games Corp. 8.25% 2026[2]		615	664
Scientific Games Corp. 7.00% 2028[2]		100	108
Scientific Games Corp. 7.25% 2029[2]		160	176
Scripps Escrow II, Inc. 3.875% 2029[2]		50	52
Service Properties Trust 5.50% 2027		85	93
ServiceNow, Inc. 1.40% 2030		1,830	1,787
Shell International Finance BV 3.25% 2050		1,000	1,135
Shire PLC 2.40% 2021		1,072	1,086
Sinclair Television Group, Inc. 5.125% 2027[2]		155	158
Sinclair Television Group, Inc. 4.125% 2030[2]		230	236
Six Flags Entertainment Corp. 4.875% 2024[2]		230	231
Sizzling Platter LLC 8.50% 2025[2]		200	209
Skandinaviska Enskilda Banken AB 2.625% 2021		2,250	2,261
Skandinaviska Enskilda Banken AB 2.80% 2022		2,100	2,162
SkyMiles IP Ltd. 4.75% 2028[2]		210	229
Sotera Health Holdings LLC, Term Loan, (3-months USD-LIBOR + 4.50%) 5.50% 2026[5,6]		184	185
Southern California Edison Co. 2.85% 2029		200	218
Southwestern Energy Co. 6.45% 2025[1]		200	208
Southwestern Energy Co. 8.375% 2028		60	65
Springleaf Finance Corp. 6.125% 2024		650	711
Sprint Corp. 7.625% 2026		180	224
Sprint Corp. 6.875% 2028		725	957
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		7,010	6,101
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		3,700	2,902
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023		2,890	1,863
State Grid Overseas Investment Ltd. 3.50% 2027[2]		5,600	6,232
Statoil ASA 3.70% 2024		1,950	2,145
Statoil ASA 4.25% 2041		1,000	1,257
Stericycle, Inc. 3.875% 2029[2]		65	67
Summit Materials, Inc. 6.50% 2027[2]		210	224
Sunoco Logistics Operating Partners, LP 4.00% 2027		1,490	1,631
Sunoco LP 5.50% 2026		210	216
Sunoco LP 4.50% 2029[2]		220	229
Surgery Center Holdings 10.00% 2027[2]		210	232
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[1,2]		800	935
Syneos Health, Inc. 3.625% 2029[2]		45	45
Talen Energy Corp. 10.50% 2026[2]		105	94
Talen Energy Corp. 7.25% 2027[2]		510	544
Talen Energy Supply, LLC 7.625% 2028[2]		70	76
Targa Resources Partners LP 5.875% 2026		125	133
Targa Resources Partners LP 5.50% 2030		230	250

American Funds Insurance Series	193

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Targa Resources Partners LP 4.875% 2031[2]	$	90	$98
Teekay Offshore Partners LP 8.50% 2023[2]		550	469
TEGNA Inc. 4.75% 2026[2]		100	107
Tencent Holdings Ltd. 3.24% 2050[2]		7,950	8,245
Tencent Music Entertainment Group 2.00% 2030		610	607
Tenet Healthcare Corp. 4.875% 2026[2]		865	906
Teva Pharmaceutical Finance Co. BV 2.20% 2021		71	71
Teva Pharmaceutical Finance Co. BV 2.80% 2023		4,361	4,325
Teva Pharmaceutical Finance Co. BV 6.00% 2024		4,600	4,887
Teva Pharmaceutical Finance Co. BV 7.125% 2025		3,910	4,329
Teva Pharmaceutical Finance Co. BV 3.15% 2026		2,900	2,793
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		1,780	1,863
The Home Company Inc. 7.25% 2025[2]		290	299
Thermo Fisher Scientific Inc. 4.133% 2025		1,170	1,331
T-Mobile US, Inc. 3.875% 2030[2]		2,925	3,391
T-Mobile US, Inc. 2.55% 2031[2]		9,390	9,872
Toronto-Dominion Bank 1.15% 2025		7,000	7,151
Total Capital International 3.127% 2050		3,283	3,562
Total Play Telecomunicaciones, SA de CV 7.50% 2025[2]		230	230
Toyota Motor Credit Corp. 2.90% 2023		1,360	1,439
Toyota Motor Credit Corp. 1.80% 2025		8,000	8,392
Toyota Motor Credit Corp. 3.00% 2025		1,360	1,496
Toyota Motor Credit Corp. 3.375% 2030		453	530
TransCanada PipeLines Ltd. 4.10% 2030		1,342	1,587
TransDigm Inc. 6.50% 2024		25	25
TransDigm Inc. 6.25% 2026[2]		204	218
TransDigm Inc. 5.50% 2027		220	232
Transocean Guardian Ltd. 5.875% 2024[2]		43	36
Transocean Inc. 6.125% 2025[2]		94	89
Transocean Poseidon Ltd. 6.875% 2027[2]		130	119
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[5,6]		73	51
TreeHouse Foods, Inc. 4.00% 2028		50	52
Trilogy International Partners, LLC 8.875% 2022[2]		1,585	1,533
Trivium Packaging BV 8.50% 2027[2]		200	219
Tronox Ltd. 6.50% 2026[2]		375	391
Turkey (Republic of) 6.25% 2022		1,880	1,971
Turkey (Republic of) 5.75% 2024		2,500	2,638
Turkey (Republic of) 6.35% 2024		2,220	2,388
U.S. Treasury 0.125% 2022		12,340	12,341
U.S. Treasury 2.625% 2023		6,900	7,270
U.S. Treasury 1.875% 2024		4,515	4,787
U.S. Treasury 2.75% 2025		10,140	11,245
U.S. Treasury 2.875% 2025		5,400	6,063
U.S. Treasury 0.625% 2030		11,600	11,338
U.S. Treasury 1.125% 2040		9,170	8,704
U.S. Treasury 2.75% 2047[9]		1,625	2,040
U.S. Treasury 3.00% 2048		5,045	6,637
U.S. Treasury 1.25% 2050[9]		12,900	11,700
U.S. Treasury 2.00% 2050[9]		8,100	8,796
U.S. Treasury Inflation-Protected Security 0.125% 2021[3]		3,340	3,352
U.S. Treasury Inflation-Protected Security 1.125% 2021[3]		3,321	3,322
U.S. Treasury Inflation-Protected Security 0.125% 2030[3,9]		14,594	16,279
U.S. Treasury Inflation-Protected Security 0.75% 2042[3]		720	918
U.S. Treasury Inflation-Protected Security 0.625% 2043[3]		1,359	1,697
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]		5,921	8,540
U.S. Treasury Inflation-Protected Security 1.00% 2049[3,9]		5,381	7,588
U.S. Treasury Inflation-Protected Security 0.25% 2050[3,9]		5,672	6,756
Uber Technologies, Inc. 8.00% 2026[2]		300	327
UBS Group AG 1.008% 2024 (UST Yield Curve Rate T Note Constant Maturity 5-year + 0.83% on 7/30/2023)[1,2]		1,950	1,970

194	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.75% 2026[5,6]	$	319	$321
UniCredit SpA 3.75% 2022[2]		1,750	1,814
UniCredit SpA 4.625% 2027[2]		6,805	7,749
Uniform Mortgage-Backed Security 1.50% 2036[4,10]		19,656	20,196
Uniform Mortgage-Backed Security 2.00% 2051[4,10]		5,652	5,851
Uniform Mortgage-Backed Security 2.00% 2051[4,10]		4,350	4,510
Unisys Corp. 6.875% 2027[2]		50	55
United Airlines Holdings, Inc. 6.50% 2027[2]		290	312
United Mexican States 3.90% 2025		1,080	1,213
United Mexican States 3.25% 2030		2,685	2,906
United Mexican States 2.659% 2031		1,822	1,869
United Mexican States 4.75% 2032		950	1,146
United Mexican States 5.00% 2051		890	1,111
United Natural Foods, Inc. 6.75% 2028[2]		175	183
United Rentals, Inc. 3.875% 2031		50	53
United Technologies Corp. 4.125% 2028		1,900	2,266
Univision Communications Inc. 6.625% 2027[2]		220	237
Upjohn Inc. 2.30% 2027[2]		794	846
Upjohn Inc. 3.85% 2040[2]		970	1,095
Uruguay (Oriental Republic of) 4.375% 2031		600	737
Vale Overseas Ltd. 3.75% 2030		1,873	2,086
Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]		800	825
Valvoline Inc. 4.375% 2025		90	93
Valvoline Inc. 3.625% 2031[2]		210	216
Venator Materials Corp. 5.75% 2025[2]		620	581
Venator Materials Corp. 9.50% 2025[2]		420	460
Veritas Holdings Ltd. 7.50% 2023[2]		440	442
Veritas Holdings Ltd. 10.50% 2024[2]		200	204
Veritas Holdings Ltd. 7.50% 2025[2]		285	293
Verizon Communications Inc. 0.85% 2025		4,480	4,516
Verizon Communications Inc. 3.15% 2030		575	645
Vertical U.S. Newco Inc. 5.25% 2027[2]		225	239
VICI Properties LP 4.25% 2026[2]		175	182
VICI Properties LP 4.625% 2029[2]		45	48
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[2]		110	113
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[2]		250	264
Vine Oil & Gas LP 8.75% 2023[2]		175	140
Virgin Media O2 4.25% 2031[2]		275	282
Volkswagen Group of America Finance, LLC 4.00% 2021[2]		1,900	1,959
Volkswagen Group of America Finance, LLC 4.625% 2025[2]		1,280	1,493
Walt Disney Company 2.65% 2031		5,520	6,053
Warner Music Group 3.875% 2030[2]		210	224
WEA Finance LLC 3.75% 2024[2]		535	565
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027) [1]		11,775	12,542
WESCO Distribution, Inc. 7.125% 2025[2]		195	215
WESCO Distribution, Inc. 7.25% 2028[2]		215	245
Western Gas Partners LP 4.50% 2028		230	239
Western Global Airlines LLC 10.375% 2025[2]		80	89
Western Midstream Operating, LP 4.10% 2025[1]		155	160
Western Midstream Operating, LP 4.75% 2028		70	73
Westfield Corp. Ltd. 3.15% 2022[2]		245	249
Westpac Banking Corp. 2.894% 2030
(UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[1]		2,900	3,041
Williams Companies, Inc. 3.50% 2030		1,024	1,161
Williams Partners LP 4.30% 2024		820	905
Wyndham Worldwide Corp. 4.375% 2028[2]		230	239
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]		228	232
Wynn Macau, Ltd. 5.625% 2028[2]		200	210
Wynn Resorts Ltd. 7.75% 2025[2]		180	195
Xcel Energy Inc. 3.35% 2026		2,581	2,914
Xerox Corp. 5.50% 2028[2]		450	478
Ziggo Bond Co. BV 5.125% 2030[2]		200	211

American Funds Insurance Series	195

Capital World Bond Fund (formerly Global Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)
Ziggo Bond Finance BV 5.50% 2027[2]	$	412	$431
Ziggo Bond Finance BV 4.875% 2030[2]		100	105
Zimmer Holdings, Inc. 3.15% 2022		790	813
			924,718

Total bonds, notes & other debt instruments (cost: $2,015,926,000)			2,189,999

Common stocks 0.08%		Shares
U.S. dollars 0.08%
Associated Materials Group Inc.[11,12,13]		174,911	1,098
Oasis Petroleum Inc.[13]		8,735	324
Weatherford International[13]		29,931	180
Tribune Resources, LLC[11,12,13]		158,988	145
ACR III LSC Holdings LLC[11,12,13]		49	74
Advanz Pharma Corp. Ltd.[13,14]		9,130	40
Advanz Pharma Corp. Ltd.[13]		6,028	27
McDermott International, Inc.[13]		4,287	3
Jonah Energy Parent LLC[11,12,13]		130	2
Sable Permian Resources, LLC, units[11,12,13]		2,905,980	—	[15]

Total common stocks (cost: $4,556,000)			1,893

Rights & warrants 0.00%
U.S. dollars 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[11,12,13]		53,128	—	[15]
Tribune Resources, LLC, Class B, warrants, expire 2023[11,12,13]		41,322	—	[15]
Tribune Resources, LLC, Class C, warrants, expire 2023[11,12,13]		39,060	—	[15]

Total rights & warrants (cost: $8,000)			—	[15]

Short-term securities 6.44%
Money market investments 6.28%
Capital Group Central Cash Fund 0.12%[16,17]		1,470,026	147,017

		Principal amount (000)
Bills & notes of governments outside the U.S. 0.16%
Greek Treasury Bill 0.13% due 1/4/2021	€	3,000	3,665

Total short-term securities (cost: $150,388,000)			150,682

Total investment securities 100.16% (cost: $2,170,878,000)			2,342,574

Other assets less liabilities (0.16)%			(3,829)

Net assets 100.00%			$2,338,745

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[18]	Value at 12/31/2020[19] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	53	April 2021	$5,300		$ 6,687	$14
10 Year Japanese Government Bond Futures	Long	1	March 2021	¥100,000		1,471	(1)
10 Year Ultra U.S. Treasury Note Futures	Short	256	March 2021	$(25,600)		(40,028)	88

196	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[18]	Value at 12/31/2020[19] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year U.S. Treasury Note Futures	Short	363	March 2021	(36,300)		$ (50,122)	$(53)
30 Year Euro-Buxl Futures	Long	50	March 2021	€5,000		13,758	206
30 Year Ultra U.S. Treasury Bond Futures	Long	75	March 2021	$7,500		16,017	(101)

							$153

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
AUD1,830	USD1,338	Bank of New York Mellon	1/6/2021	$73
USD1,384	AUD1,830	HSBC Bank	1/6/2021	(27)
USD7,916	NZD11,400	Bank of America	1/6/2021	(287)
EUR5,320	USD6,419	Bank of America	1/7/2021	81
EUR2,080	USD2,519	HSBC Bank	1/7/2021	23
USD4,624	EUR3,790	Citibank	1/7/2021	(7)
JPY11,212,630	USD107,405	Goldman Sachs	1/8/2021	1,198
EUR74,298	USD89,863	JPMorgan Chase	1/8/2021	924
CAD16,330	USD12,628	Standard Chartered Bank	1/8/2021	202
SEK23,400	USD2,746	Bank of America	1/8/2021	99
MXN220,660	USD10,980	HSBC Bank	1/8/2021	98
AUD1,260	USD928	HSBC Bank	1/8/2021	44
NOK10,500	USD1,188	Bank of New York Mellon	1/8/2021	36
CHF800	USD894	Bank of America	1/8/2021	10
CZK181,540	EUR6,914	HSBC Bank	1/8/2021	5
EUR10,116	DKK75,300	Bank of New York Mellon	1/8/2021	(2)
USD2,299	EUR1,890	Citibank	1/8/2021	(11)
PLN12,600	USD3,397	Citibank	1/8/2021	(24)
USD2,283	MXN46,000	Goldman Sachs	1/8/2021	(26)
USD1,861	AUD2,460	HSBC Bank	1/8/2021	(36)
USD984	ZAR15,210	Bank of America	1/8/2021	(49)
USD2,623	GBP1,970	Citibank	1/8/2021	(71)
USD6,270	CZK136,930	Citibank	1/8/2021	(106)
USD12,699	CAD16,330	Goldman Sachs	1/8/2021	(130)
USD17,096	ILS56,300	Citibank	1/8/2021	(427)
USD15,021	AUD20,170	UBS AG	1/8/2021	(531)
CNH137,510	USD21,027	UBS AG	1/12/2021	102
USD2,914	THB88,000	Citibank	1/12/2021	(24)
JPY1,485,880	USD14,244	HSBC Bank	1/14/2021	149
COP4,735,500	USD1,368	Citibank	1/14/2021	19
KRW28,454,610	USD26,193	Citibank	1/14/2021	7
USD2,244	IDR31,688,220	Standard Chartered Bank	1/14/2021	(8)
USD3,313	INR244,900	HSBC Bank	1/14/2021	(34)
USD1,765	CLP1,302,100	Citibank	1/14/2021	(67)
USD6,914	KRW7,636,890	Citibank	1/14/2021	(117)
USD5,644	DKK34,570	Goldman Sachs	1/19/2021	(34)
USD10,438	NZD14,740	Goldman Sachs	1/21/2021	(169)
CAD13,240	USD10,150	Citibank	1/29/2021	253
CAD13,190	USD10,114	Bank of America	1/29/2021	249
MXN76,040	USD3,645	Goldman Sachs	1/29/2021	163
USD2,093	ZAR30,700	UBS AG	1/29/2021	13
EUR5,779	DKK43,000	Citibank	1/29/2021	2
EUR722	DKK5,372	Goldman Sachs	1/29/2021	— [15]

American Funds Insurance Series	197

Capital World Bond Fund (formerly Global Bond Fund)

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation) at 12/31/2020 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
EUR722	DKK5,372	Citibank	1/29/2021	$ —[15]
EUR14,020	DKK104,345	Citibank	1/29/2021	—[15]
USD1,769	ZAR29,280	Bank of America	1/29/2021	(215)
USD7,227	MXN155,490	Morgan Stanley	1/29/2021	(560)
USD19,929	CAD26,430	Citibank	1/29/2021	(837)
CAD17,000	USD13,128	UBS AG	2/10/2021	230
RUB422,320	USD5,511	Goldman Sachs	2/10/2021	175
				$ 356

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
0.0079%	6-month JPY - LIBOR	4/8/2030	¥1,620,000	$(32)	$32	$(64)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
CDX.EM.34	1.00%/Quarterly	12/20/2025	$25,000	$602	$1,300	$ (698)

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$13,090	$321	$290	$ 31

Investments in affiliates17

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 6.29%
Money market investments 6.29%
Capital Group Central Cash Fund 0.12%[16]	$77,745	$900,757	$831,352	$35	$(168)	$147,017	$477

198	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund)

[1]	Step bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $282,947,000, which represented 12.10% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $2,635,000, which represented .11% of the net assets of the fund.

[6]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[7]	Scheduled interest and/or principal payment was not received.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,515,000, which represented .19% of the net assets of the fund.
[10]	Purchased on a TBA basis.
[11]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,319,000, which represented .06% of the net assets of the fund.
[12]	Value determined using significant unobservable inputs.
[13]	Security did not produce income during the last 12 months.
[14]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2020.
[17]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[18]	Notional amount is calculated based on the number of contracts and notional contract size.
[19]	Value is calculated based on the notional amount and current market price.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp. Ltd.	8/31/2018	$116	$40	.00%

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

DOP = Dominican pesos

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

S$ = Singapore dollars

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

THB = Thai baht

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	199

High-Income Bond Fund
Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 89.34%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 89.33%
Communication services 13.43%
Brightstar Escrow Corp. 9.75% 2025[1]	$575	$616
Cars.com Inc. 6.375% 2028[1]	625	665
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	1,155	1,164
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	263	273
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	3,182	3,287
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	96	102
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	24	26
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	304	323
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	787	850
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	4,535	4,785
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[1]	2,549	2,725
CenturyLink, Inc. 6.75% 2023	2,235	2,493
CenturyLink, Inc. 7.50% 2024	583	661
CenturyLink, Inc. 5.125% 2026[1]	2,069	2,188
CenturyLink, Inc. 4.00% 2027[1]	134	139
Clear Channel Worldwide Holdings, Inc. 9.25% 2024	561	569
Diamond Sports Group LLC 5.375% 2026[1]	993	809
Diamond Sports Group LLC 6.625% 2027[1]	1,155	700
Discovery Communications, Inc. 4.65% 2050	442	553
Embarq Corp. 7.995% 2036	927	1,145
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 4.25%) 5.25% 2027[2,3]	75	75
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	525	549
Front Range BidCo, Inc. 6.125% 2028[1]	1,089	1,153
Frontier Communications Corp. 10.50% 2022[4]	4,500	2,356
Frontier Communications Corp. 5.875% 2027[1]	1,550	1,679
Frontier Communications Corp. 5.00% 2028[1]	3,500	3,655
Frontier Communications Corp. 6.75% 2029[1]	1,675	1,795
Gogo Inc. 9.875% 2024[1]	10,414	11,170
Gray Television, Inc. 7.00% 2027[1]	808	886
iHeartCommunications, Inc. 5.25% 2027[1]	1,235	1,296
Inmarsat PLC 6.75% 2026[1]	1,475	1,591
Intelsat Jackson Holding Co. 8.00% 2024[1]	1,675	1,718
Intelsat Jackson Holding Co. 8.50% 2024[1,4]	3,175	2,278
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[2,3]	1,212	1,241
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	3,900	3,976
Lamar Media Corp. 3.75% 2028	61	63
Lamar Media Corp. 4.875% 2029	300	320
Lamar Media Corp. 4.00% 2030	260	270
Liberty Global PLC 5.50% 2028[1]	656	693
Ligado Networks LLC 15.50% 2023[1,5]	1,750	1,706
Live Nation Entertainment, Inc. 3.75% 2028[1]	450	456
Match Group, Inc. 4.625% 2028[1]	1,100	1,155
MDC Partners Inc. 6.50% 2024[1]	5,170	5,249
Meredith Corp. 6.875% 2026	2,239	2,187
National CineMedia, LLC 5.875% 2028[1]	250	213
Netflix, Inc. 5.375% 2021	1,300	1,307
Netflix, Inc. 4.875% 2028	360	407
Netflix, Inc. 4.875% 2030[1]	174	200
Nexstar Broadcasting, Inc. 4.75% 2028[1]	2,500	2,620
Nexstar Escrow Corp. 5.625% 2027[1]	289	310
Numericable Group SA 7.375% 2026[1]	1,049	1,105
Qwest Capital Funding, Inc. 6.875% 2028	660	705
Scripps Escrow II, Inc. 3.875% 2029[1]	1,125	1,175
Sinclair Television Group, Inc. 5.125% 2027[1]	345	352
Sinclair Television Group, Inc. 4.125% 2030[1]	1,800	1,847
Sirius XM Radio Inc. 4.625% 2024[1]	74	77
Sirius XM Radio Inc. 4.125% 2030[1]	345	368
Sprint Corp. 11.50% 2021	987	1,073
Sprint Corp. 7.625% 2026	2,000	2,485
Sprint Corp. 6.875% 2028	3,671	4,847
Sprint Corp. 8.75% 2032	2,440	3,866

200	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
TEGNA Inc. 4.75% 2026[1]	$850	$909
TEGNA Inc. 4.625% 2028[1]	635	650
TEGNA Inc. 5.00% 2029	716	757
T-Mobile US, Inc. 3.875% 2030[1]	292	339
T-Mobile US, Inc. 4.50% 2050[1]	379	468
Total Play Telecomunicaciones, SA de CV 7.50% 2025[1]	725	725
Trilogy International Partners, LLC 8.875% 2022[1]	4,500	4,353
Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC 7.875% 2025[1]	75	81
Univision Communications Inc. 5.125% 2025[1]	3,195	3,225
Univision Communications Inc. 6.625% 2027[1]	3,050	3,281
Virgin Media O2 4.25% 2031[1]	1,925	1,971
Virgin Media Secured Finance PLC 4.50% 2030[1]	790	826
Vodafone Group PLC 7.00% 2079 (5-year USD Swap + 4.873% on 4/4/2029)[6]	105	131
Warner Music Group 5.50% 2026[1]	228	236
Warner Music Group 3.875% 2030[1]	850	905
Ziggo Bond Co. BV 5.125% 2030[1]	419	443
Ziggo Bond Finance BV 5.50% 2027[1]	1,491	1,559
Ziggo Bond Finance BV 4.875% 2030[1]	1,075	1,132
		116,538

Energy 12.44%
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[1,4]	1,934	14
Antero Resources Corp. 5.375% 2024	875	855
Antero Resources Corp. 7.875% 2026[1]	92	95
Apache Corp. 4.625% 2025	770	809
Apache Corp. 4.875% 2027	1,360	1,444
Apache Corp. 4.375% 2028	791	825
Apache Corp. 6.00% 2037	165	183
Apache Corp. 5.10% 2040	795	854
Apache Corp. 4.75% 2043	295	306
Ascent Resources - Utica LLC 7.00% 2026[1]	765	734
Ascent Resources - Utica LLC 9.00% 2027[1]	120	134
Ascent Resources - Utica LLC 8.25% 2028[1]	271	271
Ascent Resources - Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 9.233% 2025[1,2,3]	228	249
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 2022[1]	1,300	1,303
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	871	930
Carrizo Oil & Gas Inc. 6.25% 2023	750	478
Cenovus Energy Inc. 5.375% 2025	755	852
Cenovus Energy Inc. 6.75% 2039	125	165
Cenovus Energy Inc. 5.40% 2047	400	470
Centennial Resource Production, LLC 6.875% 2027[1]	465	335
Cheniere Energy Partners, LP 5.625% 2026	1,146	1,197
Cheniere Energy Partners, LP 4.50% 2029	583	618
Cheniere Energy, Inc. 7.00% 2024	319	373
Cheniere Energy, Inc. 5.875% 2025	495	576
Cheniere Energy, Inc. 4.625% 2028[1]	5,055	5,314
Chesapeake Energy Corp. 4.875% 2022[4]	4,300	215
Chesapeake Energy Corp. 11.50% 2025[1,4]	2,824	498
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[2,3,4]	2,627	2,154
CITGO Petroleum Corp. 7.00% 2025[1]	500	500
CNX Resources Corp. 7.25% 2027[1]	935	1,002
CNX Resources Corp. 6.00% 2029[1]	1,345	1,380
Comstock Resources, Inc. 9.75% 2026	1,363	1,464
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[1,5]	7,784	2,219
Continental Resources Inc. 5.75% 2031[1]	655	728
Convey Park Energy LLC 7.50% 2025[1]	417	423
DCP Midstream LP 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[6]	270	225
DCP Midstream Operating LP 4.95% 2022	1,072	1,108

American Funds Insurance Series	201

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Diamond Offshore Drilling, Inc. 7.875% 2025[4]	$508	$65
Diamond Offshore Drilling, Inc. 4.875% 2043[4]	1,362	173
Endeavor Energy Resources, LP 6.625% 2025[1]	850	911
Energy Transfer Operating, LP 5.00% 2050	2,051	2,223
EnLink Midstream Partners, LLC 5.625% 2028[1]	660	676
EnLink Midstream Partners, LP 4.15% 2025	400	393
EQM Midstream Partners, LP 4.75% 2023	400	421
EQM Midstream Partners, LP 4.125% 2026	127	128
EQM Midstream Partners, LP 6.50% 2027[1]	2,365	2,666
EQM Midstream Partners, LP 5.50% 2028	1,231	1,348
EQT Corp. 7.875% 2025	630	718
EQT Corp. 3.90% 2027	125	124
EQT Corp. 5.00% 2029	480	507
EQT Corp. 8.75% 2030	400	489
Extraction Oil & Gas, Inc. 5.625% 2026[1,4]	1,575	289
Genesis Energy, LP 5.625% 2024	150	146
Genesis Energy, LP 6.50% 2025	2,235	2,178
Genesis Energy, LP 8.00% 2027	1,528	1,524
Harvest Midstream I, LP 7.50% 2028[1]	1,325	1,413
Hess Midstream Partners LP 5.125% 2028[1]	687	719
Hilcorp Energy I, LP 5.75% 2025[1]	775	787
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.146% 2024[2,3,7]	12	10
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 4.00%) 4.146% 2025[2,3,5]	146	100
MPLX LP 5.50% 2049	417	549
Murphy Oil Corp. 6.875% 2024	1,000	1,019
Nabors Industries Inc. 5.75% 2025	355	186
New Fortress Energy Inc. 6.75% 2025[1]	1,034	1,097
NGL Energy Partners LP 7.50% 2023	767	545
NGL Energy Partners LP 6.125% 2025	3,179	2,023
Northriver Midstream Finance LP 5.625% 2026[1]	625	647
NuStar Logistics, LP 6.75% 2021[1]	15	15
NuStar Logistics, LP 6.00% 2026	686	743
Occidental Petroleum Corp. 2.70% 2023	275	275
Occidental Petroleum Corp. 2.90% 2024	2,093	2,018
Occidental Petroleum Corp. 5.50% 2025	755	789
Occidental Petroleum Corp. 5.875% 2025	710	757
Occidental Petroleum Corp. 8.00% 2025	1,475	1,683
Occidental Petroleum Corp. 3.40% 2026	600	573
Occidental Petroleum Corp. 6.375% 2028	575	609
Occidental Petroleum Corp. 3.50% 2029	210	192
Occidental Petroleum Corp. 6.625% 2030	885	962
Occidental Petroleum Corp. 8.875% 2030	375	441
Occidental Petroleum Corp. 6.125% 2031	845	906
Occidental Petroleum Corp. 4.20% 2048	165	134
ONEOK, Inc. 5.85% 2026	273	327
ONEOK, Inc. 4.95% 2047	23	26
ONEOK, Inc. 5.20% 2048	282	329
ONEOK, Inc. 7.15% 2051	83	115
Ovintiv Inc. 6.50% 2034	550	637
Parsley Energy, Inc. 5.25% 2025[1]	150	157
PBF Holding Company LLC 9.25% 2025[1]	235	231
PDC Energy Inc. 5.75% 2026	1,100	1,138
Peabody Energy Corp. 6.00% 2022[1]	1,738	1,272
Peabody Energy Corp. 6.375% 2025[1]	100	55
Petrobras Global Finance Co. 5.60% 2031	250	288
Petrobras Global Finance Co. 6.90% 2049	375	476
Petrobras Global Finance Co. 6.75% 2050	850	1,057
Petróleos Mexicanos 6.875% 2025[1]	350	384
Petróleos Mexicanos 6.49% 2027	495	523

202	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petróleos Mexicanos 5.35% 2028	$449	$444
Petróleos Mexicanos 6.375% 2045	210	193
Petróleos Mexicanos 6.35% 2048	108	98
Petróleos Mexicanos 7.69% 2050	651	657
PowerTeam Services, LLC 9.033% 2025[1]	560	624
QEP Resources, Inc. 5.625% 2026	435	478
Range Resources Corp. 4.875% 2025	472	447
Rattler Midstream Partners LP 5.625% 2025[1]	1,105	1,169
Rockies Express Pipeline LLC 4.95% 2029[1]	1,000	1,042
Sabine Pass Liquefaction, LLC 4.50% 2030[1]	256	304
Sanchez Energy Corp. 7.25% 2023[1,4]	739	7
SM Energy Co. 5.625% 2025	247	201
SM Energy Co. 6.625% 2027	290	233
Southwestern Energy Co. 6.45% 2025[6]	935	972
Southwestern Energy Co. 7.50% 2026	1,224	1,286
Southwestern Energy Co. 7.75% 2027	72	78
Southwestern Energy Co. 8.375% 2028	865	940
Sunoco LP 5.50% 2026	513	528
Sunoco LP 6.00% 2027	147	156
Sunoco LP 4.50% 2029[1]	1,205	1,255
Tallgrass Energy Partners, LP 5.50% 2024[1]	1,000	1,020
Tallgrass Energy Partners, LP 7.50% 2025[1]	585	633
Tapstone Energy, Term Loan, (3-month USD-LIBOR + 4.00%) 4.741% 2024[2,3,7,8]	11	6
Targa Resources Partners LP 5.875% 2026	321	341
Targa Resources Partners LP 6.50% 2027	133	145
Targa Resources Partners LP 6.875% 2029	332	374
Targa Resources Partners LP 5.50% 2030	477	518
Targa Resources Partners LP 4.875% 2031[1]	2,000	2,173
Teekay Corp. 9.25% 2022[1]	3,108	3,178
Teekay Offshore Partners LP 8.50% 2023[1]	2,009	1,712
Transocean Guardian Ltd. 5.875% 2024[1]	862	726
Transocean Inc. 6.125% 2025[1]	1,876	1,788
Transocean Poseidon Ltd. 6.875% 2027[1]	655	598
USA Compression Partners, LP 6.875% 2026	264	276
USA Compression Partners, LP 6.875% 2027	247	264
Vine Oil & Gas LP 8.75% 2023[1]	1,767	1,414
Weatherford International PLC 8.75% 2024[1]	1,346	1,351
Weatherford International PLC 11.00% 2024[1]	4,211	3,295
Western Gas Partners LP 4.50% 2028	1,368	1,423
Western Gas Partners LP 5.45% 2044	55	56
Western Midstream Operating, LP 4.10% 2025[6]	369	381
Western Midstream Operating, LP 4.75% 2028	160	167
Western Midstream Operating, LP 5.25% 2050	500	551
WPX Energy, Inc. 5.75% 2026	297	313
WPX Energy, Inc. 5.25% 2027	160	170
WPX Energy, Inc. 5.875% 2028	620	677
WPX Energy, Inc. 4.50% 2030	759	806
		107,954

Consumer discretionary 12.17%
99 Escrow Issuer, Inc. 7.50% 2026[1]	405	403
Adient US LLC 9.00% 2025[1]	205	229
Affinity Gaming 6.875% 2027[1]	1,125	1,180
Allied Universal Holdco LLC 6.625% 2026[1]	858	916
Allied Universal Holdco LLC 9.75% 2027[1]	826	902
At Home Holding III Inc. 8.75% 2025[1]	300	325
Boyd Gaming Corp. 8.625% 2025[1]	120	134
Boyd Gaming Corp. 4.75% 2027	861	896
Brookfield Residential Properties Inc. 4.875% 2030[1]	325	336
Caesars Entertainment, Inc. 6.25% 2025[1]	1,195	1,274

American Funds Insurance Series	203

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Caesars Resort Collection, LLC 5.75% 2025[1]	$345		$366
Carnival Corp. 11.50% 2023[1]	1,812		2,098
Carnival Corp. 7.625% 2026[1]	175		191
Carnival Corp. 10.50% 2026[1]	275		321
Cedar Fair, LP 5.25% 2029	271		279
Churchill Downs Inc. 4.75% 2028[1]	430		454
Cirsa Gaming Corp. SA 7.875% 2023[1]	2,277		2,300
Clarios Global LP 6.75% 2025[1]	375		405
Dana Inc. 5.625% 2028	675		728
Dave & Buster’s, Inc. 7.625% 2025[1]	375		396
Empire Communities Corp. 7.00% 2025[1]	525		555
Fertitta Entertainment, Inc. 6.75% 2024[1]	371		369
Ford Motor Co. 8.50% 2023	1,787		2,018
Ford Motor Co. 9.00% 2025	684		841
Ford Motor Co. 9.625% 2030	250		353
Ford Motor Co. 7.45% 2031	275		353
Ford Motor Credit Co. 3.087% 2023	400		408
Ford Motor Credit Co. 3.664% 2024	500		514
Ford Motor Credit Co. 3.81% 2024	887		910
Ford Motor Credit Co. 5.584% 2024	350		378
Ford Motor Credit Co. 5.125% 2025	6,285		6,842
Ford Motor Credit Co. 4.542% 2026	510		545
Ford Motor Credit Co. 3.815% 2027	275		283
Ford Motor Credit Co. 4.125% 2027	835		876
Ford Motor Credit Co. 4.271% 2027	525		551
Ford Motor Credit Co. 5.113% 2029	200		223
Ford Motor Credit Co. 4.00% 2030	1,820		1,917
Hanesbrands Inc. 4.625% 2024[1]	445		467
Hanesbrands Inc. 5.375% 2025[1]	432		458
Hanesbrands Inc. 4.875% 2026[1]	274		298
Hilton Worldwide Holdings Inc. 5.125% 2026	700		724
Hilton Worldwide Holdings Inc. 4.875% 2030	508		556
Hilton Worldwide Holdings Inc. 4.00% 2031[1]	870		920
International Game Technology PLC 6.25% 2022[1]	403		417
International Game Technology PLC 6.50% 2025[1]	1,383		1,550
International Game Technology PLC 5.25% 2029[1]	1,455		1,570
Jaguar Land Rover PLC 7.75% 2025[1]	450		486
Jaguar Land Rover PLC 5.875% 2028[1]	550		556
KB Home 6.875% 2027	330		388
Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3,7]	17		20
Landry’s Finance Acquisition Co., Term Loan B, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	—	[9]	—	[9]
Lennar Corp. 4.50% 2024	40		44
Levi Strauss & Co. 5.00% 2025	452		464
Limited Brands, Inc. 6.875% 2025[1]	245		266
Limited Brands, Inc. 6.625% 2030[1]	380		423
Limited Brands, Inc. 6.875% 2035	346		389
Limited Brands, Inc. 6.75% 2036	495		552
Lithia Motors, Inc. 4.375% 2031[1]	475		510
M.D.C. Holdings, Inc. 6.00% 2043	823		1,105
Macy’s, Inc. 8.375% 2025[1]	145		161
Mattel, Inc. 6.75% 2025[1]	904		955
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 5.00% 2022[2,3]	1,224		1,196
Melco International Development Ltd. 5.75% 2028[1]	2,000		2,133
Merlin Entertainment 5.75% 2026[1]	792		834
MGM Growth Properties LLC 5.625% 2024	307		334
MGM Growth Properties LLC 4.625% 2025[1]	900		965
MGM Growth Properties LLC 3.875% 2029[1]	1,490		1,526
MGM Resorts International 7.75% 2022	740		789

204	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
MGM Resorts International 6.00% 2023	$541	$582
MGM Resorts International 5.50% 2027	541	604
MYT Holding LLC 7.50% 2025[1,5]	1,712	1,725
NCL Corp. Ltd. 3.625% 2024[1]	650	619
NCL Corp. Ltd. 12.25% 2024[1]	175	210
NCL Corp. Ltd. 5.875% 2026[1]	475	501
Neiman Marcus Group Ltd. LLC, Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2025[2,3]	1,497	1,601
Newell Rubbermaid Inc. 4.875% 2025	445	490
Newell Rubbermaid Inc. 5.875% 2036[6]	30	37
Nissan Motor Co., Ltd. 4.81% 2030[1]	425	480
Norwegian Cruise Line Holdings Ltd. 10.25% 2026[1]	275	322
Panther BF Aggregator 2, LP 6.25% 2026[1]	155	166
Panther BF Aggregator 2, LP 8.50% 2027[1]	990	1,077
Party City Holdings Inc. 6.625% 2026[1]	500	376
PetSmart, Inc. 7.125% 2023[1]	6,489	6,495
PetSmart, Inc. 5.875% 2025[1]	3,342	3,440
PetSmart, Inc. 8.875% 2025[1]	1,846	1,898
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[2,3]	2,555	2,535
Royal Caribbean Cruises Ltd. 10.875% 2023[1]	325	370
Royal Caribbean Cruises Ltd. 11.50% 2025[1]	775	907
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	57	57
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	2,825	2,907
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[1]	1,244	1,386
Scientific Games Corp. 5.00% 2025[1]	301	311
Scientific Games Corp. 8.625% 2025[1]	2,170	2,379
Scientific Games Corp. 8.25% 2026[1]	3,644	3,933
Scientific Games Corp. 7.00% 2028[1]	85	92
Scientific Games Corp. 7.25% 2029[1]	845	929
Six Flags Entertainment Corp. 4.875% 2024[1]	1,277	1,283
Six Flags Theme Parks Inc. 7.00% 2025[1]	140	151
Sizzling Platter LLC 8.50% 2025[1]	450	469
Staples, Inc. 7.50% 2026[1]	1,366	1,429
Stars Group Holdings BV 7.00% 2026[1]	525	554
The Home Company Inc. 7.25% 2025[1]	725	746
Vail Resorts, Inc. 6.25% 2025[1]	315	337
VICI Properties LP 4.25% 2026[1]	962	999
VICI Properties LP 4.625% 2029[1]	135	145
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[1]	851	872
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[1]	379	388
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[1]	1,774	1,875
Viking Cruises Ltd. 6.25% 2025[1]	140	138
Viking Cruises Ltd. 13.00% 2025[1]	430	515
Viking Cruises Ltd. 5.875% 2027[1]	185	181
Wyndham Destinations, Inc. 6.625% 2026[1]	525	602
Wyndham Worldwide Corp. 5.375% 2026[1]	860	892
Wyndham Worldwide Corp. 4.375% 2028[1]	1,380	1,436
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	1,171	1,190
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	373	385
Wynn Macau, Ltd. 5.125% 2029[1]	200	205
Wynn Resorts Ltd. 7.75% 2025[1]	820	890
Wynn Resorts Ltd. 5.125% 2029[1]	342	359
		105,595

Materials 11.58%
Alcoa Netherlands Holding BV 5.50% 2027[1]	510	559
Anglo American Capital PLC 5.625% 2030[1]	310	395
Arconic Corp. 6.00% 2025[1]	810	866
Ardagh Group SA 6.50% 2027[1,5]	622	665
Ardagh Packaging Finance 5.25% 2025[1]	495	523

American Funds Insurance Series	205

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ardagh Packaging Finance 6.00% 2025[1]	$533	$553
Ardagh Packaging Finance 5.25% 2027[1]	425	447
Axalta Coating Systems LLC 4.75% 2027[1]	460	490
Blue Cube Spinco Inc. 10.00% 2025	660	700
BWAY Parent Co., Inc. 5.50% 2024[1]	1,619	1,653
CANPACK SA and Eastern PA Land Investment Holding LLC 3.125% 2025[1]	425	428
Carlyle Group LP 8.75% 2023[1,5]	215	217
Cascades Inc. 5.125% 2026[1]	495	524
Cascades Inc. 5.375% 2028[1]	340	362
Cleveland-Cliffs Inc. 4.875% 2024[1]	2,245	2,291
Cleveland-Cliffs Inc. 5.75% 2025	2,739	2,785
Cleveland-Cliffs Inc. 9.875% 2025[1]	309	364
Cleveland-Cliffs Inc. 6.75% 2026[1]	1,167	1,262
Cleveland-Cliffs Inc. 5.875% 2027	4,675	4,773
Cleveland-Cliffs Inc. 7.00% 2027[1]	297	288
Consolidated Energy Finance SA 6.50% 2026[1]	1,250	1,253
CVR Partners, LP 9.25% 2023[1]	2,248	2,253
Element Solutions Inc. 3.875% 2028[1]	620	639
First Quantum Minerals Ltd. 7.25% 2023[1]	2,073	2,140
First Quantum Minerals Ltd. 6.50% 2024[1]	411	423
First Quantum Minerals Ltd. 7.50% 2025[1]	7,943	8,281
First Quantum Minerals Ltd. 6.875% 2026[1]	3,076	3,213
First Quantum Minerals Ltd. 6.875% 2027[1]	5,790	6,289
Freeport-McMoRan Inc. 3.875% 2023	189	198
Freeport-McMoRan Inc. 4.25% 2030	925	998
Freeport-McMoRan Inc. 5.40% 2034	300	376
FXI Holdings, Inc. 7.875% 2024[1]	3,425	3,459
FXI Holdings, Inc. 12.25% 2026[1]	4,575	5,223
GPC Merger Sub Inc. 7.125% 2028[1]	434	480
GrafTech Finance Inc. 4.625% 2028[1]	425	431
Hexion Inc. 7.875% 2027[1]	2,304	2,470
INEOS Group Holdings SA 5.625% 2024[1]	772	785
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	1,260	1,429
LSB Industries, Inc. 9.625% 2023[1]	3,363	3,476
LYB International Finance III, LLC 3.80% 2060	213	230
Methanex Corp. 5.125% 2027	4,075	4,434
Methanex Corp. 5.25% 2029	450	489
Methanex Corp. 5.65% 2044	475	510
Neon Holdings, Inc. 10.125% 2026[1]	2,500	2,744
Newcrest Finance Pty Ltd. 4.20% 2050[1]	550	674
Nouryon Holding BV 8.00% 2026[1]	931	991
Nova Chemicals Corp. 4.875% 2024[1]	495	516
Nova Chemicals Corp. 5.25% 2027[1]	1,036	1,105
Novelis Corp. 5.875% 2026[1]	950	994
Novelis Corp. 4.75% 2030[1]	990	1,068
OCI NV 5.25% 2024[1]	278	289
Olin Corp. 9.50% 2025[1]	490	613
Olin Corp. 5.00% 2030	280	299
Owens-Illinois, Inc. 5.875% 2023[1]	1,670	1,792
Owens-Illinois, Inc. 6.375% 2025[1]	265	294
Plastipak Holdings, Inc. 6.25% 2025[1]	200	206
Rayonier A.M. Products Inc. 7.625% 2026[1]	745	778
Scotts Miracle-Gro Co. 4.50% 2029	639	691
Sealed Air Corp. 4.875% 2022[1]	660	693
Sealed Air Corp. 5.25% 2023[1]	267	285
Sealed Air Corp. 4.00% 2027[1]	316	338
Silgan Holdings Inc. 4.125% 2028	377	393
Summit Materials, Inc. 6.50% 2027[1]	360	384
Summit Materials, Inc. 5.25% 2029[1]	1,275	1,340
Trivium Packaging BV 5.50% 2026[1]	530	561
Trivium Packaging BV 8.50% 2027[1]	403	442

206	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Tronox Ltd. 5.75% 2025[1]	$700	$728
Tronox Ltd. 6.50% 2026[1]	775	808
Valvoline Inc. 4.375% 2025	555	573
Valvoline Inc. 4.25% 2030[1]	353	375
Valvoline Inc. 3.625% 2031[1]	620	638
Venator Materials Corp. 5.75% 2025[1]	5,956	5,580
Venator Materials Corp. 9.50% 2025[1]	2,175	2,382
W. R. Grace & Co. 4.875% 2027[1]	790	839
Warrior Met Coal, Inc. 8.00% 2024[1]	1,400	1,433
		100,470

Health care 11.31%
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.897% 2026[2,3]	845	817
Avantor Funding, Inc. 4.625% 2028[1]	1,510	1,599
Bausch Health Companies Inc. 9.25% 2026[1]	2,644	2,952
Bausch Health Companies Inc. 5.00% 2028[1]	587	606
Bausch Health Companies Inc. 7.00% 2028[1]	1,153	1,269
Bausch Health Companies Inc. 5.00% 2029[1]	891	918
Bausch Health Companies Inc. 6.25% 2029[1]	815	886
Bausch Health Companies Inc. 5.25% 2030[1]	852	893
Bausch Health Companies Inc. 5.25% 2031[1]	3,055	3,197
Catalent Pharma Solutions Inc. 5.00% 2027[1]	53	56
Centene Corp. 4.75% 2025	1,000	1,027
Centene Corp. 5.375% 2026[1]	850	898
Centene Corp. 5.375% 2026[1]	330	349
Centene Corp. 4.25% 2027	634	674
Centene Corp. 4.625% 2029	2,505	2,784
Centene Corp. 3.00% 2030	2,805	2,977
Centene Corp. 3.375% 2030	132	139
Charles River Laboratories International, Inc. 5.50% 2026[1]	584	613
Charles River Laboratories International, Inc. 4.25% 2028[1]	241	253
Community Health Systems Inc. 5.625% 2027[1]	730	786
Community Health Systems Inc. 6.00% 2029[1]	653	706
Concordia International Corp. 8.00% 2024	34	35
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2024[2,3]	59	58
Encompass Health Corp. 4.50% 2028	496	519
Encompass Health Corp. 4.75% 2030	635	681
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[1]	1,644	1,838
Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[1]	1,185	1,008
Endo International PLC 5.75% 2022[1]	2,937	2,853
Endo International PLC 5.875% 2024[1]	1,300	1,320
HCA Inc. 5.875% 2023	604	665
HCA Inc. 5.375% 2025	175	197
HCA Inc. 5.875% 2026	321	370
HCA Inc. 4.50% 2027	173	201
HCA Inc. 5.625% 2028	1,315	1,556
HCA Inc. 3.50% 2030	1,325	1,408
HCA Inc. 5.50% 2047	128	171
HCA Inc. 5.25% 2049	475	627
HealthSouth Corp. 5.75% 2025	942	975
IMS Health Holdings, Inc. 5.00% 2026[1]	823	864
Jaguar Holding Co. II 4.625% 2025[1]	350	370
Jaguar Holding Co. II 5.00% 2028[1]	375	401
Mallinckrodt International Finance SA 5.50% 2025[1,4]	1,118	391
Mallinckrodt PLC 5.75% 2022[1]	420	147
Mallinckrodt PLC 10.00% 2025[1]	4,358	4,739
Molina Healthcare, Inc. 5.375% 2022	4,589	4,867
Molina Healthcare, Inc. 4.375% 2028[1]	920	969
Molina Healthcare, Inc. 3.875% 2030[1]	1,420	1,527
Owens & Minor, Inc. 4.375% 2024	1,440	1,481

American Funds Insurance Series	207

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[2,3]	$1,460	$1,458
Par Pharmaceutical Inc. 7.50% 2027[1]	4,612	5,010
PAREXEL International Corp. 6.375% 2025[1]	685	703
Prime Healthcare Services, Inc. 7.25% 2025[1]	600	639
Radiology Partners, Inc. 9.25% 2028[1]	1,293	1,458
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.476% 2025[2,3]	575	567
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[2,3,5,7,8]	3,850	3,850
RP Escrow Issuer, LLC 5.25% 2025[1]	655	686
Select Medical Holdings Corp. 6.25% 2026[1]	554	597
Sotera Health Holdings LLC, Term Loan, (3-months USD-LIBOR + 4.50%) 5.50% 2026[2,3]	570	573
Surgery Center Holdings 10.00% 2027[1]	416	460
Syneos Health, Inc. 3.625% 2029[1]	630	633
Team Health Holdings, Inc. 6.375% 2025[1]	3,171	2,743
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	917	826
Tenet Healthcare Corp. 4.625% 2024	559	574
Tenet Healthcare Corp. 4.875% 2026[1]	6,080	6,368
Tenet Healthcare Corp. 5.125% 2027[1]	710	753
Tenet Healthcare Corp. 6.125% 2028[1]	275	288
Teva Pharmaceutical Finance Co. BV 2.20% 2021	75	75
Teva Pharmaceutical Finance Co. BV 2.80% 2023	1,908	1,892
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,779	5,077
Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,309	1,449
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,684	1,622
Teva Pharmaceutical Finance Co. BV 6.75% 2028	1,188	1,346
Teva Pharmaceutical Finance Co. BV 4.10% 2046	525	469
U.S. Renal Care, Inc. 10.625% 2027[1]	359	398
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	1,584	1,634
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	581	644
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	608	677
		98,106

Industrials 9.51%
ADT Corp. 3.50% 2022	1,221	1,255
Aircastle Ltd. 5.25% 2025[1]	650	716
Alaska Air Group, Inc. 4.80% 2027[1]	575	635
Allison Transmission Holdings, Inc. 3.75% 2031[1]	1,950	1,999
ASGN Inc. 4.625% 2028[1]	330	344
Ashtead Group PLC 4.25% 2029[1]	488	536
Associated Materials, LLC 9.00% 2025[1]	2,156	2,291
ATS Automation Tooling Systems Inc. 4.125% 2028[1]	275	281
Aviation Capital Group LLC 5.50% 2024[1]	500	554
Avis Budget Car Rental, LLC 5.75% 2027[1]	1,375	1,407
Avis Budget Group, Inc. 6.375% 2024[1]	1,710	1,747
Avis Budget Group, Inc. 5.25% 2025[1]	437	440
Avis Budget Group, Inc. 10.50% 2025[1]	800	946
Avolon Holdings Funding Ltd. 5.25% 2024[1]	660	718
Avolon Holdings Funding Ltd. 4.25% 2026[1]	218	235
Boeing Company 3.625% 2031	1,400	1,536
Boeing Company 3.50% 2039	70	71
Boeing Company 3.75% 2050	400	421
Boeing Company 5.93% 2060	700	993
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	1,600	1,680
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	1,072	1,124
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	660	707
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	600	655
Bombardier Inc. 8.75% 2021[1]	445	464
Bombardier Inc. 5.75% 2022[1]	255	260
Bombardier Inc. 6.125% 2023[1]	338	331
Bombardier Inc. 7.50% 2024[1]	140	135

208	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Bombardier Inc. 7.50% 2025[1]	$1,191	$1,106
Bombardier Inc. 7.875% 2027[1]	1,598	1,472
British Airways, Series 2020-1, Class B, 8.375% 2028[1]	185	205
British Airways, Series 2020-1, Class A, 4.25% 2032[1]	370	397
BWX Technologies, Inc. 4.125% 2028[1]	615	642
Clean Harbors, Inc. 4.875% 2027[1]	766	800
Covanta Holding Corp. 5.875% 2025	858	895
Covanta Holding Corp. 5.00% 2030	1,000	1,071
CP Atlas Buyer, Inc. 7.00% 2028[1]	450	468
Dun & Bradstreet Corp. 6.875% 2026[1]	203	219
Dun & Bradstreet Corp. 10.25% 2027[1]	2,098	2,370
F-Brasile SpA 7.375% 2026[1]	1,338	1,301
Fortress Transportation and Infrastructure Investors LLC 6.50% 2025[1]	480	503
Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	445	511
Harsco Corp. 5.75% 2027[1]	650	689
Howmet Aerospace Inc. 6.875% 2025	1,662	1,963
Icahn Enterprises Finance Corp. 4.75% 2024	1,080	1,124
JELD-WEN Holding, Inc. 4.875% 2027[1]	1,033	1,095
JetBlue Airways Corp., Pass Through Trust Certificates, Series 2019-1, Class B, 8.00% 2027	158	171
JetBlue Airways Corp., Pass Through Trust Certificates, Series 2020-1, Class A, 7.75% 2028	350	382
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,710	1,785
LABL Escrow Issuer, LLC 10.50% 2027[1]	690	778
LBM Acquisition LLC 6.25% 2029[1]	400	417
LSC Communications, Inc. 8.75% 2023[1,4,7,8]	8,744	482
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.25% 2022[2,3,4,7,8]	195	16
MasTec, Inc. 4.50% 2028[1]	1,250	1,314
Meritor, Inc. 4.50% 2028[1]	325	334
Moog Inc. 4.25% 2027[1]	125	130
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[1]	750	771
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	250	272
Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	1,400	1,586
Prime Security Services Borrower, LLC 3.375% 2027[1]	925	919
Prime Security Services Borrower, LLC 6.25% 2028[1]	627	674
R.R. Donnelley & Sons Co. 6.50% 2023	1,100	1,137
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.254% 2024[2,3]	1,323	1,290
Rexnord Corp. 4.875% 2025[1]	848	867
Rolls-Royce PLC 4.625% 2026	€300	398
Rolls-Royce PLC 5.75% 2027[1]	$1,060	1,175
Rolls-Royce PLC 5.75% 2027	£275	417
Sensata Technologies, Inc. 3.75% 2031[1]	$500	519
Signature Aviation PLC 4.00% 2028[1]	185	187
SkyMiles IP Ltd. 4.50% 2025[1]	275	294
SkyMiles IP Ltd. 4.75% 2028[1]	2,285	2,496
SkyMiles IP Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[2,3]	525	545
Specialty Building Products Holdings LLC 6.375% 2026[1]	450	477
Spirit AeroSystems, Inc. (3-month USD-LIBOR + 0.80%) 1.017% 2021[3]	120	118
Stericycle, Inc. 5.375% 2024[1]	1,135	1,186
Stericycle, Inc. 3.875% 2029[1]	500	514
The Brink’s Co. 4.625% 2027[1]	719	753
TransDigm Inc. 6.50% 2024	529	539
TransDigm Inc. 8.00% 2025[1]	658	729
TransDigm Inc. 6.25% 2026[1]	513	547
TransDigm Inc. 5.50% 2027	855	900
Triumph Group, Inc. 5.25% 2022	240	229
Triumph Group, Inc. 6.25% 2024[1]	310	308
Triumph Group, Inc. 8.875% 2024[1]	445	489
Triumph Group, Inc. 7.75% 2025[1]	270	248
Uber Technologies, Inc. 8.00% 2026[1]	498	543

American Funds Insurance Series	209

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Airlines Holdings, Inc. 6.50% 2027[1]	$4,625	$4,981
United Parcel Service, Inc. 3.125% 2021	200	200
United Rentals, Inc. 5.875% 2026	53	56
United Rentals, Inc. 3.875% 2031	650	683
Vertical Holdco GMBH 7.625% 2028[1]	975	1,065
Vertical U.S. Newco Inc. 5.25% 2027[1]	2,375	2,522
Virgin Australia Holdings Ltd. 7.875% 2021[1,4]	800	66
Wesco Aircraft Holdings, Inc. 8.50% 2024[1]	233	223
Wesco Aircraft Holdings, Inc. 9.00% 2026[1]	939	891
WESCO Distribution, Inc. 7.125% 2025[1]	1,865	2,054
WESCO Distribution, Inc. 7.25% 2028[1]	1,770	2,016
Western Global Airlines LLC 10.375% 2025[1]	385	430
XPO Logistics, Inc. 6.75% 2024[1]	198	211
XPO Logistics, Inc. 6.25% 2025[1]	800	862
		82,508

Financials 6.63%
Advisor Group Holdings, LLC 6.25% 2028[1]	1,551	1,572
AG Merger Sub II, Inc. 10.75% 2027[1]	1,862	2,063
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	1,036	1,110
Ally Financial Inc. 8.00% 2031	403	592
Ally Financial Inc. 8.00% 2031	63	90
American International Group, Inc. 4.375% 2050	245	321
AssuredPartners, Inc. 7.00% 2025[1]	373	388
AssuredPartners, Inc. 8.00% 2027[1]	603	656
AssuredPartners, Inc. 5.625% 2029[1]	365	381
CIT Group Inc. 4.125% 2021	950	953
Compass Diversified Holdings 8.00% 2026[1]	3,214	3,386
Credit Acceptance Corp. 5.125% 2024[1]	765	798
Fairstone Financial Inc. 7.875% 2024[1]	1,258	1,337
Ford Motor Credit Co. 3.375% 2025	1,875	1,923
Freedom Mortgage Corp. 7.625% 2026[1]	625	662
FS Energy and Power Fund 7.50% 2023[1]	3,999	3,850
HUB International Ltd. 7.00% 2026[1]	1,950	2,041
Icahn Enterprises Finance Corp. 6.25% 2022	2,334	2,345
Icahn Enterprises Finance Corp. 5.25% 2027	377	405
Iris Merger Sub 2019 Inc. 9.375% 2028[1]	349	383
Ladder Capital Corp. 5.25% 2022[1]	150	151
Ladder Capital Corp. 4.25% 2027[1]	1,239	1,220
LD Holdings Group LLC 6.50% 2025[1]	625	659
LPL Financial Holdings Inc. 4.625% 2027[1]	1,209	1,255
MGIC Investment Corp. 5.25% 2028	525	563
MSCI Inc. 5.375% 2027[1]	320	342
MSCI Inc. 3.625% 2030[1]	66	69
MSCI Inc. 3.875% 2031[1]	2,150	2,276
National Financial Partners Corp. 6.875% 2028[1]	1,094	1,169
Nationstar Mortgage Holdings Inc. 5.50% 2028[1]	425	448
Nationstar Mortgage Holdings Inc. 5.125% 2030[1]	650	680
Navient Corp. 6.50% 2022	3,533	3,748
Navient Corp. 5.50% 2023	3,086	3,235
Navient Corp. 5.875% 2024	1,020	1,086
Navient Corp. 6.125% 2024	417	447
Navient Corp. 5.00% 2027	2,483	2,508
Navient Corp. 5.625% 2033	978	941
New Residential Investment Corp. 6.25% 2025[1]	275	277
NMI Holdings, Inc. 7.375% 2025[1]	290	325
OneMain Holdings, Inc. 7.125% 2026	685	811
Owl Rock Capital Corp. 4.625% 2024[1]	750	769
Owl Rock Capital Corp. 3.75% 2025	900	935
Owl Rock Capital Corp. 3.375% 2026	390	396

210	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
PennyMac Financial Services, Inc. 5.375% 2025[1]	$525	$556
Quicken Loans, LLC 3.625% 2029[1]	455	465
Springleaf Finance Corp. 6.125% 2024	1,517	1,659
Springleaf Finance Corp. 6.625% 2028	190	226
Springleaf Finance Corp. 5.375% 2029	183	206
Starwood Property Trust, Inc. 5.00% 2021	2,371	2,417
Starwood Property Trust, Inc. 5.50% 2023[1]	465	487
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 1.06% 2025 (72.22% PIK)[2,3,5]	895	886
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[2,3]	1,483	1,028
		57,496

Information technology 3.94%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	3,324	3,342
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2025[2,3]	822	829
Austin BidCo Inc. 7.125% 2028[1]	940	983
Austin BidCo Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.732% 2027[2,3]	125	125
Avaya Inc. 6.125% 2028[1]	490	524
Banff Merger Sub Inc. 9.75% 2026[1]	723	782
Black Knight Inc. 3.625% 2028[1]	815	835
BMC Software, Inc. 7.125% 2025[1]	225	245
BMC Software, Inc. 9.125% 2026[1]	240	259
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.504% 2025[2,3]	372	371
CommScope Finance LLC 6.00% 2026[1]	833	879
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[2,3]	647	632
Diebold Nixdorf, Inc. 9.375% 2025[1]	4,850	5,441
Diebold, Inc. 8.50% 2024	1,534	1,555
Gartner, Inc. 4.50% 2028[1]	1,475	1,558
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 7.647% 2025[2,3]	448	450
Logan Merger Sub, Inc. 5.50% 2027[1]	725	760
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 4.004% 2024[2,3]	1,035	1,036
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.00% 2023[2,3]	1,216	1,223
Sabre GLBL Inc. 7.375% 2025[1]	600	652
Sabre Holdings Corp. 5.25% 2023[1]	83	84
Sabre Holdings Corp. 9.25% 2025[1]	546	651
Solera Holdings, Inc. 10.50% 2024[1]	726	753
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[2,3]	1,325	1,366
Unisys Corp. 6.875% 2027[1]	1,725	1,889
VeriSign, Inc. 4.625% 2023	429	434
VeriSign, Inc. 5.25% 2025	132	150
Veritas Holdings Ltd. 7.50% 2023[1]	852	856
Veritas Holdings Ltd. 10.50% 2024[1]	625	638
Veritas Holdings Ltd. 7.50% 2025[1]	2,140	2,199
ViaSat, Inc. 5.625% 2027[1]	175	184
Xerox Corp. 4.125% 2023	314	330
Xerox Corp. 5.50% 2028[1]	2,035	2,163
		34,178

Utilities 2.98%
AES Corp. 3.95% 2030[1]	675	764
AES Panama Generation Holdings SRL 4.375% 2030[1]	200	217
AmeriGas Partners, LP 5.75% 2027	297	339
Calpine Corp. 5.25% 2026[1]	96	99
Calpine Corp. 4.50% 2028[1]	500	521
Calpine Corp. 5.125% 2028[1]	518	546
Calpine Corp. 5.00% 2031[1]	1,000	1,046
DPL Inc. 4.125% 2025[1]	765	827
DPL Inc. 4.35% 2029	575	646

American Funds Insurance Series	211

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	$1,155	$1,352
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,6]	1,050	1,229
FEL Energy VI SARL 5.75% 2040[1]	550	586
FirstEnergy Corp. 7.375% 2031	364	519
FirstEnergy Corp. 4.85% 2047 (5.10% on 1/15/2021)[6]	550	685
FirstEnergy Corp. 3.40% 2050	1,430	1,375
NextEra Energy Partners, LP 4.25% 2024[1]	122	131
NextEra Energy Partners, LP 3.875% 2026[1]	92	98
NGL Energy Partners LP 7.50% 2026	1,492	928
NRG Energy, Inc. 7.25% 2026	328	347
NRG Energy, Inc. 3.375% 2029[1]	630	646
NRG Energy, Inc. 3.625% 2031[1]	630	649
Pacific Gas and Electric Co. 3.75% 2028	203	221
Pacific Gas and Electric Co. 4.55% 2030	473	539
Pacific Gas and Electric Co. 4.95% 2050	600	716
PG&E Corp. 5.00% 2028	1,655	1,765
PG&E Corp. 5.25% 2030	675	743
PG&E Corp., Term Loan, (3-month USD-LIBOR + 4.50%) 5.50% 2025[2,3]	254	257
Talen Energy Corp. 10.50% 2026[1]	3,248	2,897
Talen Energy Corp. 7.25% 2027[1]	2,773	2,958
Talen Energy Supply, LLC 7.625% 2028[1]	1,590	1,716
UEP Penonome II SA 6.50% 2038[1]	250	261
Vistra Operations Co. LLC 3.55% 2024[1]	231	250
		25,873

Consumer staples 2.72%
Albertsons Companies, Inc. 3.50% 2029[1]	585	592
Albertsons Companies, Inc. 4.875% 2030[1]	335	370
B&G Foods, Inc. 5.25% 2025	612	633
B&G Foods, Inc. 5.25% 2027	228	243
Brasil Foods SA 5.75% 2050[1]	370	412
C&S Wholsesale Grocers Inc. 5.00% 2028[1]	650	649
Central Garden & Pet Co. 4.125% 2030	420	439
Darling Ingredients Inc. 5.25% 2027[1]	579	617
Edgewell Personal Care Co. 5.50% 2028[1]	275	296
Energizer Holdings, Inc. 7.75% 2027[1]	227	253
Energizer Holdings, Inc. 4.375% 2029[1]	545	565
H.J. Heinz Co. 3.875% 2027[1]	725	782
H.J. Heinz Co. 4.25% 2031[1]	713	795
H.J. Heinz Co. 4.625% 2039[1]	165	185
H.J. Heinz Co. 5.50% 2050[1]	1,341	1,694
Kraft Heinz Company 3.95% 2025	580	639
Kraft Heinz Company 5.20% 2045	330	392
Kraft Heinz Company 4.375% 2046	1,466	1,586
Kraft Heinz Company 4.875% 2049[1]	985	1,149
Kronos Acquisition Holdings Inc. 5.00% 2026[1]	385	402
Kronos Acquisition Holdings Inc. 7.00% 2027[1]	485	509
Lamb Weston Holdings, Inc. 4.625% 2024[1]	561	586
Nestle Skin Health SA, Term Loan B1, (3-month USD-LIBOR + 4.00%) 4.254% 2026[2,3]	1,806	1,813
Post Holdings, Inc. 5.00% 2026[1]	1,958	2,025
Post Holdings, Inc. 5.625% 2028[1]	569	607
Post Holdings, Inc. 5.50% 2029[1]	166	181
Post Holdings, Inc. 4.625% 2030[1]	1,905	2,006
Prestige Brands International Inc. 6.375% 2024[1]	260	266
Prestige Brands International Inc. 5.125% 2028[1]	103	110
Spectrum Brands Inc. 5.75% 2025	528	546

212	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
TreeHouse Foods, Inc. 6.00% 2024[1]	$1,188	$1,213
TreeHouse Foods, Inc. 4.00% 2028	145	150
United Natural Foods, Inc. 6.75% 2028[1]	865	906
		23,611

Real estate 2.62%
Brookfield Property REIT Inc. 5.75% 2026[1]	2,839	2,806
Diversified Healthcare Trust 4.75% 2024	275	283
Diversified Healthcare Trust 9.75% 2025	650	739
Hospitality Properties Trust 7.50% 2025	238	274
Howard Hughes Corp. 5.375% 2025[1]	2,568	2,655
Howard Hughes Corp. 5.375% 2028[1]	1,950	2,101
Iron Mountain Inc. 4.875% 2027[1]	1,266	1,327
Iron Mountain Inc. 5.00% 2028[1]	617	656
Iron Mountain Inc. 5.25% 2028[1]	1,214	1,283
Iron Mountain Inc. 5.25% 2030[1]	2,450	2,649
Iron Mountain Inc. 4.50% 2031[1]	1,960	2,056
Ladder Capital Corp. 5.25% 2025[1]	140	140
Medical Properties Trust, Inc. 5.00% 2027	1,333	1,420
Medical Properties Trust, Inc. 3.50% 2031	1,369	1,416
Park Hotels & Resorts Inc. 7.50% 2025[1]	425	460
QTS Realty Trust, Inc. 3.875% 2028[1]	625	638
Realogy Corp. 9.375% 2027[1]	740	821
Realogy Group LLC 7.625% 2025[1]	260	283
Service Properties Trust 5.50% 2027	335	366
Xenia Hotels & Resorts, Inc. 6.375% 2025[1]	300	317
		22,690

Total corporate bonds, notes & loans		775,019

Asset-backed obligations 0.01%
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,10]	95	97

Municipals 0.00%
Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	5	5

Total bonds, notes & other debt instruments (cost: $755,326,000)		775,121

Convertible bonds & notes 0.61%
Communication services 0.27%
Cinemark USA, Inc., convertible notes, 4.50% 2025[1]	190	278
DISH DBS Corp., convertible notes, 3.375% 2026	635	607
Liberty Broadband Corp., convertible notes, 2.75% 2050[1]	321	344
Live Nation Entertainment, Inc., convertible notes, 2.125% 2025[1]	430	459
Match Group Financeco 2 Inc., convertible notes, 0.875% 2026[1]	175	321
Zillow Group, Inc., convertible notes, 1.50% 2023	180	307
		2,316

Information technology 0.15%
LivePerson, Inc., convertible notes, 0% 2026[1]	219	240
Sabre Holdings Corp., convertible notes, 4.00% 2025[1]	390	702
Shift4 Payments, Inc., convertible notes, 0% 2025[1]	267	327
		1,269

Industrials 0.12%
American Airlines Group Inc., convertible notes, 6.50% 2025	183	230
Southwest Airlines Co., convertible notes, 1.25% 2025	403	587
Uber Technologies, Inc., convertible notes, 0% 2025[1]	270	278
		1,095

American Funds Insurance Series	213

High-Income Bond Fund

Convertible bonds & notes (continued)	Principal amount (000)	Value (000)
Consumer discretionary 0.06%
NCL Corp. Ltd., convertible notes, 5.375% 2025[1]	$155	$263
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[1]	200	267
		530

Energy 0.01%
Mesquite Energy Inc., convertible notes, 15.04% 2023 (100% PIK)[1,5,7,8]	65	65

Total convertible bonds & notes (cost: $4,324,000)		5,275

Convertible stocks 0.38%	Shares
Utilities 0.14%
PG&E Corp., convertible preferred units, 5.50% 2023[11]	3,350	411
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	8,000	401
NextEra Energy, Inc., convertible preferred units, 5.279% 2023	4,300	219
Essential Utilities, Inc., convertible preferred units, 6.00% 2022	2,600	161
		1,192

Financials 0.10%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	411	494
KKR & Co. Inc., Series C, convertible preferred shares, 6.00%	6,980	421
		915
Information technology 0.07%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	450	640

Health care 0.07%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	291	379
Boston Scientific Corp., Series A, convertible preferred shares, 5.50% 2023	1,935	212
		591

Total convertible stocks (cost: $2,799,000)		3,338

Preferred securities 0.33%
Consumer discretionary 0.33%
MYT Holding LLC, Series A, preferred shares[7,11]	2,470,906	2,841

Total preferred securities (cost: $2,212,000)		2,841

Common stocks 4.07%
Health care 1.71%
Rotech Healthcare Inc.[7,8,11,12]	201,793	14,327
Advanz Pharma Corp. Ltd.[11,12]	80,350	354
Advanz Pharma Corp. Ltd.[11]	29,584	131
		14,812

Energy 0.84%
Denbury Inc.[11]	63,840	1,640
Oasis Petroleum Inc.[11]	43,838	1,625
Ascent Resources - Utica, LLC, Class A7,8,11,12	6,297,894	1,385
Weatherford International[11]	156,870	941
Tribune Resources, LLC[7,8,11]	1,006,339	916
California Resources Corp.[11]	17,202	406
Whiting Petroleum Corp.[11]	12,063	302
McDermott International, Inc.[11]	107,875	87

214	American Funds Insurance Series

High-Income Bond Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Mesquite Energy, Inc.[7,8,11]	3,557	$21
Tapstone Energy, LLC[1,7,8,11]	14,603	—	[9]
Sable Permian Resources, LLC, units[7,8,11]	15,816,020	—	[9]
		7,323

Industrials 0.81%
Associated Materials Group Inc.[7,8,11]	949,277	5,961
ACR III LSC Holdings LLC[7,8,11]	1,061	1,098
		7,059

Consumer discretionary 0.37%
MYT Holding Co., Class B7,11	608,846	1,644
NMG Parent LLC[7,11]	14,350	947
NMG Parent LLC[1,7,8,11]	1,615	75
Chewy, Inc., Class A11	3,070	276
Scientific Games Corp.[11]	6,000	249
		3,191

Materials 0.12%
Hexion Holdings Corp., Class B11	81,939	1,004

Information technology 0.10%
Snowflake Inc., Class A11	1,200	338
MoneyGram International, Inc.[11]	50,000	273
C3.ai, Inc., Class A11	1,800	250
		861

Financials 0.09%
Jonah Energy Parent LLC[7,8,11]	38,716	581
Navient Corp.	20,000	196
		777

Communication services 0.03%
iHeartMedia, Inc., Class A11	22,639	294

Total common stocks (cost: $41,154,000)		35,321

Rights & warrants 0.01%
Consumer discretionary 0.01%
NMG Parent LLC, warrants, expire 2027[7,11]	27,111	76

Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[7,8,11]	336,564	—	[9]
Tribune Resources, LLC, Class B, warrants, expire 2023[7,8,11]	261,772	—	[9]
Tribune Resources, LLC, Class C, warrants, expire 2023[7,8,11]	247,225	—	[9]
		—	[9]

Total rights & warrants (cost: $215,000)		76

American Funds Insurance Series	215

High-Income Bond Fund

Short-term securities 3.86%	Shares	Value (000)
Money market investments 3.86%
Capital Group Central Cash Fund 0.12%[13,14]	334,899	$33,493

Total short-term securities (cost: $33,489,000)		33,493

Total investment securities 98.60% (cost: $839,519,000)		855,465
Other assets less liabilities 1.40%		12,114

Net assets 100.00%		$867,579

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	24	March 2021	$(2,400)	$(3,753)	$8
10 Year U.S. Treasury Note Futures	Short	82	March 2021	(8,200)	(11,322)	(27)

						$(19)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$15,200	$(372)	$(379)	$7
CDX.NA.HY.35	5.00%/Quarterly	12/20/2025	20,525	(1,911)	(1,183)	(728)

					$(1,562)	$(721)

Investments in affiliates14

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Netrealized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 3.86%
Money market investments 3.86%
Capital Group Central Cash Fund 0.12%[13]	$39,112	$330,467	$336,030	$73	$(129)	$33,493	$227

216	American Funds Insurance Series

High-Income Bond Fund

[1]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $517,886,000, which represented 59.69% of the net assets of the fund.

[2]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $37,070,000, which represented 4.27% of the net assets of the fund.

[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[4]	Scheduled interest and/or principal payment was not received.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[6]	Step bond; coupon rate may change at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $34,321,000, which represented 3.96% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Amount less than one thousand.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Security did not produce income during the last 12 months.
[12]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

[13]	Rate represents the seven-day yield at 12/31/2020.
[14]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$4,331	$14,327	1.65%
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,385	.16
Advanz Pharma Corp. Ltd.	8/31/2018	1,017	354	.04

Total private placement securities		$5,650	$16,066	1.85%

Key to abbreviations and symbols

Auth. = Authority

£ = British pounds

€ = Euros

LIBOR = London Interbank Offered Rate

Rev. = Revenue

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	217

American Funds Mortgage Fund (formerly Mortgage Fund)

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 78.54%	Principal amount (000)		Value (000)
Mortgage-backed obligations 68.70%
Federal agency mortgage-backed obligations 64.32%
Fannie Mae Pool #AS7638 2.50% 2031[1]	$1,073		$1,120
Fannie Mae Pool #695412 5.00% 2033[1]	—	[2]	—	[2]
Fannie Mae Pool #AD3566 5.00% 2035[1]	2		2
Fannie Mae Pool #MA4228 1.50% 2036[1]	80		82
Fannie Mae Pool #256583 5.00% 2036[1,3]	35		37
Fannie Mae Pool #889101 2.125% 2038[1,4]	35		36
Fannie Mae Pool #964279 2.633% 2038[1,4]	32		32
Fannie Mae Pool #964708 2.765% 2038[1,4]	4		4
Fannie Mae Pool #AC0794 5.00% 2039[1]	10		11
Fannie Mae Pool #931768 5.00% 2039[1]	2		2
Fannie Mae Pool #AL9335 2.604% 2040[1,4]	1,327		1,389
Fannie Mae Pool #932606 5.00% 2040[1]	5		6
Fannie Mae Pool #AL9327 3.122% 2041[1,4]	1,241		1,302
Fannie Mae Pool #AL9326 3.302% 2041[1,4]	1,704		1,788
Fannie Mae Pool #AJ1873 4.00% 2041[1]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[1]	11		13
Fannie Mae Pool #AE1274 5.00% 2041[1]	9		10
Fannie Mae Pool #AE1277 5.00% 2041[1]	5		6
Fannie Mae Pool #AE1283 5.00% 2041[1]	3		4
Fannie Mae Pool #AP7553 3.00% 2042[1]	402		430
Fannie Mae Pool #AE1290 5.00% 2042[1]	6		7
Fannie Mae Pool #AL3829 3.50% 2043[1]	64		70
Fannie Mae Pool #AT7161 3.50% 2043[1]	29		31
Fannie Mae Pool #AR1512 3.50% 2043[1]	14		15
Fannie Mae Pool #AT0412 3.50% 2043[1]	7		8
Fannie Mae Pool #AT3954 3.50% 2043[1]	4		4
Fannie Mae Pool #AT0300 3.50% 2043[1]	3		3
Fannie Mae Pool #AY1829 3.50% 2044[1]	5		6
Fannie Mae Pool #AW8240 3.50% 2044[1]	1		1
Fannie Mae Pool #BE5017 3.50% 2045[1]	36		39
Fannie Mae Pool #BE5009 3.50% 2045[1]	29		31
Fannie Mae Pool #BE8740 3.50% 2047[1]	33		36
Fannie Mae Pool #BE8742 3.50% 2047[1]	10		11
Fannie Mae Pool #BH2848 3.50% 2047[1]	5		5
Fannie Mae Pool #BH2847 3.50% 2047[1]	3		4
Fannie Mae Pool #BH2846 3.50% 2047[1]	4		4
Fannie Mae Pool #BJ5015 4.00% 2047[1]	79		87
Fannie Mae Pool #BH3122 4.00% 2047[1]	3		3
Fannie Mae Pool #BM4488 3.398% 2048[1,4]	892		928
Fannie Mae Pool #BJ4901 3.50% 2048[1]	23		25
Fannie Mae Pool #CA2850 4.00% 2048[1]	91		102
Fannie Mae Pool #BK6840 4.00% 2048[1]	51		55
Fannie Mae Pool #BK5232 4.00% 2048[1]	40		44
Fannie Mae Pool #BK9743 4.00% 2048[1]	14		15
Fannie Mae Pool #BK7665 4.50% 2048[1]	336		373
Fannie Mae Pool #BK0951 4.50% 2048[1]	257		288
Fannie Mae Pool #CA2205 4.50% 2048[1]	67		72
Fannie Mae Pool #BK9761 4.50% 2048[1]	14		15
Fannie Mae Pool #CA4867 3.00% 2049[1,3]	4,614		5,010
Fannie Mae Pool #CA4151 3.50% 2049[1]	318		350
Fannie Mae Pool #BJ8411 3.50% 2049[1]	67		73
Fannie Mae Pool #BJ8402 3.53% 2049[1,4]	178		185
Fannie Mae Pool #CA5496 3.00% 2050[1]	9,365		10,214
Fannie Mae Pool #MA4256 2.50% 2051[1]	7		7
Freddie Mac Pool #A18781 5.00% 2034[1,3]	907		1,049
Freddie Mac Pool #SB8083 1.50% 2036[1]	1,256		1,293
Freddie Mac Pool #C91883 4.00% 2036[1]	3,471		3,792
Freddie Mac Pool #840222 2.803% 2040[1,4]	363		382
Freddie Mac Pool #Q18236 3.50% 2043[1]	29		31
Freddie Mac Pool #Q19133 3.50% 2043[1]	18		20
Freddie Mac Pool #Q17696 3.50% 2043[1]	16		18

218	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #Q15874 4.00% 2043[1]	$2	$2
Freddie Mac Pool #760012 3.097% 2045[1,4]	83	86
Freddie Mac Pool #760014 3.116% 2045[1,4]	788	823
Freddie Mac Pool #760013 3.162% 2045[1,4]	46	48
Freddie Mac Pool #760015 2.849% 2047[1,4]	140	145
Freddie Mac Pool #Q52069 3.50% 2047[1]	48	52
Freddie Mac Pool #Q47615 3.50% 2047[1]	33	36
Freddie Mac Pool #Q55056 3.50% 2048[1]	60	65
Freddie Mac Pool #Q54709 3.50% 2048[1]	36	39
Freddie Mac Pool #Q54701 3.50% 2048[1]	34	37
Freddie Mac Pool #Q54782 3.50% 2048[1]	30	32
Freddie Mac Pool #Q54781 3.50% 2048[1]	27	30
Freddie Mac Pool #Q54700 3.50% 2048[1]	26	29
Freddie Mac Pool #Q55060 3.50% 2048[1]	19	20
Freddie Mac Pool #Q56591 3.50% 2048[1]	18	19
Freddie Mac Pool #Q56590 3.50% 2048[1]	17	18
Freddie Mac Pool #Q56589 3.50% 2048[1]	16	17
Freddie Mac Pool #Q54698 3.50% 2048[1]	14	15
Freddie Mac Pool #Q54699 3.50% 2048[1]	13	14
Freddie Mac Pool #Q54831 3.50% 2048[1]	9	10
Freddie Mac Pool #G67711 4.00% 2048[1]	440	486
Freddie Mac Pool #Q56599 4.00% 2048[1]	57	63
Freddie Mac Pool #Q56175 4.00% 2048[1]	43	47
Freddie Mac Pool #Q55971 4.00% 2048[1]	38	42
Freddie Mac Pool #Q55970 4.00% 2048[1]	19	21
Freddie Mac Pool #Q58411 4.50% 2048[1]	116	129
Freddie Mac Pool #Q58436 4.50% 2048[1]	52	59
Freddie Mac Pool #Q58378 4.50% 2048[1]	43	48
Freddie Mac Pool #Q57242 4.50% 2048[1]	31	34
Freddie Mac Pool #RA1339 3.00% 2049[1]	3,063	3,282
Freddie Mac Pool #RA1463 3.50% 2049[1]	216	238
Freddie Mac Pool #QA2748 3.50% 2049[1]	29	32
Freddie Mac Pool #SD7514 3.50% 2050[1,3]	10,578	11,378
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[1]	1,746	1,850
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	5,026
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,4]	900	1,096
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,257	1,348
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]	1,260	1,324
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]	1,032	1,084
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	136	149
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	722	783
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]	4,576	4,990
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	2,640	2,861
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	2,020	2,205
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	1,097	1,198
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	42	46
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	27	30
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	5,765	6,099
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,608	1,692
Government National Mortgage Assn. 2.00% 2051[1,5]	18,325	19,101
Government National Mortgage Assn. 2.50% 2051[1,5]	4,750	5,009
Government National Mortgage Assn. 3.00% 2051[1,5]	150	157
Government National Mortgage Assn. 3.50% 2051[1,5]	19	20
Government National Mortgage Assn. 3.50% 2051[1,5]	18	20
Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]	988	1,062
Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]	663	714
Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]	624	671
Government National Mortgage Assn. Pool #004410 4.00% 2039[1]	60	62
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	134	155

American Funds Insurance Series	219

American Funds Mortgage Fund (formerly Mortgage Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004823 4.00% 2040[1]	$141	$146
Government National Mortgage Assn. Pool #005142 4.50% 2041[1]	29	31
Government National Mortgage Assn. Pool #005104 5.00% 2041[1]	553	608
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	145	167
Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]	243	252
Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]	210	217
Government National Mortgage Assn. Pool #AA5526 3.50% 2042[1]	143	151
Government National Mortgage Assn. Pool #AA7301 3.50% 2043[1]	1,338	1,493
Government National Mortgage Assn. Pool #AD7278 3.50% 2043[1,3]	1,043	1,120
Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]	237	251
Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]	96	102
Government National Mortgage Assn. Pool #AH5882 3.75% 2044[1]	532	587
Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]	1,444	1,631
Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	463	487
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	783	847
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	336	362
Government National Mortgage Assn. Pool #AO0409 4.55% 2065[1]	218	237
Government National Mortgage Assn. Pool #AO0461 4.562% 2065[1]	118	128
Government National Mortgage Assn. Pool #AN1825 4.573% 2065[1]	375	407
Government National Mortgage Assn. Pool #AO0385 4.502% 2066[1]	836	920
Government National Mortgage Assn. Pool #725897 5.20% 2066[1]	4	4
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	23,863	24,519
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	12,400	12,735
Uniform Mortgage-Backed Security 2.00% 2036[1,5]	10,700	11,175
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	12,555	12,997
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	9,663	10,019
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	280	295
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	211	221
Uniform Mortgage-Backed Security 3.00% 2051[1,5]	3,656	3,833
Uniform Mortgage-Backed Security 3.50% 2051[1,5]	5,206	5,511
Uniform Mortgage-Backed Security 4.00% 2051[1,5]	77	82
Uniform Mortgage-Backed Security 4.50% 2051[1,5]	6,348	6,889
		205,560

Collateralized mortgage-backed obligations (privately originated) 3.68%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,4,6]	464	472
Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 2029[1,4,6]	221	223
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]	726	727
Cascade Funding Mortgage Trust, Series 2020-HB3, Class A, 2.812% 2030[1,4,6]	921	930
Cascade Funding Mortgage Trust, Series 2020-HBA, Class A, 3.405% 2030[1,4,6]	217	220
Finance of America HECM Buyout, Series 2020-HB1, Class A, 2.012% 2030[1,4,6]	449	453
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[1,4,6]	534	557
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[1,4,6]	750	751
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.996% 2053[1,4,6]	583	584
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[1,4,6]	809	811
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[1,4,6]	500	501
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[1,4,6]	750	756
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[1,4,6]	268	269
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[1,4,6]	347	347
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[1,4,6]	314	324
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,6]	806	811
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718% 2060[1,4,6]	395	403
Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[1,4,6]	750	751
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]	435	444

220	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.748% 2057[1,4,6]	$32	$32
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[1,4,6]	118	122
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,4,6]	87	90
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,4,6]	72	74
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,4,6]	78	78
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,4,6]	185	194
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,6]	721	739
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	93	94
		11,757

Commercial mortgage-backed securities 0.70%
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,4,6,7]	2,250	2,250

Total mortgage-backed obligations		219,567

U.S. Treasury bonds & notes 8.02%
U.S. Treasury 6.74%
U.S. Treasury 0.375% 2025	200	200
U.S. Treasury 0.625% 2030	2,000	1,949
U.S. Treasury 1.25% 2050	6,655	6,036
U.S. Treasury 1.375% 2050	6,150	5,755
U.S. Treasury 1.625% 2050	7,640	7,604
		21,544

U.S. Treasury inflation-protected securities 1.28%
U.S. Treasury Inflation-Protected Security 2.125% 2041[8]	131	205
U.S. Treasury Inflation-Protected Security 0.75% 2042[3,8]	1,640	2,091
U.S. Treasury Inflation-Protected Security 1.00% 2049[8]	1,268	1,788
		4,084

Total U.S. Treasury bonds & notes		25,628

Asset-backed obligations 1.73%
American Express Credit Account Master Trust, Series 2018-3, Class A, 0.479% 2025[1,4]	210	211
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]	635	648
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,6]	105	106
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[1,6]	30	30
Dryden Senior Loan Fund, Series 2014-33A, Class AR3, CLO, (3-month USD-LIBOR + 1.00%) 1.237% 2029[1,4,6]	250	250
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]	1,000	1,022
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[1,6]	879	885
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[1]	1,000	1,032
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A2B, 1.203% 2023[1,4]	116	117
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.49% 2024[1]	74	76
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[1,4,6]	128	131
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.188% 2027[1,4,6]	587	586
Palmer Square Ltd., Series 2015-1A, Class A1R3, (3-month USD-LIBOR + 1.00%) 1.245% 2029[1,4,6]	330	330
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 1.267% 2025[1,4,6]	122	122
		5,546

American Funds Insurance Series	221

American Funds Mortgage Fund (formerly Mortgage Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.09%
Fannie Mae 0.875% 2030	$300	$294

Total bonds, notes & other debt instruments (cost: $246,328,000)		251,035

Short-term securities 44.24%
Commercial paper 27.57%
Army and Air Force Exchange Service 0.11% due 1/7/2021[6]	8,300	8,299
Atlantic Asset Securitization LLC 0.16% due 1/11/2021[6]	6,600	6,600
Chariot Funding, LLC 0.16% due 1/11/2021[6]	5,000	5,000
CHARTA, LLC 0.17% due 1/19/2021[6]	8,000	7,999
Chevron Corp. 0.11% due 2/1/2021[6]	8,000	7,999
Emerson Electric Co. 0.11%–0.12% due 1/22/2021–2/22/2021[6]	7,804	7,803
ExxonMobil Corp. 0.10%–0.13% due 1/27/2021–2/22/2021	9,000	8,999
Johnson & Johnson 0% due 6/1/2021[6]	4,000	3,998
Kaiser Foundation Hospitals 0% due 5/4/2021	8,027	8,019
National Rural Utilities Cooperative Finance Corp. 0.12% due 2/4/2021	5,000	4,999
Old Line Funding, LLC 0.15% due 1/7/2021[6]	7,900	7,900
Paccar Financial Corp. 0.11%–0.12% due 1/11/2021–2/9/2021	9,000	8,999
Regents of the University of California 0.17% due 2/18/2021	1,500	1,500
		88,114

Federal agency bills & notes 16.67%
Federal Farm Credit Banks 0.07%–0.10% due 1/20/2021–5/12/2021	23,100	23,092
Federal Home Loan Bank 0.07%–0.09% due 1/4/2021–3/5/2021	30,200	30,198
		53,290
Total short-term securities (cost: $141,410,000)		141,404

Total investment securities 122.78% (cost: $387,738,000)		392,439
Other assets less liabilities (22.78)%		(72,820)

Net assets 100.00%		$319,619

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 12/31/2020[10] (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)

90 Day Euro Dollar Futures	Short	123	March 2021	$(30,750)	$(30,698)	$(15)
5 Year U.S. Treasury Note Futures	Long	7	April 2021	700	883	1
10 Year U.S. Treasury Note Futures	Long	23	March 2021	2,300	3,176	5
10 Year Ultra U.S. Treasury Note Futures	Short	122	March 2021	(12,200)	(19,076)	44
20 Year U.S. Treasury Bond Futures	Long	4	March 2021	400	693	(6)
30 Year Ultra U.S. Treasury Bond Futures	Short	3	March 2021	(300)	(640)	4

						$33

222	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)

3-month USD-LIBOR	0.243%	5/2/2024	$33,400	$18	$22	$(4)
U.S. EFFR	0.11%	5/18/2024	9,400	11	—	11
U.S. EFFR	0.1275%	6/25/2025	4,400	17	—	17
U.S. EFFR	0.105%	6/30/2025	4,300	22	—	22
U.S. EFFR	0.0975%	6/30/2025	2,387	13	—	13
U.S. EFFR	0.106%	6/30/2025	1,913	9	—	9
3-month USD-LIBOR	0.32%	9/23/2025	3,600	13	—	13
3-month USD-LIBOR	0.81%	7/28/2045	5,700	696	16	680
3-month USD-LIBOR	0.811%	7/27/2050	3,000	453	—	453

					$38	$1,214

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,200,000, which represented .69% of the net assets of the fund.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,621,000, which represented 23.03% of the net assets of the fund.

[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $2,250,000, which represented .70% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	223

Ultra-Short Bond Fund

Investment portfolio December 31, 2020

Short-term securities 99.10%	Principal amount (000)	Value (000)
Commercial paper 71.47%
Alberta (Province of) 0.16% due 1/15/2021[1]	$3,000	$3,000
Alberta (Province of) 0.16% due 2/8/2021[1]	6,700	6,699
Apple Inc. 0.12% due 1/8/2021[1]	10,000	10,000
Army and Air Force Exchange Service 0.10% due 1/8/2021[1]	10,000	9,999
Bank of Nova Scotia 0.20% due 1/26/2021[1]	8,000	7,999
British Columbia (Province of) 0.10% due 1/7/2021	8,600	8,600
Caisse d’Amortissement de la Dette Sociale 0.17% due 1/20/2021	10,000	9,999
Canadian Imperial Bank of Commerce 0.17% due 1/13/2021[1]	8,300	8,300
Chariot Funding, LLC 0.16% due 1/6/2021[1]	10,000	10,000
CHARTA, LLC 0.16% due 1/6/2021[1]	10,000	10,000
DBS Bank Ltd. 0.19% due 1/4/2021[1]	10,000	10,000
Denmark (Kingdom of) 0.13% due 1/25/2021	10,000	9,999
Emerson Electric Co. 0.11% due 2/2/2021[1]	7,000	6,999
Equinor ASA 0.17% due 2/23/2021[1]	7,500	7,498
European Investment Bank 0.14% due 1/21/2021	9,500	9,499
ExxonMobil Corp. 0.09% due 1/22/2021	4,100	4,100
Fairway Finance Company, LLC 0.15% due 1/21/2021[1]	3,700	3,700
FMS Wertmanagement 0.21% due 3/10/2021[1]	8,000	7,997
L’Oréal USA, Inc. 0.08% due 1/19/2021[1]	2,800	2,800
LVMH Moët Hennessy Louis Vuitton Inc. 0.21% due 3/22/2021[1]	9,500	9,496
Merck & Co. Inc. 0.09% due 2/9/2021[1]	10,000	9,999
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/7/2021	9,000	9,000
NRW.Bank 0.15% due 1/6/2021[1]	5,000	5,000
OMERS Finance Trust 0.13% due 1/5/2021	9,000	9,000
Paccar Financial Corp. 0.10% due 1/13/2021	3,500	3,500
Paccar Financial Corp. 0.11% due 1/14/2021	2,500	2,500
Shell International Finance BV 0.20% due 5/25/2021[1]	7,000	6,994
Siemens Capital Co. LLC 0.11% due 1/5/2021[1]	4,000	4,000
Sumitomo Mitsui Banking Corp. 0.21% due 2/23/2021[1]	7,500	7,498
Thunder Bay Funding, LLC 0.17% due 1/25/2021[1]	10,000	9,999
Toronto-Dominion Bank 0.21% due 1/28/2021[1]	10,000	9,999
Total Capital Canada Ltd. 0.19% due 2/17/2021[1]	5,700	5,699
Total Capital Canada Ltd. 0.19% due 2/23/2021[1]	4,000	3,999
Toyota Industries Commercial Finance, Inc. 0.16% due 1/15/2021[1]	9,698	9,698
Unilever Capital Corp. 0.12% due 1/26/2021[1]	5,000	5,000
Victory Receivables Corp. 0.19% due 2/22/2021[1]	10,000	9,997
		268,566

Federal agency bills & notes 16.21%
Federal Farm Credit Banks 0.07% due 1/20/2021	5,000	5,000
Federal Farm Credit Banks 0.08% due 5/14/2021	5,000	4,998
Federal Home Loan Bank 0.09% due 1/6/2021	6,700	6,700
Federal Home Loan Bank 0.07% due 1/22/2021	8,000	8,000
Federal Home Loan Bank 0.10% due 1/27/2021	10,000	9,999
Federal Home Loan Bank 0.08% due 2/5/2021	5,000	5,000
Federal Home Loan Bank 0.08% due 2/8/2021	9,700	9,699
Federal Home Loan Bank 0.08% due 2/10/2021	11,500	11,499
		60,895

224	American Funds Insurance Series

Ultra-Short Bond Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury bills 11.42%
U.S. Treasury 0.09% due 1/5/2021	$6,600	$6,600
U.S. Treasury 0.09% due 2/4/2021	11,600	11,599
U.S. Treasury 0.09% due 2/16/2021	8,000	8,000
U.S. Treasury 0.09% due 3/4/2021	2,800	2,799
U.S. Treasury 0.09% due 3/9/2021	3,800	3,800
U.S. Treasury 0.10% due 4/13/2021	10,100	10,098
		42,896

Total short-term securities (cost: $372,351,000)		372,357

Total investment securities 99.10% (cost: $372,351,000)		372,357
Other assets less liabilities 0.90%		3,392

Net assets 100.00%		$375,749

[1]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $202,368,000, which represented 53.86% of the net assets of the fund.

See notes to financial statements.

American Funds Insurance Series	225

U.S. Government/AAA-Rated Securities Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 81.82%	Principal amount (000)	Value (000)
Mortgage-backed obligations 35.15%
Federal agency mortgage-backed obligations 35.10%
Fannie Mae Pool #257104 6.50% 2028[1]	$97	$108
Fannie Mae Pool #695412 5.00% 2033[1]	1	1
Fannie Mae Pool #AD3566 5.00% 2035[1]	8	9
Fannie Mae Pool #MA4228 1.50% 2036[1]	24,617	25,343
Fannie Mae Pool #MA4229 2.00% 2036[1]	1,731	1,811
Fannie Mae Pool #MA2746 4.00% 2036[1]	2,283	2,487
Fannie Mae Pool #MA2588 4.00% 2036[1]	1,234	1,344
Fannie Mae Pool #256860 6.50% 2037[1]	20	23
Fannie Mae Pool #888698 7.00% 2037[1]	44	51
Fannie Mae Pool #256828 7.00% 2037[1]	4	5
Fannie Mae Pool #970343 6.00% 2038[1]	15	16
Fannie Mae Pool #AC0794 5.00% 2039[1]	38	44
Fannie Mae Pool #931768 5.00% 2039[1]	6	8
Fannie Mae Pool #932606 5.00% 2040[1]	20	23
Fannie Mae Pool #AJ1873 4.00% 2041[1]	29	33
Fannie Mae Pool #AI1862 5.00% 2041[1]	613	713
Fannie Mae Pool #AI3510 5.00% 2041[1]	361	419
Fannie Mae Pool #AJ0704 5.00% 2041[1]	327	380
Fannie Mae Pool #AJ5391 5.00% 2041[1]	187	216
Fannie Mae Pool #AE1248 5.00% 2041[1]	45	52
Fannie Mae Pool #AE1274 5.00% 2041[1]	36	42
Fannie Mae Pool #AE1277 5.00% 2041[1]	21	24
Fannie Mae Pool #AE1283 5.00% 2041[1]	13	14
Fannie Mae Pool #AP7553 3.00% 2042[1]	3,453	3,695
Fannie Mae Pool #AE1290 5.00% 2042[1]	25	29
Fannie Mae Pool #AL3829 3.50% 2043[1]	257	281
Fannie Mae Pool #AT7161 3.50% 2043[1]	114	124
Fannie Mae Pool #AR1512 3.50% 2043[1]	55	60
Fannie Mae Pool #AT0412 3.50% 2043[1]	28	30
Fannie Mae Pool #AT3954 3.50% 2043[1]	15	16
Fannie Mae Pool #AT0300 3.50% 2043[1]	12	12
Fannie Mae Pool #BM6240 2.754% 2044[1,2]	810	846
Fannie Mae Pool #AY1829 3.50% 2044[1]	20	22
Fannie Mae Pool #AW8240 3.50% 2044[1]	4	4
Fannie Mae Pool #BE5017 3.50% 2045[1]	142	155
Fannie Mae Pool #BE5009 3.50% 2045[1]	115	124
Fannie Mae Pool #MA3120 3.50% 2047[1]	5,723	6,075
Fannie Mae Pool #BE8740 3.50% 2047[1]	132	144
Fannie Mae Pool #BE8742 3.50% 2047[1]	39	43
Fannie Mae Pool #BH2848 3.50% 2047[1]	20	22
Fannie Mae Pool #BH2846 3.50% 2047[1]	16	17
Fannie Mae Pool #BH2847 3.50% 2047[1]	13	14
Fannie Mae Pool #BJ5015 4.00% 2047[1]	315	347
Fannie Mae Pool #BH2597 4.00% 2047[1]	10	11
Fannie Mae Pool #BH3122 4.00% 2047[1]	10	11
Fannie Mae Pool #BM3788 3.50% 2048[1]	8,392	9,169
Fannie Mae Pool #FM3164 3.50% 2048[1]	4,066	4,291
Fannie Mae Pool #BJ4901 3.50% 2048[1]	91	99
Fannie Mae Pool #CA2850 4.00% 2048[1]	363	406
Fannie Mae Pool #BK6840 4.00% 2048[1]	202	222
Fannie Mae Pool #BK5232 4.00% 2048[1]	162	178
Fannie Mae Pool #BK9743 4.00% 2048[1]	56	61
Fannie Mae Pool #MA3416 4.50% 2048[1]	4,016	4,361
Fannie Mae Pool #BK7665 4.50% 2048[1]	1,345	1,493
Fannie Mae Pool #BK0951 4.50% 2048[1]	1,027	1,150
Fannie Mae Pool #BK9761 4.50% 2048[1]	54	60
Fannie Mae Pool #CA1909 4.50% 2048[1]	49	53
Fannie Mae Pool #CA4151 3.50% 2049[1]	1,271	1,401
Fannie Mae Pool #FM1062 3.50% 2049[1]	774	853
Fannie Mae Pool #FM1443 3.50% 2049[1]	646	709
Fannie Mae Pool #BJ8411 3.50% 2049[1]	267	293

226	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA5229 3.00% 2050[1]	$27,582		$29,859
Fannie Mae Pool #FM2179 3.00% 2050[1]	10,829		11,643
Fannie Mae Pool #FM3834 4.50% 2050[1]	2,462		2,660
Fannie Mae Pool #MA4256 2.50% 2051[1]	11		12
Fannie Mae, Series 2001-4, Class NA, 9.011% 2025[1,2]	—	[3]	—	[3]
Fannie Mae, Series 2001-4, Class GA, 9.081% 2025[1,2]	—	[3]	—	[3]
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[1]	444		452
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[1]	460		470
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.128% 2023[1,2]	625		660
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[1,2]	1,292		1,397
Freddie Mac Pool #SB8083 1.50% 2036[1]	2,805		2,887
Freddie Mac Pool #SB8084 2.00% 2036[1]	996		1,042
Freddie Mac Pool #1H1354 2.442% 2036[1,2]	137		145
Freddie Mac Pool #C03518 5.00% 2040[1]	590		686
Freddie Mac Pool #G06459 5.00% 2041[1]	1,175		1,367
Freddie Mac Pool #Q18236 3.50% 2043[1]	115		125
Freddie Mac Pool #Q19133 3.50% 2043[1]	73		79
Freddie Mac Pool #Q17696 3.50% 2043[1]	64		70
Freddie Mac Pool #841039 3.54% 2043[1,2]	832		861
Freddie Mac Pool #Q23190 4.00% 2043[1]	277		308
Freddie Mac Pool #Q15874 4.00% 2043[1]	7		7
Freddie Mac Pool #Q28558 3.50% 2044[1]	345		378
Freddie Mac Pool #760014 3.116% 2045[1,2]	630		658
Freddie Mac Pool #Q52069 3.50% 2047[1]	192		209
Freddie Mac Pool #Q47615 3.50% 2047[1]	90		99
Freddie Mac Pool #ZM4352 3.50% 2047[1]	17		18
Freddie Mac Pool #Q55056 3.50% 2048[1]	239		259
Freddie Mac Pool #Q54709 3.50% 2048[1]	144		156
Freddie Mac Pool #Q54701 3.50% 2048[1]	135		147
Freddie Mac Pool #Q54782 3.50% 2048[1]	118		129
Freddie Mac Pool #Q54781 3.50% 2048[1]	110		120
Freddie Mac Pool #Q54700 3.50% 2048[1]	105		115
Freddie Mac Pool #Q55060 3.50% 2048[1]	74		80
Freddie Mac Pool #Q56591 3.50% 2048[1]	70		75
Freddie Mac Pool #Q56590 3.50% 2048[1]	67		73
Freddie Mac Pool #Q56589 3.50% 2048[1]	64		70
Freddie Mac Pool #Q54698 3.50% 2048[1]	55		61
Freddie Mac Pool #Q54699 3.50% 2048[1]	51		56
Freddie Mac Pool #Q54831 3.50% 2048[1]	38		42
Freddie Mac Pool #G67711 4.00% 2048[1]	2,642		2,914
Freddie Mac Pool #Q56599 4.00% 2048[1]	228		250
Freddie Mac Pool #Q56175 4.00% 2048[1]	171		188
Freddie Mac Pool #Q55971 4.00% 2048[1]	152		168
Freddie Mac Pool #Q56576 4.00% 2048[1]	118		126
Freddie Mac Pool #Q55970 4.00% 2048[1]	75		83
Freddie Mac Pool #Q58411 4.50% 2048[1]	464		516
Freddie Mac Pool #Q58436 4.50% 2048[1]	209		234
Freddie Mac Pool #Q58378 4.50% 2048[1]	174		191
Freddie Mac Pool #Q57242 4.50% 2048[1]	122		134
Freddie Mac Pool #ZT0522 4.50% 2048[1]	61		66
Freddie Mac Pool #ZS4774 4.50% 2048[1]	56		61
Freddie Mac Pool #RA1463 3.50% 2049[1]	864		953
Freddie Mac Pool #QA0284 3.50% 2049[1]	372		408
Freddie Mac Pool #RA1580 3.50% 2049[1]	299		332
Freddie Mac Pool #QA2748 3.50% 2049[1]	115		127
Freddie Mac Pool #RA2236 4.50% 2049[1]	733		796
Freddie Mac Pool #QA4453 4.50% 2049[1]	47		51
Freddie Mac Pool #QA8801 3.00% 2050[1]	16,922		18,221
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.559% 2023[1,2]	6		6
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[1]	202		206
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]	788		811

American Funds Insurance Series	227

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[1]	$200	$212
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[1,2]	2,565	2,757
Freddie Mac, Series K034, Class A2, Multi Family, 3.531% 2023[1]	2,745	2,955
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[1]	2,000	2,197
Freddie Mac, Series K038, Class A2, Multi Family, 3.389% 2024[1]	6,895	7,513
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[1]	1,080	1,243
Freddie Mac, Series K095, Class A1, Multi Family, 2.631% 2028[1]	518	566
Freddie Mac, Series K081, Class A2, Multi Family, 3.90% 2028[1,2]	4,200	5,055
Freddie Mac, Series K082, Class A2, Multi Family, 3.92% 2028[1,2]	3,300	3,985
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,2]	3,500	4,261
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	8,362	8,970
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]	7,932	8,337
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]	7,589	7,975
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]	2,298	2,466
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	447	491
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	2,367	2,567
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,2]	4,382	4,778
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	7,399	8,080
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	5,672	6,145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	2,723	2,973
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[1]	1,183	1,279
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]	4,700	5,122
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]	2,695	2,943
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]	1,400	1,522
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	1,005	1,097
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	589	648
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	5,350	5,708
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	33,151	35,072
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	7,871	8,284
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	9,710	10,277
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[1]	3,111	3,210
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[1]	535	555
Government National Mortgage Assn. 5.50% 2038[1]	162	185
Government National Mortgage Assn. 5.50% 2038[1]	46	51
Government National Mortgage Assn. 2.00% 2051[1,4]	11,627	12,139
Government National Mortgage Assn. 2.00% 2051[1,4]	9,780	10,194
Government National Mortgage Assn. 2.50% 2051[1,4]	460	485
Government National Mortgage Assn. 3.00% 2051[1,4]	800	837
Government National Mortgage Assn. 3.50% 2051[1,4]	22,750	24,105
Government National Mortgage Assn. 3.50% 2051[1,4]	22,662	23,998
Government National Mortgage Assn. Pool #699537 5.50% 2038[1]	94	105
Government National Mortgage Assn. Pool #700778 5.50% 2038[1]	25	29
Government National Mortgage Assn. Pool #782365 6.00% 2038[1]	149	179
Government National Mortgage Assn. Pool #004269 6.50% 2038[1]	260	305
Government National Mortgage Assn. Pool #698406 5.00% 2039[1]	317	359
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	134	155
Government National Mortgage Assn. Pool #783689 5.50% 2040[1]	3,959	4,560
Government National Mortgage Assn. Pool #783687 4.50% 2041[1]	880	952
Government National Mortgage Assn. Pool #783688 5.00% 2041[1]	1,546	1,743
Government National Mortgage Assn. Pool #MA0533 3.00% 2042[1]	32	35
Government National Mortgage Assn. Pool #MA1012 3.50% 2043[1]	1,119	1,223
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[1]	10,111	10,944
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	4,528	4,898
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	769	829
Government National Mortgage Assn. Pool #MA7052 2.50% 2050[1]	6,040	6,400
Uniform Mortgage-Backed Security 1.50% 2036[1,4]	119,476	122,702

228	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 1.50% 2036[1,4]	$89,298		$91,755
Uniform Mortgage-Backed Security 2.00% 2036[1,4]	70,158		73,272
Uniform Mortgage-Backed Security 2.00% 2051[1,4]	16,809		17,401
Uniform Mortgage-Backed Security 2.00% 2051[1,4]	9,414		9,761
Uniform Mortgage-Backed Security 2.50% 2051[1,4]	451		474
Uniform Mortgage-Backed Security 2.50% 2051[1,4]	339		357
Uniform Mortgage-Backed Security 3.00% 2051[1,4]	2		2
Uniform Mortgage-Backed Security 3.50% 2051[1,4]	20,663		21,871
			755,912

Collateralized mortgage-backed obligations 0.05%
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,050		1,063

Total mortgage-backed obligations			756,975

U.S. Treasury bonds & notes 30.83%
U.S. Treasury 24.25%
U.S. Treasury 1.375% 2022	3,100		3,142
U.S. Treasury 1.75% 2022	32,093		32,831
U.S. Treasury 2.125% 2023	—	[3]	—	[3]
U.S. Treasury 2.875% 2023	5,000		5,394
U.S. Treasury 0.25% 2025	65,000		64,801
U.S. Treasury 0.25% 2025	4,000		3,984
U.S. Treasury 0.375% 2025	10,000		10,013
U.S. Treasury 1.625% 2026	10,000		10,665
U.S. Treasury 0.50% 2027	5,314		5,280
U.S. Treasury 0.625% 2030	1,175		1,145
U.S. Treasury 1.125% 2040	10,750		10,176
U.S. Treasury 1.125% 2040	7,000		6,644
U.S. Treasury 2.50% 2046	5,400		6,453
U.S. Treasury 2.50% 2046	3,900		4,659
U.S. Treasury 2.875% 2046	2,700		3,450
U.S. Treasury 2.25% 2049[5]	25,700		29,416
U.S. Treasury 2.375% 2049	13,000		15,271
U.S. Treasury 2.875% 2049[5]	26,000		33,565
U.S. Treasury 3.00% 2049[5]	22,500		29,670
U.S. Treasury 1.25% 2050[5]	46,500		42,173
U.S. Treasury 1.375% 2050[5]	100,000		93,575
U.S. Treasury 1.625% 2050[5]	110,500		109,973
			522,280

U.S. Treasury inflation-protected securities 6.58%
U.S. Treasury Inflation-Protected Security 0.125% 2021[6]	65,918		66,164
U.S. Treasury Inflation-Protected Security 0.125% 2022[6]	6,097		6,209
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	27,420		30,761
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	6,222		6,940
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	369		579
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	15,199		19,375
U.S. Treasury Inflation-Protected Security 1.00% 2049[6]	8,278		11,674
			141,702

Total U.S. Treasury bonds & notes			663,982

Federal agency bonds & notes 15.84%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	483		508
Fannie Mae 1.25% 2021	2,900		2,921
Fannie Mae 2.875% 2023	36,000		38,605
Fannie Mae 0.625% 2025	10,000		10,116

American Funds Insurance Series	229

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
Fannie Mae 0.75% 2027	$2,900	$2,916
Fannie Mae 0.875% 2030	8,600	8,438
Fannie Mae 7.125% 2030	2,000	3,059
Federal Farm Credit Banks 0.375% 2022	1,500	1,505
Federal Home Loan Bank 3.375% 2023	16,715	18,125
Federal Home Loan Bank 3.25% 2028	6,500	7,745
Federal Home Loan Bank 5.50% 2036	300	464
Freddie Mac 2.375% 2021	40,000	40,108
Private Export Funding Corp. 3.266% 2021[7]	34,000	34,886
Private Export Funding Corp. 3.55% 2024	3,190	3,500
Small Business Administration, Series 2001-20F, 6.44% 2021	7	7
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,117
Tennessee Valley Authority 0.75% 2025	1,800	1,828
Tennessee Valley Authority 2.875% 2027	5,000	5,639
Tennessee Valley Authority 4.65% 2035	1,780	2,472
Tennessee Valley Authority 5.88% 2036	875	1,340
Tennessee Valley Authority, Series A, 4.625% 2060	250	391
TVA Southaven 3.846% 2033	1,112	1,214
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	3,370	3,439
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	41,500	42,998
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	14,779	16,354
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	2,669	3,168
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	1,500	1,513
U.S. Agency for International Development, Ukraine 1.471% 2021	2,210	2,234
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	3,750	3,799
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	6,000	6,212
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	1,500	1,599
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	2,250	2,455
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	2,640	2,892
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	2,625	2,889
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	11,482	12,649
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	3,856	4,259
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	2,650	2,934
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	2,482	2,729
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	2,475	2,726
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	2,377	2,621
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,059	2,275
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	720
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032	833	994
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032	681	792
		341,155

Total bonds, notes & other debt instruments (cost: $1,717,324,000)		1,762,112

Short-term securities 33.97%
Commercial paper 25.22%
Amazon.com, Inc. 0.08% due 1/25/2021[7]	15,000	14,999
Apple Inc. 0.10%–0.11% due 1/21/2021–1/29/2021[7]	40,700	40,698
Army and Air Force Exchange Service 0.11% due 1/7/2021[7]	11,700	11,699
Atlantic Asset Securitization LLC 0.16% due 1/11/2021[7]	12,000	11,999
CAFCO, LLC 0.16% due 1/4/2021[7]	25,000	25,000
Chariot Funding, LLC 0.16%–0.20% due 1/11/2021–2/12/2021[7]	46,000	45,992
Chevron Corp. 0.08%–0.12% due 1/7/2021–2/26/2021[7]	46,800	46,794
CRC Funding, LLC 0.16%–0.17% due 1/4/2021–1/22/2021[7]	35,000	34,997
Emerson Electric Co. 0.12%–0.13% due 1/14/2021–1/26/2021[7]	52,650	52,647
ExxonMobil Corp. 0.12%–0.15% due 1/5/2021–2/17/2021	45,000	44,996

230	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Commercial paper (continued)
Johnson & Johnson 0.11% due 6/1/2021[7]	$26,000	$25,985
Kaiser Foundation Hospitals 0.18% due 5/4/2021	17,000	16,983
Merck & Co. Inc. 0.09%–0.12% due 1/22/2021–2/19/2021[7]	46,000	45,995
National Rural Utilities Cooperative Finance Corp. 0.12% due 2/4/2021	10,000	9,999
Paccar Financial Corp. 0.11%–0.12% due 1/19/2021–2/3/2021	33,500	33,498
PepsiCo Inc. 0.15% due 3/1/2021[7]	3,000	2,999
Pfizer Inc. 0.10% due 1/7/2021[7]	28,800	28,800
Regents of the University of California 0.17% due 2/18/2021	18,500	18,496
Sumitomo Mitsui Banking Corp. 0.15% due 2/3/2021[7]	30,500	30,496
		543,072

Federal agency bills & notes 8.29%
Federal Farm Credit Banks 0.07%–0.10% due 1/7/2021–5/5/2021	83,300	83,289
Federal Home Loan Bank 0.07%–0.09% due 1/4/2021–2/9/2021	95,200	95,195
		178,484

U.S. Treasury bills 0.46%
U.S. Treasury 0.09% due 1/14/2021	10,000	10,000

Total short-term securities (cost: $731,564,000)		731,556

Total investment securities 115.79% (cost: $2,448,888,000)		2,493,668
Other assets less liabilities (15.79)%		(340,011)

Net assets 100.00%		$2,153,657

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2020 (000) [9]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
30 Day Federal Funds Futures	Short	759	January 2021	$(316,275)	$(316,022)	$173
90 Day Euro Dollar Futures	Short	1,703	March 2021	(425,750)	(425,026)	(173)
2 Year U.S. Treasury Note Futures	Short	195	April 2021	(39,000)	(43,090)	(41)
5 Year U.S. Treasury Note Futures	Long	1,142	April 2021	114,200	144,079	307
10 Year U.S. Treasury Note Futures	Short	1,087	March 2021	(108,700)	(150,091)	(178)
10 Year Ultra U.S. Treasury Note Futures	Short	2,164	March 2021	(216,400)	(338,362)	755
20 Year U.S. Treasury Bond Futures	Long	214	March 2021	21,400	37,062	(336)
30 Year Ultra U.S. Treasury Bond Futures	Long	695	March 2021	69,500	148,426	(547)

						$(40)

American Funds Insurance Series	231

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2.5775%	U.S. EFFR	7/16/2022	$181,639	$4,629	$—	$4,629
1.2525%	U.S. EFFR	2/14/2023	156,941	3,951	—	3,951
U.S. EFFR	0.11%	5/18/2024	163,600	187	—	187
U.S. EFFR	0.1275%	6/25/2025	48,600	188	—	188
U.S. EFFR	0.126%	6/25/2025	20,100	79	—	79
U.S. EFFR	0.106%	6/30/2025	35,063	173	—	173
U.S. EFFR	0.105%	6/30/2025	28,500	142	—	142
U.S. EFFR	0.0975%	6/30/2025	15,429	82	—	82
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(2,059)	—	(2,059)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	1,613	—	1,613
2.908%	3-month USD-LIBOR	2/1/2028	16,000	1,611	—	1,611
2.925%	3-month USD-LIBOR	2/1/2028	12,800	1,300	—	1,300
2.92%	3-month USD-LIBOR	2/2/2028	12,200	1,236	—	1,236
U.S. EFFR	0.5385%	3/26/2030	49,000	658	—	658
0.913%	3-month USD-LIBOR	6/9/2030	31,000	93	—	93
U.S. EFFR	0.666%	11/19/2030	15,500	107	—	107
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(892)	—	(892)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(1,100)	—	(1,100)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(1,100)	—	(1,100)
0.833%	3-month USD-LIBOR	4/3/2040	15,800	(1,319)	—	(1,319)
3-month USD-LIBOR	0.81%	7/28/2045	87,600	10,704	(52)	10,756
0.8235%	3-month USD-LIBOR	4/24/2050	5,300	(776)	—	(776)
3-month USD-LIBOR	0.811%	7/27/2050	52,500	7,921	—	7,921

					$(52)	$27,480

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $22,183,000, which represented 1.03% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $453,986,000, which represented 21.08% of the net assets of the fund.

[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

232	American Funds Insurance Series

Managed Risk Growth Fund
Investment portfolio December 31, 2020

Growth funds 80.18%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,764,738	$452,559

Total growth funds (cost: $296,745,000)		452,559

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	7,142,308	84,922

Total fixed income funds (cost: $84,212,000)		84,922

Short-term securities 4.84%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	27,316,055	27,316

Total short-term securities (cost: $27,316,000)		27,316

Total investment securities 100.06% (cost: $408,273,000)		564,797
Other assets less liabilities (0.06)%		(351)

Net assets 100.00%		$564,446

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 12/31/2020[3] (000)	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	242	March 2021	$24,200	$30,532	$69

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80.18%
American Funds Insurance Series – Growth Fund, Class 1	$358,426	$260,676	$327,558	$49,300	$111,715	$452,559	$2,083	$9,098
Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	66,685	100,237	84,848	4,035	(1,187)	84,922	1,784	580
Total 95.22%				$53,335	$110,528	$537,481	$3,867	$9,678

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	233

Managed Risk International Fund
Investment portfolio December 31, 2020

Growth funds 80.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,742,124	$135,744

Total growth funds (cost: $102,112,000)		135,744

Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,142,314	25,472

Total fixed income funds (cost: $25,280,000)		25,472

Short-term securities 4.73%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	8,021,459	8,021

Total short-term securities (cost: $8,021,000)		8,021

Total investment securities 99.80% (cost: $135,413,000)		169,237
Other assets less liabilities 0.20%		332

Net assets 100.00%		$169,569

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 12/31/2020 [3] (000)	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	72	March 2021	$7,200	$9,084	$21

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80.05%
American Funds Insurance Series – International Fund, Class 1	$133,862	$72,083	$88,432	$(1,268)	$19,499	$135,744	$1,092	$—
Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	24,465	30,573	30,185	1,103	(484)	25,472	529	159

Total 95.07%				$(165)	$19,015	$161,216	$1,621	$159

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

234	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund
Investment portfolio December 31, 2020

Growth-and-income funds 80.10%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,891,981	$285,450

Total growth-and-income funds (cost: $223,384,000)		285,450

Fixed income funds 15.03%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,107,687	53,565

Total fixed income funds (cost: $54,284,000)		53,565

Short-term securities 4.92%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	17,540,474	17,540

Total short-term securities (cost: $17,540,000)		17,540

Total investment securities 100.05% (cost: $295,208,000)		356,555
Other assets less liabilities (0.05)%		(195)

Net assets 100.00%		$356,360

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 12/31/2020[3] (000)	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	167	March 2021	$16,700	$21,069	$38

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 80.10%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	$299,536	$237,327	$269,536	$(40,214)	$58,337	$285,450	$5,176	$3,353
Fixed income funds 15.03%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	53,524	87,643	90,377	4,226	(1,451)	53,565	1,038	976

Total 95.13%				$(35,988)	$56,886	$339,015	$6,214	$4,329

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	235

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2020

Growth-and-income funds 79.61%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	34,999,287	$1,938,260

Total growth-and-income funds (cost: $1,602,958,000)		1,938,260

Fixed income funds 14.94%
American Funds Insurance Series – Bond Fund, Class 1	30,589,705	363,712

Total fixed income funds (cost: $350,930,000)		363,712

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	114,850,821	114,851

Total short-term securities (cost: $114,851,000)		114,851

Options purchased 0.49%
Options purchased*		12,028

Total options purchased (cost: $44,381,000)		12,028

Total investment securities 99.76% (cost: $2,113,120,000)		2,428,851
Other assets less liabilities 0.24%		5,765

Net assets 100.00%		$2,434,616

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2020 (000)
S&P 500 Index	460	$1,728	$2,025.00	3/19/2021	$122
S&P 500 Index	965	3,625	2,050.00	3/19/2021	251
S&P 500 Index	9,680	36,359	2,075.00	3/19/2021	2,759
S&P 500 Index	750	2,817	2,100.00	3/19/2021	225
S&P 500 Index	120	451	2,175.00	3/19/2021	41
S&P 500 Index	200	751	2,325.00	6/18/2021	312
S&P 500 Index	275	1,033	2,350.00	6/18/2021	483
S&P 500 Index	625	2,347	2,375.00	6/18/2021	1,147
S&P 500 Index	1,980	7,437	2,400.00	6/18/2021	3,514
S&P 500 Index	1,285	4,826	2,425.00	6/18/2021	2,397
S&P 500 Index	55	207	2,475.00	6/18/2021	113
S&P 500 Index	130	488	2,325.00	9/17/2021	367
S&P 500 Index	100	376	2,350.00	9/17/2021	297

					$12,028

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 12/31/2020[3] (000)	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	1,167	March 2021	$116,700	$147,234	$341
S&P 500 E-mini Index Contracts	Long	601	March 2021	30	112,651	2,637

						$2,978

236	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.61%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,841,827	$536,730	$621,211	$8,083	$172,831	$1,938,260	$27,764	$46,619
Fixed income funds 14.94%
American Funds Insurance Series – Bond Fund, Class 1	337,186	271,155	261,381	23,965	(7,213)	363,712	7,976	3,178

Total 94.55%				$32,048	$165,618	$2,301,972	$35,740	$49,797

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	237

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2020

Asset allocation funds 95.25%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	99,876,172	$2,646,718

Total asset allocation funds (cost: $2,242,813,000)		2,646,718

Short-term securities 4.82%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	133,963,576	133,964

Total short-term securities (cost: $133,964,000)		133,964

Total investment securities 100.07% (cost: $2,376,777,000)		2,780,682
Other assets less liabilities (0.07)%		(1,911)

Net assets 100.00%		$2,778,771

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 12/31/2020[3] (000)	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	1,187	March 2021	$118,700	$149,757	$358

Investments in affiliates4

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.25%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,704,731	$748,623	$1,032,662	$65,756	$160,270	$2,646,718	$46,786	$11,668

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

238	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2020	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$8,155,602	$5,335,230	$37,254,039	$10,135,728	$3,998,276
Affiliated issuers	125,696	60,433	1,623,691	523,844	224,497
Cash	50	3,005	210	41	2,018
Cash collateral received for securities on loan	2,031	7,971	756	1,553	1,558
Cash collateral pledged for futures contracts	—	—	—	—	85
Cash denominated in currencies other than U.S. dollars	2,207	97	3,164	2,778	304
Unrealized appreciation on open forward currency contracts	—	—	—	309	—
Receivables for:
Sales of investments	—	238	150,761	3,290	10,960
Sales of fund’s shares	1,566	2,116	16,007	1,802	37,379
Dividends and interest	10,576	1,569	18,278	9,735	3,890
Variation margin on futures contracts	—	—	—	—	8
Securities lending income	22	278	4	19	24
Other	494	—	81	141	1,813

	8,298,244	5,410,937	39,066,991	10,679,240	4,280,812

Liabilities:
Collateral for securities on loan	20,305	79,709	7,559	15,528	15,578
Unrealized depreciation on open forward currency contracts	—	—	—	395	54
Payables for:
Purchases of investments	24	1,561	1,824	1,556	215
Repurchases of fund’s shares	23,218	6,758	114,829	37,500	3,100
Investment advisory services	3,454	3,020	10,027	4,312	1,758
Insurance administrative fees	311	150	1,347	249	468
Services provided by related parties	1,221	734	5,719	1,278	487
Trustees’ deferred compensation	88	59	528	205	42
Variation margin on futures contracts	—	—	—	—	2
Non-U.S. taxes	8,523	6,043	1,032	27,099	15,804
Other	130	162	82	260	151

	57,274	98,196	142,947	88,382	37,659

Net assets at December 31, 2020	$8,240,970	$5,312,741	$38,924,044	$10,590,858	$4,243,153

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,464,639	$2,848,920	$12,646,186	$7,030,548	$2,476,998
Total distributable earnings	4,776,331	2,463,821	26,277,858	3,560,310	1,766,155

Net assets at December 31, 2020	$8,240,970	$5,312,741	$38,924,044	$10,590,858	$4,243,153

Investment securities on loan, at value	$21,446	$77,648	$7,302	$83,899	$18,411
Investment securities, at cost
Unaffiliated issuers	3,818,393	3,019,323	16,290,045	6,395,222	2,355,089
Affiliated issuers	125,680	29,938	1,623,585	523,780	224,489
Cash denominated in currencies other than U.S. dollars, at cost	2,119	96	3,115	2,761	304

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Insurance Series	239

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$9,398,174	$2,103,845	$37,608,591	$1,425,923	$1,047,478
Affiliated issuers	178,532	66,489	1,005,764	31,755	56,762
Cash	795	192	1,475	50	208
Cash collateral received for securities on loan	359	716	19,384	710	131
Cash denominated in currencies other than U.S. dollars	—	529	8,131	1,847	1,180
Unrealized appreciation on open forward currency contracts	—	—	—	—	34
Receivables for:
Sales of investments	—	12,647	1,628	824	40,739
Sales of fund’s shares	1,354	1,765	25,220	180	1,808
Dividends and interest	14,453	3,886	50,590	3,015	4,041
Variation margin on futures contracts	—	—	—	—	44
Variation margin on swap contracts	—	—	—	—	4
Securities lending income	5	6	268	1	3
Other	4	427	592	184	63

	9,593,676	2,190,502	38,721,643	1,464,489	1,152,495

Liabilities:
Collateral for securities on loan	3,589	7,156	193,847	7,095	1,316
Unrealized depreciation on open forward currency contracts	—	—	—	—	56
Payables for:
Purchases of investments	76	8	2,168	4	50,258
Repurchases of fund’s shares	6,089	3,403	18,913	455	3,045
Investment advisory services	3,113	1,074	8,083	738	197
Insurance administrative fees	471	96	829	65	280
Services provided by related parties	1,047	371	4,183	106	124
Trustees’ deferred compensation	105	27	603	14	7
Variation margin on futures contracts	—	—	—	—	9
Variation margin on swap contracts	—	—	—	—	36
Non-U.S. taxes	—	3,879	1,398	81	205
Other	120	38	84	48	10

	14,610	16,052	230,108	8,606	55,543

Net assets at December 31, 2020	$9,579,066	$2,174,450	$38,491,535	$1,455,883	$1,096,952

Net assets consist of:
Capital paid in on shares of beneficial interest	$6,782,313	$1,372,114	$23,517,537	$1,145,069	$1,004,823
Total distributable earnings	2,796,753	802,336	14,973,998	310,814	92,129

Net assets at December 31, 2020	$9,579,066	$2,174,450	$38,491,535	$1,455,883	$1,096,952

Investment securities on loan, at value	$3,447	$6,890	$188,806	$6,820	$5,528
Investment securities, at cost
Unaffiliated issuers	6,564,106	1,352,326	23,117,506	1,039,465	892,022
Affiliated issuers	178,499	66,481	1,005,560	31,748	56,762
Cash denominated in currencies other than U.S. dollars, at cost	—	524	8,047	1,847	1,175

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

240	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund (formerly Global Bond Fund)	High- Income Bond Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$28,437,125	$429,245	$11,032,012	$2,195,557	$821,972
Affiliated issuers	2,437,130	24,329	2,690,045	147,017	33,493
Cash	1,502	60	1,931	234	13
Cash collateral received for securities on loan	1,405	—	—	—	—
Cash collateral pledged for futures contracts	—	—	—	—	180
Cash collateral pledged for swap contracts	—	—	—	—	1,527
Cash denominated in currencies other than U.S. dollars	1,043	243	8	1,536	—*
Unrealized appreciation on open forward currency contracts	—	257	46	4,155	—
Receivables for:
Sales of investments	2,211,415	2,039	4,259,301	37,036	2,195
Sales of fund’s shares	18,047	120	16,175	2,630	10
Dividends and interest	82,937	1,399	56,775	18,981	12,591
Variation margin on futures contracts	854	—	1,067	60	—
Variation margin on swap contracts	—	2	3	4	—
Securities lending income	35	—	—	—	—
Unrealized appreciation on unfunded commitments	740	—	—	—	323
Other	317	60	208	457	4

	33,192,550	457,754	18,057,571	2,407,667	872,308

Liabilities:
Collateral for securities on loan	14,048	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	259	2,653	3,799	—
Payables for:
Purchases of investments	3,495,044	1,762	6,637,389	63,377	3,274
Repurchases of fund’s shares	6,458	154	3,405	217	789
Investment advisory services	6,508	250	3,453	841	355
Insurance administrative fees	3,028	63	426	35	39
Services provided by related parties	2,894	75	1,237	293	177
Trustees’ deferred compensation	326	4	137	29	41
Variation margin on futures contracts	716	4	1,143	114	14
Variation margin on swap contracts	66	—	295	18	39
Non-U.S. taxes	5,162	43	—	89	—
Other	649	8	14	110	1

	3,534,899	2,622	6,650,152	68,922	4,729

Net assets at December 31, 2020	$29,657,651	$455,132	$11,407,419	$2,338,745	$867,579

Net assets consist of:
Capital paid in on shares of beneficial interest	$20,079,887	$352,482	$10,340,097	$2,109,516	$1,110,844
Total distributable earnings (accumulated loss)	9,577,764	102,650	1,067,322	229,229	(243,265)

Net assets at December 31, 2020	$29,657,651	$455,132	$11,407,419	$2,338,745	$867,579

Investment securities on loan, at value	$13,741	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	19,781,571	328,521	10,403,219	2,023,861	806,030
Affiliated issuers	2,391,012	24,327	2,690,027	147,017	33,489
Cash denominated in currencies other than U.S. dollars, at cost	1,010	243	8	1,529	—*

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Insurance Series	241

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	American Funds Mortgage Fund (formerly Mortgage Fund)	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$392,439	$372,357	$2,493,668	$27,316	$8,021
Affiliated issuers	—	—	—	537,481	161,216
Cash	388	98	231	—	—
Cash collateral pledged for futures contracts	—	—	—	139	42
Receivables for:
Sales of investments	179,573	—	1,028,854	706	854
Sales of fund’s shares	429	3,527	4,197	191	—
Dividends and interest	460	—	5,801	1	—*
Variation margin on futures contracts	4	—	648	11	3
Variation margin on swap contracts	—	—	160	—	—
Other	1	—	—	—	—

	573,294	375,982	3,533,559	565,845	170,136

Liabilities:
Payables for:
Purchases of investments	253,353	—	1,376,273	482	175
Repurchases of fund’s shares	123	11	946	427	241
Investment advisory services	65	102	641	47	14
Insurance administrative fees	23	25	174	328	101
Services provided by related parties	28	80	415	112	35
Trustees’ deferred compensation	3	15	54	3	1
Variation margin on futures contracts	29	—	613	—	—
Variation margin on swap contracts	51	—	785	—	—
Other	—	—	1	—	—

	253,675	233	1,379,902	1,399	567

Net assets at December 31, 2020	$319,619	$375,749	$2,153,657	$564,446	$169,569

Net assets consist of:
Capital paid in on shares of beneficial interest	$302,094	$375,759	$1,908,506	$386,634	$155,543
Total distributable earnings (accumulated loss)	17,525	(10)	245,151	177,812	14,026

Net assets at December 31, 2020	$319,619	$375,749	$2,153,657	$564,446	$169,569

Investment securities, at cost
Unaffiliated issuers	$387,738	$372,351	$2,448,888	$27,316	$8,021
Affiliated issuers	—	—	—	380,957	127,392

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

242	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$17,540		$126,879	$133,964
Affiliated issuers	339,015		2,301,972	2,646,718
Cash collateral pledged for futures contracts	132		6,144	683
Receivables for:
Sales of investments	702		—	2,195
Sales of fund’s shares	2		16,998	149
Dividends and interest	—	*	3	3
Variation margin on futures contracts	8		794	56

	357,399		2,452,790	2,783,768

Liabilities:
Payables for:
Purchases of investments	489		16,441	—
Repurchases of fund’s shares	226		6	2,460
Investment advisory services	30		202	234
Insurance administrative fees	218		1,449	1,697
Services provided by related parties	73		64	575
Trustees’ deferred compensation	3		12	31

	1,039		18,174	4,997

Net assets at December 31, 2020	$356,360		$2,434,616	$2,778,771

Net assets consist of:
Capital paid in on shares of beneficial interest	$357,836		$2,054,184	$2,392,464
Total (accumulated loss) distributable earnings	(1,476)		380,432	386,307

Net assets at December 31, 2020	$356,360		$2,434,616	$2,778,771

Investment securities, at cost
Unaffiliated issuers	$17,540		$159,232	$133,964
Affiliated issuers	277,668		1,953,888	2,242,813

*  Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series	243

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,309,395	$2,390,834	$15,644,155	$5,652,007	$2,308,973
	Shares outstanding	80,401	73,257	130,131	239,107	73,091
	Net asset value per share	$41.16	$32.64	$120.22	$23.64	$31.59

Class 1A:	Net assets	$11,706	$1,226	$60,452	$9,847	$17,803
	Shares outstanding	285	38	505	418	566
	Net asset value per share	$41.02	$32.49	$119.59	$23.55	$31.43

Class 2:	Net assets	$4,386,644	$2,652,518	$20,593,851	$4,480,961	$1,108,860
	Shares outstanding	107,734	84,047	172,799	190,374	35,483
	Net asset value per share	$40.72	$31.56	$119.18	$23.54	$31.25

Class 3:	Net assets			$278,776	$24,720
	Shares outstanding	Not applicable	Not applicable	2,301	1,043	Not applicable
	Net asset value per share			$121.13	$23.69

Class 4:	Net assets	$533,225	$268,163	$2,346,810	$423,323	$807,517
	Shares outstanding	13,182	8,469	20,017	18,209	26,016
	Net asset value per share	$40.45	$31.67	$117.24	$23.25	$31.04

		Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,684,371	$657,344	$22,902,591	$1,119,711	$620,828
	Shares outstanding	396,056	39,436	413,533	58,897	57,099
	Net asset value per share	$14.35	$16.67	$55.38	$19.01	$10.87

Class 1A:	Net assets	$24,659	$2,375	$15,908	$2,967	$6,465
	Shares outstanding	1,727	143	288	156	595
	Net asset value per share	$14.28	$16.62	$55.16	$18.97	$10.86

Class 2:	Net assets	$3,081,893	$1,348,612	$14,012,328	$221,049	$7,705
	Shares outstanding	217,731	81,086	256,372	11,666	709
	Net asset value per share	$14.15	$16.63	$54.66	$18.95	$10.87
Class 3:	Net assets			$153,750
	Shares outstanding	Not applicable	Not applicable	2,771	Not applicable	Not applicable
	Net asset value per share			$55.49

Class 4:	Net assets	$788,143	$166,119	$1,406,958	$112,156	$461,954
	Shares outstanding	56,038	10,162	26,061	5,961	42,571
	Net asset value per share	$14.06	$16.35	$53.99	$18.82	$10.85

See notes to financial statements.

244	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund (formerly Global Bond Fund)	High- Income Bond Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$19,237,782	$139,461	$6,844,251	$1,218,619	$122,902
	Shares outstanding	725,940	9,827	575,693	94,166	12,541
	Net asset value per share	$26.50	$14.19	$11.89	$12.94	$9.80

Class 1A:	Net assets	$14,543	$2,724	$9,495	$703	$997
	Shares outstanding	550	192	802	54	102
	Net asset value per share	$26.42	$14.16	$11.84	$12.91	$9.78

Class 2:	Net assets	$5,241,950	$207,779	$3,839,814	$1,058,224	$664,940
	Shares outstanding	200,022	14,669	327,353	82,417	69,210
	Net asset value per share	$26.21	$14.16	$11.73	$12.84	$9.61

Class 3:	Net assets	$32,685				$9,938
	Shares outstanding	1,232	Not applicable	Not applicable	Not applicable	1,010
	Net asset value per share	$26.53				$9.84

Class 4:	Net assets	$5,130,691	$105,168	$713,859	$61,199	$68,802
	Shares outstanding	196,868	7,501	61,047	4,815	6,530
	Net asset value per share	$26.06	$14.02	$11.69	$12.71	$10.54

		American Funds Mortgage Fund (formerly Mortgage Fund)	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$223,554	$43,579	$428,683
	Shares outstanding	20,121	3,855	32,878	Not applicable	Not applicable
	Net asset value per share	$11.11	$11.31	$13.04

Class 1A:	Net assets	$1,161	$10	$3,585
	Shares outstanding	105	1	276	Not applicable	Not applicable
	Net asset value per share	$11.08	$11.31	$13.00

Class 2:	Net assets	$57,906	$287,757	$1,439,405
	Shares outstanding	5,222	26,184	111,630	Not applicable	Not applicable
	Net asset value per share	$11.09	$10.99	$12.89

Class 3:	Net assets		$4,301	$10,295
	Shares outstanding	Not applicable	387	788	Not applicable	Not applicable
	Net asset value per share		$11.12	$13.07

Class 4:	Net assets	$36,998	$40,102	$271,689
	Shares outstanding	3,371	3,618	21,091	Not applicable	Not applicable
	Net asset value per share	$10.97	$11.08	$12.88

Class P1:	Net assets				$10,705	$1,538
	Shares outstanding	Not applicable	Not applicable	Not applicable	621	139
	Net asset value per share				$17.25	$11.07

Class P2:	Net assets				$553,741	$168,031
	Shares outstanding	Not applicable	Not applicable	Not applicable	32,357	15,286
	Net asset value per share				$17.11	$10.99

See notes to financial statements.

American Funds Insurance Series	245

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$1,525	$2,119,963	$5,317
	Shares outstanding	136	151,361	384
	Net asset value per share	$11.24	$14.01	$13.84

Class P2:	Net assets	$354,835	$314,653	$2,773,454
	Shares outstanding	31,732	22,583	206,250
	Net asset value per share	$11.18	$13.93	$13.45

See notes to financial statements.

246	American Funds Insurance Series

Financial statements

Statements of operations for the year ended December 31, 2020	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$78,231	$25,305	$243,220	$108,464	$35,320
Affiliated issuers	973	1,310	6,391	3,029	1,220

	79,204	26,615	249,611	111,493	36,540
Interest from unaffiliated issuers	18	3	2,485	4,177	6,645
Securities lending income (net of fees)	176	3,888	37	175	133

	79,398	30,506	252,133	115,845	43,318

Fees and expenses[1]:
Investment advisory services	35,225	30,652	98,281	45,293	24,693
Distribution services	10,622	6,084	47,087	10,718	3,931
Insurance administrative services	1,063	518	4,484	905	1,653
Transfer agent services	1	1	4	1	—[2]
Administrative services	2,068	1,324	9,318	2,752	1,062
Reports to shareholders	143	91	634	199	85
Registration statement and prospectus	44	75	231	94	31
Trustees’ compensation	36	23	162	47	18
Auditing and legal	67	85	75	83	116
Custodian	905	710	527	1,874	975
Other	5	72	16	7	58

Total fees and expenses before waivers/reimbursements	50,179	39,635	160,819	61,973	32,622
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	1	—	—	—	4,382
Miscellaneous fee reimbursements	—	—	—	—	—

Total waivers/reimbursements of fees and expenses	1	—	—	—	4,382

Total fees and expenses after waivers/reimbursements	50,178	39,635	160,819	61,973	28,240

Net investment income (loss)	29,220	(9,129)	91,314	53,872	15,078

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	460,355	114,077	5,288,250	41,340	134,422
Affiliated issuers	170	68	602	36	40
Futures contracts	—	—	—	—	140
Forward currency contracts	—	—	—	182	(245)
Currency transactions	(1,374)	(445)	176	(1,536)	(1,712)

	459,151	113,700	5,289,028	40,022	132,645

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,448,079	1,153,033	8,444,104	1,257,109	658,964
Affiliated issuers	(246)	26,897	(3)	(187)	(122)
Futures contracts	—	—	—	—	(10)
Forward currency contracts	—	—	—	45	(54)
Currency translations	113	(297)	77	45	(150)

	1,447,946	1,179,633	8,444,178	1,257,012	658,628

Net realized gain (loss) and unrealized appreciation (depreciation)	1,907,097	1,293,333	13,733,206	1,297,034	791,273

Net increase (decrease) in net assets resulting from operations	$1,936,317	$1,284,204	$13,824,520	$1,350,906	$806,351

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	247

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$206,845	$38,168	$607,278	$30,125	$28,587
Affiliated issuers	2,015	578	12,925	543	436

	208,860	38,746	620,203	30,668	29,023
Interest from unaffiliated issuers	66	2,960	3,327	810	4,459
Securities lending income (net of fees)	5	34	620	13	39

	208,931	41,740	624,150	31,491	33,521

Fees and expenses[1]:
Investment advisory services	33,547	11,651	87,809	8,128	4,711
Distribution services	8,654	3,375	35,109	727	1,084
Insurance administrative services	1,660	348	3,054	239	1,083
Transfer agent services	1	— [2]	4	— [2]	— [2]
Administrative services	2,579	585	10,328	398	294
Reports to shareholders	137	32	761	15	10
Registration statement and prospectus	112	20	241	7	33
Trustees’ compensation	44	10	177	7	5
Auditing and legal	47	71	89	69	49
Custodian	120	413	571	395	91
Other	5	2	20	2	2

Total fees and expenses before waivers/reimbursements	46,906	16,507	138,163	9,987	7,362
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	1,735
Miscellaneous fee reimbursements	—	—	—	—	—

Total waivers/reimbursements of fees and expenses	—	—	—	—	1,735

Total fees and expenses after waivers/reimbursements	46,906	16,507	138,163	9,987	5,627

Net investment income (loss)	162,025	25,233	485,987	21,504	27,894

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	(75,549)	51,131	377,029	(43,978)	(48,491)
Affiliated issuers	414	51	(18,361)	29	52
Futures contracts	—	—	—	—	3,606
Forward currency contracts	—	(521)	—	18	38
Swap contracts	—	—	—	—	2,686
Currency transactions	2	(974)	470	714	54

	(75,133)	49,687	359,138	(43,217)	(42,055)

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	717,525	113,105	3,860,050	123,508	60,596
Affiliated issuers	3	(64)	(10,984)	(39)	(127)
Futures contracts	—	—	—	—	281
Forward currency contracts	—	137	—	12	(22)
Swap contracts	—	—	—	—	(108)
Currency translations	(6)	38	282	144	46

	717,522	113,216	3,849,348	123,625	60,666

Net realized gain (loss) and unrealized appreciation (depreciation)	642,389	162,903	4,208,486	80,408	18,611

Net increase (decrease) in net assets resulting from operations	$804,414	$188,136	$4,694,473	$101,912	$46,505

See end of statements of operations for footnotes.

See notes to financial statements.

248	American Funds Insurance Series

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund[3]	High- Income Bond Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$331,247	$5,802	$—	$—	$161
Affiliated issuers	16,268	103	5,601	477	227

	347,515	5,905	5,601	477	388
Interest from unaffiliated issuers	216,938	2,516	251,927	55,130	62,664
Securities lending income (net of fees)	690	—	—	—	—

	565,143	8,421	257,528	55,607	63,052

Fees and expenses[1]:
Investment advisory services	71,046	2,767	38,894	11,401	4,534
Distribution services	23,649	721	10,588	2,609	1,726
Insurance administrative services	11,402	239	1,504	131	140
Transfer agent services	3	— [2]	1	— [2]	— [2]
Administrative services	8,053	126	3,223	642	281
Reports to shareholders	481	5	227	35	22
Registration statement and prospectus	330	5	80	22	7
Trustees’ compensation	135	2	51	11	4
Auditing and legal	72	53	54	48	47
Custodian	753	76	147	389	16
Other	14	2	7	9	17

Total fees and expenses before waivers/reimbursements	115,938	3,996	54,776	15,297	6,794
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	1,458	—
Miscellaneous fee reimbursements	—	—	—	—	—

Total waivers/reimbursements of fees and expenses	—	—	—	1,458	—

Total fees and expenses after waivers/reimbursements	115,938	3,996	54,776	13,839	6,794

Net investment income (loss)	449,205	4,425	202,752	41,768	56,258

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	767,904	17,369	406,202	33,450	(55,642)
Affiliated issuers	14,845	3	885	35	73
Futures contracts	36,747	442	89,071	(180)	(166)
Forward currency contracts	—	801	(15,906)	16,206	—
Swap contracts	(10,831)	(123)	44	(2,905)	3,842
Currency transactions	(271)	(237)	(14)	(766)	6

	808,394	18,255	480,282	45,840	(51,887)

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,914,198	18,521	308,933	114,258	18,771
Affiliated issuers	84,442	(5)	(92)	(168)	(129)
Futures contracts	2,190	19	10,886	958	(178)
Forward currency contracts	—	97	(1,417)	2,566	—
Swap contracts	4,608	23	(18,955)	(923)	857
Currency translations	190	28	132	301	2

	2,005,628	18,683	299,487	116,992	19,323

Net realized gain (loss) and unrealized appreciation (depreciation)	2,814,022	36,938	779,769	162,832	(32,564)

Net increase (decrease) in net assets resulting from operations	$3,263,227	$41,363	$982,521	$204,600	$23,694

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	249

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	American Funds Mortgage Fund[4]		Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund		Managed Risk International Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—		$—	$—		$—		$—
Affiliated issuers	—		—	—		3,867		1,621

	—		—	—		3,867		1,621
Interest from unaffiliated issuers	3,819		1,927	34,038		56		26

	3,819		1,927	34,038		3,923		1,647

Fees and expenses[1]:
Investment advisory services	1,248		1,098	8,276		719		235
Distribution services	230		754	4,056		1,177		389
Insurance administrative services	90		85	587		1,198		392
Transfer agent services	—	[2]	— [2]	—	[2]	—	[2]	— [2]
Administrative services	89		103	712		—		—
Accounting and administrative services	—		—	—		61		54
Reports to shareholders	4		6	83		6		4
Registration statement and prospectus	3		4	14		8		1
Trustees’ compensation	1		2	9		3		1
Auditing and legal	44		45	46		16		16
Custodian	24		1	37		11		11
Other	—	[2]	— [2]	2		2		2

Total fees and expenses before waivers/reimbursements	1,733		2,098	13,822		3,201		1,105
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	360		—	—		240		79
Miscellaneous fee reimbursements	—		—	—		—		41

Total waivers/reimbursements of fees and expenses	360		—	—		240		120

Total fees and expenses after waivers/reimbursements	1,373		2,098	13,822		2,961		985

Net investment income (loss)	2,446		(171)	20,216		962		662

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	11,818		—	145,064		—		—
Affiliated issuers	—		—	—		53,335		(165)
Futures contracts	8,696		—	89,336		(35,338)		(14,051)
Swap contracts	(8,505)		—	(46,704)		—		—
Currency transactions	—		—	—		77		178
Capital gain distributions received from affiliated issuers	—		—	—		9,678		159

	12,009		—	187,696		27,752		(13,879)

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	239		(1)	6,199		—		—
Affiliated issuers	—		—	—		110,528		19,015
Futures contracts	779		—	7,908		130		51
Swap contracts	4,046		—	47,782		—		—

	5,064		(1)	61,889		110,658		19,066

Net realized gain (loss) and unrealized appreciation (depreciation)	17,073		(1)	249,585		138,410		5,187

Net increase (decrease) in net assets resulting from operations	$19,519		$(172)	$269,801		$139,372		$5,849

See end of statements of operations for footnotes.

See notes to financial statements.

250	American Funds Insurance Series

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—	$—
Affiliated issuers	6,214	35,740	46,786

	6,214	35,740	46,786
Interest from unaffiliated issuers	45	297	433

	6,259	36,037	47,219

Fees and expenses[1]:
Investment advisory services	518	3,378	4,028
Distribution services	861	718	6,703
Insurance administrative services	864	5,630	6,712
Transfer agent services	— [2]	— [2]	— [2]
Accounting and administrative services	58	100	102
Reports to shareholders	5	21	44
Registration statement and prospectus	3	14	11
Trustees’ compensation	2	11	13
Auditing and legal	16	18	19
Custodian	11	11	11
Other	2	3	3

Total fees and expenses before waivers/reimbursements	2,340	9,904	17,646
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	173	1,126	1,342
Miscellaneous fee reimbursements	—	—	—

Total waivers/reimbursements of fees and expenses	173	1,126	1,342

Total fees and expenses after waivers/reimbursements	2,167	8,778	16,304

Net investment income (loss)	4,092	27,259	30,915

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	—	(22,888)	—
Affiliated issuers	(35,988)	32,048	65,756
Futures contracts	(32,684)	(20,595)	(119,251)
Currency transactions	15	307	140
Capital gain distributions received from affiliated issuers	4,329	49,797	11,668

	(64,328)	38,669	(41,687)

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	—	(22,232)	—
Affiliated issuers	56,886	165,618	160,270
Futures contracts	90	2,308	883

	56,976	145,694	161,153

Net realized gain (loss) and unrealized appreciation (depreciation)	(7,352)	184,363	119,466

Net increase (decrease) in net assets resulting from operations	$(3,260)	$211,622	$150,381

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Bond Fund.
[4]	Formerly Mortgage Fund.

See notes to financial statements.

American Funds Insurance Series	251

Financial statements

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$29,220	$56,332	$(9,129)	$13,730	$91,314	$241,310
Net realized gain (loss)	459,151	193,918	113,700	251,270	5,289,028	745,536
Net unrealized appreciation (depreciation)	1,447,946	1,619,747	1,179,633	882,559	8,444,178	6,038,232

Net increase (decrease) in net assets resulting from operations	1,936,317	1,869,997	1,284,204	1,147,559	13,824,520	7,025,078

Distributions paid to shareholders	(224,589)	(417,934)	(284,490)	(284,752)	(865,145)	(2,978,202)

Net capital share transactions	(271,205)	(153,769)	(307,246)	102,952	(2,504,990)	974,922

Total increase (decrease) in net assets	1,440,523	1,298,294	692,468	965,759	10,454,385	5,021,798

Net assets:
Beginning of year	6,800,447	5,502,153	4,620,273	3,654,514	28,469,659	23,447,861

End of year	$8,240,970	$6,800,447	$5,312,741	$4,620,273	$38,924,044	$28,469,659

	International Fund		New World Fund		Blue Chip Income and Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$53,872	$136,307	$15,078	$34,732	$162,025	$189,701
Net realized gain (loss)	40,022	(127,992)	132,645	32,951	(75,133)	85,829
Net unrealized appreciation (depreciation)	1,257,012	1,988,427	658,628	791,400	717,522	1,423,960

Net increase (decrease) in net assets resulting from operations	1,350,906	1,996,742	806,351	859,083	804,414	1,699,490

Distributions paid to shareholders	(71,715)	(394,620)	(43,949)	(164,192)	(265,213)	(878,225)

Net capital share transactions	(763,764)	(536,801)	(279,660)	54,641	(242,496)	429,824

Total increase (decrease) in net assets	515,427	1,065,321	482,742	749,532	296,705	1,251,089

Net assets:
Beginning of year	10,075,431	9,010,110	3,760,411	3,010,879	9,282,361	8,031,272

End of year	$10,590,858	$10,075,431	$4,243,153	$3,760,411	$9,579,066	$9,282,361

See notes to financial statements.

252	American Funds Insurance Series

Statements of changes in net assets (continued)	(dollars in thousands)

	Global Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$25,233	$38,039	$485,987	$648,555	$21,504	$37,530
Net realized gain (loss)	49,687	51,837	359,138	902,476	(43,217)	(37,024)
Net unrealized appreciation (depreciation)	113,216	449,868	3,849,348	6,175,985	123,625	293,939

Net increase (decrease) in net assets resulting from operations	188,136	539,744	4,694,473	7,727,016	101,912	294,445

Distributions paid to shareholders	(77,584)	(140,198)	(1,429,478)	(3,957,175)	(21,467)	(53,548)

Net capital share transactions	(74,585)	(76,937)	(799,726)	2,392,290	(124,648)	(78,069)

Total increase (decrease) in net assets	35,967	322,609	2,465,269	6,162,131	(44,203)	162,828

Net assets:
Beginning of year	2,138,483	1,815,874	36,026,266	29,864,135	1,500,086	1,337,258

End of year	$2,174,450	$2,138,483	$38,491,535	$36,026,266	$1,455,883	$1,500,086

	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$27,894	$24,376	$449,205	$527,540	$4,425	$6,777
Net realized gain (loss)	(42,055)	(6,878)	808,394	20,909	18,255	9,826
Net unrealized appreciation (depreciation)	60,666	117,343	2,005,628	4,312,978	18,683	58,663

Net increase (decrease) in net assets resulting from operations	46,505	134,841	3,263,227	4,861,427	41,363	75,266

Distributions paid to shareholders	(28,997)	(24,614)	(606,436)	(1,801,337)	(21,373)	(16,934)

Net capital share transactions	80,728	213,209	(418,795)	1,434,114	(1,808)	12,429

Total increase (decrease) in net assets	98,236	323,436	2,237,996	4,494,204	18,182	70,761

Net assets:
Beginning of year	998,716	675,280	27,419,655	22,925,451	436,950	366,189

End of year	$1,096,952	$998,716	$29,657,651	$27,419,655	$455,132	$436,950

See notes to financial statements.

American Funds Insurance Series	253

Statements of changes in net assets (continued)	(dollars in thousands)

			Capital World Bond Fund
	Bond Fund		(formerly Global Bond Fund)		High-Income Bond Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$202,752	$272,023	$41,768	$52,158	$56,258	$82,861
Net realized gain (loss)	480,282	243,332	45,840	21,665	(51,887)	(19,893)
Net unrealized appreciation (depreciation)	299,487	411,625	116,992	87,557	19,323	86,931

Net increase (decrease) in net assets resulting from operations	982,521	926,980	204,600	161,380	23,694	149,899

Distributions paid to shareholders	(339,511)	(280,200)	(64,860)	(35,756)	(69,840)	(79,066)

Net capital share transactions	213,249	49,693	70,361	(84,997)	(352,568)	(8,439)

Total increase (decrease) in net assets	856,259	696,473	210,101	40,627	(398,714)	62,394

Net assets:
Beginning of year	10,551,160	9,854,687	2,128,644	2,088,017	1,266,293	1,203,899

End of year	$11,407,419	$10,551,160	$2,338,745	$2,128,644	$867,579	$1,266,293

	American Funds Mortgage Fund (formerly Mortgage Fund)		Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$2,446	$6,346	$(171)	$4,833	$20,216	$55,852
Net realized gain (loss)	12,009	9,940	—	(1)	187,696	122,154
Net unrealized appreciation (depreciation)	5,064	(1,209)	(1)	15	61,889	(22,336)

Net increase (decrease) in net assets resulting from operations	19,519	15,077	(172)	4,847	269,801	155,670

Distributions paid to shareholders	(4,820)	(7,525)	(737)	(5,093)	(77,781)	(60,961)

Net capital share transactions	10,410	(4,217)	92,028	(21,528)	(934,697)	(67,678)

Total increase (decrease) in net assets	25,109	3,335	91,119	(21,774)	(742,677)	27,031

Net assets:
Beginning of year	294,510	291,175	284,630	306,404	2,896,334	2,869,303

End of year	$319,619	$294,510	$375,749	$284,630	$2,153,657	$2,896,334

See notes to financial statements.

254	American Funds Insurance Series

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019

Operations:
Net investment income (loss)	$962	$2,886	$662	$1,940	$4,092	$5,680
Net realized gain (loss)	27,752	30,629	(13,879)	2,677	(64,328)	16,823
Net unrealized appreciation (depreciation)	110,658	43,736	19,066	21,114	56,976	23,125

Net increase (decrease) in net assets resulting from operations	139,372	77,251	5,849	25,731	(3,260)	45,628

Distributions paid to shareholders	(25,274)	(30,222)	(3,247)	(7,796)	(16,900)	(23,415)

Net capital share transactions	10,698	49,348	1,198	(3,125)	11,085	6,553

Total increase (decrease) in net assets	124,796	96,377	3,800	14,810	(9,075)	28,766

Net assets:
Beginning of year	439,650	343,273	165,769	150,959	365,435	336,669

End of year	$564,446	$439,650	$169,569	$165,769	$356,360	$365,435

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019

Operations:
Net investment income (loss)	$27,259	$35,433	$30,915	$40,653
Net realized gain (loss)	38,669	149,567	(41,687)	131,826
Net unrealized appreciation (depreciation)	145,694	180,419	161,153	271,610

Net increase (decrease) in net assets resulting from operations	211,622	365,419	150,381	444,089

Distributions paid to shareholders	(160,767)	(32,440)	(146,678)	(177,811)

Net capital share transactions	114,037	44,643	(57,436)	23,729

Total increase (decrease) in net assets	164,892	377,622	(53,733)	290,007

Net assets:
Beginning of year	2,269,724	1,892,102	2,832,504	2,542,497

End of year	$2,434,616	$2,269,724	$2,778,771	$2,832,504

See notes to financial statements.

American Funds Insurance Series	255

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series -Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund (formerly Global Bond Fund) — To provide, over the long term, a high level of total return consistent with prudent investment management.

256	American Funds Insurance Series

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund (formerly Mortgage Fund) — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	257

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

258	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2020 (dollars in thousands):

American Funds Insurance Series	259

Global Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,529,558	$1,083,751	$—	$2,613,309
Consumer discretionary	888,809	797,513	—	1,686,322
Health care	703,000	232,172	—	935,172
Financials	360,183	447,703	—	807,886
Communication services	448,473	148,180	—	596,653
Consumer staples	232,624	267,945	—	500,569
Industrials	24,589	264,798	—	289,387
Materials	113,103	38,439	—	151,542
Energy	—	90,882	—	90,882
Real estate	—	33,356	—	33,356
Utilities	—	18,663	—	18,663
Preferred securities	—	238,600	—	238,600
Short-term securities	143,970	174,987	—	318,957

Total	$4,444,309	$3,836,989	$—	$8,281,298

Global Small Capitalization Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$869,090	$566,908	$—	$1,435,998
Health care	901,274	317,375	3	1,218,652
Consumer discretionary	449,210	327,676	2,409	779,295
Industrials	171,236	530,019	—	701,255
Financials	298,192	98,457	—	396,649
Materials	31,914	91,606	—	123,520
Real estate	72,261	37,896	—	110,157
Communication services	34,538	71,794	—	106,332
Consumer staples	79,614	19,249	—	98,863
Utilities	5,859	59,096	—	64,955
Energy	13,972	—	10,434	24,406
Preferred securities	19,092	—	77,191	96,283
Rights & warrants	—	1,580	—	1,580
Convertible stocks	—	—	13,854	13,854
Short-term securities	86,874	136,990	—	223,864

Total	$3,033,126	$2,258,646	$103,891	$5,395,663

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2020 (dollars in thousands):

	Beginning value at 1/1/2020	Transfers into Level 3*	Purchases	Sales	Net realized loss†	Unrealized appreciation†	Transfers out of Level 3*	Ending value at 12/31/2020
Investment securities	$44,058	$914	$52,617	$(10,017)	$(4,877)	$21,196	$—	$103,891
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2020								$21,196

*

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

260	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2020	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
		Liquidation value	N/A	N/A	N/A	N/A
			Price/Cash flow multiple	8.8x	8.8x	Increase
Common stocks	$12,846	Market comparable companies	DLOM	25%	25%	Decrease
			$ per one billion Btu	$2.25	$2.25	Increase
			MMTPA	10 MMTPA	10 MMTPA	Increase
		Transaction price	N/A	N/A	N/A	N/A
Preferred securities	77,191	Transaction price	N/A	N/A	N/A	N/A
Convertible stocks	13,854	Transaction price	N/A	N/A	N/A	N/A
	$103,891

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

DLOM = Discount for lack of marketability

MMTPA = Million metric tonnes per annum

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$7,806,427	$988,629	$—	$8,795,056
Consumer discretionary	6,912,136	416,283	—	7,328,419
Communication services	7,012,728	—	—	7,012,728
Health care	4,816,461	77,537	59,453	4,953,451
Industrials	2,820,844	464,847	—	3,285,691
Financials	2,051,508	62,053	—	2,113,561
Consumer staples	1,046,415	205,883	—	1,252,298
Materials	1,167,722	33,980	—	1,201,702
Energy	644,723	—	—	644,723
Real estate	369,502	—	—	369,502
Utilities	190,565	25,624	—	216,189
Preferred securities	—	44,452	—	44,452
Convertible bonds & notes	—	—	29,464	29,464
Short-term securities	1,630,494	—	—	1,630,494

Total	$36,469,525	$2,319,288	$88,917	$38,877,730

American Funds Insurance Series	261

International Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$160,866	$1,645,671	$—		$1,806,537
Consumer discretionary	421,417	1,154,375	—		1,575,792
Health care	131,197	1,414,294	6		1,545,497
Industrials	95,045	1,127,312	—		1,222,357
Information technology	358,778	504,666	—		863,444
Communication services	98,771	715,574	—		814,345
Energy	98,446	562,531	—		660,977
Materials	375,154	181,706	—		556,860
Consumer staples	8,249	449,366	—		457,615
Utilities	—	347,713	—		347,713
Real estate	—	83,229	—		83,229
Preferred securities	70,086	56,376	—		126,462
Rights & warrants	236	41,615	—		41,851
Convertible bonds & notes	—	1,260	—		1,260
Bonds, notes & other debt instruments	—	17,814	—		17,814
Short-term securities	537,819	—	—		537,819

Total	$2,356,064	$8,303,502	$6		$10,659,572

	Other investments*

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$309	$—		$309
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(395)	—		(395)

Total	$—	$(86)	$—		$(86)

* Forward currency contracts are not included in the investment portfolio. New World Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$540,290	$265,260	$—		$805,550
Consumer discretionary	184,433	426,480	—		610,913
Health care	220,288	303,860	1		524,149
Financials	98,824	367,872	—		466,696
Communication services	242,323	108,859	—		351,182
Materials	126,066	126,416	—		252,482
Industrials	57,626	193,144	—		250,770
Consumer staples	32,600	209,655	—		242,255
Energy	55,068	104,845	—		159,913
Real estate	21,814	49,427	—		71,241
Utilities	8,127	61,070	—		69,197
Preferred securities	31,214	17,203	—	*	48,417
Rights & warrants	37	11,204	—		11,241
Convertible bonds & notes	—	120	—		120
Bonds, notes & other debt instruments	—	120,130	—		120,130
Short-term securities	238,517	—	—		238,517

Total	$1,857,227	$2,365,545	$1		$4,222,773

262	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$3	$—	$—	$3
Liabilities:
Unrealized depreciation on futures contracts	(13)	—	—	(13)
Unrealized depreciation on open forward currency contracts	—	(54)	—	(54)

Total	$(10)	$(54)	$—	$(64)

* Amount less than one thousand. † Futures contracts and forward currency contracts are not included in the investment portfolio. Blue Chip Income and Growth Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$1,660,102	$—	$—	$1,660,102
Information technology	1,639,123	—	—	1,639,123
Industrials	1,299,142	—	—	1,299,142
Communication services	907,314	—	—	907,314
Energy	866,464	—	—	866,464
Consumer staples	782,008	—	—	782,008
Consumer discretionary	730,730	—	—	730,730
Financials	668,246	—	—	668,246
Utilities	327,959	—	—	327,959
Materials	246,839	—	—	246,839
Real estate	167,648	—	—	167,648
Rights & warrants	138	—	—	138
Convertible stocks	85,580	—	—	85,580
Convertible bonds & notes	—	13,651	—	13,651
Short-term securities	181,762	—	—	181,762

Total	$9,563,055	$13,651	$—	$9,576,706

Global Growth and Income Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$221,121	$181,276	$—	$402,397
Financials	141,374	202,553	—	343,927
Industrials	126,976	119,227	—	246,203
Health care	128,044	70,127	—	198,171
Consumer discretionary	85,765	111,886	—	197,651
Communication services	145,542	20,262	—	165,804
Utilities	27,113	104,117	—	131,230
Materials	42,123	83,017	—	125,140
Energy	39,179	61,420	—	100,599
Consumer staples	32,426	64,723	—	97,149
Real estate	28,798	25,958	—	54,756
Bonds, notes & other debt instruments	—	34,378	—	34,378
Short-term securities	72,929	—	—	72,929

Total	$1,091,390	$1,078,944	$—	$2,170,334

American Funds Insurance Series	263

Growth-Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$7,314,726	$372,663	$—	$7,687,389
Communication services	5,831,851	127,572	—	5,959,423
Health care	4,693,629	779,632	—	5,473,261
Financials	3,867,153	71,057	—	3,938,210
Industrials	3,235,391	420,599	—	3,655,990
Consumer discretionary	2,997,262	125,349	—	3,122,611
Consumer staples	1,207,072	739,995	—	1,947,067
Materials	1,780,708	100,975	—	1,881,683
Energy	1,316,148	1,473	—	1,317,621
Utilities	900,859	210,300	—	1,111,159
Real estate	983,845	—	—	983,845
Convertible stocks	311,050	—	—	311,050
Bonds, notes & other debt instruments	—	44,819	—	44,819
Short-term securities	1,180,227	—	—	1,180,227

Total	$35,619,921	$2,994,434	$—	$38,614,355

International Growth and Income Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$21,452	$238,557	$—	$260,009
Industrials	19,686	168,699	—	188,385
Communication services	38,634	137,544	—	176,178
Consumer discretionary	—	173,323	—	173,323
Health care	6,388	133,573	4	139,965
Materials	49,909	51,472	—	101,381
Consumer staples	11,591	86,293	—	97,884
Information technology	20,812	57,262	—	78,074
Utilities	—	75,755	—	75,755
Energy	14,453	26,884	—	41,337
Real estate	—	38,742	—	38,742
Preferred securities	24,328	—	—	24,328
Rights & warrants	—	15,297	—	15,297
Bonds, notes & other debt instruments	—	8,880	—	8,880
Short-term securities	38,140	—	—	38,140

Total	$245,393	$1,212,281	$4	$1,457,678

264	American Funds Insurance Series

Capital Income Builder

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$82,959	$60,554	$—	$143,513
Information technology	78,576	21,313	—	99,889
Consumer staples	53,173	45,939	—	99,112
Health care	64,546	33,275	—	97,821
Utilities	35,050	55,511	—	90,561
Real estate	43,561	18,295	—	61,856
Communication services	29,639	26,431	—	56,070
Energy	40,675	9,228	—	49,903
Industrials	26,773	20,099	—	46,872
Materials	19,808	22,725	—	42,533
Consumer discretionary	6,747	6,761	—	13,508
Preferred securities	—	1,987	—	1,987
Rights & warrants	2	—	—	2
Convertible stocks	13,837	—	—	13,837
Convertible bonds & notes	—	784	—	784
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	100,873	—	100,873
Corporate bonds, notes & loans	—	65,564	—	65,564
Mortgage-backed obligations	—	55,671	—	55,671
Asset-backed obligations	—	3,801	—	3,801
Bonds & notes of governments & government agencies outside the U.S.	—	1,465	—	1,465
Municipals	—	671	—	671
Short-term securities	57,947	—	—	57,947

Total	$553,293	$550,947	$—	$1,104,240

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$39	$—	$—	$39
Unrealized appreciation on open forward currency contracts	—	34	—	34
Unrealized appreciation on interest rate swaps	—	569	—	569
Unrealized appreciation on credit default swaps	—	152	—	152
Liabilities:
Unrealized depreciation on futures contracts	(89)	—	—	(89)
Unrealized depreciation on open forward currency contracts	—	(56)	—	(56)

Total	$(50)	$699	$—	$649

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Insurance Series	265

Asset Allocation Fund

	Investment securities

	Level 1	Level 2		Level 3		Total

Assets:
Common stocks:
Information technology	$4,856,907	$33,828		$—		$4,890,735
Health care	3,027,835	132,799		13,074		3,173,708
Financials	2,855,589	215,356		482		3,071,427
Consumer discretionary	1,813,842	160,516		—		1,974,358
Consumer staples	1,182,011	393,999		—		1,576,010
Communication services	1,415,480	70,510		—		1,485,990
Industrials	1,133,507	126,186		10,677		1,270,370
Materials	842,103	93,530		—		935,633
Energy	430,949	21,035		843		452,827
Real estate	380,620	—		—		380,620
Utilities	54,107	242,361		—		296,468
Rights & warrants	—	—		—	*	—	*
Convertible stocks	102,652	45,378		—		148,030
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	—	3,849,701		4,079		3,853,780
U.S. Treasury bonds & notes	—	2,511,880		—		2,511,880
Mortgage-backed obligations	—	2,198,957		—		2,198,957
Asset-backed obligations	—	235,287		—		235,287
Bonds & notes of governments & government agencies outside the U.S.	—	60,892		—		60,892
Federal agency bonds & notes	—	37,568		—		37,568
Municipals	—	33,381		—		33,381
Short-term securities	2,286,334	—		—		2,286,334

Total	$20,381,936	$10,463,164		$29,155		$30,874,255

	Other investments†

	Level 1	Level 2		Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$1,610	$—		$—		$1,610
Unrealized appreciation on interest rate swaps	—	796		—		796
Unrealized appreciation on credit default swaps	—	—	*	—		—	*
Liabilities:
Unrealized depreciation on futures contracts	(2,382)	—		—		(2,382)

Total	$(772)	$796		$—		$24

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

266	American Funds Insurance Series

Global Balanced Fund

	Investment securities

	Level 1	Level 2		Level 3	Total

Assets:
Common stocks:
Information technology	$31,289	$35,492		$—	$66,781
Health care	23,553	16,623		—	40,176
Financials	17,316	15,833		—	33,149
Consumer staples	14,677	14,073		—	28,750
Consumer discretionary	12,713	11,275		—	23,988
Industrials	9,037	13,659		—	22,696
Communication services	6,435	6,573		—	13,008
Materials	3,927	9,077		—	13,004
Real estate	8,992	3,272		—	12,264
Energy	5,708	—		—	5,708
Utilities	852	3,696		—	4,548
Preferred securities	—	2,055		—	2,055
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	67,135		—	67,135
U.S. Treasury bonds & notes	—	49,388		—	49,388
Corporate bonds, notes & loans	—	21,861		—	21,861
Mortgage-backed obligations	—	6,454		—	6,454
Municipals	—	186		—	186
Asset-backed obligations	—	95		—	95
Short-term securities	24,329	17,999		—	42,328

Total	$158,828	$294,746		$—	$453,574

	Other investments*

	Level 1	Level 2		Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$3	$—		$—	$3
Unrealized appreciation on open forward currency contracts	—	257		—	257
Unrealized appreciation on interest rate swaps	—	21		—	21
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(259)		—	(259)
Unrealized depreciation on credit default swaps	—	—	†	—	—	†

Total	$3	$19		$—	$22

* Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio. † Amount less than one thousand. Bond Fund
	Investment securities

	Level 1	Level 2		Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,792,833		$—	$3,792,833
Mortgage-backed obligations	—	3,617,725		—	3,617,725
U.S. Treasury bonds & notes	—	2,783,804		—	2,783,804
Bonds & notes of governments & government agencies outside the U.S.	—	348,736		—	348,736
Asset-backed obligations	—	249,668		—	249,668
Municipals	—	226,267		—	226,267
Federal agency bonds & notes	—	12,979		—	12,979
Short-term securities	2,690,045	—		—	2,690,045

Total	$2,690,045	$11,032,012		$—	$13,722,057

American Funds Insurance Series	267

	Other investments*

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$7,631	$—	$—		$7,631
Unrealized appreciation on open forward currency contracts	—	46	—		46
Unrealized appreciation on interest rate swaps	—	3,456	—		3,456
Liabilities:
Unrealized depreciation on futures contracts	(824)	—	—		(824)
Unrealized depreciation on open forward currency contracts	—	(2,653)	—		(2,653)
Unrealized depreciation on interest rate swaps	—	(28,517)	—		(28,517)

Total	$6,807	$(27,668)	$—		$(20,861)

* Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio. Capital World Bond Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Bonds, notes & other debt instruments:
Euros	$—	$402,906	$—		$402,906
Japanese yen	—	217,032	—		217,032
Chinese yuan renminbi	—	141,006	—		141,006
British pounds	—	91,115	—		91,115
Danish kroner	—	59,710	—		59,710
Canadian dollars	—	48,258	—		48,258
Mexican pesos	—	46,716	—		46,716
Malaysian ringgits	—	41,973	—		41,973
Australian dollars	—	31,305	—		31,305
Russian rubles	—	27,059	—		27,059
Israeli shekels	—	25,426	—		25,426
South Korean won	—	20,892	—		20,892
Indonesian rupiah	—	15,694	—		15,694
Colombian pesos	—	15,007	—		15,007
Brazilian reais	—	11,023	—		11,023
New Zealand dollars	—	9,638	—		9,638
Thai baht	—	9,308	—		9,308
Chilean pesos	—	8,404	—		8,404
South African rand	—	7,886	—		7,886
Ukrainian hryvnia	—	7,322	—		7,322
Singapore dollars	—	6,354	—		6,354
Norwegian kroner	—	5,980	—		5,980
Peruvian nuevos soles	—	5,639	—		5,639
Indian rupees	—	3,829	—		3,829
Dominican pesos	—	2,938	—		2,938
Polish zloty	—	1,500	—		1,500
Romanian leu	—	1,361	—		1,361
U.S. dollars	—	924,718	—		924,718
Common stocks	574	—	1,319		1,893
Rights & warrants	—	—	—	*	— *
Short-term securities	147,017	3,665	—		150,682

Total	$147,591	$2,193,664	$1,319		$2,342,574

268	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$308	$—	$—		$308
Unrealized appreciation on open forward currency contracts	—	4,155	—		4,155
Unrealized appreciation on credit default swaps	—	31	—		31
Liabilities:
Unrealized depreciation on futures contracts	(155)	—	—		(155)
Unrealized depreciation on open forward currency contracts	—	(3,799)	—		(3,799)
Unrealized depreciation on interest rate swaps	—	(64)	—		(64)
Unrealized depreciation on credit default swaps	—	(698)	—		(698)

Total	$153	$(375)	$—		$(222)

* Amount less than one thousand. † Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio. High-Income Bond Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$770,665	$4,354		$775,019
Asset-backed obligations	—	97	—		97
Municipals	—	5	—		5
Convertible bonds & notes	—	5,210	65		5,275
Convertible stocks	2,844	494	—		3,338
Preferred securities	—	2,841	—		2,841
Common stocks	8,366	2,591	24,364		35,321
Rights & warrants	—	76	—	[1]	76
Short-term securities	33,493	—	—		33,493

Total	$44,703	$781,979	$28,783		$855,465

	Other investments[2]

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$8	$—	$—		$8
Unrealized appreciation on credit default swaps	—	7	—		7
Liabilities:
Unrealized depreciation on futures contracts	(27)	—	—		(27)
Unrealized depreciation on credit default swaps	—	(728)	—		(728)

Total	$(19)	$(721)	$—		$(740)

[1]	Amount less than one thousand.
[2]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2020 (dollars in thousands):

	Beginning value at 1/1/2020	Transfers into Level 3[3]	Purchases	Sales	Net realized loss[4]	Unrealized appreciation[4]	Transfers out of Level 3[3]	Ending value at 12/31/2020
Investment securities	$19,675	$5,892	$12,692	$(8,614)	$(4,424)	$8,405	$(4,843)	$28,783
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2020								$7,603

[3]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[4]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series	269

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2020		Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]
Bonds, notes & other debt instruments	$4,354		Estimated recovery value	Exchange terms	N/A	N/A	N/A
				Vendor price	N/A	N/A	N/A
				Par value	N/A	N/A	N/A
			Yield analysis	YTM risk premium	200 bps	200 bps	Decrease
Convertible bonds & notes	65		Transaction price	N/A	N/A	N/A	N/A
Common stocks	24,364		Estimated recovery value	N/A	N/A	N/A	N/A
				Exchange terms	N/A	N/A	N/A
				Vendor price	N/A	N/A	N/A
				Risk discount	90%	90%	Decrease
				Par value	N/A	N/A	N/A
				Adjustment based on market decline	20%	20%	Decrease
			Market comparable companies	EV/EBITDA multiple	7.5x	7.5x	Increase
				EV/EBITDA less CapEx multiple	10.2x - 23.0x	19.2x	Increase
				Discount to EV/EBITDA less CapEx multiple	50%	50%	Decrease
				DLOM	17% - 22%	19%	Decrease
			Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	50%	N/A	N/A
				Weight ascribed to discounted cash flow	50%	N/A	N/A
			Discounted cash flow	Proved reserves	$53.7 million	$53.7 million	Increase
				Discount rate	9%	9%	Decrease
			Recent market information	Quoted price	N/A	N/A	N/A
				DLOM	30%	30%	Decrease
			Transaction price	N/A	N/A	N/A	N/A
Rights & warrants	—	[3]	Black-Scholes	Implied volatility	30%	30%	Increase
				Underlying share price	N/A	N/A	N/A
	$28,783

[1]	Weighted average is by relative fair value.
[2]

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

[3]	Amount less than one thousand.

Key to abbreviations

CapEx = Capital expenditure

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

270	American Funds Insurance Series

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$219,567	$—	$219,567
U.S. Treasury bonds & notes	—	25,628	—	25,628
Asset-backed obligations	—	5,546	—	5,546
Federal agency bonds & notes	—	294	—	294
Short-term securities	—	141,404	—	141,404

Total	$—	$392,439	$—	$392,439

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$54	$—	$—	$54
Unrealized appreciation on interest rate swaps	—	1,218	—	1,218
Liabilities:
Unrealized depreciation on futures contracts	(21)	—	—	(21)
Unrealized depreciation on interest rate swaps	—	(4)	—	(4)

Total	$33	$1,214	$—	$1,247

*   Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2020, all of the fund’s investment securities were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$756,975	$—	$756,975
U.S. Treasury bonds & notes	—	663,982	—	663,982
Federal agency bonds & notes	—	341,155	—	341,155
Short-term securities	—	731,556	—	731,556

Total	$—	$2,493,668	$—	$2,493,668

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$1,235	$—	$—	$1,235
Unrealized appreciation on interest rate swaps	—	34,726	—	34,726
Liabilities:
Unrealized depreciation on futures contracts	(1,275)	—	—	(1,275)
Unrealized depreciation on interest rate swaps	—	(7,246)	—	(7,246)

Total	$(40)	$27,480	$—	$27,440

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

American Funds Insurance Series	271

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

272	American Funds Insurance Series

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may

American Funds Insurance Series	273

expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

274	American Funds Insurance Series

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

American Funds Insurance Series	275

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

276	American Funds Insurance Series

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type
Funds	Values of securities loan	Cash	U.S. government securities		Value of investment securities purchased
Global Growth Fund	$21,446	$20,305	$1,985		$18,274
Global Small Capitalization Fund	77,648	79,709	66		71,738
Growth Fund	7,302	7,559	—		6,803
International Fund	83,899	15,528	72,363		13,975
New World Fund	18,411	15,578	3,469		14,020
Blue Chip Income and Growth Fund	3,447	3,589	—		3,230
Global Growth and Income Fund	6,890	7,156	—	*	6,440
Growth-Income Fund	188,806	193,847	—		174,463
International Growth and Income Fund	6,820	7,095	14		6,385
Capital Income Builder	5,528	1,316	4,462		1,185
Asset Allocation Fund	13,741	14,048	—		12,643

*	Amount less than one thousand.

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund and High-Income Bond Fund have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2020, the maximum exposure from these unfunded commitments for Asset Allocation Fund and High-Income Bond Fund was $3,543,000 and $1,481,000, respectively, which would represent 0.01% and 0.17%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Asset Allocation Fund and High-Income Bond Fund was $740,000 and $323,000, respectively, which is disclosed as a receivable for unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

American Funds Insurance Series	277

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

278	American Funds Insurance Series

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

American Funds Insurance Series	279

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps	Credit default swaps

International Fund	Not applicable	Not applicable	$41,887		Not applicable	Not applicable
New World Fund	Not applicable	$1,829	5,742		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	6,973	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable	Not applicable	3,200	*	Not applicable	Not applicable
Capital Income Builder	Not applicable	71,475	965		$112,369	$3,389
Asset Allocation Fund	Not applicable	1,175,025	Not applicable		227,086	46,073
Global Balanced Fund	Not applicable	4,858	30,295		7,507	3,800
Bond Fund	Not applicable	3,685,113	491,051		823,870	173,850	*
Capital World Bond Fund	Not applicable	139,493	657,769		121,529	80,050
High-Income Bond Fund	Not applicable	10,600	Not applicable		Not applicable	31,310
Mortgage Fund	Not applicable	88,917	Not applicable		268,075	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	1,922,908	Not applicable		3,696,916	Not applicable
Managed Risk Growth Fund	Not applicable	178,037	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	716,661	Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	119,174	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$36,373	741,450	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	735,724	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2020 (dollars in thousands):

International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$309	Unrealized depreciation on open forward currency contracts	$395

		Net realized gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$182	Net unrealized appreciation on forward currency contracts	$45

New World Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$3	Unrealized depreciation[1]	$13
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	54

			$3		$67

See end of tables for footnotes.

280	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$140	Net unrealized depreciation on futures contracts	$(10)
Forward currency	Currency	Net realized loss on forward currency contracts	(245)	Net unrealized depreciation on forward currency contracts	(54)

			$(105)		$(64)

Global Growth and Income Fund
		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(521)	Net unrealized appreciation on forward currency contracts	$137

International Growth and Income Fund
		Net realized gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$18	Net unrealized appreciation on forward currency contracts	$12

Capital Income Builder
		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$39	Unrealized depreciation[1]	$89
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	34	Unrealized depreciation on open forward currency contracts	56
Swap	Interest	Unrealized appreciation[1]	569	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	152	Unrealized depreciation[1]	—

			$794		$145

		Net realized gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$3,606	Net unrealized appreciation on futures contracts	$281
Forward currency	Currency	Net realized gain on forward currency contracts	38	Net unrealized depreciation on forward currency contracts	(22)
Swap	Interest	Net realized gain on swap contracts	2,280	Net unrealized depreciation on swap contracts	(260)
Swap	Credit	Net realized gain on swap contracts	406	Net unrealized appreciation on swap contracts	152

			$6,330		$151

See end of tables for footnotes.

American Funds Insurance Series	281

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,610	Unrealized depreciation[1]	$2,382
Swap	Interest	Unrealized appreciation[1]	796	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	— [2]	Unrealized depreciation[1]	—

			$2,406		$2,382

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$36,747	Net unrealized appreciation on futures contracts	$2,190
Swap	Interest	Net realized loss on swap contracts	(13,556)	Net unrealized appreciation on swap contracts	4,608
Swap	Credit	Net realized gain on swap contracts	2,725	Net unrealized appreciation on swap contracts	—	[2]

			$25,916		$6,798

Global Balanced Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$3	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	257	Unrealized depreciation on open forward currency contracts	259
Swap	Interest	Unrealized appreciation[1]	21	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	—	[2]

			$281		$259

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$442	Net unrealized appreciation on futures contracts	$19
Forward currency	Currency	Net realized gain on forward currency contracts	801	Net unrealized appreciation on forward currency contracts	97
Swap	Interest	Net realized loss on swap contracts	(126)	Net unrealized appreciation on swap contracts	23
Swap	Credit	Net realized gain on swap contracts	3	Net unrealized depreciation on swap contracts	—	[2]

			$1,120		$139

See end of tables for footnotes.

282	American Funds Insurance Series

Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$7,631	Unrealized depreciation[1]	$824
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	46	Unrealized depreciation on open forward currency contracts	2,653
Swap	Interest	Unrealized appreciation[1]	3,456	Unrealized depreciation[1]	28,517

			$11,133		$31,994

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$89,071	Net unrealized appreciation on futures contracts	$10,886
Forward currency	Currency	Net realized loss on forward currency contracts	(15,906)	Net unrealized depreciation on forward currency contracts	(1,417)
Swap	Interest	Net realized loss on swap contracts	(22,499)	Net unrealized depreciation on swap contracts	(18,955)
Swap	Credit	Net realized gain on swap contracts	22,543	Net unrealized appreciation on swap contracts	—

			$73,209		$(9,486)

Capital World Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$308	Unrealized depreciation[1]	$155
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,155	Unrealized depreciation on open forward currency contracts	3,799
Swap	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	64
Swap	Credit	Unrealized appreciation[1]	31	Unrealized depreciation[1]	698

			$4,494		$4,716

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(180)	Net unrealized appreciation on futures contracts	$958
Forward currency	Currency	Net realized gain on forward currency contracts	16,206	Net unrealized appreciation on forward currency contracts	2,566
Swap	Interest	Net realized loss on swap contracts	(2,548)	Net unrealized appreciation on swap contracts	475
Swap	Credit	Net realized loss on swap contracts	(357)	Net unrealized depreciation on swap contracts	(1,398)

			$13,121		$2,601

See end of tables for footnotes.

American Funds Insurance Series	283

High-Income Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$8	Unrealized depreciation[1]	$27
Swap	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	728

			$15		$755

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(166)	Net unrealized depreciation on futures contracts	$(178)
Swap	Interest	Net realized gain on swap contracts	1	Net unrealized appreciation on swap contracts	—
Swap	Credit	Net realized gain on swap contracts	3,841	Net unrealized appreciation on swap contracts	857

			$3,676		$679

American Funds Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$54	Unrealized depreciation[1]	$21
Swap	Interest	Unrealized appreciation[1]	1,218	Unrealized depreciation[1]	4

			$1,272		$25

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$8,696	Net unrealized appreciation on futures contracts	$779
Swap	Interest	Net realized loss on swap contracts	(8,505)	Net unrealized appreciation on swap contracts	4,046

			$191		$4,825

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,235	Unrealized depreciation[1]	$1,275
Swap	Interest	Unrealized appreciation[1]	34,726	Unrealized depreciation[1]	7,246

			$35,961		$8,521

See end of tables for footnotes.

284	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$89,336	Net unrealized appreciation on futures contracts	$7,908
Swap	Interest	Net realized loss on swap contracts	(46,704)	Net unrealized appreciation on swap contracts	47,782

			$42,632		$55,690

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$69	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(323)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(40,633)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	5,618	Net unrealized appreciation on futures contracts	130

			$(35,338)		$130

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$21	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(689)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(14,445)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	1,083	Net unrealized appreciation on futures contracts	51

			$(14,051)		$51

See end of tables for footnotes.

American Funds Insurance Series	285

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$38	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(112)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(36,178)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	3,606	Net unrealized appreciation on futures contracts	90

			$(32,684)		$90

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$12,028	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	2,637	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	341	Unrealized depreciation[1]	—

			$15,006		$—

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on options purchased contracts[4]	$(22,888)	Net unrealized appreciation on options purchased contracts[5]	$—
Futures	Currency	Net realized loss on futures contracts	(563)	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(44,738)	Net unrealized appreciation on futures contracts	1,592
Futures	Interest	Net realized gain on futures contracts	24,706	Net unrealized appreciation on futures contracts	716

			$(43,483)		$2,308

See end of tables for footnotes.

286	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$358	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(82)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(141,847)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	22,678	Net unrealized appreciation on futures contracts	883

			$(119,251)		$883

[1]

Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in the fund’s investment portfolio.
[4]	Options purchased are included in net realized gain (loss) on investments in unaffiliated issuers.
[5]	Options purchased are included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers.

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2020, if close-out netting was exercised (dollars in thousands):

American Funds Insurance Series	287

International Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Citibank	$309	$(309)	$—	$—	$—
Liabilities:
Citibank	$395	$(309)	$—	$—	$86

New World Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Liabilities:
Bank of New York Mellon	$54	$—	$—	$—	$54

Capital Income Builder

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of New York Mellon	$29	$(4)	$—	$—	$25
Goldman Sachs	4	—	—	—	4
HSBC Bank	1	—	—	—	1

Total	$34	$(4)	$—	$—	$30

Liabilities:
Bank of New York Mellon	$4	$(4)	$—	$—	$—
Standard Chartered Bank	52	—	—	—	52

Total	$56	$(4)	$—	$—	$52

See end of tables for footnote.

288	American Funds Insurance Series

Global Balanced Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of New York Mellon	$14	$—	$—	$—	$14
Barclays Bank PLC	21	(1)	—	—	20
Citibank	61	(61)	—	—	—
Goldman Sachs	44	(14)	—	—	30
HSBC Bank	38	(19)	—	—	19
JPMorgan Chase	12	(11)	—	—	1
Morgan Stanley	54	(48)	—	—	6
Standard Chartered Bank	11	(11)	—	—	—
UBS AG	2	—	—	—	2

Total	$257	$(165)	$—	$—	$92

Liabilities:
Bank of America	$21	$—	$—	$—	$21
Barclays Bank PLC	1	(1)	—	—	—
Citibank	115	(61)	—	—	54
Goldman Sachs	14	(14)	—	—	—
HSBC Bank	19	(19)	—	—	—
JPMorgan Chase	11	(11)	—	—	—
Morgan Stanley	48	(48)	—	—	—
Standard Chartered Bank	30	(11)	—	—	19

Total	$259	$(165)	$—	$—	$94

Bond Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Morgan Stanley	$46	$—	$—	$(46)	$—
Liabilities:
Bank of New York Mellon	$877	$—	$(877)	$—	$—
HSBC Bank	1,714	—	(1,714)	—	—
UBS AG	62	—	—	—	62

Total	$2,653	$—	$(2,591)	$—	$62

See end of tables for footnote.

American Funds Insurance Series	289

Capital World Bond Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of America	$439	$(439)	$—	$—	$—
Bank of New York Mellon	109	(2)	—	—	107
Citibank	281	(281)	—	—	—
Goldman Sachs	1,536	(359)	—	(1,110)	67
HSBC Bank	319	(97)	(108)	—	114
JPMorgan Chase	924	—	(924)	—	—
Standard Chartered Bank	202	(8)	(194)	—	—
UBS AG	345	(345)	—	—	—

Total	$4,155	$(1,531)	$(1,226)	$(1,110)	$288

Liabilities:
Bank of America	$551	$(439)	$(63)	$—	$49
Bank of New York Mellon	2	(2)	—	—	—
Citibank	1,691	(281)	(1,312)	—	98
Goldman Sachs	359	(359)	—	—	—
HSBC Bank	97	(97)	—	—	—
Morgan Stanley	560	—	(466)	—	94
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	531	(345)	—	—	186

Total	$3,799	$(1,531)	$(1,841)	$—	$427

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2020, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

290	American Funds Insurance Series

Additional tax basis disclosures for each fund as of December 31, 2020, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

Undistributed ordinary income	$23,610	$—	$276,979	$4,878	$10,741	$38,218
Undistributed long-term capital gains	445,512	123,145	5,068,501	—	143,589	—
Capital loss carryforward*	—	—	—	(136,440)	—	(63,496)
Capital loss carryforward utilized	—	—	—	13,382	—	—

Gross unrealized appreciation on investments	4,449,917	2,433,892	21,167,676	4,059,818	1,659,058	3,361,319
Gross unrealized depreciation on investments	(135,394)	(86,045)	(234,902)	(340,845)	(33,325)	(539,186)
Net unrealized appreciation (depreciation) on investments	4,314,523	2,347,847	20,932,774	3,718,973	1,625,733	2,822,133

Cost of investments	3,966,775	3,047,816	17,944,956	6,940,513	2,596,976	6,754,573

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(13,829)	6	—	(1)	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Undistributed ordinary income	$4,517	$161,308	$5,778	$3,530	$248,732	$646
Undistributed long-term capital gains	51,479	403,490	—	—	899,471	1,975
Capital loss carryforward*	—	—	(76,870)	(62,945)	—	—

Gross unrealized appreciation on investments	784,941	15,269,066	428,729	168,138	8,710,090	103,417
Gross unrealized depreciation on investments	(35,268)	(859,941)	(46,994)	(16,334)	(257,151)	(3,408)
Net unrealized appreciation (depreciation) on investments	749,673	14,409,125	381,735	151,804	8,452,939	100,009

Cost of investments	1,420,661	24,205,230	1,075,943	952,928	22,421,338	353,494

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(822)	(1)	1	18	2

See end of tables for footnote.

American Funds Insurance Series	291

	Bond Fund	Capital World Bond Fund	High- Income Bond Fund	American Funds Mortgage Fund	Ultra- Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund

Undistributed ordinary income	$293,413	$42,838	$6,554	$7,215	$—	$133,505
Undistributed long-term capital gains	218,389	21,745	—	4,438	—	51,890
Capital loss carryforward*	—	—	(247,718)	—	(1)	—

Gross unrealized appreciation on investments	648,591	188,721	54,124	6,536	8	88,168
Gross unrealized depreciation on investments	(47,722)	(20,385)	(55,153)	(625)	(2)	(16,204)
Net unrealized appreciation (depreciation) on investments	600,869	168,336	(1,029)	5,911	6	71,964

Cost of investments	13,100,327	2,172,394	857,316	387,737	372,351	2,449,196

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	—	7,377	—	(172)	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$1,371	$929	$4,349	$25,029	$31,041
Undistributed long-term capital gains	24,118	—	—	33,730	—
Capital loss carryforward*	—	(11,769)	(22,483)	—	(31,551)

Gross unrealized appreciation on investments	156,525	33,827	62,066	380,437	403,906
Gross unrealized depreciation on investments	(4,202)	(8,961)	(45,409)	(58,764)	(17,089)
Net unrealized appreciation (depreciation) on investments	152,323	24,866	16,657	321,673	386,817

Cost of investments	412,543	144,392	339,936	2,110,156	2,394,223

*

Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,383	$73,033	$89,416	$31,022	$121,251	$152,273
Class 1A	29	205	234	82	367	449
Class 2	13,463	109,286	122,749	40,119	204,481	244,600
Class 4	653	11,537	12,190	3,204	17,408	20,612

Total	$30,528	$194,061	$224,589	$74,427	$343,507	$417,934

See end of tables for footnote.

292	American Funds Insurance Series

Global Small Capitalization Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$5,414	$120,074	$125,488	$28,009	$97,912	$125,921
Class 1A	2	42	44	6	23	29
Class 2	5,373	140,495	145,868	28,406	119,280	147,686
Class 4	408	12,682	13,090	1,932	9,184	11,116

Total	$11,197	$273,293	$284,490	$58,353	$226,399	$284,752

Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$68,600	$285,315	$353,915	$150,838	$964,757	$1,115,595
Class 1A	141	547	688	193	1,290	1,483
Class 2	53,722	404,657	458,379	192,058	1,500,212	1,692,270
Class 3	860	5,433	6,293	2,713	20,442	23,155
Class 4	3,629	42,241	45,870	14,770	130,929	145,699

Total	$126,952	$738,193	$865,145	$360,572	$2,617,630	$2,978,202

International Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$44,223	$—	$44,223	$85,943	$130,060	$216,003
Class 1A	56	—	56	95	141	236
Class 2	25,688	—	25,688	59,246	104,778	164,024
Class 3	157	—	157	354	637	991
Class 4	1,591	—	1,591	4,496	8,870	13,366

Total	$71,715	$—	$71,715	$150,134	$244,486	$394,620

New World Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,847	$8,752	$25,599	$23,315	$71,500	$94,815
Class 1A	48	26	74	39	132	171
Class 2	6,570	4,233	10,803	8,693	34,958	43,651
Class 4	4,454	3,019	7,473	4,452	21,103	25,555

Total	$27,919	$16,030	$43,949	$36,499	$127,693	$164,192

See end of tables for footnote.

American Funds Insurance Series	293

Blue Chip Income and Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$100,756	$61,517	$162,273	$118,657	$410,713	$529,370
Class 1A	350	134	484	163	435	598
Class 2	48,936	34,662	83,598	60,118	238,793	298,911
Class 4	10,866	7,992	18,858	10,646	38,700	49,346

Total	$160,908	$104,305	$265,213	$189,584	$688,641	$878,225

Global Growth and Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$8,987	$15,679	$24,666	$12,475	$27,971	$40,446
Class 1A	28	53	81	33	66	99
Class 2	15,537	32,112	47,649	24,591	66,794	91,385
Class 4	1,576	3,612	5,188	2,298	5,970	8,268

Total	$26,128	$51,456	$77,584	$39,397	$100,801	$140,198

Growth-Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$381,174	$482,142	$863,316	$455,391	$1,825,184	$2,280,575
Class 1A	211	265	476	206	825	1,031
Class 2	207,651	305,445	513,096	272,097	1,260,360	1,532,457
Class 3	2,378	3,413	5,791	3,204	14,500	17,704
Class 4	17,727	29,072	46,799	21,474	103,934	125,408

Total	$609,141	$820,337	$1,429,478	$752,372	$3,204,803	$3,957,175

International Growth and Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$17,264	$—	$17,264	$41,626	$—	$41,626
Class 1A	38	—	38	84	—	84
Class 2	2,910	—	2,910	8,726	—	8,726
Class 4	1,255	—	1,255	3,112	—	3,112

Total	$21,467	$—	$21,467	$53,548	$—	$53,548

See end of tables for footnote.

294	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$17,286	$—	$17,286	$13,476	$—	$13,476
Class 1A	161	—	161	126	—	126
Class 2	181	—	181	137	—	137
Class 4	11,369	—	11,369	10,875	—	10,875

Total	$28,997	$—	$28,997	$24,614	$—	$24,614

Asset Allocation Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$333,238	$79,610	$412,848	$356,589	$816,841	$1,173,430
Class 1A	213	51	264	189	416	605
Class 2	80,906	22,747	103,653	94,178	253,101	347,279
Class 3	520	141	661	608	1,581	2,189
Class 4	67,789	21,221	89,010	71,682	206,152	277,834

Total	$482,666	$123,770	$606,436	$523,246	$1,278,091	$1,801,337

Global Balanced Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,746	$5,085	$6,831	$1,912	$3,479	$5,391
Class 1A	29	99	128	28	61	89
Class 2	2,128	7,631	9,759	2,521	5,487	8,008
Class 4	844	3,811	4,655	954	2,492	3,446

Total	$4,747	$16,626	$21,373	$5,415	$11,519	$16,934

Bond Fund

	Year ended December 31, 2020			Year ended December 31, 2019

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$185,412	$25,238	$210,650	$177,855	$—	$177,855
Class 1A	224	31	255	165	—	165
Class 2	96,166	14,478	110,644	90,796	—	90,796
Class 4	15,659	2,303	17,962	11,384	—	11,384

Total	$297,461	$42,050	$339,511	$280,200	$—	$280,200

See end of tables for footnote.

American Funds Insurance Series	295

Capital World Bond Fund

	Year ended December 31, 2020					Year ended December 31, 2019

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$30,575		$4,335	$34,910		$19,173		$—	$19,173
Class 1A	16		3	19		7		—	7
Class 2	24,602		3,871	28,473		15,927		—	15,927
Class 4	1,252		206	1,458		649		—	649

Total	$56,445		$8,415	$64,860		$35,756		$—	$35,756

High-Income Bond Fund
	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$10,071		$—	$10,071		$33,304		$—	$33,304
Class 1A	78		—	78		45		—	45
Class 2	54,086		—	54,086		41,753		—	41,753
Class 3	799		—	799		611		—	611
Class 4	4,806		—	4,806		3,353		—	3,353

Total	$69,840		$—	$69,840		$79,066		$—	$79,066

American Funds Mortgage Fund

	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$3,288		$263	$3,551		$5,573		$—	$5,573
Class 1A	13		1	14		12		—	12
Class 2	722		75	797		1,355		—	1,355
Class 4	406		52	458		585		—	585

Total	$4,429		$391	$4,820		$7,525		$—	$7,525

Ultra-Short Bond Fund

	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$104		$—	$104		$604		$—	$604
Class 1A	—	*	—	—	*	—	*	—	—	*
Class 2	558		—	558		4,088		—	4,088
Class 3	8		—	8		59		—	59
Class 4	67		—	67		342		—	342

Total	$737		$—	$737		$5,093		$—	$5,093

See end of tables for footnote.

296	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$12,901	$3,231	$16,132	$31,700	$—	$31,700
Class 1A	107	29	136	50	—	50
Class 2	40,852	11,067	51,919	26,790	—	26,790
Class 3	318	89	407	180	—	180
Class 4	7,195	1,992	9,187	2,241	—	2,241

Total	$61,373	$16,408	$77,781	$60,961	$—	$60,961

Managed Risk Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$64	$374	$438	$61	$256	$317
Class P2	3,441	21,395	24,836	3,581	26,324	29,905

Total	$3,505	$21,769	$25,274	$3,642	$26,580	$30,222

Managed Risk International Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$21	$10	$31	$11	$16	$27
Class P2	1,913	1,303	3,216	2,974	4,795	7,769

Total	$1,934	$1,313	$3,247	$2,985	$4,811	$7,796

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$29	$37	$66	$13	$40	$53
Class P2	6,006	10,828	16,834	5,566	17,796	23,362

Total	$6,035	$10,865	$16,900	$5,579	$17,836	$23,415

Managed Risk Growth-Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$37,519	$103,175	$140,694	$14,564	$14,505	$29,069
Class P2	4,874	15,199	20,073	1,352	2,019	3,371

Total	$42,393	$118,374	$160,767	$15,916	$16,524	$32,440

See end of tables for footnote.

American Funds Insurance Series	297

Managed Risk Asset Allocation Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$58	$146	$204	$5	$65	$70
Class P2	40,641	105,833	146,474	62,691	115,050	177,741

Total	$40,699	$105,979	$146,678	$62,696	$115,115	$177,811

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2020, CRMC voluntarily waived to proposed rates for Global Growth in advance of the next investment advisory and service agreement that will become effective May 1, 2021. In addition, CRMC waived a portion of its investment advisory services fees at the rate of 0.05% of the daily net assets of each of the managed risk funds. The waiver for each of the managed risk funds will be in effect through at least May 1, 2021, and may only be modified or terminated with the approval of the series’ board.

Effective May 1, 2020, CRMC began to waive a portion of its investment advisory fees at the rates of 0.18%, 0.26%, 0.10% and 0.18% of the daily net assets of New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, respectively. These waivers will be in effect through at least May 1, 2021, and may only be modified or terminated with the approval of the series’ board.

Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. CRMC does not intend to recoup these waivers. For the year ended December 31, 2020, total investment advisory services fees waived by CRMC were $10,896,000.

298	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2020, before waiver	2020, after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.511%	.511%
Global Small Capitalization Fund	.800	.635	.6	5.0	.694	.694
Growth Fund	.500	.280	.6	34.0	.316	.316
International Fund	.690	.430	.5	21.0	.494	.494
New World Fund	.850	.580	.5	4.0	.698	.574
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.597	.597
Growth-Income Fund	.500	.219	.6	34.0	.255	.255
International Growth and Income Fund	.690	.500	.5	1.5	.613	.613
Capital Income Builder	.500	.410	.6	1.0	.480	.303
Asset Allocation Fund	.500	.240	.6	21.0	.265	.265
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.362	.362
Capital World Bond Fund	.570	.450	1.0	3.0	.533	.465
High-Income Bond Fund	.500	.420	.6	2.0	.484	.484
American Funds Mortgage Fund	.420	.290	.6	3.0	.420	.299
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.349	.349
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses —Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

American Funds Insurance Series	299

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$791
Class 1A	$—	$19	2
Class 2	9,578	Not applicable	1,150
Class 4	1,044	1,044	125

Total class-specific expenses	$10,622	$1,063	$2,068

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$594
Class 1A	$—	$2	—	*
Class 2	5,567	Not applicable	668
Class 4	517	516	62

Total class-specific expenses	$6,084	$518	$1,324

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$3,640
Class 1A	$—	$74	9
Class 2	42,263	Not applicable	5,071
Class 3	414	Not applicable	69
Class 4	4,410	4,410	529

Total class-specific expenses	$47,087	$4,484	$9,318

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,462
Class 1A	$—	$19	2
Class 2	9,793	Not applicable	1,175
Class 3	39	Not applicable	7
Class 4	886	886	106

Total class-specific expenses	$10,718	$905	$2,752

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$588
Class 1A	$—	$20	2
Class 2	2,298	Not applicable	276
Class 4	1,633	1,633	196

Total class-specific expenses	$3,931	$1,653	$1,062

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,537
Class 1A	$—	$34	4
Class 2	7,027	Not applicable	843
Class 4	1,627	1,626	195

Total class-specific expenses	$8,654	$1,660	$2,579

See end of tables for footnote.

300	American Funds Insurance Series

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$180
Class 1A	$—	$5	—	*
Class 2	3,032	Not applicable	364
Class 4	343	343	41

Total class-specific expenses	$3,375	$348	$585

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$6,099
Class 1A	$—	$29	4
Class 2	31,824	Not applicable	3,819
Class 3	260	Not applicable	43
Class 4	3,025	3,025	363

Total class-specific expenses	$35,109	$3,054	$10,328

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$310
Class 1A	$—	$6	1
Class 2	494	Not applicable	59
Class 4	233	233	28

Total class-specific expenses	$727	$239	$398

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$163
Class 1A	$—	$14	1
Class 2	15	Not applicable	2
Class 4	1,069	1,069	128

Total class-specific expenses	$1,084	$1,083	$294

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$5,209
Class 1A	$—	$29	4
Class 2	12,220	Not applicable	1,466
Class 3	56	Not applicable	9
Class 4	11,373	11,373	1,365

Total class-specific expenses	$23,649	$11,402	$8,053

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$39
Class 1A	$—	$5	1
Class 2	487	Not applicable	58
Class 4	234	234	28

Total class-specific expenses	$721	$239	$126

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,950
Class 1A	$—	$20	2
Class 2	9,104	Not applicable	1,093
Class 4	1,484	1,484	178

Total class-specific expenses	$10,588	$1,504	$3,223

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$329
Class 1A	$—	$1	—	*
Class 2	2,480	Not applicable	298
Class 4	129	130	15

Total class-specific expenses	$2,609	$131	$642

See end of tables for footnote.

American Funds Insurance Series	301

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$73
Class 1A	$—	$2		—	*
Class 2	1,571	Not applicable		188
Class 3	17	Not applicable		3
Class 4	138	138		17

Total class-specific expenses	$1,726	$140		$281

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$61
Class 1A	$—	$2		—	*
Class 2	142	Not applicable		17
Class 4	88	88		11

Total class-specific expenses	$230	$90		$89

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$12
Class 1A	$—	$—	*	—	*
Class 2	662	Not applicable		80
Class 3	7	Not applicable		1
Class 4	85	85		10

Total class-specific expenses	$754	$85		$103

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$223
Class 1A	$—	$9		1
Class 2	3,460	Not applicable		415
Class 3	18	Not applicable		3
Class 4	578	578		70

Total class-specific expenses	$4,056	$587		$712

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$21
Class P2	$1,177	1,177

Total class-specific expenses	$1,177	$1,198

Managed Risk International Fund
Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$3
Class P2	$389	389

Total class-specific expenses	$389	$392

Managed Risk Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$3
Class P2	$861	861

Total class-specific expenses	$861	$864

Managed Risk Growth-Income Fund
Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$4,911
Class P2	$718	719

Total class-specific expenses	$718	$5,630

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$9
Class P2	$6,703	6,703

Total class-specific expenses	$6,703	$6,712

*	Amount less than one thousand.

302	American Funds Insurance Series

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses for Managed Risk International Fund. Miscellaneous expenses exclude investment advisory services fees and distribution services fees. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2020, total fees and expenses reimbursed by CRMC were $41,000. CRMC does not intend to recoup this reimbursement. Fees and expenses in the fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation

Global Growth Fund	$22	$14		$36
Global Small Capitalization Fund	14	9		23
Growth Fund	96	66		162
International Fund	30	17		47
New World Fund	11	7		18
Blue Chip Income and Growth Fund	27	17		44
Global Growth and Income Fund	6	4		10
Growth-Income Fund	111	66		177
International Growth and Income Fund	4	3		7
Capital Income Builder	3	2		5
Asset Allocation Fund	86	49		135
Global Balanced Fund	1	1		2
Bond Fund	34	17		51
Capital World Bond Fund	7	4		11
High-Income Bond Fund	3	1		4
American Funds Mortgage Fund	1	—	*	1
Ultra-Short Bond Fund	1	1		2
U.S. Government/AAA-Rated Securities Fund	8	1		9
Managed Risk Growth Fund	2	1		3
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	7	4		11
Managed Risk Asset Allocation Fund	8	5		13

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Insurance Series	303

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2020 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)

Global Growth Fund	$139,989	$85,866	$21,004
Global Small Capitalization Fund	56,497	146,865	24,912
Growth Fund	569,889	816,449	267,011
International Fund	118,996	128,534	14,532
New World Fund	53,097	61,321	2,932
Blue Chip Income and Growth Fund	150,238	75,751	590
Global Growth and Income Fund	24,156	52,461	(6,576)
Growth-Income Fund	471,004	714,281	60,282
International Growth and Income Fund	16,646	26,076	874
Capital Income Builder	82,136	47,478	(9,672)
Asset Allocation Fund	262,721	379,296	62,547
Bond Fund	88,459	33,704	2,473
Capital World Bond Fund	11,945	12,762	(51)
High-Income Bond Fund	6,251	371,551	(18,424)
U.S. Government/AAA-Rated Securities Fund	—	444,556	22,675

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2020.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$402,110	11,550	$89,416	2,661	$(365,952)	(11,056)	$125,574	3,155
Class 1A	4,330	121	234	7	(2,564)	(87)	2,000	41
Class 2	46,502	1,410	122,749	3,738	(613,644)	(18,242)	(444,393)	(13,094)
Class 4	96,748	2,812	12,190	377	(63,324)	(1,924)	45,614	1,265

Total net increase (decrease)	$549,690	15,893	$224,589	6,783	$(1,045,484)	(31,309)	$(271,205)	(8,633)

Year ended December 31, 2019
Class 1	$230,089	7,777	$152,273	5,192	$(333,318)	(11,180)	$49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122

Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$(918,993)	(31,011)	$(153,769)	(4,829)

See end of tables for footnotes.

304	American Funds Insurance Series

Global Small Capitalization Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$223,000	10,191	$125,091	5,146	$(466,963)	(18,580)	$(118,872)	(3,243)
Class 1A	627	24	43	2	(268)	(10)	402	16
Class 2	60,922	2,877	145,869	6,194	(409,129)	(15,839)	(202,338)	(6,768)
Class 4	35,430	1,424	13,089	554	(34,957)	(1,396)	13,562	582

Total net increase (decrease)	$319,979	14,516	$284,092	11,896	$(911,317)	(35,825)	$(307,246)	(9,413)

Year ended December 31, 2019
Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032

Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$102,952	4,408

Growth Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$2,322,779	26,334	$353,232	3,917	$(2,999,100)	(33,591)	$(323,089)	(3,340)
Class 1A	33,301	338	688	8	(5,835)	(64)	28,154	282
Class 2	437,349	4,937	458,379	5,218	(3,162,923)	(34,505)	(2,267,195)	(24,350)
Class 3	1,333	17	6,293	70	(37,446)	(395)	(29,820)	(308)
Class 4	325,002	3,612	45,870	534	(283,912)	(3,180)	86,960	966

Total net increase (decrease)	$3,119,764	35,238	$864,462	9,747	$(6,489,216)	(71,735)	$(2,504,990)	(26,750)

Year ended December 31, 2019
Class 1	$896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375

Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$974,922	15,701

See end of tables for footnotes.

American Funds Insurance Series	305

International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$535,603	30,721	$44,223	2,049	$(963,355)	(50,229)	$(383,529)	(17,459)
Class 1A	2,754	147	56	2	(1,389)	(70)	1,421	79
Class 2	271,356	15,425	25,688	1,204	(667,572)	(33,696)	(370,528)	(17,067)
Class 3	226	12	157	7	(3,148)	(157)	(2,765)	(138)
Class 4	52,233	2,881	1,591	76	(62,187)	(3,226)	(8,363)	(269)

Total net increase (decrease)	$862,172	49,186	$71,715	3,338	$(1,697,651)	(87,378)	$(763,764)	(34,854)

Year ended December 31, 2019
Class 1	$171,233	8,812	$215,640	10,988	$(699,395)	(35,642)	$(312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543

Total net increase (decrease)	$409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$(536,801)	(27,191)

New World Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$80,299	3,402	$25,570	1,027	$(337,036)	(13,731)	$(231,167)	(9,302)
Class 1A	12,129	461	73	3	(1,703)	(71)	10,499	393
Class 2	102,697	3,915	10,803	447	(184,643)	(7,218)	(71,143)	(2,856)
Class 4	89,140	3,662	7,473	310	(84,462)	(3,316)	12,151	656

Total net increase (decrease)	$284,265	11,440	$43,919	1,787	$(607,844)	(24,336)	$(279,660)	(11,109)

Year ended December 31, 2019
Class 1	$149,338	6,057	$94,601	3,981	$(207,841)	(8,743)	$36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985

Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$54,641	2,121

See end of tables for footnotes.

306	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$474,186	41,847	$161,061	11,902	$(825,919)	(67,505)	$(190,672)	(13,756)
Class 1A	15,517	1,215	484	35	(2,556)	(194)	13,445	1,056
Class 2	75,893	6,771	83,599	6,287	(337,510)	(26,379)	(178,018)	(13,321)
Class 4	148,645	12,358	18,858	1,428	(54,754)	(4,444)	112,749	9,342

Total net increase (decrease)	$714,241	62,191	$264,002	19,652	$(1,220,739)	(98,522)	$(242,496)	(16,679)

Year ended December 31, 2019
Class 1	$213,624	16,737	$525,212	41,913	$(484,978)	(37,271)	$253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519

Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$(890,185)	(68,613)	$429,824	36,440

Global Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$274,643	21,210	$23,674	1,607	$(306,092)	(22,650)	$(7,775)	167
Class 1A	474	35	81	6	(266)	(18)	289	23
Class 2	48,178	3,670	47,647	3,258	(175,562)	(11,876)	(79,737)	(4,948)
Class 4	26,989	1,950	5,189	362	(19,540)	(1,418)	12,638	894

Total net increase (decrease)	$350,284	26,865	$76,591	5,233	$(501,460)	(35,962)	$(74,585)	(3,864)

Year ended December 31, 2019
Class 1	$43,801	2,986	$38,762	2,639	$(61,157)	(4,174)	$21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863

Total net increase (decrease)	$94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$(76,937)	(5,088)

See end of tables for footnotes.

American Funds Insurance Series	307

Growth-Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$1,892,111	42,172	$862,018	17,198	$(2,883,447)	(61,087)	$(129,318)	(1,717)
Class 1A	4,637	94	476	9	(1,475)	(30)	3,638	73
Class 2	252,743	5,452	513,097	10,416	(1,497,209)	(30,770)	(731,369)	(14,902)
Class 3	2,002	41	5,790	116	(23,231)	(465)	(15,439)	(308)
Class 4	174,576	3,682	46,799	965	(148,613)	(3,153)	72,762	1,494

Total net increase (decrease)	$2,326,069	51,441	$1,428,180	28,704	$(4,553,975)	(95,505)	$(799,726)	(15,360)

Year ended December 31, 2019
Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364

Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

International Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$78,373	5,478	$17,128	948	$(179,914)	(10,267)	$(84,413)	(3,841)
Class 1A	977	66	38	2	(791)	(49)	224	19
Class 2	13,943	970	2,909	161	(63,267)	(3,635)	(46,415)	(2,504)
Class 4	17,701	1,130	1,255	70	(13,000)	(825)	5,956	375

Total net increase (decrease)	$110,994	7,644	$21,330	1,181	$(256,972)	(14,776)	$(124,648)	(5,951)

Year ended December 31, 2019
Class 1	$9,331	555	$41,626	2,406	$(130,370)	(7,620)	$(79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911

Total net increase (decrease)	$44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$(78,069)	(4,589)

See end of tables for footnotes.

308	American Funds Insurance Series

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$237,195	24,206	$17,285	1,757	$(178,753)	(18,572)	$75,727	7,391
Class 1A	809	80	161	16	(340)	(34)	630	62
Class 2	2,017	200	181	18	(286)	(28)	1,912	190
Class 4	49,099	4,860	11,369	1,158	(58,009)	(5,855)	2,459	163

Total net increase (decrease)	$289,120	29,346	$28,996	2,949	$(237,388)	(24,489)	$80,728	7,806

Year ended December 31, 2019
Class 1	$160,592	15,806	$13,476	1,322	$(12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742

Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$(42,829)	(4,233)	$213,209	20,998

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$1,817,230	79,909	$412,849	16,378	$(2,437,918)	(107,604)	$(207,839)	(11,317)
Class 1A	4,177	174	264	10	(1,862)	(81)	2,579	103
Class 2	109,553	4,668	103,653	4,169	(595,244)	(25,445)	(382,038)	(16,608)
Class 3	914	38	661	26	(4,390)	(184)	(2,815)	(120)
Class 4	410,135	17,490	89,009	3,606	(327,826)	(14,043)	171,318	7,053

Total net increase (decrease)	$2,342,009	102,279	$606,436	24,189	$(3,367,240)	(147,357)	$(418,795)	(20,889)

Year ended December 31, 2019
Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585

Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

See end of tables for footnotes.

American Funds Insurance Series	309

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$29,379	2,319	$6,831	491	$(35,963)	(2,860)	$247	(50)
Class 1A	379	27	127	9	(183)	(13)	323	23
Class 2	10,289	792	9,760	704	(28,821)	(2,185)	(8,772)	(689)
Class 4	11,783	881	4,655	339	(10,044)	(767)	6,394	453

Total net increase (decrease)	$51,830	4,019	$21,373	1,543	$(75,011)	(5,825)	$(1,808)	(263)

Year ended December 31, 2019
Class 1	$10,073	777	$5,390	408	$(9,768)	(718)	$5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019

Total net increase (decrease)	$33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$1,499,439	128,201	$208,932	17,767	$(1,735,112)	(150,736)	$(26,741)	(4,768)
Class 1A	3,563	306	255	22	(1,431)	(124)	2,387	204
Class 2	397,055	34,256	110,645	9,541	(449,029)	(39,506)	58,671	4,291
Class 4	242,089	20,999	17,962	1,553	(81,119)	(7,132)	178,932	15,420

Total net increase (decrease)	$2,142,146	183,762	$337,794	28,883	$(2,266,691)	(197,498)	$213,249	15,147

Year ended December 31, 2019
Class 1	$562,508	51,468	$176,372	15,842	$(614,303)	(56,025)	$124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216

Total net increase (decrease)	$849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$49,693	4,153

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$279,297	22,900	$34,711	2,801	$(244,497)	(20,428)	$69,511	5,273
Class 1A	323	26	18	1	(135)	(11)	206	16
Class 2	104,127	8,595	28,474	2,321	(140,860)	(11,802)	(8,259)	(886)
Class 4	21,389	1,754	1,457	120	(13,943)	(1,171)	8,903	703

Total net increase (decrease)	$405,136	33,275	$64,660	5,243	$(399,435)	(33,412)	$70,361	5,106

Year ended December 31, 2019
Class 1	$94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558

Total net increase (decrease)	$140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$(84,997)	(7,192)

See end of tables for footnotes.

310	American Funds Insurance Series

High-Income Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$18,985	2,117	$9,529	992	$(390,999)	(43,725)	$(362,485)	(40,616)
Class 1A	408	43	78	8	(220)	(23)	266	28
Class 2	18,520	1,972	54,086	5,739	(68,277)	(7,320)	4,329	391
Class 3	733	76	799	83	(1,434)	(151)	98	8
Class 4	103,183	9,989	4,806	465	(102,765)	(9,921)	5,224	533

Total net increase (decrease)	$141,829	14,197	$69,298	7,287	$(563,695)	(61,140)	$(352,568)	(39,656)

Year ended December 31, 2019
Class 1	$9,412	933	$33,027	3,374	$(48,250)	(4,826)	$(5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868

Total net increase (decrease)	$84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$(8,439)	(828)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$68,523	6,189	$3,551	321	$(68,907)	(6,295)	$3,167	215
Class 1A	899	81	14	1	(274)	(24)	639	58
Class 2	7,728	703	797	72	(9,799)	(891)	(1,274)	(116)
Class 4	24,189	2,227	458	42	(16,769)	(1,535)	7,878	734

Total net increase (decrease)	$101,339	9,200	$4,820	436	$(95,749)	(8,745)	$10,410	891

Year ended December 31, 2019
Class 1	$31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258

Total net increase (decrease)	$48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

See end of tables for footnotes.

American Funds Insurance Series	311

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$32,173	2,840	$104		9		$(17,960)	(1,586)	$14,317	1,263
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	162,780	14,772	558		50		(104,954)	(9,527)	58,384	5,295
Class 3	2,553	229	8		1		(1,439)	(129)	1,122	101
Class 4	51,028	4,586	67		6		(32,890)	(2,958)	18,205	1,634

Total net increase (decrease)	$248,534	22,427	$737		66		$(157,243)	(14,200)	$92,028	8,293

Year ended December 31, 2019
Class 1	$9,753	856	$604		53		$(17,930)	(1,576)	$(7,573)	(667)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	85,259	7,676	4,088		371		(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59		5		(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342		31		(17,702)	(1,580)	4,153	371

Total net increase (decrease)	$117,239	10,516	$5,093		460		$(143,860)	(12,905)	$(21,528)	(1,929)

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$194,142	14,793	$15,787		1,214		$(1,305,241)	(98,066)	$(1,095,312)	(82,059)
Class 1A	3,400	259	136		11		(2,557)	(195)	979	75
Class 2	211,715	16,419	51,919		4,038		(245,761)	(18,789)	17,873	1,668
Class 3	2,382	183	407		31		(1,812)	(139)	977	75
Class 4	301,535	23,299	9,187		715		(169,936)	(13,051)	140,786	10,963

Total net increase (decrease)	$713,174	54,953	$77,436		6,009		$(1,725,307)	(130,240)	$(934,697)	(69,278)

Year ended December 31, 2019
Class 1	$63,401	5,184	$31,462		2,550		$(170,411)	(13,819)	$(75,548)	(6,085)
Class 1A	1,348	110	50		4		(488)	(40)	910	74
Class 2	105,457	8,638	26,789		2,193		(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180		15		(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241		183		(41,016)	(3,366)	30,257	2,469

Total net increase (decrease)	$240,213	19,663	$60,722		4,945		$(368,613)	(30,109)	$(67,678)	(5,501)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$3,987	282	$438		32		$(1,595)	(110)	$2,830	204
Class P2	54,142	3,714	24,836		1,828		(71,110)	(4,841)	7,868	701

Total net increase (decrease)	$58,129	3,996	$25,274		1,860		$(72,705)	(4,951)	$10,698	905

Year ended December 31, 2019
Class P1	$2,619	201	$317		25		$(523)	(41)	$2,413	185
Class P2	47,485	3,690	29,905		2,419		(30,455)	(2,336)	46,935	3,773

Total net increase (decrease)	$50,104	3,891	$30,222		2,444		$(30,978)	(2,377)	$49,348	3,958

See end of tables for footnotes.

312	American Funds Insurance Series

Managed Risk International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$1,063	104	$31	3	$(311)	(30)	$783	77
Class P2	14,905	1,575	3,216	348	(17,706)	(1,759)	415	164

Total net increase (decrease)	$15,968	1,679	$3,247	351	$(18,017)	(1,789)	$1,198	241

Year ended December 31, 2019
Class P1	$357	34	$27	3	$(140)	(14)	$244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)

Total net increase (decrease)	$7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Managed Risk Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$947	85	$66	7	$(241)	(23)	$772	69
Class P2	24,832	2,333	16,834	1,640	(31,353)	(2,866)	10,313	1,107

Total net increase (decrease)	$25,779	2,418	$16,900	1,647	$(31,594)	(2,889)	$11,085	1,176

Year ended December 31, 2019
Class P1	$547	46	$53	5	$(313)	(28)	$287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644

Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$6,553	667

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$92,644	6,852	$140,694	11,020	$(143,917)	(10,953)	$89,421	6,919
Class P2	24,533	1,843	20,073	1,584	(19,990)	(1,489)	24,616	1,938

Total net increase (decrease)	$117,177	8,695	$160,767	12,604	$(163,907)	(12,442)	$114,037	8,857

Year ended December 31, 2019
Class P1	$86,511	6,809	$29,069	2,244	$(82,465)	(6,312)	$33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919

Total net increase (decrease)	$114,701	9,027	$32,440	2,507	$(102,498)	(7,874)	$44,643	3,660

See end of tables for footnotes.

American Funds Insurance Series	313

Managed Risk Asset Allocation Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$3,275	256	$204	16	$(622)	(45)	$2,857	227
Class P2	73,918	5,805	146,474	12,155	(280,685)	(21,952)	(60,293)	(3,992)

Total net increase (decrease)	$77,193	6,061	$146,678	12,171	$(281,307)	(21,997)	$(57,436)	(3,765)

Year ended December 31, 2019
Class P1	$626	47	$70	5	$(334)	(25)	$362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386

Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$(260,747)	(20,248)	$23,729	2,413

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10.	Ownership concentration

At December 31, 2020, Managed Risk Growth and Income Portfolio held 31% and 13% of the outstanding shares of American Funds Insurance Series - Capital Income Builder and American Funds Insurance Series - Global Growth and Income Fund, respectively. In addition, Managed Risk Global Allocation Portfolio held 23% of the outstanding shares of American Funds Insurance Series - Global Balanced Fund.

314	American Funds Insurance Series

11.	Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2020 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

Purchases of investment securities*	$1,120,770	$1,594,529	$9,567,139	$3,388,922	$2,260,974	$3,267,025
Sales of investment securities*	1,767,373	2,143,797	13,469,567	4,123,935	2,596,083	3,472,007
Non-U.S. taxes paid on dividend income	5,330	2,026	6,921	10,822	2,631	477
Non-U.S. taxes paid on interest income	—	11	—	—	4	—
Non-U.S. taxes paid on realized gains	—	—	—	—	1,590	—
Non-U.S. taxes provided on unrealized appreciation	7,807	7,041	—	26,706	15,681	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Purchases of investment securities*	$649,244	$10,784,043	$686,636	$1,656,908	$33,575,749	$245,807
Sales of investment securities*	827,330	11,639,765	721,131	1,524,398	32,845,643	287,182
Non-U.S. taxes paid on dividend income	2,597	10,403	2,725	831	7,494	278
Non-U.S. taxes paid on interest income	—	—	—	2	—	15
Non-U.S. taxes paid on realized gains	179	165	—	1	27	3
Non-U.S. taxes provided on unrealized appreciation	3,738	—	—	101	5,162	20

	Bond Fund	Capital World Bond Fund	High- Income Bond Fund	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund

Purchases of investment securities*	$44,831,898	$2,806,381	$706,463	$2,995,459	$—	$18,179,150
Sales of investment securities*	44,287,472	2,562,406	1,079,778	2,991,216	—	18,466,598
Non-U.S. taxes paid on interest income	—	215	—	—	—	—
Non-U.S. taxes paid on realized gains	—	72	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	63	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Purchases of investment securities*	$360,912	$102,655	$324,969	$807,885	$748,623
Sales of investment securities*	412,406	118,616	359,913	882,591	1,032,662

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series	315

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2020	$32.57	$.20	$9.56	$9.76	$(.21)	$(.96)	$(1.17)	$41.16	30.79%	$3,309		.56%		.59%
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00

Class 1A:
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]

Class 2:
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76

Class 4:
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50

Global Small Capitalization Fund

Class 1:
12/31/2020	$26.80	$(.01)	$7.49	$7.48	$(.05)	$(1.59)	$(1.64)	$32.64	30.04%	$2,391		.75%		(.06)%
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57

Class 1A:
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]

Class 2:
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31

Class 4:
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03

See end of tables for footnotes.

316	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2020	$81.22	$.43	$41.28	$41.71	$(.53)	$(2.18)	$(2.71)	$120.22	52.45%	$15,644	.35%		.46%
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03

Class 1A:
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47 [6]

Class 2:
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78

Class 3:
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85

Class 4:
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53

See end of tables for footnotes.

American Funds Insurance Series	317

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2020	$20.86	$.14	$2.82	$2.96	$(.18)	$—	$(.18)	$23.64	14.28%	$5,652	.55%		.71%
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57

Class 1A:
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]

Class 2:
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35

Class 3:
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42

Class 4:
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03

See end of tables for footnotes.

318	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

New World Fund

Class 1:
12/31/2020	$25.84	$.15	$5.93	$6.08	$(.06)	$(.27)	$(.33)	$31.59	23.89%	$2,309	.76%		.64%		.58%
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		.78		1.25

Class 1A:
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	1.00	[6]	.53	[6]

Class 2:
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.03		1.00

Class 4:
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		1.28		.75

See end of tables for footnotes.

American Funds Insurance Series	319

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2020	$13.56	$.25	$.95	$1.20	$(.26)	$(.15)	$(.41)	$14.35	9.04%	$5,684		.43%		2.00%
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39

Class 1A:
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]

Class 2:
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16

Class 4:
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81

Global Growth and Income Fund

Class 1:
12/31/2020	$15.92	$.22	$1.14	$1.36	$(.23)	$(.38)	$(.61)	$16.67	9.03%	$657		.66%		1.49%
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18

Class 1A:
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]

Class 2:
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98

Class 4:
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63

See end of tables for footnotes.

320	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2020	$50.71	$.75	$6.02	$6.77	$(.80)	$(1.30)	$(2.10)	$55.38	13.81%	$22,903	.29%		1.52%
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79

Class 1A:
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]

Class 2:
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54

Class 3:
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61

Class 4:
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29

See end of tables for footnotes.

American Funds Insurance Series	321

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/2020	$18.18	$.27	$.85	$1.12	$(.29)	$—	$(.29)	$19.01	6.24%	$1,120	.68%		1.70%
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93

Class 1A:
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]

Class 2:
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72

Class 4:
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43

See end of tables for footnotes.

322	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

Capital Income Builder

Class 1:
12/31/2020	$10.73	$.31	$.15	$.46	$(.32)	$—	$(.32)	$10.87	4.64%	$621		.53%		.35%		3.07%
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533		.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		.54		3.39

Class 1A:
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6		.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6		.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	.79	[6]	2.63	[6]

Class 2:
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8		.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6		.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		.80		2.82

Class 4:
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462		1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454		1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		1.04		2.88

See end of tables for footnotes.

American Funds Insurance Series	323

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/2020	$24.05	$.43	$2.59	$3.02	$(.46)	$(.11)	$(.57)	$26.50	12.71%	$19,238	.30%		1.80%
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008	.29		1.97

Class 1A:
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4	.53	[6]	1.69	[6]

Class 2:
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144	.54		1.72

Class 3:
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35	.47		1.79

Class 4:
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861	.79		1.47

See end of tables for footnotes.

324	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2020	$13.51	$.17	$1.24	$1.41	$(.19)	$(.54)	$(.73)	$14.19	10.53%	$139		.72%		1.29%
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73

Class 1A:
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]

Class 2:
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48

Class 4:
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12

Bond Fund

Class 1:
12/31/2020	$11.17	$.23	$.87	$1.10	$(.27)	$(.11)	$(.38)	$11.89	9.96%	$6,844		.40%		2.00%
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91

Class 1A:
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]

Class 2:
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65

Class 4:
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41

See end of tables for footnotes.

American Funds Insurance Series	325

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2],10		Ratio of net income (loss) to average net assets[10]

Capital World Bond Fund

Class 1:
12/31/2020	$12.12	$.26	$.95	$1.21	$(.18)	$(.21)	$(.39)	$12.94	10.17%	$1,219		.59%		.52%		2.08%
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		.57		2.26
Class 1A:
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83

12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	.72	[6]	2.27	[6]
Class 2:
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83

12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		.82		2.01
Class 4:
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58

12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		1.08		2.09

12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.07		1.76

See end of tables for footnotes.

326	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:

12/31/2020	$9.87	$.61	$.17	$.78	$(.85)	$—	$(.85)	$9.80	8.21%	$123		.52%		6.46%
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
Class 1A:
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1		.78		5.85

12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665		.78		5.88

12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
Class 3:
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		6.52

12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
Class 4:
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83

12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55

See end of tables for footnotes.

American Funds Insurance Series	327

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2],10		Ratio of net income (loss) to average net assets[10]

American Funds Mortgage Fund

Class 1:

12/31/2020	$10.56	$.10	$.64	$.74		$(.17)	$(.02)	$(.19)	$11.11	6.98%		$224		.48%		.36%		.93%
12/31/2019	10.30	.24	.30	.54		(.28)	—	(.28)	10.56	5.30		210		.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06		(.23)	—	(.23)	10.30	.58		209		.48		.48		1.97
12/31/2017	10.56	.16	— [8]	.16		(.18)	(.07)	(.25)	10.47	1.47		265		.47		.47		1.52
12/31/2016	10.61	.15	.11	.26		(.20)	(.11)	(.31)	10.56	2.50		269		.46		.46		1.39
Class 1A:

12/31/2020	10.55	.07	.63	.70		(.15)	(.02)	(.17)	11.08	6.63		1		.73		.59		.61
12/31/2019	10.28	.22	.30	.52		(.25)	—	(.25)	10.55	5.09		1		.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04		(.22)	—	(.22)	10.28	.36		1		.73		.73		1.77
12/31/2017[3,4]	10.55	.14	— [8]	.14		(.16)	(.07)	(.23)	10.46	1.31	[5]	—	[7]	.70	[6]	.70	[6]	1.38	[6]
Class 2:

12/31/2020	10.54	.08	.63	.71		(.14)	(.02)	(.16)	11.09	6.72		58		.73		.60		.68
12/31/2019	10.28	.21	.31	.52		(.26)	—	(.26)	10.54	5.04		56		.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03		(.20)	—	(.20)	10.28	.32		57		.73		.73		1.72
12/31/2017	10.54	.14	(.01)	.13		(.15)	(.07)	(.22)	10.45	1.22		63		.72		.72		1.27
12/31/2016	10.59	.12	.12	.24		(.18)	(.11)	(.29)	10.54	2.25		63		.71		.71		1.14
Class 4:

12/31/2020	10.44	.04	.63	.67		(.12)	(.02)	(.14)	10.97	6.38		37		.98		.85		.41

12/31/2019	10.19	.18	.31	.49		(.24)	—	(.24)	10.44	4.80		28		.97		.97		1.71
12/31/2018	10.38	.15	(.15)	—	[8]	(.19)	—	(.19)	10.19	.07		24		.98		.98		1.49
12/31/2017	10.48	.11	— [8]	.11		(.14)	(.07)	(.21)	10.38	.97		12		.97		.97		1.03
12/31/2016	10.52	.09	.12	.21		(.14)	(.11)	(.25)	10.48	2.01		8		.96		.96		.86

See end of tables for footnotes.

328	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/2020	$11.30	$.02	$.02		$.04	$(.03)	$—	$(.03)	$11.31	.34%	$44		.37%		.16%
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[11]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
Class 1A:
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32 [12]	—	[7]	.35	[12]	.26 [12]
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92 [12]	—	[7]	.37	[12]	1.90 [12]
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [12]	—	[7]	.35	[12]	1.60 [12]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,12]	—	[7]	.34	[6,12]	.69 [6,12]
Class 2:
12/31/2020	11.01	— [8]	—	[8]	— [8]	(.02)	—	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	—	[8]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[11]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
Class 3:
12/31/2020	11.13	— [8]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	—	[8]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[11]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
Class 4:
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	—	[8]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)

See end of tables for footnotes.

American Funds Insurance Series	329

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2020	$12.34	$.16	$1.07	$1.23	$(.26)	$(.27)	$(.53)	$13.04	10.09%		$429		.38%		1.21%
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69		1,418		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
Class 1A:
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75		4		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42		2		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80		1,439		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31		1,343		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
Class 3:
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91		10		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49		9		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
Class 4:
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48		272		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14		124		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82

See end of tables for footnotes.

330	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses to average net assets before waivers/ reimburse- ments[13]		Ratio of expenses to average net assets after waivers/ reimburse- ments[10,13]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)						Net effective expense ratio[10,14]		Ratio of net income (loss) to average net assets[10]

Managed Risk Growth Fund

Class P1:
12/31/2020	$13.78	$.07	$4.20	$4.27	$(.12)	$(.68)	$(.80)	$17.25	32.45%	$11		.42%		.37%		.72%		.49%
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[12]	3		.42	[12]	.37	[12]	.71	[12]	.82	[12]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [12]	2		.42	[12]	.36	[12]	.70	[12]	.69	[12]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [12]	1		.50	[12]	.34	[12]	.68	[12]	.79	[12]
Class P2:
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43

Managed Risk International Fund

Class P1:
12/31/2020	$11.01	$.08	$.22	$.30	$(.16)	$(.08)	$(.24)	$11.07	3.13%[12]	$2		.43%[12]		.35%[12]		.86%[12]		.82%[12]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [12]	1		.41	[12]	.33	[12]	.84	[12]	1.64	[12]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[12]	—	[7]	.33	[12]	.28	[12]	.77	[12]	3.02	[12]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [12]	—	[7]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]	—	[7]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
Class P2:
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2020	$12.01	$.18	$(.35)	$(.17)	$(.26)	$(.34)	$(.60)	$11.24	(.93)%[12]	$2		.40%[12]		.35%[12]		.76%[12]		1.66%[12]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [12]	1		.38	[12]	.33	[12]	.74	[12]	2.14	[12]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[12]	—	[7]	.33	[12]	.28	[12]	.67	[12]	3.21	[12]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [12]	—	[7]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [12]	—	[7]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
Class P2:
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04

See end of tables for footnotes.

American Funds Insurance Series	331

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[13]		Ratio of expenses to average net assets after waivers/ reimburse- ments[10,13]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)					Net effective expense ratio[10,14]		Ratio of net income (loss) to average net assets[10]

Managed Risk Growth-Income Fund

Class P1:
12/31/2020	$13.76	$.17	$1.08	$1.25	$(.26)	$(.74)	$(1.00)	$14.01	9.85%	$2,120	.41%		.36%		.66%		1.24%
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42		.37		.67		1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40		.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [12]	2	.44	[12]	.37	[12]	.66	[12]	1.61 [12]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [12]	1	.52	[12]	.36	[12]	.64	[12]	1.46 [12]
Class P2:
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66		.61		.91		1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160	.79		.63		.91		1.13

Managed Risk Asset Allocation Fund

Class P1:
12/31/2020	$13.81	$.25	$.51	$.76	$(.21)	$(.52)	$(.73)	$13.84	6.10%	$5	.41%		.36%		.66%		1.91%
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41		.36		.65		2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37		.32		.59		1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43		.38		.66		1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43		.38		.66		1.65
Class P2:
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66		.61		.91		1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66		.61		.90		1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62		.57		.84		1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68		.63		.91		1.20

See end of tables for footnotes.

332	American Funds Insurance Series

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[15,16]	2020	2019	2018	2017	2016

Capital Income Builder	110%	44%	42%	59%	41%
Asset Allocation Fund	49	47	34	39	43
Global Balanced Fund	68	60	30	28	43
Bond Fund	72	146	98	153	108
Capital World Bond Fund	88	110	78	74	70
American Funds Mortgage Fund	123	84	60	98	113
U.S. Government/AAA-Rated Securities Fund	112	103	76	120	273

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll[15,16]	2020	2019	2018	2017	2016

Global Growth Fund	17%	14%	25%	31%	27%
Global Small Capitalization Fund	38	50	43	33	40
Growth Fund	32	21	35	24	26
International Fund	40	32	29	29	31
New World Fund	70	38	58	56	32
Blue Chip Income and Growth Fund	40	37	49	34	30
Global Growth and Income Fund	36	29	49	41	57
Growth-Income Fund	33	27	39	27	27
International Growth and Income Fund	56	28	38	51	32
Capital Income Builder Fund	184	72	98	88	53
Asset Allocation Fund	145	79	86	85	83
Global Balanced Fund	86	74	51	41	65
Bond Fund	461	373	514	502	375
Capital World Bond Fund	145	159	125	105	154
High-Income Bond Fund	78	58	67	78	89
American Funds Mortgage Fund	1143	350	811	680	713
U.S. Government/AAA-Rated Securities Fund	867	277	446	551	539
Ultra-Short Bond Fund	— [17]	— [17]	— [17]	— [17]	— [11,17]
Managed Risk Growth Fund	80	10	7	25	15
Managed Risk International Fund	71	8	8	25	26
Managed Risk Blue Chip Income and Growth Fund	101	13	11	32	9
Managed Risk Growth-Income Fund	38	6	14	26	14
Managed Risk Asset Allocation Fund	30	8	12	1	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[13]	This column does not include expenses of the underlying funds in which each fund invests.
[14]

This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the years presented. See expense example for further information regarding fees and expenses.

[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

American Funds Insurance Series	333

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Capital World Bond Fund®, High-Income Bond Fund, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Capital World Bond Fund® (formerly Global Bond Fund), High-Income Bond Fund, American Funds Mortgage Fund® (formerly Mortgage Fund), Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

334	American Funds Insurance Series

unaudited
Expense example

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	335

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,254.84	$3.13	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,253.16	4.54	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,253.28	4.54	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	1,251.73	5.96	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,343.20	$4.37	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,341.45	5.84	.99
Class 1A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 2 – actual return	1,000.00	1,341.27	5.84	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,340.24	7.31	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,360.06	$2.08	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,358.42	3.57	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	1,358.42	3.57	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,358.84	3.15	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,356.82	5.05	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,286.94	$3.17	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,284.98	4.61	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,285.43	4.61	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	1,285.16	4.20	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,283.63	6.04	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,291.34	$3.35	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,290.17	4.79	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,289.72	4.79	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,288.50	6.23	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

336	American Funds Insurance Series

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,188.67	$2.32	.42%
Class 1 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 1A – actual return	1,000.00	1,187.68	3.69	.67
Class 1A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 2 – actual return	1,000.00	1,186.62	3.69	.67
Class 2 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 – actual return	1,000.00	1,185.33	5.07	.92
Class 4 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,226.11	$3.70	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	1,224.98	5.10	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	1,224.48	5.10	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	1,223.67	6.50	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,180.81	$1.59	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,179.38	2.97	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,179.40	2.97	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,179.77	2.58	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,177.95	4.34	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,250.95	$3.86	.68%
Class 1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 1A – actual return	1,000.00	1,249.71	5.27	.93
Class 1A – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 2 – actual return	1,000.00	1,249.64	5.27	.93
Class 2 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 4 – actual return	1,000.00	1,248.18	6.69	1.18
Class 4 – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,115.95	$1.44	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,114.72	2.77	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,115.75	2.77	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,113.43	4.10	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

See end of tables for footnotes.

American Funds Insurance Series	337

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,143.93	$1.62	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,142.08	2.97	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,142.52	2.97	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,142.59	2.59	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,140.96	4.32	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,137.75	$3.93	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	1,136.55	5.28	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,136.23	5.28	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	1,135.20	6.62	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,031.42	$2.05	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,029.77	3.27	.64
Class 1A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 2 – actual return	1,000.00	1,029.81	3.27	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,028.42	4.55	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,078.63	$2.57	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,077.00	3.82	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	1,077.13	3.87	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,075.46	5.13	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,135.96	$2.85	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,134.62	4.20	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,134.44	4.20	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,134.15	3.82	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,132.72	5.54	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
See end of tables for footnotes.

338	American Funds Insurance Series

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,011.01	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,009.84	2.84	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,009.83	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	1,008.07	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$999.11	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	999.11	1.86	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	997.28	3.12	.62
Class 2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 – actual return	1,000.00	998.21	2.77	.55
Class 3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 – actual return	1,000.00	996.40	4.38	.87
Class 4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,011.80	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A – actual return	1,000.00	1,010.17	3.24	.64
Class 1A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 2 – actual return	1,000.00	1,010.14	3.24	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 3 – actual return	1,000.00	1,010.51	2.89	.57
Class 3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,008.75	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89

See end of tables for footnotes.

American Funds Insurance Series	339

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,219.94	$2.01	.36%	$4.02	.72%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.66	.72
Class P2 – actual return	1,000.00	1,217.79	3.46	.62	5.41	.97
Class P2 – assumed 5% return	1,000.00	1,022.02	3.15	.62	4.93	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,176.41	$1.81	.33%	$4.70	.86%
Class P1 – assumed 5% return	1,000.00	1,023.48	1.68	.33	4.37	.86
Class P2 – actual return	1,000.00	1,174.15	3.28	.60	6.23	1.14
Class P2 – assumed 5% return	1,000.00	1,022.12	3.05	.60	5.79	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,080.32	$1.83	.35%	$3.97	.76%
Class P1 – assumed 5% return	1,000.00	1,023.38	1.78	.35	3.86	.76
Class P2 – actual return	1,000.00	1,079.10	3.24	.62	5.44	1.04
Class P2 – assumed 5% return	1,000.00	1,022.02	3.15	.62	5.28	1.04
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,091.34	$1.89	.36%	$3.47	.66%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.35	.66
Class P2 – actual return	1,000.00	1,089.02	3.20	.61	4.78	.91
Class P2 – assumed 5% return	1,000.00	1,022.07	3.10	.61	4.62	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,101.91	$1.90	.36%	$3.49	.66%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.35	.66
Class P2 – actual return	1,000.00	1,100.65	3.22	.61	4.81	.91
Class P2 – assumed 5% return	1,000.00	1,022.07	3.10	.61	4.62	.91

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]

The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]

The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

340	American Funds Insurance Series

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	341

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2010	Private investor	90	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	89	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

342	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Director, Capital Group Investment Management Limited[6]
Martin Jacobs, 1962 Vice President	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

[5]

All of the trustees and/or officers listed, with the exception of Martin Jacobs and Keiko McKibben, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	343

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

344	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2021, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

American Funds Insurance Series	345

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]

Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)        Not applicable.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2019 and December 31, 2020 were $2,618,435 and $2,634,082, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2019 and December 31, 2020, Deloitte billed $84,910 and $84,910, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for 17f-2 security count procedures for select portfolios for the years ended December 31, 2019 and 2020.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2019 and December 31, 2020 were $302,643 and $297,643, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2019 and December 31, 2020.

During the fiscal years ended December 31, 2019 and December 31, 2020, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2019 and December 31, 2020 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2019 and December 31, 2020, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2019 and 2020 were $113,385 and $0, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)(1)     The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)    The certification required under Section 906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 5, 2021

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 5, 2021